SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT (NO. 2-39334)

UNDER

THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.

Post-Effective Amendment No. 112

and

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940

Investment Company Act File No. 811-02224

Amendment No. 97

MML SERIES INVESTMENT FUND

(Exact Name of Registrant as Specified in Declaration of Trust)

100 Bright Meadow Blvd., Enfield, Connecticut 06082-1981

(860) 562-1000

Name and Address of Agent for Service

Andrew M. Goldberg, Esq.

Vice President, Secretary, and Chief Legal Officer

MML Series Investment Fund

100 Bright Meadow Blvd.

Enfield, Connecticut 06082-1981

Copy to:

Timothy W. Diggins, Esq.

Ropes & Gray LLP

The Prudential Tower

800 Boylston Street

Boston, MA 02199-3600

It is proposed that this filing become effective on May 1, 2021 pursuant to paragraph (b) of rule 485.

TO THE SECURITIES AND EXCHANGE COMMISSION:

Registrant submits this Post-Effective Amendment No. 112 to its Registration Statement No. 2-39334 under the Securities Act of 1933, as amended, and this Amendment No. 97 to its Registration Statement No. 811-02224 under the Investment Company Act of 1940, as amended. This Post-Effective Amendment relates to each series of the Registrant.

MML SERIES INVESTMENT FUND
This Prospectus describes the following Funds.
•
MML Blue Chip Growth Fund

Initial Class
Service Class
•
MML Equity Income Fund

Initial Class
Service Class
•
MML Equity Index Fund

Class I
Class II
Class III
Service Class I
•
MML Focused Equity Fund

Class II
Service Class I
•
MML Foreign Fund

Initial Class
Service Class
•
MML Fundamental Equity Fund

Class II
Service Class I
•
MML Fundamental Value Fund

Class II
Service Class I
•
MML Global Fund

Class I
Class II
Service Class I
•
MML Growth & Income Fund

Initial Class
Service Class
•
MML Income & Growth Fund

Initial Class
Service Class
•
MML International Equity Fund

Class II
Service Class I
•
MML Large Cap Growth Fund

Initial Class
Service Class
•
MML Managed Volatility Fund

Initial Class
Service Class
•
MML Mid Cap Growth Fund

Initial Class
Service Class
•
MML Mid Cap Value Fund

Initial Class
Service Class
•
MML Small Cap Growth Equity Fund

Initial Class
Service Class
•
MML Small Company Value Fund

Class II
Service Class I
•
MML Small/Mid Cap Value Fund

Initial Class
Service Class
•
MML Total Return Bond Fund

Class II
Service Class I

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any statement to the contrary is a crime.
PROSPECTUS
May 1, 2021
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MML Blue Chip Growth Fund
INVESTMENT OBJECTIVE
This Fund seeks long-term capital growth. Income is a secondary objective.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. The expenses in the table do not reflect deductions at the separate account level or contract level for any charges that may be incurred under a variable life insurance or variable annuity contract. If these charges were reflected, the fees and expenses in the table would be higher.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Initial Class	Service Class
Management Fees	0.74%	0.74%
Distribution and Service (Rule 12b-1) Fees	None	0.25%
Other Expenses	0.04%	0.04%
Total Annual Fund Operating Expenses	0.78%	1.03%
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. If separate account or variable life insurance or variable annuity contract expenses were included, overall expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Initial Class	$80	$249	$433	$966
Service Class	$105	$328	$569	$1,259
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 26% of the average value of its portfolio.
INVESTMENTS, RISKS, AND PERFORMANCE
Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of net assets (plus the amount of any borrowings for investment purposes) in the common stocks of large- and medium-sized blue chip growth companies. The Fund’s subadviser, T. Rowe Price Associates, Inc. (“T. Rowe Price”), currently defines blue chip growth companies to mean firms that, in its view, are well-established in their industries and have the potential for above-average earnings growth. Equity securities may include common stocks, preferred stocks, securities convertible into common or preferred stock, rights, and warrants. While most assets will be invested in equity securities of U.S. companies, the Fund may also invest up to 20% of its total assets in foreign securities and American Depositary Receipts (“ADRs”), including emerging market securities. The Fund may at times have significant exposure to one or more industries or sectors. The Fund may hold a portion of its assets in cash or cash equivalents.
In selecting securities, T. Rowe Price generally seeks to identify companies with a leading market position, seasoned management, and strong financial fundamentals. T. Rowe Price believes that solid company fundamentals (with an emphasis on strong growth in earnings per share or operating cash flow) combined with a positive industry outlook may potentially reward investors with strong investment performance. It is anticipated that some of the companies targeted will have good prospects for dividend growth and T. Rowe Price may at times invest significantly in stocks of information technology companies.
In pursuing the Fund’s investment objective, T. Rowe Price has the discretion to purchase some securities that do not meet its normal investment criteria described above, when it believes there is an opportunity for substantial appreciation (such as, for example, T. Rowe Price believes a security could increase in value as a result of a change in management, an extraordinary corporate event, a new product introduction or innovation, or a favorable competitive development).
T. Rowe Price may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

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Principal Risks
The following are the Principal Risks of the Fund. The value of your investment in the Fund could go down as well as up. You can lose money by investing in the Fund. Certain risks relating to instruments and strategies used in the management of the Fund are placed first. The significance of any specific risk to an investment in the Fund will vary over time, depending on the composition of the Fund’s portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks may result in losses to the Fund.
Equity Securities Risk Although stocks may have the potential to outperform other asset classes over the long term, their prices tend to fluctuate more dramatically over the shorter term. These movements may result from factors affecting individual companies, or from broader influences like changes in interest rates, market conditions, or investor confidence, or announcements of economic, political, or financial information.
Foreign Investment Risk; Emerging Markets Risk; Currency Risk Investments in securities of foreign issuers, securities of companies with significant foreign exposure, and foreign currencies can involve additional risks relating to market, industry, political, regulatory, public health, and other conditions. Political, social, diplomatic, and economic developments, U.S. and foreign government action such as the imposition of currency or capital blockages, controls, or tariffs, economic and trade sanctions or embargoes, security suspensions, entering or exiting trade or other intergovernmental agreements, or the expropriation or nationalization of assets in a particular country, can cause dramatic declines in certain or all securities with exposure to that country and other countries. In the event of nationalization, expropriation, or other confiscation, the Fund could lose its entire foreign investment in a particular country. There may be quotas or other limits on the ability of the Fund (or clients of the Fund’s investment adviser or subadviser) to invest or maintain investments in securities of issuers in certain countries. Enforcing legal rights can be more difficult, costly, and limited in certain foreign countries, and can be particularly difficult against foreign governments. Because non-U.S. securities are normally denominated and traded in currencies other than the U.S. dollar, the value of the Fund’s assets may be affected favorably or unfavorably by changes in currency exchange rates, exchange control regulations, and restrictions or prohibitions on the repatriation of non-U.S. currencies. Income and gains with respect to investments in certain countries may be subject to withholding and other taxes. There may be less information publicly available about a non-U.S. company than about a U.S. company, and many non-U.S. companies are not subject to accounting, auditing, and financial reporting standards, regulatory framework and practices comparable to those in the U.S. The securities of some non-U.S. companies, especially those in emerging markets, are less liquid and at times more volatile than securities of comparable U.S. companies. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, less stringent investor protection and disclosure standards, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, and greater volatility in currency exchange rates, and are more susceptible to environmental problems. Many emerging market countries are highly reliant on international trade and exports, including the export of commodities. Their economies may be significantly impacted by fluctuations in commodity prices and the global demand for certain commodities. In addition, many emerging market countries with less established health care systems have experienced outbreaks of pandemics or contagious diseases from time to time. Frontier markets, a subset of emerging markets, generally have smaller economies and less mature capital markets than emerging markets. As a result, the risks of investing in emerging market countries are magnified in frontier market countries. Frontier markets are more susceptible to having abrupt changes in currency values, less mature markets and settlement practices, and lower trading volumes that could lead to greater price volatility and illiquidity. Non-U.S. transaction costs, such as brokerage commissions and custody costs, may be higher than in the United States. In addition, foreign markets can react differently to market, economic, industry, political, regulatory, geopolitical, public health, and other conditions than the U.S. market.
Growth Company Risk The prices of growth securities are often highly sensitive to market fluctuations because of their heavy dependence on future earnings or cash flow expectations, and can be more volatile than the market in general.
Large Company Risk Large-capitalization stocks as a group could fall out of favor with the market,

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causing the Fund’s investments in large-capitalization stocks to underperform investments that focus on small- or medium-capitalization stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies.
Small and Mid-Cap Company Risk Market risk and liquidity risk are particularly pronounced for securities of small and medium-sized companies, which may trade less frequently and in smaller volumes than more widely-held securities, and may fluctuate in price more than other securities. Their shares can be less liquid than those of larger companies, especially during market declines. Small and medium-sized companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group; they may have been recently organized and have little or no track record of success.
Cash Position Risk If the Fund holds a significant portion of its assets in cash or cash equivalents, its investment returns may be adversely affected and the Fund may not achieve its investment objective.
Convertible Securities Risk Convertible securities are subject to the risks of both debt instruments and equity securities. The price of a convertible security may change in response to changes in price of the underlying equity security, the credit quality of the issuer, and interest rates. In general, the values of convertible securities tend to decline as interest rates rise and to rise when interest rates fall. A convertible security generally has less potential for gain or loss than the underlying equity security.
Liquidity Risk Certain securities may be difficult (or impossible) to sell or certain positions may be difficult to close out at a desirable time and price, and the Fund may be required to hold an illiquid investment that is declining in value, or it may be required to sell certain illiquid investments at a price or time that is not advantageous in order to meet redemptions or other cash needs. Some securities may be subject to restrictions on resale. There can be no assurance that there will be a liquid market for instruments held by the Fund at any time. The Fund may not receive the proceeds from the sale of certain investments for an extended period.
Management Risk The Fund relies on the manager’s investment analysis and its selection of investments to achieve its investment objective. There can be no assurance that the Fund will achieve the intended results and the Fund may incur significant losses.
Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock markets can decline significantly in response to issuer, market, economic, industry, political, regulatory, geopolitical, public health, and other conditions, as well as investor perceptions of these conditions. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems, and reduced demand for goods or services.
Preferred Stock Risk Like other equity securities, preferred stock is subject to the risk that its value may decrease based on actual or perceived changes in the business or financial condition of the issuer. In addition, changes in interest rates may adversely affect the value of a preferred stock that pays a fixed dividend.
Sector Risk The Fund may allocate more of its assets to particular industries or to particular economic, market, or industry sectors than to others. This could increase the volatility of the Fund’s portfolio, and the Fund’s performance may be more susceptible to developments affecting issuers in those industries or sectors than if the Fund invested more broadly.
Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.
Performance Information
The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Initial Class shares. The table shows how the Fund’s average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance and an additional index that provides a comparison for the Fund’s returns without regard to investment style (S&P 500® Index). Performance shown does not reflect the fees and expenses deducted under the variable life insurance or variable annuity contract through which you invest in the Fund. If these amounts were reflected, returns would be less than those shown. Past performance is not necessarily an indication of how the Fund will perform in the future.

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Annual Performance
Initial Class Shares
Highest Quarter:	2Q ’20,	27.72%	Lowest Quarter:	4Q ’18,	-14.27%
Average Annual Total Returns
(for the periods ended December 31, 2020)
		One Year	Five Years	Ten Years
Initial Class	MML Blue Chip Growth Fund	34.40%	19.57%	17.51%
Service Class	MML Blue Chip Growth Fund	34.00%	19.28%	17.21%
Russell 1000® Growth Index (reflects no deduction for fees, expenses, or taxes)		38.49%	21.00%	17.21%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)		18.40%	15.22%	13.88%
MANAGEMENT
Investment Adviser: MML Investment Advisers, LLC (“MML Advisers”)
Subadviser(s): T. Rowe Price Associates, Inc. (“T. Rowe Price”)
Portfolio Manager(s):
Paul D. Greene II is a Portfolio Manager at T. Rowe Price. Mr. Greene will succeed Mr. Puglia as the portfolio manager of the Fund on October 1, 2021.
Larry J. Puglia, CFA, CPA is a Vice President at T. Rowe Price. He has managed the Fund since its inception (May 2006). Mr. Puglia will step down as the portfolio manager of the Fund on October 1, 2021.
PURCHASE AND SALE OF FUND SHARES
Shares of the Fund are generally available to separate investment accounts of variable life insurance and variable annuity contracts offered by companies such as MassMutual. An investor should consult the company issuing the investor’s variable life insurance or variable annuity contract to determine how to make redemptions.
TAX INFORMATION
Dividends and capital gain distributions are paid to the insurance company separate accounts. Variable life insurance and variable annuity contract owners should refer to the variable life insurance or variable annuity product prospectus or consult with their own tax adviser for information regarding the tax consequences of their investment.
PAYMENTS TO INSURANCE COMPANIES AND THEIR AFFILIATES
The Fund is not sold directly to the general public but instead is offered as an underlying investment option for variable insurance contracts. The Fund and its related companies may make payments to the sponsoring insurance company (or its affiliates) or other intermediary for distribution and/or other services. These payments may be a factor that the insurance company considers in including the Fund as an underlying investment option in the variable insurance contract or may create a conflict of interest by influencing the insurance company or other intermediary to recommend the variable insurance contract over another investment. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

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MML Equity Income Fund
INVESTMENT OBJECTIVE
This Fund seeks dividend income and long-term capital growth.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. The expenses in the table do not reflect deductions at the separate account level or contract level for any charges that may be incurred under a variable life insurance or variable annuity contract. If these charges were reflected, the fees and expenses in the table would be higher.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Initial Class	Service Class
Management Fees	0.75%	0.75%
Distribution and Service (Rule 12b-1) Fees	None	0.25%
Other Expenses	0.04%	0.04%
Total Annual Fund Operating Expenses	0.79%	1.04%
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. If separate account or variable life insurance or variable annuity contract expenses were included, overall expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Initial Class	$81	$252	$439	$978
Service Class	$106	$331	$574	$1,271
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 32% of the average value of its portfolio.
INVESTMENTS, RISKS, AND PERFORMANCE
Principal Investment Strategies
The Fund invests primarily in common stocks, with an emphasis on large-capitalization companies that have a strong track record of paying dividends or that the Fund’s subadviser, T. Rowe Price Associates, Inc. (“T. Rowe Price”), believes to be undervalued. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in common stocks. While most assets will be invested in U.S. common stocks, the Fund may invest up to 25% of its total assets in foreign securities and American Depositary Receipts (“ADRs”), including emerging market securities. The Fund may also invest in securities convertible into common or preferred stock. The Fund may purchase bank debt, loan participations and assignments, and high yield securities (also referred to as “junk” or “high yield” bonds). The Fund may use futures contracts for hedging or investment purposes as a substitute for investing directly in securities. Use of derivatives by the Fund may create investment leverage. The Fund may at times have significant exposure to one or more industries or sectors, such as the financials sector. The Fund may hold a portion of its assets in cash or cash equivalents.
T. Rowe Price typically employs a “value” approach in selecting investments, using internal research to identify companies that appear to be undervalued by various measures and may be temporarily out of favor but have good prospects for capital appreciation and dividend growth. T. Rowe Price generally looks for companies with one or more of the following: an established operating history; above-average dividend yield and low price/earnings ratio relative to the broader equity market; a sound balance sheet and other positive financial characteristics; and low stock price relative to T. Rowe Price’s view of the company’s underlying value as measured by assets, cash flow, or business franchises.
T. Rowe Price integrates pecuniary environmental, social, and governance (“ESG”) factors into its investment research process. T. Rowe Price focuses on the ESG factors it considers most likely to have a material impact on the performance of the holdings in the Fund’s portfolio.

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In pursuing the Fund’s investment objective, T. Rowe Price has the discretion to purchase some securities that do not meet its normal investment criteria described above, when it believes there is an opportunity for substantial appreciation (such as, for example, T. Rowe Price believes a security could increase in value as a result of a change in management, an extraordinary corporate event, a new product introduction or innovation, or a favorable competitive development).
T. Rowe Price may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.
Principal Risks
The following are the Principal Risks of the Fund. The value of your investment in the Fund could go down as well as up. You can lose money by investing in the Fund. Certain risks relating to instruments and strategies used in the management of the Fund are placed first. The significance of any specific risk to an investment in the Fund will vary over time, depending on the composition of the Fund’s portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks may result in losses to the Fund.
Equity Securities Risk Although stocks may have the potential to outperform other asset classes over the long term, their prices tend to fluctuate more dramatically over the shorter term. These movements may result from factors affecting individual companies, or from broader influences like changes in interest rates, market conditions, or investor confidence, or announcements of economic, political, or financial information.
Derivatives Risk Derivatives can be highly volatile and involve risks different from, and potentially greater than, direct investments, including risks of imperfect correlation between the value of derivatives and underlying assets, counterparty default, potential losses that partially or completely offset gains, and illiquidity. Derivatives can create investment leverage. Losses from derivatives can be substantially greater than the derivatives’ original cost and can sometimes be unlimited. If the value of a derivative does not correlate well with the particular market or asset class the derivative is designed to provide exposure to, the derivative may not have the effect or benefit anticipated. Derivatives can also reduce the opportunity for gains or result in losses by offsetting positive returns in other investments. Many derivatives are traded in the over-the-counter market and not on exchanges.
Foreign Investment Risk; Emerging Markets Risk; Currency Risk Investments in securities of foreign issuers, securities of companies with significant foreign exposure, and foreign currencies can involve additional risks relating to market, industry, political, regulatory, public health, and other conditions. Political, social, diplomatic, and economic developments, U.S. and foreign government action such as the imposition of currency or capital blockages, controls, or tariffs, economic and trade sanctions or embargoes, security suspensions, entering or exiting trade or other intergovernmental agreements, or the expropriation or nationalization of assets in a particular country, can cause dramatic declines in certain or all securities with exposure to that country and other countries. In the event of nationalization, expropriation, or other confiscation, the Fund could lose its entire foreign investment in a particular country. There may be quotas or other limits on the ability of the Fund (or clients of the Fund’s investment adviser or subadviser) to invest or maintain investments in securities of issuers in certain countries. Enforcing legal rights can be more difficult, costly, and limited in certain foreign countries, and can be particularly difficult against foreign governments. Because non-U.S. securities are normally denominated and traded in currencies other than the U.S. dollar, the value of the Fund’s assets may be affected favorably or unfavorably by changes in currency exchange rates, exchange control regulations, and restrictions or prohibitions on the repatriation of non-U.S. currencies. Income and gains with respect to investments in certain countries may be subject to withholding and other taxes. There may be less information publicly available about a non-U.S. company than about a U.S. company, and many non-U.S. companies are not subject to accounting, auditing, and financial reporting standards, regulatory framework and practices comparable to those in the U.S. The securities of some non-U.S. companies, especially those in emerging markets, are less liquid and at times more volatile than securities of comparable U.S. companies. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, less stringent investor protection and disclosure standards, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater

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custody and operational risks, and greater volatility in currency exchange rates, and are more susceptible to environmental problems. Many emerging market countries are highly reliant on international trade and exports, including the export of commodities. Their economies may be significantly impacted by fluctuations in commodity prices and the global demand for certain commodities. In addition, many emerging market countries with less established health care systems have experienced outbreaks of pandemics or contagious diseases from time to time. Frontier markets, a subset of emerging markets, generally have smaller economies and less mature capital markets than emerging markets. As a result, the risks of investing in emerging market countries are magnified in frontier market countries. Frontier markets are more susceptible to having abrupt changes in currency values, less mature markets and settlement practices, and lower trading volumes that could lead to greater price volatility and illiquidity. Non-U.S. transaction costs, such as brokerage commissions and custody costs, may be higher than in the United States. In addition, foreign markets can react differently to market, economic, industry, political, regulatory, geopolitical, public health, and other conditions than the U.S. market.
Large Company Risk Large-capitalization stocks as a group could fall out of favor with the market, causing the Fund’s investments in large-capitalization stocks to underperform investments that focus on small- or medium-capitalization stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies.
Value Company Risk The value investment approach entails the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock the investment adviser or subadviser judges to be undervalued may actually be appropriately priced.
Bank Loans Risk Many of the risks associated with bank loans are similar to the risks of investing in below investment grade debt securities. Changes in the financial condition of the borrower or economic conditions or other circumstances may reduce the capacity of the borrower to make principal and interest payments on such instruments and may lead to defaults. Senior secured bank loans are typically supported by collateral; however the value of the collateral may be insufficient to cover the amount owed to the
Fund, or the Fund may be prevented or delayed from realizing on the collateral. Some loans may be unsecured; unsecured loans generally present a greater risk of loss to the Fund if the issuer defaults. If the Fund relies on a third party to administer a loan, the Fund is subject to the risk that the third party will fail to perform its obligations. In addition, if the Fund holds only a participation interest in a loan made by a third party, the Fund’s receipt of payments on the loan will depend on the third party’s willingness and ability to make those payments to the Fund. The settlement time for certain loans is longer than the settlement time for many other types of investments, and the Fund may not receive the payment for a loan sold by it until well after the sale; that cash would be unavailable for payment of redemption proceeds or for reinvestment. Interests in some bank loans may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Fund believes to be a fair price.
Below Investment Grade Debt Securities Risk Below investment grade debt securities, commonly known as “junk” or “high yield” bonds, have speculative characteristics and involve greater volatility of price and yield, greater risk of loss of principal and interest, and generally reflect a greater possibility of an adverse change in financial condition that could affect an issuer’s ability to honor its obligations.
Cash Position Risk If the Fund holds a significant portion of its assets in cash or cash equivalents, its investment returns may be adversely affected and the Fund may not achieve its investment objective.
Convertible Securities Risk Convertible securities are subject to the risks of both debt instruments and equity securities. The price of a convertible security may change in response to changes in price of the underlying equity security, the credit quality of the issuer, and interest rates. In general, the values of convertible securities tend to decline as interest rates rise and to rise when interest rates fall. A convertible security generally has less potential for gain or loss than the underlying equity security.
Credit Risk Credit risk is the risk that an issuer, guarantor, or liquidity provider of a fixed income security held by the Fund may be unable or unwilling, or may be perceived (whether by market

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participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. The Fund may also be exposed to the credit risk of its counterparty to repurchase agreements, reverse repurchase agreements, swap transactions, and other derivatives transactions, and to the counterparty’s ability or willingness to perform in accordance with the terms of the transaction. The value of such transactions to the Fund will depend on the willingness and ability of the counterparty to perform its obligations, including among other things the obligation to return collateral or margin to the Fund.
Fixed Income Securities Risk The values of fixed income securities typically will decline during periods of rising interest rates, and can also decline in response to changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral assets, or changes in market, economic, industry, political, regulatory, public health, and other conditions affecting a particular type of security or issuer or fixed income securities generally. Certain events, such as market or economic developments, regulatory or government actions, natural disasters, pandemics, terrorist attacks, war, and other geopolitical events can have a dramatic adverse effect on the debt market and the overall liquidity of the market for fixed income securities. During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when the Fund would otherwise not do so, and potentially at unfavorable prices. Certain securities may be difficult to value during such periods. Fixed income securities are subject to interest rate risk (the risk that the value of a fixed income security will fall when interest rates rise), extension risk (the risk that the average life of a security will be extended through a slowing of principal payments), prepayment risk (the risk that a security will be prepaid and the Fund will be required to reinvest at a less favorable rate), and credit risk.
Hedging Risk The Fund’s attempts at hedging and taking long and short positions in currencies may not be successful and could cause the Fund to lose money or fail to get the benefit of a gain on a hedged position. If expected changes to securities prices, interest rates, currency values, and exchange rates, or the creditworthiness of an issuer are not accurately predicted, the Fund could be in a worse position than if it had not entered into such transactions.
Liquidity Risk Certain securities may be difficult (or impossible) to sell or certain positions may be difficult to close out at a desirable time and price, and the Fund may be required to hold an illiquid investment that is declining in value, or it may be required to sell certain illiquid investments at a price or time that is not advantageous in order to meet redemptions or other cash needs. Some securities may be subject to restrictions on resale. There can be no assurance that there will be a liquid market for instruments held by the Fund at any time. The Fund may not receive the proceeds from the sale of certain investments for an extended period.
Management Risk The Fund relies on the manager’s investment analysis and its selection of investments to achieve its investment objective. There can be no assurance that the Fund will achieve the intended results and the Fund may incur significant losses.
Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock markets can decline significantly in response to issuer, market, economic, industry, political, regulatory, geopolitical, public health, and other conditions, as well as investor perceptions of these conditions. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems, and reduced demand for goods or services.
Preferred Stock Risk Like other equity securities, preferred stock is subject to the risk that its value may decrease based on actual or perceived changes in the business or financial condition of the issuer. In addition, changes in interest rates may adversely affect the value of a preferred stock that pays a fixed dividend.
Sector Risk The Fund may allocate more of its assets to particular industries or to particular economic, market, or industry sectors than to others. This could increase the volatility of the Fund’s portfolio, and the Fund’s performance may be more susceptible to developments affecting issuers in those industries or sectors than if the Fund invested more broadly.
Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.

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Performance Information
The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Initial Class shares. The table shows how the Fund’s average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance. Performance shown does not reflect the fees and expenses deducted under the variable life insurance or variable annuity contract through which you invest in the Fund. If these amounts were reflected, returns would be less than those shown. Past performance is not necessarily an indication of how the Fund will perform in the future.
Annual Performance
Initial Class Shares
Highest Quarter:	4Q ’20,	20.94%	Lowest Quarter:	1Q ’20,	-28.44%
Average Annual Total Returns
(for the periods ended December 31, 2020)
		One Year	Five Years	Ten Years
Initial Class	MML Equity Income Fund	1.34%	9.91%	9.28%
Service Class	MML Equity Income Fund	1.17%	9.65%	9.01%
Russell 1000® Value Index (reflects no deduction for fees, expenses, or taxes)		2.80%	9.74%	10.50%
MANAGEMENT
Investment Adviser: MML Investment Advisers, LLC (“MML Advisers”)
Subadviser(s): T. Rowe Price Associates, Inc. (“T. Rowe Price”)
Portfolio Manager(s):
John D. Linehan, CFA is a Vice President and Portfolio Manager at T. Rowe Price. He has managed the Fund since November 2015.
PURCHASE AND SALE OF FUND SHARES
Shares of the Fund are generally available to separate investment accounts of variable life insurance and variable annuity contracts offered by companies such as MassMutual. An investor should consult the company issuing the investor’s variable life insurance or variable annuity contract to determine how to make redemptions.
TAX INFORMATION
Dividends and capital gain distributions are paid to the insurance company separate accounts. Variable life insurance and variable annuity contract owners should refer to the variable life insurance or variable annuity product prospectus or consult with their own tax adviser for information regarding the tax consequences of their investment.
PAYMENTS TO INSURANCE COMPANIES AND THEIR AFFILIATES
The Fund is not sold directly to the general public but instead is offered as an underlying investment option for variable insurance contracts. The Fund and its related companies may make payments to the sponsoring insurance company (or its affiliates) or other intermediary for distribution and/or other services. These payments may be a factor that the insurance company considers in including the Fund as an underlying investment option in the variable insurance contract or may create a conflict of interest by influencing the insurance company or other intermediary to recommend the variable insurance contract over another investment. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

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MML Equity Index Fund
INVESTMENT OBJECTIVE
The Fund’s investment objective is to provide investment results that correspond to the price and yield performance of publicly traded common stocks in the aggregate as represented by the S&P 500® Index*.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. The expenses in the table do not reflect deductions at the separate account level or contract level for any charges that may be incurred under a variable life insurance or variable annuity contract. If these charges were reflected, the fees and expenses in the table would be higher.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class I	Class II	Class III	Service Class I
Management Fees	0.10%	0.10%	0.10%	0.10%
Distribution and Service (Rule 12b-1) Fees	None	None	None	0.25%
Other Expenses	0.33%	0.18%	0.03%	0.33%
Total Annual Fund Operating Expenses	0.43%	0.28%	0.13%	0.68%
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. If separate account or variable life insurance or variable annuity contract expenses were included, overall expenses would be higher.
Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class I	$44	$138	$241	$542
Class II	$29	$90	$157	$356
Class III	$13	$42	$73	$166
Service Class I	$69	$218	$379	$847
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 5% of the average value of its portfolio.
INVESTMENTS, RISKS, AND PERFORMANCE
Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% (and, typically, substantially all) of its net assets (plus the amount of any borrowings for investment purposes) in the equity securities of companies included within the S&P 500 Index (“Index”). The Fund invests in the equity securities of companies included in the Index in weightings that approximate the relative composition of the securities contained in the Index, and in S&P 500 Index futures contracts. The Index is a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies. As of February 28, 2021, the market capitalization range of companies included in the Index was $4.79 billion to $2.04 trillion. If the securities represented in the Index were to become concentrated in any particular industry, the Fund’s investments would likewise be concentrated in securities of issuers in that industry; the Index is not currently concentrated in any single industry.
The Fund is passively managed, which means it tries to replicate the investment composition and performance of the Index by using computer programs and statistical procedures. The Fund’s subadviser, Northern Trust Investments, Inc. (“NTI”), will buy and sell securities in response to changes in the Index. The Fund may use Index futures contracts, a type of derivative, to gain exposure to the Index in lieu of investing in cash, or to reduce its exposure to the Index while it

*
The “S&P 500 Index” is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”), and has been licensed for use by MassMutual. Standard & Poor’s®, S&P® and S&P 500® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). The Fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or their respective affiliates, and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the S&P 500 Index.

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sells the securities in its portfolio. Use of Index futures contracts by the Fund may create investment leverage. Because the Fund, unlike the Index, is subject to fees and transaction expenses, the Fund’s returns are likely to be less than those of the Index. NTI expects that, under normal circumstances, the annual performance of the Fund, before fees and expenses, will track the performance of the Index within a 0.95 correlation coefficient.
Principal Risks
The following are the Principal Risks of the Fund. The value of your investment in the Fund could go down as well as up. You can lose money by investing in the Fund. Certain risks relating to instruments and strategies used in the management of the Fund are placed first. The significance of any specific risk to an investment in the Fund will vary over time, depending on the composition of the Fund’s portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks may result in losses to the Fund.
Equity Securities Risk Although stocks may have the potential to outperform other asset classes over the long term, their prices tend to fluctuate more dramatically over the shorter term. These movements may result from factors affecting individual companies, or from broader influences like changes in interest rates, market conditions, or investor confidence, or announcements of economic, political, or financial information.
Indexing Risk The Fund’s performance may not track the performance of the index due to a number of factors, including fees and expenses of the Fund, the Fund’s cash positions, and differences between securities held by the Fund and the securities comprising the index which may result from legal restrictions, costs, or liquidity constraints, especially during times when a sampling methodology is used.
Industry Concentration Risk The Fund may concentrate its assets in a particular industry or group of industries. This could increase the volatility of the Fund’s portfolio, and the Fund’s performance may be more susceptible to developments affecting issuers in that industry or group of industries than if the Fund invested more broadly.
Large Company Risk Large-capitalization stocks as a group could fall out of favor with the market, causing the Fund’s investments in large-capitalization stocks to underperform investments that focus on small- or medium-capitalization stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies.
Cash Position Risk If the Fund holds a significant portion of its assets in cash or cash equivalents, its investment returns may be adversely affected and the Fund may not achieve its investment objective.
Derivatives Risk Derivatives can be highly volatile and involve risks different from, and potentially greater than, direct investments, including risks of imperfect correlation between the value of derivatives and underlying assets, counterparty default, potential losses that partially or completely offset gains, and illiquidity. Derivatives can create investment leverage. Losses from derivatives can be substantially greater than the derivatives’ original cost and can sometimes be unlimited. If the value of a derivative does not correlate well with the particular market or asset class the derivative is designed to provide exposure to, the derivative may not have the effect or benefit anticipated. Derivatives can also reduce the opportunity for gains or result in losses by offsetting positive returns in other investments. Many derivatives are traded in the over-the-counter market and not on exchanges.
Management Risk The Fund relies on the manager’s investment analysis and its selection of investments to achieve its investment objective. There can be no assurance that the Fund will achieve the intended results and the Fund may incur significant losses.
Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock markets can decline significantly in response to issuer, market, economic, industry, political, regulatory, geopolitical, public health, and other conditions, as well as investor perceptions of these conditions. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems, and reduced demand for goods or services.
Passive Management Risk With an indexing strategy, there is no attempt to seek returns in excess of a benchmark index, to use defensive strategies, or to reduce the effects of any long-term

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poor investment performance. Therefore, the Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from the index, even if that security generally is underperforming.
Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.
Performance Information
The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Class I shares. The table shows how the Fund’s average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance. Performance shown does not reflect the fees and expenses deducted under the variable life insurance or variable annuity contract through which you invest in the Fund. If these amounts were reflected, returns would be less than those shown. Past performance is not necessarily an indication of how the Fund will perform in the future.
Annual Performance
Class I Shares
Highest Quarter:	2Q ’20,	20.41%	Lowest Quarter:	1Q ’20,	-19.69%
Average Annual Total Returns
(for the periods ended December 31, 2020)
		One Year	Five Years	Ten Years
Class I	MML Equity Index Fund	18.06%	14.75%	13.41%
Class II	MML Equity Index Fund	18.21%	14.91%	13.58%
Class III	MML Equity Index Fund	18.41%	15.07%	13.74%
Service Class I	MML Equity Index Fund	17.74%	14.46%	13.13%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)		18.40%	15.22%	13.88%
MANAGEMENT
Investment Adviser: MML Investment Advisers, LLC (“MML Advisers”)
Subadviser(s): Northern Trust Investments, Inc. (“NTI”)
Portfolio Manager(s):
Brent Reeder is a Senior Vice President at NTI. He has managed the Fund since May 2007.
PURCHASE AND SALE OF FUND SHARES
Shares of the Fund are generally available to separate investment accounts of variable life insurance and variable annuity contracts offered by companies such as MassMutual. An investor should consult the company issuing the investor’s variable life insurance or variable annuity contract to determine how to make redemptions.
TAX INFORMATION
Dividends and capital gain distributions are paid to the insurance company separate accounts. Variable life insurance and variable annuity contract owners should refer to the variable life insurance or variable annuity product prospectus or consult with their own tax adviser for information regarding the tax consequences of their investment.
PAYMENTS TO INSURANCE COMPANIES AND THEIR AFFILIATES
The Fund is not sold directly to the general public but instead is offered as an underlying investment option for variable insurance contracts. The Fund and its related companies may make payments to the sponsoring insurance company (or its affiliates) or other intermediary for distribution and/or other services. These payments may be a factor that the insurance company considers in including the Fund as an underlying investment option in the variable insurance contract or may create a conflict of interest by influencing the insurance company or other intermediary to recommend the variable insurance contract over another investment. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

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MML Focused Equity Fund
INVESTMENT OBJECTIVE
The Fund seeks growth of capital over the long-term.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. The expenses in the table do not reflect deductions at the separate account level or contract level for any charges that may be incurred under a variable life insurance or variable annuity contract. If these charges were reflected, the fees and expenses in the table would be higher.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class II	Service Class I
Management Fees	0.68%	0.68%
Distribution and Service (Rule 12b-1) Fees	None	0.25%
Other Expenses	0.19%	0.19%
Total Annual Fund Operating Expenses	0.87%	1.12%
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. If separate account or variable life insurance or variable annuity contract expenses were included, overall expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class II	$89	$278	$482	$1,073
Service Class I	$114	$356	$617	$1,363
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 36% of the average value of its portfolio.
INVESTMENTS, RISKS, AND PERFORMANCE
Principal Investment Strategies
The Fund invests primarily in equity securities of U.S. companies that the Fund’s subadviser, Wellington Management Company LLP (“Wellington Management”), believes are financially sound, valued conservatively by the market, and have improving prospects. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities. Equity securities may include common stocks, preferred stocks, securities convertible into common or preferred stocks, rights, and warrants, of issuers of any size. The Fund typically invests most of its assets in equity securities of U.S. companies, but may invest in foreign securities and American Depositary Receipts (“ADRs”), including emerging market securities. The Fund generally will not invest more than 30% of its total assets in foreign securities. The Fund may at times have significant exposure to one or more industries or sectors. The Fund may hold a portion of its assets in cash or cash equivalents.
Wellington Management seeks long-term total returns in excess of the broad market by investing in a select number of high quality, reasonably-valued companies that have demonstrated the willingness to return value to shareholders. The investment process stresses security selection based on bottom-up fundamental research to identify attractively valued stocks that have the potential for significant longer-term rewards. Wellington Management’s investment philosophy is based on the premise that investing in high quality companies with superior prospects for dividend growth, and the fundamental strength to support that growth in the future, can provide superior long-term returns. Wellington Management typically sells a security when it achieves its price target or when it no longer exhibits superior upside return versus downside risk.
Principal Risks
The following are the Principal Risks of the Fund. The value of your investment in the Fund could go down as well as up. You can lose money by investing in the Fund. Certain risks relating to

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instruments and strategies used in the management of the Fund are placed first. The significance of any specific risk to an investment in the Fund will vary over time, depending on the composition of the Fund’s portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks may result in losses to the Fund.
Equity Securities Risk Although stocks may have the potential to outperform other asset classes over the long term, their prices tend to fluctuate more dramatically over the shorter term. These movements may result from factors affecting individual companies, or from broader influences like changes in interest rates, market conditions, or investor confidence, or announcements of economic, political, or financial information.
Focused Portfolio Risk Because the Fund tends to invest its assets in a relatively small number of stocks, rather than hundreds, a decline in the market value of a particular security may affect the Fund’s value more than if the Fund invested in a larger number of securities.
Foreign Investment Risk; Emerging Markets Risk; Currency Risk Investments in securities of foreign issuers, securities of companies with significant foreign exposure, and foreign currencies can involve additional risks relating to market, industry, political, regulatory, public health, and other conditions. Political, social, diplomatic, and economic developments, U.S. and foreign government action such as the imposition of currency or capital blockages, controls, or tariffs, economic and trade sanctions or embargoes, security suspensions, entering or exiting trade or other intergovernmental agreements, or the expropriation or nationalization of assets in a particular country, can cause dramatic declines in certain or all securities with exposure to that country and other countries. In the event of nationalization, expropriation, or other confiscation, the Fund could lose its entire foreign investment in a particular country. There may be quotas or other limits on the ability of the Fund (or clients of the Fund’s investment adviser or subadviser) to invest or maintain investments in securities of issuers in certain countries. Enforcing legal rights can be more difficult, costly, and limited in certain foreign countries, and can be particularly difficult against foreign governments. Because non-U.S. securities are normally denominated and traded in currencies other than the U.S. dollar, the value of the Fund’s assets may be affected favorably or unfavorably by changes in currency exchange rates, exchange control regulations, and restrictions or prohibitions on the repatriation of non-U.S. currencies. Income and gains with respect to investments in certain countries may be subject to withholding and other taxes. There may be less information publicly available about a non-U.S. company than about a U.S. company, and many non-U.S. companies are not subject to accounting, auditing, and financial reporting standards, regulatory framework and practices comparable to those in the U.S. The securities of some non-U.S. companies, especially those in emerging markets, are less liquid and at times more volatile than securities of comparable U.S. companies. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, less stringent investor protection and disclosure standards, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, and greater volatility in currency exchange rates, and are more susceptible to environmental problems. Many emerging market countries are highly reliant on international trade and exports, including the export of commodities. Their economies may be significantly impacted by fluctuations in commodity prices and the global demand for certain commodities. In addition, many emerging market countries with less established health care systems have experienced outbreaks of pandemics or contagious diseases from time to time. Frontier markets, a subset of emerging markets, generally have smaller economies and less mature capital markets than emerging markets. As a result, the risks of investing in emerging market countries are magnified in frontier market countries. Frontier markets are more susceptible to having abrupt changes in currency values, less mature markets and settlement practices, and lower trading volumes that could lead to greater price volatility and illiquidity. Non-U.S. transaction costs, such as brokerage commissions and custody costs, may be higher than in the United States. In addition, foreign markets can react differently to market, economic, industry, political, regulatory, geopolitical, public health, and other conditions than the U.S. market.
Large Company Risk Large-capitalization stocks as a group could fall out of favor with the market, causing the Fund’s investments in large-capitalization stocks to underperform investments

− 16 −

that focus on small- or medium-capitalization stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies.
Small and Mid-Cap Company Risk Market risk and liquidity risk are particularly pronounced for securities of small and medium-sized companies, which may trade less frequently and in smaller volumes than more widely-held securities, and may fluctuate in price more than other securities. Their shares can be less liquid than those of larger companies, especially during market declines. Small and medium-sized companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group; they may have been recently organized and have little or no track record of success.
Value Company Risk The value investment approach entails the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock the investment adviser or subadviser judges to be undervalued may actually be appropriately priced.
Cash Position Risk If the Fund holds a significant portion of its assets in cash or cash equivalents, its investment returns may be adversely affected and the Fund may not achieve its investment objective.
Convertible Securities Risk Convertible securities are subject to the risks of both debt instruments and equity securities. The price of a convertible security may change in response to changes in price of the underlying equity security, the credit quality of the issuer, and interest rates. In general, the values of convertible securities tend to decline as interest rates rise and to rise when interest rates fall. A convertible security generally has less potential for gain or loss than the underlying equity security.
Liquidity Risk Certain securities may be difficult (or impossible) to sell or certain positions may be difficult to close out at a desirable time and price, and the Fund may be required to hold an illiquid investment that is declining in value, or it may be required to sell certain illiquid investments at a price or time that is not advantageous in order to meet redemptions or other cash needs. Some securities may be subject to restrictions on resale. There can be no assurance that there will be a liquid market for instruments held by the Fund at any time. The Fund may not receive the proceeds from the sale of certain investments for an extended period.
Management Risk The Fund relies on the manager’s investment analysis and its selection of investments to achieve its investment objective. There can be no assurance that the Fund will achieve the intended results and the Fund may incur significant losses.
Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock markets can decline significantly in response to issuer, market, economic, industry, political, regulatory, geopolitical, public health, and other conditions, as well as investor perceptions of these conditions. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems, and reduced demand for goods or services.
Preferred Stock Risk Like other equity securities, preferred stock is subject to the risk that its value may decrease based on actual or perceived changes in the business or financial condition of the issuer. In addition, changes in interest rates may adversely affect the value of a preferred stock that pays a fixed dividend.
Sector Risk The Fund may allocate more of its assets to particular industries or to particular economic, market, or industry sectors than to others. This could increase the volatility of the Fund’s portfolio, and the Fund’s performance may be more susceptible to developments affecting issuers in those industries or sectors than if the Fund invested more broadly.
Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.
Performance Information
The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Class II shares. The table shows how the Fund’s average annual returns for 1 and 5 years, and since inception, compare with those of a broad measure of market performance. Performance for Service Class I shares of the Fund for periods prior to its inception date (05/01/12) is based on the performance of Class II shares, adjusted to reflect Service Class I expenses. Performance shown does not reflect the fees and expenses deducted under the variable life insurance

− 17 −

or variable annuity contract through which you invest in the Fund. If these amounts were reflected, returns would be less than those shown. Past performance is not necessarily an indication of how the Fund will perform in the future.
Annual Performance
Class II Shares
Highest Quarter:	1Q ’12,	14.66%	Lowest Quarter:	1Q ’20,	-16.40%
Average Annual Total Returns
(for the periods ended December 31, 2020)
		One Year	Five Years	Since Inception (12/08/11)
Class II	MML Focused Equity Fund	12.76%	16.40%	15.36%
Service Class I	MML Focused Equity Fund	12.54%	16.12%	15.07%
Russell 1000® Index (reflects no deduction for fees, expenses, or taxes)		20.96%	15.60%	15.33%
MANAGEMENT
Investment Adviser: MML Investment Advisers, LLC (“MML Advisers”)
Subadviser(s): Wellington Management Company LLP (“Wellington Management”)
Portfolio Manager(s):
Donald J. Kilbride is a Senior Managing Director and Equity Portfolio Manager at Wellington Management. He has managed the Fund since May 2017.
PURCHASE AND SALE OF FUND SHARES
Shares of the Fund are generally available to separate investment accounts of variable life insurance and variable annuity contracts offered by companies such as MassMutual. An investor should consult the company issuing the investor’s variable life insurance or variable annuity contract to determine how to make redemptions.
TAX INFORMATION
Dividends and capital gain distributions are paid to the insurance company separate accounts. Variable life insurance and variable annuity contract owners should refer to the variable life insurance or variable annuity product prospectus or consult with their own tax adviser for information regarding the tax consequences of their investment.
PAYMENTS TO INSURANCE COMPANIES AND THEIR AFFILIATES
The Fund is not sold directly to the general public but instead is offered as an underlying investment option for variable insurance contracts. The Fund and its related companies may make payments to the sponsoring insurance company (or its affiliates) or other intermediary for distribution and/or other services. These payments may be a factor that the insurance company considers in including the Fund as an underlying investment option in the variable insurance contract or may create a conflict of interest by influencing the insurance company or other intermediary to recommend the variable insurance contract over another investment. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

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MML Foreign Fund
INVESTMENT OBJECTIVE
The Fund seeks long-term total return.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. The expenses in the table do not reflect deductions at the separate account level or contract level for any charges that may be incurred under a variable life insurance or variable annuity contract. If these charges were reflected, the fees and expenses in the table would be higher.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Initial Class	Service Class
Management Fees(1)	0.86%	0.86%
Distribution and Service (Rule 12b-1) Fees	None	0.25%
Other Expenses	0.04%	0.04%
Total Annual Fund Operating Expenses	0.90%	1.15%
Fee Waiver	(0.02%)	(0.02%)
Total Annual Fund Operating Expenses after Fee Waiver(2)	0.88%	1.13%

(1)
Management Fees have been restated to reflect current fees.

(2)
The expenses in the above table reflect a written agreement by MML Advisers to waive 0.02% of its management fees through April 30, 2022. This agreement can only be terminated by mutual consent of the Board of Trustees on behalf of the Fund and MML Advisers.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. If separate account or variable life insurance or variable annuity contract expenses were included, overall expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Initial Class	$90	$285	$497	$1,106
Service Class	$115	$363	$631	$1,396
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 106% of the average value of its portfolio.
INVESTMENTS, RISKS, AND PERFORMANCE
Principal Investment Strategies
The Fund invests primarily in common stocks of companies listed on foreign securities exchanges. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in investments of issuers located outside of the U.S., including those in emerging markets. Under normal market conditions, the Fund invests in equity securities of foreign companies representing at least three countries other than the United States. Equity securities may include common stocks, American, European, and Global depositary receipts, preferred stocks, securities convertible into common or preferred stock, rights, and warrants. Although the Fund may invest in companies of any size as measured by assets, sales, or market capitalization, the Fund will tend to focus on larger, more seasoned or established companies. The Fund will invest primarily in securities of companies domiciled in developed markets, but may invest up to 10% of its assets in securities of companies in emerging markets. The Fund may at times have significant exposure to one or more countries, industries, or sectors. It is expected that investments will be diversified around the world and within markets in an effort to minimize specific country and currency risks. The Fund may hold a portion of its assets in cash or cash equivalents.
The Fund’s subadviser, Thompson, Siegel & Walmsley LLC (“TSW”), currently anticipates investing in at least 12 countries other than the United States. TSW will emphasize established companies in individual foreign markets and will attempt to stress companies and markets that it believes are undervalued. TSW expects capital growth to be the predominant component of the Fund’s total return.

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In selecting investments for the Fund, TSW employs a relative value process utilizing a combination of quantitative and qualitative methods based on a four factor valuation screen designed to outperform the MSCI EAFE Index. TSW’s analysts also perform rigorous fundamental analysis. A portfolio composed of approximately 80-110 stocks is selected as a result of this process. TSW generally limits its investment universe to companies with a minimum of three years of operating history. TSW employs a consistent sell discipline which includes a significant negative earnings revision, a stock being sold when the catalyst is no longer valid or another stock presents a more attractive opportunity.
Principal Risks
The following are the Principal Risks of the Fund. The value of your investment in the Fund could go down as well as up. You can lose money by investing in the Fund. Certain risks relating to instruments and strategies used in the management of the Fund are placed first. The significance of any specific risk to an investment in the Fund will vary over time, depending on the composition of the Fund’s portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks may result in losses to the Fund.
Equity Securities Risk Although stocks may have the potential to outperform other asset classes over the long term, their prices tend to fluctuate more dramatically over the shorter term. These movements may result from factors affecting individual companies, or from broader influences like changes in interest rates, market conditions, or investor confidence, or announcements of economic, political, or financial information.
Foreign Investment Risk; Emerging Markets Risk; Currency Risk Investments in securities of foreign issuers, securities of companies with significant foreign exposure, and foreign currencies can involve additional risks relating to market, industry, political, regulatory, public health, and other conditions. Political, social, diplomatic, and economic developments, U.S. and foreign government action such as the imposition of currency or capital blockages, controls, or tariffs, economic and trade sanctions or embargoes, security suspensions, entering or exiting trade or other intergovernmental agreements, or the expropriation or nationalization of assets in a particular country, can cause dramatic declines in certain or all securities with exposure to that country and other countries. In the event of nationalization, expropriation, or other confiscation, the Fund could lose its entire foreign investment in a particular country. There may be quotas or other limits on the ability of the Fund (or clients of the Fund’s investment adviser or subadviser) to invest or maintain investments in securities of issuers in certain countries. Enforcing legal rights can be more difficult, costly, and limited in certain foreign countries, and can be particularly difficult against foreign governments. Because non-U.S. securities are normally denominated and traded in currencies other than the U.S. dollar, the value of the Fund’s assets may be affected favorably or unfavorably by changes in currency exchange rates, exchange control regulations, and restrictions or prohibitions on the repatriation of non-U.S. currencies. Income and gains with respect to investments in certain countries may be subject to withholding and other taxes. There may be less information publicly available about a non-U.S. company than about a U.S. company, and many non-U.S. companies are not subject to accounting, auditing, and financial reporting standards, regulatory framework and practices comparable to those in the U.S. The securities of some non-U.S. companies, especially those in emerging markets, are less liquid and at times more volatile than securities of comparable U.S. companies. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, less stringent investor protection and disclosure standards, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, and greater volatility in currency exchange rates, and are more susceptible to environmental problems. Many emerging market countries are highly reliant on international trade and exports, including the export of commodities. Their economies may be significantly impacted by fluctuations in commodity prices and the global demand for certain commodities. In addition, many emerging market countries with less established health care systems have experienced outbreaks of pandemics or contagious diseases from time to time. Frontier markets, a subset of emerging markets, generally have smaller economies and less mature capital markets than emerging markets. As a result, the risks of investing in emerging market countries are magnified in frontier market countries. Frontier markets are more susceptible to having abrupt

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changes in currency values, less mature markets and settlement practices, and lower trading volumes that could lead to greater price volatility and illiquidity. Non-U.S. transaction costs, such as brokerage commissions and custody costs, may be higher than in the United States. In addition, foreign markets can react differently to market, economic, industry, political, regulatory, geopolitical, public health, and other conditions than the U.S. market.
Growth Company Risk The prices of growth securities are often highly sensitive to market fluctuations because of their heavy dependence on future earnings or cash flow expectations, and can be more volatile than the market in general.
Large Company Risk Large-capitalization stocks as a group could fall out of favor with the market, causing the Fund’s investments in large-capitalization stocks to underperform investments that focus on small- or medium-capitalization stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies.
Small and Mid-Cap Company Risk Market risk and liquidity risk are particularly pronounced for securities of small and medium-sized companies, which may trade less frequently and in smaller volumes than more widely-held securities, and may fluctuate in price more than other securities. Their shares can be less liquid than those of larger companies, especially during market declines. Small and medium-sized companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group; they may have been recently organized and have little or no track record of success.
Value Company Risk The value investment approach entails the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock the investment adviser or subadviser judges to be undervalued may actually be appropriately priced.
Cash Position Risk If the Fund holds a significant portion of its assets in cash or cash equivalents, its investment returns may be adversely affected and the Fund may not achieve its investment objective.
Convertible Securities Risk Convertible securities are subject to the risks of both debt instruments and equity securities. The price of a convertible security may change in response to changes in price of the underlying equity security, the credit quality of the issuer, and interest rates. In general, the values of convertible securities tend to decline as interest rates rise and to rise when interest rates fall. A convertible security generally has less potential for gain or loss than the underlying equity security.
Geographic Focus Risk When the Fund focuses investments on a particular country, group of countries, or geographic region, its performance will be closely tied to the market, currency, economic, political, or regulatory conditions and developments in those countries or that region, and could be more volatile than the performance of more geographically diversified funds.
Liquidity Risk Certain securities may be difficult (or impossible) to sell or certain positions may be difficult to close out at a desirable time and price, and the Fund may be required to hold an illiquid investment that is declining in value, or it may be required to sell certain illiquid investments at a price or time that is not advantageous in order to meet redemptions or other cash needs. Some securities may be subject to restrictions on resale. There can be no assurance that there will be a liquid market for instruments held by the Fund at any time. The Fund may not receive the proceeds from the sale of certain investments for an extended period.
Management Risk The Fund relies on the manager’s investment analysis and its selection of investments to achieve its investment objective. There can be no assurance that the Fund will achieve the intended results and the Fund may incur significant losses.
Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock markets can decline significantly in response to issuer, market, economic, industry, political, regulatory, geopolitical, public health, and other conditions, as well as investor perceptions of these conditions. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems, and reduced demand for goods or services.
Preferred Stock Risk Like other equity securities, preferred stock is subject to the risk that its value may decrease based on actual or perceived changes in the business or financial condition of the issuer. In addition, changes in interest rates may adversely affect the value of a preferred stock that pays a fixed dividend.

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Quantitative Models Risk The portfolio managers use quantitative models as part of the idea generation process. Quantitative models are based upon many factors that measure individual securities relative to each other. Such models may not produce the intended results and can be adversely affected by errors or imperfections in the factors or the data on which measurements are based, changing sources of market return or market risk, or any technical issues with the design, construction, implementation, or maintenance of the models.
Sector Risk The Fund may allocate more of its assets to particular industries or to particular economic, market, or industry sectors than to others. This could increase the volatility of the Fund’s portfolio, and the Fund’s performance may be more susceptible to developments affecting issuers in those industries or sectors than if the Fund invested more broadly.
Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.
Performance Information
The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Initial Class shares. The table shows how the Fund’s average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance. Performance shown does not reflect the fees and expenses deducted under the variable life insurance or variable annuity contract through which you invest in the Fund. If these amounts were reflected, returns would be less than those shown. Past performance is not necessarily an indication of how the Fund will perform in the future.
Annual Performance
Initial Class Shares
Highest Quarter:	4Q ’20,	17.61%	Lowest Quarter:	1Q ’20,	-26.93%
Average Annual Total Returns
(for the periods ended December 31, 2020)
		One Year	Five Years	Ten Years
Initial Class	MML Foreign Fund	5.93%	4.48%	3.70%
Service Class I	MML Foreign Fund	5.57%	4.20%	3.43%
MSCI EAFE Index (reflects no deduction for fees or expenses)		7.82%	7.45%	5.51%
MANAGEMENT
Investment Adviser: MML Investment Advisers, LLC (“MML Advisers”)
Subadviser(s): Thompson, Siegel & Walmsley LLC (“TSW”)
Portfolio Manager(s):
Brandon H. Harrell, CFA is a Portfolio Manager at TSW. He has managed the Fund since January 2020.
PURCHASE AND SALE OF FUND SHARES
Shares of the Fund are generally available to separate investment accounts of variable life insurance and variable annuity contracts offered by companies such as MassMutual. An investor should consult the company issuing the investor’s variable life insurance or variable annuity contract to determine how to make redemptions.
TAX INFORMATION
Dividends and capital gain distributions are paid to the insurance company separate accounts. Variable life insurance and variable annuity contract owners should refer to the variable life insurance or variable annuity product prospectus or consult with their own tax adviser for information regarding the tax consequences of their investment.
PAYMENTS TO INSURANCE COMPANIES AND THEIR AFFILIATES
The Fund is not sold directly to the general public but instead is offered as an underlying investment option for variable insurance contracts. The Fund and its related companies may make payments to the sponsoring insurance company (or its affiliates) or other intermediary for distribution and/or other services. These payments may be a factor that the insurance company considers in including the Fund as an underlying investment option in the variable insurance contract or may create a conflict of interest by influencing the insurance company or other intermediary to recommend the variable insurance contract over

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another investment. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

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MML Fundamental Equity Fund
INVESTMENT OBJECTIVE
The Fund seeks a high total return.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. The expenses in the table do not reflect deductions at the separate account level or contract level for any charges that may be incurred under a variable life insurance or variable annuity contract. If these charges were reflected, the fees and expenses in the table would be higher.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class II	Service Class I
Management Fees(1)	0.60%	0.60%
Distribution and Service (Rule 12b-1) Fees	None	0.25%
Other Expenses	0.22%	0.22%
Total Annual Fund Operating Expenses	0.82%	1.07%

(1)
Management Fees have been restated to reflect current fees.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. If separate account or variable life insurance or variable annuity contract expenses were included, overall expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class II	$84	$262	$455	$1,014
Service Class I	$109	$340	$590	$1,306
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 113% of the average value of its portfolio.
INVESTMENTS, RISKS, AND PERFORMANCE
Principal Investment Strategies
The Fund invests primarily in common stocks of U.S. companies of different capitalization ranges. The Fund’s subadviser, Invesco Advisers, Inc. (“Invesco”), currently focuses on “large capitalization” issuers, which are considered to be companies with market capitalizations at the time of purchase within the market capitalization range of companies included within the Russell 1000® Index (as of February 28, 2021, $673 million to $2.04 trillion), although it may purchase stocks of companies with any market capitalization. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities. Equity securities may include common stocks, preferred stocks, securities convertible into common or preferred stock, rights, and warrants. The Fund typically invests most of its assets in equity securities of U.S. companies, but may invest in foreign securities. The Fund generally will not invest more than 15% of its total assets in foreign securities. The Fund may at times have significant exposure to one or more industries or sectors. The Fund may hold a portion of its assets in cash or cash equivalents.
Invesco uses fundamental research to select securities for the Fund’s portfolio, which is comprised of both growth and value stocks. While the process may change over time or vary in particular cases, in general the selection process currently uses a fundamental approach in analyzing issuers on factors such as a company’s financial performance, company strength and prospects, industry position, and business model and management strength. Industry outlook, market trends, and general economic conditions may also be considered. The portfolio is constructed and regularly monitored based upon several analytical tools, including quantitative investment models. Quantitative models are used as part of the idea generation process to rank securities within each sector to identify potential buy and sell candidates for further fundamental analysis.
The Fund aims to maintain a broadly diversified portfolio across major economic sectors by applying investment parameters for both sector and position size. Invesco uses the following sell

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criteria: the stock price is approaching its target, deterioration in the company’s competitive position, poor execution by the company’s management, or identification of more attractive alternative investment ideas.
Principal Risks
The following are the Principal Risks of the Fund. The value of your investment in the Fund could go down as well as up. You can lose money by investing in the Fund. Certain risks relating to instruments and strategies used in the management of the Fund are placed first. The significance of any specific risk to an investment in the Fund will vary over time, depending on the composition of the Fund’s portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks may result in losses to the Fund.
Equity Securities Risk Although stocks may have the potential to outperform other asset classes over the long term, their prices tend to fluctuate more dramatically over the shorter term. These movements may result from factors affecting individual companies, or from broader influences like changes in interest rates, market conditions, or investor confidence, or announcements of economic, political, or financial information.
Foreign Investment Risk; Emerging Markets Risk; Currency Risk Investments in securities of foreign issuers, securities of companies with significant foreign exposure, and foreign currencies can involve additional risks relating to market, industry, political, regulatory, public health, and other conditions. Political, social, diplomatic, and economic developments, U.S. and foreign government action such as the imposition of currency or capital blockages, controls, or tariffs, economic and trade sanctions or embargoes, security suspensions, entering or exiting trade or other intergovernmental agreements, or the expropriation or nationalization of assets in a particular country, can cause dramatic declines in certain or all securities with exposure to that country and other countries. In the event of nationalization, expropriation, or other confiscation, the Fund could lose its entire foreign investment in a particular country. There may be quotas or other limits on the ability of the Fund (or clients of the Fund’s investment adviser or subadviser) to invest or maintain investments in securities of issuers in certain countries. Enforcing legal rights can be more difficult, costly, and limited in certain foreign countries, and can be particularly difficult against foreign governments. Because non-U.S. securities are normally denominated and traded in currencies other than the U.S. dollar, the value of the Fund’s assets may be affected favorably or unfavorably by changes in currency exchange rates, exchange control regulations, and restrictions or prohibitions on the repatriation of non-U.S. currencies. Income and gains with respect to investments in certain countries may be subject to withholding and other taxes. There may be less information publicly available about a non-U.S. company than about a U.S. company, and many non-U.S. companies are not subject to accounting, auditing, and financial reporting standards, regulatory framework and practices comparable to those in the U.S. The securities of some non-U.S. companies, especially those in emerging markets, are less liquid and at times more volatile than securities of comparable U.S. companies. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, less stringent investor protection and disclosure standards, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, and greater volatility in currency exchange rates, and are more susceptible to environmental problems. Many emerging market countries are highly reliant on international trade and exports, including the export of commodities. Their economies may be significantly impacted by fluctuations in commodity prices and the global demand for certain commodities. In addition, many emerging market countries with less established health care systems have experienced outbreaks of pandemics or contagious diseases from time to time. Frontier markets, a subset of emerging markets, generally have smaller economies and less mature capital markets than emerging markets. As a result, the risks of investing in emerging market countries are magnified in frontier market countries. Frontier markets are more susceptible to having abrupt changes in currency values, less mature markets and settlement practices, and lower trading volumes that could lead to greater price volatility and illiquidity. Non-U.S. transaction costs, such as brokerage commissions and custody costs, may be higher than in the United States. In addition, foreign markets can react differently to market, economic, industry, political, regulatory, geopolitical, public health, and other conditions than the U.S. market.

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Growth Company Risk The prices of growth securities are often highly sensitive to market fluctuations because of their heavy dependence on future earnings or cash flow expectations, and can be more volatile than the market in general.
Large Company Risk Large-capitalization stocks as a group could fall out of favor with the market, causing the Fund’s investments in large-capitalization stocks to underperform investments that focus on small- or medium-capitalization stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies.
Small and Mid-Cap Company Risk Market risk and liquidity risk are particularly pronounced for securities of small and medium-sized companies, which may trade less frequently and in smaller volumes than more widely-held securities, and may fluctuate in price more than other securities. Their shares can be less liquid than those of larger companies, especially during market declines. Small and medium-sized companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group; they may have been recently organized and have little or no track record of success.
Value Company Risk The value investment approach entails the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock the investment adviser or subadviser judges to be undervalued may actually be appropriately priced.
Cash Position Risk If the Fund holds a significant portion of its assets in cash or cash equivalents, its investment returns may be adversely affected and the Fund may not achieve its investment objective.
Convertible Securities Risk Convertible securities are subject to the risks of both debt instruments and equity securities. The price of a convertible security may change in response to changes in price of the underlying equity security, the credit quality of the issuer, and interest rates. In general, the values of convertible securities tend to decline as interest rates rise and to rise when interest rates fall. A convertible security generally has less potential for gain or loss than the underlying equity security.
Liquidity Risk Certain securities may be difficult (or impossible) to sell or certain positions may be difficult to close out at a desirable time and price, and the Fund may be required to hold an illiquid investment that is declining in value, or it may be required to sell certain illiquid investments at a price or time that is not advantageous in order to meet redemptions or other cash needs. Some securities may be subject to restrictions on resale. There can be no assurance that there will be a liquid market for instruments held by the Fund at any time. The Fund may not receive the proceeds from the sale of certain investments for an extended period.
Management Risk The Fund relies on the manager’s investment analysis and its selection of investments to achieve its investment objective. There can be no assurance that the Fund will achieve the intended results and the Fund may incur significant losses.
Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock markets can decline significantly in response to issuer, market, economic, industry, political, regulatory, geopolitical, public health, and other conditions, as well as investor perceptions of these conditions. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems, and reduced demand for goods or services.
Preferred Stock Risk Like other equity securities, preferred stock is subject to the risk that its value may decrease based on actual or perceived changes in the business or financial condition of the issuer. In addition, changes in interest rates may adversely affect the value of a preferred stock that pays a fixed dividend.
Quantitative Models Risk The portfolio managers use quantitative models as part of the idea generation process. Quantitative models are based upon many factors that measure individual securities relative to each other. Such models may not produce the intended results and can be adversely affected by errors or imperfections in the factors or the data on which measurements are based, changing sources of market return or market risk, or any technical issues with the design, construction, implementation, or maintenance of the models.
Sector Risk The Fund may allocate more of its assets to particular industries or to particular economic, market, or industry sectors than to others. This could increase the volatility of the

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Fund’s portfolio, and the Fund’s performance may be more susceptible to developments affecting issuers in those industries or sectors than if the Fund invested more broadly.
Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.
Performance Information
The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Class II shares. The table shows how the Fund’s average annual returns for 1 and 5 years, and since inception, compare with those of a broad measure of market performance. The Fund’s name, investment objective, and investment strategy changed on March 2, 2020. The performance results shown below would not necessarily have been achieved had the Fund’s current investment strategy been in effect for the entire period for which performance results are presented. Performance for Service Class I shares of the Fund for periods prior to its inception date (05/01/12) is based on the performance of Class II shares, adjusted to reflect Service Class I expenses. Performance shown does not reflect the fees and expenses deducted under the variable life insurance or variable annuity contract through which you invest in the Fund. If these amounts were reflected, returns would be less than those shown. Past performance is not necessarily an indication of how the Fund will perform in the future.
Annual Performance
Class II Shares
Highest Quarter:	2Q ’20,	18.43%	Lowest Quarter:	1Q ’20,	-16.07%
Average Annual Total Returns
(for the periods ended December 31, 2020)
		One Year	Five Years	Since Inception (12/08/11)
Class II	MML Fundamental Equity Fund	20.02%	16.47%	15.75%
		One Year	Five Years	Since Inception (12/08/11)
Service Class I	MML Fundamental Equity Fund	19.59%	16.17%	15.43%
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)		18.40%	15.22%	15.13%
MANAGEMENT
Investment Adviser: MML Investment Advisers, LLC (“MML Advisers”)
Subadviser(s): Invesco Advisers, Inc. (“Invesco”)
Portfolio Manager(s):
Manind Govil, CFA is a Portfolio Manager at Invesco. He has managed the Fund since March 2020.
Paul Larson is a Portfolio Manager at Invesco. He has managed the Fund since March 2020.
Benjamin Ram is a Portfolio Manager at Invesco. He has managed the Fund since March 2020.
PURCHASE AND SALE OF FUND SHARES
Shares of the Fund are generally available to separate investment accounts of variable life insurance and variable annuity contracts offered by companies such as MassMutual. An investor should consult the company issuing the investor’s variable life insurance or variable annuity contract to determine how to make redemptions.
TAX INFORMATION
Dividends and capital gain distributions are paid to the insurance company separate accounts. Variable life insurance and variable annuity contract owners should refer to the variable life insurance or variable annuity product prospectus or consult with their own tax adviser for information regarding the tax consequences of their investment.
PAYMENTS TO INSURANCE COMPANIES AND THEIR AFFILIATES
The Fund is not sold directly to the general public but instead is offered as an underlying investment option for variable insurance contracts. The Fund and its related companies may make payments to the sponsoring insurance company (or its affiliates) or other intermediary for distribution and/or other services. These payments may be a factor that the insurance company considers in including the Fund as an underlying investment

− 27 −

option in the variable insurance contract or may create a conflict of interest by influencing the insurance company or other intermediary to recommend the variable insurance contract over another investment. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

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MML Fundamental Value Fund
INVESTMENT OBJECTIVE
The Fund seeks long-term total return.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. The expenses in the table do not reflect deductions at the separate account level or contract level for any charges that may be incurred under a variable life insurance or variable annuity contract. If these charges were reflected, the fees and expenses in the table would be higher.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class II	Service Class I
Management Fees	0.60%	0.60%
Distribution and Service (Rule 12b-1) Fees	None	0.25%
Other Expenses	0.20%	0.20%
Total Annual Fund Operating Expenses	0.80%	1.05%
Fee Waiver	(0.02%)	(0.02%)
Total Annual Fund Operating Expenses after Fee Waiver(1)	0.78%	1.03%

(1)
The expenses in the above table reflect a written agreement by MML Advisers to waive 0.02% of its management fees through April 30, 2022. This agreement can only be terminated by mutual consent of the Board of Trustees on behalf of the Fund and MML Advisers.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. If separate account or variable life insurance or variable annuity contract expenses were included, overall expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class II	$80	$253	$442	$988
Service Class I	$105	$332	$577	$1,281
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 86% of the average value of its portfolio.
INVESTMENTS, RISKS, AND PERFORMANCE
Principal Investment Strategies
The Fund invests primarily in equity securities of issuers that the Fund’s subadviser, Boston Partners Global Investors, Inc. (“Boston Partners”), believes are undervalued. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities. Equity securities include common stock, preferred stock, securities convertible into common or preferred stock, rights, and warrants. Although the Fund may invest in companies of any size, the Fund will tend to focus on companies with large market capitalizations (which Boston Partners believes are generally above $1 billion). The Fund may invest up to 20% of its total assets in the securities of foreign issuers and American Depositary Receipts (“ADRs”), including emerging market securities. The Fund may invest up to 15% of its net assets in illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. The Fund may participate as a purchaser in initial public offerings of securities (“IPOs”). An IPO is a company’s first offering of stock to the public. The Fund may at times have significant exposure to one or more industries or sectors. The Fund may hold a portion of its assets in cash or cash equivalents.
In selecting securities for the Fund, Boston Partners examines various factors to determine the value characteristics of such issuers, including price-to-book ratios and price-to-earnings ratios. These value characteristics are examined in the context of the issuer’s operating and financial fundamentals, such as return on equity, earnings growth, and cash flow. Boston Partners selects securities for the Fund based on a continuous study of trends in industries and companies, earnings

− 29 −

power, growth, and other investment criteria. Boston Partners will sell a security when it no longer meets one or more investment criteria, either through obtaining target value or due to an adverse change in the fundamentals or business momentum. Each holding has a target valuation established at purchase, which Boston Partners continuously monitors and adjusts as appropriate.
Principal Risks
The following are the Principal Risks of the Fund. The value of your investment in the Fund could go down as well as up. You can lose money by investing in the Fund. Certain risks relating to instruments and strategies used in the management of the Fund are placed first. The significance of any specific risk to an investment in the Fund will vary over time, depending on the composition of the Fund’s portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks may result in losses to the Fund.
Equity Securities Risk Although stocks may have the potential to outperform other asset classes over the long term, their prices tend to fluctuate more dramatically over the shorter term. These movements may result from factors affecting individual companies, or from broader influences like changes in interest rates, market conditions, or investor confidence, or announcements of economic, political, or financial information.
Foreign Investment Risk; Emerging Markets Risk; Currency Risk Investments in securities of foreign issuers, securities of companies with significant foreign exposure, and foreign currencies can involve additional risks relating to market, industry, political, regulatory, public health, and other conditions. Political, social, diplomatic, and economic developments, U.S. and foreign government action such as the imposition of currency or capital blockages, controls, or tariffs, economic and trade sanctions or embargoes, security suspensions, entering or exiting trade or other intergovernmental agreements, or the expropriation or nationalization of assets in a particular country, can cause dramatic declines in certain or all securities with exposure to that country and other countries. In the event of nationalization, expropriation, or other confiscation, the Fund could lose its entire foreign investment in a particular country. There may be quotas or other limits on the ability of the Fund (or clients of the Fund’s investment adviser or subadviser) to invest or maintain investments in securities of issuers in certain countries. Enforcing legal rights can be more difficult, costly, and limited in certain foreign countries, and can be particularly difficult against foreign governments. Because non-U.S. securities are normally denominated and traded in currencies other than the U.S. dollar, the value of the Fund’s assets may be affected favorably or unfavorably by changes in currency exchange rates, exchange control regulations, and restrictions or prohibitions on the repatriation of non-U.S. currencies. Income and gains with respect to investments in certain countries may be subject to withholding and other taxes. There may be less information publicly available about a non-U.S. company than about a U.S. company, and many non-U.S. companies are not subject to accounting, auditing, and financial reporting standards, regulatory framework and practices comparable to those in the U.S. The securities of some non-U.S. companies, especially those in emerging markets, are less liquid and at times more volatile than securities of comparable U.S. companies. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, less stringent investor protection and disclosure standards, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, and greater volatility in currency exchange rates, and are more susceptible to environmental problems. Many emerging market countries are highly reliant on international trade and exports, including the export of commodities. Their economies may be significantly impacted by fluctuations in commodity prices and the global demand for certain commodities. In addition, many emerging market countries with less established health care systems have experienced outbreaks of pandemics or contagious diseases from time to time. Frontier markets, a subset of emerging markets, generally have smaller economies and less mature capital markets than emerging markets. As a result, the risks of investing in emerging market countries are magnified in frontier market countries. Frontier markets are more susceptible to having abrupt changes in currency values, less mature markets and settlement practices, and lower trading volumes that could lead to greater price volatility and illiquidity. Non-U.S. transaction costs, such as brokerage commissions and custody costs, may be higher than in the United States. In addition, foreign markets can react differently to market,

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economic, industry, political, regulatory, geopolitical, public health, and other conditions than the U.S. market.
Large Company Risk Large-capitalization stocks as a group could fall out of favor with the market, causing the Fund’s investments in large-capitalization stocks to underperform investments that focus on small- or medium-capitalization stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies.
Small and Mid-Cap Company Risk Market risk and liquidity risk are particularly pronounced for securities of small and medium-sized companies, which may trade less frequently and in smaller volumes than more widely-held securities, and may fluctuate in price more than other securities. Their shares can be less liquid than those of larger companies, especially during market declines. Small and medium-sized companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group; they may have been recently organized and have little or no track record of success.
Value Company Risk The value investment approach entails the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock the investment adviser or subadviser judges to be undervalued may actually be appropriately priced.
Cash Position Risk If the Fund holds a significant portion of its assets in cash or cash equivalents, its investment returns may be adversely affected and the Fund may not achieve its investment objective.
Convertible Securities Risk Convertible securities are subject to the risks of both debt instruments and equity securities. The price of a convertible security may change in response to changes in price of the underlying equity security, the credit quality of the issuer, and interest rates. In general, the values of convertible securities tend to decline as interest rates rise and to rise when interest rates fall. A convertible security generally has less potential for gain or loss than the underlying equity security.
Liquidity Risk Certain securities may be difficult (or impossible) to sell or certain positions may be difficult to close out at a desirable time and price, and the Fund may be required to hold an illiquid investment that is declining in value, or it may be required to sell certain illiquid investments at a price or time that is not advantageous in order to meet redemptions or other cash needs. Some securities may be subject to restrictions on resale. There can be no assurance that there will be a liquid market for instruments held by the Fund at any time. The Fund may not receive the proceeds from the sale of certain investments for an extended period.
Management Risk The Fund relies on the manager’s investment analysis and its selection of investments to achieve its investment objective. There can be no assurance that the Fund will achieve the intended results and the Fund may incur significant losses.
Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock markets can decline significantly in response to issuer, market, economic, industry, political, regulatory, geopolitical, public health, and other conditions, as well as investor perceptions of these conditions. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems, and reduced demand for goods or services.
Preferred Stock Risk Like other equity securities, preferred stock is subject to the risk that its value may decrease based on actual or perceived changes in the business or financial condition of the issuer. In addition, changes in interest rates may adversely affect the value of a preferred stock that pays a fixed dividend.
Restricted Securities Risk The Fund may hold securities that are restricted as to resale under the U.S. federal securities laws, such as securities in certain privately held companies. Such securities may be highly illiquid and their values may experience significant volatility. Restricted securities may be difficult to value.
Sector Risk The Fund may allocate more of its assets to particular industries or to particular economic, market, or industry sectors than to others. This could increase the volatility of the Fund’s portfolio, and the Fund’s performance may be more susceptible to developments affecting issuers in those industries or sectors than if the Fund invested more broadly.
Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.

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Performance Information
The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Class II shares. The table shows how the Fund’s average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance. Performance for Service Class I shares of the Fund for periods prior to its inception date (05/01/12) is based on the performance of Class II shares, adjusted to reflect Service Class I expenses. Performance shown does not reflect the fees and expenses deducted under the variable life insurance or variable annuity contract through which you invest in the Fund. If these amounts were reflected, returns would be less than those shown. Past performance is not necessarily an indication of how the Fund will perform in the future.
Annual Performance
Class II Shares
Highest Quarter:	4Q ’20,	18.81%	Lowest Quarter:	1Q ’20,	-28.72%
Average Annual Total Returns
(for the periods ended December 31, 2020)
		One Year	Five Years	Ten Years
Class II	MML Fundamental Value Fund	2.67%	8.06%	9.07%
Service Class I	MML Fundamental Value Fund	2.37%	7.79%	8.79%
Russell 1000® Value Index (reflects no deduction for fees, expenses, or taxes)		2.80%	9.74%	10.50%
MANAGEMENT
Investment Adviser: MML Investment Advisers, LLC (“MML Advisers”)
Subadviser(s): Boston Partners Global Investors, Inc. (“Boston Partners”)
Portfolio Manager(s):
David T. Cohen, CFA is a portfolio manager for the Boston Partners Large Cap Value strategy. He has managed the Fund since February 2019.
Mark E. Donovan, CFA  is the lead portfolio manager for Boston Partners’ Large Cap Value portfolios. He has managed the Fund since February 2019.
Stephanie McGirr is a portfolio manager for the Boston Partners Large Cap Value strategy. She has managed the Fund since February 2019.
David J. Pyle, CFA is a portfolio manager for Boston Partners’ Large Cap Value portfolios. He has managed the Fund since February 2019.
Joshua White, CFA is a portfolio manager for Boston Partners’ Large Cap Value portfolios. He has managed the Fund since February 2021.
PURCHASE AND SALE OF FUND SHARES
Shares of the Fund are generally available to separate investment accounts of variable life insurance and variable annuity contracts offered by companies such as MassMutual. An investor should consult the company issuing the investor’s variable life insurance or variable annuity contract to determine how to make redemptions.
TAX INFORMATION
Dividends and capital gain distributions are paid to the insurance company separate accounts. Variable life insurance and variable annuity contract owners should refer to the variable life insurance or variable annuity product prospectus or consult with their own tax adviser for information regarding the tax consequences of their investment.
PAYMENTS TO INSURANCE COMPANIES AND THEIR AFFILIATES
The Fund is not sold directly to the general public but instead is offered as an underlying investment option for variable insurance contracts. The Fund and its related companies may make payments to the sponsoring insurance company (or its affiliates) or other intermediary for distribution and/or other services. These payments may be a factor that the insurance company considers in

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including the Fund as an underlying investment option in the variable insurance contract or may create a conflict of interest by influencing the insurance company or other intermediary to recommend the variable insurance contract over another investment. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

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MML Global Fund
INVESTMENT OBJECTIVE
The Fund seeks long-term capital appreciation.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. The expenses in the table do not reflect deductions at the separate account level or contract level for any charges that may be incurred under a variable life insurance or variable annuity contract. If these charges were reflected, the fees and expenses in the table would be higher.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class I	Class II	Service Class I
Management Fees	0.60%	0.60%	0.60%
Distribution and Service (Rule 12b-1) Fees	None	None	0.25%
Other Expenses	0.20%	0.20%	0.20%
Total Annual Fund Operating Expenses	0.80%	0.80%	1.05%
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. If separate account or variable life insurance or variable annuity contract expenses were included, overall expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class I	$82	$255	$444	$990
Class II	$82	$255	$444	$990
Service Class I	$107	$334	$579	$1,283
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the
Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 13% of the average value of its portfolio.
INVESTMENTS, RISKS, AND PERFORMANCE
Principal Investment Strategies
The Fund seeks to achieve its investment objective by investing primarily in the equity securities of U.S. and foreign companies, including companies in developed and emerging markets. Equity securities may include common stocks, depositary receipts, preferred stocks, securities convertible into common or preferred stock, rights, and warrants. The Fund may hold a portion of its assets in cash or cash equivalents.
In selecting investments for the Fund, the Fund’s subadviser, Massachusetts Financial Services Company (“MFS”), is not constrained by any particular investment style. MFS may invest the Fund’s assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies), in the stocks of companies it believes are undervalued compared to their perceived worth (value companies), or in a combination of growth and value companies.
While MFS may invest the Fund’s assets in securities of companies of any size, MFS primarily invests in securities of companies with large capitalizations.
MFS normally invests the Fund’s assets across different industries, sectors, countries, and regions, but MFS may invest a significant percentage of the Fund’s assets in issuers in a single industry, sector, country, or region.
MFS uses an active bottom-up investment approach to buying and selling investments for the Fund. Investments are selected primarily based on fundamental analysis of individual issuers and their potential in light of their financial condition, and market, economic, political, and regulatory conditions. Factors considered may include analysis of an issuer’s earnings, cash flows, competitive position, and management ability. MFS may also consider environmental, social, and governance (“ESG”) factors in its fundamental investment analysis. Quantitative screening tools that systematically evaluate an issuer’s valuation, price and earnings momentum, earnings quality, and other factors, may also be considered.

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Principal Risks
The following are the Principal Risks of the Fund. The value of your investment in the Fund could go down as well as up. You can lose money by investing in the Fund. Certain risks relating to instruments and strategies used in the management of the Fund are placed first. The significance of any specific risk to an investment in the Fund will vary over time, depending on the composition of the Fund’s portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks may result in losses to the Fund.
Equity Securities Risk Although stocks may have the potential to outperform other asset classes over the long term, their prices tend to fluctuate more dramatically over the shorter term. These movements may result from factors affecting individual companies, or from broader influences like changes in interest rates, market conditions, or investor confidence, or announcements of economic, political, or financial information.
Foreign Investment Risk; Emerging Markets Risk; Currency Risk Investments in securities of foreign issuers, securities of companies with significant foreign exposure, and foreign currencies can involve additional risks relating to market, industry, political, regulatory, public health, and other conditions. Political, social, diplomatic, and economic developments, U.S. and foreign government action such as the imposition of currency or capital blockages, controls, or tariffs, economic and trade sanctions or embargoes, security suspensions, entering or exiting trade or other intergovernmental agreements, or the expropriation or nationalization of assets in a particular country, can cause dramatic declines in certain or all securities with exposure to that country and other countries. In the event of nationalization, expropriation, or other confiscation, the Fund could lose its entire foreign investment in a particular country. There may be quotas or other limits on the ability of the Fund (or clients of the Fund’s investment adviser or subadviser) to invest or maintain investments in securities of issuers in certain countries. Enforcing legal rights can be more difficult, costly, and limited in certain foreign countries, and can be particularly difficult against foreign governments. Because non-U.S. securities are normally denominated and traded in currencies other than the U.S. dollar, the value of the Fund’s assets may be affected favorably or unfavorably by changes in currency exchange rates, exchange control regulations, and restrictions or prohibitions on the repatriation of non-U.S. currencies. Income and gains with respect to investments in certain countries may be subject to withholding and other taxes. There may be less information publicly available about a non-U.S. company than about a U.S. company, and many non-U.S. companies are not subject to accounting, auditing, and financial reporting standards, regulatory framework and practices comparable to those in the U.S. The securities of some non-U.S. companies, especially those in emerging markets, are less liquid and at times more volatile than securities of comparable U.S. companies. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, less stringent investor protection and disclosure standards, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, and greater volatility in currency exchange rates, and are more susceptible to environmental problems. Many emerging market countries are highly reliant on international trade and exports, including the export of commodities. Their economies may be significantly impacted by fluctuations in commodity prices and the global demand for certain commodities. In addition, many emerging market countries with less established health care systems have experienced outbreaks of pandemics or contagious diseases from time to time. Frontier markets, a subset of emerging markets, generally have smaller economies and less mature capital markets than emerging markets. As a result, the risks of investing in emerging market countries are magnified in frontier market countries. Frontier markets are more susceptible to having abrupt changes in currency values, less mature markets and settlement practices, and lower trading volumes that could lead to greater price volatility and illiquidity. Non-U.S. transaction costs, such as brokerage commissions and custody costs, may be higher than in the United States. In addition, foreign markets can react differently to market, economic, industry, political, regulatory, geopolitical, public health, and other conditions than the U.S. market.
Growth Company Risk The prices of growth securities are often highly sensitive to market fluctuations because of their heavy dependence on future earnings or cash flow expectations, and can be more volatile than the market in general.
Large Company Risk Large-capitalization stocks as a group could fall out of favor with the market,

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causing the Fund’s investments in large-capitalization stocks to underperform investments that focus on small- or medium-capitalization stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies.
Small and Mid-Cap Company Risk Market risk and liquidity risk are particularly pronounced for securities of small and medium-sized companies, which may trade less frequently and in smaller volumes than more widely-held securities, and may fluctuate in price more than other securities. Their shares can be less liquid than those of larger companies, especially during market declines. Small and medium-sized companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group; they may have been recently organized and have little or no track record of success.
Value Company Risk The value investment approach entails the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock the investment adviser or subadviser judges to be undervalued may actually be appropriately priced.
Cash Position Risk If the Fund holds a significant portion of its assets in cash or cash equivalents, its investment returns may be adversely affected and the Fund may not achieve its investment objective.
Convertible Securities Risk Convertible securities are subject to the risks of both debt instruments and equity securities. The price of a convertible security may change in response to changes in price of the underlying equity security, the credit quality of the issuer, and interest rates. In general, the values of convertible securities tend to decline as interest rates rise and to rise when interest rates fall. A convertible security generally has less potential for gain or loss than the underlying equity security.
Geographic Focus Risk When the Fund focuses investments on a particular country, group of countries, or geographic region, its performance will be closely tied to the market, currency, economic, political, or regulatory conditions and developments in those countries or that region, and could be more volatile than the performance of more geographically diversified funds.
Liquidity Risk Certain securities may be difficult (or impossible) to sell or certain positions may be difficult to close out at a desirable time and price, and the Fund may be required to hold an illiquid investment that is declining in value, or it may be required to sell certain illiquid investments at a price or time that is not advantageous in order to meet redemptions or other cash needs. Some securities may be subject to restrictions on resale. There can be no assurance that there will be a liquid market for instruments held by the Fund at any time. The Fund may not receive the proceeds from the sale of certain investments for an extended period.
Management Risk The Fund relies on the manager’s investment analysis and its selection of investments to achieve its investment objective. There can be no assurance that the Fund will achieve the intended results and the Fund may incur significant losses.
Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock markets can decline significantly in response to issuer, market, economic, industry, political, regulatory, geopolitical, public health, and other conditions, as well as investor perceptions of these conditions. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems, and reduced demand for goods or services.
Preferred Stock Risk Like other equity securities, preferred stock is subject to the risk that its value may decrease based on actual or perceived changes in the business or financial condition of the issuer. In addition, changes in interest rates may adversely affect the value of a preferred stock that pays a fixed dividend.
Sector Risk The Fund may allocate more of its assets to particular industries or to particular economic, market, or industry sectors than to others. This could increase the volatility of the Fund’s portfolio, and the Fund’s performance may be more susceptible to developments affecting issuers in those industries or sectors than if the Fund invested more broadly.
Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.

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Performance Information
The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Class I shares. The table shows how the Fund’s average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance. Performance shown does not reflect the fees and expenses deducted under the variable life insurance or variable annuity contract through which you invest in the Fund. If these amounts were reflected, returns would be less than those shown. Past performance is not necessarily an indication of how the Fund will perform in the future.
Annual Performance
Class I Shares
Highest Quarter:	2Q ’20,	17.23%	Lowest Quarter:	1Q ’20,	-21.93%
Average Annual Total Returns
(for the periods ended December 31, 2020)
		One Year	Five Years	Ten Years
Class I	MML Global Fund	14.02%	12.46%	10.84%
Class II	MML Global Fund	13.96%	12.46%	10.88%
Service Class I	MML Global Fund	13.70%	12.18%	10.55%
MSCI World Index (reflects no deduction for fees or expenses)		15.90%	12.19%	9.87%
MANAGEMENT
Investment Adviser: MML Investment Advisers, LLC (“MML Advisers”)
Subadviser(s): Massachusetts Financial Services Company (“MFS”)
Portfolio Manager(s):
Ryan McAllister is an Investment Officer and Portfolio Manager at MFS. He has managed the Fund since September 2016.
Roger Morley is an Investment Officer and Portfolio Manager at MFS. He has managed the Fund since October 2009.
PURCHASE AND SALE OF FUND SHARES
Shares of the Fund are generally available to separate investment accounts of variable life insurance and variable annuity contracts offered by companies such as MassMutual. An investor should consult the company issuing the investor’s variable life insurance or variable annuity contract to determine how to make redemptions.
TAX INFORMATION
Dividends and capital gain distributions are paid to the insurance company separate accounts. Variable life insurance and variable annuity contract owners should refer to the variable life insurance or variable annuity product prospectus or consult with their own tax adviser for information regarding the tax consequences of their investment.
PAYMENTS TO INSURANCE COMPANIES AND THEIR AFFILIATES
The Fund is not sold directly to the general public but instead is offered as an underlying investment option for variable insurance contracts. The Fund and its related companies may make payments to the sponsoring insurance company (or its affiliates) or other intermediary for distribution and/or other services. These payments may be a factor that the insurance company considers in including the Fund as an underlying investment option in the variable insurance contract or may create a conflict of interest by influencing the insurance company or other intermediary to recommend the variable insurance contract over another investment. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

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MML Growth & Income Fund
INVESTMENT OBJECTIVE
This Fund seeks capital appreciation and income.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. The expenses in the table do not reflect deductions at the separate account level or contract level for any charges that may be incurred under a variable life insurance or variable annuity contract. If these charges were reflected, the fees and expenses in the table would be higher.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Initial Class	Service Class
Management Fees	0.50%	0.50%
Distribution and Service (Rule 12b-1) Fees	None	0.25%
Other Expenses	0.07%	0.07%
Total Annual Fund Operating Expenses	0.57%	0.82%
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. If separate account or variable life insurance or variable annuity contract expenses were included, overall expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Initial Class	$58	$183	$318	$714
Service Class	$84	$262	$455	$1,014
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 17% of the average value of its portfolio.
INVESTMENTS, RISKS, AND PERFORMANCE
Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities and equity-related securities, including convertible securities, preferred stocks, options, and warrants, of U.S. companies with market capitalizations at the time of purchase greater than $1 billion. The Fund may invest up to 20% of its total assets in foreign securities, including emerging market securities and American Depositary Receipts (“ADRs”). The Fund may hold a portion of its assets in cash or cash equivalents.
In selecting investments for the Fund, the Fund’s subadviser, Massachusetts Financial Services Company (“MFS”), is not constrained by any particular investment style. MFS may invest the Fund’s assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies), in the stocks of companies it believes are undervalued compared to their perceived worth (value companies), or in a combination of growth and value companies. MFS may consider the portfolio’s overall prospects for income as well as appreciation in managing the Fund. Depending on market conditions or other factors, the Fund’s prospects for income will vary.
MFS normally invests the Fund’s assets across different industries and sectors, but MFS may invest a significant percentage of the Fund’s assets in issuers in a single industry or sector.
MFS uses an active bottom-up investment approach to buying and selling investments for the Fund. Investments are selected primarily based on fundamental analysis of individual issuers and their potential in light of their financial condition, and market, economic, political, and regulatory conditions. Factors considered may include analysis of an issuer’s earnings, current and future dividends, cash flows, competitive position, and management ability. MFS may also consider environmental, social, and governance (“ESG”) factors in its fundamental investment analysis. Quantitative screening tools that systematically evaluate an issuer’s valuation, price and earnings momentum, earnings quality, and other factors, may also be considered.

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Principal Risks
The following are the Principal Risks of the Fund. The value of your investment in the Fund could go down as well as up. You can lose money by investing in the Fund. Certain risks relating to instruments and strategies used in the management of the Fund are placed first. The significance of any specific risk to an investment in the Fund will vary over time, depending on the composition of the Fund’s portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks may result in losses to the Fund.
Equity Securities Risk Although stocks may have the potential to outperform other asset classes over the long term, their prices tend to fluctuate more dramatically over the shorter term. These movements may result from factors affecting individual companies, or from broader influences like changes in interest rates, market conditions, or investor confidence, or announcements of economic, political, or financial information.
Foreign Investment Risk; Emerging Markets Risk; Currency Risk Investments in securities of foreign issuers, securities of companies with significant foreign exposure, and foreign currencies can involve additional risks relating to market, industry, political, regulatory, public health, and other conditions. Political, social, diplomatic, and economic developments, U.S. and foreign government action such as the imposition of currency or capital blockages, controls, or tariffs, economic and trade sanctions or embargoes, security suspensions, entering or exiting trade or other intergovernmental agreements, or the expropriation or nationalization of assets in a particular country, can cause dramatic declines in certain or all securities with exposure to that country and other countries. In the event of nationalization, expropriation, or other confiscation, the Fund could lose its entire foreign investment in a particular country. There may be quotas or other limits on the ability of the Fund (or clients of the Fund’s investment adviser or subadviser) to invest or maintain investments in securities of issuers in certain countries. Enforcing legal rights can be more difficult, costly, and limited in certain foreign countries, and can be particularly difficult against foreign governments. Because non-U.S. securities are normally denominated and traded in currencies other than the U.S. dollar, the value of the Fund’s assets may be affected favorably or unfavorably by changes in currency exchange rates, exchange control regulations, and restrictions or prohibitions on the repatriation of non-U.S. currencies. Income and gains with respect to investments in certain countries may be subject to withholding and other taxes. There may be less information publicly available about a non-U.S. company than about a U.S. company, and many non-U.S. companies are not subject to accounting, auditing, and financial reporting standards, regulatory framework and practices comparable to those in the U.S. The securities of some non-U.S. companies, especially those in emerging markets, are less liquid and at times more volatile than securities of comparable U.S. companies. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, less stringent investor protection and disclosure standards, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, and greater volatility in currency exchange rates, and are more susceptible to environmental problems. Many emerging market countries are highly reliant on international trade and exports, including the export of commodities. Their economies may be significantly impacted by fluctuations in commodity prices and the global demand for certain commodities. In addition, many emerging market countries with less established health care systems have experienced outbreaks of pandemics or contagious diseases from time to time. Frontier markets, a subset of emerging markets, generally have smaller economies and less mature capital markets than emerging markets. As a result, the risks of investing in emerging market countries are magnified in frontier market countries. Frontier markets are more susceptible to having abrupt changes in currency values, less mature markets and settlement practices, and lower trading volumes that could lead to greater price volatility and illiquidity. Non-U.S. transaction costs, such as brokerage commissions and custody costs, may be higher than in the United States. In addition, foreign markets can react differently to market, economic, industry, political, regulatory, geopolitical, public health, and other conditions than the U.S. market.
Growth Company Risk The prices of growth securities are often highly sensitive to market fluctuations because of their heavy dependence on future earnings or cash flow expectations, and can be more volatile than the market in general.
Large Company Risk Large-capitalization stocks as a group could fall out of favor with the market,

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causing the Fund’s investments in large-capitalization stocks to underperform investments that focus on small- or medium-capitalization stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies.
Value Company Risk The value investment approach entails the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock the investment adviser or subadviser judges to be undervalued may actually be appropriately priced.
Cash Position Risk If the Fund holds a significant portion of its assets in cash or cash equivalents, its investment returns may be adversely affected and the Fund may not achieve its investment objective.
Convertible Securities Risk Convertible securities are subject to the risks of both debt instruments and equity securities. The price of a convertible security may change in response to changes in price of the underlying equity security, the credit quality of the issuer, and interest rates. In general, the values of convertible securities tend to decline as interest rates rise and to rise when interest rates fall. A convertible security generally has less potential for gain or loss than the underlying equity security.
Liquidity Risk Certain securities may be difficult (or impossible) to sell or certain positions may be difficult to close out at a desirable time and price, and the Fund may be required to hold an illiquid investment that is declining in value, or it may be required to sell certain illiquid investments at a price or time that is not advantageous in order to meet redemptions or other cash needs. Some securities may be subject to restrictions on resale. There can be no assurance that there will be a liquid market for instruments held by the Fund at any time. The Fund may not receive the proceeds from the sale of certain investments for an extended period.
Management Risk The Fund relies on the manager’s investment analysis and its selection of investments to achieve its investment objective. There can be no assurance that the Fund will achieve the intended results and the Fund may incur significant losses.
Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock markets can decline significantly in response to issuer, market, economic, industry, political, regulatory, geopolitical, public health, and other conditions, as well as investor perceptions of these conditions. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems, and reduced demand for goods or services.
Preferred Stock Risk Like other equity securities, preferred stock is subject to the risk that its value may decrease based on actual or perceived changes in the business or financial condition of the issuer. In addition, changes in interest rates may adversely affect the value of a preferred stock that pays a fixed dividend.
Sector Risk The Fund may allocate more of its assets to particular industries or to particular economic, market, or industry sectors than to others. This could increase the volatility of the Fund’s portfolio, and the Fund’s performance may be more susceptible to developments affecting issuers in those industries or sectors than if the Fund invested more broadly.
Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.
Performance Information
The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Initial Class shares. The table shows how the Fund’s average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance. Performance shown does not reflect the fees and expenses deducted under the variable life insurance or variable annuity contract through which you invest in the Fund. If these amounts were reflected, returns would be less than those shown. Past performance is not necessarily an indication of how the Fund will perform in the future.

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Annual Performance
Initial Class Shares
Highest Quarter:	2Q ’20,	19.65%	Lowest Quarter:	1Q ’20,	-20.38%
Average Annual Total Returns
(for the periods ended December 31, 2020)
		One Year	Five Years	Ten Years
Initial Class	MML Growth & Income Fund	14.51%	14.05%	12.86%
Service Class	MML Growth & Income Fund	14.24%	13.77%	12.58%
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)		18.40%	15.22%	13.88%
MANAGEMENT
Investment Adviser: MML Investment Advisers, LLC (“MML Advisers”)
Subadviser(s): Massachusetts Financial Services Company (“MFS”)
Portfolio Manager(s):
Kevin Beatty is Co-Chief Investment Officer-Equity-Americas and Portfolio Manager at MFS. He has managed the Fund since August 2010. Effective September 30, 2021, Mr. Beatty will no longer be a portfolio manager of the Fund.
Jude Jason is an Investment Officer and Portfolio Manager at MFS. Effective June 30, 2021, Mr. Jason will become a portfolio manager of the Fund.
Ted Maloney is Executive Vice President and Chief Investment Officer and Portfolio
Manager at MFS. He has managed the Fund since April 2012. Effective May 1, 2023, Mr. Maloney will no longer be a portfolio manager of the Fund.
Alison O’Neill Mackey is Co-Chief Investment Officer-Equity-Americas and Portfolio Manager at MFS. She has managed the Fund since May 2018.
PURCHASE AND SALE OF FUND SHARES
Shares of the Fund are generally available to separate investment accounts of variable life insurance and variable annuity contracts offered by companies such as MassMutual. An investor should consult the company issuing the investor’s variable life insurance or variable annuity contract to determine how to make redemptions.
TAX INFORMATION
Dividends and capital gain distributions are paid to the insurance company separate accounts. Variable life insurance and variable annuity contract owners should refer to the variable life insurance or variable annuity product prospectus or consult with their own tax adviser for information regarding the tax consequences of their investment.
PAYMENTS TO INSURANCE COMPANIES AND THEIR AFFILIATES
The Fund is not sold directly to the general public but instead is offered as an underlying investment option for variable insurance contracts. The Fund and its related companies may make payments to the sponsoring insurance company (or its affiliates) or other intermediary for distribution and/or other services. These payments may be a factor that the insurance company considers in including the Fund as an underlying investment option in the variable insurance contract or may create a conflict of interest by influencing the insurance company or other intermediary to recommend the variable insurance contract over another investment. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

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MML Income & Growth Fund
INVESTMENT OBJECTIVE
This Fund seeks long-term total return and current income.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. The expenses in the table do not reflect deductions at the separate account level or contract level for any charges that may be incurred under a variable life insurance or variable annuity contract. If these charges were reflected, the fees and expenses in the table would be higher.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Initial Class	Service Class
Management Fees	0.65%	0.65%
Distribution and Service (Rule 12b-1) Fees	None	0.25%
Other Expenses	0.05%	0.05%
Total Annual Fund Operating Expenses	0.70%	0.95%
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. If separate account or variable life insurance or variable annuity contract expenses were included, overall expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Initial Class	$72	$224	$390	$871
Service Class	$97	$303	$525	$1,166
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 49% of the average value of its portfolio.
INVESTMENTS, RISKS, AND PERFORMANCE
Principal Investment Strategies
The Fund invests primarily in equity securities of issuers that the Fund’s subadviser, Barrow, Hanley, Mewhinney & Strauss, LLC (“Barrow Hanley”), believes are undervalued. Equity securities may include common stocks, preferred stocks, securities convertible into common or preferred stocks, rights, and warrants. Although the Fund may invest in companies of any size, the Fund will tend to focus on companies with large market capitalizations (which Barrow Hanley believes are generally above $2 billion). The Fund may invest up to 20% of its total assets in the securities of foreign issuers and American Depositary Receipts (“ADRs”), including emerging market securities. The Fund may at times invest a substantial portion of its assets in obligations of issuers in one or more market, economic, or industry sectors. The Fund may hold a portion of its assets in cash or cash equivalents.
Barrow Hanley employs a value-based investment approach and may perform a number of analyses in considering whether to buy or sell a security for the Fund. In selecting investments for the Fund, Barrow Hanley typically seeks to exploit market inefficiencies by using proprietary research to identify primarily large capitalization companies that it considers to be undervalued and to have the potential to generate superior returns while subjecting the Fund to below average levels of risk. Barrow Hanley typically invests in approximately 80 – 120 securities. Barrow Hanley may consider selling a stock for the Fund if, in its judgment, the security has reached its valuation target, the company’s fundamentals begin to deteriorate, or other opportunities appear more attractive.
Principal Risks
The following are the Principal Risks of the Fund. The value of your investment in the Fund could go down as well as up. You can lose money by investing in the Fund. Certain risks relating to instruments and strategies used in the management of the Fund are placed first. The significance of any specific risk to an investment in the Fund will vary over time, depending on the composition of the Fund’s portfolio, market conditions, and

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other factors. You should read all of the risk information presented below carefully, because any one or more of these risks may result in losses to the Fund.
Equity Securities Risk Although stocks may have the potential to outperform other asset classes over the long term, their prices tend to fluctuate more dramatically over the shorter term. These movements may result from factors affecting individual companies, or from broader influences like changes in interest rates, market conditions, or investor confidence, or announcements of economic, political, or financial information.
Foreign Investment Risk; Emerging Markets Risk; Currency Risk Investments in securities of foreign issuers, securities of companies with significant foreign exposure, and foreign currencies can involve additional risks relating to market, industry, political, regulatory, public health, and other conditions. Political, social, diplomatic, and economic developments, U.S. and foreign government action such as the imposition of currency or capital blockages, controls, or tariffs, economic and trade sanctions or embargoes, security suspensions, entering or exiting trade or other intergovernmental agreements, or the expropriation or nationalization of assets in a particular country, can cause dramatic declines in certain or all securities with exposure to that country and other countries. In the event of nationalization, expropriation, or other confiscation, the Fund could lose its entire foreign investment in a particular country. There may be quotas or other limits on the ability of the Fund (or clients of the Fund’s investment adviser or subadviser) to invest or maintain investments in securities of issuers in certain countries. Enforcing legal rights can be more difficult, costly, and limited in certain foreign countries, and can be particularly difficult against foreign governments. Because non-U.S. securities are normally denominated and traded in currencies other than the U.S. dollar, the value of the Fund’s assets may be affected favorably or unfavorably by changes in currency exchange rates, exchange control regulations, and restrictions or prohibitions on the repatriation of non-U.S. currencies. Income and gains with respect to investments in certain countries may be subject to withholding and other taxes. There may be less information publicly available about a non-U.S. company than about a U.S. company, and many non-U.S. companies are not subject to accounting, auditing, and financial reporting standards, regulatory framework and practices comparable to those in the U.S. The securities of some non-U.S. companies, especially those in emerging markets, are less liquid and at times more volatile than securities of comparable U.S. companies. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, less stringent investor protection and disclosure standards, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, and greater volatility in currency exchange rates, and are more susceptible to environmental problems. Many emerging market countries are highly reliant on international trade and exports, including the export of commodities. Their economies may be significantly impacted by fluctuations in commodity prices and the global demand for certain commodities. In addition, many emerging market countries with less established health care systems have experienced outbreaks of pandemics or contagious diseases from time to time. Frontier markets, a subset of emerging markets, generally have smaller economies and less mature capital markets than emerging markets. As a result, the risks of investing in emerging market countries are magnified in frontier market countries. Frontier markets are more susceptible to having abrupt changes in currency values, less mature markets and settlement practices, and lower trading volumes that could lead to greater price volatility and illiquidity. Non-U.S. transaction costs, such as brokerage commissions and custody costs, may be higher than in the United States. In addition, foreign markets can react differently to market, economic, industry, political, regulatory, geopolitical, public health, and other conditions than the U.S. market.
Growth Company Risk The prices of growth securities are often highly sensitive to market fluctuations because of their heavy dependence on future earnings or cash flow expectations, and can be more volatile than the market in general.
Large Company Risk Large-capitalization stocks as a group could fall out of favor with the market, causing the Fund’s investments in large-capitalization stocks to underperform investments that focus on small- or medium-capitalization stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies.
Value Company Risk The value investment approach entails the risk that the market will not

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recognize a security’s intrinsic value for a long time, or that a stock the investment adviser or subadviser judges to be undervalued may actually be appropriately priced.
Cash Position Risk If the Fund holds a significant portion of its assets in cash or cash equivalents, its investment returns may be adversely affected and the Fund may not achieve its investment objective.
Convertible Securities Risk Convertible securities are subject to the risks of both debt instruments and equity securities. The price of a convertible security may change in response to changes in price of the underlying equity security, the credit quality of the issuer, and interest rates. In general, the values of convertible securities tend to decline as interest rates rise and to rise when interest rates fall. A convertible security generally has less potential for gain or loss than the underlying equity security.
Credit Risk Credit risk is the risk that an issuer, guarantor, or liquidity provider of a fixed income security held by the Fund may be unable or unwilling, or may be perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. The Fund may also be exposed to the credit risk of its counterparty to repurchase agreements, reverse repurchase agreements, swap transactions, and other derivatives transactions, and to the counterparty’s ability or willingness to perform in accordance with the terms of the transaction. The value of such transactions to the Fund will depend on the willingness and ability of the counterparty to perform its obligations, including among other things the obligation to return collateral or margin to the Fund.
Fixed Income Securities Risk The values of fixed income securities typically will decline during periods of rising interest rates, and can also decline in response to changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral assets, or changes in market, economic, industry, political, regulatory, public health, and other conditions affecting a particular type of security or issuer or fixed income securities generally. Certain events, such as market or economic developments, regulatory or government actions, natural disasters, pandemics, terrorist attacks, war, and other geopolitical events can have a dramatic adverse effect on the debt market and the overall liquidity of the market for fixed income securities. During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when the Fund would otherwise not do so, and potentially at unfavorable prices. Certain securities may be difficult to value during such periods. Fixed income securities are subject to interest rate risk (the risk that the value of a fixed income security will fall when interest rates rise), extension risk (the risk that the average life of a security will be extended through a slowing of principal payments), prepayment risk (the risk that a security will be prepaid and the Fund will be required to reinvest at a less favorable rate), and credit risk.
Liquidity Risk Certain securities may be difficult (or impossible) to sell or certain positions may be difficult to close out at a desirable time and price, and the Fund may be required to hold an illiquid investment that is declining in value, or it may be required to sell certain illiquid investments at a price or time that is not advantageous in order to meet redemptions or other cash needs. Some securities may be subject to restrictions on resale. There can be no assurance that there will be a liquid market for instruments held by the Fund at any time. The Fund may not receive the proceeds from the sale of certain investments for an extended period.
Management Risk The Fund relies on the manager’s investment analysis and its selection of investments to achieve its investment objective. There can be no assurance that the Fund will achieve the intended results and the Fund may incur significant losses.
Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock markets can decline significantly in response to issuer, market, economic, industry, political, regulatory, geopolitical, public health, and other conditions, as well as investor perceptions of these conditions. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems, and reduced demand for goods or services.
Preferred Stock Risk Like other equity securities, preferred stock is subject to the risk that its value may decrease based on actual or perceived changes in the business or financial condition of the issuer. In addition, changes in interest rates may adversely affect the value of a preferred stock that pays a fixed dividend.

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Sector Risk The Fund may allocate more of its assets to particular industries or to particular economic, market, or industry sectors than to others. This could increase the volatility of the Fund’s portfolio, and the Fund’s performance may be more susceptible to developments affecting issuers in those industries or sectors than if the Fund invested more broadly.
Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.
Performance Information
The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Initial Class shares. The table shows how the Fund’s average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance. Performance shown does not reflect the fees and expenses deducted under the variable life insurance or variable annuity contract through which you invest in the Fund. If these amounts were reflected, returns would be less than those shown. Past performance is not necessarily an indication of how the Fund will perform in the future.
Annual Performance
Initial Class Shares
Highest Quarter:	4Q ’20,	20.63%	Lowest Quarter:	1Q ’20,	-30.48%
Average Annual Total Returns
(for the periods ended December 31, 2020)
		One Year	Five Years	Ten Years
Initial Class	MML Income & Growth Fund	3.03%	9.13%	9.54%
Service Class	MML Income & Growth Fund	2.79%	8.86%	9.28%
Russell 1000® Value Index (reflects no deduction for fees, expenses, or taxes)		2.80%	9.74%	10.50%
MANAGEMENT
Investment Adviser: MML Investment Advisers, LLC (“MML Advisers”)
Subadviser(s): Barrow, Hanley, Mewhinney & Strauss, LLC (“Barrow Hanley”)
Portfolio Manager(s):
Mark Giambrone  is a Senior Managing Director and Portfolio Manager at Barrow Hanley. He has managed the Fund since December 2017.
Brad Kinkelaar is a Senior Managing Director and Portfolio Manager at Barrow Hanley. He has managed the Fund since February 2019.
Michael B. Nayfa, CFA  is a Managing Director and Portfolio Manager at Barrow Hanley. He has managed the Fund since December 2017.
Terry L. Pelzel, CFA is a Managing Director and Portfolio Manager at Barrow Hanley. He has managed the Fund since December 2017.
Brian F. Quinn, CFA is a Managing Director and Portfolio Manager at Barrow Hanley. He has managed the Fund since December 2017.
Lewis Ropp is a Senior Managing Director and Portfolio Manager at Barrow Hanley. He has managed the Fund since December 2017.
PURCHASE AND SALE OF FUND SHARES
Shares of the Fund are generally available to separate investment accounts of variable life insurance and variable annuity contracts offered by companies such as MassMutual. An investor should consult the company issuing the investor’s variable life insurance or variable annuity contract to determine how to make redemptions.
TAX INFORMATION
Dividends and capital gain distributions are paid to the insurance company separate accounts. Variable life insurance and variable annuity contract owners should refer to the variable life insurance or variable annuity product prospectus or consult with their own tax adviser for information regarding the tax consequences of their investment.

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PAYMENTS TO INSURANCE COMPANIES AND THEIR AFFILIATES
The Fund is not sold directly to the general public but instead is offered as an underlying investment option for variable insurance contracts. The Fund and its related companies may make payments to the sponsoring insurance company (or its affiliates) or other intermediary for distribution and/or other services. These payments may be a factor that the insurance company considers in including the Fund as an underlying investment option in the variable insurance contract or may create a conflict of interest by influencing the insurance company or other intermediary to recommend the variable insurance contract over another investment. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

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MML International Equity Fund
INVESTMENT OBJECTIVE
This Fund seeks long-term capital growth.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. The expenses in the table do not reflect deductions at the separate account level or contract level for any charges that may be incurred under a variable life insurance or variable annuity contract. If these charges were reflected, the fees and expenses in the table would be higher.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class II	Service Class I
Management Fees	0.80%	0.80%
Distribution and Service (Rule 12b-1) Fees	None	0.25%
Other Expenses	0.27%	0.27%
Total Annual Fund Operating Expenses	1.07%	1.32%
Expense Reimbursement	(0.07%)	(0.07%)
Total Annual Fund Operating Expenses after Expense Reimbursement(1)	1.00%	1.25%

(1)
The expenses in the above table reflect a written agreement by MML Advisers to cap the fees and expenses of the Fund (other than extraordinary legal and other expenses, Acquired Fund Fees and Expenses, interest expense, expenses related to borrowings, securities lending, leverage, taxes, and brokerage, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses, as applicable) through April 30, 2022, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed 1.00% and 1.25% for Class II and Service Class I shares, respectively. The Total Annual Fund Operating Expenses after Expense Reimbursement shown in the above table may exceed these amounts, because, as noted in the previous sentence certain fees and expenses are excluded from the cap. The agreement can only be terminated by mutual consent of the Board of Trustees on behalf of the Fund and MML Advisers.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. If separate account or variable life insurance or variable annuity contract expenses were included, overall expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class II	$102	$333	$583	$1,299
Service Class I	$127	$411	$717	$1,584
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 49% of the average value of its portfolio.
INVESTMENTS, RISKS, AND PERFORMANCE
Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of non-U.S. companies located in non-U.S. markets throughout the world, including emerging markets. The Fund may invest a substantial portion of its assets in just one region or country and may, but does not currently intend to, invest in U.S. companies. The Fund may at times have significant exposure to one or more industries or sectors. Equity securities in which the Fund invests may include common stocks, preferred stocks, securities convertible into common or preferred stocks, depositary receipts, rights, and warrants of issuers of any size. Ordinarily, the Fund’s portfolio typically holds thirty to sixty stocks and the Fund invests in the securities of at least five countries outside the U.S. There are no geographic limits on the Fund’s non-U.S. investments. The Fund may hold a portion of its assets in cash or cash equivalents.
The Fund uses a value investment philosophy in selecting equity securities. This value investment philosophy is based upon the belief that, over time, a company’s stock price converges with the Fund’s subadviser’s estimate of its intrinsic value. By “intrinsic value,” the Fund’s subadviser, Harris Associates L.P. (“Harris”), means its estimate of the price a knowledgeable buyer would pay to acquire the entire business. Harris believes that investing in securities priced significantly below

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their estimated intrinsic value presents the best opportunity to achieve the Fund’s investment objective.
Harris uses this value investment philosophy to identify companies that it believes have discounted stock prices compared to the companies’ intrinsic values. In assessing such companies, Harris looks for the following characteristics, although not all of the companies selected will have all of these attributes: (1) free cash flows and intelligent investment of excess cash; (2) earnings that are growing and are reasonably predictable; and (3) high level of company manager ownership.
In making its investment decisions, Harris uses a “bottom-up” approach focused on individual companies, rather than focusing on specific economic factors or specific industries. In order to select investments that meet the criteria described above, Harris uses independent, in-house research to analyze each company. As part of this selection process, Harris’ analysts typically visit companies and conduct other research on the companies and their industries.
Once Harris identifies a stock that it believes is selling at a significant discount compared to Harris’ estimate of the company’s intrinsic value and that the company may have one or more of the additional qualities mentioned above, Harris may consider buying that stock for the Fund. Harris usually sells a stock when the price approaches its estimated intrinsic value. This means that Harris sets specific “buy” and “sell” targets for each stock held by the Fund. Harris monitors each holding and adjusts those price targets as warranted to reflect changes in a company’s fundamentals.
Principal Risks
The following are the Principal Risks of the Fund. The value of your investment in the Fund could go down as well as up. You can lose money by investing in the Fund. Certain risks relating to instruments and strategies used in the management of the Fund are placed first. The significance of any specific risk to an investment in the Fund will vary over time, depending on the composition of the Fund’s portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks may result in losses to the Fund.
Equity Securities Risk Although stocks may have the potential to outperform other asset classes over the long term, their prices tend to fluctuate more dramatically over the shorter term. These movements may result from factors affecting individual companies, or from broader influences like changes in interest rates, market conditions, or investor confidence, or announcements of economic, political, or financial information.
Foreign Investment Risk; Emerging Markets Risk; Currency Risk Investments in securities of foreign issuers, securities of companies with significant foreign exposure, and foreign currencies can involve additional risks relating to market, industry, political, regulatory, public health, and other conditions. Political, social, diplomatic, and economic developments, U.S. and foreign government action such as the imposition of currency or capital blockages, controls, or tariffs, economic and trade sanctions or embargoes, security suspensions, entering or exiting trade or other intergovernmental agreements, or the expropriation or nationalization of assets in a particular country, can cause dramatic declines in certain or all securities with exposure to that country and other countries. In the event of nationalization, expropriation, or other confiscation, the Fund could lose its entire foreign investment in a particular country. There may be quotas or other limits on the ability of the Fund (or clients of the Fund’s investment adviser or subadviser) to invest or maintain investments in securities of issuers in certain countries. Enforcing legal rights can be more difficult, costly, and limited in certain foreign countries, and can be particularly difficult against foreign governments. Because non-U.S. securities are normally denominated and traded in currencies other than the U.S. dollar, the value of the Fund’s assets may be affected favorably or unfavorably by changes in currency exchange rates, exchange control regulations, and restrictions or prohibitions on the repatriation of non-U.S. currencies. Income and gains with respect to investments in certain countries may be subject to withholding and other taxes. There may be less information publicly available about a non-U.S. company than about a U.S. company, and many non-U.S. companies are not subject to accounting, auditing, and financial reporting standards, regulatory framework and practices comparable to those in the U.S. The securities of some non-U.S. companies, especially those in emerging markets, are less liquid and at times more volatile than securities of comparable U.S. companies. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, less stringent investor protection and disclosure standards, greater price

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volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, and greater volatility in currency exchange rates, and are more susceptible to environmental problems. Many emerging market countries are highly reliant on international trade and exports, including the export of commodities. Their economies may be significantly impacted by fluctuations in commodity prices and the global demand for certain commodities. In addition, many emerging market countries with less established health care systems have experienced outbreaks of pandemics or contagious diseases from time to time. Frontier markets, a subset of emerging markets, generally have smaller economies and less mature capital markets than emerging markets. As a result, the risks of investing in emerging market countries are magnified in frontier market countries. Frontier markets are more susceptible to having abrupt changes in currency values, less mature markets and settlement practices, and lower trading volumes that could lead to greater price volatility and illiquidity. Non-U.S. transaction costs, such as brokerage commissions and custody costs, may be higher than in the United States. In addition, foreign markets can react differently to market, economic, industry, political, regulatory, geopolitical, public health, and other conditions than the U.S. market.
Focused Portfolio Risk Because the Fund tends to invest its assets in a relatively small number of stocks, rather than hundreds, a decline in the market value of a particular security may affect the Fund’s value more than if the Fund invested in a larger number of securities.
Large Company Risk Large-capitalization stocks as a group could fall out of favor with the market, causing the Fund’s investments in large-capitalization stocks to underperform investments that focus on small- or medium-capitalization stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies.
Small and Mid-Cap Company Risk Market risk and liquidity risk are particularly pronounced for securities of small and medium-sized companies, which may trade less frequently and in smaller volumes than more widely-held securities, and may fluctuate in price more than other securities. Their shares can be less liquid than those of larger companies, especially during market declines. Small and medium-sized companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group; they may have been recently organized and have little or no track record of success.
Value Company Risk The value investment approach entails the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock the investment adviser or subadviser judges to be undervalued may actually be appropriately priced.
Cash Position Risk If the Fund holds a significant portion of its assets in cash or cash equivalents, its investment returns may be adversely affected and the Fund may not achieve its investment objective.
Convertible Securities Risk Convertible securities are subject to the risks of both debt instruments and equity securities. The price of a convertible security may change in response to changes in price of the underlying equity security, the credit quality of the issuer, and interest rates. In general, the values of convertible securities tend to decline as interest rates rise and to rise when interest rates fall. A convertible security generally has less potential for gain or loss than the underlying equity security.
Geographic Focus Risk When the Fund focuses investments on a particular country, group of countries, or geographic region, its performance will be closely tied to the market, currency, economic, political, or regulatory conditions and developments in those countries or that region, and could be more volatile than the performance of more geographically diversified funds.
Liquidity Risk Certain securities may be difficult (or impossible) to sell or certain positions may be difficult to close out at a desirable time and price, and the Fund may be required to hold an illiquid investment that is declining in value, or it may be required to sell certain illiquid investments at a price or time that is not advantageous in order to meet redemptions or other cash needs. Some securities may be subject to restrictions on resale. There can be no assurance that there will be a liquid market for instruments held by the Fund at any time. The Fund may not receive the proceeds from the sale of certain investments for an extended period.
Management Risk The Fund relies on the manager’s investment analysis and its selection of investments to achieve its investment objective. There can be no assurance that the Fund will achieve the intended results and the Fund may incur significant losses.

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Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock markets can decline significantly in response to issuer, market, economic, industry, political, regulatory, geopolitical, public health, and other conditions, as well as investor perceptions of these conditions. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems, and reduced demand for goods or services.
Preferred Stock Risk Like other equity securities, preferred stock is subject to the risk that its value may decrease based on actual or perceived changes in the business or financial condition of the issuer. In addition, changes in interest rates may adversely affect the value of a preferred stock that pays a fixed dividend.
Sector Risk The Fund may allocate more of its assets to particular industries or to particular economic, market, or industry sectors than to others. This could increase the volatility of the Fund’s portfolio, and the Fund’s performance may be more susceptible to developments affecting issuers in those industries or sectors than if the Fund invested more broadly.
Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.
Performance Information
The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Class II shares. The table shows how the Fund’s average annual returns for 1 and 5 years, and since inception, compare with those of a broad measure of market performance. Performance for Service Class I shares of the Fund for periods prior to its inception date (05/01/14) is based on the performance of Class II shares, adjusted to reflect Service Class I expenses. Performance shown does not reflect the fees and expenses deducted under the variable life insurance or variable annuity contract through which you invest in the Fund. If these amounts were reflected, returns would be less than those shown. Past performance is not necessarily an indication of how the Fund will perform in the future.
Annual Performance
Class II Shares
Highest Quarter:	4Q ’20,	32.01%	Lowest Quarter:	1Q ’20,	-37.03%
Average Annual Total Returns
(for the periods ended December 31, 2020)
		One Year	Five Years	Since Inception (01/07/14)
Class II	MML International Equity Fund	5.37%	7.15%	3.62%
Service Class I	MML International Equity Fund	5.07%	6.88%	3.37%
MSCI World Index ex USA (reflects no deduction for fees or expenses)		7.59%	7.64%	4.46%
MANAGEMENT
Investment Adviser: MML Investment Advisers, LLC (“MML Advisers”)
Subadviser(s): Harris Associates L.P. (“Harris”)
Portfolio Manager(s):
David G. Herro, CFA is the Deputy Chairman, the Chief Investment Officer of International Equities, and a Portfolio Manager at Harris. He has managed the Fund since its inception (January 2014).
Michael L. Manelli, CFA is a Vice President, a Portfolio Manager, and an International Investment Analyst at Harris. He has managed the Fund since January 2017.
PURCHASE AND SALE OF FUND SHARES
Shares of the Fund are generally available to separate investment accounts of variable life insurance and variable annuity contracts offered by companies such as MassMutual. An investor should consult the company issuing the investor’s variable life insurance or variable annuity contract to determine how to make redemptions.

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TAX INFORMATION
Dividends and capital gain distributions are paid to the insurance company separate accounts. Variable life insurance and variable annuity contract owners should refer to the variable life insurance or variable annuity product prospectus or consult with their own tax adviser for information regarding the tax consequences of their investment.
PAYMENTS TO INSURANCE COMPANIES AND THEIR AFFILIATES
The Fund is not sold directly to the general public but instead is offered as an underlying investment option for variable insurance contracts. The Fund and its related companies may make payments to the sponsoring insurance company (or its affiliates) or other intermediary for distribution and/or other services. These payments may be a factor that the insurance company considers in including the Fund as an underlying investment option in the variable insurance contract or may create a conflict of interest by influencing the insurance company or other intermediary to recommend the variable insurance contract over another investment. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

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MML Large Cap Growth Fund
INVESTMENT OBJECTIVE
This Fund seeks long-term capital appreciation.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. The expenses in the table do not reflect deductions at the separate account level or contract level for any charges that may be incurred under a variable life insurance or variable annuity contract. If these charges were reflected, the fees and expenses in the table would be higher.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Initial Class	Service Class
Management Fees	0.65%	0.65%
Distribution and Service (Rule 12b-1) Fees	None	0.25%
Other Expenses	0.07%	0.07%
Total Annual Fund Operating Expenses	0.72%	0.97%
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. If separate account or variable life insurance or variable annuity contract expenses were included, overall expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Initial Class	$74	$230	$401	$894
Service Class	$99	$309	$536	$1,190
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 32% of the average value of its portfolio.
INVESTMENTS, RISKS, AND PERFORMANCE
Principal Investment Strategies
The Fund invests primarily in large-capitalization companies that the Fund’s subadviser, Loomis, Sayles & Company, L.P. (“Loomis Sayles”), believes offer the potential for long-term growth. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the common stocks of companies whose market capitalizations at the time of purchase are within the market capitalization range of companies included in the Russell 1000® Growth Index (as of February 28, 2021, $673 million to $2.04 trillion). The Fund has the flexibility to invest in companies of any size, including small-capitalization companies (when Loomis Sayles believes such companies to be especially attractive). The Fund typically invests most of its assets in equity securities of U.S. companies, but may invest up to 20% of its total assets in foreign securities and American Depositary Receipts (“ADRs”), including emerging market securities. Equity securities may include common stocks, preferred stocks, securities convertible into common or preferred stock, rights, and warrants. The Fund will normally be invested in 30 – 40 securities. The Fund may at times have significant exposure to one or more issuers, industries, or sectors. The Fund may hold a portion of its assets in cash or cash equivalents.
In selecting securities, Loomis Sayles emphasizes companies with sustainable competitive advantages versus others, long-term structural growth drivers that will lead to above-average future cash flow growth, attractive cash flow returns on invested capital, and management teams focused on creating long-term value for shareholders. Loomis Sayles aims to invest in companies when they trade at a significant discount to Loomis Sayles’ estimate of intrinsic value (i.e., companies with share prices trading significantly below what Loomis Sayles believes the share price should be). Loomis Sayles will consider selling a portfolio investment when (i) it believes an unfavorable structural change occurs within a given business or the markets in which it operates, (ii) a critical underlying investment assumption is flawed, (iii) a more attractive reward-to-risk opportunity becomes available, (iv) the current price fully reflects intrinsic value, or (v) for other investment reasons which it deems appropriate.

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Principal Risks
The following are the Principal Risks of the Fund. The value of your investment in the Fund could go down as well as up. You can lose money by investing in the Fund. Certain risks relating to instruments and strategies used in the management of the Fund are placed first. The significance of any specific risk to an investment in the Fund will vary over time, depending on the composition of the Fund’s portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks may result in losses to the Fund.
Equity Securities Risk Although stocks may have the potential to outperform other asset classes over the long term, their prices tend to fluctuate more dramatically over the shorter term. These movements may result from factors affecting individual companies, or from broader influences like changes in interest rates, market conditions, or investor confidence, or announcements of economic, political, or financial information.
Focused Portfolio Risk Because the Fund tends to invest its assets in a relatively small number of stocks, rather than hundreds, a decline in the market value of a particular security may affect the Fund’s value more than if the Fund invested in a larger number of securities.
Foreign Investment Risk; Emerging Markets Risk; Currency Risk Investments in securities of foreign issuers, securities of companies with significant foreign exposure, and foreign currencies can involve additional risks relating to market, industry, political, regulatory, public health, and other conditions. Political, social, diplomatic, and economic developments, U.S. and foreign government action such as the imposition of currency or capital blockages, controls, or tariffs, economic and trade sanctions or embargoes, security suspensions, entering or exiting trade or other intergovernmental agreements, or the expropriation or nationalization of assets in a particular country, can cause dramatic declines in certain or all securities with exposure to that country and other countries. In the event of nationalization, expropriation, or other confiscation, the Fund could lose its entire foreign investment in a particular country. There may be quotas or other limits on the ability of the Fund (or clients of the Fund’s investment adviser or subadviser) to invest or maintain investments in securities of issuers in certain countries. Enforcing legal rights can be more difficult, costly, and limited in certain foreign countries, and can be particularly difficult against foreign governments. Because non-U.S. securities are normally denominated and traded in currencies other than the U.S. dollar, the value of the Fund’s assets may be affected favorably or unfavorably by changes in currency exchange rates, exchange control regulations, and restrictions or prohibitions on the repatriation of non-U.S. currencies. Income and gains with respect to investments in certain countries may be subject to withholding and other taxes. There may be less information publicly available about a non-U.S. company than about a U.S. company, and many non-U.S. companies are not subject to accounting, auditing, and financial reporting standards, regulatory framework and practices comparable to those in the U.S. The securities of some non-U.S. companies, especially those in emerging markets, are less liquid and at times more volatile than securities of comparable U.S. companies. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, less stringent investor protection and disclosure standards, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, and greater volatility in currency exchange rates, and are more susceptible to environmental problems. Many emerging market countries are highly reliant on international trade and exports, including the export of commodities. Their economies may be significantly impacted by fluctuations in commodity prices and the global demand for certain commodities. In addition, many emerging market countries with less established health care systems have experienced outbreaks of pandemics or contagious diseases from time to time. Frontier markets, a subset of emerging markets, generally have smaller economies and less mature capital markets than emerging markets. As a result, the risks of investing in emerging market countries are magnified in frontier market countries. Frontier markets are more susceptible to having abrupt changes in currency values, less mature markets and settlement practices, and lower trading volumes that could lead to greater price volatility and illiquidity. Non-U.S. transaction costs, such as brokerage commissions and custody costs, may be higher than in the United States. In addition, foreign markets can react differently to market, economic, industry, political, regulatory, geopolitical, public health, and other conditions than the U.S. market.

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Growth Company Risk The prices of growth securities are often highly sensitive to market fluctuations because of their heavy dependence on future earnings or cash flow expectations, and can be more volatile than the market in general.
Large Company Risk Large-capitalization stocks as a group could fall out of favor with the market, causing the Fund’s investments in large-capitalization stocks to underperform investments that focus on small- or medium-capitalization stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies.
Small and Mid-Cap Company Risk Market risk and liquidity risk are particularly pronounced for securities of small and medium-sized companies, which may trade less frequently and in smaller volumes than more widely-held securities, and may fluctuate in price more than other securities. Their shares can be less liquid than those of larger companies, especially during market declines. Small and medium-sized companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group; they may have been recently organized and have little or no track record of success.
Cash Position Risk If the Fund holds a significant portion of its assets in cash or cash equivalents, its investment returns may be adversely affected and the Fund may not achieve its investment objective.
Convertible Securities Risk Convertible securities are subject to the risks of both debt instruments and equity securities. The price of a convertible security may change in response to changes in price of the underlying equity security, the credit quality of the issuer, and interest rates. In general, the values of convertible securities tend to decline as interest rates rise and to rise when interest rates fall. A convertible security generally has less potential for gain or loss than the underlying equity security.
Liquidity Risk Certain securities may be difficult (or impossible) to sell or certain positions may be difficult to close out at a desirable time and price, and the Fund may be required to hold an illiquid investment that is declining in value, or it may be required to sell certain illiquid investments at a price or time that is not advantageous in order to meet redemptions or other cash needs. Some securities may be subject to restrictions on resale. There can be no assurance that there will be a liquid market for instruments held by the Fund at any time. The Fund may not receive the proceeds from the sale of certain investments for an extended period.
Management Risk The Fund relies on the manager’s investment analysis and its selection of investments to achieve its investment objective. There can be no assurance that the Fund will achieve the intended results and the Fund may incur significant losses.
Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock markets can decline significantly in response to issuer, market, economic, industry, political, regulatory, geopolitical, public health, and other conditions, as well as investor perceptions of these conditions. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems, and reduced demand for goods or services.
Preferred Stock Risk Like other equity securities, preferred stock is subject to the risk that its value may decrease based on actual or perceived changes in the business or financial condition of the issuer. In addition, changes in interest rates may adversely affect the value of a preferred stock that pays a fixed dividend.
Sector Risk The Fund may allocate more of its assets to particular industries or to particular economic, market, or industry sectors than to others. This could increase the volatility of the Fund’s portfolio, and the Fund’s performance may be more susceptible to developments affecting issuers in those industries or sectors than if the Fund invested more broadly.
Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.
Performance Information
The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Initial Class shares. The table shows how the Fund’s average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance. Performance shown does not reflect the fees and expenses deducted under the variable life insurance

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or variable annuity contract through which you invest in the Fund. If these amounts were reflected, returns would be less than those shown. Past performance is not necessarily an indication of how the Fund will perform in the future.
Annual Performance
Initial Class Shares
Highest Quarter:	2Q ’20,	23.93%	Lowest Quarter:	3Q ’11,	-14.58%
Average Annual Total Returns
(for the periods ended December 31, 2020)
		One Year	Five Years	Ten Years
Initial Class	MML Large Cap Growth Fund	31.78%	17.72%	14.51%
Service Class	MML Large Cap Growth Fund	31.53%	17.45%	14.23%
Russell 1000 Growth Index (reflects no deduction for fees, expenses, or taxes)		38.49%	21.00%	17.21%
MANAGEMENT
Investment Adviser: MML Investment Advisers, LLC (“MML Advisers”)
Subadviser(s): Loomis, Sayles & Company, L.P. (“Loomis Sayles”)
Portfolio Manager(s):
Aziz V. Hamzaogullari, CFA is the Chief Investment Officer and Founder of the Growth
Equity Strategies Team, an Executive Vice President, and a member of the Board of Directors at Loomis Sayles. He has managed the Fund since December 2016.
PURCHASE AND SALE OF FUND SHARES
Shares of the Fund are generally available to separate investment accounts of variable life insurance and variable annuity contracts offered by companies such as MassMutual. An investor should consult the company issuing the investor’s variable life insurance or variable annuity contract to determine how to make redemptions.
TAX INFORMATION
Dividends and capital gain distributions are paid to the insurance company separate accounts. Variable life insurance and variable annuity contract owners should refer to the variable life insurance or variable annuity product prospectus or consult with their own tax adviser for information regarding the tax consequences of their investment.
PAYMENTS TO INSURANCE COMPANIES AND THEIR AFFILIATES
The Fund is not sold directly to the general public but instead is offered as an underlying investment option for variable insurance contracts. The Fund and its related companies may make payments to the sponsoring insurance company (or its affiliates) or other intermediary for distribution and/or other services. These payments may be a factor that the insurance company considers in including the Fund as an underlying investment option in the variable insurance contract or may create a conflict of interest by influencing the insurance company or other intermediary to recommend the variable insurance contract over another investment. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

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MML Managed Volatility Fund
INVESTMENT OBJECTIVE
This Fund seeks to capture the majority of the returns associated with equity market investments, while exposing investors to less risk than other equity investments.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. The expenses in the table do not reflect deductions at the separate account level or contract level for any charges that may be incurred under a variable life insurance or variable annuity contract. If these charges were reflected, the fees and expenses in the table would be higher.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Initial Class	Service Class
Management Fees	0.75%	0.75%
Distribution and Service (Rule 12b-1) Fees	None	0.25%
Other Expenses	0.31%	0.31%
Total Annual Fund Operating Expenses	1.06%	1.31%
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. If separate account or variable life insurance or variable annuity contract expenses were included, overall expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Initial Class	$108	$337	$585	$1,294
Service Class	$133	$415	$718	$1,579
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 20% of the average value of its portfolio.
INVESTMENTS, RISKS, AND PERFORMANCE
Principal Investment Strategies
Under normal circumstances, the Fund invests in a broadly diversified portfolio of common stocks, while also selling index call options and purchasing index put options. The Fund’s stock portfolio will have approximately 500 stocks, and seeks to duplicate the investment composition and return of the S&P 500® Index* (the “Index”) by holding each stock included in the Index in approximately the same proportion as each stock’s relative weighting in the Index. The Index is a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies. As of February 28, 2021, the market capitalization range of companies included in the Index was $4.79 billion to $2.04 trillion. Writing index call options provides steady cash flow and is an important source of the Fund’s return, although it also reduces the Fund’s ability to profit from increases in the value of its equity portfolio. The Fund also buys index put options, which can protect the Fund from a significant market decline that may occur over a short period of time. The value of an index put option generally increases as the prices of the stocks constituting the index decrease, and decreases as those stocks increase in price. From time to time, the Fund’s subadviser, Gateway Investment Advisers, LLC (“Gateway”), may reduce the Fund’s holdings of put options, resulting in an increased exposure to a market decline. Use of index options, a type of derivative, by the Fund may have the effect of creating investment leverage, although the Fund does not use index options for the purpose of creating investment leverage. The combination of the diversified stock portfolio, the steady cash flow

*
The “S&P 500 Index” is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”), and has been licensed for use by MassMutual. Standard & Poor’s®, S&P® and S&P 500® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). The Fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or their respective affiliates, and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the S&P 500 Index.

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from the sale of index call options, and the downside protection from index put options is intended to provide the Fund with the majority of the returns associated with equity market investments with the potential to reduce volatility by exposing investors to less risk than other equity investments.
Equity securities purchased by the Fund may include U.S. exchange-listed common stocks and interests in real estate investment trusts (“REITs”). The Fund may at times have significant exposure to one or more industries or sectors. The Fund may hold a portion of its assets in cash or cash equivalents.
The Fund not only strives for the majority of the returns associated with equity market investments, but also returns in excess of those available from other investments comparable in volatility. By writing index call options and purchasing index put options in addition to investing in equity securities, Gateway intends for the Fund’s volatility to be closer to intermediate- to long-term fixed income investments (intermediate-term are those with approximately five-year maturities and long-term are those with maturities of ten or more years) and hybrid investments (blends of equity and short-term fixed income securities) than to equity investments. With its core investment in equities, Gateway expects the Fund to be less vulnerable to fluctuations in value caused by interest rate volatility, a risk factor present in both fixed income investments and “hybrid investments” (blends of equity and short-term fixed income), although Gateway expects the Fund to generally have lower long-term returns than a fund consisting solely of equity securities. The Fund intends that its index option-based risk management strategy will reduce the volatility inherent in equities while sacrificing less of the higher equity returns than hybrid investments. Thus, the Fund seeks to provide an efficient trade-off between risk and reward where risk is characterized by volatility or fluctuations in value over time.
The Fund continuously writes index call options, typically on the Index, on the approximate full value of its broadly diversified stock portfolio. As the seller of the index call option, the Fund receives cash (the “premium”) from the purchaser. The purchaser of an index call option has the right to any appreciation in the value of the index over a fixed price (the “exercise price”) on a certain date in the future (the “expiration date”). If the purchaser does not exercise the option, the Fund retains the premium. If the purchaser exercises the option, the Fund pays the purchaser the difference between the value of the index and the exercise price of the option. The premium, the exercise price, and the value of the index determine the gain or loss realized by the Fund as the seller of the index call option. The Fund can also repurchase the call option prior to the expiration date, ending its obligation. In this case, the difference between the cost of repurchasing the option and the premium received will determine the gain or loss realized by the Fund.
The Fund also buys index put options, which can protect the Fund from a significant market decline that may occur over a short period of time. The value of an index put option generally increases as the prices of the stocks constituting the index decrease, and decreases as those stocks increase in price. Assuming the Fund holds a purchased put option until expiration, the Fund will make money on it if the underlying index has fallen below the strike price of the option at the expiration date by an amount greater than the premium the Fund originally paid for the option (and any related transaction costs). The Fund will lose money on an index put option purchased by it if the underlying index has not fallen below the option’s strike price by an amount greater than the premium the Fund paid for the option (and any related transaction costs).
Principal Risks
The following are the Principal Risks of the Fund. The value of your investment in the Fund could go down as well as up. You can lose money by investing in the Fund. Certain risks relating to instruments and strategies used in the management of the Fund are placed first. The significance of any specific risk to an investment in the Fund will vary over time, depending on the composition of the Fund’s portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks may result in losses to the Fund.
Equity Securities Risk Although stocks may have the potential to outperform other asset classes over the long term, their prices tend to fluctuate more dramatically over the shorter term. These movements may result from factors affecting individual companies, or from broader influences like changes in interest rates, market conditions, or investor confidence, or announcements of economic, political, or financial information.
Index Options Risk The value of the Fund’s positions in index options fluctuates in response to

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changes in the value of the underlying index. Writing index call options limits the opportunity to profit from an increase in the market value of stocks in exchange for up-front cash at the time of selling the call options. The Fund also risks losing all or part of the cash paid for purchasing index put options. Unusual market conditions or the lack of a ready market for any particular option at a specific time may reduce the effectiveness of the Fund’s options strategies, and for these and other reasons the Fund’s options strategies may not reduce the Fund’s volatility to the extent desired.
Correlation Risk The effectiveness of the Fund’s index option-based risk management strategy may be reduced if the performance of the Fund’s equity portfolio does not correlate to that of the indexes underlying its option positions.
Large Company Risk Large-capitalization stocks as a group could fall out of favor with the market, causing the Fund’s investments in large-capitalization stocks to underperform investments that focus on small- or medium-capitalization stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies.
Cash Position Risk If the Fund holds a significant portion of its assets in cash or cash equivalents, its investment returns may be adversely affected and the Fund may not achieve its investment objective.
Management Risk The Fund relies on the manager’s investment analysis and its selection of investments to achieve its investment objective. There can be no assurance that the Fund will achieve the intended results and the Fund may incur significant losses.
Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock markets can decline significantly in response to issuer, market, economic, industry, political, regulatory, geopolitical, public health, and other conditions, as well as investor perceptions of these conditions. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems, and reduced demand for goods or services.
REIT Risk Investments in REITs may be subject to risks similar to those associated with direct investment in real estate, as well as additional risks associated with equity investments. As a shareholder in a REIT, the Fund, and indirectly the Fund’s shareholders, would bear its ratable share of the REIT’s expenses and would at the same time continue to pay its own fees and expenses.
Quantitative Models Risk The portfolio managers use quantitative models as part of the idea generation process. Quantitative models are based upon many factors that measure individual securities relative to each other. Such models may not produce the intended results and can be adversely affected by errors or imperfections in the factors or the data on which measurements are based, changing sources of market return or market risk, or any technical issues with the design, construction, implementation, or maintenance of the models.
Sector Risk The Fund may allocate more of its assets to particular industries or to particular economic, market, or industry sectors than to others. This could increase the volatility of the Fund’s portfolio, and the Fund’s performance may be more susceptible to developments affecting issuers in those industries or sectors than if the Fund invested more broadly.
Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.
Performance Information
The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Initial Class shares. The table shows how the Fund’s average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance and an additional index that provides a comparison to the returns of fixed income investments (Bloomberg Barclays U.S. Aggregate Bond Index). The Fund’s name, investment objective, and investment strategy changed on April 29, 2013. The performance results shown below would not necessarily have been achieved had the Fund’s current investment strategy been in effect for the entire period for which performance results are presented. Performance shown does not reflect the fees and expenses deducted under the variable life insurance or variable annuity contract through which you invest in the Fund. If these amounts were reflected, returns would be less than those shown. Past performance is not necessarily an indication of how the Fund will perform in the future.

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Annual Performance
Initial Class Shares
Highest Quarter:	1Q ’12,	11.34%	Lowest Quarter:	3Q ’11,	-15.83%
Average Annual Total Returns
(for the periods ended December 31, 2020)
		One Year	Five Years	Ten Years
Initial Class	MML Managed Volatility Fund	6.68%	5.16%	5.89%
Service Class	MML Managed Volatility Fund	6.42%	4.90%	5.63%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)		18.40%	15.22%	13.88%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)		7.51%	4.44%	3.84%
MANAGEMENT
Investment Adviser: MML Investment Advisers, LLC (“MML Advisers”)
Subadviser(s): Gateway Investment Advisers, LLC (“Gateway”)
Portfolio Manager(s):
Daniel M. Ashcraft, CFA is a Portfolio Manager at Gateway. He has served as a Co-Portfolio Manager of the Fund since May 2016.
Michael T. Buckius, CFA is the Chief Investment Officer, President, Board member, and Portfolio Manager at Gateway. He has served as Co-Portfolio Manager of the Fund since April 2013.
Paul R. Stewart, CFA is the Chief Executive Officer, a Board member, and a Portfolio Manager at Gateway. He has served as Co-Portfolio Manager of the Fund since April 2013.
Kenneth H. Toft, CFA is a Senior Vice President and Portfolio Manager at Gateway. He has served as Co-Portfolio Manager of the Fund since April 2013.
PURCHASE AND SALE OF FUND SHARES
Shares of the Fund are generally available to separate investment accounts of variable life insurance and variable annuity contracts offered by companies such as MassMutual. An investor should consult the company issuing the investor’s variable life insurance or variable annuity contract to determine how to make redemptions.
TAX INFORMATION
Dividends and capital gain distributions are paid to the insurance company separate accounts. Variable life insurance and variable annuity contract owners should refer to the variable life insurance or variable annuity product prospectus or consult with their own tax adviser for information regarding the tax consequences of their investment.
PAYMENTS TO INSURANCE COMPANIES AND THEIR AFFILIATES
The Fund is not sold directly to the general public but instead is offered as an underlying investment option for variable insurance contracts. The Fund and its related companies may make payments to the sponsoring insurance company (or its affiliates) or other intermediary for distribution and/or other services. These payments may be a factor that the insurance company considers in including the Fund as an underlying investment option in the variable insurance contract or may create a conflict of interest by influencing the insurance company or other intermediary to recommend the variable insurance contract over another investment. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

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MML Mid Cap Growth Fund
INVESTMENT OBJECTIVE
This Fund seeks long-term capital appreciation.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. The expenses in the table do not reflect deductions at the separate account level or contract level for any charges that may be incurred under a variable life insurance or variable annuity contract. If these charges were reflected, the fees and expenses in the table would be higher.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Initial Class	Service Class
Management Fees	0.77%	0.77%
Distribution and Service (Rule 12b-1) Fees	None	0.25%
Other Expenses	0.04%	0.04%
Total Annual Fund Operating Expenses	0.81%	1.06%
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. If separate account or variable life insurance or variable annuity contract expenses were included, overall expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Initial Class	$83	$259	$450	$1,002
Service Class	$108	$337	$585	$1,294
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 66% of the average value of its portfolio.
INVESTMENTS, RISKS, AND PERFORMANCE
Principal Investment Strategies
The Fund invests primarily in equity securities of mid-capitalization companies that the Fund’s subadvisers believe offer the potential for above-average earnings growth. The Fund is managed by two subadvisers, T. Rowe Price Associates, Inc. (“T. Rowe Price”) and Wellington Management Company LLP (“Wellington Management”), each being responsible for a portion of the portfolio, although they may manage different amounts of the Fund’s assets. Equity securities may include common stocks, preferred stocks, securities convertible into common or preferred stock, rights, and warrants. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in a broadly diversified portfolio of common stocks of mid-cap companies whose earnings the Fund’s subadvisers expect to grow at a faster rate than the average company. The Fund’s subadvisers currently define “mid-cap” companies as those whose market capitalizations at the time of purchase fall within the market capitalization range of companies included in either the S&P MidCap 400® Index or the Russell Midcap® Growth Index (as of February 28, 2021, between $673 million and $66.98 billion). The Fund may invest up to 20% of its net assets in stocks whose market capitalizations at the time of investment are outside of that capitalization range. The Fund typically invests most of its assets in equity securities of U.S. companies, but may invest in foreign securities and American Depositary Receipts (“ADRs”), including emerging market securities. The Fund generally will not invest more than 25% of its total assets in foreign securities. The Fund may at times have significant exposure to one or more industries or sectors. The Fund may hold a portion of its assets in cash or cash equivalents.
In selecting securities for the Fund, T. Rowe Price generally uses a “growth” approach, seeking to identify companies that it believes have proven products or services, a record of above-average earnings growth, demonstrated potential to sustain earnings growth, stock prices that appear to undervalue their growth prospects, or a connection to industries experiencing increasing demand. In pursuing the Fund’s investment objective, T. Rowe Price has the discretion to purchase some securities

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that do not meet those investment criteria when it believes there is an opportunity for substantial appreciation (such as, for example, T. Rowe Price believes a security could increase in value as a result of a change in management, an extraordinary corporate event, a new product introduction or innovation, or a favorable competitive development). T. Rowe Price may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.
Wellington Management seeks to outperform the Russell Midcap Growth Index over full market cycles by investing in secular growth companies with high returns on invested capital that are attractively priced relative to their long-term earnings power. Key stock selection criteria include long-term earnings power, forecasted return on invested capital, valuation, and quantitative risk factors. Portfolio weights are selected using a risk-based approach. The portfolio management process seeks to minimize sector risk as sector allocation is a fallout of the bottom-up security selection process.
Wellington Management will generally sell a security if one or more of the following occurs: the stock price rises to a point where the risk/reward outlook for the company is no longer considered attractive; company fundamentals deteriorate or the investment thesis changes; more attractive investment candidates are identified; or market capitalization exceeds guidelines.
Principal Risks
The following are the Principal Risks of the Fund. The value of your investment in the Fund could go down as well as up. You can lose money by investing in the Fund. Certain risks relating to instruments and strategies used in the management of the Fund are placed first. The significance of any specific risk to an investment in the Fund will vary over time, depending on the composition of the Fund’s portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks may result in losses to the Fund.
Equity Securities Risk Although stocks may have the potential to outperform other asset classes over the long term, their prices tend to fluctuate more dramatically over the shorter term. These movements may result from factors affecting individual companies, or from broader influences like changes in interest rates, market conditions, or investor confidence, or announcements of economic, political, or financial information.
Small and Mid-Cap Company Risk Market risk and liquidity risk are particularly pronounced for securities of small and medium-sized companies, which may trade less frequently and in smaller volumes than more widely-held securities, and may fluctuate in price more than other securities. Their shares can be less liquid than those of larger companies, especially during market declines. Small and medium-sized companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group; they may have been recently organized and have little or no track record of success.
Foreign Investment Risk; Emerging Markets Risk; Currency Risk Investments in securities of foreign issuers, securities of companies with significant foreign exposure, and foreign currencies can involve additional risks relating to market, industry, political, regulatory, public health, and other conditions. Political, social, diplomatic, and economic developments, U.S. and foreign government action such as the imposition of currency or capital blockages, controls, or tariffs, economic and trade sanctions or embargoes, security suspensions, entering or exiting trade or other intergovernmental agreements, or the expropriation or nationalization of assets in a particular country, can cause dramatic declines in certain or all securities with exposure to that country and other countries. In the event of nationalization, expropriation, or other confiscation, the Fund could lose its entire foreign investment in a particular country. There may be quotas or other limits on the ability of the Fund (or clients of the Fund’s investment adviser or subadviser) to invest or maintain investments in securities of issuers in certain countries. Enforcing legal rights can be more difficult, costly, and limited in certain foreign countries, and can be particularly difficult against foreign governments. Because non-U.S. securities are normally denominated and traded in currencies other than the U.S. dollar, the value of the Fund’s assets may be affected favorably or unfavorably by changes in currency exchange rates, exchange control regulations, and restrictions or prohibitions on the repatriation of non-U.S. currencies. Income and gains with respect to investments in certain countries may be subject to withholding and other taxes. There may be less information publicly available about a non-U.S. company than about a U.S. company, and many non-U.S. companies

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are not subject to accounting, auditing, and financial reporting standards, regulatory framework and practices comparable to those in the U.S. The securities of some non-U.S. companies, especially those in emerging markets, are less liquid and at times more volatile than securities of comparable U.S. companies. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, less stringent investor protection and disclosure standards, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, and greater volatility in currency exchange rates, and are more susceptible to environmental problems. Many emerging market countries are highly reliant on international trade and exports, including the export of commodities. Their economies may be significantly impacted by fluctuations in commodity prices and the global demand for certain commodities. In addition, many emerging market countries with less established health care systems have experienced outbreaks of pandemics or contagious diseases from time to time. Frontier markets, a subset of emerging markets, generally have smaller economies and less mature capital markets than emerging markets. As a result, the risks of investing in emerging market countries are magnified in frontier market countries. Frontier markets are more susceptible to having abrupt changes in currency values, less mature markets and settlement practices, and lower trading volumes that could lead to greater price volatility and illiquidity. Non-U.S. transaction costs, such as brokerage commissions and custody costs, may be higher than in the United States. In addition, foreign markets can react differently to market, economic, industry, political, regulatory, geopolitical, public health, and other conditions than the U.S. market.
Growth Company Risk The prices of growth securities are often highly sensitive to market fluctuations because of their heavy dependence on future earnings or cash flow expectations, and can be more volatile than the market in general.
Cash Position Risk If the Fund holds a significant portion of its assets in cash or cash equivalents, its investment returns may be adversely affected and the Fund may not achieve its investment objective.
Convertible Securities Risk Convertible securities are subject to the risks of both debt instruments and equity securities. The price of a convertible security may change in response to changes in price of the underlying equity security, the credit quality of the issuer, and interest rates. In general, the values of convertible securities tend to decline as interest rates rise and to rise when interest rates fall. A convertible security generally has less potential for gain or loss than the underlying equity security.
Liquidity Risk Certain securities may be difficult (or impossible) to sell or certain positions may be difficult to close out at a desirable time and price, and the Fund may be required to hold an illiquid investment that is declining in value, or it may be required to sell certain illiquid investments at a price or time that is not advantageous in order to meet redemptions or other cash needs. Some securities may be subject to restrictions on resale. There can be no assurance that there will be a liquid market for instruments held by the Fund at any time. The Fund may not receive the proceeds from the sale of certain investments for an extended period.
Management Risk The Fund relies on the manager’s investment analysis and its selection of investments to achieve its investment objective. There can be no assurance that the Fund will achieve the intended results and the Fund may incur significant losses.
Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock markets can decline significantly in response to issuer, market, economic, industry, political, regulatory, geopolitical, public health, and other conditions, as well as investor perceptions of these conditions. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems, and reduced demand for goods or services.
Preferred Stock Risk Like other equity securities, preferred stock is subject to the risk that its value may decrease based on actual or perceived changes in the business or financial condition of the issuer. In addition, changes in interest rates may adversely affect the value of a preferred stock that pays a fixed dividend.
Sector Risk The Fund may allocate more of its assets to particular industries or to particular economic, market, or industry sectors than to others. This could increase the volatility of the Fund’s portfolio, and the Fund’s performance may be more susceptible to developments affecting issuers in those industries or sectors than if the Fund invested more broadly.

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Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.
Performance Information
The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Initial Class shares. The table shows how the Fund’s average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance and an additional index that provides a comparison for the Fund’s returns without regard to investment style (S&P MidCap 400 Index). Performance shown does not reflect the fees and expenses deducted under the variable life insurance or variable annuity contract through which you invest in the Fund. If these amounts were reflected, returns would be less than those shown. Past performance is not necessarily an indication of how the Fund will perform in the future.
Annual Performance
Initial Class Shares
Highest Quarter:	2Q ’20,	29.00%	Lowest Quarter:	1Q ’20,	-22.92%
Average Annual Total Returns
(for the periods ended December 31, 2020)
		One Year	Five Years	Ten Years
Initial Class	MML Mid Cap Growth Fund	25.57%	16.43%	14.80%
Service Class	MML Mid Cap Growth Fund	25.25%	16.13%	14.50%
Russell Midcap Growth Index (reflects no deduction for fees, expenses, or taxes)		35.59%	18.66%	15.04%
S&P MidCap 400 Index (reflects no deduction for fees, expenses, or taxes)		13.66%	12.35%	11.51%
MANAGEMENT
Investment Adviser: MML Investment Advisers, LLC (“MML Advisers”)
Subadviser(s): T. Rowe Price Associates, Inc. (“T. Rowe Price”)
Wellington Management Company LLP (“Wellington Management”)
Portfolio Manager(s):
Brian W. H. Berghuis, CFA is a Vice President and Equity Portfolio Manager at T. Rowe Price. He has managed the Fund since its inception (May 2006).
Timothy N. Manning is a Senior Managing Director and Equity Portfolio Manager at Wellington Management. He has managed the Fund since January 2020.
PURCHASE AND SALE OF FUND SHARES
Shares of the Fund are generally available to separate investment accounts of variable life insurance and variable annuity contracts offered by companies such as MassMutual. An investor should consult the company issuing the investor’s variable life insurance or variable annuity contract to determine how to make redemptions.
TAX INFORMATION
Dividends and capital gain distributions are paid to the insurance company separate accounts. Variable life insurance and variable annuity contract owners should refer to the variable life insurance or variable annuity product prospectus or consult with their own tax adviser for information regarding the tax consequences of their investment.
PAYMENTS TO INSURANCE COMPANIES AND THEIR AFFILIATES
The Fund is not sold directly to the general public but instead is offered as an underlying investment option for variable insurance contracts. The Fund and its related companies may make payments to the sponsoring insurance company (or its affiliates) or other intermediary for distribution and/or other services. These payments may be a factor that the insurance company considers in including the Fund as an underlying investment option in the variable insurance contract or may create a conflict of interest by influencing the insurance company or other intermediary to recommend the variable insurance contract over another investment. The prospectus (or other offering document) for your variable insurance

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contract may contain additional information about these payments.
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MML Mid Cap Value Fund
INVESTMENT OBJECTIVE
This Fund seeks long-term capital growth. Income is a secondary objective.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. The expenses in the table do not reflect deductions at the separate account level or contract level for any charges that may be incurred under a variable life insurance or variable annuity contract. If these charges were reflected, the fees and expenses in the table would be higher.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Initial Class	Service Class
Management Fees	0.84%	0.84%
Distribution and Service (Rule 12b-1) Fees	None	0.25%
Other Expenses	0.05%	0.05%
Total Annual Fund Operating Expenses	0.89%	1.14%
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. If separate account or variable life insurance or variable annuity contract expenses were included, overall expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Initial Class	$91	$284	$493	$1,096
Service Class	$116	$362	$628	$1,386
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 74% of the average value of its portfolio.
INVESTMENTS, RISKS, AND PERFORMANCE
Principal Investment Strategies
The Fund invests primarily in equity securities of mid-capitalization companies that the Fund’s subadviser, American Century Investment Management, Inc. (“American Century”), believes offer prospects for long-term capital growth. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of medium-size companies. American Century currently considers “mid-cap” companies to include those whose market capitalizations at the time of purchase are within the market capitalization range of companies included in the Russell 1000® Index, excluding the largest 100 such companies (as of February 28, 2021, between $673 million and $74.47 billion). American Century intends to manage the Fund so that its dollar-weighted average market capitalization falls within the market capitalization range of companies included in the Russell Midcap® Index (as of February 28, 2021, between $673 million and $66.98 billion). Equity securities may include common stock, preferred stock, securities convertible into common or preferred stock, stock futures contracts, and stock index futures contracts. The Fund may invest in real estate investment trusts (“REITs”). The Fund may use futures contracts as a substitute for direct investments in equity securities.
The Fund typically invests most of its assets in equity securities of U.S. companies, but may invest in foreign securities and American Depositary Receipts (“ADRs”), including emerging market securities. The Fund’s investments in foreign securities are limited to 35% of its total assets. The Fund may but will not necessarily engage in foreign currency forward contracts to seek to hedge or to attempt to protect against adverse changes in currency exchange rates. Use of derivatives by the Fund may create investment leverage. The Fund may invest a portion of its assets in debt securities of companies and debt obligations of governments and their agencies, and other similar securities. The Fund may at times have significant exposure to one or more industries or sectors. The Fund may hold a portion of its assets in cash or cash equivalents.

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In selecting investments for the Fund, American Century seeks to identify stocks of companies that it believes are undervalued at the time of purchase. American Century attempts to purchase the stocks of these undervalued companies and hold each stock until it has returned to favor in the market and the stock’s price has increased to, or is higher than, a level the managers believe more accurately reflects the fair value of the company. Companies may be undervalued due to market declines, poor economic conditions, actual or anticipated bad news regarding the issuer or its industry, or because they have been overlooked by the market. To identify these companies, American Century looks for companies with earnings, cash flows, and/or assets that may not be accurately reflected in the companies’ values, as determined by the managers. The managers also may consider whether the companies’ securities have a favorable income-paying history and whether income payments are expected to continue or increase. American Century may sell a stock from the Fund if, for example, in its judgment, a stock no longer meets its valuation criteria, a stock’s risk parameters outweigh its return opportunity, more attractive alternatives are identified, or specific events alter a stock’s prospects.
Principal Risks
The following are the Principal Risks of the Fund. The value of your investment in the Fund could go down as well as up. You can lose money by investing in the Fund. Certain risks relating to instruments and strategies used in the management of the Fund are placed first. The significance of any specific risk to an investment in the Fund will vary over time, depending on the composition of the Fund’s portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks may result in losses to the Fund.
Equity Securities Risk Although stocks may have the potential to outperform other asset classes over the long term, their prices tend to fluctuate more dramatically over the shorter term. These movements may result from factors affecting individual companies, or from broader influences like changes in interest rates, market conditions, or investor confidence, or announcements of economic, political, or financial information.
Small and Mid-Cap Company Risk Market risk and liquidity risk are particularly pronounced for securities of small and medium-sized companies, which may trade less frequently and in smaller volumes than more widely-held securities, and may fluctuate in price more than other securities. Their shares can be less liquid than those of larger companies, especially during market declines. Small and medium-sized companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group; they may have been recently organized and have little or no track record of success.
Derivatives Risk Derivatives can be highly volatile and involve risks different from, and potentially greater than, direct investments, including risks of imperfect correlation between the value of derivatives and underlying assets, counterparty default, potential losses that partially or completely offset gains, and illiquidity. Derivatives can create investment leverage. Losses from derivatives can be substantially greater than the derivatives’ original cost and can sometimes be unlimited. If the value of a derivative does not correlate well with the particular market or asset class the derivative is designed to provide exposure to, the derivative may not have the effect or benefit anticipated. Derivatives can also reduce the opportunity for gains or result in losses by offsetting positive returns in other investments. Many derivatives are traded in the over-the-counter market and not on exchanges.
Foreign Investment Risk; Emerging Markets Risk; Currency Risk Investments in securities of foreign issuers, securities of companies with significant foreign exposure, and foreign currencies can involve additional risks relating to market, industry, political, regulatory, public health, and other conditions. Political, social, diplomatic, and economic developments, U.S. and foreign government action such as the imposition of currency or capital blockages, controls, or tariffs, economic and trade sanctions or embargoes, security suspensions, entering or exiting trade or other intergovernmental agreements, or the expropriation or nationalization of assets in a particular country, can cause dramatic declines in certain or all securities with exposure to that country and other countries. In the event of nationalization, expropriation, or other confiscation, the Fund could lose its entire foreign investment in a particular country. There may be quotas or other limits on the ability of the Fund (or clients of the Fund’s investment adviser or subadviser) to invest or maintain investments in securities of issuers in certain countries. Enforcing legal rights can be more difficult, costly, and limited in certain foreign countries, and can be

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particularly difficult against foreign governments. Because non-U.S. securities are normally denominated and traded in currencies other than the U.S. dollar, the value of the Fund’s assets may be affected favorably or unfavorably by changes in currency exchange rates, exchange control regulations, and restrictions or prohibitions on the repatriation of non-U.S. currencies. Income and gains with respect to investments in certain countries may be subject to withholding and other taxes. There may be less information publicly available about a non-U.S. company than about a U.S. company, and many non-U.S. companies are not subject to accounting, auditing, and financial reporting standards, regulatory framework and practices comparable to those in the U.S. The securities of some non-U.S. companies, especially those in emerging markets, are less liquid and at times more volatile than securities of comparable U.S. companies. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, less stringent investor protection and disclosure standards, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, and greater volatility in currency exchange rates, and are more susceptible to environmental problems. Many emerging market countries are highly reliant on international trade and exports, including the export of commodities. Their economies may be significantly impacted by fluctuations in commodity prices and the global demand for certain commodities. In addition, many emerging market countries with less established health care systems have experienced outbreaks of pandemics or contagious diseases from time to time. Frontier markets, a subset of emerging markets, generally have smaller economies and less mature capital markets than emerging markets. As a result, the risks of investing in emerging market countries are magnified in frontier market countries. Frontier markets are more susceptible to having abrupt changes in currency values, less mature markets and settlement practices, and lower trading volumes that could lead to greater price volatility and illiquidity. Non-U.S. transaction costs, such as brokerage commissions and custody costs, may be higher than in the United States. In addition, foreign markets can react differently to market, economic, industry, political, regulatory, geopolitical, public health, and other conditions than the U.S. market.
Value Company Risk The value investment approach entails the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock the investment adviser or subadviser judges to be undervalued may actually be appropriately priced.
Cash Position Risk If the Fund holds a significant portion of its assets in cash or cash equivalents, its investment returns may be adversely affected and the Fund may not achieve its investment objective.
Convertible Securities Risk Convertible securities are subject to the risks of both debt instruments and equity securities. The price of a convertible security may change in response to changes in price of the underlying equity security, the credit quality of the issuer, and interest rates. In general, the values of convertible securities tend to decline as interest rates rise and to rise when interest rates fall. A convertible security generally has less potential for gain or loss than the underlying equity security.
Credit Risk Credit risk is the risk that an issuer, guarantor, or liquidity provider of a fixed income security held by the Fund may be unable or unwilling, or may be perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. The Fund may also be exposed to the credit risk of its counterparty to repurchase agreements, reverse repurchase agreements, swap transactions, and other derivatives transactions, and to the counterparty’s ability or willingness to perform in accordance with the terms of the transaction. The value of such transactions to the Fund will depend on the willingness and ability of the counterparty to perform its obligations, including among other things the obligation to return collateral or margin to the Fund.
Fixed Income Securities Risk The values of fixed income securities typically will decline during periods of rising interest rates, and can also decline in response to changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral assets, or changes in market, economic, industry, political, regulatory, public health, and other conditions affecting a particular type of security or issuer or fixed income securities generally. Certain events, such as market or economic developments, regulatory or government actions, natural disasters, pandemics, terrorist attacks, war, and other geopolitical events can have a dramatic adverse effect on the debt market and the overall liquidity of the market for fixed income

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securities. During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when the Fund would otherwise not do so, and potentially at unfavorable prices. Certain securities may be difficult to value during such periods. Fixed income securities are subject to interest rate risk (the risk that the value of a fixed income security will fall when interest rates rise), extension risk (the risk that the average life of a security will be extended through a slowing of principal payments), prepayment risk (the risk that a security will be prepaid and the Fund will be required to reinvest at a less favorable rate), and credit risk.
Liquidity Risk Certain securities may be difficult (or impossible) to sell or certain positions may be difficult to close out at a desirable time and price, and the Fund may be required to hold an illiquid investment that is declining in value, or it may be required to sell certain illiquid investments at a price or time that is not advantageous in order to meet redemptions or other cash needs. Some securities may be subject to restrictions on resale. There can be no assurance that there will be a liquid market for instruments held by the Fund at any time. The Fund may not receive the proceeds from the sale of certain investments for an extended period.
Management Risk The Fund relies on the manager’s investment analysis and its selection of investments to achieve its investment objective. There can be no assurance that the Fund will achieve the intended results and the Fund may incur significant losses.
Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock markets can decline significantly in response to issuer, market, economic, industry, political, regulatory, geopolitical, public health, and other conditions, as well as investor perceptions of these conditions. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems, and reduced demand for goods or services.
Preferred Stock Risk Like other equity securities, preferred stock is subject to the risk that its value may decrease based on actual or perceived changes in the business or financial condition of the issuer. In addition, changes in interest rates may adversely affect the value of a preferred stock that pays a fixed dividend.
REIT Risk Investments in REITs may be subject to risks similar to those associated with direct investment in real estate, as well as additional risks associated with equity investments. As a shareholder in a REIT, the Fund, and indirectly the Fund’s shareholders, would bear its ratable share of the REIT’s expenses and would at the same time continue to pay its own fees and expenses.
Sector Risk The Fund may allocate more of its assets to particular industries or to particular economic, market, or industry sectors than to others. This could increase the volatility of the Fund’s portfolio, and the Fund’s performance may be more susceptible to developments affecting issuers in those industries or sectors than if the Fund invested more broadly.
Sovereign Debt Obligations Risk Investments in debt securities issued by governments or by government agencies and instrumentalities involve the risk that the governmental entities responsible for repayment may be unable or unwilling to pay interest and repay principal when due. Many sovereign debt obligations may be rated below investment grade (“junk” or “high yield” bonds). Any restructuring of a sovereign debt obligation held by the Fund will likely have a significant adverse effect on the value of the obligation. In the event of default of sovereign debt, the Fund may be unable to pursue legal action against the sovereign issuer or to realize on collateral securing the debt.
Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.
Performance Information
The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Initial Class shares. The table shows how the Fund’s average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance. Performance shown does not reflect the fees and expenses deducted under the variable life insurance or variable annuity contract through which you invest in the Fund. If these amounts were reflected, returns would be less than those shown. Past performance is not necessarily an indication of how the Fund will perform in the future.

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Annual Performance
Initial Class Shares
Highest Quarter:	4Q ’20,	16.89%	Lowest Quarter:	1Q ’20,	-22.92%
Average Annual Total Returns
(for the periods ended December 31, 2020)
		One Year	Five Years	Ten Years
Initial Class	MML Mid Cap Value Fund	1.71%	9.48%	10.59%
Service Class	MML Mid Cap Value Fund	1.48%	9.20%	10.32%
Russell Midcap Value Index (reflects no deduction for fees, expenses, or taxes)		4.96%	9.73%	10.49%
MANAGEMENT
Investment Adviser: MML Investment Advisers, LLC (“MML Advisers”)
Subadviser(s): American Century Investment Management, Inc. (“American Century”)
Portfolio Manager(s):
Phillip N. Davidson, CFA is a Senior Vice President and Executive Portfolio Manager at American Century. He has managed the Fund since its inception (May 2006).
Michael Liss, CFA is a Vice President and Senior Portfolio Manager at American Century. He has managed the Fund since its inception (May 2006).
Kevin Toney, CFA is the Chief Investment Officer - Global Value Equity, a Senior Vice President, and a Senior Portfolio Manager at American Century. He has managed the Fund since September 2008.
Brian Woglom, CFA is a Vice President and Senior Portfolio Manager at American Century. He has managed the Fund since February 2012.
PURCHASE AND SALE OF FUND SHARES
Shares of the Fund are generally available to separate investment accounts of variable life insurance and variable annuity contracts offered by companies such as MassMutual. An investor should consult the company issuing the investor’s variable life insurance or variable annuity contract to determine how to make redemptions.
TAX INFORMATION
Dividends and capital gain distributions are paid to the insurance company separate accounts. Variable life insurance and variable annuity contract owners should refer to the variable life insurance or variable annuity product prospectus or consult with their own tax adviser for information regarding the tax consequences of their investment.
PAYMENTS TO INSURANCE COMPANIES AND THEIR AFFILIATES
The Fund is not sold directly to the general public but instead is offered as an underlying investment option for variable insurance contracts. The Fund and its related companies may make payments to the sponsoring insurance company (or its affiliates) or other intermediary for distribution and/or other services. These payments may be a factor that the insurance company considers in including the Fund as an underlying investment option in the variable insurance contract or may create a conflict of interest by influencing the insurance company or other intermediary to recommend the variable insurance contract over another investment. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

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MML Small Cap Growth Equity Fund
INVESTMENT OBJECTIVE
This Fund seeks long-term capital appreciation.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. The expenses in the table do not reflect deductions at the separate account level or contract level for any charges that may be incurred under a variable life insurance or variable annuity contract. If these charges were reflected, the fees and expenses in the table would be higher.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Initial Class	Service Class
Management Fees	1.04%	1.04%
Distribution and Service (Rule 12b-1) Fees	None	0.25%
Other Expenses	0.07%	0.07%
Total Annual Fund Operating Expenses	1.11%	1.36%
Fee Waiver	(0.03%)	(0.03%)
Total Annual Fund Operating Expenses after Fee Waiver(1)	1.08%	1.33%

(1)
The expenses in the above table reflect a written agreement by MML Advisers to waive 0.03% of its management fees through April 30, 2022. This agreement can only be terminated by mutual consent of the Board of Trustees on behalf of the Fund and MML Advisers.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. If separate account or variable life insurance or variable annuity contract expenses were included, overall expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Initial Class	$110	$350	$609	$1,349
Service Class	$135	$428	$742	$1,632
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 79% of the average value of its portfolio.
INVESTMENTS, RISKS, AND PERFORMANCE
Principal Investment Strategies
The Fund invests primarily in equity securities of smaller companies that the Fund’s subadviser believes offer potential for long-term growth. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the equity securities of companies whose market capitalizations at the time of purchase are within the market capitalization range of companies included in the Russell 2000® Index or the S&P SmallCap 600 Index (as of February 28, 2021, between $44 million and $28.53 billion). Equity securities may include common stocks, preferred stocks, securities convertible into common or preferred stock, rights, and warrants. While most assets typically will be invested in common stocks of U.S. companies, the Fund also may invest up to 20% of its total assets in foreign securities, including emerging market securities. The Fund may at times have significant exposure to one or more industries or sectors. The Fund may hold a portion of its assets in cash or cash equivalents.
The Fund is managed by Wellington Management Company LLP (“Wellington Management”). Wellington Management employs a growth-based investment approach and may perform a number of analyses in considering whether to buy or sell a security for the Fund. Wellington Management uses a combination of fundamental and quantitative analyses to identify small-cap companies that it believes are experiencing or will experience rapid earnings or revenue growth. Wellington Management may consider selling a security for the Fund if, for example, in its judgment, target prices are reached, future upside potential is limited, company fundamentals are no longer attractive, superior purchase candidates are identified, or market capitalization ceilings are exceeded.

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Principal Risks
The following are the Principal Risks of the Fund. The value of your investment in the Fund could go down as well as up. You can lose money by investing in the Fund. Certain risks relating to instruments and strategies used in the management of the Fund are placed first. The significance of any specific risk to an investment in the Fund will vary over time, depending on the composition of the Fund’s portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks may result in losses to the Fund.
Equity Securities Risk Although stocks may have the potential to outperform other asset classes over the long term, their prices tend to fluctuate more dramatically over the shorter term. These movements may result from factors affecting individual companies, or from broader influences like changes in interest rates, market conditions, or investor confidence, or announcements of economic, political, or financial information.
Small and Mid-Cap Company Risk Market risk and liquidity risk are particularly pronounced for securities of small and medium-sized companies, which may trade less frequently and in smaller volumes than more widely-held securities, and may fluctuate in price more than other securities. Their shares can be less liquid than those of larger companies, especially during market declines. Small and medium-sized companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group; they may have been recently organized and have little or no track record of success.
Foreign Investment Risk; Emerging Markets Risk; Currency Risk Investments in securities of foreign issuers, securities of companies with significant foreign exposure, and foreign currencies can involve additional risks relating to market, industry, political, regulatory, public health, and other conditions. Political, social, diplomatic, and economic developments, U.S. and foreign government action such as the imposition of currency or capital blockages, controls, or tariffs, economic and trade sanctions or embargoes, security suspensions, entering or exiting trade or other intergovernmental agreements, or the expropriation or nationalization of assets in a particular country, can cause dramatic declines in certain or all securities with exposure to that country and other countries. In the event of nationalization, expropriation, or other confiscation, the Fund could lose its entire foreign investment in a particular country. There may be quotas or other limits on the ability of the Fund (or clients of the Fund’s investment adviser or subadviser) to invest or maintain investments in securities of issuers in certain countries. Enforcing legal rights can be more difficult, costly, and limited in certain foreign countries, and can be particularly difficult against foreign governments. Because non-U.S. securities are normally denominated and traded in currencies other than the U.S. dollar, the value of the Fund’s assets may be affected favorably or unfavorably by changes in currency exchange rates, exchange control regulations, and restrictions or prohibitions on the repatriation of non-U.S. currencies. Income and gains with respect to investments in certain countries may be subject to withholding and other taxes. There may be less information publicly available about a non-U.S. company than about a U.S. company, and many non-U.S. companies are not subject to accounting, auditing, and financial reporting standards, regulatory framework and practices comparable to those in the U.S. The securities of some non-U.S. companies, especially those in emerging markets, are less liquid and at times more volatile than securities of comparable U.S. companies. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, less stringent investor protection and disclosure standards, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, and greater volatility in currency exchange rates, and are more susceptible to environmental problems. Many emerging market countries are highly reliant on international trade and exports, including the export of commodities. Their economies may be significantly impacted by fluctuations in commodity prices and the global demand for certain commodities. In addition, many emerging market countries with less established health care systems have experienced outbreaks of pandemics or contagious diseases from time to time. Frontier markets, a subset of emerging markets, generally have smaller economies and less mature capital markets than emerging markets. As a result, the risks of investing in emerging market countries are magnified in frontier market countries. Frontier markets are more susceptible to having abrupt changes in currency values, less mature markets and settlement practices, and lower trading volumes

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that could lead to greater price volatility and illiquidity. Non-U.S. transaction costs, such as brokerage commissions and custody costs, may be higher than in the United States. In addition, foreign markets can react differently to market, economic, industry, political, regulatory, geopolitical, public health, and other conditions than the U.S. market.
Growth Company Risk The prices of growth securities are often highly sensitive to market fluctuations because of their heavy dependence on future earnings or cash flow expectations, and can be more volatile than the market in general.
Cash Position Risk If the Fund holds a significant portion of its assets in cash or cash equivalents, its investment returns may be adversely affected and the Fund may not achieve its investment objective.
Convertible Securities Risk Convertible securities are subject to the risks of both debt instruments and equity securities. The price of a convertible security may change in response to changes in price of the underlying equity security, the credit quality of the issuer, and interest rates. In general, the values of convertible securities tend to decline as interest rates rise and to rise when interest rates fall. A convertible security generally has less potential for gain or loss than the underlying equity security.
Liquidity Risk Certain securities may be difficult (or impossible) to sell or certain positions may be difficult to close out at a desirable time and price, and the Fund may be required to hold an illiquid investment that is declining in value, or it may be required to sell certain illiquid investments at a price or time that is not advantageous in order to meet redemptions or other cash needs. Some securities may be subject to restrictions on resale. There can be no assurance that there will be a liquid market for instruments held by the Fund at any time. The Fund may not receive the proceeds from the sale of certain investments for an extended period.
Management Risk The Fund relies on the manager’s investment analysis and its selection of investments to achieve its investment objective. There can be no assurance that the Fund will achieve the intended results and the Fund may incur significant losses.
Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock markets can decline significantly in response to issuer, market, economic, industry, political, regulatory, geopolitical, public health, and other conditions, as well as investor perceptions of these conditions. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems, and reduced demand for goods or services.
Preferred Stock Risk Like other equity securities, preferred stock is subject to the risk that its value may decrease based on actual or perceived changes in the business or financial condition of the issuer. In addition, changes in interest rates may adversely affect the value of a preferred stock that pays a fixed dividend.
Quantitative Models Risk The portfolio managers use quantitative models as part of the idea generation process. Quantitative models are based upon many factors that measure individual securities relative to each other. Such models may not produce the intended results and can be adversely affected by errors or imperfections in the factors or the data on which measurements are based, changing sources of market return or market risk, or any technical issues with the design, construction, implementation, or maintenance of the models.
Sector Risk The Fund may allocate more of its assets to particular industries or to particular economic, market, or industry sectors than to others. This could increase the volatility of the Fund’s portfolio, and the Fund’s performance may be more susceptible to developments affecting issuers in those industries or sectors than if the Fund invested more broadly.
Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.
Performance Information
The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Initial Class shares. The table shows how the Fund’s average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance and an additional index that provides a comparison for the Fund’s returns without regard to investment style (Russell 2000 Index). Performance shown does not reflect the fees and expenses deducted under the

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variable life insurance or variable annuity contract through which you invest in the Fund. If these amounts were reflected, returns would be less than those shown. Past performance is not necessarily an indication of how the Fund will perform in the future.
Annual Performance
Initial Class Shares
Highest Quarter:	4Q ’20,	32.36%	Lowest Quarter:	1Q ’20,	-28.67%
Average Annual Total Returns
(for the periods ended December 31, 2020)
		One Year	Five Years	Ten Years
Initial Class	MML Small Cap Growth Equity Fund	35.62%	19.13%	14.43%
Service Class	MML Small Cap Growth Equity Fund	35.29%	18.83%	14.14%
Russell 2000 Growth Index (reflects no deduction for fees, expenses, or taxes)		34.63%	16.36%	13.48%
Russell 2000 Index (reflects no deduction for fees, expenses, or taxes)		19.96%	13.26%	11.20%
MANAGEMENT
Investment Adviser: MML Investment Advisers, LLC (“MML Advisers”)
Subadviser(s): Wellington Management Company LLP (“Wellington Management”)
Portfolio Manager(s):
Mario E. Abularach, CFA, CMT is a Senior Managing Director and Equity Research Analyst at Wellington Management. He has managed the Fund since April 2006.
Steven C. Angeli, CFA is a Senior Managing Director and Equity Portfolio Manager at Wellington Management. He has managed the Fund since April 2004.
Daniel J. Fitzpatrick, CFA is a Senior Managing Director and Equity Portfolio Manager at Wellington Management. He has managed the Fund since November 2001.
Stephen Mortimer is a Senior Managing Director and Equity Portfolio Manager at Wellington Management. He has managed the Fund since April 2006.
John V. Schneider, CFA is a Managing Director and Equity Research Analyst at Wellington Management. He has managed the Fund since May 2018.
PURCHASE AND SALE OF FUND SHARES
Shares of the Fund are generally available to separate investment accounts of variable life insurance and variable annuity contracts offered by companies such as MassMutual. An investor should consult the company issuing the investor’s variable life insurance or variable annuity contract to determine how to make redemptions.
TAX INFORMATION
Dividends and capital gain distributions are paid to the insurance company separate accounts. Variable life insurance and variable annuity contract owners should refer to the variable life insurance or variable annuity product prospectus or consult with their own tax adviser for information regarding the tax consequences of their investment.
PAYMENTS TO INSURANCE COMPANIES AND THEIR AFFILIATES
The Fund is not sold directly to the general public but instead is offered as an underlying investment option for variable insurance contracts. The Fund and its related companies may make payments to the sponsoring insurance company (or its affiliates) or other intermediary for distribution and/or other services. These payments may be a factor that the insurance company considers in including the Fund as an underlying investment option in the variable insurance contract or may create a conflict of interest by influencing the insurance company or other intermediary to recommend the variable insurance contract over another investment. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

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MML Small Company Value Fund
INVESTMENT OBJECTIVE
The Fund seeks long-term capital appreciation.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. The expenses in the table do not reflect deductions at the separate account level or contract level for any charges that may be incurred under a variable life insurance or variable annuity contract. If these charges were reflected, the fees and expenses in the table would be higher.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class II	Service Class I
Management Fees	0.80%	0.80%
Distribution and Service (Rule 12b-1) Fees	None	0.25%
Other Expenses	0.26%	0.26%
Total Annual Fund Operating Expenses	1.06%	1.31%
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. If separate account or variable life insurance or variable annuity contract expenses were included, overall expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class II	$108	$337	$585	$1,294
Service Class I	$133	$415	$718	$1,579
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 29% of the average value of its portfolio.
INVESTMENTS, RISKS, AND PERFORMANCE
Principal Investment Strategies
The Fund invests primarily in equity securities that the subadviser, T. Rowe Price Associates, Inc. (“T. Rowe Price”), believes are undervalued. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the securities of companies whose market capitalizations at the time of purchase are within the market capitalization range of companies included in the Russell 2000® Index (as of February 28, 2021, between $44 million and $28.53 billion). Equity securities may include common stocks, preferred stocks, securities convertible into common or preferred stock, rights, and warrants. While most assets typically will be invested in common stocks of U.S. companies, the Fund also may invest up to 20% of its total assets in foreign securities, including emerging market securities. The Fund may invest in real estate investment trusts (“REITs”). The Fund may at times have significant exposure to one or more industries or sectors, such as the financials sector. The Fund may hold a portion of its assets in cash or cash equivalents.
Utilizing fundamental research, T. Rowe Price seeks to purchase stocks that do not appear to reflect their issuers’ underlying values as measured by assets, earnings, cash flow, or business franchises. T. Rowe Price generally looks for some of the following: low price/earnings, price/book value, or price/cash flow ratios relative to the Russell 2000 Index, a company’s peers, or a company’s own historical norm, low stock price relative to a company’s underlying asset values, above-average dividend yield relative to a company’s peers or its own historical norm, a plan to improve the business through restructuring, and a sound balance sheet and other positive financial characteristics.
T. Rowe Price integrates pecuniary environmental, social, and governance (“ESG”) factors into its investment research process. T. Rowe Price focuses on the ESG factors it considers most likely to have a material impact on the performance of the holdings in the Fund’s portfolio.
In pursuing the Fund’s investment objective, T. Rowe Price has the discretion to purchase some securities that do not meet its normal investment criteria described above, when it believes there

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is an opportunity for substantial appreciation (such as, for example, T. Rowe Price believes a security could increase in value as a result of a change in management, an extraordinary corporate event, a new product introduction or innovation, or a favorable competitive development).
T. Rowe Price may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.
Principal Risks
The following are the Principal Risks of the Fund. The value of your investment in the Fund could go down as well as up. You can lose money by investing in the Fund. Certain risks relating to instruments and strategies used in the management of the Fund are placed first. The significance of any specific risk to an investment in the Fund will vary over time, depending on the composition of the Fund’s portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks may result in losses to the Fund.
Equity Securities Risk Although stocks may have the potential to outperform other asset classes over the long term, their prices tend to fluctuate more dramatically over the shorter term. These movements may result from factors affecting individual companies, or from broader influences like changes in interest rates, market conditions, or investor confidence, or announcements of economic, political, or financial information.
Small and Mid-Cap Company Risk Market risk and liquidity risk are particularly pronounced for securities of small and medium-sized companies, which may trade less frequently and in smaller volumes than more widely-held securities, and may fluctuate in price more than other securities. Their shares can be less liquid than those of larger companies, especially during market declines. Small and medium-sized companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group; they may have been recently organized and have little or no track record of success.
Foreign Investment Risk; Emerging Markets Risk; Currency Risk Investments in securities of foreign issuers, securities of companies with significant foreign exposure, and foreign currencies can involve additional risks relating to market, industry, political, regulatory, public health, and other conditions. Political, social, diplomatic, and economic developments, U.S. and foreign government action such as the imposition of currency or capital blockages, controls, or tariffs, economic and trade sanctions or embargoes, security suspensions, entering or exiting trade or other intergovernmental agreements, or the expropriation or nationalization of assets in a particular country, can cause dramatic declines in certain or all securities with exposure to that country and other countries. In the event of nationalization, expropriation, or other confiscation, the Fund could lose its entire foreign investment in a particular country. There may be quotas or other limits on the ability of the Fund (or clients of the Fund’s investment adviser or subadviser) to invest or maintain investments in securities of issuers in certain countries. Enforcing legal rights can be more difficult, costly, and limited in certain foreign countries, and can be particularly difficult against foreign governments. Because non-U.S. securities are normally denominated and traded in currencies other than the U.S. dollar, the value of the Fund’s assets may be affected favorably or unfavorably by changes in currency exchange rates, exchange control regulations, and restrictions or prohibitions on the repatriation of non-U.S. currencies. Income and gains with respect to investments in certain countries may be subject to withholding and other taxes. There may be less information publicly available about a non-U.S. company than about a U.S. company, and many non-U.S. companies are not subject to accounting, auditing, and financial reporting standards, regulatory framework and practices comparable to those in the U.S. The securities of some non-U.S. companies, especially those in emerging markets, are less liquid and at times more volatile than securities of comparable U.S. companies. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, less stringent investor protection and disclosure standards, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, and greater volatility in currency exchange rates, and are more susceptible to environmental problems. Many emerging market countries are highly reliant on international trade and exports, including the export of commodities. Their economies may be significantly impacted by fluctuations in commodity prices and the global demand for certain commodities. In addition, many emerging market countries with less established health care

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systems have experienced outbreaks of pandemics or contagious diseases from time to time. Frontier markets, a subset of emerging markets, generally have smaller economies and less mature capital markets than emerging markets. As a result, the risks of investing in emerging market countries are magnified in frontier market countries. Frontier markets are more susceptible to having abrupt changes in currency values, less mature markets and settlement practices, and lower trading volumes that could lead to greater price volatility and illiquidity. Non-U.S. transaction costs, such as brokerage commissions and custody costs, may be higher than in the United States. In addition, foreign markets can react differently to market, economic, industry, political, regulatory, geopolitical, public health, and other conditions than the U.S. market.
Value Company Risk The value investment approach entails the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock the investment adviser or subadviser judges to be undervalued may actually be appropriately priced.
Cash Position Risk If the Fund holds a significant portion of its assets in cash or cash equivalents, its investment returns may be adversely affected and the Fund may not achieve its investment objective.
Convertible Securities Risk Convertible securities are subject to the risks of both debt instruments and equity securities. The price of a convertible security may change in response to changes in price of the underlying equity security, the credit quality of the issuer, and interest rates. In general, the values of convertible securities tend to decline as interest rates rise and to rise when interest rates fall. A convertible security generally has less potential for gain or loss than the underlying equity security.
Liquidity Risk Certain securities may be difficult (or impossible) to sell or certain positions may be difficult to close out at a desirable time and price, and the Fund may be required to hold an illiquid investment that is declining in value, or it may be required to sell certain illiquid investments at a price or time that is not advantageous in order to meet redemptions or other cash needs. Some securities may be subject to restrictions on resale. There can be no assurance that there will be a liquid market for instruments held by the Fund at any time. The Fund may not receive the proceeds from the sale of certain investments for an extended period.
Management Risk The Fund relies on the manager’s investment analysis and its selection of investments to achieve its investment objective. There can be no assurance that the Fund will achieve the intended results and the Fund may incur significant losses.
Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock markets can decline significantly in response to issuer, market, economic, industry, political, regulatory, geopolitical, public health, and other conditions, as well as investor perceptions of these conditions. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems, and reduced demand for goods or services.
Preferred Stock Risk Like other equity securities, preferred stock is subject to the risk that its value may decrease based on actual or perceived changes in the business or financial condition of the issuer. In addition, changes in interest rates may adversely affect the value of a preferred stock that pays a fixed dividend.
REIT Risk Investments in REITs may be subject to risks similar to those associated with direct investment in real estate, as well as additional risks associated with equity investments. As a shareholder in a REIT, the Fund, and indirectly the Fund’s shareholders, would bear its ratable share of the REIT’s expenses and would at the same time continue to pay its own fees and expenses.
Sector Risk The Fund may allocate more of its assets to particular industries or to particular economic, market, or industry sectors than to others. This could increase the volatility of the Fund’s portfolio, and the Fund’s performance may be more susceptible to developments affecting issuers in those industries or sectors than if the Fund invested more broadly.
Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.

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Performance Information
The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Class II shares. The table shows how the Fund’s average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance and an additional index that provides a comparison for the Fund’s returns without regard to investment style (Russell 2000 Index). Performance shown does not reflect the fees and expenses deducted under the variable life insurance or variable annuity contract through which you invest in the Fund. If these amounts were reflected, returns would be less than those shown. Past performance is not necessarily an indication of how the Fund will perform in the future.
Annual Performance
Class II Shares
Highest Quarter:	4Q ’20,	28.58%	Lowest Quarter:	1Q ’20,	-30.85%
Average Annual Total Returns
(for the periods ended December 31, 2020)
		One Year	Five Years	Ten Years
Class II	MML Small Company Value Fund	9.16%	12.04%	9.66%
Service Class I	MML Small Company Value Fund	8.92%	11.77%	9.38%
Russell 2000 Value Index (reflects no deduction for fees, expenses, or taxes)		4.63%	9.65%	8.66%
Russell 2000 Index (reflects no deduction for fees, expenses, or taxes)		19.96%	13.26%	11.20%
MANAGEMENT
Investment Adviser: MML Investment Advisers, LLC (“MML Advisers”)
Subadviser(s): T. Rowe Price Associates, Inc. (“T. Rowe Price”)
Portfolio Manager(s):
J. David Wagner, CFA is a Vice President and Equity Portfolio Manager at T. Rowe Price. He has managed the Fund since June 2014.
PURCHASE AND SALE OF FUND SHARES
Shares of the Fund are generally available to separate investment accounts of variable life insurance and variable annuity contracts offered by companies such as MassMutual. An investor should consult the company issuing the investor’s variable life insurance or variable annuity contract to determine how to make redemptions.
TAX INFORMATION
Dividends and capital gain distributions are paid to the insurance company separate accounts. Variable life insurance and variable annuity contract owners should refer to the variable life insurance or variable annuity product prospectus or consult with their own tax adviser for information regarding the tax consequences of their investment.
PAYMENTS TO INSURANCE COMPANIES AND THEIR AFFILIATES
The Fund is not sold directly to the general public but instead is offered as an underlying investment option for variable insurance contracts. The Fund and its related companies may make payments to the sponsoring insurance company (or its affiliates) or other intermediary for distribution and/or other services. These payments may be a factor that the insurance company considers in including the Fund as an underlying investment option in the variable insurance contract or may create a conflict of interest by influencing the insurance company or other intermediary to recommend the variable insurance contract over another investment. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

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MML Small/Mid Cap Value Fund
INVESTMENT OBJECTIVE
This Fund seeks long-term total return.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. The expenses in the table do not reflect deductions at the separate account level or contract level for any charges that may be incurred under a variable life insurance or variable annuity contract. If these charges were reflected, the fees and expenses in the table would be higher.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Initial Class	Service Class
Management Fees	0.75%	0.75%
Distribution and Service (Rule 12b-1) Fees	None	0.25%
Other Expenses	0.06%	0.06%
Total Annual Fund Operating Expenses	0.81%	1.06%
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. If separate account or variable life insurance or variable annuity contract expenses were included, overall expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Initial Class	$83	$259	$450	$1,002
Service Class	$108	$337	$585	$1,294
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 60% of the average value of its portfolio.
INVESTMENTS, RISKS, AND PERFORMANCE
Principal Investment Strategies
The Fund invests primarily in securities that the subadviser, AllianceBernstein L.P. (“AllianceBernstein”) believes to be undervalued. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in securities of small- and mid-cap companies. The subadviser currently considers small- and mid-cap companies to include companies with market capitalizations at the time of purchase that fall within the range of market capitalizations from the smallest company in the Russell 2500™ Index to the greater of  $5 billion or the largest company in the Russell 2500 Index (as of February 28, 2021, the capitalization range of companies in the Russell 2500 Index was $44 million to $39.40 billion). Equity securities in which the Fund may invest include common stocks, preferred stocks, securities convertible into common or preferred stock, rights, and warrants. The Fund may invest in securities of domestic issuers and foreign issuers (up to 10% of its total assets), including American Depositary Receipts (“ADRs”). The Fund may also invest in real estate investment trusts (“REITs”). The Fund may at times have significant exposure to one or more industries or sectors. The Fund may hold a portion of its assets in cash or cash equivalents.
AllianceBernstein seeks to invest primarily in a diversified portfolio of equity securities of small- and mid-sized companies that it determines, using its own fundamental value approach, to be undervalued. Using an investment process with three main components — identifying attractive opportunities, fundamental research, and portfolio construction — AllianceBernstein seeks to identify companies whose ability to grow earnings over the long term does not appear to be reflected in their current market price. AllianceBernstein begins by using a proprietary quantitative tool to screen a universe of about 2,500 small- and mid-cap companies based on various valuation and success factors (e.g., price-to-forward earnings, return on equity) and ranks those stocks by their expected returns. AllianceBernstein then conducts intensive fundamental research into the most attractive 20% of those stocks, as well as stock ideas generated by fundamental analysts. Based on this research, AllianceBernstein uses proprietary risk models to construct a portfolio on the basis of a stock’s expected return on a risk-adjusted basis.

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Principal Risks
The following are the Principal Risks of the Fund. The value of your investment in the Fund could go down as well as up. You can lose money by investing in the Fund. Certain risks relating to instruments and strategies used in the management of the Fund are placed first. The significance of any specific risk to an investment in the Fund will vary over time, depending on the composition of the Fund’s portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks may result in losses to the Fund.
Equity Securities Risk Although stocks may have the potential to outperform other asset classes over the long term, their prices tend to fluctuate more dramatically over the shorter term. These movements may result from factors affecting individual companies, or from broader influences like changes in interest rates, market conditions, or investor confidence, or announcements of economic, political, or financial information.
Small and Mid-Cap Company Risk Market risk and liquidity risk are particularly pronounced for securities of small and medium-sized companies, which may trade less frequently and in smaller volumes than more widely-held securities, and may fluctuate in price more than other securities. Their shares can be less liquid than those of larger companies, especially during market declines. Small and medium-sized companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group; they may have been recently organized and have little or no track record of success.
Foreign Investment Risk; Emerging Markets Risk; Currency Risk Investments in securities of foreign issuers, securities of companies with significant foreign exposure, and foreign currencies can involve additional risks relating to market, industry, political, regulatory, public health, and other conditions. Political, social, diplomatic, and economic developments, U.S. and foreign government action such as the imposition of currency or capital blockages, controls, or tariffs, economic and trade sanctions or embargoes, security suspensions, entering or exiting trade or other intergovernmental agreements, or the expropriation or nationalization of assets in a particular country, can cause dramatic declines in certain or all securities with exposure to that country and other countries. In the event of nationalization, expropriation, or other confiscation, the Fund could lose its entire foreign investment in a particular country. There may be quotas or other limits on the ability of the Fund (or clients of the Fund’s investment adviser or subadviser) to invest or maintain investments in securities of issuers in certain countries. Enforcing legal rights can be more difficult, costly, and limited in certain foreign countries, and can be particularly difficult against foreign governments. Because non-U.S. securities are normally denominated and traded in currencies other than the U.S. dollar, the value of the Fund’s assets may be affected favorably or unfavorably by changes in currency exchange rates, exchange control regulations, and restrictions or prohibitions on the repatriation of non-U.S. currencies. Income and gains with respect to investments in certain countries may be subject to withholding and other taxes. There may be less information publicly available about a non-U.S. company than about a U.S. company, and many non-U.S. companies are not subject to accounting, auditing, and financial reporting standards, regulatory framework and practices comparable to those in the U.S. The securities of some non-U.S. companies, especially those in emerging markets, are less liquid and at times more volatile than securities of comparable U.S. companies. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, less stringent investor protection and disclosure standards, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, and greater volatility in currency exchange rates, and are more susceptible to environmental problems. Many emerging market countries are highly reliant on international trade and exports, including the export of commodities. Their economies may be significantly impacted by fluctuations in commodity prices and the global demand for certain commodities. In addition, many emerging market countries with less established health care systems have experienced outbreaks of pandemics or contagious diseases from time to time. Frontier markets, a subset of emerging markets, generally have smaller economies and less mature capital markets than emerging markets. As a result, the risks of investing in emerging market countries are magnified in frontier market countries. Frontier markets are more susceptible to having abrupt changes in currency values, less mature markets and settlement practices, and lower trading volumes

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that could lead to greater price volatility and illiquidity. Non-U.S. transaction costs, such as brokerage commissions and custody costs, may be higher than in the United States. In addition, foreign markets can react differently to market, economic, industry, political, regulatory, geopolitical, public health, and other conditions than the U.S. market.
Value Company Risk The value investment approach entails the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock the investment adviser or subadviser judges to be undervalued may actually be appropriately priced.
Cash Position Risk If the Fund holds a significant portion of its assets in cash or cash equivalents, its investment returns may be adversely affected and the Fund may not achieve its investment objective.
Convertible Securities Risk Convertible securities are subject to the risks of both debt instruments and equity securities. The price of a convertible security may change in response to changes in price of the underlying equity security, the credit quality of the issuer, and interest rates. In general, the values of convertible securities tend to decline as interest rates rise and to rise when interest rates fall. A convertible security generally has less potential for gain or loss than the underlying equity security.
Liquidity Risk Certain securities may be difficult (or impossible) to sell or certain positions may be difficult to close out at a desirable time and price, and the Fund may be required to hold an illiquid investment that is declining in value, or it may be required to sell certain illiquid investments at a price or time that is not advantageous in order to meet redemptions or other cash needs. Some securities may be subject to restrictions on resale. There can be no assurance that there will be a liquid market for instruments held by the Fund at any time. The Fund may not receive the proceeds from the sale of certain investments for an extended period.
Management Risk The Fund relies on the manager’s investment analysis and its selection of investments to achieve its investment objective. There can be no assurance that the Fund will achieve the intended results and the Fund may incur significant losses.
Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock markets can decline significantly in response to issuer, market, economic, industry, political, regulatory, geopolitical, public health, and other conditions, as well as investor perceptions of these conditions. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems, and reduced demand for goods or services.
Preferred Stock Risk Like other equity securities, preferred stock is subject to the risk that its value may decrease based on actual or perceived changes in the business or financial condition of the issuer. In addition, changes in interest rates may adversely affect the value of a preferred stock that pays a fixed dividend.
Quantitative Models Risk The portfolio managers use quantitative models as part of the idea generation process. Quantitative models are based upon many factors that measure individual securities relative to each other. Such models may not produce the intended results and can be adversely affected by errors or imperfections in the factors or the data on which measurements are based, changing sources of market return or market risk, or any technical issues with the design, construction, implementation, or maintenance of the models.
REIT Risk Investments in REITs may be subject to risks similar to those associated with direct investment in real estate, as well as additional risks associated with equity investments. As a shareholder in a REIT, the Fund, and indirectly the Fund’s shareholders, would bear its ratable share of the REIT’s expenses and would at the same time continue to pay its own fees and expenses.
Sector Risk The Fund may allocate more of its assets to particular industries or to particular economic, market, or industry sectors than to others. This could increase the volatility of the Fund’s portfolio, and the Fund’s performance may be more susceptible to developments affecting issuers in those industries or sectors than if the Fund invested more broadly.
Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.

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Performance Information
The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Initial Class shares. The table shows how the Fund’s average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance. Performance shown does not reflect the fees and expenses deducted under the variable life insurance or variable annuity contract through which you invest in the Fund. If these amounts were reflected, returns would be less than those shown. Past performance is not necessarily an indication of how the Fund will perform in the future.
Annual Performance
Initial Class Shares
Highest Quarter:	4Q ’20,	29.16%	Lowest Quarter:	1Q ’20,	-36.08%
Average Annual Total Returns
(for the periods ended December 31, 2020)
		One Year	Five Years	Ten Years
Initial Class	MML Small/Mid Cap Value Fund	4.65%	8.73%	9.11%
Service Class	MML Small/Mid Cap Value Fund	4.32%	8.44%	8.83%
Russell 2500 Value Index (reflects no deduction for fees, expenses, or taxes)		4.88%	9.43%	9.33%
MANAGEMENT
Investment Adviser: MML Investment Advisers, LLC (“MML Advisers”)
Subadviser(s): AllianceBernstein L.P. (“AllianceBernstein”)
Portfolio Manager(s):
James W. MacGregor, CFA is Chief Investment Officer for U.S. Small and Mid-Cap Value Equities and a Portfolio Manager at AllianceBernstein. He has managed the Fund since December 2007.
Erik A. Turenchalk, CFA is a Senior Vice President for U.S. Small and Mid-Cap Value Equities and a Portfolio Manager at AllianceBernstein. He has managed the Fund since January 2020.
PURCHASE AND SALE OF FUND SHARES
Shares of the Fund are generally available to separate investment accounts of variable life insurance and variable annuity contracts offered by companies such as MassMutual. An investor should consult the company issuing the investor’s variable life insurance or variable annuity contract to determine how to make redemptions.
TAX INFORMATION
Dividends and capital gain distributions are paid to the insurance company separate accounts. Variable life insurance and variable annuity contract owners should refer to the variable life insurance or variable annuity product prospectus or consult with their own tax adviser for information regarding the tax consequences of their investment.
PAYMENTS TO INSURANCE COMPANIES AND THEIR AFFILIATES
The Fund is not sold directly to the general public but instead is offered as an underlying investment option for variable insurance contracts. The Fund and its related companies may make payments to the sponsoring insurance company (or its affiliates) or other intermediary for distribution and/or other services. These payments may be a factor that the insurance company considers in including the Fund as an underlying investment option in the variable insurance contract or may create a conflict of interest by influencing the insurance company or other intermediary to recommend the variable insurance contract over another investment. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

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MML Total Return Bond Fund
INVESTMENT OBJECTIVE
The Fund seeks maximum total return, consistent with preservation of capital and prudent investment management.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. The expenses in the table do not reflect deductions at the separate account level or contract level for any charges that may be incurred under a variable life insurance or variable annuity contract. If these charges were reflected, the fees and expenses in the table would be higher.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class II	Service Class I
Management Fees	0.40%	0.40%
Distribution and Service (Rule 12b-1) Fees	None	0.25%
Other Expenses	0.22%	0.22%
Total Annual Fund Operating Expenses	0.62%	0.87%
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. If separate account or variable life insurance or variable annuity contract expenses were included, overall expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class II	$63	$199	$346	$774
Service Class I	$89	$278	$482	$1,073
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the
Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 328% of the average value of its portfolio.
INVESTMENTS, RISKS, AND PERFORMANCE
Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in a diversified portfolio of investment grade fixed income securities (rated Baa3 or higher by Moody’s, BBB- or higher by Standard & Poor’s, BBB- or higher by Fitch, or A-2 by S&P, P-2 by Moody’s, or F-2 by Fitch for short-term debt obligations, or, if unrated, determined by the Fund’s subadviser, Metropolitan West Asset Management, LLC (“MetWest”), to be of comparable quality). These typically include bonds, notes, collateralized bond obligations, collateralized debt obligations, mortgage-related and asset-backed securities, municipal securities, private placements, and securities subject to legal restrictions on resale pursuant to Rule 144A. These investments may have interest rates that are fixed, variable, or floating. The Fund invests in securities of varying maturities issued by domestic and foreign corporations and governments (and their agencies and instrumentalities). MetWest focuses the Fund’s portfolio holdings in areas of the bond market (based on quality, sector, coupon, or maturity) that the subadviser believes to be relatively undervalued.
The Fund may invest up to 20% of its net assets in below investment grade debt securities (“junk” or “high yield” bonds), including securities in default and bank loans. In the event that a security is downgraded after its purchase by the Fund, the Fund may continue to hold the security if MetWest considers doing so would be consistent with the Fund’s investment objective.
The Fund may invest up to 25% of its total assets in foreign securities that are denominated in U.S. dollars. The Fund may also invest up to 15% of its total assets in foreign securities that are not denominated in U.S. dollars and up to 10% of its total assets in emerging market foreign securities.
The Fund may but will not necessarily engage in foreign currency forward transactions to take long or short positions in foreign currencies in order to seek to enhance the Fund’s investment return or

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to seek to hedge or to attempt to protect against adverse changes in currency exchange rates. In pursuing its investment objective, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivatives, including options, futures contracts, and swap contracts for hedging or investment purposes as a substitute for investing directly in securities or to adjust various portfolio characteristics, including the duration (interest rate volatility) of the Fund’s portfolio. Use of derivatives by the Fund may create investment leverage.
The Fund may purchase and sell securities on a when-issued, delayed delivery, or forward commitment basis. The Fund may normally short sell up to 25% of the value of its total assets for hedging or investment purposes.
The Fund may also invest in money market securities, including commercial paper. The Fund may enter into repurchase agreement transactions. The Fund may at times have significant exposure to one or more industries or sectors. The Fund may hold a portion of its assets in cash or cash equivalents. The Fund may enter into dollar roll or reverse repurchase agreement transactions.
MetWest intends for the Fund’s portfolio duration to be between two to eight years. The dollar-weighted average maturity of the Fund’s portfolio is expected to range from two to fifteen years. Duration measures the price sensitivity of a bond to changes in interest rates. Duration is the dollar weighted average time to maturity of a bond utilizing the present value of all future cash flows.
MetWest employs a value-oriented fixed income management philosophy with a goal of consistently outperforming the portfolio benchmark while maintaining volatility similar to the benchmark. The investment process is predicated on a long-term economic outlook, which is determined by the investment team on a quarterly basis and is reviewed constantly. Investments are characterized by diversification among the sectors of the fixed income marketplace. The investment management team seeks to achieve the desired outperformance through the measured and disciplined application of five fixed income management strategies which include duration management, yield curve positioning, sector allocation, security selection, and opportunistic execution.
The first three strategies are top-down in orientation and start with a decision of where within the plus-or-minus one year range around the benchmark the duration should be established.
Then comes a determination of how the overall average duration is to be effected — with a concentration of intermediate maturity issues or a combination of long- and short-term issues. The relative value decision regarding where to overweight/underweight sectors, including governments, agencies, corporates, mortgages, or asset-backed securities, is dependent on the current market environment. Bottom-up security selection involves the day-to-day fundamental analysis of available bond market opportunities, while execution is characterized by the aggressive and informed negotiation of the prices at which transactions take place.
The Fund expects that it will engage in active and frequent trading and so will typically have a relatively high portfolio turnover rate.
Principal Risks
The following are the Principal Risks of the Fund. The value of your investment in the Fund could go down as well as up. You can lose money by investing in the Fund. Certain risks relating to instruments and strategies used in the management of the Fund are placed first. The significance of any specific risk to an investment in the Fund will vary over time, depending on the composition of the Fund’s portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks may result in losses to the Fund.
Fixed Income Securities Risk The values of fixed income securities typically will decline during periods of rising interest rates, and can also decline in response to changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral assets, or changes in market, economic, industry, political, regulatory, public health, and other conditions affecting a particular type of security or issuer or fixed income securities generally. Certain events, such as market or economic developments, regulatory or government actions, natural disasters, pandemics, terrorist attacks, war, and other geopolitical events can have a dramatic adverse effect on the debt market and the overall liquidity of the market for fixed income securities. During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when the Fund would otherwise not do so, and potentially at unfavorable prices. Certain securities may be difficult to value during such periods. Fixed income securities are subject to interest rate risk (the risk

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that the value of a fixed income security will fall when interest rates rise), extension risk (the risk that the average life of a security will be extended through a slowing of principal payments), prepayment risk (the risk that a security will be prepaid and the Fund will be required to reinvest at a less favorable rate), and credit risk.
Bank Loans Risk Many of the risks associated with bank loans are similar to the risks of investing in below investment grade debt securities. Changes in the financial condition of the borrower or economic conditions or other circumstances may reduce the capacity of the borrower to make principal and interest payments on such instruments and may lead to defaults. Senior secured bank loans are typically supported by collateral; however the value of the collateral may be insufficient to cover the amount owed to the Fund, or the Fund may be prevented or delayed from realizing on the collateral. Some loans may be unsecured; unsecured loans generally present a greater risk of loss to the Fund if the issuer defaults. If the Fund relies on a third party to administer a loan, the Fund is subject to the risk that the third party will fail to perform its obligations. In addition, if the Fund holds only a participation interest in a loan made by a third party, the Fund’s receipt of payments on the loan will depend on the third party’s willingness and ability to make those payments to the Fund. The settlement time for certain loans is longer than the settlement time for many other types of investments, and the Fund may not receive the payment for a loan sold by it until well after the sale; that cash would be unavailable for payment of redemption proceeds or for reinvestment. Interests in some bank loans may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Fund believes to be a fair price.
Below Investment Grade Debt Securities Risk Below investment grade debt securities, commonly known as “junk” or “high yield” bonds, have speculative characteristics and involve greater volatility of price and yield, greater risk of loss of principal and interest, and generally reflect a greater possibility of an adverse change in financial condition that could affect an issuer’s ability to honor its obligations.
Credit Risk Credit risk is the risk that an issuer, guarantor, or liquidity provider of a fixed income security held by the Fund may be unable or unwilling, or may be perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. The Fund may also be exposed to the credit risk of its counterparty to repurchase agreements, reverse repurchase agreements, swap transactions, and other derivatives transactions, and to the counterparty’s ability or willingness to perform in accordance with the terms of the transaction. The value of such transactions to the Fund will depend on the willingness and ability of the counterparty to perform its obligations, including among other things the obligation to return collateral or margin to the Fund.
Derivatives Risk Derivatives can be highly volatile and involve risks different from, and potentially greater than, direct investments, including risks of imperfect correlation between the value of derivatives and underlying assets, counterparty default, potential losses that partially or completely offset gains, and illiquidity. Derivatives can create investment leverage. Losses from derivatives can be substantially greater than the derivatives’ original cost and can sometimes be unlimited. If the value of a derivative does not correlate well with the particular market or asset class the derivative is designed to provide exposure to, the derivative may not have the effect or benefit anticipated. Derivatives can also reduce the opportunity for gains or result in losses by offsetting positive returns in other investments. Many derivatives are traded in the over-the-counter market and not on exchanges.
Foreign Investment Risk; Emerging Markets Risk; Currency Risk Investments in securities of foreign issuers, securities of companies with significant foreign exposure, and foreign currencies can involve additional risks relating to market, industry, political, regulatory, public health, and other conditions. Political, social, diplomatic, and economic developments, U.S. and foreign government action such as the imposition of currency or capital blockages, controls, or tariffs, economic and trade sanctions or embargoes, security suspensions, entering or exiting trade or other intergovernmental agreements, or the expropriation or nationalization of assets in a particular country, can cause dramatic declines in certain or all securities with exposure to that country and other countries. In the event of nationalization, expropriation, or other

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confiscation, the Fund could lose its entire foreign investment in a particular country. There may be quotas or other limits on the ability of the Fund (or clients of the Fund’s investment adviser or subadviser) to invest or maintain investments in securities of issuers in certain countries. Enforcing legal rights can be more difficult, costly, and limited in certain foreign countries, and can be particularly difficult against foreign governments. Because non-U.S. securities are normally denominated and traded in currencies other than the U.S. dollar, the value of the Fund’s assets may be affected favorably or unfavorably by changes in currency exchange rates, exchange control regulations, and restrictions or prohibitions on the repatriation of non-U.S. currencies. Income and gains with respect to investments in certain countries may be subject to withholding and other taxes. There may be less information publicly available about a non-U.S. company than about a U.S. company, and many non-U.S. companies are not subject to accounting, auditing, and financial reporting standards, regulatory framework and practices comparable to those in the U.S. The securities of some non-U.S. companies, especially those in emerging markets, are less liquid and at times more volatile than securities of comparable U.S. companies. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, less stringent investor protection and disclosure standards, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, and greater volatility in currency exchange rates, and are more susceptible to environmental problems. Many emerging market countries are highly reliant on international trade and exports, including the export of commodities. Their economies may be significantly impacted by fluctuations in commodity prices and the global demand for certain commodities. In addition, many emerging market countries with less established health care systems have experienced outbreaks of pandemics or contagious diseases from time to time. Frontier markets, a subset of emerging markets, generally have smaller economies and less mature capital markets than emerging markets. As a result, the risks of investing in emerging market countries are magnified in frontier market countries. Frontier markets are more susceptible to having abrupt changes in currency values, less mature markets and settlement practices, and lower trading volumes that could lead to greater price volatility and illiquidity. Non-U.S. transaction costs, such as brokerage commissions and custody costs, may be higher than in the United States. In addition, foreign markets can react differently to market, economic, industry, political, regulatory, geopolitical, public health, and other conditions than the U.S. market.
Mortgage- and Asset-Backed Securities Risk Investments in mortgage- and asset-backed securities subject the Fund to credit risk, interest rate risk, extension risk, and prepayment risk, among other risks. Mortgage-backed and asset-backed securities not issued by a government agency generally involve greater credit risk than securities issued by government agencies. Payment of principal and interest generally depends on the cash flows generated by the underlying assets and the terms of the security. The types of mortgages (for example, residential or commercial mortgages) underlying securities held by the Fund may differ and be affected differently by market factors. Investments that receive only the interest portion or the principal portion of payments on the underlying assets may be highly volatile. Litigation with respect to the representations and warranties given in connection with the issuance of mortgage-backed securities can be an important consideration in investing in such securities, and the outcome of any such litigation could significantly impact the value of the Fund’s mortgage-backed investments.
Short Sales Risk If the Fund sells a security short, it will make money if the security’s price goes down (in an amount greater than any transaction costs) and will lose money if the security’s price goes up. There is no limit on the amount of money the Fund may lose on a short sale. The Fund may not be able to close out a short sale when it might wish to do so, or may only do so at an unfavorable price. Short sales can involve leverage. If the Fund invests the proceeds from short positions in other securities the Fund could lose money both on the short positions and on the securities in which it has invested the short proceeds.
Cash Position Risk If the Fund holds a significant portion of its assets in cash or cash equivalents, its investment returns may be adversely affected and the Fund may not achieve its investment objective.
Defaulted and Distressed Securities Risk Because the issuer of such securities is in default and is likely to be in distressed financial condition, repayment of defaulted securities and obligations

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of distressed issuers (including insolvent issuers or issuers in payment or covenant default, in workout or restructuring, or in bankruptcy or insolvency proceedings) is uncertain.
Dollar Roll and Reverse Repurchase Agreement Transaction Risk These transactions generally create leverage and subject the Fund to the credit risk of the counterparty.
Frequent Trading/Portfolio Turnover Risk Portfolio turnover generally involves some expense to the Fund and may result in the realization of taxable capital gains (including short-term gains). The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance.
Hedging Risk The Fund’s attempts at hedging and taking long and short positions in currencies may not be successful and could cause the Fund to lose money or fail to get the benefit of a gain on a hedged position. If expected changes to securities prices, interest rates, currency values, and exchange rates, or the creditworthiness of an issuer are not accurately predicted, the Fund could be in a worse position than if it had not entered into such transactions.
Inflation Risk The value of assets or income from the Fund’s investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions.
Leveraging Risk Instruments and transactions, including derivatives, dollar rolls, and reverse repurchase agreement transactions, that create leverage may cause the value of an investment in the Fund to be more volatile, could result in larger losses than if they were not used, and tend to compound the effects of other risks.
Liquidity Risk Certain securities may be difficult (or impossible) to sell or certain positions may be difficult to close out at a desirable time and price, and the Fund may be required to hold an illiquid investment that is declining in value, or it may be required to sell certain illiquid investments at a price or time that is not advantageous in order to meet redemptions or other cash needs. Some securities may be subject to restrictions on resale. There can be no assurance that there will be a liquid market for instruments held by the Fund at any time. The Fund may not receive the proceeds from the sale of certain investments for an extended period.
Management Risk The Fund relies on the manager’s investment analysis and its selection of investments to achieve its investment objective. There can be no assurance that the Fund will achieve the intended results and the Fund may incur significant losses.
Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock markets can decline significantly in response to issuer, market, economic, industry, political, regulatory, geopolitical, public health, and other conditions, as well as investor perceptions of these conditions. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems, and reduced demand for goods or services.
Repurchase Agreement Risk  These transactions must be fully collateralized, but involve credit risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral.
Restricted Securities Risk The Fund may hold securities that are restricted as to resale under the U.S. federal securities laws, such as securities in certain privately held companies. Such securities may be highly illiquid and their values may experience significant volatility. Restricted securities may be difficult to value.
Sector Risk The Fund may allocate more of its assets to particular industries or to particular economic, market, or industry sectors than to others. This could increase the volatility of the Fund’s portfolio, and the Fund’s performance may be more susceptible to developments affecting issuers in those industries or sectors than if the Fund invested more broadly.
Sovereign Debt Obligations Risk Investments in debt securities issued by governments or by government agencies and instrumentalities involve the risk that the governmental entities responsible for repayment may be unable or unwilling to pay interest and repay principal when due. Many sovereign debt obligations may be rated below investment grade (“junk” or “high yield” bonds). Any restructuring of a sovereign debt obligation held by the Fund will likely have a significant adverse effect on the value of the obligation. In the event of default of sovereign debt, the Fund may be unable to pursue legal action against the sovereign issuer or to realize on collateral securing the debt.

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U.S. Government Securities Risk Obligations of certain U.S. Government agencies and instrumentalities are not backed by the full faith and credit of the U.S. Government, and there can be no assurance that the U.S. Government would provide financial support to such agencies and instrumentalities.
Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.
When-Issued, Delayed Delivery, TBA, and Forward Commitment Transaction Risk These transactions may create leverage and involve a risk of loss if the value of the securities declines prior to settlement.
Performance Information
The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Class II shares. The table shows how the Fund’s average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance. The Fund’s name and investment strategy changed on December 16, 2014. The performance results shown below would not necessarily have been achieved had the Fund’s current investment strategy been in effect for the entire period for which performance results are presented. Performance for Service Class I shares of the Fund for periods prior to its inception date (05/01/12) is based on the performance of Class II shares, adjusted to reflect Service Class I expenses. Performance shown does not reflect the fees and expenses deducted under the variable life insurance or variable annuity contract through which you invest in the Fund. If these amounts were reflected, returns would be less than those shown. Past performance is not necessarily an indication of how the Fund will perform in the future.
Annual Performance
Class II Shares
Highest Quarter:	2Q ’20,	4.40%	Lowest Quarter:	2Q ’13,	-3.22%
Average Annual Total Returns
(for the periods ended December 31, 2020)
		One Year	Five Years	Ten Years
Class II	MML Total Return Bond Fund	8.79%	4.56%	3.72%
Service Class I	MML Total Return Bond Fund	8.60%	4.32%	3.47%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)		7.51%	4.44%	3.84%
MANAGEMENT
Investment Adviser: MML Investment Advisers, LLC (“MML Advisers”)
Subadviser(s): Metropolitan West Asset Management, LLC (“MetWest”)
Portfolio Manager(s):
Stephen M. Kane, CFA is a Group Managing Director and a Generalist Portfolio Manager at MetWest. He has managed the Fund since December 2014.
Laird R. Landmann is the President and a Generalist Portfolio Manager at MetWest. He has managed the Fund since December 2014.
Tad Rivelle is the Chief Investment Officer and a Generalist Portfolio Manager at MetWest. He has managed the Fund since December 2014.
Bryan T. Whalen, CFA is a Group Managing Director and a Generalist Portfolio Manager at MetWest. He has managed the Fund since December 2014.

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PURCHASE AND SALE OF FUND SHARES
Shares of the Fund are generally available to separate investment accounts of variable life insurance and variable annuity contracts offered by companies such as MassMutual. An investor should consult the company issuing the investor’s variable life insurance or variable annuity contract to determine how to make redemptions.
TAX INFORMATION
Dividends and capital gain distributions are paid to the insurance company separate accounts. Variable life insurance and variable annuity contract owners should refer to the variable life insurance or variable annuity product prospectus or consult with their own tax adviser for information regarding the tax consequences of their investment.
PAYMENTS TO INSURANCE COMPANIES AND THEIR AFFILIATES
The Fund is not sold directly to the general public but instead is offered as an underlying investment option for variable insurance contracts. The Fund and its related companies may make payments to the sponsoring insurance company (or its affiliates) or other intermediary for distribution and/or other services. These payments may be a factor that the insurance company considers in including the Fund as an underlying investment option in the variable insurance contract or may create a conflict of interest by influencing the insurance company or other intermediary to recommend the variable insurance contract over another investment. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

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Additional Information Regarding Investment Objectives and Principal Investment Strategies
Changes to Investment Objectives and Strategies. Each Fund’s investment objective and strategies are non-fundamental and may be changed by the Board of Trustees (the “Trustees”) of the MML Series Investment Fund (the “Trust”) without shareholder approval.
Note Regarding Percentage Limitations. All percentage limitations on investments in this Prospectus will apply at the time of investment, and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of the investment. (As a result, the actual investments making up a Fund’s portfolio may not at a particular time comport with any such limitation due to increases or decreases in the values of securities held by the Fund.) However, if, through a change in values, net assets, or other circumstances, a Fund were in a position where more than 15% of its net assets was invested in illiquid securities, the Fund would take appropriate orderly steps, as deemed necessary, to protect liquidity. With respect to a Fund whose name suggests that the Fund focuses its investments in a particular type of investment or investments, or in investments in a particular industry or group of industries, and that has adopted a policy under Rule 35d-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), such Fund’s policy to invest at least 80% of its net assets in certain investments may be changed by the Trustees upon at least 60 days’ prior written notice to shareholders.
Credit Ratings. Security ratings are determined at the time of investment based on ratings published by nationally recognized statistical rating organizations; if a security is not rated, it will be deemed to have the same rating as a security determined by the investment adviser or subadviser to be of comparable quality. Unless otherwise stated, if a security is rated by more than one nationally recognized statistical rating organization, the highest rating is used. The Fund may retain any security whose rating has been downgraded after purchase.
Duration. Duration is a measure of the expected life of a debt security that is used to determine the sensitivity of the security’s value to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. For example, if interest rates rise by 1%, the value of a debt security with a duration of two years would be expected to decline 2% and the value of a debt security with a duration of four years would be expected to decline 4%. Unlike the maturity of a debt security, which measures only the time until final payment is due, duration takes into account the time until all payments of interest and principal on a security are expected to be made, including how these payments are affected by prepayments and by changes in interest rates. Determining duration may involve estimates of future economic parameters, which may vary from actual future values.
Leverage. Leverage generally has the effect of increasing the amount of loss or gain a Fund might realize, and may increase volatility in the value of a Fund’s investments. Adverse changes in the value or level of the underlying asset, rate, or index may result in a loss substantially greater than the amount invested in the derivative itself.
Temporary Defensive Positions. At times, a Fund’s investment adviser or subadviser may determine that market conditions make pursuing a Fund’s basic investment strategy inconsistent with the best interests of its shareholders. At such times, the investment adviser or subadviser may (but will not necessarily), without notice, temporarily use alternative strategies primarily designed to reduce fluctuations in the values of a Fund’s assets. In implementing these defensive strategies, a Fund may hold assets without limit in cash and cash equivalents and in other investments that the investment adviser or subadviser believes to be consistent with the Fund’s best interests. If such a temporary defensive strategy is implemented, a Fund may not achieve its investment objective.
Portfolio Turnover. Changes are made in a Fund’s portfolio whenever the investment adviser or subadviser believes such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions. A high portfolio turnover rate will result in higher costs from brokerage commissions, dealer-mark-ups, bid-ask spreads, and other transaction costs. Such costs are not reflected in the Funds’ Total Annual Fund Operating Expenses set forth in the fee tables but do have the effect of reducing a Fund’s investment return.

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Non-Principal Investments; Use of Derivatives; Securities Loans; Repurchase Agreements. A Fund may hold investments that are not included in its principal investment strategies. These non-principal investments are described in the Statement of Additional Information (“SAI”) or below under “Additional Information Regarding Principal Risks.” A Fund also may choose not to invest in certain securities described in this Prospectus and in the SAI, even though it has the ability to do so. Certain Funds may engage in transactions involving derivatives as part of their principal investment strategies; the disclosures of the principal investment strategies of those Funds include specific references to those derivatives transactions. Any of the other Funds may engage in derivatives transactions not as part of their principal investment strategies, and Funds that may use certain derivatives as part of their principal investment strategies may use other derivatives (not as part of their principal investment strategies), as well. A Fund may use derivatives for hedging purposes, as a substitute for direct investment, to earn additional income, to adjust portfolio characteristics, including duration (interest rate volatility), to gain exposure to securities or markets in which it might not be able to invest directly, to provide asset/liability management, or to take long or short positions on one or more indexes, securities, or foreign currencies. If a Fund takes a short position with respect to a particular index, security, or currency, it will lose money if the index, security, or currency appreciates in value, or an expected credit or other event that might affect the value of the index, security, or currency fails to occur. Losses could be significant. Derivatives transactions may include, but are not limited to, foreign currency exchange transactions, options, futures contracts, interest rate swaps, interest rate futures contracts, forward contracts, total return swaps, credit default swaps, and hybrid instruments. A Fund may use derivatives to create investment leverage. See “Additional Information Regarding Principal Risks,” below, and the SAI for more information regarding those transactions.
A Fund may make loans of portfolio securities to broker-dealers and other financial intermediaries of up to 33% of its total assets, and may enter into repurchase agreements. These transactions must be fully collateralized at all times, but involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral, or if the Fund is required to return collateral to a borrower at a time when it may realize a loss on the investment of that collateral. Any losses from the investment of cash collateral received by the Fund will be for the Fund’s account and may exceed any income the Fund receives from its securities lending activities. A repurchase agreement is a transaction in which a Fund purchases a security from a seller, subject to the obligation of the seller to repurchase that security from the Fund at a higher price. A Fund may enter into securities loans and repurchase agreements as a non-principal investment strategy.
Foreign Securities. The globalization and integration of the world economic system and related financial markets have made it increasingly difficult to define issuers geographically. Accordingly, the Funds intend to construe geographic terms such as “foreign,” “non-U.S.,” “European,” “Latin American,” “Asian,” and “emerging markets” in the manner that affords to the Funds the greatest flexibility in seeking to achieve the investment objective(s) of the relevant Fund. Specifically, unless otherwise stated, in circumstances where the investment objective and/or strategy is to invest (a) exclusively in “foreign securities,” “non-U.S. securities,” “European securities,” “Latin American securities,” “Asian securities,” or “emerging markets” (or similar directions) or (b) at least some percentage of the Fund’s assets in foreign securities, etc., the Fund will take the view that a security meets this description so long as the issuer of a security is tied economically to the particular country or geographic region indicated by words of the relevant investment objective and/or strategy (the “Relevant Language”). For these purposes the issuer of a security is deemed to have that tie if:
(i) the issuer is organized under the laws of the country or a country within the geographic region suggested by the Relevant Language or maintains its principal place of business in that country or region; or
(ii) the securities are traded principally in the country or region suggested by the Relevant Language; or
(iii) the issuer, during its most recent fiscal year, derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in the country or region suggested by the Relevant Language or has at least 50% of its assets in that country or region.
In addition, the Funds intend to treat derivative securities (e.g., call options) for this purpose by reference to the underlying security. Conversely, if the investment objective and/or strategy of a

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Fund limits the percentage of assets that may be invested in “foreign securities,” etc. or prohibits such investments altogether, a Fund intends to categorize securities as “foreign,” etc. only if the security possesses all of the attributes described above in clauses (i), (ii), and (iii).
MML Equity Income Fund. MML Advisers has agreed to voluntarily waive 0.03% of its management fees. MML Advisers may amend or discontinue this waiver at any time without advance notice.
MML Small Company Value Fund. MML Advisers has agreed to voluntarily waive 0.05% of its management fees. MML Advisers may amend or discontinue this waiver at any time without advance notice.

Disclosure of Portfolio Holdings
A description of the Funds’ policies and procedures with respect to the disclosure of each Fund’s portfolio securities is available in the Funds’ SAI.
Additional Information Regarding Principal Risks
A Fund, by itself, generally is not intended to provide a complete investment program. Investment in the Funds is intended to serve as part of a diversified portfolio of investments. An investment in a Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
The value of your investment in a Fund changes with the values of the investments in the Fund’s portfolio. Many things can affect those values. Factors that may have an important or significant effect on a particular Fund’s portfolio as a whole are called “Principal Risks.” The Principal Risks of each Fund are identified in the foregoing Fund Summaries and are described in this section. Certain Funds may be more susceptible to some risks than others. Although the Funds strive to reach their stated goals, they cannot offer guaranteed results. The value of your investment in a Fund could go down as well as up. You can lose money by investing in the Funds.
The SAI contains further information about the Funds, their investments and their related risks.
•
Bank Loans Risk

Many of the risks associated with bank loans are similar to the risks of investing in below investment grade debt securities, although bank loans are typically (though not always) senior and secured, while below investment grade debt securities or investments are often subordinated and unsecured. Changes in the financial condition of the borrower or economic conditions or other circumstances may reduce the capacity of the borrower to make principal and interest payments on such instruments and may lead to defaults. The value of any collateral securing a bank loan may decline after a Fund invests, and there is a risk that the value of the collateral may not be sufficient to cover the amount owed to the Fund. In addition, collateral securing a loan may be found invalid, may be used to pay other outstanding obligations of the borrower under applicable law, or may be difficult to sell. In the event that a borrower defaults, a Fund’s access to the collateral may be limited by bankruptcy and other insolvency laws. There is also the risk that the collateral may be difficult to liquidate, or that a majority of the collateral may be illiquid. In addition, some loans may be unsecured. Unsecured loans generally present a greater risk of loss to the Fund if the issuer defaults. In some cases, the Fund may rely on a third party to administer its interest in a loan, and so is subject to the risk that the third party will be unwilling or unable to perform its obligations. The Fund may invest in a loan by purchasing an indirect interest in the loan held by a third party. In that case, the Fund will be subject to both the credit risk of the borrower and of the third party, and the Fund may be unable to realize some or all of the value of its interest in the loan in the event of the insolvency of the third party. The settlement time for certain loans is longer than the settlement time for many other types of investments, and the Fund may not receive the payment for a loan sold by it until well after the sale; that cash would be unavailable for payment of redemption proceeds or for reinvestment. Interests in some

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bank loans may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Fund believes to be a fair price. Some bank loans may be illiquid, and bank loans generally tend to be less liquid than many other debt securities. The lack of a liquid secondary market may make it more difficult for the Fund to assign a value to such instruments for purposes of valuing the Fund’s portfolio and calculating its net asset value (“NAV”).
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Below Investment Grade Debt Securities Risk

Below investment grade debt securities, which are also known as “junk” or “high yield” bonds, and comparable unrated securities in which a Fund may invest, have speculative characteristics, and changes in economic conditions, the financial condition of the issuer, and/or an unanticipated rise in interest rates or other circumstances are more likely to lead to a weakened capacity to make principal and interest payment than in the case of higher grade securities. Below investment grade debt securities involve greater volatility of price and yield and greater risk of loss of principal and interest than do higher quality securities. In the past, economic downturns or increases in interest rates have, under certain circumstances, resulted in a higher incidence of default by the issuers of these instruments and are likely to do so in the future, especially in the case of highly leveraged issuers. The prices for these instruments may be affected by legislative and regulatory developments. Some below investment grade debt securities are issued in connection with management buy-outs and other highly leveraged transactions, and may entail substantial risk of delays in payments of principal or interest or of defaults. The inability (or perceived inability) of issuers to make timely payment of interest and principal would likely make the values of securities held by the Fund more volatile and could limit the Fund’s ability to sell its securities at prices approximating the values the Fund has placed on such securities. In the absence of a liquid trading market for securities held by it, a Fund at times may be unable to establish the fair value of such securities. To the extent a Fund invests in securities in the lower rating categories, the achievement of the Fund’s goals is more dependent on the Fund investment adviser’s or subadviser’s investment analysis than would be the case if the Fund were investing in securities in the higher rating categories. Securities that are rated CCC or below by Standard & Poor’s or Caa or below by Moody’s Investors Service, Inc. are generally regarded by the rating agencies as having extremely poor prospects of ever attaining any real investment standing.
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Cash Position Risk

A Fund may hold a significant portion of its assets in cash or cash equivalents at the sole discretion of the Fund’s investment adviser or subadviser, based on such factors as it may consider appropriate under the circumstances. The portion of a Fund’s assets invested in cash and cash equivalents may at times exceed 25% of the Fund’s net assets. To the extent a Fund holds a significant portion of its assets in cash or cash equivalents, its investments returns may be adversely affected and the Fund may not achieve its investment objective.
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Convertible Securities Risk

Convertible securities are bonds, debentures, notes or other debt securities that may be converted at either a stated price or stated rate into shares of common or preferred stock (or cash or other securities of equivalent value), and so are subject to the risks of investments in both debt securities and equity securities. The price of a convertible security may change in response to changes in price of the underlying equity security, the credit quality of the issuer, and interest rates. Due to the conversion feature, convertible debt securities generally yield less than non-convertible securities of similar credit quality and maturity. The values of convertible securities may be interest-rate sensitive and tend to decline as interest rates rise and to rise when interest rates fall. A Fund may invest at times in securities that have a mandatory conversion feature, pursuant to which the securities convert automatically into stock at a specified date and conversion ratio, or that are convertible at the option of the issuer. When conversion is not at the option of the holder, a Fund may be required to convert the security into the

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underlying stock even at times when the value of the underlying common stock has declined substantially or it would otherwise be disadvantageous to do so.
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Correlation Risk

The effectiveness of the MML Managed Volatility Fund’s index option-based risk management strategy may be reduced if the performance of the Fund’s equity portfolio does not correlate to that of the indexes underlying its option positions. It is possible that the MML Managed Volatility Fund could lose money both on its portfolio investments and on the index put options it has purchased to protect against declines in the values of its portfolio investments.
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Credit Risk

Credit risk is the risk that an issuer, guarantor, or liquidity provider of a fixed income security held by a Fund may be unable or unwilling, or may be perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. It includes the risk that the security will be downgraded by a credit rating agency; generally, lower credit quality issuers present higher credit risks. An actual or perceived decline in creditworthiness of an issuer of a fixed income security held by the Fund may result in a decrease in the value of the security. It is possible that the ability of an issuer to meet its obligations will decline substantially during the period when the Fund owns securities of the issuer or that the issuer will default on its obligations or that the obligations of the issuer will be limited or restructured. The credit rating assigned to any particular investment does not necessarily reflect the issuer’s current financial condition and does not reflect an assessment of an investment’s volatility or liquidity. Securities rated in the lowest category of investment grade are considered to have speculative characteristics. In addition, below investment grade debt securities (i.e., “junk” or “high yield” bonds) involve greater credit risk, are more volatile, involve greater risk of price declines and may be more susceptible to economic downturn than investment grade securities. If a security held by the Fund loses its rating or its rating is downgraded, the
Fund may nonetheless continue to hold the security in the discretion of the investment adviser or subadviser. In the case of asset-backed or mortgage-related securities, changes in the actual or perceived ability of the obligors on the underlying assets or mortgages may affect the values of those securities.
The Fund may also be exposed to the credit risk of its counterparty to repurchase agreements, reverse repurchase agreements, swap transactions, and other derivatives transactions, and to the counterparty’s ability or willingness to perform in accordance with the terms of the transaction. The value of such transactions to the Fund will depend on the willingness and ability of the counterparty to perform its obligations, including among other things the obligation to return collateral or margin to the Fund. In the event of a counterparty’s (or its affiliate’s) insolvency, the possibility exists that a Fund’s ability to exercise remedies, such as the termination of transactions, netting of obligations, and realization on collateral, could be stayed or eliminated under special resolution regimes adopted in the United States, the European Union, and various other jurisdictions. Among other things, such regimes provide government authorities with broad authority to intervene when a financial institution is experiencing financial difficulty.
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Currency Risk

Because foreign securities normally are denominated and traded in foreign currencies, the value of a Fund’s assets may be affected favorably or unfavorably by changes in currency exchange rates, currency exchange control regulations, intervention (or failure to intervene) by the U.S. or foreign governments in currency markets, foreign withholding taxes, and restrictions or prohibitions on the repatriation of foreign currencies. A Fund may, but will not necessarily, engage in foreign currency transactions in order to protect against fluctuations in the values of holdings denominated in or exposed to other currencies, or, for certain Funds, to generate additional returns. Derivatives transactions providing exposure to foreign currencies may create investment leverage. A Fund’s investment in foreign currencies may increase the amount of ordinary income recognized by the Fund.

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Officials in foreign countries may from time to time take actions in respect of their currencies which could significantly affect the value of a Fund’s assets denominated in those currencies or the liquidity of such investments. For example, a foreign government may unilaterally devalue its currency against other currencies, which would typically have the effect of reducing the U.S. dollar value of investments denominated in that currency. A foreign government may also limit the convertibility or repatriation of its currency or assets denominated in its currency, which would adversely affect the U.S. dollar value and liquidity of investments denominated in that currency. In addition, although at times most of a Fund’s income may be received or realized in foreign currencies, the Fund will be required to compute and distribute its income in U.S. dollars. As a result, if the exchange rate for any such currency declines after the Fund’s income has been earned and translated into U.S. dollars but before payment to shareholders, the Fund could be required to sell portfolio investments to make such distributions. Similarly, if a Fund incurs an expense in a foreign currency and the exchange rate changes adversely to the Fund before the expense is paid, the Fund would have to convert a greater amount of U.S. dollars to pay for the expense at that time than it would have had to convert at the time the Fund incurred the expense. Investments in foreign currencies themselves (directly or through derivatives transactions) may be highly volatile and may create investment leverage.
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Cyber Security and Technology Risk

The Funds and their service providers (including the Funds’ investment adviser, subadvisers, custodian, and transfer agent) are subject to operational and information security risks, including those resulting from cyber-attacks and other technological issues. Technological issues or failures, or interference or attacks by “hackers” or others, may have the effect of disabling or hindering the Funds’ operations or the operations of a service provider to the Funds. There are inherent limitations in business continuity plans and technology systems designed to prevent cyber-attacks and avoid operational incidents, including the possibility that certain risks have not been identified. The Funds’ investment adviser does not control the cyber security plans and systems put in place by third-party service providers, and such third-party service providers may have limited indemnification obligations to the Funds’ investment adviser or the Funds, each of whom could be negatively impacted as a result. Similar risks also are present for issuers of securities in which the Funds invest, which could result in material adverse consequences for such issuers, and may cause a Fund’s investment in such securities to lose value.
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Defaulted and Distressed Securities Risk

Defaulted securities risk refers to the uncertainty of repayment of defaulted securities and obligations of distressed issuers. Because the issuer of such securities is in default and is likely to be in distressed financial condition, repayment of defaulted securities and obligations of distressed issuers (including insolvent issuers or issuers in payment or covenant default, in workout or restructuring, or in bankruptcy or insolvency proceedings) is subject to significant uncertainties. The market will likely be less liquid for distressed or defaulted securities than for other types of securities. Reduced liquidity can affect the valuations of distressed or defaulted securities, make their valuation and sale more difficult, and result in greater volatility. Insolvency laws and practices in foreign countries are different than those in the U.S. and the effect of these laws and practices cannot be predicted with certainty. Investments in defaulted securities and obligations of distressed issuers are considered speculative.
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Derivatives Risk

Derivatives are financial contracts whose values depend upon, or are derived from, the value of an underlying asset, reference rate, or index. Derivatives may relate to stocks, bonds, interest rates, currencies, credit exposures, currency exchange rates, commodities, related indexes, or other assets. The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities and other more traditional investments. Derivatives can be highly volatile and are subject to a number of potential risks described in this Prospectus, including market risk, credit risk, management risk, liquidity

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risk, and leveraging risk. Derivative products are highly specialized instruments that may require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument or index but also of the derivative itself, often without the benefit of observing the performance of the derivative under all possible market conditions. (For example, successful use of a credit default swap may require, among other things, an understanding of both the credit of the company to which it relates and of the way the swap is likely to respond to changes in various market conditions and to factors specifically affecting the company.) The use of derivatives involves the risk that a loss may be sustained as a result of the failure of another party to the contract (typically referred to as a “counterparty”) to make required payments or otherwise to comply with the contract’s terms. Derivative transactions can create investment leverage. Losses from derivatives can be substantially greater than the derivatives’ original cost and can sometimes be unlimited. Since the values of derivatives are calculated and derived from the values of other assets, reference rates, or indexes, there is greater risk that derivatives will be improperly valued. Derivatives also involve the risk that changes in the value of a derivative may not correlate perfectly with changes in the value of its underlying asset, rate, or index, and the risk that a derivative transaction may not have the effect or benefit the Fund’s investment adviser or subadviser anticipated. Also, suitable derivative transactions may not be available in all circumstances, and there can be no assurance that a Fund will engage in these transactions when that would be beneficial. A liquid secondary market may not always exist for a Fund’s derivative positions at any time. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous price or at all. Although the use of derivatives is intended to enhance a Fund’s performance, it may instead reduce returns and increase volatility.
Recent U.S. and non-U.S. legislative and regulatory reforms, including those related to the Dodd-Frank Wall Street Reform and Consumer Protection Act, have resulted in, and may in the future result in, new regulation of derivative instruments and the Funds’ use of such instruments. New regulations could, among other things, restrict a Fund’s ability to engage in derivative transactions (for example, by making certain types of derivative instruments or transactions no longer available to a Fund), establish additional margin requirements and/or increase the costs of derivatives transactions, and a Fund may as a result be unable to execute its investment strategies in a manner its investment adviser or subadviser might otherwise choose. Counterparty risk with respect to derivatives has been and may continue to be affected by new rules and regulations concerning the derivatives market. Some derivatives transactions are centrally cleared, and a party to a cleared derivatives transaction is subject to the credit risk of the clearing house and the clearing member through which it holds the position. Credit risk of market participants with respect to derivatives that are centrally cleared is concentrated in a few clearing houses and clearing members, and it is not clear how an insolvency proceeding of a clearing house or clearing member would be conducted, what effect the insolvency proceeding would have on any recovery by a Fund, and what impact an insolvency of a clearing house or clearing member would have on the financial system more generally.
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Futures Contract Risk.  A Fund may enter into futures contracts, in which the Fund agrees to buy or sell certain financial instruments or index units or other assets on a specified future date at a specified price or rate. A Fund may also enter into contracts to deliver in the future an amount of one currency in return for an amount of another currency. If a Fund’s investment adviser or subadviser misjudges the direction of interest rates, markets, or foreign exchange rates, a Fund’s overall performance could suffer. The risk of loss could be far greater than the investment made because a futures contract requires only a small deposit to take a large position. A small change in a financial futures contract could have a substantial impact on a Fund, favorable or unfavorable. An investor could also suffer losses if it is unable to close out a futures contract because of an illiquid secondary

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market. Futures are subject to the creditworthiness of the futures commission merchants or brokers and clearing organizations involved in the transactions. In the event of the insolvency of its futures commission merchant or broker, a Fund may be delayed or prevented from recovering some or all of the margin it has deposited with the merchant or broker, or any increase in the value of its futures positions held through that merchant or broker.
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Dollar Roll and Reverse Repurchase Agreement Transaction Risk

In a dollar roll transaction, a Fund sells mortgage-backed securities for delivery to the buyer in the current month and simultaneously contracts to purchase similar securities on a specified future date from the same party. In a reverse repurchase agreement transaction, a Fund sells securities to a bank or securities dealer and agrees to repurchase them at an agreed time and price; a reverse repurchase agreement is similar to a secured borrowing by a Fund. Both types of transactions generally create leverage (see “Leveraging Risk” below). It may be difficult or impossible for a Fund to exercise its rights under a dollar roll transaction or reverse repurchase agreement in the event of the insolvency or bankruptcy of the counterparty, and the Fund may not be able to purchase the securities or other assets subject to the transaction and may be required to return any collateral it holds.
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Emerging Markets Risk

Investing in emerging market securities poses risks different from, and/or greater than, risks of investing in domestic securities or in the securities of foreign, developed countries. These risks may include, for example, smaller market-capitalizations of securities markets; significant price volatility; illiquidity; limits on foreign investment; and possible limits on repatriation of investment income and capital. Future economic or political events or crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or the creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in those currencies by a Fund.
Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. Although many of the emerging market securities in which a Fund may invest are traded on securities exchanges, they may trade in limited volume, and the exchanges may not provide all of the conveniences or protections provided by securities exchanges in more developed markets.
Additional risks of emerging market securities may include greater social, economic, and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; greater custody and operational risks; unavailability of currency hedging techniques; less stringent investor protection and disclosure standards; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability or unreliability of material information about issuers; less developed legal, regulatory, and accounting systems; and greater environmental risk. Many emerging market countries are highly reliant on international trade and exports, including the export of commodities. Their economies may be significantly impacted by fluctuations in commodity prices and the global demand for certain commodities. In addition, many emerging market countries with less established health care systems have experienced outbreaks of pandemics or contagious diseases from time to time. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending settlement, or be delayed in disposing of a portfolio security. It may be more difficult to obtain and/or enforce a judgment in a court outside the U.S., and a judgment against a foreign government may be unenforceable.
Frontier markets, a subset of emerging markets, generally have smaller economies and less mature capital markets than emerging markets. As a result, the risks of investing in

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emerging market countries are magnified in frontier market countries. Frontier markets are more susceptible to having abrupt changes in currency values, less mature markets and settlement practices, and lower trading volumes that could lead to greater price volatility and illiquidity.
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Equity Securities Risk

Although stocks may have the potential to outperform other asset classes over the long term, their prices tend to fluctuate more dramatically over the shorter term. These movements may result from factors affecting individual companies, or from broader influences like changes in interest rates, market conditions, or investor confidence, or announcements of economic, political, or financial information.
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Fixed Income Securities Risk

The values of debt securities change in response to interest rate changes. In general, as interest rates rise, the value of a debt security is likely to fall. This risk is generally greater for obligations with longer maturities or for debt securities that do not pay current interest (such as zero-coupon securities). Debt securities with variable and floating interest rates can be less sensitive to interest rate changes, although, to the extent a Fund’s income is based on short-term interest rates that fluctuate over short periods of time, income received by the Fund may decrease as a result of a decline in interest rates. In response to an interest rate decline, debt securities that provide the issuer with the right to call or redeem the security prior to maturity may be called or redeemed, which may result in the Fund having to reinvest proceeds in other investments at a lower interest rate and therefore the Fund might not benefit from any increase in value as a result of declining interest rates. The value of a debt security also depends on the issuer’s actual or perceived credit quality or ability to pay principal and interest when due. The value of a debt security is likely to fall if an issuer or the guarantor of a security is unable or unwilling (or is perceived to be unable or unwilling) to make timely principal and/or interest payments or otherwise to honor its obligations or if the debt security’s rating is downgraded by a credit rating agency. The value of a debt security can also decline in response to changes in market, economic, industry, political, regulatory, public health, and other conditions that affect a particular type of debt security or issuer or debt securities generally. Certain events, such as market or economic developments, regulatory or government actions, natural disasters, pandemics, terrorist attacks, war, and other geopolitical events can have a dramatic adverse effect on the debt market and the overall liquidity of the market for fixed income securities.
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Extension Risk. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below-market interest rate, increase the security’s duration, and reduce the value of the security.

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Prepayment Risk. Prepayment risk is the risk that principal of a debt obligation will be repaid at a faster rate than anticipated. In such a case, a Fund may lose the benefit of a favorable interest rate for the remainder of the term of the security in question, and may only be able to reinvest the amount of the prepayment at a less favorable rate.

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Interest Rate Risk. The values of bonds and other debt instruments usually rise and fall in response to changes in interest rates. The values of debt instruments generally increase in response to declines in interest rates and decrease in response to rises in interest rates. Interest rate risk is generally greater for investments with longer durations or maturities. Some investments give the issuer the option to call or redeem an investment before its maturity date. If an issuer calls or redeems an investment during a time of declining interest rates, a Fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates.

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Focused Portfolio Risk

Each of the MML Focused Equity Fund’s, MML International Equity Fund’s, and MML Large Cap Growth Fund’s portfolio tends to be invested in a relatively small number of stocks, rather than hundreds. As a result, for each of the MML Focused Equity Fund,

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MML International Equity Fund, and MML Large Cap Growth Fund, an increase or decrease in the value of the securities of a single issuer may have a greater impact on the Fund’s NAV and the Fund’s performance could be more volatile than the performance of funds invested in larger numbers of securities.
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Foreign Investment Risk

Investments in securities of foreign issuers, securities of companies with significant foreign exposure, and foreign currencies can involve additional risks relating to market, industry, political, regulatory, public health, and other conditions. Political, social, diplomatic, and economic developments, U.S. and foreign government action such as the imposition of currency or capital blockages, controls, or tariffs, economic and trade sanctions or embargoes, security suspensions, entering or exiting trade or other intergovernmental agreements, or the expropriation or nationalization of assets in a particular country, can cause dramatic declines in certain or all securities with exposure to that country and other countries. In the event of nationalization, expropriation, or other confiscation, a Fund could lose its entire foreign investment in a particular country. There may be quotas or other limits on the ability of a Fund (or clients of a Fund’s investment adviser or subadviser) to invest or maintain investments in securities of issuers in certain countries. Enforcing legal rights can be more difficult, costly, and limited in certain foreign countries, and can be particularly difficult against foreign governments. Because non-U.S. securities are normally denominated and traded in currencies other than the U.S. dollar, the value of a Fund’s assets may be affected favorably or unfavorably by changes in currency exchange rates, exchange control regulations, and restrictions or prohibitions on the repatriation of non-U.S. currencies. Income and gains with respect to investments in certain countries may be subject to withholding and other taxes. There may be less information publicly available about a non-U.S. company than about a U.S. company, and many non-U.S. companies are not subject to accounting, auditing, and financial reporting standards, regulatory framework and practices comparable to those in the United States.
The securities of some non-U.S. companies are less liquid and at times more volatile than securities of comparable U.S. companies. Non-U.S. transaction costs, such as brokerage commissions and custody costs may be higher than in the United States. In addition, foreign markets can perform differently from U.S. markets and can react differently to market, economic, industry, political, regulatory, geopolitical, public health, and other conditions than the U.S. market.
The willingness and ability of foreign governmental entities to pay principal and interest on government securities depends on various economic factors, including for example the issuer’s balance of payments, overall debt level, and cash-flow considerations related to the availability of tax or other revenues to satisfy the issuer’s obligations. If a foreign governmental entity defaults on its obligations on the securities, a Fund may have limited recourse available to it. The laws of some foreign countries may limit a Fund’s ability to invest in securities of certain issuers located in those countries. Special tax considerations apply to a Fund’s investments in foreign securities. A Fund’s investments in foreign securities or foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the amount, timing, or character of the Fund’s distributions.
A Fund may invest in foreign securities known as depositary receipts, in the form of American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), or other similar securities. An ADR is a U.S. dollar-denominated security issued by a U.S. bank or trust company that represents, and may be converted into, a foreign security. An EDR or a GDR is generally similar but is issued by a non-U.S. bank. Depositary receipts are subject to the same risks as direct investment in foreign securities. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted, and changes in currency exchange rates may affect the value of an ADR investment in ways different from direct investments in foreign securities. Funds may invest in both sponsored and unsponsored depositary receipts. Unsponsored depositary

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receipts are organized independently and without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuers may not be as current for unsponsored depositary receipts and the prices of unsponsored depositary receipts may be more volatile than if such instruments were sponsored by the issuer. An investment in an ADR is subject to the credit risk of the issuer of the ADR.
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Frequent Trading/Portfolio Turnover Risk

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. The investment policies of a Fund may lead to frequent changes in the Fund’s investments, particularly in periods of volatile market movements, in order to take advantage of what the Fund’s investment adviser or subadviser believes to be temporary investment opportunities. A change in the securities held by a Fund is known as “portfolio turnover.” Portfolio turnover generally involves some expense to a Fund, including brokerage commissions, bid-asked spreads, dealer mark-ups, and other transaction costs on the sale of securities and reinvestments in other securities, and may result in the realization of taxable capital gains (including short-term gains, which are generally treated as ordinary income when distributed to shareholders). The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance. Consult your tax adviser regarding the effect of a Fund’s portfolio turnover rate on your investments.
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Geographic Focus Risk

When a Fund invests a relatively large percentage of its assets in issuers located in a single country, a small number of countries, or a particular geographic region, the Fund’s performance could be closely tied to the market, currency, economic, political, or regulatory conditions and developments in those countries or that region, and could be more volatile than the performance of more geographically diversified funds.
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Growth Company Risk

Growth company securities tend to be more volatile in terms of price swings and trading volume than many other types of equity securities. Growth companies, especially technology related companies, have seen dramatic rises and falls in stock valuations. Funds that invest in growth companies are subject to the risk that the market may deem these companies’ stock prices over-valued, which could cause steep and/or volatile price swings. Also, since investors buy these stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines.
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Hedging Risk

If a Fund takes a short position in a particular currency, security, or bond market, it will lose money if the currency, security, or bond market appreciates in value, or an expected credit event fails to occur. Any efforts at buying or selling currencies could result in significant losses for the Fund. Further, foreign currency transactions that are intended to hedge the currency risk associated with investing in foreign securities and minimize the risk of loss that would result from a decline in the value of the hedged currency may also limit any potential gain that might result should the value of such currency increase.
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Index Options Risk

Index options give the purchaser the right to buy (in the case of a call) or sell (in the case of a put) units of an index at a stated exercise price during the term of the option. Instead of giving the right to take or make actual delivery of securities, the holder of an index option has the right to receive a cash “exercise settlement amount” depending on the change in the level of the index during the term of the option. When the MML Managed Volatility Fund sells an index call option, it limits the opportunity to profit from an increase in the market value of stocks in exchange for up-front cash at the time of selling the call option. When the MML Managed Volatility Fund buys an index put option, it acquires the right to profit from any decrease in the level of the index below the option exercise price during the term of the option. It is possible that changes in the value of an option will not correlate precisely with changes in the level of the underlying index, and that, as a result, the Fund may earn or lose more on an option position than it might otherwise expect in response to a change in the level of the index. From time to time, Gateway

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may reduce its holdings of put options, resulting in an increased exposure to a market decline. There is no assurance that the MML Managed Volatility Fund will be able to sell or to close out an option position at any time or at any particular price. The Fund may lose money both on its portfolio investments and on its option activities.
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Indexing Risk

There are several reasons why an index Fund’s performance may not track the performance of the relevant index. For example, the Fund incurs a number of operating expenses not applicable to the index, and incurs costs in buying and selling securities. A Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions. The return on the sample of securities purchased by the investment adviser or subadviser, or futures or other derivative positions taken by the investment adviser or subadviser, to replicate the performance of the index may not correlate precisely with the return on the index. Differences between securities held by a Fund and the securities comprising the index may result from legal restrictions, costs, or liquidity constraints, especially during times when a sampling methodology is used.
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Industry Concentration Risk

If a Fund concentrates its assets in a particular industry or group of industries, economic, business, regulatory, or other developments affecting issuers in that industry or group of industries may affect the Fund adversely to a greater extent than if the Fund had invested more broadly. A concentrated investment in any industry or group of industries may increase the volatility of a Fund’s portfolio, and may cause the Fund to underperform other mutual funds.
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Inflation Risk

The value of assets or income from a Fund’s investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of a Fund’s assets can decline as can the value of the Fund’s distributions. The market prices of debt securities generally fall as inflation increases because the purchasing power of the future income and repaid principal is expected to be worth less when received by the Fund. Debt securities that pay a fixed rather than variable interest rate are especially vulnerable to inflation risk because variable-rate debt securities may be able to participate, over the long term, in rising interest rates which have historically accompanied long-term inflationary trends.
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Large Company Risk

Large-capitalization stocks as a group could fall out of favor with the market, causing a Fund’s investments in large-capitalization stocks to underperform investments that focus on small- or medium-capitalization stocks. Larger, more established companies may be slow to respond to challenges, including changes to technology or consumer tastes, and may grow more slowly than smaller companies, especially during market cycles corresponding to periods of economic expansion. Market capitalizations of companies change over time.
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Leveraging Risk

The use of leverage has the potential to increase returns to shareholders, but also involves additional risks. A Fund may create leverage by borrowing money (through traditional borrowings or by means of so-called reverse repurchase agreements); certain transactions, including, for example, when-issued, delayed-delivery, to-be-announced, and forward commitment purchases, loans of portfolio securities, dollar roll transactions, and the use of some derivatives, can also result in leverage. Leverage will increase the volatility of the Fund’s investment portfolio and could result in larger losses than if it were not used. The use of leverage is considered to be a speculative investment practice and may result in losses to a Fund. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. A Fund will typically pay interest or incur other borrowing costs in connection with leverage transactions.
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LIBOR Risk

Certain instruments in which a Fund may invest rely in some fashion upon the London-Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR,

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has announced plans to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the future utilization of LIBOR, including an extension by the ICE Benchmark Administration to postpone certain aspects of the LIBOR transition to June 2023, and the nature of any replacement rate, and any potential effects of the transition away from LIBOR on a Fund or on certain instruments in which a Fund invests are not known. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. With respect to most LIBOR-based instruments in which a Fund may invest, the pricing and other terms governing the adoption of any successor rate are expected to limit or eliminate the direct effect of the transition to a successor rate on the value of such instruments. However, uncertainty and volatility arising from the transition may result in a reduction in the value of certain LIBOR-based instruments held by a Fund or reduce the effectiveness of related transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to a Fund.
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Liquidity Risk

Liquidity risk is the risk that particular investments may be difficult to sell or terminate at approximately the price at which the Fund is carrying the investments. The ability of a Fund to dispose of illiquid positions at advantageous prices may be greatly limited, and a Fund may have to continue to hold such positions during periods when the investment adviser or subadviser otherwise would have sold them. Some securities held by a Fund may be restricted as to resale, may trade in the over-the-counter (“OTC”) market, or may not have an active trading market due to adverse market, economic, industry, political, regulatory, geopolitical, public health, or other conditions. In addition, a Fund, by itself or together with other accounts managed by the investment adviser or subadviser, may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Fund to dispose of the position at an advantageous time or price.
Market values for illiquid securities may not be readily available, and there can be no assurance that any fair value assigned to an illiquid security at any time will accurately reflect the price a Fund might receive upon the sale of that security. It is possible that, during periods of extreme market volatility or unusually high and unanticipated levels of redemptions, a Fund may be forced to sell large amounts of securities or terminate outstanding transactions at a price or time that is not advantageous in order to meet redemptions or other cash needs. In such a case, the sale proceeds received by a Fund may be substantially less than if the Fund had been able to sell the securities or terminate the transactions in more orderly transactions, and the sale price may be substantially lower than the price previously used by the Fund to value the securities for purposes of determining the Fund’s NAV. To the extent a Fund holds illiquid securities, it may be more likely to pay redemption proceeds in kind.
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Management Risk

Each Fund is subject to management risk because it relies on the investment adviser’s and/or subadviser’s investment analysis and its selection of investments to achieve its investment objective. A Fund’s investment adviser or subadviser manages the Fund based on its assessment of economic, financial, and market factors and its investment judgment. The investment adviser or subadviser may fail to ascertain properly the appropriate mix of securities for any particular economic cycle. A Fund’s investment adviser or subadviser applies its investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that they will produce the intended result. Management risk includes the risk that poor security selection will cause a Fund to underperform relative to other funds with similar investment objectives, or that the timing of movements from one type of security to another could have a negative effect on the overall investment performance of the Fund. There can be no assurance that there will be a liquid market for instruments held by the Fund at any time.

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Market Risk

The values of a Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable broad market developments, which may affect securities markets generally or particular industries, sectors, or issuers. The values of a Fund’s investments may decline as a result of a number of such factors, including actual or perceived changes in general economic and market conditions, industry, political, regulatory, geopolitical, public health, and other developments, including the imposition of tariffs or other protectionist actions, changes in interest rates, currency rates, or other rates of exchange, and changes in economic and competitive industry conditions. Likewise, terrorism, war, natural and environmental disasters, and epidemics or pandemics may be highly disruptive to economies and markets. For example, the global pandemic outbreak of the novel coronavirus known as COVID-19 has produced, and will likely continue to produce, substantial market volatility, severe market dislocations and liquidity constraints in many markets, and global business disruption, and it may result in future significant adverse effects, such as exchange trading suspensions and closures, declines in global financial markets, higher default rates, and a substantial economic downturn or recession throughout the world. Such factors may have a significant adverse effect on a Fund’s performance and have the potential to impair the ability of a Fund’s investment adviser, subadviser, or other service providers to serve the Fund and could lead to disruptions that negatively impact the Fund. Different parts of the market and different types of securities can react differently to these conditions. The possibility that security prices in general will decline over short or even extended periods subjects a Fund to unpredictable declines in the value of its shares, as well as potentially extended periods of poor performance. In addition, the increasing popularity of passive index-based investing may have the potential to increase security price correlations and volatility. As passive strategies generally buy or sell securities based simply on inclusion and representation in an index, securities’ prices will have an increasing tendency to rise or fall based on whether money is flowing into or out of passive strategies rather than based on an analysis of the prospects and valuation of individual securities. This may result in increased market volatility as more money is invested through passive strategies.
Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the securities in which a Fund invests or the issuers of such securities in ways that are unforeseeable. The uncertainty surrounding the sovereign debt of a significant number of European Union countries, as well as the status of the Euro, the European Monetary Union, and the European Union itself, has disrupted and may continue to disrupt markets in the U.S. and around the world. The risks associated with investments in Europe may be heightened due to the United Kingdom’s exit from the European Union on January 31, 2020. An agreement between the United Kingdom and the European Union governing their future trade relationship became effective on January 1, 2021. Significant uncertainty remains in the market regarding the ramifications of that development and the arrangements that will apply to the United Kingdom’s relationship with the European Union and other countries following its withdrawal; the range and potential implications of possible political, regulatory, economic, and market outcomes are difficult to predict. There is the potential for decreased trade, capital outflows from the United Kingdom, devaluation of the pound sterling, decreased business and consumer spending and decreased foreign investment in the United Kingdom, and negative effects on the value of a Fund’s investments and/or on a Fund’s ability to enter into certain transactions or value certain investments. If one or more additional countries leave the European Union, or the European Union partially or completely dissolves, the world’s economies and securities markets may be significantly disrupted and adversely affected. Legislation or regulation also may change the way in which a Fund, the investment adviser, or subadviser is regulated. Such legislation, regulation, or other government action could limit or preclude a Fund’s ability to achieve its investment objective and affect the Fund’s performance.

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Mortgage- and Asset-Backed Securities Risk

Investments in mortgage-related and other asset-backed securities are subject to the risk of severe credit downgrades, illiquidity and defaults to a greater extent than many other types of fixed income investments. Mortgage-backed securities, including collateralized mortgage obligations and certain stripped mortgage-backed securities, represent a participation in, or are secured by, mortgage loans. Asset-backed securities are generally structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sale or installment loan contracts, leases of various types of real and personal property, receivables from credit card agreements, and student loan payments. Asset-backed securities also may be backed by pools of corporate or sovereign bonds, loans made to corporations, or a combination of these bonds and loans, commonly referred to as “collateralized debt obligations,” including collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”). The assets backing collateralized debt obligations may consist in part or entirely of high risk, below investment grade debt obligations (or comparable unrated obligations). In the case of CBOs and certain other collateralized debt obligations, those may include, by way of example, high yield debt, residential privately issued mortgage-related securities, commercial privately issued mortgage-related securities, trust preferred securities, and emerging market debt. In the case of CLOs, they may include, among other things, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, any or all of which may be rated below investment grade or may be comparable unrated obligations.
Traditional debt investments typically pay a fixed rate of interest until maturity, when the entire principal amount is due. By contrast, payments on mortgage-backed and many asset-backed investments typically include both interest and partial payment of principal. Principal may also be prepaid voluntarily, or as a result of refinancing or foreclosure. The Fund may have to invest the proceeds from prepaid investments in other investments with less attractive terms and yields. As a result, these securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates. Because the prepayment rate generally declines as interest rates rise, an increase in interest rates will likely increase the duration, and thus the volatility, of mortgage-backed and asset-backed securities. (Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of the security’s price to changes in interest rates. Unlike the maturity of a fixed income security, which measures only the time until final payment is due, duration takes into account the time until all payments of interest and principal on a security are expected to be made, including how these payments are affected by prepayments and by changes in interest rates.) Prepayment rates are difficult to predict and the potential impact of prepayments on the value of a mortgage-related or other asset-backed security depends on the terms of the instrument and can result in significant volatility. In addition to interest rate risk (as described under “Interest Rate Risk”), investments in mortgage-backed securities composed of subprime mortgages and investments in CDOs and CLOs backed by pools of high-risk, below investment grade debt securities may be subject to a higher degree of credit risk, valuation risk, and liquidity risk (as described under “Credit Risk,” “Valuation Risk,” and “Liquidity Risk”). Litigation with respect to the representations and warranties given in connection with the issuance of mortgage-backed securities can be an important consideration in investing in such securities, and the outcome of any such litigation could significantly impact the value of the Fund’s mortgage-backed investments.
The types of mortgages underlying securities held by the Fund may differ and may be affected differently by market factors. For example, the Fund’s investments in residential mortgage-backed securities will likely be affected significantly by factors affecting residential real estate markets and mortgages generally; similarly, investments in commercial mortgage-backed securities will likely be

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affected significantly by factors affecting commercial real estate markets and mortgages generally.
Some mortgage-backed and asset-backed investments receive only the interest portion (“IOs”) or the principal portion (“POs”) of payments on the underlying assets. The yields and values of these investments are extremely sensitive to changes in interest rates and in the rate of principal payments on the underlying assets. IOs tend to decrease in value if interest rates decline and rates of repayment (including prepayment) on the underlying mortgages or assets increase; it is possible that the Fund may lose the entire amount of its investment in an IO due to a decrease in interest rates. Conversely, POs tend to decrease in value if interest rates rise and rates of repayment decrease. Moreover, the market for IOs and POs may be volatile and limited, which may make them difficult for the Fund to buy or sell. The values of mortgage-related and other asset-backed securities may be substantially dependent on the servicing of the underlying asset pools, and are therefore subject to risks associated with the negligence or malfeasance by their servicers and to the credit risk of their servicers. In certain situations, the mishandling of related documentation may also affect the rights of securities holders in and to the benefits of the underlying collateral. There may be legal and practical limitations on the enforceability of any security interest granted with respect to underlying assets, or the value of the underlying assets, if any, may be insufficient if the issuer defaults.
The Fund may gain investment exposure to mortgage-backed and asset-backed investments by entering into agreements with financial institutions to buy the investments at a fixed price at a future date. The Fund may or may not take delivery of the investments at the termination date of such an agreement, but will nonetheless be exposed to changes in value of the underlying investments during the term of the agreement. These transactions may create investment leverage.
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Passive Management Risk

Unlike many investment companies that are “actively managed,” the MML Equity Index Fund is a “passive” investor and therefore does not utilize an investing strategy that seeks returns in excess of the index. Therefore, the MML Equity Index Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from the index, even if that security generally is underperforming. If a specific security is removed from the index, the Fund may be forced to sell such security at an inopportune time or for a price lower than the security’s current market value. The index may not contain the appropriate mix of securities for any particular economic cycle. Additionally, the Fund rebalances its portfolio in accordance with its index, and, therefore, any changes to the index’s rebalance schedule will result in corresponding changes to the Fund’s rebalance schedule. Further, unlike with an actively managed fund, NTI does not use techniques or defensive strategies designed to lessen the impact of periods of market volatility or market decline. This means that, based on certain market and economic conditions, the Fund’s performance could be lower than other types of funds with investment advisers that actively manage their portfolio assets to take advantage of market opportunities or defend against market events.
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Preferred Stock Risk

Like other equity securities, preferred stock is subject to the risk that its value may decrease based on actual or perceived changes in the business or financial condition of the issuer. In addition, if interest rates rise, the dividends on preferred stocks may be less attractive, causing the prices of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions or call/redemption provisions that can negatively affect its value. In addition, in the event of liquidation of a corporation’s assets, the rights of preferred stock generally are subordinate to the rights associated with a corporation’s debt securities.
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Quantitative Models Risk

Certain portfolio managers use quantitative models as part of the idea generation process. Quantitative models are based upon many factors that measure individual securities relative to each other. Such models may not produce the intended results and can be adversely affected by errors or imperfections in the factors or the data on which measurements

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are based, changing sources of market return or market risk, or any technical issues with or errors in the design, construction, implementation, or maintenance of the models.
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REIT Risk

An investment in a REIT may be subject to risks similar to those associated with direct ownership of real estate, including losses from casualty, condemnation or natural disasters, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, environmental regulations and other governmental action, regulatory limitations on rents, property taxes, and operating expenses. In addition, an investment in a REIT may be subject to additional risks, such as poor performance by the manager of the REIT, adverse changes to the tax laws or failure by the REIT to qualify for favorable tax treatment under the Internal Revenue Code of 1986, as amended (the “Code”), and to the risk of general declines in stock prices. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property. A “mortgage” REIT that invests most or all of its assets in mortgages will be subject to many of the risks described above in respect of mortgage-backed securities. Also, the organizational documents of a REIT may contain provisions that make changes in control of the REIT difficult and time-consuming. As a shareholder in a REIT a Fund, and indirectly the Fund’s shareholders, would bear its ratable share of the REIT’s expenses and would at the same time continue to pay its own fees and expenses. Real estate-related investments may entail leverage and may be highly volatile. The securities of small real-estate issuers can be more volatile and less liquid than securities of larger issuers and their issuers can have more limited financial resources.
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Redemptions by Affiliated Funds and by Other Significant Investors

A Fund may be an investment option for other MassMutual Funds that are managed as “funds of funds” and for other investors who may make substantial investments in the Fund. As a result, from time to time, a Fund may experience a relatively large redemption and could be required to liquidate assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would, or if the Fund is unable to invest the cash in portfolio securities that it considers as desirable as the Fund’s portfolio securities.
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Repurchase Agreement Risk

A Fund may enter into repurchase agreements. These transactions must be fully collateralized, but involve credit risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral, or if the Fund is required to return collateral to a borrower at a time when it may realize a loss on the investment of that collateral.
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Restricted Securities Risk

A Fund may hold securities that are restricted as to resale under the U.S. federal securities laws, such as securities in certain privately held companies. There can be no assurance that a trading market will exist at any time for any particular restricted security. Limitations on the resale of these securities may prevent the Fund from disposing of them promptly at reasonable prices or at all. Restricted securities may be highly illiquid. A Fund may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration. Restricted securities may be difficult to value because market quotations may not be readily available, and there may be little publicly available information about the securities or their issuers. The values of restricted securities may be highly volatile.
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Sector Risk

If a Fund allocates a substantial amount of its assets to one or more particular industries or to particular economic, market, or industry sectors, then economic, business, regulatory, or other developments affecting issuers in those industries or sectors may affect the Fund adversely to a greater extent than if the Fund had invested more broadly. Examples might include investments in the technology, health

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care, or financial sectors or in one or more industries within those sectors. A substantial investment in one or more such industries or sectors has the potential to increase the volatility of a Fund’s portfolio, and may cause the Fund to underperform other mutual funds.
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Short Sales Risk

If a Fund sells a security short, it will make money if the security’s price goes down (in an amount greater than any transaction costs) and will lose money if the security’s price goes up. There is no limit on the amount of money a Fund may lose on a short sale. A Fund may not be able to close out a short sale when it might wish to do so, or may only do so at an unfavorable price. Short sales can involve leverage. When the Fund engages in a short sale, it typically borrows the security sold short. The Fund will ordinarily have to pay a fee or premium to borrow the security and will be obligated to repay to the lender of the security any dividends or interest that accrue on the security during the period of the loan. If the Fund invests the proceeds from short positions in other securities the Fund could lose money both on the short positions and on the securities in which it has invested the short proceeds.
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Small and Mid-Cap Company Risk

Small and medium-sized companies may have limited product lines, markets, or financial resources or they may depend on a few key employees. Such companies may have been recently organized and have little or no track record of success. Also, a Fund’s investment adviser or subadviser may not have had an opportunity to evaluate such newer companies’ performance in adverse or fluctuating market conditions. Market risk and liquidity risk are particularly pronounced for stocks of small and medium-sized companies. The securities of small and medium-sized companies may trade less frequently and in smaller volume than more widely held securities. The prices of these securities may fluctuate more sharply than those of other securities, and a Fund may experience some difficulty in establishing or closing out positions in these securities at prevailing market prices. There may be less publicly available information about the issuers of these securities or less market interest in such securities than in the case of larger companies, both of which can cause significant price volatility. Some securities of small and medium-sized issuers may be illiquid or may be restricted as to resale.
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Sovereign Debt Obligations Risk

Investments in debt securities issued by governments or by government agencies and instrumentalities involve the risk that the governmental entities responsible for repayment may be unable or unwilling to pay interest and repay principal when due. A governmental entity’s willingness or ability to pay interest and repay principal in a timely manner may be affected by a variety of factors, including its cash flow, the size of its reserves, its access to foreign exchange, the relative size of its debt service burden to its economy as a whole, and political constraints. A governmental entity may default on its obligations or may require renegotiation or rescheduling of debt payments. Any restructuring of a sovereign debt obligation held by the Fund will likely have a significant adverse effect on the value of the obligation. In the event of default of sovereign debt, the Fund may be unable to pursue legal action against the sovereign issuer or to realize on collateral securing the debt. The sovereign debt of many non-U.S. governments, including their sub-divisions and instrumentalities, is rated below investment grade (“junk” or “high yield” bonds). Sovereign debt risk may be greater for debt securities issued or guaranteed by emerging and/or frontier market countries. At times, certain emerging and frontier market countries have declared moratoria on the payment of principal and interest on external debt. Certain emerging and frontier market countries have experienced difficulty in servicing their sovereign debt on a timely basis, which has led to defaults and the restructuring of certain indebtedness to the detriment of debtholders.
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U.S. Government Securities Risk

U.S. Government securities include a variety of securities that differ in their interest rates, maturities, and dates of issue. While securities issued or guaranteed by some agencies or instrumentalities of the U.S. Government (such as the Government National Mortgage Association) are supported by the full faith

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and credit of the United States, securities issued or guaranteed by certain other agencies or instrumentalities of the U.S. Government (such as Federal Home Loan Banks) are supported only by the right of the issuer to borrow from the U.S. Government. Securities issued or guaranteed by certain other agencies and instrumentalities of the U.S. Government (such as Fannie Mae and Freddie Mac) are not supported by the full faith and credit of the U.S. Government and are supported only by the credit of the issuer itself. There is no assurance that the U.S. Government would provide financial support to its agencies and instrumentalities if not required to do so. For securities not backed by the full faith and credit of the United States, a Fund must look principally to the agency or instrumentality issuing or guaranteeing the securities for repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitment. Such securities may involve increased risk of loss of principal and interest compared to government debt securities that are backed by the full faith and credit of the United States. In addition, certain governmental entities have been subject to regulatory scrutiny regarding their accounting policies and practices and other concerns that may result in legislation, changes in regulatory oversight and/or other consequences that could adversely affect the credit quality, availability, or investment character of securities issued by these entities. Investments in these securities are also subject to, among other things, interest rate risk, prepayment risk, extension risk, and the risk that the value of the securities will fluctuate in response to political, market, or economic developments.
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Valuation Risk

A portion of a Fund’s assets may be valued at fair value pursuant to guidelines that have been approved by the Trustees. A Fund’s assets may be valued using prices provided by a pricing service or, alternatively, a broker-dealer or other market intermediary (sometimes just one broker-dealer or other market intermediary) when other reliable pricing sources may not be available. The Fund, or persons acting on its behalf, may determine a fair value of a security based on such other information as may be available to them. There can be no assurance that any fair valuation of an investment held by a Fund will in fact approximate the price at which the Fund might sell the investment at the time. Technological issues or other service disruption issues involving third-party service providers may limit the ability of the Fund to value its investment accurately or timely. To the extent a Fund sells a security at a price lower than the price it has been using to value the security, its NAV will be adversely affected. If a Fund has overvalued securities it holds, you may pay too much for the Fund’s shares when you buy into the Fund. If a Fund underestimates the price of its portfolio securities, you may not receive the full market value for your Fund shares when you sell.
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Value Company Risk

A Fund may purchase some equity securities at prices below what the investment adviser or subadviser considers to reflect their actual or potential fundamental values. The Fund bears the risk that the prices of these securities may not increase to reflect what the investment adviser or subadviser believes to be their fundamental value or that the investment adviser or subadviser may have overestimated the securities’ fundamental value or that it may take a substantial period of time to realize that value.
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When-Issued, Delayed Delivery, TBA, and Forward Commitment Transaction Risk

A Fund may purchase securities on a when-issued, delayed delivery, to-be-announced, or forward commitment basis. These transactions involve a commitment by a Fund to purchase securities for a predetermined price or yield, with payments and delivery taking place more than seven days in the future, or after a period longer than the customary settlement period for that type of security. These transactions involve a risk of loss if the value of the securities declines prior to the settlement date. These transactions may create investment leverage. Recently finalized rules of the Financial Industry Regulatory Authority impose mandatory margin requirements for certain types of when-issued, TBA, or forward commitment transactions, with limited exceptions. Such transactions historically have not been required to be collateralized, and mandatory

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collateralization could increase the cost of such transactions and impose added operational complexity and may increase the credit risk of such transactions to a Fund.

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Management of the Funds
Investment Adviser
MML Investment Advisers, LLC (“MML Advisers”), a Delaware limited liability company, located at 1295 State Street, Springfield, Massachusetts 01111-0001, is the Funds’ investment adviser and is responsible for providing all necessary investment management and administrative services. MML Advisers, formed in 2013, is a wholly-owned subsidiary of Massachusetts Mutual Life Insurance Company (“MassMutual”). Founded in 1851, MassMutual is a mutual life insurance company that provides a broad range of insurance, money management, retirement, and asset accumulation products and services for individuals and businesses. As of December 31, 2020, MML Advisers had assets under management of approximately $62.3 billion.
In 2020, each Fund paid MML Advisers an investment management fee based on a percentage of each Fund’s average daily net assets as follows: 0.74% for the MML Blue Chip Growth Fund; 0.75% for the MML Equity Income Fund; 0.10% for the MML Equity Index Fund; 0.68% for the MML Focused Equity Fund; 0.87% for the MML Foreign Fund; 0.61% for the MML Fundamental Equity Fund; 0.60% for the MML Fundamental Value Fund; 0.60% for the MML Global Fund; 0.50% for the MML Growth & Income Fund; 0.65% for the MML Income & Growth Fund; 0.80% for the MML International Equity Fund; 0.65% for the MML Large Cap Growth Fund; 0.75% for the MML Managed Volatility Fund; 0.77% for the MML Mid Cap Growth Fund; 0.84% for the MML Mid Cap Value Fund; 1.04% for the MML Small Cap Growth Equity Fund; 0.80% for the MML Small Company Value Fund; 0.75% for the MML Small/Mid Cap Value Fund; and 0.40% for the MML Total Return Bond Fund.
A discussion regarding the basis for the Trustees approving any investment advisory contract of the Funds is available in the Funds’ semiannual reports to shareholders dated June 30, 2020 and the Funds’ annual reports to shareholders dated December 31, 2020.
MML Advisers is also compensated by the Funds for providing general administrative services and providing or causing to be provided ongoing shareholder servicing to investors in the Funds. MML Advisers may, at its expense, employ others to supply all or any part of these services. MML Advisers has entered into agreements with both State Street Bank and Trust Company (“State Street”) and MassMutual pursuant to which each assist in many aspects of fund administration and are compensated by MML Advisers for providing administrative services.
Each of the MML Equity Index Fund, MML Focused Equity Fund, MML Fundamental Equity Fund, MML Fundamental Value Fund, MML Global Fund, MML International Equity Fund, MML Small Company Value Fund, and MML Total Return Bond Fund pays a separate administrative and shareholder services fee to compensate MML Advisers for providing these administrative services. The fee is calculated and paid based on the average daily net assets attributable to each share class of the Fund separately, and is paid at the following annual rates: 0.15% for Class II of each Fund; 0.15% for Service Class I of each Fund other than the MML Equity Index Fund; 0.15% for Class I of the MML Global Fund; and 0.30% for Class I and Service Class I of the MML Equity Index Fund.
Each Fund, other than the MML Equity Index Fund, MML Focused Equity Fund, MML Fundamental Equity Fund, MML Fundamental Value Fund, MML Global, MML International Equity Fund, MML Small Company Value Fund, and MML Total Return Bond Fund, does not pay a separate administrative and shareholder services fee to MML Advisers because its advisory contract provides that MML Advisers will perform these administrative functions.
Subadvisers and Portfolio Managers
MML Advisers contracts with the following subadvisers to help manage the Funds. Subject to the oversight of the Trustees, MML Advisers has the ultimate responsibility to oversee subadvisers and recommend their hiring, termination, and replacement. This responsibility includes, but is not limited to, analysis and review of subadviser performance, as well as assistance in the identification and vetting of new or replacement subadvisers. In addition, MML Advisers maintains responsibility for a number of other important obligations, including, among other things, board reporting, assistance in the annual advisory contract renewal process, and, in general, the performance of all obligations not delegated to a subadviser. MML Advisers also provides
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advice and recommendations to the Trustees, and performs such review and oversight functions as the Trustees may reasonably request, as to the continuing appropriateness of the investment objective, strategies, and policies of each Fund, valuations of portfolio securities, and other matters relating generally to the investment program of each Fund.
MML Advisers is responsible for determining the allocation of portfolio assets and/or cash flows among subadvisers for those Funds with multiple subadvisers.
AllianceBernstein L.P. (“AllianceBernstein”), located at 1345 Avenue of the Americas, New York, New York 10105, manages the investments of the MML Small/Mid Cap Value Fund. AllianceBernstein is a Delaware limited partnership, the majority limited partnership interests in which are held, directly and indirectly, by its parent company Equitable Holdings, Inc. (“EQH”), a publicly traded holding company for a diverse group of financial services companies. AllianceBernstein Corporation, an indirect wholly-owned subsidiary of EQH, is the general partner of both AllianceBernstein and AllianceBernstein Holding L.P., a publicly traded partnership. As of December 31, 2020, AllianceBernstein managed approximately $686 billion in assets.
James W. MacGregor, CFA
is a portfolio manager of the MML Small/Mid Cap Value Fund. Mr. MacGregor became Chief Investment Officer for U.S. Small and Mid-Cap Value Equities in 2009. From 2004 to 2009 he was the Director of Research for U.S. Small and Mid-Cap Value Equities. Previously, he was a Senior Research Analyst covering the banking, energy, industrial commodity, transportation, and aerospace & defense industries for U.S. Small and Mid-Cap Value Equities. Prior to joining AllianceBernstein in 1998, he was a sell-side research analyst at Morgan Stanley and Co., where he covered U.S. Packaging and Canadian Paper stocks.
Erik A. Turenchalk, CFA
is a portfolio manager of the MML Small/Mid Cap Value Fund. Prior to January 1, 2020, Mr. Turenchalk served as a Global Industrial Sector Leader (2017-2019) and Senior Research Analyst (2012-2019) on the U.S. Small and Mid-Cap Value Equities team, responsible for covering industrial companies. He joined the firm in 1999, and was promoted to research analyst in 2005. From 1999 to 2007, Mr. Turenchalk worked on the Advanced Value Hedge Fund team, primarily researching short-position ideas with an emphasis on the consumer-cyclicals sector. In 2007, he relocated to London to support the firm’s international hedge-fund offerings. In 2010, Mr. Turenchalk returned to New York to oversee the research of short positions for the domestic hedge-fund portfolios. In 2012, he joined the U.S. Small and Mid-Cap Value Equities team. Prior to joining the firm, Mr. Turenchalk was a business analyst at Pratt & Whitney, a United Technologies company.
American Century Investment Management, Inc. (“American Century”), located at 4500 Main Street, Kansas City, Missouri 64111, manages the investments of the MML Mid Cap Value Fund. American Century is a privately held subsidiary of American Century Companies, Inc. As of December 31, 2020, American Century had approximately $212.5 billion in total assets under management.
Phillip N. Davidson, CFA
is a portfolio manager of the MML Mid Cap Value Fund, which is managed on a team basis. He is jointly and primarily responsible for the day-to-day management of the Fund. Mr. Davidson is a Senior Vice President and Executive Portfolio Manager for American Century. He joined American Century in 1993 as a portfolio manager.
Michael Liss, CFA
is a portfolio manager of the MML Mid Cap Value Fund, which is managed on a team basis. He is jointly and primarily responsible for the day-to-day management of the Fund. Mr. Liss is a Vice President and Senior Portfolio Manager for American Century. Mr. Liss joined American Century in 1998 and became a portfolio manager in 2004.
Kevin Toney, CFA
is a portfolio manager of the MML Mid Cap Value Fund, which is managed on a team basis. He is jointly and primarily responsible for the day-to-day management of the Fund. Mr. Toney is the Chief Investment
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Officer - Global Value Equity, Senior Vice President, and Senior Portfolio Manager for American Century. Mr. Toney joined American Century in 1999 as an investment analyst and became a portfolio manager in 2006.
Brian Woglom, CFA
is a portfolio manager of the MML Mid Cap Value Fund, which is managed on a team basis. He is jointly and primarily responsible for the day-to-day management of the Fund. Mr. Woglom is a Vice President and Senior Portfolio Manager for American Century. Mr. Woglom joined American Century in 2005 as an investment analyst and became a portfolio manager in 2012.
Barrow, Hanley, Mewhinney & Strauss, LLC (“Barrow Hanley”), located at 2200 Ross Avenue, 31st Floor, Dallas, Texas 75201, manages the investments of the MML Income & Growth Fund. Barrow Hanley is an indirect subsidiary of Perpetual Limited, a public company listed on the Australian Stock Exchange (ticker symbol: PPT). As of December 31, 2020, Barrow Hanley had approximately $48 billion in assets under management.
Mark Giambrone
is a portfolio manager of the MML Income & Growth Fund. Mr. Giambrone joined Barrow Hanley in 1999 and serves as a Senior Managing Director. Prior to joining Barrow Hanley, Mr. Giambrone served as a portfolio consultant at HOLT Value Associates. During his 29-year investment career, he has also served as a senior auditor/tax specialist for KPMG Peat Marwick and Ernst & Young Kenneth Leventhal.
Brad Kinkelaar
is a portfolio manager of the MML Income & Growth Fund. Mr. Kinkelaar joined Barrow Hanley in 2017 and serves as a Senior Managing Director. Prior to joining Barrow Hanley, Mr. Kinkelaar was employed by Pacific Investment Management Company (PIMCO) as an equity portfolio manager and head of dividend strategies. During his 25-year investment career, Mr. Kinkelaar served as a managing director and equity portfolio manager at Thornburg Investment Management and as an equity analyst at State Farm Insurance Companies.
Michael B. Nayfa, CFA
is a portfolio manager of the MML Income & Growth Fund. Mr. Nafya joined Barrow Hanley in 2008 and currently serves as a Managing Director. During his 17-year investment career, he has served as an analyst at HBK and in institutional equity sales at Natexis Bleichroeder. Prior to joining Barrow Hanley, Mr. Nafya began his career in institutional sales at Sidoti & Company, LLC.
Terry L. Pelzel, CFA
is a portfolio manager of the MML Income & Growth Fund. Mr. Pelzel joined Barrow Hanley in 2010 and currently serves as a Managing Director. During his 16-year investment career, he has served as a senior portfolio analyst at Highland Capital Management, LP and as a financial analyst at Houlihan, Lokey, Howard & Zukin, Inc.
Brian F. Quinn, CFA
is a portfolio manager of the MML Income & Growth Fund. Mr. Quinn joined Barrow Hanley in 2005 and currently serves as a Managing Director. During his 20-year investment career, he has served as an equity analyst for Clover Partners, LP and as a credit analyst for Frost Bank.
Lewis Ropp
is a portfolio manager of the MML Income & Growth Fund. Mr. Ropp joined Barrow Hanley in 2001 and serves as a Senior Managing Director. Prior to joining Barrow Hanley, Mr. Ropp was employed by Frost Securities where he was a senior equity analyst and a managing director of the Energy Group. Mr. Ropp also served in management positions at Shell Oil Company and as a securities analyst in the energy sector at Howard, Weil, Labouisse, Friedrichs, Inc. prior to joining Frost Securities.
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Boston Partners Global Investors, Inc.  (“Boston Partners”), located at One Grand Central Place, 60 East 42nd Street, Suite 1550, New York, New York 10165, manages the investments of the MML Fundamental Value Fund. Boston Partners is a registered investment adviser organized in Delaware. As of December 31, 2020, Boston Partners had approximately $77.1 billion in assets under management.
David T. Cohen, CFA
is a portfolio manager for Boston Partners’ Large Cap Value strategy and the MML Fundamental Value Fund. Mr. Cohen’s previous experience includes managing a portion of the Boston Partners Long/Short Research strategy and as an equity analyst specializing in the energy sector as well as the engineering & construction, and metals & mining industries. He has deep experience analyzing and understanding capital intensive commodity oriented businesses. Mr. Cohen joined the firm from Loomis Sayles where he had over 8 years of experience as a portfolio manager for their Research Fund, as well as running a global energy hedge fund. As an equity analyst Mr. Cohen covered the energy, materials, and industrials sectors. Prior to joining Loomis Sayles, Mr. Cohen was in consultant relations at MFS Investment Management. Mr. Cohen has 16 years of experience.
Mark E. Donovan, CFA
is the lead portfolio manager for Boston Partners’ Large Cap Value portfolios and the MML Fundamental Value Fund. Mr. Donovan is responsible for strategic and tactical operating decisions affecting the firm. He was one of the founding partners of Boston Partners Asset Management in 1995. Mr. Donovan joined the firm from The Boston Company where he was Senior Vice President and equity portfolio manager. He also spent five years as a consulting associate with Kaplan, Smith & Associates, and two years as a securities analyst for Value Line Inc. Mr. Donovan has 39 years of investment experience.
Stephanie McGirr
is a portfolio manager for Boston Partners’ Large Cap Value strategy and the MML Fundamental Value Fund. Ms. McGirr’s previous experience includes managing a portion of the Boston Partners Long/Short Research strategy and as an equity analyst specializing in the health care services, insurance, restaurant, retail, and apparel industries. Over the course of her tenure at Boston Partners, Ms. McGirr also covered the consumer staples and business services industries. She started with Boston Partners in 2002 as a research and quantitative assistant in the firm’s research group. Ms. McGirr joined Boston Partners from Arthur Andersen where she was an operations associate. Ms. McGirr has 18 years of experience.
David J. Pyle, CFA
is a portfolio manager for Boston Partners’ Large Cap Value portfolios and the MML Fundamental Value Fund. Prior to assuming this role, Mr. Pyle was an equity analyst covering the utility, insurance, leisure and lodging, packaging, publishing, and computer equipment and services sectors. Mr. Pyle joined Boston Partners from State Street Research where he was a research analyst and associate portfolio manager in their equity value group. Prior to that, he spent five years with Price Waterhouse. Mr. Pyle has 25 years of investment experience.
Joshua White, CFA
is a portfolio manager for Boston Partners’ Large Cap Value portfolios and the MML Fundamental Value Fund. Mr. White’s previous experience includes managing a portion of the Boston Partners Long/Short Research strategy while covering multiple economic sectors, including basic industries, consumer durables, and capital goods. Mr. White was also a portfolio manager on Boston Partners Global Equity and International Equity strategies and before that, he was a global generalist providing fundamental research on global equities. Mr. White has 14 years of industry experience.
Gateway Investment Advisers, LLC (“Gateway”), located at 312 Walnut Street, 35th Floor, Cincinnati, Ohio 45202-9834, manages the investments of the MML Managed Volatility Fund. Gateway is a limited liability company owned by Natixis Investment Managers, LLC, the holding company for the North American asset management business (“NATIXIS IM-NA”). NATIXIS IM-NA is part of Natixis Investment Managers, an international asset management group based in Paris, France, that is in turn owned by Natixis, a French investment banking and financial services firm. Natixis is principally owned by BPCE, France’s second largest banking group. BPCE is owned by banks comprising two autonomous and complementary retail banking
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networks consisting of the Caisse d’Epargne regional savings banks and the Banque Populaire regional cooperative banks. As of December 31, 2020, Gateway had approximately $9.963 billion in assets under management.
Daniel M. Ashcraft, CFA
is a co-portfolio manager of the MML Managed Volatility Fund. Mr. Ashcraft joined Gateway in 2009 and holds the position of Portfolio Manager.
Michael T. Buckius, CFA
is a co-portfolio manager of the MML Managed Volatility Fund. Mr. Buckius joined the Predecessor Adviser in 1999 and holds the positions of President, Chief Investment Officer, Board member, and Portfolio Manager.
Paul R. Stewart, CFA
is a co-portfolio manager of the MML Managed Volatility Fund. Mr. Stewart joined Gateway Investment Advisers, L.P., the predecessor to Gateway (the “Predecessor Adviser”), in 1995. He served as Chief Financial Officer of the Predecessor Adviser through 2003. He became a Senior Vice President of the Predecessor Adviser and began working in the area of portfolio management in 2000. Mr. Stewart was appointed Chief Investment Officer of the Predecessor Adviser in 2006 and served in this position until 2013. He currently holds the positions of Chief Executive Officer and Board member of Gateway.
Kenneth H. Toft, CFA
is a co-portfolio manager of the MML Managed Volatility Fund. Mr. Toft joined the Predecessor Adviser in 1992 and holds the positions of Senior Vice President and Portfolio Manager.
Harris Associates L.P. (“Harris”), located at 111 S. Wacker Drive, Suite 4600, Chicago, Illinois 60606, manages the investments of the MML International Equity Fund. Harris is a limited partnership managed by its general partner, Harris Associates, Inc. (“HAI”). Harris and HAI are wholly-owned subsidiaries of Natixis Investment Managers, LLC, which is an indirect subsidiary of Natixis Investment Managers, an international asset management group based in Paris, France, that is in turn principally owned by Natixis, a French investment banking and financial services firm. Natixis is principally owned by BPCE, France’s second largest banking group. BPCE is owned by banks comprising two autonomous and complementary retail banking networks consisting of the Caisse d’Epargne regional savings banks and the Banque Populaire regional cooperative banks. Together with its predecessor firms, Harris has advised and managed mutual funds since 1970. Harris managed approximately $104 billion in assets as of December 31, 2020.
David G. Herro, CFA
is a portfolio manager of the MML International Equity Fund. Mr. Herro is the Deputy Chairman, the Chief Investment Officer of International Equities, and a Portfolio Manager at Harris. Prior to joining Harris in 1992, Mr. Herro worked as a portfolio manager for The Principal Financial Group from 1986 to 1989 and as a portfolio manager for The State of Wisconsin Investment Board from 1989 to 1992.
Michael L. Manelli, CFA
is a portfolio manager of the MML International Equity Fund. Mr. Manelli is a Vice President, a Portfolio Manager, and an International Investment Analyst at Harris. Prior to joining Harris in 2005, Mr. Manelli was a Research Associate/Analyst at Morgan Stanley from 2001 to 2005.
Invesco Advisers, Inc. (“Invesco”), located at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309, manages the investments of the MML Fundamental Equity Fund. Invesco, as successor in interest to multiple investment advisers, is an indirect wholly-owned subsidiary of Invesco Ltd., a publicly traded company that, through its subsidiaries, engages in the business of investment management on an international basis. As of December 31, 2020, Invesco had approximately $1,349.9 billion in assets under management.
Manind Govil, CFA
is a co-portfolio manager of the MML Fundamental Equity Fund. Mr. Govil is a portfolio manager at Invesco. He has been associated with Invesco and/or its affiliates since 2019. Prior to 2019, he was the Main Street Team Leader and a portfolio manager of OFI Global Institutional, Inc. (“OFI Global”) since May
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2009. Prior to joining OFI Global, Mr. Govil was a portfolio manager with RS Investment Management Co. LLC from October 2006 until March 2009. He served as the head of equity investments at The Guardian Life Insurance Company of America from August 2005 to October 2006 when Guardian Life Insurance acquired an interest in RS Investment Management Co. LLC.
Paul Larson
is a co-portfolio manager of the MML Fundamental Equity Fund. Mr. Larson is a portfolio manager at Invesco. He has been associated with Invesco and/or its affiliates since 2019. Prior to 2019, he was a portfolio manager of OFI Global Institutional, Inc. since February 2014. Prior to joining OppenheimerFunds, Inc. in January 2013, he was a portfolio manager and Chief Equity Strategist at Morningstar. He was also editor of Morningstar’s StockInvestor newsletter, which tracked Mr. Larson’s recommendations. Mr. Larson was previously an analyst at Morningstar covering the energy sector and oversaw the firm’s natural resources analysts. Before joining Morningstar in 2002, he was an analyst with The Motley Fool.
Benjamin Ram
is a co-portfolio manager of the MML Fundamental Equity Fund. Mr. Ram is a portfolio manager at Invesco. He has been associated with Invesco and/or its affiliates since 2019. Prior to 2019, he was a portfolio manager of OFI Global Institutional, Inc. (“OFI Global”) since May 2009. Prior to joining OFI Global, Mr. Ram was sector manager for financial investments and a co-portfolio manager for mid-cap portfolios with the RS Core Equity Team of RS Investment Management Co. LLC from October 2006 to May 2009. He served as Portfolio Manager Mid Cap Strategies, Sector Manager Financials at The Guardian Life Insurance Company of America from January 2006 to October 2006 when Guardian Life Insurance acquired an interest in RS Investment Management Co. LLC.
Loomis, Sayles & Company, L.P. (“Loomis Sayles”), located at One Financial Center, Boston, Massachusetts 02111, manages the investments of the MML Large Cap Growth Fund. Loomis Sayles is a limited partnership whose sole general partner, Loomis, Sayles & Company, Inc. is indirectly owned by Natixis Investment Managers, LLC. Natixis Investment Managers, LLC is a wholly-owned subsidiary of Natixis Investment Managers U.S. Holdings LLC, which is part of Natixis Investment Managers, an international asset management group based in Paris, France, that is in turn owned by Natixis, a French investment banking and financial services firm. Natixis is principally owned by BPCE, France’s second largest banking group. BPCE is owned by banks comprising two autonomous and complementary retail banking networks consisting of the Caisse d’Epargne regional savings banks and the Banque Populaire regional cooperative banks. As of December 31, 2020, Loomis Sayles managed approximately $347.8 billion in assets.
Aziz V. Hamzaogullari, CFA
is the portfolio manager of the MML Large Cap Growth Fund. Mr. Hamzaogullari is the Chief Investment Officer and Founder of the Growth Equity Strategies Team at Loomis Sayles. He is the portfolio manager of the Loomis Sayles large cap, all cap, global, and international growth strategies, including the Loomis Sayles Growth, Global Growth, and International Growth mutual funds and products outside the U.S. Mr. Hamzaogullari is also an Executive Vice President and a member of the Board of Directors at Loomis Sayles. Mr. Hamzaogullari joined Loomis Sayles in 2010 from Evergreen Investments where he was a senior portfolio manager and managing director. He joined Evergreen in 2001, was promoted to director of research in 2003 and portfolio manager in 2006. He was head of Evergreen’s Berkeley Street Growth Equity team and was founder of the research and investment process. Prior to Evergreen, Mr. Hamzaogullari was a senior equity analyst and portfolio manager at Manning & Napier Advisors. Mr. Hamzaogullari has 27 years of investment industry experience.
Massachusetts Financial Services Company (“MFS”), located at 111 Huntington Avenue, Boston, Massachusetts 02199, manages the investments of the MML Global Fund and MML Growth & Income Fund. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc. (a diversified financial services company). As of December 31, 2020, the MFS organization had approximately $608 billion in net assets under management.
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Kevin Beatty
is a portfolio manager of the MML Growth & Income Fund. Mr. Beatty is Co-Chief Investment Officer-Equity-Americas of MFS and has been employed in the investment area of MFS since 2002. Effective September 30, 2021, Mr. Beatty will no longer be a portfolio manager of the MML Growth & Income Fund.
Jude Jason
will become a portfolio manager of the MML Growth & Income Fund on June 30, 2021. Mr. Jason is an Investment Officer of MFS and has been employed in the investment area of MFS since 2012.
Ted Maloney
is a portfolio manager of the MML Growth & Income Fund. Mr. Maloney is Executive Vice President and Chief Investment Officer of MFS and has been employed in the investment area of MFS since 2005. Effective May 1, 2023, Mr. Maloney will no longer be a portfolio manager of the MML Growth & Income Fund.
Ryan McAllister
is a portfolio manager of the MML Global Fund. Mr. McAllister is an Investment Officer of MFS and has been employed in the investment area of MFS since 2007.
Roger Morley
is a portfolio manager of the MML Global Fund. Mr. Morley is an Investment Officer of MFS and has been employed in the investment area of MFS since 2002.
Alison O’Neill Mackey
is a portfolio manager of the MML Growth & Income Fund. Ms. O’Neill Mackey is Co-Chief Investment Officer-Equity-Americas of MFS and has been employed in the investment area of MFS since 2005.
Metropolitan West Asset Management, LLC (“MetWest”), located at 865 S. Figueroa Street, Suite 1800, Los Angeles, California 90017, manages the investments of the MML Total Return Bond Fund. A team of investment professionals manages the Fund. The team consists of Tad Rivelle, MetWest’s Chief Investment Officer and Generalist Portfolio Manager, who is responsible for developing the firm’s long-term economic outlook that guides strategies; Laird Landmann, President and Generalist Portfolio Manager, Stephen Kane, CFA, Group Managing Director and Generalist Portfolio Manager, and Bryan Whalen, CFA, Group Managing Director and Generalist Portfolio Manager, who co-manage security selection and the trade execution process. Messrs. Rivelle, Landmann, and Kane founded MetWest in August 1996. Mr. Whalen has been with MetWest since May 2004. MetWest is an indirect wholly-owned subsidiary of The TCW Group, Inc. (“TCW”). MetWest, together with TCW and its other subsidiaries, which provide a variety of investment management and investment advisory services, had approximately $247.6 billion in assets under management or committed to management, including $209.8 billion of U.S. fixed income investments, as of December 31, 2020.
Stephen M. Kane, CFA
is a portfolio manager of the MML Total Return Bond Fund. Mr. Kane, a Group Managing Director, is a Generalist Portfolio Manager in the U.S. Fixed Income Group. He joined TCW in 2009 during the acquisition of MetWest. At MetWest, Mr. Kane was responsible for leading MetWest’s AlphaTrak, Ultra Short and Liability Driven Investment (LDI) products, and he co-manages many of the firm’s mutual funds. Under his co-leadership, the MetWest investment team was recognized as Morningstar’s Fixed Income Manager of the Year for 2005. Prior to establishing MetWest, Mr. Kane was a fixed income portfolio manager at Hotchkis and Wiley. He also served as a Vice President at PIMCO.
Laird R. Landmann
is a portfolio manager of the MML Total Return Bond Fund. Mr. Landmann, a Group Managing Director, is the President of MetWest and a Generalist Portfolio Manager in the U.S. Fixed Income Group. He joined TCW in 2009 during the acquisition of MetWest. Mr. Landmann currently serves on the boards of the TCW and Metropolitan West Mutual Funds. Mr. Landmann currently co-manages many of TCW and MetWest’s mutual funds, including the MetWest Total Return Bond Fund, MetWest High Yield Bond Fund, and TCW Core Fixed Income Fund, and leads the fixed income group’s risk management efforts.
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He is a leader of the MetWest investment team that was recognized as Morningstar’s Fixed Income Manager of the Year for 2005 and has been nominated for the award eight times. Prior to founding MetWest in 1996, Mr. Landmann was a principal and the co-director of fixed income at Hotchkis and Wiley. He also served as a portfolio manager and vice president at PIMCO.
Tad Rivelle
is a portfolio manager of the MML Total Return Bond Fund. Mr. Rivelle, a Group Managing Director, is Chief Investment Officer, Fixed Income, overseeing over $209.8 billion in fixed income assets, including over $109 billion of mutual fund assets under the TCW and MetWest Funds brand. Prior to joining TCW, he served as Chief Investment Officer for MetWest, an independent institutional investment manager that he cofounded. The MetWest investment team has been recognized for a number of performance related awards, including Morningstar’s Fixed Income Manager of the Year. Mr. Rivelle was also the co-director of fixed income at Hotchkis & Wiley and a portfolio manager at Pacific Investment Management Company LLC (“PIMCO”).
Bryan T. Whalen, CFA
is a portfolio manager of the MML Total Return Bond Fund. Mr. Whalen, a Group Managing Director, is a Generalist Portfolio Manager in the U.S. Fixed Income Group. He joined TCW in 2009 during the acquisition of MetWest as co-head of the Securitized Products division. Prior to joining TCW, Mr. Whalen was a partner and co-head of MetWest’s Securitized Products division. Prior to joining MetWest in 2004, he was a director in the fixed income department at Credit Suisse First Boston in New York. Previously, he was a vice president at Donaldson, Lufkin & Jenrette.
Northern Trust Investments, Inc. (“NTI”), located at 50 South LaSalle Street, Chicago, Illinois 60603, manages the investments of the MML Equity Index Fund. NTI, a subsidiary of Northern Trust Corporation, is an Illinois State Banking Corporation and an investment adviser registered under the Investment Advisers Act of 1940, as amended. It primarily manages assets for institutional and individual separately managed accounts, investment companies, and bank common and collective funds. Northern Trust Corporation is regulated by the Board of Governors of the Federal Reserve System as a financial holding company under the U.S. Bank Holding Company Act of 1956, as amended. As of December 31, 2020, Northern Trust Corporation, through its affiliates, had assets under custody of $11.3 trillion and assets under investment management of $1.4 trillion.
Brent Reeder
is primarily responsible for the day-to-day management of the MML Equity Index Fund. Mr. Reeder is a Senior Vice President at NTI where he is responsible for index equity management in the United States. Mr. Reeder joined NTI in 1998.
Thompson, Siegel & Walmsley LLC (“TSW”), a Delaware limited liability company located at 6641 West Broad Street, Suite 600, Richmond, Virginia 23230, manages the investments of the MML Foreign Fund. TSW is an indirect subsidiary of BrightSphere Investment Group Inc. Since 1970, TSW has provided investment management services to corporations, pensions and profit-sharing plans, 401(k) and thrift plans, trusts, estates, and other institutions and individuals. As of December 31, 2020, TSW managed approximately $22.3 billion in assets.
Brandon H. Harrell, CFA
is the portfolio manager of the MML Foreign Fund. Mr. Harrell has been a portfolio manager with TSW since he joined the firm in 1996.
T. Rowe Price Associates, Inc. (“T. Rowe Price”), located at 100 East Pratt Street, Baltimore, Maryland 21202, manages the investments of the MML Blue Chip Growth Fund, MML Equity Income Fund, and MML Small Company Value Fund and a portion of the portfolio of the MML Mid Cap Growth Fund. T. Rowe Price, a wholly-owned subsidiary of T. Rowe Price Group, Inc., a publicly-traded financial services holding company, has been managing assets since 1937.  As of December 31, 2020, T. Rowe Price and its affiliates had approximately $1.47 trillion in assets under management.
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Brian W. H. Berghuis, CFA
is the portfolio manager of a portion of the MML Mid Cap Growth Fund. Mr. Berghuis is a Vice President and Portfolio Manager for T. Rowe Price. He joined T. Rowe Price in 1985 and his investment experience dates from 1983. Mr. Berghuis has served as a portfolio manager for T. Rowe Price throughout the past five years.
Paul D. Greene II
will succeed Larry J. Puglia as the portfolio manager of the MML Blue Chip Growth Fund on October 1, 2021. Mr. Greene is a Portfolio Manager for T. Rowe Price. He joined T. Rowe Price in 2006 and his investment experience dates from that time. Mr. Greene has served as a portfolio manager and associate portfolio manager for T. Rowe Price throughout the past five years.
John D. Linehan, CFA
is the portfolio manager of the MML Equity Income Fund. Mr. Linehan is a Vice President and Portfolio Manager for T. Rowe Price. He joined T. Rowe Price in 1998 and his investment experience dates from 1989. During the past five years, Mr. Linehan has served as a portfolio manager and the head of U.S. Equity for T. Rowe Price (from February 2010 – June 2014).
Larry J. Puglia, CFA, CPA
is the portfolio manager of the MML Blue Chip Growth Fund. Mr. Puglia is a Vice President and Portfolio Manager for T. Rowe Price. He joined T. Rowe Price in 1990 and his investment experience dates from 1989. Mr. Puglia has served as a portfolio manager for T. Rowe Price throughout the past five years. Mr. Puglia will step down as the portfolio manager of the MML Blue Chip Growth Fund on October 1, 2021.
J. David Wagner, CFA
is the portfolio manager of the MML Small Company Value Fund. Mr. Wagner is a Vice President and Portfolio Manager for T. Rowe Price. He joined T. Rowe Price in 2000 and his investment experience dates from 1999. Mr. Wagner has served as a portfolio manager for T. Rowe Price throughout the past five years.
Wellington Management Company LLP (“Wellington Management”), a Delaware limited liability partnership with principal offices located at 280 Congress Street, Boston, Massachusetts 02210, manages the investments of the MML Focused Equity Fund and MML Small Cap Growth Equity Fund and a portion of the portfolio of the MML Mid Cap Growth Fund. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 90 years. Wellington Management is owned by the partners of Wellington Management Group LLP, a Massachusetts limited liability partnership. As of December 31, 2020, Wellington Management and its investment advisory affiliates had investment management authority with respect to approximately $1.291 trillion in assets.
Mario E. Abularach, CFA, CMT
has been involved in portfolio management and securities analysis for the portion of the MML Small Cap Growth Equity Fund managed in the small capitalization growth style since 2006. Mr. Abularach is a Senior Managing Director and Equity Research Analyst of Wellington Management and joined the firm as an investment professional in 2001.
Steven C. Angeli, CFA
has been involved in portfolio management and securities analysis for the portion of the MML Small Cap Growth Equity Fund managed in the small capitalization growth style since 2004. Mr. Angeli is a Senior Managing Director and Equity Portfolio Manager of Wellington Management and joined the firm as an investment professional in 1994.
Daniel J. Fitzpatrick, CFA
has been involved in portfolio management and securities analysis for the portion of the MML Small Cap Growth Equity Fund managed in the small capitalization opportunities style since 2001. Mr. Fitzpatrick
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is a Senior Managing Director and Equity Portfolio Manager of Wellington Management and joined the firm as an investment professional in 1998.
Donald J. Kilbride
has served as the portfolio manager of the MML Focused Equity Fund since 2017. Mr. Kilbride is a Senior Managing Director and Equity Portfolio Manager of Wellington Management and joined the firm as an investment professional in 2002.
Timothy N. Manning
has served as the portfolio manager of a portion of the MML Mid Cap Growth Fund since 2020. Mr. Manning is a Senior Managing Director and Equity Portfolio Manager of Wellington Management and joined the firm as an investment professional in 2007.
Stephen Mortimer
has been involved in portfolio management and securities analysis for the portion of the MML Small Cap Growth Equity Fund managed in the small capitalization growth style since 2006. Mr. Mortimer is a Senior Managing Director and Equity Portfolio Manager of Wellington Management and joined the firm as an investment professional in 2001.
John V. Schneider, CFA
has been involved in portfolio management and securities analysis for the portion of the MML Small Cap Growth Equity Fund managed in the small capitalization growth style since 2018. Mr. Schneider is a Managing Director and Equity Research Analyst of Wellington Management and joined the firm as an investment professional in 2016. Prior to joining Wellington Management, Mr. Schneider worked as a portfolio manager and equity research analyst specializing in the consumer discretionary and consumer staples sectors at Granahan Investment Management (2006 – 2016).
The Funds’ SAI provides additional information about each portfolio manager’s compensation, other accounts managed by the portfolio managers, and each portfolio manager’s ownership of securities in the relevant Fund.
MML Advisers has received exemptive relief from the Securities and Exchange Commission (“SEC”) to permit it to change subadvisers or hire new subadvisers for a number of the series of the Trust from time to time without obtaining shareholder approval. (In the absence of that exemptive relief, shareholder approval might otherwise be required.) Several other mutual fund companies have received similar relief. MML Advisers believes having this authority is important, because it allows MML Advisers to remove and replace a subadviser in a quick, efficient, and cost effective fashion when, for example, the subadviser’s performance is inadequate or the subadviser no longer is able to meet a Trust series’ investment objective and strategies. Pursuant to the exemptive relief, MML Advisers will provide to a Fund’s shareholders, within 90 days of the hiring of a new subadviser, an information statement describing the new subadviser. MML Advisers will not rely on this authority for any Fund unless the Fund’s shareholders have approved this arrangement. As of the date of this Prospectus, this exemptive relief is available to each Fund.
Other Information
On December 7, 2010, the Trust was named as a defendant and putative member of the proposed defendant class of shareholders named in an adversary proceeding brought by The Official Committee of Unsecured Creditors of Tribune Company (the “Official Committee”) in the U.S. Bankruptcy Court for the District of Delaware, in connection with Tribune Company’s Chapter 11 bankruptcy proceeding (In re Tribune Company). The proceeding relates to a leveraged buyout (“LBO”) transaction by which Tribune Company converted to a privately-held company in 2007, and the putative defendant class is comprised of beneficial owners of shares of Tribune Company who received proceeds (the “Proceeds”) of the LBO. The Official Committee seeks to recover payments of those Proceeds. On April 5, 2012, the adversary proceeding was transferred to the Southern District of New York for consolidated pretrial proceedings. The action is now being prosecuted by the litigation trustee (“Trustee”) for the Tribune Litigation Trust.
The potential amounts sought to be recovered from the MML Equity Income Fund and MML Equity Index Fund are approximately $4,562,800 and $207,706, respectively, plus interest and the Official Committee’s court costs.
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In addition, on June 2, 2011, the MML Equity Income Fund was named as a defendant in two closely related, parallel adversary proceedings brought in connection with the Tribune Company’s LBO by Deutsche Bank Trust Company Americas, in its capacity as successor indenture trustee for a certain series of Senior Notes, Law Debenture Trust Company of New York, in its capacity as successor indenture trustee for a certain series of Senior Notes, and Wilmington Trust Company, in its capacity as successor indenture trustee for the PHONES Notes (together, the “Plaintiffs”), one in the United States District Court for the District of Massachusetts and one in the United States District Court for the District of Connecticut. The Plaintiffs also seek to recover payments of the Proceeds. On December 20, 2011, these actions were transferred to the Southern District of New York for consolidated pretrial proceedings.
The Funds cannot predict the outcome of these proceedings. If the proceedings were to be decided in a manner adverse to the Funds, or if the Funds were to enter into a settlement agreement with the Trustee or the Plaintiffs, as applicable, the payment of such judgment or settlement could potentially have a material adverse effect on the Funds’ NAVs depending on the net assets of each applicable Fund at the time of such judgment or settlement.
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About the Classes of Shares
Each Fund, other than the MML Equity Index Fund and MML Global Fund, offers two classes of shares: Initial Class and Service Class shares, except that the MML Focused Equity Fund, MML Fundamental Equity Fund, MML Fundamental Value Fund, MML International Equity Fund, MML Small Company Value Fund, and MML Total Return Bond Fund offer Class II and Service Class I shares. MML Global Fund offers three classes of shares: Class I, Class II, and Service Class I shares. MML Equity Index Fund offers four classes of shares: Class I, Class II, Class III, and Service Class I shares. For the MML Equity Index Fund, Class I is a redesignation of the shares of the MML Equity Index Fund prior to May 1, 2000. From and after May 1, 2000, Class I shares are available only in connection with variable annuity contracts offered by MassMutual or its life insurance affiliates. Initial Class shares, Class II shares, Service Class shares, and Service Class I shares are available in connection with variable annuity contracts offered by MassMutual or its life insurance affiliates, certain variable life insurance policies offered by MassMutual or its life insurance affiliates, and in connection with certain variable life insurance policies and variable annuity contracts privately offered by MassMutual or its life insurance affiliates. Class III shares are available only in connection with certain variable life insurance policies and variable annuity contracts privately offered by MassMutual or its life insurance affiliates. Separate investment accounts which owned shares of the MML Equity
Index Fund prior to May 1, 2000 have the right to exchange their shares, if appropriate, for Class II shares.
The different Classes have different fees and expenses. Different fees and expenses of a Class will affect performance of that Class. For actual past expenses of each share class, see the “Financial Highlights” tables later in this Prospectus. For additional information, call us toll free at 1-888-309-3539 or contact your registered representative.
Except as described below, all Classes of shares of the Funds have identical voting, dividend, liquidation, and other rights, preferences, terms, and conditions. The only differences among the various Classes are: (a) each Class may be subject to different expenses specific to that Class; (b) each Class has a different Class designation; (c) each Class has exclusive voting rights with respect to matters solely affecting such Class; (d) each Class that has adopted a Rule 12b-1 Plan will bear the expense of the payments that would be made pursuant to that Rule 12b-1 Plan, and only that Class will be entitled to vote on matters pertaining to that Rule 12b-1 Plan; and (e) each Class will have different exchange privileges.
Each Class of a Fund’s shares represents an investment in the same portfolio of securities. Because the Classes will have different expenses, they will likely have different performance records and share prices.

Distribution Plan, Shareholder Servicing, and Payments to Intermediaries
Shares of all classes of the Funds are sold without a front-end sales charge, and none of the Funds’ shares are subject to a deferred sales charge.
Rule 12b-1 fees. The Funds have adopted a Rule 12b-1 Plan (the “Plan”) for their Service Class and Service Class I shares. Under the Plan, a Fund may make payments at an annual rate of up to 0.35% of the average daily net assets attributable to its Service Class or Service Class I shares. However, each Fund currently makes payments at an annual rate of 0.25% of the average daily net assets attributable to its Service Class or Service Class I shares. The Plan is a compensation plan, under which the Funds make payments to the MML Distributors, LLC (the “Distributor”) for the services it provides and for the expenses it bears in connection with the distribution of shares of those classes and for the servicing of shareholders of those classes. Because Rule 12b-1 fees are paid out of the Funds’ Service Class and Service Class I assets on an ongoing basis, they will increase the cost of your investment and may cost you more than paying other types of sales loads. All shareholders of Service Class and Service Class I shares share in the expense of Rule 12b-1 fees paid by those classes. A Fund may pay distribution

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fees and other amounts described in this Prospectus at a time when shares of that Fund are unavailable for purchase.
The Distributor pays out all of the Rule 12b-1 fees it receives. The Distributor pays substantially all of the amounts it receives to MassMutual. Such amounts are used to pay continuing compensation for services provided by MassMutual agents and third party firms, to compensate MassMutual for its promotional services in respect of the Funds, and to reimburse MassMutual for expenses incurred by it in connection with promoting the Funds.
Shareholder servicing payments. MML Advisers pays all or a portion of the administrative and shareholder services fee it receives from each Fund, as described above under “Management of the Funds – Investment Adviser,” to MassMutual as compensation for, or reimbursement of expenses relating to, services provided to shareholders of the Funds.

Buying and Redeeming Shares
The Trust provides an investment vehicle for variable annuity contracts and variable life insurance policies offered by companies such as MassMutual. Shares of the Funds are not offered to the general public. Because these separate accounts are invested in the same underlying Funds it is possible that material conflicts could arise due to differences in tax treatment and other considerations between owners of the variable life insurance policies and owners of the variable annuity contracts. The Funds’ Trustees follow monitoring procedures which have been developed to determine whether material conflicts have arisen and what action, if any, should be taken in the event of such conflicts. If a material irreconcilable conflict should arise between owners of the variable life insurance policies and owners of the variable annuity contracts, one or the other group of owners may have to terminate its participation in the Funds. More information regarding possible conflicts between variable life insurance policies and variable annuity contracts is contained in the prospectuses for the separate accounts.
The shares of each Fund are sold at their NAV, without the deduction of any selling commission or “sales load” (see “Determining Net Asset Value” below). Your purchase order will be priced at the next NAV calculated after your order is received in good order by the Funds or MML Advisers. The Funds will suspend selling their shares during any period when the determination of NAV is suspended. The Funds can reject any purchase order and can suspend purchases if they believe it is in their best interest.
Certain foreign markets may be open on days when the Funds do not accept orders or price their shares. As a result, the NAV of a Fund’s shares may change on days when you will not be able to buy or sell shares.
The Funds redeem their shares at their next NAV computed after your redemption request is received in good order by the Funds or MML Advisers. You will usually receive payment for your shares within seven days after your written redemption request is received in good order. If, however, you request redemption of shares recently purchased by check, you may not receive payment until the check has been collected, which may take up to 15 days from time of purchase. Under unusual circumstances, the Funds can also suspend or postpone payment, when permitted by applicable law and regulations. Under normal circumstances, each Fund expects to meet redemption requests by using cash or cash equivalents in its portfolio and/or selling portfolio assets to generate cash. Under stressed market conditions, a Fund may pay redemption proceeds using cash obtained through borrowing arrangements that may be available from time to time. To the extent consistent with applicable laws and regulations, the Funds reserve the right to satisfy all or a portion of a redemption request by distributing securities or other property in lieu of cash (“in-kind” redemptions), under both normal and stressed market conditions. Some Funds may be limited in their ability to use assets other than cash to meet redemption requests due to restrictions on ownership of their portfolio assets. The securities distributed in an in-kind redemption will be valued in the same manner as they are valued for purposes of computing the Fund’s NAV. These securities are subject to market

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risk until they are sold and may increase or decrease in value prior to converting them into cash. You may incur brokerage and other transaction costs, and could incur a taxable gain or loss for income tax purposes when converting the securities to cash.
Risk of Substantial Redemptions. If substantial numbers of shares in a Fund were to be redeemed at the same time or at approximately the same time, the Fund might be required to liquidate a significant portion of its investment portfolio quickly to meet the redemptions. A Fund might be forced to sell portfolio securities at prices or at times when it would otherwise not have sold them, resulting in a reduction in the Fund’s NAV; in addition, a substantial reduction in the size of a Fund may make it difficult for the investment adviser or subadviser to execute its investment program successfully for the Fund for a period following the redemptions. Similarly, the prices of the portfolio securities of a Fund might be adversely affected if one or more other investment accounts managed by the investment adviser or subadviser in an investment style similar to that of the Fund were to experience substantial redemptions and those accounts were required to sell portfolio securities quickly or at an inopportune time.

Frequent Trading Policies
The Funds are not designed to serve as vehicles for frequent trading or market timing activity. The Funds consider these activities to be abusive trading practices that can disrupt the management of a Fund in the following ways:
•
by requiring the Fund to keep more of its assets liquid rather than investing them for long-term growth, resulting in lost investment opportunity; and

•
by causing unplanned portfolio turnover.

These disruptions, in turn, can result in increased expenses and can have an adverse effect on Fund performance that could impact all of a Fund’s shareholders, including long-term shareholders who do not engage in these activities. Any Funds investing in foreign securities, small capitalization securities, and below investment grade debt securities (also known as “junk” or “high yield” bonds), may be particularly susceptible to frequent trading and market timing activities and their resulting disruptions due to the difficulty of pricing such securities.
The Funds’ shareholders are variable life and variable annuity separate investment accounts owned by MassMutual and certain of its life insurance affiliates. In the case of each Fund, the separate accounts aggregate the purchase and sale information of individual contract holders and provide the information to each Fund on a net basis. Accordingly, it is difficult or impossible for the Funds to determine if a particular contract holder is engaging in frequent trading or market timing activities, and the Funds do not impose specific restrictions on trading of Fund shares in order to deter such activities.
The Trustees, on behalf of the Funds, have adopted policies and procedures with respect to frequent trading and market timing activities, under which the Funds rely on the capabilities, policies, and procedures of MassMutual to discourage frequent trading and market timing activity, and to not accommodate frequent purchases and sales of shares within a Fund or transfers of shares between Funds. MassMutual has adopted policies and procedures to help identify those individuals or entities that may be engaging in frequent trading and/or market timing activities. MassMutual monitors trading activity to uniformly enforce its procedures. However, those who engage in such activities may employ a variety of techniques to avoid detection. Therefore, despite MassMutual’s efforts to prevent frequent trading and the market timing of Funds among the subaccounts of the separate accounts, there can be no assurance that MassMutual will be able to identify all those who trade frequently or employ a market timing strategy, and curtail their trading in every instance.
If MassMutual determines that a contract owner’s transfer patterns reflect frequent trading or employment of a market timing strategy, MassMutual will not allow the contract owner to submit transfer requests by overnight mail, facsimile transmissions, telephone, internet, or any other type of electronic medium. Additionally, MassMutual may reject any single trade that MassMutual determines to be abusive or harmful to a Fund. It is possible that activity that MassMutual determines is not frequent trading or market timing may nonetheless adversely affect long-term shareholders of the Funds.

− 122 −

MassMutual, in the future, may take various restrictive actions designed to prevent the employment of a frequent trading or market timing strategy, including not accepting transfer instructions from a contract owner or other person authorized to conduct a transfer; limiting the number of transfer requests that can be made during a contract year; and requiring the value transferred into a Fund to remain in that Fund for a particular period of time before it can be transferred out of the Fund. MassMutual will apply any restrictive action it takes uniformly to all contract owners it believes are employing a frequent trading or market timing strategy. As noted above, however, these restrictive actions may not be effective in deterring frequent trading or market timing activity. For more information on restrictions specific to your variable life insurance policies and/or variable annuity contracts, please see the prospectus of the separate account of the specific insurance product that accompanies this Prospectus.

Determining Net Asset Value
The NAV of each Fund’s shares is determined once daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), on each Business Day. A “Business Day” is every day the NYSE is open. The NYSE normally closes at 4:00 p.m. Eastern Time, but may close earlier on some days. If the NYSE is scheduled to close early, the Business Day will be considered to end as of the time of the NYSE’s scheduled close. A Fund will not treat an intraday disruption in NYSE trading or other event that causes an unscheduled closing of the NYSE as a close of business of the NYSE for these purposes and will instead fair value securities in accordance with procedures approved annually by the Trustees, and under the general oversight of the Trustees. The NYSE currently is not open for trading on New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. Each Fund calculates the NAV of each of its classes of shares by dividing the total value of the assets attributable to that class, less the liabilities attributable to that class, by the number of shares of that class that are outstanding. On holidays and other days when the NYSE is closed, each Fund’s NAV generally is not calculated and the Funds do not anticipate accepting buy or sell orders. However, the value of each Fund’s assets may still be affected on such days to the extent that a Fund holds foreign securities that trade on days that foreign securities markets are open.
Equity securities and derivative contracts that are actively traded on a national securities exchange or contract market are valued on the basis of information furnished by a pricing service, which provides the last reported sale price, or, in the case of futures contracts, the settlement price, for securities or derivatives listed on the exchange or contract market or the official closing price on the NASDAQ National Market System, or in the case of OTC securities for which an official closing price is unavailable or not reported on the NASDAQ System, the last reported bid price. Portfolio securities traded on more than one national securities exchange are valued at the last price at the close of the exchange representing the principal market for such securities. Debt securities are valued on the basis of valuations furnished by a pricing service, which generally determines valuations taking into account factors such as institutional-size trading in similar securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Shares of other open-end mutual funds are valued at their closing NAVs as reported on each Business Day.
Investments for which market quotations are readily available are marked to market daily based on those quotations. Market quotations may be provided by third-party vendors or market makers, and may be determined on the basis of a variety of factors, such as broker quotations, financial modeling, and other market data, such as market indexes and yield curves, counterparty information, and foreign exchange rates. U.S. Government and agency securities may be valued on the basis of market quotations or using a model that may incorporate market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, quoted market prices, and reference data. The fair values of OTC derivative contracts, including forward, swap, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices, may be based on market quotations or may be modeled using a series of techniques, including simulation models, depending on the contract and the terms of the transaction. The fair values of asset-backed

− 123 −

securities and mortgage-backed securities are estimated based on models that consider the estimated cash flows of each debt tranche of the issuer, established benchmark yield, and estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche including, but not limited to, prepayment speed assumptions and attributes of the collateral.
Investments for which market quotations are not available or for which a pricing service or vendor does not provide a value, or for which such market quotations or values are considered by the investment adviser or subadviser to be unreliable (including, for example, certain foreign securities, thinly-traded securities, certain restricted securities, certain initial public offerings, or securities whose values may have been affected by a significant event) are stated at fair valuations determined in good faith by the Funds’ Valuation Committee in accordance with procedures approved annually by the Trustees, and under the general oversight of the Trustees. It is possible that fair value prices will be used by the Funds to a significant extent. The value determined for an investment using the Funds’ fair value procedures may differ from recent market prices for the investment and may be significantly different from the value realized upon the sale of such investment.
The Funds may invest in securities that are traded principally in foreign markets and that trade on weekends and other days when the Funds do not price their shares. As a result, the values of the Funds’ portfolio securities may change on days when the prices of the Funds’ shares are not calculated. The prices of the Funds’ shares will reflect any such changes when the prices of the Funds’ shares are next calculated, which is the next Business Day. The Funds may use fair value pricing more frequently for securities primarily traded in foreign markets because, among other things, most foreign markets close well before the Funds value their securities. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. The Funds’ investments may be priced based on fair values provided by a third-party vendor, based on certain factors and methodologies applied by such vendor, in the event that there is movement in the U.S. market, between the close of the foreign market and the time the Funds calculate their NAVs. All assets and liabilities expressed in foreign currencies are converted into U.S. dollars at the mean between the buying and selling rates of such currencies against the U.S. dollar at the end of each Business Day.
The Funds’ valuation methods are also described in the SAI.

Taxation and Distributions
Each Fund intends to qualify each year for treatment as a regulated investment company under Subchapter M of the Code. Assuming the Funds so qualify, the Funds will not be subject to federal income tax on any net income or any capital gains that are distributed or deemed to have been distributed in a timely manner to shareholders.
Distributions, if any, are declared and paid annually by each Fund.
Generally, owners of variable life insurance policies and variable annuity contracts are not taxed currently on income or gains realized with respect to such contracts. However, distributions from such contracts may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59½ years may be subject to a 10% penalty tax. Investors should ask their own tax advisers for more information on their own tax situation, including possible foreign, state, or local taxes.
In order for investors to receive the favorable tax treatment available to holders of variable life insurance policies and variable annuity contracts, the separate accounts underlying such policies or contracts, as well as the Funds in which these accounts invest, must meet certain diversification requirements. Each Fund intends to comply with these requirements. If a Fund does not meet these requirements, income from the policies or contracts would be taxable currently to the holders of such policies or contracts.
A Fund’s investment in foreign securities may be subject to foreign withholding or other taxes. In that case, the Fund’s yield on those securities would be decreased.

− 124 −

Please refer to the SAI for more information regarding the tax treatment of the Funds. For a discussion of the tax consequences of variable life insurance policies and variable annuity contracts, please refer to the prospectus for the applicable policy or contract.

− 125 −

Financial Highlights

The financial highlights tables are intended to help you understand the Funds’ financial performance for the past 5 years (or shorter periods for newer Funds). Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions) but do not include charges and expenses attributable to any insurance product. Any such charges and expenses would reduce the total return figures for the periods shown. This information has been audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose reports, along with each Fund’s financial statements, are included in the Trust’s Annual Reports, and are incorporated by reference into the SAI, and are available on request.

MML BLUE CHIP GROWTH FUND

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets	Net investment income (loss) to average daily net assets
Initial Class
12/31/20	$ 16.49	$ (0.06)	$ 5.68	$ 5.62	$ —	$ (1.60)	$ (1.60)	$ 20.51	34.40%	$ 351,504	0.78%	(0.35%)
12/31/19	14.60	(0.02)	4.16	4.14	—	(2.25)	(2.25)	16.49	29.84%	304,381	0.79%	(0.09%)
12/31/18	17.41	(0.00)[d]	0.86	0.86	—	(3.67)	(3.67)	14.60	1.88%	254,050	0.79%	(0.02%)
12/31/17	13.98	0.00[d]	4.93	4.93	(0.00)[d]	(1.50)	(1.50)	17.41	36.22%	301,054	0.80%	0.00%[e]
12/31/16	15.79	0.00[d]	0.13	0.13	—	(1.94)	(1.94)	13.98	0.91%	332,688	0.79%	0.03%
Service Class
12/31/20	$ 15.71	$ (0.10)	$ 5.39	$ 5.29	$ —	$ (1.60)	$ (1.60)	$ 19.40	34.00%	$ 181,728	1.03%	(0.60%)
12/31/19	14.03	(0.05)	3.98	3.93	—	(2.25)	(2.25)	15.71	29.56%	137,293	1.04%	(0.35%)
12/31/18	16.88	(0.05)	0.87	0.82	—	(3.67)	(3.67)	14.03	1.68%	99,468	1.04%	(0.26%)
12/31/17	13.62	(0.04)	4.80	4.76	—	(1.50)	(1.50)	16.88	35.89%	77,091	1.05%	(0.25%)
12/31/16	15.47	(0.03)	0.12	0.09	—	(1.94)	(1.94)	13.62	0.65%	47,411	1.04%	(0.22%)

	Year ended December 31
	2020	2019	2018	2017	2016
Portfolio turnover rate	26%	33%	28%	25%	29%

c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
e	Amount is less than 0.005%.
m

Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

MML EQUITY INCOME FUND

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waiver	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Initial Class
12/31/20	$ 11.18	$ 0.22	$ (0.22)	$ 0.00[d]	$ (0.23)	$ (0.67)	$ (0.90)	$ 10.28	1.34%	$365,382	0.79%	0.76%	2.32%
12/31/19	10.04	0.24	2.25	2.49	(0.27)	(1.08)	(1.35)	11.18	26.45%	396,909	0.78%	0.75%	2.22%
12/31/18	12.50	0.26	(1.23)	(0.97)	(0.24)	(1.25)	(1.49)	10.04	(9.36%)	358,947	0.79%	0.76%	2.17%
12/31/17	11.78	0.23	1.58	1.81	(0.27)	(0.82)	(1.09)	12.50	16.33%	440,607	0.79%	0.76%	1.93%
12/31/16	11.29	0.27	1.73	2.00	(0.25)	(1.26)	(1.51)	11.78	18.68%	413,304	0.79%	0.77%	2.33%
Service Class
12/31/20	$ 11.03	$ 0.19	$ (0.20)	$ (0.01)	$ (0.21)	$ (0.67)	$ (0.88)	$ 10.14	1.17%	$ 82,671	1.04%	1.01%	2.06%
12/31/19	9.92	0.21	2.22	2.43	(0.24)	(1.08)	(1.32)	11.03	26.12%	86,749	1.03%	1.00%	1.98%
12/31/18	12.37	0.23	(1.22)	(0.99)	(0.21)	(1.25)	(1.46)	9.92	(9.60%)	75,335	1.04%	1.01%	1.92%
12/31/17	11.68	0.20	1.56	1.76	(0.25)	(0.82)	(1.07)	12.37	15.97%	86,193	1.04%	1.01%	1.68%
12/31/16	11.20	0.24	1.72	1.96	(0.22)	(1.26)	(1.48)	11.68	18.46%	77,647	1.04%	1.02%	2.10%

	Year ended December 31
	2020	2019	2018	2017	2016
Portfolio turnover rate	32%	18%	19%	25%	22%

c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
m

Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

MML EQUITY INDEX FUND

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets	Net investment income (loss) to average daily net assets
Class I
12/31/20	$ 32.46	$ 0.42	$ 4.71	$ 5.13	$ (0.55)	$ (7.97)	$ (8.52)	$ 29.07	18.06%	$ 61,002	0.43%	1.43%
12/31/19	28.09	0.48	7.71	8.19	(0.90)	(2.92)	(3.82)	32.46	30.86%	57,944	0.44%	1.51%
12/31/18	31.01	0.49	(1.76)	(1.27)	(0.50)	(1.15)	(1.65)	28.09	(4.80%)	51,998	0.43%	1.57%
12/31/17	26.53	0.45	5.11	5.56	(0.29)	(0.79)	(1.08)	31.01	21.34%	66,374	0.43%	1.57%
12/31/16	24.76	0.44	2.37	2.81	(0.43)	(0.61)	(1.04)	26.53	11.48%	66,343	0.43%	1.76%
Class II
12/31/20	$ 32.45	$ 0.46	$ 4.71	$ 5.17	$ (0.61)	$ (7.97)	$ (8.58)	$ 29.04	18.21%	$ 239,890	0.28%	1.58%
12/31/19	28.10	0.52	7.72	8.24	(0.97)	(2.92)	(3.89)	32.45	31.06%	209,951	0.29%	1.66%
12/31/18	31.01	0.54	(1.75)	(1.21)	(0.55)	(1.15)	(1.70)	28.10	(4.63%)	159,638	0.28%	1.72%
12/31/17	26.55	0.50	5.10	5.60	(0.35)	(0.79)	(1.14)	31.01	21.50%	186,674	0.28%	1.72%
12/31/16	24.80	0.48	2.36	2.84	(0.48)	(0.61)	(1.09)	26.55	11.62%	175,525	0.28%	1.91%
Class III
12/31/20	$ 32.39	$ 0.50	$ 4.71	$ 5.21	$ (0.65)	$ (7.97)	$ (8.62)	$ 28.98	18.41%	$ 307,589	0.13%	1.72%
12/31/19	28.05	0.57	7.70	8.27	(1.01)	(2.92)	(3.93)	32.39	31.27%	268,217	0.14%	1.82%
12/31/18	30.97	0.59	(1.75)	(1.16)	(0.60)	(1.16)	(1.76)	28.05	(4.52%)	391,891	0.13%	1.87%
12/31/17	26.51	0.54	5.10	5.64	(0.39)	(0.79)	(1.18)	30.97	21.69%	440,242	0.13%	1.87%
12/31/16	24.78	0.52	2.34	2.86	(0.52)	(0.61)	(1.13)	26.51	11.69%	279,941	0.13%	2.05%
Service Class I
12/31/20	$ 31.35	$ 0.33	$ 4.52	$ 4.85	$ (0.47)	$ (7.97)	$ (8.44)	$ 27.76	17.74%	$ 44,361	0.68%	1.18%
12/31/19	27.24	0.38	7.48	7.86	(0.83)	(2.92)	(3.75)	31.35	30.56%	45,967	0.69%	1.26%
12/31/18	30.13	0.40	(1.70)	(1.30)	(0.43)	(1.16)	(1.59)	27.24	(5.04%)	40,822	0.68%	1.32%
12/31/17	25.84	0.37	4.96	5.33	(0.25)	(0.79)	(1.04)	30.13	21.01%	48,712	0.68%	1.32%
12/31/16	24.16	0.37	2.31	2.68	(0.39)	(0.61)	(1.00)	25.84	11.24%	42,165	0.68%	1.51%

	Year ended December 31
	2020	2019	2018	2017	2016
Portfolio turnover rate	5%	5%	3%	7%	8%

c	Per share amount calculated on the average shares method.
m

Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

MML FOCUSED EQUITY FUND

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gain	Total distributions	Net asset value, end of the period	Total return[m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class II
12/31/20	$ 6.77	$ 0.07	$ 0.76	$ 0.83	$ (0.05)	$ (0.30)	$ (0.35)	$ 7.25	12.76%	$277,370	0.87%	N/A	1.10%
12/31/19	5.33	0.07	1.53	1.60	(0.02)	(0.14)	(0.16)	6.77	30.15%	297,347	0.89%	0.88%	1.11%
12/31/18	12.69	0.11	0.66	0.77	(0.37)	(7.76)	(8.13)	5.33	1.18%	48,276	0.95%	0.87%	1.25%
12/31/17	13.20	0.27	2.35	2.62	(0.36)	(2.77)	(3.13)	12.69	21.99%	57,382	0.94%	N/A	2.00%
12/31/16	12.15	0.13	1.96	2.09	(0.20)	(0.84)	(1.04)	13.20	17.96%	128,990	0.90%	N/A	1.11%
Service Class I
12/31/20	$ 6.53	$ 0.05	$ 0.74	$ 0.79	$ (0.04)	$ (0.30)	$ (0.34)	$ 6.98	12.54%	$ 19,686	1.12%	N/A	0.85%
12/31/19	5.15	0.05	1.47	1.52	(0.00)[d]	(0.14)	(0.14)	6.53	29.73%	18,439	1.15%	1.13%	0.90%
12/31/18	12.52	0.09	0.66	0.75	(0.36)	(7.76)	(8.12)	5.15	0.99%	10,980	1.20%	1.12%	1.01%
12/31/17	13.11	0.18	2.37	2.55	(0.37)	(2.77)	(3.14)	12.52	21.61%	9,981	1.19%	N/A	1.39%
12/31/16	12.06	0.10	1.95	2.05	(0.16)	(0.84)	(1.00)	13.11	17.74%	6,829	1.15%	N/A	0.87%

	Year ended December 31
	2020	2019	2018	2017	2016
Portfolio turnover rate	36%	36%	64%	108%	37%

c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
m

Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

MML FOREIGN FUND

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Initial Class
12/31/20	$ 10.10	$ 0.14	$ 0.37	$ 0.51	$ (0.27)	$ (0.32)	$ (0.59)	$ 10.02	5.93%	$266,506	0.92%	0.88%	1.61%
12/31/19	9.25	0.26	0.92	1.18	(0.18)	(0.15)	(0.33)	10.10	13.17%	307,367	0.94%	0.89%	2.69%
12/31/18	11.25	0.20	(1.95)	(1.75)	(0.25)	—	(0.25)	9.25	(15.90%)	294,037	0.98%	0.97%	1.81%
12/31/17	9.44	0.19	1.85	2.04	(0.23)	—	(0.23)	11.25	21.73%	382,813	0.97%	N/A	1.79%
12/31/16	9.49	0.20	(0.07)	0.13	(0.18)	—	(0.18)	9.44	1.44%	348,836	0.97%	N/A	2.22%
Service Class
12/31/20	$ 10.04	$ 0.12	$ 0.36	$ 0.48	$ (0.25)	$ (0.32)	$ (0.57)	$ 9.95	5.57%	$ 8,323	1.17%	1.13%	1.36%
12/31/19	9.20	0.24	0.90	1.14	(0.15)	(0.15)	(0.30)	10.04	12.78%	9,820	1.19%	1.14%	2.44%
12/31/18	11.18	0.17	(1.93)	(1.76)	(0.22)	—	(0.22)	9.20	(16.03%)	9,324	1.23%	1.22%	1.57%
12/31/17	9.38	0.16	1.84	2.00	(0.20)	—	(0.20)	11.18	21.45%	11,488	1.22%	N/A	1.53%
12/31/16	9.43	0.18	(0.07)	0.11	(0.16)	—	(0.16)	9.38	1.18%	10,231	1.22%	N/A	2.02%

	Year ended December 31
	2020	2019	2018	2017	2016
Portfolio turnover rate	106%	43%	18%	15%	19%

c	Per share amount calculated on the average shares method.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
m

Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

MML FUNDAMENTAL EQUITY FUND

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class II
12/31/20	$ 10.02	$ 0.07	$ 1.85	$ 1.92	$ (0.00)[d]	$ (1.21)	$ (1.21)	$ 10.73	20.02%	$161,496	0.82%	0.82%[k]	0.73%
12/31/19	9.37	0.01	2.92	2.93	(0.06)	(2.22)	(2.28)	10.02	33.74%	101,937	0.87%	0.87%[l]	0.09%
12/31/18	12.94	0.06	0.66	0.72	(0.15)	(4.14)	(4.29)	9.37	0.80%	90,145	0.83%	0.83%[l]	0.50%
12/31/17	11.42	0.11	2.92	3.03	(0.13)	(1.38)	(1.51)	12.94	27.67%	120,666	0.84%	0.84%[l]	0.84%
12/31/16	12.53	0.09	0.36	0.45	(0.08)	(1.48)	(1.56)	11.42	3.73%	165,183	0.83%	0.83%[l]	0.79%
Service Class I
12/31/20	$ 9.70	$ 0.05	$ 1.77	$ 1.82	$ —	$ (1.21)	$ (1.21)	$ 10.31	19.59%	$ 19,931	1.08%	1.07%	0.48%
12/31/19	9.15	(0.02)	2.84	2.82	(0.05)	(2.22)	(2.27)	9.70	33.33%	15,457	1.12%	1.12%[l]	(0.16%)
12/31/18	12.74	0.03	0.67	0.70	(0.15)	(4.14)	(4.29)	9.15	0.66%	10,401	1.08%	1.08%[l]	0.27%
12/31/17	11.29	0.07	2.89	2.96	(0.13)	(1.38)	(1.51)	12.74	27.32%	6,875	1.09%	1.09%[l]	0.57%
12/31/16	12.41	0.06	0.37	0.43	(0.07)	(1.48)	(1.55)	11.29	3.54%	4,263	1.08%	1.08%[l]	0.54%

	Year ended December 31
	2020	2019	2018	2017	2016
Portfolio turnover rate	113%	129%	61%	40%	49%

c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
k	Amount waived had no impact on the ratio of expenses to average daily net assets.
l	Expenses incurred during the period fell under the expense cap.
m

Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

MML FUNDAMENTAL VALUE FUND

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c],j	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class II
12/31/20	$ 13.09	$ 0.19	$ (0.08)aa	$ 0.11	$ (0.15)	$ (1.43)	$ (1.58)	$ 11.62	2.67%	$178,953	0.80%	0.78%	1.71%
12/31/19	12.38	0.18	2.40	2.58	(0.27)	(1.60)	(1.87)	13.09	22.79%	193,994	0.81%	0.79%	1.35%
12/31/18	15.42	0.26	(1.63)	(1.37)	(0.25)	(1.42)	(1.67)	12.38	(10.34%)	168,520	0.80%	0.78%	1.76%
12/31/17	14.74	0.25	1.83	2.08	(0.29)	(1.11)	(1.40)	15.42	15.10%	225,883	0.80%	0.79%	1.65%
12/31/16	14.20	0.26	1.56	1.82	(0.21)	(1.07)	(1.28)	14.74	13.25%	223,801	0.79%	N/A	1.81%
Service Class I
12/31/20	$ 12.83	$ 0.16	$ (0.09)aa	$ 0.07	$ (0.12)	$ (1.43)	$ (1.55)	$ 11.35	2.37%	$ 15,956	1.05%	1.03%	1.47%
12/31/19	12.17	0.14	2.36	2.50	(0.24)	(1.60)	(1.84)	12.83	22.49%	16,173	1.06%	1.04%	1.10%
12/31/18	15.20	0.22	(1.60)	(1.38)	(0.23)	(1.42)	(1.65)	12.17	(10.56%)	13,283	1.05%	1.03%	1.53%
12/31/17	14.57	0.21	1.80	2.01	(0.27)	(1.11)	(1.38)	15.20	14.78%	13,212	1.05%	1.04%	1.39%
12/31/16	14.05	0.22	1.55	1.77	(0.18)	(1.07)	(1.25)	14.57	13.05%	9,319	1.04%	N/A	1.55%

	Year ended December 31
	2020	2019	2018	2017	2016
Portfolio turnover rate	86%	131%	28%	18%	20%

c	Per share amount calculated on the average shares method.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
m

Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

aa

The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) for the period due to the timing of purchases and redemptions of Fund shares in relation to the fluctuating market values of the Fund.

MML GLOBAL FUND

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets	Net investment income (loss) to average daily net assets
Class I
12/31/20	$ 12.86	$ 0.11	$ 1.61	$ 1.72	$ (0.14)	$ (0.48)	$ (0.62)	$ 13.96	14.02%	$ 361,660	0.80%	0.88%
12/31/19	10.25	0.15	2.94	3.09	(0.08)	(0.40)	(0.48)	12.86	30.59%	411,174	0.79%	1.23%
12/31/18	13.04	0.15	(1.16)	(1.01)	(0.15)	(1.63)	(1.78)	10.25	(9.53%)	179,973	0.83%	1.21%
12/31/17	11.54	0.14	2.56	2.70	(0.16)	(1.04)	(1.20)	13.04	24.16%	206,795	0.83%	1.10%
12/31/16	11.74	0.14	0.76	0.90	(0.14)	(0.96)	(1.10)	11.54	7.55%	218,698	0.82%	1.18%
Class II
12/31/20	$ 13.17	$ 0.11	$ 1.64	$ 1.75	$ (0.13)	$ (0.48)	$ (0.61)	$ 14.31	13.96%	$ 18,461	0.80%	0.86%
12/31/19	10.48	0.16	3.00	3.16	(0.07)	(0.40)	(0.47)	13.17	30.58%	17,896	0.79%	1.31%
12/31/18	13.30	0.15	(1.19)	(1.04)	(0.15)	(1.63)	(1.78)	10.48	(9.57%)	14,950	0.83%	1.21%
12/31/17	11.74	0.14	2.62	2.76	(0.16)	(1.04)	(1.20)	13.30	24.30%	18,082	0.83%	1.09%
12/31/16	11.93	0.14	0.77	0.91	(0.14)	(0.96)	(1.10)	11.74	7.54%	15,757	0.82%	1.17%
Service Class I
12/31/20	$ 12.69	$ 0.07	$ 1.59	$ 1.66	$ (0.11)	$ (0.48)	$ (0.59)	$ 13.76	13.70%	$ 18,086	1.05%	0.60%
12/31/19	10.11	0.13	2.89	3.02	(0.04)	(0.40)	(0.44)	12.69	30.28%	17,108	1.04%	1.06%
12/31/18	12.90	0.12	(1.16)	(1.04)	(0.12)	(1.63)	(1.75)	10.11	(9.84%)	13,989	1.08%	0.97%
12/31/17	11.43	0.11	2.54	2.65	(0.14)	(1.04)	(1.18)	12.90	23.95%	15,989	1.08%	0.84%
12/31/16	11.65	0.10	0.76	0.86	(0.12)	(0.96)	(1.08)	11.43	7.25%	12,129	1.07%	0.89%

	Year ended December 31
	2020	2019	2018	2017	2016
Portfolio turnover rate	13%	16%	15%	10%	15%

c	Per share amount calculated on the average shares method.
m

Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

MML GROWTH & INCOME FUND

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets	Net investment income (loss) to average daily net assets
Initial Class
12/31/20	$ 19.43	$ 0.19	$ 2.50	$ 2.69	$ (0.18)	$ (1.41)	$ (1.59)	$ 20.53	14.51%	$105,573	0.57%	1.03%
12/31/19	16.35	0.19	4.86	5.05	(0.19)	(1.78)	(1.97)	19.43	32.10%	106,949	0.57%	1.02%
12/31/18	17.39	0.19	(1.07)	(0.88)	(0.16)	—	(0.16)	16.35	(5.20%)	92,893	0.56%	1.07%
12/31/17	14.19	0.16	3.19	3.35	(0.15)	—	(0.15)	17.39	23.70%	111,830	0.56%	1.02%
12/31/16	13.18	0.15	1.00	1.15	(0.14)	—	(0.14)	14.19	8.77%	102,858	0.56%	1.10%
Service Class
12/31/20	$ 19.26	$ 0.14	$ 2.47	$ 2.61	$ (0.13)	$ (1.41)	$ (1.54)	$ 20.33	14.24%	$ 49,786	0.82%	0.78%
12/31/19	16.22	0.14	4.83	4.97	(0.15)	(1.78)	(1.93)	19.26	31.82%	46,002	0.82%	0.77%
12/31/18	17.27	0.15	(1.08)	(0.93)	(0.12)	—	(0.12)	16.22	(5.46%)	33,821	0.81%	0.83%
12/31/17	14.10	0.12	3.17	3.29	(0.12)	—	(0.12)	17.27	23.41%	30,610	0.81%	0.77%
12/31/16	13.10	0.11	1.00	1.11	(0.11)	—	(0.11)	14.10	8.50%	23,197	0.81%	0.85%

	Year ended December 31
	2020	2019	2018	2017	2016
Portfolio turnover rate	17%	16%	15%	12%	17%

c	Per share amount calculated on the average shares method.
m

Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

MML INCOME & GROWTH FUND

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets	Net investment income (loss) to average daily net assets
Initial Class
12/31/20	$ 9.94	$ 0.15	$ 0.12aa	$ 0.27	$ (0.18)	$ (0.03)	$ (0.21)	$ 10.00	3.03%	$241,441	0.70%	1.75%
12/31/19	8.49	0.19	1.82	2.01	(0.19)	(0.37)	(0.56)	9.94	24.43%	274,290	0.69%	2.00%
12/31/18	12.72	0.21	(1.25)	(1.04)	(0.22)	(2.97)	(3.19)	8.49	(11.68%)	240,456	0.70%	1.86%
12/31/17	11.86	0.22	1.74	1.96	(0.21)	(0.89)	(1.10)	12.72	17.43%	289,310	0.70%	1.80%
12/31/16	11.35	0.22	1.55	1.77	(0.21)	(1.05)	(1.26)	11.86	16.40%	257,874	0.69%	1.97%
Service Class
12/31/20	$ 9.78	$ 0.13	$ 0.11aa	$ 0.24	$ (0.15)	$ (0.03)	$ (0.18)	$ 9.84	2.79%	$ 26,998	0.95%	1.50%
12/31/19	8.36	0.16	1.80	1.96	(0.17)	(0.37)	(0.54)	9.78	24.14%	29,436	0.94%	1.75%
12/31/18	12.58	0.18	(1.23)	(1.05)	(0.20)	(2.97)	(3.17)	8.36	(11.94%)	24,440	0.95%	1.62%
12/31/17	11.74	0.19	1.73	1.92	(0.19)	(0.89)	(1.08)	12.58	17.21%	27,683	0.95%	1.55%
12/31/16	11.25	0.19	1.54	1.73	(0.19)	(1.05)	(1.24)	11.74	16.10%	20,626	0.94%	1.71%

	Year ended December 31
	2020	2019	2018	2017	2016
Portfolio turnover rate	49%	43%	30%	110%	30%

c	Per share amount calculated on the average shares method.
m

Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

aa

The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) for the period due to the timing of purchases and redemptions of Fund shares in relation to the fluctuating market values of the Fund.

MML INTERNATIONAL EQUITY FUND

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class II
12/31/20	$ 10.10	$ 0.03	$ 0.38	$ 0.41	$ (0.28)	$ (0.25)	$ (0.53)	$ 9.98	5.37%	$159,694	1.07%	1.00%	0.39%
12/31/19	8.91	0.29	1.74	2.03	(0.19)	(0.65)	(0.84)	10.10	24.63%	178,397	1.05%	1.00%	3.02%
12/31/18	11.97	0.21	(3.02)	(2.81)	(0.17)	(0.08)	(0.25)	8.91	(23.79%)	154,540	1.12%	1.00%	1.91%
12/31/17	9.33	0.18	2.64	2.82	(0.18)	—	(0.18)	11.97	30.35%	187,213	1.09%	1.00%	1.62%
12/31/16	8.81	0.15	0.56	0.71	(0.17)	(0.02)	(0.19)	9.33	8.27%	150,753	1.07%	1.00%	1.70%
Service Class I
12/31/20	$ 10.01	$ 0.01	$ 0.37	$ 0.38	$ (0.26)	$ (0.25)	$ (0.51)	$ 9.88	5.07%	$ 7,021	1.32%	1.25%	0.10%
12/31/19	8.84	0.26	1.73	1.99	(0.17)	(0.65)	(0.82)	10.01	24.35%	6,821	1.30%	1.25%	2.70%
12/31/18	11.90	0.18	(2.99)	(2.81)	(0.17)	(0.08)	(0.25)	8.84	(23.98%)	4,767	1.37%	1.25%	1.64%
12/31/17	9.29	0.11	2.67	2.78	(0.17)	—	(0.17)	11.90	30.05%	4,000	1.34%	1.25%	0.95%
12/31/16	8.78	0.13	0.56	0.69	(0.16)	(0.02)	(0.18)	9.29	7.97%	1,063	1.32%	1.25%	1.50%

	Year ended December 31
	2020	2019	2018	2017	2016
Portfolio turnover rate	49%	37%	43%	45%	50%

c	Per share amount calculated on the average shares method.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
m

Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

MML LARGE CAP GROWTH FUND

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets	Net investment income (loss) to average daily net assets
Initial Class
12/31/20	$ 11.09	$ 0.01	$ 3.49	$ 3.50	$ (0.04)	$ (0.57)	$ (0.61)	$ 13.98	31.78%	$120,464	0.72%	0.10%
12/31/19	9.68	0.05	2.89	2.94	(0.07)	(1.46)	(1.53)	11.09	31.99%	95,272	0.74%	0.45%
12/31/18	10.69	0.06	(0.19)	(0.13)	(0.07)	(0.81)	(0.88)	9.68	(2.26%)	83,211	0.72%	0.56%
12/31/17	10.63	0.07	3.23	3.30	(0.05)	(3.19)	(3.24)	10.69	33.51%	106,989	0.73%	0.58%
12/31/16	11.70	0.03	(0.06)	(0.03)	(0.01)	(1.03)	(1.04)	10.63	(0.38%)	103,315	0.70%	0.24%
Service Class
12/31/20	$ 10.66	$ (0.02)bb	$ 3.36	$ 3.34	$ (0.02)	$ (0.57)	$ (0.59)	$ 13.41	31.53%	$ 22,226	0.97%	(0.15%)
12/31/19	9.36	0.02	2.79	2.81	(0.05)	(1.46)	(1.51)	10.66	31.66%	16,394	0.99%	0.19%
12/31/18	10.37	0.03	(0.17)	(0.14)	(0.06)	(0.81)	(0.87)	9.36	(2.46%)	10,591	0.97%	0.30%
12/31/17	10.41	0.03	3.15	3.18	(0.03)	(3.19)	(3.22)	10.37	33.00%	7,510	0.98%	0.29%
12/31/16	11.48	(0.00)[d]	(0.04)	(0.04)	—	(1.03)	(1.03)	10.41	(0.52%)	3,604	0.95%	(0.02%)

	Year ended December 31
	2020	2019	2018	2017	2016
Portfolio turnover rate	32%	11%	16%	3%	134%

c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
m

Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

bb	Net investment income per share is not in line with the total net investment income shown on the Statement of Operations due to differing class-specific expense arrangements.

MML MANAGED VOLATILITY FUND

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets	Net investment income (loss) to average daily net assets
Initial Class
12/31/20	$ 13.10	$ 0.10	$ 0.76	$ 0.86	$ (0.18)	$ —	$ (0.18)	$ 13.78	6.68%	$116,694	1.06%	0.78%
12/31/19	11.90	0.13	1.28	1.41	(0.21)	—	(0.21)	13.10	11.90%	124,549	0.97%	1.05%
12/31/18	12.63	0.12	(0.69)	(0.57)	(0.16)	—	(0.16)	11.90	(4.69%)	121,635	0.96%	0.99%
12/31/17	11.74	0.14	0.91	1.05	(0.16)	—	(0.16)	12.63	9.03%	150,737	0.90%	1.13%
12/31/16	14.27	0.17	0.31	0.48	(0.26)	(2.75)	(3.01)	11.74	3.69%	151,537	0.91%	1.29%
Service Class
12/31/20	$ 12.99	$ 0.07	$ 0.76	$ 0.83	$ (0.15)	$ —	$ (0.15)	$ 13.67	6.42%	$ 26,901	1.31%	0.53%
12/31/19	11.80	0.10	1.26	1.36	(0.17)	—	(0.17)	12.99	11.62%	30,588	1.22%	0.81%
12/31/18	12.53	0.09	(0.70)	(0.61)	(0.12)	—	(0.12)	11.80	(4.93%)	28,963	1.21%	0.74%
12/31/17	11.64	0.11	0.91	1.02	(0.13)	—	(0.13)	12.53	8.76%	33,698	1.15%	0.88%
12/31/16	14.18	0.14	0.29	0.43	(0.22)	(2.75)	(2.97)	11.64	3.42%	32,569	1.16%	1.04%

	Year ended December 31
	2020	2019	2018	2017	2016
Portfolio turnover rate	20%	2%	5%	2%	4%

c	Per share amount calculated on the average shares method.
m

Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

MML MID CAP GROWTH FUND

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets	Net investment income (loss) to average daily net assets
Initial Class
12/31/20	$ 15.88	$ (0.03)	$ 3.83	$ 3.80	$ (0.01)	$ (1.57)	$ (1.58)	$ 18.10	25.57%	$ 434,830	0.81%	(0.19%)
12/31/19	13.94	0.02	4.17	4.19	(0.00)[d]	(2.25)	(2.25)	15.88	31.30%	407,351	0.81%	0.12%
12/31/18	16.19	0.01	(0.07)	(0.06)	—	(2.19)	(2.19)	13.94	(2.17%)	328,715	0.81%	0.07%
12/31/17	14.35	(0.01)	3.45	3.44	(0.01)	(1.59)	(1.60)	16.19	24.81%	382,666	0.81%	(0.08%)
12/31/16	15.50	(0.00)[d]	0.97	0.97	—	(2.12)	(2.12)	14.35	6.29%	352,754	0.81%	(0.02%)
Service Class
12/31/20	$ 15.10	$ (0.06)	$ 3.62	$ 3.56	$ —	$ (1.57)	$ (1.57)	$ 17.09	25.25%	$ 117,808	1.06%	(0.44%)
12/31/19	13.37	(0.02)	4.00	3.98	—	(2.25)	(2.25)	15.10	31.01%	108,793	1.06%	(0.13%)
12/31/18	15.65	(0.03)	(0.06)	(0.09)	—	(2.19)	(2.19)	13.37	(2.45%)	88,952	1.06%	(0.18%)
12/31/17	13.95	(0.05)	3.34	3.29	—	(1.59)	(1.59)	15.65	24.47%	91,145	1.06%	(0.33%)
12/31/16	15.16	(0.04)	0.95	0.91	—	(2.12)	(2.12)	13.95	6.02%	71,227	1.06%	(0.27%)

	Year ended December 31
	2020	2019	2018	2017	2016
Portfolio turnover rate	66%	28%	26%	28%	29%

c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
m

Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

MML MID CAP VALUE FUND

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets	Net investment income (loss) to average daily net assets
Initial Class
12/31/20	$ 10.60	$ 0.15	$ 0.01	$ 0.16	$ (0.17)	$ —	$ (0.17)	$ 10.59	1.71%	$ 348,614	0.89%	1.62%
12/31/19	9.35	0.17	2.37	2.54	(0.18)	(1.11)	(1.29)	10.60	29.13%	389,141	0.88%	1.65%
12/31/18	12.14	0.15	(1.48)	(1.33)	(0.19)	(1.27)	(1.46)	9.35	(12.99%)	343,432	0.88%	1.30%
12/31/17	11.79	0.20	1.09	1.29	(0.19)	(0.75)	(0.94)	12.14	11.70%	438,601	0.88%	1.69%
12/31/16	10.74	0.17	2.22	2.39	(0.19)	(1.15)	(1.34)	11.79	23.23%	433,046	0.88%	1.55%
Service Class
12/31/20	$ 10.39	$ 0.13	$ 0.00[d]	$ 0.13	$ (0.14)	$ —	$ (0.14)	$ 10.38	1.48%	$ 51,269	1.14%	1.37%
12/31/19	9.18	0.14	2.33	2.47	(0.15)	(1.11)	(1.26)	10.39	28.90%	53,223	1.13%	1.40%
12/31/18	11.96	0.12	(1.47)	(1.35)	(0.16)	(1.27)	(1.43)	9.18	(13.31%)	43,275	1.13%	1.06%
12/31/17	11.63	0.17	1.08	1.25	(0.17)	(0.75)	(0.92)	11.96	11.46%	49,723	1.13%	1.46%
12/31/16	10.62	0.15	2.18	2.33	(0.17)	(1.15)	(1.32)	11.63	22.86%	44,148	1.13%	1.35%

	Year ended December 31
	2020	2019	2018	2017	2016
Portfolio turnover rate	74%	39%	59%	42%	52%

c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
m

Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

MML SMALL CAP GROWTH EQUITY FUND

		Income (loss) from investment operations			Less distributions to shareholders				Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Initial Class
12/31/20	$ 14.13	$ (0.04)	$ 4.55	$ 4.51	$ (1.78)	$ (1.78)	$ 16.86	35.62%	$180,047	1.11%	1.08%	(0.27%)
12/31/19	12.82	(0.01)	4.11	4.10	(2.79)	(2.79)	14.13	34.32%	170,426	1.11%	1.09%	(0.06%)
12/31/18	14.98	(0.03)	(0.32)	(0.35)	(1.81)	(1.81)	12.82	(4.87%)	151,854	1.09%	1.07%	(0.17%)
12/31/17	12.69	(0.03)	2.87	2.84	(0.55)	(0.55)	14.98	22.81%	198,404	1.09%	1.09%[k]	(0.21%)
12/31/16	13.51	0.00[d]	1.59	1.59	(2.41)	(2.41)	12.69	12.74%	191,245	1.10%	N/A	0.01%
Service Class
12/31/20	$ 13.14	$ (0.06)	$ 4.18	$ 4.12	$ (1.78)	$ (1.78)	$ 15.48	35.29%	$ 31,165	1.36%	1.33%	(0.52%)
12/31/19	12.11	(0.04)	3.86	3.82	(2.79)	(2.79)	13.14	33.99%	26,026	1.36%	1.34%	(0.30%)
12/31/18	14.27	(0.06)	(0.29)	(0.35)	(1.81)	(1.81)	12.11	(5.11%)	19,281	1.34%	1.32%	(0.39%)
12/31/17	12.14	(0.06)	2.74	2.68	(0.55)	(0.55)	14.27	22.51%	16,124	1.35%	1.34%	(0.45%)
12/31/16	13.05	(0.03)	1.53	1.50	(2.41)	(2.41)	12.14	12.46%	12,969	1.35%	N/A	(0.23%)

	Year ended December 31
	2020	2019	2018	2017	2016
Portfolio turnover rate	79%	63%	76%	74%	105%

c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
k	Amount waived had no impact on the ratio of expenses to average daily net assets.
m

Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

MML SMALL COMPANY VALUE FUND

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class II
12/31/20	$ 14.75	$ 0.04	$ 1.15	$ 1.19	$ (0.03)	$ (0.66)	$ (0.69)	$ 15.25	9.16%	$65,955	1.06%	1.01%	0.33%
12/31/19	13.86	0.04	3.20	3.24	(0.04)	(2.31)	(2.35)	14.75	25.54%	74,855	1.06%	1.01%	0.25%
12/31/18	16.90	0.05	(2.01)	(1.96)	(0.06)	(1.02)	(1.08)	13.86	(12.94%)	66,976	1.02%	0.97%	0.30%
12/31/17	17.23	0.05	1.73	1.78	(0.10)	(2.01)	(2.11)	16.90	11.69%	89,256	1.02%	0.97%	0.30%
12/31/16	14.88	0.10	4.44	4.54	(0.10)	(2.09)	(2.19)	17.23	32.46%	88,729	1.02%	0.97%	0.66%
Service Class I
12/31/20	$ 14.21	$ 0.01	$ 1.11	$ 1.12	$ (0.01)	$ (0.66)	$ (0.67)	$ 14.66	8.92%	$26,467	1.31%	1.26%	0.07%
12/31/19	13.43	0.00[d]	3.10	3.10	(0.01)	(2.31)	(2.32)	14.21	25.26%	25,636	1.31%	1.26%	0.01%
12/31/18	16.43	0.01	(1.96)	(1.95)	(0.03)	(1.02)	(1.05)	13.43	(13.19%)	19,861	1.27%	1.22%	0.06%
12/31/17	16.83	0.01	1.68	1.69	(0.08)	(2.01)	(2.09)	16.43	11.42%	20,671	1.27%	1.22%	0.06%
12/31/16	14.58	0.07	4.34	4.41	(0.07)	(2.09)	(2.16)	16.83	32.16%	15,465	1.27%	1.22%	0.44%

	Year ended December 31
	2020	2019	2018	2017	2016
Portfolio turnover rate	29%	24%	22%	14%	23%

c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
m

Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

MML SMALL/MID CAP VALUE FUND

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets	Net investment income (loss) to average daily net assets
Initial Class
12/31/20	$ 11.06	$ 0.09	$ 0.30	$ 0.39	$ (0.10)	$ (0.41)	$ (0.51)	$ 10.94	4.65%	$164,145	0.81%	0.98%
12/31/19	10.61	0.12	1.83	1.95	(0.07)	(1.43)	(1.50)	11.06	20.39%	179,503	0.81%	1.04%
12/31/18	13.99	0.09	(1.87)	(1.78)	(0.07)	(1.53)	(1.60)	10.61	(15.00%)	163,607	0.80%	0.63%
12/31/17	13.23	0.06	1.60	1.66	(0.07)	(0.83)	(0.90)	13.99	13.44%	210,030	0.80%	0.47%
12/31/16	11.34	0.06	2.70	2.76	(0.07)	(0.80)	(0.87)	13.23	25.10%	211,849	0.79%	0.51%
Service Class
12/31/20	$ 10.92	$ 0.07	$ 0.28	$ 0.35	$ (0.07)	$ (0.41)	$ (0.48)	$ 10.79	4.32%	$ 22,302	1.06%	0.73%
12/31/19	10.50	0.09	1.80	1.89	(0.04)	(1.43)	(1.47)	10.92	19.98%	23,295	1.06%	0.80%
12/31/18	13.85	0.05	(1.83)	(1.78)	(0.04)	(1.53)	(1.57)	10.50	(15.12%)	19,189	1.05%	0.39%
12/31/17	13.12	0.03	1.57	1.60	(0.04)	(0.83)	(0.87)	13.85	13.08%	22,386	1.05%	0.23%
12/31/16	11.25	0.03	2.68	2.71	(0.04)	(0.80)	(0.84)	13.12	24.83%	19,563	1.04%	0.26%

	Year ended December 31
	2020	2019	2018	2017	2016
Portfolio turnover rate	60%	35%	38%	34%	58%

c	Per share amount calculated on the average shares method.
m

Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

MML TOTAL RETURN BOND FUND

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets (including interest expense)
Class II
12/31/20	$ 10.74	$ 0.20	$ 0.74	$ 0.94	$ (0.35)	$ (0.05)	$ (0.40)	$ 11.28	8.79%	$288,005	0.62%	0.61%	1.77%
12/31/19	10.16	0.26	0.65	0.91	(0.33)	—	(0.33)	10.74	8.91%	342,002	0.61%	0.60%	2.48%
12/31/18	10.36	0.25	(0.26)	(0.01)	(0.19)	—	(0.19)	10.16	(0.07%)	353,571	0.60%	0.60%[l]	2.51%
12/31/17	10.27	0.19	0.11	0.30	(0.21)	—	(0.21)	10.36	2.96%	408,199	0.62%	0.60%	1.85%
12/31/16	10.19	0.17	0.09	0.26	(0.18)	—	(0.18)	10.27	2.52%	393,276	0.62%	0.60%	1.67%
Service Class I
12/31/20	$ 10.62	$ 0.16	$ 0.75	$ 0.91	$ (0.34)	$ (0.05)	$ (0.39)	$ 11.14	8.60%	$ 51,252	0.87%	0.86%	1.47%
12/31/19	10.06	0.23	0.64	0.87	(0.31)	—	(0.31)	10.62	8.65%	34,011	0.86%	0.85%	2.21%
12/31/18	10.27	0.23	(0.27)	(0.04)	(0.17)	—	(0.17)	10.06	(0.35%)	25,533	0.85%	0.85%[l]	2.28%
12/31/17	10.18	0.16	0.12	0.28	(0.19)	—	(0.19)	10.27	2.73%	21,858	0.87%	0.85%	1.60%
12/31/16	10.11	0.15	0.09	0.24	(0.17)	—	(0.17)	10.18	2.30%	19,079	0.87%	0.85%	1.43%

	Year ended December 31
	2020	2019	2018	2017	2016
Portfolio turnover rate	328%	219%	250%	313%	278%

c	Per share amount calculated on the average shares method.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l	Expenses incurred during the period fell under the expense cap.
m

Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

Index Descriptions
The Bloomberg Barclays U.S. Aggregate Bond Index measures the performance of investment grade, U.S. dollar-denominated, fixed-rate taxable bond market securities, including Treasuries, government-related and corporate securities, mortgage-backed securities (MBS) (agency fixed-rate and hybrid ARM pass-throughs), asset-backed securities (ABS), and commercial mortgage-backed securities (CMBS). It rolls up into other Bloomberg Barclays flagship indexes, such as the multi-currency Global Aggregate Index and the U.S. Universal Index, which includes high yield and emerging markets debt. The Index does not reflect any deduction for fees, expenses, or taxes and cannot be purchased directly by investors.
The MSCI EAFE Index measures the performance of the large- and mid-cap segments of developed markets, excluding the U.S. and Canada equity securities. It is free float-adjusted market-capitalization weighted. The Index does not reflect any deduction for fees or expenses and cannot be purchased directly by investors.
The MSCI World Index measures the performance of the large- and mid-cap segments of world equity securities. It is free float-adjusted market-capitalization weighted. The Index does not reflect any deduction for fees or expenses and cannot be purchased directly by investors.
The MSCI World Index ex USA measures the performance of the large- and mid-cap segments of world, excluding U.S. equity securities. It is free float-adjusted market-capitalization weighted. The Index does not reflect any deduction for fees or expenses and cannot be purchased directly by investors.
The Russell 1000 Index measures the performance of the large-cap segment of U.S. equity securities. It is a subset of the Russell 3000® Index and includes approximately 1000 of the largest securities based on a combination of their market cap and current index membership. The Index does not reflect any deduction for fees, expenses, or taxes and cannot be purchased directly by investors.
The Russell 1000 Growth Index measures the performance of the large-cap growth segment of U.S. equity securities. It includes the Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. It is market-capitalization weighted. The Index does not reflect any deduction for fees, expenses, or taxes and cannot be purchased directly by investors.
The Russell 1000 Value Index measures the performance of the large-cap value segment of U.S. equity securities. It includes the Russell 1000 Index companies with lower price-to-book ratios and lower expected growth values. It is market-capitalization weighted. The Index does not reflect any deduction for fees, expenses, or taxes and cannot be purchased directly by investors.
The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The Index does not reflect any deduction for fees, expenses, or taxes and cannot be purchased directly by investors.
The Russell 2000 Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. It is market-capitalization weighted. The Index does not reflect any deduction for fees, expenses, or taxes and cannot be purchased directly by investors.
The Russell 2000 Value Index measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values. It is market-capitalization weighted. The Index does not reflect any deduction for fees, expenses, or taxes and cannot be purchased directly by investors.
The Russell 2500 Value Index measures the performance of the small- to mid-cap value segment of the U.S. equity universe. It includes Russell 2500 Index companies with lower price-to-book and lower forecasted growth values. It is market-capitalization weighted. The Index does not reflect any deduction for fees, expenses, or taxes and cannot be purchased directly by investors.
− 145 −

The Russell Midcap Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. It is market-capitalization weighted. The Index does not reflect any deduction for fees, expenses, or taxes and cannot be purchased directly by investors.
The Russell Midcap Value Index measures the performance of the mid-cap value segment of the U.S. equity universe. It includes Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values. It is market-capitalization weighted. The Index does not reflect any deduction for fees, expenses, or taxes and cannot be purchased directly by investors.
The S&P 500 Index measures the performance of 500 widely held stocks in the U.S. equity market. Standard and Poor’s chooses member companies for the index based on market size, liquidity, and industry group representation. Included are the stocks of industrial, financial, utility, and transportation companies. Since mid-1989, this composition has been more flexible and the number of issues in each sector has varied. It is market capitalization-weighted. The Index does not reflect any deduction for fees, expenses, or taxes and cannot be purchased directly by investors.
The S&P MidCap 400 Index measures the performance of mid-sized U.S. companies, reflecting the distinctive risk and return characteristics of this market segment. It comprises stocks in the middle capitalization range, covering approximately 7% of the U.S. equity market. The Index does not reflect any deduction for fees, expenses, or taxes and cannot be purchased directly by investors.
− 146 −

MML SERIES INVESTMENT FUND
1295 State Street
Springfield, Massachusetts 01111-0001
Learning More About the Funds
You can learn more about the Funds by reading the Funds’ Annual and Semiannual Reports and the SAI. You may obtain free copies of this information from the Funds or from the SEC using one or more of the methods set forth below. In the Annual and Semiannual Reports, you will find a discussion of market conditions and investment strategies that significantly affected each Fund’s performance during the period covered by the Report and a listing of each Fund’s portfolio securities as of the end of such period. The SAI provides additional information about the Funds and will provide you with more detail regarding the organization and operation of the Funds, including their investment strategies. The SAI is incorporated by reference into this Prospectus and is therefore legally considered a part of this Prospectus.
How to Obtain Information
From the Funds: You may request information about the Funds free of charge (including the Annual/Semiannual Reports and the SAI) or make shareholder inquiries by calling 1-888-309-3539 or by writing the Funds, c/o Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, Massachusetts 01111-0001, Attention: MassMutual U.S. Product and Investment Communications. You may also obtain copies of the Annual/Semiannual Reports and the SAI free of charge at https://www.massmutual.com/funds.
From the SEC: Information about the Funds (including the Annual/Semiannual Reports and the SAI) is available on the SEC’s EDGAR database on its Internet site at http://www.sec.gov. You can also get copies of this information, upon payment of a copying fee, by electronic request at publicinfo@sec.gov.
When obtaining information about the Funds from the SEC, you may find it useful to reference the
Funds’ SEC file number: 811-2224.

MML SERIES INVESTMENT FUND
This Prospectus describes the following Funds.
•
MML Conservative Allocation Fund

Initial Class
Service Class
•
MML Balanced Allocation Fund

Initial Class
Service Class
•
MML Moderate Allocation Fund

Initial Class
Service Class
•
MML Growth Allocation Fund

Initial Class
Service Class
•
MML Aggressive Allocation Fund

Initial Class
Service Class
•
MML American Funds Growth Fund

Service Class I
•
MML American Funds International Fund

Service Class I
•
MML American Funds Core Allocation Fund

Service Class I

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any statement to the contrary is a crime.
PROSPECTUS
May 1, 2021
− 1 −

− 2 −

MML Conservative Allocation Fund
INVESTMENT OBJECTIVE
The Fund seeks to achieve as high a total return over time as is considered consistent with prudent investment risk, preservation of capital, and recognition of the Fund’s stated asset allocation.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. The expenses in the table do not reflect deductions at the separate account level or contract level for any charges that may be incurred under a variable life insurance or variable annuity contract. If these charges were reflected, the fees and expenses in the table would be higher.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Initial Class	Service Class
Management Fees	0.10%	0.10%
Distribution and Service (Rule 12b-1) Fees	None	0.25%
Other Expenses	0.02%	0.02%
Acquired Fund Fees and Expenses	0.67%	0.67%
Total Annual Fund Operating Expenses(1)	0.79%	1.04%

(1)
Because Total Annual Fund Operating Expenses include Acquired Fund Fees and Expenses, they may not correspond to the ratios of expenses to average daily net assets shown in the “Financial Highlights” tables in the Prospectus, which reflect the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. If separate account or variable life insurance or variable annuity contract expenses were included, overall expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Initial Class	$81	$252	$439	$978
Service Class	$106	$331	$574	$1,271
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 43% of the average value of its portfolio.
INVESTMENTS, RISKS, AND PERFORMANCE
Principal Investment Strategies
The Fund is a “fund of funds” and seeks to achieve its investment objective by investing in a combination of U.S. domestic and international mutual funds (“MML Underlying Funds”) using an asset allocation strategy. MML Underlying Funds will include a combination of series of the MML Series Investment Fund and MML Series Investment Fund II (advised by MML Investment Advisers, LLC (“MML Advisers”), a wholly-owned subsidiary of Massachusetts Mutual Life Insurance Company (“MassMutual”)), and may also include other, non-affiliated mutual funds. The MML Underlying Funds may invest in various asset classes, including equity securities, fixed income securities, and money market instruments. The Fund has a conservative asset allocation strategy (relative to the other MML Allocation Funds), with approximately 35% to 45% of its assets invested in equity funds and approximately 55% to 65% invested in fixed income funds, including money market funds. MML Advisers, the Fund’s investment adviser, will generally attempt to select MML Underlying Funds that it expects will provide an aggregate exposure to “junk” or “high yield” bonds (securities rated below investment grade by Moody’s or Standard & Poor’s, or unrated securities determined to be of comparable quality by the applicable adviser or subadviser), including securities in default, of not more than 10% of the Fund’s assets (although the Fund’s exposure may from time to time exceed that percentage).
The Fund will normally invest most of its assets in MML Underlying Funds advised by MML Advisers; the Fund will normally invest no more than 10% of its assets in mutual funds not advised by MML Advisers (referred to here as “non-affiliated” funds). MML Advisers will select

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MML Underlying Funds from among mutual funds advised by it even though they may have higher expense ratios or less favorable historical performance than non-affiliated funds and MML Advisers will have no obligation to select the least expensive or best performing funds available to serve as MML Underlying Funds. These conflicts of interest may result in a portfolio of MML Underlying Funds that achieves a level of performance, or incurs higher fees, less favorable to the Fund than if MML Advisers did not consider such factors or was not subject to such conflicts of interest. There may be circumstances where MML Advisers’ possession of non-public information regarding an MML Underlying Fund will limit the ability of the Fund to buy or sell shares in that MML Underlying Fund when it might otherwise do so, which might adversely affect the investment performance of the Fund.
The table below shows the Fund’s approximate allocation, as of April 8, 2021, among various asset classes and MML Underlying Funds. MML Advisers does not intend to trade actively among MML Underlying Funds or to attempt to capture short-term market opportunities as primary activities. MML Advisers may modify the asset allocation strategy or the selection of MML Underlying Funds at any time and from time to time, and may invest the Fund’s assets in additional or different MML Underlying Funds, including Funds that may be created in the future. At any given time, the Fund’s allocations to MML Underlying Funds may be affected by a variety of factors (such as, for example, whether a MML Underlying Fund is accepting additional investments). Actual allocations to MML Underlying Funds are available in the Fund’s shareholder reports and at https://www.massmutual.com/funds from time to time. A brief description of the MML Underlying Funds is included in Appendix E of the Statement of Additional Information (“SAI”).
Equity Funds	43.67%
– U.S. Large Cap Equity Funds
MML Blue Chip Growth Fund	3.39%
MML Equity Income Fund	3.84%
MML Equity Index Fund	0.29%
MML Focused Equity Fund	4.81%
MML Fundamental Equity Fund	3.08%
MML Fundamental Value Fund	3.83%
MML Income & Growth Fund	3.41%
MML Large Cap Growth Fund	1.23%
Invesco V.I. Main Street Fund®	0.25%
– U.S. Mid Cap Equity Funds
MML Mid Cap Growth Fund	3.33%
MML Mid Cap Value Fund	2.73%
MML Small/Mid Cap Value Fund	0.89%
Invesco V.I. Discovery Mid Cap Growth Fund	0.14%
– U.S. Small Cap Equity Funds
MML Small Cap Growth Equity Fund	0.41%
MML Small Company Value Fund	1.12%
– Global Developed Funds
MML Global Fund	5.79%
Invesco V.I. Global Fund	0.27%
– International Developed Funds
MML Foreign Fund	2.22%
MML International Equity Fund	2.25%
Invesco Oppenheimer V.I. International Growth Fund	0.06%
– Emerging Markets Funds
MML Strategic Emerging Markets Fund	0.34%
Fixed Income Funds	56.34%
– Global Bond Funds
Invesco V.I. Global Strategic Income Fund	2.69%
– High Yield Bond Funds
MML High Yield Fund	2.51%
– Inflation Managed Funds
MML Inflation-Protected and Income Fund	4.71%
– U.S. Core/Core Plus Bond Funds
MML Dynamic Bond Fund	11.29%
MML Managed Bond Fund	19.09%
MML Total Return Bond Fund	10.75%
– U.S. Short-Term Bond Funds
MML Short-Duration Bond Fund	5.29%
Note: Above allocations may not sum up to 100% due to rounding.
Through its investments in MML Underlying Funds, the Fund will be exposed to a wide range of securities and other instruments with differing characteristics (such as credit quality, duration, geography, industry, and market capitalization), which may include without limitation equity securities of small-, mid-, or large-capitalization U.S. or non-U.S. issuers (including issuers that may only recently have become public companies), fixed income securities of U.S. or non-U.S. private or governmental issuers (including “junk” or “high yield” bonds, including securities in default), inflation-protected securities, bank loans, and short-term investments of any kind. Equity securities may include common stocks, preferred stocks, securities convertible into common or preferred stock, real estate investment trusts (“REITs”), rights, and warrants. A MML Underlying Fund may engage in foreign currency exchange transactions, including forward contracts, options on currency, futures contracts, and swap contracts, to take long or short positions in foreign

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currencies in order to enhance its investment return, or to attempt to protect against adverse changes in currency exchange rates. A MML Underlying Fund may be permitted to use a wide variety of additional exchange-traded and over-the-counter derivatives, including options, futures contracts, swap contracts (including interest rate swaps, total return swaps, and credit default swaps), and hybrid instruments. A MML Underlying Fund may typically use these derivatives for hedging purposes, as a substitute for direct investments, to earn additional income, to gain exposure to securities or markets in which it might not be able to invest directly, or to adjust various portfolio characteristics, including the duration (interest rate volatility) of the Fund’s portfolio of debt securities. Use of derivatives by a MML Underlying Fund may create investment leverage. A MML Underlying Fund may enter into repurchase agreement transactions. A MML Underlying Fund may invest in mortgage-backed or other asset-backed securities. A MML Underlying Fund may enter into dollar roll or reverse repurchase agreement transactions. Some investments by an MML Underlying Fund may be restricted as to resale or otherwise considered to be illiquid. The Fund will bear a pro rata share of the MML Underlying Funds’ expenses. The Fund also bears all of the risks associated with the investment strategies used by the MML Underlying Funds.
Principal Risks
The following are the Principal Risks of the Fund. The value of your investment in the Fund could go down as well as up. You can lose money by investing in the Fund. Although the descriptions below refer to the risks relating to investment activities of the Fund, many of the risks arise due to the investment activities of the MML Underlying Funds. Certain risks relating to instruments and strategies used in the management of the Fund are placed first. The significance of any specific risk to an investment in the Fund will vary over time, depending on the composition of the Fund’s portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks may result in losses to the Fund.
Allocation Risk The allocation of investments among the MML Underlying Funds’ different investment styles, such as equity or debt securities, or U.S. or non-U.S. securities, may have a more significant effect on the Fund’s net asset value when one of these investments is performing more poorly than the other. There is no assurance that allocation decisions will result in the desired effects. The limited universe of MML Underlying Funds and the requirement that a significant percentage of Fund assets be invested in mutual funds advised by MML Advisers as noted in “Principal Investment Strategies” may adversely affect Fund performance.
Risk of Investment in Other Funds or Pools The Fund is indirectly exposed to all of the risks of the MML Underlying Funds, including exchange-traded funds, in which it invests, including the risk that the MML Underlying Funds will not perform as expected. ETFs are subject to special risks, including secondary market trading risks and the risk that an ETF’s shares may trade above or below net asset value. The Fund indirectly pays a portion of the expenses incurred by the MML Underlying Funds.
Bank Loans Risk Many of the risks associated with bank loans are similar to the risks of investing in below investment grade debt securities. Changes in the financial condition of the borrower or economic conditions or other circumstances may reduce the capacity of the borrower to make principal and interest payments on such instruments and may lead to defaults. Senior secured bank loans are typically supported by collateral; however the value of the collateral may be insufficient to cover the amount owed to the Fund, or the Fund may be prevented or delayed from realizing on the collateral. Some loans may be unsecured; unsecured loans generally present a greater risk of loss to the Fund if the issuer defaults. If the Fund relies on a third party to administer a loan, the Fund is subject to the risk that the third party will fail to perform its obligations. In addition, if the Fund holds only a participation interest in a loan made by a third party, the Fund’s receipt of payments on the loan will depend on the third party’s willingness and ability to make those payments to the Fund. The settlement time for certain loans is longer than the settlement time for many other types of investments, and the Fund may not receive the payment for a loan sold by it until well after the sale; that cash would be unavailable for payment of redemption proceeds or for reinvestment. Interests in some bank loans may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Fund believes to be a fair price.

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Below Investment Grade Debt Securities Risk Below investment grade debt securities, commonly known as “junk” or “high yield” bonds, have speculative characteristics and involve greater volatility of price and yield, greater risk of loss of principal and interest, and generally reflect a greater possibility of an adverse change in financial condition that could affect an issuer’s ability to honor its obligations.
Cash Position Risk If the Fund holds a significant portion of its assets in cash or cash equivalents, its investment returns may be adversely affected and the Fund may not achieve its investment objective.
Convertible Securities Risk Convertible securities are subject to the risks of both debt instruments and equity securities. The price of a convertible security may change in response to changes in price of the underlying equity security, the credit quality of the issuer, and interest rates. In general, the values of convertible securities tend to decline as interest rates rise and to rise when interest rates fall. A convertible security generally has less potential for gain or loss than the underlying equity security.
Credit Risk Credit risk is the risk that an issuer, guarantor, or liquidity provider of a fixed income security held by the Fund may be unable or unwilling, or may be perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. The Fund may also be exposed to the credit risk of its counterparty to repurchase agreements, reverse repurchase agreements, swap transactions, and other derivatives transactions, and to the counterparty’s ability or willingness to perform in accordance with the terms of the transaction. The value of such transactions to the Fund will depend on the willingness and ability of the counterparty to perform its obligations, including among other things the obligation to return collateral or margin to the Fund.
Defaulted and Distressed Securities Risk Because the issuer of such securities is in default and is likely to be in distressed financial condition, repayment of defaulted securities and obligations of distressed issuers (including insolvent issuers or issuers in payment or covenant default, in workout or restructuring, or in bankruptcy or insolvency proceedings) is uncertain.
Derivatives Risk Derivatives can be highly volatile and involve risks different from, and potentially greater than, direct investments, including risks of imperfect correlation between the value of derivatives and underlying assets, counterparty default, potential losses that partially or completely offset gains, and illiquidity. Derivatives can create investment leverage. Losses from derivatives can be substantially greater than the derivatives’ original cost and can sometimes be unlimited. If the value of a derivative does not correlate well with the particular market or asset class the derivative is designed to provide exposure to, the derivative may not have the effect or benefit anticipated. Derivatives can also reduce the opportunity for gains or result in losses by offsetting positive returns in other investments. Many derivatives are traded in the over-the-counter market and not on exchanges.
Dollar Roll and Reverse Repurchase Agreement Transaction Risk These transactions generally create leverage and subject the Fund to the credit risk of the counterparty.
Equity Securities Risk Although stocks may have the potential to outperform other asset classes over the long term, their prices tend to fluctuate more dramatically over the shorter term. These movements may result from factors affecting individual companies, or from broader influences like changes in interest rates, market conditions, or investor confidence, or announcements of economic, political, or financial information.
Fixed Income Securities Risk The values of fixed income securities typically will decline during periods of rising interest rates, and can also decline in response to changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral assets, or changes in market, economic, industry, political, regulatory, public health, and other conditions affecting a particular type of security or issuer or fixed income securities generally. Certain events, such as market or economic developments, regulatory or government actions, natural disasters, pandemics, terrorist attacks, war, and other geopolitical events can have a dramatic adverse effect on the debt market and the overall liquidity of the market for fixed income securities. During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when the Fund would otherwise not do so, and potentially at unfavorable prices. Certain securities may be difficult to value during such periods. Fixed income securities are subject to interest rate risk (the risk that the value of a fixed income security will fall

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when interest rates rise), extension risk (the risk that the average life of a security will be extended through a slowing of principal payments), prepayment risk (the risk that a security will be prepaid and the Fund will be required to reinvest at a less favorable rate), and credit risk.
Foreign Investment Risk; Emerging Markets Risk; Currency Risk Investments in securities of foreign issuers, securities of companies with significant foreign exposure, and foreign currencies can involve additional risks relating to market, industry, political, regulatory, public health, and other conditions. Political, social, diplomatic, and economic developments, U.S. and foreign government action such as the imposition of currency or capital blockages, controls, or tariffs, economic and trade sanctions or embargoes, security suspensions, entering or exiting trade or other intergovernmental agreements, or the expropriation or nationalization of assets in a particular country, can cause dramatic declines in certain or all securities with exposure to that country and other countries. In the event of nationalization, expropriation, or other confiscation, the Fund could lose its entire foreign investment in a particular country. There may be quotas or other limits on the ability of the Fund (or clients of the Fund’s investment adviser or subadviser) to invest or maintain investments in securities of issuers in certain countries. Enforcing legal rights can be more difficult, costly, and limited in certain foreign countries, and can be particularly difficult against foreign governments. Because non-U.S. securities are normally denominated and traded in currencies other than the U.S. dollar, the value of the Fund’s assets may be affected favorably or unfavorably by changes in currency exchange rates, exchange control regulations, and restrictions or prohibitions on the repatriation of non-U.S. currencies. Income and gains with respect to investments in certain countries may be subject to withholding and other taxes. There may be less information publicly available about a non-U.S. company than about a U.S. company, and many non-U.S. companies are not subject to accounting, auditing, and financial reporting standards, regulatory framework and practices comparable to those in the U.S. The securities of some non-U.S. companies, especially those in emerging markets, are less liquid and at times more volatile than securities of comparable U.S. companies. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, less stringent investor protection and disclosure standards, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, and greater volatility in currency exchange rates, and are more susceptible to environmental problems. Many emerging market countries are highly reliant on international trade and exports, including the export of commodities. Their economies may be significantly impacted by fluctuations in commodity prices and the global demand for certain commodities. In addition, many emerging market countries with less established health care systems have experienced outbreaks of pandemics or contagious diseases from time to time. Frontier markets, a subset of emerging markets, generally have smaller economies and less mature capital markets than emerging markets. As a result, the risks of investing in emerging market countries are magnified in frontier market countries. Frontier markets are more susceptible to having abrupt changes in currency values, less mature markets and settlement practices, and lower trading volumes that could lead to greater price volatility and illiquidity. Non-U.S. transaction costs, such as brokerage commissions and custody costs, may be higher than in the United States. In addition, foreign markets can react differently to market, economic, industry, political, regulatory, geopolitical, public health, and other conditions than the U.S. market.
Geographic Focus Risk When the Fund focuses investments on a particular country, group of countries, or geographic region, its performance will be closely tied to the market, currency, economic, political, or regulatory conditions and developments in those countries or that region, and could be more volatile than the performance of more geographically diversified funds.
Growth Company Risk The prices of growth securities are often highly sensitive to market fluctuations because of their heavy dependence on future earnings or cash flow expectations, and can be more volatile than the market in general.
Hedging Risk The Fund’s attempts at hedging and taking long and short positions in currencies may not be successful and could cause the Fund to lose money or fail to get the benefit of a gain on a hedged position. If expected changes to securities prices, interest rates, currency values, and exchange rates, or the creditworthiness of an issuer are not accurately predicted, the Fund could be in a worse position than if it had not entered into such transactions.

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Index Funds Risk Certain MML Underlying Funds may attempt to track the performance of a specified index. Therefore, securities may be purchased, retained, and sold by the MML Underlying Fund at times when an actively managed fund would not do so. The structure and composition of the index will affect the performance, volatility, and risk of the index and, consequently, the performance, volatility, and risk of the MML Underlying Fund. While the investment adviser or subadviser seeks to track the performance of the index (i.e., achieve a high degree of correlation with the index), the MML Underlying Fund’s return may not match the return of the index. The MML Underlying Fund incurs a number of operating expenses not applicable to the index, and incurs costs in buying and selling securities. In addition, the MML Underlying Fund may not be fully invested at times, generally as a result of cash flows into or out of the MML Underlying Fund or reserves of cash held by the MML Underlying Fund to meet redemptions.
Inflation Risk The value of assets or income from the Fund’s investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions.
Inflation-Linked Securities Risk Such securities may change in value in response to actual or anticipated changes in inflation rates in a manner unanticipated by the Fund’s portfolio manager or investors generally. Inflation-linked securities are subject to fixed income securities risks. When inflation is low, declining, or negative, the Fund’s performance could lag the performance of more conventional bond funds.
Large Company Risk Large-capitalization stocks as a group could fall out of favor with the market, causing the Fund’s investments in large-capitalization stocks to underperform investments that focus on small- or medium-capitalization stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies.
Liquidity Risk Certain securities may be difficult (or impossible) to sell or certain positions may be difficult to close out at a desirable time and price, and the Fund may be required to hold an illiquid investment that is declining in value, or it may be required to sell certain illiquid investments at a price or time that is not advantageous in order to meet redemptions or other cash needs. Some securities may be subject to restrictions on resale. There can be no assurance that there will be a liquid market for instruments held by the Fund at any time. The Fund may not receive the proceeds from the sale of certain investments for an extended period.
Management Risk The Fund relies on the manager’s investment analysis and its selection of investments to achieve its investment objective. There can be no assurance that the Fund will achieve the intended results and the Fund may incur significant losses.
Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock markets can decline significantly in response to issuer, market, economic, industry, political, regulatory, geopolitical, public health, and other conditions, as well as investor perceptions of these conditions. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems, and reduced demand for goods or services.
Mortgage- and Asset-Backed Securities Risk Investments in mortgage- and asset-backed securities subject the Fund to credit risk, interest rate risk, extension risk, and prepayment risk, among other risks. Mortgage-backed and asset-backed securities not issued by a government agency generally involve greater credit risk than securities issued by government agencies. Payment of principal and interest generally depends on the cash flows generated by the underlying assets and the terms of the security. The types of mortgages (for example, residential or commercial mortgages) underlying securities held by the Fund may differ and be affected differently by market factors. Investments that receive only the interest portion or the principal portion of payments on the underlying assets may be highly volatile. Litigation with respect to the representations and warranties given in connection with the issuance of mortgage-backed securities can be an important consideration in investing in such securities, and the outcome of any such litigation could significantly impact the value of the Fund’s mortgage-backed investments.
Preferred Stock Risk Like other equity securities, preferred stock is subject to the risk that its value may decrease based on actual or perceived changes in the business or financial condition of the issuer.

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In addition, changes in interest rates may adversely affect the value of a preferred stock that pays a fixed dividend.
Real Estate Risk; REIT Risk Real estate-related investments may decline in value as a result of factors affecting the real estate industry, such as the supply of real property in certain markets, changes in zoning laws, environmental regulations and other governmental action, delays in completion of construction, changes in real estate values, changes in property taxes, levels of occupancy, losses due to natural disasters, and local and regional market conditions. Investments in REITs may be subject to risks similar to those associated with direct investment in real estate, as well as additional risks associated with equity investments. As a shareholder in a REIT, the Fund, and indirectly the Fund’s shareholders, would bear its ratable share of the REIT’s expenses and would at the same time continue to pay its own fees and expenses.
Repurchase Agreement Risk  These transactions must be fully collateralized, but involve credit risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral.
Sector Risk The Fund may allocate more of its assets to particular industries or to particular economic, market, or industry sectors than to others. This could increase the volatility of the Fund’s portfolio, and the Fund’s performance may be more susceptible to developments affecting issuers in those industries or sectors than if the Fund invested more broadly.
Small and Mid-Cap Company Risk Market risk and liquidity risk are particularly pronounced for securities of small and medium-sized companies, which may trade less frequently and in smaller volumes than more widely-held securities, and may fluctuate in price more than other securities. Their shares can be less liquid than those of larger companies, especially during market declines. Small and medium-sized companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group; they may have been recently organized and have little or no track record of success.
Sovereign Debt Obligations Risk Investments in debt securities issued by governments or by government agencies and instrumentalities involve the risk that the governmental entities responsible for repayment may be unable or unwilling to pay interest and repay principal when due. Many sovereign debt obligations may be rated below investment grade (“junk” or “high yield” bonds). Any restructuring of a sovereign debt obligation held by the Fund will likely have a significant adverse effect on the value of the obligation. In the event of default of sovereign debt, the Fund may be unable to pursue legal action against the sovereign issuer or to realize on collateral securing the debt.
U.S. Government Securities Risk Obligations of certain U.S. Government agencies and instrumentalities are not backed by the full faith and credit of the U.S. Government, and there can be no assurance that the U.S. Government would provide financial support to such agencies and instrumentalities.
Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.
Value Company Risk The value investment approach entails the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock the investment adviser or subadviser judges to be undervalued may actually be appropriately priced.
When-Issued, Delayed Delivery, TBA, and Forward Commitment Transaction Risk These transactions may create leverage and involve a risk of loss if the value of the securities declines prior to settlement.
Performance Information
The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Initial Class shares. The table shows how the Fund’s average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance and additional indexes, including an index that provides a comparison relevant to the Fund’s allocation to equity investments (Russell 3000® Index), an index that provides a comparison relevant to the Fund’s allocation to international investments (MSCI ACWI ex USA), and a hypothetical custom index with a similar investment objective which comprises the Bloomberg Barclays U.S. Aggregate Bond (60%), Russell 3000 (30%), and MSCI ACWI ex USA (10%) Indexes (Custom MML Conservative Allocation Index). Performance shown does not reflect the fees and expenses

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deducted under the variable life insurance or variable annuity contract through which you invest in the Fund. If these amounts were reflected, returns would be less than those shown. Past performance is not necessarily an indication of how the Fund will perform in the future.
Annual Performance
Initial Class Shares
Highest Quarter:	2Q ’20,	11.10%	Lowest Quarter:	1Q ’20,	-12.16%
Average Annual Total Returns
(for the periods ended December 31, 2020)
		One Year	Five Years	Ten Years
Initial Class	MML Conservative Allocation Fund	9.93%	7.22%	6.56%
Service Class	MML Conservative Allocation Fund	9.67%	6.96%	6.29%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)		7.51%	4.44%	3.84%
Russell 3000 Index (reflects no deduction for fees, expenses, or taxes)		20.89%	15.43%	13.79%
MSCI ACWI ex USA (reflects no deduction for fees or expenses)		10.65%	8.93%	4.92%
Custom MML Conservative Allocation Index (reflects no deduction for fees or expenses)		13.35%	8.56%	7.24%
MANAGEMENT
Investment Adviser: MML Investment Advisers, LLC (“MML Advisers”)
Portfolio Manager(s):
Frederick (Rick) Schulitz, CFA, CAIA is Head of Asset Allocation and a portfolio manager at MML Advisers. He has managed the Fund since July 2018.
PURCHASE AND SALE OF FUND SHARES
Shares of the Fund are generally available to separate investment accounts of variable life insurance and variable annuity contracts offered by companies such as MassMutual. An investor should consult the company issuing the investor’s variable life insurance or variable annuity contract to determine how to make redemptions.
TAX INFORMATION
Dividends and capital gain distributions are paid to the insurance company separate accounts. Variable life insurance and variable annuity contract owners should refer to the variable life insurance or variable annuity product prospectus or consult with their own tax adviser for information regarding the tax consequences of their investment.
PAYMENTS TO INSURANCE COMPANIES AND THEIR AFFILIATES
The Fund is not sold directly to the general public but instead is offered as an underlying investment option for variable insurance contracts. The Fund and its related companies may make payments to the sponsoring insurance company (or its affiliates) or other intermediary for distribution and/or other services. These payments may be a factor that the insurance company considers in including the Fund as an underlying investment option in the variable insurance contract or may create a conflict of interest by influencing the insurance company or other intermediary to recommend the variable insurance contract over another investment. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

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MML Balanced Allocation Fund
INVESTMENT OBJECTIVE
The Fund seeks to achieve as high a total return over time as is considered consistent with prudent investment risk, preservation of capital, and recognition of the Fund’s stated asset allocation.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. The expenses in the table do not reflect deductions at the separate account level or contract level for any charges that may be incurred under a variable life insurance or variable annuity contract. If these charges were reflected, the fees and expenses in the table would be higher.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Initial Class	Service Class
Management Fees	0.10%	0.10%
Distribution and Service (Rule 12b-1) Fees	None	0.25%
Other Expenses	0.03%	0.03%
Acquired Fund Fees and Expenses	0.69%	0.69%
Total Annual Fund Operating Expenses(1)	0.82%	1.07%

(1)
Because Total Annual Fund Operating Expenses include Acquired Fund Fees and Expenses, they may not correspond to the ratios of expenses to average daily net assets shown in the “Financial Highlights” tables in the Prospectus, which reflect the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. If separate account or variable life insurance or variable annuity contract expenses were included, overall expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Initial Class	$84	$262	$455	$1,014
Service Class	$109	$340	$590	$1,306
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 22% of the average value of its portfolio.
INVESTMENTS, RISKS, AND PERFORMANCE
Principal Investment Strategies
The Fund is a “fund of funds” and seeks to achieve its investment objective by investing in a combination of U.S. domestic and international mutual funds (“MML Underlying Funds”) using an asset allocation strategy. MML Underlying Funds will include a combination of series of the MML Series Investment Fund and MML Series Investment Fund II (advised by MML Investment Advisers, LLC (“MML Advisers”), a wholly-owned subsidiary of Massachusetts Mutual Life Insurance Company (“MassMutual”)), and may also include other, non-affiliated mutual funds. The MML Underlying Funds may invest in various asset classes, including equity securities, fixed income securities, and money market instruments. The Fund has a balanced asset allocation strategy (relative to the other MML Allocation Funds), with approximately 45% to 55% of its assets invested in equity funds and approximately 45% to 55% invested in fixed income funds, including money market funds. MML Advisers, the Fund’s investment adviser, will generally attempt to select MML Underlying Funds that it expects will provide an aggregate exposure to “junk” or “high yield” bonds (securities rated below investment grade by Moody’s or Standard & Poor’s, or unrated securities determined to be of comparable quality by the applicable adviser or subadviser), including securities in default, of not more than 10% of the Fund’s assets (although the Fund’s exposure may from time to time exceed that percentage).
The Fund will normally invest most of its assets in MML Underlying Funds advised by MML Advisers; the Fund will normally invest no more than 10% of its assets in mutual funds not advised by MML Advisers (referred to here as “non-affiliated” funds). MML Advisers will select MML Underlying Funds from among mutual

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funds advised by it even though they may have higher expense ratios or less favorable historical performance than non-affiliated funds and MML Advisers will have no obligation to select the least expensive or best performing funds available to serve as MML Underlying Funds. These conflicts of interest may result in a portfolio of MML Underlying Funds that achieves a level of performance, or incurs higher fees, less favorable to the Fund than if MML Advisers did not consider such factors or was not subject to such conflicts of interest. There may be circumstances where MML Advisers’ possession of non-public information regarding an MML Underlying Fund will limit the ability of the Fund to buy or sell shares in that MML Underlying Fund when it might otherwise do so, which might adversely affect the investment performance of the Fund.
The table below shows the Fund’s approximate allocation, as of April 8, 2021, among various asset classes and MML Underlying Funds. MML Advisers does not intend to trade actively among MML Underlying Funds or to attempt to capture short-term market opportunities as primary activities. MML Advisers may modify the asset allocation strategy or the selection of MML Underlying Funds at any time and from time to time, and may invest the Fund’s assets in additional or different MML Underlying Funds, including Funds that may be created in the future. At any given time, the Fund’s allocations to MML Underlying Funds may be affected by a variety of factors (such as, for example, whether a MML Underlying Fund is accepting additional investments). Actual allocations to MML Underlying Funds are available in the Fund’s shareholder reports and at https://www.massmutual.com/funds from time to time. A brief description of the MML Underlying Funds is included in Appendix E of the Statement of Additional Information (“SAI”).
Equity Funds	51.26%
– U.S. Large Cap Equity Funds
MML Blue Chip Growth Fund	4.21%
MML Equity Income Fund	4.29%
MML Equity Index Fund	0.30%
MML Focused Equity Fund	4.90%
MML Fundamental Equity Fund	4.82%
MML Fundamental Value Fund	3.68%
MML Income & Growth Fund	3.70%
MML Large Cap Growth Fund	2.05%
Invesco V.I. Main Street Fund®	0.11%
– U.S. Mid Cap Equity Funds
MML Mid Cap Growth Fund	3.91%
MML Mid Cap Value Fund	3.25%
MML Small/Mid Cap Value Fund	1.03%
Invesco V.I. Discovery Mid Cap Growth Fund	0.10%
– U.S. Small Cap Equity Funds
MML Small Cap Growth Equity Fund	0.49%
MML Small Company Value Fund	1.18%
– Global Developed Funds
MML Global Fund	5.20%
Invesco V.I. Global Fund	0.84%
– International Developed Funds
MML Foreign Fund	2.86%
MML International Equity Fund	3.31%
Invesco Oppenheimer V.I. International Growth Fund	0.11%
– Emerging Markets Funds
MML Strategic Emerging Markets Fund	0.92%
Fixed Income Funds	48.74%
– Global Bond Funds
Invesco V.I. Global Strategic Income Fund	2.18%
– High Yield Bond Funds
MML High Yield Fund	2.19%
– Inflation Managed Funds
MML Inflation-Protected and Income Fund	4.09%
– U.S. Core/Core Plus Bond Funds
MML Dynamic Bond Fund	10.15%
MML Managed Bond Fund	15.98%
MML Total Return Bond Fund	9.44%
– U.S. Short-Term Bond Funds
MML Short-Duration Bond Fund	4.71%
Note: Above allocations may not sum up to 100% due to rounding.
Through its investments in MML Underlying Funds, the Fund will be exposed to a wide range of securities and other instruments with differing characteristics (such as credit quality, duration, geography, industry, and market capitalization), which may include without limitation equity securities of small-, mid-, or large-capitalization U.S. or non-U.S. issuers (including issuers that may only recently have become public companies), fixed income securities of U.S. or non-U.S. private or governmental issuers (including “junk” or “high yield” bonds, including securities in default), inflation-protected securities, bank loans, and short-term investments of any kind. Equity securities may include common stocks, preferred stocks, securities convertible into common or preferred stock, real estate investment trusts (“REITs”), rights, and warrants. A MML Underlying Fund may engage in foreign currency exchange transactions, including forward contracts, options on currency, futures contracts, and swap contracts, to take long or short positions in foreign currencies in order to enhance its investment

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return, or to attempt to protect against adverse changes in currency exchange rates. A MML Underlying Fund may be permitted to use a wide variety of additional exchange-traded and over-the-counter derivatives, including options, futures contracts, swap contracts (including interest rate swaps, total return swaps, and credit default swaps), and hybrid instruments. A MML Underlying Fund may typically use these derivatives for hedging purposes, as a substitute for direct investments, to earn additional income, to gain exposure to securities or markets in which it might not be able to invest directly, or to adjust various portfolio characteristics, including the duration (interest rate volatility) of the Fund’s portfolio of debt securities. Use of derivatives by a MML Underlying Fund may create investment leverage. A MML Underlying Fund may enter into repurchase agreement transactions. A MML Underlying Fund may invest in mortgage-backed or other asset-backed securities. A MML Underlying Fund may enter into dollar roll or reverse repurchase agreement transactions. Some investments by an MML Underlying Fund may be restricted as to resale or otherwise considered to be illiquid. The Fund will bear a pro rata share of the MML Underlying Funds’ expenses. The Fund also bears all of the risks associated with the investment strategies used by the MML Underlying Funds.
Principal Risks
The following are the Principal Risks of the Fund. The value of your investment in the Fund could go down as well as up. You can lose money by investing in the Fund. Although the descriptions below refer to the risks relating to investment activities of the Fund, many of the risks arise due to the investment activities of the MML Underlying Funds. Certain risks relating to instruments and strategies used in the management of the Fund are placed first. The significance of any specific risk to an investment in the Fund will vary over time, depending on the composition of the Fund’s portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks may result in losses to the Fund.
Allocation Risk The allocation of investments among the MML Underlying Funds’ different investment styles, such as equity or debt securities, or U.S. or non-U.S. securities, may have a more significant effect on the Fund’s net asset value when one of these investments is performing more poorly than the other. There is no assurance that allocation decisions will result in the desired effects. The limited universe of MML Underlying Funds and the requirement that a significant percentage of Fund assets be invested in mutual funds advised by MML Advisers as noted in “Principal Investment Strategies” may adversely affect Fund performance.
Risk of Investment in Other Funds or Pools The Fund is indirectly exposed to all of the risks of the MML Underlying Funds, including exchange-traded funds, in which it invests, including the risk that the MML Underlying Funds will not perform as expected. ETFs are subject to special risks, including secondary market trading risks and the risk that an ETF’s shares may trade above or below net asset value. The Fund indirectly pays a portion of the expenses incurred by the MML Underlying Funds.
Bank Loans Risk Many of the risks associated with bank loans are similar to the risks of investing in below investment grade debt securities. Changes in the financial condition of the borrower or economic conditions or other circumstances may reduce the capacity of the borrower to make principal and interest payments on such instruments and may lead to defaults. Senior secured bank loans are typically supported by collateral; however the value of the collateral may be insufficient to cover the amount owed to the Fund, or the Fund may be prevented or delayed from realizing on the collateral. Some loans may be unsecured; unsecured loans generally present a greater risk of loss to the Fund if the issuer defaults. If the Fund relies on a third party to administer a loan, the Fund is subject to the risk that the third party will fail to perform its obligations. In addition, if the Fund holds only a participation interest in a loan made by a third party, the Fund’s receipt of payments on the loan will depend on the third party’s willingness and ability to make those payments to the Fund. The settlement time for certain loans is longer than the settlement time for many other types of investments, and the Fund may not receive the payment for a loan sold by it until well after the sale; that cash would be unavailable for payment of redemption proceeds or for reinvestment. Interests in some bank loans may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Fund believes to be a fair price.

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Below Investment Grade Debt Securities Risk Below investment grade debt securities, commonly known as “junk” or “high yield” bonds, have speculative characteristics and involve greater volatility of price and yield, greater risk of loss of principal and interest, and generally reflect a greater possibility of an adverse change in financial condition that could affect an issuer’s ability to honor its obligations.
Cash Position Risk If the Fund holds a significant portion of its assets in cash or cash equivalents, its investment returns may be adversely affected and the Fund may not achieve its investment objective.
Convertible Securities Risk Convertible securities are subject to the risks of both debt instruments and equity securities. The price of a convertible security may change in response to changes in price of the underlying equity security, the credit quality of the issuer, and interest rates. In general, the values of convertible securities tend to decline as interest rates rise and to rise when interest rates fall. A convertible security generally has less potential for gain or loss than the underlying equity security.
Credit Risk Credit risk is the risk that an issuer, guarantor, or liquidity provider of a fixed income security held by the Fund may be unable or unwilling, or may be perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. The Fund may also be exposed to the credit risk of its counterparty to repurchase agreements, reverse repurchase agreements, swap transactions, and other derivatives transactions, and to the counterparty’s ability or willingness to perform in accordance with the terms of the transaction. The value of such transactions to the Fund will depend on the willingness and ability of the counterparty to perform its obligations, including among other things the obligation to return collateral or margin to the Fund.
Defaulted and Distressed Securities Risk Because the issuer of such securities is in default and is likely to be in distressed financial condition, repayment of defaulted securities and obligations of distressed issuers (including insolvent issuers or issuers in payment or covenant default, in workout or restructuring, or in bankruptcy or insolvency proceedings) is uncertain.
Derivatives Risk Derivatives can be highly volatile and involve risks different from, and potentially greater than, direct investments, including risks of imperfect correlation between the value of derivatives and underlying assets, counterparty default, potential losses that partially or completely offset gains, and illiquidity. Derivatives can create investment leverage. Losses from derivatives can be substantially greater than the derivatives’ original cost and can sometimes be unlimited. If the value of a derivative does not correlate well with the particular market or asset class the derivative is designed to provide exposure to, the derivative may not have the effect or benefit anticipated. Derivatives can also reduce the opportunity for gains or result in losses by offsetting positive returns in other investments. Many derivatives are traded in the over-the-counter market and not on exchanges.
Dollar Roll and Reverse Repurchase Agreement Transaction Risk These transactions generally create leverage and subject the Fund to the credit risk of the counterparty.
Equity Securities Risk Although stocks may have the potential to outperform other asset classes over the long term, their prices tend to fluctuate more dramatically over the shorter term. These movements may result from factors affecting individual companies, or from broader influences like changes in interest rates, market conditions, or investor confidence, or announcements of economic, political, or financial information.
Fixed Income Securities Risk The values of fixed income securities typically will decline during periods of rising interest rates, and can also decline in response to changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral assets, or changes in market, economic, industry, political, regulatory, public health, and other conditions affecting a particular type of security or issuer or fixed income securities generally. Certain events, such as market or economic developments, regulatory or government actions, natural disasters, pandemics, terrorist attacks, war, and other geopolitical events can have a dramatic adverse effect on the debt market and the overall liquidity of the market for fixed income securities. During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when the Fund would otherwise not do so, and potentially at unfavorable prices. Certain securities may be difficult to value during such periods. Fixed income securities are subject to interest rate risk (the risk that the value of a fixed income security will fall

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when interest rates rise), extension risk (the risk that the average life of a security will be extended through a slowing of principal payments), prepayment risk (the risk that a security will be prepaid and the Fund will be required to reinvest at a less favorable rate), and credit risk.
Foreign Investment Risk; Emerging Markets Risk; Currency Risk Investments in securities of foreign issuers, securities of companies with significant foreign exposure, and foreign currencies can involve additional risks relating to market, industry, political, regulatory, public health, and other conditions. Political, social, diplomatic, and economic developments, U.S. and foreign government action such as the imposition of currency or capital blockages, controls, or tariffs, economic and trade sanctions or embargoes, security suspensions, entering or exiting trade or other intergovernmental agreements, or the expropriation or nationalization of assets in a particular country, can cause dramatic declines in certain or all securities with exposure to that country and other countries. In the event of nationalization, expropriation, or other confiscation, the Fund could lose its entire foreign investment in a particular country. There may be quotas or other limits on the ability of the Fund (or clients of the Fund’s investment adviser or subadviser) to invest or maintain investments in securities of issuers in certain countries. Enforcing legal rights can be more difficult, costly, and limited in certain foreign countries, and can be particularly difficult against foreign governments. Because non-U.S. securities are normally denominated and traded in currencies other than the U.S. dollar, the value of the Fund’s assets may be affected favorably or unfavorably by changes in currency exchange rates, exchange control regulations, and restrictions or prohibitions on the repatriation of non-U.S. currencies. Income and gains with respect to investments in certain countries may be subject to withholding and other taxes. There may be less information publicly available about a non-U.S. company than about a U.S. company, and many non-U.S. companies are not subject to accounting, auditing, and financial reporting standards, regulatory framework and practices comparable to those in the U.S. The securities of some non-U.S. companies, especially those in emerging markets, are less liquid and at times more volatile than securities of comparable U.S. companies. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, less stringent investor protection and disclosure standards, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, and greater volatility in currency exchange rates, and are more susceptible to environmental problems. Many emerging market countries are highly reliant on international trade and exports, including the export of commodities. Their economies may be significantly impacted by fluctuations in commodity prices and the global demand for certain commodities. In addition, many emerging market countries with less established health care systems have experienced outbreaks of pandemics or contagious diseases from time to time. Frontier markets, a subset of emerging markets, generally have smaller economies and less mature capital markets than emerging markets. As a result, the risks of investing in emerging market countries are magnified in frontier market countries. Frontier markets are more susceptible to having abrupt changes in currency values, less mature markets and settlement practices, and lower trading volumes that could lead to greater price volatility and illiquidity. Non-U.S. transaction costs, such as brokerage commissions and custody costs, may be higher than in the United States. In addition, foreign markets can react differently to market, economic, industry, political, regulatory, geopolitical, public health, and other conditions than the U.S. market.
Geographic Focus Risk When the Fund focuses investments on a particular country, group of countries, or geographic region, its performance will be closely tied to the market, currency, economic, political, or regulatory conditions and developments in those countries or that region, and could be more volatile than the performance of more geographically diversified funds.
Growth Company Risk The prices of growth securities are often highly sensitive to market fluctuations because of their heavy dependence on future earnings or cash flow expectations, and can be more volatile than the market in general.
Hedging Risk The Fund’s attempts at hedging and taking long and short positions in currencies may not be successful and could cause the Fund to lose money or fail to get the benefit of a gain on a hedged position. If expected changes to securities prices, interest rates, currency values, and exchange rates, or the creditworthiness of an issuer are not accurately predicted, the Fund could be in a worse position than if it had not entered into such transactions.

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Index Funds Risk Certain MML Underlying Funds may attempt to track the performance of a specified index. Therefore, securities may be purchased, retained, and sold by the MML Underlying Fund at times when an actively managed fund would not do so. The structure and composition of the index will affect the performance, volatility, and risk of the index and, consequently, the performance, volatility, and risk of the MML Underlying Fund. While the investment adviser or subadviser seeks to track the performance of the index (i.e., achieve a high degree of correlation with the index), the MML Underlying Fund’s return may not match the return of the index. The MML Underlying Fund incurs a number of operating expenses not applicable to the index, and incurs costs in buying and selling securities. In addition, the MML Underlying Fund may not be fully invested at times, generally as a result of cash flows into or out of the MML Underlying Fund or reserves of cash held by the MML Underlying Fund to meet redemptions.
Inflation Risk The value of assets or income from the Fund’s investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions.
Inflation-Linked Securities Risk Such securities may change in value in response to actual or anticipated changes in inflation rates in a manner unanticipated by the Fund’s portfolio manager or investors generally. Inflation-linked securities are subject to fixed income securities risks. When inflation is low, declining, or negative, the Fund’s performance could lag the performance of more conventional bond funds.
Large Company Risk Large-capitalization stocks as a group could fall out of favor with the market, causing the Fund’s investments in large-capitalization stocks to underperform investments that focus on small- or medium-capitalization stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies.
Liquidity Risk Certain securities may be difficult (or impossible) to sell or certain positions may be difficult to close out at a desirable time and price, and the Fund may be required to hold an illiquid investment that is declining in value, or it may be required to sell certain illiquid investments at a price or time that is not advantageous in order to meet redemptions or other cash needs. Some securities may be subject to restrictions on resale. There can be no assurance that there will be a liquid market for instruments held by the Fund at any time. The Fund may not receive the proceeds from the sale of certain investments for an extended period.
Management Risk The Fund relies on the manager’s investment analysis and its selection of investments to achieve its investment objective. There can be no assurance that the Fund will achieve the intended results and the Fund may incur significant losses.
Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock markets can decline significantly in response to issuer, market, economic, industry, political, regulatory, geopolitical, public health, and other conditions, as well as investor perceptions of these conditions. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems, and reduced demand for goods or services.
Mortgage- and Asset-Backed Securities Risk Investments in mortgage- and asset-backed securities subject the Fund to credit risk, interest rate risk, extension risk, and prepayment risk, among other risks. Mortgage-backed and asset-backed securities not issued by a government agency generally involve greater credit risk than securities issued by government agencies. Payment of principal and interest generally depends on the cash flows generated by the underlying assets and the terms of the security. The types of mortgages (for example, residential or commercial mortgages) underlying securities held by the Fund may differ and be affected differently by market factors. Investments that receive only the interest portion or the principal portion of payments on the underlying assets may be highly volatile. Litigation with respect to the representations and warranties given in connection with the issuance of mortgage-backed securities can be an important consideration in investing in such securities, and the outcome of any such litigation could significantly impact the value of the Fund’s mortgage-backed investments.
Preferred Stock Risk Like other equity securities, preferred stock is subject to the risk that its value may decrease based on actual or perceived changes in the business or financial condition of the issuer.

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In addition, changes in interest rates may adversely affect the value of a preferred stock that pays a fixed dividend.
Real Estate Risk; REIT Risk Real estate-related investments may decline in value as a result of factors affecting the real estate industry, such as the supply of real property in certain markets, changes in zoning laws, environmental regulations and other governmental action, delays in completion of construction, changes in real estate values, changes in property taxes, levels of occupancy, losses due to natural disasters, and local and regional market conditions. Investments in REITs may be subject to risks similar to those associated with direct investment in real estate, as well as additional risks associated with equity investments. As a shareholder in a REIT, the Fund, and indirectly the Fund’s shareholders, would bear its ratable share of the REIT’s expenses and would at the same time continue to pay its own fees and expenses.
Repurchase Agreement Risk  These transactions must be fully collateralized, but involve credit risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral.
Sector Risk The Fund may allocate more of its assets to particular industries or to particular economic, market, or industry sectors than to others. This could increase the volatility of the Fund’s portfolio, and the Fund’s performance may be more susceptible to developments affecting issuers in those industries or sectors than if the Fund invested more broadly.
Small and Mid-Cap Company Risk Market risk and liquidity risk are particularly pronounced for securities of small and medium-sized companies, which may trade less frequently and in smaller volumes than more widely-held securities, and may fluctuate in price more than other securities. Their shares can be less liquid than those of larger companies, especially during market declines. Small and medium-sized companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group; they may have been recently organized and have little or no track record of success.
Sovereign Debt Obligations Risk Investments in debt securities issued by governments or by government agencies and instrumentalities involve the risk that the governmental entities responsible for repayment may be unable or unwilling to pay interest and repay principal when due. Many sovereign debt obligations may be rated below investment grade (“junk” or “high yield” bonds). Any restructuring of a sovereign debt obligation held by the Fund will likely have a significant adverse effect on the value of the obligation. In the event of default of sovereign debt, the Fund may be unable to pursue legal action against the sovereign issuer or to realize on collateral securing the debt.
U.S. Government Securities Risk Obligations of certain U.S. Government agencies and instrumentalities are not backed by the full faith and credit of the U.S. Government, and there can be no assurance that the U.S. Government would provide financial support to such agencies and instrumentalities.
Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.
Value Company Risk The value investment approach entails the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock the investment adviser or subadviser judges to be undervalued may actually be appropriately priced.
When-Issued, Delayed Delivery, TBA, and Forward Commitment Transaction Risk These transactions may create leverage and involve a risk of loss if the value of the securities declines prior to settlement.
Performance Information
The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Initial Class shares. The table shows how the Fund’s average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance and additional indexes, including an index that provides a comparison relevant to the Fund’s allocation to fixed income investments (Bloomberg Barclays U.S. Aggregate Bond Index), an index that provides a comparison relevant to the Fund’s allocation to international investments (MSCI ACWI ex USA), and a hypothetical custom index with a similar investment objective which comprises the Bloomberg Barclays U.S. Aggregate Bond (50%), Russell 3000® (37.5%), and MSCI ACWI ex USA (12.5%) Indexes (Custom MML Balanced Allocation Index). Performance shown does not

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reflect the fees and expenses deducted under the variable life insurance or variable annuity contract through which you invest in the Fund. If these amounts were reflected, returns would be less than those shown. Past performance is not necessarily an indication of how the Fund will perform in the future.
Annual Performance
Initial Class Shares
Highest Quarter:	2Q ’20,	12.41%	Lowest Quarter:	1Q ’20,	-13.65%
Average Annual Total Returns
(for the periods ended December 31, 2020)
		One Year	Five Years	Ten Years
Initial Class	MML Balanced Allocation Fund	10.93%	7.92%	7.24%
Service Class	MML Balanced Allocation Fund	10.65%	7.65%	6.98%
Russell 3000 Index (reflects no deduction for fees, expenses, or taxes)		20.89%	15.43%	13.79%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)		7.51%	4.44%	3.84%
MSCI ACWI ex USA (reflects no deduction for fees or expenses)		10.65%	8.93%	4.92%
Custom MML Balanced Allocation Index (reflects no deduction for fees or expenses)		14.53%	9.53%	8.04%
MANAGEMENT
Investment Adviser: MML Investment Advisers, LLC (“MML Advisers”)
Portfolio Manager(s):
Frederick (Rick) Schulitz, CFA, CAIA is Head of Asset Allocation and a portfolio manager at MML Advisers. He has managed the Fund since July 2018.
PURCHASE AND SALE OF FUND SHARES
Shares of the Fund are generally available to separate investment accounts of variable life insurance and variable annuity contracts offered by companies such as MassMutual. An investor should consult the company issuing the investor’s variable life insurance or variable annuity contract to determine how to make redemptions.
TAX INFORMATION
Dividends and capital gain distributions are paid to the insurance company separate accounts. Variable life insurance and variable annuity contract owners should refer to the variable life insurance or variable annuity product prospectus or consult with their own tax adviser for information regarding the tax consequences of their investment.
PAYMENTS TO INSURANCE COMPANIES AND THEIR AFFILIATES
The Fund is not sold directly to the general public but instead is offered as an underlying investment option for variable insurance contracts. The Fund and its related companies may make payments to the sponsoring insurance company (or its affiliates) or other intermediary for distribution and/or other services. These payments may be a factor that the insurance company considers in including the Fund as an underlying investment option in the variable insurance contract or may create a conflict of interest by influencing the insurance company or other intermediary to recommend the variable insurance contract over another investment. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

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MML Moderate Allocation Fund
INVESTMENT OBJECTIVE
The Fund seeks to achieve as high a total return over time as is considered consistent with prudent investment risk, preservation of capital, and recognition of the Fund’s stated asset allocation.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. The expenses in the table do not reflect deductions at the separate account level or contract level for any charges that may be incurred under a variable life insurance or variable annuity contract. If these charges were reflected, the fees and expenses in the table would be higher.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Initial Class	Service Class
Management Fees	0.10%	0.10%
Distribution and Service (Rule 12b-1) Fees	None	0.25%
Other Expenses	0.02%	0.02%
Acquired Fund Fees and Expenses	0.73%	0.73%
Total Annual Fund Operating Expenses(1)	0.85%	1.10%

(1)
Because Total Annual Fund Operating Expenses include Acquired Fund Fees and Expenses, they may not correspond to the ratios of expenses to average daily net assets shown in the “Financial Highlights” tables in the Prospectus, which reflect the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. If separate account or variable life insurance or variable annuity contract expenses were included, overall expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Initial Class	$87	$271	$471	$1,049
Service Class	$112	$350	$606	$1,340
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 19% of the average value of its portfolio.
INVESTMENTS, RISKS, AND PERFORMANCE
Principal Investment Strategies
The Fund is a “fund of funds” and seeks to achieve its investment objective by investing in a combination of U.S. domestic and international mutual funds (“MML Underlying Funds”) using an asset allocation strategy. MML Underlying Funds will include a combination of series of the MML Series Investment Fund and MML Series Investment Fund II (advised by MML Investment Advisers, LLC (“MML Advisers”), a wholly-owned subsidiary of Massachusetts Mutual Life Insurance Company (“MassMutual”)), and may also include other, non-affiliated mutual funds. The MML Underlying Funds may invest in various asset classes, including equity securities, fixed income securities, and money market instruments. The Fund has a moderate asset allocation strategy (relative to the other MML Allocation Funds), with approximately 55% to 65% of its assets invested in equity funds and approximately 35% to 45% invested in fixed income funds, including money market funds. MML Advisers, the Fund’s investment adviser, will generally attempt to select MML Underlying Funds that it expects will provide an aggregate exposure to “junk” or “high yield” bonds (securities rated below investment grade by Moody’s or Standard & Poor’s, or unrated securities determined to be of comparable quality by the applicable adviser or subadviser), including securities in default, of not more than 10% of the Fund’s assets (although the Fund’s exposure may from time to time exceed that percentage).
The Fund will normally invest most of its assets in MML Underlying Funds advised by MML Advisers; the Fund will normally invest no more than 10% of its assets in mutual funds not advised by MML Advisers (referred to here as “non-affiliated” funds). MML Advisers will select MML Underlying Funds from among mutual

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funds advised by it even though they may have higher expense ratios or less favorable historical performance than non-affiliated funds and MML Advisers will have no obligation to select the least expensive or best performing funds available to serve as MML Underlying Funds. These conflicts of interest may result in a portfolio of MML Underlying Funds that achieves a level of performance, or incurs higher fees, less favorable to the Fund than if MML Advisers did not consider such factors or was not subject to such conflicts of interest. There may be circumstances where MML Advisers’ possession of non-public information regarding an MML Underlying Fund will limit the ability of the Fund to buy or sell shares in that MML Underlying Fund when it might otherwise do so, which might adversely affect the investment performance of the Fund.
The table below shows the Fund’s approximate allocation, as of April 8, 2021, among various asset classes and MML Underlying Funds. MML Advisers does not intend to trade actively among MML Underlying Funds or to attempt to capture short-term market opportunities as primary activities. MML Advisers may modify the asset allocation strategy or the selection of MML Underlying Funds at any time and from time to time, and may invest the Fund’s assets in additional or different MML Underlying Funds, including Funds that may be created in the future. At any given time, the Fund’s allocations to MML Underlying Funds may be affected by a variety of factors (such as, for example, whether a MML Underlying Fund is accepting additional investments). Actual allocations to MML Underlying Funds are available in the Fund’s shareholder reports and at https://www.massmutual.com/funds from time to time. A brief description of the MML Underlying Funds is included in Appendix E of the Statement of Additional Information (“SAI”).
Equity Funds	62.95%
– U.S. Large Cap Equity Funds
MML Blue Chip Growth Fund	5.03%
MML Equity Income Fund	4.95%
MML Equity Index Fund	0.35%
MML Focused Equity Fund	6.97%
MML Fundamental Equity Fund	3.70%
MML Fundamental Value Fund	4.71%
MML Income & Growth Fund	4.63%
MML Large Cap Growth Fund	1.98%
– U.S. Mid Cap Equity Funds
MML Mid Cap Growth Fund	4.88%
MML Mid Cap Value Fund	4.09%
MML Small/Mid Cap Value Fund	1.33%
Invesco V.I. Discovery Mid Cap Growth Fund	0.03%
– U.S. Small Cap Equity Funds
MML Small Cap Growth Equity Fund	0.73%
MML Small Company Value Fund	1.53%
– Global Developed Funds
MML Global Fund	8.80%
Invesco V.I. Global Fund	0.02%
– International Developed Funds
MML Foreign Fund	3.36%
MML International Equity Fund	3.90%
Invesco Oppenheimer V.I. International Growth Fund	0.02%
– Emerging Markets Funds
MML Strategic Emerging Markets Fund	1.97%
Fixed Income Funds	37.05%
– Global Bond Funds
Invesco V.I. Global Strategic Income Fund	1.12%
– High Yield Bond Funds
MML High Yield Fund	0.51%
– Inflation Managed Funds
MML Inflation-Protected and Income Fund	3.07%
– U.S. Core/Core Plus Bond Funds
MML Dynamic Bond Fund	8.15%
MML Managed Bond Fund	13.00%
MML Total Return Bond Fund	7.51%
– U.S. Short-Term Bond Funds
MML Short-Duration Bond Fund	3.68%
Note: Above allocations may not sum up to 100% due to rounding.
Through its investments in MML Underlying Funds, the Fund will be exposed to a wide range of securities and other instruments with differing characteristics (such as credit quality, duration, geography, industry, and market capitalization), which may include without limitation equity securities of small-, mid-, or large-capitalization U.S. or non-U.S. issuers (including issuers that may only recently have become public companies), fixed income securities of U.S. or non-U.S. private or governmental issuers (including “junk” or “high yield” bonds, including securities in default), inflation-protected securities, bank loans, and short-term investments of any kind. Equity securities may include common stocks, preferred stocks, securities convertible into common or preferred stock, real estate investment trusts (“REITs”), rights, and warrants. A MML Underlying Fund may engage in foreign currency exchange transactions, including forward contracts, options on currency, futures contracts, and swap contracts, to take long or short positions in foreign currencies in order to enhance its investment return, or to attempt to protect against adverse

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changes in currency exchange rates. A MML Underlying Fund may be permitted to use a wide variety of additional exchange-traded and over-the-counter derivatives, including options, futures contracts, swap contracts (including interest rate swaps, total return swaps, and credit default swaps), and hybrid instruments. A MML Underlying Fund may typically use these derivatives for hedging purposes, as a substitute for direct investments, to earn additional income, to gain exposure to securities or markets in which it might not be able to invest directly, or to adjust various portfolio characteristics, including the duration (interest rate volatility) of the Fund’s portfolio of debt securities. Use of derivatives by a MML Underlying Fund may create investment leverage. A MML Underlying Fund may enter into repurchase agreement transactions. A MML Underlying Fund may invest in mortgage-backed or other asset-backed securities. A MML Underlying Fund may enter into dollar roll or reverse repurchase agreement transactions. Some investments by an MML Underlying Fund may be restricted as to resale or otherwise considered to be illiquid. The Fund will bear a pro rata share of the MML Underlying Funds’ expenses. The Fund also bears all of the risks associated with the investment strategies used by the MML Underlying Funds.
Principal Risks
The following are the Principal Risks of the Fund. The value of your investment in the Fund could go down as well as up. You can lose money by investing in the Fund. Although the descriptions below refer to the risks relating to investment activities of the Fund, many of the risks arise due to the investment activities of the MML Underlying Funds. Certain risks relating to instruments and strategies used in the management of the Fund are placed first. The significance of any specific risk to an investment in the Fund will vary over time, depending on the composition of the Fund’s portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks may result in losses to the Fund.
Allocation Risk The allocation of investments among the MML Underlying Funds’ different investment styles, such as equity or debt securities, or U.S. or non-U.S. securities, may have a more significant effect on the Fund’s net asset value when one of these investments is performing more poorly than the other. There is no assurance that allocation decisions will result in the desired effects. The limited universe of MML Underlying Funds and the requirement that a significant percentage of Fund assets be invested in mutual funds advised by MML Advisers as noted in “Principal Investment Strategies” may adversely affect Fund performance.
Risk of Investment in Other Funds or Pools The Fund is indirectly exposed to all of the risks of the MML Underlying Funds, including exchange-traded funds, in which it invests, including the risk that the MML Underlying Funds will not perform as expected. ETFs are subject to special risks, including secondary market trading risks and the risk that an ETF’s shares may trade above or below net asset value. The Fund indirectly pays a portion of the expenses incurred by the MML Underlying Funds.
Bank Loans Risk Many of the risks associated with bank loans are similar to the risks of investing in below investment grade debt securities. Changes in the financial condition of the borrower or economic conditions or other circumstances may reduce the capacity of the borrower to make principal and interest payments on such instruments and may lead to defaults. Senior secured bank loans are typically supported by collateral; however the value of the collateral may be insufficient to cover the amount owed to the Fund, or the Fund may be prevented or delayed from realizing on the collateral. Some loans may be unsecured; unsecured loans generally present a greater risk of loss to the Fund if the issuer defaults. If the Fund relies on a third party to administer a loan, the Fund is subject to the risk that the third party will fail to perform its obligations. In addition, if the Fund holds only a participation interest in a loan made by a third party, the Fund’s receipt of payments on the loan will depend on the third party’s willingness and ability to make those payments to the Fund. The settlement time for certain loans is longer than the settlement time for many other types of investments, and the Fund may not receive the payment for a loan sold by it until well after the sale; that cash would be unavailable for payment of redemption proceeds or for reinvestment. Interests in some bank loans may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Fund believes to be a fair price.

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Below Investment Grade Debt Securities Risk Below investment grade debt securities, commonly known as “junk” or “high yield” bonds, have speculative characteristics and involve greater volatility of price and yield, greater risk of loss of principal and interest, and generally reflect a greater possibility of an adverse change in financial condition that could affect an issuer’s ability to honor its obligations.
Cash Position Risk If the Fund holds a significant portion of its assets in cash or cash equivalents, its investment returns may be adversely affected and the Fund may not achieve its investment objective.
Convertible Securities Risk Convertible securities are subject to the risks of both debt instruments and equity securities. The price of a convertible security may change in response to changes in price of the underlying equity security, the credit quality of the issuer, and interest rates. In general, the values of convertible securities tend to decline as interest rates rise and to rise when interest rates fall. A convertible security generally has less potential for gain or loss than the underlying equity security.
Credit Risk Credit risk is the risk that an issuer, guarantor, or liquidity provider of a fixed income security held by the Fund may be unable or unwilling, or may be perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. The Fund may also be exposed to the credit risk of its counterparty to repurchase agreements, reverse repurchase agreements, swap transactions, and other derivatives transactions, and to the counterparty’s ability or willingness to perform in accordance with the terms of the transaction. The value of such transactions to the Fund will depend on the willingness and ability of the counterparty to perform its obligations, including among other things the obligation to return collateral or margin to the Fund.
Defaulted and Distressed Securities Risk Because the issuer of such securities is in default and is likely to be in distressed financial condition, repayment of defaulted securities and obligations of distressed issuers (including insolvent issuers or issuers in payment or covenant default, in workout or restructuring, or in bankruptcy or insolvency proceedings) is uncertain.
Derivatives Risk Derivatives can be highly volatile and involve risks different from, and potentially greater than, direct investments, including risks of imperfect correlation between the value of derivatives and underlying assets, counterparty default, potential losses that partially or completely offset gains, and illiquidity. Derivatives can create investment leverage. Losses from derivatives can be substantially greater than the derivatives’ original cost and can sometimes be unlimited. If the value of a derivative does not correlate well with the particular market or asset class the derivative is designed to provide exposure to, the derivative may not have the effect or benefit anticipated. Derivatives can also reduce the opportunity for gains or result in losses by offsetting positive returns in other investments. Many derivatives are traded in the over-the-counter market and not on exchanges.
Dollar Roll and Reverse Repurchase Agreement Transaction Risk These transactions generally create leverage and subject the Fund to the credit risk of the counterparty.
Equity Securities Risk Although stocks may have the potential to outperform other asset classes over the long term, their prices tend to fluctuate more dramatically over the shorter term. These movements may result from factors affecting individual companies, or from broader influences like changes in interest rates, market conditions, or investor confidence, or announcements of economic, political, or financial information.
Fixed Income Securities Risk The values of fixed income securities typically will decline during periods of rising interest rates, and can also decline in response to changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral assets, or changes in market, economic, industry, political, regulatory, public health, and other conditions affecting a particular type of security or issuer or fixed income securities generally. Certain events, such as market or economic developments, regulatory or government actions, natural disasters, pandemics, terrorist attacks, war, and other geopolitical events can have a dramatic adverse effect on the debt market and the overall liquidity of the market for fixed income securities. During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when the Fund would otherwise not do so, and potentially at unfavorable prices. Certain securities may be difficult to value during such periods. Fixed income securities are subject to interest rate risk (the risk that the value of a fixed income security will fall

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when interest rates rise), extension risk (the risk that the average life of a security will be extended through a slowing of principal payments), prepayment risk (the risk that a security will be prepaid and the Fund will be required to reinvest at a less favorable rate), and credit risk.
Foreign Investment Risk; Emerging Markets Risk; Currency Risk Investments in securities of foreign issuers, securities of companies with significant foreign exposure, and foreign currencies can involve additional risks relating to market, industry, political, regulatory, public health, and other conditions. Political, social, diplomatic, and economic developments, U.S. and foreign government action such as the imposition of currency or capital blockages, controls, or tariffs, economic and trade sanctions or embargoes, security suspensions, entering or exiting trade or other intergovernmental agreements, or the expropriation or nationalization of assets in a particular country, can cause dramatic declines in certain or all securities with exposure to that country and other countries. In the event of nationalization, expropriation, or other confiscation, the Fund could lose its entire foreign investment in a particular country. There may be quotas or other limits on the ability of the Fund (or clients of the Fund’s investment adviser or subadviser) to invest or maintain investments in securities of issuers in certain countries. Enforcing legal rights can be more difficult, costly, and limited in certain foreign countries, and can be particularly difficult against foreign governments. Because non-U.S. securities are normally denominated and traded in currencies other than the U.S. dollar, the value of the Fund’s assets may be affected favorably or unfavorably by changes in currency exchange rates, exchange control regulations, and restrictions or prohibitions on the repatriation of non-U.S. currencies. Income and gains with respect to investments in certain countries may be subject to withholding and other taxes. There may be less information publicly available about a non-U.S. company than about a U.S. company, and many non-U.S. companies are not subject to accounting, auditing, and financial reporting standards, regulatory framework and practices comparable to those in the U.S. The securities of some non-U.S. companies, especially those in emerging markets, are less liquid and at times more volatile than securities of comparable U.S. companies. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, less stringent investor protection and disclosure standards, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, and greater volatility in currency exchange rates, and are more susceptible to environmental problems. Many emerging market countries are highly reliant on international trade and exports, including the export of commodities. Their economies may be significantly impacted by fluctuations in commodity prices and the global demand for certain commodities. In addition, many emerging market countries with less established health care systems have experienced outbreaks of pandemics or contagious diseases from time to time. Frontier markets, a subset of emerging markets, generally have smaller economies and less mature capital markets than emerging markets. As a result, the risks of investing in emerging market countries are magnified in frontier market countries. Frontier markets are more susceptible to having abrupt changes in currency values, less mature markets and settlement practices, and lower trading volumes that could lead to greater price volatility and illiquidity. Non-U.S. transaction costs, such as brokerage commissions and custody costs, may be higher than in the United States. In addition, foreign markets can react differently to market, economic, industry, political, regulatory, geopolitical, public health, and other conditions than the U.S. market.
Geographic Focus Risk When the Fund focuses investments on a particular country, group of countries, or geographic region, its performance will be closely tied to the market, currency, economic, political, or regulatory conditions and developments in those countries or that region, and could be more volatile than the performance of more geographically diversified funds.
Growth Company Risk The prices of growth securities are often highly sensitive to market fluctuations because of their heavy dependence on future earnings or cash flow expectations, and can be more volatile than the market in general.
Hedging Risk The Fund’s attempts at hedging and taking long and short positions in currencies may not be successful and could cause the Fund to lose money or fail to get the benefit of a gain on a hedged position. If expected changes to securities prices, interest rates, currency values, and exchange rates, or the creditworthiness of an issuer are not accurately predicted, the Fund could be in a worse position than if it had not entered into such transactions.

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Index Funds Risk Certain MML Underlying Funds may attempt to track the performance of a specified index. Therefore, securities may be purchased, retained, and sold by the MML Underlying Fund at times when an actively managed fund would not do so. The structure and composition of the index will affect the performance, volatility, and risk of the index and, consequently, the performance, volatility, and risk of the MML Underlying Fund. While the investment adviser or subadviser seeks to track the performance of the index (i.e., achieve a high degree of correlation with the index), the MML Underlying Fund’s return may not match the return of the index. The MML Underlying Fund incurs a number of operating expenses not applicable to the index, and incurs costs in buying and selling securities. In addition, the MML Underlying Fund may not be fully invested at times, generally as a result of cash flows into or out of the MML Underlying Fund or reserves of cash held by the MML Underlying Fund to meet redemptions.
Inflation Risk The value of assets or income from the Fund’s investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions.
Inflation-Linked Securities Risk Such securities may change in value in response to actual or anticipated changes in inflation rates in a manner unanticipated by the Fund’s portfolio manager or investors generally. Inflation-linked securities are subject to fixed income securities risks. When inflation is low, declining, or negative, the Fund’s performance could lag the performance of more conventional bond funds.
Large Company Risk Large-capitalization stocks as a group could fall out of favor with the market, causing the Fund’s investments in large-capitalization stocks to underperform investments that focus on small- or medium-capitalization stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies.
Liquidity Risk Certain securities may be difficult (or impossible) to sell or certain positions may be difficult to close out at a desirable time and price, and the Fund may be required to hold an illiquid investment that is declining in value, or it may be required to sell certain illiquid investments at a price or time that is not advantageous in order to meet redemptions or other cash needs. Some securities may be subject to restrictions on resale. There can be no assurance that there will be a liquid market for instruments held by the Fund at any time. The Fund may not receive the proceeds from the sale of certain investments for an extended period.
Management Risk The Fund relies on the manager’s investment analysis and its selection of investments to achieve its investment objective. There can be no assurance that the Fund will achieve the intended results and the Fund may incur significant losses.
Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock markets can decline significantly in response to issuer, market, economic, industry, political, regulatory, geopolitical, public health, and other conditions, as well as investor perceptions of these conditions. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems, and reduced demand for goods or services.
Mortgage- and Asset-Backed Securities Risk Investments in mortgage- and asset-backed securities subject the Fund to credit risk, interest rate risk, extension risk, and prepayment risk, among other risks. Mortgage-backed and asset-backed securities not issued by a government agency generally involve greater credit risk than securities issued by government agencies. Payment of principal and interest generally depends on the cash flows generated by the underlying assets and the terms of the security. The types of mortgages (for example, residential or commercial mortgages) underlying securities held by the Fund may differ and be affected differently by market factors. Investments that receive only the interest portion or the principal portion of payments on the underlying assets may be highly volatile. Litigation with respect to the representations and warranties given in connection with the issuance of mortgage-backed securities can be an important consideration in investing in such securities, and the outcome of any such litigation could significantly impact the value of the Fund’s mortgage-backed investments.
Preferred Stock Risk Like other equity securities, preferred stock is subject to the risk that its value may decrease based on actual or perceived changes in the business or financial condition of the issuer.

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In addition, changes in interest rates may adversely affect the value of a preferred stock that pays a fixed dividend.
Real Estate Risk; REIT Risk Real estate-related investments may decline in value as a result of factors affecting the real estate industry, such as the supply of real property in certain markets, changes in zoning laws, environmental regulations and other governmental action, delays in completion of construction, changes in real estate values, changes in property taxes, levels of occupancy, losses due to natural disasters, and local and regional market conditions. Investments in REITs may be subject to risks similar to those associated with direct investment in real estate, as well as additional risks associated with equity investments. As a shareholder in a REIT, the Fund, and indirectly the Fund’s shareholders, would bear its ratable share of the REIT’s expenses and would at the same time continue to pay its own fees and expenses.
Repurchase Agreement Risk  These transactions must be fully collateralized, but involve credit risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral.
Sector Risk The Fund may allocate more of its assets to particular industries or to particular economic, market, or industry sectors than to others. This could increase the volatility of the Fund’s portfolio, and the Fund’s performance may be more susceptible to developments affecting issuers in those industries or sectors than if the Fund invested more broadly.
Small and Mid-Cap Company Risk Market risk and liquidity risk are particularly pronounced for securities of small and medium-sized companies, which may trade less frequently and in smaller volumes than more widely-held securities, and may fluctuate in price more than other securities. Their shares can be less liquid than those of larger companies, especially during market declines. Small and medium-sized companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group; they may have been recently organized and have little or no track record of success.
Sovereign Debt Obligations Risk Investments in debt securities issued by governments or by government agencies and instrumentalities involve the risk that the governmental entities responsible for repayment may be unable or unwilling to pay interest and repay principal when due. Many sovereign debt obligations may be rated below investment grade (“junk” or “high yield” bonds). Any restructuring of a sovereign debt obligation held by the Fund will likely have a significant adverse effect on the value of the obligation. In the event of default of sovereign debt, the Fund may be unable to pursue legal action against the sovereign issuer or to realize on collateral securing the debt.
U.S. Government Securities Risk Obligations of certain U.S. Government agencies and instrumentalities are not backed by the full faith and credit of the U.S. Government, and there can be no assurance that the U.S. Government would provide financial support to such agencies and instrumentalities.
Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.
Value Company Risk The value investment approach entails the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock the investment adviser or subadviser judges to be undervalued may actually be appropriately priced.
When-Issued, Delayed Delivery, TBA, and Forward Commitment Transaction Risk These transactions may create leverage and involve a risk of loss if the value of the securities declines prior to settlement.
Performance Information
The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Initial Class shares. The table shows how the Fund’s average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance and additional indexes, including an index that provides a comparison relevant to the Fund’s allocation to fixed income investments (Bloomberg Barclays U.S. Aggregate Bond Index), an index that provides a comparison relevant to the Fund’s allocation to international investments (MSCI ACWI ex USA), and a hypothetical custom index with a similar investment objective which comprises the Bloomberg Barclays U.S. Aggregate Bond (40%), Russell 3000® (45%), and MSCI ACWI ex USA (15%) Indexes (Custom MML Moderate Allocation Index). Performance shown does not

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reflect the fees and expenses deducted under the variable life insurance or variable annuity contract through which you invest in the Fund. If these amounts were reflected, returns would be less than those shown. Past performance is not necessarily an indication of how the Fund will perform in the future.
Annual Performance
Initial Class Shares
Highest Quarter:	2Q ’20,	13.81%	Lowest Quarter:	1Q ’20,	-16.81%
Average Annual Total Returns
(for the periods ended December 31, 2020)
		One Year	Five Years	Ten Years
Initial Class	MML Moderate Allocation Fund	10.54%	8.46%	7.79%
Service Class	MML Moderate Allocation Fund	10.16%	8.17%	7.51%
Russell 3000 Index (reflects no deduction for fees, expenses, or taxes)		20.89%	15.43%	13.79%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)		7.51%	4.44%	3.84%
MSCI ACWI ex USA (reflects no deduction for fees or expenses)		10.65%	8.93%	4.92%
Custom MML Moderate Allocation Index (reflects no deduction for fees or expenses)		15.57%	10.46%	8.80%
MANAGEMENT
Investment Adviser: MML Investment Advisers, LLC (“MML Advisers”)
Portfolio Manager(s):
Frederick (Rick) Schulitz, CFA, CAIA is Head of Asset Allocation and a portfolio manager at MML Advisers. He has managed the Fund since July 2018.
PURCHASE AND SALE OF FUND SHARES
Shares of the Fund are generally available to separate investment accounts of variable life insurance and variable annuity contracts offered by companies such as MassMutual. An investor should consult the company issuing the investor’s variable life insurance or variable annuity contract to determine how to make redemptions.
TAX INFORMATION
Dividends and capital gain distributions are paid to the insurance company separate accounts. Variable life insurance and variable annuity contract owners should refer to the variable life insurance or variable annuity product prospectus or consult with their own tax adviser for information regarding the tax consequences of their investment.
PAYMENTS TO INSURANCE COMPANIES AND THEIR AFFILIATES
The Fund is not sold directly to the general public but instead is offered as an underlying investment option for variable insurance contracts. The Fund and its related companies may make payments to the sponsoring insurance company (or its affiliates) or other intermediary for distribution and/or other services. These payments may be a factor that the insurance company considers in including the Fund as an underlying investment option in the variable insurance contract or may create a conflict of interest by influencing the insurance company or other intermediary to recommend the variable insurance contract over another investment. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

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MML Growth Allocation Fund
INVESTMENT OBJECTIVE
The Fund seeks to achieve as high a total return over time as is considered consistent with prudent investment risk, preservation of capital, and recognition of the Fund’s stated asset allocation.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. The expenses in the table do not reflect deductions at the separate account level or contract level for any charges that may be incurred under a variable life insurance or variable annuity contract. If these charges were reflected, the fees and expenses in the table would be higher.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Initial Class	Service Class
Management Fees	0.10%	0.10%
Distribution and Service (Rule 12b-1) Fees	None	0.25%
Other Expenses	0.01%	0.01%
Acquired Fund Fees and Expenses	0.78%	0.78%
Total Annual Fund Operating Expenses(1)	0.89%	1.14%

(1)
Because Total Annual Fund Operating Expenses include Acquired Fund Fees and Expenses, they may not correspond to the ratios of expenses to average daily net assets shown in the “Financial Highlights” tables in the Prospectus, which reflect the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. If separate account or variable life insurance or variable annuity contract expenses were included, overall expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Initial Class	$91	$284	$493	$1,096
Service Class	$116	$362	$628	$1,386
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 18% of the average value of its portfolio.
INVESTMENTS, RISKS, AND PERFORMANCE
Principal Investment Strategies
The Fund is a “fund of funds” and seeks to achieve its investment objective by investing in a combination of U.S. domestic and international mutual funds (“MML Underlying Funds”) using an asset allocation strategy. MML Underlying Funds will include a combination of series of the MML Series Investment Fund and MML Series Investment Fund II (advised by MML Investment Advisers, LLC (“MML Advisers”), a wholly-owned subsidiary of Massachusetts Mutual Life Insurance Company (“MassMutual”)), and may also include other, non-affiliated mutual funds. The MML Underlying Funds may invest in various asset classes, including equity securities, fixed income securities, and money market instruments. The Fund has an asset allocation strategy that emphasizes the potential for growth (relative to the other MML Allocation Funds), with approximately 70% to 80% of its assets invested in equity funds and approximately 20% to 30% invested in fixed income funds, including money market funds.
The Fund will normally invest most of its assets in MML Underlying Funds advised by MML Advisers, the Fund’s investment adviser; the Fund will normally invest no more than 10% of its assets in mutual funds not advised by MML Advisers (referred to here as “non-affiliated” funds). MML Advisers will select MML Underlying Funds from among mutual funds advised by it even though they may have higher expense ratios or less favorable historical performance than non-affiliated funds and MML Advisers will have no obligation to select the least expensive or best performing funds available to serve as MML Underlying Funds. These conflicts of interest may result in a portfolio of MML Underlying Funds that achieves a level of performance, or incurs higher fees, less favorable

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to the Fund than if MML Advisers did not consider such factors or was not subject to such conflicts of interest. There may be circumstances where MML Advisers’ possession of non-public information regarding an MML Underlying Fund will limit the ability of the Fund to buy or sell shares in that MML Underlying Fund when it might otherwise do so, which might adversely affect the investment performance of the Fund.
The table below shows the Fund’s approximate allocation, as of April 8, 2021, among various asset classes and MML Underlying Funds. MML Advisers does not intend to trade actively among MML Underlying Funds or to attempt to capture short-term market opportunities as primary activities. MML Advisers may modify the asset allocation strategy or the selection of MML Underlying Funds at any time and from time to time, and may invest the Fund’s assets in additional or different MML Underlying Funds, including Funds that may be created in the future. At any given time, the Fund’s allocations to MML Underlying Funds may be affected by a variety of factors (such as, for example, whether a MML Underlying Fund is accepting additional investments). Actual allocations to MML Underlying Funds are available in the Fund’s shareholder reports and at https://www.massmutual.com/funds from time to time. A brief description of the MML Underlying Funds is included in Appendix E of the Statement of Additional Information (“SAI”).
Equity Funds	75.82%
– U.S. Large Cap Equity Funds
MML Blue Chip Growth Fund	6.21%
MML Equity Income Fund	5.68%
MML Equity Index Fund	0.40%
MML Focused Equity Fund	6.76%
MML Fundamental Equity Fund	4.11%
MML Fundamental Value Fund	5.27%
MML Income & Growth Fund	5.48%
MML Large Cap Growth Fund	2.24%
– U.S. Mid Cap Equity Funds
MML Mid Cap Growth Fund	5.99%
MML Mid Cap Value Fund	5.19%
MML Small/Mid Cap Value Fund	1.73%
Invesco V.I. Discovery Mid Cap Growth Fund	0.05%
– U.S. Small Cap Equity Funds
MML Small Cap Growth Equity Fund	1.21%
MML Small Company Value Fund	2.12%
– Global Developed Funds
MML Global Fund	10.06%
Invesco V.I. Global Fund	1.12%
– International Developed Funds
MML Foreign Fund	4.02%
MML International Equity Fund	4.86%
Invesco Oppenheimer V.I. International Growth Fund	0.04%
– Emerging Markets Funds
MML Strategic Emerging Markets Fund	3.28%
Fixed Income Funds	24.18%
– Global Bond Funds
Invesco V.I. Global Strategic Income Fund	1.16%
– High Yield Bond Funds
MML High Yield Fund	1.21%
– Inflation Managed Funds
MML Inflation-Protected and Income Fund	3.85%
– U.S. Core/Core Plus Bond Funds
MML Dynamic Bond Fund	3.88%
MML Managed Bond Fund	7.41%
MML Total Return Bond Fund	4.17%
– U.S. Short-Term Bond Funds
MML Short-Duration Bond Fund	2.50%
Note: Above allocations may not sum up to100% due to rounding.
Through its investments in MML Underlying Funds, the Fund will be exposed to a wide range of securities and other instruments with differing characteristics (such as credit quality, duration, geography, industry, and market capitalization), which may include without limitation equity securities of small-, mid-, or large-capitalization U.S. or non-U.S. issuers (including issuers that may only recently have become public companies), fixed income securities of U.S. or non-U.S. private or governmental issuers (including “junk” or “high yield” bonds, including securities in default), inflation-protected securities, bank loans, and short-term investments of any kind. Equity securities may include common stocks, preferred stocks, securities convertible into common or preferred stock, real estate investment trusts (“REITs”), rights, and warrants. A MML Underlying Fund may engage in foreign currency exchange transactions, including forward contracts, options on currency, futures contracts, and swap contracts, to take long or short positions in foreign currencies in order to enhance its investment return, or to attempt to protect against adverse changes in currency exchange rates. A MML Underlying Fund may be permitted to use a wide variety of additional exchange-traded and over-the-counter derivatives, including options, futures contracts, swap contracts (including interest rate swaps, total return swaps, and credit default swaps), and hybrid instruments. A MML Underlying Fund may typically use these derivatives for hedging purposes, as a substitute for

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direct investments, to earn additional income, to gain exposure to securities or markets in which it might not be able to invest directly, or to adjust various portfolio characteristics, including the duration (interest rate volatility) of the Fund’s portfolio of debt securities. Use of derivatives by a MML Underlying Fund may create investment leverage. A MML Underlying Fund may enter into repurchase agreement transactions. A MML Underlying Fund may invest in mortgage-backed or other asset-backed securities. A MML Underlying Fund may enter into dollar roll or reverse repurchase agreement transactions. Some investments by an MML Underlying Fund may be restricted as to resale or otherwise considered to be illiquid. The Fund will bear a pro rata share of the MML Underlying Funds’ expenses. The Fund also bears all of the risks associated with the investment strategies used by the MML Underlying Funds.
Principal Risks
The following are the Principal Risks of the Fund. The value of your investment in the Fund could go down as well as up. You can lose money by investing in the Fund. Although the descriptions below refer to the risks relating to investment activities of the Fund, many of the risks arise due to the investment activities of the MML Underlying Funds. Certain risks relating to instruments and strategies used in the management of the Fund are placed first. The significance of any specific risk to an investment in the Fund will vary over time, depending on the composition of the Fund’s portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks may result in losses to the Fund.
Allocation Risk The allocation of investments among the MML Underlying Funds’ different investment styles, such as equity or debt securities, or U.S. or non-U.S. securities, may have a more significant effect on the Fund’s net asset value when one of these investments is performing more poorly than the other. There is no assurance that allocation decisions will result in the desired effects. The limited universe of MML Underlying Funds and the requirement that a significant percentage of Fund assets be invested in mutual funds advised by MML Advisers as noted in “Principal Investment Strategies” may adversely affect Fund performance.
Risk of Investment in Other Funds or Pools The Fund is indirectly exposed to all of the risks of the
MML Underlying Funds, including exchange-traded funds, in which it invests, including the risk that the MML Underlying Funds will not perform as expected. ETFs are subject to special risks, including secondary market trading risks and the risk that an ETF’s shares may trade above or below net asset value. The Fund indirectly pays a portion of the expenses incurred by the MML Underlying Funds.
Bank Loans Risk Many of the risks associated with bank loans are similar to the risks of investing in below investment grade debt securities. Changes in the financial condition of the borrower or economic conditions or other circumstances may reduce the capacity of the borrower to make principal and interest payments on such instruments and may lead to defaults. Senior secured bank loans are typically supported by collateral; however the value of the collateral may be insufficient to cover the amount owed to the Fund, or the Fund may be prevented or delayed from realizing on the collateral. Some loans may be unsecured; unsecured loans generally present a greater risk of loss to the Fund if the issuer defaults. If the Fund relies on a third party to administer a loan, the Fund is subject to the risk that the third party will fail to perform its obligations. In addition, if the Fund holds only a participation interest in a loan made by a third party, the Fund’s receipt of payments on the loan will depend on the third party’s willingness and ability to make those payments to the Fund. The settlement time for certain loans is longer than the settlement time for many other types of investments, and the Fund may not receive the payment for a loan sold by it until well after the sale; that cash would be unavailable for payment of redemption proceeds or for reinvestment. Interests in some bank loans may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Fund believes to be a fair price.
Below Investment Grade Debt Securities Risk Below investment grade debt securities, commonly known as “junk” or “high yield” bonds, have speculative characteristics and involve greater volatility of price and yield, greater risk of loss of principal and interest, and generally reflect a greater possibility of an adverse change in financial condition that could affect an issuer’s ability to honor its obligations.

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Cash Position Risk If the Fund holds a significant portion of its assets in cash or cash equivalents, its investment returns may be adversely affected and the Fund may not achieve its investment objective.
Convertible Securities Risk Convertible securities are subject to the risks of both debt instruments and equity securities. The price of a convertible security may change in response to changes in price of the underlying equity security, the credit quality of the issuer, and interest rates. In general, the values of convertible securities tend to decline as interest rates rise and to rise when interest rates fall. A convertible security generally has less potential for gain or loss than the underlying equity security.
Credit Risk Credit risk is the risk that an issuer, guarantor, or liquidity provider of a fixed income security held by the Fund may be unable or unwilling, or may be perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. The Fund may also be exposed to the credit risk of its counterparty to repurchase agreements, reverse repurchase agreements, swap transactions, and other derivatives transactions, and to the counterparty’s ability or willingness to perform in accordance with the terms of the transaction. The value of such transactions to the Fund will depend on the willingness and ability of the counterparty to perform its obligations, including among other things the obligation to return collateral or margin to the Fund.
Defaulted and Distressed Securities Risk Because the issuer of such securities is in default and is likely to be in distressed financial condition, repayment of defaulted securities and obligations of distressed issuers (including insolvent issuers or issuers in payment or covenant default, in workout or restructuring, or in bankruptcy or insolvency proceedings) is uncertain.
Derivatives Risk Derivatives can be highly volatile and involve risks different from, and potentially greater than, direct investments, including risks of imperfect correlation between the value of derivatives and underlying assets, counterparty default, potential losses that partially or completely offset gains, and illiquidity. Derivatives can create investment leverage. Losses from derivatives can be substantially greater than the derivatives’ original cost and can sometimes be unlimited. If the value of a derivative does not correlate well with the particular market or asset class the derivative is designed to provide exposure to, the derivative may not have the effect or benefit anticipated. Derivatives can also reduce the opportunity for gains or result in losses by offsetting positive returns in other investments. Many derivatives are traded in the over-the-counter market and not on exchanges.
Dollar Roll and Reverse Repurchase Agreement Transaction Risk These transactions generally create leverage and subject the Fund to the credit risk of the counterparty.
Equity Securities Risk Although stocks may have the potential to outperform other asset classes over the long term, their prices tend to fluctuate more dramatically over the shorter term. These movements may result from factors affecting individual companies, or from broader influences like changes in interest rates, market conditions, or investor confidence, or announcements of economic, political, or financial information.
Fixed Income Securities Risk The values of fixed income securities typically will decline during periods of rising interest rates, and can also decline in response to changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral assets, or changes in market, economic, industry, political, regulatory, public health, and other conditions affecting a particular type of security or issuer or fixed income securities generally. Certain events, such as market or economic developments, regulatory or government actions, natural disasters, pandemics, terrorist attacks, war, and other geopolitical events can have a dramatic adverse effect on the debt market and the overall liquidity of the market for fixed income securities. During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when the Fund would otherwise not do so, and potentially at unfavorable prices. Certain securities may be difficult to value during such periods. Fixed income securities are subject to interest rate risk (the risk that the value of a fixed income security will fall when interest rates rise), extension risk (the risk that the average life of a security will be extended through a slowing of principal payments), prepayment risk (the risk that a security will be prepaid and the Fund will be required to reinvest at a less favorable rate), and credit risk.
Foreign Investment Risk; Emerging Markets Risk; Currency Risk Investments in securities of foreign issuers, securities of companies with significant

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foreign exposure, and foreign currencies can involve additional risks relating to market, industry, political, regulatory, public health, and other conditions. Political, social, diplomatic, and economic developments, U.S. and foreign government action such as the imposition of currency or capital blockages, controls, or tariffs, economic and trade sanctions or embargoes, security suspensions, entering or exiting trade or other intergovernmental agreements, or the expropriation or nationalization of assets in a particular country, can cause dramatic declines in certain or all securities with exposure to that country and other countries. In the event of nationalization, expropriation, or other confiscation, the Fund could lose its entire foreign investment in a particular country. There may be quotas or other limits on the ability of the Fund (or clients of the Fund’s investment adviser or subadviser) to invest or maintain investments in securities of issuers in certain countries. Enforcing legal rights can be more difficult, costly, and limited in certain foreign countries, and can be particularly difficult against foreign governments. Because non-U.S. securities are normally denominated and traded in currencies other than the U.S. dollar, the value of the Fund’s assets may be affected favorably or unfavorably by changes in currency exchange rates, exchange control regulations, and restrictions or prohibitions on the repatriation of non-U.S. currencies. Income and gains with respect to investments in certain countries may be subject to withholding and other taxes. There may be less information publicly available about a non-U.S. company than about a U.S. company, and many non-U.S. companies are not subject to accounting, auditing, and financial reporting standards, regulatory framework and practices comparable to those in the U.S. The securities of some non-U.S. companies, especially those in emerging markets, are less liquid and at times more volatile than securities of comparable U.S. companies. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, less stringent investor protection and disclosure standards, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, and greater volatility in currency exchange rates, and are more susceptible to environmental problems. Many emerging market countries are highly reliant on international trade and exports, including the export of commodities. Their economies may be significantly impacted by fluctuations in commodity prices and the global demand for certain commodities. In addition, many emerging market countries with less established health care systems have experienced outbreaks of pandemics or contagious diseases from time to time. Frontier markets, a subset of emerging markets, generally have smaller economies and less mature capital markets than emerging markets. As a result, the risks of investing in emerging market countries are magnified in frontier market countries. Frontier markets are more susceptible to having abrupt changes in currency values, less mature markets and settlement practices, and lower trading volumes that could lead to greater price volatility and illiquidity. Non-U.S. transaction costs, such as brokerage commissions and custody costs, may be higher than in the United States. In addition, foreign markets can react differently to market, economic, industry, political, regulatory, geopolitical, public health, and other conditions than the U.S. market.
Geographic Focus Risk When the Fund focuses investments on a particular country, group of countries, or geographic region, its performance will be closely tied to the market, currency, economic, political, or regulatory conditions and developments in those countries or that region, and could be more volatile than the performance of more geographically diversified funds.
Growth Company Risk The prices of growth securities are often highly sensitive to market fluctuations because of their heavy dependence on future earnings or cash flow expectations, and can be more volatile than the market in general.
Hedging Risk The Fund’s attempts at hedging and taking long and short positions in currencies may not be successful and could cause the Fund to lose money or fail to get the benefit of a gain on a hedged position. If expected changes to securities prices, interest rates, currency values, and exchange rates, or the creditworthiness of an issuer are not accurately predicted, the Fund could be in a worse position than if it had not entered into such transactions.
Index Funds Risk Certain MML Underlying Funds may attempt to track the performance of a specified index. Therefore, securities may be purchased, retained, and sold by the MML Underlying Fund at times when an actively managed fund would not do so. The structure and composition of the index will affect the performance, volatility, and risk of the index and,

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consequently, the performance, volatility, and risk of the MML Underlying Fund. While the investment adviser or subadviser seeks to track the performance of the index (i.e., achieve a high degree of correlation with the index), the MML Underlying Fund’s return may not match the return of the index. The MML Underlying Fund incurs a number of operating expenses not applicable to the index, and incurs costs in buying and selling securities. In addition, the MML Underlying Fund may not be fully invested at times, generally as a result of cash flows into or out of the MML Underlying Fund or reserves of cash held by the MML Underlying Fund to meet redemptions.
Inflation Risk The value of assets or income from the Fund’s investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions.
Inflation-Linked Securities Risk Such securities may change in value in response to actual or anticipated changes in inflation rates in a manner unanticipated by the Fund’s portfolio manager or investors generally. Inflation-linked securities are subject to fixed income securities risks. When inflation is low, declining, or negative, the Fund’s performance could lag the performance of more conventional bond funds.
Large Company Risk Large-capitalization stocks as a group could fall out of favor with the market, causing the Fund’s investments in large-capitalization stocks to underperform investments that focus on small- or medium-capitalization stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies.
Liquidity Risk Certain securities may be difficult (or impossible) to sell or certain positions may be difficult to close out at a desirable time and price, and the Fund may be required to hold an illiquid investment that is declining in value, or it may be required to sell certain illiquid investments at a price or time that is not advantageous in order to meet redemptions or other cash needs. Some securities may be subject to restrictions on resale. There can be no assurance that there will be a liquid market for instruments held by the Fund at any time. The Fund may not receive the proceeds from the sale of certain investments for an extended period.
Management Risk The Fund relies on the manager’s investment analysis and its selection of investments to achieve its investment objective. There can be no assurance that the Fund will achieve the intended results and the Fund may incur significant losses.
Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock markets can decline significantly in response to issuer, market, economic, industry, political, regulatory, geopolitical, public health, and other conditions, as well as investor perceptions of these conditions. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems, and reduced demand for goods or services.
Mortgage- and Asset-Backed Securities Risk Investments in mortgage- and asset-backed securities subject the Fund to credit risk, interest rate risk, extension risk, and prepayment risk, among other risks. Mortgage-backed and asset-backed securities not issued by a government agency generally involve greater credit risk than securities issued by government agencies. Payment of principal and interest generally depends on the cash flows generated by the underlying assets and the terms of the security. The types of mortgages (for example, residential or commercial mortgages) underlying securities held by the Fund may differ and be affected differently by market factors. Investments that receive only the interest portion or the principal portion of payments on the underlying assets may be highly volatile. Litigation with respect to the representations and warranties given in connection with the issuance of mortgage-backed securities can be an important consideration in investing in such securities, and the outcome of any such litigation could significantly impact the value of the Fund’s mortgage-backed investments.
Preferred Stock Risk Like other equity securities, preferred stock is subject to the risk that its value may decrease based on actual or perceived changes in the business or financial condition of the issuer. In addition, changes in interest rates may adversely affect the value of a preferred stock that pays a fixed dividend.
Real Estate Risk; REIT Risk Real estate-related investments may decline in value as a result of factors affecting the real estate industry, such as the supply of real property in certain markets, changes in zoning laws, environmental regulations and

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other governmental action, delays in completion of construction, changes in real estate values, changes in property taxes, levels of occupancy, losses due to natural disasters, and local and regional market conditions. Investments in REITs may be subject to risks similar to those associated with direct investment in real estate, as well as additional risks associated with equity investments. As a shareholder in a REIT, the Fund, and indirectly the Fund’s shareholders, would bear its ratable share of the REIT’s expenses and would at the same time continue to pay its own fees and expenses.
Repurchase Agreement Risk  These transactions must be fully collateralized, but involve credit risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral.
Sector Risk The Fund may allocate more of its assets to particular industries or to particular economic, market, or industry sectors than to others. This could increase the volatility of the Fund’s portfolio, and the Fund’s performance may be more susceptible to developments affecting issuers in those industries or sectors than if the Fund invested more broadly.
Small and Mid-Cap Company Risk Market risk and liquidity risk are particularly pronounced for securities of small and medium-sized companies, which may trade less frequently and in smaller volumes than more widely-held securities, and may fluctuate in price more than other securities. Their shares can be less liquid than those of larger companies, especially during market declines. Small and medium-sized companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group; they may have been recently organized and have little or no track record of success.
Sovereign Debt Obligations Risk Investments in debt securities issued by governments or by government agencies and instrumentalities involve the risk that the governmental entities responsible for repayment may be unable or unwilling to pay interest and repay principal when due. Many sovereign debt obligations may be rated below investment grade (“junk” or “high yield” bonds). Any restructuring of a sovereign debt obligation held by the Fund will likely have a significant adverse effect on the value of the obligation. In the event of default of sovereign debt, the Fund may be unable to pursue legal action against the sovereign issuer or to realize on collateral securing the debt.
U.S. Government Securities Risk Obligations of certain U.S. Government agencies and instrumentalities are not backed by the full faith and credit of the U.S. Government, and there can be no assurance that the U.S. Government would provide financial support to such agencies and instrumentalities.
Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.
Value Company Risk The value investment approach entails the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock the investment adviser or subadviser judges to be undervalued may actually be appropriately priced.
When-Issued, Delayed Delivery, TBA, and Forward Commitment Transaction Risk These transactions may create leverage and involve a risk of loss if the value of the securities declines prior to settlement.
Performance Information
The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Initial Class shares. The table shows how the Fund’s average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance and additional indexes, including an index that provides a comparison relevant to the Fund’s allocation to fixed income investments (Bloomberg Barclays U.S. Aggregate Bond Index), an index that provides a comparison relevant to the Fund’s allocation to international investments (MSCI ACWI ex USA), and a hypothetical custom index with a similar investment objective which comprises the Bloomberg Barclays U.S. Aggregate Bond (25%), Russell 3000® (56.25%), and MSCI ACWI ex USA (18.75%) Indexes (Custom MML Growth Allocation Index). Performance shown does not reflect the fees and expenses deducted under the variable life insurance or variable annuity contract through which you invest in the Fund. If these amounts were reflected, returns would be less than those shown. Past performance is not necessarily an indication of how the Fund will perform in the future.

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Annual Performance
Initial Class Shares
Highest Quarter:	2Q ’20,	15.63%	Lowest Quarter:	1Q ’20,	-18.58%
Average Annual Total Returns
(for the periods ended December 31, 2020)
		One Year	Five Years	Ten Years
Initial Class	MML Growth Allocation Fund	12.76%	9.70%	8.84%
Service Class	MML Growth Allocation Fund	12.47%	9.43%	8.58%
Russell 3000 Index (reflects no deduction for fees, expenses, or taxes)		20.89%	15.43%	13.79%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)		7.51%	4.44%	3.84%
MSCI ACWI ex USA (reflects no deduction for fees or expenses)		10.65%	8.93%	4.92%
Custom MML Growth Allocation Index (reflects no deduction for fees or expenses)		16.87%	11.79%	9.90%
MANAGEMENT
Investment Adviser: MML Investment Advisers, LLC (“MML Advisers”)
Portfolio Manager(s):
Frederick (Rick) Schulitz, CFA, CAIA is Head of Asset Allocation and a portfolio manager at MML Advisers. He has managed the Fund since July 2018.
PURCHASE AND SALE OF FUND SHARES
Shares of the Fund are generally available to separate investment accounts of variable life insurance and variable annuity contracts offered by companies such as MassMutual. An investor should consult the company issuing the investor’s variable life insurance or variable annuity contract to determine how to make redemptions.
TAX INFORMATION
Dividends and capital gain distributions are paid to the insurance company separate accounts. Variable life insurance and variable annuity contract owners should refer to the variable life insurance or variable annuity product prospectus or consult with their own tax adviser for information regarding the tax consequences of their investment.
PAYMENTS TO INSURANCE COMPANIES AND THEIR AFFILIATES
The Fund is not sold directly to the general public but instead is offered as an underlying investment option for variable insurance contracts. The Fund and its related companies may make payments to the sponsoring insurance company (or its affiliates) or other intermediary for distribution and/or other services. These payments may be a factor that the insurance company considers in including the Fund as an underlying investment option in the variable insurance contract or may create a conflict of interest by influencing the insurance company or other intermediary to recommend the variable insurance contract over another investment. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

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MML Aggressive Allocation Fund
INVESTMENT OBJECTIVE
The Fund seeks to achieve as high a total return over time as is considered consistent with prudent investment risk, preservation of capital, and recognition of the Fund’s stated asset allocation.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. The expenses in the table do not reflect deductions at the separate account level or contract level for any charges that may be incurred under a variable life insurance or variable annuity contract. If these charges were reflected, the fees and expenses in the table would be higher.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Initial Class	Service Class
Management Fees	0.10%	0.10%
Distribution and Service (Rule 12b-1) Fees	None	0.25%
Other Expenses	0.05%	0.05%
Acquired Fund Fees and Expenses	0.83%	0.83%
Total Annual Fund Operating Expenses(1)	0.98%	1.23%

(1)
Because Total Annual Fund Operating Expenses include Acquired Fund Fees and Expenses, they may not correspond to the ratios of expenses to average daily net assets shown in the “Financial Highlights” tables in the Prospectus, which reflect the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. If separate account or variable life insurance or variable annuity contract expenses were included, overall expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Initial Class	$100	$312	$542	$1,201
Service Class	$125	$390	$676	$1,489
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 17% of the average value of its portfolio.
INVESTMENTS, RISKS, AND PERFORMANCE
Principal Investment Strategies
The Fund is a “fund of funds” and seeks to achieve its investment objective by investing in a combination of U.S. domestic and international mutual funds (“MML Underlying Funds”) using an asset allocation strategy. MML Underlying Funds will include a combination of series of the MML Series Investment Fund and MML Series Investment Fund II (advised by MML Investment Advisers, LLC (“MML Advisers”), a wholly-owned subsidiary of Massachusetts Mutual Life Insurance Company (“MassMutual”)), and may also include other, non-affiliated mutual funds. The MML Underlying Funds may invest in various asset classes, including equity securities, fixed income securities, and money market instruments. The Fund has an aggressive asset allocation strategy (relative to the other MML Allocation Funds), with approximately 85% to 95% of its assets invested in equity funds and approximately 5% to 15% invested in fixed income funds, including money market funds.
The Fund will normally invest most of its assets in MML Underlying Funds advised by MML Advisers, the Fund’s investment adviser; the Fund will normally invest no more than 10% of its assets in mutual funds not advised by MML Advisers (referred to here as “non-affiliated” funds). MML Advisers will select MML Underlying Funds from among mutual funds advised by it even though they may have higher expense ratios or less favorable historical performance than non-affiliated funds and MML Advisers will have no obligation to select the least expensive or best performing funds available to serve as MML Underlying Funds. These conflicts of interest may result in a portfolio of MML Underlying Funds that achieves a level of performance, or incurs higher fees, less favorable

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to the Fund than if MML Advisers did not consider such factors or was not subject to such conflicts of interest. There may be circumstances where MML Advisers’ possession of non-public information regarding an MML Underlying Fund will limit the ability of the Fund to buy or sell shares in that MML Underlying Fund when it might otherwise do so, which might adversely affect the investment performance of the Fund.
The table below shows the Fund’s approximate allocation, as of April 8, 2021, among various asset classes and MML Underlying Funds. MML Advisers does not intend to trade actively among MML Underlying Funds or to attempt to capture short-term market opportunities as primary activities. MML Advisers may modify the asset allocation strategy or the selection of MML Underlying Funds at any time and from time to time, and may invest the Fund’s assets in additional or different MML Underlying Funds, including Funds that may be created in the future. At any given time, the Fund’s allocations to MML Underlying Funds may be affected by a variety of factors (such as, for example, whether a MML Underlying Fund is accepting additional investments). Actual allocations to MML Underlying Funds are available in the Fund’s shareholder reports and at https://www.massmutual.com/funds from time to time. A brief description of the MML Underlying Funds is included in Appendix E of the Statement of Additional Information (“SAI”).
Equity Funds	89.49%
– U.S. Large Cap Equity Funds
MML Blue Chip Growth Fund	6.48%
MML Equity Income Fund	6.08%
MML Equity Index Fund	0.45%
MML Focused Equity Fund	8.11%
MML Fundamental Equity Fund	4.93%
MML Fundamental Value Fund	5.97%
MML Income & Growth Fund	6.41%
MML Large Cap Growth Fund	2.26%
Invesco V.I. Main Street Fund®	0.15%
– U.S. Mid Cap Equity Funds
MML Mid Cap Growth Fund	7.32%
MML Mid Cap Value Fund	5.18%
MML Small/Mid Cap Value Fund	1.71%
Invesco V.I. Discovery Mid Cap Growth Fund	1.20%
– U.S. Small Cap Equity Funds
MML Small Cap Growth Equity Fund	1.45%
MML Small Company Value Fund	2.46%
– Global Developed Funds
MML Global Fund	11.41%
Invesco V.I. Global Fund	2.42%
– International Developed Funds
MML Foreign Fund	4.65%
MML International Equity Fund	5.16%
Invesco Oppenheimer V.I. International Growth Fund	0.11%
– Emerging Markets Funds
MML Strategic Emerging Markets Fund	5.59%
Fixed Income Funds	10.51%
– Global Bond Funds
Invesco V.I. Global Strategic Income Fund	0.76%
– High Yield Bond Funds
MML High Yield Fund	0.97%
– Inflation Managed Funds
MML Inflation-Protected and Income Fund	2.28%
– U.S. Core/Core Plus Bond Funds
MML Dynamic Bond Fund	0.91%
MML Managed Bond Fund	2.09%
MML Total Return Bond Fund	1.94%
– U.S. Short-Term Bond Funds
MML Short-Duration Bond Fund	1.56%
Note: Above allocations may not sum up to 100% due to rounding.
Through its investments in MML Underlying Funds, the Fund will be exposed to a wide range of securities and other instruments with differing characteristics (such as credit quality, duration, geography, industry, and market capitalization), which may include without limitation equity securities of small-, mid-, or large-capitalization U.S. or non-U.S. issuers (including issuers that may only recently have become public companies), fixed income securities of U.S. or non-U.S. private or governmental issuers (including “junk” or “high yield” bonds, including securities in default), inflation-protected securities, bank loans, and short-term investments of any kind. Equity securities may include common stocks, preferred stocks, securities convertible into common or preferred stock, real estate investment trusts (“REITs”), rights, and warrants. A MML Underlying Fund may engage in foreign currency exchange transactions, including forward contracts, options on currency, futures contracts, and swap contracts, to take long or short positions in foreign currencies in order to enhance its investment return, or to attempt to protect against adverse changes in currency exchange rates. A MML Underlying Fund may be permitted to use a wide variety of additional exchange-traded and over-the-counter derivatives, including options, futures contracts, swap contracts (including interest rate swaps, total return swaps, and credit default swaps), and hybrid instruments. A MML Underlying Fund may typically use these

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derivatives for hedging purposes, as a substitute for direct investments, to earn additional income, to gain exposure to securities or markets in which it might not be able to invest directly, or to adjust various portfolio characteristics, including the duration (interest rate volatility) of the Fund’s portfolio of debt securities. Use of derivatives by a MML Underlying Fund may create investment leverage. A MML Underlying Fund may enter into repurchase agreement transactions. A MML Underlying Fund may invest in mortgage-backed or other asset-backed securities. A MML Underlying Fund may enter into dollar roll or reverse repurchase agreement transactions. Some investments by an MML Underlying Fund may be restricted as to resale or otherwise considered to be illiquid. The Fund will bear a pro rata share of the MML Underlying Funds’ expenses. The Fund also bears all of the risks associated with the investment strategies used by the MML Underlying Funds.
Principal Risks
The following are the Principal Risks of the Fund. The value of your investment in the Fund could go down as well as up. You can lose money by investing in the Fund. Although the descriptions below refer to the risks relating to investment activities of the Fund, many of the risks arise due to the investment activities of the MML Underlying Funds. Certain risks relating to instruments and strategies used in the management of the Fund are placed first. The significance of any specific risk to an investment in the Fund will vary over time, depending on the composition of the Fund’s portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks may result in losses to the Fund.
Allocation Risk The allocation of investments among the MML Underlying Funds’ different investment styles, such as equity or debt securities, or U.S. or non-U.S. securities, may have a more significant effect on the Fund’s net asset value when one of these investments is performing more poorly than the other. There is no assurance that allocation decisions will result in the desired effects. The limited universe of MML Underlying Funds and the requirement that a significant percentage of Fund assets be invested in mutual funds advised by MML Advisers as noted in “Principal Investment Strategies” may adversely affect Fund performance.
Risk of Investment in Other Funds or Pools The Fund is indirectly exposed to all of the risks of the
MML Underlying Funds, including exchange-traded funds, in which it invests, including the risk that the MML Underlying Funds will not perform as expected. ETFs are subject to special risks, including secondary market trading risks and the risk that an ETF’s shares may trade above or below net asset value. The Fund indirectly pays a portion of the expenses incurred by the MML Underlying Funds.
Bank Loans Risk Many of the risks associated with bank loans are similar to the risks of investing in below investment grade debt securities. Changes in the financial condition of the borrower or economic conditions or other circumstances may reduce the capacity of the borrower to make principal and interest payments on such instruments and may lead to defaults. Senior secured bank loans are typically supported by collateral; however the value of the collateral may be insufficient to cover the amount owed to the Fund, or the Fund may be prevented or delayed from realizing on the collateral. Some loans may be unsecured; unsecured loans generally present a greater risk of loss to the Fund if the issuer defaults. If the Fund relies on a third party to administer a loan, the Fund is subject to the risk that the third party will fail to perform its obligations. In addition, if the Fund holds only a participation interest in a loan made by a third party, the Fund’s receipt of payments on the loan will depend on the third party’s willingness and ability to make those payments to the Fund. The settlement time for certain loans is longer than the settlement time for many other types of investments, and the Fund may not receive the payment for a loan sold by it until well after the sale; that cash would be unavailable for payment of redemption proceeds or for reinvestment. Interests in some bank loans may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Fund believes to be a fair price.
Below Investment Grade Debt Securities Risk Below investment grade debt securities, commonly known as “junk” or “high yield” bonds, have speculative characteristics and involve greater volatility of price and yield, greater risk of loss of principal and interest, and generally reflect a greater possibility of an adverse change in financial condition that could affect an issuer’s ability to honor its obligations.

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Cash Position Risk If the Fund holds a significant portion of its assets in cash or cash equivalents, its investment returns may be adversely affected and the Fund may not achieve its investment objective.
Convertible Securities Risk Convertible securities are subject to the risks of both debt instruments and equity securities. The price of a convertible security may change in response to changes in price of the underlying equity security, the credit quality of the issuer, and interest rates. In general, the values of convertible securities tend to decline as interest rates rise and to rise when interest rates fall. A convertible security generally has less potential for gain or loss than the underlying equity security.
Credit Risk Credit risk is the risk that an issuer, guarantor, or liquidity provider of a fixed income security held by the Fund may be unable or unwilling, or may be perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. The Fund may also be exposed to the credit risk of its counterparty to repurchase agreements, reverse repurchase agreements, swap transactions, and other derivatives transactions, and to the counterparty’s ability or willingness to perform in accordance with the terms of the transaction. The value of such transactions to the Fund will depend on the willingness and ability of the counterparty to perform its obligations, including among other things the obligation to return collateral or margin to the Fund.
Defaulted and Distressed Securities Risk Because the issuer of such securities is in default and is likely to be in distressed financial condition, repayment of defaulted securities and obligations of distressed issuers (including insolvent issuers or issuers in payment or covenant default, in workout or restructuring, or in bankruptcy or insolvency proceedings) is uncertain.
Derivatives Risk Derivatives can be highly volatile and involve risks different from, and potentially greater than, direct investments, including risks of imperfect correlation between the value of derivatives and underlying assets, counterparty default, potential losses that partially or completely offset gains, and illiquidity. Derivatives can create investment leverage. Losses from derivatives can be substantially greater than the derivatives’ original cost and can sometimes be unlimited. If the value of a derivative does not correlate well with the particular market or asset class the derivative is designed to provide exposure to, the derivative may not have the effect or benefit anticipated. Derivatives can also reduce the opportunity for gains or result in losses by offsetting positive returns in other investments. Many derivatives are traded in the over-the-counter market and not on exchanges.
Dollar Roll and Reverse Repurchase Agreement Transaction Risk These transactions generally create leverage and subject the Fund to the credit risk of the counterparty.
Equity Securities Risk Although stocks may have the potential to outperform other asset classes over the long term, their prices tend to fluctuate more dramatically over the shorter term. These movements may result from factors affecting individual companies, or from broader influences like changes in interest rates, market conditions, or investor confidence, or announcements of economic, political, or financial information.
Fixed Income Securities Risk The values of fixed income securities typically will decline during periods of rising interest rates, and can also decline in response to changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral assets, or changes in market, economic, industry, political, regulatory, public health, and other conditions affecting a particular type of security or issuer or fixed income securities generally. Certain events, such as market or economic developments, regulatory or government actions, natural disasters, pandemics, terrorist attacks, war, and other geopolitical events can have a dramatic adverse effect on the debt market and the overall liquidity of the market for fixed income securities. During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when the Fund would otherwise not do so, and potentially at unfavorable prices. Certain securities may be difficult to value during such periods. Fixed income securities are subject to interest rate risk (the risk that the value of a fixed income security will fall when interest rates rise), extension risk (the risk that the average life of a security will be extended through a slowing of principal payments), prepayment risk (the risk that a security will be prepaid and the Fund will be required to reinvest at a less favorable rate), and credit risk.
Foreign Investment Risk; Emerging Markets Risk; Currency Risk Investments in securities of foreign issuers, securities of companies with significant

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foreign exposure, and foreign currencies can involve additional risks relating to market, industry, political, regulatory, public health, and other conditions. Political, social, diplomatic, and economic developments, U.S. and foreign government action such as the imposition of currency or capital blockages, controls, or tariffs, economic and trade sanctions or embargoes, security suspensions, entering or exiting trade or other intergovernmental agreements, or the expropriation or nationalization of assets in a particular country, can cause dramatic declines in certain or all securities with exposure to that country and other countries. In the event of nationalization, expropriation, or other confiscation, the Fund could lose its entire foreign investment in a particular country. There may be quotas or other limits on the ability of the Fund (or clients of the Fund’s investment adviser or subadviser) to invest or maintain investments in securities of issuers in certain countries. Enforcing legal rights can be more difficult, costly, and limited in certain foreign countries, and can be particularly difficult against foreign governments. Because non-U.S. securities are normally denominated and traded in currencies other than the U.S. dollar, the value of the Fund’s assets may be affected favorably or unfavorably by changes in currency exchange rates, exchange control regulations, and restrictions or prohibitions on the repatriation of non-U.S. currencies. Income and gains with respect to investments in certain countries may be subject to withholding and other taxes. There may be less information publicly available about a non-U.S. company than about a U.S. company, and many non-U.S. companies are not subject to accounting, auditing, and financial reporting standards, regulatory framework and practices comparable to those in the U.S. The securities of some non-U.S. companies, especially those in emerging markets, are less liquid and at times more volatile than securities of comparable U.S. companies. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, less stringent investor protection and disclosure standards, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, and greater volatility in currency exchange rates, and are more susceptible to environmental problems. Many emerging market countries are highly reliant on international trade and exports, including the export of commodities. Their economies may be significantly impacted by fluctuations in commodity prices and the global demand for certain commodities. In addition, many emerging market countries with less established health care systems have experienced outbreaks of pandemics or contagious diseases from time to time. Frontier markets, a subset of emerging markets, generally have smaller economies and less mature capital markets than emerging markets. As a result, the risks of investing in emerging market countries are magnified in frontier market countries. Frontier markets are more susceptible to having abrupt changes in currency values, less mature markets and settlement practices, and lower trading volumes that could lead to greater price volatility and illiquidity. Non-U.S. transaction costs, such as brokerage commissions and custody costs, may be higher than in the United States. In addition, foreign markets can react differently to market, economic, industry, political, regulatory, geopolitical, public health, and other conditions than the U.S. market.
Geographic Focus Risk When the Fund focuses investments on a particular country, group of countries, or geographic region, its performance will be closely tied to the market, currency, economic, political, or regulatory conditions and developments in those countries or that region, and could be more volatile than the performance of more geographically diversified funds.
Growth Company Risk The prices of growth securities are often highly sensitive to market fluctuations because of their heavy dependence on future earnings or cash flow expectations, and can be more volatile than the market in general.
Hedging Risk The Fund’s attempts at hedging and taking long and short positions in currencies may not be successful and could cause the Fund to lose money or fail to get the benefit of a gain on a hedged position. If expected changes to securities prices, interest rates, currency values, and exchange rates, or the creditworthiness of an issuer are not accurately predicted, the Fund could be in a worse position than if it had not entered into such transactions.
Index Funds Risk Certain MML Underlying Funds may attempt to track the performance of a specified index. Therefore, securities may be purchased, retained, and sold by the MML Underlying Fund at times when an actively managed fund would not do so. The structure and composition of the index will affect the performance, volatility, and risk of the index and,

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consequently, the performance, volatility, and risk of the MML Underlying Fund. While the investment adviser or subadviser seeks to track the performance of the index (i.e., achieve a high degree of correlation with the index), the MML Underlying Fund’s return may not match the return of the index. The MML Underlying Fund incurs a number of operating expenses not applicable to the index, and incurs costs in buying and selling securities. In addition, the MML Underlying Fund may not be fully invested at times, generally as a result of cash flows into or out of the MML Underlying Fund or reserves of cash held by the MML Underlying Fund to meet redemptions.
Inflation Risk The value of assets or income from the Fund’s investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions.
Inflation-Linked Securities Risk Such securities may change in value in response to actual or anticipated changes in inflation rates in a manner unanticipated by the Fund’s portfolio manager or investors generally. Inflation-linked securities are subject to fixed income securities risks. When inflation is low, declining, or negative, the Fund’s performance could lag the performance of more conventional bond funds.
Large Company Risk Large-capitalization stocks as a group could fall out of favor with the market, causing the Fund’s investments in large-capitalization stocks to underperform investments that focus on small- or medium-capitalization stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies.
Liquidity Risk Certain securities may be difficult (or impossible) to sell or certain positions may be difficult to close out at a desirable time and price, and the Fund may be required to hold an illiquid investment that is declining in value, or it may be required to sell certain illiquid investments at a price or time that is not advantageous in order to meet redemptions or other cash needs. Some securities may be subject to restrictions on resale. There can be no assurance that there will be a liquid market for instruments held by the Fund at any time. The Fund may not receive the proceeds from the sale of certain investments for an extended period.
Management Risk The Fund relies on the manager’s investment analysis and its selection of investments to achieve its investment objective. There can be no assurance that the Fund will achieve the intended results and the Fund may incur significant losses.
Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock markets can decline significantly in response to issuer, market, economic, industry, political, regulatory, geopolitical, public health, and other conditions, as well as investor perceptions of these conditions. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems, and reduced demand for goods or services.
Mortgage- and Asset-Backed Securities Risk Investments in mortgage- and asset-backed securities subject the Fund to credit risk, interest rate risk, extension risk, and prepayment risk, among other risks. Mortgage-backed and asset-backed securities not issued by a government agency generally involve greater credit risk than securities issued by government agencies. Payment of principal and interest generally depends on the cash flows generated by the underlying assets and the terms of the security. The types of mortgages (for example, residential or commercial mortgages) underlying securities held by the Fund may differ and be affected differently by market factors. Investments that receive only the interest portion or the principal portion of payments on the underlying assets may be highly volatile. Litigation with respect to the representations and warranties given in connection with the issuance of mortgage-backed securities can be an important consideration in investing in such securities, and the outcome of any such litigation could significantly impact the value of the Fund’s mortgage-backed investments.
Preferred Stock Risk Like other equity securities, preferred stock is subject to the risk that its value may decrease based on actual or perceived changes in the business or financial condition of the issuer. In addition, changes in interest rates may adversely affect the value of a preferred stock that pays a fixed dividend.
Real Estate Risk; REIT Risk Real estate-related investments may decline in value as a result of factors affecting the real estate industry, such as the supply of real property in certain markets, changes in zoning laws, environmental regulations and

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other governmental action, delays in completion of construction, changes in real estate values, changes in property taxes, levels of occupancy, losses due to natural disasters, and local and regional market conditions. Investments in REITs may be subject to risks similar to those associated with direct investment in real estate, as well as additional risks associated with equity investments. As a shareholder in a REIT, the Fund, and indirectly the Fund’s shareholders, would bear its ratable share of the REIT’s expenses and would at the same time continue to pay its own fees and expenses.
Repurchase Agreement Risk  These transactions must be fully collateralized, but involve credit risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral.
Sector Risk The Fund may allocate more of its assets to particular industries or to particular economic, market, or industry sectors than to others. This could increase the volatility of the Fund’s portfolio, and the Fund’s performance may be more susceptible to developments affecting issuers in those industries or sectors than if the Fund invested more broadly.
Small and Mid-Cap Company Risk Market risk and liquidity risk are particularly pronounced for securities of small and medium-sized companies, which may trade less frequently and in smaller volumes than more widely-held securities, and may fluctuate in price more than other securities. Their shares can be less liquid than those of larger companies, especially during market declines. Small and medium-sized companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group; they may have been recently organized and have little or no track record of success.
Sovereign Debt Obligations Risk Investments in debt securities issued by governments or by government agencies and instrumentalities involve the risk that the governmental entities responsible for repayment may be unable or unwilling to pay interest and repay principal when due. Many sovereign debt obligations may be rated below investment grade (“junk” or “high yield” bonds). Any restructuring of a sovereign debt obligation held by the Fund will likely have a significant adverse effect on the value of the obligation. In the event of default of sovereign debt, the Fund may be unable to pursue legal action against the sovereign issuer or to realize on collateral securing the debt.
U.S. Government Securities Risk Obligations of certain U.S. Government agencies and instrumentalities are not backed by the full faith and credit of the U.S. Government, and there can be no assurance that the U.S. Government would provide financial support to such agencies and instrumentalities.
Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.
Value Company Risk The value investment approach entails the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock the investment adviser or subadviser judges to be undervalued may actually be appropriately priced.
When-Issued, Delayed Delivery, TBA, and Forward Commitment Transaction Risk These transactions may create leverage and involve a risk of loss if the value of the securities declines prior to settlement.
Performance Information
The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Initial Class shares. The table shows how the Fund’s average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance and additional indexes, including an index that provides a comparison relevant to the Fund’s allocation to fixed income investments (Bloomberg Barclays U.S. Aggregate Bond Index), an index that provides a comparison relevant to the Fund’s allocation to international investments (MSCI ACWI ex USA), and a hypothetical custom index with a similar investment objective which comprises the Bloomberg Barclays U.S. Aggregate Bond (10%), Russell 3000® (67.5%), and MSCI ACWI ex USA (22.5%) Indexes (Custom MML Aggressive Allocation Index). Performance shown does not reflect the fees and expenses deducted under the variable life insurance or variable annuity contract through which you invest in the Fund. If these amounts were reflected, returns would be less than those shown. Past performance is not necessarily an indication of how the Fund will perform in the future.

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Annual Performance
Initial Class Shares
Highest Quarter:	2Q ’20,	17.59%	Lowest Quarter:	1Q ’20,	-21.65%
Average Annual Total Returns
(for the periods ended December 31, 2020)
		One Year	Five Years	Ten Years
Initial Class	MML Aggressive Allocation Fund	13.35%	10.72%	9.71%
Service Class	MML Aggressive Allocation Fund	13.08%	10.42%	9.44%
Russell 3000 Index (reflects no deduction for fees, expenses, or taxes)		20.89%	15.43%	13.79%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)		7.51%	4.44%	3.84%
MSCI ACWI ex USA (reflects no deduction for fees or expenses)		10.65%	8.93%	4.92%
Custom MML Aggressive Allocation Index (reflects no deduction for fees or expenses)		17.84%	13.03%	10.93%
MANAGEMENT
Investment Adviser: MML Investment Advisers, LLC (“MML Advisers”)
Portfolio Manager(s):
Frederick (Rick) Schulitz, CFA, CAIA is Head of Asset Allocation and a portfolio manager at MML Advisers. He has managed the Fund since July 2018.
PURCHASE AND SALE OF FUND SHARES
Shares of the Fund are generally available to separate investment accounts of variable life insurance and variable annuity contracts offered by companies such as MassMutual. An investor should consult the company issuing the investor’s variable life insurance or variable annuity contract to determine how to make redemptions.
TAX INFORMATION
Dividends and capital gain distributions are paid to the insurance company separate accounts. Variable life insurance and variable annuity contract owners should refer to the variable life insurance or variable annuity product prospectus or consult with their own tax adviser for information regarding the tax consequences of their investment.
PAYMENTS TO INSURANCE COMPANIES AND THEIR AFFILIATES
The Fund is not sold directly to the general public but instead is offered as an underlying investment option for variable insurance contracts. The Fund and its related companies may make payments to the sponsoring insurance company (or its affiliates) or other intermediary for distribution and/or other services. These payments may be a factor that the insurance company considers in including the Fund as an underlying investment option in the variable insurance contract or may create a conflict of interest by influencing the insurance company or other intermediary to recommend the variable insurance contract over another investment. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

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MML American Funds Growth Fund
INVESTMENT OBJECTIVE
The Fund seeks to provide investors with growth of capital.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. The expenses in the table do not reflect deductions at the separate account level or contract level for any charges that may be incurred under a variable life insurance or variable annuity contract. If these charges were reflected, the fees and expenses in the table would be higher.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Service Class I(1)
Management Fees	0.47%
Distribution and Service (Rule 12b-1) Fees	0.25%
Other Expenses	0.31%
Total Annual Fund Operating Expenses(2)	1.03%

(1)
Reflects the combined expenses of the Master Growth Fund and the Fund. The Fund has a management fee of 0.15%, Rule 12b-1 Fees of 0.25%, and other expenses of 0.28%. The Master Growth Fund has a management fee of 0.32% and other expenses of 0.04%.

(2)
Because Total Annual Fund Operating Expenses include Master Fund Fees and Expenses, they may not correspond to the ratios of expenses to average daily net assets shown in the “Financial Highlights” tables in the Prospectus, which reflect the operating expenses of the Fund and do not include Master Fund Fees and Expenses.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in Service Class I shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. If separate account or variable life insurance or variable annuity contract expenses were included, overall expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Service Class I	$106	$331	$574	$1,271
Portfolio Turnover
The Master Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Master Fund’s portfolio turnover rate was 32% of the average value of its portfolio.
INVESTMENTS, RISKS, AND PERFORMANCE
Principal Investment Strategies
The Fund pursues its investment objective through a “master feeder” relationship. The Fund invests all of its assets in Class 1 shares of the American Funds Insurance Series – Growth Fund (the “Master Growth Fund”), a series of the American Funds Insurance Series, a registered open-end investment company, managed by Capital Research and Management Company (“Capital Research”) with substantially the same investment objective. The Master Growth Fund invests primarily in common stocks and seeks to invest in companies that appear to offer superior opportunities for growth of capital. The Master Growth Fund may invest up to 25% of its assets in common stocks and other securities of issuers domiciled outside the United States. The Master Growth Fund may hold a portion of its assets in cash or cash equivalents.
Capital Research uses a system of multiple portfolio managers in managing the Master Growth Fund’s assets. Under this approach, the portfolio of the Master Growth Fund is divided into segments managed by individual managers.
The Master Growth Fund relies on the professional judgment of its investment adviser, Capital Research, to make decisions about the Master Growth Fund’s portfolio investments. The basic investment philosophy of Capital Research is to seek to invest in attractively valued companies that, in its opinion, represent good, long-term investment opportunities. Securities may be sold when Capital Research believes that they no longer represent relatively attractive investment opportunities.
Principal Risks
The following are the Principal Risks of the Fund, which the Fund is exposed to through its investment in the Master Growth Fund. The value

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of your investment in the Fund could go down as well as up. You can lose money by investing in the Fund. Although the descriptions below refer to the risks relating to investment activities of the Fund, many of the risks arise due to the investment activities of the Master Growth Fund. Certain risks relating to instruments and strategies used in the management of the Fund are placed first. The significance of any specific risk to an investment in the Fund will vary over time, depending on the composition of the Fund’s portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks may result in losses to the Fund.
Risk of Investment in Other Funds or Pools The Fund is indirectly exposed to all of the risks of the underlying funds, including ETFs, in which it invests, including the risk that the underlying funds will not perform as expected. ETFs are subject to special risks, including secondary market trading risks and the risk that an ETF’s shares may trade above or below net asset value. The Fund indirectly pays a portion of the expenses incurred by the underlying funds.
Master-Feeder Structure Risk Other feeder funds may also invest in the Master Fund, including larger feeder funds with more voting power than the Fund over the operations of a Master Fund. Also, a large-scale redemption by another feeder fund may increase the proportionate share of the costs of a Master Fund borne by the Fund.
Equity Securities Risk Although stocks may have the potential to outperform other asset classes over the long term, their prices tend to fluctuate more dramatically over the shorter term. These movements may result from factors affecting individual companies, or from broader influences like changes in interest rates, market conditions, or investor confidence, or announcements of economic, political, or financial information.
Foreign Investment Risk; Emerging Markets Risk; Currency Risk Investments in securities of foreign issuers, securities of companies with significant foreign exposure, and foreign currencies can involve additional risks relating to market, industry, political, regulatory, public health, and other conditions. Political, social, diplomatic, and economic developments, U.S. and foreign government action such as the imposition of currency or capital blockages, controls, or tariffs, economic and trade sanctions or embargoes, security suspensions, entering or exiting trade or other intergovernmental agreements, or the expropriation or nationalization of assets in a particular country, can cause dramatic declines in certain or all securities with exposure to that country and other countries. In the event of nationalization, expropriation, or other confiscation, the Fund could lose its entire foreign investment in a particular country. There may be quotas or other limits on the ability of the Fund (or clients of the Fund’s investment adviser or subadviser) to invest or maintain investments in securities of issuers in certain countries. Enforcing legal rights can be more difficult, costly, and limited in certain foreign countries, and can be particularly difficult against foreign governments. Because non-U.S. securities are normally denominated and traded in currencies other than the U.S. dollar, the value of the Fund’s assets may be affected favorably or unfavorably by changes in currency exchange rates, exchange control regulations, and restrictions or prohibitions on the repatriation of non-U.S. currencies. Income and gains with respect to investments in certain countries may be subject to withholding and other taxes. There may be less information publicly available about a non-U.S. company than about a U.S. company, and many non-U.S. companies are not subject to accounting, auditing, and financial reporting standards, regulatory framework and practices comparable to those in the U.S. The securities of some non-U.S. companies, especially those in emerging markets, are less liquid and at times more volatile than securities of comparable U.S. companies. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, less stringent investor protection and disclosure standards, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, and greater volatility in currency exchange rates, and are more susceptible to environmental problems. Many emerging market countries are highly reliant on international trade and exports, including the export of commodities. Their economies may be significantly impacted by fluctuations in commodity prices and the global demand for certain commodities. In addition, many emerging market countries with less established health care systems have experienced outbreaks of pandemics or contagious diseases from time to time. Frontier markets, a subset of emerging markets, generally have smaller economies and less mature capital markets than emerging markets. As a result, the

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risks of investing in emerging market countries are magnified in frontier market countries. Frontier markets are more susceptible to having abrupt changes in currency values, less mature markets and settlement practices, and lower trading volumes that could lead to greater price volatility and illiquidity. Non-U.S. transaction costs, such as brokerage commissions and custody costs, may be higher than in the United States. In addition, foreign markets can react differently to market, economic, industry, political, regulatory, geopolitical, public health, and other conditions than the U.S. market.
Growth Company Risk The prices of growth securities are often highly sensitive to market fluctuations because of their heavy dependence on future earnings or cash flow expectations, and can be more volatile than the market in general.
Large Company Risk Large-capitalization stocks as a group could fall out of favor with the market, causing the Fund’s investments in large-capitalization stocks to underperform investments that focus on small- or medium-capitalization stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies.
Small and Mid-Cap Company Risk Market risk and liquidity risk are particularly pronounced for securities of small and medium-sized companies, which may trade less frequently and in smaller volumes than more widely-held securities, and may fluctuate in price more than other securities. Their shares can be less liquid than those of larger companies, especially during market declines. Small and medium-sized companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group; they may have been recently organized and have little or no track record of success.
Cash Position Risk If the Fund holds a significant portion of its assets in cash or cash equivalents, its investment returns may be adversely affected and the Fund may not achieve its investment objective.
Liquidity Risk Certain securities may be difficult (or impossible) to sell or certain positions may be difficult to close out at a desirable time and price, and the Fund may be required to hold an illiquid investment that is declining in value, or it may be required to sell certain illiquid investments at a price or time that is not advantageous in order to meet redemptions or other cash needs. Some securities may be subject to restrictions on resale. There can be no assurance that there will be a liquid market for instruments held by the Fund at any time. The Fund may not receive the proceeds from the sale of certain investments for an extended period.
Management Risk The Fund relies on the manager’s investment analysis and its selection of investments to achieve its investment objective. There can be no assurance that the Fund will achieve the intended results and the Fund may incur significant losses.
Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock markets can decline significantly in response to issuer, market, economic, industry, political, regulatory, geopolitical, public health, and other conditions, as well as investor perceptions of these conditions. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems, and reduced demand for goods or services.
Sector Risk The Fund may allocate more of its assets to particular industries or to particular economic, market, or industry sectors than to others. This could increase the volatility of the Fund’s portfolio, and the Fund’s performance may be more susceptible to developments affecting issuers in those industries or sectors than if the Fund invested more broadly.
Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.
Performance Information
The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Service Class I shares. The table shows how the Fund’s average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance and an additional index that provides a style-specific comparison for the Fund’s returns (Russell 1000® Growth Index). Performance shown does not reflect the fees and expenses deducted under the variable life insurance or variable annuity contract through which you invest in the Fund. If these amounts were reflected, returns would be less than

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those shown. Past performance is not necessarily an indication of how the Fund will perform in the future.
Annual Performance
Service Class I Shares
Highest Quarter:	2Q ’20,	28.59%	Lowest Quarter:	3Q ’11,	-16.83%
Average Annual Total Returns
(for the periods ended December 31, 2020)
		One Year	Five Years	Ten Years
Service Class I	MML American Funds Growth Fund	51.41%	22.23%	16.34%
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)		18.40%	15.22%	13.88%
Russell 1000 Growth Index (reflects no deduction for fees, expenses, or taxes)		38.49%	21.00%	17.21%
MANAGEMENT
Investment Adviser to the Fund: MML Investment Advisers, LLC (“MML Advisers”)
Investment Adviser to the Master Fund: Capital Research and Management CompanySM
Portfolio Managers of the Master Fund:
Paul Benjamin is Partner – Capital World Investors, and has been an equity portfolio manager for the Master Fund for three years and, prior to that, an investment analyst for the Master Fund for twelve years.
Mark L. Casey is Partner – Capital International Investors and has been an equity portfolio manager for the Master Fund for four years and, prior to that, an investment analyst for the Master Fund for eleven years.
Irfan M. Furniturewala is Partner – Capital International Investors and has been an equity portfolio manager for the Master Fund for less than one year and, prior to that, an investment analyst for the Master Fund for one year.
Anne-Marie Peterson is Partner – Capital World Investors and has been an equity portfolio manager for the Master Fund for three years and, prior to that, an investment analyst for the Master Fund for eleven years.
Andraz Razen is Partner – Capital World Investors and has been an equity portfolio manager for the Master Fund for the past eight years and, prior to that, an investment analyst for the Master Fund for three years.
Alan J. Wilson is Partner – Capital World Investors and has been an equity portfolio manager for the Master Fund for the past seven years.
PURCHASE AND SALE OF FUND SHARES
Shares of the Fund are generally available to separate investment accounts of variable life insurance and variable annuity contracts offered by companies such as MassMutual. An investor should consult the company issuing the investor’s variable life insurance or variable annuity contract to determine how to make redemptions.
TAX INFORMATION
Dividends and capital gain distributions are paid to the insurance company separate accounts. Variable life insurance and variable annuity contract owners should refer to the variable life insurance or variable annuity product prospectus or consult with their own tax adviser for information regarding the tax consequences of their investment.
PAYMENTS TO INSURANCE COMPANIES AND THEIR AFFILIATES
The Fund is not sold directly to the general public but instead is offered as an underlying investment option for variable insurance contracts. The Fund and its related companies may make payments to the sponsoring insurance company (or its affiliates) or other intermediary for distribution and/or other services. These payments may be a factor that the insurance company considers in including the Fund as an underlying investment option in the variable insurance contract or may create a conflict of interest by influencing the insurance company or other intermediary to recommend the variable insurance contract over another investment. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

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MML American Funds International Fund
INVESTMENT OBJECTIVE
The Fund seeks long-term capital growth of assets.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. The expenses in the table do not reflect deductions at the separate account level or contract level for any charges that may be incurred under a variable life insurance or variable annuity contract. If these charges were reflected, the fees and expenses in the table would be higher.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Service Class I(1)
Management Fees	0.64%
Distribution and Service (Rule 12b-1) Fees	0.25%
Other Expenses	0.39%
Total Annual Fund Operating Expenses(2)	1.28%

(1)
Reflects the combined expenses of the Master International Fund and the Fund. The Fund has a management fee of 0.15%, Rule 12b-1 Fees of 0.25%, and other expenses of 0.33%. The Master International Fund has a management fee of 0.49% and other expenses of 0.06%.

(2)
Because Total Annual Fund Operating Expenses include Master Fund Fees and Expenses, they may not correspond to the ratios of expenses to average daily net assets shown in the “Financial Highlights” tables in the Prospectus, which reflect the operating expenses of the Fund and do not include Master Fund Fees and Expenses.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in Service Class I shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. If separate account or variable life insurance or variable annuity contract expenses were included, overall expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Service Class I	$130	$406	$702	$1,545
Portfolio Turnover
The Master Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Master Fund’s portfolio turnover rate was 40% of the average value of its portfolio.
INVESTMENTS, RISKS, AND PERFORMANCE
Principal Investment Strategies
The Fund pursues its investment objective through a “master-feeder” relationship. The Fund invests all of its assets in Class 1 shares of the American Funds Insurance Series – International Fund (the “Master International Fund”), a series of the American Funds Insurance Series, a registered open-end investment company managed by Capital Research and Management Company (“Capital Research”) with substantially the same investment objective. The Master International Fund invests primarily in common stocks of companies domiciled outside the United States, including companies domiciled in emerging markets, that Capital Research believes have the potential for growth. The Master International Fund may hold a portion of its assets in cash or cash equivalents.
Capital Research uses a system of multiple portfolio managers in managing the Master International Fund’s assets. Under this approach, the portfolio of the Master International Fund is divided into segments managed by individual managers.
The Master International Fund relies on the professional judgment of its investment adviser, Capital Research, to make decisions about the Master International Fund’s portfolio investments. The basic investment philosophy of Capital Research is to seek to invest in attractively valued companies that, in its opinion, represent good, long-term investment opportunities. Securities may be sold when Capital Research believes that they no longer represent relatively attractive investment opportunities.
Principal Risks
The following are the Principal Risks of the Fund, which the Fund is exposed to through its investment in the Master International Fund. The value of your investment in the Fund could go

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down as well as up. You can lose money by investing in the Fund. Although the descriptions below refer to the risks relating to investment activities of the Fund, many of the risks arise due to the investment activities of the Master International Fund. Certain risks relating to instruments and strategies used in the management of the Fund are placed first. The significance of any specific risk to an investment in the Fund will vary over time, depending on the composition of the Fund’s portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks may result in losses to the Fund.
Risk of Investment in Other Funds or Pools The Fund is indirectly exposed to all of the risks of the underlying funds, including ETFs, in which it invests, including the risk that the underlying funds will not perform as expected. ETFs are subject to special risks, including secondary market trading risks and the risk that an ETF’s shares may trade above or below net asset value. The Fund indirectly pays a portion of the expenses incurred by the underlying funds.
Master-Feeder Structure Risk Other feeder funds may also invest in the Master Fund, including larger feeder funds with more voting power than the Fund over the operations of a Master Fund. Also, a large-scale redemption by another feeder fund may increase the proportionate share of the costs of a Master Fund borne by the Fund.
Equity Securities Risk Although stocks may have the potential to outperform other asset classes over the long term, their prices tend to fluctuate more dramatically over the shorter term. These movements may result from factors affecting individual companies, or from broader influences like changes in interest rates, market conditions, or investor confidence, or announcements of economic, political, or financial information.
Foreign Investment Risk; Emerging Markets Risk; Currency Risk Investments in securities of foreign issuers, securities of companies with significant foreign exposure, and foreign currencies can involve additional risks relating to market, industry, political, regulatory, public health, and other conditions. Political, social, diplomatic, and economic developments, U.S. and foreign government action such as the imposition of currency or capital blockages, controls, or tariffs, economic and trade sanctions or embargoes, security suspensions, entering or exiting trade or other intergovernmental agreements, or the expropriation or nationalization of assets in a particular country, can cause dramatic declines in certain or all securities with exposure to that country and other countries. In the event of nationalization, expropriation, or other confiscation, the Fund could lose its entire foreign investment in a particular country. There may be quotas or other limits on the ability of the Fund (or clients of the Fund’s investment adviser or subadviser) to invest or maintain investments in securities of issuers in certain countries. Enforcing legal rights can be more difficult, costly, and limited in certain foreign countries, and can be particularly difficult against foreign governments. Because non-U.S. securities are normally denominated and traded in currencies other than the U.S. dollar, the value of the Fund’s assets may be affected favorably or unfavorably by changes in currency exchange rates, exchange control regulations, and restrictions or prohibitions on the repatriation of non-U.S. currencies. Income and gains with respect to investments in certain countries may be subject to withholding and other taxes. There may be less information publicly available about a non-U.S. company than about a U.S. company, and many non-U.S. companies are not subject to accounting, auditing, and financial reporting standards, regulatory framework and practices comparable to those in the U.S. The securities of some non-U.S. companies, especially those in emerging markets, are less liquid and at times more volatile than securities of comparable U.S. companies. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, less stringent investor protection and disclosure standards, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, and greater volatility in currency exchange rates, and are more susceptible to environmental problems. Many emerging market countries are highly reliant on international trade and exports, including the export of commodities. Their economies may be significantly impacted by fluctuations in commodity prices and the global demand for certain commodities. In addition, many emerging market countries with less established health care systems have experienced outbreaks of pandemics or contagious diseases from time to time. Frontier markets, a subset of emerging markets, generally have smaller economies and less mature capital markets than emerging markets. As a result, the

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risks of investing in emerging market countries are magnified in frontier market countries. Frontier markets are more susceptible to having abrupt changes in currency values, less mature markets and settlement practices, and lower trading volumes that could lead to greater price volatility and illiquidity. Non-U.S. transaction costs, such as brokerage commissions and custody costs, may be higher than in the United States. In addition, foreign markets can react differently to market, economic, industry, political, regulatory, geopolitical, public health, and other conditions than the U.S. market.
Growth Company Risk The prices of growth securities are often highly sensitive to market fluctuations because of their heavy dependence on future earnings or cash flow expectations, and can be more volatile than the market in general.
Large Company Risk Large-capitalization stocks as a group could fall out of favor with the market, causing the Fund’s investments in large-capitalization stocks to underperform investments that focus on small- or medium-capitalization stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies.
Small and Mid-Cap Company Risk Market risk and liquidity risk are particularly pronounced for securities of small and medium-sized companies, which may trade less frequently and in smaller volumes than more widely-held securities, and may fluctuate in price more than other securities. Their shares can be less liquid than those of larger companies, especially during market declines. Small and medium-sized companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group; they may have been recently organized and have little or no track record of success.
Cash Position Risk If the Fund holds a significant portion of its assets in cash or cash equivalents, its investment returns may be adversely affected and the Fund may not achieve its investment objective.
Liquidity Risk Certain securities may be difficult (or impossible) to sell or certain positions may be difficult to close out at a desirable time and price, and the Fund may be required to hold an illiquid investment that is declining in value, or it may be required to sell certain illiquid investments at a price or time that is not advantageous in order to meet redemptions or other cash needs. Some securities may be subject to restrictions on resale. There can be no assurance that there will be a liquid market for instruments held by the Fund at any time. The Fund may not receive the proceeds from the sale of certain investments for an extended period.
Management Risk The Fund relies on the manager’s investment analysis and its selection of investments to achieve its investment objective. There can be no assurance that the Fund will achieve the intended results and the Fund may incur significant losses.
Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock markets can decline significantly in response to issuer, market, economic, industry, political, regulatory, geopolitical, public health, and other conditions, as well as investor perceptions of these conditions. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems, and reduced demand for goods or services.
Sector Risk The Fund may allocate more of its assets to particular industries or to particular economic, market, or industry sectors than to others. This could increase the volatility of the Fund’s portfolio, and the Fund’s performance may be more susceptible to developments affecting issuers in those industries or sectors than if the Fund invested more broadly.
Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.
Performance Information
The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Service Class I shares. The table shows how the Fund’s average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance and an additional index that provides a comparison relevant to the Fund’s allocation to developed markets, excluding the United States and Canada (MSCI EAFE Index). Performance shown does not reflect the fees and expenses deducted under the variable life insurance or variable annuity contract through which you invest in the Fund. If these

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amounts were reflected, returns would be less than those shown. Past performance is not necessarily an indication of how the Fund will perform in the future.
Annual Performance
Service Class I Shares
Highest Quarter:	4Q ’20,	21.57%	Lowest Quarter:	1Q ’20,	-24.73%
Average Annual Total Returns
(for the periods ended December 31, 2020)
		One Year	Five Years	Ten Years
Service Class I	MML American Funds International Fund	13.44%	10.22%	6.20%
MSCI ACWI ex USA (reflects no deduction for fees or expenses)		10.65%	8.93%	4.92%
MSCI EAFE Index (reflects no deduction for fees or expenses)		7.82%	7.45%	5.51%
MANAGEMENT
Investment Adviser to the Fund: MML Investment Advisers, LLC (“MML Advisers”)
Investment Adviser to the Master Fund: Capital Research and Management CompanySM
Portfolio Managers of the Master Fund:
Nicholas J. Grace is Partner – Capital Research Global Investors and has been an equity portfolio manager for the Master Fund for two years and, prior to that, an investment analyst for the Master Fund for nine years.
Sung Lee is Partner – Capital Research Global Investors and has been an equity portfolio manager for the Master Fund for fifteen years.
Jesper Lyckeus is Partner – Capital Research Global Investors and has been an equity portfolio manager for the Master Fund for fourteen years and, prior to that, an investment analyst for the Master Fund for eight years.
Renaud H. Samyn is Partner – Capital Research Global Investors and has been an equity portfolio manager for the Master Fund for seven years and, prior to that, an investment analyst for the Master Fund for five years.
Christopher Thomsen is Partner – Capital Research Global Investors and has been an equity portfolio manager for the Master Fund fifteen years.
PURCHASE AND SALE OF FUND SHARES
Shares of the Fund are generally available to separate investment accounts of variable life insurance and variable annuity contracts offered by companies such as MassMutual. An investor should consult the company issuing the investor’s variable life insurance or variable annuity contract to determine how to make redemptions.
TAX INFORMATION
Dividends and capital gain distributions are paid to the insurance company separate accounts. Variable life insurance and variable annuity contract owners should refer to the variable life insurance or variable annuity product prospectus or consult with their own tax adviser for information regarding the tax consequences of their investment.
PAYMENTS TO INSURANCE COMPANIES AND THEIR AFFILIATES
The Fund is not sold directly to the general public but instead is offered as an underlying investment option for variable insurance contracts. The Fund and its related companies may make payments to the sponsoring insurance company (or its affiliates) or other intermediary for distribution and/or other services. These payments may be a factor that the insurance company considers in including the Fund as an underlying investment option in the variable insurance contract or may create a conflict of interest by influencing the insurance company or other intermediary to recommend the variable insurance contract over another investment. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

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MML American Funds Core Allocation Fund
INVESTMENT OBJECTIVE
The Fund seeks to achieve as high a total return over time as is considered consistent with prudent investment risk, preservation of capital and recognition of the Fund’s stated asset allocation.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. The expenses in the table do not reflect deductions at the separate account level or contract level for any charges that may be incurred under a variable life insurance or variable annuity contract. If these charges were reflected, the fees and expenses in the table would be higher.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Service Class I
Management Fees	0.20%
Distribution and Service (Rule 12b-1) Fees	0.25%
Other Expenses	0.26%
Acquired Fund Fees and Expenses	0.40%
Total Annual Fund Operating Expenses(1)	1.11%
Expense Reimbursement	(0.10%)
Total Annual Fund Operating Expenses after Expense Reimbursement(2)	1.01%

(1)
Because Total Annual Fund Operating Expenses include Acquired Fund Fees and Expenses, they may not correspond to the ratios of expenses to average daily net assets shown in the “Financial Highlights” tables in the Prospectus, which reflect the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.

(2)
The expenses in the above table reflect a written agreement by MML Advisers to cap the fees and expenses of the Fund (other than extraordinary legal and other expenses, interest expense, expenses related to borrowings, securities lending, leverage, taxes, and brokerage, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses, as applicable) through April 30, 2022, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed 1.01% for Service Class I shares. The Total Annual Fund Operating Expenses after Expense Reimbursement shown in the above table may exceed these amounts, because, as noted in the previous sentence, certain fees and expenses are excluded from the cap. The agreement can only be terminated by mutual consent of the Board of Trustees on behalf of the Fund and MML Advisers.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in Service Class I shares of the
Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. If separate account or variable life insurance or variable annuity contract expenses were included, overall expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Service Class I	$103	$343	$602	$1,343
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 14% of the average value of its portfolio.
INVESTMENTS, RISKS, AND PERFORMANCE
Principal Investment Strategies
The Fund is a “fund of funds” and seeks to achieve its investment objective by principally investing in a combination of series of the American Funds Insurance Series (the “American Underlying Funds”), managed by Capital Research and Management Company (“Capital Research”), using a flexible asset allocation approach. The Fund’s investment adviser, MML Investment Advisers, LLC (the “Adviser”), invests the Fund’s assets in a combination of U.S. domestic and international American Underlying Funds. As of the date of this Prospectus, it is expected that the American Underlying Funds will include Class 1 shares of the American Funds Insurance Series - The Bond Fund of America, the American Funds Insurance Series - Washington Mutual Investors Fund, the American Funds Insurance Series - Growth-Income Fund, and the American Funds Insurance Series - International Fund. The Adviser allocates the Fund’s assets among a variety of different asset classes through investing in American Underlying Funds in response to changing market, economic, and investment conditions.

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Through its investments in American Underlying Funds, the Fund may be exposed to U.S. and foreign equity securities (including both growth and value style equities and equities of any market capitalization), and U.S. and foreign fixed income securities of private or governmental issuers (including fixed income securities of any credit quality (including “junk” or “high yield” bonds) and having any maturity or duration). Issuers located outside the United States may include issuers in emerging and developing countries. Equity securities may include common stocks, preferred stocks, securities convertible into common or preferred stock, rights, and warrants. An American Underlying Fund may invest in mortgage-backed or other asset-backed securities and may invest in dollar rolls and to-be-announced (“TBA”) contracts. The American Underlying Funds may hold a portion of their assets in cash or cash equivalents.
The Fund’s Adviser will rely on proprietary asset allocation models to adjust the amount of the Fund’s investments in the American Underlying Funds.
Exposure to different asset classes and strategies and American Underlying Funds will vary over time, in response to changes in the Adviser’s assessment of changing market, economic, and political factors and events that the Adviser believes may impact the value of the Fund’s investments. The Adviser may modify the selection of American Underlying Funds from time to time, and may invest in other American Underlying Funds, including any American Underlying Funds that may be created in the future. The amount of the Fund’s investment in certain investment companies or investment pools is limited by law or by tax considerations.
The table below shows the Fund’s approximate allocation to each of the identified asset classes and each American Underlying Fund as of April 8, 2021. It is possible that the allocations may be different from those shown in the table. Allocations and anticipated investment ranges will change over time.
Asset Class and American Underlying Funds	Allocation
Equity	67%
Large Cap Equity
American Funds Insurance Series-Washington Mutual Investors Fund	29%
American Funds Insurance Series-Growth- Income Fund	27%
International/Global
Asset Class and American Underlying Funds	Allocation
American Funds Insurance Series-International Fund	11%
Fixed Income	33%
American Funds Insurance Series-The Bond Fund of America	33%
The Fund will bear a pro rata share of the American Underlying Funds’ expenses. The Fund also bears all of the risks associated with the investment strategies used by the American Underlying Funds.
Principal Risks
The following are the Principal Risks of the Fund. The value of your investment in the Fund could go down as well as up. You can lose money by investing in the Fund. Although the descriptions below refer to the risks relating to investment activities of the Fund, many of the risks arise due to the investment activities of the American Underlying Funds. Certain risks relating to instruments and strategies used in the management of the Fund are placed first. The significance of any specific risk to an investment in the Fund will vary over time, depending on the composition of the Fund’s portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks may result in losses to the Fund.
Allocation Risk The allocation of investments among the American Underlying Funds’ different investment styles, such as equity or debt securities, or U.S. or non-U.S. securities, may have a more significant effect on the Fund’s net asset value when one of these investments is performing more poorly than the other. There is no assurance that allocation decisions will result in the desired effects. The limited universe of American Underlying Funds and the requirement that all of the Fund’s assets be invested in mutual funds advised by Capital Research as noted in “Principal Investment Strategies” may adversely affect Fund performance.
Risk of Investment in Other Funds or Pools The Fund is indirectly exposed to all of the risks of the American Underlying Funds, including exchange-traded funds, in which it invests, including the risk that the American Underlying Funds will not perform as expected. ETFs are subject to special risks, including secondary market trading risks and the risk that an ETF’s shares may trade above or below net asset value. The Fund indirectly pays a portion of the expenses incurred by the American Underlying Funds.

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Below Investment Grade Debt Securities Risk Below investment grade debt securities, commonly known as “junk” or “high yield” bonds, have speculative characteristics and involve greater volatility of price and yield, greater risk of loss of principal and interest, and generally reflect a greater possibility of an adverse change in financial condition that could affect an issuer’s ability to honor its obligations.
Cash Position Risk If the Fund holds a significant portion of its assets in cash or cash equivalents, its investment returns may be adversely affected and the Fund may not achieve its investment objective.
Convertible Securities Risk Convertible securities are subject to the risks of both debt instruments and equity securities. The price of a convertible security may change in response to changes in price of the underlying equity security, the credit quality of the issuer, and interest rates. In general, the values of convertible securities tend to decline as interest rates rise and to rise when interest rates fall. A convertible security generally has less potential for gain or loss than the underlying equity security.
Credit Risk Credit risk is the risk that an issuer, guarantor, or liquidity provider of a fixed income security held by the Fund may be unable or unwilling, or may be perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. The Fund may also be exposed to the credit risk of its counterparty to repurchase agreements, reverse repurchase agreements, swap transactions, and other derivatives transactions, and to the counterparty’s ability or willingness to perform in accordance with the terms of the transaction. The value of such transactions to the Fund will depend on the willingness and ability of the counterparty to perform its obligations, including among other things the obligation to return collateral or margin to the Fund.
Derivatives Risk Derivatives can be highly volatile and involve risks different from, and potentially greater than, direct investments, including risks of imperfect correlation between the value of derivatives and underlying assets, counterparty default, potential losses that partially or completely offset gains, and illiquidity. Derivatives can create investment leverage. Losses from derivatives can be substantially greater than the derivatives’ original cost and can sometimes be unlimited. If the value of a derivative does not correlate well with the particular market or asset class the derivative is designed to provide exposure to, the derivative may not have the effect or benefit anticipated. Derivatives can also reduce the opportunity for gains or result in losses by offsetting positive returns in other investments. Many derivatives are traded in the over-the-counter market and not on exchanges.
Dollar Roll Transaction Risk Dollar roll transactions generally create leverage and subject the Fund to the credit risk of the counterparty.
Equity Securities Risk Although stocks may have the potential to outperform other asset classes over the long term, their prices tend to fluctuate more dramatically over the shorter term. These movements may result from factors affecting individual companies, or from broader influences like changes in interest rates, market conditions, or investor confidence, or announcements of economic, political, or financial information.
Fixed Income Securities Risk The values of fixed income securities typically will decline during periods of rising interest rates, and can also decline in response to changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral assets, or changes in market, economic, industry, political, regulatory, public health, and other conditions affecting a particular type of security or issuer or fixed income securities generally. Certain events, such as market or economic developments, regulatory or government actions, natural disasters, pandemics, terrorist attacks, war, and other geopolitical events can have a dramatic adverse effect on the debt market and the overall liquidity of the market for fixed income securities. During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when the Fund would otherwise not do so, and potentially at unfavorable prices. Certain securities may be difficult to value during such periods. Fixed income securities are subject to interest rate risk (the risk that the value of a fixed income security will fall when interest rates rise), extension risk (the risk that the average life of a security will be extended through a slowing of principal payments), prepayment risk (the risk that a security will be prepaid and the Fund will be required to reinvest at a less favorable rate), and credit risk.
Foreign Investment Risk; Emerging Markets Risk; Currency Risk Investments in securities of foreign issuers, securities of companies with significant

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foreign exposure, and foreign currencies can involve additional risks relating to market, industry, political, regulatory, public health, and other conditions. Political, social, diplomatic, and economic developments, U.S. and foreign government action such as the imposition of currency or capital blockages, controls, or tariffs, economic and trade sanctions or embargoes, security suspensions, entering or exiting trade or other intergovernmental agreements, or the expropriation or nationalization of assets in a particular country, can cause dramatic declines in certain or all securities with exposure to that country and other countries. In the event of nationalization, expropriation, or other confiscation, the Fund could lose its entire foreign investment in a particular country. There may be quotas or other limits on the ability of the Fund (or clients of the Fund’s investment adviser or subadviser) to invest or maintain investments in securities of issuers in certain countries. Enforcing legal rights can be more difficult, costly, and limited in certain foreign countries, and can be particularly difficult against foreign governments. Because non-U.S. securities are normally denominated and traded in currencies other than the U.S. dollar, the value of the Fund’s assets may be affected favorably or unfavorably by changes in currency exchange rates, exchange control regulations, and restrictions or prohibitions on the repatriation of non-U.S. currencies. Income and gains with respect to investments in certain countries may be subject to withholding and other taxes. There may be less information publicly available about a non-U.S. company than about a U.S. company, and many non-U.S. companies are not subject to accounting, auditing, and financial reporting standards, regulatory framework and practices comparable to those in the U.S. The securities of some non-U.S. companies, especially those in emerging markets, are less liquid and at times more volatile than securities of comparable U.S. companies. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, less stringent investor protection and disclosure standards, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, and greater volatility in currency exchange rates, and are more susceptible to environmental problems. Many emerging market countries are highly reliant on international trade and exports, including the export of commodities. Their economies may be significantly impacted by fluctuations in commodity prices and the global demand for certain commodities. In addition, many emerging market countries with less established health care systems have experienced outbreaks of pandemics or contagious diseases from time to time. Frontier markets, a subset of emerging markets, generally have smaller economies and less mature capital markets than emerging markets. As a result, the risks of investing in emerging market countries are magnified in frontier market countries. Frontier markets are more susceptible to having abrupt changes in currency values, less mature markets and settlement practices, and lower trading volumes that could lead to greater price volatility and illiquidity. Non-U.S. transaction costs, such as brokerage commissions and custody costs, may be higher than in the United States. In addition, foreign markets can react differently to market, economic, industry, political, regulatory, geopolitical, public health, and other conditions than the U.S. market.
Growth Company Risk The prices of growth securities are often highly sensitive to market fluctuations because of their heavy dependence on future earnings or cash flow expectations, and can be more volatile than the market in general.
Large Company Risk Large-capitalization stocks as a group could fall out of favor with the market, causing the Fund’s investments in large-capitalization stocks to underperform investments that focus on small- or medium-capitalization stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies.
Liquidity Risk Certain securities may be difficult (or impossible) to sell or certain positions may be difficult to close out at a desirable time and price, and the Fund may be required to hold an illiquid investment that is declining in value, or it may be required to sell certain illiquid investments at a price or time that is not advantageous in order to meet redemptions or other cash needs. Some securities may be subject to restrictions on resale. There can be no assurance that there will be a liquid market for instruments held by the Fund at any time. The Fund may not receive the proceeds from the sale of certain investments for an extended period.
Management Risk The Fund relies on the manager’s investment analysis and its selection of investments to achieve its investment objective. There can be no assurance that the Fund will

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achieve the intended results and the Fund may incur significant losses.
Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock markets can decline significantly in response to issuer, market, economic, industry, political, regulatory, geopolitical, public health, and other conditions, as well as investor perceptions of these conditions. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems, and reduced demand for goods or services.
Mortgage- and Asset-Backed Securities Risk Investments in mortgage- and asset-backed securities subject the Fund to credit risk, interest rate risk, extension risk, and prepayment risk, among other risks. Mortgage-backed and asset-backed securities not issued by a government agency generally involve greater credit risk than securities issued by government agencies. Payment of principal and interest generally depends on the cash flows generated by the underlying assets and the terms of the security. The types of mortgages (for example, residential or commercial mortgages) underlying securities held by the Fund may differ and be affected differently by market factors. Investments that receive only the interest portion or the principal portion of payments on the underlying assets may be highly volatile. Litigation with respect to the representations and warranties given in connection with the issuance of mortgage-backed securities can be an important consideration in investing in such securities, and the outcome of any such litigation could significantly impact the value of the Fund’s mortgage-backed investments.
Preferred Stock Risk Like other equity securities, preferred stock is subject to the risk that its value may decrease based on actual or perceived changes in the business or financial condition of the issuer. In addition, changes in interest rates may adversely affect the value of a preferred stock that pays a fixed dividend.
Sector Risk The Fund may allocate more of its assets to particular industries or to particular economic, market, or industry sectors than to others. This could increase the volatility of the Fund’s portfolio, and the Fund’s performance may be more susceptible to developments affecting issuers in those industries or sectors than if the Fund invested more broadly.
Small and Mid-Cap Company Risk Market risk and liquidity risk are particularly pronounced for securities of small and medium-sized companies, which may trade less frequently and in smaller volumes than more widely-held securities, and may fluctuate in price more than other securities. Their shares can be less liquid than those of larger companies, especially during market declines. Small and medium-sized companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group; they may have been recently organized and have little or no track record of success.
Sovereign Debt Obligations Risk Investments in debt securities issued by governments or by government agencies and instrumentalities involve the risk that the governmental entities responsible for repayment may be unable or unwilling to pay interest and repay principal when due. Many sovereign debt obligations may be rated below investment grade (“junk” or “high yield” bonds). Any restructuring of a sovereign debt obligation held by the Fund will likely have a significant adverse effect on the value of the obligation. In the event of default of sovereign debt, the Fund may be unable to pursue legal action against the sovereign issuer or to realize on collateral securing the debt.
U.S. Government Securities Risk Obligations of certain U.S. Government agencies and instrumentalities are not backed by the full faith and credit of the U.S. Government, and there can be no assurance that the U.S. Government would provide financial support to such agencies and instrumentalities.
Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.
Value Company Risk The value investment approach entails the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock the investment adviser or subadviser judges to be undervalued may actually be appropriately priced.
When-Issued, Delayed Delivery, TBA, and Forward Commitment Transaction Risk These transactions may create leverage and involve a risk of loss if the value of the securities declines prior to settlement.

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Performance Information
The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Service Class I shares. The table shows how the Fund’s average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance and additional indexes, including an index that provides a comparison relevant to the Fund’s allocation to international investments (MSCI ACWI ex USA), an index that provides a comparison relevant to the Fund’s allocation to fixed income investments (Bloomberg Barclays U.S. Aggregate Bond Index), and a hypothetical custom index with a similar investment objective which comprises the S&P 500® (55%), MSCI ACWI ex USA (10%), and Bloomberg Barclays U.S. Aggregate Bond (35%) Indexes (Custom MML Core Allocation Index). Performance shown does not reflect the fees and expenses deducted under the variable life insurance or variable annuity contract through which you invest in the Fund. If these amounts were reflected, returns would be less than those shown. Past performance is not necessarily an indication of how the Fund will perform in the future.
Annual Performance
Service Class I Shares
Highest Quarter:	2Q ’20,	14.03%	Lowest Quarter:	1Q ’20,	-14.25%
Average Annual Total Returns
(for the periods ended December 31, 2020)
		One Year	Five Years	Ten Years
Service Class I	MML American Funds Core Allocation Fund	11.39%	9.41%	8.25%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)		18.40%	15.22%	13.88%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)		7.51%	4.44%	3.84%
	One Year	Five Years	Ten Years
MSCI ACWI ex USA (reflects no deduction for fees or expenses)	10.65%	8.93%	4.92%
Custom MML Core Allocation Index (reflects no deduction for fees or expenses)	15.14%	11.15%	9.74%
MANAGEMENT
Investment Adviser: MML Investment Advisers, LLC (“MML Advisers”)
Portfolio Manager(s):
Frederick (Rick) Schulitz, CFA, CAIA is Head of Asset Allocation and a portfolio manager at MML Advisers. He has managed the Fund since July 2018.
PURCHASE AND SALE OF FUND SHARES
Shares of the Fund are generally available to separate investment accounts of variable life insurance and variable annuity contracts offered by companies such as MassMutual. An investor should consult the company issuing the investor’s variable life insurance or variable annuity contract to determine how to make redemptions.
TAX INFORMATION
Dividends and capital gain distributions are paid to the insurance company separate accounts. Variable life insurance and variable annuity contract owners should refer to the variable life insurance or variable annuity product prospectus or consult with their own tax adviser for information regarding the tax consequences of their investment.
PAYMENTS TO INSURANCE COMPANIES AND THEIR AFFILIATES
The Fund is not sold directly to the general public but instead is offered as an underlying investment option for variable insurance contracts. The Fund and its related companies may make payments to the sponsoring insurance company (or its affiliates) or other intermediary for distribution and/or other services. These payments may be a factor that the insurance company considers in including the Fund as an underlying investment option in the variable insurance contract or may create a conflict of interest by influencing the insurance company or other intermediary to recommend the variable insurance contract over another investment. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

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Additional Information Regarding Investment Objectives and Principal Investment Strategies
Except as otherwise stated, references hereinafter to “the Funds” or “a Fund” may relate to the Fund, one or more MML Underlying Funds and American Underlying Funds (collectively, the “Underlying Funds”), or the Master Funds.
Changes to Investment Objectives and Strategies. Each Fund’s investment objective and strategies are non-fundamental and may be changed by the Board of Trustees (the “Trustees”) of the MML Series Investment Fund (the “Trust”) without shareholder approval.
Note Regarding Percentage Limitations. All percentage limitations on investments in this Prospectus will apply at the time of investment, and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of the investment. (As a result, the actual investments making up a Fund’s portfolio may not at a particular time comport with any such limitation due to increases or decreases in the values of securities held by the Fund.) However, if, through a change in values, net assets, or other circumstances, a Fund were in a position where more than 15% of its net assets was invested in illiquid securities, the Fund would take appropriate orderly steps, as deemed necessary, to protect liquidity.
Credit Ratings. Security ratings are determined at the time of investment based on ratings published by nationally recognized statistical rating organizations; if a security is not rated, it will be deemed to have the same rating as a security determined by the investment adviser or subadviser to be of comparable quality. Unless otherwise stated, if a security is rated by more than one nationally recognized statistical rating organization, the highest rating is used. The Fund may retain any security whose rating has been downgraded after purchase.
Duration. Duration is a measure of the expected life of a debt security that is used to determine the sensitivity of the security’s value to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. For example, if interest rates rise by 1%, the value of a debt security with a duration of two years would be expected to decline 2% and the value of a debt security with a duration of four years would be expected to decline 4%. Unlike the maturity of a debt security, which measures only the time until final payment is due, duration takes into account the time until all payments of interest and principal on a security are expected to be made, including how these payments are affected by prepayments and by changes in interest rates. Determining duration may involve estimates of future economic parameters, which may vary from actual future values.
Leverage. Leverage generally has the effect of increasing the amount of loss or gain a Fund might realize, and may increase volatility in the value of a Fund’s investments. Adverse changes in the value or level of the underlying asset, rate, or index may result in a loss substantially greater than the amount invested in the derivative itself.
Temporary Defensive Positions. At times, a Fund’s investment adviser or subadviser may determine that market conditions make pursuing a Fund’s basic investment strategy inconsistent with the best interests of its shareholders. At such times, the investment adviser or subadviser may (but will not necessarily), without notice, temporarily use alternative strategies primarily designed to reduce fluctuations in the values of a Fund’s assets. In implementing these defensive strategies, a Fund may hold assets without limit in cash and cash equivalents and in other investments that the investment adviser or subadviser believes to be consistent with the Fund’s best interests. If such a temporary defensive strategy is implemented, a Fund may not achieve its investment objective.
Portfolio Turnover. Changes are made in a Fund’s portfolio whenever the investment adviser or subadviser believes such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions. A high portfolio turnover rate will result in higher costs from brokerage commissions, dealer-mark-ups, bid-ask spreads, and other transaction costs. Such costs are not reflected in the Funds’ Total Annual Fund Operating Expenses set forth in the fee tables but do have the effect of reducing a Fund’s investment return.

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Non-Principal Investments; Use of Derivatives; Repurchase Agreements. A Fund may hold investments that are not included in its principal investment strategies. These non-principal investments are described in the SAI or below under “Additional Information Regarding Principal Risks.” A Fund also may choose not to invest in certain securities described in this Prospectus and in the SAI, even though it has the ability to do so. Certain Funds may engage in transactions involving derivatives as part of their principal investment strategies; the disclosures of the principal investment strategies of those Funds include specific references to those derivatives transactions. Any of the other Funds may engage in derivatives transactions not as part of their principal investment strategies, and Funds that may use certain derivatives as part of their principal investment strategies may use other derivatives (not as part of their principal investment strategies), as well. A Fund may use derivatives for hedging purposes, as a substitute for direct investment, to earn additional income, to adjust portfolio characteristics, including duration (interest rate volatility), to gain exposure to securities or markets in which it might not be able to invest directly, to provide asset/liability management, or to take long or short positions on one or more indexes, securities, or foreign currencies. If a Fund takes a short position with respect to a particular index, security, or currency, it will lose money if the index, security, or currency appreciates in value, or an expected credit or other event that might affect the value of the index, security, or currency fails to occur. Losses could be significant. Derivatives transactions may include, but are not limited to, foreign currency exchange transactions, options, futures contracts, interest rate swaps, interest rate futures contracts, forward contracts, total return swaps, credit default swaps, and hybrid instruments. A Fund may use derivatives to create investment leverage. See “Additional Information Regarding Principal Risks,” below, and the SAI for more information regarding those transactions.
A Fund may enter into repurchase agreements, and an Underlying Fund may make loans of portfolio securities to broker-dealers and other financial intermediaries of up to 33⅓% of its total assets. These transactions must be fully collateralized at all times, but involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral, or if the Fund is required to return collateral to a borrower at a time when it may realize a loss on the investment of that collateral. A repurchase agreement is a transaction in which a Fund purchases a security from a seller, subject to the obligation of the seller to repurchase that security from the Fund at a higher price. A Fund may enter into repurchase agreements as a non-principal investment strategy.
Foreign Securities. The globalization and integration of the world economic system and related financial markets have made it increasingly difficult to define issuers geographically. Accordingly, the Funds and other series of the Trust and series of MML Series Investment Fund II intend to construe geographic terms such as “foreign,” “non-U.S.,” “European,” “Latin American,” “Asian,” and “emerging markets” in the manner that affords to the Funds and other series the greatest flexibility in seeking to achieve the investment objective(s) of the relevant series. Specifically, unless otherwise stated, in circumstances where the investment objective and/or strategy is to invest (a) exclusively in “foreign securities,” “non-U.S. securities,” “European securities,” “Latin American securities,” “Asian securities,” or “emerging markets” (or similar directions) or (b) at least some percentage of the Fund’s or other series assets in foreign securities, etc., the Fund or other series will take the view that a security meets this description so long as the issuer of a security is tied economically to the particular country or geographic region indicated by words of the relevant investment objective and/or strategy (the “Relevant Language”). For these purposes the issuer of a security is deemed to have that tie if:
(i) the issuer is organized under the laws of the country or a country within the geographic region suggested by the Relevant Language or maintains its principal place of business in that country or region; or
(ii) the securities are traded principally in the country or region suggested by the Relevant Language; or
(iii) the issuer, during its most recent fiscal year, derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in the country or region suggested by the Relevant Language or has at least 50% of its assets in that country or region.

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In addition, the Funds and other series intend to treat derivative securities (e.g., call options) for this purpose by reference to the underlying security. Conversely, if the investment objective and/or strategy of a series limits the percentage of assets that may be invested in “foreign securities,” etc. or prohibits such investments altogether, a series intends to categorize securities as “foreign,” etc. only if the security possesses all of the attributes described above in clauses (i), (ii), and (iii).

Disclosure of Portfolio Holdings
A description of the Funds’ policies and procedures with respect to the disclosure of each Fund’s portfolio securities is available in the Funds’ SAI.
Additional Information Regarding Principal Risks
A Fund, by itself, generally is not intended to provide a complete investment program. Investment in the Funds is intended to serve as part of a diversified portfolio of investments. An investment in a Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
The value of your investment in a Fund changes with the values of the investments in the Fund’s portfolio. Many things can affect those values. Factors that may have an important or significant effect on a particular Fund’s portfolio as a whole are called “Principal Risks.” The Principal Risks of each Fund are identified in the foregoing Fund Summaries and are described in this section. Certain Funds may be more susceptible to some risks than others. Although the Funds strive to reach their stated goals, they cannot offer guaranteed results. The value of your investment in a Fund could go down as well as up. You can lose money by investing in the Funds.
The SAI contains further information about the Funds, their investments and their related risks.
•
Allocation Risk

The allocation of investments among the Underlying Funds’ different investment styles, such as equity or debt securities, or U.S. or non-U.S. securities, may have a more significant effect on a Fund’s net asset value when one of these investments is performing more poorly than the other. There is no assurance that allocation decisions will result in the desired effects. The limited universe of Underlying Funds and the requirement that a significant percentage of a Fund’s assets be invested in mutual funds advised by MML Advisers or Capital Research, as applicable, as noted in each fund of funds’ “Principal Investment Strategies” may adversely affect Fund performance.
•
Bank Loans Risk

Many of the risks associated with bank loans are similar to the risks of investing in below investment grade debt securities, although bank loans are typically (though not always) senior and secured, while below investment grade debt securities or investments are often subordinated and unsecured. Changes in the financial condition of the borrower or economic conditions or other circumstances may reduce the capacity of the borrower to make principal and interest payments on such instruments and may lead to defaults. The value of any collateral securing a bank loan may decline after a Fund invests, and there is a risk that the value of the collateral may not be sufficient to cover the amount owed to the Fund. In addition, collateral securing a loan may be found invalid, may be used to pay other outstanding obligations of the borrower under applicable law, or may be difficult to sell. In the event that a borrower defaults, a Fund’s access to the collateral may be limited by bankruptcy and other insolvency laws. There is also the risk that the collateral may be difficult to liquidate, or that a majority of the collateral may be illiquid. In addition, some loans may be unsecured. Unsecured loans generally present a greater risk of loss to the Fund if the issuer defaults. In some cases, the Fund may rely on a third party to administer its interest in a loan, and so is subject to the risk that the third party will be unwilling or unable to perform its obligations. The Fund may invest in a loan by purchasing an indirect interest in the loan held by a third party. In that case, the Fund will be subject to both the credit risk of the borrower and of the third party, and the Fund may be unable to realize some or all of the value of its interest in the loan in the event of the insolvency of the third party. The settlement time for certain loans is longer than the settlement time for many

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other types of investments, and the Fund may not receive the payment for a loan sold by it until well after the sale; that cash would be unavailable for payment of redemption proceeds or for reinvestment. Interests in some bank loans may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Fund believes to be a fair price. Some bank loans may be illiquid, and bank loans generally tend to be less liquid than many other debt securities. The lack of a liquid secondary market may make it more difficult for the Fund to assign a value to such instruments for purposes of valuing the Fund’s portfolio and calculating its net asset value (“NAV”).
•
Below Investment Grade Debt Securities Risk

Below investment grade debt securities, which are also known as “junk” or “high yield” bonds, and comparable unrated securities in which a Fund may invest, have speculative characteristics, and changes in economic conditions, the financial condition of the issuer, and/or an unanticipated rise in interest rates or other circumstances are more likely to lead to a weakened capacity to make principal and interest payment than in the case of higher grade securities. Below investment grade debt securities involve greater volatility of price and yield and greater risk of loss of principal and interest than do higher quality securities. In the past, economic downturns or increases in interest rates have, under certain circumstances, resulted in a higher incidence of default by the issuers of these instruments and are likely to do so in the future, especially in the case of highly leveraged issuers. The prices for these instruments may be affected by legislative and regulatory developments. Some below investment grade debt securities are issued in connection with management buy-outs and other highly leveraged transactions, and may entail substantial risk of delays in payments of principal or interest or of defaults. The inability (or perceived inability) of issuers to make timely payment of interest and principal would likely make the values of securities held by the Fund more volatile and could limit the Fund’s ability to sell its securities at prices approximating the values the Fund has placed on such securities. In the absence of a liquid trading market for securities held by it, a Fund at times may be unable to establish the fair value of such securities. To the extent a Fund invests in securities in the lower rating categories, the achievement of the Fund’s goals is more dependent on the Fund investment adviser’s or subadviser’s investment analysis than would be the case if the Fund were investing in securities in the higher rating categories. Securities that are rated CCC or below by Standard & Poor’s or Caa or below by Moody’s Investors Service, Inc. are generally regarded by the rating agencies as having extremely poor prospects of ever attaining any real investment standing.
•
Cash Position Risk

A Fund may hold a significant portion of its assets in cash or cash equivalents at the sole discretion of the Fund’s investment adviser or subadviser, based on such factors as it may consider appropriate under the circumstances. The portion of a Fund’s assets invested in cash and cash equivalents may at times exceed 25% of the Fund’s net assets. To the extent a Fund holds a significant portion of its assets in cash or cash equivalents, its investments returns may be adversely affected and the Fund may not achieve its investment objective.
•
Cayman Subsidiary Risk

An Underlying Fund may have a wholly-owned subsidiary formed in the Cayman Islands in which it invests (a “Cayman Subsidiary”). Such an Underlying Fund will be indirectly exposed to the risks associated with the Cayman Subsidiary’s investments. A Cayman Subsidiary is not registered under the Investment Company Act of 1940, as amended (“1940 Act”), and is not subject to all the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands could result in an increase in expenses and could adversely affect the Underlying Fund. For example, the Cayman Islands does not currently impose any income, corporate, or capital gains tax, estate duty, inheritance tax, gift tax, or withholding tax on a Cayman Subsidiary. If Cayman Islands law changes such that a Cayman Subsidiary must pay Cayman Islands

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taxes, the Underlying Fund’s shareholders would likely experience decreased investment returns. In addition, changes in law, or interpretations of existing law, including tax law and the regulation of entities that invest in commodity interests, may limit the ability of the Underlying Fund to invest in the Cayman Subsidiary and may limit the ability of the Cayman Subsidiary to invest as actively or as broadly as it might otherwise, and/or increase expenses.
•
Convertible Securities Risk

Convertible securities are bonds, debentures, notes or other debt securities that may be converted at either a stated price or stated rate into shares of common or preferred stock (or cash or other securities of equivalent value), and so are subject to the risks of investments in both debt securities and equity securities. The price of a convertible security may change in response to changes in price of the underlying equity security, the credit quality of the issuer, and interest rates. Due to the conversion feature, convertible debt securities generally yield less than non-convertible securities of similar credit quality and maturity. The values of convertible securities may be interest-rate sensitive and tend to decline as interest rates rise and to rise when interest rates fall. A Fund may invest at times in securities that have a mandatory conversion feature, pursuant to which the securities convert automatically into stock at a specified date and conversion ratio, or that are convertible at the option of the issuer. When conversion is not at the option of the holder, a Fund may be required to convert the security into the underlying stock even at times when the value of the underlying common stock has declined substantially or it would otherwise be disadvantageous to do so.
•
Credit Risk

Credit risk is the risk that an issuer, guarantor, or liquidity provider of a fixed income security held by a Fund may be unable or unwilling, or may be perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. It includes the risk that the security will be downgraded by a credit rating agency; generally, lower credit quality issuers present higher credit risks. An actual or perceived decline in creditworthiness of an issuer of a fixed income security held by the Fund may result in a decrease in the value of the security. It is possible that the ability of an issuer to meet its obligations will decline substantially during the period when the Fund owns securities of the issuer or that the issuer will default on its obligations or that the obligations of the issuer will be limited or restructured. The credit rating assigned to any particular investment does not necessarily reflect the issuer’s current financial condition and does not reflect an assessment of an investment’s volatility or liquidity. Securities rated in the lowest category of investment grade are considered to have speculative characteristics. In addition, below investment grade debt securities (i.e., “junk” or “high yield” bonds) involve greater credit risk, are more volatile, involve greater risk of price declines and may be more susceptible to economic downturn than investment grade securities. If a security held by the Fund loses its rating or its rating is downgraded, the Fund may nonetheless continue to hold the security in the discretion of the investment adviser or subadviser. In the case of asset-backed or mortgage-related securities, changes in the actual or perceived ability of the obligors on the underlying assets or mortgages may affect the values of those securities.
The Fund may also be exposed to the credit risk of its counterparty to repurchase agreements, reverse repurchase agreements, swap transactions, and other derivatives transactions, and to the counterparty’s ability or willingness to perform in accordance with the terms of the transaction. The value of such transactions to the Fund will depend on the willingness and ability of the counterparty to perform its obligations, including among other things the obligation to return collateral or margin to the Fund. In the event of a counterparty’s (or its affiliate’s) insolvency, the possibility exists that a Fund’s ability to exercise remedies, such as the termination of transactions, netting of obligations, and realization on collateral, could be stayed or eliminated under special resolution regimes adopted in the United States, the European Union, and various other jurisdictions. Among other things, such regimes provide government authorities with broad authority to intervene

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when a financial institution is experiencing financial difficulty.
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Currency Risk

Because foreign securities normally are denominated and traded in foreign currencies, the value of a Fund’s assets may be affected favorably or unfavorably by changes in currency exchange rates, currency exchange control regulations, intervention (or failure to intervene) by the U.S. or foreign governments in currency markets, foreign withholding taxes, and restrictions or prohibitions on the repatriation of foreign currencies. A Fund may, but will not necessarily, engage in foreign currency transactions in order to protect against fluctuations in the values of holdings denominated in or exposed to other currencies, or, for certain Funds, to generate additional returns. Derivatives transactions providing exposure to foreign currencies may create investment leverage. A Fund’s investment in foreign currencies may increase the amount of ordinary income recognized by the Fund.
Officials in foreign countries may from time to time take actions in respect of their currencies which could significantly affect the value of a Fund’s assets denominated in those currencies or the liquidity of such investments. For example, a foreign government may unilaterally devalue its currency against other currencies, which would typically have the effect of reducing the U.S. dollar value of investments denominated in that currency. A foreign government may also limit the convertibility or repatriation of its currency or assets denominated in its currency, which would adversely affect the U.S. dollar value and liquidity of investments denominated in that currency. In addition, although at times most of a Fund’s income may be received or realized in foreign currencies, the Fund will be required to compute and distribute its income in U.S. dollars. As a result, if the exchange rate for any such currency declines after the Fund’s income has been earned and translated into U.S. dollars but before payment to shareholders, the Fund could be required to sell portfolio investments to make such distributions. Similarly, if a Fund incurs an expense in a foreign currency and the exchange rate changes adversely to the Fund before the expense is paid, the Fund would have to convert a greater amount of U.S. dollars to pay for the expense at that time than it would have had to convert at the time the Fund incurred the expense. Investments in foreign currencies themselves (directly or through derivatives transactions) may be highly volatile and may create investment leverage.
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Cyber Security and Technology Risk

The Funds and their service providers (including the Funds’ investment adviser, subadvisers, custodian, and transfer agent) are subject to operational and information security risks, including those resulting from cyber-attacks and other technological issues. Technological issues or failures, or interference or attacks by “hackers” or others, may have the effect of disabling or hindering the Funds’ operations or the operations of a service provider to the Funds. There are inherent limitations in business continuity plans and technology systems designed to prevent cyber-attacks and avoid operational incidents, including the possibility that certain risks have not been identified. The Funds’ investment adviser does not control the cyber security plans and systems put in place by third-party service providers, and such third-party service providers may have limited indemnification obligations to the Funds’ investment adviser or the Funds, each of whom could be negatively impacted as a result. Similar risks also are present for issuers of securities in which the Funds invest, which could result in material adverse consequences for such issuers, and may cause a Fund’s investment in such securities to lose value.
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Defaulted and Distressed Securities Risk

Defaulted securities risk refers to the uncertainty of repayment of defaulted securities and obligations of distressed issuers. Because the issuer of such securities is in default and is likely to be in distressed financial condition, repayment of defaulted securities and obligations of distressed issuers (including insolvent issuers or issuers in payment or covenant default, in workout or restructuring, or in bankruptcy or insolvency proceedings) is subject to significant uncertainties. The market will likely be less liquid for distressed or defaulted securities than for other types of securities. Reduced liquidity can affect the valuations of distressed or defaulted securities, make their valuation and sale more difficult,

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and result in greater volatility. Insolvency laws and practices in foreign countries are different than those in the U.S. and the effect of these laws and practices cannot be predicted with certainty. Investments in defaulted securities and obligations of distressed issuers are considered speculative.
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Derivatives Risk

Derivatives are financial contracts whose values depend upon, or are derived from, the value of an underlying asset, reference rate, or index. Derivatives may relate to stocks, bonds, interest rates, currencies, credit exposures, currency exchange rates, commodities, related indexes, or other assets. The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities and other more traditional investments. Derivatives can be highly volatile and are subject to a number of potential risks described in this Prospectus, including market risk, credit risk, management risk, liquidity risk, and leveraging risk. Derivative products are highly specialized instruments that may require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument or index but also of the derivative itself, often without the benefit of observing the performance of the derivative under all possible market conditions. (For example, successful use of a credit default swap may require, among other things, an understanding of both the credit of the company to which it relates and of the way the swap is likely to respond to changes in various market conditions and to factors specifically affecting the company.) The use of derivatives involves the risk that a loss may be sustained as a result of the failure of another party to the contract (typically referred to as a “counterparty”) to make required payments or otherwise to comply with the contract’s terms. Derivative transactions can create investment leverage. Losses from derivatives can be substantially greater than the derivatives’ original cost and can sometimes be unlimited. Since the values of derivatives are calculated and derived from the values of other assets, reference rates, or indexes, there is greater risk that derivatives will be improperly valued. Derivatives also involve the risk that changes in the value of a derivative may not correlate perfectly with changes in the value of its underlying asset, rate, or index, and the risk that a derivative transaction may not have the effect or benefit the Fund’s investment adviser or subadviser anticipated. Also, suitable derivative transactions may not be available in all circumstances, and there can be no assurance that a Fund will engage in these transactions when that would be beneficial. A liquid secondary market may not always exist for a Fund’s derivative positions at any time. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous price or at all. Although the use of derivatives is intended to enhance a Fund’s performance, it may instead reduce returns and increase volatility.
Recent U.S. and non-U.S. legislative and regulatory reforms, including those related to the Dodd-Frank Wall Street Reform and Consumer Protection Act, have resulted in, and may in the future result in, new regulation of derivative instruments and the Funds’ use of such instruments. New regulations could, among other things, restrict a Fund’s ability to engage in derivative transactions (for example, by making certain types of derivative instruments or transactions no longer available to a Fund), establish additional margin requirements and/or increase the costs of derivatives transactions, and a Fund may as a result be unable to execute its investment strategies in a manner its investment adviser or subadviser might otherwise choose. Counterparty risk with respect to derivatives has been and may continue to be affected by new rules and regulations concerning the derivatives market. Some derivatives transactions are centrally cleared, and a party to a cleared derivatives transaction is subject to the credit risk of the clearing house and the clearing member through which it holds the position. Credit risk of market participants with respect to derivatives that are centrally cleared is concentrated in a few clearing houses and clearing members, and it is not clear how an insolvency proceeding of a clearing house or clearing member would be conducted, what effect the insolvency proceeding would have

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on any recovery by a Fund, and what impact an insolvency of a clearing house or clearing member would have on the financial system more generally.
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Futures Contract Risk.  A Fund may enter into futures contracts, in which the Fund agrees to buy or sell certain financial instruments or index units or other assets on a specified future date at a specified price or rate. A Fund may also enter into contracts to deliver in the future an amount of one currency in return for an amount of another currency. If a Fund’s investment adviser or subadviser misjudges the direction of interest rates, markets, or foreign exchange rates, a Fund’s overall performance could suffer. The risk of loss could be far greater than the investment made because a futures contract requires only a small deposit to take a large position. A small change in a financial futures contract could have a substantial impact on a Fund, favorable or unfavorable. An investor could also suffer losses if it is unable to close out a futures contract because of an illiquid secondary market. Futures are subject to the creditworthiness of the futures commission merchants or brokers and clearing organizations involved in the transactions. In the event of the insolvency of its futures commission merchant or broker, a Fund may be delayed or prevented from recovering some or all of the margin it has deposited with the merchant or broker, or any increase in the value of its futures positions held through that merchant or broker.

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Dollar Roll and Reverse Repurchase Agreement Transaction Risk

In a dollar roll transaction, a Fund sells mortgage-backed securities for delivery to the buyer in the current month and simultaneously contracts to purchase similar securities on a specified future date from the same party. In a reverse repurchase agreement transaction, a Fund sells securities to a bank or securities dealer and agrees to repurchase them at an agreed time and price; a reverse repurchase agreement is similar to a secured borrowing by a Fund. Both types of transactions generally create leverage. It may be difficult or impossible for a Fund to exercise its rights under a dollar roll transaction or reverse repurchase agreement in the event of the insolvency or bankruptcy of the counterparty, and the Fund may not be able to purchase the securities or other assets subject to the transaction and may be required to return any collateral it holds.
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Emerging Markets Risk

Investing in emerging market securities poses risks different from, and/or greater than, risks of investing in domestic securities or in the securities of foreign, developed countries. These risks may include, for example, smaller market-capitalizations of securities markets; significant price volatility; illiquidity; limits on foreign investment; and possible limits on repatriation of investment income and capital. Future economic or political events or crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or the creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in those currencies by a Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. Although many of the emerging market securities in which a Fund may invest are traded on securities exchanges, they may trade in limited volume, and the exchanges may not provide all of the conveniences or protections provided by securities exchanges in more developed markets.
Additional risks of emerging market securities may include greater social, economic, and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; greater custody and operational risks; unavailability of currency hedging techniques; less stringent investor protection and disclosure standards; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability or unreliability of material information about issuers; less developed legal, regulatory, and accounting systems; and greater environmental risk. Many emerging market countries are highly reliant on international trade and exports, including the export of commodities. Their economies may be significantly impacted

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by fluctuations in commodity prices and the global demand for certain commodities. In addition, many emerging market countries with less established health care systems have experienced outbreaks of pandemics or contagious diseases from time to time. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending settlement, or be delayed in disposing of a portfolio security. It may be more difficult to obtain and/or enforce a judgment in a court outside the U.S., and a judgment against a foreign government may be unenforceable.
Frontier markets, a subset of emerging markets, generally have smaller economies and less mature capital markets than emerging markets. As a result, the risks of investing in emerging market countries are magnified in frontier market countries. Frontier markets are more susceptible to having abrupt changes in currency values, less mature markets and settlement practices, and lower trading volumes that could lead to greater price volatility and illiquidity.
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Equity Securities Risk

Although stocks may have the potential to outperform other asset classes over the long term, their prices tend to fluctuate more dramatically over the shorter term. These movements may result from factors affecting individual companies, or from broader influences like changes in interest rates, market conditions, or investor confidence, or announcements of economic, political, or financial information.
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Fixed Income Securities Risk

The values of debt securities change in response to interest rate changes. In general, as interest rates rise, the value of a debt security is likely to fall. This risk is generally greater for obligations with longer maturities or for debt securities that do not pay current interest (such as zero-coupon securities). Debt securities with variable and floating interest rates can be less sensitive to interest rate changes, although, to the extent a Fund’s income is based on short-term interest rates that fluctuate over short periods of time, income received by the Fund may decrease as a result of a decline in interest rates. In response to an interest rate decline, debt securities that provide the issuer with the right to call or redeem the security prior to maturity may be called or redeemed, which may result in the Fund having to reinvest proceeds in other investments at a lower interest rate and therefore the Fund might not benefit from any increase in value as a result of declining interest rates. The value of a debt security also depends on the issuer’s actual or perceived credit quality or ability to pay principal and interest when due. The value of a debt security is likely to fall if an issuer or the guarantor of a security is unable or unwilling (or is perceived to be unable or unwilling) to make timely principal and/or interest payments or otherwise to honor its obligations or if the debt security’s rating is downgraded by a credit rating agency. The value of a debt security can also decline in response to changes in market, economic, industry, political, regulatory, public health, and other conditions that affect a particular type of debt security or issuer or debt securities generally. Certain events, such as market or economic developments, regulatory or government actions, natural disasters, pandemics, terrorist attacks, war, and other geopolitical events can have a dramatic adverse effect on the debt market and the overall liquidity of the market for fixed income securities.
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Extension Risk. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below-market interest rate, increase the security’s duration, and reduce the value of the security.

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Prepayment Risk. Prepayment risk is the risk that principal of a debt obligation will be repaid at a faster rate than anticipated. In such a case, a Fund may lose the benefit of a favorable interest rate for the remainder of the term of the security in question, and may only be able to reinvest the amount of the prepayment at a less favorable rate.

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Interest Rate Risk. The values of bonds and other debt instruments usually rise and fall in

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response to changes in interest rates. The values of debt instruments generally increase in response to declines in interest rates and decrease in response to rises in interest rates. Interest rate risk is generally greater for investments with longer durations or maturities. Some investments give the issuer the option to call or redeem an investment before its maturity date. If an issuer calls or redeems an investment during a time of declining interest rates, a Fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates.
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Foreign Investment Risk

Investments in securities of foreign issuers, securities of companies with significant foreign exposure, and foreign currencies can involve additional risks relating to market, industry, political, regulatory, public health, and other conditions. Political, social, diplomatic, and economic developments, U.S. and foreign government action such as the imposition of currency or capital blockages, controls, or tariffs, economic and trade sanctions or embargoes, security suspensions, entering or exiting trade or other intergovernmental agreements, or the expropriation or nationalization of assets in a particular country, can cause dramatic declines in certain or all securities with exposure to that country and other countries. In the event of nationalization, expropriation, or other confiscation, a Fund could lose its entire foreign investment in a particular country. There may be quotas or other limits on the ability of a Fund (or clients of a Fund’s investment adviser or subadviser) to invest or maintain investments in securities of issuers in certain countries. Enforcing legal rights can be more difficult, costly, and limited in certain foreign countries, and can be particularly difficult against foreign governments. Because non-U.S. securities are normally denominated and traded in currencies other than the U.S. dollar, the value of a Fund’s assets may be affected favorably or unfavorably by changes in currency exchange rates, exchange control regulations, and restrictions or prohibitions on the repatriation of non-U.S. currencies. Income and gains with respect to investments in certain countries may be subject to withholding and other taxes. There may be less information publicly available about a non-U.S. company than about a U.S. company, and many non-U.S. companies are not subject to accounting, auditing, and financial reporting standards, regulatory framework and practices comparable to those in the United States. The securities of some non-U.S. companies are less liquid and at times more volatile than securities of comparable U.S. companies. Non-U.S. transaction costs, such as brokerage commissions and custody costs may be higher than in the United States. In addition, foreign markets can perform differently from U.S. markets and can react differently to market, economic, industry, political, regulatory, geopolitical, public health, and other conditions than the U.S. market.
The willingness and ability of foreign governmental entities to pay principal and interest on government securities depends on various economic factors, including for example the issuer’s balance of payments, overall debt level, and cash-flow considerations related to the availability of tax or other revenues to satisfy the issuer’s obligations. If a foreign governmental entity defaults on its obligations on the securities, a Fund may have limited recourse available to it. The laws of some foreign countries may limit a Fund’s ability to invest in securities of certain issuers located in those countries. Special tax considerations apply to a Fund’s investments in foreign securities. A Fund’s investments in foreign securities or foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the amount, timing, or character of the Fund’s distributions.
A Fund may invest in foreign securities known as depositary receipts, in the form of American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), or other similar securities. An ADR is a U.S. dollar-denominated security issued by a U.S. bank or trust company that represents, and may be converted into, a foreign security. An EDR or a GDR is generally similar but is issued by a non-U.S. bank. Depositary receipts are subject to the same risks as direct investment in foreign securities. Depositary receipts may not necessarily be denominated in the same

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currency as the underlying securities into which they may be converted, and changes in currency exchange rates may affect the value of an ADR investment in ways different from direct investments in foreign securities. Funds may invest in both sponsored and unsponsored depositary receipts. Unsponsored depositary receipts are organized independently and without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuers may not be as current for unsponsored depositary receipts and the prices of unsponsored depositary receipts may be more volatile than if such instruments were sponsored by the issuer. An investment in an ADR is subject to the credit risk of the issuer of the ADR.
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Frequent Trading/Portfolio Turnover Risk

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. The investment policies of a Fund may lead to frequent changes in the Fund’s investments, particularly in periods of volatile market movements, in order to take advantage of what the Fund’s investment adviser or subadviser believes to be temporary investment opportunities. A change in the securities held by a Fund is known as “portfolio turnover.” Portfolio turnover generally involves some expense to a Fund, including brokerage commissions, bid-asked spreads, dealer mark-ups, and other transaction costs on the sale of securities and reinvestments in other securities, and may result in the realization of taxable capital gains (including short-term gains, which are generally treated as ordinary income when distributed to shareholders). The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance. Consult your tax adviser regarding the effect of a Fund’s portfolio turnover rate on your investments.
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Geographic Focus Risk

When a Fund invests a relatively large percentage of its assets in issuers located in a single country, a small number of countries, or a particular geographic region, the Fund’s performance could be closely tied to the market, currency, economic, political, or regulatory conditions and developments in those countries or that region, and could be more volatile than the performance of more geographically diversified funds.
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Growth Company Risk

Growth company securities tend to be more volatile in terms of price swings and trading volume than many other types of equity securities. Growth companies, especially technology related companies, have seen dramatic rises and falls in stock valuations. Funds that invest in growth companies are subject to the risk that the market may deem these companies’ stock prices over-valued, which could cause steep and/or volatile price swings. Also, since investors buy these stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines.
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Hedging Risk

If a Fund takes a short position in a particular currency, security, or bond market, it will lose money if the currency, security, or bond market appreciates in value, or an expected credit event fails to occur. Any efforts at buying or selling currencies could result in significant losses for the Fund. Further, foreign currency transactions that are intended to hedge the currency risk associated with investing in foreign securities and minimize the risk of loss that would result from a decline in the value of the hedged currency may also limit any potential gain that might result should the value of such currency increase.
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Index Funds Risk

Certain MML Underlying Funds may attempt to track the performance of a specified index. Therefore, securities may be purchased, retained, and sold by the MML Underlying Fund at times when an actively managed fund would not do so. The structure and composition of the index will affect the performance, volatility, and risk of the index and, consequently, the performance, volatility, and risk of the MML Underlying Fund. While the investment adviser or subadviser seeks to track the performance of the index (i.e., achieve a high degree of correlation with the index), the MML Underlying Fund’s return may not match the return of the index. The MML Underlying Fund incurs a number of operating expenses not applicable to the index, and incurs costs in buying and selling securities. In addition, the MML Underlying

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Fund may not be fully invested at times, generally as a result of cash flows into or out of the MML Underlying Fund or reserves of cash held by the MML Underlying Fund to meet redemptions.
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Inflation Risk

The value of assets or income from a Fund’s investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of a Fund’s assets can decline as can the value of the Fund’s distributions. The market prices of debt securities generally fall as inflation increases because the purchasing power of the future income and repaid principal is expected to be worth less when received by the Fund. Debt securities that pay a fixed rather than variable interest rate are especially vulnerable to inflation risk because variable-rate debt securities may be able to participate, over the long term, in rising interest rates which have historically accompanied long-term inflationary trends.
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Inflation-Linked Securities Risk

Inflation-linked securities are typically fixed income securities whose principal values are periodically adjusted according to a measure of inflation. If the index measuring inflation falls, the principal value of an inflation-linked security will be adjusted downward, and consequently the interest payable on the security (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original principal of the security upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-linked securities. For securities that do not provide a similar guarantee, the adjusted principal value of the security repaid at maturity may be less than the original principal.
Alternatively, the interest rates payable on certain inflation-linked securities may be adjusted according to a measure of inflation. As a result, the principal values of such securities do not adjust according to the rate of inflation, although the interest payable on such securities may decline during times of falling inflation.
The values of inflation-linked securities are expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-linked securities. Inflation-linked securities may cause a potential cash flow mismatch to investors, because an increase in the principal amount of an inflation-linked security will be treated as interest income currently subject to tax at ordinary income rates even though investors will not receive repayment of principal until maturity. If a Fund invests in such securities, it will be required to distribute such interest income in order to qualify for treatment as a regulated investment company and eliminate the Fund-level tax, without a corresponding receipt of cash, and therefore may be required to dispose of portfolio securities at a time when it may not be advantageous to do so in order to make such distributions.
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Large Company Risk

Large-capitalization stocks as a group could fall out of favor with the market, causing a Fund’s investments in large-capitalization stocks to underperform investments that focus on small- or medium-capitalization stocks. Larger, more established companies may be slow to respond to challenges, including changes to technology or consumer tastes, and may grow more slowly than smaller companies, especially during market cycles corresponding to periods of economic expansion. Market capitalizations of companies change over time.
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LIBOR Risk

Certain instruments in which a Fund may invest rely in some fashion upon the London-Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the future utilization of LIBOR, including an extension by the ICE Benchmark Administration to postpone certain aspects of the LIBOR transition to June 2023, and the nature of any replacement rate, and any potential effects of the transition

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away from LIBOR on a Fund or on certain instruments in which a Fund invests are not known. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. With respect to most LIBOR-based instruments in which a Fund may invest, the pricing and other terms governing the adoption of any successor rate are expected to limit or eliminate the direct effect of the transition to a successor rate on the value of such instruments. However, uncertainty and volatility arising from the transition may result in a reduction in the value of certain LIBOR-based instruments held by a Fund or reduce the effectiveness of related transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to a Fund.
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Liquidity Risk

Liquidity risk is the risk that particular investments may be difficult to sell or terminate at approximately the price at which the Fund is carrying the investments. The ability of a Fund to dispose of illiquid positions at advantageous prices may be greatly limited, and a Fund may have to continue to hold such positions during periods when the investment adviser or subadviser otherwise would have sold them. Some securities held by a Fund may be restricted as to resale, may trade in the over-the-counter (“OTC”) market, or may not have an active trading market due to adverse market, economic, industry, political, regulatory, geopolitical, public health, or other conditions. In addition, a Fund, by itself or together with other accounts managed by the investment adviser or subadviser, may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Fund to dispose of the position at an advantageous time or price.
Market values for illiquid securities may not be readily available, and there can be no assurance that any fair value assigned to an illiquid security at any time will accurately reflect the price a Fund might receive upon the sale of that security. It is possible that, during periods of extreme market volatility or unusually high and unanticipated levels of redemptions, a Fund may be forced to sell large amounts of securities or terminate outstanding transactions at a price or time that is not advantageous in order to meet redemptions or other cash needs. In such a case, the sale proceeds received by a Fund may be substantially less than if the Fund had been able to sell the securities or terminate the transactions in more orderly transactions, and the sale price may be substantially lower than the price previously used by the Fund to value the securities for purposes of determining the Fund’s NAV. To the extent a Fund holds illiquid securities, it may be more likely to pay redemption proceeds in kind.
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Management Risk

Each Fund is subject to management risk because it relies on the investment adviser’s and/or subadviser’s investment analysis and its selection of investments to achieve its investment objective. A Fund’s investment adviser or subadviser manages the Fund based on its assessment of economic, financial, and market factors and its investment judgment. The investment adviser or subadviser may fail to ascertain properly the appropriate mix of securities for any particular economic cycle. A Fund’s investment adviser or subadviser applies its investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that they will produce the intended result. Management risk includes the risk that poor security selection will cause a Fund to underperform relative to other funds with similar investment objectives, or that the timing of movements from one type of security to another could have a negative effect on the overall investment performance of the Fund. There can be no assurance that there will be a liquid market for instruments held by the Fund at any time.
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Market Risk

The values of a Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable broad market developments, which may affect securities markets generally or particular industries, sectors, or issuers. The values of a Fund’s investments may decline as a result of a

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number of such factors, including actual or perceived changes in general economic and market conditions, industry, political, regulatory, geopolitical, public health, and other developments, including the imposition of tariffs or other protectionist actions, changes in interest rates, currency rates, or other rates of exchange, and changes in economic and competitive industry conditions. Likewise, terrorism, war, natural and environmental disasters, and epidemics or pandemics may be highly disruptive to economies and markets. For example, the global pandemic outbreak of the novel coronavirus known as COVID-19 has produced, and will likely continue to produce, substantial market volatility, severe market dislocations and liquidity constraints in many markets, and global business disruption, and it may result in future significant adverse effects, such as exchange trading suspensions and closures, declines in global financial markets, higher default rates, and a substantial economic downturn or recession throughout the world. Such factors may have a significant adverse effect on a Fund’s performance and have the potential to impair the ability of a Fund’s investment adviser, subadviser, or other service providers to serve the Fund and could lead to disruptions that negatively impact the Fund. Different parts of the market and different types of securities can react differently to these conditions. The possibility that security prices in general will decline over short or even extended periods subjects a Fund to unpredictable declines in the value of its shares, as well as potentially extended periods of poor performance. In addition, the increasing popularity of passive index-based investing may have the potential to increase security price correlations and volatility. As passive strategies generally buy or sell securities based simply on inclusion and representation in an index, securities’ prices will have an increasing tendency to rise or fall based on whether money is flowing into or out of passive strategies rather than based on an analysis of the prospects and valuation of individual securities. This may result in increased market volatility as more money is invested through passive strategies.
Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the securities in which a Fund invests or the issuers of such securities in ways that are unforeseeable. The uncertainty surrounding the sovereign debt of a significant number of European Union countries, as well as the status of the Euro, the European Monetary Union, and the European Union itself, has disrupted and may continue to disrupt markets in the U.S. and around the world. The risks associated with investments in Europe may be heightened due to the United Kingdom’s exit from the European Union on January 31, 2020. An agreement between the United Kingdom and the European Union governing their future trade relationship became effective on January 1, 2021. Significant uncertainty remains in the market regarding the ramifications of that development and the arrangements that will apply to the United Kingdom’s relationship with the European Union and other countries following its withdrawal; the range and potential implications of possible political, regulatory, economic, and market outcomes are difficult to predict. There is the potential for decreased trade, capital outflows from the United Kingdom, devaluation of the pound sterling, decreased business and consumer spending and decreased foreign investment in the United Kingdom, and negative effects on the value of a Fund’s investments and/or on a Fund’s ability to enter into certain transactions or value certain investments. If one or more additional countries leave the European Union, or the European Union partially or completely dissolves, the world’s economies and securities markets may be significantly disrupted and adversely affected. Legislation or regulation also may change the way in which a Fund, the investment adviser, or subadviser is regulated. Such legislation, regulation, or other government action could limit or preclude a Fund’s ability to achieve its investment objective and affect the Fund’s performance.
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Master-Feeder Structure Risk

A Fund that invests in a master fund in a master-feeder relationship is subject to risk because other “feeder” funds, in addition to the Fund, may also invest in the master fund. A larger feeder fund could have more voting power than the Fund over the operations of the master fund. Also, a large-scale redemption

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by another feeder fund may increase the proportionate share of the costs of the master fund borne by the remaining feeder fund shareholders, including a Fund, or impair the ability of the Master Fund to achieve its objective. The ability of a Fund to meet redemption requests would depend on its ability to redeem its interest in the master fund. If the Fund’s investment adviser also serves as investment adviser to the master fund, the investment adviser may have an economic incentive to maintain the Fund’s investment in the master fund at a time when the Fund might otherwise choose not to do so.
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Mortgage- and Asset-Backed Securities Risk

Investments in mortgage-related and other asset-backed securities are subject to the risk of severe credit downgrades, illiquidity and defaults to a greater extent than many other types of fixed income investments. Mortgage-backed securities, including collateralized mortgage obligations and certain stripped mortgage-backed securities, represent a participation in, or are secured by, mortgage loans. Asset-backed securities are generally structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sale or installment loan contracts, leases of various types of real and personal property, receivables from credit card agreements, and student loan payments. Asset-backed securities also may be backed by pools of corporate or sovereign bonds, loans made to corporations, or a combination of these bonds and loans, commonly referred to as “collateralized debt obligations,” including collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”). The assets backing collateralized debt obligations may consist in part or entirely of high risk, below investment grade debt obligations (or comparable unrated obligations). In the case of CBOs and certain other collateralized debt obligations, those may include, by way of example, high yield debt, residential privately issued mortgage-related securities, commercial privately issued mortgage-related securities, trust preferred securities, and emerging market debt. In the case of CLOs, they may include, among other things, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, any or all of which may be rated below investment grade or may be comparable unrated obligations.
Traditional debt investments typically pay a fixed rate of interest until maturity, when the entire principal amount is due. By contrast, payments on mortgage-backed and many asset-backed investments typically include both interest and partial payment of principal. Principal may also be prepaid voluntarily, or as a result of refinancing or foreclosure. The Fund may have to invest the proceeds from prepaid investments in other investments with less attractive terms and yields. As a result, these securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates. Because the prepayment rate generally declines as interest rates rise, an increase in interest rates will likely increase the duration, and thus the volatility, of mortgage-backed and asset-backed securities. (Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of the security’s price to changes in interest rates. Unlike the maturity of a fixed income security, which measures only the time until final payment is due, duration takes into account the time until all payments of interest and principal on a security are expected to be made, including how these payments are affected by prepayments and by changes in interest rates.) Prepayment rates are difficult to predict and the potential impact of prepayments on the value of a mortgage-related or other asset-backed security depends on the terms of the instrument and can result in significant volatility. In addition to interest rate risk (as described under “Interest Rate Risk”), investments in mortgage-backed securities composed of subprime mortgages and investments in CDOs and CLOs backed by pools of high-risk, below investment grade debt securities may be subject to a higher degree of credit risk, valuation risk, and liquidity risk (as described under “Credit Risk,” “Valuation Risk,” and “Liquidity Risk”). Litigation with respect to the representations and warranties given in connection with the issuance of mortgage-backed securities can be an important

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consideration in investing in such securities, and the outcome of any such litigation could significantly impact the value of the Fund’s mortgage-backed investments.
The types of mortgages underlying securities held by the Fund may differ and may be affected differently by market factors. For example, the Fund’s investments in residential mortgage-backed securities will likely be affected significantly by factors affecting residential real estate markets and mortgages generally; similarly, investments in commercial mortgage-backed securities will likely be affected significantly by factors affecting commercial real estate markets and mortgages generally.
Some mortgage-backed and asset-backed investments receive only the interest portion (“IOs”) or the principal portion (“POs”) of payments on the underlying assets. The yields and values of these investments are extremely sensitive to changes in interest rates and in the rate of principal payments on the underlying assets. IOs tend to decrease in value if interest rates decline and rates of repayment (including prepayment) on the underlying mortgages or assets increase; it is possible that the Fund may lose the entire amount of its investment in an IO due to a decrease in interest rates. Conversely, POs tend to decrease in value if interest rates rise and rates of repayment decrease. Moreover, the market for IOs and POs may be volatile and limited, which may make them difficult for the Fund to buy or sell. The values of mortgage-related and other asset-backed securities may be substantially dependent on the servicing of the underlying asset pools, and are therefore subject to risks associated with the negligence or malfeasance by their servicers and to the credit risk of their servicers. In certain situations, the mishandling of related documentation may also affect the rights of securities holders in and to the benefits of the underlying collateral. There may be legal and practical limitations on the enforceability of any security interest granted with respect to underlying assets, or the value of the underlying assets, if any, may be insufficient if the issuer defaults.
The Fund may gain investment exposure to mortgage-backed and asset-backed investments by entering into agreements with financial institutions to buy the investments at a fixed price at a future date. The Fund may or may not take delivery of the investments at the termination date of such an agreement, but will nonetheless be exposed to changes in value of the underlying investments during the term of the agreement. These transactions may create investment leverage.
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Preferred Stock Risk

Like other equity securities, preferred stock is subject to the risk that its value may decrease based on actual or perceived changes in the business or financial condition of the issuer. In addition, if interest rates rise, the dividends on preferred stocks may be less attractive, causing the prices of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions or call/redemption provisions that can negatively affect its value. In addition, in the event of liquidation of a corporation’s assets, the rights of preferred stock generally are subordinate to the rights associated with a corporation’s debt securities.
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Quantitative Models Risk

Certain portfolio managers use quantitative models as part of the idea generation process. Quantitative models are based upon many factors that measure individual securities relative to each other. Such models may not produce the intended results and can be adversely affected by errors or imperfections in the factors or the data on which measurements are based, changing sources of market return or market risk, or any technical issues with or errors in the design, construction, implementation, or maintenance of the models.
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Real Estate Risk; REIT Risk

Investments in real estate are subject to a number of risks, including losses from casualty, condemnation or natural disasters, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, environmental regulations and other governmental action, regulatory limitations on rents, property taxes, and operating expenses. An investment in a REIT may be subject to risks similar to those associated with direct ownership of real estate, and may be subject to additional risks, such as poor performance by the manager of the REIT, adverse changes to the tax laws or failure by the REIT to qualify for favorable tax

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treatment under the Internal Revenue Code of 1986, as amended (the “Code”), and to the risk of general declines in stock prices. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property. A “mortgage” REIT that invests most or all of its assets in mortgages will be subject to many of the risks described above in respect of mortgage-backed securities. Also, the organizational documents of a REIT may contain provisions that make changes in control of the REIT difficult and time-consuming. As a shareholder in a REIT a Fund, and indirectly the Fund’s shareholders, would bear its ratable share of the REIT’s expenses and would at the same time continue to pay its own fees and expenses. Real estate-related investments may entail leverage and may be highly volatile. The securities of small real-estate issuers can be more volatile and less liquid than securities of larger issuers and their issuers can have more limited financial resources.
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Redemptions by Significant Investors

A Fund may be an investment option for investors who may make substantial investments in the Fund. As a result, from time to time, a Fund may experience a relatively large redemption and could be required to liquidate assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would, or if the Fund is unable to invest the cash in portfolio securities that it considers as desirable as the Fund’s portfolio securities.
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Repurchase Agreement Risk

A Fund may enter into repurchase agreements. These transactions must be fully collateralized, but involve credit risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral, or if the Fund is required to return collateral to a borrower at a time when it may realize a loss on the investment of that collateral.
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Risk of Investment in other Funds or Pools

A Fund may invest in other investment companies or pooled vehicles, including closed-end funds, trusts, and exchange-traded funds (“ETFs”), that are advised by the Fund’s investment adviser or subadviser, as applicable, their affiliates, or by unaffiliated parties, to the extent permitted by applicable law. As a shareholder in an investment company or other pool, the Fund, and indirectly that Fund’s shareholders, bear a ratable share of the investment company’s or pool’s expenses, including, but not limited to, advisory and administrative fees, and the Fund at the same time continues to pay its own fees and expenses. Investment companies or pools in which the Funds may invest may change their investment objectives or policies without the approval of a Fund, in which case a Fund may be forced to withdraw its investment from the investment company or pool at a disadvantageous time. Private investment pools in which the Funds may invest are not registered under the 1940 Act, and so will not offer all of the protections provided by the 1940 Act (including, among other things, independent oversight, protections against certain conflicts of interest, and custodial risks). A Fund is exposed indirectly to all of the risks applicable to any other investment company or pool in which it invests, including that the investment company or pool will not perform as expected. Investments in other investment companies or private pools may be illiquid, may be leveraged, and may be highly volatile.
Investing in other investment companies or private investment vehicles sponsored or managed by the investment adviser or subadviser, as applicable, or affiliates of the investment adviser or subadviser, as applicable, involves potential conflicts of interest. For example, the investment adviser or subadviser, as applicable, or their affiliates may receive fees based on the amount of assets invested in such other investment vehicles, which fees may be higher than the fees the investment adviser or subadviser, as applicable, receives for managing the investing Fund. Investment by a Fund in those other vehicles may be beneficial in the management of those other vehicles, by helping to achieve economies of scale or enhancing cash flows. Due to this and other factors, the investment adviser or

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subadviser, as applicable, will have an incentive to invest a portion of a Fund’s assets in investment vehicles sponsored or managed by the investment adviser or subadviser, as applicable, or their affiliates in lieu of investments by the Fund directly in portfolio securities, and will have an incentive to invest in such investment vehicles over non-affiliated investment companies to ensure an appropriate level of revenue to such investment adviser or subadviser, as applicable, or their affiliates. The investment adviser or subadviser, as applicable, will have no obligation to select the least expensive or best performing funds available to serve as an underlying investment vehicle. Similarly, the investment adviser or subadviser, as applicable, will have an incentive to delay or decide against the sale of interests held by the Fund in investment vehicles sponsored or managed by the investment adviser or subadviser, as applicable, or their affiliates.
ETFs are subject to many of the same risks applicable to investments in mutual funds generally, including that an ETF will not perform as anticipated, that a Fund will bear its proportionate share of the ETF’s fees and expenses, and that the ETF will lose money. ETFs are also subject to additional risks, including, among others, the risk that the market price of an ETF’s shares may trade above or below its NAV, the risk that an active trading market for an ETF’s shares may not develop or be maintained, the risk that trading of an ETF’s shares may be halted, and the risk that the ETF’s shares may be delisted from the listing exchange. Many ETFs engage in derivatives strategies and use leverage, and as a result their values can be highly volatile. It is possible that an ETF’s performance will diverge significantly from the performance of any index or indexes it seeks to replicate. Because shares of ETFs are actively traded, their values may be affected in unanticipated ways by the effects of supply and demand in the market, activities of short sellers, or unusual speculative activity in their shares. Some ETFs may experience periods of reduced liquidity due to restrictions on trading activity or due to a general lack of investor interest in the asset class represented by the ETF. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of an ETF may be purchased or redeemed directly from the ETF solely by Authorized Participants (“APs”) and only in aggregations of a specified number of shares (“Creation Units”). ETFs may have a limited number of financial institutions that act as APs. To the extent that those APs exit the business, or are unable to or choose not to process creation and/or redemption orders for Creation Units, and no other AP steps forward to create and redeem ETF shares, the ETF’s shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting.
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Sector Risk

If a Fund allocates a substantial amount of its assets to one or more particular industries or to particular economic, market, or industry sectors, then economic, business, regulatory, or other developments affecting issuers in those industries or sectors may affect the Fund adversely to a greater extent than if the Fund had invested more broadly. Examples might include investments in the technology, health care, or financial sectors or in one or more industries within those sectors. A substantial investment in one or more such industries or sectors has the potential to increase the volatility of a Fund’s portfolio, and may cause the Fund to underperform other mutual funds.
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Short Sales Risk

If a Fund sells a security short, it will make money if the security’s price goes down (in an amount greater than any transaction costs) and will lose money if the security’s price goes up. There is no limit on the amount of money a Fund may lose on a short sale. A Fund may not be able to close out a short sale when it might wish to do so, or may only do so at an unfavorable price. Short sales can involve leverage. When the Fund engages in a short sale, it typically borrows the security sold short. The Fund will ordinarily have to pay a fee or premium to borrow the security and will be obligated to repay to the lender of the security any dividends or interest that accrue on the security during the period of the loan. If the Fund invests the proceeds from short positions in other securities the Fund could lose money

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both on the short positions and on the securities in which it has invested the short proceeds.
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Small and Mid-Cap Company Risk

Small and medium-sized companies may have limited product lines, markets, or financial resources or they may depend on a few key employees. Such companies may have been recently organized and have little or no track record of success. Also, a Fund’s investment adviser or subadviser may not have had an opportunity to evaluate such newer companies’ performance in adverse or fluctuating market conditions. Market risk and liquidity risk are particularly pronounced for stocks of small and medium-sized companies. The securities of small and medium-sized companies may trade less frequently and in smaller volume than more widely held securities. The prices of these securities may fluctuate more sharply than those of other securities, and a Fund may experience some difficulty in establishing or closing out positions in these securities at prevailing market prices. There may be less publicly available information about the issuers of these securities or less market interest in such securities than in the case of larger companies, both of which can cause significant price volatility. Some securities of small and medium-sized issuers may be illiquid or may be restricted as to resale.
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Sovereign Debt Obligations Risk

Investments in debt securities issued by governments or by government agencies and instrumentalities involve the risk that the governmental entities responsible for repayment may be unable or unwilling to pay interest and repay principal when due. A governmental entity’s willingness or ability to pay interest and repay principal in a timely manner may be affected by a variety of factors, including its cash flow, the size of its reserves, its access to foreign exchange, the relative size of its debt service burden to its economy as a whole, and political constraints. A governmental entity may default on its obligations or may require renegotiation or rescheduling of debt payments. Any restructuring of a sovereign debt obligation held by the Fund will likely have a significant adverse effect on the value of the obligation. In the event of default of sovereign debt, the
Fund may be unable to pursue legal action against the sovereign issuer or to realize on collateral securing the debt. The sovereign debt of many non-U.S. governments, including their sub-divisions and instrumentalities, is rated below investment grade (“junk” or “high yield” bonds). Sovereign debt risk may be greater for debt securities issued or guaranteed by emerging and/or frontier market countries. At times, certain emerging and frontier market countries have declared moratoria on the payment of principal and interest on external debt. Certain emerging and frontier market countries have experienced difficulty in servicing their sovereign debt on a timely basis, which has led to defaults and the restructuring of certain indebtedness to the detriment of debtholders.
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U.S. Government Securities Risk

U.S. Government securities include a variety of securities that differ in their interest rates, maturities, and dates of issue. While securities issued or guaranteed by some agencies or instrumentalities of the U.S. Government (such as the Government National Mortgage Association) are supported by the full faith and credit of the United States, securities issued or guaranteed by certain other agencies or instrumentalities of the U.S. Government (such as Federal Home Loan Banks) are supported only by the right of the issuer to borrow from the U.S. Government. Securities issued or guaranteed by certain other agencies and instrumentalities of the U.S. Government (such as Fannie Mae and Freddie Mac) are not supported by the full faith and credit of the U.S. Government and are supported only by the credit of the issuer itself. There is no assurance that the U.S. Government would provide financial support to its agencies and instrumentalities if not required to do so. For securities not backed by the full faith and credit of the United States, a Fund must look principally to the agency or instrumentality issuing or guaranteeing the securities for repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitment. Such securities may involve increased risk of loss of principal and interest compared to government debt securities that are backed by the full faith and credit of the United States. In addition, certain

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governmental entities have been subject to regulatory scrutiny regarding their accounting policies and practices and other concerns that may result in legislation, changes in regulatory oversight and/or other consequences that could adversely affect the credit quality, availability, or investment character of securities issued by these entities. Investments in these securities are also subject to, among other things, interest rate risk, prepayment risk, extension risk, and the risk that the value of the securities will fluctuate in response to political, market, or economic developments.
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Valuation Risk

A portion of a Fund’s assets may be valued at fair value pursuant to guidelines that have been approved by the Trustees. A Fund’s assets may be valued using prices provided by a pricing service or, alternatively, a broker-dealer or other market intermediary (sometimes just one broker-dealer or other market intermediary) when other reliable pricing sources may not be available. The Fund, or persons acting on its behalf, may determine a fair value of a security based on such other information as may be available to them. There can be no assurance that any fair valuation of an investment held by a Fund will in fact approximate the price at which the Fund might sell the investment at the time. Technological issues or other service disruption issues involving third-party service providers may limit the ability of the Fund to value its investment accurately or timely. To the extent a Fund sells a security at a price lower than the price it has been using to value the security, its NAV will be adversely affected. If a Fund has overvalued securities it holds, you may pay too much for the Fund’s shares when you buy into the Fund. If a Fund underestimates the price of its portfolio securities, you may not receive the full market value for your Fund shares when you sell.
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Value Company Risk

A Fund may purchase some equity securities at prices below what the investment adviser or subadviser considers to reflect their actual or potential fundamental values. The Fund bears the risk that the prices of these securities may not increase to reflect what the investment adviser or subadviser believes to be their fundamental value or that the investment adviser or subadviser may have overestimated the securities’ fundamental value or that it may take a substantial period of time to realize that value.
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When-Issued, Delayed Delivery, TBA, and Forward Commitment Transaction Risk

A Fund may purchase securities on a when-issued, delayed delivery, to-be-announced, or forward commitment basis. These transactions involve a commitment by a Fund to purchase securities for a predetermined price or yield, with payments and delivery taking place more than seven days in the future, or after a period longer than the customary settlement period for that type of security. These transactions involve a risk of loss if the value of the securities declines prior to the settlement date. These transactions may create investment leverage. Recently finalized rules of the Financial Industry Regulatory Authority impose mandatory margin requirements for certain types of when-issued, TBA, or forward commitment transactions, with limited exceptions. Such transactions historically have not been required to be collateralized, and mandatory collateralization could increase the cost of such transactions and impose added operational complexity and may increase the credit risk of such transactions to a Fund.

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Management of the Funds
Investment Adviser
MML Investment Advisers, LLC (“MML Advisers”), a Delaware limited liability company, located at 1295 State Street, Springfield, Massachusetts 01111-0001, is the Funds’ investment adviser and is responsible for providing all necessary investment management and administrative services. MML Advisers, formed in 2013, is a wholly-owned subsidiary of Massachusetts Mutual Life Insurance Company (“MassMutual”). Founded in 1851, MassMutual is a mutual life insurance company that provides a broad range of insurance, money management, retirement, and asset accumulation products and services for individuals and businesses. As of December 31, 2020, MML Advisers had assets under management of approximately $62.3 billion.
As the investment adviser to the MML Conservative Allocation, MML Balanced Allocation, MML Moderate Allocation, MML Growth Allocation, MML Aggressive Allocation, and MML Core Allocation Fund, MML Advisers is responsible for furnishing a continuous investment program for the Funds, determining the Underlying Funds in which the Funds will invest from time to time, and the portions of their assets the Funds will invest in those Underlying Funds. MML Advisers places purchase and redemption orders for shares of the Underlying Funds on behalf of MML Conservative Allocation Fund, MML Balanced Allocation Fund, MML Moderate Allocation Fund, MML Growth Allocation Fund, MML Aggressive Allocation Fund, and MML Core Allocation Fund. These functions are performed by portfolio manager Frederick (Rick) Schulitz, CFA, CAIA. Mr. Schulitz, Head of Asset Allocation and a portfolio manager, joined MML Advisers in 2014. Mr. Schulitz is also Head of Asset Allocation at MassMutual, which he joined in 2006.
With respect to all of the Funds, MML Advisers also provides advice and recommendations to the Trustees, and performs such review and oversight functions as the Trustees may reasonably request, as to the continuing appropriateness of the investment objective, strategies, and policies of each Fund, valuations of portfolio securities, and other matters relating generally to the investment program of each Fund. MML Advisers is also responsible for, among others things, board reporting and assistance in the annual advisory contract renewal process.
Additional information regarding the objectives and strategies for the MML Underlying Funds for the MML Conservative Allocation Fund, MML Balanced Allocation Fund, MML Moderate Allocation Fund, MML Growth Allocation Fund, and MML Aggressive Allocation Fund is included in the SAI in the section titled “Appendix E – Description of MML Underlying Funds.” More detailed information about each MML Underlying Fund is available in each MML Underlying Fund’s prospectus.
MML Advisers is also compensated by the Funds for providing general administrative services and providing or causing to be provided ongoing shareholder servicing to investors in the Funds. MML Advisers may, at its expense, employ others to supply all or any part of these services. MML Advisers has entered into agreements with both State Street Bank and Trust Company (“State Street”) and MassMutual pursuant to which each assist in many aspects of fund administration and are compensated by MML Advisers for providing administrative services.
Each of the MML American Funds Growth Fund, MML American Funds International Fund, and MML American Funds Core Allocation Fund pays a separate administrative and shareholder services fee to compensate MML Advisers for providing these administrative services. The fee is calculated and paid based on the average daily net assets attributable to each share class of the Fund separately, and is paid at the following annual rates: 0.25% for Service Class I of each Fund.
Each Fund, other than the MML American Funds Growth Fund, MML American Funds International Fund, and MML American Funds Core Allocation Fund, does not pay a separate administrative and shareholder services fee to MML Advisers because its advisory contract provides that MML Advisers will perform these administrative functions.
MML Advisers has received exemptive relief from the Securities and Exchange Commission (“SEC”) to permit it to hire or change subadvisers for a number of the series of the Trust from time to time without obtaining shareholder approval. (In the absence of that exemptive relief, shareholder approval might otherwise be required.) Several other mutual fund companies have received similar relief. MML Advisers believes having this
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authority is important, because it allows MML Advisers to hire, remove, or replace a subadviser in a quick, efficient, and cost-effective fashion. Pursuant to the exemptive relief, MML Advisers will provide to a Fund’s shareholders, within 90 days of the hiring of a new subadviser, an information statement describing the new subadviser. MML Advisers will not rely on this authority for any Fund unless the Fund’s shareholders have approved this arrangement. As of the date of this Prospectus, this exemptive relief is available to each Fund.
Investment Adviser to the Master Funds
Capital Research and Management Company (“Capital Research”), an experienced investment management organization founded in 1931, serves as the investment adviser to the Master Funds and to other mutual funds, including the American Funds Insurance Series. Capital Research is a wholly-owned subsidiary of The Capital Group Companies, Inc., and is located at 333 South Hope Street, Los Angeles, California 90071. Capital Research manages the investment portfolios and business affairs of the Master Funds.
Capital Research manages equity assets through three equity investment divisions and fixed income assets through its fixed income investment division, Capital Fixed Income Investors. The three equity investment divisions – Capital World Investors, Capital Research Global Investors, and Capital International Investors – make investment decisions independently of one another.
The equity investment divisions may, in the future, be incorporated as wholly owned subsidiaries of Capital Research. In that event, Capital Research would continue to be the investment adviser, and day-to-day investment management of equity assets would continue to be carried out through one or more of these subsidiaries. Although not currently contemplated, Capital Research could incorporate its fixed income investment division in the future and engage it to provide day-to-day investment management of fixed income assets. Capital Research and each of the funds it advises have received an exemptive order from the SEC that allows Capital Research to use, upon approval of the funds’ boards, its management subsidiaries and affiliates to provide day-to-day investment management services to the funds, including making changes to the management subsidiaries and affiliates providing such services. The Master Funds’ shareholders approved this arrangement; however, there is no assurance that Capital Research will incorporate its investment divisions or exercise any authority granted to it under the exemptive order.
In addition, shareholders of the American Funds Insurance Series have approved a proposal to reorganize the American Funds Insurance Series into a Delaware statutory trust. However, the American Funds Insurance Series reserved the right to delay implementing the reorganization and has elected to do so.
Investment Management Fees of the Investment Adviser and Investment Adviser to the Master Funds
The current investment management fee paid by each Fund and Master Fund to MML Advisers and Capital Research, respectively, is identified under “Fees and Expenses of the Fund” for each Fund and Master Fund, respectively. Please see the SAI for further details.
A discussion regarding the basis for the Trustees approving any investment advisory contract of the Funds is available in the Funds’ semiannual report to shareholders dated June 30, 2020. In addition, a discussion regarding the basis for the Master Funds’ Board of Trustees’ approval of the Investment Advisory and Service Agreement for the Master Funds is available in the Master Funds’ annual report to shareholders for the fiscal year ended December 31, 2020. The Master Funds’ Securities Act of 1933 and 1940 Act file numbers filed with the Securities and Exchange Commission (“SEC”) are 002-86838 and 811-03857.
The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Funds and Master Funds. All information contained in the Prospectus and relating to the Master Funds and the American Underlying Funds has been obtained by the Trust from documents of the Master Funds and the American Underlying Funds on file with the SEC. The Trust has not independently verified any of such information.
The Funds’ investments in the Master Funds or Underlying Funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity, or person.
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Management of the Master-Feeder Fund and Master Funds
Master-Feeder Fund Structure – MML American Funds Growth Fund and MML American Funds International Fund
The MML American Funds Growth Fund and the MML American Funds International Fund operate as “Feeder Funds,” which means they generally do not buy individual securities and other investments directly. Instead, each Feeder Fund invests all of its assets in another mutual fund, a “Master Fund,” which invests directly in individual securities and other investments. Each Master Fund is a series of the American Funds Insurance Series, which is managed by Capital Research, the Master Funds’ investment adviser. Shares of the Master Funds are currently offered only to insurance company separate accounts, as well as feeder funds. Individuals cannot directly purchase shares of the Master Funds.
Each Feeder Fund has substantially the same investment objective and limitations as its corresponding Master Fund, and the investment return of each Feeder Fund will correspond directly to that of its Master Fund. Investment of its assets in its corresponding Master Fund is not a fundamental policy, and a Feeder Fund may withdraw its entire investment from its corresponding Master Fund, without shareholder approval. The differences in objectives and policies among each of the Master Funds can be expected to affect the return of each Feeder Fund and the degree of market and financial risk to which each Fund is subject.
Feeder Funds and Master Funds
Each Master Fund is a series of American Funds Insurance Series. Each Feeder Fund’s corresponding Master Fund is listed below:
Trust Feeder Fund	American Funds Insurance Series-Master Fund
MML American Funds Growth Fund	American Funds Insurance Series-Growth Fund
MML American Funds International Fund	American Funds Insurance Series-International Fund
Fund of Funds Structure – MML American Funds Core Allocation Fund
The MML American Funds Core Allocation Fund is a “fund of funds” that seeks to achieve its investment objective by investing in a combination of series of the American Funds Insurance Series using a flexible asset allocation approach. As of the date of this Prospectus, it is expected that the MML American Funds Core Allocation Fund will invest in the Class 1 shares of the American Underlying Funds listed on page 52 of this Prospectus. MML Advisers, the Funds’ investment adviser, may shift investments in these American Underlying Funds or invest in other American Underlying Funds in response to changing market, economic, and investment conditions. There is no limit on MML Advisers’ ability to shift allocations among the series of American Funds Insurance Series.
Additional information regarding the objectives, strategies, and risks of the Master Funds and American Underlying Funds is included in the SAI in the section titled “Appendix F – Information Regarding the Master Funds and American Underlying Funds.” More detailed information about the Master Funds and American Underlying Funds is available in each Master Fund and American Underlying Funds’ prospectus.
Portfolio Management of the Master Funds
Capital Research uses a system of multiple portfolio managers in managing mutual fund assets. Under this approach, the portfolio of a Master Fund is divided into segments, which are managed by individual managers. In addition, Capital Research investment analysts may make investment decisions with respect to a portion of a Master Fund’s portfolio. Investment decisions are subject to the limits provided by a Master Fund’s objectives, policies, and restrictions and the oversight of the appropriate investment-related committees of Capital Research and its investment divisions.
Certain senior members of the fixed income investment division of Capital Research serve on a portfolio strategy group. The group utilizes a research-driven process with input from Capital Research’s analysts, portfolio managers and economists to define investment themes on a range of macroeconomic factors, including duration, yield curve and sector allocation, for certain of Capital Research’s fixed income portfolios. Each Master Fund’s portfolio managers are informed by the investment themes discussed by the group.
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The portfolio managers primarily responsible for the day-to-day management of the Master Funds’ portfolios are listed below. The Funds’ SAI provides additional information about each portfolio manager’s compensation, other accounts managed by the portfolio managers and each portfolio manager’s ownership of securities in the relevant Master Fund.
AMERICAN FUNDS INSURANCE SERIES-GROWTH FUND TEAM MEMBERS
Paul Benjamin
is Partner – Capital World Investors. Mr. Benjamin has been employed with Capital Research or its affiliates for the last 16 years. Mr. Benjamin has been an equity portfolio manger for the American Funds Insurance Series – Growth Fund for 3 years and prior to that an investment analyst for the American Funds Insurance Series – Growth Fund for 12 years.
Mark L. Casey
is Partner – Capital International Investors. Mr. Casey has been employed with Capital Research or its affiliates for the last 21 years. Mr. Casey has been an equity portfolio manager for the American Funds Insurance Series – Growth Fund for 4 years and prior to that an investment analyst for the American Funds Insurance Series – Growth Fund for 11 years.
Irfan M. Furniturewala
is Partner – Capital International Investors. Mr. Furniturewala has been employed with Capital Research or its affiliates for the last 20 years. Mr. Furniturewala has been an equity portfolio manager for the American Funds Insurance Series – Growth Fund for less than 1 year and prior to that an investment analyst for the American Funds Insurance Series – Growth Fund for 1 year.
Anne-Marie Peterson
is Partner – Capital World Investors. Ms. Peterson has been employed with Capital Research or its affiliates for the last 16 years. Ms. Peterson has been an equity portfolio manager for the American Funds Insurance Series – Growth Fund for 3 years and prior to that an investment analyst for the American Funds Insurance Series - Growth Fund for 11 years.
Andraz Razen
is Partner – Capital World Investors. Mr. Razen has been employed with Capital Research or its affiliates for the last 17 years. Mr. Razen has been an equity portfolio manager for the American Funds Insurance Series – Growth Fund for 8 years and prior to that an investment analyst for the American Funds Insurance Series – Growth Fund for 3 years.
Alan J. Wilson
is Partner – Capital World Investors. Mr. Wilson has been employed with Capital Research or its affiliates for the past 30 years. Mr. Wilson has been an equity portfolio manager for the American Funds Insurance Series – Growth Fund for 7 years.
AMERICAN FUNDS INSURANCE SERIES-INTERNATIONAL FUND TEAM MEMBERS
Nicholas J. Grace
is Partner – Capital Research Global Investors. Mr. Grace has been employed with Capital Research or its affiliates for the last 27 years. Mr. Grace has been an equity portfolio manager for the American Funds Insurance Series-International Fund for 2 years and prior to that an investment analyst for the American Funds Insurance Series-International Fund for 9 years.
Sung Lee
is Partner – Capital Research Global Investors. Mr. Lee has been employed with Capital Research or its affiliates for the last 27 years. Mr. Lee has been an equity portfolio manager for the American Funds Insurance Series-International Fund for 15 years.
Jesper Lyckeus
is Partner – Capital Research Global Investors. Mr. Lyckeus has been employed with Capital Research or its affiliates for the last 25 years. Mr. Lyckeus has been an equity portfolio manager for the American Funds Insurance Series-International Fund for 14 years and prior to that an investment analyst for the American Funds Insurance Series-International Fund for 8 years.
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Renaud H. Samyn
is Partner – Capital Research Global Investors. Mr. Samyn has been employed with Capital Research or its affiliates for the last 20 years. Mr. Samyn has been an equity portfolio manager for the American Funds Insurance Series – International Fund for 7 years and prior to that an investment analyst for the American Funds Insurance Series - International Fund for 5 years.
Christopher Thomsen
is Partner – Capital Research Global Investors. Mr. Thomsen has been employed with Capital Research or its affiliates for the last 24 years. Mr. Thomsen has been an equity portfolio manager for the American Funds Insurance Series-International Fund for 15 years.
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About the Classes of Shares
Each Fund offers two classes of shares: Initial Class and Service Class shares, except that the MML Growth Fund, MML International Fund, and MML Core Allocation Fund offer Service Class I shares. Initial Class, Service Class, and Service Class I shares are available in connection with variable annuity contracts offered by MassMutual or its life insurance affiliates, certain variable life insurance policies offered by MassMutual or its life insurance affiliates, and in connection with certain variable life insurance policies and variable annuity contracts privately offered by MassMutual or its life insurance affiliates.
The different Classes have different fees and expenses. Different fees and expenses of a Class will affect performance of that Class. For actual past expenses of each share class, see the “Financial Highlights” tables later in this Prospectus. For additional information, call us toll free at 1-888-309-3539 or contact your registered representative.
Except as described below, all Classes of shares of the Funds have identical voting, dividend, liquidation, and other rights, preferences, terms, and conditions. The only differences among the various Classes are: (a) each Class may be subject to different expenses specific to that Class; (b) each Class has a different Class designation; (c) each Class has exclusive voting rights with respect to matters solely affecting such Class; (d) each Class that has adopted a Rule 12b-1 Plan will bear the expense of the payments that would be made pursuant to that Rule 12b-1 Plan, and only that Class will be entitled to vote on matters pertaining to that Rule 12b-1 Plan; and (e) each Class will have different exchange privileges.
Each Class of a Fund’s shares represents an investment in the same portfolio of securities. Because the Classes will have different expenses, they will likely have different performance records and share prices.

Distribution Plan, Shareholder Servicing, and Payments to Intermediaries
Shares of all classes of the Funds are sold without a front-end sales charge, and none of the Funds’ shares are subject to a deferred sales charge.
Rule 12b-1 fees. The Funds have adopted a Rule 12b-1 Plan (the “Plan”) for their Service Class and Service Class I shares. Under the Plan, a Fund may make payments at an annual rate of up to 0.35% of the average daily net assets attributable to its Service Class or Service Class I shares. However, each Fund currently makes payments at an annual rate of 0.25% of the average daily net assets attributable to its Service Class or Service Class I shares. The Plan is a compensation plan, under which the Funds make payments to the MML Distributors, LLC (the “Distributor”) for the services it provides and for the expenses it bears in connection with the distribution of shares of those classes and for the servicing of shareholders of those classes. Because Rule 12b-1 fees are paid out of the Funds’ Service Class and Service Class I assets on an ongoing basis, they will increase the cost of your investment and may cost you more than paying other types of sales loads. All shareholders of Service Class and Service Class I shares share in the expense of Rule 12b-1 fees paid by those classes. A Fund may pay distribution fees and other amounts described in this Prospectus at a time when shares of that Fund are unavailable for purchase.
The Distributor pays out all of the Rule 12b-1 fees it receives. The Distributor pays substantially all of the amounts it receives to MassMutual. Such amounts are used to pay continuing compensation for services provided by MassMutual agents and third party firms, to compensate MassMutual for its promotional services in respect of the Funds, and to reimburse MassMutual for expenses incurred by it in connection with promoting the Funds.
Shareholder servicing payments. MML Advisers pays all or a portion of the administrative and shareholder services fee it receives from each Fund, as described above under “Management of the Funds – Investment Adviser,” to MassMutual as compensation for, or reimbursement of expenses relating to, services provided to shareholders of the Funds.

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The Master-Feeder Structure
Each Feeder Fund has substantially the same investment objective and limitations as its corresponding Master Fund, and the investment return of each Feeder Fund will correspond directly to that of its Master Fund. Investment of its assets in its corresponding Master Fund is not a fundamental policy and a Feeder Fund may withdraw its entire investment from its corresponding Master Fund without shareholder approval. The differences in objectives and policies among each of the Master Funds can be expected to affect the return of each Feeder Fund and the degree of market and financial risk to which each Feeder Fund is subject.
Each Feeder Fund’s assets are invested directly in its corresponding Master Fund’s portfolio. Under the master-feeder structure, each Feeder Fund may withdraw its entire investment from its corresponding Master Fund if the Trust’s Board determines that it is in the best interests of the Feeder Fund and its shareholders to do so. A Feeder Fund’s inability to find a substitute investment company in which to invest or equivalent management services could adversely affect shareholders’ investments in the Feeder Funds.
The fundamental policies of a Master Fund cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Master Fund’s outstanding interests. Whenever a Feeder Fund, as an interestholder of a Master Fund, is requested to vote on any matter submitted to interestholders of the Master Fund, a Feeder Fund will either hold a meeting of its shareholders to consider such matters and cast its votes in proportion to the votes received from its shareholders (shares for which a Feeder Fund receives no voting instructions will be voted in the same proportion as the votes received from the other Feeder Fund shareholders) or cast its votes, as an interestholder of the Master Fund, in proportion to the votes received by the Master Fund from all other interestholders of the Master Fund.
Certain policies of the Master Funds that are non-fundamental may be changed by vote of the Master Fund’s trustees without interestholder approval. If a Master Fund’s investment objective or fundamental or non-fundamental policies are changed, a corresponding Feeder Fund may elect to change its objective or policies to correspond to those of the related Master Fund.
Because each Feeder Fund invests all of its assets in a Master Fund, the Feeder Fund and its shareholders will bear the fees and expenses of both the Feeder Fund and the Master Fund in which it invests, with the result that the Feeder Fund’s expenses may be higher than those of other mutual funds which invest directly in securities. This structure is different from that of other series of the Trust and many other investment companies, which directly acquire and manage their own portfolio of securities. Each Master Fund may have other interest holders, each of whom, like each Feeder Fund, will pay its proportionate share of the Master Fund’s expenses. The expenses and, correspondingly, the returns of other shareholders of the Master Funds may differ from those of the Feeder Funds. The Master Funds are not established as partnerships, and therefore do not allocate income and expenses, but pay distributions to each Master Fund shareholder, including the Feeder Funds.
Other feeder funds may offer access to the same Master Funds. Each feeder fund may set its own transaction minimums, fund-specific expenses, and other conditions. This means that one feeder fund could offer access to the same Master Fund on more attractive terms, or could experience better performance, than other feeder funds. In addition, large purchases or redemptions by one feeder fund could negatively affect the performance of other feeder funds that invest in the same Master Fund.
Information about the Master Funds and Capital Research is provided with their permission and is based on information provided by Capital Research or derived from the American Funds Insurance Series.

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Buying and Redeeming Shares
The Trust provides an investment vehicle for variable annuity contracts and variable life insurance policies offered by companies such as MassMutual. Shares of the Funds are not offered to the general public. Because these separate accounts are invested in the same underlying Funds it is possible that material conflicts could arise due to differences in tax treatment and other considerations between owners of the variable life insurance policies and owners of the variable annuity contracts. The Funds’ Trustees follow monitoring procedures which have been developed to determine whether material conflicts have arisen and what action, if any, should be taken in the event of such conflicts. If a material irreconcilable conflict should arise between owners of the variable life insurance policies and owners of the variable annuity contracts, one or the other group of owners may have to terminate its participation in the Funds. More information regarding possible conflicts between variable life insurance policies and variable annuity contracts is contained in the prospectuses for the separate accounts.
The shares of each Fund are sold at their NAV, without the deduction of any selling commission or “sales load” (see “Determining Net Asset Value” below). Your purchase order will be priced at the next NAV calculated after your order is received in good order by the Funds or MML Advisers. The Funds will suspend selling their shares during any period when the determination of NAV is suspended. The Funds can reject any purchase order and can suspend purchases if they believe it is in their best interest.
Certain foreign markets may be open on days when the Funds do not accept orders or price their shares. As a result, the NAV of a Fund’s shares may change on days when you will not be able to buy or sell shares.
The Funds redeem their shares at their next NAV computed after your redemption request is received in good order by the Funds or MML Advisers. You will usually receive payment for your shares within seven days after your written redemption request is received in good order. If, however, you request redemption of shares recently purchased by check, you may not receive payment until the check has been collected, which may take up to 15 days from time of purchase. Under unusual circumstances, the Funds can also suspend or postpone payment, when permitted by applicable law and regulations. Under normal circumstances, each Fund expects to meet redemption requests by using cash or cash equivalents in its portfolio and/or selling portfolio assets to generate cash. Under stressed market conditions, a Fund may pay redemption proceeds using cash obtained through borrowing arrangements that may be available from time to time. To the extent consistent with applicable laws and regulations, the Funds reserve the right to satisfy all or a portion of a redemption request by distributing securities or other property in lieu of cash (“in-kind” redemptions), under both normal and stressed market conditions. Some Funds may be limited in their ability to use assets other than cash to meet redemption requests due to restrictions on ownership of their portfolio assets. The securities distributed in an in-kind redemption will be valued in the same manner as they are valued for purposes of computing the Fund’s NAV. These securities are subject to market risk until they are sold and may increase or decrease in value prior to converting them into cash. You may incur brokerage and other transaction costs, and could incur a taxable gain or loss for income tax purposes when converting the securities to cash.
Risk of Substantial Redemptions. If substantial numbers of shares in a Fund were to be redeemed at the same time or at approximately the same time, the Fund might be required to liquidate a significant portion of its investment portfolio quickly to meet the redemptions. A Fund might be forced to sell portfolio securities at prices or at times when it would otherwise not have sold them, resulting in a reduction in the Fund’s NAV; in addition, a substantial reduction in the size of a Fund may make it difficult for the investment adviser or subadviser to execute its investment program successfully for the Fund for a period following the redemptions. Similarly, the prices of the portfolio securities of a Fund might be adversely affected if one or more other investment accounts managed by the investment adviser or subadviser in an investment style similar to that of the Fund were to experience substantial redemptions and those accounts were required to

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sell portfolio securities quickly or at an inopportune time.
Shares of the Master Funds and the Underlying Funds are currently offered only to insurance company separate accounts and feeder funds under master-feeder arrangements sponsored by insurance companies as underlying investments for such insurance companies’ variable annuity contracts and variable life insurance policies. All such shares may be purchased or redeemed by the separate accounts or feeder funds at NAVs without any sales or redemption charges. These purchases and redemptions are made at the price next determined after such purchases and redemptions of units of the separate accounts or feeder funds.

Frequent Trading Policies
The Funds are not designed to serve as vehicles for frequent trading or market timing activity. The Funds consider these activities to be abusive trading practices that can disrupt the management of a Fund in the following ways:
•
by requiring the Fund to keep more of its assets liquid rather than investing them for long-term growth, resulting in lost investment opportunity; and

•
by causing unplanned portfolio turnover.

These disruptions, in turn, can result in increased expenses and can have an adverse effect on Fund performance that could impact all of a Fund’s shareholders, including long-term shareholders who do not engage in these activities. Any Funds investing in foreign securities, small capitalization securities, and below investment grade debt securities (also known as “junk” or “high yield” bonds), may be particularly susceptible to frequent trading and market timing activities and their resulting disruptions due to the difficulty of pricing such securities.
The Funds’ shareholders are variable life and variable annuity separate investment accounts owned by MassMutual and certain of its life insurance affiliates. In the case of each Fund, the separate accounts aggregate the purchase and sale information of individual contract holders and provide the information to each Fund on a net basis. Accordingly, it is difficult or impossible for the Funds to determine if a particular contract holder is engaging in frequent trading or market timing activities, and the Funds do not impose specific restrictions on trading of Fund shares in order to deter such activities.
The Trustees, on behalf of the Funds, have adopted policies and procedures with respect to frequent trading and market timing activities, under which the Funds rely on the capabilities, policies, and procedures of MassMutual to discourage frequent trading and market timing activity, and to not accommodate frequent purchases and sales of shares within a Fund or transfers of shares between Funds. MassMutual has adopted policies and procedures to help identify those individuals or entities that may be engaging in frequent trading and/or market timing activities. MassMutual monitors trading activity to uniformly enforce its procedures. However, those who engage in such activities may employ a variety of techniques to avoid detection. Therefore, despite MassMutual’s efforts to prevent frequent trading and the market timing of Funds among the subaccounts of the separate accounts, there can be no assurance that MassMutual will be able to identify all those who trade frequently or employ a market timing strategy, and curtail their trading in every instance.
If MassMutual determines that a contract owner’s transfer patterns reflect frequent trading or employment of a market timing strategy, MassMutual will not allow the contract owner to submit transfer requests by overnight mail, facsimile transmissions, telephone, internet, or any other type of electronic medium. Additionally, MassMutual may reject any single trade that MassMutual determines to be abusive or harmful to a Fund. It is possible that activity that MassMutual determines is not frequent trading or market timing may nonetheless adversely affect long-term shareholders of the Funds.
MassMutual, in the future, may take various restrictive actions designed to prevent the employment of a frequent trading or market timing strategy, including not accepting transfer instructions from a contract owner or other person authorized to conduct a transfer; limiting the number of transfer requests that can be made during a contract year; and requiring the value transferred into a Fund to remain in that Fund for a particular period of time before it can be transferred out of the Fund. MassMutual will apply any restrictive action it takes uniformly to all contract owners it believes are employing a

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frequent trading or market timing strategy. As noted above, however, these restrictive actions may not be effective in deterring frequent trading or market timing activity. For more information on restrictions specific to your variable life insurance policies and/or variable annuity contracts, please see the prospectus of the separate account of the specific insurance product that accompanies this Prospectus.
The Master Funds and American Underlying Funds
The Funds also may be affected if there is frequent trading of Master Fund or American Underlying Fund shares by other shareholders of a Master Fund or American Underlying Fund.
The Master Funds, American Underlying Funds, and American Funds Distributors, Inc., the Master Funds’ and the American Underlying Funds’ distributor, reserve the right to reject any purchase order for any reason. The Master Funds and American Underlying Funds are not designed to serve as vehicles for frequent trading. Frequent trading of a Master Fund’s or American Underlying Fund’s shares may lead to increased costs to that fund and less efficient management of the Master Fund’s or American Underlying Fund’s portfolio, potentially resulting in dilution of the value of the shares held by long-term shareholders. Accordingly, purchases, including those that are part of exchange activity, that the Master Funds, American Underlying Funds, or American Funds Distributors, Inc. has determined could involve actual or potential harm to any fund may be rejected.
Each of the Master Funds and American Underlying Funds, through its transfer agent, American Funds Service Company, has agreements with the Master Fund’s or American Underlying Fund’s insurance relationships to maintain its surveillance procedures that are designed to detect frequent trading in Master Fund or American Underlying Fund shares. The agreements generally require the insurance companies to (i) provide, upon request from a Master Fund, American Underlying Fund, or their agent, certain identifying and account information regarding contract owners who invest in Master Fund or American Underlying Fund shares through an insurance company account and (ii) execute instructions from a Master Fund, American Underlying Fund, or their agent to restrict further purchases or exchanges of Master Fund or American
Underlying Fund shares by a contract owner who the Master Fund or American Underlying Fund has identified as having engaged in potentially harmful market timing or frequent trading. Under these procedures, various analytics are used to evaluate factors that may be indicative of frequent trading. For example, transactions in Master Fund or American Underlying Fund shares that exceed certain monetary thresholds may be scrutinized. American Funds Service Company may work with the insurance company separate accounts or feeder funds to apply their procedures that American Funds Service Company believes are reasonably designed to enforce the frequent trading policies of the Master Funds and the American Underlying Funds.
Under the Master Funds’ and American Underlying Funds’ frequent trading policy, certain trading activity will not be treated as frequent trading, such as: retirement plan contributions, loans, and distributions (including hardship withdrawals) identified as such on the retirement plan recordkeeper’s system; purchase transactions involving in-kind transfers of Master Fund or American Underlying Fund shares, where the entity maintaining the contract owner’s account is able to identify the transaction as one of these types of transactions; and systematic redemptions and purchases where the entity maintaining the contract owner’s account is able to identify the transaction as a systematic redemption or purchase. Generally, purchases and redemptions will not be considered “systematic” unless the transaction is pre-scheduled for a specific date.
American Funds Service Company will monitor for other types of activity that could potentially be harmful to the Series - for example, short-term trading activity in multiple funds. If American Funds Service Company identifies any activity that may constitute frequent trading, it reserves the right to contact the insurance company separate account or feeder fund and request that the separate account or feeder fund either provide information regarding an account owner’s transactions or restrict the account owner’s trading. If American Funds Service Company is not satisfied that insurance company separate account or feeder fund has taken appropriate action, American Funds Service Company may terminate the separate account’s or feeder fund’s ability to transact in Master Fund or American Underlying Fund shares.

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Determining Net Asset Value
The NAV of each Fund’s shares is determined once daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), on each Business Day. A “Business Day” is every day the NYSE is open. The NYSE normally closes at 4:00 p.m. Eastern Time, but may close earlier on some days. If the NYSE is scheduled to close early, the Business Day will be considered to end as of the time of the NYSE’s scheduled close. A Fund will not treat an intraday disruption in NYSE trading or other event that causes an unscheduled closing of the NYSE as a close of business of the NYSE for these purposes and will instead fair value securities in accordance with procedures approved annually by the Trustees, and under the general oversight of the Trustees. The NYSE currently is not open for trading on New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The NAV per share of each Feeder Fund is calculated by taking the NAV of the respective Master Fund, subtracting the Feeder Fund’s liabilities and dividing by the number of shares of the Feeder Fund that are outstanding. The NAV for the MML Conservative Allocation Fund, MML Balanced Allocation Fund, MML Moderate Allocation Fund, MML Growth Allocation Fund, MML Aggressive Allocation Fund, and MML Core Allocation Fund is calculated by adding the value of its investments in the respective MML Underlying Funds or American Underlying Funds (based on their NAVs), subtracting the Fund’s liabilities and dividing by the number of shares of the Fund that are outstanding. On holidays and other days when the NYSE is closed, each Fund’s NAV generally is not calculated and the Funds do not anticipate accepting buy or sell orders. However, the value of each Fund’s assets may still be affected on such days to the extent that a Fund holds foreign securities that trade on days that foreign securities markets are open.
The NAV of each Fund is based upon the NAV(s) of its corresponding Master Fund or Underlying Funds. Shares of the Master Funds and Underlying Funds are valued at their closing NAVs as reported on each Business Day.
Certain Underlying Funds or Master Funds may invest in securities that are traded principally in foreign markets and that trade on weekends and other days when the Funds do not price their shares. As a result, the values of the Funds’ portfolio securities may change on days when the prices of the Funds’ shares are not calculated. The prices of the Funds’ shares will reflect any such changes when the prices of the Funds’ shares are next calculated, which is the next Business Day.
The prospectuses and SAIs for the Underlying Funds and Master Funds, as applicable, explain the valuation methods for the Underlying Funds and Master Funds, including the circumstances under which the Underlying Funds or Master Funds may use fair value pricing and the effects of doing so. Such prospectuses and SAIs are available on the SEC’s EDGAR database on its Internet site at http://www.sec.gov.

Taxation and Distributions
Each Fund and each Master Fund and Underlying Fund intends to qualify each year for treatment as a regulated investment company under Subchapter M of the Code. Assuming they so qualify, none of the Funds, the Master Funds, or the Underlying Funds will be subject to federal income tax on any net income or any capital gains that are distributed or deemed to have been distributed in a timely manner to shareholders.
For each Fund, distributions, if any, are declared and paid annually.
Generally, owners of variable life insurance policies and variable annuity contracts are not taxed currently on income or gains realized with respect to such contracts. However, distributions from such contracts may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59½ years may be subject to a 10% penalty tax. Investors should ask their own tax advisers for more information on their own tax situation, including possible foreign, state, or local taxes.
In order for investors to receive the favorable tax treatment available to holders of variable life insurance policies and variable annuity contracts, the separate accounts underlying such policies or contracts, as well as the Funds in which these accounts invest, must meet certain diversification requirements. Each Fund intends to comply with these requirements. If a Fund does not meet these

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requirements, income from the policies or contracts would be taxable currently to the holders of such policies or contracts.
A Fund’s investment in foreign securities through its investment in a Master Fund or certain Underlying Funds may be subject to foreign withholding or other taxes. In that case, the Fund’s yield on those securities would be decreased.
Please refer to the SAI for more information regarding the tax treatment of the Funds. For a discussion of the tax consequences of variable life insurance policies and variable annuity contracts, please refer to the prospectus for the applicable policy or contract. In addition, please refer to the prospectus and statement of additional information for each Master Fund and Underlying Fund which are available on the SEC’s EDGAR database on its Internet site at http://www.sec.gov.

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Financial Highlights

The financial highlights tables are intended to help you understand the Funds’ financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions) but do not include charges and expenses attributable to any insurance product. Any such charges and expenses would reduce the total return figures for the periods shown. This information has been audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose reports, along with each Fund’s financial statements, are included in the Trust’s Annual Reports and are incorporated by reference into the SAI, and are available on request.

MML CONSERVATIVE ALLOCATION FUND

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets[w]	Net investment income (loss) to average daily net assets
Initial Class
12/31/20	$ 9.95	$ 0.09	$ 0.86	$ 0.95	$ (0.27)	$ (0.29)	$ (0.56)	$ 10.34	9.93%	$ 96,649	0.12%	0.95%
12/31/19	9.23	0.25	1.13	1.38	(0.28)	(0.38)	(0.66)	9.95	15.20%	95,290	0.13%	2.55%
12/31/18	10.01	0.22	(0.55)	(0.33)	(0.25)	(0.20)	(0.45)	9.23	(3.50%)	90,797	0.12%	2.22%
12/31/17	9.63	0.22	0.70	0.92	(0.23)	(0.31)	(0.54)	10.01	9.62%	107,294	0.12%	2.23%
12/31/16	9.83	0.20	0.37	0.57	(0.24)	(0.53)	(0.77)	9.63	5.78%	112,989	0.12%	2.01%
Service Class
12/31/20	$ 9.84	$ 0.07	$ 0.85	$ 0.92	$ (0.25)	$ (0.29)	$ (0.54)	$ 10.22	9.67%	$ 338,181	0.37%	0.72%
12/31/19	9.13	0.22	1.12	1.34	(0.25)	(0.38)	(0.63)	9.84	14.93%	312,658	0.38%	2.31%
12/31/18	9.90	0.19	(0.53)	(0.34)	(0.23)	(0.20)	(0.43)	9.13	(3.70%)	306,230	0.37%	1.94%
12/31/17	9.53	0.20	0.68	0.88	(0.20)	(0.31)	(0.51)	9.90	9.33%	368,843	0.37%	2.00%
12/31/16	9.74	0.18	0.35	0.53	(0.21)	(0.53)	(0.74)	9.53	5.48%	364,364	0.37%	1.80%

	Year ended December 31
	2020	2019	2018	2017	2016
Portfolio turnover rate[x]	43%	29%	18%	14%	24%

c	Per share amount calculated on the average shares method.
m

Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.
x	Amount does not include the portfolio activity of any underlying fund.

MML BALANCED ALLOCATION FUND

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets[w]	Net investment income (loss) to average daily net assets
Initial Class
12/31/20	$ 9.89	$ 0.09	$ 0.94	$ 1.03	$ (0.26)	$ (0.34)	$ (0.60)	$ 10.32	10.93%	$ 109,924	0.12%	0.97%
12/31/19	9.12	0.23	1.27	1.50	(0.26)	(0.47)	(0.73)	9.89	16.75%	125,465	0.12%	2.32%
12/31/18	10.16	0.20	(0.61)	(0.41)	(0.24)	(0.39)	(0.63)	9.12	(4.47%)	116,177	0.12%	2.00%
12/31/17	9.70	0.21	0.88	1.09	(0.20)	(0.43)	(0.63)	10.16	11.48%	139,773	0.12%	2.06%
12/31/16	10.05	0.18	0.43	0.61	(0.24)	(0.72)	(0.96)	9.70	6.15%	134,716	0.12%	1.84%
Service Class
12/31/20	$ 9.80	$ 0.07	$ 0.92	$ 0.99	$ (0.23)	$ (0.34)	$ (0.57)	$ 10.22	10.65%	$ 373,144	0.37%	0.72%
12/31/19	9.03	0.20	1.27	1.47	(0.23)	(0.47)	(0.70)	9.80	16.61%	408,868	0.37%	2.07%
12/31/18	10.07	0.17	(0.61)	(0.44)	(0.21)	(0.39)	(0.60)	9.03	(4.76%)	391,230	0.37%	1.76%
12/31/17	9.62	0.18	0.88	1.06	(0.18)	(0.43)	(0.61)	10.07	11.21%	459,581	0.37%	1.82%
12/31/16	9.98	0.16	0.42	0.58	(0.22)	(0.72)	(0.94)	9.62	5.82%	438,996	0.37%	1.62%

	Year ended December 31
	2020	2019	2018	2017	2016
Portfolio turnover rate[x]	22%	28%	17%	15%	18%

c	Per share amount calculated on the average shares method.
m

Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.
x	Amount does not include the portfolio activity of any underlying fund.

MML MODERATE ALLOCATION FUND

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets[w]	Net investment income (loss) to average daily net assets
Initial Class
12/31/20	$ 10.53	$ 0.10	$ 0.95	$ 1.05	$ (0.26)	$ (0.48)	$ (0.74)	$ 10.84	10.54%	$ 303,037	0.11%	1.04%
12/31/19	9.71	0.21	1.54	1.75	(0.28)	(0.65)	(0.93)	10.53	18.58%	378,044	0.12%	2.05%
12/31/18	11.00	0.19	(0.73)	(0.54)	(0.24)	(0.51)	(0.75)	9.71	(5.48%)	349,719	0.11%	1.79%
12/31/17	10.38	0.20	1.15	1.35	(0.20)	(0.53)	(0.73)	11.00	13.33%	417,670	0.11%	1.84%
12/31/16	10.66	0.18	0.54	0.72	(0.23)	(0.77)	(1.00)	10.38	6.89%	411,730	0.11%	1.69%
Service Class
12/31/20	$ 10.41	$ 0.08	$ 0.92	$ 1.00	$ (0.23)	$ (0.48)	$ (0.71)	$ 10.70	10.16%	$1,575,805	0.36%	0.76%
12/31/19	9.60	0.18	1.53	1.71	(0.25)	(0.65)	(0.90)	10.41	18.36%	1,751,648	0.37%	1.78%
12/31/18	10.88	0.16	(0.72)	(0.56)	(0.21)	(0.51)	(0.72)	9.60	(5.70%)	1,690,215	0.36%	1.54%
12/31/17	10.28	0.17	1.14	1.31	(0.18)	(0.53)	(0.71)	10.88	12.99%	2,047,202	0.36%	1.60%
12/31/16	10.57	0.15	0.53	0.68	(0.20)	(0.77)	(0.97)	10.28	6.59%	1,968,981	0.36%	1.45%

	Year ended December 31
	2020	2019	2018	2017	2016
Portfolio turnover rate[x]	19%	28%	15%	13%	14%

c	Per share amount calculated on the average shares method.
m

Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.
x	Amount does not include the portfolio activity of any underlying fund.

MML GROWTH ALLOCATION FUND

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets[w]	Net investment income (loss) to average daily net assets
Initial Class
12/31/20	$ 9.04	$ 0.09	$ 0.98	$ 1.07	$ (0.18)	$ (0.55)	$ (0.73)	$ 9.38	12.76%	$ 456,817	0.11%	1.07%
12/31/19	8.35	0.15	1.55	1.70	(0.22)	(0.79)	(1.01)	9.04	21.21%	573,104	0.12%	1.64%
12/31/18	9.75	0.14	(0.73)	(0.59)	(0.18)	(0.63)	(0.81)	8.35	(6.90%)	536,767	0.11%	1.47%
12/31/17	9.16	0.15	1.28	1.43	(0.15)	(0.69)	(0.84)	9.75	16.07%	647,613	0.11%	1.53%
12/31/16	9.69	0.13	0.58	0.71	(0.19)	(1.05)	(1.24)	9.16	7.57%	607,088	0.11%	1.38%
Service Class
12/31/20	$ 8.96	$ 0.07	$ 0.97	$ 1.04	$ (0.16)	$ (0.55)	$ (0.71)	$ 9.29	12.47%	$ 788,627	0.36%	0.82%
12/31/19	8.28	0.12	1.54	1.66	(0.19)	(0.79)	(0.98)	8.96	20.93%	978,390	0.37%	1.40%
12/31/18	9.67	0.12	(0.73)	(0.61)	(0.15)	(0.63)	(0.78)	8.28	(7.10%)	915,318	0.36%	1.22%
12/31/17	9.09	0.12	1.28	1.40	(0.13)	(0.69)	(0.82)	9.67	15.81%	1,080,728	0.36%	1.27%
12/31/16	9.63	0.11	0.56	0.67	(0.16)	(1.05)	(1.21)	9.09	7.23%	1,001,718	0.36%	1.13%

	Year ended December 31
	2020	2019	2018	2017	2016
Portfolio turnover rate[x]	18%	29%	17%	16%	17%

c	Per share amount calculated on the average shares method.
m

Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.
x	Amount does not include the portfolio activity of any underlying fund.

MML AGGRESSIVE ALLOCATION FUND

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets[w]	Net investment income (loss) to average daily net assets
Initial Class
12/31/20	$ 10.16	$ 0.10	$ 1.15	$ 1.25	$ (0.16)	$ (0.67)	$ (0.83)	$ 10.58	13.35%	$ 66,655	0.15%	1.08%
12/31/19	9.20	0.12	1.99	2.11	(0.21)	(0.94)	(1.15)	10.16	23.93%	67,730	0.15%	1.24%
12/31/18	10.68	0.12	(0.90)	(0.78)	(0.15)	(0.55)	(0.70)	9.20	(8.12%)	56,195	0.15%	1.10%
12/31/17	9.67	0.12	1.65	1.77	(0.12)	(0.64)	(0.76)	10.68	18.77%	66,517	0.15%	1.17%
12/31/16	10.10	0.11	0.72	0.83	(0.16)	(1.10)	(1.26)	9.67	8.54%	58,438	0.15%	1.09%
Service Class
12/31/20	$ 9.99	$ 0.07	$ 1.13	$ 1.20	$ (0.13)	$ (0.67)	$ (0.80)	$ 10.39	13.08%	$ 93,621	0.40%	0.80%
12/31/19	9.06	0.09	1.96	2.05	(0.18)	(0.94)	(1.12)	9.99	23.65%	95,667	0.40%	0.95%
12/31/18	10.54	0.09	(0.90)	(0.81)	(0.12)	(0.55)	(0.67)	9.06	(8.44%)	83,212	0.40%	0.87%
12/31/17	9.56	0.10	1.62	1.72	(0.10)	(0.64)	(0.74)	10.54	18.44%	90,246	0.40%	0.95%
12/31/16	10.00	0.08	0.72	0.80	(0.14)	(1.10)	(1.24)	9.56	8.28%	73,617	0.40%	0.84%

	Year ended December 31
	2020	2019	2018	2017	2016
Portfolio turnover rate[x]	17%	32%	19%	20%	19%

c	Per share amount calculated on the average shares method.
m

Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.
x	Amount does not include the portfolio activity of any underlying fund.

MML AMERICAN FUNDS GROWTH FUND

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[u]	Ratio of expenses to average daily net assets after expense waivers[u,j]	Net investment income (loss) to average daily net assets
Service Class I
12/31/20	$ 14.33	$ (0.02)	$ 7.11	$ 7.09	$ (0.12)	$ (1.74)	$ (1.86)	$ 19.56	51.49%	$257,464	0.68%	N/A	(0.12%)
12/31/19	12.70	0.04	3.53	3.57	(0.05)	(1.89)	(1.94)	14.33	30.33%	197,036	0.69%	0.69%[l]	0.31%
12/31/18	14.37	0.00[d]	0.15	0.15	(0.04)	(1.78)	(1.82)	12.70	(0.73%)	162,360	0.69%	0.69%[l]	0.01%
12/31/17	12.37	0.01	3.31	3.32	(0.04)	(1.28)	(1.32)	14.37	27.78%	171,896	0.68%	0.68%[l]	0.07%
12/31/16	14.53	0.05	1.16	1.21	(0.03)	(3.34)	(3.37)	12.37	9.00%	139,841	0.69%	0.69%[l]	0.37%

	Year ended December 31
	2020	2019	2018	2017	2016
Portfolio turnover rate[x]	8%	12%	12%	11%	8%

c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l	Expenses incurred during the period fell under the expense cap.
m

Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

u	Expenses of the Master Fund are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of the Master Fund.
x	Amount does not include the portfolio activity of the Master Fund.

MML AMERICAN FUNDS INTERNATIONAL FUND

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[u]	Ratio of expenses to average daily net assets after expense waivers[u,j]	Net investment income (loss) to average daily net assets
Service Class I
12/31/20	$ 10.19	$ 0.01	$ 1.25	$ 1.26	$ (0.10)	$ (0.53)	$ (0.63)	$ 10.82	13.44%	$61,031	0.73%	N/A	0.14%
12/31/19	9.07	0.09	1.83	1.92	(0.28)	(0.52)	(0.80)	10.19	22.31%	63,943	0.74%	0.73%	0.96%
12/31/18	10.93	0.13	(1.55)	(1.42)	(0.09)	(0.35)	(0.44)	9.07	(13.52%)	56,712	0.73%	0.70%	1.24%
12/31/17	9.12	0.08	2.73	2.81	(0.09)	(0.91)	(1.00)	10.93	31.65%	66,931	0.72%	0.70%	0.80%
12/31/16	9.63	0.09	0.21	0.30	(0.11)	(0.70)	(0.81)	9.12	2.97%	53,972	0.72%	0.70%	0.94%

	Year ended December 31
	2020	2019	2018	2017	2016
Portfolio turnover rate[x]	5%	8%	11%	9%	12%

c	Per share amount calculated on the average shares method.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
m

Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

u	Expenses of the Master Fund are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of the Master Fund.
x	Amount does not include the portfolio activity of the Master Fund.

MML AMERICAN FUNDS CORE ALLOCATION FUND

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets[w]	Net investment income (loss) to average daily net assets
Service Class I
12/31/20	$ 11.72	$ 0.12	$ 1.15	$ 1.27	$ (0.20)	$ (0.63)	$ (0.83)	$ 12.16	11.39%	$ 943,728	0.71%	1.08%
12/31/19	10.98	0.18	1.72	1.90	(0.29)	(0.87)	(1.16)	11.72	18.12%	1,001,411	0.71%	1.52%
12/31/18	12.60	0.17	(0.69)	(0.52)	(0.22)	(0.88)	(1.10)	10.98	(4.84%)	956,051	0.71%	1.41%
12/31/17	11.94	0.16	1.56	1.72	(0.18)	(0.88)	(1.06)	12.60	14.94%	1,094,274	0.71%	1.25%
12/31/16	12.08	0.16	0.92	1.08	(0.24)	(0.98)	(1.22)	11.94	8.97%	941,450	0.71%	1.29%

	Year ended December 31
	2020	2019	2018	2017	2016
Portfolio turnover rate[x]	14%	16%	15%	16%	7%

c	Per share amount calculated on the average shares method.
m

Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.
x	Amount does not include the portfolio activity of any underlying fund.

Index Descriptions
The Bloomberg Barclays U.S. Aggregate Bond Index measures the performance of investment grade, U.S. dollar-denominated, fixed-rate taxable bond market securities, including Treasuries, government-related and corporate securities, mortgage-backed securities (MBS) (agency fixed-rate and hybrid ARM pass-throughs), asset-backed securities (ABS), and commercial mortgage-backed securities (CMBS). It rolls up into other Bloomberg Barclays flagship indexes, such as the multi-currency Global Aggregate Index and the U.S. Universal Index, which includes high yield and emerging markets debt. The Index does not reflect any deduction for fees, expenses, or taxes and cannot be purchased directly by investors.
The Custom MML Aggressive Allocation Index comprises the Bloomberg Barclays U.S. Aggregate Bond, Russell 3000, and MSCI ACWI ex USA Indexes. The weightings of each index are 10%, 67.5%, and 22.5%, respectively. The Index does not reflect any deduction for fees or expenses and cannot be purchased directly by investors.
The Custom MML Balanced Allocation Index comprises the Bloomberg Barclays U.S. Aggregate Bond, Russell 3000, and MSCI ACWI ex USA Indexes. The weightings of each index are 50%, 37.5%, and 12.5%, respectively. The Index does not reflect any deduction for fees or expenses and cannot be purchased directly by investors.
The Custom MML Conservative Allocation Index comprises the Bloomberg Barclays U.S. Aggregate Bond, Russell 3000, and MSCI ACWI ex USA Indexes. The weightings of each index are 60%, 30%, and 10%, respectively. The Index does not reflect any deduction for fees or expenses and cannot be purchased directly by investors.
The Custom MML Core Allocation Index comprises the S&P 500 Index, MSCI ACWI ex-USA, and Bloomberg Barclays U.S. Aggregate Bond Index. The weightings of each index are 55%, 10%, and 35%, respectively. The Index does not reflect any deduction for fees or expenses and cannot be purchased directly by investors.
The Custom MML Growth Allocation Index comprises the Bloomberg Barclays U.S. Aggregate Bond, Russell 3000, and MSCI ACWI ex USA Indexes. The weightings of each index are 25%, 56.25%, and 18.75%, respectively. The Index does not reflect any deduction for fees or expenses and cannot be purchased directly by investors.
The Custom MML Moderate Allocation Index comprises the Bloomberg Barclays U.S. Aggregate Bond, Russell 3000, and MSCI ACWI ex USA Indexes. The weightings of each index are 40%, 45%, and 15%, respectively. The Index does not reflect any deduction for fees or expenses and cannot be purchased directly by investors.
The MSCI All Country World Index (ACWI) ex USA measures the performance of the large- and mid-cap segments of the particular regions, excluding U.S. equity securities, including developed and emerging markets. It is free float-adjusted market-capitalization weighted. The Index does not reflect any deduction for fees or expenses and cannot be purchased directly by investors.
The MSCI EAFE Index measures the performance of the large- and mid-cap segments of developed markets, excluding the U.S. and Canada equity securities. It is free float-adjusted market-capitalization weighted. The Index does not reflect any deduction for fees or expenses and cannot be purchased directly by investors.
The Russell 1000 Growth Index measures the performance of the large-cap growth segment of U.S. equity securities. It includes the Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. It is market-capitalization weighted. The Index does not reflect any deduction for fees, expenses, or taxes and cannot be purchased directly by investors.
The Russell 3000 Index measures the performance of the 3000 largest U.S. companies representing approximately 98% of the investable U.S. equity market. It is market-capitalization weighted. The Index does not reflect any deduction for fees, expenses, or taxes and cannot be purchased directly by investors.
The S&P 500 Index measures the performance of 500 widely held stocks in the U.S. equity market. Standard and Poor’s chooses member companies for the index based on market size, liquidity, and industry group representation. Included are the stocks of industrial, financial, utility, and transportation companies. Since mid-1989, this composition has been more flexible and the number of issues in each sector has varied. It is market capitalization-weighted. The Index does not reflect any deduction for fees, expenses, or taxes and cannot be purchased directly by investors.
− 97 −

MML SERIES INVESTMENT FUND
1295 State Street
Springfield, Massachusetts 01111-0001
Learning More About the Funds
You can learn more about the Funds by reading the Funds’ Annual and Semiannual Reports, the SAI, and the statement of additional information for the American Funds Insurance Series. You may obtain free copies of this information from the Funds or from the SEC using one or more of the methods set forth below. In the Annual and Semiannual Reports, you will find a discussion of market conditions and investment strategies that significantly affected each Fund’s performance during the period covered by the Report and a listing of each Fund’s portfolio securities as of the end of such period. The SAI provides additional information about the Funds and will provide you with more detail regarding the organization and operation of the Funds, including their investment strategies. The SAI is incorporated by reference into this Prospectus and is therefore legally considered a part of this Prospectus.
How to Obtain Information
From the Funds: You may request information about the Funds free of charge (including the Annual/Semiannual Reports and the SAI) or make shareholder inquiries by calling 1-888-309-3539 or by writing the Funds, c/o Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, Massachusetts 01111-0001, Attention: MassMutual U.S. Product and Investment Communications. You may also obtain copies of the Annual/Semiannual Reports and the SAI free of charge at https://www.massmutual.com/funds. Additionally, you may obtain a copy of the SAI for the American Funds Insurance Series by using the contact information above.
From the SEC: Information about the Funds (including the Annual/Semiannual Reports and the SAI) is available on the SEC’s EDGAR database on its Internet site at http://www.sec.gov. You can also get copies of this information, upon payment of a copying fee, by electronic request at publicinfo@sec.gov.
When obtaining information about the Funds from the SEC, you may find it useful to reference the
Funds’ SEC file number: 811-2224.

MML SERIES INVESTMENT FUND
1295 STATE STREET
SPRINGFIELD, MASSACHUSETTS 01111-0001
STATEMENT OF ADDITIONAL INFORMATION
THIS STATEMENT OF ADDITIONAL INFORMATION (“SAI”) IS NOT A PROSPECTUS. IT SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS OF MML SERIES INVESTMENT FUND (THE “TRUST”) DATED MAY 1, 2021, AS AMENDED FROM TIME TO TIME (THE “PROSPECTUS”). THIS SAI INCORPORATES HEREIN THE FINANCIAL STATEMENTS OF THE FUNDS BY REFERENCE TO THE TRUST’S ANNUAL REPORTS AS OF DECEMBER 31, 2020 (THE “ANNUAL REPORTS”). TO OBTAIN A PROSPECTUS OR AN ANNUAL REPORT, CALL TOLL-FREE 1-888-309-3539, OR WRITE THE TRUST AT THE ABOVE ADDRESS.
THIS SAI RELATES TO THE FOLLOWING FUNDS:
•
MML BLUE CHIP GROWTH FUND

INITIAL CLASS
SERVICE CLASS
•
MML EQUITY INCOME FUND

INITIAL CLASS
SERVICE CLASS
•
MML EQUITY INDEX FUND

CLASS I
CLASS II
CLASS III
SERVICE CLASS I
•
MML FOCUSED EQUITY FUND

CLASS II
SERVICE CLASS I
•
MML FOREIGN FUND

INITIAL CLASS
SERVICE CLASS
•
MML FUNDAMENTAL EQUITY FUND

CLASS II
SERVICE CLASS I
•
MML FUNDAMENTAL VALUE FUND

CLASS II
SERVICE CLASS I
•
MML GLOBAL FUND

CLASS I
CLASS II
SERVICE CLASS I
•
MML GROWTH & INCOME FUND

INITIAL CLASS
SERVICE CLASS
•
MML INCOME & GROWTH FUND

INITIAL CLASS
SERVICE CLASS
•
MML INTERNATIONAL EQUITY FUND

CLASS II
SERVICE CLASS I
•
MML LARGE CAP GROWTH FUND

INITIAL CLASS
SERVICE CLASS
•
MML MANAGED VOLATILITY FUND

INITIAL CLASS
SERVICE CLASS
•
MML MID CAP GROWTH FUND

INITIAL CLASS
SERVICE CLASS
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MML MID CAP VALUE FUND

INITIAL CLASS
SERVICE CLASS
•
MML SMALL CAP GROWTH EQUITY FUND

INITIAL CLASS
SERVICE CLASS
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MML SMALL COMPANY VALUE FUND

CLASS II
SERVICE CLASS I
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MML SMALL/MID CAP VALUE FUND

INITIAL CLASS
SERVICE CLASS
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MML TOTAL RETURN BOND FUND

CLASS II
SERVICE CLASS I

DATED MAY 1, 2021

GENERAL INFORMATION
MML Series Investment Fund (the “Trust”) is an open-end management investment company having separate investment portfolios. This Statement of Additional Information (“SAI”) provides information regarding the following 19 diversified investment portfolios: MML Blue Chip Growth Fund (“MML Blue Chip Growth”), MML Equity Income Fund (“MML Equity Income”), MML Equity Index Fund (“MML Equity Index”), MML Focused Equity Fund (“MML Focused Equity”), MML Foreign Fund (“MML Foreign”), MML Fundamental Equity Fund (“MML Fundamental Equity”), MML Fundamental Value Fund (“MML Fundamental Value”), MML Global Fund (“MML Global”), MML Growth & Income Fund (“MML Growth & Income”), MML Income & Growth Fund (“MML Income & Growth”), MML International Equity Fund (“MML International Equity”), MML Large Cap Growth Fund (“MML Large Cap Growth”), MML Managed Volatility Fund (“MML Managed Volatility”), MML Mid Cap Growth Fund (“MML Mid Cap Growth”), MML Mid Cap Value Fund (“MML Mid Cap Value”), MML Small Cap Growth Equity Fund (“MML Small Cap Growth Equity”), MML Small Company Value Fund (“MML Small Company Value”), MML Small/Mid Cap Value Fund (“MML Small/Mid Cap Value”), and MML Total Return Bond Fund (“MML Total Return Bond”) (collectively, the “Funds” of the Trust). Each Fund has its own investment objective and policies and is designed to meet different investment needs.
The Trust was organized as a business trust under the laws of The Commonwealth of Massachusetts pursuant to an Agreement and Declaration of Trust dated December 19, 1984, as restated May 14, 1993, and further amended and restated as of December 15, 2011, as it may be further amended from time to time (the “Declaration of Trust”). The Trust makes shares of the Funds available for the investment of assets of various separate investment accounts established by Massachusetts Mutual Life Insurance Company (“MassMutual”) and by its life insurance company subsidiaries, including MML Bay State Life Insurance Company (“MML Bay State”) and C.M. Life Insurance Company (“C.M. Life”). Shares of the Funds are offered solely to separate investment accounts established by MassMutual, its life insurance company subsidiaries, and the MML Allocation Funds, which are “funds of funds” series of the Trust.
MML Investment Advisers, LLC (“MML Advisers”) is responsible for providing investment advisory, management, and administrative services needed by the Funds pursuant to investment management agreements and administrative services agreements. MML Advisers has entered into investment subadvisory agreements pursuant to which AllianceBernstein L.P. (“AllianceBernstein”) manages the investment of the assets of MML Small/Mid Cap Value; American Century Investment Management, Inc. (“American Century”) manages the investment of the assets of MML Mid Cap Value; Barrow, Hanley, Mewhinney & Strauss, LLC (“Barrow Hanley”) manages the investment of the assets of MML Income & Growth; Boston Partners Global Investors, Inc. (“Boston Partners”) manages the investment of the assets of MML Fundamental Value; Gateway Investment Advisers, LLC (“Gateway”) manages the investment of the assets of MML Managed Volatility; Harris Associates L.P. (“Harris”) manages the investment of the assets of MML International Equity; Invesco Advisers, Inc. (“Invesco”) manages the investment of the assets of MML Fundamental Equity; Loomis, Sayles & Company, L.P. (“Loomis Sayles”) manages the investment of the assets of MML Large Cap Growth; Massachusetts Financial Services Company (“MFS”) manages the investment of the assets of MML Global and MML Growth & Income; Metropolitan West Asset Management, LLC (“MetWest”) manages the investment of the assets of MML Total Return Bond; Northern Trust Investments, Inc. (“NTI”) manages the investment of the assets of MML Equity Index; Thompson, Siegel & Walmsley LLC (“TSW”) manages the investment of the assets of MML Foreign; T. Rowe Price Associates, Inc. (“T. Rowe Price”) manages the investment of the assets of MML Blue Chip Growth, MML Equity Income, and MML Small Company Value and a portion of MML Mid Cap Growth; and Wellington Management Company LLP (“Wellington Management”) manages the investment of the assets of MML Focused Equity and MML Small Cap Growth Equity and a portion of MML Mid Cap Growth. MML Advisers, AllianceBernstein, American Century, Barrow Hanley, Boston Partners, Gateway, Harris, Invesco, Loomis Sayles, MFS, MetWest, NTI, TSW, T. Rowe Price, and Wellington Management are registered with the Securities and Exchange Commission (the “SEC”) as investment advisers.
ADDITIONAL INVESTMENT POLICIES
Each Fund has a distinct investment objective which it pursues through separate investment policies, as described in the Prospectus and below. The fundamental investment policies and fundamental investment restrictions of a Fund may not be changed without the vote of a majority of that Fund’s outstanding voting securities (which, under the Investment Company Act of 1940, as amended (the “1940 Act”) and the rules thereunder and as used in this SAI and in the Prospectus, means the lesser of (l) 67% of the shares of that Fund present at a meeting if the holders of more than 50% of the outstanding shares of that Fund are present in person or by proxy, or (2) more than 50% of the outstanding shares of that Fund). The Board of Trustees of the Trust (the “Board”) may adopt new or amend or delete existing non-fundamental investment policies and restrictions without shareholder approval. There is no guarantee that any Fund will achieve its investment objective.

Unless otherwise specified, each Fund may engage in the investment practices and techniques described below to the extent consistent with such Fund’s investment objective and fundamental investment restrictions. Not all Funds necessarily will utilize all or any of these practices and techniques at any one time or at all. Investment policies and restrictions described below are non-fundamental and may be changed by the Trustees without shareholder approval, unless otherwise noted. For a description of the ratings of corporate debt securities and money market instruments in which the various Funds may invest, reference should be made to Appendix A.
MML Equity Index and MML Managed Volatility
Tracking Error.   There are several reasons why the performance of MML Equity Index may not track its index. Unlike the index, the Fund incurs administrative expenses and transaction costs in trading stocks. In addition, the composition of the index and the Fund’s portfolio may occasionally diverge as the result of legal restrictions, costs, or liquidity constraints, especially during times when a sampling methodology is used. Furthermore, the timing and magnitude of cash inflows from investors buying shares could create balances of uninvested cash for the Fund. Conversely, the timing and magnitude of cash outflows to investors selling shares could require ready reserves of uninvested cash. Either situation would likely cause the Fund’s performance to deviate from the “fully invested” index. The Fund’s subadviser, NTI, expects that, under normal circumstances, the annual performance of the Fund, before fees and expenses, will track the performance of the index within a 0.95 correlation coefficient.
Disclaimer.   The “S&P 500 Index” is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”), and has been licensed for use by MassMutual. Standard & Poor’s®, S&P®, and S&P 500® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). It is not possible to invest directly in an index. MML Equity Index and MML Managed Volatility are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices makes no representation or warranty, express or implied, to the owners of MML Equity Index or MML Managed Volatility or any member of the public regarding the advisability of investing in securities generally or in MML Equity Index or MML Managed Volatility particularly or the ability of the S&P 500 Index to track general market performance. Past performance of an index is not an indication or guarantee of future results. S&P Dow Jones Indices’ only relationship to MassMutual with respect to the S&P 500 Index is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors. The S&P 500 Index is determined, composed and calculated by S&P Dow Jones Indices without regard to MassMutual or MML Equity Index and MML Managed Volatility, as applicable. S&P Dow Jones Indices has no obligation to take the needs of MassMutual or the owners of MML Equity Index or MML Managed Volatility into consideration in determining, composing or calculating the S&P 500 Index. S&P Dow Jones Indices is not responsible for and have not participated in the determination of the prices, and amount of MML Equity Index or MML Managed Volatility or the timing of the issuance or sale of MML Equity Index or MML Managed Volatility or in the determination or calculation of the equation by which MML Equity Index or MML Managed Volatility are to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices has no obligation or liability in connection with the administration, marketing or trading of MML Equity Index or MML Managed Volatility. There is no assurance that investment products based on the S&P 500 Index will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment or tax adviser. A tax adviser should be consulted to evaluate the impact of any tax-exempt securities on portfolios and the tax consequences of making any particular investment decision. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.
S&P DOW JONES INDICES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY MASSMUTUAL, OWNERS OF MML EQUITY INDEX OR MML MANAGED VOLATILITY, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE

POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND MASSMUTUAL, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.
Asset-Based Securities
A Fund may invest in debt, preferred, or convertible securities, the principal amount, redemption terms, or conversion terms of which are related to the market price of some natural resource asset such as gold bullion. These securities are referred to as “asset-based securities.” If an asset-based security is backed by a bank letter of credit or other similar facility, the investment adviser or subadviser may take such backing into account in determining the creditworthiness of the issuer. While the market prices for an asset-based security and the related natural resource asset generally are expected to move in the same direction, there may not be perfect correlation in the two price movements. Asset-based securities may not be secured by a security interest in or claim on the underlying natural resource asset. The asset-based securities in which a Fund may invest may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Certain asset-based securities may be payable at maturity in cash at the stated principal amount or, at the option of the holder, directly in a stated amount of the asset to which it is related. In such instance, because no Fund presently intends to invest directly in natural resource assets, a Fund would sell the asset-based security in the secondary market, to the extent one exists, prior to maturity if the value of the stated amount of the asset exceeds the stated principal amount and thereby realize the appreciation in the underlying asset. Certain restrictions imposed on the Funds by the Internal Revenue Code of 1986, as amended (the “Code”), may limit the Funds’ ability to invest in certain natural resource-based securities.
Precious Metal-Related Securities.   A Fund may invest in the equity securities of companies that explore for, extract, process, or deal in precious metals (e.g., gold, silver, and platinum), and in asset-based securities indexed to the value of such metals. Such securities may be purchased when they are believed to be attractively priced in relation to the value of a company’s precious metal-related assets or when the values of precious metals are expected to benefit from inflationary pressure or other economic, political, or financial uncertainty or instability. Based on historical experience, during periods of economic or financial instability the securities of companies involved in precious metals may be subject to extreme price fluctuations, reflecting the high volatility of precious metal prices during such periods. In addition, the instability of precious metal prices may result in volatile earnings of precious metal-related companies, which may, in turn, adversely affect the financial condition of such companies.
The major producers of gold include the Republic of South Africa, Russia, Canada, the United States, Brazil, and Australia. Sales of gold by Russia are largely unpredictable and often relate to political and economic considerations rather than to market forces. Economic, financial, social, and political factors within South Africa may significantly affect South African gold production.
Bank Capital Securities
A Fund may invest in bank capital securities. Bank capital securities are issued by banks to help fulfill their regulatory capital requirements. Many bank capital securities are commonly thought of as hybrids of debt and preferred stock. Some bank capital securities are perpetual (with no maturity date), callable, and have a cumulative interest deferral feature. This means that under certain conditions, the issuer bank can withhold payment of interest until a later date, likely increasing the credit and interest rate risks of an investment in those securities. Investments in bank capital securities are subject to the risks of other debt investments, such as default and non-payment, as well as certain other risks, such as the risk that bank regulators may force the bank to dissolve, merge, restructure its capitalization, or take other actions intended to prevent its failure or ensure its orderly resolution. Bank regulators in certain jurisdictions have broad authorities they may use to prevent the failure of banking institutions or to stabilize the banking industry, all of which may adversely affect the values of investments in bank capital securities and other bank obligations, including those of other banks.
Bank Loans
A Fund may invest in bank loans including, for example, corporate loans, loan participations, direct debt, bank debt, and bridge debt. A Fund may invest in a loan by lending money to a borrower directly as part of a syndicate of lenders. In a syndicated loan, the agent that originated and structured the loan typically administers and enforces the loan on behalf of the syndicate. In such cases, the agent is normally responsible for the collection of principal and interest payments from the borrower and the apportionment of these payments to the credit of all institutions that are parties to the loan agreement. A Fund will generally rely on the agent to receive and forward to the Fund its portion of the principal and interest payments on the loan. Failure by the agent to fulfill its obligations may delay or adversely affect receipt of payment by a Fund.

A Fund may invest in loans through novations, assignments, and participation interests. In a novation, a Fund typically assumes all of the rights of a lending institution in a loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. When a Fund takes an assignment of a loan, the Fund acquires some or all of the interest of another lender (or assignee) in the loan. In such cases, the Fund may be required generally to rely upon the assignor to demand payment and enforce rights under the loan. (There may be one or more assignors prior in time to the Fund.) If a Fund acquires a participation in the loan made by a third party loan investor, the Fund typically will have a contractual relationship only with the loan investor, not with the borrower. As a result, a Fund may have the right to receive payments of principal, interest, and any fees to which it is entitled only from the loan investor selling the participation and only upon receipt by such loan investor of such payments from the borrower. In connection with participations, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights with respect to any funds acquired by other loan investors through set-off against the borrower, and the Fund may not directly benefit from the collateral supporting the loan in which it has purchased the participation. As a result, a Fund assumes the credit risk of both the borrower and the loan investor selling the participation. In the event of the insolvency of the loan investor selling a participation, a Fund may be treated as a general creditor of such loan investor. In addition, because loan participations are not generally rated by independent credit rating agencies, a decision by a Fund to invest in a particular loan participation will depend almost exclusively on its investment adviser’s or subadviser’s credit analysis of the borrower.
Loans in which a Fund may invest are subject generally to the same risks as debt securities in which the Fund may invest. In addition, loans in which a Fund may invest, including bridge loans, are generally made to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs, and other corporate activities, including bridge loans. A significant portion of the loans purchased by a Fund may represent interests in loans made to finance highly leveraged corporate acquisitions, known as “leveraged buy-out” transactions, leveraged recapitalization loans, and other types of acquisition financing. The highly leveraged capital structure of the borrowers in such transactions may make such loans especially vulnerable to adverse changes in economic or market conditions.
Loans generally are subject to restrictions on transfer, and only limited opportunities may exist to sell loans in secondary markets. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. As a result, a Fund may be unable to sell loans at a time when it may otherwise be desirable to do so or may be able to sell them only at a price that is less than their fair market value. The settlement time for certain loans is longer than the settlement time for many other types of investments, and a Fund may not receive the payment for a loan sold by it until well after the sale; that cash would be unavailable for payment of redemption proceeds or for reinvestment.
Certain of the loans acquired by a Fund may involve revolving credit facilities under which a borrower may from time to time borrow and repay amounts up to the maximum amount of the facility. In such cases, the Fund would have an obligation to advance its portion of such additional borrowings upon the terms specified in the loan participation. A Fund may be required to fund such advances at times and in circumstances where the Fund might not otherwise choose to make a loan to the borrower.
The value of collateral, if any, securing a loan can decline, or may be insufficient to meet the borrower’s obligations or difficult to liquidate, or a Fund may be prevented or delayed from realizing the collateral. In addition, a Fund’s access to collateral may be limited by bankruptcy or other insolvency laws. If a secured loan is foreclosed, a Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. A bankruptcy or restructuring can result in the loan being converted to an equity ownership interest in the borrower. In addition, under legal theories of lender liability, a Fund potentially might be held liable as a co-lender.
Loans may not be considered “securities,” and a Fund that purchases a loan may not be entitled to rely on anti-fraud and other protections under the federal securities laws.
Banking Relationships
NTI and its affiliates, including its parent Northern Trust Corporation, deal, trade, and invest for their own account and for the accounts of their clients in the types of securities in which MML Equity Index may invest and may have deposit, loan, and commercial banking relationships with the issuers of securities purchased by the Fund.
Below Investment Grade Debt Securities
A Fund may purchase below investment grade debt securities, sometimes referred to as “junk” or “high yield” bonds. The lower ratings of certain securities held by a Fund reflect a greater possibility that adverse changes in the financial condition of the issuer, or in general economic conditions, or both, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal. The inability (or perceived inability) of issuers to make timely payment of interest and principal would likely make the values of securities held by the Fund more volatile and could limit the Fund’s ability to sell its securities at prices approximating the values a Fund had placed on such securities. In the absence of a liquid trading market for securities held by it, the Fund may be unable at times to establish the fair market value of such securities. The rating assigned to a security by S&P Global Ratings (“S&P”) or Moody’s Investors Service, Inc. (“Moody’s”) does not reflect an assessment of the volatility of the security’s market value or of the liquidity of an investment in the security. (The term “below investment grade debt securities” includes securities that are not rated but are considered by a Fund’s investment adviser or subadviser to be of comparable quality to other below investment grade debt securities.)
Like those of other fixed income securities, the values of below investment grade debt securities fluctuate in response to changes in interest rates. Thus, a decrease in interest rates generally will result in an increase in the value of a Fund’s fixed income securities. Conversely, during periods of rising interest rates, the value of a Fund’s fixed income securities generally will decline. In addition, the values of such securities are also affected by changes in general economic conditions and business conditions, which are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher grade securities. Changes by recognized rating services in their ratings of any fixed income security and in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. Changes in the values of portfolio securities generally will not affect cash income derived from such securities, but will affect the Fund’s net asset value (“NAV”).
Issuers of below investment grade debt securities are often highly leveraged, so their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. In the past, economic downturns or increases in interest rates have, under certain circumstances, resulted in a higher incidence of default by the issuers of these instruments and are likely to do so in the future, especially in the case of highly leveraged issuers. In addition, such issuers may not have more traditional methods of financing available to them, and may be unable to repay debt at maturity by refinancing. The risk of loss due to default in payment of interest or principal by such issuers is significantly greater because such securities frequently are unsecured and subordinated to the prior payment of senior indebtedness. Certain of the below investment grade debt securities in which a Fund may invest are issued to raise funds in connection with the acquisition of a company, in so-called “leveraged buy-out” transactions. The highly leveraged capital structure of such issuers may make them especially vulnerable to adverse changes in economic conditions.
Under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, a Fund could find it more difficult to sell below investment grade debt securities when the Fund’s investment adviser or subadviser believes it advisable to do so or may be able to sell such securities only at prices lower than might otherwise be available. Consolidation in the financial services industry has resulted in there being fewer market makers for high yield bonds, which may result in further risk of illiquidity and volatility with respect to high yield bonds held by a Fund, and this trend may continue in the future. Furthermore, high yield bonds held by a Fund may not be registered under the Securities Act of 1933, as amended (the “1933 Act”), and, unless so registered, a Fund will not be able to sell such high yield bonds except pursuant to an exemption from registration under the 1933 Act. This may further limit the Fund’s ability to sell high yield debt securities or to obtain the desired price for such securities. In many cases, below investment grade debt securities may be purchased in private placements and, accordingly, will be subject to restrictions on resale as a matter of contract or under securities laws. Under such circumstances, it may also be more difficult to determine the fair values of such securities for purposes of computing a Fund’s NAV. In order to enforce its rights in the event of a default by an issuer of below investment grade debt securities, a Fund may be required to take possession of and manage assets securing the issuer’s obligations on such securities, which may increase the Fund’s operating expenses and adversely affect the Fund’s NAV. A Fund may also be limited in its ability to enforce its rights and may incur greater costs in enforcing its rights in the event an issuer becomes the subject of bankruptcy proceedings. In addition, the Funds’ intention or ability to qualify as “regulated investment companies” under the Code may limit the extent to which a Fund may exercise its rights by taking possession of such assets.
Certain securities held by a Fund may permit the issuer at its option to “call,” or redeem, its securities. If an issuer were to redeem securities held by a Fund during a time of declining interest rates, the Fund may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.
The prices for below investment grade debt securities may be affected by legislative and regulatory developments. Below investment grade debt securities may also be subject to certain risks not typically associated with “investment grade” securities, such as the following: (i) reliable and objective information about the value of below investment grade debt securities may be difficult to obtain because the market for such securities may be thinner and less active than that for investment grade obligations; (ii) adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower than investment grade obligations, and, in turn, adversely affect their market; (iii) companies that issue below investment grade debt securities may be in the growth stage of their development, or may be financially troubled or highly leveraged, so they may not have more traditional methods of financing available to them; (iv) when other institutional investors dispose of their holdings of below investment grade debt securities, the general market and the prices for such securities could be adversely affected; and (v) the market for below investment grade debt securities could be impaired if legislative proposals to limit their use in connection with corporate reorganizations or to limit their tax and other advantages are enacted.
Borrowings
A Fund is required at all times to maintain its assets at a level at least three times the amount of all of its borrowings (the “300% asset coverage test”). Borrowings for this purpose include obligations under any futures contract on a debt obligation. The SEC has taken the position that certain transactions, such as entering into reverse repurchase agreements, engaging in dollar roll transactions, selling securities short (other than short sales “against-the-box”), buying and selling certain derivatives (such as futures contracts), and selling (or writing) put and call options, and other trading practices that have a leveraging effect on the capital structure of a fund or are economically equivalent to borrowing can be viewed as borrowing by the fund for purposes of the 1940 Act. A borrowing transaction (including, without limitation, a reverse repurchase agreement transaction) will not be considered to constitute the issuance of a “senior security” by a fund, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund (1) maintains an offsetting financial position; (2) segregates liquid assets equal (as determined on a daily mark-to-market basis) in value to the fund’s potential economic exposure under the borrowing transaction; or (3) otherwise “covers” the transaction in accordance with SEC guidance. Any borrowings that come to exceed the 300% asset coverage requirement will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with this requirement.
Cash and Short-Term Debt Securities
Money Market Instruments Generally.   The Funds may invest in money market securities, including money market funds. Money market securities are high-quality, short-term debt instruments that may be issued by the U.S. Government, corporations, banks, or other entities. They may have fixed, variable, or floating interest rates. Some money market securities in which the Funds may invest are described below.
Bank Obligations.   The Funds may invest in bank obligations, including certificates of deposit, time deposits, bankers’ acceptances, and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic and foreign branches of foreign banks, domestic savings and loan associations, and other banking institutions.
Certificates of deposit (“CDs”) are negotiable certificates evidencing the obligations of a bank to repay funds deposited with it for a specified period of time. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by the Funds will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation. Bankers’ acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations, bearing fixed, floating, or variable interest rates.
The Funds may invest in certificates of deposit and bankers’ acceptances of U.S. banks and savings and loan associations, London branches of U.S. banks, and U.S. branches of foreign banks. Obligations of foreign banks and of foreign branches of U.S. banks may be affected by foreign governmental action, including imposition of currency controls, interest limitations, withholding or other taxes, seizure of assets, or the declaration of a moratorium or restriction on payments of principal or interest. Foreign banks and foreign branches of U.S. banks may provide less public information than, and may not be subject to the same accounting, auditing, and financial recordkeeping standards as, domestic banks.

Cash, Short-Term Instruments, and Temporary Investments.   The Funds may hold a significant portion of their assets in cash or cash equivalents at the sole discretion of the Fund’s investment adviser or subadviser. The Funds’ investment adviser or subadvisers will determine the amount of the Funds’ assets to be held in cash or cash equivalents at their sole discretion, based on such factors as they may consider appropriate under the circumstances. The Funds may hold a portion of their assets in cash, for example, in order to provide for expenses or anticipated redemption payments or for temporary defensive purposes. The Funds may also hold a portion of their assets in cash as part of the Funds’ investment programs or asset allocation strategies, in amounts considered appropriate by the Funds’ investment adviser or subadvisers. To the extent the Funds hold assets in cash and otherwise uninvested, its investment returns may be adversely affected and the Funds may not achieve their respective investment objectives. The Funds may invest in high quality money market instruments. The instruments in which the Funds may invest include, without limitation: (i) short-term obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (including government-sponsored enterprises); (ii) CDs, bankers’ acceptances, fixed time deposits, and other obligations of domestic banks (including foreign branches); (iii) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than one year; (iv) repurchase agreements; and (v) short-term obligations of foreign banks (including U.S. branches).
Commercial Paper and Short-Term Corporate Debt Instruments.   The Funds may invest in commercial paper (including variable amount master demand notes) consisting of short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and, other than asset-backed commercial paper, usually has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payee of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. The investment adviser or subadvisers monitor on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand. The Funds also may invest in non-convertible corporate debt securities (e.g., bonds and debentures) with not more than one year remaining to maturity at the date of settlement.
Letters of Credit.   Certain of the debt obligations (including municipal securities, certificates of participation, commercial paper, and other short-term obligations) which the Funds may purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association, or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer.
Commodities
A Fund may invest directly or indirectly in commodities (such as precious metals or natural gas). Commodity prices can be more volatile than prices of other types of investments and can be affected by a wide range of factors, including changes in overall market movements, speculative investors, real or perceived inflationary trends, commodity index volatility, changes in interest rates or currency exchange rates, population growth and changing demographics, nationalization, expropriation, or other confiscation, changes in the costs of discovering, developing, refining, transporting, and storing commodities, the success of commodity exploration projects, temporary or long-term price dislocations and inefficiencies in commodity markets generally or in the market for a particular commodity, international or local regulatory, political, and economic developments (for example, regime changes and changes in economic activity levels), and developments affecting a particular region, industry, or commodity, such as drought, floods, or other weather conditions, livestock disease, epidemics, trade embargoes, energy conservation, competition from substitute products, transportation bottlenecks or shortages, fluctuations in supply and demand, and tariffs. Exposure to commodities can cause the NAV of a Fund’s shares to decline or fluctuate in a rapid and unpredictable manner. Commodity prices may be more or less volatile than securities of companies engaged in commodity-related businesses. Investments in commodity-related companies are subject to the risk that the performance of such companies may not correlate with the broader equity market or with returns on commodity investments to the extent expected by the investment adviser or subadviser. Such companies may be significantly affected by import controls, worldwide competition, changes in consumer sentiment, and spending, and can be subject to liability for, among other things, environmental damage, depletion of resources, and mandated expenditures for safety and pollution control. A liquid secondary market may not exist for certain commodity investments, which may make it difficult for the Fund to sell them at a desirable price or at the price at which it is carrying them.
A Fund may also directly or indirectly use commodity-related derivatives. The values of these derivatives may fluctuate more than the relevant underlying commodity or commodities or commodity index. A Fund’s investments in commodities or commodity-related derivatives can be limited by the Fund’s intention to qualify as a regulated investment company for federal income tax purposes, and can bear on the Fund’s ability to qualify as such.

Common and Preferred Stocks
Stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. After other claims are satisfied, common stockholders participate in company profits on a pro-rata basis. Profits may be paid out in dividends or reinvested in the company to help it grow. Increases and decreases in earnings are usually reflected in a company’s stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities. Like other equity securities, preferred stock is subject to the risk that its value may decrease based on actual or perceived changes in the business or financial condition of the issuer. In addition, changes in interest rates may adversely affect the value of a preferred stock that pays a fixed dividend.
Concentration Policy
For purposes of each Fund’s concentration limitation as disclosed in this SAI, the Funds apply such policy to direct investments in the securities of issuers in a particular industry, as determined by a Fund’s investment adviser or subadviser. A Fund’s investment adviser or subadviser may analyze the characteristics of a particular issuer and security and assign an industry or sector classification consistent with those characteristics in the event that the third party classification provider used by the investment adviser or subadviser does not assign a classification or the investment adviser or subadviser, in consultation with the Fund’s Chief Compliance Officer, determines that another industry or sector classification is more appropriate.
Convertible Securities
The Funds may invest in debt or preferred equity securities convertible into, or exchangeable for, common stock at a stated price or rate. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than nonconvertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. In recent years, convertibles have been developed which combine higher or lower current income with options and other features. Convertible securities are subject to the risks of debt and equity securities.
Cyber Security and Technology
With the increased use of technologies such as the Internet and the dependence on computer systems to perform business and operational functions, investment companies (such as the Funds) and their service providers (such as the Funds’ investment adviser, subadvisers, custodian, and transfer agent) may be prone to operational and information security risks resulting from cyber-attacks and/or technological malfunctions. In general, cyber-attacks are deliberate, but unintentional events may have similar effects. Cyber-attacks include, among others, stealing or corrupting data maintained online or digitally, preventing legitimate users from accessing information or services on a website, releasing confidential information without authorization, and causing operational disruption. Successful cyber-attacks against, or security breakdowns of, a Fund, the investment adviser, subadviser, custodian, transfer agent, or service provider may adversely affect the Fund or its shareholders. For instance, cyber-attacks may interfere with the processing of shareholder transactions, affect a Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential Fund information, impede trading, cause reputational damage, and subject the Fund to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and additional compliance costs. Cyber-attacks may render records of Fund assets and transactions, shareholder ownership of Fund shares, and other data integral to the functioning of the Fund inaccessible or inaccurate or incomplete. A Fund may also incur substantial costs for cyber security risk management in order to prevent cyber incidents in the future. A Fund and its shareholders could be negatively impacted as a result. There are inherent limitations in business continuity plans and systems designed to minimize the risk of cyber-attacks through the use of technology, processes, and controls, including the possibility that certain risks have not been identified given the evolving nature of this threat. The Funds rely on third-party service providers for many of their day-to-day operations, and will be subject to the risk that the protections and protocols implemented by those service providers will be ineffective to protect the Funds from cyber-attack. The Funds’ investment adviser does not control the cyber security plans and technology systems put in place by third-party service providers, and such third-party service providers may have limited indemnification obligations to the Funds’ investment adviser or the Funds, each of whom could be negatively impacted as a result. Similar types of cyber security risks also are present for issuers of securities in which the Funds invest, which could result in material adverse consequences for such issuers, and may cause a Fund’s investment in such securities to lose value.

Debtor-in-Possession Financings
The Funds may invest in debtor-in-possession financings (commonly known as “DIP financings”) through participation interests in direct loans, purchase of assignments, and other means. DIP financings are arranged when an entity seeks the protections of the bankruptcy court under Chapter 11 of the U.S. Bankruptcy Code (“Chapter 11”). These financings allow the entity to continue its business operations while reorganizing under Chapter 11. Such financings constitute senior liens on an unencumbered security (i.e., a security not subject to other creditors’ claims). DIP financings are generally subject to the same risks as investments in senior bank loans and similar debt instruments, but involve a greater risk of loss of principal and interest. For example, there is a risk that the entity will not emerge from Chapter 11 and be forced to liquidate its assets under Chapter 7 of the U.S. Bankruptcy Code, as well as a risk that the bankruptcy court will not approve a proposed reorganization plan or will require substantial and unfavorable changes to an initial plan. In the event of liquidation, a Fund’s only recourse will be against the property securing the DIP financing. Companies in bankruptcy may also be undergoing significant financial and operational changes that may cause their financial performance to have elevated levels of volatility. DIP financings may involve payment-in-kind interest or principal interest payments, and a Fund may receive securities of a reorganized issuer (e.g., common stock, preferred stock, warrants) in return for its investment, which may include illiquid investments and investments that are difficult to value.
Derivatives
General.   Derivatives are financial instruments whose values are based on the values of one or more underlying indicators, such as a security, asset, currency, interest rate, or index. Derivative transactions can create investment leverage and may be highly volatile. Losses from derivatives can be substantially greater than the derivatives’ original cost and can sometimes be unlimited. A Fund may not be able to close out a derivative transaction at a favorable time or price.
A Fund’s use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other more traditional investments. Derivative products can be highly specialized instruments that may require investment techniques and risk analyses different from those associated with stocks and bonds. Derivatives are subject to a number of risks, such as potential changes in value in response to interest rate changes or other market developments or as a result of the counterparty’s credit quality and the risk that a derivative transaction may not have the effect or benefit a Fund’s investment adviser or subadviser anticipated. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate, or index. When a Fund invests in a derivative instrument, it could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances, and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial. Many derivative transactions are entered into “over the counter” (not on an exchange or contract market); as a result, the value of such a derivative transaction will depend on the ability and the willingness of the Fund’s counterparty to perform its obligations under the transaction. A Fund may be required to segregate certain of its assets on the books of its custodian with respect to derivatives transactions entered into by the Fund. A liquid secondary market may not always exist for a Fund’s derivative positions at any time. Use of derivatives may affect the amount, timing, and character of distributions to shareholders. Although the use of derivatives is intended to enhance a Fund’s performance, it may instead reduce returns and increase volatility.
A Fund may be subject to the credit risk of its counterparty to derivative transactions (including repurchase and reverse repurchase agreements) and to the counterparty’s ability or willingness to perform in accordance with the terms of the transaction. A Fund may be negatively impacted if a counterparty becomes bankrupt or otherwise fails to perform its obligations under such a transaction. A Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding and a Fund may obtain only limited recovery or may obtain no recovery in such circumstances. In the event of a counterparty’s (or its affiliate’s) insolvency, the possibility exists that a Fund’s ability to exercise remedies, such as the termination of transactions, netting of obligations, and realization on collateral, could be stayed or eliminated under special resolution regimes adopted in the United States, the European Union, and various other jurisdictions. Such regimes provide government authorities with broad authority to intervene when a financial institution is experiencing financial difficulty. In particular, the regulatory authorities could reduce, eliminate, or convert to equity the liabilities to a Fund of a counterparty who is subject to such proceedings in the European Union (sometimes referred to as a “bail in”).
A Fund may enter into cleared derivatives transactions and/or exchange-traded futures contracts. When a Fund enters into a cleared derivative transaction and/or an exchange-traded futures contract, it is subject to the credit risk of the clearinghouse and the clearing member through which it holds its position. The clearing member or the clearinghouse could also fail to perform its obligations, causing losses to the Fund. Credit risk of market participants with respect to derivatives that are centrally cleared is concentrated in a few clearinghouses and clearing members. Under current Commodity Futures Trading Commission (“CFTC”) regulations, a clearing member is required to maintain customers’ assets in omnibus accounts for all of its customers segregated from the clearing member’s proprietary assets. If, for example, a clearing member fails to segregate customer assets, is unable to satisfy a substantial deficit in a customer account, or in the event of fraud or misappropriation of customer assets by a clearing member, clearing member customers may be subject to risk of loss of their funds in the event of that clearing member’s bankruptcy. A Fund might not be fully protected in the event of the bankruptcy of a Fund’s clearing member because the Fund would be limited to recovering only a pro rata share of the funds held by the clearing member on behalf of customers. It is not entirely clear how an insolvency proceeding of a clearinghouse, or the clearing member through which the Fund holds its positions at a clearinghouse, would be conducted, what effect the insolvency proceeding would have on any recovery by a Fund, and what impact an insolvency of a clearinghouse or clearing member would have on the financial system more generally.
U.S. and non-U.S. legislative and governmental authorities, various exchanges, and regulatory and self-regulatory authorities have undertaken reviews of derivatives trading in recent periods. Among the actions that have been taken or proposed to be taken are new position limits and reporting requirements, new or more stringent daily price fluctuation limits for futures and options transactions, new or increased margin and reserve requirements for various types of derivatives transactions, and mandatory clearing, trading, and reporting requirements for many derivatives. Additional measures are under active consideration and as a result there may be further actions that adversely affect the regulation of instruments in which the Funds invest. Such legislative and regulatory measures may reduce the availability of some types of derivative instruments, may increase the cost of trading in or maintaining other instruments or positions, and may cause uncertainty in the markets for a variety of derivative instruments. It is also possible that these or similar measures could potentially limit or completely restrict the ability of a Fund to use these instruments as a part of its investment strategy. For example, the SEC recently finalized new Rule 18f-4 under the 1940 Act providing for the regulation of registered investment companies’ use of derivatives and certain related instruments. Compliance with Rule 18f-4 will not be required until approximately the middle of 2022. The ultimate impact, if any, of the regulation remains unclear, but the new rule, among other things, limits derivatives exposure through one of two value-at-risk tests and eliminates the asset segregation framework for covering derivatives and certain financial instruments arising from the SEC’s Release 10666 and ensuing staff guidance. Limited derivatives users (as determined by Rule 18f-4), however, are not subject to the full requirements under the rule. Legislative and regulatory measures like this and others are evolving and still being implemented and their effects on derivatives market activities cannot be reliably predicted.
No Fund has the obligation to enter into derivatives transactions at any time or under any circumstances. In addition, nothing in this SAI is intended to limit in any way any purpose for which a Fund may enter into any type of derivatives transaction; a Fund may use derivatives transactions for hedging purposes or generally for purposes of enhancing its investment return.
Foreign Currency Exchange Transactions
A Fund may enter into foreign currency exchange transactions for hedging purposes in order to protect against uncertainty in the level of future foreign currency exchange rates, or for other, non-hedging purposes—for example, a Fund may take a long or short position with respect to a foreign currency in which none of the Fund’s assets or liabilities are denominated, or where the position is in excess of the amount of any such assets or liabilities, in order to take advantage of anticipated changes in the relative values of those currencies. There can be no assurance that appropriate foreign currency transactions will be available for a Fund at any time or that a Fund will enter into such transactions at any time or under any circumstances even if appropriate transactions are available to it. A Fund may purchase or sell a foreign currency on a spot (i.e., cash) basis at the prevailing spot rate. A Fund may also enter into contracts to deliver in the future an amount of one currency in return for an amount of another currency (“forward contracts”) and may purchase and sell foreign currency futures contracts. (Foreign currency futures contracts are similar to financial futures contracts, except that they typically contemplate the delivery of foreign currencies; see “Financial Futures Contracts,” below.) A Fund may also purchase or sell options on foreign currencies or options on foreign currency futures contracts.
A Fund may enter into foreign currency exchange transactions in order to hedge against a change in the values of assets or liabilities denominated in one or more foreign currencies due to changes in currency exchange rates.
A Fund may also enter into foreign currency transactions to adjust generally the exposure of its portfolio to various foreign currencies. For example, a Fund with a large exposure to securities denominated in euros might want to continue to hold those securities, but to trade its exposure to the euro to exposure to, say, the Japanese Yen. In that case, the Fund might take a short position in the euro and a long position in the Yen. A Fund may also use foreign currency transactions to hedge the value of the Fund’s portfolio against the Fund’s benchmark index.

The value of any currency, including U.S. dollars and foreign currencies, may be affected by complex political and economic factors applicable to the issuing country. In addition, the exchange rates of foreign currencies (and therefore the values of foreign currency options, forward contracts, and futures contracts) may be affected significantly, fixed, or supported directly or indirectly by U.S. and foreign government actions. Government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts, and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces. Foreign governmental restrictions or taxes could result in adverse changes in the cost of acquiring or disposing of foreign currencies.
Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.
There is no systematic reporting of last-sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market.
Currency Forward and Futures Contracts.   A foreign currency forward contract involves an obligation to deliver in the future, which may be any fixed number of days from the date of the contract as agreed by the parties, an amount of one currency in return for an amount of another currency, at an exchange rate set at the time of the contract. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at an exchange rate set at the time of the contract. Foreign currency futures contracts traded in the United States are designed by and traded on exchanges regulated by the CFTC, such as the Chicago Mercantile Exchange. Foreign currency futures contracts will typically require a Fund to post both initial margin and variation margin.
Foreign currency forward contracts differ from foreign currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward foreign exchange contracts are traded directly between counterparties, exposing a Fund to credit risk with respect to its counterparty, whereas foreign currency futures contracts are traded on regulated exchanges. Because foreign currency forward contracts are private transactions between a Fund and its counterparty, any benefit of such contracts to the Fund will depend upon the willingness and ability of the counterparty to perform its obligations. In the case of a futures contract, a Fund is subject to the credit risk of the clearinghouse and the clearing member through which it holds its position as well as the risk that the clearing member or the clearinghouse could also fail to perform its obligations.
At the maturity of a forward or futures contract, a Fund will make delivery of the currency or currencies specified in the contract in return for the other currency or currencies specified in the contract (or, if the forward contract is a non-deliverable forward contract, settle the contract on a net basis with the counterparty) or, at or prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange and a clearinghouse associated with the exchange assumes responsibility for closing out such contracts.
Positions in foreign currency futures contracts and related options may be closed out only on an exchange or board of trade which provides a secondary market in such contracts or options. Although a Fund will normally purchase or sell foreign currency futures contracts and related options only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or option or at any particular time. In such event, it may not be possible to close a futures or related option position and, in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin on its futures positions. A Fund’s ability to close out a foreign currency forward contract will depend on the willingness of its counterparty to engage in an offsetting transaction.

Foreign Currency Options.   Options on foreign currencies operate similarly to options on securities, and are traded primarily in the over-the-counter (“OTC”) market, although certain options on foreign currencies may be listed on several exchanges. Although such options will be purchased or written only when an investment adviser or subadviser believes that a liquid secondary market exists for such options, there can be no assurance that a liquid secondary market will exist for a particular option at any specific time. Options on foreign currencies are affected by all of those factors which influence exchange rates and investments generally.
The value of a foreign currency option is dependent upon the value of the foreign currency and the U.S. dollar, and may have no relationship to the investment merits of a foreign security.
Foreign Currency Conversion.   Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (the “spread”) between prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should a Fund desire to resell that currency to the dealer.
Foreign Currency Swap Agreements.   A Fund may enter into currency swaps to protect against adverse changes in exchange rates between the U.S. dollar and other currencies or as a means of making indirect investments in foreign currencies. Currency swaps involve the individually negotiated exchange by a Fund with another party of a series of payments in specified currencies in amounts determined pursuant to the terms of the swap agreement. (See “Swap Agreements and Options on Swap Agreements,” below.)
Foreign currency derivatives transactions may be highly volatile and may give rise to investment leverage.
Financial Futures Contracts
A Fund may enter into futures contracts, including interest rate futures contracts, securities index futures contracts, and futures contracts on fixed income securities (collectively referred to as “financial futures contracts”).
A Fund may use interest rate futures contracts to adjust the interest rate sensitivity (duration) of its portfolio or the credit exposure of the portfolio. Interest rate futures contracts obligate the long or short holder to take or make delivery of a specified quantity of a financial instrument, such as a specific fixed income security, during a specified future period at a specified price.
A Fund may use index futures contracts to hedge against broad market risks to its portfolio or to gain broad market exposure when it holds uninvested cash or as an inexpensive substitute for cash investments directly in securities or other assets, including commodities and precious metals. Securities index futures contracts are contracts to buy or sell units of a securities index at a specified future date at a price agreed upon when the contract is made and are settled in cash.
Positions in financial futures contracts may be closed out only on an exchange or board of trade which provides a secondary market for such futures.
There are special risks associated with entering into financial futures contracts. The skills needed to use financial futures contracts effectively are different from those needed to select a Fund’s investments. There may be an imperfect correlation between the price movements of financial futures contracts and the price movements of the securities in which a Fund invests. There is also a risk that a Fund will be unable to close a position in a financial futures contract when desired because there is no liquid secondary market for it.
The risk of loss in trading financial futures contracts can be substantial due to the low margin deposits required and the extremely high degree of leverage involved in futures pricing. Relatively small price movements in a financial futures contract could have an immediate and substantial impact, which may be favorable or unfavorable to a Fund. It is possible for a price-related loss to exceed the amount of a Fund’s margin deposit. An investor could also suffer losses if it is unable to close out a futures contract because of an illiquid secondary market. Futures are subject to the creditworthiness of the clearing members (i.e., futures commission merchants) and clearing organizations involved in the transactions.
Although some financial futures contracts by their terms call for the actual delivery or acquisition of securities at expiration, in most cases the contractual commitment is closed out before expiration. The offsetting of a contractual obligation is accomplished by purchasing (or selling as the case may be) on a futures exchange an identical financial futures contract calling for delivery in the same month. Such a transaction offsets the obligation to make or take delivery. A Fund will incur brokerage fees when it purchases or sells financial futures contracts, and will be required to maintain margin deposits. If a liquid market does not exist when a Fund wishes to close out a financial futures contract, it will not be able to do so and will continue to be required to make daily cash payments of variation margin in the event of adverse price movements.

The investment adviser has claimed with respect to each Fund an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (the “CEA”) and, therefore, is not subject to registration or regulation as a pool operator under the CEA. For the investment adviser to be eligible to claim such an exclusion, a Fund may only use futures contracts, options on such futures, commodity options and certain swaps solely for “bona fide hedging purposes,” or must limit its use of such instruments for non-bona fide hedging purposes to certain de minimis amounts. It is possible that that exclusion may in the future cease to be available with respect to one or more Funds. In any case where the exclusion is unavailable with respect to a Fund, additional CFTC-mandated disclosure, reporting, and recordkeeping obligations would apply with respect to that Fund. Compliance with the CFTC’s regulatory requirements could increase Fund expenses and potentially adversely affect a Fund’s total return.
Margin Payments.   When a Fund purchases or sells a financial futures contract, it is required to deposit with the clearing member an amount of cash, U.S. Treasury bills, or other permissible collateral equal to a small percentage of the amount of the financial futures contract. This amount is known as “initial margin.” The nature of initial margin is different from that of margin in security transactions in that it does not involve borrowing money to finance transactions. Rather, initial margin is similar to a performance bond or good faith deposit that is returned to a Fund upon termination of the contract, assuming the Fund satisfies its contractual obligations.
Subsequent payments to and from the clearing member occur on a daily basis in a process known as “marking to market.” These payments are called “variation margin” and are made as the value of the underlying financial futures contract fluctuates. For example, when a Fund sells an index futures contract and the price of the underlying index rises above the delivery price, the Fund’s position declines in value. The Fund then pays the clearing member a variation margin payment equal to the difference between the delivery price of the index futures contract and the value of the index underlying the index futures contract. Conversely, if the price of the underlying index falls below the delivery price of the contract, the Fund’s futures position increases in value. The clearing member then must make a variation margin payment equal to the difference between the delivery price of the index futures contract and the value of the index underlying the index futures contract.
When a Fund terminates a position in a financial futures contract, a final determination of variation margin is made, additional cash is paid by or to the Fund, and the Fund realizes a loss or a gain. Such closing transactions involve additional commission costs.
Options on Financial Futures Contracts.   A Fund may purchase and write call and put options on financial futures contracts. An option on a financial futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a financial futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the holder would assume the underlying futures position and would receive a variation margin payment of cash or securities approximating the increase in the value of the holder’s option position. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.
Options on Swaps.   Options on swaps (“swaptions”) are similar to options on securities except that they are traded over-the-counter (i.e., not on an exchange) and the premium paid or received is to buy or grant the right to enter into a previously agreed upon swap transaction, such as an interest rate or credit default contract. Forward premium swaption contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the swaption contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate, in the case of a floor contract.
Special Risks of Transactions in Financial Futures Contracts and Related Options.   Financial futures contracts entail risks. The risks associated with purchasing and writing put and call options on financial futures contracts can be influenced by the market for financial futures contracts. An increase in the market value of a financial futures contract on which the Fund has written an option may cause the option to be exercised. In this situation, the benefit to a Fund would be limited to the value of the exercise price of the option and the Fund may realize a loss on the option greater than the premium the Fund initially received for writing the option. In addition, a Fund’s ability to close out an option it has written by entering into an offsetting transaction depends upon the market’s demand for such financial futures contracts. If a purchased option expires unexercised, a Fund would realize a loss in the amount of the premium paid for the option.
If an investment adviser’s or subadviser’s judgment about the general direction of interest rates or markets is wrong, the overall performance may be poorer than if no financial futures contracts had been entered into.

Liquidity Risks.   Positions in financial futures contracts may be closed out only on the exchange on which such contract is listed. Although the Funds intend to purchase or sell financial futures contracts for which there appears to be an active market, there is no assurance that a liquid market will exist for any particular contract or at any particular time. If there is not a liquid market at a particular time, it may not be possible to close a position in a financial futures contract at such time and, in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin.
The ability to establish and close out positions in options on financial futures contracts will be subject to the development and maintenance of a liquid market. It is not certain that such a market will develop. Although a Fund generally will purchase only those options for which there appears to be an active market, there is no assurance that a liquid market on an exchange will exist for any particular option or at any particular time. In the event no such market exists for particular options, it might not be possible to effect closing transactions in such options, with the result that a Fund would have to exercise the options in order to realize any profit.
Hedging Risks.   There are several risks in connection with the use by a Fund of financial futures contracts and related options as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the financial futures contracts and options and movements in the underlying securities or index or movements in the prices of a Fund’s securities which are the subject of a hedge.
Successful use of financial futures contracts and options by a Fund for hedging purposes is also subject to an investment adviser’s or subadviser’s ability to predict correctly movements in the direction of the market. It is possible that, where a Fund has purchased puts on financial futures contracts to hedge its portfolio against a decline in the market, the securities or index on which the puts are purchased may increase in value and the value of securities held in the portfolio may decline. If this occurred, the Fund would lose money on the puts and also experience a decline in the value of its portfolio securities. In addition, the prices of financial futures contracts, for a number of reasons, may not correlate perfectly with movements in the underlying securities or index due to certain market distortions. First, all participants in the futures market are subject to margin deposit requirements. Such requirements may cause investors to close financial futures contracts through offsetting transactions which could distort the normal relationship between the underlying security or index and futures markets. Second, the margin requirements in the futures markets are less onerous than margin requirements in the securities markets in general, and as a result the futures markets may attract more speculators than the securities markets do. Increased participation by speculators in the futures markets may also cause temporary price distortions. Due to the possibility of price distortion, even a correct forecast of general market trends by an investment adviser or subadviser still may not result in a successful hedging transaction over a very short time period.
Other Risks.   A Fund will incur brokerage fees in connection with its transactions in financial futures contracts and related options. In addition, while financial futures contracts and options on financial futures contracts will be purchased and sold to reduce certain risks, those transactions themselves entail certain other risks. Thus, while a Fund may benefit from the use of financial futures contracts and related options, unanticipated changes in interest rates or stock price movements may result in a poorer overall performance for the Fund than if it had not entered into any financial futures contracts or options transactions. Moreover, in the event of an imperfect correlation between the position in the financial futures contract and the portfolio position that is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss.
Swap Agreements and Options on Swap Agreements
A Fund may engage in swap transactions, including interest rate swap agreements, credit default swaps, and total return swaps.
Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments or rates, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index). When a Fund enters into an interest rate swap, it typically agrees to make payments to its counterparty based on a specified long- or short-term interest rate, and will receive payments from its counterparty based on another interest rate. Other forms of swap agreements include, among others, interest rate caps, under which, in return for a specified payment stream, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a specified payment stream, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels; and curve cap swaps, under which a party might buy or sell protection against an increase in long-term interest rates relative to shorter-term rates. A Fund may enter into an interest rate swap in order, for example, to hedge against the effect of interest rate changes on the value of specific securities in its portfolio, or to adjust the interest rate sensitivity (duration) or the credit exposure of its portfolio overall, or otherwise as a substitute for a direct investment in debt securities.
A Fund may enter into total return swaps. In a total return swap, one party typically agrees to pay to the other a short-term interest rate in return for a payment at one or more times in the future based on the increase in the value of an underlying security or other asset, or index of securities or assets; if the underlying security, asset, or index declines in value, the party that pays the short-term interest rate must also pay to its counterparty a payment based on the amount of the decline. A Fund may take either side of such a swap, and so may take a long or short position in the underlying security, asset, or index. A Fund may enter into a total return swap to hedge against an exposure in its portfolio (including to adjust the duration or credit quality of a Fund’s bond portfolio) or generally to put cash to work efficiently in the markets in anticipation of, or as a replacement for, cash investments. A Fund may also enter into a total return swap to gain exposure to securities or markets in which it might not be able to invest directly (in so-called market access transactions). A Fund may also enter into contracts for difference, which are similar to total return swaps.
A Fund also may enter into credit default swap transactions. In a credit default swap, one party provides what is in effect insurance against a default or other adverse credit event affecting an issuer of debt securities (typically referred to as a “reference entity”). In general, the protection “buyer” in a credit default swap is obligated to pay the protection “seller” an upfront amount or a periodic stream of payments over the term of the swap. If a “credit event” occurs, the buyer has the right to deliver to the seller bonds or other obligations of the reference entity (with a value up to the full notional value of the swap), and to receive a payment equal to the par value of the bonds or other obligations. Credit events that would trigger a request that the seller make payment are specific to each credit default swap agreement, but generally include bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. A Fund may be either the buyer or seller in a credit default swap transaction. When a Fund buys protection, it may or may not own securities of the reference entity. If it does own securities of the reference entity, the swap serves as a hedge against a decline in the value of the securities due to the occurrence of a credit event involving the issuer of the securities. If the Fund does not own securities of the reference entity, the credit default swap may be seen to create a short position in the reference entity. If a Fund is a buyer and no credit event occurs, the Fund will typically recover nothing under the swap, but will have had to pay the required upfront payment and stream of continuing payments under the swap. When a Fund sells protection under a credit default swap, the position may have the effect of creating leverage in the Fund’s portfolio through the Fund’s indirect long exposure to the issuer or securities on which the swap is written. When a Fund sells protection, it may do so either to earn additional income or to create such a “synthetic” long position. Credit default swaps involve general market risks, illiquidity risk, counterparty risk, and credit risk.
A Fund may also enter into options on swap agreements (“swaptions”). A swaption is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel, or otherwise modify an existing swap agreement, at some designated future time on specified terms. A Fund may write (sell) and purchase put and call swaptions. Depending on the terms of the particular option agreement, a Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When a Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund writes a swaption, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement. A Fund may enter into swaptions for the same purposes as swaps.
Whether a Fund’s use of swap agreements or swaptions will be successful will depend on the investment adviser’s or subadviser’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. Certain restrictions imposed on the Funds by the Code may limit the Funds’ ability to use swap agreements.
Swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with traditional investments. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions. Because they are two party contracts that may be subject to contractual restrictions on transferability and termination and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid and subject to a Fund’s limitation on investments in illiquid securities. To the extent that a swap is not liquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses.

Like most other investments, swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to a Fund’s interest. A Fund bears the risk that an investment adviser or subadviser will not accurately forecast future market trends or the values of assets, reference rates, indexes, or other economic factors in establishing swap positions for the Fund. If an investment adviser or subadviser attempts to use a swap as a hedge against, or as a substitute for, a portfolio investment, the Fund will be exposed to the risk that the swap will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the Fund. While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. Many swaps are complex and often valued subjectively.
When a Fund enters into swap agreements, it is subject to the credit risk of its counterparty and to the counterparty’s ability or willingness to perform in accordance with the terms of the agreement. A Fund may be negatively impacted if a counterparty becomes bankrupt or otherwise fails to perform its obligations under a swap agreement. A Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding and a Fund may obtain only limited recovery or may obtain no recovery in such circumstances.
Options, Rights, and Warrants
A Fund may purchase and sell put and call options on securities to enhance investment performance or to protect against changes in market prices. A Fund that invests in debt securities may also purchase and sell put and call options to adjust the interest rate sensitivity of its portfolio or the credit exposure of the portfolio.
Call Options.   A Fund may write call options on portfolio securities to realize a greater current return through the receipt of premiums. Such option transactions may also be used as a limited form of hedging against a decline in the price of securities owned by the Fund.
A call option gives the holder the right to purchase, and obligates the writer to sell, a security at the exercise price at any time before the expiration date in the case of an American-style option or only on the expiration date in the case of a European-style option. A Fund may write covered call options or uncovered call options. A call option is “covered” if the writer, at all times while obligated as a writer, either owns the underlying securities (or comparable securities satisfying the cover requirements of the securities exchanges), or has the right to acquire such securities through immediate conversion of securities. When a Fund has written an uncovered call option, the Fund will not necessarily hold securities offsetting the risk to the Fund. As a result, if the call option were exercised, the Fund might be required to purchase the security that is the subject of the call at the market price at the time of exercise. The Fund’s exposure on such an option is theoretically unlimited. There is also a risk, especially with less liquid preferred and debt securities, that the security may not be available for purchase.
A Fund will receive a premium from writing a call option, which increases the Fund’s return in the event the option expires unexercised or is closed out at a profit. The amount of the premium reflects, among other things, the relationship between the exercise price and the current market value of the underlying security, the volatility of the underlying security, the amount of time remaining until expiration, current interest rates, and the effect of supply and demand in the options market and in the market for the underlying security.
In return for the premium received when it writes a covered call option, a Fund takes the risk during the life of the option that it will be required to deliver the underlying security at a price below the current market value of the security or, in the case of a covered call option, to give up some or all of the opportunity to profit from an increase in the market price of the securities covering the call option.
In the case of a covered option, the Fund also retains the risk of loss should the price of the securities decline. If the covered option expires unexercised, the Fund realizes a gain equal to the premium, which may be offset by a decline in price of the underlying security. If the option is exercised, the Fund realizes a gain or loss equal to the difference between the Fund’s cost for the underlying security and the proceeds of sale (exercise price minus commissions) plus the amount of the premium.
A Fund may enter into closing purchase transactions in order to realize a profit or limit a loss on a previously written call option or, in the case of a covered call option, to free itself to sell the underlying security or to write another call on the security, or protect a security from being called in an unexpected market rise. Any profits from a closing purchase transaction in the case of a covered call option may be offset by a decline in the value of the underlying security. Conversely, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from a closing purchase transaction relating to a covered call option is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund.

Put Options.   A Fund may write put options in order to enhance its current return by taking a long directional position as to a security or index of securities. Such options transactions may also be used as a limited form of hedging against an increase in the price of securities that the Fund plans to purchase. A put option gives the holder the right to sell, and obligates the writer to buy, a security at the exercise price. A Fund may write covered or uncovered put options. A put option is “covered” if the writer segregates cash and high-grade short-term debt obligations or other permissible collateral equal to the price to be paid if the option is exercised.
By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss unless the security later appreciates in value. A Fund may terminate a put option that it has written before it expires by entering into a closing purchase transaction. Any loss from this transaction may be partially or entirely offset by the premium received on the terminated option.
Purchasing Put and Call Options.   A Fund may also purchase put options to protect portfolio holdings against a decline in market value. This protection lasts for the life of the put option because the Fund, as a holder of the option, may sell the underlying security at the exercise price regardless of any decline in its market price. A Fund may also purchase a put option hoping to profit from an anticipated decline in the value of the underlying security. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs that the Fund must pay. If the Fund holds the security underlying the option, these costs will reduce any profit the Fund might have realized had it sold the underlying security instead of buying the put option.
A Fund may purchase call options to hedge against an increase in the price of securities that the Fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since the Fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security’s market price. A Fund may also purchase a call option as a long directional investment hoping to profit from an anticipated increase in the value of the underlying security. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Fund might have realized had it bought the underlying security at the time it purchased the call option.
A Fund may also buy and sell combinations of put and call options on the same underlying security to earn additional income.
A Fund may purchase or sell “structured options,” which may comprise multiple option exposures within a single security. The risk and return characteristics of a structured option will vary depending on the nature of the underlying option exposures. The Fund may use such options for hedging purposes or as a substitute for direct investments in options or securities. The Fund’s use of structured options may create investment leverage.
Options on Foreign Securities.   A Fund may purchase and sell options on foreign securities if an investment adviser or subadviser believes that the investment characteristics of such options, including the risks of investing in such options, are consistent with the Fund’s investment objective. It is expected that risks related to such options will not differ materially from risks related to options on U.S. securities. However, position limits and other rules of foreign exchanges may differ from those in the United States. In addition, options markets in some countries, many of which are relatively new, may be less liquid than comparable markets in the United States.
Options on Securities Indexes.   A Fund may write or purchase options on securities indexes, subject to its general investment restrictions regarding options transactions. Index options are similar to options on individual securities in that the purchaser of an index option acquires the right to buy (in the case of a call) or sell (in the case of a put), and the writer undertakes the obligation to sell or buy (as the case may be), units of an index at a stated exercise price during the term of the option. Instead of giving the right to take or make actual delivery of securities, the holder of an index option has the right to receive a cash “exercise settlement amount.” This amount is equal to the amount by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of the exercise, multiplied by a fixed “index multiplier.” If the Fund has written an index call option, it will lose money if the index level rises above the option exercise price (plus the amount of the premium received by the Fund on the option). If the Fund has written an index put option, it will lose money if the index level falls below the option exercise price (less the amount of the premium received by the Fund).
In cases where a Fund uses index options for hedging purposes, price movements in securities which a Fund owns or intends to purchase probably will not correlate perfectly with movements in the level of a securities index and, therefore, a Fund bears the risk of a loss on a securities index option which is not completely offset by movements in the price of such securities. Because securities index options are settled in cash, a call writer cannot determine the amount of its settlement obligations in advance and, unlike call writing on a specific security, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding underlying securities. A Fund may, however, cover call options written on a securities index by holding a mix of securities which substantially replicate the movement of the index or by holding a call option on the securities index with an exercise price no higher than the call option sold.
A Fund may purchase or sell options on stock indexes in order to close out its outstanding positions in options on stock indexes which it has purchased. A Fund may also allow such options to expire unexercised.
Risks Involved in the Sale of Options.   The successful use of a Fund’s options strategies depends on the ability of an investment adviser or subadviser to forecast correctly interest rate and market movements. For example, if a Fund were to write a covered call option based on an investment adviser’s or subadviser’s expectation that the price of the underlying security would fall, but the price were to rise instead, the Fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if a Fund were to write a put option based on an investment adviser’s or subadviser’s expectation that the price of the underlying security would rise, but the price were to fall instead, the Fund could be required to purchase the security upon exercise at a price higher than the current market price.
When a Fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction before the option’s expiration. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. This contrasts with an investment by a Fund in the underlying security, since the Fund will not realize a loss if the security’s price does not change.
The effective use of options also depends on a Fund’s ability to terminate option positions at times when an investment adviser or subadviser deems it desirable to do so. There is no assurance that a Fund will be able to effect closing transactions at any particular time or at an acceptable price.
If a secondary market in options were to become unavailable, a Fund could no longer engage in closing transactions. Lack of investor interest might adversely affect the liquidity of the market for particular options or series of options. A market may discontinue trading of a particular option or options generally. In addition, a market could become temporarily unavailable if unusual events—such as volume in excess of trading or clearing capability—were to interrupt its normal operations.
A market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. If an underlying security ceases to meet qualifications imposed by the market or the Options Clearing Corporation, new series of options on that security will no longer be opened to replace expiring series, and opening transactions in existing series may be prohibited. If an options market were to become unavailable, a Fund as a holder of an option would be able to realize profits or limit losses only by exercising the option, and the Fund, as option writer, would remain obligated under the option until expiration or exercise.
Disruptions in the markets for the securities underlying options purchased or sold by a Fund could result in losses on the options. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, a Fund as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with considerable losses if trading in the security reopens at a substantially different price. In addition, the Options Clearing Corporation or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at the time when trading in the option has also been halted, a Fund as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If the Options Clearing Corporation were to determine that the available supply of an underlying security appears insufficient to permit delivery by the writers of all outstanding calls in the event of exercise, it may prohibit indefinitely the exercise of put options. A Fund, as holder of such a put option, could lose its entire investment if the prohibition remained in effect until the put option’s expiration.
Foreign-traded options are subject to many of the same risks presented by internationally-traded securities. In addition, because of time differences between the United States and various foreign countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when U.S. markets are closed. As a result, option premiums may not reflect the current prices of the underlying interest in the United States.
Exchanges have established limits on the maximum number of options an investor or group of investors acting in concert may write. The Funds, an investment adviser or subadviser, and other clients of the investment adviser or subadviser may constitute such a group. These limits restrict a Fund’s ability to purchase or sell particular options.

Over-the-Counter Options.   A Fund may purchase or sell OTC options. OTC options are not traded on securities or options exchanges or backed by clearinghouses. Rather, they are entered into directly between a Fund and the counterparty to the option. In the case of an OTC option purchased by the Fund, the value of the option to the Fund will depend on the willingness and ability of the option writer to perform its obligations to the Fund. In addition, OTC options may not be transferable and there may be little or no secondary market for them, so they may be considered illiquid. It may not be possible to enter into closing transactions with respect to OTC options or otherwise to terminate such options, and as a result a Fund may be required to remain obligated on an unfavorable OTC option until its expiration. It may be difficult under certain circumstances to value OTC options.
Rights and Warrants to Purchase Securities; Index Warrants; International.   A Fund may invest in rights and warrants to purchase securities. Rights or warrants generally give the holder the right to receive, upon exercise, a security at a stated price. Funds typically use rights and warrants in a manner similar to their use of options on securities, as described above. Risks associated with the use of rights or warrants are generally similar to risks associated with the use of options. Rights and warrants typically do not carry with them dividend or voting rights with respect to the underlying securities, or any rights in the assets of the issuer. In addition, the value of a right or a warrant will likely, but will not necessarily, change with the value of the underlying securities, and a right or a warrant ceases to have value if it is not exercised prior to its expiration date.
Bonds issued with warrants attached to purchase equity securities have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock. Bonds also may be issued with warrants attached to purchase additional fixed income securities.
A Fund may also invest in equity-linked warrants. A Fund purchases equity-linked warrants from a broker, who in turn is expected to purchase shares in the local market. If the Fund exercises its warrant, the shares are expected to be sold and the warrant redeemed with the proceeds. Typically, each warrant represents one share of the underlying stock. Therefore, the price and performance of the warrant are directly linked to the underlying stock, less transaction costs. In addition to the market risk related to the underlying holdings, a Fund bears counterparty risk with respect to the issuing broker. There is currently no active trading market for equity-linked warrants, and they may be highly illiquid.
In addition to warrants on securities, a Fund may purchase put warrants and call warrants whose values vary depending on the change in the value of one or more specified securities indexes (“index-linked warrants”). Index-linked warrants are generally issued by banks or other financial institutions and give the holder the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer based on the value of the underlying index at the time of exercise. In general, if the value of the underlying index rises above the exercise price of the index-linked warrant, the holder of a call warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the value of the index and the exercise price of the warrant; if the value of the underlying index falls, the holder of a put warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the exercise price of the warrant and the value of the index. The holder of a warrant would not be entitled to any payments from the issuer at any time when, in the case of a call warrant, the exercise price is greater than the value of the underlying index, or, in the case of a put warrant, the exercise price is less than the value of the underlying index. If a Fund were not to exercise an index-linked warrant prior to its expiration, then the Fund would lose the amount of the purchase price paid by it for the warrant.
A Fund using index-linked warrants would normally do so in a manner similar to its use of options on securities indexes. The risks of a Fund’s use of index-linked warrants are generally similar to those relating to its use of index options. Unlike most index options, however, index-linked warrants are issued in limited amounts and are not obligations of a regulated clearing agency, but are backed only by the credit of the bank or other institution that issues the warrant. Also, index-linked warrants may have longer terms than index options. Index-linked warrants are not likely to be as liquid as certain index options backed by a recognized clearing agency. In addition, the terms of index-linked warrants may limit a Fund’s ability to exercise the warrants at such time, or in such quantities, as the Fund would otherwise wish to do.
A Fund may make indirect investments in foreign equity securities, through international warrants, participation notes, low exercise price warrants, or other products that allow the Fund to access investments in foreign markets that would otherwise be unavailable to them. International warrants are financial instruments issued by banks or other financial institutions, which may or may not be traded on a foreign exchange. International warrants are a form of derivative security that may give holders the right to buy or sell an underlying security or a basket of securities from or to the issuer for a particular price or may entitle holders to receive a cash payment relating to the value of the underlying security or basket of securities. International warrants are similar to options in that they are exercisable by the holder for an underlying security or securities or the value of the security or securities, but are generally exercisable over a longer term than typical options.

These types of instruments may be American style exercise, which means that they can be exercised at any time on or before the expiration date of the international warrant, or European style exercise, which means that they may be exercised only on the expiration date. International warrants have an exercise price, which is typically fixed when the warrants are issued.
A Fund may invest in low exercise price warrants, which are warrants with an exercise price that is very low relative to the market price of the underlying instrument at the time of issue (e.g., one cent or less). The buyer of a low exercise price warrant effectively pays the full value of the underlying common stock at the outset. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the price of the common stock relating to exercise or the settlement date is determined, during which time the price of the underlying security could change significantly. These warrants entail substantial credit risk, since the issuer of the warrant holds the purchase price of the warrant (approximately equal to the value of the underlying investment at the time of the warrant’s issue) for the life of the warrant.
The exercise or settlement date of the warrants and other instruments described above may be affected by certain market disruption events, such as difficulties relating to the exchange of a local currency into U.S. dollars, the imposition of capital controls by a local jurisdiction or changes in the laws relating to foreign investments. These events could lead to a change in the exercise date or settlement currency of the instruments, or postponement of the settlement date. In some cases, if the market disruption events continue for a certain period of time, the warrants may become worthless, resulting in a total loss of the purchase price of the warrants.
A participation note or “P-note” is typically a debt instrument issued by a bank or broker-dealer, where the amount of the bank’s or broker-dealer’s repayment obligation is tied to changes in the value of an underlying security or index of securities. A P-note is a general unsecured contractual obligation of the bank or broker-dealer that issues it. A Fund must rely on the creditworthiness of the issuer for repayment of the P-note and for any return on the Fund’s investment in the P-note and would have no rights against the issuer of the underlying security.
There is no assurance that there will be a secondary trading market for any of the instruments described above. They may by their terms be non-transferable or otherwise be highly illiquid and difficult to price. Issuers of such instruments or the calculation agent named in respect of such an instrument may have broad authority and discretion to adjust the instrument’s terms in response to certain events or to interpret an instrument’s terms or to make certain determinations relating to the instrument, which could have a significant adverse effect on the value of the instrument to a Fund. If the issuer or other obligor on an instrument is unable or unwilling to perform its obligations under such an instrument, a Fund may lose some or all of its investment in the instrument and any unrealized return on that investment. Certain of these instruments may be subject to foreign investment risk and currency risk.
Equity-Linked Notes
An equity-linked note (ELN) is a debt instrument whose value changes based on changes in the value of a single equity security, basket of equity securities, or an index of equity securities. An equity-linked note may or may not pay interest. See “Hybrid Instruments,” below.
Hybrid Instruments
Hybrid instruments are generally considered derivatives and include indexed or structured securities, and combine elements of many derivatives transactions with those of debt, preferred equity, or a depositary instrument. A Fund may use a hybrid instrument as a substitute for any type of cash or derivative investment which it might make for any purpose.
A hybrid instrument may be a debt security, preferred stock, warrant, convertible security, certificate of deposit, or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles, or commodities (collectively, “underlying assets”), or by another index, economic factor, or other measure, including interest rates, currency exchange rates, or commodities or securities indexes (collectively, “benchmarks”). Hybrid instruments may take a number of forms, including, for example, debt instruments with interest or principal payments or redemption terms determined by reference to the value of an index, security, or other measure at a future time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities where the conversion terms relate to a particular commodity.
The risks of investing in a hybrid instrument may, depending on the nature of the instrument, reflect a combination of the risks of investing in securities, options, futures, currencies, or other types of investments. An investment in a hybrid instrument as a debt instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument. The risks of a particular hybrid instrument will depend upon the terms of the instrument, but may include the possibility of significant changes in the level of the benchmark(s) or the prices of the underlying assets to which the instrument is linked. Such risks generally depend upon factors unrelated to the operations or credit quality of the issuer of the hybrid instrument, and may not be foreseen by the purchaser, such as financial or market developments, economic and political events, the supply and demand of the underlying assets, and interest rate movements. Hybrid instruments may be highly volatile and their use by a Fund may not be successful.
Hybrid instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Hybrid instruments may be highly leveraged. Depending on the structure of the particular hybrid instrument, changes in a benchmark may be magnified by the terms of the hybrid instrument and have an even more dramatic and substantial effect upon the value of the hybrid instrument. Also, the prices of the hybrid instrument and the benchmark or underlying asset may not move in the same direction or at the same time.
Hybrid instruments may also carry liquidity risk since they typically trade OTC, and are not backed by a central clearing organization. The instruments are often “customized” to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. Under certain conditions, the value of such an investment could be zero. In addition, because the purchase and sale of hybrid investments would likely take place in an OTC market without the backing of a central clearing organization, or in a transaction between a Fund and the issuer of the hybrid instrument, the instruments will not likely be actively traded. Hybrid instruments also may not be subject to regulation by the CFTC, the SEC, or any other governmental regulatory authority.
When a Fund invests in a hybrid instrument, it also takes on the credit risk of the issuer of the hybrid instrument. In that respect, a hybrid instrument may create greater risks than investments directly in the securities or other assets underlying the hybrid instrument because the Fund is exposed both to losses on those securities or other assets and to the credit risk of the issuer of the hybrid instrument. A hybrid instrument may also pose greater risks than other derivatives based on the same securities or assets because, when it purchases the instrument, a Fund may be required to pay all, or most, of the notional amount of the investment by way of purchase price, whereas many other derivatives require a Fund to post only a relatively small portion of the notional amount by way of margin or similar arrangements.
Structured Investments
A structured investment is typically issued by a specially created corporation or trust that purchases one or more securities or other assets (“underlying instruments”), and that in turn issues one or more classes of securities (“structured securities”) backed by, or representing different interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities, and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Because structured securities typically involve no credit enhancement, their credit risk generally will reflect that of the underlying instruments. Investments in a structured security may be subordinated to the right of payment of another class of securities. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and there currently is no active trading market for structured securities, and they may be highly illiquid and difficult to value. Because the purchase and sale of structured securities would likely take place in an OTC market without the backing of a central clearing organization, or in a transaction between a Fund and the issuer of the structured securities, the creditworthiness of the counterparty of the issuer of the structured securities would be an additional risk factor the Fund would have to consider and monitor.
Commodity-Linked “Structured” Securities.   Certain structured products may provide exposure to the commodities markets. Commodity-linked structured securities may be equity or debt securities, may be leveraged or unleveraged, and may present investment characteristics and risks of an investment in a security and one or more underlying commodities. Certain restrictions imposed on the Funds by the Code may limit the Funds’ ability to invest in certain commodity-linked structured securities.

Credit-Linked Securities.   Credit-linked securities are typically issued by a limited purpose trust or other vehicle that, in turn, invests in a basket of derivative instruments, such as credit default swaps, interest rate swaps, and other securities or transactions, in order to provide exposure to certain high yield or other fixed income issuers or markets. For example, a Fund may invest in credit-linked securities in order to gain exposure to the high yield markets pending investment of cash and/or to remain fully invested when more traditional income producing securities are not available. A Fund’s return on its investments in credit-linked securities will depend on the investment performance of the investments held in the trust or other vehicle. A Fund’s investments in these instruments are indirectly subject to the risks associated with the derivative instruments in which the trust or other vehicle invests, including, among others, credit risk, default, or similar event risk, counterparty risk, interest rate risk, leverage risk, and management risk. There will likely be no established trading market for credit-linked securities and they may be illiquid.
Event-Linked Securities.   Event-linked securities are typically fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a trigger event, such as a hurricane, earthquake, or other event that leads to physical or economic loss. If the trigger event occurs prior to maturity, a Fund may lose all or a portion of its principal and unpaid interest. Event-linked securities may expose a Fund to certain other risks, including issuer default, adverse regulatory or jurisdictional interpretations, liquidity risk, and adverse tax consequences.
Structured Hybrid Instruments.   Because the performance of structured hybrid instruments is linked to the performance of an underlying commodity, commodity index, or other economic variable, those investments are subject to “market risks” with respect to the movements of the commodity markets and may be subject to certain other risks that do not affect traditional equity and debt securities. If the interest payment on a hybrid instrument is linked to the value of a particular commodity, commodity index, or other economic variable and the underlying investment loses value, the purchaser might not receive the anticipated interest on its investment. If the amount of principal to be repaid on a structured hybrid instrument is linked to the value of a particular commodity, commodity index, or other economic variable, the purchaser might not receive all or any of the principal at maturity of the investment.
The values of structured hybrid instruments may fluctuate significantly because the values of the underlying investments to which they are linked are themselves extremely volatile, and the Fund may lose most or all of the value of its investment in a hybrid instrument. Additionally, the particular terms of a structured hybrid instrument may create economic leverage by contemplating payments that are based on a multiple of the price increase or decrease of the underlying commodity, commodity index, or other economic variable. A liquid secondary market may not exist for structured hybrid instruments, which may make it difficult to sell such instruments at an acceptable price or to value them accurately.
A Fund’s investment in structured products may be subject to limits under applicable law.
When-Issued, Delayed-Delivery, To-Be-Announced, Forward Commitment, and Standby Commitment Transactions
A Fund may enter into when-issued, delayed-delivery, to-be-announced (“TBA”), or forward commitment transactions in order to lock in the purchase price of the underlying security or in order to adjust the interest rate exposure of the Fund’s existing portfolio. In when-issued, delayed-delivery, or forward commitment transactions, a Fund commits to purchase or sell particular securities, with payment and delivery to take place at a future date. In the case of TBA purchase commitments, the unit price and the estimated principal amount are established when the Fund enters into a commitment, with the actual principal amount being within a specified range of the estimate. Although a Fund does not typically pay for the securities in these types of transactions until they are delivered, it immediately assumes the risks of ownership, including the risk of price fluctuation. As a result, each of these types of transactions may create investment leverage in a Fund’s portfolio and increase the volatility of the Fund. If a Fund’s counterparty fails to deliver a security purchased on a when-issued, delayed-delivery, TBA, or forward commitment basis, there may be a loss, and the Fund may have missed an opportunity to make an alternative investment.
A Fund may also enter into standby commitment agreements, obligating the Fund, for a specified period, to buy a specified amount of a security at the option of the issuer, upon the issuance of the security. The price at which the Fund would purchase the security is set at the time of the agreement. In return for its promise to purchase the security, a Fund receives a commitment fee. The Fund receives this fee whether or not it is ultimately required to purchase the security. The securities subject to a standby commitment will not necessarily be issued, and, if they are issued, the value of the securities on the date of issuance may be significantly less than the price at which the Fund is required to purchase them.
Recently finalized Financial Industry Regulatory Authority (FINRA) rules include mandatory margin requirements for the TBA market with limited exceptions. TBA trades historically have not been required to be collateralized. The collateralization of TBA trades is intended to mitigate counterparty credit risk between trade and settlement, but could increase the cost of TBA transactions and impose added operational complexity. As of the date of this SAI, additional revisions to these FINRA rules are anticipated. It is not clear when the rules will be implemented and what effect the revisions will have on the Funds.
Derivatives Limitations—The policies limiting the use of Derivatives are non-fundamental policies established by the Funds’ Board. The policies may be changed by the Board without obtaining shareholder approval. The Trust’s current non-fundamental policies are the following:
1. a Fund would not enter into a futures contract if, immediately after entering into the futures contract, more than 5% of the Fund’s total assets would be committed to initial margin deposits on such contracts; and
2. a Fund will not purchase a put or call option on securities or investment related instruments if, as a result, more than 5% of its total assets would be attributable to premiums paid for such options.
Distressed Securities
A Fund may invest in securities, including loans purchased in the secondary market, that are the subject of bankruptcy proceedings or otherwise in default or in risk of being in default as to the repayment of principal and/or interest at the time of acquisition by the Fund or that are rated in the lower rating categories by one or more nationally recognized statistical rating organizations (for example, Ca or lower by Moody’s and CC or lower by S&P or Fitch Ratings (“Fitch”)) or, if unrated, are in the judgment of the investment adviser or subadviser of equivalent quality (“Distressed Securities”). Investment in Distressed Securities is speculative and involves significant risks and a Fund could lose all of its investment in any Distressed Security.
Distressed Securities are subject to greater credit and liquidity risks than other types of loans. Reduced liquidity can affect the values of Distressed Securities, make their valuation and sale more difficult, and result in greater volatility. A bankruptcy proceeding or other court proceeding could delay or limit the ability of the Fund to collect the principal and interest payments on Distressed Securities or adversely affect the Fund’s rights in collateral relating to a Distressed Security. If a lawsuit is brought by creditors of a borrower under a Distressed Security, a court or a trustee in bankruptcy could take certain actions that would be adverse to a Fund. For example:
•
Other creditors might convince the court to set aside a loan or the collateralization of the loan as a “fraudulent conveyance” or “preferential transfer.” In that event, the court could recover from the Fund the interest and principal payments that the borrower made before becoming insolvent. There can be no assurance that the Fund would be able to prevent that recapture.

•
A bankruptcy court may restructure the payment obligations under the loan so as to reduce the amount to which the Fund would be entitled.

•
The court might discharge the amount of the loan that exceeds the value of the collateral.

•
The court could subordinate the Fund’s rights to the rights of other creditors of the borrower under applicable law, decreasing, potentially significantly, the likelihood of any recovery on the Fund’s investment.

A Fund may, but will not necessarily, invest in a Distressed Security when the investment adviser or subadviser believes it is likely that the issuer of the Distressed Securities will make an exchange offer or will be the subject of a plan of reorganization pursuant to which the Fund will receive new securities in return for the Distressed Securities. There can be no assurance that such an exchange offer will be made or that such a plan of reorganization will be adopted. In addition, a significant period of time may pass between the time at which a Fund makes its investment in Distressed Securities and the time that any such exchange offer or plan of reorganization is completed. Even if an exchange offer is made or plan of reorganization is adopted with respect to Distressed Securities held by a Fund, there can be no assurance that the securities or other assets received by a Fund in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made. If a Fund participates in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of Distressed Securities, the Fund may be restricted from disposing of such securities.
Dollar Roll Transactions
A Fund may enter into dollar roll transactions, in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date from the same party. A Fund may invest in dollar rolls in order to benefit from anticipated changes in pricing for the mortgage-backed securities during the term of the transaction, or for the purpose of creating investment leverage.
In a dollar roll, the securities that are to be purchased will be of the same type as the securities sold, but will be supported by different pools of mortgages. A Fund that engages in a dollar roll forgoes principal and interest paid on the sold securities during the roll period, but is compensated by the difference between the current sales price and the lower forward price for the future purchase. In addition, a Fund may benefit by investing the transaction proceeds during the roll period. Dollar roll transactions generally have the effect of creating leverage in a Fund’s portfolio.
Dollar rolls involve the risk that the Fund’s counterparty will be unable to deliver the mortgage-backed securities underlying the dollar roll at the fixed time. If the counterparty files for bankruptcy or becomes insolvent, the counterparty or its representative may ask for and receive an extension of time to decide whether to enforce the Fund’s repurchase obligation. A Fund’s use of the transaction proceeds may be restricted pending such decision. A Fund may enter into dollar roll transactions without limit up to the amount permitted under applicable law.
Exchange Traded Notes (ETNs)
ETNs are senior, unsecured, debt securities typically issued by financial institutions. An ETN’s return is typically based on the performance of a particular market index, and the value of the index may be impacted by market forces that affect the value of ETNs in unexpected ways. ETNs are similar to Structured Investments, except that they are typically listed on an exchange and traded in the secondary market. See “Structured Investments” in this SAI. The return on an ETN is based on the performance of the specified market index, and an investor may, at maturity, realize a negative return on the investment. ETNs typically do not make periodic interest payments and principal is not protected. The repayment of principal and any additional return due either at maturity or upon repurchase by the issuer depends on the issuer’s ability to pay, regardless of the performance of the underlying index. Accordingly, ETNs are subject to credit risk that the issuer will default or will be unable to make timely payments of principal. Certain events can impact an ETN issuer’s financial situation and ability to make timely payments to ETN holders, including economic, political, legal, or regulatory changes and natural disasters. Event risk is unpredictable and can significantly impact ETN holders.
The market value of an ETN may be influenced by, among other things, time to maturity, level of supply and demand of the ETN, volatility and lack of liquidity in the underlying assets, changes in the applicable interest rates, the current performance of the market index to which the ETN is linked, and the credit rating of the ETN issuer. The market value of an ETN may differ from the performance of the applicable market index and there may be times when an ETN trades at a premium or discount. This difference in price may be due to the fact that the supply and demand in the market for ETNs at any point in time is not always identical to the supply and demand in the market for the securities underlying the market index that the ETN seeks to track. A change in the issuer’s credit rating may also impact the value of an ETN without regard to the level of the underlying market index. ETNs are also subject to tax risk. No assurance can be given that the Internal Revenue Service (“IRS”) will accept, or a court will uphold, how the Funds characterize and treat ETNs for tax purposes.
A Fund’s ability to sell its ETN holdings may be limited by the availability of a secondary market. In addition, although an ETN may be listed on an exchange, the issuer may not be required to maintain the listing and there can be no assurance that a secondary market will exist for an ETN. Some ETNs may be relatively illiquid and may therefore be difficult to purchase or sell at a fair price. Leveraged ETNs may offer the potential for greater return, but their values may be highly volatile.
Financial Services Companies
A Fund may invest in financial services companies. Financial services companies are subject to extensive government regulation that may affect their profitability in many ways, including by limiting the amount and types of loans and other commitments they can make, and the interest rates and fees they can charge. A financial services company’s profitability, and therefore its stock price, is especially sensitive to interest rate changes as well as the ability of borrowers to repay their loans. Changing regulations, continuing consolidations, and development of new products and structures all are likely to have a significant impact on financial services companies.
Fixed Income Securities
Certain of the debt securities in which the Funds may invest may not offer as high a yield as may be achieved from lower quality instruments having less safety. If a Fund disposes of an obligation prior to maturity, it may realize a loss or a gain. An increase in interest rates will generally reduce the value of debt securities, and a decline in interest rates will generally increase the value of debt securities. In addition, debt securities are subject to the ability of the issuer to make payment at maturity.

To the extent that a Fund invests in debt securities, interest rate fluctuations will affect its NAV, but not the income it receives from its debt securities. In addition, if the debt securities contain call, prepayment, or redemption provisions, during a period of declining interest rates, those securities are likely to be redeemed, and a Fund would probably be unable to replace them with securities having as great a yield. Certain events, such as market or economic developments, regulatory or government actions, natural disasters, pandemics, terrorist attacks, war, and other geopolitical events can have a dramatic adverse effect on the debt market and the overall liquidity of the market for fixed income securities.
Investment in medium- or lower-grade debt securities involves greater investment risk, including the possibility of issuer default or bankruptcy. An economic downturn could severely disrupt this market and adversely affect the value of outstanding bonds and the ability of the issuers to repay principal and interest. In addition, lower-quality bonds are less sensitive to interest rate changes than higher-quality instruments and generally are more sensitive to adverse economic changes or individual corporate developments. During a period of adverse economic changes, including a period of rising interest rates, issuers of such bonds may experience difficulty in servicing their principal and interest payment obligations. Furthermore, medium- and lower-grade debt securities tend to be less marketable than higher-quality debt securities because the market for them is less broad. The market for unrated debt securities is even narrower. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly, and a Fund may have greater difficulty selling its portfolio securities. The market value of these securities and their liquidity may be affected by adverse publicity and investor perceptions.
Foreign Securities
Each Fund may invest in foreign securities. Foreign securities include securities of foreign companies and foreign governments (or agencies or subdivisions thereof). If a Fund’s securities are held abroad, the countries in which such securities may be held and the sub-custodian holding them must be approved by the Board or its delegate under applicable rules adopted by the SEC. In buying foreign securities, each Fund may convert U.S. dollars into foreign currency.
The globalization and integration of the world economic system and related financial markets have made it increasingly difficult to define issuers geographically. Accordingly, the Funds intend to construe geographic terms such as “foreign,” “non-U.S.,” “European,” “Latin American,” “Asian,” and “emerging markets” in the manner that affords to the Funds the greatest flexibility in seeking to achieve the investment objective(s) of the relevant Fund. Specifically, unless otherwise stated, in circumstances where the investment objective and/or strategy is to invest (a) exclusively in “foreign securities,” “non-U.S. securities,” “European securities,” “Latin American securities,” “Asian securities,” or “emerging markets” (or similar directions) or (b) at least some percentage of the Fund’s assets in foreign securities, etc., the Fund will take the view that a security meets this description so long as the issuer of a security is tied economically to the particular country or geographic region indicated by words of the relevant investment objective and/or strategy (the “Relevant Language”). For these purposes the issuer of a security is deemed to have that tie if:
(i)
the issuer is organized under the laws of the country or a country within the geographic region suggested by the Relevant Language or maintains its principal place of business in that country or region; or

(ii)
the securities are traded principally in the country or region suggested by the Relevant Language; or

(iii)
the issuer, during its most recent fiscal year, derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in the country or region suggested by the Relevant Language or has at least 50% of its assets in that country or region.

In addition, the Funds intend to treat derivative securities (e.g., call options) by reference to the underlying security. Conversely, if the investment objective and/or strategy of a Fund limits the percentage of assets that may be invested in “foreign securities,” etc. or prohibits such investments altogether, a Fund intends to categorize securities as “foreign,” etc. only if the security possesses all of the attributes described above in clauses (i), (ii), and (iii).
Foreign securities also include a Fund’s investment in foreign securities through depositary receipts, in the form of American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), or other similar securities. An ADR is a U.S. dollar-denominated security issued by a U.S. bank or trust company that represents, and may be converted into, a foreign security. An EDR or a GDR is generally similar but is issued by a non-U.S. bank. Depositary receipts are subject to the same risks as direct investment in foreign securities. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted, and changes in currency exchange rates may affect the value of an ADR investment in ways different from direct investments in foreign securities. Funds may invest in both sponsored and unsponsored depositary receipts. Unsponsored depositary receipts are organized independently and without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuers may not be as current for unsponsored depositary receipts and the prices of unsponsored depositary receipts may be more volatile than if such instruments were sponsored by the issuer. An investment in an ADR is subject to the credit risk of the issuer of the ADR.
Investments in foreign securities involve special risks and considerations. Foreign companies are not generally subject to uniform accounting, auditing, and financial reporting standards, practices, and requirements comparable to those applicable to domestic companies, and such practices and standards may vary significantly from country to country. There may be less publicly available information about a foreign company than about a domestic company. The Public Company Accounting Oversight Board, which regulates auditors of U.S. public companies, is unable to inspect audit work papers in certain foreign countries. Investors in foreign countries often have limited rights and few practical remedies to pursue shareholder claims, including class actions or fraud claims, and the ability of the SEC, the U.S. Department of Justice, and other authorities to bring and enforce actions against foreign issuers or foreign persons is limited. Foreign markets have different clearance and settlement procedures. Delays in settlement could result in temporary periods when assets of a Fund are uninvested. The inability of a Fund to make intended security purchases due to settlement problems could cause it to miss certain investment opportunities. Foreign securities may also entail certain other risks, such as the possibility of one or more of the following: imposition of dividend or interest withholding or confiscatory taxes, higher brokerage costs, thinner trading markets, currency blockages or transfer restrictions, expropriation, nationalization, military coups, economic sanctions, or other adverse political or economic developments; less government supervision and regulation of securities exchanges, brokers and listed companies; and the difficulty of enforcing obligations in other countries, and are more susceptible to environmental problems. Purchases of foreign securities are usually made in foreign currencies and, as a result, a Fund may incur currency conversion costs and may be affected favorably or unfavorably by changes in the value of foreign currencies against the U.S. dollar. Further, it may be more difficult for a Fund’s agents to keep currently informed about corporate actions which may affect the prices of portfolio securities. Communications between the United States and foreign countries may be less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Certain markets may require payment for securities before delivery. In addition, there may be a possibility of nationalization or expropriation of assets, imposition of currency exchange controls, confiscatory taxation, political or financial instability, diplomatic developments that could adversely affect the values of the Fund’s investments in certain non-U.S. countries, and quotas or other limits on the ability of the Fund (or clients of the Fund’s investment adviser or subadviser) to invest or maintain investments in securities of issuers in certain countries.
A number of current significant political, demographic, and economic developments may affect investments in foreign securities and in securities of companies with operations overseas. The course of any one or more of these events and the effect on trade barriers, competition, and markets for consumer goods and services are uncertain. Similar considerations are of concern with respect to developing countries. For example, the possibility of revolution and the dependence on foreign economic assistance may be greater in these countries than in developed countries. Management seeks to mitigate the risks associated with these considerations through diversification and active professional management.
In addition to the general risks of investing in foreign securities, investments in emerging markets involve special risks. Securities of many issuers in emerging markets may have less stringent investor protection and disclosure standards, and may be less liquid and more volatile than securities of comparable domestic issuers. Shares of companies that only trade on an emerging market securities exchange are not likely to file reports with the SEC. The availability of material financial information about such companies and its reliability may be limited since such companies are generally not subject to the same regulatory, accounting, auditing, or auditor oversight requirements applicable to companies that file reports with the SEC. In addition, the Public Company Accounting Oversight Board, which regulates auditors of U.S. public companies, is unable to inspect audit work papers in certain emerging market countries. Emerging markets may have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of a Fund is uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems could cause a Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result in losses to a Fund due to subsequent declines in values of the portfolio securities, decrease in the level of liquidity in a Fund’s portfolio, or, if a Fund has entered into a contract to sell the security, possible liability to the purchaser. Certain markets may require payment for securities before delivery, and in such markets a Fund bears the risk that the securities will not be delivered and that the Fund’s payments will not be returned. In addition, securities markets of emerging market countries are subject to the risk that such markets may close, sometimes for extended periods of time, due to market, economic, political, regulatory, geopolitical, environmental, public health, or other conditions. Securities prices in emerging markets can be significantly more volatile than in the more developed nations of the world, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, present the risk of nationalization of businesses, or may have restrictions on foreign ownership or prohibitions of repatriation of assets, and may have less protection of property rights than more developed countries. Investors in emerging markets may not have the ability to seek certain legal remedies in U.S. courts as private plaintiffs. As a practical matter, investors may have to rely on domestic legal remedies that are available in the emerging market and such remedies are often limited and difficult for international investors to pursue. Shareholder claims, including class action and securities law and fraud claims, generally are difficult or unavailable to pursue as a matter of law or practicality in many emerging market countries. In addition, the SEC, U.S. Department of Justice, and other U.S. authorities often have substantial difficulties in bringing and enforcing actions against non-U.S. companies and non-U.S. persons, including company officers and directors, in certain emerging markets due to jurisdictional limitations and various other factors. The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements. In addition, many emerging market countries with less established health care systems have experienced outbreaks of pandemics or contagious diseases from time to time.
Certain emerging markets may require governmental approval for the repatriation of investment income, capital, or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market’s balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to that Fund of any restrictions on investments.
Investment in certain foreign emerging market debt obligations may be restricted or controlled to varying degrees. These restrictions or controls may at times preclude investment in certain foreign emerging market debt obligations and increase the expenses of a Fund.
Health Care Companies
A Fund may invest in health care companies. The activities of health care companies may be funded or subsidized by federal and state governments. If government funding and subsidies are reduced or discontinued, the profitability of these companies could be adversely affected. Health care companies may also be affected by government policies on health care reimbursements, regulatory approval for new drugs and medical instruments, and similar matters. They are also subject to legislative risk, i.e., the risk of a reform of the health care system through legislation.
Illiquid Securities
Each Fund may invest not more than 15% of its net assets in “illiquid securities,” which are investments that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A Fund may not be able to dispose of such securities in a timely fashion and for a fair price, which could result in losses to a Fund. In addition, illiquid securities are generally more difficult to value. Illiquid securities may include repurchase agreements with maturities greater than seven days, futures contracts and options thereon for which a liquid secondary market does not exist, time deposits maturing in more than seven calendar days, and securities of new and early stage companies whose securities are not publicly traded. The Funds may also purchase securities eligible for resale to qualified institutional buyers pursuant to Rule 144A under the 1933 Act. Such securities may be determined to be liquid based on an analysis taking into account, among other things, trading activity for such securities and the availability of reliable pricing information, among other factors. If there is a lack of trading interest in particular Rule 144A securities, a Fund’s holdings of those securities may be illiquid, resulting in undesirable delays in selling these securities at prices representing fair value.
Index-Related Securities (Equity Equivalents)
The Funds may invest in certain types of securities that enable investors to purchase or sell shares in a portfolio of securities that seeks to track the performance of an underlying index or a portion of an index. Such Equity Equivalents include, among others, DIAMONDS (interests in a portfolio of securities that seeks to track the performance of the Dow Jones Industrial Average), SPDRs or Standard & Poor’s Depositary Receipts (interests in a portfolio of securities that seeks to track the performance of the S&P 500 Index), and the Nasdaq-100 Trust (interests in a portfolio of securities of the largest and most actively traded non-financial companies listed on the Nasdaq Stock Market). Such securities are similar to index mutual funds, but they are traded on various stock exchanges or secondary markets. The value of these securities is dependent upon the performance of the underlying index on which they are based. Thus, these securities are subject to the same risks as their underlying indexes as well as the securities that make up those indexes. For example, if the securities comprising an index that an index-related security seeks to track perform poorly, the index-related security will lose value.
Equity Equivalents may be used for several purposes, including to simulate full investment in the underlying index while retaining a cash balance for fund management purposes, to facilitate trading, to reduce transaction costs, or to seek higher investment returns where an Equity Equivalent is priced more attractively than securities in the underlying index. Because the expense associated with an investment in Equity Equivalents may be substantially lower than the expense of small investments directly in the securities comprising the indexes they seek to track, investments in Equity Equivalents may provide a cost-effective means of diversifying the fund’s assets across a broad range of equity securities.
The prices of Equity Equivalents are derived and based upon the securities held by the particular investment company. Accordingly, the level of risk involved in the purchase or sale of an Equity Equivalent is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for such instruments is based on a basket of stocks. The market prices of Equity Equivalents are expected to fluctuate in accordance with both changes in the NAVs of their underlying indexes and the supply and demand for the instruments on the exchanges on which they are traded. Substantial market or other disruptions affecting an Equity Equivalent could adversely affect the liquidity and value of the shares of the fund investing in such instruments.
Inflation-Linked Securities
Inflation-linked securities are typically fixed income securities whose principal values are periodically adjusted according to a measure of inflation. If the index measuring inflation falls, the principal value of an inflation-linked security will be adjusted downward, and consequently the interest payable on the security (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original principal of the security upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-linked securities. For securities that do not provide a similar guarantee, the adjusted principal value of the security repaid at maturity may be less than the original principal.
Alternatively, the interest rates payable on certain inflation-linked securities may be adjusted according to a measure of inflation. As a result, the principal values of such securities do not adjust according to the rate of inflation, although the interest payable on such securities may decline during times of falling inflation.
The values of inflation-linked securities are expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-linked securities. Inflation-linked securities may cause a potential cash flow mismatch to investors, because an increase in the principal amount of an inflation-linked security will be treated as interest income currently subject to tax at ordinary income rates even though investors will not receive repayment of principal until maturity. If a Fund invests in such securities, it will be required to distribute such interest income in order to qualify for treatment as a regulated investment company and eliminate the Fund-level tax, without a corresponding receipt of cash, and therefore may be required to dispose of portfolio securities at a time when it may not be advantageous to do so in order to make such distributions.
While the values of inflation-linked securities are expected to be largely protected from long-term inflationary trends, short-term increases in inflation may lead to declines in value. In addition, if interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in inflation-linked securities may not be protected to the extent that the increase is not reflected in the securities’ inflation measure.
The periodic adjustment of U.S. Treasury inflation-linked securities is tied to the Consumer Price Index for All Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation, and energy. Inflation-linked securities issued by a foreign government or a private issuer are generally adjusted to reflect an inflation measure specified by the issuer. There can be no assurance that the CPI-U or any other inflation measure will accurately measure the real rate of inflation in the prices of goods and services.
IPOs and Other Limited Opportunities
A Fund may purchase securities of companies that are offered pursuant to an initial public offering (“IPO”) or other similar limited opportunities. Although companies can be any age or size at the time of their IPO, they are often smaller and have a limited operating history, which involves a greater potential for the value of their securities to be impaired following the IPO. The price of a company’s securities may be highly unstable at the time of its IPO and for a period thereafter due to factors such as market psychology prevailing at the time of the IPO, the absence of a prior public market, the small number of shares available, and limited availability of investor information. Securities purchased in IPOs have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the NAV and return earned on a Fund’s shares. Investors in IPOs can be adversely affected by substantial dilution in the value of their shares, by sales of additional shares, and by concentration of control in existing management and principal shareholders. In addition, all of the factors that affect the performance of an economy or equity markets may have a greater impact on the shares of IPO companies. IPO securities tend to involve greater risk due, in part, to public perception and the lack of publicly available information and trading history.
Master Limited Partnerships
A Fund may invest in master limited partnerships (“MLPs”), which are limited partnerships in which ownership units are publicly traded. MLPs often own or own interests in properties or businesses that are related to oil and gas industries, including pipelines, although MLPs may invest in other types of investments, including credit-related investments. Generally, an MLP is operated under the supervision of one or more managing general partners. Limited partners (like a Fund when it invests in an MLP) are not involved in the day-to-day management of the partnership. A Fund also may invest in companies who serve (or whose affiliates serve) as MLP general partners.
Investments in MLPs are generally subject to many of the risks that apply to partnerships. For example, holders of the units of MLPs may have limited control and limited voting rights on matters affecting the partnership. There may be fewer corporate protections afforded investors in an MLP than investors in a corporation. Conflicts of interest may exist among unit holders, subordinated unit holders, and the general partner of an MLP, including those arising from incentive distribution payments. MLPs that concentrate in a particular industry or region are subject to risks associated with such industry or region. MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. Investments held by MLPs may be illiquid. MLP units may trade infrequently and in limited volume, and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly based companies.
A Fund may also hold investments in limited liability companies that have many of the same characteristics and are subject to many of the same risks as master limited partnerships.
The manner and extent of a Fund’s investments in MLPs and limited liability companies may be limited by its intention to qualify as a regulated investment company under the Code, and any such investments by the Fund may adversely affect the ability of the Fund to qualify as such.
Mortgage- and Asset-Backed Securities
Mortgage-backed securities, including collateralized mortgage obligations (“CMOs”) and certain stripped mortgage-backed securities, represent a participation in, or are secured by, mortgage loans. Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property, receivables from credit card agreements, home equity loans, and student loans. Asset-backed securities may also include collateralized debt obligations as described below.
A Fund may invest in mortgage-backed securities issued or guaranteed by (i) U.S. Government agencies or instrumentalities such as the Government National Mortgage Association (“GNMA”) (also known as Ginnie Mae), the Federal National Mortgage Association (“FNMA”) (also known as Fannie Mae), and the Federal Home Loan Mortgage Corporation (“FHLMC”) (also known as Freddie Mac) or (ii) other issuers, including private companies. Under the Federal Housing Finance Agency’s “Single Security Initiative,” Fannie Mae and Freddie Mac have entered into a joint initiative to develop a common securitization platform for the issuance of Uniform Mortgage-Backed Securities (“UMBS”), which would generally align the characteristics of Fannie Mae and Freddie Mac mortgage-backed securities. In June 2019 Fannie Mae and Freddie Mac started to issue UMBS in place of their current offerings of TBA-eligible mortgage-backed securities. The effect of the issuance of UMBS on the market for mortgage-backed securities is uncertain. Privately issued mortgage-backed securities may include securities backed by commercial mortgages, which are mortgages on commercial, rather than residential, real estate. Privately issued mortgage-backed securities are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, mortgage-backed securities held in a Fund’s portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans. There is no assurance that the U.S. Government would provide financial support to its agencies and instrumentalities if not required to do so. In addition, certain governmental entities have been subject to regulatory scrutiny regarding their accounting policies and practices and other concerns that may result in legislation, changes in regulatory oversight and/or other consequences that could adversely affect the credit quality, availability, or investment character of securities issued by these entities.
Mortgage-backed securities have yield and maturity characteristics corresponding to the underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity, when the entire principal amount comes due, payments on certain mortgage-backed securities include both interest and a partial repayment of principal. Besides the scheduled repayment of principal, repayments of principal may result from the voluntary prepayment, refinancing, or foreclosure of the underlying mortgage loans. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in early payment of the applicable mortgage-related securities. In that event a Fund may be unable to invest the proceeds from the early payment of the mortgage-related securities in an investment that provides as high a yield as the mortgage-related securities. Consequently, early payment associated with mortgage-related securities may cause these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed income securities. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgages, and other social and demographic conditions. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-related securities. During periods of rising interest rates, the rate of mortgage prepayments usually decreases, thereby tending to increase the life of mortgage-related securities. If the life of a mortgage-related security is inaccurately predicted, a Fund may not be able to realize the rate of return the investment adviser or subadviser expected.
Mortgage-backed and asset-backed securities are less effective than other types of securities as a means of “locking in” attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. These prepayments would have to be reinvested at lower rates. As a result, these securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar or greater risk of decline in market value during periods of rising interest rates. Prepayments may also significantly shorten the effective maturities of these securities, especially during periods of declining interest rates. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of the Funds. The terms of certain asset-backed securities may require early prepayment in response to certain credit events potentially affecting the values of the asset-backed securities.
At times, some mortgage-backed and asset-backed securities will have higher than market interest rates and therefore will be purchased at a premium above their par value. Prepayments may cause losses on securities purchased at a premium.
CMOs may be issued by a U.S. Government agency or instrumentality or by a private issuer. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by the U.S. Government or its agencies or instrumentalities, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by the U.S. Government, its agencies or instrumentalities, or any other person or entity.
CMOs typically issue multiple classes of securities, having different maturities, interest rates, and payment schedules, and with the principal and interest on the underlying mortgages allocated among the several classes in various ways. Payment of interest or principal on some classes or series of CMOs may be subordinated to payments on other classes or series and may be subject to contingencies; or some classes or series may bear some or all of the risk of default on the underlying mortgages. CMOs of different classes or series are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. If enough mortgages are repaid ahead of schedule, the classes or series of a CMO with the earliest maturities generally will be retired prior to their maturities. Thus, the early retirement of particular classes or series of a CMO would have the same effect as the prepayment of mortgages underlying other mortgage-backed securities. Conversely, slower than anticipated prepayments can extend the effective maturities of CMOs, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing their volatility. Certain classes or series of CMOs may experience high levels of volatility in response to changes in interest rates and other factors.
Stripped mortgage-backed securities are usually structured with two classes that receive payments of interest or principal on a pool of mortgage loans. Stripped mortgage-backed securities may experience very high levels of volatility in response to changes in interest rates. The yield to maturity on an interest only or “IO” class of stripped mortgage-backed securities is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. A rapid rate of principal prepayments will typically result in a substantial decline in the value of IOs and may have a significant adverse effect on a Fund’s yield to maturity to the extent it invests in

IOs. If the assets underlying the IO experience greater than anticipated prepayments of principal, the Fund may fail to recoup fully, or at all, its initial investment in these securities. Conversely, principal only securities or “POs” tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated.
The secondary market for stripped mortgage-backed securities may be more volatile and less liquid than that for other mortgage-backed securities, potentially limiting a Fund’s ability to buy or sell those securities at any particular time.
Subprime mortgage loans, which typically are made to less creditworthy borrowers, have a higher risk of default than conventional mortgage loans. Therefore, mortgage-backed securities backed by subprime mortgage loans may suffer significantly greater declines in value due to defaults, and may experience high levels of volatility.
A Fund may invest in collateralized debt obligations (“CDOs”), including collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), and other similarly structured securities. CBOs, CLOs, and other CDOs are types of asset-backed securities. A CBO is typically an obligation of a trust backed (or collateralized) by a pool of securities, often including high risk, below investment grade debt securities. The collateral may include many different types of debt securities such as high yield debt, residential privately issued mortgage-related securities, commercial privately issued mortgage-related securities, trust preferred securities, and emerging market debt. A CLO is typically an obligation of a trust backed (or collateralized) by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Other types of CDOs may include, by way of example, obligations of trusts backed by other types of assets representing obligations of various types, and may include high risk, below investment grade debt obligations. CBOs, CLOs, and other CDOs may pay management fees and administrative expenses. The risk profile of an investment in a CBO, CLO, or other CDO depends largely on the type of the collateral securities and the class of the instrument in which a Fund invests.
For CBOs, CLOs, and other CDOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which typically bears the effects of defaults from the bonds or loans in the trust in the first instance and may serve to protect other, senior tranches from defaults. Typically, the more senior the tranche in a CBO, CLO, or other CDO, the higher its rating, although senior tranches can experience substantial losses due to actual defaults. The market values of CBO, CLO, and CDO obligations may be affected by a number of factors, including, among others, changes in interest rates, defaults affecting junior tranches, market anticipation of defaults, and general market aversion to CBO, CLO, or other CDO securities as a class, or to the collateral backing them.
CBOs, CLOs, and other CDOs may be illiquid. In addition to the risks associated with debt securities discussed elsewhere in this SAI and the Funds’ Prospectus (e.g., interest rate risk and the risk of default), CBOs, CLOs, and other CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments on a CBO’s, CLO’s, or other CDO’s obligations; (ii) the collateral may decline in value or be in default; (iii) the risk that Funds may invest in tranches of CBOs, CLOs, or other CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.
Other Income-Producing Securities
Other types of income-producing securities the Funds may purchase, include, but are not limited to, the following:
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Variable and floating rate obligations. Variable and floating rate securities are debt instruments that provide for periodic adjustments in the interest rate paid on the security and, under certain limited circumstances, may have varying principal amounts. Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have interest rates that may change with change to the level of prevailing interest rates or the issuer’s credit quality. These types of securities are relatively long-term instruments that often carry demand features permitting the holder to demand payment of principal at any time or at specified intervals prior to maturity. There is a risk that the current interest rate on variable and floating securities may not accurately reflect current market interest rates or adequately compensate the holder for the current creditworthiness of the issuer. Due to their variable- or floating-rate features, these instruments will generally pay higher levels of income in a rising interest rate environment and lower levels of income as interest rates decline. For the same reason, the market value of a variable- or floating-rate instrument is generally expected to have less sensitivity to fluctuations in market interest rates than a fixed-rate instrument, although the value of a floating-rate instrument may nonetheless decline as interest rates rise and due to other factors, such as changes in credit quality. Some variable or floating rate securities are structured with liquidity features such as (1) put options or tender options that permit holders (sometimes subject to conditions) to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries or (2) auction rate features, remarketing provisions, or other maturity-shortening devices designed to enable the issuer to refinance or redeem outstanding debt securities (market-dependent liquidity features). The market-dependent liquidity features may not operate as intended as a result of the issuer’s declining creditworthiness, adverse market conditions, or other factors or the inability or unwillingness of a participating broker-dealer to make a secondary market for such securities. As a result, variable or floating rate securities that include market-dependent liquidity features may lose value and the holders of such securities may be required to retain them for an extended period of time or until maturity.
In order to use these investments most effectively, a Fund’s investment adviser or subadviser must correctly assess probable movements in interest rates. This involves different skills than those used to select most portfolio securities. If the investment adviser or subadviser incorrectly forecasts such movements, a Fund could be adversely affected by the use of variable or floating rate obligations.
Many financial instruments use or may use a floating rate based on the London Interbank Offered Rate (“LIBOR”), which is the offered rate for short-term Eurodollar deposits between major international banks. On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021, and it is expected that LIBOR will cease to be published after that time. In March 2021, the ICE Benchmark Administration, the administrator of LIBOR, announced that the publication of certain U.S. dollar LIBOR settings will be extended to the end of June 2023. A Fund may have investments linked to other interbank offered rates, such as the Euro Overnight Index Average (“EONIA”), which may also cease to be published. Various financial industry groups have begun planning for the transition away from LIBOR, but there are challenges to converting certain securities and transactions to a new reference rate (e.g., the Secured Overnight Financing Rate (“SOFR”), which is intended to replace the U.S. dollar LIBOR). Neither the effect of the LIBOR transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based instruments. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the cessation of LIBOR.
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Standby commitments. These instruments, which are similar to a put, give a Fund the option to obligate a broker, dealer, or bank to repurchase a security held by the Fund at a specified price.

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Tender option bonds. Tender option bonds are relatively long-term bonds that are coupled with the agreement of a third party, such as a broker, dealer, or bank, to grant the holders of such securities the option to tender the securities to the institution at periodic intervals.

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Inverse floaters. Inverse floaters have variable interest rates that typically move in the opposite direction from movements in prevailing interest rates, most often short-term rates. Accordingly, the value of inverse floaters, or other obligations or certificates structured to have similar features, generally moves in the opposite direction from interest rates. The value of an inverse floater can be considerably more volatile than the value of other debt instruments of comparable maturity and credit quality. Inverse floaters incorporate varying degrees of leverage. Generally, greater leverage results in greater price volatility for any given change in interest rates. Inverse floaters may be subject to legal or contractual restrictions on resale and therefore may be less liquid than other types of securities. Similar to variable and floating rate obligations, effective use of inverse floaters requires skills different from those needed to select most portfolio securities. If movements in interest rates are incorrectly anticipated, a Fund could lose money or the NAV of its shares could decline by the use of inverse floaters.

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Strip bonds. Strip bonds are debt securities that are stripped of their interest, usually by a financial intermediary, after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturities.

Standby commitments, tender option bonds, and instruments with demand features are primarily used by the Funds for the purpose of increasing the liquidity of a Fund’s portfolio.
Other Investment Companies
A Fund may invest in securities of other open- or closed-end investment companies, including exchange-traded funds (“ETFs”), traded on one or more national securities exchanges, as well as private investment vehicles. Provisions of the

1940 Act may limit the ability of a Fund to invest in certain registered investment companies or private investment vehicles or may limit the amount of its assets that a Fund may invest in any investment vehicle.
A Fund may, for example, invest in other open or closed-end investment companies, including ETFs, during periods when it has large amounts of uninvested cash, when its investment adviser or subadviser believes share prices of other investment companies offer attractive values, or to gain or maintain exposure to various asset classes and markets or types of strategies and investments. A Fund may invest in shares of another registered investment company or private investment vehicle in order to gain indirect exposure to markets in a country where the Fund is not able to invest freely, or to gain indirect exposure to one or more issuers whose securities it may not buy directly. As a shareholder in an investment vehicle, a Fund would bear its ratable share of that vehicle’s expenses and would remain subject to payment of the Fund’s management fees with respect to assets so invested. Shareholders would therefore be subject to duplicative expenses to the extent a Fund invests in other investment vehicles. Shares of registered open-end investment companies traded on a securities exchange may not be redeemable by a Fund in all cases. Private investment vehicles in which a Fund may invest are not registered under the 1940 Act, and so will not offer all of the protections provided by the 1940 Act (including, among other things, independent oversight, protections against certain conflicts of interest, and custodial risks).
If a Fund invests in another investment vehicle, it is exposed to the risk that the other investment vehicle will not perform as expected. A Fund is exposed indirectly to all of the risks applicable to an investment in such other investment vehicle. In addition, lack of liquidity in the other investment vehicle could result in its value being more volatile than the underlying portfolio of securities, and may limit the ability of a Fund to sell or redeem its interest in the investment vehicle at a time or at a price it might consider desirable. A Fund may not be able to redeem its interest in private investment vehicles except at certain designated times. The investment policies and limitations of the other registered investment company or private investment vehicle may not be the same as those of the investing Fund; as a result, the Fund may be subject to additional or different risks, or may achieve a reduced investment return, as a result of its investment in another investment vehicle. If the other investment company is an ETF or other product traded on a securities exchange or otherwise actively traded, its shares may trade at a premium or discount to their NAV, an effect that might be more pronounced in less liquid markets. ETFs are also subject to additional risks, including, among others, the risk that an active trading market for an ETF’s shares may not develop or be maintained, the risk that trading of an ETF’s shares may be halted, and the risk that the ETF’s shares may be delisted from the listing exchange. ETFs may have a limited number of financial institutions that act as authorized participants (“APs”), none of which are obligated to engage in creation and/or redemption transactions. To the extent that those APs exit the business, or are unable to or choose not to process creation and/or redemption orders, and no other AP steps forward to create and redeem ETF shares, the ETF’s shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting. A Fund’s investment adviser or subadviser or their affiliates may serve as investment adviser to a registered investment company or private investment vehicle in which the Fund may invest, leading to conflicts of interest. For example, a Fund’s investment adviser or subadviser may receive fees based on the amount of assets invested in the other investment vehicle. Investment by a Fund in another registered investment company or private investment vehicle will typically be beneficial to its investment adviser or subadviser in the management of the other investment vehicle, by helping to achieve economies of scale or enhancing cash flows. Due to this and other factors, a Fund’s investment adviser or subadviser will have an incentive to invest the Fund’s assets in an investment vehicle sponsored or managed by it or its affiliates in lieu of investments by the Fund directly in portfolio securities, and will have an incentive to invest in such an investment vehicle over a non-affiliated investment vehicle. The investment adviser or subadviser will have no obligation to select the least expensive or best performing investment companies available to serve as an underlying investment vehicle. Similarly, a Fund’s investment adviser or subadviser will have an incentive to delay or decide against the sale of interests held by the Fund in an investment company sponsored or managed by it or its affiliates. It is possible that other clients of a Fund’s investment adviser or subadviser or its affiliates will purchase or sell interests in an investment company sponsored or managed by it at prices and at times more favorable than those at which the Fund does so.
T. Rowe Price may invest the assets of MML Blue Chip Growth, MML Equity Income, MML Mid Cap Growth, or MML Small Company Value, respectively, into money market funds. Therefore, T. Rowe Price may choose to invest any available cash reserves in a money market fund established for the exclusive use of the T. Rowe Price family of mutual funds and other T. Rowe Price clients. Currently, two such money market funds are in operation—T. Rowe Price Government Reserve Fund (“GRF”) and T. Rowe Price Treasury Reserve Fund (“TRF”), each a series of the T. Rowe Price Reserve Investment Funds, Inc. Additional series may be created in the future.
GRF and TRF must comply with the requirements of Rule 2a-7 under the 1940 Act governing money market funds. Each fund invests at least 99.5% of its total assets in cash, U.S. Government securities, and/or repurchase agreements that are collateralized by U.S. Government securities or cash. The funds do not pay an advisory fee to the investment manager at T. Rowe Price, but will incur other expenses. GRF and TRF are expected by T. Rowe Price to operate at a very low expense ratio. A Fund will only invest in GRF or TRF to the extent it is consistent with its investment objective and program. GRF and TRF are neither insured nor guaranteed by the U.S. Government, and there is no assurance they will maintain a stable NAV of $1.00 per share.
Partly Paid Securities
These securities are paid for on an installment basis. A partly paid security trades net of outstanding installment payments—the buyer “takes over payments.” The buyer’s rights are typically restricted until the security is fully paid. If the value of a partly paid security declines before a Fund finishes paying for it, the Fund will still owe the payments, but may find it hard to sell and as a result will incur a loss.
Portfolio Management
A Fund’s investment adviser or subadviser uses trading as a means of managing the portfolio of the Fund in seeking to achieve its investment objective. Transactions will occur when a Fund’s investment adviser or subadviser believes that the trade, net of transaction costs, will improve interest income or capital appreciation potential, or will lessen capital loss potential. Whether the goals discussed above will be achieved through trading depends on the Fund’s investment adviser’s or subadviser’s ability to evaluate particular securities and anticipate relevant market factors, including interest rate trends and variations from such trends. If such evaluations and expectations prove to be incorrect, a Fund’s income or capital appreciation may be reduced and its capital losses may be increased. In addition, high turnover in a Fund could result in additional brokerage commissions to be paid by that Fund.
The Funds may pay brokerage commissions to affiliates of one or more affiliates of the Funds’ investment adviser or subadvisers.
Portfolio Turnover
Portfolio turnover involves brokerage commissions and other transaction costs, which the relevant Fund will bear directly. Portfolio turnover rates are shown in the “Fees and Expenses of the Fund” and “Financial Highlights” sections of the Prospectus. See the “Portfolio Transactions and Brokerage” section in this SAI for additional information.
Real Estate-Related Investments; Real Estate Investment Trusts
Factors affecting the performance of real estate may include excess supply of real property in certain markets, changes in zoning laws, environmental regulations and other governmental action, completion of construction, changes in real estate value and property taxes, losses from casualty, condemnation, or natural disaster, sufficient level of occupancy, adequate rent to cover operating expenses, and local and regional markets for competing assets. The performance of real estate may also be affected by changes in interest rates, prudent management of insurance risks, and social and economic trends.
Real estate investment trusts (“REITs”) that may be purchased by a Fund include equity REITs, which own real estate directly, mortgage REITs, which make construction, development, or long-term mortgage loans, and hybrid REITs, which share characteristics of equity REITs and mortgage REITs. Equity REITs will be affected by, among other things, changes in the value of the underlying property owned by the REITs, while mortgage REITs will be affected by, among other things, the value of the properties to which they have extended credit. REITs are dependent upon the skill of each REIT’s management.
A Fund could, under certain circumstances, own real estate directly as a result of a default on debt securities it owns or from an in-kind distribution of real estate from a REIT. Risks associated with such ownership could include potential liabilities under environmental laws and the costs of other regulatory compliance. If a Fund has rental income or income from the direct disposition of real property, the receipt of such income may adversely affect its ability to retain its tax status as a regulated investment company and thus its ability to avoid taxation on its income and gains distributed to its shareholders. REITs are also subject to substantial cash flow dependency, defaults by borrowers, self-liquidation, and the risk of failing to qualify for favorable tax treatment under the Code and/or to maintain exempt status under the 1940 Act. If a Fund invests in REITs, investors would bear not only a proportionate share of the expenses of that Fund, but also, indirectly, expenses of the REITs.
Repurchase Agreements
A repurchase agreement is a contract under which a Fund acquires a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund’s cost plus interest). Repurchase agreements may also be viewed as loans made by a Fund which are collateralized by the securities subject to repurchase. The investment adviser or subadviser will monitor such transactions to ensure that the value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. If the seller defaults, a Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, the Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and required to return the underlying collateral to the seller’s estate. There is no limit on the Funds’ investment in repurchase agreements.
Restricted Securities
Restricted securities are subject to legal restrictions on their sale. Difficulty in selling securities may result in a loss or be costly to a Fund. Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the 1933 Act, or in a registered public offering. Where registration is required, the holder of a registered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the holder might obtain a less favorable price than prevailed when it decided to seek registration of the security.
Reverse Repurchase Agreements and Treasury Rolls
A Fund may enter into reverse repurchase agreements or Treasury rolls with banks and broker-dealers to enhance return. Reverse repurchase agreements involve sales by a Fund of portfolio securities concurrently with an agreement by the Fund to repurchase the same securities at a later date at a fixed price (typically equal to the original sale price plus interest). During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on the securities and also has the opportunity to earn a return on the purchase price received by it from the counterparty. Similarly, in a Treasury roll transaction, a Fund sells a Treasury security and simultaneously enters into an agreement to repurchase the security from the buyer at a later date, at the original sale price plus interest. The repurchase price is typically adjusted to provide the Fund the economic benefit of any interest that accrued on the Treasury security during the term of the transaction. The Fund may use the purchase price received by it to earn additional return during the term of the Treasury roll transaction. Reverse repurchase agreements and Treasury rolls are similar to a secured borrowing of a Fund and generally create investment leverage. A Fund might lose money both on the security subject to the reverse repurchase agreement and on the investments it makes with the proceeds of the reverse repurchase agreement. If the counterparty in such a transaction files for bankruptcy or becomes insolvent, a Fund’s use of the proceeds from the sale of its securities may be restricted or forfeited, and the counterparty may fail to return/resell the securities in question to the Fund. A Fund may enter into reverse repurchase agreements or Treasury rolls without limit up to the amount permitted under applicable law.
Securities Lending
A Fund may lend its portfolio securities. The Fund expects that, in connection with any securities loan: (1) the loan will be secured continuously by collateral consisting of U.S. Government securities, cash, or cash equivalents adjusted daily to have market value at least equal to the current market value of the securities loaned; (2) the Fund will have the right at any time on reasonable notice to call the loan and regain the securities loaned; (3) the Fund will receive an amount equal to any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities the Fund has loaned will not at any time exceed one-third (or such other lower limit as the Board may establish) of the total assets of the Fund. The risks in lending portfolio securities, as with other extensions of credit, include a possible delay in recovering the loaned securities or a possible loss of rights in the collateral should the borrower fail financially. Regulations adopted by global prudential regulators that are now in effect require certain bank-regulated counterparties and certain of their affiliates to include in certain financial contracts, including many securities lending agreements, terms that delay or restrict the rights of counterparties, such as the Funds, to terminate such agreements, foreclose upon collateral, exercise other default rights, or restrict transfers of credit support in the event that the counterparty and/or its affiliates are subject to certain types of resolution or insolvency proceedings. It is possible that these new requirements, as well as potential additional government regulation and other developments in the market, could adversely affect a Fund’s ability to terminate existing securities lending agreements or to realize amounts to be received under such agreements. Voting rights or rights to consent with respect to the loaned securities pass to the borrower, although a Fund would retain the right to call the loans at any time on reasonable notice, and may do so in order that the securities may be voted in an appropriate case.

A Fund’s securities loans will be made by a third-party agent appointed by the Fund, although the agent is only permitted to make loans to borrowers previously approved by the Fund’s Board. Any cash collateral securing a loan of securities by a Fund will typically be invested by the agent. The investment of the collateral will be at the risk and for the account of the Fund. The earnings on the investment of collateral will be split between the Fund and the agent; as a result, the agent may have an incentive to invest the collateral in riskier investments than if it were not to share in the earnings. It is possible that any loss on the investment of collateral for a securities loan will exceed (potentially by a substantial amount) the Fund’s earnings on the loan.
Short Sales
A short sale is a transaction in which a fund sells a security it does not own in anticipation that the market price of that security will decline. When a fund makes a short sale on a security, it must borrow the security sold short and deliver it to a broker dealer through which it made the short sale as collateral for its obligation to deliver the security upon the conclusion of the sale. A fund may have to pay a fee to borrow particular securities and is often obligated to pay over any accrued interest and dividends on such borrowed securities. If the price of the security sold short increases between the time of the short sale and the time a fund replaces the borrowed security, a fund will incur a loss, which could be unlimited, in cases where a fund is unable for whatever reason to close out its short position; conversely, if the price declines, a fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely impacted by imperfect correlation between movements in the price of the security sold short and the securities being hedged.
Selling short “against-the-box” refers to the sale of securities actually owned by the seller but held in safekeeping. In such short sales, while the short position is open, a fund must own an equal amount of such securities, or by virtue of ownership of securities have the right, without payment of further consideration, to obtain an equal amount of securities sold short. Short sales against-the-box generally produce current recognition of gain (but not loss) for federal income tax purposes on the constructive sale of securities “in the box” prior to the time the short position is closed out.
Terrorism, War, Natural Disasters, and Epidemics
Terrorism, war, and related geopolitical events (and their aftermath) have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Likewise, natural and environmental disasters, such as, for example, earthquakes, fires, floods, hurricanes, tsunamis, and weather-related phenomena generally, as well as widespread epidemics, can be highly disruptive to economies and markets, adversely affecting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Funds’ investments. For example, the continuing spread of an infectious respiratory illness caused by the novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, and may adversely affect the Funds’ investments and operations. The transmission of COVID-19 and efforts to contain its spread have resulted in travel restrictions and disruptions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event and service cancellations or interruptions, and disruptions to business operations (including staff reductions), supply chains, and consumer activity, as well as general concern and uncertainty that has negatively affected the economic environment.
The COVID-19 virus has negatively affected, and will likely continue to affect negatively, the global economy, the economies of many countries, and the financial performance of individual issuers, sectors, industries, asset classes, and markets in significant and unforeseen ways. In addition, actions taken by governmental and quasi-governmental authorities and regulators throughout the world in response to the COVID-19 outbreak, including significant fiscal and monetary policy changes, have affected, and likely will continue to affect, the values, volatility, and liquidity of securities or other assets. The effects of the outbreak in developing or emerging market countries may be greater due to less established health care systems, financial systems and institutions, and government institutions. The COVID-19 pandemic and its effects may be short term or may last for an extended period of time, and in either case could result in, among other things, significant market volatility, exchange trading suspensions and closures, declines in global financial markets, higher default rates, and a substantial economic downturn or recession. The foregoing could have a significant adverse effect on a Fund’s performance and have the potential to impair a Fund’s ability to maintain operational standards (such as with respect to satisfying redemption requests), disrupt the operations of a Fund’s service providers, adversely affect the values and liquidity of a Fund’s investments, and negatively impact a Fund’s performance and a shareholder’s investment in a Fund. Other infectious illness outbreaks, epidemics or pandemics that may arise in the future, could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors, and the health of the markets generally in potentially significant and unforeseen ways.

Trade Claims
A Fund may purchase trade claims and other obligations of, or claims against, companies in bankruptcy proceedings. Trade claims are claims for payment by vendors and suppliers for products and services previously furnished to the companies in question. Other claims may include, for example, claims for payment under financial or derivatives obligations. Trade claims may be purchased directly from the creditor or through brokers or from dealers, and are typically purchased at a significant discount from their face amounts. There is no guarantee that a debtor will ever be able to satisfy its obligations on such claims. Trade claims are subject to the risks associated with low-quality and distressed obligations.
Trust Preferred Securities
Trust preferred securities are typically issued by corporations, generally in the form of interest bearing notes with preferred securities characteristics, or by an affiliated trust, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. Trust preferred securities may pay interest at either fixed or adjustable rates. Trust preferred securities may be issued with a final maturity date, or may be perpetual.
Trust preferred securities are typically junior and fully subordinated liabilities of an issuer and benefit from a guarantee that is junior and fully subordinated to the other liabilities of the guarantor. In addition, trust preferred securities typically permit an issuer to defer the payment of income for five years or more without triggering an event of default. Because of their subordinated position in the capital structure of an issuer, the ability to defer payments for extended periods of time without default consequences to the issuer, and certain other features (such as restrictions on common dividend payments by the issuer or ultimate guarantor when full cumulative payments on the trust preferred securities have not been made), these trust preferred securities are often treated as close substitutes for traditional preferred securities, both by issuers and investors.
Many trust preferred securities are issued by trusts or other special purpose entities established by operating companies and are not a direct obligation of an operating company. At the time the trust or special purpose entity sells such preferred securities to investors, it purchases debt of the operating company (with terms comparable to those of the trust or special purpose entity securities). The trust or special purpose entity is generally required to be treated as transparent for Federal income tax purposes, and the holders of the trust preferred securities are treated for tax purposes as owning beneficial interests in the underlying debt of the operating company. Accordingly, payments on the trust preferred securities are treated as interest rather than dividends for Federal income tax purposes. The trust or special purpose entity in turn would be a holder of the operating company’s debt and would typically be subordinated to other classes of the operating company’s debt.
U.S. Government Securities
The Funds may invest in U.S. Government securities. These include obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities. Payment of principal and interest on U.S. Government obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury obligations and GNMA certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with FNMA notes). In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitment. Such securities may involve increased risk of loss of principal and interest compared to government debt securities that are backed by the full faith and credit of the United States. Such agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities where it is not obligated to do so. U.S. Government securities are subject to interest rate risk, and, in some cases, may be subject to credit risk. Although FHLMC and FNMA are now under conservatorship by the Federal Housing Finance Agency, and are benefiting from a liquidity backstop of the U.S. Treasury, no assurance can be given that these initiatives will be successful. As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms.
Utility Industries
Risks that are intrinsic to the utility industries include difficulty in obtaining an adequate return on invested capital, difficulty in financing large construction programs during an inflationary period, restrictions on operations and increased cost and delays attributable to environmental considerations and regulation, difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation and unsettled capital markets, technological innovations that may render existing plants, equipment, or products obsolete, the potential impact of natural or man-made disasters, increased costs and reduced availability of certain types of fuel, occasionally reduced availability and high costs of natural gas for resale, the effects of energy conservation, the effects of a national energy policy and lengthy delays and greatly increased costs and other problems associated with the design, construction, licensing, regulation, and operation of nuclear facilities for electric generation, including, among other considerations, the problems associated with the use of radioactive materials and the disposal of radioactive wastes. There are substantial differences among the regulatory practices and policies of various jurisdictions, and any given regulatory agency may make major shifts in policy from time to time. There is no assurance that regulatory authorities will, in the future, grant rate increases or that such increases will be adequate to permit the payment of dividends on common stocks issued by a utility company. Additionally, existing and possible future regulatory legislation may make it even more difficult for utilities to obtain adequate relief. Certain of the issuers of securities held in the Fund’s portfolio may own or operate nuclear generating facilities. Governmental authorities may from time to time review existing policies and impose additional requirements governing the licensing, construction and operation of nuclear power plants. Prolonged changes in climatic conditions can also have a significant impact on both the revenues of an electric and gas utility as well as the expenses of a utility, particularly a hydro-based electric utility.
Utility companies in the United States and in foreign countries are generally subject to regulation. In the United States, most utility companies are regulated by state and/or federal authorities. Such regulation is intended to ensure appropriate standards of service and adequate capacity to meet public demand. Generally, prices are also regulated in the United States and in foreign countries with the intention of protecting the public while ensuring that the rate of return earned by utility companies is sufficient to allow them to attract capital in order to grow and continue to provide appropriate services. There can be no assurance that such pricing policies or rates of return will continue in the future.
The nature of regulation of the utility industries continues to evolve both in the United States and in foreign countries. In recent years, changes in regulation in the United States increasingly have allowed utility companies to provide services and products outside their traditional geographic areas and lines of business, creating new areas of competition within the industries. In some instances, utility companies are operating on an unregulated basis. Because of trends toward deregulation and the evolution of independent power producers as well as new entrants to the field of telecommunications, non-regulated providers of utility services have become a significant part of their respective industries. The investment adviser or subadviser believes that the emergence of competition and deregulation will result in certain utility companies being able to earn more than their traditional regulated rates of return, while others may be forced to defend their core business from increased competition and may be less profitable. Reduced profitability, as well as new uses of funds (such as for expansion, operations, or stock buybacks) could result in cuts in dividend payout rates. The investment adviser or subadviser seeks to take advantage of favorable investment opportunities that may arise from these structural changes. Of course, there can be no assurance that favorable developments will occur in the future.
Foreign utility companies are also subject to regulation, although such regulations may or may not be comparable to those in the United States. Foreign utility companies may be more heavily regulated by their respective governments than utilities in the United States and, as in the United States, generally are required to seek government approval for rate increases. In addition, many foreign utilities use fuels that may cause more pollution than those used in the United States, which may require such utilities to invest in pollution control equipment to meet any proposed pollution restrictions. Foreign regulatory systems vary from country to country and may evolve in ways different from regulation in the United States.
A Fund’s investment policies are designed to enable it to capitalize on evolving investment opportunities throughout the world. For example, the rapid growth of certain foreign economies will necessitate expansion of capacity in the utility industries in those countries. Although many foreign utility companies currently are government-owned, thereby limiting current investment opportunities for a Fund, the investment adviser or subadviser believes that, in order to attract significant capital for growth, foreign governments are likely to seek global investors through the privatization of their utility industries. Privatization, which refers to the trend toward investor ownership of assets rather than government ownership, is expected to occur in newer, faster-growing economies and in mature economies. Of course, there is no assurance that such favorable developments will occur or that investment opportunities in foreign markets will increase.
The revenues of domestic and foreign utility companies generally reflect the economic growth and development in the geographic areas in which they do business. The investment adviser or subadviser will take into account anticipated economic growth rates and other economic developments when selecting securities of utility companies.
Zero-Coupon, Step Coupon and Pay-In-Kind Securities
Other debt securities in which the Funds may invest include zero coupon, step coupon, and pay-in-kind instruments. Zero coupon bonds are issued and traded at a discount from their face value. They do not entitle the holder to any periodic payment of interest prior to maturity. Step coupon bonds trade at a discount from their face value and pay coupon interest. The coupon rate is low for an initial period and then increases to a higher coupon rate thereafter. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security, and the perceived credit quality of the issue. Pay-in-kind securities are debt or preferred stock securities that require or permit payment of interest in the form of additional securities. Payment-in-kind securities allow the issuer to avoid or delay the need to generate cash to meet current interest payments and, as a result, may involve greater risk than securities that pay interest currently or in cash.
Current federal income tax law requires holders of zero coupon and step coupon securities to report the portion of the original issue discount on such securities that accrues during a given year as interest income, even though holders receive no cash payments of interest during the year. In order to qualify as a regulated investment company under the Code, a Fund must distribute its investment company taxable income, including the original issue discount accrued on zero coupon or step coupon bonds. Because a Fund will not receive cash payments on a current basis in respect of accrued original issue discount on zero coupon or step coupon bonds during the period before interest payments begin, and may not receive cash payments on payment-in-kind securities until maturity or redemption, in some years that Fund may have to distribute cash obtained from other sources in order to satisfy the distribution requirements under the Code. A Fund might obtain such cash from selling other portfolio holdings which might cause a Fund to incur capital gains or losses on the sale. Additionally, these actions are likely to reduce the assets to which Fund expenses could be allocated and to reduce the rate of return for a Fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for a Fund to sell the securities at the time.
Generally, the market prices of zero coupon, step coupon, and pay-in-kind securities are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than other types of debt securities.
DISCLOSURE OF PORTFOLIO HOLDINGS
The Trustees of the Funds, including a majority of Trustees who are not “interested persons” of the Funds (as defined in the 1940 Act), have adopted policies and procedures with respect to the disclosure of the Funds’ portfolio holdings. These policies and procedures generally provide that no disclosure of portfolio holdings information may be made unless publicly disclosed as described below or made as part of the daily investment activities of the Funds to the Funds’ investment adviser, subadviser(s), as applicable, or any of their affiliates who provide services to the Funds, which by explicit agreement or by virtue of their respective duties to the Funds, are required to maintain confidentiality of the information disclosed. Certain limited exceptions pursuant to the Funds’ policies and procedures are described below. The Funds’ portfolio holdings information may not be disseminated for compensation. Any exceptions to the Funds’ policies and procedures may be made only if approved in writing by the Funds’ Principal Executive Officer and the Funds’ Chief Compliance Officer as being in the best interests of the relevant Fund, and then only if the recipients are subject to a written confidentiality agreement specifying that the relevant Fund’s portfolio holdings information is the confidential property of the Fund and may not be used for any purpose except in connection with the provision of services to the Fund and, in particular, that such information may not be traded upon. Any such exceptions must be reported to the Funds’ Board at its next regularly scheduled meeting. It was determined that these policies and procedures are reasonably designed to ensure that disclosure of portfolio holdings information is in the best interests of a Fund’s shareholders and appropriately address the potential for conflicts between the interests of a Fund’s shareholders, on the one hand, and those of MML Advisers or any affiliated person of the Fund or MML Advisers on the other.
Acting pursuant to the policies and procedures adopted by the Trustees of the Funds, the Funds’ investment adviser and subadviser(s), as applicable, are primarily responsible for compliance with these policies and procedures, which includes maintaining such internal informational barriers (e.g., “Chinese walls”) as each believes are reasonably necessary for preventing the unauthorized disclosure of portfolio holdings information. Pursuant to Rule 38a-1 under the 1940 Act, the Trustees will periodically (as needed, but at least annually) receive reports from the Funds’ Chief Compliance Officer regarding the operation of these policies and procedures, including a confirmation by the Chief Compliance Officer that the investment adviser’s and the subadviser(’s/s’), as applicable, policies, procedures, and/or processes are reasonably designed to comply with the Funds’ policies and procedures in this regard.

Public Disclosures
The Funds’ portfolio holdings are currently disclosed to the public through required filings with the SEC and as described below. The Funds file their portfolio holdings with the SEC as of the end of the second and fourth quarters of the Funds’ fiscal year on Form N-CSR (with respect to each semiannual period and annual period) no later than 70 days after the end of the applicable quarter. In addition, monthly reports of all of the Funds’ portfolio holdings are filed quarterly with the SEC on Form N-PORT no later than 60 days after the end of each quarter of the Funds’ fiscal year, and the monthly report for the third month of each quarter will be made publicly available by the SEC upon filing. Shareholders may obtain the Funds’ Form N-CSR and N-PORT filings on the SEC’s website at http://www.sec.gov. In addition, the Funds’ annual and semiannual reports and complete schedule of portfolio holdings from their filings on Form N-PORT for the first and third quarters of each fiscal year are made available to shareholders at https://www.massmutual.com/funds after the end of the applicable quarter. The Funds’ annual and semiannual reports are also mailed to shareholders after the end of the applicable quarter.
The Funds’ most recent portfolio holdings as of the end of each quarter are available on https://www.massmutual.com/funds no earlier than 15 calendar days after the end of each quarter. Because such information is updated quarterly, it will generally be available for viewing for approximately three months after the posting.
A Fund’s portfolio holdings may also be made available on https://www.massmutual.com/funds at other times as approved in writing by the Funds’ Principal Executive Officer and the Funds’ Chief Compliance Officer as being in the best interests of the relevant Fund.
Other Disclosures
Acting pursuant to the policies and procedures adopted by the Trustees of the Funds, and to the extent permitted under the 1933 and 1940 Acts, the Funds, the Funds’ investment adviser, and the Funds’ subadviser(s), as applicable, may distribute (or authorize the Funds’ custodian to distribute) information regarding the Funds’ portfolio holdings more frequently than as provided to the public on a confidential basis to various service providers and others who require such information in order to fulfill their contractual duties with respect to the routine investment activities or operations of the Funds. Such service providers or others must, by explicit agreement or by virtue of their respective duties to the Funds, be required to maintain confidentiality of the information disclosed. These service providers include, but are not limited to, the Funds’ custodian (State Street Bank and Trust Company (“State Street”)), the Funds’ sub-administrators (State Street and MassMutual), the Funds’ independent registered public accounting firm (Deloitte & Touche LLP), filing agents, legal counsel (Ropes & Gray LLP), financial printer (Toppan Merrill, LLC), portfolio liquidity classification vendors, any proxy voting service employed by the Funds, MML Advisers or any of the Funds’ subadviser(s), as applicable, providers of portfolio analysis tools, any pricing services employed by the Funds, and providers of transition management services. The Funds or the Funds’ investment adviser may also periodically provide non-public information about their portfolio holdings to rating and ranking organizations, such as Lipper Inc. and Morningstar Inc., in connection with those firms’ research on and classification of the Funds and in order to gather information about how the Funds’ attributes (such as volatility, turnover, and expenses) compared with those of peer funds.
The Funds, the Funds’ investment adviser, or the Funds’ subadviser(s), as applicable, may distribute (or authorize the Funds’ custodian to distribute) information regarding the Funds’ portfolio holdings more frequently than as provided to the public on a confidential basis to various service providers and others who require such information in order to fulfill non-routine legitimate business activities related to the management, investment activities, or operations of the Funds. Such disclosures may be made only if (i) the recipients of such information are subject to a written confidentiality agreement specifying that the Funds’ portfolio holdings information is the confidential property of the Funds and may not be used for any purpose except in connection with the provision of services to the Funds and, in particular, that such information may not be traded upon; and (ii) if the Funds’ Chief Compliance Officer (or a person designated by the Chief Compliance Officer) determines that, under the circumstances, disclosure is in the best interests of the relevant Fund’s shareholders. The information distributed is limited to the information that the Funds, MML Advisers, or the relevant subadviser(s), as applicable, believes is reasonably necessary in connection with the services provided by the recipient receiving the information.

INVESTMENT RESTRICTIONS OF THE FUNDS
FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE FUNDS
The following is a description of certain fundamental restrictions on investments of the Funds which may not be changed without a vote of a majority of the outstanding shares of the applicable Fund. Investment restrictions that appear below or elsewhere in this SAI and in the Prospectus which involve a maximum percentage of securities or assets shall not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by or on behalf of, a Fund. Each Fund may not:
(1)
purchase securities (other than securities issued, guaranteed or sponsored by the U.S. Government or its agencies or instrumentalities or securities issued by investment companies) of any one issuer if, as a result, more than 5% of a Fund’s total assets would be invested in the securities of such issuer or the Fund would own more than 10% of the outstanding voting securities of such issuer, except that up to 25% of the Fund’s total assets may be invested without regard to these limitations.

(2)
purchase commodities or commodity contracts, except that a Fund may enter into futures contracts, options, options on futures, and other financial or commodity transactions to the extent consistent with applicable law and the Fund’s Prospectus and SAI at the time.

(3)
purchase or sell real estate except that it may dispose of real estate acquired as a result of the ownership of securities or other instruments. (This restriction does not prohibit a Fund from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business.)

(4)
participate in the underwriting of securities, except to the extent that a Fund may be deemed an underwriter under federal securities laws by reason of acquisitions or distributions of portfolio securities (e.g., investments in restricted securities and instruments subject to such limits as imposed by the Board and/or law).

(5)
make loans, except to the extent permitted by the 1940 Act, the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding or interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities.

(6)
borrow money or issue senior securities, except to the extent permitted by the 1940 Act, the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding or interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities.

(7)
concentrate its investments in any one industry, as determined by the Board, and in this connection a Fund will not acquire securities of companies in any one industry if, immediately after giving effect to any such acquisition, 25% or more of the value of the total assets of the Fund would be invested in such industry, with the following exceptions:

(a)
There is no limitation for securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

(b)
In the case of MML Equity Index, except to the extent the Index is so concentrated.

(c)
There is no limitation for securities issued by other investment companies.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE FUNDS
In addition to the investment restrictions adopted as fundamental policies set forth above, the Funds operate with certain non-fundamental policies that may be changed by a vote of a majority of the Board members at any time.
In accordance with such policies, each Fund may not:
(1)
to the extent required by applicable law at the time, purchase additional securities when its borrowings, less amounts receivable on sales of portfolio securities, exceed 5% of its total assets.

(2)
with the exception of MML Total Return Bond, sell securities short, but reserves the right to sell securities short against the box.

(3)
invest more than 15% of its net assets in illiquid securities. This restriction does not limit the purchase of securities eligible for resale to qualified institutional buyers pursuant to Rule 144A under the 1933 Act, provided that such securities are determined to be liquid by MML Advisers or the subadviser pursuant to Board approved guidelines.

(4)
to the extent that shares of the Fund are purchased or otherwise acquired by other series of the Trust or other series of registered open-end investment companies in the Trust’s “group of investment companies” (as such term is defined in Section 12(d)(1)(G) of the 1940 Act), acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act.

With respect to limitation (3) above, if there is a lack of trading interest in particular Rule 144A securities, a Fund’s holdings of those securities may be illiquid, resulting in the possibility of undesirable delays in selling these securities at prices representing fair value. If, through a change in values, net assets, or other circumstances, the Fund were in a position where more than 15% of its net assets was invested in illiquid securities, it would take appropriate orderly steps, as deemed necessary, to protect liquidity.
MANAGEMENT OF THE TRUST
The Trust has a Board comprised of eight Trustees, a majority of which are not “interested persons” (as defined in the 1940 Act) of the Trust. The Board is generally responsible for the management and oversight of the business and affairs of the Trust. The Trustees formulate the general policies of the Trust and the Funds, approve contracts, and authorize Trust officers to carry out the decisions of the Board. To assist them in this role, the Trustees who are not “interested persons” of the Trust (“Independent Trustees”) have retained independent legal counsel. As investment adviser and subadvisers to the Funds, respectively, MML Advisers and AllianceBernstein, American Century, Barrow Hanley, Boston Partners, Gateway, Harris, Invesco, Loomis Sayles, MFS, MetWest, NTI, TSW, T. Rowe Price, and Wellington Management may be considered part of the management of the Trust. The Trustees and principal officers of the Trust are listed below together with information on their positions with the Trust, address, and year of birth, as well as their principal occupations during at least the past five years and their other current principal business affiliations.
The Board has appointed an Independent Trustee Chairperson of the Trust. The Chairperson presides at Board meetings and may call a Board or committee meeting when he deems it necessary. The Chairperson participates in the preparation of Board meeting agendas and may generally facilitate communications among the Trustees, and between the Trustees and the Trust’s management, officers, and independent legal counsel, between meetings. The Chairperson may also perform such other functions as may be requested by the Board from time to time. The Board has established the three standing committees described below, and may form working groups or ad hoc committees as needed.
The Board believes this leadership structure is appropriate because it allows the Board to exercise informed and independent judgment, and allocates areas of responsibility among committees or working groups of Trustees and the full Board in a manner that enhances effective oversight. The Board also believes that having a majority of Independent Trustees is appropriate and in the best interest of the Funds’ shareholders. However, in the Board’s opinion, having interested persons serve as Trustees brings both corporate and financial viewpoints that are significant elements in its decision-making process. The Board reviews its leadership structure at least annually and may make changes to it at any time, including in response to changes in the characteristics or circumstances of the Trust.
Independent Trustees
Allan W. Blair 1295 State Street Springfield, MA 01111‑0001 Year of birth: 1948 Trustee of the Trust since 2003 Trustee of 111 portfolios in fund complex	Trustee of the Trust
Retired; Trustee (since 2003), MassMutual Select Funds (open-end investment company); Trustee (since 2012), MassMutual Premier Funds (open-end investment company); Trustee (since 2003), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MML Series Investment Fund II (open-end investment company).
Nabil N. El‑Hage 1295 State Street Springfield, MA 01111‑0001 Year of birth: 1958 Trustee of the Trust since 2012 Trustee of 111 portfolios in fund complex	Trustee of the Trust
Founder and CEO (since 2018), AEE International LLC (a Puerto Rico LLC); Founder and sole member (2016-2018), PR Academy of Executive Education LLC (a Puerto Rico LLC); Trustee (since 2012), MassMutual Select Funds (open-end investment company); Trustee (since 2003), Chairman (2006-2012), MassMutual Premier Funds (open-end investment company); Trustee (since 2012), MML Series Investment Fund (open-end investment company); Trustee (since 2005), Chairman (2006-2012), MML Series Investment Fund II (open-end investment company).
Maria D. Furman 1295 State Street Springfield, MA 01111‑0001 Year of birth: 1954 Trustee of the Trust since 2012 Trustee of 111 portfolios in fund complex	Trustee of the Trust
Retired; Trustee (since 2011), GMO Series Trust (open-end investment company); Trustee (since 2012), MassMutual Select Funds (open-end investment company); Trustee (since 2004), MassMutual Premier Funds (open-end investment company); Trustee (since 2012), MML Series Investment Fund (open-end investment company); Trustee (since 2005), MML Series Investment Fund II (open-end investment company).
R. Alan Hunter, Jr. 1295 State Street Springfield, MA 01111‑0001 Year of birth: 1946 Chairperson of the Trust since 2016 Trustee of the Trust since 2003 Trustee of 111 portfolios in fund complex	Chairperson and Trustee of the Trust
Retired; Chairperson (since 2016), Trustee (since 2003), MassMutual Select Funds (open-end investment company); Chairperson (since 2016), Trustee (since 2012), MassMutual Premier Funds (open-end investment company); Chairperson (since 2016), Trustee (since 2003), MML Series Investment Fund (open-end investment company); Chairperson (since 2016), Trustee (since 2012), MML Series Investment Fund II (open-end investment company).
C. Ann Merrifield 1295 State Street Springfield, MA 01111‑0001 Year of birth: 1951 Trustee of the Trust since 2012 Trustee of 111 portfolios in fund complex	Trustee of the Trust
Retired; Lead Director (since 2020), Lyra Therapeutics (a clinical-stage specialty pharmaceutical company); Director (since 2014), Flexion Therapeutics (specialty pharmaceutical company); Chairperson (since 2017), Director (since 2014), InVivo Therapeutics (research and clinical-stage biomaterials and biotechnology company); Trustee (since 2012), MassMutual Select Funds (open-end investment company); Trustee (since 2004), MassMutual Premier Funds (open-end investment company); Trustee (since 2012), MML Series Investment Fund (open-end investment company); Trustee (since 2005), MML Series Investment Fund II (open-end investment company).
Susan B. Sweeney 1295 State Street Springfield, MA 01111‑0001 Year of birth: 1952 Trustee of the Trust since 2009 Trustee of 113 portfolios in fund complex1	Trustee of the Trust
Retired; Trustee (since 2012), Barings Corporate Investors (closed-end investment company); Trustee (since 2012), Barings Participation Investors (closed-end investment company); Trustee (since 2009), MassMutual Select Funds (open-end investment company); Trustee (since 2012), MassMutual Premier Funds (open-end investment company); Trustee (since 2009), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MML Series Investment Fund II (open-end investment company).

1
Barings Participation Investors and Barings Corporate Investors are deemed to be a part of the Fund Complex, because they are managed by Barings LLC, an affiliate of MML Advisers.

Interested Trustees
Michael R. Fanning2 1295 State Street Springfield, MA 01111‑0001 Year of birth: 1963 Trustee of the Trust since 2021 Trustee of 111 portfolios in fund complex	Trustee of the Trust
Director (since 2016), MML Advisers; Head of MassMutual U.S. (since 2016), Executive Vice President (2016-2018), Member of MassMutual’s Executive Leadership Team (since 2008), MassMutual; Trustee (since 2021), MassMutual Select Funds (open-end investment company); Trustee (since 2021), MassMutual Premier Funds (open-end investment company); Trustee (since 2021), MML Series Investment Fund (open-end investment company); Trustee (since 2021), MML Series Investment Fund II (open-end investment company).
Clifford M. Noreen3 1295 State Street Springfield, MA 01111‑0001 Year of birth: 1957 Trustee of the Trust since 2021 Trustee of 113 portfolios in fund complex4	Trustee of the Trust
Head of Global Investment Strategy (since 2019), Deputy Chief Investment Officer (2016-2018), MassMutual; President (2008-2016), Vice Chairman (2007-2008), Member of the Board of Managers (2006-2016), Managing Director (2000-2016), Barings LLC; Chairman (since 2009), Trustee (since 2005), President (2005-2009), CI Subsidiary Trust and PI Subsidiary Trust; Chairman and Trustee (since 2009), Barings Corporate Investors (closed-end investment company); Chairman and Trustee (since 2009), Barings Participation Investors (closed-end investment company); Trustee (since 2021), MassMutual Select Funds (open-end investment company); Trustee (since 2021), MassMutual Premier Funds (open-end investment company); Trustee (since 2021), MML Series Investment Fund (open-end investment company); Trustee (since 2021), MML Series Investment Fund II (open-end investment company).
Principal Officers
Joseph Fallon 1295 State Street Springfield, MA 01111‑0001 Year of birth: 1975 Officer of the Trust since 2015 Officer of 111 portfolios in fund complex	Vice President of the Trust
Investment Director (since 2014), MML Advisers; Head of Investment Consulting & Strategy (since 2017), Investment Director (2006-2017), MassMutual; Vice President (since 2017), Assistant Vice President (2015-2017), MassMutual Select Funds (open-end investment company); Vice President (since 2017), Assistant Vice President (2015-2017), MassMutual Premier Funds (open-end investment company); Vice President (since 2017), Assistant Vice President (2015-2017), MML Series Investment Fund (open-end investment company); Vice President (since 2017), Assistant Vice President (2015-2017), MML Series Investment Fund II (open-end investment company).
Andrew M. Goldberg 1295 State Street Springfield, MA 01111‑0001 Year of birth: 1966 Officer of the Trust since 2001 Officer of 111 portfolios in fund complex	Vice President, Secretary, and Chief Legal Officer of the Trust

2
Mr. Fanning is an “Interested Person,” as that term is defined in the 1940 Act, as an employee of MassMutual.
3
Mr. Noreen is an “Interested Person,” as that term is defined in the 1940 Act, as an employee of MassMutual.
4
Barings Participation Investors and Barings Corporate Investors are deemed to be a part of the Fund Complex, because they are managed by Barings LLC, an affiliate of MML Advisers.

Lead Counsel, Investment Adviser & Mutual Funds (since 2018), Assistant Vice President and Counsel (2004-2018), MassMutual; Secretary (since 2015), Assistant Secretary (2013-2015), MML Advisers; Vice President, Secretary, and Chief Legal Officer (since 2008), Assistant Secretary (2001-2008), MassMutual Select Funds (open-end investment company); Vice President, Secretary (formerly known as “Clerk”), and Chief Legal Officer (since 2008), Assistant Clerk (2004-2008), MassMutual Premier Funds (open-end investment company); Vice President, Secretary, and Chief Legal Officer (since 2008), Assistant Secretary (2001-2008), MML Series Investment Fund (open-end investment company); Vice President, Secretary (formerly known as “Clerk”), and Chief Legal Officer (since 2008), Assistant Clerk (2005-2008), MML Series Investment Fund II (open-end investment company).
Renee Hitchcock 1295 State Street Springfield, MA 01111‑0001 Year of birth: 1970 Officer of the Trust since 2007 Officer of 111 portfolios in fund complex	Chief Financial Officer and Treasurer of the Trust
Head of Mutual Fund Administration (since 2018), Assistant Vice President (2015-2018), MassMutual; Chief Financial Officer and Treasurer (since 2016), Assistant Treasurer (2007-2016), MassMutual Select Funds (open-end investment company); Chief Financial Officer and Treasurer (since 2016), Assistant Treasurer (2007-2016), MassMutual Premier Funds (open-end investment company); Chief Financial Officer and Treasurer (since 2016), Assistant Treasurer (2007-2016), MML Series Investment Fund (open-end investment company); Chief Financial Officer and Treasurer (since 2016), Assistant Treasurer (2007-2016), MML Series Investment Fund II (open-end investment company).
Paul LaPiana 1295 State Street Springfield, MA 01111‑0001 Year of birth: 1969 Officer of the Trust since 2021 Officer of 111 portfolios in fund complex	President of the Trust
President (since 2021), MML Advisers; Head of MassMutual U.S. Product (since 2019), Head of Field Management (2016-2019), MassMutual; Executive Vice President, Head of Field Distribution (2012-2016), MetLife; President (since 2021), MassMutual Select Funds (open-end investment company); President (since 2021), MassMutual Premier Funds (open-end investment company); President (since 2021), MML Series Investment Fund (open-end investment company); President (since 2021), MML Series Investment Fund II (open-end investment company).
Jill Nareau Robert 1295 State Street Springfield, MA 01111‑0001 Year of birth: 1972 Officer of the Trust since 2008 Officer of 111 portfolios in fund complex	Vice President and Assistant Secretary of the Trust
Lead Counsel, Investment Adviser & Mutual Funds (since 2018), Assistant Vice President and Counsel (2009-2018), MassMutual; Assistant Secretary (since 2015), MML Advisers; Vice President and Assistant Secretary (since 2017), Assistant Secretary (2008-2017), MassMutual Select Funds (open-end investment company); Vice President and Assistant Secretary (since 2017), Assistant Secretary (formerly known as “Assistant Clerk”) (2008-2017), MassMutual Premier Funds (open-end investment company); Vice President and Assistant Secretary (since 2017), Assistant Secretary (2008-2017), MML Series Investment Fund (open-end investment company); Vice President and Assistant Secretary (since 2017), Assistant Secretary (formerly known as “Assistant Clerk”) (2008-2017), MML Series Investment Fund II (open-end investment company).
Douglas Steele 1295 State Street Springfield, MA 01111‑0001 Year of birth: 1975 Officer of the Trust since 2016 Officer of 111 portfolios in fund complex	Vice President of the Trust
Vice President and Head of Investment Management (since 2017), Head of Investment Due Diligence (2016-2017), MML Advisers; Head of Investment Management (since 2017), Assistant Vice President (2013-2017), MassMutual; Vice

President (since 2016), MassMutual Select Funds (open-end investment company); Vice President (since 2016), MassMutual Premier Funds (open-end investment company); Vice President (since 2016), MML Series Investment Fund (open-end investment company); Vice President (since 2016), MML Series Investment Fund II (open-end investment company).
Philip S. Wellman 1295 State Street Springfield, MA 01111‑0001 Year of birth: 1964 Officer of the Trust since 2007 Officer of 111 portfolios in fund complex	Vice President and Chief Compliance Officer of the Trust
Vice President and Chief Compliance Officer (since 2013), MML Advisers; Head of Mutual Funds & RIA Compliance (since 2018), Vice President, Associate General Counsel, and Chief Compliance Officer (Mutual Funds) (2014-2018), MassMutual; Vice President and Chief Compliance Officer (since 2007), MassMutual Select Funds (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MassMutual Premier Funds (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MML Series Investment Fund (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MML Series Investment Fund II (open-end investment company).
Each Trustee of the Trust serves until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor or until he or she dies, resigns, or is removed. Notwithstanding the foregoing, unless the Trustees determine that it is desirable and in the best interest of the Trust that an exception to the retirement policy of the Trust be made, a Trustee shall retire and cease to serve as a Trustee upon the conclusion of the calendar year in which such Trustee attains the age of seventy-five years, however, an interested Trustee of the Trust shall no longer serve as a Trustee if or when they are no longer an employee of MassMutual or an affiliate.
The Chairperson is elected to hold such office for a term of three years or until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she retires, dies, resigns, is removed, or becomes disqualified.
The President, Treasurer, and Secretary and such other officers as the Trustees may in their discretion from time to time elect are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she dies, resigns, is removed, or becomes disqualified.
Each officer and the Chairperson shall hold office at the pleasure of the Trustees.
Additional Information About the Trustees
In addition to the information set forth above, the following specific experience, qualifications, attributes, and skills apply to each Trustee. Each Trustee was appointed to serve on the Board based on his or her overall experience and the Board did not identify any specific qualification as all-important or controlling. The information in this section should not be understood to mean that any of the Trustees is an “expert” within the meaning of the federal securities laws.
Allan W. Blair — As a former trustee and audit and compliance committee member of a large healthcare system, Mr. Blair has experience with financial, regulatory, and operational issues. He also has served as president and/or CEO of several non-profit and quasi-public organizations for over 30 years. Mr. Blair holds a BA from the University of Massachusetts at Amherst and a JD from Western New England College School of Law.
Nabil N. El-Hage — As a former CEO or CFO of various public and private companies, Mr. El-Hage has experience with financial, regulatory, and operational issues. He has also taught corporate finance at the graduate level, and has served as a director for more than a dozen public and private companies and as an associate at a venture capital firm. Mr. El-Hage holds a BS in Electronic Engineering from Yale University and an MBA with high distinction from Harvard University.
Michael R. Fanning — As an executive and/or director of financial services and insurance companies, Mr. Fanning has experience with financial, regulatory, and operational issues. He also has served as an audit committee member for financial services and insurance companies. Mr. Fanning holds a BA in Economics and a BA in Organizational Behavior and Management from Brown University.

Maria D. Furman — As a trustee and chairperson or member of the audit and investment committees of various educational organizations, and as a former managing director, director, and portfolio manager at an investment management firm, Ms. Furman has experience with financial, regulatory, and operational issues. She also has served as an audit and investment committee member and a director, treasurer, and investment committee chair for environmental, educational, and healthcare organizations. Ms. Furman is a CFA charterholder and holds a BA from the University of Massachusetts at Dartmouth.
R. Alan Hunter, Jr. — As the former chairman of the board of non-profit organizations and a former director of a publicly traded company, Mr. Hunter has experience with financial, regulatory, and operational issues. He also held executive positions with a manufacturing company. Mr. Hunter holds a BA from Dickinson College and an MBA from the University of Pennsylvania.
C. Ann Merrifield — As a trustee of a healthcare organization, current and former director of specialty pharmaceutical companies, former biotechnology executive, former partner of a consulting firm, and investment officer at a large insurance company, Ms. Merrifield has experience with financial, regulatory, and operational issues. She also has served as an audit committee member for a manufacturing company and currently serves as such for two public life sciences companies. Ms. Merrifield holds a BA and M. Ed. from the University of Maine and an MBA from Amos Tuck School of Business Administration at Dartmouth College.
Clifford M. Noreen — As an executive of financial services companies with over 35 years of investment management experience, a director of several publicly traded and private companies, an investment committee member of two non-profit organizations, and a director and/or officer of various investment companies and private funds, Mr. Noreen has experience with financial, regulatory, and operational issues. Mr. Noreen is a Chartered Financial Analyst. He holds a BA from the University of Massachusetts and an MBA from American International College.
Susan B. Sweeney — As a former executive and investment officer of a property and casualty company and a former executive of a financial services company with over 30 years of financial services experience, Ms. Sweeney has experience with financial, regulatory, and operational issues. She also served as Chief Investment Officer for the State of Connecticut Pension Fund from 2002 to 2007, directing a multi-asset portfolio. Ms. Sweeney holds a BS in Business Studies from Connecticut Board for State Academic Awards, an MBA from Harvard Business School, and a Doctor of Humane Letters from Charter Oak State College.
Board Committees and Meetings
The full Board met six times during the fiscal year ended December 31, 2020.
Audit Committee.   The Trust has an Audit Committee, consisting of Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust. The Audit Committee, whose members are Messrs. Blair and El-Hage and Msses. Furman, Merrifield, and Sweeney, oversees the Trust’s accounting and financial reporting policies and practices, its internal controls, and internal controls of certain service providers; oversees the quality and objectivity of the Trust’s financial statements and the independent audit thereof; evaluates the independence of the Trust’s independent registered public accounting firm; evaluates the overall performance and compensation of the Chief Compliance Officer; acts as liaison between the Trust’s independent registered public accounting firm and the full Board; and provides immediate access for the Trust’s independent registered public accounting firm to report any special matters they believe should be brought to the attention of the full Board. During the fiscal year ended December 31, 2020, the Audit Committee met four times.
Nominating and Governance Committee.   The Trust has a Nominating and Governance Committee, consisting of each Trustee who is not an “interested person” of the Trust. The Nominating and Governance Committee meets at least twice per calendar year. During the fiscal year ended December 31, 2020, the Nominating and Governance Committee met four times. The Nominating and Governance Committee (a) identifies, and evaluates the qualifications of, individuals to become independent members of the Funds’ Board in the event that a position currently filled by an Independent Trustee is vacated or created; (b) nominates Independent Trustee nominees for election or appointment to the Board; (c) sets any necessary standards or qualifications for service on the Board; (d) recommends periodically to the full Board an Independent Trustee to serve as Chairperson; (e) evaluates at least annually the independence and overall performance of counsel to the Independent Trustees; (f) annually reviews the compensation of the Independent Trustees; and (g) oversees board governance issues including, but not limited to, (i) evaluating the board and committee structure and the performance of Trustees, (ii) considering and addressing any conflicts, (iii) considering the retirement policies of the Board, and (iv) considering and making recommendations to the Board at least annually concerning the Trust’s directors and officers liability insurance coverage.

The Nominating and Governance Committee will consider and evaluate nominee candidates properly submitted by shareholders of the Trust in the same manner as it considers and evaluates candidates recommended by other sources. The Nominating and Governance Committee may also consider any other facts and circumstances attendant to such shareholder submission as may be deemed appropriate by the Nominating and Governance Committee, including, without limitation, the value of the Funds’ securities owned by the shareholder and the length of time such shares have been held by the shareholder. A recommendation of a shareholder of the Trust must be submitted as described below to be considered properly submitted for purposes of the Nominating and Governance Committee’s consideration. The shareholders of the Trust must submit any such recommendation (a “Shareholder Recommendation”) in writing to the Trust’s Nominating and Governance Committee, to the attention of the Secretary, at the address of the principal executive offices of the Trust, which is 1295 State Street, Springfield, MA 01111-0001. The Shareholder Recommendation must be delivered to or mailed and received at the principal executive offices of the Trust at least 60 calendar days before the date of the meeting at which the Nominating and Governance Committee is to select a nominee for Independent Trustee. The Shareholder Recommendation must include: (i) a statement in writing setting forth: (A) the name, age, date of birth, phone number, business address, residence address, nationality, and pertinent qualifications of the person recommended by the shareholder (the “Shareholder Candidate”), including an explanation of why the shareholder believes the Candidate will make a good Trustee; (B) the class or series and number of all shares of the Funds owned of record or beneficially by the Shareholder Candidate, as reported to such shareholder by the Shareholder Candidate; (C) any other information regarding the Shareholder Candidate called for with respect to director nominees by paragraphs (a), (d), (e), and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), adopted by the SEC (or the corresponding provisions of any regulation or rule subsequently adopted by the SEC or any successor agency applicable to the Funds); (D) any other information regarding the Shareholder Candidate that would be required to be disclosed if the Shareholder Candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of trustees or directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (E) whether the recommending shareholder believes that the Shareholder Candidate is or will be an “interested person” (as defined in Section 2(a)(19) of the 1940 Act) of the Funds and, if not an “interested person,” information regarding the Shareholder Candidate that will be sufficient for the Funds to make such determination; (ii) the written and signed consent of the Shareholder Candidate to be named as a nominee, consenting to (1) the disclosure, as may be necessary or appropriate, of such Shareholder Candidate’s information submitted in accordance with (i) above; and (2) service as a Trustee if elected; (iii) the recommending shareholder’s name as it appears on the Funds’ books, the number of all shares of each series of the Funds owned beneficially and of record by the recommending shareholder; (iv) a description of all arrangements or understandings between the recommending shareholder and the Shareholder Candidate and any other person or persons (including their names) pursuant to which the Shareholder Recommendation is being made by the recommending shareholder; and (v) such other information as the Nominating and Governance Committee may require the Shareholder Candidate to furnish as it may reasonably require or deem necessary to determine the eligibility of such Shareholder Candidate to serve as a Trustee or to satisfy applicable law.
Shareholders may send other communications to the Trustees by addressing such correspondence directly to the Secretary of the Trust, c/o Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, MA 01111-0001. When writing to the Board, shareholders should identify themselves, the fact that the communication is directed to the Board, the Fund they are writing about, and any relevant information regarding their Fund holdings. Except as provided below, the Secretary shall either (i) provide a copy of each shareholder communication to the Board at its next regularly scheduled meeting or (ii) if the Secretary determines that the communication requires more immediate attention, forward the communication to the Board promptly after receipt. The Secretary will also provide a copy of each shareholder communication to the Trust’s Chief Compliance Officer.
The Secretary may, in good faith, determine that a shareholder communication should not be provided to the Board because it does not reasonably relate to the Trust or its operations, management, activities, policies, service providers, Board, officers, shareholders, or other matters relating to an investment in the Funds or is otherwise ministerial in nature (such as a request for Fund literature, share data, or financial information). The Secretary will provide to the Board on a quarterly basis a summary of the shareholder communications not provided to the Board by virtue of this paragraph.

Contract Committee.   The Trust has a Contract Committee, consisting of each Trustee who is not an “interested person” of the Trust. During the fiscal year ended December 31, 2020, the Contract Committee met twice. The Contract Committee performs the specific tasks assigned to independent trustees by the 1940 Act, including the periodic consideration of the Trust’s investment management agreements and subadvisory agreements.
Risk Oversight
As registered investment companies, the Funds are subject to a variety of risks, including, among others, investment risks, financial risks, compliance risks, and operational risks. The Funds’ investment adviser and administrator, MML Advisers, has primary responsibility for the Funds’ risk management on a day-to-day basis as part of its overall responsibilities. The Funds’ subadvisers are primarily responsible for managing investment risk as part of their day-to-day investment management responsibilities, as well as operational risks at their respective firms. The Funds’ investment adviser and Chief Compliance Officer also assist the Board in overseeing the significant investment policies of the Funds and monitor the various compliance policies and procedures approved by the Board as a part of its oversight responsibilities.
In discharging its oversight responsibilities, the Board considers risk management issues throughout the year by reviewing regular reports prepared by the Funds’ investment adviser and Chief Compliance Officer, as well as special written reports or presentations provided on a variety of risk issues, as needed. For example, the investment adviser reports to the Board quarterly on the investment performance of each of the Funds, the financial performance of the Funds, overall market and economic conditions, and legal and regulatory developments that may impact the Funds. The Funds’ Chief Compliance Officer, who reports directly to the Board’s Independent Trustees, provides presentations to the Board at its quarterly meetings and an annual report to the Board concerning (i) compliance matters relating to the Funds, the Funds’ investment adviser and subadvisers, and the Funds’ other key service providers; (ii) regulatory developments; (iii) business continuity programs; and (iv) various risks identified as part of the Funds’ compliance program assessments. The Funds’ Chief Compliance Officer also meets at least quarterly in executive session with the Independent Trustees, and communicates significant compliance-related issues and regulatory developments to the Audit Committee between Board meetings.
In addressing issues regarding the Funds’ risk management between meetings, appropriate representatives of the investment adviser communicate with the Chairperson of the Trust, the Chairperson of the Audit Committee, or the Funds’ Chief Compliance Officer. As appropriate, the Trustees confer among themselves, or with the Funds’ Chief Compliance Officer, the investment adviser, other service providers, and independent legal counsel, to identify and review risk management issues that may be placed on the full Board’s agenda.
The Board also relies on its committees to administer the Board’s oversight function. The Audit Committee assists the Board in reviewing with the investment adviser and the Funds’ independent auditors, at various times throughout the year, matters relating to the annual audits, financial accounting and reporting matters, and the internal control environment at the service providers that provide financial accounting and reporting for the Funds. The Audit Committee also meets annually with representatives of the investment adviser’s Corporate Audit Department to review the results of internal audits of relevance to the Funds. This and the Board’s other committees present reports to the Board that may prompt further discussion of issues concerning the oversight of the Funds’ risk management. The Board may also discuss particular risks that are not addressed in the committee process.
Share Ownership of Trustees and Officers of the Trust
The table below sets forth information regarding the Trustees’ beneficial ownership of Fund shares, based on the value of such shares as of December 31, 2020.
Name of Trustee	The Dollar Range of Equity Securities Beneficially Owned in the Trust	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Independent Trustees
Allan W. Blair	over $100,000 1	over $100,000
Nabil N. El-Hage	None	None
Maria D. Furman	None	None
R. Alan Hunter, Jr.	None	None

Name of Trustee	The Dollar Range of Equity Securities Beneficially Owned in the Trust	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
C. Ann Merrifield	None	None
Susan B. Sweeney	None	None
Interested Trustees
Michael R. Fanning 2	None	None
Clifford M. Noreen 2	None	None

1
Includes MML Blue Chip Growth, MML Income & Growth, MML Mid Cap Value, and MML Small Cap Growth Equity.

2
Joined the Board as of January 1, 2021.

The ownership information shown above does not include units of separate investment accounts that invest in one or more registered investment companies overseen by a Trustee in the family of investment companies held in a 401(k) plan or amounts held under a deferred compensation plan that are valued based on “shadow investments” in one or more such registered investment companies. As of December 31, 2020, these amounts were as follows: Mr. Blair, over $100,000; Mr. El-Hage, over $100,000; Mr. Fanning, $10,001-$50,000; Ms. Furman, None; Mr. Hunter, None; Ms. Merrifield, None; Mr. Noreen, over $100,000; and Ms. Sweeney, None.
As of April 1, 2021, the Trustees and officers of the Trust, individually and as a group, beneficially owned less than 1% of the outstanding shares of any of the Funds.
To the knowledge of the Trust, as of December 31, 2020, the Independent Trustees and their immediate family members did not own beneficially or of record securities of the investment adviser, subadviser(s), principal underwriter, or sponsoring insurance company of the Funds or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the investment adviser, subadviser(s), principal underwriter, or sponsoring insurance company of the Funds.
Trustee Compensation
Effective January 1, 2021, the Trust, on behalf of each Fund, pays each of its Trustees who is not an officer or employee of MassMutual a fee of $9,450 per quarter plus a fee of $1,440 per in-person meeting attended plus a fee of $1,440 for the annual Contract Committee meeting. The Chairperson of the Board is paid an additional 40% of the quarterly fee, the in-person meeting fee, and the Contract Committee meeting fee. The Chairpersons of each of the Audit Committee and the Contract Committee are paid an additional 10% of the quarterly fee, the in-person meeting fee, and the Contract Committee meeting fee. The Chairperson of the Nominating and Governance Committee is paid an additional 7% of the quarterly fee, the in-person meeting fee, and the Contract Committee meeting fee. Such Trustees who serve on the Audit Committee, other than the Chairperson, are paid an additional 4% of the quarterly fee, the in-person meeting fee, and the Contract Committee meeting fee. No additional fees are paid for attending any other committee meetings or any special telephonic meetings. In addition, the Trust reimburses out-of-pocket business travel expenses to such Trustees. Trustees who are officers or employees of MassMutual receive no fees from the Trust.
During 2020, the Trust, on behalf of each Fund, paid each of its Trustees who was not an officer or employee of MassMutual a fee of $10,500 per quarter plus a fee of $1,600 per in-person meeting attended plus a fee of $1,600 for the annual Contract Committee meeting. The Chairperson of the Board was paid an additional 40% of the quarterly fee, the in-person meeting fee, and the Contract Committee meeting fee. The Chairpersons of each of the Audit Committee and the Contract Committee were paid an additional 10% of the quarterly fee, the in-person meeting fee, and the Contract Committee meeting fee. The Chairperson of the Nominating and Governance Committee was paid an additional 7% of the quarterly fee, the in-person meeting fee, and the Contract Committee meeting fee. Such Trustees who served on the Audit Committee, other than the Chairperson, were paid an additional 4% of the quarterly fee, the in-person meeting fee, and the Contract Committee meeting fee. No additional fees were paid for attending any other committee meetings or any special telephonic meetings. In addition, the Trust reimbursed out-of-pocket business travel expenses to such Trustees. Trustees who were officers or employees of MassMutual received no fees from the Trust.
The following table discloses actual compensation paid to Trustees of the Trust during the 2020 fiscal year. The Trust has no pension or retirement plan, but does have a deferred compensation plan. The plan provides for amounts deferred prior to July 1, 2008, plus interest, to be credited a rate of interest of eight percent (8%). Amounts deferred after July 1, 2008, plus or minus earnings, are “shadow invested.” These amounts are valued based on changes in the values of one or more registered investment companies overseen by a Trustee.
Name of Trustee	Aggregate Compensation from the Trust	Deferred Compensation and Interest Accrued as part of Fund Expenses	Total Compensation from the Trust and Fund Complex Paid to Trustees
Allan W. Blair	$55,500	$0	$277,500
Nabil N. El-Hage	$57,000	($64,801)	$41,655
Michael R. Fanning 1	$0	$0	$0
Maria D. Furman	$52,000	$0	$261,396
Teresa A. Hassara 2	$0	$0	$0
R. Alan Hunter, Jr.	$70,000	$0	$350,000
Robert E. Joyal 3	$0	$100,816	$414,150
C. Ann Merrifield	$52,000	$0	$260,000
Clifford M. Noreen 1	$0	$0	$0
Susan B. Sweeney	$55,000	$0	$399,900

1
Joined the Board as of January 1, 2021. Each of Mr. Fanning and Mr. Noreen, as an employee of MassMutual, receives no compensation for his role as a Trustee to the Trust.

2
Resigned from the Board as of December 31, 2020. Ms. Hassara, as an employee of MassMutual, received no compensation for her role as a Trustee to the Trust.

3
Retired from the Board as of December 31, 2020.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
MassMutual, MML Bay State, C.M. Life, and the MML Allocation Funds were the record owners of all of the outstanding shares of each series of the Trust as of April 1, 2021 and, therefore, may be deemed to be in control (as that term is defined in the 1940 Act) of each series of the Trust. However, certain owners of variable life insurance policies and variable annuity contracts that depend upon the investment performance of the Funds have the right to instruct MassMutual, MML Bay State, and C.M. Life as to how shares of the Trust deemed attributable to their contracts shall be voted. MassMutual, MML Bay State, and C.M. Life generally are required to vote shares attributable to such contracts but for which no instructions were received, in proportion to those votes for which instructions were received. The address of MassMutual, MML Bay State, and C.M. Life is 1295 State Street, Springfield, Massachusetts 01111-0001. The address of the MML Allocation Funds is 1295 State Street, Springfield, Massachusetts 01111-0001.
INVESTMENT ADVISORY AND OTHER SERVICE AGREEMENTS
Investment Adviser
MML Advisers, a wholly-owned subsidiary of MassMutual, serves as investment adviser to each Fund pursuant to Investment Management Agreements with the Trust on behalf of the Funds (each, an “Advisory Agreement”). Under each Advisory Agreement, MML Advisers is obligated to provide for the management of each Fund’s portfolio of securities, subject to policies established by the Trustees of the Trust and in accordance with each Fund’s investment objective, policies, and restrictions as set forth herein and in the Prospectus, and has the right to select subadvisers to the Funds pursuant to an investment subadvisory agreement (the “Subadvisory Agreement”).
The Advisory Agreement with each Fund may be terminated by the Board or by MML Advisers without penalty: (i) at any time for cause or by agreement of the parties or (ii) by either party upon sixty days’ written notice to the other party. In addition, each Advisory Agreement automatically terminates if it is assigned or if its continuance is not specifically approved at least annually (after its initial 2 year period) by the Board or by the holders of a majority of the outstanding voting securities of the applicable Fund, and in either case by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party. MML Advisers’ liability regarding its investment management obligations and duties is limited to situations involving its willful misfeasance, bad faith, gross negligence, or reckless disregard of such obligations and duties.

MML Advisers also serves as investment adviser to: MassMutual Total Return Bond Fund, MassMutual Strategic Bond Fund, MassMutual Select BlackRock Global Allocation Fund, MassMutual Diversified Value Fund, MassMutual Fundamental Value Fund, MM S&P 500® Index Fund, MassMutual Equity Opportunities Fund, MassMutual Fundamental Growth Fund, MassMutual Blue Chip Growth Fund, MassMutual Growth Opportunities Fund, MassMutual Mid Cap Value Fund, MassMutual Small Cap Value Equity Fund, MassMutual Small Company Value Fund, MM S&P® Mid Cap Index Fund, MM Russell 2000® Small Cap Index Fund, MassMutual Mid Cap Growth Fund, MassMutual Small Cap Growth Equity Fund, MM MSCI EAFE® International Index Fund, MassMutual Overseas Fund, MassMutual Select T. Rowe Price International Equity Fund, MassMutual 20/80 Allocation Fund, MassMutual 40/60 Allocation Fund, MassMutual 60/40 Allocation Fund, MassMutual 80/20 Allocation Fund, MassMutual RetireSMARTSM by JPMorgan In Retirement Fund, MassMutual RetireSMARTSM by JPMorgan 2020 Fund, MassMutual RetireSMARTSM by JPMorgan 2025 Fund, MassMutual RetireSMARTSM by JPMorgan 2030 Fund, MassMutual RetireSMARTSM by JPMorgan 2035 Fund, MassMutual RetireSMARTSM by JPMorgan 2040 Fund, MassMutual RetireSMARTSM by JPMorgan 2045 Fund, MassMutual RetireSMARTSM by JPMorgan 2050 Fund, MassMutual RetireSMARTSM by JPMorgan 2055 Fund, MassMutual RetireSMARTSM by JPMorgan 2060 Fund, MassMutual Select T. Rowe Price Retirement Balanced Fund, MassMutual Select T. Rowe Price Retirement 2005 Fund, MassMutual Select T. Rowe Price Retirement 2010 Fund, MassMutual Select T. Rowe Price Retirement 2015 Fund, MassMutual Select T. Rowe Price Retirement 2020 Fund, MassMutual Select T. Rowe Price Retirement 2025 Fund, MassMutual Select T. Rowe Price Retirement 2030 Fund, MassMutual Select T. Rowe Price Retirement 2035 Fund, MassMutual Select T. Rowe Price Retirement 2040 Fund, MassMutual Select T. Rowe Price Retirement 2045 Fund, MassMutual Select T. Rowe Price Retirement 2050 Fund, MassMutual Select T. Rowe Price Retirement 2055 Fund, MassMutual Select T. Rowe Price Retirement 2060 Fund, MM Equity Asset Fund, MassMutual Select T. Rowe Price Bond Asset Fund, MassMutual Select T. Rowe Price Emerging Markets Bond Fund, MassMutual Select T. Rowe Price Large Cap Blend Fund, MassMutual Select T. Rowe Price Limited Duration Inflation Focused Bond Fund, MassMutual Select T. Rowe Price Real Assets Fund, MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund, and MassMutual Select T. Rowe Price U.S. Treasury Long-Term Index Fund, which are series of MassMutual Select Funds, an open-end management investment company; MassMutual U.S. Government Money Market Fund, MassMutual Short-Duration Bond Fund, MassMutual Inflation-Protected and Income Fund, MassMutual Core Bond Fund, MassMutual Diversified Bond Fund, MassMutual High Yield Fund, MassMutual Balanced Fund, MassMutual Disciplined Value Fund, MassMutual Main Street Fund, MassMutual Disciplined Growth Fund, MassMutual Small Cap Opportunities Fund, MassMutual Global Fund, MassMutual International Equity Fund, and MassMutual Strategic Emerging Markets Fund, which are series of MassMutual Premier Funds, an open-end management investment company; MML Aggressive Allocation Fund, MML American Funds Core Allocation Fund, MML American Funds Growth Fund, MML American Funds International Fund, MML Balanced Allocation Fund, MML Conservative Allocation Fund, MML Growth Allocation Fund, and MML Moderate Allocation Fund, which are also series of the Trust; MML Blend Fund, MML Dynamic Bond Fund, MML Equity Fund, MML Equity Momentum Fund, MML Equity Rotation Fund, MML High Yield Fund, MML Inflation-Protected and Income Fund, MML iShares® 60/40 Allocation Fund, MML iShares® 80/20 Allocation Fund, MML Managed Bond Fund, MML Short-Duration Bond Fund, MML Small Cap Equity Fund, MML Special Situations Fund, MML Strategic Emerging Markets Fund, and MML U.S. Government Money Market Fund, which are series of MML Series Investment Fund II, an open-end management investment company; certain wholly-owned subsidiaries of MassMutual; and various employee benefit plans and separate investment accounts in which employee benefit plans invest.
The Trust, on behalf of each Fund, pays MML Advisers an investment advisory fee monthly, at an annual rate based upon the average daily net assets of that Fund as follows:
Fund
MML Blue Chip Growth	0.75% on the first $400 million; and 0.70% on any excess over $400 million
MML Equity Income	0.75% on the first $500 million; and 0.70% on any excess over $500 million
MML Equity Index	0.10% on the first $500 million; and 0.08% on any excess over $500 million
MML Focused Equity	0.70% on the first $250 million; and 0.60% on any excess over $250 million
MML Foreign	0.86% on the first $500 million; and 0.82% on any excess over $500 million

Fund
MML Fundamental Equity	0.60% on the first $250 million; and 0.58% on any excess over $250 million
MML Fundamental Value	0.60% on the first $500 million; and 0.575% on any excess over $500 million
MML Global	0.60% on the first $500 million; and 0.55% on any excess over $500 million
MML Growth & Income	0.50% on the first $500 million; and 0.475% on any excess over $500 million
MML Income & Growth	0.65% on the first $500 million; and 0.60% on any excess over $500 million
MML International Equity	0.80% on the first $250 million; and 0.75% on any excess over $250 million
MML Large Cap Growth	0.65% on the first $500 million; and 0.60% on any excess over $500 million
MML Managed Volatility	0.75% on the first $500 million; and 0.70% on any excess over $500 million
MML Mid Cap Growth	0.77% on the first $500 million; and 0.75% on any excess over $500 million
MML Mid Cap Value	0.84% on the first $500 million; and 0.80% on any excess over $500 million
MML Small Cap Growth Equity	1.04% on the first $200 million; and 1.00% on any excess over $200 million
MML Small Company Value	0.80% on the first $150 million; and 0.70% on any excess over $150 million
MML Small/Mid Cap Value	0.75% on the first $500 million; and 0.70% on any excess over $500 million
MML Total Return Bond	0.40% on the first $500 million; and 0.38% on any excess over $500 million
Unaffiliated Subadvisers
AllianceBernstein
MML Advisers has entered into a Subadvisory Agreement with AllianceBernstein pursuant to which AllianceBernstein serves as a subadviser for MML Small/Mid Cap Value. This agreement provides that AllianceBernstein manage the investment and reinvestment of the assets of the Fund. AllianceBernstein is located at 1345 Avenue of the Americas, New York, New York 10105. AllianceBernstein is a leading global investment management firm providing investment management services for many of the largest U.S. public and private employee benefit plans, foundations, public employee retirement funds, pension funds, endowments, banks, insurance companies, and high-net-worth individuals worldwide. AllianceBernstein is also one of the largest mutual fund sponsors, with a diverse family of globally distributed mutual fund portfolios. AllianceBernstein is a Delaware limited partnership, the majority limited partnership interests in which are held, directly and indirectly, by its parent company Equitable Holdings, Inc. (“EQH”), a publicly traded holding company for a diverse group of financial services companies. AllianceBernstein Corporation, an indirect wholly-owned subsidiary of EQH, is the general partner of both AllianceBernstein and AllianceBernstein Holding L.P., a publicly traded partnership.
As of December 31, 2020, AllianceBernstein Holding L.P. owned approximately 36.0% of the issued and outstanding AllianceBernstein Units; EQH and its subsidiaries had an approximate 63.3% economic interest in AllianceBernstein (including both the general partnership and limited partnership interests in AllianceBernstein Holding L.P. and AllianceBernstein); and unaffiliated holders owned approximately 0.7% AllianceBernstein Units.

AllianceBernstein also provides subadvisory services for the MassMutual Small Company Value Fund, which is a series of MassMutual Select Funds, a registered, open-end investment company for which MML Advisers serves as investment adviser.
American Century
MML Advisers has entered into a Subadvisory Agreement with American Century pursuant to which American Century serves as a subadviser for MML Mid Cap Value. This agreement provides that American Century manage the investment and reinvestment of the assets of the Fund. American Century is located at 4500 Main Street, Kansas City, Missouri 64111. American Century is wholly-owned by American Century Companies, Inc. (“ACC”). The Stowers Institute for Medical Research (“SIMR”) controls ACC by virtue of its beneficial ownership of more than 25% of the voting securities of ACC. SIMR is a part of a not-for-profit biomedical research organization dedicated to finding the keys to the causes, treatments, and prevention of disease.
American Century also provides subadvisory services for the MassMutual Mid Cap Value Fund and MassMutual Small Company Value Fund, each of which is a series of MassMutual Select Funds, a registered, open-end investment company for which MML Advisers serves as investment adviser.
Barrow Hanley
MML Advisers has entered into a Subadvisory Agreement with Barrow Hanley pursuant to which Barrow Hanley serves as a subadviser for MML Income & Growth. This agreement provides that Barrow Hanley manage the investment and reinvestment of the assets of the Fund. Barrow Hanley is located at 2200 Ross Avenue, 31st Floor, Dallas, Texas 75201. Barrow Hanley is an indirect subsidiary of Perpetual Limited, a public company listed on the Australian Stock Exchange (ticker symbol: PPT).
Barrow Hanley also provides subadvisory services for the MassMutual Fundamental Value Fund and MassMutual Small Cap Value Equity Fund, each of which is a series of MassMutual Select Funds, a registered, open-end investment company for which MML Advisers serves as investment adviser.
Boston Partners
MML Advisers has entered into a Subadvisory Agreement with Boston Partners pursuant to which Boston Partners serves as a subadviser for MML Fundamental Value. This agreement provides that Boston Partners manage the investment and reinvestment of the assets of the Fund. Boston Partners is located at One Grand Central Place, 60 East 42nd Street, Suite 1550, New York, New York 10165. Boston Partners is a registered investment adviser organized in Delaware.
Boston Partners also provides subadvisory services for the MassMutual Fundamental Value Fund, which is a series of MassMutual Select Funds, a registered, open-end investment company for which MML Advisers serves as investment adviser.
Gateway
MML Advisers has entered into a Subadvisory Agreement with Gateway pursuant to which Gateway serves as a subadviser for MML Managed Volatility. This agreement provides that Gateway manage the investment and reinvestment of the assets of the Fund. Gateway is located at 312 Walnut Street, 35th Floor, Cincinnati, Ohio 45202-9834. Gateway is a limited liability company owned by Natixis Investment Managers, LLC, the holding company for the North American asset management business (“NATIXIS IM-NA”). NATIXIS IM-NA is part of Natixis Investment Managers, an international asset management group based in Paris, France, that is in turn owned by Natixis, a French investment banking and financial services firm. Natixis is principally owned by BPCE, France’s second largest banking group. BPCE is owned by banks comprising two autonomous and complementary retail banking networks consisting of the Caisse d’Epargne regional savings banks and the Banque Populaire regional cooperative banks.
Harris
MML Advisers has entered into a Subadvisory Agreement with Harris pursuant to which Harris serves as a subadviser for MML International Equity. This agreement provides that Harris manage the investment and reinvestment of the assets of the Fund. Harris is located at 111 S. Wacker Drive, Suite 4600, Chicago, Illinois 60606. Harris is a limited partnership managed by its general partner, Harris Associates, Inc. (“HAI”). Harris and HAI are wholly-owned subsidiaries of Natixis Investment Managers, LLC, which is an indirect subsidiary of Natixis Investment Managers, an international asset management group based in Paris, France, that is in turn principally owned by Natixis, a French investment banking and financial services firm. Natixis is principally owned by BPCE, France’s second largest banking group. BPCE is owned by banks comprising two autonomous and complementary retail banking networks consisting of the Caisse d’Epargne regional savings banks and the Banque Populaire regional cooperative banks.

Harris also provides subadvisory services for the MassMutual Overseas Fund, which is a series of MassMutual Select Funds, a registered, open-end investment company for which MML Advisers serves as investment adviser.
Invesco
MML Advisers has entered into a Subadvisory Agreement with Invesco pursuant to which Invesco serves as a subadviser for MML Fundamental Equity. This agreement provides that Invesco manage the investment and reinvestment of the assets of the Fund. Invesco is located at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309. Invesco, as successor in interest to multiple investment advisers, is an indirect wholly-owned subsidiary of Invesco Ltd., a publicly traded company that, through its subsidiaries, engages in the business of investment management on an international basis.
Invesco also provides subadvisory services for the MassMutual Small Cap Growth Equity Fund, which is a series of the MassMutual Select Funds, a registered, open-end investment company for which MML Advisers serves as investment adviser, for the MML Equity Momentum Fund, MML Equity Rotation Fund, MML Small Cap Equity Fund, MML Special Situations Fund, and MML Strategic Emerging Markets Fund, each of which is a series of MML Series Investment Fund II, a registered, open-end investment company for which MML Advisers serves as investment adviser, and for the MassMutual Balanced Fund, MassMutual Main Street Fund, MassMutual Small Cap Opportunities Fund, MassMutual Global Fund, and MassMutual Strategic Emerging Markets Fund, each of which is as series of MassMutual Premier Funds, a registered, open-end investment company for which MML Advisers serves as investment adviser.
Loomis Sayles
MML Advisers has entered into a Subadvisory Agreement with Loomis Sayles pursuant to which Loomis Sayles serves as a subadviser for MML Large Cap Growth. This agreement provides that Loomis Sayles manage the investment and reinvestment of the assets of the Fund. Loomis Sayles is located at One Financial Center, Boston, Massachusetts 02111 and is a limited partnership whose sole general partner, Loomis, Sayles & Company, Inc. is indirectly owned by Natixis Investment Managers, LLC. Natixis Investment Managers, LLC is a wholly owned subsidiary of Natixis Investment Managers U.S. Holdings LLC, which is part of Natixis Investment Managers, an international asset management group based in Paris, France, that is in turn owned by Natixis, a French investment banking and financial services firm. Natixis is principally owned by BPCE, France’s second largest banking group. BPCE is owned by banks comprising two autonomous and complementary retail banking networks consisting of the Caisse d’Epargne regional savings banks and the Banque Populaire regional cooperative banks.
Loomis Sayles also provides subadvisory services for the MassMutual Blue Chip Growth Fund, which is a series of MassMutual Select Funds, a registered, open-end investment company for which MML Advisers serves as investment adviser.
MFS
MML Advisers has entered into Subadvisory Agreements with MFS pursuant to which MFS serves a subadviser for MML Global and MML Growth & Income. These agreements provide that MFS manage the investment and reinvestment of the assets of the Funds. MFS is located at 111 Huntington Avenue, Boston, Massachusetts 02199. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc. (a diversified financial services company).
MFS also provides subadvisory services for the MassMutual Overseas Fund, which is a series of MassMutual Select Funds, a registered, open-end investment company for which MML Advisers serves as investment adviser.
MetWest
MML Advisers has entered into a Subadvisory Agreement with MetWest pursuant to which MetWest serves as a subadviser for MML Total Return Bond. This agreement provides that MetWest manage the investment and reinvestment of the assets of the Fund. MetWest is located at 865 S. Figueroa Street, Suite 1800, Los Angeles, California 90017. MetWest was founded in 1996, and is a wholly-owned subsidiary of TCW Asset Management Company LLC, which is a wholly-owned subsidiary of The TCW Group, Inc.
MetWest also provides subadvisory services for the MassMutual Total Return Bond Fund, which is a series of MassMutual Select Funds, a registered, open-end investment company for which MML Advisers serves as investment adviser.

NTI
MML Advisers has entered into a Subadvisory Agreement with NTI pursuant to which NTI serves as a subadviser for MML Equity Index. This agreement provides that NTI manage the investment and reinvestment of the assets of the Fund. NTI is located at 50 South LaSalle Street, Chicago, Illinois 60603. NTI, a subsidiary of Northern Trust Corporation, is an Illinois State Banking Corporation and an investment adviser registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). It primarily manages assets for institutional and individual separately managed accounts, investment companies, and bank common and collective funds. Northern Trust Corporation is regulated by the Board of Governors of the Federal Reserve System as a financial holding company under the U.S. Bank Holding Company Act of 1956, as amended.
NTI also provides subadvisory services for the MM S&P 500 Index Fund, MM S&P Mid Cap Index Fund, MM Russell 2000 Small Cap Index Fund, and MM MSCI EAFE International Index Fund, each of which is a series of MassMutual Select Funds, a registered, open-end investment company for which MML Advisers serves as investment adviser.
TSW
MML Advisers has entered into a Subadvisory Agreement with TSW pursuant to which TSW serves as a subadviser for MML Foreign. This agreement provides that TSW manage the investment and reinvestment of the assets of the Fund. TSW is located at 6641 West Broad Street, Suite 600, Richmond, Virginia 23230. TSW is a Delaware limited liability company and an indirect subsidiary of BrightSphere Investment Group Inc. Since 1970, TSW has provided investment management services to corporations, pensions and profit-sharing plans, 401(k) and thrift plans, trusts, estates, and other institutions and individuals.
TSW also provides subadvisory services for the MassMutual International Equity Fund, which is a series of MassMutual Premier Funds, a registered, open-end investment company for which MML Advisers serves as investment adviser.
T. Rowe Price
MML Advisers has entered into Subadvisory Agreements with T. Rowe Price pursuant to which T. Rowe Price serves as a subadviser for MML Blue Chip Growth, MML Equity Income, MML Mid Cap Growth, and MML Small Company Value. These agreements provide that T. Rowe Price manage the investment and reinvestment of all or a portion of the assets of the Funds, as applicable. T. Rowe Price is located at 100 East Pratt Street, Baltimore, Maryland 21202. T. Rowe Price is a wholly-owned subsidiary of T. Rowe Price Group, Inc., a publicly traded financial services holding company.
T. Rowe Price also provides subadvisory services for the MassMutual Diversified Value Fund, MassMutual Equity Opportunities Fund, MassMutual Blue Chip Growth Fund, MassMutual Mid Cap Growth Fund, MassMutual Select T. Rowe Price International Equity Fund, MassMutual Select T. Rowe Price Retirement Balanced Fund, MassMutual Select T. Rowe Price Retirement 2005 Fund, MassMutual Select T. Rowe Price Retirement 2010 Fund, MassMutual Select T. Rowe Price Retirement 2015 Fund, MassMutual Select T. Rowe Price Retirement 2020 Fund, MassMutual Select T. Rowe Price Retirement 2025 Fund, MassMutual Select T. Rowe Price Retirement 2030 Fund, MassMutual Select T. Rowe Price Retirement 2035 Fund, MassMutual Select T. Rowe Price Retirement 2040 Fund, MassMutual Select T. Rowe Price Retirement 2045 Fund, MassMutual Select T. Rowe Price Retirement 2050 Fund, MassMutual Select T. Rowe Price Retirement 2055 Fund, MassMutual Select T. Rowe Price Retirement 2060 Fund, MassMutual Select T. Rowe Price Bond Asset Fund, MassMutual Select T. Rowe Price Emerging Markets Bond Fund, MassMutual Select T. Rowe Price Large Cap Blend Fund, MassMutual Select T. Rowe Price Limited Duration Inflation Focused Bond Fund, MassMutual Select T. Rowe Price Real Assets Fund, MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund, and MassMutual Select T. Rowe Price U.S. Treasury Long-Term Index Fund, each of which is a series of MassMutual Select Funds, a registered, open-end investment company for which MML Advisers serves as investment adviser and for the MML Equity Fund which is a series of MML Series Investment Fund II, a registered, open-end investment company for which MML Advisers serves as investment adviser.
Wellington Management
MML Advisers has entered into Subadvisory Agreements with Wellington Management pursuant to which Wellington Management serves as a subadviser for MML Focused Equity, MML Mid Cap Growth, and MML Small Cap Growth Equity. These agreements provide that Wellington Management manage the investment and reinvestment of all or a portion of the assets of the Funds, as applicable. Wellington Management is located at 280 Congress Street, Boston, Massachusetts 02210. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 90 years. Wellington Management is owned by the partners of Wellington Management Group LLP, a Massachusetts limited liability partnership.
Wellington Management also provides subadvisory services for the MassMutual Equity Opportunities Fund, MassMutual Fundamental Growth Fund, MassMutual Small Cap Value Equity Fund, and MassMutual Small Cap Growth Equity Fund, each of which is a series of MassMutual Select Funds, a registered, open-end investment company for which MML Advisers serves as investment adviser and for the MassMutual Disciplined Value Fund, MassMutual Disciplined Growth Fund, and MassMutual International Equity Fund, each of which is a series of MassMutual Premier Funds, a registered, open-end investment company for which MML Advisers serves as investment adviser.
The Funds’ subadvisory fees are paid by MML Advisers out of the advisory fees previously disclosed above.
Information about each portfolio manager’s compensation, other accounts managed by the portfolio managers, and each portfolio manager’s ownership of securities in the relevant Fund can be found in Appendix C.
Administrator and Sub-Administrators
Except for the Advisory Agreements with respect to MML Equity Index, MML Focused Equity, MML Fundamental Equity, MML Fundamental Value, MML Global, MML International Equity, MML Small Company Value, and MML Total Return Bond, the Advisory Agreements provide that MML Advisers will perform administrative functions relating to the Funds. With respect to each of the Funds, each of the Trust and MML Advisers agrees to bear its own expenses, except as otherwise agreed by the parties. MML Advisers provides administrative and shareholder services to MML Equity Index, MML Focused Equity, MML Fundamental Equity, MML Fundamental Value, MML Global, MML International Equity, MML Small Company Value, and MML Total Return Bond under an Amended and Restated Administrative and Shareholder Services Agreement pursuant to which MML Advisers is obligated to provide administrative and shareholder services and bear some of the Fund specific administrative expenses. MML Advisers may, at its expense, employ others to supply all or any part of the services to be provided to the Funds pursuant to the Amended and Restated Administrative and Shareholder Services Agreement. MML Advisers has entered into sub-administration agreements with both State Street and MassMutual pursuant to which State Street and MassMutual each assist in many aspects of fund administration and are compensated by MML Advisers for providing administrative services to all of the Funds.
In addition to the services described above, MML Advisers has contracted with MassMutual to perform the function of transfer agent for the Funds.
The Trust, on behalf of the following Funds, pays MML Advisers an administrative and shareholder services fee monthly at an annual rate based upon the average daily net assets of the applicable class of shares of each Fund as shown in the table below:
Fund	Class I	Class II	Class III	Service Class I
MML Equity Index	0.30%	0.15%	None	0.30%
MML Focused Equity	N/A	0.15%	N/A	0.15%
MML Fundamental Equity	N/A	0.15%	N/A	0.15%
MML Fundamental Value	N/A	0.15%	N/A	0.15%
MML Global	0.15%	0.15%	N/A	0.15%
MML International Equity	N/A	0.15%	N/A	0.15%
MML Small Company Value	N/A	0.15%	N/A	0.15%
MML Total Return Bond	N/A	0.15%	N/A	0.15%
Pursuant to the Advisory Agreements, Subadvisory Agreements, and Administrative and Shareholder Services Agreement described above, for the fiscal years ended December 31, 2020, December 31, 2019, and December 31, 2018, the amount of advisory fees paid by each Fund, the amount of subadvisory fees paid by each Fund, the amount of any advisory fees waived by MML Advisers, the amount of administrative and shareholder services fees paid by the applicable Funds, and the amount of any fees reimbursed by MML Advisers are as follows:
	Fiscal Year Ended December 31, 2020
	Advisory Fees Paid	Subadvisory Fees Paid	Advisory Fees Waived	Administrative Fees Paid	Other Expenses Reimbursed
MML Blue Chip Growth	$3,588,939	$1,354,368	$—	$—	$—
MML Equity Income 1	3,201,140	1,139,730	(128,046)	—	—

	Fiscal Year Ended December 31, 2020
	Advisory Fees Paid	Subadvisory Fees Paid	Advisory Fees Waived	Administrative Fees Paid	Other Expenses Reimbursed
MML Equity Index	558,957	46,586	—	604,570	—
MML Focused Equity	2,069,939	967,122	—	455,036	—
MML Foreign 2	2,374,170	959,957	(94,547)	—	—
MML Fundamental Equity 3	946,257	397,962	(8,414)	233,446	—
MML Fundamental Value 4	1,169,353	500,874	(38,978)	292,338	—
MML Global	2,427,427	1,642,945	—	606,857	—
MML Growth & Income	712,132	498,513	—	—	—
MML Income & Growth	1,703,963	716,643	—	—	—
MML International Equity 5	1,242,930	809,470	—	233,049	(106,423)
MML Large Cap Growth	845,744	433,160	—	—	—
MML Managed Volatility	1,052,174	525,940	—	—	—
MML Mid Cap Growth	3,916,355	2,433,435	—	—	—
MML Mid Cap Value	3,295,001	1,568,590	—	—	—
MML Small Cap Growth Equity 6	1,918,242	1,047,872	(42,030)	—	—
MML Small Company Value 7	684,846	588,506	(42,803)	128,409	—
MML Small/Mid Cap Value	1,308,435	1,025,813	—	—	—
MML Total Return Bond 8	1,387,943	459,219	—	520,479	(30,823)

1
The expenses in the above table reflect a voluntary agreement by MML Advisers to waive 0.03% of the advisory fees of the Fund.

2
Effective July 1, 2020, the expenses in the above table reflect a written agreement by MML Advisers to waive 0.02% of the advisory fees of the Fund through December 31, 2020. The expenses in the above table reflect a written agreement by MML Advisers to waive 0.04% of the advisory fees of the Fund through June 30, 2020. The expenses in the above table also reflect a voluntary agreement by MML Advisers to waive 0.01% of the advisory fees of the Fund through June 30, 2020.

3
Effective March 2, 2020, the expenses in the above table reflect a voluntary agreement by MML Advisers to waive 0.02% of the advisory fees of the Fund through June 30, 2020.

4
The expenses in the above table reflect a written agreement by MML Advisers to waive 0.02% of the advisory fees of the Fund through December 31, 2020.

5
The expenses in the above table reflect a written agreement by MML Advisers to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, Acquired Fund Fees and Expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses, as applicable) through December 31, 2020, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed 1.00% and 1.25% for Class II and Service Class I shares, respectively.

6
Effective October 1, 2020, the expenses in the above table reflect a written agreement by MML Advisers to waive 0.03% of the advisory fees of the Fund through December 31, 2020. The expenses in the above table reflect a written agreement by MML Advisers to waive 0.02% of the advisory fees of the Fund through September 30, 2020.

7
The expenses in the above table reflect a voluntary agreement by MML Advisers to waive 0.05% of the advisory fees of the Fund.

8
The expenses in the above table reflect a written agreement by MML Advisers to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, Acquired Fund Fees and Expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses, as applicable) through April 30, 2020, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed 0.60% and 0.85% for Class II and Service Class I shares, respectively.
	Fiscal Year Ended December 31, 2019
	Advisory Fees Paid	Subadvisory Fees Paid	Advisory Fees Waived	Administrative Fees Paid	Other Expenses Reimbursed
MML Blue Chip Growth	$3,044,985	$1,143,212	$—	$—	$—
MML Equity Income 1	3,454,033	1,206,318	(138,161)	—	—
MML Equity Index	570,002	47,466	—	588,569	—
MML Focused Equity 2	1,531,333	718,202	(12,400)	334,682	—
MML Foreign 3	2,772,998	1,281,058	(140,082)	—	—
MML Fundamental Equity	680,530	320,719	—	164,645	—
MML Fundamental Value 4	1,157,237	483,847	(38,575)	289,309	—
MML Global	2,195,588	1,539,771	—	548,897	—
MML Growth & Income	717,660	502,618	—	—	—
MML Income & Growth	1,842,444	744,387	—	—	—
MML International Equity 5	1,428,610	926,219	—	267,864	(97,182)
MML Large Cap Growth	664,381	340,809	—	—	—
MML Managed Volatility	1,155,172	577,549	—	—	—
MML Mid Cap Growth	3,746,120	2,434,285	—	—	—
MML Mid Cap Value	3,556,121	1,727,538	—	—	—
MML Small Cap Growth Equity 4	2,012,244	1,102,895	(38,700)	—	—
MML Small Company Value 6	772,508	619,677	(48,282)	144,845	—
MML Small/Mid Cap Value	1,489,259	1,147,553	—	—	—
MML Total Return Bond 7	1,524,978	503,624	—	571,867	(40,621)

1
The expenses in the above table reflect a voluntary agreement by MML Advisers to waive 0.03% of the advisory fees of the Fund.

2
The expenses in the above table reflect a voluntary agreement by MML Advisers to waive 0.05% of the advisory fees of the Fund through April 30, 2019.

3
The expenses in the above table reflect a written agreement by MML Advisers to waive 0.04% of the advisory fees of the Fund through December 31, 2019. Effective July 1, 2019, the expenses in the above table also reflect a voluntary agreement by MML Advisers to waive 0.01% of the advisory fees of the Fund.

4
The expenses in the above table reflect a written agreement by MML Advisers to waive 0.02% of the advisory fees of the Fund through December 31, 2019.

5
The expenses in the above table reflect a written agreement by MML Advisers to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, Acquired Fund Fees and Expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses, as applicable) through December 31, 2019, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed 1.00% and 1.25% for Class II and Service Class I shares, respectively.

6
The expenses in the above table reflect a voluntary agreement by MML Advisers to waive 0.05% of the advisory fees of the Fund.

7
The expenses in the above table reflect a written agreement by MML Advisers to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, Acquired Fund Fees and Expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses, as applicable) through December 31, 2019, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed 0.60% and 0.85% for Class II and Service Class I shares, respectively.
	Fiscal Year Ended December 31, 2018
	Advisory Fees Paid	Subadvisory Fees Paid	Advisory Fees Waived	Administrative Fees Paid	Other Expenses Reimbursed
MML Blue Chip Growth	$2,904,482	$1,093,867	$—	$—	$—
MML Equity Income 1	3,719,558	1,474,465	(148,903)	—	—
MML Equity Index	679,076	58,085	—	592,777	—
MML Focused Equity 2	441,719	207,467	(53,019)	94,654	—
MML Foreign 3	3,152,049	1,549,987	(32,245)	—	—
MML Fundamental Equity	709,303	333,054	—	171,606	—
MML Fundamental Value 4	1,308,639	554,690	(43,621)	327,160	—
MML Global	1,402,275	1,008,220	—	350,569	—
MML Growth & Income	710,954	497,517	—	—	—
MML Income & Growth	1,933,114	778,667	—	—	—
MML International Equity 5	1,409,628	906,869	—	264,305	(210,317)
MML Large Cap Growth	693,007	356,145	—	—	—
MML Managed Volatility	1,310,202	654,799	—	—	—
MML Mid Cap Growth	3,633,999	2,358,975	—	—	—
MML Mid Cap Value	3,838,306	1,900,790	—	—	—
MML Small Cap Growth Equity 4	2,172,893	1,198,456	(41,891)	—	—
MML Small Company Value 2	848,279	635,827	(53,017)	159,052	—
MML Small/Mid Cap Value	1,643,875	1,231,175	—	—	—
MML Total Return Bond	1,663,853	546,451	—	623,945	—

1
The expenses in the above table reflect a voluntary agreement by MML Advisers to waive 0.03% of the advisory fees of the Fund.

2
The expenses in the above table reflect a voluntary agreement by MML Advisers to waive 0.05% of the advisory fees of the Fund.

3
Effective October 1, 2018, the expenses in the above table reflect a written agreement by MML Advisers to waive 0.04% of the advisory fees of the Fund through December 31, 2018.

4
The expenses in the above table reflect a written agreement by MML Advisers to waive 0.02% of the advisory fees of the Fund through December 31, 2018.

5
The expenses in the above table reflect a written agreement by MML Advisers to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, Acquired Fund Fees and Expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses, as applicable) through December 31, 2018, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed 1.00% and 1.25% for Class II and Service Class I shares, respectively.

THE DISTRIBUTOR
The Funds’ shares are continuously distributed by MML Distributors, LLC (the “Distributor”), located at 1295 State Street, Springfield, Massachusetts 01111-0001, pursuant to a Distribution Agreement with the Trust (the “Distribution Agreement”). The Distributor is a wholly-owned subsidiary of MassMutual.
The Distributor has agreed to use reasonable efforts to sell shares of the Funds but has not agreed to sell any specific number of shares of the Funds. The Distributor’s compensation for serving as such is the amounts received by it from time to time under the Funds’ Distribution and Services Plan.
MML Advisers or an affiliate may make payments, out of its own assets, to securities dealers and other firms that enter into agreements providing the Distributor with access to representatives of those firms for the sale of shares of the Funds or with other marketing or administrative services with respect to the Funds. These payments may be a specific dollar amount, may be based on the number of customer accounts maintained by a firm, or may be based on a percentage of the value of shares of the Funds sold to, or held by, customers of the firm.
The Distribution Agreement continued in effect for an initial two-year period, and thereafter continues in effect so long as such continuance is approved at least annually (i) by the vote of a majority of the Trustees or by a vote of a majority of the shares of the Trust; and (ii) by a majority of the Trustees who are not parties to the Distribution Agreement or interested persons (as defined in the 1940 Act) of any such person, cast in person at a meeting called for the purpose of voting on such approval.
DISTRIBUTION AND SERVICES PLAN
The Trust has adopted, with respect to the Service Class and Service Class I shares of each Fund, a Distribution and Services Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan, by vote cast in person at a meeting called for the purpose of voting on the Plan, approved the Plan for the Service Class and Service Class I shares of the Funds.
Continuance of the Plan is subject to annual approval by a vote of the Trustees, including a majority of the Independent Trustees, cast in person at a meeting called for that purpose. All material amendments to the Plan must be likewise approved by the Trustees and the Independent Trustees. The Plan may not be amended in order to increase materially the costs which Service Class and Service Class I shareholders may bear for distribution pursuant to the Plan without also being approved by a majority of the outstanding voting securities of Service Class and Service Class I shares of the Fund, respectively. The Plan terminates automatically in the event of its assignment and may be terminated without penalty, at any time, by a vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of Service Class and Service Class I shares of the Fund, respectively. The Plan provides that any person authorized to direct the disposition of amounts paid or payable by a Fund pursuant to the Plan or any related agreement shall provide to the Trustees, and the Board shall review at least quarterly, a written report of the amounts expended and the purposes for which such expenditures were made.
The Plan is a compensation plan, authorizing payments to the Distributor up to 0.35% of the average daily net assets attributable to its Service Class or Service Class I shares. However, each Fund currently makes payments at an annual rate of 0.25% of the average daily net assets attributable to its Service Class or Service Class I shares. The Distributor may use all or a portion of the distribution and service fee to pay investment professionals or financial intermediaries (and to reimburse them for related expenses) for personal service provided to shareholders of shares of Service Class and Service Class I, for services in respect of the promotion of the shares of Service Class and Service Class I, and/or the maintenance of shareholder accounts, or for other services for which payments may lawfully be made in accordance with applicable rules and regulations. The Distributor may retain all or any portion of the distribution and service fee in respect of Service Class and Service Class I shares as compensation for its services. All payments under the Plan are made by the Funds to the Distributor, which, in turn, pays out all of the amounts it receives. The Distributor pays a portion of the amounts it receives to MassMutual, which is used to pay for continuing compensation for services provided by MassMutual agents and third party firms. The remaining portion is paid to MassMutual as compensation for its promotional services in respect of the Funds, and to help reimburse MassMutual expenses incurred in connection with promoting the Funds.
The following tables disclose the 12b-1 fees paid in the fiscal year ending December 31, 2020 by the Trust under its 12b-1 plan for Service Class and Service Class I shares of the Funds:
	Service Class 12b-1 Servicing Fees	Service Class 12b-1 Distribution Fees
MML Blue Chip Growth	$387,287	—
MML Equity Income	$187,306	—
MML Foreign	$20,847	—
MML Growth & Income	$111,023	—
MML Income & Growth	$61,953	—
MML Large Cap Growth	$46,393	—
MML Managed Volatility	$69,277	—
MML Mid Cap Growth	$262,155	—

	Service Class 12b-1 Servicing Fees	Service Class 12b-1 Distribution Fees
MML Mid Cap Value	$116,682	—
MML Small Cap Growth Equity	$62,626	—
MML Small/Mid Cap Value	$49,562	—
	Service Class I 12b-1 Servicing Fees	Service Class I 12b-1 Distribution Fees
MML Equity Index	$105,372	—
MML Focused Equity	$45,623	—
MML Fundamental Equity	$42,795	—
MML Fundamental Value	$35,464	—
MML Global	$40,456	—
MML International Equity	$14,464	—
MML Small Company Value	$56,963	—
MML Total Return Bond	$105,421	—
CUSTODIAN
State Street, located at 1 Iron Street, Boston, Massachusetts 02210, is the custodian of each Fund’s investments (the “Custodian”). As Custodian, State Street has custody of the Funds’ securities and maintains certain financial and accounting books and records. As Custodian, State Street does not assist in, and is not responsible for, the investment decisions and policies of the Funds.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP, located at 200 Berkeley Street, Boston, Massachusetts 02116, is the Trust’s independent registered public accounting firm. Deloitte & Touche LLP provides audit and related services, and assistance in connection with various SEC filings.
CODES OF ETHICS
The Trust, MML Advisers, the Distributor, AllianceBernstein, American Century, Barrow Hanley, Boston Partners, Gateway, Harris, Invesco, Loomis Sayles, MFS, MetWest, NTI, TSW, T. Rowe Price, and Wellington Management have each adopted a code of ethics (the “Codes of Ethics”) pursuant to Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act. The Codes of Ethics permit Fund personnel to invest in securities, including securities that may be purchased or held by a Fund, for their own accounts, but require compliance with various pre-clearance requirements (with certain exceptions). The Codes of Ethics are on public file with, and are available from, the SEC.
PORTFOLIO TRANSACTIONS AND BROKERAGE
Transactions on stock exchanges, commodities markets and futures markets and other agency transactions involve the payment by the Funds of negotiated brokerage commissions. Such commissions may vary among different brokers. A particular broker may charge different commissions according to such factors as execution venue and exchange. Although the Funds do not typically pay commissions for principal transactions in the OTC markets, such as the markets for most fixed income securities and certain derivatives, an undisclosed amount of profit or “mark-up” is included in the price a Fund pays. In underwritten offerings, the price paid by a Fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer.
The primary consideration in placing portfolio security transactions with broker-dealers for execution is to obtain the best execution of orders. Each Fund’s investment adviser or subadviser attempts to achieve this result by selecting broker-dealers to execute portfolio transactions on the basis of their professional capability, the value and quality of their brokerage services, including anonymity and trade confidentiality, and the level of their brokerage commissions.
Under each Advisory or Subadvisory Agreement and as permitted by Section 28(e) of the Exchange Act and to the extent not otherwise prohibited by applicable law, an investment adviser or subadviser may cause a Fund to pay a broker-dealer that provides brokerage and research services to the investment adviser or subadviser an amount of commission for effecting a securities transaction for a Fund in excess of the amount other broker-dealers would have charged for the transaction if the investment adviser or subadviser determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or the investment adviser’s or subadviser’s overall responsibilities to the Trust and to its other clients. The term “brokerage and research services” includes: providing advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or of purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and effecting securities transactions and performing functions incidental thereto such as clearance and settlement.
The investment adviser or subadvisers may obtain third-party research from broker-dealers or non-broker-dealers by entering into commission sharing arrangements (“CSAs”). Under a CSA, the executing broker-dealer agrees that part of the commissions it earns on certain equity trades will be allocated to one or more research providers as payment for research. CSAs allow an investment adviser or subadviser to direct broker-dealers to pool commissions that are generated from orders executed at that broker-dealer, and then periodically direct the broker-dealer to pay third party research providers for research.
Brokerage and research services provided by brokers are used for the benefit of all of the investment adviser’s or subadviser’s clients and not solely or necessarily for the benefit of the Trust. The investment adviser or subadvisers attempt to evaluate the quality of brokerage and research services provided by brokers. Results of this effort are sometimes used by the investment adviser or subadvisers as a consideration in the selection of brokers to execute portfolio transactions.
The investment advisory fee that the Trust pays on behalf of each Fund to MML Advisers will not be reduced as a consequence of an investment adviser’s or subadviser’s receipt of brokerage and research services. To the extent the Trust’s portfolio transactions are used to obtain such services, the brokerage commissions paid by the Trust will exceed those that might otherwise be paid, provided that the investment adviser or subadviser determines in good faith that such excess amounts are reasonable in relation to the services provided. Such services would be useful and of value to an investment adviser or subadviser in serving both the Trust and other clients and, conversely, such services obtained by the placement of brokerage business of other clients would be useful to an investment adviser or subadviser in carrying out its obligations to the Trust.
Subject to the overriding objective of obtaining the best execution of orders, the Funds may use broker-dealer affiliates of their respective investment adviser or subadvisers to effect portfolio brokerage transactions under procedures adopted by the Trustees. Pursuant to these procedures, the commission, fee, or other remuneration paid to the affiliated broker-dealer in connection with a portfolio brokerage transaction effected on a securities exchange must be reasonable and fair in comparison to those of other broker-dealers for comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable time period. This standard would allow the affiliated broker or dealer to receive no more than the remuneration which would be expected to be received by an unaffiliated broker.
The Funds may allocate brokerage transactions to broker-dealers (including affiliates of their respective investment adviser or subadvisers) who have entered into arrangements with the Trust under which the broker-dealer allocates a portion of the commissions paid back to the Fund. The transaction quality must, however, be comparable to that of other qualified broker-dealers.
The revised European Union (“EU”) Markets in Financial Instruments Directive (“MiFID II”), which became effective January 3, 2018, requires EU investment managers in the scope of the EU Markets in Financial Instruments Directive to pay for research services from brokers and dealers directly out of their own resources or by establishing “research payment accounts” for each client, rather than through client commissions. MiFID II’s research requirements present various compliance and operational considerations for investment advisers and broker-dealers serving clients in both the United States and the EU. It is possible that an investment adviser or subadviser subject to MiFID II will cause a Fund to pay for research services through client commissions in circumstances where the investment adviser or subadviser is prohibited from causing its other client accounts to do so, including where the investment adviser or subadviser aggregates trades on behalf of a Fund and those other client accounts. In such situations, the Fund would bear the additional amounts for the research services and the Fund’s investment adviser’s or subadviser’s other client accounts would not, although the investment adviser’s or subadviser’s other client accounts might nonetheless benefit from those research services.

The following table discloses the brokerage commissions paid by the following Funds for the fiscal years ended December 31, 2020, December 31, 2019, and December 31, 2018:
	Fiscal Year ended December 31, 2020	Fiscal Year ended December 31, 2019	Fiscal Year ended December 31, 2018
MML Blue Chip Growth	$41,089	$41,542	$34,796
MML Equity Income	$90,666	$55,187	$56,421
MML Equity Index	$4,989	$48,782	$12,942
MML Focused Equity	$25,170	$46,394	$9,474
MML Foreign	$330,161	$240,147	$116,170
MML Fundamental Equity	$71,646	$19,859	$17,546
MML Fundamental Value	$139,040	$152,759	$51,783
MML Global	$38,603	$60,707	$19,089
MML Growth & Income	$13,783	$12,336	$12,204
MML Income & Growth	$165,342	$116,213	$76,809
MML International Equity	$54,972	$55,096	$90,681
MML Large Cap Growth	$26,368	$12,382	$18,241
MML Managed Volatility	$63,575	$53,901	$75,284
MML Mid Cap Growth	$144,858	$84,050	$81,571
MML Mid Cap Value	$132,186	$107,153	$159,549
MML Small Cap Growth Equity	$136,959	$121,147	$154,822
MML Small Company Value	$27,486	$27,535	$23,205
MML Small/Mid Cap Value	$126,466	$83,331	$100,744
MML Total Return Bond	$6,680	$9,927	$10,189
Portfolio Turnover - MML Foreign experienced increased portfolio turnover during the fiscal year ended December 31, 2020 as a result of a change in the Fund’s subadviser, which led to a portfolio repositioning. MML Total Return also experienced increased portfolio turnover during the fiscal year ended December 31, 2020 as a result of the COVID-19 pandemic, which resulted in credit spreads widening considerably as the global economy suddenly shut down toward the end of the first quarter. In particular, credit spreads for agency mortgage-backed securities and investment grade corporate credit widened by approximately 0.60% and 2.50%, respectively, the most since 2008. This widening in spreads resulted in very attractive credit spread premiums relative to other areas of the fixed income market. As a result, the Fund’s subadviser aggressively added bonds in these two subsectors while selling less risky fixed income securities.
The following table discloses, for those Funds that paid brokerage commissions to an affiliate of its investment adviser or subadviser, the total amount of brokerage commissions paid by each such Fund to affiliates for the past three fiscal years and, for the fiscal year ended 2020, the percentage of the Fund’s aggregate brokerage commissions paid to affiliates and the percentage of the Fund’s aggregate dollar amount of transactions involving the payment of commissions effected through affiliates.
	Fiscal Year ended December 31, 2020			Fiscal Year ended December 31, 2019	Fiscal Year ended December 31, 2018
Affiliated Broker/Dealer	Aggregate Commissions Paid	Percentage Paid to Affiliates	Percentage of Dollar Amount of Transactions Involving Payment of Commissions to Affiliates	Aggregate Commissions Paid	Aggregate Commissions Paid
Jefferies and Company
MML Blue Chip Growth 1	$1,226	2.98%	5.60%	$867	$792

	Fiscal Year ended December 31, 2020			Fiscal Year ended December 31, 2019	Fiscal Year ended December 31, 2018
Affiliated Broker/Dealer	Aggregate Commissions Paid	Percentage Paid to Affiliates	Percentage of Dollar Amount of Transactions Involving Payment of Commissions to Affiliates	Aggregate Commissions Paid	Aggregate Commissions Paid
MML Equity Income 1	$3,087	3.40%	5.80%	$1,385	$1,659
MML Focused Equity 1	$82	0.33%	0.21%	$312	$130
MML Foreign 1	$1,458	0.44%	0.34%	$382	$—
MML Fundamental Equity 1	$1,730	2.41%	1.01%	$—	$—
MML Fundamental Value 1	$—	—	—	$649	$—
MML Growth & Income 1	$—	—	—	$4	$—
MML International Equity 1	$507	0.92%	1.23%	$10	$—
MML Large Cap Growth 1	$—	—	—	$15	$8
MML Mid Cap Growth 1	$1,590	1.10%	1.47%	$1,628	$1,588
MML Mid Cap Value 1	$—	—	—	$1,071	$—
MML Small Company Value 1	$2,039	7.42%	10.22%	$1,176	$946

1
Includes affiliated trading platforms of Jefferies and Company.

The following table discloses, for those Funds that had trades directed to a broker or dealer during the fiscal year ended December 31, 2020 because of research services provided, the dollar value of transactions placed by each such Fund with such brokers and dealers during the fiscal year ended December 31, 2020 to recognize “brokerage and research” services, and commissions paid for such transactions:
	Dollar Value of Those Transactions	Amount of Commissions
MML Focused Equity	$197,009,858	$3,556
MML Foreign	$76,098,225	$39,913
MML Fundamental Equity	$115,120,613	$31,397
MML Fundamental Value	$163,937,031	$102,533
MML Growth & Income 1	$44,514,374	$4,529
MML Income & Growth	$172,073,933	$130,068
MML International Equity	$102,575,757	$35,401
MML Large Cap Growth	$57,093,776	$18,152
MML Mid Cap Growth	$196,719,477	$8,800
MML Mid Cap Value	$239,631,510	$84,525
MML Small Cap Growth Equity	$267,055,701	$19,873
MML Small/Mid Cap Value	$124,293,458	$83,806

1
MFS pays for external research from its operating budget rather than through “soft dollar commissions” for MML Growth & Income. In instances where a broker-dealer does not offer unbundled pricing for its research, MFS reimburses research expenses to the Fund. From January 1, 2020 to December 31, 2020, MFS reimbursed MML Growth & Income $4,528.70.

The following table discloses, for those Funds that held securities issued by one or more of its “regular brokers or dealers” (as defined in the 1940 Act), or their parent companies, the aggregate value of the securities held by each such Fund as of the fiscal year ended December 31, 2020.
Fund	Regular Broker or Dealer	Aggregate Value of Securities Held
MML Blue Chip Growth	The Goldman Sachs Group, Inc.	$4,775,524
	Morgan Stanley	1,806,314
	State Street Corp.	63,683
		$6,645,521
MML Equity Income	Wells Fargo & Co.	$12,832,264
	Morgan Stanley	9,407,936
	State Street Corp.	5,888,339
	JPMorgan Chase & Co.	4,327,496
	The Goldman Sachs Group, Inc.	2,373,390
	The Bank of America Corp.	1,469,338
		$36,298,763
MML Equity Index	JPMorgan Chase & Co.	$7,948,483
	The Bank of America Corp.	4,734,301
	Citigroup, Inc.	2,633,622
	Wells Fargo & Co.	2,559,686
	Morgan Stanley	2,010,328
	The Goldman Sachs Group, Inc.	1,862,320
	BNY Mellon	709,554
	State Street Corp.	526,490
		$22,984,784
MML Foreign	UBS AG	$4,407,124
		$4,407,124
MML Fundamental Equity	JPMorgan Chase & Co.	$5,935,185
		$5,935,185
MML Fundamental Value	JPMorgan Chase & Co.	$6,549,061
	The Bank of America Corp.	4,839,779
	Citigroup, Inc.	3,037,803
	The Goldman Sachs Group, Inc.	1,886,054
		$16,312,697
MML Global	The Goldman Sachs Group, Inc.	$6,143,125
	BNY Mellon	3,973,403
	UBS AG	3,222,222
	State Street Corp.	2,869,424
		$16,208,174
MML Growth & Income	JPMorgan Chase & Co.	$3,846,028
	The Bank of America Corp.	3,172,911
	The Goldman Sachs Group, Inc.	2,558,251
		$9,577,190
MML Income & Growth	JPMorgan Chase & Co.	$6,617,806
	Wells Fargo & Co.	5,836,027
	Citigroup, Inc.	2,661,122
	The Goldman Sachs Group, Inc.	2,350,975
		$17,465,930
MML International Equity	Credit Suisse Group AG	$6,805,497

Fund	Regular Broker or Dealer	Aggregate Value of Securities Held
		$6,805,497
MML Managed Volatility	JPMorgan Chase & Co.	$1,659,407
	The Bank of America Corp.	986,136
	Citigroup, Inc.	548,589
	Wells Fargo & Co.	533,281
	Morgan Stanley	418,581
	The Goldman Sachs Group, Inc.	387,126
	BNY Mellon	150,195
	State Street Corp.	112,081
		$4,795,396
MML Mid Cap Value	BNY Mellon	$6,898,834
	State Street Corp.	2,572,700
		$9,471,534
MML Total Return Bond	Wells Fargo & Co.	$2,695,294
	The Bank of America Corp.	1,104,085
	JPMorgan Chase & Co.	992,952
	Citigroup, Inc.	463,649
		$5,255,980

DESCRIPTION OF SHARES
The Trust, an open-end, management investment company, is organized as a Massachusetts business trust under the laws of Massachusetts by an Agreement and Declaration of Trust dated December 19, 1984, as restated May 14, 1993, and further amended and restated as of December 15, 2011. A copy of the Declaration of Trust is on file with the Secretary of The Commonwealth of Massachusetts. The fiscal year for each Fund ends on December 31.
The Declaration of Trust permits the Trustees, without shareholder approval, to issue an unlimited number of shares and divide those shares into an unlimited number of series of shares, representing separate investment portfolios with rights determined by the Trustees. Shares of the Funds are transferable and have no preemptive, subscription, or conversion rights. Shares of the Funds are entitled to dividends as declared by the Trustees. In the event of liquidation of a Fund, the Trustees would distribute, after paying or otherwise providing for all charges, taxes, expenses, and liabilities belonging to the Fund, the remaining assets belonging to the Fund among the holders of outstanding shares of the Fund. The Trustees have currently authorized the issuance of an unlimited number of full and fractional shares of 27 series, 19 of which are described in this SAI.
The Trustees may divide the shares of any series into two or more classes having such preferences or special or relative rights and privileges as the Trustees may determine, without obtaining shareholder approval. The Funds are currently divided into between one and four classes of shares. All shares of a particular class of each series represent an equal proportionate interest in the assets and liabilities belonging to that series allocable to that class.
The Trustees may also, without shareholder approval, combine two or more existing series (or classes) into a single series (or class).
The Declaration of Trust provides for the perpetual existence of the Trust. The Declaration of Trust, however, provides that the Trust may be terminated at any time by vote of at least 50% of the shares of each series entitled to vote and voting separately by series or by the Trustees by written notice to the shareholders. Any series of the Trust may be terminated by vote of at least 50% of shareholders of that series or by the Trustees by written notice to the shareholders of that series.
Shares of the Funds entitle their holders to one vote per share, with fractional shares voting proportionally, in the election of Trustees and on other matters submitted to the vote of shareholders. On any matter submitted to a vote of shareholders, all shares of the Trust then entitled to vote shall, except as otherwise provided in the Declaration of Trust or the Bylaws, be voted in the aggregate as a single class without regard to series or class, except that: (i) when required by the 1940 Act or when the Trustees shall have determined that the matter affects one or more series or classes materially differently, shares will be voted by individual series or class; and (ii) when the Trustees have determined that the matter affects only the interests of one or more series or classes, then only shareholders of such series or classes shall be entitled to vote thereon. A separate vote will be taken by the applicable Fund on matters affecting the particular Fund, as determined by the Trustees. For example, a change in a fundamental investment policy for a particular Fund would be voted upon only by shareholders of that Fund. In addition, a separate vote will be taken by the applicable class of a Fund on matters affecting the particular class, as determined by the Trustees. For example, the adoption of a distribution plan relating to a particular class and requiring shareholder approval would be voted upon only by shareholders of that class. Shares of each Fund have noncumulative voting rights with respect to the election of trustees.
The Trust is not required to hold annual meetings of its shareholders. However, special meetings of the shareholders may be called for the purpose of electing Trustees and for such other purposes as may be prescribed by law, by the Declaration of Trust, or by the Bylaws. There will normally be no meetings of shareholders for the purpose of electing Trustees except that the Trust will hold a shareholders’ meeting as required by applicable law or regulation.
The separate investment accounts of variable life insurance policies and variable annuity contracts offered by companies such as MassMutual are the legal owners of each Fund’s shares. However, when a Fund solicits proxies in conjunction with a vote of shareholders, it is required to obtain from the variable life insurance and variable annuity contract owners, instructions as to how to vote those shares. There is no minimum requirement for how many instructions must be received. When the separate investment accounts receive those instructions, they will vote all of the shares, for which they have not received voting instructions, in proportion to those instructions. This will also include any shares that the separate accounts own on their own behalf. This may result in a small number of contract owners controlling the outcome of the vote. Shareholder inquiries should be made by contacting the Secretary, MML Series Investment Fund, 1295 State Street, Springfield, MA 01111-0001.
The Declaration of Trust may be amended by the Trustees without a shareholder vote, except to the extent a shareholder vote is required by applicable law, the Declaration of Trust or the Bylaws, or as the Trustees may otherwise determine.
Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims liability of the shareholders, Trustees, or officers for acts or obligations of the Trust, which are binding only on the assets and property of the Trust, and require that notice of such disclaimer be given in each note, bond, contract, instrument, certificate, or undertaking made or issued on behalf of the Trust by the Trustees or officers. In addition, the Declaration of Trust provides that shareholders of a Fund are entitled to indemnification out of the assets of their Fund to the extent that they are held personally liable for the obligations of their Fund solely by reason of being or having been a shareholder. Thus, the risk of a shareholder of a Fund incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which the disclaimer is inoperative and his or her Fund is unable to meet its obligations.
The Declaration of Trust also permits the Trustees to charge shareholders directly for custodial, transfer agency, and servicing expenses, but the Trustees have no present intention to charge shareholders directly for such expenses.
The Declaration of Trust further provides that a Trustee will not be personally liable for errors of judgment or mistakes of fact or law. However, nothing in the Declaration of Trust protects a Trustee against any liability to which the Trustee would otherwise be subject by reason of his or her own willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office. The Declaration of Trust also provides for indemnification of each of its Trustees and officers, except that such Trustees and officers may not be indemnified against any liability to the Trust or its shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.
The assets of certain variable annuity and variable life insurance separate accounts for which MassMutual or an affiliate is the depositor are invested in shares of the Funds. Because these separate accounts are invested in the same underlying Funds it is possible that material conflicts could arise between owners of the variable life insurance policies and owners of the variable annuity contracts. Possible conflicts could arise if (i) state insurance regulators should disapprove or require changes in investment policies, investment advisers, subadvisers, or principal underwriters or if the depositor should be permitted to act contrary to actions approved by holders of the variable life insurance policies or variable annuity contracts under rules of the SEC, (ii) adverse tax treatment of the variable life insurance policies or variable annuity contracts would result from utilizing the same underlying Funds, (iii) different investment strategies would be more suitable for the variable annuity contracts than the variable life insurance policies, or (iv) state insurance laws or regulations or other applicable laws would prohibit the funding of both variable life insurance and variable annuity separate accounts by the same Funds.
The Board follows monitoring procedures which have been developed to determine whether material conflicts have arisen and what action, if any, should be taken in the event of such conflicts. If a material irreconcilable conflict should arise between owners of the variable life insurance policies and owners of the variable annuity contracts, one or the other group of owners may have to terminate its participation in the Funds. More information regarding possible conflicts between variable life insurance policies and variable annuity contracts is contained in the prospectuses for those policies and contracts.
SECURITIES LENDING
State Street serves as securities lending agent to the Trust. As securities lending agent, State Street is responsible for the implementation and administration of the securities lending program pursuant to the Securities Lending Agency Agreement (“Securities Lending Agreement”). State Street acts as agent to the Trust to lend available securities with any person on its list of approved borrowers. State Street determines whether a loan shall be made per the agreed upon parameters with the Trust and negotiates and establishes the terms and conditions of the loan with the borrower. State Street ensures that all substitute interest, dividends, and other distributions paid with respect to loan securities are credited to the applicable Fund’s relevant account on the date such amounts are delivered by the borrower to State Street. State Street receives and holds, on the Fund’s behalf, collateral from borrowers to secure obligations of borrowers with respect to any loan of available securities. State Street marks loaned securities and collateral to their market value each business day in order to maintain the value of the collateral at no less than 102% (for domestic) and 105% (for foreign) of the market value of the loaned securities. At the termination of the loan, State Street returns the collateral to the borrower upon the return of the loaned securities to State Street. State Street invests cash collateral in accordance with the Securities Lending Agreement. State Street maintains such records as are reasonably necessary to account for loans that are made and the income derived therefrom and makes available to the Funds daily, monthly, and quarterly statements describing the loans made, and the income derived from the loans, during the period. State Street performs compliance monitoring and testing of the securities lending program. The Board receives information quarterly describing the outstanding loans and income made on such loans during the period.

The dollar amounts of gross and net income from securities lending activities received and the related fees and/or compensation paid by each applicable Fund during the fiscal year ended December 31, 2020 were as follows:
FUND	Gross income earned by the Fund from securities lending activities	Fees paid to securities lending agent from a revenue split	Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in a revenue split	Administrative fees not included in a revenue split	Indemnification fees not included in a revenue split	Rebate (paid to borrower)	Other fees not included in a revenue split, if applicable, including a description of those other fees	Aggregate fees/ compensation paid by the Fund for securities lending activities	Net income from securities lending activities
MML Blue Chip Growth	$7,608	$1,134	$45	$—	$—	$—	$—	$1,180	$6,428
MML Equity Income	$34,958	$4,610	$585	$—	$—	$3,638	$—	$8,833	$26,125
MML Equity Index	$10,756	$1,430	$110	$—	$—	$1,109	$—	$2,650	$8,106
MML Focused Equity	$7,171	$1,015	$65	$—	$—	$341	$—	$1,421	$5,750
MML Foreign	$21,260	$2,932	$379	$—	$—	$1,336	$—	$4,646	$16,614
MML Fundamental Equity	$33,097	$4,958	$46	$—	$—	$—	$—	$5,004	$28,093
MML Fundamental Value	$2,402	$269	$31	$—	$—	$580	$—	$880	$1,522
MML Global	$19,508	$2,810	$515	$—	$—	$258	$—	$3,583	$15,925
MML Growth & Income	$1,511	$119	$32	$—	$—	$688	$—	$838	$673
MML Income & Growth	$2,682	$399	$22	$—	$—	$—	$—	$421	$2,261
MML International Equity	$10,107	$1,471	$213	$—	$—	$88	$—	$1,772	$8,335
MML Large Cap Growth	$150	$22	$5	$—	$—	$—	$—	$27	$123
MML Managed Volatility	$794	$115	$8	$—	$—	$20	$—	$143	$651
MML Mid Cap Growth	$46,160	$6,350	$602	$—	$—	$3,226	$—	$10,178	$35,982
MML Mid Cap Value	$29,489	$3,589	$293	$—	$—	$5,267	$—	$9,149	$20,340
MML Small Cap Growth Equity	$90,549	$12,188	$650	$—	$—	$8,647	$—	$21,485	$69,064
MML Small Company Value	$55,398	$8,061	$164	$—	$—	$1,496	$—	$9,721	$45,677
MML Small/Mid Cap Value	$7,576	$820	$55	$—	$—	$2,056	$—	$2,930	$4,646
MML Total Return Bond	$25,557	$1,320	$494	$—	$—	$16,261	$—	$18,075	$7,482

PURCHASE, REDEMPTION, AND PRICING OF SECURITIES BEING OFFERED
Shares of each Fund are sold at their NAV as next computed after receipt of the purchase order, without the addition of any selling commission or “sales load.” Each Fund redeems its shares at their NAV as next computed after receipt of the request for redemption. Under normal circumstances, each Fund expects to meet redemption requests by using cash or cash equivalents in its portfolio and/or selling portfolio assets to generate cash. Under stressed market conditions, a Fund may pay redemption proceeds using cash obtained through borrowing arrangements that may be available from time to time. To the extent consistent with applicable laws and regulations, the Funds reserve the right to satisfy all or a portion of a redemption request by distributing securities or other property in lieu of cash (“in-kind” redemptions), under both normal and stressed market conditions. In-kind redemptions are typically used to meet redemption requests that represent a large percentage of the Fund’s net assets in order to minimize the effect of the large redemption on the Fund and its remaining shareholders. Some Funds may be limited in their ability to use assets other than cash to meet redemption requests due to restrictions on ownership of their portfolio assets. Any in-kind redemption will be effected through a distribution of all publicly traded portfolio securities or securities for which quoted bid prices are available, subject to certain exceptions. The securities distributed in an in-kind redemption will be valued in the same manner as they are valued for purposes of computing the Fund’s NAV. These securities are subject to market risk until they are sold and may increase or decrease in value prior to converting them into cash. You may incur brokerage and other transaction costs, and could incur a taxable gain or loss for income tax purposes when converting the securities to cash. No fee is charged on redemption. The redemption price may be more or less than the shareholder’s cost. Redemption payments will be paid within seven days after receipt of the written request therefor by the Fund, except that the right of redemption may be suspended or payments postponed when permitted by applicable law and regulations.
The NAV of each Fund’s shares is determined once daily as of the close of regular trading on the NYSE, on each day the NYSE is open for trading (a “business day”). The NYSE normally closes at 4:00 p.m. Eastern Time, but may close earlier on some days. If the NYSE is scheduled to close early, the business day will be considered to end as of the time of the NYSE’s scheduled close. A Fund will not treat an intraday disruption in NYSE trading or other event that causes an unscheduled closing of the NYSE as a close of business of the NYSE for these purposes and will instead fair value securities in accordance with procedures approved annually by the Board, and under the general oversight of the Board. The NYSE currently is not open for trading on New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. Each Fund calculates the NAV of each of its classes of shares by dividing the total value of the assets attributable to that class, less the liabilities attributable to that class, by the number of shares of that class that are outstanding. On holidays and other days when the NYSE is closed, each Fund’s NAV generally is not calculated and the Funds do not anticipate accepting buy or sell orders. However, the value of each Fund’s assets may still be affected on such days to the extent that a Fund holds foreign securities that trade on days that foreign securities markets are open.
Equity securities and derivative contracts that are actively traded on a national securities exchange or contract market are valued on the basis of information furnished by a pricing service, which provides the last reported sale price, or, in the case of futures contracts, the settlement price, for securities or derivatives listed on the exchange or contract market or the official closing price on the NASDAQ National Market System (“NASDAQ System”), or in the case of OTC securities for which an official closing price is unavailable or not reported on the NASDAQ System, the last reported bid price. Portfolio securities traded on more than one national securities exchange are valued at the last price at the close of the exchange representing the principal market for such securities. Debt securities are valued on the basis of valuations furnished by a pricing service, which generally determines valuations taking into account factors such as institutional-size trading in similar securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Shares of other open-end mutual funds are valued at their closing NAVs as reported on each business day.
Investments for which market quotations are readily available are marked to market daily based on those quotations. Market quotations may be provided by third-party vendors or market makers, and may be determined on the basis of a variety of factors, such as broker quotations, financial modeling, and other market data, such as market indexes and yield curves, counterparty information, and foreign exchange rates. U.S. Government and agency securities may be valued on the basis of market quotations or using a model that may incorporate market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, quoted market prices, and reference data. The fair values of OTC derivative contracts, including forward, swap, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices, may be based on market quotations or may be modeled using a series of techniques, including simulation models, depending on the contract and the terms of the transaction. The fair values of asset-backed securities and mortgage-backed securities are estimated based on models that consider the estimated cash flows of each debt tranche of the issuer, established benchmark yield, and estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche including, but not limited to, prepayment speed assumptions and attributes of the collateral.

Investments for which market quotations are not available or for which a pricing service or vendor does not provide a value, or for which such market quotations or values are considered by the investment adviser or subadviser to be unreliable (including, for example, certain foreign securities, thinly-traded securities, certain restricted securities, certain initial public offerings, or securities whose values may have been affected by a significant event) are stated at fair valuations determined in good faith by the Funds’ Valuation Committee1 in accordance with procedures approved annually by the Board, and under the general oversight of the Board. The Funds’ Valuation Committee employs various methods to determine fair valuations including a regular review of significant inputs and assumptions and review of any related market activity. The Funds’ Valuation Committee reports to the Board at its regularly scheduled meetings. It is possible that fair value prices will be used by the Funds to a significant extent. The value determined for an investment using the Funds’ fair value procedures may differ from recent market prices for the investment and may be significantly different from the value realized upon the sale of such investment.
The Funds may invest in securities that are traded principally in foreign markets and that trade on weekends and other days when the Funds do not price their shares. As a result, the values of the Funds’ portfolio securities may change on days when the prices of the Funds’ shares are not calculated. The prices of the Funds’ shares will reflect any such changes when the prices of the Funds’ shares are next calculated, which is the next business day. The Funds may use fair value pricing more frequently for securities primarily traded in foreign markets because, among other things, most foreign markets close well before the Funds value their securities. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. The Funds’ investments may be priced based on fair values provided by a third-party vendor, based on certain factors and methodologies applied by such vendor, in the event that there is movement in the U.S. market, between the close of the foreign market and the time the Funds calculate their NAVs.
The prices of foreign securities are quoted in foreign currencies. All assets and liabilities expressed in foreign currencies are converted into U.S. dollars at the mean between the buying and selling rates of such currencies against the U.S. dollar at the end of each business day. Changes in the exchange rate, therefore, if applicable, will affect the NAV of shares of a Fund even when there has been no change in the values of the foreign securities measured in terms of the currency in which they are denominated.
The proceeds received by each Fund for each issue or sale of its shares, all net investment income, and realized and unrealized gain will be specifically allocated to such Fund and constitute the underlying assets of that Fund. The underlying assets of each Fund will be segregated on the Trust’s books of account, and will be charged with the liabilities in respect of such Fund and with a share of the general liabilities of the Trust. Expenses with respect to any two or more Funds are to be allocated in proportion to the NAVs of the respective Funds except where allocations of direct expenses can otherwise be fairly made. Each class of shares of a Fund will be charged with liabilities directly attributable to such class, and other Fund expenses will be allocated in proportion to the NAVs of the respective classes.
TAXATION
The following discussion of certain U.S. federal income tax consequences relevant to an investment in the Funds is based on the Code, U.S. Treasury regulations, and other applicable authority, all as of the date of this SAI. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. This discussion does not purport to be complete or to deal with all aspects of federal income taxation relevant to an investment in the Funds.
Shares of the Funds are offered only to the separate accounts of the participating insurance companies that fund variable life insurance policies and variable annuity contracts. See the applicable contract prospectus for a discussion of the special tax treatment of those companies with respect to the accounts and their contract holders. The discussion below is generally based on the assumption that the shares of each Fund will be respected as owned by the insurance company separate accounts. If this is not the case, the person or persons determined to own the Fund shares will be currently taxed on Fund distributions, and on the proceeds of any redemption of Fund shares, pursuant to the generally applicable rules of the Code. Because separate accounts of participating insurance companies will be the only shareholders of the Funds, no attempt is made here to describe the tax aspects of an investment in the Funds to such shareholders.

1
The voting members of the the Valuation Committee consist of the President, Treasurer, Assistant Treasurers, Vice Presidents (except for the CCO, Secretary, and Assistant Secretaries) of the Trust, as well as such other members as the Board may from time to time designate. The non-voting members of the Valuation Committee consist of the CCO, Secretary, and Assistant Secretaries. The Valuation Committee reviews and determines the fair valuation of portfolio securities and the Funds’ pricing procedures in general.

Taxation of the Funds: In General
Each Fund has elected and intends to qualify each year to be treated as a regulated investment company under Subchapter M of the Code. In order to qualify for the special tax treatment accorded regulated investment companies, each Fund must, among other things:
1. derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and (ii) net income derived from interests in “qualified publicly traded partnerships” (“QPTPs”) (as defined below);
2. diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets consists of cash, cash items, U.S. Government securities, securities of other regulated investment companies, and other securities limited generally with respect to any one issuer to a value not greater than 5% of the total assets of the Fund and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested, including through corporations in which the Fund owns a 20% or more voting stock interest, in (a) the securities of any one issuer or two or more issuers which the Fund controls and that are engaged in the same, similar, or related trades or businesses (other than U.S. Government securities), or (b) in the securities of one or more QPTPs (as defined below); and
3. distribute in or with respect to each taxable year at least 90% of the sum of its investment company taxable income (generally taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and its net tax-exempt income for such year in a manner qualifying for the dividends-paid deduction.
For purposes of the 90% gross income requirement described in (1) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized by the regulated investment company. However, 100% of the net income derived from an interest in a QPTP will be treated as qualifying income. A QPTP is a partnership (x) the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, and (y) that derives less than 90% of its income from the qualifying income described in paragraph (1)(i) above. In general, such entities will be treated as partnerships for U.S. federal income tax purposes because they meet the passive income requirement under Code section 7704(c)(2). In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a QPTP.
For purposes of the diversification requirements described in (2) above, outstanding voting securities of an issuer will include the equity securities of a QPTP. Also for purposes of the diversification requirements in (2) above, identification of the issuer (or, in some cases, issuers) of certain of a Fund’s investments can depend on the terms and conditions of the investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the Internal Revenue Service (“IRS”) with respect to the identity of the issuer for a particular type of investment may adversely affect a Fund’s ability to meet the diversification requirements.
In general, if a Fund qualifies as a regulated investment company that is accorded special tax treatment, that Fund will not be subject to U.S. federal income tax on income and gains that are paid to its shareholders in the form of dividends (including capital gain dividends) in accordance with the timing requirements of the Code. As long as a Fund qualifies as a regulated investment company, the Fund under present law will not be subject to any excise or income taxes imposed by Massachusetts.
If a Fund were to fail to meet the gross income, diversification, or distribution test described above, the Fund could in some cases cure such failure, including by paying a Fund-level tax, paying interest, making additional distributions, or disposing of certain assets. If a Fund were ineligible to or otherwise did not cure such failure for any year, or if a Fund were otherwise to fail to qualify as a regulated investment company in any taxable year, (1) that Fund would be subject to tax on its taxable income at corporate rates and would not be able to deduct the distributions it makes to shareholders and (2) each insurance company separate account invested in the Fund would fail to satisfy the separate diversification requirements, described below, that are applicable to such accounts, with the result that contracts supported by that account would no longer be eligible for tax deferral. In addition, distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as dividend income. The Fund could also be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying as a regulated investment company.

In general, amounts not distributed on a timely basis by regulated investment companies in accordance with a calendar-year distribution requirement are subject to a nondeductible 4% excise tax at the Fund level. The 4% excise tax does not apply to any regulated investment company whose sole shareholders are separate accounts of life insurance companies funding variable contracts, tax-exempt pension funds, certain other permitted tax-exempt investors, or other regulated investment companies that are also exempt from the excise tax.
Variable Contract Diversification Requirements
Each Fund intends to comply with the separate diversification requirements for variable annuity and variable life insurance contracts under Code Section 817(h) and the regulations thereunder, which are in addition to the diversification requirements imposed on the Fund by the 1940 Act and Subchapter M of the Code. A variable contract based upon a separate account will not receive favorable tax treatment as an annuity or life insurance contract unless the separate account’s investments are adequately diversified. In determining whether a separate account is adequately diversified, in certain circumstances the separate account can look through to the assets of the regulated investment company in which it has invested.
The regulations generally require a separate account’s assets to be diversified so that, as of the end of each calendar quarter or within 30 days thereafter, no single investment represents more than 55% of the value of the account’s total assets, no two investments represent more than 70% of the account’s total assets, no three investments represent more than 80% of the account’s total assets, and no four investments represent more than 90% of the account’s total assets. For this purpose, the regulations treat all securities of the same issuer as a single investment, and in the case of “government securities,” each government agency or instrumentality is treated as a separate issuer. A “safe harbor” is available to a separate account if it meets the diversification tests applicable to regulated investment companies and not more than 55% of its assets constitute cash, cash items, U.S. Government securities, and securities of other regulated investment companies.
It is expected that the separate accounts investing in a Fund will be able to look through to the assets of the Fund for purposes of meeting these diversification requirements. Each Fund therefore intends to comply with these requirements as though its assets were held directly by a separate account. If a Fund were to fail to comply with these requirements, contracts that invest in the Fund through the participating insurance companies’ separate accounts would not be treated as annuity, endowment, or life insurance contracts under the Code and the contract holders generally would be subject to tax on all taxable distributions from a Fund, and on all sales, exchanges, or redemptions of shares in the Fund. Under certain circumstances described in the applicable Treasury regulations, an inadvertent failure to satisfy the applicable diversification requirements may be corrected, but such a correction could require a payment to the IRS based on the tax contract holders would have incurred if they were treated as receiving the income on the contract for the period during which the diversification requirements were not satisfied.
Investor Control
The IRS has indicated that a degree of investor control over the investment options underlying variable contracts may interfere with the tax-deferred treatment of those contracts. The IRS has issued rulings addressing the circumstances in which a variable contract owner’s control of the investments of the separate account may cause the contract owner, rather than the insurance company, to be treated as the owner of the assets held by the separate account, and it may issue additional rulings in the future. If the contract owner is considered the owner of the securities underlying the separate account, income and gains produced by those securities would be included currently in the contract owner’s gross income.
In determining whether an impermissible level of investor control is present, one factor the IRS considers is whether a regulated investment company’s investment strategies are sufficiently broad to prevent a contract holder from being deemed to be making particular investment decisions through its investment in a separate account. Current IRS guidance indicates that typical regulated investment company investment strategies, even those with a specific sector or geographical focus, are generally considered sufficiently broad for this purpose.
The Funds have objectives and strategies that are not materially narrower than the investment strategies described in such IRS guidance, in which strategies such as investing in large company stocks, international stocks, small company stocks, mortgage-backed securities, telecommunications stocks, and financial services stocks were held not to constitute sufficient control over individual investment decisions so as to cause ownership of such investments to be attributable to contract owners.

The above discussion addresses only one of several factors that the IRS considers in determining whether a contract holder has an impermissible level of investor control over a separate account. Contract holders should consult with their insurance companies and tax advisers, and should refer to the prospectus for the applicable contract, for more information concerning this investor control issue.
The IRS and the Treasury Department may in the future provide further guidance as to what they deem to constitute an impermissible level of “investor control” over a separate account’s investments in funds such as the Funds, and such guidance could affect the treatment of the Funds, including retroactively. In the event that additional rules or regulations are adopted, there can be no assurance that the Funds will be able to operate as currently described, or that the Funds will not have to change their investment objectives or investment policies. Each Fund’s investment objective and investment policies may be modified as necessary to prevent any such prospective rules and regulations from causing variable contract owners to be considered the owners of the shares of the Fund.
Certain Investments of the Funds
A Fund’s transactions in options, futures contracts, forward contracts, swap agreements, ETNs, other derivatives, and foreign currencies, as well as any of its hedging, short sale, securities loan, or similar transactions, may be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale, and short sale rules) the application of which may in certain cases be uncertain. An adverse determination or future guidance by the IRS (which determination or guidance could be retroactive) may affect a Fund’s ability to qualify for treatment as a regulated investment company, thus potentially resulting in a Fund-level tax and implicating the variable contract’s qualification for favorable tax treatment.
An investment by a Fund in zero coupon bonds, deferred interest bonds, payment-in-kind bonds, inflation-indexed bonds, and certain stripped securities will, and certain securities purchased at a market discount may, cause the Fund to recognize income prior to the receipt of cash payments with respect to those securities. To distribute this income and avoid a tax on the Fund, the Fund may be required to sell portfolio investments that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund.
A Fund’s investments in REIT equity securities, if any, may result in the Fund’s receipt of cash in excess of the REIT’s earnings. If the Fund distributes such amounts, such distribution could constitute a return of capital to Fund shareholders for federal income tax purposes. Investments in REIT equity securities also may require a Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, a Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold.
Investments in debt obligations that are at risk of or in default present special tax issues for the Funds. Tax rules are not entirely clear about issues such as whether or to what extent a Fund should recognize market discount on such a debt obligation, when a Fund may cease to accrue interest, original issue discount or market discount, when and to what extent a Fund may take deductions for bad debts or worthless securities and how a Fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by a Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.
A Fund’s investments in commodity-linked instruments can be limited by the Fund’s intention to qualify as a regulated investment company, and can limit the Fund’s ability to so qualify. Income and gains from certain commodity-linked instruments does not constitute qualifying income to a regulated investment company for purposes of the 90% gross income test described above. The tax treatment of certain other commodity-linked instruments in which a Fund might invest is not certain, in particular with respect to whether income or gains from such instruments constitute qualifying income to a regulated investment company. If a Fund were to treat income or gain from a particular instrument as qualifying income and the income or gain were later determined not to constitute qualifying income and, together with any other nonqualifying income, caused the Fund’s nonqualifying income to exceed 10% of its gross income in any taxable year, the Fund would fail to qualify as a regulated investment company unless it is eligible to and does pay a tax at the Fund level.
MLPs, if any, in which a Fund invests may qualify as QPTPs. In such cases, the net income derived from such investments will constitute qualifying income for purposes of the 90% gross income requirement described earlier for regulated investment company qualification. If, however, such a vehicle were to fail to qualify as a QPTP in a particular year, a portion of the gross income derived from it in such year could constitute non-qualifying income to the Fund for purposes of the 90% gross income requirement and thus could bear on the Fund’s ability to qualify as a regulated investment company for a particular year. In addition, the diversification requirement described above for regulated investment company qualification limits a Fund’s investments in one or more vehicles that are QPTPs to 25% of the Funds’

total assets as of the close of each quarter of the Fund’s taxable year. To the extent an MLP is a regular (non-QPTP) partnership, the MLP’s income and gains allocated to a Fund will constitute qualifying income to the Fund for purposes of the 90% gross income requirement only to the extent such items of income and gain would be qualifying income if earned directly by the Fund. Thus, all or a portion of any income and gains from a Fund’s investment in an MLP that is a regular (non-QPTP) partnership could constitute non-qualifying income to the Fund for purposes of the 90% gross income requirement. In such cases, a Fund’s investments in such entities could be limited by its intention to qualify as a regulated investment company, and could bear on its ability to qualify as such.
Foreign Investments and Taxes
Investment income and gains received by a Fund from foreign securities may be subject to foreign income or other taxes, which will reduce the Fund’s yield on such securities and which may be imposed on a retroactive basis. The United States has entered into tax treaties with some foreign countries that may entitle a Fund to a reduced rate of tax or an exemption from tax on such income. Each Fund intends to qualify for treaty reduced rates where available. It is not possible to determine a Fund’s effective rate of foreign tax in advance.
Special U.S. tax considerations may also apply with respect to foreign investments by a Fund. Investments by a Fund in certain “passive foreign investment companies” (“PFICs”) could result in a tax on the Fund (including interest charges) that cannot be avoided by making distributions to Fund shareholders. To avoid the potential for such a tax to apply, a Fund may elect to mark to market its investment in a PFIC on the last day of each year. A Fund may alternatively elect in certain cases to treat a PFIC as a qualified electing fund, in which case the Fund will be required to include annually its share of the income and net capital gains from the PFIC, regardless of whether it receives any distribution from the PFIC. The market-to-market and qualified electing fund elections may cause a Fund to recognize income prior to the receipt of cash payments with respect to its PFIC investments. In order to distribute this income and avoid a tax on the Fund, the Fund may be required to sell portfolio investments that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund. Because it is not always possible to identify a foreign corporation as a PFIC, a Fund may incur the tax and interest charges described above in some instances.
General Considerations
The rules regarding the taxation of the separate accounts of participating insurance companies that utilize the Funds as investment vehicles for variable life insurance policies and variable annuity contracts are complex. The foregoing is only a summary of certain material United States federal income tax consequences affecting the Funds. Participating insurance companies and owners of variable life insurance policies and variable annuity contracts should consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Funds.
CERTAIN ACCOUNTING INFORMATION
When a Fund writes a call option, an amount equal to the premium received by it is included in its balance sheet as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. The current market value of a written option is the last sale price on the principal exchange on which such option is traded or, in the absence of a sale, the mean between the last bid and offering prices. If an option which a Fund has written on an equity security expires on its stipulated expiration date, or if the Fund enters into a closing purchase transaction, it realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished.
EXPERTS
Ropes & Gray LLP, The Prudential Tower, 800 Boylston Street, Boston, Massachusetts 02199-3600 serves as counsel to the Trust.
The financial statements of the Funds incorporated herein by reference from the Trust’s Annual Reports as of December 31, 2020 have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in its reports which are also incorporated herein by reference. Such financial statements have been so incorporated in reliance upon the reports of Deloitte & Touche LLP given on the authority of that firm as experts in accounting and auditing. Copies of the Trust’s Annual Reports as of December 31, 2020 are available, without charge, upon request by calling 1-888-309-3539.
The name MML Series Investment Fund is the designation of the Trustees under a Declaration of Trust dated December 19, 1984, as restated May 14, 1993 and further amended and restated as of December 15, 2011, as it may be further amended from time to time. The obligations of such Trust are not personally binding upon, nor shall resort be had to the property of, any of the Trustees, shareholders, officers, employees, or agents of such Trust, but only the property of the relevant series of the Trust shall be bound.

APPENDIX A—DESCRIPTION OF SECURITIES RATINGS
Although the ratings of fixed income securities by S&P, Moody’s, and Fitch are a generally accepted measurement of credit risk, they are subject to certain limitations. For example, ratings are based primarily upon historical events and do not necessarily reflect the future. Furthermore, there is a period of time between the issuance of a rating and the update of the rating, during which time a published rating may be inaccurate.
The descriptions of the S&P, Moody’s, and Fitch’s commercial paper and bond ratings are set forth below.
Commercial Paper Ratings:
S&P commercial paper ratings are graded into four categories, ranging from A for the highest quality obligations to D for the lowest. Issues assigned the highest rating of A are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2, and 3 to indicate the relative degree of safety. The A-1 and A-2 categories are described as follows:
A-1—This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics will be noted with a plus (+) sign designation.
A-2—Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.
Moody’s employs three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers. The two highest designations are as follows:
Issuers (or supporting institutions) rated Prime-1 (or P-1) have a superior ability for repayment of senior short-term debt obligations. Prime-1 (or P-1) repayment ability will normally be evidenced by many of the following characteristics:
•
Leading market positions in well-established industries.

•
High rates of return on funds employed.

•
Conservative capitalization structure with moderate reliance on debt and ample asset protection.

•
Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

•
Well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers (or supporting institutions) rated Prime-2 (or P-2) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.
Fitch’s Short-Term Credit Ratings are graded into six categories, ranging from ‘F-1’ for the highest quality obligations to ‘D’ for the lowest. The F-1 and F-2 categories are described as follows:
F-1—Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
F-2—A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.
Bond Ratings:
S&P describes its four highest ratings for corporate debt as follows:
AAA—Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.
AA—Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in a small degree.
A—Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB—Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas such debt normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.
The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.
Moody’s describes its four highest corporate bond ratings as follows:
Aaa—Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt-edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa—Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they compose what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.
A—Bonds which are rated A possess many favorable investment attributes and may be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment in the future.
Baa—Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.
Fitch describes its four highest long-term credit ratings as follows:
AAA—“AAA” ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
AA—“AA” ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
A—“A” ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.
BBB—“BBB” ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category.
A “+” or “–” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” category or to categories below “CCC.”
S&P describes its below investment grade ratings for corporate debt as follows:
BB, B, CCC, CC, C—Debt rated “BB,” “B,” “CCC,” “CC,” and “C” is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation, “BB” indicates the lowest degree of speculation, and “C” the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.
BB—Debt rated “BB” has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The “BB” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “BBB–” rating.
B—Debt rated “B” has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The “B” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “BB” or “BB–” rating.
CCC—Debt rated “CCC” has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The “CCC” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “B” or “B–” rating.
CC—The rating “CC” is typically applied to debt subordinated to senior debt that is assigned an actual or implied “CCC” rating.
C—The rating “C” is typically applied to debt subordinated to senior debt which is assigned an actual or implied “CCC–” debt rating. The “C” rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.
D—Debt rated “D” is in payment default. The “D” rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.
Moody’s describes its below investment grade corporate bond ratings as follows:
Ba—Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B—Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
Caa—Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.
Ca—Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.
C—Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.
Fitch describes its below investment grade long-term credit ratings as follows:
BB—“BB” ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.
B—“B” ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.
CCC, CC, C—Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A “CC” rating indicates that default of some kind appears probable. “C” ratings signal imminent default.
DDD, DD, D—The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. “DDD” obligations have the highest potential for recovery, around 90% – 100% of outstanding amounts and accrued interest. “DD” indicates potential recoveries in the range of 50% – 90% and “D” the lowest recovery potential, i.e., below 50%.
Entities rated in this category have defaulted on some or all of their obligations. Entities rated “DDD” have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process.

Entities rated “DD” and “D” are generally undergoing a formal reorganization or liquidation process; those rated “DD” are likely to satisfy a higher portion of their outstanding obligations, while entities rated “D” have a poor prospect of repaying all obligations.

APPENDIX B—PROXY VOTING POLICIES
The following represents the proxy voting policies (the “Policies”) of MML Series Investment Fund (the “Funds”) with respect to the voting of proxies on behalf of each series of the Funds (the “Series”). It is the policy of the Funds and MML Investment Advisers, LLC (the “Adviser”), as investment manager to the Series, to delegate (with the exception of any “Fund of Funds,” “Feeder Funds,” or “Special Situations” where the Adviser is in the best position to vote the proxy) voting responsibilities and duties with respect to all proxies to the subadvisers (the “Subadvisers”) of the Series.
I. GENERAL PRINCIPLES
In voting proxies, the Subadvisers will be guided by general fiduciary principles and their respective written proxy voting policies. The Subadvisers will act prudently and solely in the best interest of the beneficial owners of the accounts they respectively manage, and for the exclusive purpose of providing benefit to such persons.
II. SUBADVISERS
1.   The Subadvisers each have the duty to provide a copy of their written proxy voting policies to the Adviser and Funds annually. The Subadvisers’ written proxy voting policies will maintain procedures that address potential conflicts of interest.
2.   The Subadvisers will each maintain a record of all proxy votes exercised on behalf of each series of the Funds for which they act as subadviser and will furnish such records to the Adviser and Funds annually.
3.   The Subadvisers will report proxy votes that deviated from their normal proxy voting policies and any exceptions to their proxy voting policies to the Adviser quarterly.
4.   The Subadvisers will provide the Adviser and Funds with all such information and documents relating to the Subadvisers’ proxy voting in a timely manner, as necessary for the Adviser and Funds to comply with applicable laws and regulations.
III. THE FUNDS AND ADVISER
1.   The Chief Compliance Officer of the Funds will annually update the Trustees after a review of proxy voting records.
2.   The Trustees of the Funds will not vote proxies on behalf of the Funds or the Series.
3.   The Adviser will not vote proxies on behalf of the Funds or the Series, except that the Adviser will vote proxies on behalf of any Funds of Funds for which it serves as investment adviser or in Special Situations.
4.   Whenever a Feeder Fund, as an interest holder of a Master Fund, is requested to vote on any matter submitted to interest holders of the Master Fund, the Feeder Fund will either hold a meeting of its shareholders to consider such matters, and the Adviser, on behalf of the Feeder Fund, will cast its votes in proportion to the votes received from the Feeder Fund’s shareholders (shares for which a Feeder Fund receives no voting instructions will be voted in the same proportion as the votes received from the other Feeder Fund shareholders), or the Adviser, on behalf of the Feeder Fund, will cast its votes, as an interest holder of the Master Fund, in proportion to the votes received by the Master Fund from all other interest holders of the Master Fund.
Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, upon request, on the MassMutual website at https://www.massmutual.com/funds and on the Securities and Exchange Commission’s website at http://www.sec.gov.

MML INVESTMENT ADVISERS, LLC
As Investment Adviser to the MassMutual Select Funds, MassMutual Premier Funds,
MML Series Investment Fund and MML Series Investment Fund II
(February 12, 2021)
General Overview
Policy
It is the policy of MML Investment Advisers, LLC (“MML Investment Advisers” or the “Company”) to fulfill its responsibilities under Rule 206(4)-6 (the “Rule”) under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), by delegating to subadvisers for each series of the MassMutual Select Funds, MassMutual Premier Funds, MML Series Investment Fund, and MML Series Investment Fund II (each, a “Trust”) proxy voting related to the securities in each subadviser’s respective portfolio, with the following exceptions: (i) each series of a Trust operating as a “fund of funds” (each a “Fund of Funds” and, collectively, the “Funds of Funds”); (ii) each series of the Trusts operating as a “feeder fund” (each, a “Feeder Fund”) to a “master fund” (“Master Fund”); and (iii) in certain other special situations (“Special Situations”). For these exceptions, MML Investment Advisers will act on behalf of the Trusts to vote proxies (including Information Statements) (“Proxies”), as described below.
Background
MML Investment Advisers currently serves as investment adviser to each of the Trusts, including those series that are Funds of Funds and Feeder Funds. With the exception of one Fund of Funds, the Funds of Funds may invest in other series of the Trusts, mutual funds advised by affiliates of MML Investment Advisers, and mutual funds or exchange-traded funds advised by an unaffiliated investment adviser. With respect to the noted exception, that fund invests exclusively in mutual funds advised by an unaffiliated investment adviser.
MML Investment Advisers will vote Proxies of the underlying funds held by the Funds of Funds, of the related Master Fund for a Feeder Fund, and in certain other Special Situations in accordance with the following procedure.
Procedure
1. When a Fund of Funds holds shares of an underlying fund advised by MML Investment Advisers, MML Investment Advisers will generally vote in favor of proposals recommended by the underlying fund’s Board of Trustees and by a majority of the Trustees of the underlying fund who are not interested persons of the underlying fund or of MML Investment Advisers. However, MML Investment Advisers may alternatively, in its discretion, (i) seek instruction from the Fund of Fund’s Board of Trustees (or any member or committee thereof (provided that such member, or each member of such committee, as the case may be, is not an interested person of the underlying fund or of MML Investment Advisers) delegated authority to provide such instructions to MML Investment Advisers and vote in accordance with such instructions, or (ii) vote in accordance with the recommendation of an independent proxy advisor or consultant retained by MML Investment Advisers to provide a recommendation, on the basis solely of the best interest of the Fund of Funds and its shareholders, as to the matter; provided, however, that prior to taking the action described in clause (ii) above, MML Investment Advisers is required to seek and obtain the prior approval of its Board of Directors. When a quorum is present at any meeting, a majority of the Board members present may take any action. If it is not possible to obtain a quorum of such Board, any action may be taken without a meeting if all Board members consent to the action in writing and such written consents are filed with the records of the meetings of the Board.
2. When a Fund of Funds holds shares of an underlying fund advised by a control affiliate of MML Investment Advisers, MML Investment Advisers will generally vote the shares held by the Fund of Funds in the same proportions (for, against, abstain) as the votes of all other shareholders (other than MML Investment Advisers or a control affiliate of MML Investment Advisers) of such underlying fund. However, MML Investment Advisers may alternatively, in its discretion, (i) seek instruction from the Fund of Funds’ Board of Trustees (or any member or committee thereof (provided that such member, or each member of such committee, as the case may be, is not an interested person of the underlying fund or of MML Investment Advisers) delegated authority to provide such instructions to MML Investment Advisers) and vote in accordance with such instructions, or (ii) vote in accordance with the recommendation of an independent proxy advisor or consultant retained by MML Investment Advisers to provide a recommendation, on the basis solely of the best interest of the Fund of Funds and its shareholders, as to the matter; provided, however, that prior to taking the action described in clause (ii) above, MML Investment Advisers is required to seek and obtain the prior approval of its Board of Directors. When a quorum is present at any meeting, a majority of the Board members present may take any action. If it is not possible to obtain a quorum of such Board, any action may be taken without a meeting if all Board members consent to the action in writing and such written consents are filed with the records of the meetings of the Board.

3. When a Fund of Funds holds shares of an underlying fund not advised by MML Investment Advisers or a control affiliate of MML Investment Advisers, MML Investment Advisers will generally vote the shares held by the Fund of Funds in the same proportions (for, against, abstain) as the votes of all other shareholders of such underlying fund. However, MML Investment Advisers may alternatively, in its discretion, (i) seek instruction from the Fund of Funds’ Board of Trustees (or any member or committee thereof delegated authority to provide such instructions to MML Investment Advisers) and vote in accordance with such instructions, or (ii) vote in accordance with the recommendation of an independent proxy advisor or consultant retained by MML Investment Advisers to provide a recommendation, on the basis solely of the best interest of the Fund of Funds and its shareholders, as to the matter; provided, however, that prior to taking the action described in clause (ii) above, MML Investment Advisers is required to seek and obtain the prior approval of its Board of Directors. When a quorum is present at any meeting, a majority of the Board members present may take any action. If it is not possible to obtain a quorum of such Board, any action may be taken without a meeting if all Board members consent to the action in writing and such written consents are filed with the records of the meetings of the Board.
4. Notwithstanding paragraph 3 above, (i) in the event a Fund of Funds is investing in an underlying fund pursuant to an exemptive order from the U.S. Securities and Exchange Commission, MML Investment Advisers will vote the shares held by the Fund of Funds in accordance with any conditions set forth in the order; or (ii) in the event a Fund of Funds is investing in an underlying fund pursuant to Section 12(d)(1)(F) of the Investment Company Act of 1940, as amended, MML Investment Advisers will vote the shares held by the Fund of Funds either by seeking instructions from the Fund of Funds’ shareholders or vote the shares in the same proportions (for, against, abstain) as the votes of all other shareholders of the underlying fund.
5. When a fund is structured as a Feeder Fund that is an interest holder of a Master Fund and is requested to vote on any matter submitted to interest holders of the Master Fund, MML Investment Advisers will, on behalf of the Feeder Fund, generally vote the shares held by the Feeder Fund in the same proportions (for, against, abstain) as the votes of all other interest holders of such Master Fund. However, if the Feeder Fund elects to hold a meeting of its own shareholders to consider such matters, MML Investment Advisers will, on behalf of the Feeder Fund, vote the shares held by the Feeder Fund in proportion to the votes received from its shareholders, with shares for which a Feeder Fund receives no voting instructions being voted in the same proportion as the votes received from the other Feeder Fund shareholders.
6. Although rare, there is a possibility of Special Situations presented where MML Investment Advisers is in the best position to vote Proxies. In those Special Situations, which are determined by the Investment Management team in consultation with MML Investment Advisers’ Chief Compliance Officer and/or legal counsel, MML Investment Advisers (i) will, when the Special Situation involves a proxy for a Funds’ investment in another mutual fund or pooled investment vehicle, generally vote the shares held in the same proportions (for, against, abstain) as the votes of all other shareholders of such underlying fund; (ii) may seek instruction from the relevant Trust’s Board of Trustees (or any member or committee thereof delegated authority to provide such instructions to MML Investment Advisers) and vote in accordance with such instructions; or (iii) may vote in accordance with the recommendation of an independent proxy advisor or consultant retained by MML Investment Advisers to provide a recommendation, on the basis solely of the best interest of the Trust and its shareholders, as to the matter; provided, however, that prior to taking the action described in clause (iii) above, MML Investment Advisers is required to seek and obtain the prior approval of its Board of Directors. When a quorum is present at any meeting, a majority of the Board members present may take any action. If it is not possible to obtain a quorum of such Board, any action may be taken without a meeting if all Board members consent to the action in writing and such written consents are filed with the records of the meetings of the Board.
Operating Procedures
MML Investment Advisers exercises its proxy voting responsibility with respect to the Funds of Funds, Feeder Funds, and Special Situations through the Investment Management team.
All proxy statements, including Information Statements (“Proxy Statements”) and proxy cards received by associates relating to a Fund of Funds, Feeder Fund, or Special Situations are to be immediately forwarded to the Investment Management team. The head of Investment Management or his/her designee, then is responsible for (i) logging, reviewing and casting the vote for all Proxies solicited and received, (ii) voting such Proxies in a manner consistent with these policies and procedures, (iii) documenting the method followed in determining how to cast the vote, and (iv) maintaining the records required by Rule 204-2 under the Advisers Act.

Record Retention
The Investment Management team will retain for such time periods as set forth in Rule 204-2:
•
Copies of all policies and procedures required by the Rule;

•
A copy of each Proxy Statement that MML Investment Advisers receives regarding a Fund of Fund’s or Feeder Fund’s investments;

•
A copy of each Proxy Statement that MML Investment Advisers receives regarding a Special Situation;

•
A record of each vote cast by MML Investment Advisers on behalf of a Fund of Funds, a Feeder Fund, or in a Special Situation; and

•
A copy of any document created by MML Investment Advisers that was material to making a decision how to vote Proxies on behalf of a Fund of Funds, a Feeder Fund, or in a Special Situation or that otherwise memorializes the basis for that decision.

ALLIANCEBERNSTEIN L.P.
March 2021
PROXY VOTING AND
GOVERNANCE POLICY

EXHIBITS
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Proxy Voting and Governance Committee Members

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Proxy Voting Guideline Summary

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Proxy Voting Conflict of Interest Form

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Statement of Policy Regarding Responsible Investment

1.
INTRODUCTION

AllianceBernstein L.P. (“AB”) mission is to deliver better investment outcomes to our clients through differentiated research insights and innovative portfolio solutions in our clients’ best interests. As a fiduciary, we place the interests of our clients first and treat all our clients fairly and equitably, and as an investment adviser we are stewards of our client’s capital, and have an obligation to responsibly allocate, manage and oversee their investments to create sustainable, long-term shareholder value.
To be effective stewards of our client’s investments, we need to invest responsibly. We believe that integration of environmental, social and governance (“ESG”) including climate change considerations into our investment and research processes allows us to promote long-term shareholder value by capturing a more comprehensive set of risks and opportunities. Proxy voting is an integral part of this process, enabling us to act as shareholder advocates to support strong corporate governance structures, shareholder rights, transparency and disclosure, and encourage corporate action on material ESG and climate issues.
This Proxy Voting and Governance Policy (“Proxy Voting and Governance Policy” or “Policy”), outlines our principles for proxy voting, includes a wide range of issues that often appear on voting ballots, and applies to all of AB’s internally managed assets, globally. It is intended for use by those involved in the proxy voting decision-making process and those responsible for the administration of proxy voting (“members of Responsible Investing team”), in order to ensure that this Policy and its procedures are implemented consistently. This Policy forms part of a suite of policies and frameworks beginning with AB’s Stewardship Statement that outlines our approach to responsibility, responsible investing, stewardship, engagement, climate change, human rights, global slavery and human trafficking, and controversial investments.
This Policy is overseen by the Proxy Voting and Governance Committee (“Proxy Voting and Governance Committee” or “Committee”), which provides oversight and includes senior representatives from Equities, Fixed Income, Responsibility, Legal and Operations. It is the responsibility of the Committee to evaluate and maintain proxy voting procedures and guidelines, to evaluate proposals and issues not covered by these guidelines, to consider changes in policy, and to review the Policy no less frequently than annually. In addition, the Committee meets at least three times a year and as necessary to address special situations.
2.
RESEARCH UNDERPINS DECISION MAKING

As a research-driven firm, we approach our proxy voting responsibilities with the same commitment to rigorous research and engagement that we apply to all of our investment activities. The different investment philosophies utilized by our investment teams may occasionally result in different conclusions being drawn regarding certain proposals. In turn, our votes on some proposals may vary by issuer while maintaining the goal of maximizing the value of the securities in client portfolios.
We sometimes manage accounts where proxy voting is directed by clients or newly-acquired subsidiary companies. In these cases, voting decisions may deviate from this Policy. Where we have agreed to vote proxies on behalf of our clients, we have an obligation to vote proxies in a timely manner and we apply the principles in this policy to our proxy decisions.
RESEARCH SERVICES
We subscribe to the corporate governance and proxy research services of vendors such as Institutional Shareholder Services Inc. (“ISS”) and Glass Lewis at different levels. All our investment professionals can access these materials via the members of Responsible Investing team and/or the Committee.
ENGAGEMENT
In evaluating proxy issues and determining our votes, we welcome and seek out the points of view of various parties. Internally, members of the Responsible Investing team may consult the Committee, Chief Investment Officers, Portfolio Managers, and/or Research Analysts across our equities platforms, and Portfolio Managers who manage accounts a stock is held. Externally, we may engage with companies in advance of their Annual General Meeting, and throughout the year. We believe engagement provides the opportunity to share our philosophy, our corporate governance values, and more importantly, affect positive change. Also, these meetings often are joint efforts between the investment professionals, who are best positioned to comment on company-specific details, and members of the Responsible Investing team, who offer a more holistic view of ESG and climate practices and relevant trends. In addition, we engage with shareholder proposal proponents and other stakeholders to understand different viewpoints and objectives.

3.
PROXY VOTING GUIDELINES

Our proxy voting guidelines are both principles-based and rules-based. We adhere to a core set of principles that are described in this Policy. We assess each proxy proposal in light of these principles. Our proxy voting “litmus test” will always be what we view as most likely to maximize long-term shareholder value. We believe that authority and accountability for setting and executing corporate policies, goals and compensation generally should rest with the board of directors and senior management. In return, we support strong investor rights that allow shareholders to hold directors and management accountable if they fail to act in the best interests of shareholders.
With this as a backdrop, our proxy voting guidelines pertaining to specific issues are set forth below. We generally vote proposals in accordance with these guidelines but, consistent with our “principles-based” approach to proxy voting, we may deviate from the guidelines if warranted by the specific facts and circumstances of the situation (i.e., if, under the circumstances, we believe that deviating from our stated policy is necessary to help maximize long-term shareholder value). In addition, these guidelines are not intended to address all issues that may appear on all proxy ballots. We will evaluate on a case-by-case basis any proposal not specifically addressed by these guidelines, whether submitted by management or shareholders, always keeping in mind our fiduciary duty to make voting decisions that, by maximizing long-term shareholder value, are in our clients’ best interests.
SHAREHOLDER PROPOSAL ASSESSMENT FRAMEWORK
AB’s commitment to maximize the long-term value of clients’ portfolios as a shareholder advocate transcends through how we analyze shareholder proposals. Rather than opting to automatically support all shareholder proposals that mention an ESG or climate issue, we evaluate whether or not those requests will actually enhance shareholder value for our clients. A proposal that promotes genuine improvement in the way a company addresses an ESG or climate issue, thereby managing a more comprehensive risk and opportunities for a company’s business, should consider following core factors, but not limited to:
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Materiality of the mentioned ESG or climate issue for the company’s business

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The company’s current practice, policy and framework

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Prescriptiveness of the proposal – does the shareholder demand unreasonably restrict management from conducting its business?

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Context of the shareholder proposal – is the proponent tied to any particular interest group(s)? Does the proposal aim to promote the interest of shareholders or the group that that they are associated with?

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How does the proposal add value for shareholders?

We consider ESG and climate as an important element that will improve the accuracy of our valuation of companies by incorporating a more comprehensive set of risks and opportunities from a long-term shareholder value perspective.
3.1
BOARD AND DIRECTOR PROPOSALS

1.
Director Accountability on Material Environmental and Social Topics Impacting Shareholder Value: Climate Risk Management and Human Rights Oversight

AB believes that director accountability is a critical element of corporate governance. The successful governance of a company is demonstrated through shareholder responsiveness, proactive outreach by the board and management along with enhanced long-term shareholder value through a more comprehensive oversight on risk and opportunities. In fulfilling its fiduciary duty by evaluating investee companies’ adaptiveness to evolving climate risks, AB targeted its significant holdings to engage on climate strategy through a firmwide campaign. Companies that failed to respond will be assigned a negative vote towards responsible incumbent director(s). Human Rights and modern slavery oversight is another topic on which AB will make a proactive assessment of its portfolio companies and hold respective directors accountable as defined by the committee charter of each issuer.

2.
Establish New Board Committees and Elect Board Members with Specific Expertise (SHP) CASE-BY-CASE

We believe that establishing committees should be the prerogative of a well-functioning board of directors. However, we may support shareholder proposals to establish additional board committees to address specific shareholder issues, including ESG and climate issues. We consider on a case-by-case basis proposals that require the addition of a board member with a specific area of expertise.
3.
Changes in Board Structure and Amending the Articles of Incorporation FOR

Companies may propose various provisions with respect to the structure of the board of directors, including changing the manner in which board vacancies are filled, directors are nominated and the number of directors. Such proposals may require amending the charter or by-laws or may otherwise require shareholder approval. When these proposals are not controversial or meant as an anti-takeover device, which is generally the case, we vote in their favor. However, if we believe a proposal is intended as an anti-takeover device and diminishes shareholder rights, we generally vote against.
We may vote against directors for amending by-laws without seeking shareholder approval and/or restricting or diminishing shareholder rights.
4.
Classified Boards AGAINST

A classified board typically is divided into three separate classes. Each class holds office for a term of two or three years. Only a portion of the board can be elected or replaced each year. Because this type of proposal has fundamental anti-takeover implications, we generally oppose the adoption of classified boards unless there is a justifiable financial reason or an adequate sunset provision exists. We may also vote against directors that fail to implement shareholder approved proposals to declassify boards that we previously supported.
5.
Director Liability and Indemnification CASE-BY-CASE

Some companies argue that increased indemnification and decreased liability for directors are important to ensure the continued availability of competent directors. However, others argue that the risk of such personal liability minimizes the propensity for corruption and recklessness.
We generally support indemnification provisions that are consistent with the local jurisdiction in which the company has been formed. We vote in favor of proposals adopting indemnification for directors with respect to acts conducted in the normal course of business. We also vote in favor of proposals that expand coverage for directors and officers where, despite an unsuccessful legal defense, we believe the director or officer acted in good faith and in the best interests of the company. We oppose proposals to indemnify directors for gross negligence.
6.
Disclose CEO Succession Plan (SHP) FOR

Proposals like these are often suggested by shareholders of companies with long-tenured CEOs and/or high employee turnover rates. Even though some markets might not require the disclosure of a CEO succession plan, we do think it is good business practice and will support these proposals.
7.
Election of Directors FOR

The election of directors is an important vote. We expect directors to represent shareholder interests at the company and maximize shareholder value. We generally vote in favor of the management-proposed slate of directors while considering a number of factors, including local market best practice. We believe companies should have a majority of independent directors and independent key committees. However, we will incorporate local market regulation and corporate governance codes into our decision making. We may support more progressive requirements than those implemented in a local market if we believe more progressive requirements may improve corporate governance practices. We will generally regard a director as independent if the director satisfies the criteria for independence (i) espoused by the primary exchange on which the company’s shares are traded, or (ii) set forth in the code we determine to be best practice in the country where the subject company is domiciled and may take into account affiliations, related-party transactions and prior service to the company,. We consider the election of directors who are “bundled” on a single slate to be a poor governance practice and vote on a case-by-case basis considering the amount of information available and an assessment of the group’s qualifications.

In addition:
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We believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. We may vote against directors (or withhold votes for directors if plurality voting applies) who fail to act on key issues. We oppose directors who fail to attend at least 75% of board meetings within a given year without a reasonable excuse.

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We may abstain or vote against (depending on a company’s history of disclosure in this regard) directors of issuers where there is insufficient information about the nominees disclosed in the proxy statement.

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We may vote against directors for poor compensation, audit or governance practices including the lack of a formal key committee.

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We may vote against directors for unilateral bylaw amendments that diminish shareholder rights.

We also may consider engaging company management (by phone, in writing and in person), until any issues have been satisfactorily resolved.
a.
Controlled Company ExemptionCASE-BY-CASE

In certain markets, a different standard for director independence may be applicable for controlled companies, which are companies where more than 50% of the voting power is held by an individual, group or another company, or as otherwise defined by local market standards. We may take these local standards into consideration when determining the appropriate level of independence required for the board and key committees.
Exchanges in certain jurisdictions do not have a controlled company exemption (or something similar). In such a jurisdiction, if a company has a majority shareholder or group of related majority shareholders with a majority economic interest, we generally will not oppose that company’s directors simply because the board does not include a majority of independent members, although we may take local standards into consideration when determining the appropriate level of independence required for the board and key committees. We will, however, consider these directors in a negative light if the company has a history of violating the rights of minority shareholders.
b.
Voting for Director Nominees in a Contested Election CASE-BY-CASE

Votes in a contested election of directors are evaluated on a case-by-case basis with the goal of maximizing shareholder value.
8.
Board Capacity

We believe that incorporating an assessment of each director’s capacity into consideration for a director election is essential to promote meaningful board oversight of the management. Director effectiveness aside, a social externality arises when the practice of directors serving on many public company boards becomes widespread, as this limits the opportunities for other board candidates, particularly diverse candidates. AB currently votes against the appointment of directors who occupy, or would occupy following the vote, 4 or more outside public company board seats for non-CEOs, 3 or more outside public company board seats for the sitting CEO of the company in question and 2 or more outside public company board seats for sitting CEOs of companies other than the company under consideration. We may also exercise flexibility on occasions where the “over-boarded” director nominee’s presence on the board is critical, based on company specific contexts in absence of any notable accountability concerns.
9.
Board Diversity

Diversity is an important element of assessing the board’s quality, as it promotes wider range of perspectives to be considered for companies to both strategize and mitigate risks. In line with this view, several European countries legally require a quota of female directors. Other European countries have a comply-or-explain policy. In the U.S., California requires corporations headquartered in the State of California to have at least one female director on board.
We believe that boards should develop, as part of their refreshment process, a framework for identifying diverse candidates for all open board positions. We believe diversity is broader than gender and should also take into consideration factors such as business experience, ethnicity, tenure and nationality. As such, we generally vote in favor of proposals that encourage the adoption of a diverse search policy (“Rooney Rule”), assuring that each director search includes at least one woman, and in the US, at least one underrepresented person of color, in the slate of nominees. This translates to following two voting approach:

a.
Gender Diversity:

AB will generally vote against the nominating/governance committee chair, or a relevant incumbent member in case of classified boards, when the board has no female members. In Japan, we will vote against the top management. This approach applies globally.
b.
Ethnic and Racial Diversity:

AB will escalate the topic of board level ethnic/racial diversity and engage with its significant holdings that lack a minority ethnic/racial representation on board through 2021. Based on the outcome, AB will begin voting against the nominating/governance committee chair or a relevant incumbent member for classified boards of companies that lack minority ethnic/racial representation on board in 2022.
10.
Independent Lead Director (SHP) FOR

We support shareholder proposals that request a company to amend its by-laws to establish an independent lead director, if the position of chairman is non-independent. We view the existence of a strong independent lead director, whose role is robust and includes clearly defined duties and responsibilities, such as the authority to call meetings and approve agendas, as a good example of the sufficient counter-balancing governance. If a company has such an independent lead director in place, we will generally oppose a proposal to require an independent board chairman, barring any additional board leadership concerns.
11.
Limit Term of Directorship (SHP) CASE-BY-CASE

These proposals seek to limit the term during which a director may serve on a board to a set number of years.
Accounting for local market practice, we generally consider a number of factors, such as overall level of board independence, director qualifications, tenure, board diversity and board effectiveness in representing our interests as shareholders, in assessing whether limiting directorship terms is in shareholders’ best interests. Accordingly, we evaluate these items case-by-case.
12.
Majority of Independent1 Directors (SHP) FOR

Each company’s board of directors has a duty to act in the best interest of the company’s shareholders at all times. We believe that these interests are best served by having directors who bring objectivity to the company and are free from potential conflicts of interests. Accordingly, we support proposals seeking a majority of independent directors on the board while taking into consideration local market regulation and corporate governance codes.
13.
Majority of Independent Directors on Key Committees (SHP) FOR

In order to ensure that those who evaluate management’s performance, recruit directors and set management’s compensation are free from conflicts of interests, we believe that the audit,2 nominating/governance, and compensation committees should be composed of a majority of independent directors while taking into consideration local market regulation, corporate governance codes, and controlled company status.
14.
Majority Votes for Directors (SHP) FOR

We believe that good corporate governance requires shareholders to have a meaningful voice in the affairs of the company. This objective is strengthened if directors are elected by a majority of votes cast at an annual meeting rather than by the plurality method commonly used. With plurality voting a director could be elected by a single affirmative vote even if the rest of the votes were withheld.
We further believe that majority voting provisions will lead to greater director accountability. Therefore, we support shareholder proposals that companies amend their by-laws to provide that director nominees be elected by an affirmative vote of a majority of the votes cast, provided the proposal includes a carve-out to provide for plurality voting in contested elections where the number of nominees exceeds the number of directors to be elected.

1
For purposes of this Policy, generally, we will consider a director independent if the director satisfies the independence definition set forth in the listing standards of the exchange on which the common stock is listed. However, we may deem local independence classification criteria insufficient.

2
Pursuant to the SEC rules, adopted pursuant to the Sarbanes-Oxley Act of 2002, as of October 31, 2004, each U.S. listed issuer must have a fully independent audit committee.

15.
Removal of Directors Without Cause (SHP) FOR

Company by-laws sometimes define cause very narrowly, including only conditions of criminal indictment, final adverse adjudication that fiduciary duties were breached or incapacitation, while also providing shareholders with the right to remove directors only upon “cause”.
We believe that the circumstances under which shareholders have the right to remove directors should not be limited to those traditionally defined by companies as “cause”. We also believe that shareholders should have the right to conduct a vote to remove directors who fail to perform in a manner consistent with their fiduciary duties or representative of shareholders’ best interests. And, while we would prefer shareholder proposals that seek to broaden the definition of “cause” to include situations like these, we generally support proposals that would provide shareholders with the right to remove directors without cause.
16.
Require Independent Board Chairman (SHP) CASE-BY-CASE

We believe there can be benefits to an executive chairman and to having the positions of chairman and CEO combined as well as split. When the chair is non-independent the company must have sufficient counter-balancing governance in place, generally through a strong independent lead director. Also, for companies with smaller market capitalizations, separate chairman and CEO positions may not be practical.
3.2
COMPENSATION PROPOSALS

17.
Pro Rata Vesting of Equity Compensation Awards-Change in Control (SHP) CASE-BY-CASE

We examine proposals on the treatment of equity awards in the event of a change in control on a case-by-case basis. If a change in control is accompanied by termination of employment, often referred to as a double-trigger, we generally support accelerated vesting of equity awards. If, however, there is no termination agreement in connection with a change in control, often referred to as a single-trigger, we generally prefer pro rata vesting of outstanding equity awards.
18.
Adopt Policies to Prohibit any Death Benefits to Senior Executives (SHP) AGAINST

We view these bundled proposals as too restrictive and conclude that blanket restrictions on any and all such benefits, including the payment of life insurance premiums for senior executives, could put a company at a competitive disadvantage.
19.
Advisory Vote to Ratify Directors’ Compensation (SHP)FOR

Similar to advisory votes on executive compensation, shareholders may request a non-binding advisory vote to approve compensation given to board members. We generally support this item.
20.
Amend Executive Compensation Plan Tied to Performance (Bonus Banking) (SHP)AGAINST

These proposals seek to force a company to amend executive compensation plans such that compensation awards tied to performance are deferred for shareholder specified and extended periods of time. As a result, awards may be adjusted downward if performance goals achieved during the vesting period are not sustained during the added deferral period.
We believe that most companies have adequate vesting schedules and clawbacks in place. Under such circumstances, we will oppose these proposals. However, if a company does not have what we believe to be adequate vesting and/or clawback requirements, we decide these proposals on a case-by-case basis.
21.
Approve Remuneration for Directors and AuditorsCASE-BY-CASE

We will vote on a case-by-case basis where we are asked to approve remuneration for directors or auditors. We will generally oppose performance-based remuneration for non-executive directors as this may compromise independent oversight. However, where disclosure relating to the details of such remuneration is inadequate or provided without sufficient time for us to consider our vote, we may abstain or vote against, depending on the adequacy of the company’s prior disclosures in this regard and the local market practice.

22.
Approve Retirement Bonuses for Directors (Japan and South Korea) CASE-BY-CASE

Retirement bonuses are customary in Japan and South Korea. Companies seek approval to give the board authority to grant retirement bonuses for directors and/or auditors and to leave the exact amount of bonuses to the board’s discretion. We will analyze such proposals on a case-by-case basis, considering management’s commitment to maximizing long-term shareholder value. However, when the details of the retirement bonus are inadequate or undisclosed, we may abstain or vote against.
23.
Approve Special Payments to Continuing Directors and Auditors (Japan) CASE-BY-CASE

In conjunction with the abolition of a company’s retirement allowance system, we will generally support special payment allowances for continuing directors and auditors if there is no evidence of their independence becoming impaired. However, when the details of the special payments are inadequate or undisclosed, we may abstain or vote against.
24.
Disclose Executive and Director Pay (SHP) CASE-BY-CASE

The United States Securities and Exchange Commissions (“SEC”) has adopted rules requiring increased and/or enhanced compensation-related and corporate governance-related disclosure in proxy statements and Forms 10-K. Similar steps have been taken by regulators in foreign jurisdictions. We believe the rules enacted by the SEC and various foreign regulators generally ensure more complete and transparent disclosure. Therefore, while we will consider them on a case-by-case basis (analyzing whether there are any relevant disclosure concerns), we generally vote against shareholder proposals seeking additional disclosure of executive and director compensation, including proposals that seek to specify the measurement of performance-based compensation, if the company is subject to SEC rules or similar rules espoused by a regulator in a foreign jurisdiction. Similarly, we generally support proposals seeking additional disclosure of executive and director compensation if the company is not subject to any such rules.
25.
Executive and Employee Compensation Plans, Policies and Reports CASE-BY-CASE

Compensation plans (“Compensation Plans”) usually are complex and are a major corporate expense, so we evaluate them carefully and on a case-by-case basis. In all cases, however, we assess each proposed Compensation Plan within the framework of four guiding principles, each of which ensures a company’s Compensation Plan helps to align the long-term interests of management with shareholders:
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Valid measures of business performance tied to the firm’s strategy and shareholder value creation, which are clearly articulated and incorporate appropriate time periods, should be utilized;

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Compensation costs should be managed in the same way as any other expense;

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Compensation should reflect management’s handling, or failure to handle, any recent social, environmental, governance, ethical or legal issue that had a significant adverse financial or reputational effect on the company; and

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In granting compensatory awards, management should exhibit a history of integrity and decision-making based on logic and well thought out processes.

We may oppose plans which include, and directors who establish, compensation plan provisions deemed to be poor practice such as automatic acceleration of equity, or single-triggered, in the event of a change in control.
Although votes on compensation plans are by nature only broad indications of shareholder views, they do lead to more compensation-related dialogue between management and shareholders and help ensure that management and shareholders meet their common objective: maximizing shareholder value.
In markets where votes on compensation plans are not required for all companies, we will support shareholder proposals asking the board to adopt such a vote on an advisory basis.
Where disclosure relating to the details of Compensation Plans is inadequate or provided without sufficient time for us to consider our vote, we may abstain or vote against, depending on the adequacy of the company’s prior disclosures in this regard. Where appropriate, we may raise the issue with the company directly or take other steps.

26.
Limit Executive Pay (SHP) CASE-BY-CASE

We believe that management and directors, within reason, should be given latitude in determining the mix and types of awards offered to executive officers. We vote against shareholder proposals seeking to limit executive pay if we deem them too restrictive. Depending on our analysis of the specific circumstances, we are generally against requiring a company to adopt a policy prohibiting tax gross up payments to senior executives.
27.
Mandatory Holding Periods (SHP) AGAINST

We generally vote against shareholder proposals asking companies to require a company’s executives to hold stock for a specified period of time after acquiring that stock by exercising company-issued stock options (i.e., precluding “cashless” option exercises), unless we believe implementing a mandatory holding period is necessary to help resolve underlying problems at a company that have hurt, and may continue to hurt, shareholder value. We are generally in favor of reasonable stock ownership guidelines for executives.
28.
Performance-Based Stock Option Plans (SHP) CASE-BY-CASE

These shareholder proposals require a company to adopt a policy that all or a portion of future stock options granted to executives be performance-based. Performance-based options usually take the form of indexed options (where the option sale price is linked to the company’s stock performance versus an industry index), premium priced options (where the strike price is significantly above the market price at the time of the grant) or performance vesting options (where options vest when the company’s stock price exceeds a specific target). Proponents argue that performance-based options provide an incentive for executives to outperform the market as a whole and prevent management from being rewarded for average performance. We believe that management, within reason, should be given latitude in determining the mix and types of awards it offers. However, we recognize the benefit of linking a portion of executive compensation to certain types of performance benchmarks. While we will not support proposals that require all options to be performance-based, we will generally support proposals that require a portion of options granted to senior executives be performance-based. However, because performance-based options can also result in unfavorable tax treatment and the company may already have in place an option plan that sufficiently ties executive stock option plans to the company’s performance, we will consider such proposals on a case-by-case basis.
29.
Prohibit Relocation Benefits to Senior Executives (SHP)AGAINST

We do not consider such perquisites to be problematic pay practices as long as they are properly disclosed. Therefore we will vote against shareholder proposals asking to prohibit relocation benefits.
30.
Recovery of Performance-Based Compensation (SHP) FOR

We generally support shareholder proposals requiring the board to seek recovery of performance-based compensation awards to senior management and directors in the event of a fraud or other reasons that resulted in the detriment to shareholder value and/or company reputation due to gross ethical lapses. In deciding how to vote, we consider the adequacy of existing company clawback policy, if any.
31.
Submit Golden Parachutes/Severance Plans to a Shareholder Vote (SHP) FOR

Golden Parachutes assure key officers of a company lucrative compensation packages if the company is acquired and/or if the new owners terminate such officers. We recognize that offering generous compensation packages that are triggered by a change in control may help attract qualified officers. However, such compensation packages cannot be so excessive that they are unfair to shareholders or make the company unattractive to potential bidders, thereby serving as a constructive anti-takeover mechanism. Accordingly, we support proposals to submit severance plans (including supplemental retirement plans), to a shareholder vote, and we review proposals to ratify or redeem such plans retrospectively on a case-by-case basis.
32.
Submit Golden Parachutes/Severance Plans to a Shareholder Vote Prior to Their Being Negotiated by Management (SHP) CASE-BY-CASE

We believe that in order to attract qualified employees, companies must be free to negotiate compensation packages without shareholder interference. However, shareholders must be given an opportunity to analyze a compensation plan’s final, material terms in order to ensure it is within acceptable limits. Accordingly, we evaluate proposals that require submitting severance plans and/or employment contracts for a shareholder vote prior to being negotiated by management on a case-by-case basis.

33.
Submit Survivor Benefit Compensation Plan to Shareholder Vote (SHP) FOR

Survivor benefit compensation plans, or “golden coffins”, can require a company to make substantial payments or awards to a senior executive’s beneficiaries following the death of the senior executive. The compensation can take the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards. This compensation would not include compensation that the senior executive chooses to defer during his or her lifetime.
We recognize that offering generous compensation packages that are triggered by the passing of senior executives may help attract qualified officers. However, such compensation packages cannot be so excessive that they are unfair to shareholders or make the company unattractive to potential bidders, thereby serving as a constructive anti-takeover mechanism.
3.3
CAPITAL CHANGES AND ANTI-TAKEOVER PROPOSALS

34.
Amend Exclusive Forum Bylaw (SHP) AGAINST

We will generally oppose proposals that ask the board to repeal the company’s exclusive forum bylaw. Such bylaws require certain legal action against the company to take place in the state of the company’s incorporation. The courts within the state of incorporation are considered best suited to interpret that state’s laws.
35.
Amend Net Operating Loss (“NOL”) Rights Plans FOR

NOL Rights Plans are established to protect a company’s net operating loss carry forwards and tax credits, which can be used to offset future income. We believe this is a reasonable strategy for a company to employ. Accordingly, we will vote in favor of NOL Rights Plans unless we believe the terms of the NOL Rights Plan may provide for a long-term anti-takeover device.
36.
Authorize Share Repurchase FOR

We generally support share repurchase proposals that are part of a well-articulated and well-conceived capital strategy. We assess proposals to give the board unlimited authorization to repurchase shares on a case-by-case basis.
Furthermore, we would generally support the use of derivative instruments (e.g., put options and call options) as part of a share repurchase plan absent a compelling reason to the contrary. Also, absent a specific concern at the company, we will generally support a repurchase plan that could be continued during a takeover period.
37.
Blank Check Preferred Stock AGAINST

Blank check preferred stock proposals authorize the issuance of certain preferred stock at some future point in time and allow the board to establish voting, dividend, conversion and other rights at the time of issuance. While blank check preferred stock can provide a corporation with the flexibility needed to meet changing financial conditions, it also may be used as the vehicle for implementing a “poison pill” defense or some other entrenchment device.
We are concerned that, once this stock has been authorized, shareholders have no further power to determine how or when it will be allocated. Accordingly, we generally oppose this type of proposal.
38.
Corporate Restructurings, Merger Proposals and Spin-Offs CASE-BY-CASE

Proposals requesting shareholder approval of corporate restructurings, merger proposals and spin-offs are determined on a case-by-case basis. In evaluating these proposals and determining our votes, we are singularly focused on meeting our goal of maximizing long-term shareholder value.
39.
Elimination of Preemptive Rights CASE-BY-CASE

Preemptive rights allow the shareholders of the company to buy newly-issued shares before they are offered to the public in order to maintain their percentage ownership. We believe that, because preemptive rights are an important shareholder right, careful scrutiny must be given to management’s attempts to eliminate them. However, because preemptive rights can be prohibitively expensive to widely-held companies, the benefit of such rights will be weighed against the economic effect of maintaining them.

40.
Expensing Stock Options (SHP) FOR

US generally-accepted accounting principles require companies to expense stock options, as do the accounting rules in many other jurisdictions (including those jurisdictions that have adopted IFRS — international financial reporting standards). If a company is domiciled in a jurisdiction where the accounting rules do not already require the expensing of stock options, we will support shareholder proposals requiring this practice and disclosing information about it.
41.
Fair Price Provisions CASE-BY-CASE

A fair price provision in the company’s charter or by laws is designed to ensure that each shareholder’s securities will be purchased at the same price if the corporation is acquired under a plan not agreed to by the board. In most instances, the provision requires that any tender offer made by a third party must be made to all shareholders at the same price.
Fair pricing provisions attempt to prevent the “two tiered front loaded offer” where the acquirer of a company initially offers a premium for a sufficient percentage of shares of the company to gain control and subsequently makes an offer for the remaining shares at a much lower price. The remaining shareholders have no choice but to accept the offer. The two tiered approach is coercive as it compels a shareholder to sell his or her shares immediately in order to receive the higher price per share. This type of tactic has caused many states to adopt fair price provision statutes to restrict this practice.
We consider fair price provisions on a case-by-case basis. We oppose any provision where there is evidence that management intends to use the provision as an anti-takeover device as well as any provision where the shareholder vote requirement is greater than a majority of disinterested shares (i.e., shares beneficially owned by individuals other than the acquiring party).
42.
Increase Authorized Common Stock CASE-BY-CASE

In general we regard increases in authorized common stock as serving a legitimate corporate purpose when used to: implement a stock split, aid in a recapitalization or acquisition, raise needed capital for the firm, or provide for employee savings plans, stock option plans or executive compensation plans. That said, we may oppose a particular proposed increase if we consider the authorization likely to lower the share price (this would happen, for example, if the firm were proposing to use the proceeds to overpay for an acquisition, to invest in a project unlikely to earn the firm’s cost of capital, or to compensate employees well above market rates). We oppose increases in authorized common stock where there is evidence that the shares are to be used to implement a “poison pill” or another form of anti-takeover device, or if the issuance of new shares would, in our judgment, excessively dilute the value of the outstanding shares upon issuance. In addition, a satisfactory explanation of a company’s intentions—going beyond the standard “general corporate purposes”—must be disclosed in the proxy statement for proposals requesting an increase of greater than 100% of the shares outstanding. We view the use of derivatives, particularly warrants, as legitimate capital-raising instruments and apply these same principles to their use as we do to the authorization of common stock. Under certain circumstances where we believe it is important for shareholders to have an opportunity to maintain their proportional ownership, we may oppose proposals requesting shareholders approve the issuance of additional shares if those shares do not include preemptive rights.
In Hong Kong, it is common for companies to request board authority to issue new shares up to 20% of outstanding share capital. The authority typically lapses after one year. We may vote against plans that do not prohibit issuing shares at a discount, taking into account whether a company has a history of doing so.
43.
Issuance of Equity Without Preemptive Rights FOR

We are generally in favor of issuances of equity without preemptive rights of up to 30% of a company’s outstanding shares unless there is concern that the issuance will be used in a manner that could hurt shareholder value (e.g., issuing the equity at a discount from the current market price or using the equity to help create a “poison pill” mechanism).
44.
Multi Class Equity Structure AGAINST

The one share, one vote principle – stating that voting power should be proportional to an investor’s economic ownership – is generally preferred in order to hold the board accountable to shareholders. AB’s general expectation of companies with multi class equity structures is to attach safeguards for minority shareholders when appropriate and in a cost-effective manner, which may include measures such as sunset provisions or requiring periodic shareholder reauthorizations. We expect Boards to routinely review existing multi-class vote structures and share their current view.
With that backdrop, we acknowledge that multi-class structures may be beneficial for a period of time, allowing management to focus on longer-term value creation which benefits all shareholders. Accordingly, AB recommends companies that had IPO in the past 2 years to institute a time-based sunset to be triggered 7 years from the year of IPO. In 2021, we will engage with companies in our significant holdings universe that fall under this category. We may vote against the relevant board member of companies that remain unresponsive starting 2022 AGM, unless there is a valid case to apply an exemption.
For companies that instituted a multi-class share structure unrelated to an IPO event or had IPO 2+ years ago, sunset should be 7 years from the year when the issuer implemented the multi-class structure. If the structure was adopted greater than 7 years ago, we will expect the issuer to consider the shortest sunset plan that makes sense based on the issuer’s context. Alternative ways to broaden shareholders’ access to the board and abridge the gap between economic interest and voting rights will be considered in addition to sunset plans. In 2021, we will engage with our portfolio companies in scope. We may vote against the respective board member if we don’t see any progress starting 2022 AGM, unless there is a valid case to apply an exemption.
45.
Net Long Position Requirement FOR

We support proposals that require the ownership level needed to call a special meeting to be based on the net long position of a shareholder or shareholder group. This standard ensures that a significant economic interest accompanies the voting power.
46.
Reincorporation CASE-BY-CASE

There are many valid business reasons a corporation may choose to reincorporate in another jurisdiction. We perform a case-by-case review of such proposals, taking into consideration management’s stated reasons for the proposed move.
Careful scrutiny also will be given to proposals that seek approval to reincorporate in countries that serve as tax havens. When evaluating such proposals, we consider factors such as the location of the company’s business, the statutory protections available in the country to enforce shareholder rights and the tax consequences of the reincorporation to shareholders.
47.
Reincorporation to Another Jurisdiction to Permit Majority Voting or Other Changes in Corporate Governance (SHP)CASE-BY-CASE

If a shareholder proposes that a company move to a jurisdiction where majority voting (among other shareholder-friendly conditions) is permitted, we will generally oppose the move notwithstanding the fact that we favor majority voting for directors. Our rationale is that the legal costs, taxes, other expenses and other factors, such as business disruption, in almost all cases would be material and outweigh the benefit of majority voting. If, however, we should find that these costs are not material and/or do not outweigh the benefit of majority voting, we may vote in favor of this kind of proposal. We will evaluate similarly proposals that would require reincorporation in another state to accomplish other changes in corporate governance.
48.
Stock Splits FOR

Stock splits are intended to increase the liquidity of a company’s common stock by lowering the price, thereby making the stock seem more attractive to small investors. We generally vote in favor of stock split proposals.
49.
Submit Company’s Shareholder Rights Plan to Shareholder Vote (SHP) FOR

Most shareholder rights plans (also known as “poison pills”) permit the shareholders of a target company involved in a hostile takeover to acquire shares of the target company, the acquiring company, or both, at a substantial discount once a “triggering event” occurs. A triggering event is usually a hostile tender offer or the acquisition by an outside party of a certain percentage of the target company’s stock. Because most plans exclude the hostile bidder from the purchase, the effect in most instances is to dilute the equity interest and the voting rights of the potential acquirer once the plan is triggered. A shareholder rights plan is designed to discourage potential acquirers from acquiring shares to make a bid for the issuer. We believe that measures that impede takeovers or entrench management not only infringe on the rights of shareholders but also may have a detrimental effect on the value of the company.
We support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote. We evaluate on a case-by-case basis proposals to implement or eliminate a shareholder rights plan.

50.
Transferrable Stock Options CASE-BY-CASE

In cases where a compensation plan includes a transferable stock option program, we will consider the plan on a case-by-case basis.
These programs allow stock options to be transferred to third parties in exchange for cash or stock. In effect, management becomes insulated from the downside risk of holding a stock option, while the ordinary shareholder remains exposed to downside risk. This insulation may unacceptably remove management’s exposure to downside risk, which significantly misaligns management and shareholder interests. Accordingly, we generally vote against these programs if the transfer can be executed without shareholder approval, is available to executive officers or non-employee directors, or we consider the available disclosure relating to the mechanics and structure of the program to be insufficient to determine the costs, benefits and key terms of the program.
3.4
AUDITOR PROPOSALS

51.
Appointment of Auditors FOR

We believe that the company is in the best position to choose its accounting firm, and we generally support management’s recommendation.
We recognize that there may be inherent conflicts when a company’s independent auditors perform substantial non-audit related services for the company. Therefore, in reviewing a proposed auditor, we will consider the amount of fees paid for non-audit related services performed compared to the total audit fees paid by the company to the auditing firm, and whether there are any other reasons for us to question the independence or performance of the firm’s auditor such as, for example, tenure. We generally will deem as excessive the non-audit fees paid by a company to its auditor if those fees account for 50% or more of total fees paid. In the UK market, which utilizes a different calculation, we adhere to a non-audit fee cap of 100% of audit fees. Under these circumstances, we generally vote against the auditor and the directors, in particular the members of the company’s audit committee. In addition, we generally vote against authorizing the audit committee to set the remuneration of such auditors. We exclude from this analysis non-audit fees related to IPOs, bankruptcy emergence, and spin-offs and other extraordinary events. We may vote against or abstain due to a lack of disclosure of the name of the auditor while taking into account local market practice.
52.
Approval of Financial Statements FOR

In some markets, companies are required to submit their financial statements for shareholder approval. This is generally a routine item and, as such, we will vote for the approval of financial statements unless there are appropriate reasons to vote otherwise. We may vote against if the information is not available in advance of the meeting.
53.
Approval of Internal Statutory Auditors FOR

Some markets (e.g., Japan) require the annual election of internal statutory auditors. Internal statutory auditors have a number of duties, including supervising management, ensuring compliance with the articles of association and reporting to a company’s board on certain financial issues. In most cases, the election of internal statutory auditors is a routine item and we will support management’s nominee provided that the nominee meets the regulatory requirements for serving as internal statutory auditors. However, we may vote against nominees who are designated independent statutory auditors who serve as executives of a subsidiary or affiliate of the issuer or if there are other reasons to question the independence of the nominees.
54.
Limitation of Liability of External Statutory Auditors (Japan) CASE-BY-CASE

In Japan, companies may limit the liability of external statutory auditors in the event of a shareholder lawsuit through any of three mechanisms: (i) submitting the proposed limits to shareholder vote; (ii) setting limits by modifying the company’s articles of incorporation; and (iii) setting limits in contracts with outside directors, outside statutory auditors and external audit firms (requires a modification to the company’s articles of incorporation). A vote by 3% or more of shareholders can nullify a limit set through the second mechanism. The third mechanism has historically been the most prevalent.
We review proposals to set limits on auditor liability on a case-by-case basis, considering whether such a provision is necessary to secure appointment and whether it helps to maximize long-term shareholder value.

55.
Separating Auditors and Consultants (SHP) CASE-BY-CASE

We believe that a company serves its shareholders’ interests by avoiding potential conflicts of interest that might interfere with an auditor’s independent judgment. SEC rules adopted as a result of the Sarbanes-Oxley Act of 2002 attempted to address these concerns by prohibiting certain services by a company’s independent auditors and requiring additional disclosure of other non-audit related services.
We evaluate on a case-by-case basis proposals that go beyond the SEC rules or other local market standards by prohibiting auditors from performing other non-audit services or calling for the board to adopt a policy to ensure auditor independence.
We take into consideration the policies and procedures the company already has in place to ensure auditor independence and non-audit fees as a percentage of total fees paid to the auditor are not excessive.
3.5
SHAREHOLDER ACCESS AND VOTING PROPOSALS

56.
A Shareholder’s Right to Call Special Meetings (SHP)FOR

Most state corporation statutes (though not Delaware, where many US issuers are domiciled) allow shareholders to call a special meeting when they want to take action on certain matters that arise between regularly-scheduled annual meetings. This right may apply only if a shareholder, or a group of shareholders, owns a specified percentage as defined by the relevant company bylaws.
We recognize the importance of the right of shareholders to remove poorly-performing directors, respond to takeover offers and take other actions without having to wait for the next annual meeting. However, we also believe it is important to protect companies and shareholders from nuisance proposals. We further believe that striking a balance between these competing interests will maximize shareholder value. We believe that encouraging active share ownership among shareholders generally is beneficial to shareholders and helps maximize shareholder value. Accordingly, we will generally support a proposal to establish shareholders’ right to call a special meeting unless we see a potential abuse of the right based on the company’s current share ownership structure.
57.
Adopt Cumulative Voting (SHP) CASE-BY-CASE

Cumulative voting is a method of electing directors that enables each shareholder to multiply the number of his or her shares by the number of directors being considered. A shareholder may then cast the total votes for any one director or a selected group of directors. For example, a holder of 10 shares normally casts 10 votes for each of 12 nominees to the board thus giving the shareholder 120 (10 × 12) votes. Under cumulative voting, the shareholder may cast all 120 votes for a single nominee, 60 for two, 40 for three, or any other combination that the shareholder may choose.
We believe that encouraging activism among shareholders generally is beneficial to shareholders and helps maximize shareholder value. Cumulative voting supports the interests of minority shareholders in contested elections by enabling them to concentrate their votes and dramatically increase their chances of electing a dissident director to a board. Accordingly, we generally will support shareholder proposals to restore or provide for cumulative voting and we generally will oppose management proposals to eliminate cumulative voting. However, we may oppose cumulative voting if a company has in place both proxy access, which allows shareholders to nominate directors to the company’s ballot, and majority voting (with a carve-out for plurality voting in situations where there are more nominees than seats), which requires each director to receive the affirmative vote of a majority of votes cast and, we believe, leads to greater director accountability to shareholders.
Also, we support cumulative voting at controlled companies regardless of any other shareholder protections that may be in place.
58.
Adopt Cumulative Voting in Dual Shareholder Class Structures (SHP) FOR

In dual class structures (such as A&B shares) where the shareholders with a majority economic interest have a minority voting interest, we generally vote in favor of cumulative voting for those shareholders.

59.
Early Disclosure of Voting Results (SHP) AGAINST

These proposals seek to require a company to disclose votes sooner than is required by the local market. In the US, the SEC requires disclosure in the first periodic report filed after the company’s annual meeting which we believe is reasonable. We do not support requests that require disclosure earlier than the time required by the local regulator.
60.
Limiting a Shareholder’s Right to Call Special Meetings AGAINST

Companies contend that limitations on shareholders’ rights to call special meetings are needed to prevent minority shareholders from taking control of the company’s agenda. However, such limits also have anti-takeover implications because they prevent a shareholder or a group of shareholders who have acquired a significant stake in the company from forcing management to address urgent issues, such as the potential sale of the company. Because most states prohibit shareholders from abusing this right, we see no justifiable reason for management to eliminate this fundamental shareholder right. Accordingly, we generally will vote against such proposals.
In addition, if the board of directors, without shareholder consent, raises the ownership threshold a shareholder must reach before the shareholder can call a special meeting, we will vote against those directors.
61.
Permit a Shareholder’s Right to Act by Written Consent (SHP) CASE-BY-CASE

Action by written consent enables a large shareholder or group of shareholders to initiate votes on corporate matters prior to the annual meeting. We believe this is a fundamental shareholder right and, accordingly, will generally support shareholder proposals seeking to restore this right. However, in cases where a company has a majority shareholder or group of related majority shareholders with majority economic interest, we will oppose proposals seeking to restore this right as there is a potential risk of abuse by the majority shareholder or group of majority shareholders. We may also vote against the proposal if the company provides shareholders a right to call special meetings with an ownership threshold of 15% or below in absence of material restrictions, as we believe that shareholder access rights should be considered from a holistic view rather than promoting all possible access rights that may impede one another in contrast to long-term shareholder value.
62.
Proxy Access for Annual Meetings (SHP) (Management) FOR

These proposals allow “qualified shareholders” to nominate directors. We generally vote in favor of management and shareholder proposals for proxy access that employ guidelines reflecting the SEC framework for proxy access (adopted by the SEC in 2010, but vacated by the DC Circuit Court of Appeals in 2011), which would have allowed a single shareholder, or group of shareholders, who hold at least 3% of the voting power for at least three years continuously to nominate up to 25% of the current board seats, or two directors, for inclusion in the subject company’s annual proxy statement alongside management nominees.
We may vote against proposals that use requirements that are stricter than the SEC’s framework including implementation restrictions and against individual board members, or entire boards, who exclude from their ballot properly submitted shareholder proxy access proposals or compete against shareholder proxy access proposals with stricter management proposals on the same ballot. We will generally vote in favor of proposals that seek to amend an existing right to more closely align with the SEC framework.
We will evaluate on a case-by-case basis proposals with less stringent requirements than the vacated SEC framework.
From time to time we may receive requests to join with other shareholders to support a shareholder action. We may, for example, receive requests to join a voting block for purposes of influencing management. If the third parties requesting our participation are not affiliated with us and have no business relationships with us, we will consider the request on a case-by-case basis. However, where the requesting party has a business relationship with us (e.g., the requesting party is a client or a significant service provider), agreeing to such a request may pose a potential conflict of interest. As a fiduciary we have an obligation to vote proxies in the best interest of our clients (without regard to our own interests in generating and maintaining business with our other clients) and given our desire to avoid even the appearance of a conflict, we will generally decline such a request.

63.
Reduce Meeting Notification from 21 Days to 14 Days (UK) FOR

Companies in the United Kingdom may, with shareholder approval, reduce the notice period for extraordinary general meetings from 21 days to 14 days.
A reduced notice period expedites the process of obtaining shareholder approval of additional financing needs and other important matters. Accordingly, we support these proposals.
64.
Shareholder Proponent Engagement Process (SHP) FOR

We believe that proper corporate governance requires that proposals receiving support from a majority of shareholders be considered and implemented by the company. Accordingly, we support establishing an engagement process between shareholders and management to ensure proponents of majority-supported proposals, have an established means of communicating with management.
65.
Supermajority Vote Requirements AGAINST

A supermajority vote requirement is a charter or by-law requirement that, when implemented, raises the percentage (higher than the customary simple majority) of shareholder votes needed to approve certain proposals, such as mergers, changes of control, or proposals to amend or repeal a portion of the Articles of Incorporation.
In most instances, we oppose these proposals and support shareholder proposals that seek to reinstate the simple majority vote requirement. However we may support supermajority vote requirements at controlled companies as a protection to minority shareholders from unilateral action of the controlling shareholder.
66.
Authorize Virtual-Only Shareholder Meetings CASE-BY-CASE

Covid-19 has called for a need to authorize companies in holding a virtual-only shareholder meetings. While recognizing that this technological adaptation has enabled shareholders to remain connected with the board and management, AB acknowledges that virtual only shareholder meetings have resulted in certain companies to abuse their authority by limiting shareholders from raising questions and demanding onerous requirements to be able to read their questions during the meeting. Because such practice vary by company and jurisdiction with different safeguard provisions, we will consider company’s disclosure on elements such as below, although not limited to, when voting on management or shareholder proposals for authorizing the company to hold virtual-only shareholder meetings:
•
Explanation for eliminating the in-person meeting

•
Clear description of which shareholders are qualified to participate in virtual-only shareholder meetings and how attendees can join the meeting

•
How to submit and ask questions

•
How the company plans to mimic real-time in-person Q&A session

•
List of questions received from shareholders in entirety, both prior to and during the meeting, as well as associated responses from the company

3.6
ENVIRONMENTAL, SOCIAL AND DISCLOSURE PROPOSALS

67.
Animal Welfare (SHP) CASE-BY-CASE

These proposals may include reporting requests or policy adoption on items such as pig gestation crates and animal welfare in the supply chain
For proposals requesting companies to adopt a policy, we will carefully consider existing policies and the company’s incorporation of national standards and best practices. In addition, we will evaluate the potential enactment of new regulations, as well as any investment risk related to the specific issue.
We generally support shareholder proposals calling for reports and disclosure while taking into account existing policies and procedures of the company and whether the proposed information is of added benefit to shareholders.

68.
Climate Change (SHP) FOR

Proposals addressing climate change concerns are plentiful and their scope varies. Climate change increasingly receives investor attention as a potentially critical and material risk to the sustainability of a wide range of business-specific activities. These proposals may include emissions standards or reduction targets, quantitative goals, and impact assessments. We generally support these proposals, while taking into account the materiality of the issue and whether the proposed information is of added benefit to shareholders.
For proposals requesting companies to adopt a policy, we will carefully consider existing policies and the company’s incorporation of national standards and best practices. In addition, we will evaluate the potential enactment of new regulations, as well as any investment risk related to the specific issue.
We generally support shareholder proposals calling for reports and disclosure while taking into account existing policies and procedures of the company and whether the proposed information is of added benefit to shareholders.
69.
Charitable Contributions (SHP) (Management) CASE-BY-CASE

Proposals relating to charitable contributions may be sponsored by either management or shareholders.
Management proposals may ask to approve the amount for charitable contributions.
We generally support shareholder proposals calling for reports and disclosure while taking into account existing policies and procedures of the company and whether the proposed information is of added benefit to shareholders.
70.
Environmental Proposals (SHP) CASE-BY-CASE

These proposals can include reporting and policy adoption requests in a wide variety of areas, including, but not limited to, (nuclear) waste, deforestation, packaging and recycling, renewable energy, toxic material, palm oil and water.
For proposals requesting companies to adopt a policy, we will carefully consider existing policies and the company’s incorporation of national standards and best practices. In addition, we will evaluate the potential enactment of new regulations, as well as any investment risk related to the specific issue.
We generally support shareholder proposals calling for reports while taking into account existing policies and procedures of the company and whether the proposed information is of added benefit to shareholders.
71.
Genetically Altered or Engineered Food and Pesticides (SHP) CASE-BY-CASE

These proposals may include reporting requests on pesticides monitoring/use and Genetically Modified Organism (GMO) as well as GMO labeling.
For proposals requesting companies to adopt a policy, we will carefully consider existing policies and the company’s incorporation of national standards and best practices. In addition, we will evaluate the potential enactment of new regulations, as well as any investment risk related to the specific issue.
We generally support shareholder proposals calling for reports while taking into account existing policies and procedures of the company and whether the proposed information is of added benefit to shareholders.
72.
Health Proposals (SHP) CASE-BY-CASE

These proposals may include reports on pharmaceutical pricing, antibiotic use in the meat supply, and tobacco products. We generally support shareholder proposals calling for reports while taking into account the current reporting policies of the company and whether the proposed information is of added benefit to shareholders.
For proposals requesting companies to adopt a policy, we will carefully consider existing policies and the company’s incorporation of national standards and best practices. In addition, we will evaluate the potential enactment of new regulations, as well as any investment risk related to the specific issue. We generally support shareholder proposals calling for reports and disclosure while taking into account existing policies and procedures of the company and whether the proposed information is of added benefit to shareholders.

73.
Human Rights Policies and Reports (SHP) CASE-BY-CASE

These proposals may include reporting requests on human rights risk assessment, humanitarian engagement and mediation policies, working conditions, adopting policies on supply chain worker fees and expanding existing policies in these areas. We recognize that many companies have complex supply chains which have led to increased awareness of supply chain issues as an investment risk.
For proposals requesting companies to adopt a policy, we will carefully consider existing policies and the company’s incorporation of national standards and best practices. In addition, we will evaluate the potential enactment of new regulations, as well as any investment risk related to the specific issue.
We generally support shareholder proposals calling for reports and disclosure while taking into account existing policies and procedures of the company and whether the proposed information is of added benefit to shareholders.
74.
Include Sustainability as a Performance Measure (SHP)CASE-BY-CASE

We believe management and directors should be given latitude in determining appropriate performance measurements. While doing so, consideration should be given to how long-term sustainability issues might affect future company performance. Therefore, we will evaluate on a case-by-case basis proposals requesting companies to consider incorporating specific, measurable, practical goals consisting of sustainability principles and environmental impacts as metrics for incentive compensation and how they are linked with our objectives as long-term shareholders.
75.
Lobbying and Political Spending (SHP) FOR

We generally vote in favor of proposals requesting increased disclosure of political contributions and lobbying expenses, including those paid to trade organizations and political action committees, whether at the federal, state, or local level.
These proposals may increase transparency.
76.
Other Business AGAINST

In certain jurisdictions, these proposals allow management to act on issues that shareholders may raise at the annual meeting. Because it is impossible to know what issues may be raised, we will vote against these proposals.
77.
Reimbursement of Shareholder Expenses (SHP) AGAINST

These shareholder proposals would require companies to reimburse the expenses of shareholders who submit proposals that receive a majority of votes cast or the cost of proxy contest expenses. We generally vote against these proposals, unless reimbursement occurs only in cases where management fails to implement a majority passed shareholder proposal, in which case we may vote in favor.
78.
Sustainability Report (SHP) FOR

We generally support shareholder proposals calling for reports and disclosure while taking into account existing policies and procedures of the company and whether the proposed information is of added benefit to shareholders.
79.
Work Place: Diversity (SHP) FOR

We generally support shareholder proposals calling for reports and disclosure surrounding workplace diversity while taking into account existing policies and procedures of the company and whether the proposed information is of added benefit to shareholders.
We generally support proposals requiring a company to amend its Equal Employment Opportunity policies to prohibit workplace discrimination based on sexual orientation and gender ID.

80.
Work Place: Gender Pay Equity (SHP) FOR

A report on pay disparity between genders typically compares the difference between male and female median earnings expressed as a percentage of male earnings and may include, statistics and rationale pertaining to changes in the size of the gap, recommended actions, and information on whether greater oversight is needed over certain aspects of the company’s compensation policies. In the U.S., we are generally supportive of proposals to make similar assessment and disclosure between different gender and ethnic/racial groups. Shareholder requests to make a global median ethnic/racial pay gap will be assessed based on cultural and legal context of markets where the company is exposed to.
The SEC requires US issuers with fiscal years ending on or after January 1, 2017, to contrast CEO pay with median employee pay. This requirement, however, does not specifically address gender pay equity issues in such pay disparity reports. Accordingly, we will generally support proposals requiring gender pay metrics, taking into account the specific metrics and scope of the information requested and whether the SEC’s requirement renders the proposal unnecessary.
4.
CONFLICTS OF INTEREST

4.1
INTRODUCTION

As a fiduciary, we always must act in our clients’ best interests. We strive to avoid even the appearance of a conflict that may compromise the trust our clients have placed in us, and we insist on strict adherence to fiduciary standards and compliance with all applicable federal and state securities laws. We have adopted a comprehensive Code of Business Conduct and Ethics (“Code”) to help us meet these obligations. As part of this responsibility and as expressed throughout the Code, we place the interests of our clients first and attempt to avoid any perceived or actual conflicts of interest.
AB recognizes that there may be a potential material conflict of interest when we engage with a company or vote a proxy solicited by an issuer that sponsors a retirement plan we manage (or administer), that distributes AB-sponsored mutual funds, or with which AB or one or more of our employees have another business or personal relationship that may affect how we vote on the issuer’s proxy. Similarly, we may have a potential material conflict of interest when engaging with and deciding how to vote on a proposal sponsored or supported by a shareholder group that is a client. In order to avoid any perceived or actual conflict of interest, the procedures set forth below in sections 4.2 through 4.8 have been established for use when we encounter a potential conflict to ensure that our engagement activities and voting decisions are based on maximizing shareholder value and are not the product of a conflict.
4.2
ADHERENCE TO STATED PROXY VOTING POLICIES

Votes generally are cast in accordance with this policy.3 In situations where our policy is case-by-case, this Manual often provides criteria that will guide our decision. In situations where our policy on a particular issue is case-by-case and the vote cannot be clearly decided by an application of our stated policy, a member of the Committee or his/her designee will make the voting decision in accordance with the basic principle of our policy to vote proxies with the intention of maximizing the value of the securities in our client accounts. In these situations, the voting rationale must be documented either on the voting platform of our proxy research services vendor, by retaining relevant emails or another appropriate method. Where appropriate, the views of investment professionals are considered. All votes cast contrary to our stated voting policy on specific issues must be documented. On an annual basis, the Committee will receive a report of all such votes so as to confirm adherence of the policy.
4.3
DISCLOSURE OF CONFLICTS

When considering a proxy proposal, members of the Committee or investment professionals involved in the decision-making process must disclose to the Committee any potential conflict (including personal relationships) of which they are aware and any substantive contact that they have had with any interested outside party (including the issuer or shareholder group sponsoring a proposal) regarding the proposal. Any previously unknown conflict will be recorded on the Potential Conflicts List (discussed below). If a member of the Committee has a conflict of interest, he or she must also remove himself or herself from the decision-making process.

3
From time to time a client may request that we vote their proxies consistent with AFL-CIO guidelines or the policy of the National Association of Pension Funds. In those situations, AB reserves the right to depart from those policies if we believe it to be in the client’s best interests.

4.4
POTENTIAL CONFLICTS LIST

No less frequently than annually, a list of companies and organizations whose engagement and proxies may pose potential conflicts of interest is compiled by the Legal and Compliance Department (the “Potential Conflicts List”). The Potential Conflicts List generally includes:
+
Publicly-traded clients of AB;

+
Publicly-traded companies that distribute AB mutual funds;

+
Bernstein private clients who are directors, officers or 10% shareholders of publicly traded companies;

+
Publicly-traded companies which are sell-side clients of our affiliated broker-dealer, SCB&Co.;

+
Companies where an employee of AB or Equitable Holdings, Inc., the parent company of AB, has identified an interest;

+
Publicly-traded affiliated companies;

+
Clients who sponsor, publicly support or have material interest in a proposal upon which we will be eligible to vote;

+
Publicly-traded companies targeted by the AFL-CIO for engagement and voting;

+
Any other conflict of which a Committee member becomes aware.4

We determine our votes for all meetings of companies that may present a conflict by applying the tests described in Section 4.5 below. We document all instances when the Conflicts Officer determines our vote.
4.5
DETERMINE EXISTENCE OF CONFLICT OF INTEREST

When we encounter a potential conflict of interest, we review our proposed vote using the following analysis to ensure our voting decision does not generate a conflict of interest:
+
If our proposed vote is consistent with the Policy, no further review is necessary.

+
If our proposed vote is contrary to our Policy, we would take the following steps:

+
If our proposed vote is contrary to the Policy and our client’s recommended vote on the proposal is consistent with our fiduciary duty, no further review is necessary.

+
If our proposed vote is contrary to the Policy or is not covered by the Policy and is consistent with our client’s position and the views of our proxy research services vendor, no further review is necessary.

+
If our proposed vote is contrary to the Policy or is not covered herein, is consistent with our client’s recommended vote on the proposal and is contrary to the views of our proxy research service vendor, the vote will be presented to the Conflicts Officer. The Conflicts Officer will determine whether the proposed vote is reasonable. If the Conflicts Officer cannot determine that the proposed vote is reasonable, the Conflicts Officer may instruct AB to refer the votes back to the client(s) or take other actions as the Conflicts Officer deems appropriate. The Conflicts Officer’s review will be documented using a Proxy Voting Conflict of Interest Form (a copy of which is attached hereto).

In the event the firm’s ultimate vote is in conflict with the client’s recommended vote, we will treat the client as if it had chosen to direct its own proxy vote for that vote only.
4.6
REVIEW OF THIRD PARTY RESEARCH SERVICE CONFLICTS OF INTEREST

The Committee takes reasonable steps to verify that the proxy research service vendor to which we have a full-level subscription is, in fact, independent based on all of the relevant facts and circumstances. This includes reviewing the proxy research service vendor’s conflict management procedures on an annual basis. When reviewing these conflict management procedures, we will consider, among other things, whether the proxy research service vendor (i) has the capacity and competency to adequately analyze proxy issues; and (ii) can offer research in an impartial manner and in the best interests of our clients.

4
The Committee must notify the Legal and Compliance Department promptly of any previously unknown conflict.

4.7
CONFIDENTIAL VOTING

It is AB’s policy to support confidentiality before the actual vote has been cast. Employees are prohibited from revealing how we intend to vote except to (i) members of the Committee; (ii) Portfolio Managers who hold the security in their managed accounts; (iii) the Research Analyst(s) who cover(s) the security; (iv) clients, upon request, for the securities held in their portfolios; and (v) clients who do not hold the security or for whom AB does not have proxy voting authority, but who provide AB with a signed a Non-Disclosure Agreement. Once the votes have been cast, they are made public in accordance with mutual fund proxy vote disclosures required by the SEC, and we generally post all votes to our public website the quarter after the vote has been cast.
We may participate in proxy surveys conducted by shareholder groups or consultants so long as such participation does not compromise our confidential voting policy. Specifically, prior to our required SEC disclosures each year, we may respond to surveys asking about our proxy voting policies, but not any specific votes. After our mutual fund proxy vote disclosures required by the SEC each year have been made public and/or votes have been posted to our public website, we may respond to surveys that cover specific votes in addition to our voting policies.
On occasion, clients for whom we do not have proxy voting authority may ask us how AB’s Proxy Voting and Governance Policy would be implemented. A member of the Committee or one or more members of Responsible Investing team may of provide the results of a potential implementation of the AB policy to the client’s account subject to an understanding with the client that the implementation shall remain confidential.
Any substantive contact regarding proxy issues from the issuer, the issuer’s agent or a shareholder group sponsoring a proposal must be reported to the Committee if such contact was material to a decision to vote contrary to this Policy. Routine administrative inquiries from proxy solicitors need not be reported.
4.8
A NOTE REGARDING AB’S STRUCTURE

AB and AllianceBernstein Holding L.P. (“AB Holding”) are Delaware limited partnerships. As limited partnerships, neither company is required to produce an annual proxy statement or hold an annual shareholder meeting. In addition, the general partner of AB and AB Holding, AllianceBernstein Corporation is a wholly-owned subsidiary of AXA Equitable Holdings, Inc.
As a result, most of the positions we express in this Proxy Voting Policy are inapplicable to our business. For example, although units in AB Holding are publicly traded on the New York Stock Exchange (“NYSE”), the NYSE Listed Company Manual exempts limited partnerships and controlled companies from compliance with various listing requirements, including the requirement that our board have a majority of independent directors.
5.
VOTING TRANSPARENCY

We publish our voting records on our website quarterly, 30 days after the end of the previous quarter. Many clients have requested that we provide them with periodic reports on how we voted their proxies. Clients may obtain information about how we voted proxies on their behalf by contacting their Advisor.
6.
RECORDKEEPING

All of the records referenced below will be kept in an easily accessible place for at least the length of time required by local regulation and custom, and, if such local regulation requires that records are kept for less than five years from the end of the fiscal year during which the last entry was made on such record, we will follow the US rule of five years. If the local regulation requires that records are kept for more than five years, we will comply with the local regulation. We maintain the vast majority of these records electronically.
6.1
PROXY VOTING AND GOVERNANCE POLICY

The Proxy Voting and Governance Policy shall be maintained in the Legal and Compliance Department and posted on our company intranet and the AB website (https://www.abglobal.com).

6.2
PROXY STATEMENTS RECEIVED REGARDING CLIENT SECURITIES

For US Securities,5 AB relies on the SEC to maintain copies of each proxy statement we receive regarding client securities. For Non-US Securities, we rely on ISS, our proxy voting agent, to retain such proxy statements.
6.3
RECORDS OF VOTES CAST ON BEHALF OF CLIENTS

Records of votes cast by AB are retained electronically by our proxy research service vendor.
6.4
RECORDS OF CLIENTS REQUESTS FOR PROXY VOTING INFORMATION

Copies of written requests from clients for information on how AB voted their proxies shall be maintained by the Legal and Compliance Department. Responses to written and oral requests for information on how we voted clients’ proxies will be kept in the Client Group.
6.5
DOCUMENTS PREPARED BY AB THAT ARE MATERIAL TO VOTING DECISIONS

The Committee is responsible for maintaining documents prepared by the Committee or any AB employee that were material to a voting decision. Therefore, where an investment professional’s opinion is essential to the voting decision, the recommendation from investment professionals must be made in writing to a member of Responsible Investing team.
7.
PROXY VOTING PROCEDURES

7.1
VOTE ADMINISTRATION

In an effort to increase the efficiency of voting proxies, AB uses ISS to act as its voting agent for our clients’ holdings globally.
Issuers initially send proxy information to the custodians of our client accounts. We instruct these custodian banks to direct proxy related materials to ISS’s offices. ISS provides us with research related to each resolution. Members of Responsible Investing team review the ballots via ISS’s web platform, ProxyExchange. Using ProxyExchange, the Members of Responsible Investing team submit our voting decision. ISS then returns the proxy ballot forms to the designated returnee for tabulation.
If necessary, any paper ballots we receive will be voted online using ProxyVote or via mail or fax.
7.2
SHARE BLOCKING

Proxy voting in certain countries requires “share blocking.” Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (usually one week) with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients’ custodian banks. We may determine that the value of exercising the vote is outweighed by the detriment of not being able to sell the shares during this period. In cases where we want to retain the ability to trade shares, we may abstain from voting those shares.
We seek to vote all proxies for securities held in client accounts for which we have proxy voting authority. However, in some markets administrative issues beyond our control may sometimes prevent us from voting such proxies. For example, we may receive meeting notices after the cut-off date for voting or without enough time to fully consider the proxy. Similarly, proxy materials for some issuers may not contain disclosure sufficient to arrive at a voting decision, in which cases we may abstain from voting. Some markets outside the US require periodic renewals of powers of attorney that local agents must have from our clients prior to implementing our voting instructions.
7.3
LOANED SECURITIES

Many of our clients have entered into securities lending arrangements with agent lenders to generate additional revenue. We will not be able to vote securities that are on loan under these types of arrangements. However, under rare circumstances, for voting issues that may have a significant impact on the investment, we may request that clients or custodians recall securities that are on loan if we determine that the benefit of voting outweighs the costs and lost revenue to the client or fund and the administrative burden of retrieving the securities. For the SRI labeled Thematic funds, we recall U.S. securities on loan to vote proxies and have discontinued lending for non-U.S. securities.

5
US securities are defined as securities of issuers required to make reports pursuant to §12 of the Securities Exchange Act of 1934, as amended. Non-US securities are defined as all other securities.

EXHIBIT
If you have questions or desire additional information about this Policy, please contact: ProxyTeam@alliancebernstein.com.

EXHIBIT
PROXY VOTING GUIDELINE SUMMARY
Shareholder Proposal		For	Against	Case-by- Case
Board and Director Proposals
	Board Diversity			+
+	Establish New Board Committees and Elect Board Members with Specific Expertise			+
	Changes in Board Structure and Amending the Articles of Incorporation	+
	Classified Boards		+
	Director Liability and Indemnification			+
+	Disclose CEO Succession Plan	+
	Election of Directors	+
	Controlled Company Exemption			+
	Voting for Director Nominees in a Contested Election			+
+	Independent Lead Director	+
+	Limit Term of Directorship			+
+	Majority of Independent Directors	+
+	Majority of Independent Directors on Key Committees	+
+	Majority Votes for Directors	+
+	Removal of Directors Without Cause	+
+	Require Independent Board Chairman			+
+	Require Two Candidates for Each Board Seat		+
Compensation Proposals
+	Elimination of Single Trigger Change-in-Control Agreements	+
+	Pro Rata Vesting of Equity Compensation Awards-Change of Control			+
+	Adopt Policies to Prohibit any Death Benefits to Senior Executives		+
+	Advisory Vote to Ratify Directors’ Compensation	+
+	Amend Executive Compensation Plan Tied to Performance (Bonus Banking)		+
	Approve Remuneration for Directors and Auditors			+
	Approve Remuneration Reports			+
	Approve Retirement Bonuses for Directors (Japan and South Korea)			+
	Approve Special Payments to Continuing Directors and Auditors (Japan)			+
+	Disclose Executive and Director Pay			+
+	Exclude Pension Income from Performance-Based Compensation	+
	Executive and Employee Compensation Plans			+
+	Limit Dividend Payments to Executives		+
+	Limit Executive Pay			+
+	Mandatory Holding Periods		+
+	Performance-Based Stock Option Plans			+
+	Prohibit Relocation Benefits to Senior Executives		+
+	Recovery of Performance-Based Compensation	+
+	Submit Golden Parachutes/Severance Plans to a Shareholder Vote		+
+	Submit Golden Parachutes/Severance Plans to a Shareholder Vote prior to their being Negotiated by Management			+
+	Submit Survivor Benefit Compensation Plans to a Shareholder Vote	+
Capital Changes and Anti-Take Over Proposals
+	Amend Exclusive Forum Bylaw		+

Shareholder Proposal		For	Against	Case-by- Case
	Amend Net Operating Loss (“NOL”) Rights Plans	+
	Authorize Share Repurchase	+
	Blank Check Preferred Stock		+
	Corporate Restructurings, Merger Proposals and Spin-Offs			+
	Elimination of Preemptive Rights			+
+	Expensing Stock Options	+
	Fair Price Provisions			+
	Increase Authorized Common Stock			+
	Issuance of Equity without Preemptive Rights	+
	Issuance of Stock with Unequal Voting Rights			+
	Net Long Position Requirement	+
	Reincorporation			+
+	Reincorporation to Another jurisdiction to Permit Majority Voting or Other Changes in Corporate Governance			+
	Stock Splits	+
+	Submit Company’s Shareholder Rights Plan to a Shareholder Vote	+
	Transferrable Stock Options			+
Auditor Proposals
	Appointment of Auditors	+
	Approval of Financial Statements	+
	Approval of Internal Statutory Auditors	+
+	Limit Compensation Consultant Services		+
	Limitation of Liability of External Statutory Auditors (Japan)			+
+	Separating Auditors and Consultants			+
Shareholder Access & Voting Proposals
+	A Shareholder’s Right to Call Special Meetings	+
+	Adopt Cumulative Voting			+
+	Adopt Cumulative Voting in Dual Shareholder Class Structures	+
+	Early Disclosure of Voting Results		+
+	Implement Confidential Voting	+
	Limiting a Shareholder’s Right to Call Special Meetings		+
+	Permit a Shareholder’s Right to Act by Written Consent	+		+
+	Proxy Access for Annual Meetings	+
	Reduce Meeting Notification from 21 Days to 14 Days (UK)	+
+	Rotation of Locale for Annual Meeting		+
+	Shareholder Proponent Engagement Process	+
	Supermajority Vote Requirements		+
Environmental & Social, Disclosure Proposals
+	Animal Welfare			+
+	Climate Change			+
+	Carbon Accounting	+
+	Carbon Risk	+
+	Charitable Contributions			+
+	Environmental Proposals			+
+	Genetically Altered or Engineered Food and Pesticides			+
+	Health Proposals			+
+	Pharmaceutical Pricing (US)			+

Shareholder Proposal		For	Against	Case-by- Case
+	Human Rights Policies and Reports			+
+	Include Sustainability as a Performance Measure (SHP)			+
+	Lobbying and Political Spending	+
+	OtherBusiness		+
+	Reimbursement of Shareholder Expenses		+
+	Sustainability Report			+
+	Work Place: Diversity	+
+	Work Place: Pay Disparity			+

EXHIBIT
PROXY VOTING CONFLICT OF INTEREST FORM
Name of Security	Date of Shareholder Meeting
Short Description of the conflict (client, mutual fund distributor, etc.):
1.	Is our proposed vote on all issues consistent with our stated proxy voting policy? If yes, stop here and sign below as no further review is necessary.	☐ Yes ☐ No
2.	Is our proposed vote contrary to our client’s position? If yes, stop here and sign below as no further review is necessary.	☐ Yes ☐ No
3.	Is our proposed vote consistent with the views of Institutional Shareholder Services? If yes, stop here and sign below as no further review is necessary.	☐ Yes ☐ No
Please attach a memo containing the following information and documentation supporting the proxy voting decision:
+
A list of the issue(s) where our proposed vote is contrary to our stated policy (director election, cumulative voting, compensation)

+
A description of any substantive contact with any interested outside party and a proxy voting and governance committee or an AB investment professional that was material to our voting decision. Please include date, attendees, titles, organization they represent and topics discussed. If there was no such contact, please note as such.

+
If the Independent Compliance Officer has NOT determined that the proposed vote is reasonable, please explain and indicate what action has been, or will be taken.

AB Conflicts Officer Approval (if necessary. Email approval is acceptable.):	Prepared by:
I hereby confirm that the proxy voting decision referenced on this form is reasonable.
Print Name:
AB Conflicts Officer	Date:
Date:
Please return this completed form and all supporting documentation to the Conflicts Officer in the Legal and Compliance Department and keep a copy for your records.

AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
PROXY VOTING POLICIES
American Century Investment Management, Inc. (the “Advisor”) is the investment manager for a variety of advisory clients, including the American Century family of funds. In such capacity, the Advisor has been delegated the authority to vote proxies with respect to investments held in the accounts it manages. The following is a statement of the proxy voting policies that have been adopted by the Advisor. In the exercise of proxy voting authority which has been delegated to it by particular clients, the Advisor will apply the following policies in accordance with, and subject to, any specific policies that have been adopted by the client and communicated to and accepted by the Advisor in writing.
A.
General Principles

In providing the service of voting client proxies, the Advisor is guided by general fiduciary principles, must act prudently, solely in the interest of its clients, and must not subordinate client interests to unrelated objectives. Except as otherwise indicated in these Policies, the Advisor will vote all proxies with respect to investments held in the client accounts it manages. The Advisor will attempt to consider all factors of its vote that could affect the value of the investment. Although in most instances the Advisor will vote proxies consistently across all client accounts, the votes will be based on the best interests of each client. As a result, accounts managed by the Advisor may at times vote differently on the same proposals. Examples of when an account’s vote might differ from other accounts managed by the Advisor include, but are not limited to, proxy contests and proposed mergers. In short, the Advisor will vote proxies in the manner that it believes will do the most to maximize shareholder value.
B.
Specific Proxy Matters

1.
Routine Matters

a.
Election of Directors

1.
Generally. The Advisor will generally support the election of directors that result in a board made up of a majority of independent directors. In general, the Advisor will vote in favor of management’s director nominees if they are running unopposed. The Advisor believes that management is in the best possible position to evaluate the qualifications of directors and the needs and dynamics of a particular board. The Advisor of course maintains the ability to vote against any candidate whom it feels is not qualified or if there are specific concerns about the individual, such as allegations of criminal wrongdoing or breach of fiduciary responsibilities. Additional information the Advisor may consider concerning director nominees include, but is not limited to, whether (1) there is an adequate explanation for repeated absences at board meetings, (2) the nominee receives non-board fee compensation, or (3) there is a family relationship between the nominee and the company’s chief executive officer or controlling shareholder. When management’s nominees are opposed in a proxy contest, the Advisor will evaluate which nominees’ publicly-announced management policies and goals are most likely to maximize shareholder value, as well as the past performance of the incumbents.

2.
Committee Service. The Advisor will withhold votes for non-independent directors who serve on the audit, compensation, and/or nominating committees of the board.

3.
Classification of Boards. The Advisor will support proposals that seek to declassify boards. Conversely, the Advisor will oppose efforts to adopt classified board structures.

4.
Majority Independent Board. The Advisor will support proposals calling for a majority of independent directors on a board. The Advisor believes that a majority of independent directors can help to facilitate objective decision making and enhances accountability to shareholders.
5.
Majority Vote Standard for Director Elections. The Advisor will vote in favor of proposals calling for directors to be elected by an affirmative majority of the votes cast in a board election, provided that the proposal allows for a plurality voting standard in the case of contested elections. The Advisor may consider voting against such shareholder proposals where a company’s board has adopted an alternative measure, such as a director resignation policy, that provides a meaningful alternative to the majority voting standard and appropriately addresses situations where an incumbent director fails to receive the support of the majority of the votes cast in an uncontested election.

6.
Withholding Campaigns. The Advisor will support proposals calling for shareholders to withhold votes for directors where such actions will advance the principles set forth in paragraphs (1) through (5) above.

b.
Ratification of Selection of Auditors

The Advisor will generally rely on the judgment of the issuer’s audit committee in selecting the independent auditors who will provide the best service to the company. The Advisor believes that independence of the auditors is paramount and will vote against auditors whose independence appears to be impaired. The Advisor will vote against proposed auditors in those circumstances where (1) an auditor has a financial interest in or association with the company, and is therefore not independent; (2) non-audit fees comprise more than 50% of the total fees paid by the company to the audit firm; or (3) there is reason to believe that the independent auditor has previously rendered an opinion to the issuer that is either inaccurate or not indicative of the company’s financial position.
2.
Compensation Matters

a.
Executive Compensation

1.
Advisory Vote on Compensation. The Advisor believes there are more effective ways to convey concerns about compensation than through an advisory vote on compensation (such as voting against specific excessive incentive plans or withholding votes from compensation committee members). The Advisor will consider and vote on a case-by-case basis on say-on-pay proposals and will generally support management proposals unless specific concerns exist, including if the Advisor concludes that executive compensation is (i) misaligned with shareholder interests, (ii) unreasonable in amount, or (iii) not in the aggregate meaningfully tied to the company’s performance.

2.
Frequency of Advisory Votes on Compensation. The Advisor generally supports the triennial option for the frequency of say-on-pay proposals, but will consider management recommendations for an alternative approach.

b.
Equity Based Compensation Plans

The Advisor believes that equity-based incentive plans are economically significant issues upon which shareholders are entitled to vote. The Advisor recognizes that equity-based compensation plans can be useful in attracting and maintaining desirable employees. The cost associated with such plans must be measured if plans are to be used appropriately to maximize shareholder value. The Advisor will conduct a case-by-case analysis of each stock option, stock bonus or similar plan or amendment, and generally approve management’s recommendations with respect to adoption of or amendments to a company’s equity-based compensation plans, provided that the total number of shares reserved under all of a company’s plans is reasonable and not excessively dilutive.
The Advisor will review equity-based compensation plans or amendments thereto on a case-by-case basis. Factors that will be considered in the determination include the company’s overall capitalization, the performance of the company relative to its peers, and the maturity of the company and its industry; for example, technology companies often use options broadly throughout its employee base which may justify somewhat greater dilution.
Amendments which are proposed in order to bring a company’s plan within applicable legal requirements will be reviewed by the Advisor’s legal counsel; amendments to executive bonus plans to comply with IRS Section 162(m) disclosure requirements, for example, are generally approved.
The Advisor will generally vote against the adoption of plans or plan amendments that:
•
Provide for immediate vesting of all stock options in the event of a change of control of the company without reasonable safeguards against abuse (see “Anti-Takeover Proposals” below);

•
Reset outstanding stock options at a lower strike price unless accompanied by a corresponding and proportionate reduction in the number of shares designated. The Advisor will generally oppose adoption of stock option plans that explicitly or historically permit repricing of stock options, regardless of the number of shares reserved for issuance, since their effect is impossible to evaluate;

•
Establish restriction periods shorter than three years for restricted stock grants;

•
Do not reasonably associate awards to performance of the company; or

•
Are excessively dilutive to the company.

3.
Anti-Takeover Proposals

In general, the Advisor will vote against any proposal, whether made by management or shareholders, which the Advisor believes would materially discourage a potential acquisition or takeover. In most cases an acquisition or takeover of a particular company will increase share value. The adoption of anti-takeover measures may prevent or frustrate a bid from being made, may prevent consummation of the acquisition, and may have a negative effect on share price when no acquisition proposal is pending. The items below discuss specific anti-takeover proposals.
a.
Cumulative Voting

The Advisor will vote in favor of any proposal to adopt cumulative voting and will vote against any proposal to eliminate cumulative voting that is already in place, except in cases where a company has a staggered board. Cumulative voting gives minority shareholders a stronger voice in the company and a greater chance for representation on the board. The Advisor believes that the elimination of cumulative voting constitutes an anti-takeover measure.
b.
Staggered Board

If a company has a “staggered board,” its directors are elected for terms of more than one year and only a segment of the board stands for election in any year. Therefore, a potential acquiror cannot replace the entire board in one year even if it controls a majority of the votes. Although staggered boards may provide some degree of continuity and stability of leadership and direction to the board of directors, the Advisor believes that staggered boards are primarily an anti-takeover device and will vote against establishing them and for eliminating them. However, the Advisor does not necessarily vote against the re-election of directors serving on staggered boards.
c.
“Blank Check” Preferred Stock

Blank check preferred stock gives the board of directors the ability to issue preferred stock, without further shareholder approval, with such rights, preferences, privileges and restrictions as may be set by the board. In response to a hostile takeover attempt, the board could issue such stock to a friendly party or “white knight” or could establish conversion or other rights in the preferred stock which would dilute the common stock and make an acquisition impossible or less attractive. The argument in favor of blank check preferred stock is that it gives the board flexibility in pursuing financing, acquisitions or other proper corporate purposes without incurring the time or expense of a shareholder vote. Generally, the Advisor will vote against blank check preferred stock. However, the Advisor may vote in favor of blank check preferred if the proxy statement discloses that such stock is limited to use for a specific, proper corporate objective as a financing instrument.
d.
Elimination of Preemptive Rights

When a company grants preemptive rights, existing shareholders are given an opportunity to maintain their proportional ownership when new shares are issued. A proposal to eliminate preemptive rights is a request from management to revoke that right.
While preemptive rights will protect the shareholder from having its equity diluted, it may also decrease a company’s ability to raise capital through stock offerings or use stock for acquisitions or other proper corporate purposes. Preemptive rights may therefore result in a lower market value for the company’s stock. In the long term, shareholders could be adversely affected by preemptive rights. The Advisor generally votes against proposals to grant preemptive rights, and for proposals to eliminate preemptive rights.
e.
Non-targeted Share Repurchase

A non-targeted share repurchase is generally used by company management to prevent the value of stock held by existing shareholders from deteriorating. A non-targeted share repurchase may reflect management’s belief in the favorable business prospects of the company. The Advisor finds no disadvantageous effects of a non-targeted share repurchase and will generally vote for the approval of a non-targeted share repurchase subject to analysis of the company’s financial condition.
f.
Increase in Authorized Common Stock

The issuance of new common stock can also be viewed as an anti-takeover measure, although its effect on shareholder value would appear to be less significant than the adoption of blank check preferred. The Advisor will evaluate the amount of the proposed increase and the purpose or purposes for which the increase is sought. If the increase is not excessive and is sought for proper corporate purposes, the increase will be approved. Proper corporate purposes might include, for example, the creation of additional stock to accommodate a stock split or stock dividend, additional stock required for a proposed acquisition, or additional stock required to be reserved upon exercise of employee stock option plans or employee stock purchase plans. Generally, the Advisor will vote in favor of an increase in authorized common stock of up to 100%; increases in excess of 100% are evaluated on a case-by-case basis, and will be voted affirmatively if management has provided sound justification for the increase.

g.
“Supermajority” Voting Provisions or Super Voting Share Classes

A “supermajority” voting provision is a provision placed in a company’s charter documents which would require a “supermajority” (ranging from 66 to 90%) of shareholders and shareholder votes to approve any type of acquisition of the company. A super voting share class grants one class of shareholders a greater per-share vote than those of shareholders of other voting classes. The Advisor believes that these are standard anti-takeover measures and will generally vote against them. The supermajority provision makes an acquisition more time-consuming and expensive for the acquiror. A super voting share class favors one group of shareholders disproportionately to economic interest. Both are often proposed in conjunction with other anti-takeover measures.
h.
“Fair Price” Amendments

This is another type of charter amendment that would require an offeror to pay a “fair” and uniform price to all shareholders in an acquisition. In general, fair price amendments are designed to protect shareholders from coercive, two-tier tender offers in which some shareholders may be merged out on disadvantageous terms. Fair price amendments also have an anti-takeover impact, although their adoption is generally believed to have less of a negative effect on stock price than other anti-takeover measures. The Advisor will carefully examine all fair price proposals. In general, the Advisor will vote against fair price proposals unless the Advisor concludes that it is likely that the share price will not be negatively affected and the proposal will not have the effect of discouraging acquisition proposals.
i.
Limiting the Right to Call Special Shareholder Meetings.

The corporation statutes of many states allow minority shareholders at a certain threshold level of ownership (frequently 10%) to call a special meeting of shareholders. This right can be eliminated (or the threshold increased) by amendment to the company’s charter documents. The Advisor believes that the right to call a special shareholder meeting is significant for minority shareholders; the elimination of such right will be viewed as an anti-takeover measure and the Advisor will generally vote against proposals attempting to eliminate this right and for proposals attempting to restore it.
j.
Poison Pills or Shareholder Rights Plans

Many companies have now adopted some version of a poison pill plan (also known as a shareholder rights plan). Poison pill plans generally provide for the issuance of additional equity securities or rights to purchase equity securities upon the occurrence of certain hostile events, such as the acquisition of a large block of stock.
The basic argument against poison pills is that they depress share value, discourage offers for the company and serve to “entrench” management. The basic argument in favor of poison pills is that they give management more time and leverage to deal with a takeover bid and, as a result, shareholders may receive a better price. The Advisor believes that the potential benefits of a poison pill plan are outweighed by the potential detriments. The Advisor will generally vote against all forms of poison pills.
The Advisor will, however, consider on a case-by-case basis poison pills that are very limited in time and preclusive effect. The Advisor will generally vote in favor of such a poison pill if it is linked to a business strategy that will—in our view—likely result in greater value for shareholders, if the term is less than three years, and if shareholder approval is required to reinstate the expired plan or adopt a new plan at the end of this term.
k.
Golden Parachutes

Golden parachute arrangements provide substantial compensation to executives who are terminated as a result of a takeover or change in control of their company. The existence of such plans in reasonable amounts probably has only a slight anti-takeover effect. In voting, the Advisor will evaluate the specifics of the plan presented.
l.
Reincorporation

Reincorporation in a new state is often proposed as one part of a package of anti-takeover measures. Several states (such as Pennsylvania, Ohio and Indiana) now provide some type of legislation that greatly discourages takeovers. Management believes that Delaware in particular is beneficial as a corporate domicile because of the well-developed body of statutes and case law dealing with corporate acquisitions.
The Advisor will examine reincorporation proposals on a case-by-case basis. Generally, if the Advisor believes that the reincorporation will result in greater protection from takeovers, the reincorporation proposal will be opposed. The Advisor will also oppose reincorporation proposals involving jurisdictions that specify that directors can recognize non-shareholder interests over those of shareholders. When reincorporation is proposed for a legitimate business purpose and without the negative effects identified above, the Advisor will generally vote affirmatively.
m.
Confidential Voting

Companies that have not previously adopted a “confidential voting” policy allow management to view the results of shareholder votes. This gives management the opportunity to contact those shareholders voting against management in an effort to change their votes.
Proponents of secret ballots argue that confidential voting enables shareholders to vote on all issues on the basis of merit without pressure from management to influence their decision. Opponents argue that confidential voting is more expensive and unnecessary; also, holding shares in a nominee name maintains shareholders’ confidentiality. The Advisor believes that the only way to insure anonymity of votes is through confidential voting, and that the benefits of confidential voting outweigh the incremental additional cost of administering a confidential voting system. Therefore, the Advisor will generally vote in favor of any proposal to adopt confidential voting.
n.
Opting In or Out of State Takeover Laws

State takeover laws typically are designed to make it more difficult to acquire a corporation organized in that state. The Advisor believes that the decision of whether or not to accept or reject offers of merger or acquisition should be made by the shareholders, without unreasonably restrictive state laws that may impose ownership thresholds or waiting periods on potential acquirors. Therefore, the Advisor will generally vote in favor of opting out of restrictive state takeover laws.
4.
Transaction Related Proposals

The Advisor will review transaction related proposals, such as mergers, acquisitions, and corporate reorganizations, on a case-by-case basis, taking into consideration the impact of the transaction on each client account. In some instances, such as the approval of a proposed merger, a transaction may have a differential impact on client accounts depending on the securities held in each account. For example, whether a merger is in the best interest of a client account may be influenced by whether an account holds, and in what proportion, the stock of both the acquirer and the acquiror. In these circumstances, the Advisor may determine that it is in the best interests of the accounts to vote the accounts’ shares differently on proposals related to the same transaction.
5.
Other Matters

a.
Proposals Involving Environmental, Social, and Governance (“ESG”) Matters

The Advisor believes that ESG issues can potentially impact an issuer’s long-term financial performance and has developed an analytical framework, as well as a proprietary assessment tool, to integrate risks and opportunities stemming from ESG issues into our investment process. This ESG integration process extends to our proxy voting practices in that our ESG Proxy Team analyzes on a case-by-case basis the financial materiality and potential risks or economic impact of the ESG issues underpinning proxy proposals and makes voting recommendations based thereon for the Advisor’s consideration. The ESG Proxy Team will generally recommend support for well-targeted ESG proposals if it believes that there is a rational linkage between a proposal, its economic impact, and its potential to maximize long-term shareholder value.
Where the economic effect of such proposals is unclear and there is not a specific written client-mandate, the Advisor believes it is generally impossible to know how to vote in a manner that would accurately reflect the views of the Advisor’s clients, and, therefore, the Advisor will generally rely on management’s assessment of the economic effect if the Advisor believes the assessment is not unreasonable.
Shareholders may also introduce proposals which are the subject of existing law or regulation. Examples of such proposals would include a proposal to require disclosure of a company’s contributions to political action committees or a proposal to require a company to adopt a non-smoking workplace policy. The Advisor believes that such proposals may be better addressed outside the corporate arena and, absent a potential economic impact, will generally vote with management’s recommendation. In addition, the Advisor will generally vote against any proposal which would require a company to adopt practices or procedures which go beyond the requirements of existing, directly applicable law.
b.
Anti-Greenmail Proposals

“Anti-greenmail” proposals generally limit the right of a corporation, without a shareholder vote, to pay a premium or buy out a 5% or greater shareholder. Management often argues that they should not be restricted from negotiating a deal to buy out a significant shareholder at a premium if they believe it is in the best interest of the company. Institutional shareholders generally believe that all shareholders should be able to vote on such a significant use of corporate assets. The Advisor believes that any repurchase by the company at a premium price of a large block of stock should be subject to a shareholder vote. Accordingly, it will generally vote in favor of anti-greenmail proposals.
c.
Indemnification

The Advisor will generally vote in favor of a corporation’s proposal to indemnify its officers and directors in accordance with applicable state law. Indemnification arrangements are often necessary in order to attract and retain qualified directors. The adoption of such proposals appears to have little effect on share value.
d.
Non-Stock Incentive Plans

Management may propose a variety of cash-based incentive or bonus plans to stimulate employee performance. In general, the cash or other corporate assets required for most incentive plans is not material, and the Advisor will vote in favor of such proposals, particularly when the proposal is recommended in order to comply with IRC Section 162(m) regarding salary disclosure requirements. Case-by-case determinations will be made of the appropriateness of the amount of shareholder value transferred by proposed plans.
e.
Director Tenure

These proposals ask that age and term restrictions be placed on the board of directors. The Advisor believes that these types of blanket restrictions are not necessarily in the best interests of shareholders and therefore will vote against such proposals, unless they have been recommended by management.
f.
Directors’ Stock Options Plans

The Advisor believes that stock options are an appropriate form of compensation for directors, and the Advisor will generally vote for director stock option plans which are reasonable and do not result in excessive shareholder dilution. Analysis of such proposals will be made on a case-by-case basis, and will take into account total board compensation and the company’s total exposure to stock option plan dilution.
g.
Director Share Ownership

The Advisor will generally vote against shareholder proposals which would require directors to hold a minimum number of the company’s shares to serve on the Board of Directors, in the belief that such ownership should be at the discretion of Board members.
h.
Non-U.S. Proxies

The Advisor will generally evaluate non-U.S. proxies in the context of the voting policies expressed herein but will also, where feasible, take into consideration differing laws, regulations, and practices in the relevant foreign market in determining if and how to vote. There may also be circumstances when practicalities and costs involved with non-U.S. investing make it disadvantageous to vote shares. For instance, the Advisor generally does not vote proxies in circumstances where share blocking restrictions apply, when meeting attendance is required in person, or when current share ownership disclosure is required.
C.
Use of Proxy Advisory Services

The Adviser may retain proxy advisory firms to provide services in connection with voting proxies, including, without limitation, to provide information on shareholder meeting dates and proxy materials, translate proxy materials printed in a foreign language, provide research on proxy proposals and voting recommendations in accordance with the voting policies expressed herein, provide systems to assist with casting the proxy votes, and provide reports and assist with preparation of filings concerning the proxies voted.
Prior to the selection of a proxy advisory firm and periodically thereafter, the Advisor will consider whether the proxy advisory firm has the capacity and competency to adequately analyze proxy issues and the ability to make recommendations based on material accurate information in an impartial manner. Such considerations may include some or all of the following (i) periodic sampling of votes cast through the firm’s systems to determine that votes are in accordance with the Advisor’s policies and its clients best interests, (ii) onsite visits to the proxy advisory firm’s office and/or discussions with the firm to determine whether the firm continues to have the resources (e.g. staffing, personnel, technology, etc.) capacity and competency to carry out its obligations to the Advisor, (iii) a review of the firm’s policies and procedures, with a focus on those relating to identifying and addressing conflicts of interest and monitoring that current and accurate information is used in creating recommendations, (iv) requesting that the firm notify the Advisor if there is a change in the firm’s material policies and procedures, particularly with respect to conflicts, or material business practices (e.g., entering or exiting new lines of business), and reviewing any such change, and (v) in case of an error made by the firm, discussing the error with the firm and determining whether appropriate corrective and preventative action is being taken. In the event the Advisor discovers an error in the research or voting recommendations provided by the firm, it will take reasonable steps to investigate the error and seek to determine whether the firm is taking reasonable steps to reduce similar errors in the future.
While the Advisor takes into account information from many different sources, including independent proxy advisory services, the decision on how to vote proxies will be made in accordance with these policies.
D.
Monitoring Potential Conflicts of Interest

Corporate management has a strong interest in the outcome of proposals submitted to shareholders. As a consequence, management often seeks to influence large shareholders to vote with their recommendations on particularly controversial matters. In the vast majority of cases, these communications with large shareholders amount to little more than advocacy for management’s positions and give the Advisor’s staff the opportunity to ask additional questions about the matter being presented. Companies with which the Advisor has direct business relationships could theoretically use these relationships to attempt to unduly influence the manner in which the Advisor votes on matters for its clients. To ensure that such a conflict of interest does not affect proxy votes cast for the Advisor’s clients, our proxy voting personnel regularly catalog companies with whom the Advisor has significant business relationships; all discretionary (including case-by-case) voting for these companies will be voted by the client or an appropriate fiduciary responsible for the client (e.g., a committee of the independent directors of a fund or the trustee of a retirement plan).
In addition, to avoid any potential conflict of interest that may arise when one American Century fund owns shares of another American Century fund, the Advisor will “echo vote” such shares, if possible. Echo voting means the Advisor will vote the shares in the same proportion as the vote of all of the other holders of the fund’s shares. So, for example, if shareholders of a fund cast 80% of their votes in favor of a proposal and 20% against the proposal, any American Century fund that owns shares of such fund will cast 80% of its shares in favor of the proposal and 20% against. When this is not possible (as in the case of the “NT” funds, where the other American Century funds are the only shareholders), the shares of the underlying fund (e.g. the “NT” fund) will be voted in the same proportion as the vote of the shareholders of the corresponding American Century policy portfolio for proposals common to both funds. For example, NT Growth Fund shares will be echo voted in accordance with the votes of the Growth Fund shareholders. In the case where the policy portfolio does not have a common proposal, shares will be voted in consultation with a committee of the independent directors.
************************************************************
The voting policies expressed above are of course subject to modification in certain circumstances and will be reexamined from time to time. With respect to matters that do not fit in the categories stated above, the Advisor will exercise its best judgment as a fiduciary to vote in the manner which will most enhance shareholder value.
Case-by-case determinations will be made by the Advisor’s staff, which is overseen by the General Counsel of the Advisor, in consultation with equity managers. Electronic records will be kept of all votes made.

BARROW, HANLEY, MEWHINNEY & STRAUSS, LLC
PROXY VOTING POLICY
Barrow, Hanley, Mewhinney & Strauss, LLC (“Barrow Hanley”) has accepted responsibility to vote proxies for equity securities for its clients who have delegated this responsibility to us, and the Firm’s policy is to vote our clients’ proxies in the best economic interests of our clients, the beneficial owners of the shares. Barrow Hanley has adopted this Proxy Voting Policy, and maintains written procedures for handling research, voting, reporting of proxy votes, and making appropriate disclosures about proxy voting on behalf of our clients.
It is Barrow Hanley’s policy to vote all clients’ proxies the same based on this Proxy Voting Policy and Barrow Hanley’s Proxy Voting Guidelines. If or when additional costs to clients are identified in association with voting the client’s proxy, Barrow Hanley will determine whether such costs exceed the expected economic benefit of voting the proxy and may determine that abstaining from voting is the better action for ERISA Plan clients. However, if/when such voting costs are borne by Barrow Hanley and not by the client, all proxies will be voted for all clients. Barrow Hanley’s Proxy Voting Guidelines provide a framework for assessing proxy proposals. Disclosure information about the Firm’s Proxy Voting is included in Barrow Hanley’s Form ADV Part 2.
To assist in the proxy voting process at its own expense, Barrow Hanley retains the services of Glass Lewis & Co. Glass Lewis provides:
•
Research on corporate governance, financial statements, business, legal and accounting risks;

•
Proxy voting recommendations, including ESG voting guidelines;

•
Portfolio accounting and reconciliation of shareholdings for voting purposes;

•
Proxy voting execution, record keeping, and reporting services.

Proxy Oversight Committee, Proxy Coordinators, and Proxy Voting Committee
•
Barrow Hanley’s Proxy Oversight Committee is responsible for implementing and monitoring Barrow Hanley’s proxy voting policy, procedures, disclosures, and recordkeeping, including outlining our voting guidelines in our procedures.

•
The Proxy Oversight Committee conducts periodic reviews to monitor and ensure that the Firm’s policy is observed, implemented properly, and amended or updated, as appropriate.

•
The Proxy Oversight Committee is made up of the CCO, the Responsible Investing Committee Lead, the Director of Investment Operations, the ESG Research Coordinator, and an At-Large Portfolio Manager.

•
Proxy Coordinators are assigned from the Operations department.

•
Proxy Coordinators review and organize the data and recommendations provided by the proxy service.

•
Proxy Coordinators are responsible for ensuring that the proxy ballots are routed to the appropriate research analyst based on industry sector coverage.

•
Research Analysts review and evaluate proxy proposals and make recommendations to the Proxy Voting Committee to ensure that votes are consistent with the Firm’s analysis and are in the best economic interest of the shareholders, our clients.

•
Equity Portfolio Managers are members of the Proxy Voting Committee.

•
Equity Portfolio Managers vote proxy proposals based on shareholders’ economic interests utilizing the Firm’s Proxy Voting Guidelines, internal research recommendations, and the research from Glass Lewis. Proxy votes must be approved by the Proxy Voting Committee before submitting to the proxy service provider.

•
Proxies for the Diversified Small Cap Value accounts are voted in accordance with the proxy service provider’s recommendations for the following reasons:

•
Investments are based on a quantitative model. Fundamental research is not performed for the holdings.

•
The holding period is too short to justify the time for analysis to vote.

Conflicts of Interest
Potential conflicts may arise when:
•
Clients elect to participate in securities lending arrangements; in such cases, the votes follow the shares, and because Barrow Hanley has no information about clients' shares on loan, the proxies for those shares may not be voted.

•
Barrow Hanley invests in equity securities of corporations who are also clients of the Firm; in such cases Barrow Hanley seeks to mitigate potential conflicts by:

•
Making voting decisions for the benefit of the shareholder(s), our clients;

•
Uniformly voting every proxy based on Barrow Hanley’s internal research and consideration of Glass Lewis’ recommendations; and

•
Documenting the votes of companies who are also clients of the Firm.

If a material conflict of interest exists, members from the Proxy Voting and Oversight Committees will determine if the affected clients should have an opportunity to vote their proxies themselves, or whether Barrow Hanley will address the specific voting issue through other objective means, such as voting the proxies in a manner consistent with a predetermined voting policy or accepting the voting recommendation of Glass Lewis.
Other Policies and Procedures
•
Barrow Hanley sends a daily electronic transfer of equity positions to the proxy service provider.

•
The proxy service provider identifies accounts eligible to vote for each security and posts the proposals and research on its secure, proprietary online system.

•
Barrow Hanley sends a proxy report to clients at least annually (or as requested by client), listing the number of shares voted and disclosing how proxies were voted.

•
Voting records are retained on the network, which is backed up daily. The proxy service provider retains records for seven years.

•
Barrow Hanley’s Proxy Voting Guidelines are available upon request by calling: (214) 665-1900, or by e-mailing: clientservices@barrowhanley.com.

•
Proxy Coordinators retain the following proxy records for at least seven years:

•
These policies and procedures and any amendments;

•
Proxy statements received regarding our clients’ securities;

•
A record of each proxy voted;

•
Proxy voting reports that are sent to clients annually;

•
Any document Barrow Hanley created that was material to making a decision on how to vote proxies, or that memorializes that decision; and

•
Records of any client’s request for proxy voting information.

Voting Debt and/or Bank Loan Securities
Barrow Hanley has the responsibility to vote proxies and related interests for its clients who have delegated this responsibility to the Firm, which may include voting on proposals, amendments, consents, or resolutions solicited by or in respect to the issuers of securities, including Bank Loan debt instruments. Barrow Hanley votes proxies and related interests in the best interest of the securities’ owners, its clients.
Exceptions
Limited exceptions may be permitted based on a client’s circumstances, such as foreign regulations that create a conflict with U.S. practices, expenses to facilitate voting when the costs outweigh the benefit of voting the proxies, or other circumstances.

Revised December 31, 2020

BOSTON PARTNERS GLOBAL INVESTORS, INC.
PROXY VOTING POLICIES AND PROCEDURES
Boston Partners Global Investors, Inc. (“Boston Partners”) is an Investment Adviser comprised of two divisions, Boston Partners and Weiss, Peck & Greer Partners (“WPG”). Boston Partners’ Governance Committee (the “Committee”) is comprised of representatives from portfolio management, securities analyst, portfolio research, quantitative research, investor relations, sustainability and engagement, and legal/compliance teams. The Committee is responsible for administering and overseeing Boston Partners’ proxy voting process. The Committee makes decisions on proxy policy, establishes formal Proxy Voting Policies (the “Proxy Voting Policies”) and updates the Proxy Voting Policies as necessary, but no less frequently than annually. In addition, the Committee, in its sole discretion, delegates certain functions to internal departments and/or engages third-party vendors to assist in the proxy voting process. Finally, members of the Committee are responsible for evaluating and resolving conflicts of interest relating to Boston Partners’ proxy voting process.
To assist Boston Partners in carrying out our responsibilities with respect to proxy activities, Boston Partners has engaged Institutional Shareholder Services Inc. (“ISS”), a third-party corporate governance research service, which is registered as an investment adviser. ISS receives all proxy-related materials for securities held in client accounts and votes the proposals in accordance with Boston Partners’ Proxy Voting Policies. ISS assists Boston Partners with voting execution, through an electronic vote management system that allows ISS to pre-populate and automatically submit votes in accordance with Boston Partners’ Proxy Voting Policies. While Boston Partners may consider ISS’s recommendations on proxy issues, Boston Partners bears ultimate responsibility for proxy voting decisions and can change votes via ISS’ electronic voting platform at any time before a meeting’s cut-off date. ISS also provides recordkeeping and vote-reporting services.
How Boston Partners Votes
For those clients who delegate proxy voting authority to Boston Partners, Boston Partners has full discretion over votes cast on behalf of clients. All proxy votes on behalf of clients are voted the same way; however, Boston Partners may refrain from voting proxies for certain clients in certain markets. These arrangements are outlined in respective client investment management agreements. Boston Partners may also refrain from voting proxies on behalf of clients when shares are out on loan; when share blocking is required to vote; where it is not possible to vote shares; where there are legal or operational difficulties; where Boston Partners believes the administrative burden and/ or associated cost exceeds the expected benefit to a client; or where not voting or abstaining produces the desired outcome.
Boston Partners meets with ISS at least annually to review ISS policy changes, themes, methodology, and to review the Proxy Voting Policies. The information is taken to the Committee to discuss and decide what changes, if any, need to be made to the Proxy Voting Policies for the upcoming year.
The Proxy Voting Policies provide standard positions on likely issues for the upcoming proxy season. In determining how proxies should be voted, including those proxies the Proxy Voting Policies do not address or where the Proxy Voting Policies’ application is ambiguous, Boston Partners primarily focuses on maximizing the economic value of its clients’ investments. This is accomplished through engagements with Boston Partners’ analysts and issuers, as well as independent research conducted by Boston Partners’ Sustainability and Engagement Team. In the case of social and political responsibility issues that, in its view, do not primarily involve financial considerations, it is Boston Partners’ objective to support shareholder proposals that it believes promote good corporate citizenship. If Boston Partners believes that any research provided by ISS or other sources is incorrect, that research is ignored in the proxy voting decision, which is escalated to the Committee so that all relevant facts can be discussed, and a final vote determination can be made. Boston Partners is alerted to proposals that may require more detailed analysis via daily system generated refer notification emails. These emails prompt the Committee Secretary to call a Committee meeting to discuss the items in question.
Although Boston Partners has instructed ISS to vote in accordance with the Proxy Voting Policies, Boston Partners retains the right to deviate from those Proxy Voting Policies if, in its estimation, doing so would be in the best interest of clients.

Conflicts
Boston Partners believes clients are sufficiently insulated from any actual or perceived conflicts Boston Partners may encounter between its interests and those of its clients because Boston Partners votes proxies based on the predetermined Proxy Voting Policies. However, as noted, Boston Partners may deviate from the Proxy Voting Policies in certain circumstances or its Proxy Voting Policies may not address certain proxy voting proposals. If a member of Boston Partners’ research or portfolio management team recommends that it vote a particular proxy proposal in a manner inconsistent with the Proxy Voting Policies or if the Proxy Voting Policies do not address a particular proposal, Boston Partners will adhere to certain procedures designed to ensure that the decision to vote the particular proxy proposal is based on the best interest of Boston Partners’ clients. In summary, these procedures require the individual requesting a deviation from the Proxy Voting Policies to complete a Conflicts Questionnaire (the “Questionnaire”) along with written document of the economic rationale supporting the request. The Questionnaire seeks to identify possible relationships with the parties involved in the proxy that may not be readily apparent. Based on the responses to the Questionnaire, the Committee (or a subset of the Committee) will determine whether it believes a material conflict of interest is present. If a material conflict of interest is found to exist, Boston Partners will vote in accordance with client instructions, seek the recommendation of an independent third-party or resolve the conflict in such other manner as Boston Partners believes is appropriate, including by making its own determination that a particular vote is, notwithstanding the conflict, in the best interest of clients.
Oversight
Meetings and upcoming votes are reviewed by the Committee Secretary. Votes on behalf of Boston Partners’ clients are reviewed and compared against ISS’ recommendations. When auditing vote instructions, which Boston Partners does at least annually, ballots voted for a specified period are requested from ISS, and a sample of those meetings are reviewed by Boston Partners’ Operations Team. The information is then forwarded to compliance/ the Committee Secretary for review. Any perceived exceptions are reviewed with ISS and an analysis of what the potential vote impact would have been is conducted. ISS’ most recent SOC-1 indicates they have their own control and audit personnel and procedures, and a sample of ballots are randomly selected on a quarterly basis. ISS compares ballots to applicable vote instructions recorded in their database. Due diligence meetings with ISS are conducted periodically.
Disclosures
A copy of Boston Partners’ Proxy Voting Policies and Procedures, as updated from time to time, as well as information regarding the voting of securities for a client account is available upon request from your Boston Partners relationship manager. For general inquiries, contact (617) 832-8153.

GATEWAY INVESTMENT ADVISERS, LLC
PROXY VOTING POLICY
1.1
Overview

This proxy voting policy and related procedures apply to clients who desire Gateway Investment Advisers, LLC (“Gateway”) to vote proxies on their behalf, including registered investment companies advised (or sub-advised) by Gateway. Questions regarding this policy should be directed to Gateway’s CCO.
1.2
Introduction

Gateway recognizes that voting rights are financial assets of its clients and that they must be managed accordingly; with voting decisions being made in the best interests of its clients who wish Gateway to exercise such authority and of shareholders of the registered investment companies for which it acts as adviser or sub-adviser (hereinafter referred collectively as (“Clients”). Gateway, in turn, has retained Institutional Shareholder Services (“ISS”) as its proxy agent to recommend how to vote each proxy as well as administer the voting of proxies on behalf of Gateway.
1.3
Role of Proxy Voting Agent

Gateway has engaged ISS, an independent proxy voting service, to assist in the voting of proxies. ISS is responsible for coordinating with each Client’s custodian, to ensure that all proxy ballots relating to a Client’s portfolio are processed in a timely manner. To accommodate this process, Gateway has instructed ISS to automatically vote in accordance with ISS’ vote recommendations no later than five (5) calendar days prior to the vote submission deadline without Gateway’s prior approval.
ISS, with its vast research capabilities, has developed its U.S. and global proxy voting guidelines, which provide vote recommendations for proxy voting, that are designed to serve the best interests of investors. These guidelines outline the rationale for determining how particular issues should be voted. Gateway’s CIO, on an annual basis, will determine whether ISS’ applicable proxy guidelines continue to be in the best interests of Gateway’s Clients. Gateway will instruct ISS to vote in accordance with these guidelines unless at least one of the following conditions apply:
A.
Gateway’s portfolio management team has decided to override the ISS vote recommendation for a Client(s) based on its own determination that the Client(s) would best be served with a vote contrary to the ISS recommendation based on Gateway’s higher degree of analysis of ISS’s vote recommendation. Such decision(s) will be documented by Gateway (and communicated to ISS if a decision(s) led to a vote override). Gateway’s CIO will determine, on an annual basis, as to which classification level an ISS vote recommendation should be analyzed further by Gateway (which may include highly contested matters regarding mergers and acquisitions, dissolutions, conversions, consolidations, or contested elections of directors); or

B.
Gateway’s portfolio management team has decided to override ISS’ vote recommendation for a Client(s) based on its own determination that the Client(s) would best be served with a vote contrary to ISS’ recommendation based on Gateway’s consideration of certain additional information. Specifically, in the event Gateway becomes aware that an issuer has filed additional soliciting material with the SEC regarding ISS’ vote recommendation and if such additional information would reasonably be expected to affect Gateway’s voting determination, Gateway will consider this supplemental information if such additional material was submitted to Gateway via ISS no later than five (5) calendar days prior to the vote submission deadline. Only additional information from issuers that apply to the classification levels determined by the CIO would be considered information reasonably expected to affect Gateway’s voting determination. Information received within the five (5) calendar days before the cutoff time frame, but before the vote submission deadline, may be considered, but only on a best-efforts basis. Decision(s) as to whether this additional information affects whether or not Gateway follows ISS’s vote recommendation will be documented by Gateway (and communicated to ISS if the analysis led to a vote override); or

C.
ISS does not give a vote recommendation, in which case Gateway will independently determine how a particular issue should be voted. In these instances, Gateway, through its portfolio management team, will document the reason(s) used in determining a vote and communicate Gateway’s voting instruction to ISS. Gateway will generally seek to vote in accordance with ISS’s guidelines; or

D.
If voting on any particular security compromises Gateway’s ability to later transact in such security (e.g., shareblocking practices) or if, in Gateway’s judgment, the expected cost associated with the vote exceeds the expected benefits of the vote (e.g., non-U.S. security restrictions), then Gateway will abstain from voting on a particular security: or

E.
If voting would impose costs on the Client, such as opportunity costs for the Client resulting from restricting the use of securities for lending in order to preserve the right to vote, then Gateway will not make efforts to vote these securities on behalf of the Client.

1.4
Conflicts of Interest

From time to time, Gateway or an employee or another affiliate of Gateway may have a conflict of interest with respect to a proxy vote. A conflict of interest may exist, for example, if Gateway has a business relationship (or potential business relationship) with either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. Any individual with knowledge of any actual or potential conflict of interest, such as a personal conflict of interest (e.g. familial relationship with company management) or of a business relationship (e.g. Gateway is the investment manager to a soliciting company), shall disclose that conflict to the Legal and Compliance Department. In the event of a reported conflict, the Legal and Compliance Department will determine and record how the proxies in question shall be voted; although it is expected that ISS vote recommendations will be followed unless a determination to vote contrary to ISS is documented.
From time to time, ISS experiences conflicts of interest with respect to proxy votes. A conflict of interest can exist, for example, if a subsidiary of ISS has a business consultant relationship with an issuer and ISS is determining a vote recommendation on the same issuer. Gateway has formalized due diligence processes in place to determine, on an annual basis, if ISS’ efforts to mitigate such conflicts are reasonable.
1.5
Due Diligence of Proxy Adviser

Gateway will follow formalized procedures to undertake continuing due diligence of ISS, both in the areas of research and the administrative tasks of proxy voting.
1.6
Record Retention Requirements

In accordance with Rule 204-2(c)(2) under the Investment Advisers Act of 1940, as amended, Gateway will maintain the following records for a period of not less than five years:
A.
This Gateway proxy voting policy;

B.
Records of Clients’ written requests for this policy and/or their voting record;

C.
Gateway’s written response to such written or oral requests; and in instances that arise due to circumstances describe in Section 4.3 A, B and C, a memo as to how Gateway arrived at its decision to vote the proxies at issue.

ISS will make and retain, on Gateway’s behalf (as evidenced by an undertaking from ISS to provide a copy promptly upon request), the following documents:
A.
A copy of a proxy statement*;

B.
A record of each vote cast by Gateway on behalf of a Client; and

C.
A copy of any document that was material to making a decision how to vote proxies on behalf of a Client or that memorialized the basis of that decision.

1.7
How to Obtain Voting Information

At any time, a Client may obtain this Proxy Voting Policy along with ISS’s Proxy Voting Guidelines Summary and his or her voting record upon the Client’s written or oral request to Gateway.
Effective Date: February 15, 2008, revised December 11, 2008 revised February 18, 2015, revised February 28, 2021.

*
Gateway may also rely on obtaining a copy from the EDGAR system

HARRIS ASSOCIATES L.P.
PROXY VOTING POLICIES, GUIDELINES, AND PROCEDURES
PROXY VOTING POLICY
Harris Associates L.P. (“Harris”, “the Firm” or “we”) believes that proxy voting rights are valuable portfolio assets and an important part of our investment process, and we exercise our voting responsibilities as a fiduciary solely with the goal of serving the best interests of our clients in their capacity as shareholders of a company. As an investment manager, Harris is primarily concerned with maximizing the value of its clients’ investment portfolios. Harris has long been active in voting proxies on behalf of shareholders in the belief that the proxy voting process is a significant means of addressing crucial corporate governance issues and encouraging corporate actions that are believed to enhance shareholder value. We have a Proxy Voting Committee comprised of investment professionals that reviews and recommends policies and procedures regarding our proxy voting and ensures compliance with those policies.
The proxy voting guidelines below summarize Harris’ position on various issues of concern to investors and give a general indication of how proxies on portfolio securities will be voted on proposals dealing with particular issues. We will generally vote proxies in accordance with these guidelines, except as otherwise determined by the Proxy Voting Committee, unless the client has specifically instructed us to vote otherwise. These guidelines are not exhaustive and do not include all potential voting issues. Because proxy issues and the circumstances of individual companies vary, there may be instances when Harris may not vote in strict adherence to these guidelines. Our investment professionals, as part of their ongoing review and analysis of all portfolio holdings, are responsible for monitoring significant corporate developments, including proxy proposals submitted to shareholders, and notifying the Proxy Voting Committee if they believe the economic interests of shareholders may warrant a vote contrary to these guidelines. In such cases, the Proxy Voting Committee will determine how the proxies will be voted.
In determining the vote on any proposal, the Proxy Voting Committee will consider the proposal’s expected impact on shareholder value and will not consider any benefit to Harris, its employees, its affiliates or any other person, other than benefits to the owners of the securities to be voted, as shareholders.
Harris considers the reputation, experience and competence of a company’s management when it evaluates the merits of investing in a particular company, and we invest in companies in which we believe management goals and shareholder goals are aligned. When this happens, by definition, voting with management is generally the same as voting to maximize the expected value of our investment. Accordingly, on most issues, our votes are cast in accordance with management’s recommendations. This does not mean that we do not care about corporate governance. Rather, it is confirmation that our process of investing with shareholder aligned management is working. Proxy voting is not always black and white, however, and reasonable people can disagree over some matters of business judgment. When we believe management’s position on a particular issue is not in the best interests of our clients, we will vote contrary to management’s recommendation.
VOTING GUIDELINES
The following guidelines are grouped according to the types of proposals generally presented to shareholders.
Board of Directors Issues
Harris believes that boards should have a majority of independent directors and that audit, compensation and nominating committees should generally consist solely of independent directors.
1.
Harris will normally vote in favor of the directors recommended by the issuer’s board provided that a majority of the board would be independent. If the board does not have a majority of independent directors, Harris will normally vote in favor of the independent directors and against the non-independent directors.

2.
Harris will normally vote in favor of proposals to require a majority of directors to be independent.

3.
Harris will normally vote against proposals that mandate an independent board chairman.1

4.
Harris will normally vote in favor of proposals that audit, compensation and nominating committees consist solely of independent directors, and will vote against the election of non-independent directors who serve on those committees.

5.
Harris will normally vote in favor of proposals regarding director indemnification arrangements.

6.
Harris will normally vote against proposals advocating classified or staggered boards of directors.

7.
Harris will normally vote in favor of proposals requiring a majority vote for directors.

8.
Harris will normally vote in favor of proposals requiring the separation of the Chairman and Chief Executive Officer positions.

Auditors
Harris believes that the relationship between an issuer and its auditors should be limited primarily to the audit engagement, although it may include certain closely related activities such as financial statement preparation and tax-related services that do not raise any appearance of impaired independence.
1.
Harris will normally vote in favor of ratification of auditors selected by the board or audit committee, subject to the above.

2.
Harris will normally vote against proposals to prohibit or limit fees paid to auditors for all non-audit services, subject to the above.

3.
Harris will normally vote in favor of proposals to prohibit or limit fees paid to auditors for general management consulting services other than auditing, financial statement preparation and controls, and tax-related services.

Equity Based Compensation Plans
Harris believes that appropriately designed equity-based compensation plans approved by shareholders can be an effective way to align the interests of long-term shareholders and the interests of management, employees and directors. However, we are opposed to plans if they have historically been used to provide participants with excessive awards or have inherently objectionable structural features.
1.
Harris will normally vote against such plans when, over a 3-year average period, the company’s grants of options and awards as a percentage of shares outstanding exceeds 5%.

2.
Harris will normally vote in favor of such plans when, over a 3-year average period, the company’s grants of options and awards as a percentage of shares outstanding does not exceed 5%.

3.
Harris will normally vote in favor of proposals for an annual shareholder advisory vote on executive compensation.

4.
Harris will normally vote in favor of advisory votes to ratify named executive officer compensation.

5.
Harris will normally vote in favor of proposals to require expensing of options.

6.
Harris will normally vote against proposals to permit repricing of underwater options.

7.
Harris will normally vote against shareholder proposals that seek to limit directors’ compensation to common stock.

8.
Harris will normally vote in favor of proposals for employee stock purchase plans, so long as shares purchased through such plans are sold at no less than 85% of current market value.

9.
Harris will normally vote against proposals that prohibit the automatic vesting of equity awards upon a change of control.

1
Harris has an existing guideline that states that we will normally vote in favor of proposals requiring the separation of the Chairman and Chief Executive Officer positions. This supplemental guideline is not intended to change the existing guideline, but recognizes that a Chairman may be separate but not deemed independent (for example, a former executive of the company).

Corporate Structure and Shareholder Rights
Harris generally believes that all shareholders should have an equal voice and that barriers which limit the ability of shareholders to effect change and to realize full value are not desirable.
1.
Harris will normally vote in favor of proposals to authorize the repurchase of shares.

2.
Harris will normally vote against proposals creating or expanding supermajority voting rights.

3.
Harris will normally vote against the adoption of anti-takeover measures.

4.
Harris will normally vote in favor of proposals for stock splits and reverse stock splits.

5.
Harris will normally vote against proposals to authorize different classes of stock with different voting rights.

6.
Harris will normally vote against proposals to increase authorized shares with preemptive rights if the increase is greater than 100% of currently issued shares.

7.
Harris will normally vote for proposals to increase authorized shares with preemptive rights if the increase is less than 100% of currently issued shares.

8.
Harris will normally vote for proposals to amend articles, bylaws or charters to reduce the ownership threshold for shareholders to call special meetings if either (a) management recommends voting for the proposal or (b) the qualifying ownership threshold is 25% of the voting shares.

9.
Harris will normally vote against proposals to provide the right to act by written consent to shareholders unless management recommends voting for the proposal.

10.
Harris will normally vote against proposals to increase authorized shares without preemptive rights if the increase is greater than 20% of currently issued shares.

11.
Harris will normally vote for proposals to increase authorized shares without preemptive rights if the increase is less than 20% of currently issued shares.

Proxy Access Proposals
Harris will normally vote in favor of proxy access proposals if either (a) management recommends voting in favor of the proposal or (b) the proposal meets all of the following criteria:
•
The shareholders making the proposal have an ownership threshold of 5% of the voting power

•
The shareholders making the proposal each have 3 years of continuous ownership

•
The proposal does not exceed a cap on shareholder nominees of 25% of the board

•
The proposal does not exceed a limit of 20 on the number of shareholders permitted to form a nominating group

Routine Corporate Matters
Harris will generally vote in favor of routine business matters such as approving a motion to adjourn the meeting, declaring final payment of dividends, approving a change in the annual meeting date and location, approving the minutes of a previously held meeting, receiving consolidated financial statements, change of corporate name and similar matters. However, to the extent that the voting recommendation of Institutional Shareholder Services (“ISS”) opposes the issuer’s management on the routine matter, the proposal will be submitted to the Proxy Voting Committee for determination.
Social Responsibility Issues
Harris believes that matters related to a company’s day-to-day business operations are primarily the responsibility of management and should be reviewed and supervised solely by the company’s board of directors. Harris is focused on maximizing long-term shareholder value and will typically vote against shareholder proposals requesting that a company disclose or amend certain business practices unless we believe a proposal would have a substantial positive economic impact on the company.

Certain Other Issues
Harris may also maintain Supplemental Proxy Voting Guidelines to address certain proposals that are not as enduring as those listed above, but yet may be presented repeatedly by issuers during a given proxy season. For example, companies in a particular industry or country may be affected by a change in the law that requires them to submit a one-time proxy proposal during the proxy season. The Proxy Voting Committee will determine which proposals will be included on the list of Supplemental Proxy Voting Guidelines, and will update the list as needed. The Proxy Voting Committee will provide the list to research analysts and the Proxy Administrator.
VOTING SHARES OF FOREIGN ISSUERS
Because foreign issuers are incorporated under the laws of countries outside the United States, protection for and disclosures to shareholders may vary significantly from jurisdiction to jurisdiction. Laws governing foreign issuers may, in some cases, provide substantially less protection for shareholders. As a result, the foregoing guidelines, which are premised on the existence of a sound corporate governance and disclosure framework, may not be appropriate under some circumstances for foreign issuers. Harris will generally vote proxies of foreign issuers in accordance with the foregoing guidelines where appropriate. On occasion, the proxy statements of foreign issuers may lack disclosure or transparency with respect to a significant element(s) for consideration (e.g., names of directors, targets for incentive plans, etc.), which may be a sufficient basis for voting contrary to the foregoing guidelines. If an analyst decides to vote contrary to guidelines solely due to the lack of disclosure or transparency, then the matter need not be submitted to the Proxy Voting Committee for approval. The basis for such a decision to vote contrary to a guideline pursuant to the aforementioned reason(s) shall be appropriately documented.
In some non-U.S. jurisdictions, sales of securities voted may be prohibited for some period of time, usually between the record and meeting dates (“share blocking”). Since these time periods are usually relatively short in light of our long-term investment strategy, in most cases, share blocking will not impact our voting decisions. However, there may be occasions where the loss of investment flexibility resulting from share blocking will outweigh the benefit to be gained by voting.
BANK HOLDING COMPANY ACT COMPLIANCE
Harris is an indirect subsidiary of Natixis Investment Managers, L.P., which is an indirect subsidiary of Natixis Investment Managers S.A., an international asset management group based in Paris, France. Natixis Investment Managers S.A. is in turn owned by Natixis, a French investment banking and financial services firm. Natixis is principally owned by BPCE, France’s second largest banking group.
Natixis is subject to certain U.S. banking laws, including the Bank Holding Company Act of 1956, as amended (the “BHC Act”) and to regulation and supervision by the Board of Governors of the Federal Reserve System (the “Federal Reserve”) due to Natixis’ U.S. bank branch operations. The BHC Act generally prohibits Natixis and its direct and indirect subsidiaries, including Harris, in the aggregate from owning or controlling or holding sole voting discretion with respect to 5% or more of any class of voting stock of any U.S. bank holding company, savings and loan holding company or insured depository institution (a “U.S. Banking Organization”) without prior approval from the Federal Reserve. In the absence of measures to eliminate Harris’ voting authority over securities of certain U.S. Banking Organizations, the foregoing limits could have an adverse effect on Harris’ ability to manage clients’ investment portfolios by restricting Harris’ ability to make investments, or impact the size of an investment in, and/or impose maximum holding periods on shares of voting securities of such U.S. Banking Organizations.
Upon notification by Natixis that its aggregate control of such securities is approaching the 5% ownership limit established by the BHC Act, Harris could be required to relinquish its proxy voting responsibilities to ISS, such that ISS will vote in accordance with ISS’s standard Proxy Voting Guidelines over securities issued by U.S. Banking Organizations identified by Harris (a “Vote Divestiture Event”). Pursuant to a Vote Divestiture Event, Harris will not be able to override ISS’s vote. If, subsequent to a Vote Divestiture Event, Natixis’ aggregate control of such securities were to decrease to such a percentage where Harris determines to resume its control of proxy voting, while remaining in compliance with the BHC Act (a “Vote Return Event”), Harris would direct ISS in writing to return proxy voting responsibilities for the applicable U.S. Banking Organizations to Harris.
CONFLICTS OF INTEREST
The Proxy Voting Committee, in consultation with the Legal and Compliance Departments, is responsible for monitoring and resolving possible material conflicts of interest with respect to proxy voting. A conflict of interest may exist, for example, when: (i) proxy votes regarding non-routine matters are solicited by an issuer who has an institutional separate account relationship with Harris or Harris is actively soliciting business from the issuer; (ii) when we are aware that a proponent of a proxy proposal has a business relationship with Harris or Harris is actively soliciting such business (e.g., an employee group for which Harris manages money); (iii) when we are aware that Harris has business relationships with participants in proxy contests, corporate directors or director candidates; or (iv) when we are aware that a Harris employee has a personal interest in the outcome of a particular matter before shareholders (e.g., a Harris executive has an immediate family member who serves as a director of a company). Any employee with knowledge of any conflict of interest relating to a particular proxy vote shall disclose that conflict to the Proxy Voting Committee. In addition, if any member of the Proxy Voting Committee has a conflict of interest, he or she will recuse himself or herself from any consideration of the matter, and an alternate member of the committee will act in his or her place.
Harris is committed to resolving any such conflicts in its clients’ collective best interest, and accordingly, we will vote pursuant to the Guidelines set forth in this Proxy Voting Policy when conflicts of interest arise. However, if we believe that voting in accordance with a Guideline is not in the best interest of our clients under the particular facts and circumstances presented, or if the proposal is not addressed by the Guidelines, then we will vote in accordance with the guidance of ISS. If ISS has not provided guidance with respect to the proposal or if we believe the recommendation of ISS is not in the best interests of our clients, then the Proxy Voting Committee will refer the matter to (1) the Executive Committee of the Board of Trustees of Harris Associates Investment Trust for a determination of how shares held in The Oakmark Funds will be voted, and (2) the Proxy Voting Conflicts Committee consisting of Harris’ General Counsel, Chief Compliance Officer (“CCO”) and Chief Financial Officer for a determination of how shares held in all other client accounts will be voted. Each of those committees will keep a written record of the basis for its decision.
VOTING PROCEDURES
The following procedures have been established with respect to the voting of proxies on behalf of all clients, including mutual funds advised by Harris, for which Harris has voting responsibility.
Proxy Voting Committee.   The Proxy Voting Committee (the “Committee”) is responsible for recommending proxy voting guidelines, establishing and maintaining policies and procedures for proxy voting, and ensuring compliance with these policies and procedures. At least annually, the Committee will review the adequacy of these policies, guidelines and procedures to help ensure they are implemented effectively and reasonably designed so that proxies are voted in the best interest of Harris’ clients. The review will be documented in the minutes of the Committee’s meetings.
The Committee consists of three investment professionals: two domestic research analysts and one international research analyst. Committee members serve for three years with members replaced on a rotating basis. New Committee members are nominated by the Committee and are normally approved by the Committee members at the annual Committee meeting. The Committee also has two alternate members (one domestic analyst and one international analyst) either of who may serve in the absence of a regular member of the Committee.
Proxy Administrator.   The Proxy Administrator is comprised of employees of the Security Data Management Team whom are responsible for ensuring that all votes are placed with the proxy voting service provider and that all necessary records, as appropriate, are maintained reflecting such voting.
Proxy Voting Service Provider.   Harris has engaged ISS, an independent proxy voting service provider, to assist in voting proxies. ISS provides the Firm with information concerning shareholder meetings, electronic voting, recordkeeping and reporting services, research with respect to companies, and proxy voting guidance and recommendations. Harris uses information from ISS as a supplement to its own internal research database regarding the companies in a client’s portfolio. Harris may consider additional information that becomes available regarding a particular proposal such as information conveyed by the issuer or a shareholder proponent. Harris will consider all material information available, whether derived from internal research or from the Proxy Voting Service Provider, when determining how to vote proxies on behalf of clients.
In order to remain confident that ISS continues to have the capacity and competency to adequately analyze proxy issues, the Proxy Administrator will annually obtain and review ISS’ SOC Report, or similar attestation report, and current Form ADV. In addition, the Proxy Administrator shall periodically review ISS’ disclosures, policies and procedures regarding its conflict of interests for adequacy. The Proxy Administrator shall forward any conflict that both (1) relates to issuers whose proxies Harris is currently reviewing and (2) involve a matter for which Harris would recommend a vote against the Proxy Voting Policies, Guidelines and Procedures to the General Counsel, or his/her designee, for review.
To the extent the Proxy Administrator or the General Counsel, or his/her designee, determine that a control deficiency, conflict of interest or other disclosure matter could materially impact the capacity or competency of ISS in connection with a matter for which Harris would recommend a vote against the Proxy Voting Policies, Guidelines and Procedures, he/she shall promptly report such determination to the Committee for review and further action, if any.

In the event an analyst, during the course of the analyst’s review of ISS’ proxy recommendation, uncovers a material factual error or omission that causes the analyst to question ISS’ process for developing its recommendation, the analyst shall report the error or omission to the Proxy Administrator. The Proxy Administrator, or his/her designee, will review the error or omission and contact ISS to seek to reduce similar errors or omissions in the future. For purposes of this section, a material factual error or omission means an error or omission of fact that the analyst believes that if corrected would cause ISS to change its recommendation. The Proxy Administrator will periodically assess the extent to which any material errors or omissions materially affected ISS’s research or recommendations used by the Firm.
Voting Decisions.   As described in the Proxy Voting Policy above, the Firm has established proxy voting guidelines, including supplemental proxy voting guidelines, on various issues. We will generally vote proxies in accordance with these guidelines except as otherwise determined by the Proxy Voting Committee. The Proxy Administrator, or designated back-up, is responsible for alerting the Firm’s research analyst who follows the company about the proxy proposals. If the analyst believes the proxy should be voted in accordance with the Guidelines, he or she will vote the proposal accordingly and indicate his or her initials in the appropriate location of the electronic ballot and submit the vote for further processing by the Proxy Administrator. If the analyst believes the proxy should be voted contrary to the Guidelines, he or she will submit the proposal, along with his or her recommended vote and ISS’s recommended vote, if any, to the Proxy Voting Committee, which reviews the proposal and the analyst’s recommendation and makes a voting decision by majority vote. If a proposal is not explicitly addressed by the Guidelines but the analyst agrees with the voting recommendation of ISS regarding that proposal, he or she will vote the proxy in accordance with such recommendation and indicate his or her initials in the appropriate location of the electronic ballot and submit the vote for further processing by the Proxy Administrator. If a proposal is not explicitly addressed by the Guidelines and the analyst believes the proxy should be voted contrary to the ISS recommendation, he or she will submit the proposal, along with his or her recommended vote and ISS’s recommended vote to the Proxy Voting Committee, which reviews the proposal and the analyst’s recommendation and makes a voting decision by majority vote. If neither the Guidelines nor ISS address the proxy proposal, the analyst will submit the proposal and his or her recommended vote to the Proxy Voting Committee, which makes a voting decision by majority vote. That Proxy Voting Committee decision is reflected in the electronic ballot.
In the case where securities that are not on the Firm’s Approved Lists of domestic, international or small cap securities are held in managed accounts, the Proxy Administrator, or designated back-up, will vote all shares in accordance with the Firm’s guidelines or, if the guidelines do not address the particular issue, in accordance with the guidance of ISS.
In the case of a conflict of interest, the Proxy Administrator will vote in accordance with the procedures set forth in the Conflicts of Interest provisions described above.
Voting Ballots.   For shares held in The Oakmark Funds and other client accounts, the IT Department sends a daily holdings file to ISS detailing the holdings in the Funds and other client accounts. ISS is responsible for reconciling this information with the information it receives from the custodians and escalating any discrepancies to the attention of the Proxy Administrator. The Proxy Administrator works with ISS and custodians to resolve any discrepancies to ensure that all shares entitled to vote are voted.
Recordkeeping and Reporting.   Much of Harris’ recordkeeping and reporting is maintained electronically on ISS’s systems. In the event that records are not held electronically within ISS’s system, Harris will maintain records of proxy voting proposals received, records of votes cast on behalf of clients, and any documentation material to a proxy voting decision as required by law. Upon request, or on an annual basis for ERISA accounts, Harris will provide clients with the proxy voting record for that client’s account. In addition, annually, Harris will file with the U.S. Securities and Exchange Commission and make available on the Oakmark Funds’ website the voting record for the Oakmark Funds for the previous one-year period ended June 30th.
Compliance Testing.   The Compliance Department will conduct testing of these procedures periodically, based upon the outcome of the annual Compliance Risk Assessment Methodology for this area.

Approved by the Proxy Voting Committee on February 22, 2016
Amended 1/17/17, 8/18/17, 2/23/18, 2/28/19, 2/27/20

HARRIS ASSOCIATES L.P.
SUPPLEMENTAL PROXY VOTING GUIDELINES
Effective February 2019
1.
Harris will normally vote in accordance with the recommendations of Institutional Shareholder Services (“ISS”) with respect to the election of directors for Japanese companies.

2.
For European companies, Harris will normally vote in favor of proposals for employee stock purchase plans, so long as shares purchased through such plans are sold at no less than 80% of current market value.

3.
Harris will normally vote in favor of the election of non-independent directors who serve on audit, compensation and nominating committees in cases where the director is deemed non-independent solely because of his or her tenure as a director or status as an employee or shareholder representative where such representatives are required by law to serve on such committees.1

1
Harris has an existing guideline that states that we will normally vote against the election of non-independent directors who serve on audit, compensation and nominating committees. We do not have a specific guideline that defines “independence”, and ISS defines independence differently depending on the market. For example, for many international markets (primarily in Europe), ISS considers a director to be non-independent after 12 years of service on a board. Additionally, a number of countries mandate by law that shareholder and employee representatives sit on the board and on special committees, and ISS deems these representatives to be non-independent. We believe that, in most cases, it is in the best interests of shareholders to have such individuals serve on these committees and that they should not be deemed non-independent under Harris’ guideline solely for these reasons.

INVESCO’S POLICY STATEMENT ON GLOBAL CORPORATE GOVERNANCE AND PROXY VOTING
Effective January 2021
I. Introduction

Invesco Ltd. and its affiliated investment advisers (collectively, “Invesco”, the “Company”, “our” or “we”) has adopted and implemented this Policy Statement on Global Corporate Governance and Proxy Voting (“Policy”) which it believes describes policies and procedures reasonably designed to ensure that proxies are voted in the best interests of its clients. This Policy is intended to help Invesco’s clients understand our commitment to responsible investing and proxy voting, as well as the good governance principles that inform our approach to engagement and voting at shareholder meetings.
A. Our Commitment to Environmental, Social and Governance Investment Stewardship and Proxy Voting
Our commitment to environmental, social and governance (ESG) principles is a core element of our ambition to be the most client centric asset manager. We aspire to incorporate ESG considerations into all of our investment capabilities in the context of financial materiality and in the best interest of our clients. Our Global ESG team functions as a center of excellence, providing specialist insights on research, engagement, voting, integration, tools, and client and product solutions with investment teams implementing ESG approaches appropriate to asset class and investment style. Much of our work is rooted in fundamental research and frequent dialogue with companies.
Invesco views proxy voting as an integral part of its investment management responsibilities. The proxy voting process at Invesco focuses on protecting clients’ rights and promoting governance structures and practices that reinforce the accountability of corporate management and boards of directors to shareholders. The voting decision lies with our portfolio managers and analysts with input and support from our Global ESG team and Proxy Operations functions. Our proprietary proxy voting platform (“PROXYintel”) facilitates implementation of voting decisions and rationales across global investment teams. Our good governance principles, governance structure and processes are designed to ensure that proxy votes are cast in accordance with clients’ best interests.
As a large active investor, Invesco is well placed to use our ESG expertise and beliefs to engage with portfolio companies in ways which drive corporate change that we believe will enhance shareholder value. We take our responsibility as active owners very seriously and see engagement as an opportunity to encourage continual improvement and ensure that our clients’ interests are represented and protected. Dialogue with portfolio companies is a core part of the investment process. Invesco may engage with investee companies to discuss environmental, social and governance issues throughout the year or on specific ballot items to be voted on.
Our passive strategies and certain other client accounts managed in accordance with fixed income, money market and index strategies (including exchange traded funds) will typically vote in line with the majority holder of the active-equity shares held by Invesco outside of those strategies. Invesco refers to this approach as “Majority Voting”. This process of Majority Voting ensures that our passive strategies benefit from the engagement and deep dialogue of our active investors, which Invesco believes benefits shareholders in passively-managed accounts. In the absence of overlap between the active and passive holders, the passive holders vote in line with our internally developed voting guidelines (as defined below). Portfolio managers and analysts for accounts employing Majority Voting retain full discretion to override Majority Voting and to vote the shares as they determine to be in the best interest of those accounts, absent certain types of conflicts of interest, which are discussed elsewhere in this Policy.
B. Applicability of Policy
Invesco may be granted by its clients the authority to vote the proxies of securities held in client portfolios. Invesco’s investment teams vote proxies on behalf of Invesco-sponsored funds and both fund and non-fund advisory clients that have explicitly granted Invesco authority in writing to vote proxies on their behalf. In the case of institutional or sub-advised clients, Invesco will vote the proxies in accordance with this Policy unless the client agreement specifies that the client retains the right to vote or has designated a named fiduciary to direct voting.
This Policy applies to all entities in Exhibit A. Due to regional or asset class specific considerations, there may be certain entities that have local proxy voting guidelines or policies and procedures that differ from this Policy. In the event that local policies and the Global Policy differ, the local policy will apply. These entities are also listed in Exhibit A and include proxy voting guidelines specific to; Invesco Asset Management (Japan) Limited, Invesco Asset

Management (India) Pvt. Ltd, Invesco Taiwan Ltd and Invesco Capital Markets, Inc. for Invesco Unit Investment Trusts. In Europe, we comply with the Shareholder Rights Directive and publish our disclosures and voting practices in this regard.
II. Global Proxy Voting Operational Procedures

Invesco’s global proxy voting operational procedures are in place to implement the provisions of this Policy (the “Procedures”). At Invesco, proxy voting is conducted by our investment teams through PROXYintel. Our investment teams globally are supported by Invesco’s centralized team of ESG professionals and proxy voting specialists. Invesco’s Global ESG team oversees the proxy policy, operational procedures, inputs to analysis and research and leads the Global Invesco Proxy Advisory Committee (“Global IPAC”). Invesco’s global proxy administration team is responsible for operational implementation including vote execution oversight.
Invesco aims to vote all proxies where we have been granted voting authority in accordance with this Policy as implemented by the Procedures. Our portfolio managers and analysts review voting items based on their individual merits and retain full discretion on vote execution conducted through our proprietary proxy voting platform. Invesco may supplement its internal research with information from independent third-parties, such as proxy advisory firms.
A. Proprietary Proxy Voting Platform
Invesco’s proprietary proxy voting platform is supported by a dedicated team of internal proxy specialists. PROXYintel streamlines the proxy voting process by providing our investment teams globally with direct access to meeting information and proxies, external proxy research and ESG ratings, as well as related functions, such as management of conflicts of interest issues, significant votes, global reporting and record-keeping capabilities. Managing these processes internally, as opposed to relying on third parties, is designed to provide Invesco greater quality control, oversight and independence in the proxy administration process.
Historical proxy voting information is stored to build institutional knowledge across the Invesco complex with respect to individual companies and proxy issues. Certain investment teams also use PROXYintel to access third-party proxy research and ESG ratings.
Our proprietary systems facilitate internal control and oversight of the voting process. Invesco may choose to leverage this capability to automatically vote proxies based on its internally developed voting guidelines and in circumstances where Majority Voting applies.
B. Oversight of Voting Operations
Invesco’s Proxy Governance and Voting Manager provides oversight of the proxy voting verification processes facilitated by a dedicated proxy administration team which include; (i) the monthly global vote audit review of votes cast containing documented rationales of conflicts of interest votes, market and operational limitations; (ii) the quarterly sampling of proxy votes cast to determine that (a) Invesco is voting consistently with this Policy and (b) third-party proxy advisory firms’ methodologies in formulating the vote recommendation are consistent with their publicly disclosed guidelines; and (iii) quarterly review of rationales with the Global IPAC of occasions where a portfolio manager may take a position that may not be in accordance with Invesco’s good governance principles and our internally developed voting guidelines.
To the extent material errors are identified in the proxy voting process, such errors are reviewed and reported to, as appropriate, the Global Head of ESG, Global Proxy Governance and Voting Manager, legal and compliance, the Global IPAC and relevant boards and clients, where applicable. Invesco’s Global Head of ESG and Proxy Governance and Voting Manager provide proxy voting updates and reporting to the Global IPAC, various boards and clients. Invesco’s proxy voting administration and operations are subject to periodic review by Internal Audit and Compliance groups.
C. Disclosures and Record Keeping
Unless otherwise required by local or regional requirements, Invesco maintains voting records in either electronic format or hard copy for at least 6 years. Invesco makes available its proxy voting records publicly in compliance with regulatory requirements and industry best practices in the regions below:
•
In accordance with the US Securities and Exchange Commission regulations, Invesco will file a record of all proxy voting activity for the prior 12 months ending June 30th for each U.S. registered fund. That filing is made on or before August 31st of each year. Each year, the proxy voting records are made available on Invesco’s website (https://www.invesco.com/corporate/about-us/esg). Moreover, and to the extent applicable, the U.S. Employee Retirement Income Security Act of 1974, as amended (“ERISA”), including Department of Labor regulations and guidance thereunder, provide that the named fiduciary generally should be able to review not only the investment manager’s voting procedure with respect to plan-owned stock, but also to review the actions taken in individual proxy voting situations. In the case of institutional and sub-advised Clients, Clients may contact their client service representative to request information about how Invesco voted proxies on their behalf. Absent specific contractual guidelines, such requests may be made on a semi-annual basis.
•
In the UK and Europe, Invesco publicly discloses our proxy votes monthly in compliance with the UK Stewardship Code and for the European Shareholder Rights Directive annually (https://vds.issgovernance.com/vds/#/Mzk3MA==/).

•
In Canada, Invesco publicly discloses our annual proxy votes each year (https://vds.issgovernance.com/vds/#/MTg2Mg==/) by August 31st, covering the 12-month period ending June 30th in compliance with the National Instrument 81-106 Investment Fund Continuous Disclosure.

•
In Japan, Invesco publicly discloses our proxy votes annually in compliance with the Japan Stewardship Code.

•
In India, Invesco publicly discloses our proxy votes quarterly in compliance with The Securities and Exchange Board of India (“SEBI”) Circular on stewardship code for all mutual funds and all categories of Alternative Investment Funds in relation to their investment in listed equities. SEBI has implemented principles on voting for Mutual Funds through circulars dated March 15, 2010 and March 24, 2014, which prescribed detailed mandatory requirements for Mutual Funds in India to disclose their voting policies and actual voting by Mutual Funds on different resolutions of investee companies.

•
In Hong Kong, Invesco Hong Kong Limited will provide proxy voting records upon request in compliance with the Securities and Futures Commission (“SFC”) Principles of Responsible Ownership.

•
In Taiwan, Invesco publicly discloses our proxy voting policy and proxy votes annually in compliance with Taiwan’s Stewardship Principles for Institutional Investors.

D. Global Invesco Proxy Advisory Committee
Guided by its philosophy that investment teams should manage proxy voting, Invesco has created the Global IPAC. The Global IPAC is an investments-driven committee comprised of representatives from various investment management teams globally, Invesco’s Global Head of ESG and chaired by its Global Proxy Governance and Voting Manager. The Global IPAC provides a forum for investment teams to monitor, understand and discuss key proxy issues and voting trends within the Invesco complex, to assist Invesco in meeting regulatory obligations, to review votes not aligned with our good governance principles and to consider conflicts of interest in the proxy voting process, all in accordance with this Policy.
In fulfilling its responsibilities, the Global IPAC meets as necessary, but no less than semi-annually, and has the following responsibilities and functions: (i) acts as a key liaison between the Global ESG team and local proxy voting practices to ensure compliance with this Policy; (ii) provides insight on market trends as it relates to stewardship practices; (iii) monitors proxy votes that present potential conflicts of interest; (iv) the Conflict of Interest sub-committee will make voting decisions on submissions made by portfolio managers on conflict of interest issues to override the Policy; and (v) reviews and provides input, at least annually, on this Policy and related internal procedures and recommends any changes to the Policy based on, but not limited to, Invesco’s experience, evolving industry practices, or developments in applicable laws or regulations.
In addition to the Global IPAC, for some clients, third parties (e.g., U.S. fund boards) provide oversight of the proxy voting process.
E. Market and Operational Limitations
In the great majority of instances, Invesco will vote proxies. However, in certain circumstances, Invesco may refrain from voting where the economic or other opportunity costs of voting exceeds any benefit to clients. Moreover, ERISA fiduciaries, in voting proxies or exercising other shareholder rights, must not subordinate the economic interests of plan participants and beneficiaries to unrelated objectives. These matters are left to the discretion of the relevant portfolio manager. Such circumstances could include, for example:
•
In some countries the exercise of voting rights imposes temporary transfer restrictions on the related securities (“share blocking”). Invesco generally refrains from voting proxies in share blocking countries unless Invesco determines that the benefit to the client(s) of voting a specific proxy outweighs the client’s temporary inability to sell the security.

•
Some companies require a representative to attend meetings in person to vote a proxy, additional documentation or the disclosure of beneficial owner details to vote. Invesco may determine that the costs of sending a representative, signing a power-of-attorney or submitting additional disclosures outweigh the benefit of voting a particular proxy.

•
Invesco may not receive proxy materials from the relevant fund or client custodian with sufficient time and information to make an informed independent voting decision.

•
Invesco held shares on the record date but has sold them prior to the meeting date.

In some non-U.S. jurisdictions, although Invesco uses reasonable efforts to vote a proxy, proxies may not be accepted or rejected due to changes in the agenda for a shareholder meeting for which Invesco does not have sufficient notice, a proxy voting service may not be offered by the custodian in the local market or due to operational issues experienced by third-parties involved in the process or by the issuer or sub-custodian. In addition, despite the best efforts of Invesco and its proxy voting agent, there may be instances where our votes may not be received or properly tabulated by an issuer or the issuer’s agent.
F. Securities Lending
Invesco’s funds may occasionally participate in a securities lending program. In circumstances where shares are on loan, the voting rights of those shares are transferred to the borrower. If the security in question is on loan as part of a securities lending program, Invesco may determine that the benefit to the client of voting a particular proxy outweighs the benefits of securities lending. In those instances, Invesco may determine to recall securities that are on loan prior to the meeting record date, so that we will be entitled to vote those shares. There may be instances where Invesco may be unable to recall shares or may choose not to recall shares. The relevant portfolio manager will make these determinations.
G. Conflicts of Interest
There may be occasions where voting proxies may present a perceived or actual conflict of interest between Invesco, as investment manager, and one or more of Invesco’s clients or vendors.
Firm-Level Conflicts of interest
A conflict of interest may exist if Invesco has a material business relationship with either the company soliciting a proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. Such relationships may include, among others, a client relationship, serving as a vendor whose products / services are material or significant to Invesco, serving as a distributor of Invesco’s products, a significant research provider or broker to Invesco.
Invesco identifies potential conflicts of interest based on a variety of factors, including but not limited to the materiality of the relationship between the issuer or its affiliates to Invesco.
Invesco’s proxy administration team maintains a list of all such issuers for which a conflict of interest exists (“Global Conflicts List”). Material firm-level conflicts of interests are identified by individuals and groups within Invesco globally based on criteria established by the proxy administration team. The Global Conflicts List is updated periodically by the proxy administration team so as to seek to ensure an updated view is available when conducting conflicts checks. Operating procedures and associated governance are designed to seek to ensure conflicts of interest are appropriately considered ahead of voting proxies. The Global IPAC Conflict of Interest Sub-committee maintains oversight of the process. Companies on the Global Conflicts List will be voted in line with the principles below as implemented by Invesco’s internally developed voting guidelines. To the extent a portfolio manager disagrees with the Policy, our processes and procedures seek to ensure justification and rationales are fully documented and presented to the Global IPAC Sub-committee for a majority vote of its members.

As an additional safeguard, persons from Invesco’s marketing, distribution and other customer-facing functions may not serve on the Global IPAC. For the avoidance of doubt, Invesco may not consider Invesco Ltd.’s pecuniary interest when voting proxies on behalf of clients. To avoid any appearance of a conflict of interest, Invesco will not vote proxies issued by Invesco Ltd. that may be held in client accounts.
Personal Conflicts of Interest
A conflict also may exist where an Invesco employee has a known personal or business relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships. Under Invesco’s Global Code of Conduct, Invesco entities and individuals must act in the best interests of clients and must avoid any situation that gives rise to an actual or perceived conflict of interest.
All Invesco personnel with proxy voting responsibilities are required to report any known personal or business conflicts of interest regarding proxy issues with which they are involved. In such instances, the individual(s) with the conflict will be excluded from the decision-making process relating to such issues.
Voting Fund of Funds
There may be conflicts that can arise from Invesco voting on matters when shares of Invesco-sponsored funds are held by other Invesco funds or entities. The scenarios below set out how Invesco votes in these instances.
•
In the United States, as required by law, proportional voting applies.

•
Shares of an Invesco-sponsored fund held by other Invesco funds will be voted in the same proportion as the votes of external shareholders of the underlying fund, where required by law.

•
Shares of an unaffiliated registered fund held by one or more Invesco funds will be voted in the same proportion as the votes of external shareholders of the underlying fund where the thresholds are met as required by federal securities law or any exemption therefrom.

•
To the extent proportional voting is required by law, but not operationally possible, Invesco will not vote the shares.

•
For US fund of funds where proportional voting is not required by law, Invesco will still apply proportional voting. In the event this is not operationally possible, Invesco will vote in line with our internally developed voting guidelines (as defined below).

•
For non-US fund of funds Invesco will vote in line with our above-mentioned firm-level conflicts of interest process unless we have local policies in place as per Exhibit A.

H. Use of Third-Party Proxy Advisory Services
Invesco may supplement its internal research with information from independent third-parties, such as proxy advisory firms. Globally, Invesco leverages research from Institutional Shareholder Services Inc. (“ISS”) and Glass Lewis (“GL”). Invesco generally retains full and independent discretion with respect to proxy voting decisions.
ISS and GL both provide research reports, including vote recommendations, to Invesco and its portfolio managers and analysts. Invesco retains ISS to provide recommendations based on Invesco’s internally developed custom guidelines. Updates to previously issued proxy research reports may be provided to incorporate newly available information or additional disclosure provided by the issuer regarding a matter to be voted on, or to correct factual errors which may result in the issuance of revised proxy vote recommendations. Invesco’s proxy administration team may periodically monitor for these research alerts issued by ISS and GL that are shared with our investment teams. There may be instances where these updates may not be provided in a timely manner ahead of the vote deadline.
Invesco also retains ISS to assist with services that include receipt of proxy ballots, vote execution through PROXYintel and vote disclosure in Canada, the UK and Europe to meet regulatory reporting obligations.
As part of its fiduciary obligation to clients, Invesco performs extensive initial and ongoing due diligence on the proxy advisory firms it engages globally. This includes reviews of information regarding the capabilities of their research staff, methodologies for formulating voting recommendations, the adequacy and quality of personnel and technology, as applicable, and internal controls, policies and procedures, including those relating to possible conflicts of interest.

The proxy advisory firms Invesco engages globally complete an annual due diligence questionnaire submitted by Invesco, and Invesco conducts annual due diligence meetings in part to discuss their responses to the questionnaire. In addition, Invesco monitors and communicates with these firms and monitors their compliance with Invesco’s performance and policy standards. ISS and GL disclose conflicts to Invesco through a review of their policies, procedures and practices regarding potential conflicts of interests (including inherent internal conflicts) as well as disclosure of the work ISS and GL perform for corporate issuers and the payments they receive from such issuers. Invesco conducts semi-annual roundtables with external proxy and governance experts and our Global IPAC to ensure transparency, dialogue and engagement with the firms. These meetings provide Invesco with an opportunity to assess the firms’ capabilities, conflicts of interest and service levels, as well as provide investment professionals with direct insight into the advisory firms’ stances on key governance and proxy topics and their policy framework/methodologies.
Invesco’s compliance function completes a review of the System and Organizational Controls (“SOC”) Reports for each proxy advisory firm to ensure the related controls operated effectively to provide reasonable assurance.
In addition to ISS and GL, Invesco may use regional third-party research providers to access regionally specific research.
I. Review of Policy
The Global IPAC and Invesco’s Global ESG team, proxy administration team, compliance and legal teams annually communicate and review this Policy and our internally developed voting guidelines to seek to ensure that they remain consistent with clients’ best interests, regulatory requirements, governance trends and industry best practices. At least annually, this Policy and our internally developed voting guidelines are reviewed by various groups within Invesco to ensure that they remain consistent with Invesco’s views on best practice in corporate governance and long-term investment stewardship.
III. Our Good Governance Principles

Invesco’s good governance principles outline our views on best practice in corporate governance and long-term investment stewardship. These principles have been developed by our global investment teams in collaboration with the Global ESG team. The broad philosophy and guiding principles in this section inform our approach to investment stewardship and proxy voting. These principles are not intended to be exhaustive or prescriptive.
Our portfolio managers and analysts retain full discretion on vote execution except where otherwise specified in this Policy. The final voting decisions may incorporate the unique circumstances affecting companies, regional best practices and any dialogue we have had with company management. To the extent a portfolio manager chooses to vote a proxy in a way that is not aligned with the principles below, such manager’s rationales are fully documented.
The following guiding principles apply to operating companies. We apply a separate approach to investment companies and unit investment trusts. Where appropriate, these guidelines are supplemented by additional internal guidance that considers regional variations in best practices, disclosure and region-specific voting items.
The following are high-level governance principles that Invesco endorses:
A. Transparency
Investors require accurate, timely and complete information in order to make informed investment decisions and effectively carry out their stewardship obligations. Invesco supports the highest standards in corporate transparency, including but not limited to the following areas:
Financial reporting: Company accounts and reporting must accurately reflect the underlying economic position of a company. Arrangements that may constitute an actual or perceived conflict with this objective should be avoided.
•
We will generally vote against the incumbent audit committee chair, or nearest equivalent, where the non-audit fees paid to the independent auditor exceed audit fees for two consecutive years or other problematic accounting practices are identified such as fraud, misapplication of audit standards or persistent material weaknesses/deficiencies in internal controls over financial reporting.

•
We will generally not support the ratification of the independent auditor and/or ratification of their fees payable if non-audit fees exceed audit and audit related fees or there are significant auditing controversies or questions regarding the independence of the external auditor. We will consider an auditor’s length of service as a company’s independent auditor in applying this policy.
B. Accountability
Robust shareholder rights and strong board oversight help ensure that management adhere to the highest standards of ethical conduct, are held to account for poor performance and responsibly deliver value creation for stakeholders over the long-term. We therefore encourage companies to adopt governance features that ensure board and management accountability. In particular, we consider the following as key mechanisms for enhancing accountability to investors:
One share one vote: Voting rights are an important tool for investors to hold boards and management teams accountable. Unequal voting rights may limit the ability of investors to exercise their stewardship obligations.
•
We generally do not support proposals that establish or perpetuate dual classes of voting shares, double voting rights or other means of differentiated voting or disproportionate board nomination rights.

•
We generally support proposals to decommission differentiated voting rights.

•
Where unequal voting rights are established, we expect these to be accompanied by reasonable safeguards to protect minority shareholders’ interests.

Anti-takeover devices: Mechanisms designed to prevent or unduly delay takeover attempts may unduly limit the accountability of boards and management teams to shareholders.
•
We generally will not support proposals to adopt antitakeover devices such as poison pills. Exceptions may be warranted at entities without significant operations and to preserve the value of net operating losses carried forward or where the applicability of the pill is limited in scope and duration.

•
In addition, we will generally not support capital authorizations or amendments to corporate articles or bylaws at operating companies that may be utilized for antitakeover purposes, for example, the authorization of classes of shares of preferred stock with unspecified voting, dividend, conversion or other rights (“blank check” authorizations).

Shareholder rights: We support the rights of shareholders to hold boards and management teams accountable for company performance. We generally support best practice aligned proposals to enhance shareholder rights, including but not limited to the following:
•
Adoption of proxy access rights

•
Rights to call special meetings

•
Rights to act by written consent

•
Reduce supermajority vote requirements

•
Remove antitakeover provisions

•
Requirement that directors are elected by a majority vote

In addition, we oppose practices that limit shareholders’ ability to express their views at a general meeting such as bundling unrelated proposals or several significant article or bylaw amendments into a single voting item. We will generally vote against these proposals unless we are satisfied that all the underlying components are aligned with our views on best practice.
Director Indemnification: Invesco recognizes that individuals may be reluctant to serve as corporate directors if they are personally liable for all related lawsuits and legal costs. As a result, reasonable limitations on directors’ liability can benefit a company and its shareholders by helping to attract and retain qualified directors while preserving recourse for shareholders in the event of misconduct by directors. Accordingly, unless there is insufficient information to make a decision about the nature of the proposal, Invesco will generally support proposals to limit directors’ liability and provide indemnification and/or exculpation, provided that the arrangements are reasonably limited in scope to directors acting in good faith and, in relation to criminal matters, limited in scope to directors having reasonable grounds for believing the conduct was lawful.

Responsiveness: Boards should respond to investor concerns in a timely fashion, including reasonable requests to engage with company representatives regarding such concerns, and address matters that receive significant voting dissent at general meetings of shareholders.
•
We will generally vote against the lead independent director and/or the incumbent chair of the governance committee, or nearest equivalent, in cases where the board has not adequately responded to items receiving significant voting opposition from shareholders at an annual or extraordinary general meeting.

•
We will generally vote against the lead independent director and/or incumbent chair of the governance committee, or nearest equivalent, where the board has not adequately responded to a shareholder proposal which has received significant support from shareholders.

•
We will generally vote against the incumbent chair of the compensation committee if there are significant ongoing concerns with a company’s compensation practices that have not been addressed by the committee or egregious concerns with the company’s compensation practices for two years consecutively.

•
In addition, we will generally vote against the incumbent compensation committee chair where there are ongoing concerns with a company’s compensation practices and there is no opportunity to express dissatisfaction by voting against an advisory vote on executive compensation, remuneration report (or policy) or nearest equivalent.

C. Board Composition
Annual director elections: Board members should generally stand for election annually and individually.
•
We will generally support proposals requesting that directors stand for election annually.

•
We will generally vote against the incumbent governance committee chair or lead independent director if a company has a declassified board structure that is not being phased out. This policy will not apply in regions where market practice is for directors to stand for election on a staggered basis or for boards that do not oversee significant commercial operations.

•
When a board is presented for election as a slate (i.e., shareholders are unable to vote against individual nominees and must vote for or against the entire nominated slate of directors) and this approach is not aligned with local market practice, we will generally vote against the slate in cases where we otherwise would vote against an individual nominee.

•
Where market practice is to elect directors as a slate we will generally support the nominated slate unless there are governance concerns with several of the individuals included on the slate or we have broad concerns with the composition of the board such as a lack independence.

Board size: We will generally defer to the board with respect to determining the optimal number of board members, provided that the proposed board size is sufficiently large to represent shareholder interests and sufficiently limited to remain effective.
Definition of independence: Invesco considers local market definitions of director independence but applies a proprietary standard for assessing director independence considering a director’s status as a current or former employee of the business, any commercial or consulting relationships with the company, the level of shares beneficially owned or represented and familial relationships, among others.
Board and committee independence: The board of directors, board committees and regional equivalents should be sufficiently independent from management, substantial shareholders and conflicts of interest. We consider local market practices in this regard and in general we look for a balance across the board of directors. Above all, we like to see signs of robust challenge and discussion in the boardroom.
•
We will generally vote against one or more non-independent directors when a board is less than majority independent, but we will take into account local market practice with regards to board independence in limited circumstances where this standard is not appropriate.

•
We will generally vote against non-independent directors serving on the audit committee.

•
We will generally vote against non-independent directors serving on the compensation committee.

•
We will generally vote against non-independent directors serving on the nominating committee.

•
In relation to the board, compensation committee and nominating committee we will consider the appropriateness of significant shareholder representation in applying this policy. This exception will generally not apply to the audit committee.

Separation of Chair and CEO roles: We believe that independent board leadership generally enhances management accountability to investors. Companies deviating from this best practice should provide a strong justification and establish safeguards to ensure that there is independent oversight of a board’s activities (e.g., by appointing a lead or senior independent director with clearly defined powers and responsibilities).
•
We will generally vote against the incumbent nominating committee chair where the board chair is not independent unless a lead independent or senior director is appointed.

•
We will generally support shareholder proposals requesting that the board chair be an independent director.

•
We will generally not vote against a CEO or executive serving as board chair solely on the basis of this issue, however, we may do so in instances where we have significant concerns regarding a company’s corporate governance, capital allocation decisions and/or compensation practices.

Attendance and over boarding: Directors serving on the board should attend at least 75% of their board and committee meetings, where applicable. In addition, directors should not have excessive external board or managerial commitments that may interfere with their ability to execute the duties of a director.
•
We will generally vote against directors who do not attend 75% of their meetings unless there are extenuating circumstances such as health matters or family emergencies.

•
We will generally vote against directors who have more than four total mandates at public operating companies. We apply a lower threshold for directors with significant commitments such as executive positions and chairmanships.

Diversity: We encourage companies to continue to evolve diversity and inclusion practices. Boards should be comprised of directors with a variety of relevant skills and industry expertise together with a diverse profile of individuals of different genders, ethnicities, skills, tenures and backgrounds in order to provide robust challenge and debate. We consider diversity at the board level, within the executive management team and in the succession pipeline.
•
We will generally vote against the incumbent nominating committee chair of a board where women constitute less than two board members or 25% of the board, whichever is lower, for two or more consecutive years, unless incremental improvements are being made to diversity practices.

•
In addition, we will consider a company’s performance on broader types of diversity which may include diversity of skills, non-executive director tenure, ethnicity or other factors where appropriate and reasonably determinable. We will generally vote against the incumbent nominating committee chair if there are multiple concerns on diversity issues.

•
We generally believe that an individual board’s nominating committee is best positioned to determine whether director term limits would be an appropriate measure to help achieve these goals and, if so, the nature of such limits. Invesco generally opposes proposals to limit the tenure of outside directors through mandatory retirement ages.

D. Long Term Stewardship of Capital
Capital allocation: Invesco expects companies to responsibly raise and deploy capital towards the long-term, sustainable success of the business. In addition, we expect capital allocation authorizations and decisions to be made with due regard to shareholder dilution, rights of shareholders to ratify significant corporate actions and pre-emptive rights, where applicable.
Share issuance and repurchase authorizations: We generally support authorizations to issue shares up to 20% of a company’s issued share capital for general corporate purposes. Shares should not be issued at a substantial discount to the market price or be repurchased at a substantial premium to the market price.

Stock splits: We generally support management proposals to implement a forward or reverse stock split, provided that a reverse stock split is not being used to take a company private. In addition, we will generally support requests to increase a company’s common stock authorization if requested in order to facilitate a stock split.
Increases in authorized share capital: We will generally support proposals to increase a company’s number of authorized common and/or preferred shares, provided we have not identified concerns regarding a company’s historical share issuance activity or the potential to use these authorizations for antitakeover purposes. We will consider the amount of the request in relation to the company’s current authorized share capital, any proposed corporate transactions contingent on approval of these requests and the cumulative impact on a company’s authorized share capital, for example, if a reverse stock split is concurrently submitted for shareholder consideration.
Mergers, acquisitions, proxy contests, disposals and other corporate transactions: Invesco’s investment teams will review proposed corporate transactions including mergers, acquisitions, reorganizations, proxy contests, private placements, dissolutions and divestitures based on a proposal’s individual investment merits. In addition, we broadly approach voting on other corporate transactions as follows:
•
We will generally support proposals to approve different types of restructurings that provide the necessary financing to save the company from involuntary bankruptcy.

•
We will generally support proposals to enact corporate name changes and other proposals related to corporate transactions that we believe are in shareholders’ best interests.

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We will generally support reincorporation proposals, provided that management have provided a compelling rationale for the change in legal jurisdiction and provided further that the proposal will not significantly adversely impact shareholders’ rights.

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With respect to contested director elections, we consider the following factors, among others, when evaluating the merits of each list of nominees: the long term performance of the company relative to its industry, management’s track record, any relevant background information related to the contest, the qualifications of the respective lists of director nominees, the strategic merits of the approaches proposed by both sides including the likelihood that the proposed goals can be met, positions of stock ownership in the company.

E. Environmental, Social and Governance Risk Oversight
Director responsibility for risk oversight: The board of directors are ultimately responsible for overseeing management and ensuring that proper governance, oversight and control mechanisms are in place at the companies they oversee. Invesco may take voting action against director nominees in response to material governance or risk oversight failures that adversely affect shareholder value.
Invesco considers the adequacy of a company’s response to material oversight failures when determining whether any voting action is warranted. In addition, Invesco will consider the responsibilities delegated to board subcommittees when determining if it is appropriate to hold certain director nominees accountable for these material failures.
Material governance or risk oversight failures at a company may include, without limitation:
(i)
significant bribery, corruption or ethics violations;

(ii)
events causing significant environmental degradation;

(iii)
significant health and safety incidents; or

(iv)
failure to ensure the protection of human rights.

Reporting of financially material ESG information: Companies should report on their environmental, social and governance opportunities and risks where material to their business operations.
•
Where Invesco finds significant gaps in terms of management and disclosure of environmental, social and governance risk policies, we will generally vote against the annual reporting and accounts or an equivalent resolution.

Shareholder proposals addressing environmental and social risks: Invesco may support shareholder resolutions requesting that specific actions be taken to address environmental and social issues or mitigate exposure to material environmental and social risks, including reputational risk, related to these issues. When considering such proposals, we will consider a company’s track record managing these risks, the efficacy of the proposal’s request and whether the requested action is unduly burdensome.
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We generally do not support resolutions where insufficient information has been provided in advance of the vote or a lack of disclosure inhibits our ability to make fully informed voting decisions.

•
We will generally support shareholder resolutions requesting that companies provide additional information on material environmental, social and governance risks facing their businesses, provided that such requests are not unduly burdensome or duplicative with a company’s existing reporting. These may include but are not limited to the following: gender pay gap reporting requests, political contributions and lobbying disclosure, information on data security, privacy, and internet practices, and reporting on climate change risks.

Ratification of board and/or management acts: We will generally support proposals to ratify the actions of the board of directors, supervisory board and/or executive decision-making bodies, provided there are no material oversight failures as described above. When such oversight concerns are identified, we will consider a company’s response to any issues raised and may vote against ratification proposals instead of, or in addition to, director nominees.
F. Executive Compensation and Alignment
Invesco supports compensation polices and equity incentive plans that promote alignment between management incentives and shareholders’ long-term interests. We pay close attention to local market practice and may apply stricter or modified criteria where appropriate.
Advisory votes on executive compensation, remuneration policy and remuneration reports: We will generally not support compensation related proposals where more than one of the following is present:
(i)
there is an unmitigated misalignment between executive pay and company performance for at least two consecutive years;

(ii)
there are problematic compensation practices which may include among others incentivizing excessive risk taking or circumventing alignment between management and shareholders’ interests via repricing of underwater options;

(iii)
vesting periods for long term incentive awards are less than three years;

(iv)
the company “front loads” equity awards;

(v)
there are inadequate risk mitigating features in the program such as clawback provisions;

(vi)
excessive, discretionary one-time equity grants are awarded to executives;

(vii)
less than half of variable pay is linked to performance targets, except where prohibited by law.

Invesco will consider company reporting on pay ratios as part of our evaluation of compensation proposals, where relevant.
Equity plans: Invesco generally supports equity compensation plans that promote the proper alignment of incentives with shareholders’ long-term interests, and generally votes against plans that are overly dilutive to existing shareholders, plans that contain objectionable structural features which may include provisions to reprice options without shareholder approval, plans that include evergreen provisions or plans that provide for automatic accelerated vesting upon a change in control.
Employee stock purchase plans: We generally support employee stock purchase plans that are reasonably designed to provide proper incentives to a broad base of employees, provided that the price at which employees may acquire stock represents a reasonable discount from the market price.
Severance Arrangements: Invesco considers proposed severance arrangements (sometimes known as “golden parachute” arrangements) on a case-by-case basis due to the wide variety among their terms. Invesco acknowledges that in some cases such arrangements, if reasonable, may be in shareholders’ best interests as a method of attracting and retaining high quality executive talent. We generally vote in favor of proposals requiring shareholder ratification of senior executives’ severance agreements where the proposed terms and disclosure align with good market practice.

Exhibit A
Invesco Advisers, Inc.
Invesco Asset Management (India) Pvt. Ltd*1
Invesco Asset Management (Japan) Limited*1
Invesco Asset Management (Schweiz) AG
Invesco Asset Management Deutschland GmbH
Invesco Asset Management Limited1
Invesco Asset Management Singapore Ltd
Invesco Asset Management Spain
Invesco Australia Ltd
Invesco Canada Ltd.1
Invesco Capital Management LLC
Invesco Capital Markets, Inc.*1
Invesco Hong Kong Limited
Invesco Investment Advisers LLC
Invesco Investment Management (Shanghai) Limited
Invesco Investment Management Limited
Invesco Managed Accounts, LLC
Invesco Management S.A
Invesco Overseas
Investment Fund Management (Shanghai) Limited
Invesco Pensions Limited
Invesco Private Capital, Inc.
Invesco Real Estate Management S.a.r.l1
Invesco Senior Secured Management, Inc.
Invesco Taiwan Ltd*1
Invesco Trust Company Oppenheimer Funds, Inc.
WL Ross & Co. LLC
*  Invesco entities with specific proxy voting guidelines
1  Invesco entities with specific conflicts of interest policies

LOOMIS, SAYLES & COMPANY, L.P.
PROXY VOTING POLICIES AND PROCEDURES
January 15, 2021
1.
GENERAL

A.
Introduction.

Loomis, Sayles & Company, L.P. (“Loomis Sayles”) will vote proxies of the securities held in its clients’ portfolios on behalf of each client that has delegated proxy voting authority to Loomis Sayles as investment adviser. Loomis Sayles has adopted and implemented these policies and procedures (“Proxy Voting Procedures”) to ensure that, where it has voting authority, proxy matters are handled in the best interests of clients, in accordance with Loomis Sayles’ fiduciary duty, and all applicable law and regulations. The Proxy Voting Procedures, as implemented by the Loomis Sayles Proxy Committee (as described below), are intended to support good corporate governance, including those corporate practices that address environmental and social issues (“ESG Matters”), in all cases with the objective of protecting shareholder interests and maximizing shareholder value.
Loomis Sayles uses the services of third parties (each a “Proxy Voting Service” and collectively the “Proxy Voting Services”), to provide research, analysis and voting recommendations and to administer the process of voting proxies for those clients for which Loomis Sayles has voting authority. Any reference in these Proxy Voting Procedures to a “Proxy Voting Service” is a reference either to the Proxy Voting Service that provides research, analysis and voting recommendations to Loomis Sayles or to the Proxy Voting Service that administers the process of voting proxies for Loomis Sayles or to both, as the context may require. Loomis Sayles will generally follow its express policy with input from the Proxy Voting Service that provides research, analysis and voting recommendations to Loomis Sayles unless the Proxy Committee determines that the client’s best interests are served by voting otherwise.
B.
General Guidelines.

The following guidelines will apply when voting proxies on behalf of accounts for which Loomis Sayles has voting authority.
1.
Client’s Best Interests. The Proxy Voting Procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are conducted in the best interests of clients. When considering the best interests of clients, Loomis Sayles has determined that this means the best investment interest of its clients as shareholders of the issuer. To protect its clients’ best interests, Loomis Sayles has integrated the consideration of ESG Matters into its investment process. The Proxy Voting Procedures are intended to reflect the impact of these factors in cases where they are material to the growth and sustainability of an issuer. Loomis Sayles has established its Proxy Voting Procedures to assist it in making its proxy voting decisions with a view toward enhancing the value of its clients’ interests in an issuer over the period during which it expects its clients to hold their investments. Loomis Sayles will vote against proposals that it believes could adversely impact the current or future market value of the issuer’s securities during the expected holding period. Loomis Sayles also believes that protecting the best interests of clients requires the consideration of potential material impacts of proxy proposals associated with ESG Matters.

For the avoidance of doubt, and notwithstanding any other provisions of these Proxy Voting Procedures, in all instances in which Loomis Sayles votes proxies on behalf of clients that are employee benefit plans subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), Loomis Sayles (a) will act solely in accordance with the economic interest of the plan and its participants and beneficiaries, and (b) will not subordinate the interests of the participants and beneficiaries in their retirement income or financial benefits under the plan to any non-pecuniary objective, or promote non-pecuniary benefits or goals unrelated to those financial interests of the plan’s participants and beneficiaries.
2.
Client Proxy Voting Policies. Rather than delegating proxy voting authority to Loomis Sayles, a client may (a) retain the authority to vote proxies on securities in its account; (b) delegate voting authority to another party; or (c) instruct Loomis Sayles to vote proxies according to a policy that differs from the Proxy Voting Procedures. Loomis Sayles will honor any of these instructions if the instruction is agreed to in writing by Loomis Sayles in its investment management agreement with the client. If Loomis Sayles incurs additional costs or expenses in following any such instruction, it may request payment for such additional costs or expenses from the client.

3.
Stated Policies. In the interest of consistency in voting proxies on behalf of its clients where appropriate, Loomis Sayles has adopted policies that identify issues where Loomis Sayles will (a) generally vote in favor of a proposal; (b) generally vote against a proposal; (c) generally vote as recommended by the Proxy Voting Service; and (d) specifically consider its vote for or against a proposal. However, these policies are guidelines and each vote may be cast differently than the stated policy, taking into consideration all relevant facts and circumstances at the time of the vote. In certain cases where the recommendation of the Proxy Voting Service and the recommendation of the issuer’s management are the same, the vote will generally be cast as recommended and will not be reviewed on a case-by-case basis by the Proxy Committee. There may be situations where Loomis Sayles casts split votes despite the stated policies. For example, Loomis Sayles may cast a split vote when different clients may be invested in strategies with different investment objectives, or when different clients may have different economic interests in the outcome of a particular proposal. Loomis Sayles also may cast a split vote on a particular proposal when its investment teams have differing views regarding the impact of the proposal on their clients’ investment interests.

4.
Abstentions and Other Exceptions. Loomis Sayles’ general policy is to vote rather than abstain from voting on issues presented, unless the Proxy Committee determines, pursuant to its best judgment, that the client’s best interests require abstention. However, in the following circumstances Loomis Sayles may not vote a client’s proxy:

•
The Proxy Committee has concluded that voting would have no meaningful, identifiable economic benefit to the client as a shareholder, such as when the security is no longer held in the client’s portfolio or when the value of the portfolio holding is insignificant.

•
The Proxy Committee has concluded that the costs of or disadvantages resulting from voting outweigh the economic benefits of voting. For example, in some non- US jurisdictions, the sale of securities voted may be legally or practically prohibited or subject to some restrictions for some period of time, usually between the record and meeting dates (“share blocking”). Loomis Sayles believes that the loss of investment flexibility resulting from share blocking generally outweighs the benefit to be gained by voting. Information about share blocking is often incomplete or contradictory. Loomis Sayles relies on the client’s custodian and on its Proxy Voting Service to identify share blocking jurisdictions. To the extent such information is wrong, Loomis Sayles could fail to vote shares that could have been voted without loss of investment flexibility, or could vote shares and then be prevented from engaging in a potentially beneficial portfolio transaction.

•
Administrative requirements for voting proxies in certain foreign jurisdictions (which may be imposed a single time or may be periodic), such as providing a power of attorney to the client’s local sub-custodian, cannot be fulfilled due to timing of the requirement, or the costs required to fulfill the administrative requirements appear to outweigh the benefits to the client of voting the proxy.

•
The client, as of the record date, has loaned the securities to which the proxy relates and Loomis Sayles has concluded that it is not in the best interest of the client to recall the loan or is unable to recall the loan in order to vote the securities.1

•
The client so directs Loomis Sayles.

The Proxy Committee will generally vote against, rather than abstain from voting on, ballot issues where the issuer does not provide sufficient information to make an informed decision. In addition, there may be instances where Loomis Sayles is not able to vote proxies on a client’s behalf, such as when ballot delivery instructions have not been processed by a client’s custodian, when the Proxy Voting Service has not received a ballot for a client’s account (e.g., in cases where the client’s shares have been loaned to a third party), when proxy materials are not available in English, and under other circumstances beyond Loomis Sayles’ control.
5.
Oversight. All issues presented for shareholder vote are subject to the oversight of the Proxy Committee, either directly or by application of this policy. All non-routine issues will generally be considered directly by the Proxy Committee and, when necessary, the investment professionals responsible for an account holding the security, and will be voted in the best investment interests of the client. All routine “for” and “against” issues will be voted according to this policy unless special factors require that they be considered by the Proxy Committee and, when necessary, the investment professionals responsible for an account holding the security.

1
Loomis Sayles does not engage in securities lending. However, some clients do opt to lend securities, availing themselves of their custodians’ services.

6.
Availability of Procedures. Loomis Sayles publishes these Proxy Voting Procedures, as updated from time to time, on its public website, www.loomissayles.com, and includes a description of its Proxy Voting Procedures in Part 2A of its Form ADV. Upon request, Loomis Sayles also provides clients with a copy of its Proxy Voting Procedures.

7.
Disclosure of Vote. Loomis Sayles makes certain disclosures regarding its voting of proxies in the aggregate (not specific as to clients) on its website, www.loomissayles.com. For mutual funds that it manages, Loomis Sayles is required by law to make certain disclosures regarding its voting of proxies annually. This information is also available on the Loomis Sayles website. Additionally, Loomis Sayles will, upon request by a client, provide information about how each proxy was voted with respect to the securities in that client’s account. Loomis Sayles’ policy is not to disclose a client’s proxy voting records to third parties except as required by applicable law and regulations.

C.
Proxy Committee.

1.
Proxy Committee. Loomis Sayles has established a Proxy Committee. The Proxy Committee is composed of the Director of ESG, representatives of the Equity Research Department and the Legal and Compliance Department, and other employees of Loomis Sayles as needed. In the event that any member is unable to participate in a meeting of the Proxy Committee, he or she may designate another individual to act on his or her behalf. A vacancy in the Proxy Committee is filled by the prior member’s successor in position at Loomis Sayles or a person of equivalent experience. Each portfolio manager of an account that holds voting securities of an issuer or the analyst covering the issuer or its securities may be an ad hoc member of the Proxy Committee in connection with voting proxies of that issuer. Voting determinations made by the Proxy Committee generally will be memorialized electronically (e.g., by email).

2.
Duties. The Proxy Committee’s specific responsibilities include the following:

a.
developing, authorizing, implementing and updating the Proxy Voting Procedures, including:

(i)
annually reviewing the Proxy Voting Procedures to ensure consistency with internal policies and regulatory agency policies, including determining the continuing adequacy of the Proxy Voting Procedures to confirm that they have been formulated reasonably and implemented effectively, including whether they continue to be reasonably designed to ensure that proxy votes are cast in clients’ best interest,

(ii)
annually reviewing existing voting guidelines and developing of additional voting guidelines to assist in the review of proxy proposals, and

(iii)
annually reviewing the proxy voting process and addressing any general issues that relate to proxy voting;

b.
overseeing the proxy voting process, including:

(i)
overseeing the vote on proposals according to the predetermined policies in the voting guidelines,

(ii)
directing the vote on proposals where there is reason not to vote according to the predetermined policies in the voting guidelines or where proposals require special consideration,

(iii)
consulting with the portfolio managers and analysts for the accounts holding the security when necessary or appropriate, and

(iv)
periodically sampling or engaging an outside party to sample proxy votes to ensure they comply with the Proxy Voting Procedures and are cast in accordance with the clients’ best interests;

c.
engaging and overseeing third-party vendors that materially assist Loomis Sayles with respect to proxy voting, such as the Proxy Voting Services, including:

(i)
determining and periodically reassessing whether, as relevant, the Proxy Voting Service has the capacity and competency to adequately analyze proxy issues by considering:

(a)
the adequacy and quality of the Proxy Voting Service’s staffing, personnel and technology,

(b)
whether the Proxy Voting Service has adequately disclosed its methodologies in formulating voting recommendations, such that Loomis Sayles can understand the factors underlying the Proxy Voting Service’s voting recommendations,

(c)
the robustness of the Proxy Voting Service’s policies and procedures regarding its ability to ensure that its recommendations are based on current, materially complete and accurate information, and

(d)
the Proxy Voting Service’s policies and procedures regarding how it identifies and addresses conflicts of interest, including whether the Proxy Voting Service’s policies and procedures provide for adequate disclosure of its actual and potential conflicts of interest with respect to the services it provides to Loomis Sayles.

(ii)
providing ongoing oversight of the Proxy Voting Services to ensure that proxies continue to be voted in the best interests of clients and in accordance with these Proxy Voting Procedures and the determinations and directions of the Proxy Committee,

(iii)
receiving and reviewing updates from the Proxy Voting Services regarding relevant business changes or changes to the Proxy Voting Services’ conflict policies and procedures, and

(iv)
in the event that the Proxy Committee becomes aware that a recommendation of the Proxy Voting Service was based on a material factual error (including materially inaccurate or incomplete information): investigating the error, considering the nature of the error and the related recommendation, and determining whether the Proxy Voting Service has taken reasonable steps to reduce the likelihood of similar errors in the future; and

d.
further developing and/or modifying these Proxy Voting Procedures as otherwise appropriate or necessary.

3.
Standards.

a.
When determining the vote of any proposal for which it has responsibility, the Proxy Committee shall vote in the client’s best interests as described in section 1(B)(1) above. In the event a client believes that its other interests require a different vote, Loomis Sayles shall vote as the client instructs if the instructions are provided as required in section 1(B)(2) above.

b.
When determining the vote on any proposal, the Proxy Committee shall not consider any benefit to Loomis Sayles, any of its affiliates, any of its or their clients or service providers, other than benefits to the owner of the securities to be voted.

c.
If Loomis Sayles becomes aware of additional information relevant to the voting of a shareholder meeting after a vote has been entered but before the applicable voting deadline has passed, it will consider whether or not such information impacts the vote determination entered, and if necessary, use reasonable efforts to change the vote instruction.

D.
Conflicts of Interest.

Loomis Sayles has established policies and procedures to ensure that proxy votes are voted in its clients’ best interests and are not affected by any possible conflicts of interest. First, except in certain limited instances, Loomis Sayles votes in accordance with its pre- determined policies set forth in these Proxy Voting Procedures. Second, where these Proxy Voting Procedures allow for discretion, Loomis Sayles will generally consider the recommendations of the Proxy Voting Service in making its voting decisions. However, if the Proxy Committee determines that the Proxy Voting Service’s recommendation is not in the best interests of the firm’s clients, then the Proxy Committee may use its discretion to vote against the Proxy Voting Service’s recommendation, but only after taking the following steps: (1) conducting a review for any material conflict of interest Loomis Sayles may have, and (2) if any material conflict is found to exist, excluding anyone at Loomis Sayles who is subject to that conflict of interest from participating in the voting decision in any way. However, if deemed necessary or appropriate by the Proxy Committee after full disclosure of any conflict, that person may provide information, opinions or recommendations on any proposal to the Proxy Committee. In such event, prior to directing any vote, the Proxy Committee will make reasonable efforts to obtain and consider information, opinions and recommendations from or about the opposing position.
E.
Recordkeeping.

Loomis Sayles or the Proxy Voting Service will maintain records of proxies voted pursuant to Rule 204-2 under the Advisers Act. The records include: (1) a copy of its Proxy Voting Procedures; (2) proxy statements received regarding client securities; (3) a record of each vote cast; (4) a copy of any document created by Loomis Sayles that is material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for that decision; and (5) each written client request for proxy voting records and Loomis Sayles’ written response to any (written or oral) client request for such records.
Proxy voting books and records are maintained in an easily accessible place for a period of five years, the first two in an appropriate office of Loomis Sayles.

2.
PROXY VOTING

A.
Introduction

Loomis Sayles has established certain specific guidelines intended to achieve the objective of the Proxy Voting Procedures: to support good corporate governance, including ESG Matters, in all cases with the objective of protecting shareholder interests and maximizing shareholder value.
B.
Board of Directors

Loomis Sayles believes that an issuer’s independent, qualified board of directors is the foundation of good corporate governance. Loomis Sayles supports proxy proposals that reflect the prudent exercise of the board’s obligation to provide leadership and guidance to management in fulfilling its obligations to its shareholders. As an example, it may be prudent not to disqualify a director from serving on a board if they participated in affiliated transactions if all measures of independence and good corporate governance were met.
Annual Election of Directors:    Vote for proposals to repeal classified boards and to elect all directors annually.
Chairman and CEO are Separate Positions:    Vote for proposals that require the positions of chairman and CEO to be held by different persons.
Director and Officer Indemnification and Liability Protection:
A.
Vote against proposals concerning director and officer indemnification and liability protection that limit or eliminate entirely director and officer liability for monetary damages for violating the duty of care, or that would expand coverage beyond legal expenses to acts such as gross negligence that are more serious violations of fiduciary obligations than mere carelessness.

B.
Vote for only those proposals that provide such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if (i) the director or officer was found to have acted in good faith and in a manner that the director or officer reasonably believed was in the best interests of the company, and (ii) if the director's or officer’s legal expenses only would be covered.

Director Nominees in Contested Elections:    Votes in a contested election of directors or a “vote no” campaign must be evaluated on a case-by-case basis, considering the following factors: (1) long-term financial performance of the issuer relative to its industry; management's track record; (2) background to the proxy contest; qualifications of director nominees (both slates); (3) evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and (4) stock ownership positions.
Director Nominees in Uncontested Elections:
A.
Vote for proposals involving routine matters such as election of directors, provided that at least two-thirds of the directors would be independent, as determined by the Proxy Voting Service, and affiliated or inside nominees do not serve on any key board committee, defined as the Audit, Compensation, Nominating and/or Governance Committees.

B.
Vote against nominees that are CFOs of the subject company. Generally, vote against nominees that the Proxy Voting Service has identified as not acting in the best interests of shareholders (e.g., due to over-boarding, risk management failures, a lack of diversity, etc.). Vote against nominees that have attended less than 75% of board and committee meetings, unless a reasonable cause (e.g., health or family emergency) for the absence is noted and accepted by the Proxy Voting Service and the board. Vote against affiliated or inside nominees who serve on a key board committee (as defined above). Vote against affiliated and inside nominees if less than two-thirds of the board would be independent. Vote against Governance or Nominating Committee members if both the following are true: a) there is no independent lead or presiding director; and b) the position of CEO and chairman are not held by separate individuals. Generally, vote against Audit Committee members if auditor ratification is not proposed, except in cases involving: (i) investment company board members, who are not required to submit auditor ratification for shareholder approval pursuant to Investment Company Act of 1940 rules; or (ii) any other issuer that is not required by law or regulation to submit a proposal ratifying the auditor selection. Vote against Compensation Committee members when Loomis Sayles or the Proxy Voting Service recommends a vote against the issuer’s “say on pay” advisory vote.

C.
Generally, vote against all members of a board committee and not just the chairman or a representative thereof in situations where the Proxy Voting Service finds that the board committee has not acted in the best interests of shareholders.

D.
Vote as recommended by the Proxy Voting Service when directors are being elected as a slate and not individually.

E.
When electing directors for foreign-domiciled issuers, a recommendation of the Proxy Voting Service will generally be followed in lieu of the above stipulations.

Independent Audit, Compensation and Nominating and/or Governance Committees:    Vote for proposals requesting that the board Audit, Compensation and/or Nominating and/or Governance Committees include independent directors exclusively.
Independent Board Chairman:
A.
Vote for shareholder proposals that generally request the board to adopt a policy requiring its chairman to be “independent” (based on some reasonable definition of that term) with respect to any issuer whose enterprise value is, according to the Proxy Voting Service, greater than or equal to $10 billion.

B.
Vote such proposals on a case-by-case basis when, according to the Proxy Voting Service, the issuer’s enterprise value is less than $10 billion.

Multiple Directorships:    Generally vote against a director nominee who serves as an executive officer of any public company while serving on more than two total public company boards, and any other director nominee who serves on more than five total public company boards unless a convincing argument to vote for that nominee is made by the Proxy Voting Service, in which case, the recommendation of the Proxy Voting Service will generally be followed.
Staggered Director Elections:    Vote against proposals to classify or stagger the board.
Stock Ownership Requirements:    Generally vote against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.
Term of Office:    Vote against shareholder proposals to limit the tenure of outside directors.
C.
Ratification of Auditor

Loomis Sayles generally supports proposals for the selection or ratification of independent auditors, subject to consideration of various factors such as independence and reasonableness of fees.
A.
Generally vote for proposals to ratify auditors.

B.
Vote against ratification of auditors where an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position.

C.
In general, if non-audit fees amount to 35% or more of total fees paid to a company’s auditor we will vote against ratification and against the members of the Audit Committee unless the Proxy Voting Service states that the fees were disclosed and determined to be reasonable. In such instances, the recommendation of the Proxy Voting service will generally be followed.

D.
Vote against ratification of auditors and vote against members of the Audit Committee where it is known that an auditor has negotiated an alternative dispute resolution procedure.

E.
Vote against ratification of auditors if the Proxy Voting Service indicates that a vote for the ratification of auditors it is not in the best long term interest of shareholders.

D.
Remuneration and Benefits

Loomis Sayles believes that an issuer’s compensation and benefit plans must be designed to ensure the alignment of executives’ and employees’ interests with those of its shareholders.
401(k) Employee Benefit Plans:    Vote for proposals to implement a 401(k) savings plan for employees.
Compensation Plans:    Proposals with respect to compensation plans generally will be voted as recommended by the Proxy Voting Service.

Compensation in the Event of a Change in Control:    Votes on proposals regarding executive compensation in the event of a change in control of the issuer will be considered on a case-by-case basis.
Director Related Compensation:    Vote for proposals that are required by and comply with applicable laws (domestic or foreign) or listing requirements governing the issuer. All other proposals relating to director compensation will be reviewed on a case-by-case basis.
Employee Stock Ownership Plans (“ESOPs”):    Vote for proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is “excessive” (i.e., generally greater than five percent of outstanding shares), in which case the recommendation of the Proxy Voting Service will generally be followed.
Golden Coffins:    Review on a case-by-case basis all proposals relating to the obligation of an issuer to provide remuneration or awards to survivors of executives payable upon such executive's death.
Golden and Tin Parachutes:
A.
Vote for shareholder proposals to have golden (top management) and tin (all employees) parachutes submitted for shareholder ratification.

B.
Review on a case-by-case basis all proposals to ratify or cancel golden or tin parachutes.

OBRA (Omnibus Budget Reconciliation Act)-Related Compensation Proposals:
A.
Vote for proposals to amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.

B.
Vote for amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.

C.
Vote for cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA.

D.
Votes on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) should be evaluated on a case-by-case basis.

Shareholder Proposals to Limit Executive and Director Pay Including Executive Compensation Advisory Resolutions (“Say on Pay”):
A.
Generally, vote for shareholder proposals that seek additional disclosure of executive and director pay information.

B.
Review on a case-by-case basis (1) all shareholder proposals that seek to limit executive and director pay and (2) all advisory resolutions on executive pay other than shareholder resolutions to permit such advisory resolutions.

C.
Vote against proposals to link all executive or director variable compensation to performance goals.

D.
Vote for an annual review of executive compensation.

E.
Non-binding advisory votes on executive compensation will be voted as recommended by the Proxy Voting Service.

F.
For foreign domiciled issuers where a non-binding advisory vote on executive compensation is proposed concurrently with a binding vote on executive compensation, and the recommendation of the Proxy Voting Service is the same for each proposal, a vote will be entered as recommended by the Proxy Voting Service.

Share Retention by Executives:    Generally vote against shareholder proposals requiring executives to retain shares of the issuer for fixed periods unless the board and the Proxy Voting Service recommend voting in favor of the proposal.
Stock Option Plans:    A recommendation of the Proxy Voting Service will generally be followed using the following as a guide:
A.
Vote against stock option plans which expressly permit repricing of underwater options.

B.
Vote against proposals to make all stock options performance based.

C.
Vote against stock option plans that could result in an earnings dilution above the company specific cap considered by the Proxy Voting Service.

D.
Vote for proposals that request expensing of stock options.

E.
Capital Structure Management Issues

Adjustments to Par Value of Common Stock:    Vote for management proposals to reduce the par value of common stock.
Authority to Issue Shares:    Vote for proposals by boards to authorize the issuance of shares (with or without preemptive rights) to the extent the size of the proposed issuance in proportion to the issuer’s issued ordinary share capital is consistent with industry standards and the recommendations of the issuer’s board and the Proxy Voting Service are in agreement. Proposals that do not meet the above criteria will be reviewed on a case-by-case basis.
Blank Check Preferred Authorization:
A.
Vote for proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights, and expressly states conversion, dividend, distribution and other rights.

B.
Vote for shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

C.
Review proposals to increase the number of authorized blank check preferred shares on a case-by-case basis.

Common Stock Authorization:    Vote against proposed common stock authorizations that increase the existing authorization by more than 100% unless a clear need for the excess shares is presented by the company. A recommendation of the Proxy Voting Service will generally be followed.
Greenshoe Options (French issuers only):    Vote for proposals by boards of French issuers in favor of greenshoe options that grant the issuer the flexibility to increase an over-subscribed securities issuance by up to 15% so long as such increase takes place on the same terms and within thirty days of the initial issuance, provided that the recommendation of the issuer’s board and the Proxy Voting Service are in agreement. Proposals that do not meet the above criteria will be reviewed on a case-by-case basis.
Reverse Stock Splits:    Vote for management proposals to reduce the number of outstanding shares available through a reverse stock split.
Share Cancellation Programs:    Vote for management proposals to reduce share capital by means of cancelling outstanding shares held in the issuer’s treasury.
Share Repurchase Programs:    Vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.
Stock Distributions, Splits and Dividends:    Generally vote for management proposals to increase common share authorization, provided that the increase in authorized shares following the split or dividend is not greater than 100 percent of existing authorized shares.
F.
Mergers, Asset Sales and Other Special Transactions

Proposals for transactions that have the potential to affect the ownership interests and/or voting rights of the issuer’s shareholders, such as mergers, asset sales and corporate or debt restructuring, will be considered on a case-by-case basis, based on (1) whether the best economic result is being created for shareholders, (2) what changes in corporate governance will occur, (3) what impact they will have on shareholder rights, (4) whether the proposed transaction has strategic merit for the issuer, and (5) other factors as noted in each section below, if any.
Asset Sales:    Votes on asset sales will be determined on a case-by-case basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of inefficiencies.
Conversion of Debt Instruments:    Votes on the conversion of debt instruments will be considered on a case-by-case basis after the recommendation of the relevant Loomis Sayles equity or fixed income analyst is obtained.

Corporate Restructuring:    Votes on corporate restructuring proposals, including minority squeeze-outs, leveraged buyouts, spin-offs, liquidations, and asset sales will be considered on a case-by-case basis.
Debt Restructurings:    Review on a case-by-case basis proposals to increase common and/or preferred shares and to issue shares as part of a debt-restructuring plan. Consider the following issues:
A.
Dilution — How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?

B.
Change in Control — Will the transaction result in a change in control of the company?

C.
Bankruptcy — Loomis Sayles’ Corporate Actions Department is responsible for consents related to bankruptcies and debt holder consents related to restructurings.

D.
Potential Conflicts of Interest – For example, clients may own securities at different levels of the capital structure; in such cases, Loomis Sayles will exercise voting or consent rights for each such client based on that client’s best interests, which may differ from the interests of other clients.

Delisting a Security:    Proposals to delist a security from an exchange will be evaluated on a case-by-case basis.
Fair Price Provisions:
A.
Vote for fair price proposals, as long as the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.

B.
Vote for shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

Greenmail:
A.
Vote for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

B.
Review anti-greenmail proposals on a case-by-case basis when they are bundled with other charter or bylaw amendments.

C.
Vote for proposals to eliminate an anti-greenmail bylaw if the recommendations of management and the Proxy Voting Service are in agreement. If they are not in agreement, review and vote such proposals on a case-by-case basis.

Liquidations:    Proposals on liquidations will be voted on a case-by-case basis after reviewing relevant factors including but not necessarily limited to management’s efforts to pursue other alternatives, the appraisal value of assets, and the compensation plan for executives managing the liquidation.
Mergers and Acquisitions:    Votes on mergers and acquisitions should be considered on a case-by-case basis, generally taking into account relevant factors including but not necessarily limited to: anticipated financial and operating benefits; offer price (cost vs. premium); prospects of the combined companies; how the deal was negotiated; golden parachutes; financial benefits to current management; and changes in corporate governance and their impact on shareholder rights.
Poison Pills:
A.
Vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

B.
Review on a case-by-case basis shareholder proposals to redeem a company’s poison pill.

C.
Review on a case-by-case basis management proposals to ratify a poison pill.

Reincorporation Provisions:    Proposals to change a company's domicile will be evaluated on a case-by-case basis.
Right to Adjourn:   Vote for the right to adjourn in conjunction with a vote for a merger or acquisition or other proposal, and vote against the right to adjourn in conjunction with a vote against a merger or acquisition or other proposal.
Spin-offs:   Votes on spin-offs will be considered on a case-by-case basis depending on relevant factors including but not necessarily limited to the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

Tender Offer Defenses:   Proposals concerning tender offer defenses will be evaluated on a case-by-case basis.
G.
Shareholder Rights

Loomis Sayles believes that issuers have a fundamental obligation to protect the rights of their shareholders. Pursuant to its fiduciary duty to vote shares in the best interests of its clients, Loomis Sayles considers proposals relating to shareholder rights based on whether and how they affect and protect those rights.
Appraisal Rights:   Vote for proposals to restore, or provide shareholders with, rights of appraisal.
Bundled Proposals:   Review on a case-by-case basis bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, vote against the proposals. If the combined effect is positive, support such proposals.
Confidential Voting:   Vote for shareholder proposals that request corporations to adopt confidential voting, use independent tabulators and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: in the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived. Vote for management proposals to adopt confidential voting.
Counting Abstentions:   Votes on proposals regarding counting abstentions when calculating vote proposal outcomes will be considered on a case-by-case basis.
Cumulative Voting:   Vote for proposals to permit cumulative voting, except where the issuer already has in place a policy of majority voting.
Equal Access:   Vote for shareholder proposals that would allow significant company shareholders equal access to management's proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.
Exclusive Forum Provisions:   Vote against proposals mandating an exclusive forum for any shareholder lawsuits. Vote against the members of the issuer’s Governance Committee in the event of a proposal mandating an exclusive forum without shareholder approval.
Independent Proxy:   Vote for proposals to elect an independent proxy to serve as a voting proxy at shareholder meetings.
Majority Voting:   Vote for proposals to permit majority rather than plurality or cumulative voting for the election of directors/trustees.
Preemptive Rights:   Votes with respect to preemptive rights generally will be voted as recommended by the Proxy Voting Service subject to the Common Stock Authorization requirements above.
Proxy Access:   A recommendation of the Proxy Voting Service will generally be followed with regard to proposals intended to grant shareholders the right to place nominees for director on the issuer’s proxy ballot (“Proxy Access”). Vote for such proposals when they require the nominating shareholder(s) to hold, in aggregate, at least 3% of the voting shares of the issuer for at least three years, and be allowed to nominate up to 25% of the nominees. All other proposals relating to Proxy Access will be reviewed on a case-by-case basis.
Shareholder Ability to Alter the Size of the Board:
A.
Vote for proposals that seek to fix the size of the board.

B.
Vote against proposals that give management the ability to alter the size of the board without shareholder approval.

Shareholder Ability to Remove Directors:
A.
Vote against proposals that provide that directors may be removed only for cause.

B.
Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

C.
Vote for proposals to restore shareholder ability to remove directors with or without cause and proposals that permit shareholders to elect directors to fill board vacancies.

Shareholder Advisory Committees:   Proposals to establish a shareholder advisory committee will be reviewed on a case-by-case basis.
Shareholder Rights Regarding Special Meetings:
A.
Vote for proposals that set a threshold of 10% of the outstanding voting stock as a minimum percentage allowable to call a special meeting of shareholders. Vote against proposals that increase or decrease the threshold from 10%.

B.
Vote against proposals to restrict or prohibit shareholder ability to call special meetings.

Supermajority Shareholder Voting Requirements:   Vote for all proposals to replace supermajority shareholder voting requirements with simple majority shareholder voting requirements, subject to applicable laws and regulations. Vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.
Unequal Voting Rights:
A.
Vote against dual class exchange offers and dual class recapitalizations.

B.
Vote on a case-by-case basis on proposals to eliminate an existing dual class voting structure.

Written Consent:   Vote for proposals regarding the right to act by written consent when the Proxy Voting Service recommends a vote for the proposal. Proposals regarding the right to act by written consent where the Proxy Voting Service recommends a vote against will be sent to the Proxy Committee for determination. Generally vote against proposals to restrict or prohibit shareholder ability to take action by written consent.
H.
Environmental and Social Matters

Loomis Sayles has a fiduciary duty to act in the best interests of its clients.
Loomis Sayles believes good corporate governance, including those practices that address ESG Matters, is essential to the effective management of a company’s financial, litigation and reputation risk, the maximization of its long-term economic performance and sustainability, and the protection of its shareholders’ best interests, including the maximization of shareholder value.
Proposals on environmental and social matters cover a wide range of issues, including environmental and energy practices and their impacts, labor matters, diversity and human rights. These proposals may be voted as recommended by the Proxy Voting Service or may, in the determination of the Proxy Committee, be reviewed on a case-by-case basis if the Proxy Committee believes that a particular proposal (i) could have a material impact on an industry or the growth and sustainability of an issuer; (ii) is appropriate for the issuer and the cost to implement would not be excessive; (iii) is appropriate for the issuer in light of various factors such as reputational damage or litigation risk; or (iv) is otherwise appropriate for the issuer.
Loomis Sayles will consider whether such proposals are likely to enhance the value of the client’s investments after taking into account the costs involved, pursuant to its fiduciary duty to its clients.
I.
General Corporate Governance

Loomis Sayles has a fiduciary duty to its clients with regard to proxy voting matters, including routine proposals that do not present controversial issues. The impact of proxy proposals on its clients’ rights as shareholders must be evaluated along with their potential economic benefits.
Changing Corporate Name:   Vote for management proposals to change the corporate name.
Charitable and Political Contributions and Lobbying Expenditures:   Votes on proposals regarding charitable contributions, political contributions, and lobbying expenditures, should be considered on a case-by-case basis. Proposals of UK issuers concerning political contributions will be voted for if the issuer states that (a) it does not intend to make any political donations or incur any expenditures in respect to any political party in the EU; and (b) the proposal is submitted to ensure that the issuer does not inadvertently breach the Political Parties, Elections and Referendums Act 2000 and sections 366 and 367 of the Companies Act 2006.

Delivery of Electronic Proxy Materials:   Vote for proposals to allow electronic delivery of proxy materials to shareholders.
Disclosure of Prior Government Service:   Review on a case-by-case basis all proposals to disclose a list of employees previously employed in a governmental capacity.
Non-Material Miscellaneous Bookkeeping Proposals:   A recommendation of the Proxy Voting Service will generally be followed regarding miscellaneous bookkeeping proposals of a non-material nature.
Reimbursement of Proxy Contest Defenses:   Generally, proposals concerning all proxy contest defense cost reimbursements should be evaluated on a case-by-case basis.
Reimbursement of Proxy Solicitation Expenses:   Proposals to provide reimbursement for dissidents waging a proxy contest should be evaluated on a case-by-case basis.
State Takeover Statutes:   Review on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freeze out provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).
Technical Amendments to By-Laws:   A recommendation of the Proxy Voting Service will generally be followed regarding technical or housekeeping amendments to by-laws or articles designed to bring the by-laws or articles into line with current regulations and/or laws.
Transaction of Other Business:   Vote against proposals asking for authority to transact open-ended other business without any information provided by the issuer at the time of voting.
Transition Manager Ballots:   Any ballot received by Loomis Sayles for a security that was held for a client by a Transition Manager prior to Loomis Sayles’ management of the client’s holdings will be considered on a case-by case basis by the Proxy Committee (without the input of any Loomis Sayles analyst or portfolio manager) if such security is no longer held in the client’s account with Loomis Sayles.
J.
Investment Company Matters

Election of Investment Company Trustees:   Vote for nominees who oversee fewer than 60 investment company portfolios. Vote against nominees who oversee 60 or more investment company portfolios that invest in substantially different asset classes (e.g., if the applicable portfolios include both fixed income funds and equity funds). Vote on a case-by-case basis for or against nominees who oversee 60 or more investment company portfolios that invest in substantially similar asset classes (e.g., if the applicable portfolios include only fixed income funds or only equity funds). These policies will be followed with respect to funds advised by Loomis Sayles and its affiliates, as well as funds for which Loomis Sayles acts as subadviser and other third parties.
Mutual Fund Distribution Agreements:   Votes on mutual fund distribution agreements should be evaluated on a case-by-case basis.
Investment Company Fundamental Investment Restrictions:   Votes on amendments to an investment company’s fundamental investment restrictions should be evaluated on a case-by-case basis.
Investment Company Investment Advisory Agreements:   Votes on investment company investment advisory agreements should be evaluated on a case-by-case basis.

MASSACHUSETTS FINANCIAL SERVICES COMPANY
PROXY VOTING POLICIES AND PROCEDURES
February 1, 2021
Massachusetts Financial Services Company, MFS Institutional Advisors, Inc., MFS International (UK) Limited, MFS Heritage Trust Company, MFS Investment Management (Canada) Limited, MFS Investment Management Company (Lux) S.à r.l., MFS International Singapore Pte. Ltd., MFS Investment Management K.K., MFS International Australia Pty. Ltd.; and MFS’ other subsidiaries that perform discretionary investment management activities (collectively, “MFS”) have adopted proxy voting policies and procedures, as set forth below (“MFS Proxy Voting Policies and Procedures”), with respect to securities owned by the clients for which MFS serves as investment adviser and has the power to vote proxies, including the pooled investment vehicles sponsored by MFS (the “MFS Funds”). References to “clients” in these policies and procedures include the MFS Funds and other clients of MFS, such as funds organized offshore, sub-advised funds and separate account clients, to the extent these clients have delegated to MFS the responsibility to vote proxies on their behalf under the MFS Proxy Voting Policies and Procedures.
The MFS Proxy Voting Policies and Procedures include:
A.
Voting Guidelines;

B.
Administrative Procedures;

C.
Records Retention; and

D.
Reports.

A.
VOTING GUIDELINES

1.
General Policy; Potential Conflicts of Interest

MFS’ policy is that proxy voting decisions are made in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in the interests of any other party or in MFS' corporate interests, including interests such as the distribution of MFS Fund shares and institutional client relationships.
MFS reviews corporate governance issues and proxy voting matters that are presented for shareholder vote by either management or shareholders of public companies. Based on the overall principle that all votes cast by MFS on behalf of its clients must be in what MFS believes to be the best long-term economic interests of such clients, MFS has adopted proxy voting guidelines, set forth below, that govern how MFS generally will vote on specific matters presented for shareholder vote.
As a general matter, MFS votes consistently on similar proxy proposals across all shareholder meetings. However, some proxy proposals, such as certain excessive executive compensation, environmental, social and governance matters, are analyzed on a case-by-case basis in light of all the relevant facts and circumstances of the proposal. Therefore, MFS may vote similar proposals differently at different shareholder meetings based on the specific facts and circumstances of the issuer or the terms of the proposal. In addition, MFS also reserves the right to override the guidelines with respect to a particular proxy proposal when such an override is, in MFS’ best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS’ clients.
While MFS generally votes consistently on the same matter when securities of an issuer are held by multiple client portfolios, MFS may vote differently on the matter for different client portfolios under certain circumstances. One reason why MFS may vote differently is if MFS has received explicit voting instructions to vote differently from a client for its own account. Likewise, MFS may vote differently if the portfolio management team responsible for a particular client account believes that a different voting instruction is in the best long-term economic interest of such account.
From time to time, MFS may receive comments on the MFS Proxy Voting Policies and Procedures from its clients. These comments are carefully considered by MFS when it reviews these MFS Proxy Voting Policies and Procedures and revises them as appropriate, in MFS' sole judgment.
These policies and procedures are intended to address any potential material conflicts of interest on the part of MFS or its subsidiaries that are likely to arise in connection with the voting of proxies on behalf of MFS’ clients. If such potential material conflicts of interest do arise, MFS will analyze, document and report on such potential material conflicts of interest (see Sections B.2 and D below), and shall ultimately vote the relevant proxies in what MFS believes to be the best long-term economic interests of its clients. The MFS Proxy Voting Committee is responsible for monitoring and reporting with respect to such potential material conflicts of interest.
MFS is also a signatory to the Principles for Responsible Investment. In developing these guidelines, MFS considered environmental, social and corporate governance issues in light of MFS’ fiduciary obligation to vote proxies in the best long-term economic interest of its clients.
2.
MFS’ Policy on Specific Issues

Election of Directors at U.S. Issuers
MFS believes that good governance should be based on a board with at least a simple majority of directors who are “independent” of management, and whose key committees (e.g., compensation, nominating, and audit committees) consist entirely of “independent” directors. While MFS generally supports the board’s nominees in uncontested or non-contentious elections, we will not support a nominee to a board of a U.S. issuer (or issuer listed on a U.S. exchange) if, as a result of such nominee being elected to the board, the board would consist of a simple majority of members who are not “independent” or, alternatively, the compensation, nominating (including instances in which the full board serves as the compensation or nominating committee) or audit committees would include members who are not “independent.” Likewise, we will evaluate nominees for a board of a U.S. issuer with a lead independent director whose overall tenure on the board exceeds twenty (20) years on a case-by-case basis.
MFS will also not support a nominee to a board if we can determine that he or she attended less than 75% of the board and/or relevant committee meetings in the previous year without a valid reason stated in the proxy materials or other company communications. In addition, MFS may not support some or all nominees standing for re-election to a board if we can determine: (1) the board or its compensation committee has re-priced or exchanged underwater stock options since the last annual meeting of shareholders and without shareholder approval; (2) the board or relevant committee has not taken adequately responsive action to an issue that received majority support or opposition from shareholders; (3) the board has implemented a poison pill without shareholder approval since the last annual meeting and such poison pill is not on the subsequent shareholder meeting’s agenda, (including those related to net-operating loss carry-forwards); (4) the board or relevant committee has failed to adequately oversee risk by allowing the hedging and/or significant pledging of company shares by executives; or (5) there are governance concerns with a director or issuer.
MFS also believes that a well-balanced board with diverse perspectives is a foundation for sound corporate governance. MFS will generally vote against the chair of the nominating and governance committee or equivalent position at any U.S. company whose board is comprised of less than 15% female directors. MFS may consider, among other factors, whether the company is transitioning towards increased board gender diversity in determining MFS’ final voting decision. Because we believe that a board with diverse perspectives is a foundation for good governance, we may increase the minimum percentage of gender diverse directors on company boards and/or expand our policy to consider factors beyond gender to enhance diverse perspectives of the board, including race, ethnicity or geographical location.
MFS believes that the size of the board can have an effect on the board’s ability to function efficiently. While MFS evaluates board size on a case-by-case basis, we will typically vote against the chair of the nominating and governance committee in instances where the size of the board is greater than sixteen (16) members.
For a director who is not a CEO of a public company, MFS will vote against a nominee who serves on more than four (4) public company boards in total. For a director who is also a CEO of a public company, MFS will vote against a nominee who serves on more than two (2) public-company boards in total. MFS may consider exceptions to this policy if: (i) the company has disclosed the director’s plans to step down from the number of public company boards exceeding four (4) or two (2), as applicable, within a reasonable time; or (ii) the director exceeds the permitted number of public company board seats solely due to either his/her board service on an affiliated company (e.g., a subsidiary), or service on more than one investment company within the same investment company complex (as defined by applicable law). With respect to a director who serves as a CEO of a public company, MFS will support his or her re-election to the board of the company for which he or she serves as CEO.
MFS may not support certain board nominees of U.S. issuers under certain circumstances where MFS deems compensation to be egregious due to pay-for- performance issues and/or poor pay practices. Please see the section below titled “MFS’ Policy on Specific Issues - Advisory Votes on Executive Compensation” for further details.

MFS evaluates a contested or contentious election of directors on a case-by-case basis considering the long-term financial performance of the company relative to its industry, management’s track record, the qualifications of all nominees, and an evaluation of what each side is offering shareholders.
Majority Voting and Director Elections
MFS votes for reasonably crafted proposals calling for directors to be elected with an affirmative majority of votes cast and/or the elimination of the plurality standard for electing directors (including binding resolutions requesting that the board amend the company’s bylaws), provided the proposal includes a carve-out for a plurality voting standard when there are more director nominees than board seats (e.g., contested elections) (“Majority Vote Proposals”).
Classified Boards
MFS generally supports proposals to declassify a board (i.e., a board in which only one-third of board members is elected each year) for all issuers other than for certain closed-end investment companies. MFS generally opposes proposals to classify a board for issuers other than for certain closed-end investment companies.
Proxy Access
MFS believes that the ability of qualifying shareholders to nominate a certain number of directors on the company’s proxy statement (“Proxy Access”) may have corporate governance benefits. However, such potential benefits must be balanced by its potential misuse by shareholders. Therefore, we support Proxy Access proposals at U.S. issuers that establish an ownership criteria of 3% of the company held continuously for a period of 3 years. In our view, such qualifying shareholders should have the ability to nominate at least 2 directors. Companies should be mindful of imposing any undue impediments within its bylaws that may render Proxy Access impractical, including re-submission thresholds for director nominees via Proxy Access.
MFS analyzes all other proposals seeking Proxy Access on a case-by-case basis. In its analysis, MFS will consider the proposed ownership criteria for qualifying shareholders (such as ownership threshold and holding period) as well as the proponent’s rationale for seeking Proxy Access.
Stock Plans
MFS opposes stock option programs and restricted stock plans that provide unduly generous compensation for officers, directors or employees, or that could result in excessive dilution to other shareholders. As a general guideline, MFS votes against restricted stock, stock option, non-employee director, omnibus stock plans and any other stock plan if all such plans for a particular company involve potential dilution, in the aggregate, of more than 15%. However, MFS will also vote against stock plans that involve potential dilution, in aggregate, of more than 10% at U.S. issuers that are listed in the Standard and Poor’s 100 index as of December 31 of the previous year. In the cases where a stock plan amendment is seeking qualitative changes and not additional shares, MFS will vote its shares on a case-by-case basis.
MFS also opposes stock option programs that allow the board or the compensation committee to re-price underwater options or to automatically replenish shares without shareholder approval. MFS also votes against stock option programs for officers, employees or non-employee directors that do not require an investment by the optionee, that give “free rides” on the stock price, or that permit grants of stock options with an exercise price below fair market value on the date the options are granted. MFS will consider proposals to exchange existing options for newly issued options, restricted stock or cash on a case-by-case basis, taking into account certain factors, including, but not limited to, whether there is a reasonable value-for-value exchange and whether senior executives are excluded from participating in the exchange.
MFS supports the use of a broad-based employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value and do not result in excessive dilution.
Shareholder Proposals on Executive Compensation
MFS believes that competitive compensation packages are necessary to attract, motivate and retain executives. However, MFS also recognizes that certain executive compensation practices can be “excessive” and not in the best, long-term economic interest of a company’s shareholders. We believe that the election of an issuer’s board of directors (as outlined above), votes on stock plans (as outlined above) and advisory votes on pay (as outlined below) are typically the most effective mechanisms to express our view on a company’s compensation practices.

MFS generally opposes shareholder proposals that seek to set rigid restrictions on executive compensation as MFS believes that compensation committees should retain some flexibility to determine the appropriate pay package for executives. Although we support linking executive stock option grants to a company’s performance, MFS also opposes shareholder proposals that mandate a link of performance-based pay to a specific metric. MFS generally supports reasonably crafted shareholder proposals that (i) require the issuer to adopt a policy to recover the portion of performance-based bonuses and awards paid to senior executives that were not earned based upon a significant negative restatement of earnings unless the company already has adopted a satisfactory policy on the matter, (ii) expressly prohibit the backdating of stock options, and (iii) prohibit the acceleration of vesting of equity awards upon a broad definition of a "change-in-control" (e.g., single or modified single-trigger).
Advisory Votes on Executive Compensation
MFS will analyze advisory votes on executive compensation on a case-by-case basis. MFS will vote against an issuer's executive compensation practices if MFS determines that such practices are excessive or include incentive metrics or structures that are poorly aligned with the best, long-term economic interest of a company's shareholders. MFS will vote in favor of executive compensation practices if MFS has not determined that these practices are excessive or that the practices include incentive metrics or structures that are poorly aligned with the best, long-term economic interest of a company's shareholders. Examples of excessive executive compensation practices or poorly aligned incentives may include, but are not limited to, a pay-for-performance disconnect, a set of incentive metrics or a compensation plan structure that MFS believes may lead to a future pay-for-performance disconnect, employment contract terms such as guaranteed bonus provisions, unwarranted pension payouts, backdated stock options, overly generous hiring bonuses for chief executive officers, significant perquisites, or the potential reimbursement of excise taxes to an executive in regards to a severance package. In cases where MFS (i) votes against consecutive advisory pay votes, or (ii) determines that a particularly egregious excessive executive compensation practice has occurred, then MFS may also vote against certain or all board nominees. MFS may also vote against certain or all board nominees if an advisory pay vote for a U.S. issuer is not on the agenda, or the company has not implemented the advisory vote frequency supported by a plurality/ majority of shareholders.
MFS generally supports proposals to include an advisory shareholder vote on an issuer’s executive compensation practices on an annual basis.
“Golden Parachutes”
From time to time, MFS may evaluate a separate, advisory vote on severance packages or “golden parachutes” to certain executives at the same time as a vote on a proposed merger or acquisition. MFS will support an advisory vote on a severance package on a case-by-case basis, and MFS may vote against the severance package regardless of whether MFS supports the proposed merger or acquisition.
Shareholders of companies may also submit proxy proposals that would require shareholder approval of severance packages for executive officers that exceed certain predetermined thresholds. MFS votes in favor of such shareholder proposals when they would require shareholder approval of any severance package for an executive officer that exceeds a certain multiple of such officer’s annual compensation that is not determined in MFS’ judgment to be excessive.
Anti-Takeover Measures
In general, MFS votes against any measure that inhibits capital appreciation in a stock, including proposals that protect management from action by shareholders. These types of proposals take many forms, ranging from “poison pills” and “shark repellents” to super-majority requirements.
While MFS may consider the adoption of a prospective “poison pill” or the continuation of an existing “poison pill" on a case-by-case basis, MFS generally votes against such anti-takeover devices. MFS generally votes for proposals to rescind existing “poison pills” and proposals that would require shareholder approval to adopt prospective “poison pills.” MFS will also consider, on a case-by-case basis, proposals designed to prevent tenders which are disadvantageous to shareholders such as tenders at below market prices and tenders for substantially less than all shares of an issuer.
MFS will consider any poison pills designed to protect a company’s net-operating loss carryforwards on a case-by-case basis, weighing the accounting and tax benefits of such a pill against the risk of deterring future acquisition candidates.

Proxy Contests
From time to time, a shareholder may express alternative points of view in terms of a company's strategy, capital allocation, or other issues. Such shareholder may also propose a slate of director nominees different than the slate of director nominees proposed by the company (a "Proxy Contest"). MFS will analyze Proxy Contests on a case-by-case basis, taking into consideration the track record and current recommended initiatives of both company management and the dissident shareholder(s). Like all of our proxy votes, MFS will support the slate of director nominees that we believe is in the best, long-term economic interest of our clients.
Reincorporation and Reorganization Proposals
When presented with a proposal to reincorporate a company under the laws of a different state, or to effect some other type of corporate reorganization, MFS considers the underlying purpose and ultimate effect of such a proposal in determining whether or not to support such a measure. MFS generally votes with management in regards to these types of proposals, however, if MFS believes the proposal is not in the best long-term economic interests of its clients, then MFS may vote against management (e.g., the intent or effect would be to create additional inappropriate impediments to possible acquisitions or takeovers).
Issuance of Stock
There are many legitimate reasons for the issuance of stock. Nevertheless, as noted above under “Stock Plans,” when a stock option plan (either individually or when aggregated with other plans of the same company) would substantially dilute the existing equity (e.g., by approximately 10-15% as described above), MFS generally votes against the plan. In addition, MFS typically votes against proposals where management is asking for authorization to issue common or preferred stock with no reason stated (a “blank check”) because the unexplained authorization could work as a potential anti-takeover device. MFS may also vote against the authorization or issuance of common or preferred stock if MFS determines that the requested authorization is excessive or not warranted.
Repurchase Programs
MFS supports proposals to institute share repurchase plans in which all shareholders have the opportunity to participate on an equal basis. Such plans may include a company acquiring its own shares on the open market, or a company making a tender offer to its own shareholders.
Cumulative Voting
MFS opposes proposals that seek to introduce cumulative voting and for proposals that seek to eliminate cumulative voting. In either case, MFS will consider whether cumulative voting is likely to enhance the interests of MFS’ clients as minority shareholders.
Written Consent and Special Meetings
The right to call a special meeting or act by written consent can be a powerful tool for shareholders. As such, MFS supports proposals requesting the right for shareholders who hold at least 10% of the issuer’s outstanding stock to call a special meeting. MFS also supports proposals requesting the right for shareholders to act by written consent.
Independent Auditors
MFS believes that the appointment of auditors for U.S. issuers is best left to the board of directors of the company and therefore supports the ratification of the board’s selection of an auditor for the company. Some shareholder groups have submitted proposals to limit the non-audit activities of a company’s audit firm or prohibit any non-audit services by a company’s auditors to that company. MFS opposes proposals recommending the prohibition or limitation of the performance of non-audit services by an auditor, and proposals recommending the removal of a company’s auditor due to the performance of non-audit work for the company by its auditor. MFS believes that the board, or its audit committee, should have the discretion to hire the company’s auditor for specific pieces of non-audit work in the limited situations permitted under current law.
Other Business
MFS generally votes against "other business" proposals as the content of any such matter is not known at the time of our vote.
Adjourn Shareholder Meeting

MFS generally supports proposals to adjourn a shareholder meeting if we support the other ballot items on the meeting's agenda. MFS generally votes against proposals to adjourn a meeting if we do not support the other ballot items on the meeting's agenda.
Environmental, Social and Governance (“ESG”) Issues
MFS believes that a company’s ESG practices may have an impact on the company’s long-term economic financial performance and will generally support proposals relating to ESG issues that MFS believes are in the best long-term economic interest of the company’s shareholders. For those ESG proposals for which a specific policy has not been adopted, MFS considers such ESG proposals on a case-by-case basis. As a result, it may vote similar proposals differently at various shareholder meetings based on the specific facts and circumstances of such proposal.
MFS generally supports proposals that seek to remove governance structures that insulate management from shareholders (i.e., anti-takeover measures) or that seek to enhance shareholder rights. Many of these governance-related issues, including compensation issues, are outlined within the context of the above guidelines. In addition, MFS typically supports proposals that require an issuer to reimburse successful dissident shareholders (who are not seeking control of the company) for reasonable expenses that such dissident incurred in soliciting an alternative slate of director candidates. MFS also generally supports reasonably crafted shareholder proposals requesting increased disclosure around the company’s use of collateral in derivatives trading.
MFS typically supports proposals for an independent board chairperson if there is not an appropriate and effective counter-balancing leadership structure in place (e.g., a strong, independent lead director with an appropriate level of powers and duties). Where there is a strong, independent lead director, we will evaluate such proposals on a case-by-case basis. For any governance-related proposal for which an explicit guideline is not provided above, MFS will consider such proposals on a case-by-case basis and will support such proposals if MFS believes that it is in the best long-term economic interest of the company’s shareholders.
MFS generally supports proposals that request disclosure on the impact of environmental issues on the company’s operations, sales, and capital investments. However, MFS may not support such proposals based on the facts and circumstances surrounding a specific proposal, including, but not limited to, whether (i) the proposal is unduly costly, restrictive, or burdensome, (ii) the company already provides publicly-available information that is sufficient to enable shareholders to evaluate the potential opportunities and risks that environmental matters pose to the company’s operations, sales and capital investments, or (iii) the proposal seeks a level of disclosure that exceeds that provided by the company’s industry peers. MFS will analyze all other environmental proposals on a case-by-case basis and will support such proposals if MFS believes such proposal is in the best long-term economic interest of the company’s shareholders.
MFS will analyze social proposals on a case-by-case basis. MFS will support such proposals if MFS believes that such proposal is in the best long-term economic interest of the company’s shareholders. Generally, MFS will support shareholder proposals that (i) seek to amend a company’s equal employment opportunity policy to prohibit discrimination based on sexual orientation and gender identity; and (ii) request additional disclosure regarding a company’s political contributions (including trade organizations and lobbying activity) (unless the company already provides publicly-available information that is sufficient to enable shareholders to evaluate the potential opportunities and risks that such contributions pose to the company’s operations, sales and capital investments).
The laws of various states or countries may regulate how the interests of certain clients subject to those laws (e.g., state pension plans) are voted with respect to social issues. Thus, it may be necessary to cast ballots differently for certain clients than MFS might normally do for other clients.
Global Issuers (ex-U.S.)
MFS generally supports the election of a director nominee standing for re-election in uncontested or non-contentious elections unless it can be determined that (1) he or she failed to attend at least 75% of the board and/or relevant committee meetings in the previous year without a valid reason given in the proxy materials; (2) since the last annual meeting of shareholders and without shareholder approval, the board or its compensation committee has re-priced underwater stock options; (3) since the last annual meeting, the board has either implemented a poison pill without shareholder approval or has not taken responsive action to a majority shareholder approved resolution recommending that the “poison pill” be rescinded; (4) since the last annual meeting, the board has not taken adequately responsive action to an issue that received majority support or opposition from shareholders; or (5) there are performance and/or governance concerns with a director or issuer. In such circumstances, we may vote against director nominee(s).

Because MFS believes that a well-balanced board with diverse perspectives is a foundation for sound corporate governance, MFS will generally vote against the chair of the nominating and governance committee or equivalent position at any Canadian, European or Australian company whose board is comprised of less than 15% female directors. MFS may consider, among other factors, whether the company is transitioning towards increased board gender diversity in determining MFS’ final voting decision. While MFS’ guideline currently pertains to Canadian, European and Australian companies (as well as U.S. companies), we generally believe greater female representation on boards is needed globally. As a result, we may expand our policy to other markets to reinforce this expectation. Because we believe that a board with diverse perspectives is a foundation for good governance, we may increase the minimum percentage of gender diverse directors on company boards and/or expand our policy to consider factors beyond gender to enhance diverse perspectives of the board including race, ethnicity or geographical location.
Also, certain markets have adopted best practice guidelines relating to corporate governance matters (e.g., the United Kingdom’s and Japan Corporate Governance Codes). Many of these guidelines operate on a “comply or explain” basis. As such, MFS will evaluate any explanations by companies relating to their compliance with a particular corporate governance guideline on a case-by-case basis and may vote against the board nominees or other relevant ballot item if such explanation is not satisfactory. While we incorporate market best practice guidelines and local corporate governance codes into our decision making for certain issuers, we may apply additional standards than those promulgated in a local market if we believe such approach will advance market best practices. Specifically, in the Japanese market we will generally vote against certain director nominees where the board is not comprised of at least one-third independent directors as determined by MFS in its sole discretion. In some circumstances, MFS may submit a vote to abstain from certain director nominees or the relevant ballot items if we have concerns with the nominee or ballot item, but do not believe these concerns rise to the level where a vote against is warranted.
MFS generally supports the election of auditors, but may determine to vote against the election of a statutory auditor in certain markets if MFS reasonably believes that the statutory auditor is not truly independent.
Some markets have also adopted mandatory requirements for all companies to hold shareholder votes on executive compensation. MFS will vote against such proposals if MFS determines that a company’s executive compensation practices are excessive, considering such factors as the specific market’s best practices that seek to maintain appropriate pay-for-performance alignment and to create long-term shareholder value. We may alternatively submit an abstention vote on such proposals in circumstances where our executive compensation concerns are not as severe.
Many other items on proxies involve repetitive, non-controversial matters that are mandated by local law. Accordingly, the items that are generally deemed routine and which do not require the exercise of judgment under these guidelines (and therefore voted with management) for issuers include, but are not limited to, the following: (i) receiving financial statements or other reports from the board; (ii) approval of declarations of dividends; (iii) appointment of shareholders to sign board meeting minutes; (iv) discharge of management and supervisory boards; and (v) approval of share repurchase programs (absent any anti-takeover or other concerns). MFS will evaluate all other items on proxies for companies in the context of the guidelines described above, but will generally vote against an item if there is not sufficient information disclosed in order to make an informed voting decision. For any ballot item where MFS wishes to express a more moderate level of concern than a vote of against, we will cast a vote to abstain.
In accordance with local law or business practices, some companies or custodians prevent the sale of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting (“share blocking”). Depending on the country in which a company is domiciled, the blocking period may begin a stated number of days prior or subsequent to the meeting (e.g., one, three or five days) or on a date established by the company. While practices vary, in many countries the block period can be continued for a longer period if the shareholder meeting is adjourned and postponed to a later date. Similarly, practices vary widely as to the ability of a shareholder to have the “block” restriction lifted early (e.g., in some countries shares generally can be “unblocked” up to two days prior to the meeting whereas in other countries the removal of the block appears to be discretionary with the issuer’s transfer agent). Due to these restrictions, MFS must balance the benefits to its clients of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time. For companies in countries with share blocking periods or in markets where some custodians may block shares, the disadvantage of being unable to sell the stock regardless of changing conditions generally outweighs the advantages of voting at the shareholder meeting for routine items. Accordingly, MFS will not vote those proxies in the absence of an unusual, significant vote that outweighs the disadvantage of being unable to sell the stock.
From time to time, governments may impose economic sanctions which may prohibit us from transacting business with certain companies or individuals. These sanctions may also prohibit the voting of proxies at certain companies or on certain individuals. In such instances, MFS will not vote at certain companies or on certain individuals if it determines that doing so is in violation of the sanctions.
In limited circumstances, other market specific impediments to voting shares may limit our ability to cast votes, including, but not limited to, late delivery of proxy materials, untimely vote cut-off dates, power of attorney and share re-registration requirements, or any other unusual voting requirements. In these limited instances, MFS votes securities on a best efforts basis in the context of the guidelines described above.
Mergers, Acquisitions & Other Special Transactions
MFS considers proposals with respect to mergers, acquisitions, sale of company assets, share and debt issuances and other transactions that have the potential to affect ownership interests on a case-by-case basis.
B.
ADMINISTRATIVE PROCEDURES

1.
MFS Proxy Voting Committee

The administration of these MFS Proxy Voting Policies and Procedures is overseen by the MFS Proxy Voting Committee, which includes senior personnel from the MFS Legal and Global Investment and Client Support Departments as well as members of the investment team. The Proxy Voting Committee does not include individuals whose primary duties relate to client relationship management, marketing, or sales. The MFS Proxy Voting Committee:
a.
Reviews these MFS Proxy Voting Policies and Procedures at least annually and recommends any amendments considered to be necessary or advisable;

b.
Determines whether any potential material conflict of interest exists with respect to instances in which MFS (i) seeks to override these MFS Proxy Voting Policies and Procedures; (ii) votes on ballot items not governed by these MFS Proxy Voting Policies and Procedures; (iii) evaluates an excessive executive compensation issue in relation to the election of directors; or (iv) requests a vote recommendation from an MFS portfolio manager or investment analyst (e.g., mergers and acquisitions);

c.
Considers special proxy issues as they may arise from time to time; and

d.
Determines engagement priorities and strategies with respect to MFS’ proxy voting activities

2.
Potential Conflicts of Interest

The MFS Proxy Voting Committee is responsible for monitoring potential material conflicts of interest on the part of MFS or its subsidiaries that could arise in connection with the voting of proxies on behalf of MFS’ clients. Due to the client focus of our investment management business, we believe that the potential for actual material conflict of interest issues is small. Nonetheless, we have developed precautions to assure that all proxy votes are cast in the best long-term economic interest of shareholders.1 Other MFS internal policies require all MFS employees to avoid actual and potential conflicts of interests between personal activities and MFS’ client activities. If an employee (including investment professionals) identifies an actual or potential conflict of interest with respect to any voting decision (including the ownership of securities in their individual portfolio), then that employee must recuse himself/herself from participating in the voting process. Any significant attempt by an employee of MFS or its subsidiaries to unduly influence MFS’ voting on a particular proxy matter should also be reported to the MFS Proxy Voting Committee.
In cases where proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures, no material conflict of interest will be deemed to exist. In cases where (i) MFS is considering overriding these MFS Proxy Voting Policies and Procedures, (ii) matters presented for vote are not governed by these MFS Proxy Voting Policies and

1
For clarification purposes, note that MFS votes in what we believe to be the best, long-term economic interest of our clients entitled to vote at the shareholder meeting, regardless of whether other MFS clients hold “short” positions in the same issuer.

Procedures, (iii) MFS evaluates a potentially excessive executive compensation issue in relation to the election of directors or advisory pay or severance package vote, or (iv) a vote recommendation is requested from an MFS portfolio manager or investment analyst (e.g., mergers and acquisitions); (collectively, “Non-Standard Votes”); the MFS Proxy Voting Committee will follow these procedures:
a.
Compare the name of the issuer of such proxy against a list of significant current (i) distributors of MFS Fund shares, and (ii) MFS institutional clients (the “MFS Significant Distributor and Client List”);

b.
If the name of the issuer does not appear on the MFS Significant Distributor and Client List, then no material conflict of interest will be deemed to exist, and the proxy will be voted as otherwise determined by the MFS Proxy Voting Committee;

c.
If the name of the issuer appears on the MFS Significant Distributor and Client List, then the MFS Proxy Voting Committee will be apprised of that fact and each member of the MFS Proxy Voting Committee (with the participation of MFS’ Conflicts Officer) will carefully evaluate the proposed vote in order to ensure that the proxy ultimately is voted in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in MFS’ corporate interests; and

d.
For all potential material conflicts of interest identified under clause (c) above, the MFS Proxy Voting Committee will document: the name of the issuer, the issuer’s relationship to MFS, the analysis of the matters submitted for proxy vote, the votes as to be cast and the reasons why the MFS Proxy Voting Committee determined that the votes were cast in the best long-term economic interests of MFS’ clients, and not in MFS’ corporate interests. A copy of the foregoing documentation will be provided to MFS’ Conflicts Officer.

The members of the MFS Proxy Voting Committee are responsible for creating and maintaining the MFS Significant Distributor and Client List, in consultation with MFS’ distribution and institutional business units. The MFS Significant Distributor and Client List will be reviewed and updated periodically, as appropriate.
For instances where MFS is evaluating a director nominee who also serves as a director/trustee of the MFS Funds, then the MFS Proxy Voting Committee will adhere to the procedures described in section (d) above regardless of whether the portfolio company appears on our Significant Distributor and Client List.
If an MFS client has the right to vote on a matter submitted to shareholders by Sun Life Financial, Inc. or any of its affiliates (collectively “Sun Life”), MFS will cast a vote on behalf of such MFS client as such client instructs or in the event that a client instruction is unavailable pursuant to the recommendations of Institutional Shareholder Services, Inc.’s (“ISS”) benchmark policy, or as required by law. Likewise, if an MFS client has the right to vote on a matter submitted to shareholders by a public company for which an MFS Fund director/trustee serves as an executive officer, MFS will cast a vote on behalf of such MFS client as such client instructs or in the event that client instruction is unavailable pursuant to the recommendations of ISS or as required by law.
Except as described in the MFS Fund’s Prospectus, from time to time, certain MFS Funds (the “top tier fund”) may own shares of other MFS Funds (the “underlying fund”). If an underlying fund submits a matter to a shareholder vote, the top tier fund will generally vote its shares in the same proportion as the other shareholders of the underlying fund. If there are no other shareholders in the underlying fund, the top tier fund will vote in what MFS believes to be in the top tier fund’s best long-term economic interest. If an MFS client has the right to vote on a matter submitted to shareholders by a pooled investment vehicle advised by MFS (excluding those vehicles for which MFS’ role is primarily portfolio management and is overseen by another investment adviser), MFS will cast a vote on behalf of such MFS client in the same proportion as the other shareholders of the pooled investment vehicle.
3.
Gathering Proxies

Most proxies received by MFS and its clients originate at Broadridge Financial Solutions, Inc. (“Broadridge”). Broadridge and other service providers, on behalf of custodians, send proxy related material to the record holders of the shares beneficially owned by MFS’ clients, usually to the client’s proxy voting administrator or, less commonly, to the client itself. This material will include proxy ballots reflecting the shareholdings of Funds and of clients on the record dates for such shareholder meetings, as well as proxy materials with the issuer’s explanation of the items to be voted upon.
MFS, on behalf of itself and certain of its clients (including the MFS Funds) has entered into an agreement with an independent proxy administration firm pursuant to which the proxy administration firm performs various proxy vote related administrative services such as vote processing and recordkeeping functions. Except as noted below, the proxy administration firm for MFS and its clients, including the MFS Funds, is ISS. The proxy administration firm for MFS Development Funds, LLC is Glass, Lewis & Co., Inc. (“Glass Lewis”; Glass Lewis and ISS are each hereinafter referred to as the “Proxy Administrator”).
The Proxy Administrator receives proxy statements and proxy ballots directly or indirectly from various custodians, logs these materials into its database and matches upcoming meetings with MFS Fund and client portfolio holdings, which are input into the Proxy Administrator’s system by an MFS holdings data-feed. Through the use of the Proxy Administrator system, ballots and proxy material summaries for all upcoming shareholders’ meetings are available on-line to certain MFS employees and members of the MFS Proxy Voting Committee.
It is the responsibility of the Proxy Administrator and MFS to monitor the receipt of ballots. When proxy ballots and materials for clients are received by the Proxy Administrator, they are input into the Proxy Administrator’s on-line system. The Proxy Administrator then reconciles a list of all MFS accounts that hold shares of a company’s stock and the number of shares held on the record date by these accounts with the Proxy Administrator’s list of any upcoming shareholder’s meeting of that company. If a proxy ballot has not been received, the Proxy Administrator contacts the custodian requesting the reason as to why a ballot has not been received.
4.
Analyzing Proxies

Proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures. The Proxy Administrator, at the prior direction of MFS, automatically votes all proxy matters that do not require the particular exercise of discretion or judgment with respect to these MFS Proxy Voting Policies and Procedures as determined by MFS. In these circumstances, if the Proxy Administrator, based on MFS’ prior direction, expects to vote against management with respect to a proxy matter and MFS becomes aware that the issuer has filed or will file additional soliciting materials sufficiently in advance of the deadline for casting a vote at the meeting, MFS will consider such information when casting its vote. With respect to proxy matters that require the particular exercise of discretion or judgment, the MFS Proxy Voting Committee or its representatives considers and votes on those proxy matters. In analyzing all proxy matters, MFS uses a variety of materials and information, including, but not limited to, the issuer’s proxy statement and other proxy solicitation materials (including supplemental materials), our own internal research and research and recommendations provided by other third parties (including research of the Proxy Administrator). As described herein, MFS may also determine that it is beneficial in analyzing a proxy voting matter for members of the Proxy Voting Committee or its representatives to engage with the company on such matter. MFS also uses its own internal research, the research of Proxy Administrators and/or other third party research tools and vendors to identify (i) circumstances in which a board may have approved an executive compensation plan that is excessive or poorly aligned with the portfolio company’s business or its shareholders, (ii) environmental and social proposals that warrant further consideration or (iii) circumstances in which a non-U.S. company is not in compliance with local governance or compensation best practices. In those situations where the only MFS Fund that is eligible to vote at a shareholder meeting has Glass Lewis as its Proxy Administrator, then we will utilize our own internal research and research from Glass Lewis to identify such issues. MFS analyzes such issues independently and does not necessarily vote with the ISS or Glass Lewis recommendations on these issues. Representatives of the MFS Proxy Voting Committee review, as appropriate, votes cast to ensure conformity with these MFS Proxy Voting Policies and Procedures.
For certain types of votes (e.g., mergers and acquisitions, proxy contests and capitalization matters), the MFS Proxy Voting Committee or its representatives will seek a recommendation from the MFS investment analyst and/or portfolio managers2For certain other votes that require a case-by-case analysis per the MFS Proxy Policies (e.g., potentially excessive executive compensation issues, or certain shareholder proposals), the MFS Proxy Voting Committee or its representatives will likewise consult with MFS investment analysts and/or portfolio managers2. However, the MFS Proxy Voting Committee will ultimately responsible for the manner in which all proxies are voted.

2
From time to time, due to travel schedules and other commitments, an appropriate portfolio manager or research analyst may not be available to provide a vote recommendation. If such a recommendation cannot be obtained within a reasonable time prior to the cut-off date of the shareholder meeting, the MFS Proxy Voting Committee may determine to abstain from voting.

As noted above, MFS reserves the right to override the guidelines when such an override is, in MFS’ best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS’ clients. Any such override of the guidelines shall be analyzed, documented and reported in accordance with the procedures set forth in these policies.
5.
Voting Proxies

In accordance with its contract with MFS, the Proxy Administrator also generates a variety of reports for the MFS Proxy Voting Committee, and makes available on-line various other types of information so that the MFS Proxy Voting Committee or its representatives may review and monitor the votes cast by the Proxy Administrator on behalf of MFS’ clients.
For those markets that utilize a “record date” to determine which shareholders are eligible to vote, MFS generally will vote all eligible shares pursuant to these guidelines regardless of whether all (or a portion of) the shares held by our clients have been sold prior to the meeting date.
6.
Securities Lending

From time to time, the MFS Funds or other pooled investment vehicles sponsored by MFS may participate in a securities lending program. In the event MFS or its agent receives timely notice of a shareholder meeting for a U.S. security, MFS and its agent will attempt to recall any securities on loan before the meeting’s record date so that MFS will be entitled to vote these shares. However, there may be instances in which MFS is unable to timely recall securities on loan for a U.S. security, in which cases MFS will not be able to vote these shares. MFS will report to the appropriate board of the MFS Funds those instances in which MFS is not able to timely recall the loaned securities. MFS generally does not recall non-U.S. securities on loan because there may be insufficient advance notice of proxy materials, record dates, or vote cut-off dates to allow MFS to timely recall the shares in certain markets on an automated basis. As a result, non-U.S. securities that are on loan will not generally be voted. If MFS receives timely notice of what MFS determines to be an unusual, significant vote for a non-U.S. security whereas MFS shares are on loan, and determines that voting is in the best long-term economic interest of shareholders, then MFS will attempt to timely recall the loaned shares.
7.
Engagement

The MFS Proxy Voting Policies and Procedures are available on www.mfs.com and may be accessed by both MFS’ clients and the companies in which MFS’ clients invest. From time to time, MFS may determine that it is appropriate and beneficial to engage in a dialogue or written communication with a company or other shareholders regarding certain matters on the company’s proxy statement that are of concern to shareholders, including environmental, social and governance matters. A company or shareholder may also seek to engage with members of the MFS Proxy Voting Committee or proxy voting team in advance of the company’s formal proxy solicitation to review issues more generally or gauge support for certain contemplated proposals. The MFS Proxy Voting Committee establish proxy voting engagement goals and priorities for the year. For further information on requesting engagement with MFS on proxy voting issues or information about MFS’ engagement priorities, please visit www.mfs.com and refer to our most recent proxy season preview and engagement priorities report.
C.
RECORDS RETENTION

MFS will retain copies of these MFS Proxy Voting Policies and Procedures in effect from time to time and will retain all proxy voting reports submitted to the Board of Trustees of the MFS Funds for the period required by applicable law. Proxy solicitation materials, including electronic versions of the proxy ballots completed by representatives of the MFS Proxy Voting Committee, together with their respective notes and comments, are maintained in an electronic format by the Proxy Administrator and are accessible on-line by the MFS Proxy Voting Committee. All proxy voting materials and supporting documentation, including records generated by the Proxy Administrator’s system as to proxies processed, including the dates when proxy ballots were received and submitted, and the votes on each company’s proxy issues, are retained as required by applicable law.
D.
REPORTS

U.S. Registered MFS Funds
MFS publicly discloses the proxy voting records of the U.S. registered MFS Funds on a quarterly basis. MFS will also report the results of its voting to the Board of Trustees of the U.S. registered MFS Funds. These reports will include: (i) a summary of how votes were cast (including advisory votes on pay and “golden parachutes”); (ii) a summary of votes against management’s recommendation; (iii) a review of situations where MFS did not vote in accordance with the guidelines and the rationale therefore; (iv) a review of the procedures used by MFS to identify material conflicts of interest and any matters identified as a material conflict of interest; (v) a review of these policies and the guidelines; (vi) a review of our proxy engagement activity; (vii) a report and impact assessment of instances in which the recall of loaned securities of a U.S. issuer was unsuccessful; and (viii) as necessary or appropriate, any proposed modifications thereto to reflect new developments in corporate governance and other issues. Based on these reviews, the Trustees of the U.S. registered MFS Funds will consider possible modifications to these policies to the extent necessary or advisable.
Other MFS Clients
MFS may publicly disclose the proxy voting records of certain other clients (including certain MFS Funds) or the votes it casts with respect to certain matters as required by law. A report can also be printed by MFS for each client who has requested that MFS furnish a record of votes cast. The report specifies the proxy issues which have been voted for the client during the year and the position taken with respect to each issue and, upon request, may identify situations where MFS did not vote in accordance with the MFS Proxy Voting Policies and Procedures.
Firm-wide Voting Records
MFS also publicly discloses its firm-wide proxy voting records.
Except as described above, MFS generally will not divulge actual voting practices to any party other than the client or its representatives because we consider that information to be confidential and proprietary to the client. However, as noted above, MFS may determine that it is appropriate and beneficial to engage in a dialogue with a company regarding certain matters. During such dialogue with the company, MFS may disclose the vote it intends to cast in order to potentially effect positive change at a company in regards to environmental, social or governance issues.

METROPOLITAN WEST ASSET MANAGEMENT, LLC
PROXY VOTING GUIDELINES AND PROCEDURES
October 13, 2020
Introduction
Certain affiliates of The TCW Group, Inc. (these affiliates are collectively referred to as “TCW”) act as investment advisors for a variety of clients, including mutual funds. If TCW has responsibility for voting proxies in connection with these investment advisory duties, or has the responsibility to specify to an agent of the client how to vote the proxies, TCW exercises such voting responsibilities for its clients through the corporate proxy voting process. TCW believes that the right to vote proxies is a significant asset of its clients’ holdings. In order to carry out its fiduciary responsibilities in the voting of proxies for its clients, TCW has established a proxy voting committee (the “Proxy Committee”) and adopted these proxy voting guidelines and procedures (the “Guidelines”).
Where TCW has retained the services of a Sub-adviser to provide day-to-day portfolio management for the portfolio, the Adviser may delegate proxy voting authority to the Sub-Adviser; provided that the Sub-Adviser either (1) follows the Adviser’s Proxy Voting Policy and Procedures; or (2) has demonstrated that its proxy voting policies and procedures (“Sub-Adviser’s Proxy Voting Policies and Procedures”) are in the best interests of the Adviser’s clients and appear to comply with governing regulations. TCW also shall be provided the opportunity to review a Sub-Adviser’s Proxy Voting Policy and Procedures as deemed necessary or appropriate by TCW. Consistent with its fiduciary obligations, the Adviser will be responsible for periodically verifying the Sub-Adviser’s implementation of its proxy voting policy with respect to the TCW-managed portfolio.
The Proxy Committee generally meets quarterly (or at such other frequency as determined by the Proxy Committee), and its duties include establishing proxy voting guidelines and procedures, overseeing the internal proxy voting process, and reviewing proxy voting issues. The members of the Proxy Committee include TCW personnel from the investment, compliance, legal and marketing departments. TCW also uses outside proxy voting services (each an “Outside Service”) to help manage the proxy voting process. An Outside Service facilitates TCW’s voting according to the Guidelines (or, if applicable, according to guidelines submitted by TCW’s clients) and helps maintain TCW’s proxy voting records. In the event of a conflict between contractual requirements and the Guidelines, TCW will vote in accordance with its contractual obligations. All proxy voting and record keeping by TCW is, of course, dependent on the timely provision of proxy ballots by custodians, clients and other third parties. Under specified circumstances described below involving potential conflicts of interest, an Outside Service may also be requested to help decide certain proxy votes. In those instances, the Proxy Committee shall review and evaluate the voting recommendations of such Outside Service to ensure that recommendations are consistent with TCW’s clients’ best interests. In the event that TCW inadvertently receives any proxy materials on behalf of a client that has retained proxy voting responsibility, and where it is reasonably feasible for TCW to determine the identity of the client, TCW will promptly forward such materials to the client.
TCW shall disclose the present policy as well as the results of its implementation (including, among others, the way TCW has voted) on its website in accordance with applicable law. In general, TCW shall comply with voting transparency requirements applicable to asset managers provided by the applicable law.
Philosophy
When voting proxies, TCW’s utmost concern is that all decisions be made in the best interests of the client and in accordance with their objectives. Generally, proposals will be voted in accordance with the Guidelines and any applicable guidelines provided by TCW’s clients. TCW’s underlying philosophy, however, is that its portfolio managers, who are primarily responsible for evaluating the individual holdings of TCW’s clients, are best able to determine how to further client interests and goals. The portfolio managers may, in their discretion, take into account the recommendations of TCW management, the Proxy Committee, and an Outside Service.
Portfolio managers may also incorporate environmental, social and governance factors into their evaluations as appropriate to their respective strategies, conducive to meeting their clients’ investment objectives, and generally in the best interest of their clients. TCW is not aware of any universally agreed upon objective standards for assessing ESG factors for companies. Rather, these factors tend to have many subjective characteristics, can be difficult to analyze, and frequently involve a balancing of a company’s business plans, objectives, actual conduct and other factors. Management and shareholders may disagree as to whether a certain company satisfies ESG standards given the absence of generally accepted criteria and inconsistencies in reporting by issuers. As a diversified asset manager, TCW does not require a one-size fits all approach to ESG evaluation. Rather TCW expects its portfolio managers and other investment personnel to consider ESG factors as appropriate to the situation and strategy when making proxy voting decisions.
Proxy Voting Overrides
Individual portfolio managers, in the exercise of their best judgment and discretion, may from time to time override the Guidelines and vote proxies in a manner that they believe will enhance the economic value of clients’ assets, keeping in mind the best interests of the beneficial owners. A portfolio manager choosing to abstain on a vote or override the Guidelines must deliver a written rationale for each such decision to TCW’s Proxy Specialist (the “Proxy Specialist”), who will maintain such documentation in TCW’s proxy voting records and deliver a quarterly report to the Proxy Committee of all votes cast other than in accordance with the Guidelines. If the Proxy Specialist believes there is a question regarding a portfolio manager’s vote, he/she will liaise with the portfolio manager as necessary to clarify the rationale. If the Proxy Specialist is unable to resolve the question to their satisfaction after liaising with the relevant portfolio manager, TCW’s Director of Research (the “Director of Research”) will review the portfolio manager’s vote and make a determination. If the Director of Research believes it appropriate, he/she may elect to convene the Proxy Committee for its independent consideration as to how the vote should be cast.
Conflicts of Interest
In the event a potential conflict of interest arises in the context of voting proxies for TCW’s clients, the primary means by which TCW will avoid a conflict is by casting such votes solely according to the Guidelines and any applicable guidelines provided by TCW’s clients, as outlined below. If a potential conflict of interest arises and there is no predetermined vote, or the Guidelines (or any applicable TCW client guidelines) themselves refer such vote to the portfolio manager for decision, or the portfolio manager would like to override a predetermined vote, then TCW will undertake the following analysis:
•
Where the issuer soliciting proxy votes is itself a client of TCW’s (or because an affiliate of such issuer, such as a pension or profit sharing plan sponsored by such issuer, is a client of TCW’s), then the Proxy Specialist will determine whether such relationship may be deemed not to be material to TCW based on the level of assets under management and other relevant facts and circumstances and will submit his/her analysis to the Proxy Committee for its approval. Where the relationship is deemed material, TCW will refrain completely from exercising its discretion with respect to voting the proxy with respect to such vote and will, instead, refer that vote to an Outside Service for its independent consideration as to how the vote should be cast.

•
Where an employee of TCW sits on the board of a public company, the Proxy Specialist will determine whether such board member is the portfolio manager for the account holding the security, or whether the board member has spoken with the portfolio managers for the account holding the security. If either the particular board member is the portfolio manager or there has been communication concerning such proxy vote between the portfolio manager and the particular board member, then the Proxy Specialist will provide the Proxy Committee with the facts and vote rationale so that it can determine and vote the securities.

•
When the issuer is a key vendor or broker of TCW, the Proxy Specialist will determine if the portfolio manager for the account(s) holding the security has spoken with the key vendor or broker about the upcoming proxy vote. If there has been communication concerning the proxy vote between the portfolio manager and the key vendor or broker, the relationship will be deemed material. The Proxy Specialist will provide the Proxy Committee with the relevant facts and the Proxy Committee will vote the proxy.

•
Where the issuer is a known affiliate of TCW, TCW will refrain completely from exercising its discretion with respect to voting the proxy with respect to such a vote and will, instead, refer that vote to an Outside Service for its independent consideration as to how the vote should be cast.

•
Where any other portfolio manager conflict is identified with respect to a given proxy vote, the Proxy Committee will remove such vote from the conflicted portfolio manager and will itself consider and cast the vote.

Proxy Voting Information and Recordkeeping
Upon request to the Proxy Specialist, TCW provides proxy voting records to its clients. These records state how votes were cast on behalf of client accounts, whether a particular matter was proposed by the company or a shareholder, and whether or not TCW voted in line with management recommendations.
TCW or an Outside Service will keep records of the following items: (i) these Proxy Voting Guidelines and any other proxy voting procedures; (ii) proxy statements received regarding client securities (unless such statements are available on the SEC’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system); (iii) records of votes cast on behalf of clients (if maintained by an Outside Service, that Outside Service will provide copies of those records promptly upon request); (iv) records of written requests for proxy voting information and TCW’s response (whether a client’s request was oral or in writing); and (v) any documents prepared by TCW that were material to making a decision how to vote, or that memorialized the basis for the decision, including proxy overrides delivered to the Proxy Specialist and decisions of the Proxy Committee. Additionally, TCW or an Outside Service will maintain any documentation related to an identified material conflict of interest.
TCW or an Outside Service will maintain these records in an easily accessible place for at least five years from the end of the fiscal year during which the last entry was made on such record. For the most recent two years, TCW or an Outside Service will store such records at its principal office.
International Proxy Voting
While TCW utilizes these Proxy Voting Guidelines for both international and domestic portfolios and clients, there are some significant differences between voting U.S. company proxies and voting non-U.S. company proxies. For U.S. companies, it is relatively easy to vote proxies, as the proxies are automatically received and may be voted by mail or electronically.
For proxies of non-U.S. companies, although it is typically both difficult and costly to vote proxies, TCW will make every reasonable effort to vote such proxies.
Guidelines
The proxy voting decisions set forth below refer to proposals by company management except for the categories of “Shareholder Proposals” and “Social Issue Proposals.” The voting decisions in these latter two categories refer to proposals by outside shareholders.
Governance
•
For director and management nominees in uncontested elections

•
For management nominees in contested elections

•
For ratifying auditors, except against if the previous auditor was dismissed because of a disagreement with the company or if the non-audit services exceed 51% of fees

•
For routine management proposals

•
For amendments to the company’s certificate of incorporation or bylaws, except against if an amendment would have the effect of reducing shareholders’ rights

Capital Structure
•
For reasonable changes in authorized common stock

•
For the issuance of common stock or preferred stock, except against if the shares have voting rights superior to those of other common or preferred shareholders, as applicable

•
For approving the issuance or exercise of stock warrants

•
For authorizing preferred stock and making reasonable changes to authorized preferred stock, except against if the board has unlimited rights to set the terms and conditions of the shares

•
For amending or canceling a class or series of preferred stock

•
Against authorizing and for eliminating or amending dual or multiple classes of common stock

•
For a stock repurchase program

•
For a stock split

•
For a reverse stock split, except against if the company does not intend to proportionally reduce the number of authorized shares

Mergers and Restructuring
•
For mergers and restructurings, including recapitalization, bankruptcy restructurings, liquidations, reincorporating in a different state, leveraged buyout of the company, spinning off certain company operations or divisions, the sale of assets

•
Case-by-case on cumulative voting

Board of Directors
•
For limiting the liability of directors

•
For setting the board size

•
For allowing the directors to fill vacancies on the board without shareholder approval

•
Against giving the board the authority to set the size of the board as needed without shareholder approval

•
For a proposal regarding the removal of directors, except against if the proposal limits the removal of directors to cases where there is legal cause

Anti-Takeover Provisions
•
Against the concept of a classified board

•
Against the concept of a shareholder rights plan (poison pill)

•
Against eliminating or limiting shareholders’ right to call a special meeting

•
For restoring shareholders’ right to call a special meeting

•
Against eliminating or limiting shareholders’ right to act by written consent

•
For restoring shareholders’ right to act by written consent

•
Against establishing or maintaining a supermajority vote provision to (i) approve a merger or other business combination, (ii) change certain bylaw or charter provisions

•
Against expanding or clarifying the authority of the board of directors to consider factors other than the interests of shareholders in assessing a takeover bid

•
Against fair price provisions

•
For limiting the payment of greenmail

•
Against adopting advance notice requirements

•
Against opting into a state takeover statutory provision

Compensation
•
In favor of reasonable compensation and bonus plans proposed by management, including one-time stock options and deferred compensation plans

•
For adopting, amending or adding shares to a stock incentive, purchase or award plan for employees and non-employee directors, provided that outstanding common stock is not overly diluted

•
For limiting per-employee option awards

•
For extending the term of a stock incentive plan for employees

•
Refer on assuming stock incentive plans

•
With management on “say on pay” proposals

Shareholder Proposals
•
For requiring shareholder ratification of auditors

•
Against requiring the auditors to attend the annual meeting

•
Against limiting consulting by auditors

•
Against requiring the rotation of auditors

•
Against restoring preemptive rights

•
For asking the company to study sales, spin-offs, or other strategic alternatives

•
For asking the board to adopt confidential voting and independent tabulation of the proxy ballots

•
Against asking the company to refrain from counting abstentions and broker non-votes in vote tabulations

•
Against eliminating the company’s discretion to vote unmarked proxy ballots.

•
For providing equal access to the proxy materials for shareholders

•
Against making changes to board or chairman election, composition or eligibility requirements

•
Against changing the annual meeting location or date

•
For increasing disclosure regarding the board’s role in the development and monitoring of the company’s long-term strategic plan

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Against urging the creation of a shareholder committee

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Case-by-case on adopting cumulative voting

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Against making directors liable for acts or omissions that constitute a breach of fiduciary care resulting from a director’s gross negligence and/or reckless or willful neglect

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For repealing a classified board

•
Against asking the board to redeem or to allow shareholders to vote on a poison pill shareholder rights plan

•
Against supermajority provisions

•
Against repealing fair price provisions

•
For restoring shareholders’ right to call a special meeting or act by written consent

•
For limiting the board’s discretion to issue targeted share placements or requiring shareholder approval before such block placements can be made

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For seeking to force the company to opt out of a state takeover statutory provision

•
Against reincorporating the company in another state

•
For limiting greenmail payments

•
Against restricting executive or director compensation, but for reasonable enhanced disclosure of executive compensation

•
For banning or calling for a shareholder vote on future golden parachutes

•
Against seeking to award performance-based stock options

•
Against establishing a policy of expensing the costs of all future stock options issued by the company in the company’s annual income statement

•
Against requesting that future executive compensation be determined without regard to any pension fund income

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Against approving extra benefits under Supplemental Executive Retirement Plans (SERPs)

•
Against requiring option shares to be held

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For the creation of a compensation and a nominating committee

•
For increasing the independence of key committees

Social Issue Proposals
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For proposals that ask a company to review operations or impacts or disclosure activities or impacts, except against if the proposal calls for action beyond reporting

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Against proposals that ask the company to implement changes in procedure, including the development of social, economic, environmental or ethical criteria to govern contracts and production

Additional Information
A description of TCW’s policies and procedures relating to proxy voting and class actions can also be found in the firm’s Part 2A of Form ADV. A copy of TCW’s Form ADV is available to clients upon request to the Proxy Specialist.

NORTHERN TRUST INVESTMENTS, INC.
PROXY VOTING
The Trust, on behalf of the Funds, has delegated the voting of portfolio securities to Northern Trust Investments, Inc. (“NTI”) in its capacity as Subadviser. NTI has adopted its proprietary proxy voting policies (the “Northern Proxy Voting Policy”) for the voting of proxies on behalf of client accounts for which NTI has voting discretion. Under the Northern Proxy Voting Policy, shares are to be voted in the best interest of the Funds.
A Proxy Committee (“NTI’s Proxy Committee”), comprised of senior NTI investment and compliance officers, has adopted certain guidelines (the “Proxy Guidelines”) concerning various corporate governance issues. NTI’s Proxy Committee has the responsibility for the content, interpretation and application of the Proxy Guidelines and may apply these Proxy Guidelines with a measure of flexibility. NTI has retained an independent third party (the “Service Firm”) to review proxy proposals and to make voting recommendations to NTI’s Proxy Committee in a manner consistent with the Proxy Guidelines. NTI’s Proxy Committee will apply the Proxy Guidelines as discussed below to any such recommendation.
The Proxy Guidelines provide that the Proxy Committee will generally vote for or against various proxy proposals, usually based upon certain specified criteria. As an example, the Proxy Guidelines provide that the Proxy Committee will generally vote in favor of proposals to:
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Repeal existing classified boards and elect directors on an annual basis;

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Adopt a written majority voting or withhold policy (in situations in which a company has not previously adopted such a policy);

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Require that poison pill plans be submitted for shareholder ratification;

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Lower supermajority shareholder vote requirements for charter and bylaw amendments;

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Lower supermajority shareholder vote requirements for mergers and other business combinations;

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Increase common share authorizations for a stock split;

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Implement a reverse stock split;

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Approve an ESOP (employee stock ownership plan) or other broad based employee stock purchase or ownership plan, or increase authorized shares for existing plans;

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Adopt certain social and environmental issues regarding discrimination, disclosures of environmental impact, animal treatment and corporate sustainability, when appropriate;

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Request a report or assessment of the safety of a company’s operations and a company’s products and services and efforts to promote their safe use;

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Request increased disclosure of a company’s policies and procedures for managing and mitigating risks related to cyber security and data privacy; and

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Request that a company take reasonable steps to ensure that women and minority candidates are in the pool from which board nominees are chosen or that request that women and minority candidates are routinely sought as part of every search the company undertakes.

The Proxy Guidelines also provide that the Proxy Committee will generally vote against proposals to:
•
Elect director nominees that sit on more than four public company boards, or, if the nominee is a CEO, more than two public company boards;

•
Classify the board of directors;

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Ratify auditors and re-elect incumbent members of the Audit Committee if non-audit fees are excessive in relation to audit-related fees without adequate explanation;

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Adopt dual class exchange offers or dual class recapitalizations;

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Require a supermajority shareholder vote to approve mergers and other significant business combinations;

•
Require a supermajority shareholder vote to approve charter and bylaw amendments;

•
Support “other business” where shareholders do not have the opportunity to review and understand the details of the items to be considered; and

•
Eliminate, direct, or otherwise restrict charitable contributions.

Northern Trust generally supports the position of a company’s board of directors when voting on shareholder initiated social and environmental proposals that call on the company to adopt specific policies or practices that go beyond reporting. Although Northern Trust acknowledges that the economic and social considerations underlying such proposals are often closely intertwined, we believe that in most cases the management group and elected directors are best positioned to make corporate decisions on these proposals.

THOMPSON, SIEGEL & WALMSLEY LLC
PROXY VOTING
Policy
Thompson, Siegel & Walmsley LLC (“TSW”) has a fiduciary responsibility to its clients for voting proxies, where authorized, for portfolio securities consistent with the best economic interests of its clients. TSW maintains written policies and procedures as to the handling, research, voting and reporting of proxy voting and makes appropriate disclosures about our Firm’s proxy voting policies and practices in Form ADV Part 2A. In addition, we review our policies and practices no less than annually for adequacy; to make sure they have been implemented effectively, and to make sure they continue to be reasonably designed to ensure that proxies are voted in the best interests of our clients. Our policy and practice include the responsibility to monitor corporate actions and potential conflicts of interest, receive and vote client proxies, and make information available to clients about the voting of proxies for their portfolio securities while maintaining relevant and required records.
Background
Proxy voting is an important right of shareholders, and reasonable care and diligence should be undertaken to ensure that such rights are properly exercised.
Investment advisers registered with the SEC, and which exercise voting authority with respect to client securities, are required by Rule 206(4)-6 of the Advisers Act to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which should include how an adviser addresses material conflicts that may arise between an adviser’s interests and those of its clients; (b) disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (c) describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients; and (d) maintain certain records relating to the adviser’s proxy voting activities when the adviser does have proxy voting authority.
A related companion release by the SEC also adopted rule and form amendments under the Securities Act and Investment Company Act similar to the above which TSW complies with when acting as a sub-adviser to a mutual fund.
Responsibility
TSW’s Senior Compliance Officer (Proxy Coordinator) has the responsibility for the organization and monitoring of our Proxy Voting policy, practices, and recordkeeping. Implementation and disclosure, including outlining our voting guidelines in our procedures, is the responsibility of the CCO and Director of Operations. TSW has retained the services of a third-party provider, Institutional Shareholder Services, Inc. (“ISS”) to assist with the proxy process. ISS is a Registered Investment Adviser under the Advisers Act. It is a leading provider of proxy voting and corporate governance services. ISS provides TSW proxy proposal research and voting recommendations and votes proxies on TSW’s behalf in accordance with ISS’s standard voting guidelines. Those guidelines cover the following areas:
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Operational Issues

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Board of Directors

•
Proxy Contests

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Anti-takeover Defenses and Voting Related Issues

•
Mergers and Corporate Restructurings

•
State of Incorporation

•
Capital Structure

•
Executive & Director Compensation

■
Equity Compensation Plans
■
Specific Treatment of Certain Award Types in Equity Plan Evaluations

■
Other Compensation Proposals & Policies
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Shareholder Proposals on Compensation
•
Social/Environmental Issues

■
Consumer Issues and Public Safety
■
Environment and Energy
■
General Corporate Issues
■
Labor Standards and Human Rights
■
Military Business
■
Workplace Diversity
•
Mutual Fund Proxies

TSW generally believes that voting proxies in a manner that is favorable to a business’s long-term performance and valuation is in its clients’ best interests. However, a uniform voting policy may not be in the best interest of all clients. While TSW applies ISS’s standard policy guidelines to most clients, where appropriate we utilize ISS’s Taft-Hartley or Catholic policy guidelines to meet specific client requirements.
TSW’s Proxy Coordinator is responsible for monitoring ISS’s voting procedures on an ongoing basis. TSW’s general procedure regarding the voting of proxies is addressed below. For instances not directly addressed in this policy the Proxy Oversight Representative should act in accordance with the principles outlined in the SEC’s Guidance Regarding Proxy Voting Responsibilities of Investment Advisers issued in August 2019 and supplemental release in September 2020 in consultation with the Proxy Coordinator.
Procedure
TSW has adopted various procedures and internal controls to review, monitor and ensure the Firm’s Proxy Voting policy is observed, implemented properly and amended or updated, as appropriate, which include the following:
Voting Procedures
•
Upon timely receipt of proxy materials, ISS will automatically release vote instructions on client’s behalf as soon as custom research is completed. TSW retains authority to override the votes (before cut-off date) if TSW disagrees with the vote recommendation.

•
The Proxy Coordinator will monitor the voting process at ISS via ISS’s Proxy Exchange website (ISS’s online voting and research platform). Records of which accounts are voted, how accounts are voted, and how many shares are voted are kept electronically with ISS.

•
For proxies not received by ISS, TSW and ISS will make a best effort attempt to receive ballots from the clients’ custodian prior to the vote cut-off date.

•
TSW is responsible for account maintenance – opening and closing of accounts, transmission of holdings and account environment monitoring. ISS will email TSW Compliance personnel to get approval when closing an account that was not directed by TSW.

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The Manager of Research Operations (Proxy Oversight Representative) will keep abreast of any critical or exceptional events or events qualifying as a conflict of interest via ISS Proxy Exchange website and email.

•
Investment teams should keep the Manager of Research Operations and the Proxy Coordinator informed of material issues affecting pending or upcoming proxy votes. If the Manager of Research Operations and the Proxy Coordinator become aware of additional information that would reasonably be expected to affect TSW’s vote, then this information should be considered prior to voting.

•
TSW has the ability to override ISS recommended vote instructions and will do so if believed to be in the best interest of the client. All changes are documented and coordinated between the Proxy Oversight Representative and/or Proxy Coordinator and the Portfolio Manager and/or Research Analyst. Changes generally occur as a result of TSW’s communication with issuer management regarding matters pertaining to securities held when the issuer questions or disputes ISS’s voting recommendation.

All proxies are voted solely in the best interest of clients on a best efforts basis. Proactive communication takes place via regular meetings with ISS’s Client Relations team.
Disclosure
TSW will provide conspicuously displayed information in its Disclosure Document summarizing this Proxy Voting policy, including a statement that clients may request information regarding how TSW voted a client’s proxies, and that clients may request a copy of these policies and procedures.
See Form ADV, Part 2A – Item 17– Voting Client Securities
Client Requests for Information
•
All client requests for information regarding proxy votes, or policies and procedures, received by any associate should be forwarded to the Proxy Coordinator.

•
In response to any request, the Proxy Coordinator will prepare a response to the client with the information requested, and as applicable, will include the name of the issuer, the proposal voted upon, and how TSW voted the client’s proxy with respect to each proposal about which the client inquired.

Voting Guidelines
•
TSW has a fiduciary responsibility under ERISA to vote ERISA Plan proxies unless the Plan directs otherwise. TSW will vote proxies when directed by non-ERISA clients. In the absence of specific voting guidelines from the client and upon timely receipt of proxy materials from the custodian, TSW will vote proxies in the best interests of each particular client according to the recommended election of ISS. ISS’s policy is to vote all proxies from a specific issuer the same way for each client, absent qualifying restrictions from a client. Clients are permitted to place reasonable restrictions on TSW’s voting authority in the same manner that they may place such restrictions on the actual selection of account securities.

•
ISS will generally vote in favor of routine corporate housekeeping proposals such as the election of directors and selection of auditors absent conflicts of interest raised by auditors’ non-audit services.

•
ISS will generally vote against proposals that cause board members to become entrenched, reduce shareholder control over management or in some way diminish shareholders’ present or future value.

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In reviewing proposals, ISS will further consider the opinion of management and the effect on management, and the effect on shareholder value and the issuer’s business practices.

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A complete summary of ISS’s U.S. and International voting guidelines is available at: https://www.issgovernance.com/policy

Forensic Testing Procedures
•
No less than quarterly, TSW will review the ISS Proxy Exchange list of accounts voted to ensure all appropriate accounts are being voted. This will be performed by the Proxy Coordinator.

•
TSW will conduct periodic tests to review proxy voting records and the application of general voting guidelines, especially in circumstances such as corporate events (e.g., mergers and acquisition transactions, dissolutions, conversions, consolidations, etc.) or contested director elections. Any matter warranting additional, often issuer-specific review will be escalated to the Portfolio Manager and Research Analyst as needed.

•
TSW occasionally communicates directly with issuer management regarding matters pertaining to securities held in the portfolio when it questions or disputes ISS’s voting recommendation.

Conflicts of Interest
•
TSW will identify any conflicts that exist between the interests of the adviser and each client by reviewing the relationship of TSW with the issuer of each security to determine if TSW or any of its associates has any financial, business or personal relationship with the issuer.

•
If a material conflict of interest exists, the Proxy Coordinator will instruct ISS to vote using ISS’s standard policy guidelines which are derived independently from TSW.

•
TSW will maintain a record of the voting resolution of any conflict of interest.

•
ISS also maintains a Conflicts Policy which indicates how they address any potential conflicts of interest and is available at: https://www.issgovernance.com/compliance/due-diligence-materials

Practical Limitations Relating to Proxy Voting
TSW makes a best effort to vote proxies. In certain circumstances, it may be impractical or impossible for TSW to do so. Identifiable circumstances include:
•
Limited Value: Where TSW has concluded that to do so would have no identifiable economic benefit to the client-shareholder;

•
Unjustifiable Cost: When the costs of or disadvantages resulting from voting, in TSW’s judgment, outweigh the economic benefits of voting;

•
Securities Lending: If securities are on loan on the record date, the client lending the security is not eligible to vote the proxy. Because TSW generally is not aware of when a security is on loan, we will not likely have the opportunity to recall the security prior to the record date; and

•
Failure to receive proxy statements: TSW may not be able to vote proxies in connection with certain holdings, most frequently for foreign securities, if it does not receive the account’s proxy statement in time to vote the proxy.

Recordkeeping
TSW and/or ISS shall retain the following proxy records in accordance with the SEC’s five-year retention requirement:
•
These policies and procedures and any amendments;

•
Each proxy statement that ISS receives;

•
A record of each vote that ISS casts on behalf of TSW;

•
Any document ISS created that was material to making a decision regarding how to vote proxies, or that memorializes that decision; and

•
A copy of each client request for information on how ISS voted such client’s proxies (i.e., Vote Summary Report), and a copy of any response.

Due Diligence and Error Procedures
TSW will periodically perform due diligence on ISS, focusing on the following areas:
•
Adequacy of ISS’s staffing and personnel;

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Adequacy/robustness of ISS’s Policies and Procedures and review of their policies for conflict issues;

•
Adequacy of control environment and operational controls of ISS (i.e., SSAE 18);

•
Review of any specific conflicts ISS may have with regard to TSW;

•
Review of ISS for any business changes that may affect services provided to TSW; and

•
Review quarterly reporting package provided by ISS and enhance this package as necessary for any additional information that is needed.

TSW will take the following steps should there ever be an issue/error that occurs with regard to its proxy voting responsibilities:
•
Follow up with ISS to determine the cause of and the details surrounding the issue;

•
Report back to the affected client immediately with such details and how the issue will be resolved;

•
Put additional controls in place if necessary to prevent such issues from occurring in the future; and

•
Report back to the affected client with the final resolution and any remedial steps.

T. ROWE PRICE ASSOCIATES, INC. AND ITS INVESTMENT ADVISER AFFILIATES
PROXY VOTING POLICIES AND PROCEDURES
RESPONSIBILITY TO VOTE PROXIES
T. Rowe Price Associates, Inc., and its affiliated investment advisers (collectively, “T. Rowe Price”) recognize and adhere to the principle that one of the privileges of owning stock in a company is the right to vote in the election of the company’s directors and on matters affecting certain important aspects of the company’s structure and operations that are submitted to shareholder vote. The U.S.-registered investment companies which T. Rowe Price sponsors and serves as investment adviser (the “Price Funds”) as well as other investment advisory clients have delegated to T. Rowe Price certain proxy voting powers. As an investment adviser, T. Rowe Price has a fiduciary responsibility to such clients when exercising its voting authority with respect to securities held in their portfolios. T. Rowe Price reserves the right to decline to vote proxies in accordance with client-specific voting guidelines.
T. Rowe Price has adopted these Proxy Voting Policies and Procedures (“Policies and Procedures”) for the purpose of establishing formal policies and procedures for performing and documenting its fiduciary duty with regard to the voting of client proxies. This document is reviewed at least annually and updated as necessary.
Fiduciary Considerations. It is the policy of T. Rowe Price that decisions with respect to proxy issues will be made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company from the viewpoint of the particular advisory client or Price Fund. Proxies are voted solely in the interests of the client, Price Fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries. Our intent has always been to vote proxies, where possible to do so, in a manner consistent with our fiduciary obligations and responsibilities.
One of the primary factors T. Rowe Price considers when determining the desirability of investing in a particular company is the quality and depth of its management. We recognize that a company’s management is entrusted with the day-to-day operations of the company, as well as its long-term direction and strategic planning, subject to the oversight of the company’s board of directors. Accordingly, our proxy voting guidelines are not intended to substitute our judgment for management’s with respect to the company’s day-to-day operations. Rather, our proxy voting guidelines are designed to promote accountability of a company’s management and board of directors to its shareholders; to align the interests of management with those of shareholders; and to encourage companies to adopt best practices in terms of their corporate governance and disclosure. In addition to our proxy voting guidelines, we rely on a company’s public filings, its board recommendations, its track record, country-specific best practices codes, our research providers and – most importantly – our investment professionals’ views in making voting decisions.
T. Rowe Price seeks to vote all of its clients’ proxies. In certain circumstances, T. Rowe Price may determine that refraining from voting a proxy is in a client’s best interest, such as when the cost of voting outweighs the expected benefit to the client. For example, the practicalities and costs involved with international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance.
ADMINISTRATION OF POLICIES AND PROCEDURES
Environmental, Social and Governance Committee. T. Rowe Price’s Environmental, Social and Governance Committee (“ESG Committee”) is responsible for establishing positions with respect to corporate governance and other proxy issues. Certain delegated members of the ESG Committee also review questions and respond to inquiries from clients and mutual fund shareholders pertaining to proxy issues. While the ESG Committee sets voting guidelines and serves as a resource for T. Rowe Price portfolio management, it does not have proxy voting authority for any Price Fund or advisory client. Rather, voting authority and responsibility is held by the Chairperson of the Price Fund’s Investment Advisory Committee or the advisory client’s portfolio manager. The ESG Committee is also responsible for the oversight of third-party proxy services firms that T. Rowe Price engages to facilitate the proxy voting process.
Proxy Voting Team. The Proxy Voting team is responsible for administering the proxy voting process as set forth in the Policies and Procedures.
Governance Team. Our Governance team is responsible for reviewing the proxy agendas for all upcoming meetings and making company-specific recommendations to our global industry analysts and portfolio managers with regard to the voting decisions in their portfolios.

Responsible Investment Team. Our Responsible Investment team oversees the integration of environmental and social factors into our investment processes across asset classes. In formulating vote recommendations for matters of an environmental or social nature, the Governance team frequently consults with the appropriate sector analyst from the Responsible Investment team.
HOW PROXIES ARE REVIEWED, PROCESSED AND VOTED
In order to facilitate the proxy voting process, T. Rowe Price has retained Institutional Shareholder Services (“ISS”) as an expert in the proxy voting and corporate governance area. ISS specializes in providing a variety of fiduciary-level proxy advisory and voting services. These services include custom vote recommendations, research, vote execution, and reporting. Services provided by ISS do not include automated processing of votes on our behalf using the ISS Benchmark Policy recommendations. Instead, in order to reflect T. Rowe Price’s issue-by-issue voting guidelines as approved each year by the ESG Committee, ISS maintains and implements custom voting policies for the Price Funds and other advisory client accounts.
Meeting Notification
T. Rowe Price utilizes ISS’ voting agent services to notify us of upcoming shareholder meetings for portfolio companies held in client accounts and to transmit votes to the various custodian banks of our clients. ISS tracks and reconciles our clients’ holdings against incoming proxy ballots. If ballots do not arrive on time, ISS procures them from the appropriate custodian or proxy distribution agent. Meeting and record date information is updated daily and transmitted to T. Rowe Price through ProxyExchange, an ISS application.
Vote Determination
Each day, ISS delivers into T. Rowe Price’s customized ProxyExchange environment a comprehensive summary of upcoming meetings, proxy proposals, publications discussing key proxy voting issues, and custom vote recommendations to assist us with proxy research and processing. The final authority and responsibility for proxy voting decisions remains with T. Rowe Price. Decisions with respect to proxy matters are made primarily in light of the anticipated impact of the issue on the desirability of investing in the company from the perspective of our clients.
Portfolio managers execute their responsibility to vote proxies in different ways. Some have decided to vote their proxies generally in line with the guidelines as set by the ESG Committee. Others review the customized vote recommendations and approve them before the votes are cast. Portfolio managers have access to current reports summarizing all proxy votes in their client accounts. Portfolio managers who vote their proxies inconsistent with T. Rowe Price guidelines are required to document the rationale for their votes. The Proxy Voting team is responsible for maintaining this documentation and assuring that it adequately reflects the basis for any vote which is contrary to our proxy voting guidelines.
T. Rowe Price Voting Policies
Specific proxy voting guidelines have been adopted by the ESG Committee for all regularly occurring categories of management and shareholder proposals. A detailed set of proxy voting guidelines is available on the T. Rowe Price website, www.troweprice.com/esgpolicy.
Global Portfolio Companies
The ESG Committee has developed custom international proxy voting guidelines based on ISS’ general global policies, regional codes of corporate governance, and our own views as investors in these markets. ISS applies a two-tier approach to determining and applying global proxy voting policies. The first tier establishes baseline policy guidelines for the most fundamental issues, which span the corporate governance spectrum without regard to a company’s domicile. The second tier takes into account various idiosyncrasies of different countries, making allowances for standard market practices, as long as they do not violate the fundamental goals of good corporate governance. The goal is to enhance shareholder value through effective use of the shareholder franchise, recognizing that application of a single set of policies is not appropriate for all markets.
Fixed Income and Passively Managed Strategies
Proxy voting for our fixed income and indexed portfolios is administered by the Proxy Voting team using T. Rowe Price’s guidelines as set by the ESG Committee. Indexed strategies generally vote in line with the T. Rowe Price guidelines. Fixed income strategies generally follow the proxy vote determinations on security holdings held by our equity accounts unless the matter is specific to a particular fixed income security such as consents, restructurings, or reorganization proposals.
Shareblocking
Shareblocking is the practice in certain countries of “freezing” shares for trading purposes in order to vote proxies relating to those shares. In markets where shareblocking applies, the custodian or sub-custodian automatically freezes shares prior to a shareholder meeting once a proxy has been voted. T. Rowe Price’s policy is generally to refrain from voting shares in shareblocking countries unless the matter has compelling economic consequences that outweigh the loss of liquidity in the blocked shares.
Securities on Loan
The Price Funds and our institutional clients may participate in securities lending programs to generate income for their portfolios. Generally, the voting rights pass with the securities on loan; however, lending agreements give the lender the right to terminate the loan and pull back the loaned shares provided sufficient notice is given to the custodian bank in advance of the applicable deadline. T. Rowe Price’s policy is generally not to vote securities on loan unless we determine there is a material voting event that could affect the value of the loaned securities. In this event, we have the discretion to pull back the loaned securities in order to cast a vote at an upcoming shareholder meeting. A monthly monitoring process is in place to review securities on loan and how they may affect proxy voting.
Monitoring and Resolving Conflicts of Interest
The ESG Committee is also responsible for monitoring and resolving potential material conflicts between the interests of T. Rowe Price and those of its clients with respect to proxy voting. We have adopted safeguards to ensure that our proxy voting is not influenced by interests other than those of our fund shareholders and other investment advisory clients. While membership on the ESG Committee is diverse, it does not include individuals whose primary duties relate to client relationship management, marketing, or sales. Since T. Rowe Price’s voting guidelines are predetermined by the ESG Committee, application of the guidelines by portfolio managers to vote client proxies should in most instances adequately address any potential conflicts of interest. However, consistent with the terms of the Policies and Procedures, which allow portfolio managers to vote proxies opposite our general voting guidelines, the ESG Committee regularly reviews all such proxy votes that are inconsistent with the proxy voting guidelines to determine whether the portfolio manager’s voting rationale appears reasonable. The ESG Committee also assesses whether any business or other material relationships between T. Rowe Price and a portfolio company (unrelated to the ownership of the portfolio company’s securities) could have influenced an inconsistent vote on that company’s proxy. Issues raising potential conflicts of interest are referred to designated members of the ESG Committee for immediate resolution prior to the time T. Rowe Price casts its vote.
With respect to personal conflicts of interest, T. Rowe Price’s Code of Ethics and Conduct requires all employees to avoid placing themselves in a “compromising position” in which their interests may conflict with those of our clients and restrict their ability to engage in certain outside business activities. Portfolio managers or ESG Committee members with a personal conflict of interest regarding a particular proxy vote must recuse themselves and not participate in the voting decisions with respect to that proxy.
Specific Conflict of Interest Situations—Voting of T. Rowe Price Group, Inc. common stock (sym: TROW) by certain T. Rowe Price Index Funds will be done in all instances in accordance with T. Rowe Price voting guidelines and votes inconsistent with the guidelines will not be permitted. In the event that there is no previously established guideline for a specific voting issue appearing on the T. Rowe Price Group proxy, the Price Funds will abstain on that voting item. In addition, T. Rowe Price has voting authority for proxies of the holdings of certain Price Funds that invest in other Price Funds. In cases where the underlying fund of an investing Price Fund, including a fund-of-funds, holds a proxy vote, T. Rowe Price will mirror vote the fund shares held by the upper-tier fund in the same proportion as the votes cast by the shareholders of the underlying funds (other than the T. Rowe Price Reserve Investment Fund).
Limitations on Voting Proxies of Banks
T. Rowe Price has obtained relief from the U.S. Federal Reserve Board (the “FRB Relief”) which permits, subject to a number of conditions, T. Rowe Price to acquire in the aggregate on behalf of its clients, 10% or more of the total voting stock of a bank, bank holding company, savings and loan holding company or savings association (each a “Bank”), not to exceed a 15% aggregate beneficial ownership maximum in such Bank. One such condition affects the manner in which T. Rowe Price will vote its clients’ shares of a Bank in excess of 10% of the Bank’s total voting stock (“Excess Shares”). The FRB Relief requires that T. Rowe Price use its best efforts to vote the Excess Shares in the same proportion as all other shares voted, a practice generally referred to as “mirror voting,” or in the event that such efforts to mirror vote are unsuccessful, Excess Shares will not be voted. With respect to a shareholder vote for a Bank of which T. Rowe Price has aggregate beneficial ownership of greater than 10% on behalf of its clients, T. Rowe Price will determine which of its clients’ shares are Excess Shares on a pro rata basis across all of its clients’ portfolios for which T. Rowe Price has the power to vote proxies.
REPORTING, RECORD RETENTION AND OVERSIGHT
The ESG Committee, and certain personnel under the direction of the ESG Committee, perform the following oversight and assurance functions, among others, over T. Rowe Price’s proxy voting: (1) periodically samples proxy votes to ensure that they were cast in compliance with T. Rowe Price’s proxy voting guidelines; (2) reviews, no less frequently than annually, the adequacy of the Policies and Procedures to make sure that they have been implemented effectively, including whether they continue to be reasonably designed to ensure that proxies are voted in the best interests of our clients; (3) performs due diligence on whether a retained proxy advisory firm has the capacity and competency to adequately analyze proxy issues, including the adequacy and quality of the proxy advisory firm’s staffing and personnel and its policies; and (4) oversees any retained proxy advisory firms and their procedures regarding their capabilities to (i) produce proxy research that is based on current and accurate information and (ii) identify and address any conflicts of interest and any other considerations that we believe would be appropriate in considering the nature and quality of the services provided by the proxy advisory firm.
T. Rowe Price will furnish Vote Summary Reports, upon request, to its institutional clients that have delegated proxy voting authority. The report specifies the portfolio companies, meeting dates, proxy proposals, and votes which have been cast for the client during the period and the position taken with respect to each issue. Reports normally cover quarterly or annual periods and are provided to such clients upon request.
T. Rowe Price retains proxy solicitation materials, memoranda regarding votes cast in opposition to the position of a company’s management, and documentation on shares voted differently. In addition, any document which is material to a proxy voting decision such as the T. Rowe Price proxy voting guidelines, ESG Committee meeting materials, and other internal research relating to voting decisions are maintained in accordance with applicable requirements.
TRP 2021 Proxy Voting Policies and Procedures.doc
Updated: February 2021

WELLINGTON MANAGEMENT COMPANY LLP
GLOBAL PROXY POLICY AND PROCEDURES
Introduction
Wellington Management Company LLP (“Welllington Management”) has adopted and implemented policies and procedures that it believes are reasonably designed to ensure that proxies are voted in the best interests of clients for whom it exercises proxy-voting discretion.
Wellington Management’s Proxy Voting Guidelines (the “Guidelines”) set forth broad guidelines and positions on common proxy issues that Wellington Management uses in voting on proxies. In addition, Wellington Management also considers each proposal in the context of the issuer, industry and country or countries in which the issuer’s business is conducted. The Guidelines are not rigid rules and the merits of a particular proposal may cause Wellington Management to enter a vote that differs from the Guidelines. Wellington Management seeks to vote all proxies with the goal of increasing long-term client value and, while client investment strategies may differ, applying this common set of guidelines is consistent with the investment objective of achieving positive long-term investment performance for each client.
Statement of Policy
Wellington Management:
1)
Votes client proxies for which clients have affirmatively delegated proxy-voting authority, in writing, unless it has arranged in advance with the client to limit the circumstances in which it would exercise voting authority or determines that it is in the best interest of one or more clients to refrain from voting a given proxy.

2)
Votes all proxies in the best interests of the client for whom it is voting.

3)
Identifies and resolves all material proxy-related conflicts of interest between the firm and its clients in the best interests of the client.

Responsibility and Oversight
The Investment Research Group (“Investment Research”) monitors regulatory requirements with respect to proxy voting and works with the firm’s Legal and Compliance Group and the Investment Stewardship Committee to develop practices that implement those requirements. Investment Research also acts as a resource for portfolio managers and research analysts on proxy matters as needed. Day-to-day administration of the proxy voting process is the responsibility of Investment Research. The Investment Stewardship Committee is responsible for oversight of the implementation of the Global Proxy Policy and Procedures, review and approval of the Guidelines, identification and resolution of conflicts of interest, and for providing advice and guidance on specific proxy votes for individual issuers. The Investment Stewardship Committee reviews the Global Proxy Policy and Procedures annually.
Procedures
Use of Third-Party Voting Agent Wellington Management uses the services of a third-party voting agent for research, voting recommendations, and to manage the administrative aspects of proxy voting. The voting agent processes proxies for client accounts, casts votes based on the Guidelines and maintains records of proxies voted. Wellington Management complements the research received by its primary voting agent with research from another voting agent.
Receipt of Proxy If a client requests that Wellington Management votes proxies on its behalf, the client must instruct its custodian bank to deliver all relevant voting material to Wellington Management or its voting agent.
Reconciliation Each public security proxy received by electronic means is matched to the securities eligible to be voted and a reminder is sent to any custodian or trustee that has not forwarded the proxies as due. This reconciliation is performed at the ballot level. Although proxies received for private securities, as well as those received in non-electronic format, are voted as received, Wellington Management is not able to reconcile these ballots, nor does it notify custodians of non-receipt.

Research In addition to proprietary investment research undertaken by Wellington Management investment professionals, Investment Research conducts proxy research internally, and uses the resources of a number of external sources including third-party voting agents to keep abreast of developments in corporate governance and of current practices of specific companies.
Proxy Voting Following the reconciliation process, each proxy is compared against the Guidelines, and handled as follows:
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Generally, issues for which explicit proxy voting guidance is provided in the Guidelines (i.e., “For”, “Against”, “Abstain”) are voted in accordance with the Guidelines.

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Issues identified as “case-by-case” in the Guidelines are further reviewed by Investment Research. In certain circumstances, further input is needed, so the issues are forwarded to the relevant research analyst and/or portfolio manager(s) for their input.

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Absent a material conflict of interest, the portfolio manager has the authority to decide the final vote. Different portfolio managers holding the same securities may arrive at different voting conclusions for their clients’ proxies.

Wellington Management reviews a subset of the voting record to ensure that proxies are voted in accordance with these Global Proxy Policy and Procedures and the Guidelines; and ensures that documentation and reports, for clients and for internal purposes, relating to the voting of proxies are promptly and properly prepared and disseminated.
Material Conflict of Interest Identification and Resolution Processes Wellington Management’s broadly diversified client base and functional lines of responsibility serve to minimize the number of, but not prevent, material conflicts of interest it faces in voting proxies. Annually, the Investment Stewardship Committee sets standards for identifying material conflicts based on client, vendor, and lender relationships, and publishes those standards to individuals involved in the proxy voting process. In addition, the Investment Stewardship Committee encourages all personnel to contact Investment Research about apparent conflicts of interest, even if the apparent conflict does not meet the published materiality criteria. Apparent conflicts are reviewed by designated members of the Investment Stewardship Committee to determine if there is a conflict and if so whether the conflict is material.
If a proxy is identified as presenting a material conflict of interest, the matter must be reviewed by designated members of the Investment Stewardship Committee, who will resolve the conflict and direct the vote. In certain circumstances, the designated members may determine that the full Investment Stewardship Committee should convene.
Other Considerations
In certain instances, Wellington Management may be unable to vote or may determine not to vote a proxy on behalf of one or more clients. While not exhaustive, the following are potential instances in which a proxy vote might not be entered.
Securities Lending. In general, Wellington Management does not know when securities have been lent out pursuant to a client’s securities lending program and are therefore unavailable to be voted. Efforts to recall loaned securities are not always effective, but, in rare circumstances, Wellington Management may determine voting would outweigh the benefit to the client resulting from use of securities for lending and recommend that a client attempt to have its custodian recall the security to permit voting of related proxies.
Share Blocking and Re-registration. Certain countries impose trading restrictions or requirements regarding re-registration of securities held in omnibus accounts in order for shareholders to vote a proxy. The potential impact of such requirements is evaluated when determining whether to vote such proxies.
Lack of Adequate Information, Untimely Receipt of Proxy Materials, or Excessive Costs. Wellington Management may abstain from voting a proxy when the proxy statement or other available information is inadequate to allow for an informed vote, when the proxy materials are not delivered in a timely fashion or when, in Wellington Management’s judgment, the costs exceed the expected benefits to clients (such as when powers of attorney or consularization are required).

Additional Information
Wellington Management maintains records related to proxies pursuant to Rule 204-2 of the Investment Advisers Act of 1940 (the “Advisers Act”), the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and other applicable laws. In addition, Wellington Management discloses annually how it has exercised its voting rights for significant votes, as require by the EU Shareholder Rights Directive II (“SRD II”).
Wellington Management provides clients with a copy of its Global Proxy Policy and Procedures, including the Guidelines, upon written request. In addition, Wellington Management will provide specific client information relating to proxy voting to a client upon written request.
Dated: 1 September 2020

WELLINGTON MANAGEMENT COMPANY LLP
GLOBAL PROXY VOTING GUIDELINES
April 2020
Upon a client’s written request, Wellington Management Company LLP (“Wellington Management”) votes securities that are held in the client’s account in response to proxies solicited by the issuers of such securities. These guidelines are based on Wellington Management’s fiduciary obligation to act in the best interest of its clients as shareholders. Hence, Wellington Management examines and votes each proposal so that the long-term effect of the vote will ultimately increase shareholder value for our clients. Because ethical considerations can have an impact on the long- term value of assets, our voting practices are also attentive to these issues, and votes will be cast against unlawful and unethical activity. Further, Wellington Management’s experience in voting proposals has shown that similar proposals often have different consequences for different companies.
Moreover, while these Global Proxy Voting Guidelines are written to apply globally, differences in local practice and law make universal application impractical. Therefore, each proposal is evaluated on its merits, considering its effects on the specific company in question and on the company within its industry. It should be noted that the following are guidelines, and not rigid rules, and Wellington Management reserves the right in all cases to vote contrary to guidelines where doing so is judged to represent the best interest of its clients.
Our approach to stewardship
The goal of our stewardship activities — engaging with companies and voting proxies on our clients’ behalf — is to support decisions that we believe will maximize the long-term value of securities we hold in client portfolios. The mechanisms we use to implement our stewardship activities vary by asset class. Engagement applies to all our investments across equity and credit, in both private and public markets. Proxy voting applies only to public equities.
In addition to our extensive research on sustainable investing, we partner with leading organizations to educate ourselves and provide leadership on asset management perspectives relevant to our stewardship activities. These include the Principles of Responsible Investment (PRI), Ceres, the Global Impact Investing Network (GIIN), Toniic, and the UN Sustainable Development Goals.
We are signatories and members of the following stewardship codes and industry initiatives: UK Stewardship Code, Japan Stewardship Code, Hong Kong Principles of Responsible Ownership, Investor Stewardship Group (US), the International Corporate Governance Network, the Asian Corporate Governance Association, the Investor Forum (UK), the Task Force for Climate-Related Financial Disclosure (TCFD), ClimateAction100+, the Transition Pathway Initiative, CDP (formerly Carbon Disclosure Project), the PRI Statement on ESG in credit ratings, and GRESB.
Asset manager stewardship extends beyond consideration of ESG issues to any area that may affect the long-term sustainability of an investment. While the objectives of ESG integration could be limited to risk mitigation and sustainable value assessment, stewardship’s aim is sustainable value creation. In our view, this can be accomplished by monitoring company behavior, engaging with boards and management teams, and voting proxies. These activities have long been part of Wellington’s investment ethos, so we embrace the industry’s heightened focus on stewardship.
Engagement
Direct engagement with company management on strategy, financial performance and risk, capital structure, and ESG considerations, is central to our investment process and is coordinated with voting in our stewardship practices. Direct, persistent contact with company management and boards of directors, both in our offices and with on-site company visits, informs a substantial portion of our company research. Our investors host more than 10,000 company meetings around the world each year. Maintaining this ongoing dialogue is central to how we implement our stewardship responsibilities and informs the investment decisions we make on behalf of our clients.
Prioritization of stewardship activities is a bottom-up process that requires numerous inputs, including level of ownership and materiality of industry- and company-specific risks. Through engagement we seek to gain differentiated insights, develop productive ongoing dialogue, and impact company behavior. In addition to the objectives established for specific company engagements, the ESG Research Team annually sets stewardship priorities relevant across companies and sectors for the coming year.

As a large firm that has been investing in nearly all sectors of the global securities markets for decades, we have ongoing, direct access to company management. Give the number of meetings we conduct, the breadth of our contacts, and the quality of discourse we require, this degree of access is invaluable. We prefer to engage privately with investee companies, which encourages an open, constructive, lasting dialogue. We seek to ensure that companies are acting in the best interest of their capital providers, in the same way we are responsible for acting in the best interest of our clients.
We take a multidisciplinary approach in our engagement process, including perspectives from equity, industry, fixed income, and ESG analysts for a richer dialogue. Our company meetings are open to all interested investment personnel. Our central-research collaboration platform and other forums, such as our daily Morning Meeting, facilitate insight and information sharing. Diversity of perspectives is a key strength of our model, as it encourages debate, which can ultimately help reinforce conviction in investment decisions.
Cultivating relationships with other asset management firms, academia, and broader industry organizations allows us to share insights on corporate governance trends and local market considerations. Whenever permissible under applicable laws and regulations we may communicate with other firms to reach an outcome that is in our clients’ best interest. We also speak with business partners, employee representatives, suppliers, and nongovernmental organizations, where this dialogue may provide incremental insight into how a company considers its various stakeholders.
Board engagement
We believe meeting directly with corporate boards can enhance discussions about long-term material ESG issues, complement our ongoing conversations with management teams, and help us assess a board’s effectiveness — which is challenging to do using company disclosures alone. We believe this ongoing dialogue benefits board members as well. Engagement with active managers provides an opportunity for directors to ask questions, gain market insights, and hear how the company compares with peers. Questions from investors often signal emerging areas of emphasis for a company. We view it as a missed opportunity and negative signal when directors appear defensive or dismissive of external perspectives. We believe continuous dialogue with investors can help ensure honest feedback and foster trust and transparency, which may enable both parties to anticipate and manage potential issues.
Please see Wellington’s Engagement Policy for more information.
Our approach to voting
We vote proxies in what we consider to be the best interests of our clients as shareholders and in a manner that we believe maximizes the value of their holdings. Our approach to voting is investment-led and serves as an influential component of our engagement and escalation strategy. We prefer that clients delegate voting responsibility to their portfolio managers. The Investment Stewardship Committee, a cross-functional group of experienced professionals, establishes Wellington Management’s Proxy Voting Guidelines.
The ESG Research Team examines proxy proposals on their merits and recommends voting against proposals that we believe would have a negative effect on shareholder rights or the current or future market value of the company’s securities. This team also provides recommendations to each portfolio manager who makes the final decision for their client portfolios, absent a material conflict of interest. Consistent with our community-of-boutiques model, portfolio managers occasionally arrive at different voting conclusions for their clients, resulting in a split decision for the same security. This robust set of voting procedures and the deliberation that occurs prior to a vote decision are aligned with our role as active owners and fiduciaries for our clients.
Voting guidelines
Board composition and role of directors
We believe that shareholders’ ability to elect directors annually is an important shareholder right. While we generally support management nominees, we will withhold votes for any director who acts against shareholders’ best economic interests. We may also withhold votes from directors who fail to implement shareholder proposals that have received majority support, implement poison pills without shareholder approval, fail to attend at least 75% of scheduled board meetings, or serve on an excessive number of public company boards (see Director attendance and commitment below). We support proposals to declassify a board and enable annual director elections.
In our assessment of board effectiveness, we seek to understand how the board collaborates with management and delineates responsibilities. This is why direct engagement with board members is such an important part of our investment process. We look for indications that directors foster healthy debate in the boardroom, develop constructive relationships with management, and challenge the team when appropriate. Where we see opportunities for improvement, we use these discussions to provide feedback and explain how changes we suggest can benefit our clients, the ultimate owner of the company’s securities.
We do not have specific voting policies relating to director age or tenure. We prefer to take a holistic view, evaluating whether the company is balancing the perspectives of new directors with the institutional knowledge of longer-serving board members. Succession planning is a key topic during many of our board engagements. Companies in certain markets are governed by multi-tiered boards, with each tier having different responsibilities. We hold supervisory board members to similar standards, subject to prevailing local governance best practices.
Board independence
In our view, boards can best represent shareholders when enough directors are present to challenge and counsel management. We believe that most board members should be independent, as defined by the local market regulatory authority. This is particularly true of audit, compensation, and nominating committees.
At times, we may withhold approval for non-independent directors or those responsible for the board composition. We typically vote in support of shareholder proposals calling for independence. To determine appropriate minimum levels of board independence, we look to the prevailing market best practices; two-thirds in the US, for example, and majority in the UK and France. In Japan, we will consider voting against the board chair (or most senior executive on the ballot) in cases where the board — including statutory auditors — is less than one-third independent.
Because boards are responsible for overseeing execution, evaluating and compensating top management, and coordinating CEO succession, we believe that having an independent chair is the preferred structure for board leadership. Having an independent chair avoids the inherent conflict of self-oversight and helps ensure robust debate and diversity of thought in the boardroom. We will generally support management proposals to separate the chair and CEO or establish a lead director, but we take a case-by-case approach in assessing corporate leadership structures. For example, we may support the involvement of an outgoing CEO as executive chair for a limited period to ensure a smooth transition to new management. However, after the transition, we expect the board to appoint an independent chair and account for separate roles in succession planning. Through engagement and voting, we continue to encourage boards to signal the importance of oversight on behalf of shareholders through the adoption of this leadership structure.
Board diversity
We believe boards that reflect a wide range of perspectives create shareholder value. Diverse boardrooms help companies make better strategic decisions and navigate increasingly complex issues, including geopolitical risks, regulatory intricacies, disruptive technologies, and shareholder activism.
We encourage companies to consider the widest possible pool of skilled candidates. We think it is not in shareholders’ best interests for the full board to be comprised of directors from the same industry, gender, race, nationality, or ethnic group. Though we understand that gender is just one of many facets of diversity, we focus our voting policy on gender diversity because it is easily measured and governance standards for gender diversity already exist in several markets. We address other aspects of diversity through our engagements with companies. While some industries have a relatively small number of women and other diverse executives in senior roles, we are generally unpersuaded by the contention that a board cannot find any qualified diverse directors.
We reserve the right to vote against the reelection of the nomination and/or governance Chair if we think a board is not meeting local market standards from a diversity perspective. In defining the market standard, we refer to quotas established by local governance codes, which exist in many European markets. In the US, we look for at least one female on the board in the US as a minimum standard. If the Nomination and/or Governance Chair is not up for reelection, we may vote against other committee members, including the Board Chair.
Director attendance and commitment
We consider attending at least 75% of board meetings to be a minimum requirement and may vote against directors who fall below that threshold. We also expect directors to have the time and energy to fully commit to the company and fulfill their board-related responsibilities. Our internal voting guidelines define professional directors as “over- boarded” when serving on five or more public company boards; and public company executives when serving on three or more public company boards, including their own. Representation on boards of affiliate or subsidiary public companies do not count toward these thresholds, as we recognize that these are extensions of the directorship on the parent company board. We may make exceptions to this approach to accommodate prevailing market standards. We may also consider a director’s role on the board in assessing his or her overall commitments. For example, we would look less favorably on a director serving as chair of multiple audit committees given the time commitment required by this role.
Majority vote on election of directors
Because we believe the election of directors by a majority of votes cast is the appropriate standard, we will generally support proposals that seek to adopt such a standard. Our support will typically extend to situations where the relevant company has an existing resignation policy for directors that receive a majority of “withhold” votes. We believe majority voting should be defined in the company’s charter and not simply in its corporate governance policy.
Generally, we will not support proposals that fail to provide for the exceptional use of a plurality standard in the case of contested elections. Further, we will not support proposals that seek to adopt a standard of majority of votes outstanding (total votes eligible as opposed to votes cast). We likely will support shareholder and management proposals to remove existing supermajority vote requirements.
Contested director elections
We approach contested director elections on a case-by-case basis, considering the specific circumstances of each situation to determine what we believe to be in the best interest of our clients. In each case, we welcome the opportunity to engage with both the company and the proponent to ensure that we understand both perspectives and are making an informed decision on our clients’ behalf.
Compensation
Executive compensation plans establish the incentive structure that plays a role in strategy-setting, decision-making, and risk management. While design and structure vary widely, we believe the most effective compensation plans attract and retain high caliber executives, foster a culture of performance and accountability, and align management’s interests with those of long-term shareholders.
Due to each company’s unique circumstances and wide range of plan structures, Wellington determines support for a compensation plan on a case-by-case basis. We support plans that we believe lead to long-term value creation for our clients. We may also support poorly structured plans where we have seen some improvement, recognizing compensation committees’ willingness to engage with shareholder and implement recommendations that enhance the plan. We support the right to vote on compensation plans annually.
In evaluating compensation plans, we consider the following attributes in the context of the company’s business, size, industry, and geographic location:
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Alignment — We believe in pay-for-performance and encourage plan structures that align executive compensation with shareholder experience. We compare total compensation to performance metrics on an absolute and relative basis over various timeframes, and we look for strong positive correlation. To ensure shareholder alignment, executives should maintain meaningful equity ownership in the company while they are employed, and for a period thereafter.

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Transparency — We expect compensation committees to articulate the decision-making process and rationale behind the plan structure, and to provide adequate disclosure so shareholders can evaluate actual compensation relative to the committee’s intentions. Disclosure should include how metrics, targets, and timeframes are chosen, and detail desired outcomes. We also seek to understand how the compensation committee determines the target level of compensation and constructs the peer group for benchmarking purposes.

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Structure — The plan should be clear and comprehensible. We look for a mix of cash versus equity, fixed versus variable, and short- versus long-term pay that incentivizes appropriate risk-taking and aligns with industry practice. Performance targets should be achievable but rigorous, and equity awards should be subject to performance and/or vesting periods of at least three years, to discourage executives from managing the business with a near-term focus. Unless otherwise specified by local market regulators, performance-based compensation should be based primarily on quantitative financial and non-financial criteria such as ESG-related criteria.

There is scope, however, for qualitative criteria related to strategic, individual, or ESG goals, that are critical to the business. Qualitative goals may be acceptable if a compensation committee has demonstrated a fair and consistent approach to evaluating qualitative performance and applying discretion over time.
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Accountability — Compensation committees should be able to use discretion, positive and negative, to ensure compensation aligns with performance, and provide a cogent explanation to shareholders. We generally oppose one-time awards aimed at retention or achieving a pre-determined goal. Barring an extenuating circumstance, we view retesting provisions unfavorably.

We seek to establish mutually beneficial dialogues with companies regarding their compensation policies. Where we see opportunities for improvement, we provide feedback and explain how the suggestions can benefit our clients. We use voting, an extension of our engagement efforts, to convey our views and drive change, if necessary. We expect compensation committees to respond to shareholder engagement and voting outcomes, and to disclose how these external perspectives are considered in the committee’s decisions.
Approving equity incentive plans
A well-designed equity incentive plan facilitates the alignment of interests of long-term shareholders, management, employees, and directors. We evaluate equity-based compensation plans on a case-by-case basis, considering projected plan costs, plan features, and grant practices. We reconsider our support for a plan if we believe these factors, on balance, are not in the best interest of shareholders. Specific items of concern may include excessive cost or dilution, unfavorable change-in-control features, insufficient performance conditions, holding/vesting periods, or stock ownership requirements, repricing stock options/stock appreciate rights (SARs) without prior shareholder approval, or automatic share replenishment (an “evergreen” feature).
Employee stock purchase plans
We generally support employee stock purchase plans, as they may align employees’ interests with those of shareholders. That said, we typically vote against plans that do not offer shares to a broad group of employees (e.g. if only executives can participate) or plans that offer shares at a significant discount.
Non-executive director compensation
Finding highly qualified individuals that bring unique skillsets to a board is not easy. When a potential fit is found, we want companies to be able to compensate a director competitively. We understand that excessive compensation may undermine a director’s independence, however, so we expect companies to strike this balance accordingly.
We expect companies to disclose non-executive director compensation. We prefer the use of an annual retainer or fee, delivered as cash, equity, or a combination. We do not believe non-executive directors should receive performance-based compensation, as this creates a potential conflict of interest. Non-executive directors oversee executive compensation plans; their objectivity is compromised if they design a plan that they also participate in.
Severance arrangements
We will oppose excessively generous arrangements but may support agreements that encourage management to negotiate in shareholders’ best interest. Because we believe severance arrangements require special scrutiny, we generally support proposals calling for shareholder ratification. We are also mindful of the board’s need for flexibility in recruitment and retention; therefore, we will oppose limitations on board compensation where respect for industry practice and reasonable overall levels of compensation have been demonstrated.
Clawback policies
We believe companies should be able to recoup incentive compensation from members of management who received awards based on fraudulent activities, accounting misstatements, or breaches in standards of conduct that lead to corporate reputational damage. Consequently, we may support shareholder proposals requesting that a company establish a clawback provision if existing policies do not cover these circumstances. We also support proposals seeking greater transparency about the application of clawback policies.
Audit quality and oversight
Scrutiny of auditors, particularly audit quality and oversight, has been increasing. The Big Four global audit firms currently control the market but face minimal regulation. In the UK, recent corporate audit failures have increased regulatory pressures, leading to proposed rules such as mandating joint audits and operational splits. While scrutiny in the US is less intense and regulation is less likely in the near term, in our view, regulatory boards, including the SEC and Public Company Accounting Oversight Board (PCAOB) are becoming more active. When we assess financial statement reporting and audit quality, we will generally support management’s choice of auditors, unless the auditors have demonstrated failure to act in shareholders’ best economic interest. We also pay close attention to the non-audit services provided by auditors and consider the potential for the revenue from those services to create conflicts of interest that could compromise the integrity of financial statement audits.
Shareholder voting rights
Shareholder rights plans
Also known as poison pills, these plans can enable boards of directors to negotiate higher takeover prices on behalf of shareholders. Such plans also may be misused, however, as a means of entrenching management. Consequently, we may support plans that include a shareholder approval requirement, a sunset provision, or a permitted bid feature (e.g., bids that are made for all shares and demonstrate evidence of financing must be submitted to a shareholder vote). Because boards generally have the authority to adopt shareholder rights plans without shareholder approval, we are equally vigilant in our assessment of requests for authorization of blank-check preferred shares (see below).
Multiple voting rights
More companies choose to go public with a dual-class share structure, a controversial practice that can raise governance and performance concerns. In our view, dual-class shares are problematic because of the misalignment they can create between shareholders’ economic stake and their voting power, and for the control they often give a small number of insiders who may make decisions that are not in the interests of all shareholders. Index providers’ actions to address this issue and encourage one share, one vote structures could have significant implications for investors, but we believe these can be mitigated by active management and thoughtful stewardship.
We believe sunset clauses are a reasonable compromise between founders seeking to defend against takeover attempts in pivotal early years, and shareholders demanding a mechanism for holding management accountable, especially in the event of leadership changes. The Council of Institutional Investors, a nonprofit association of pension funds, endowments, and foundations, recommends that newly public companies that adopt structures with unequal voting rights do away with the structure within three to five years.
Without a sunset clause, we would prefer that a company eliminate a dual-class share structure, as shareholders’ voting power should be reflected by their economic stake in a company. Similarly, we generally do not support the introduction of loyalty shares, which grant increased voting rights to investors who hold shares over multiple years, because they create misalignment of voting power and economic interest.
Proxy access
We believe shareholders should have the right to nominate director candidates on management’s proxy card. We will generally support shareholder proposals seeking proxy access unless current policy is in-line with market norms.
Special meeting rights
We believe the right to call a special meeting is a shareholder right, and we will support such proposals at companies that lack a special-meeting ownership threshold. We also will support proposals lowering thresholds not in-line with market norms. If shareholders are granted the right to call special meetings, we generally do not support written consent.
Mergers and acquisitions
We approach votes to approve mergers and acquisitions on a case-by-case basis, considering the specific circumstances of each proposal to determine what we believe to be in the best interest of our clients. In conducting our assessment, equity and ESG analysts collaborate to analyze the fundamental and governance implications, if applicable, to advise portfolio managers in their vote decisions.
Capital structure and capital allocation

Increases in authorized common stock
We generally support requests for increases up to 100% of the shares currently authorized. Exceptions will be made when the company has clearly articulated a reasonable need for a greater increase. Conversely, at companies trading in less liquid markets, we may impose a lower threshold. When companies seek to issue shares without preemptive rights, we consider potential dilution and generally support requests when dilution is below 20%. For issuance with preemptive rights, we review on a case-by-case basis, considering the size of issuance relative to peers.
Capital allocation (Japan)
Because poor capital stewardship has led to a lack of shareholder value creation in some Japanese companies, we have begun to hold board chairs accountable for persistently low returns on equity (ROE), using a five-year average ROE of below 5% as a guide. Our assessment of a company’s capital stewardship complements our assessment of board effectiveness without dictating specific capital allocation decisions. We may make exceptions where ROE is improving, where a long-cycle business warrants a different standard, or where new management is in place and we feel they shouldn’t be punished for the past CEO/Chair’s record.
Environmental and social issues
Consistent with our ESG integration philosophy, we assess portfolio companies’ performance on environmental and social issues we deem to be material to long-term financial performance, and we support shareholder proposals where we think doing so can encourage improvement on relevant issues. We evaluate shareholder proposals related to environmental and social issues on a case-by-case basis, and we expect portfolio companies to comply with applicable laws and regulations with regards to environmental and social standards. We consider the spirit of the proposal, not just the letter, and generally support proposals addressing material issues even when management has been responsive to our engagement on the issue. In this way, we seek to align our voting with our engagement activities. If our views differ from any specific suggestions in the proposals, we will provide clarification via direct engagement.
Climate change
As an asset manager entrusted with investing on our clients’ behalf, we aim to assess, monitor, and manage the potential effects of climate change on our investment processes and portfolios, as well as on our business operations. As supporters of the Task Force on Climate-related Financial Disclosures (TCFD) recommendations, we actively engage with portfolio companies to encourage adoption. We believe that climate change poses a material risk across sectors and geographies, so understanding how companies are assessing and managing climate risk is key to making informed investment decisions for our clients. For this reason, we generally support shareholder proposals asking for improved disclosure on climate risk management and we expect to support those that request alignment of business strategies with the Paris Agreement or similar language. We also generally support proposals asking for board oversight of political contributions and lobbying activities or those asking for improved disclosures where material inconsistencies in reporting and strategy may exist, especially as it relates to climate strategy.
We have been pleased to see rising adoption of the TCFD framework in response to shareholder recommendations. Reporting on climate readiness will help stakeholders understand companies’ willingness and ability to adapt to or mitigate climate-related risks. However, so far, many disclosures have been incomplete. Most make scant mention of the physical risks posed to their business by a changing climate. We will continue focus our stewardship activities in this area, and we are encouraging companies to provide more detail.
To help us do this, are leveraging findings from our collaborative initiative with Woods Hole Research Center (WHRC), the world’s leading independent climate research organization, and established disclosure guidance to help companies improve their physical risk disclosures. We believe integrating the work of WHRC’s climate scientists and our investment research teams enables us to ask nuanced questions about specific physical risks and more accurately test climate-risk assumptions embedded in companies’ strategies. By narrowing our engagement dialogue to address relevant threats, we believe we can encourage companies to take early action to address these threats, potentially improving long-term investment outcomes for shareholders.

Corporate culture, human capital, and diversity & inclusion
The ability to perpetuate a strong, inclusive culture; align management incentives accordingly; and incorporate employee feedback contributes to a company’s competitive position. Since culture is challenging to assess from the outside, we examine a company’s holistic approach. For example, we evaluate whether a company has a well- articulated culture statement and talent development strategy. To us, these efforts suggest that a company appreciates culture and talent as competitive advantages that can drive long-term value creation. It also sends a strong message when management compensation is linked, when appropriate, to employee satisfaction. If the company conducts regular employee engagement surveys, we look for leadership to disclose the results — both positive and negative — so we can monitor patterns and hold them accountable for implementing changes based on the feedback they receive, we consider workplace locations and how a company balances attracting talent with the costs of operating in desirable cities.
Understanding how a company cultivates its human capital is integral to our assessment of culture. In our view, attracting and retaining talent can create a competitive long-term advantage for any company. These efforts may take time to implement and realize results, but we maintain that a deliberate human capital management strategy should foster a collaborative, productive workplace in which all talent can thrive. Companies that invest in and cultivate human capital are well-positioned to realize a competitive advantage and deliver better business outcomes.
As part of our focus on human capital, diversity and inclusion is an ongoing engagement issue. We seek to better understand how and to what extent a company’s approach to diversity is integrated with talent management at all levels. A sound long-term plan holds more weight than a company’s current demographics, so we look for a demonstrable diversity and inclusion strategy that seeks to improve metrics over time and align management incentives accordingly. Understanding gender pay equity is often part of our assessment, and we may support proposals asking for improved transparency.
We believe diversity among directors, leaders, and employees contributes positively to shareholder value by imbuing a company with myriad perspectives that help it better navigate complex challenges. A strong culture of diversity and inclusion begins in the boardroom. In recent years we have targeted US companies with male-only boards for proactive engagement on diversity and have seen many companies improve the diversity of their boards as a result. From 2020, we will vote against Nominating & Governance Committee Chairs at companies where the composition of the board continues to lag market standards or best practice.
Stakeholders and risk management
In our assessment of social risks, we pay attention to how companies treat a key stakeholder: their workforce. We look for signs of constructive labor relations if employees are unionized, and a focus on key employee concerns, such as safe working conditions and competitive compensation.
In recent years, discourse on opioids, firearms, and sexual harassment has put the potential for social externalities — the negative effects that companies can have on society through their products, cultures, or policies — into sharp focus. These nuanced, often misunderstood issues can affect the value of corporate securities. Today, these are no longer just shareholder concerns; companies need to consider the opinions and actions of broader stakeholder constituencies, including employees, customers, and the public.
In our engagement with companies facing these risks, we encourage companies to disclose risk management strategies that acknowledge their societal impacts. When a company faces litigation or negative press, we inquire about lessons learned and request evidence of substantive changes that aim to prevent recurrence and mitigate downside risk. In these cases, we may also support proposals requesting enhanced disclosure on actions taken by management.
Human rights
Following the 2015 passage of the UK’s Modern Slavery Act, a handful of countries have passed laws requiring companies to report on how they are addressing risks related to human rights abuses in their global supply chains. Starting in late 2020, Australia’s newest regulation will also require asset owners to report on these risks in their portfolios. While human rights have been a part of our research and engagement in this context, we seek to assess companies’ exposures to these risks, determine the sectors for which this risk is most material (highest possibility of supply-chain exposure), enhance our own engagement questions, and potentially work with external data providers to gain insights on specific companies or industries. We may also support proposals requesting enhanced disclosure on companies’ approach to mitigating the risk of human rights violations in their business.

Cybersecurity
Robust cybersecurity practices are imperative for maintaining customer trust, preserving brand strength, and mitigating regulatory risk. Companies that fail to strengthen their cybersecurity platforms may end up bearing large costs. Through engagement, we aim to compare companies’ approaches to cyber threats, regardless of region or sector, to distinguish businesses that lag from those that are better prepared.
Conclusion
At Wellington, stewardship is a core part of how we deliver on our goal of maximizing the long-term value of the investments we make on behalf of our clients. In order to be the best possible stewards of that capital we engage meaningfully and continuously with our investee companies and do so with a multifaceted approach that brings our collective expertise to bear across financial, industry, credit, and ESG analysis. We look forward to continuing to engage with the management teams and directors of the companies we invest in as we seek to help them build long- term, sustainable value in their enterprises.

APPENDIX C—ADDITIONAL PORTFOLIO MANAGER INFORMATION
AllianceBernstein L.P.
The portfolio managers of MML Small/Mid Cap Value are James W. MacGregor and Erik A. Turenchalk.
Other Accounts Managed:
	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
James W. MacGregor
Registered investment companies**	19	$6,921 million	0	$0
Other pooled investment vehicles	37	$1,420 million	0	$0
Other accounts	49	$2,899 million	0	$0
Erik A. Turenchalk
Registered investment companies**	17	$6,868 million	0	$0
Other pooled investment vehicles	36	$1,244 million	0	$0
Other accounts	47	$2,846 million	0	$0

*
The information provided is as of December 31, 2020.

**
Does not include MML Small/Mid Cap Value.

Ownership of Securities:
As of December 31, 2020, the portfolio managers did not own any shares of MML Small/Mid Cap Value.
Conflicts of Interest:
As an investment adviser and fiduciary, AllianceBernstein owes its clients and shareholders an undivided duty of loyalty. AllianceBernstein recognizes that conflicts of interest are inherent in its business and accordingly has developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AllianceBernstein Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. AllianceBernstein places the interests of its clients first and expects all of its employees to meet their fiduciary duties.
Employee Personal Trading
AllianceBernstein has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of AllianceBernstein own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, AllianceBernstein permits its employees to engage in personal securities transactions, and also allows them to acquire investments in the AllianceBernstein Mutual Funds. AllianceBernstein’s Code of Business Conduct and Ethics requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by AllianceBernstein. The Code also requires preclearance of all securities transactions and imposes a 60 day holding period for securities purchased by employees to discourage short-term trading.

Managing Multiple Accounts for Multiple Clients
AllianceBernstein has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, AllianceBernstein’s policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. No investment professional that manages client accounts carrying performance fees is compensated directly or specifically for the performance of those accounts. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is not tied specifically to the performance of any particular client’s account, nor is it directly tied to the level or change in level of assets under management.
Allocating Investment Opportunities
AllianceBernstein has policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The investment professionals at AllianceBernstein routinely are required to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.
AllianceBernstein’s procedures are also designed to address potential conflicts of interest that may arise when AllianceBernstein has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which AllianceBernstein could share in investment gains.
To address these conflicts of interest, AllianceBernstein’s policies and procedures require, among other things, the prompt dissemination to investment professionals of any initial or changed investment recommendations by analysts; the aggregation of orders to facilitate best execution for all accounts; price averaging for all aggregated orders; objective allocation for limited investment opportunities (e.g., on a rotational basis) to ensure fair and equitable allocation among accounts; and limitations on short sales of securities. These procedures also require documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account.
Compensation:
The discussion below describes the portfolio managers’ compensation as of December 31, 2020.
AllianceBernstein’s compensation program for portfolio managers, analysts and traders is designed to attract and retain the highest-caliber employees. AllianceBernstein incorporates multiple sources of industry benchmarking data to ensure its compensation is highly competitive and fully reflects the individual’s contributions in achieving client objectives.
Incentive Compensation Significant Component: Portfolio managers, analysts and traders receive base compensation, incentive compensation and retirement contributions. While both overall compensation levels and the splits between base and incentive compensation vary from year to year, incentive compensation is a significant part of overall compensation. For example, for AllianceBernstein’s portfolio managers, the bonus component for portfolio managers averages approximately 60-80% of their total compensation each year. Part of each professional’s annual incentive compensation across all asset classes is normally paid through an award under the firm’s Incentive Compensation Award Plan (ICAP). The ICAP awards vest over a four-year period. AllianceBernstein believes this helps its investment professionals focus appropriately on long-term client objectives and results.
Determined by Both Quantitative and Qualitative Factors: Total compensation for AllianceBernstein’s investment professionals is determined by quantitative and qualitative factors. For portfolio managers, the most significant quantitative component focuses on measures of absolute and relative investment performance in client portfolios. Relative returns are evaluated using both the strategy’s primary benchmark and peers over one-, three- and five-year periods, with more weight given to longer time periods. AllianceBernstein also assesses the risk pattern of performance, both absolute and relative to peers. The qualitative component for portfolio managers incorporates the manager’s broader contributions to overall investment processes and AllianceBernstein’s clients’ success. Among the important aspects are: thought leadership, collaboration with other investment professionals at the firm, contributions to risk-adjusted returns in other portfolios, building a strong talent pool, mentoring newer investment professionals, being a good corporate citizen, and achievement of personal goals. Personal goals include objectives related to ESG and diversity and inclusion. Other factors that can play a part in determining portfolio managers’ compensation include complexity of investment strategies managed.
Research Analysts: Research professionals have compensation and career opportunities that reflect a stature equivalent to their portfolio manager peers. Compensation for AllianceBernstein’s research analysts is also heavily incentive-based and aligned with results generated for client portfolios. Criteria used include how well the analyst’s research recommendations performed, the breadth and depth of his or her research knowledge, the level of attentiveness to forecasts and market movements, and the analyst’s willingness to collaborate and contribute to the overall intellectual capital of the firm.
Traders: Traders are critically important to generating results in client accounts. As such, compensation for AllianceBernstein’s traders is highly competitive and heavily incentive-based. AllianceBernsteins’ portfolio managers and Heads of Trading evaluate traders on their ability to achieve best execution and add value to client portfolios through trading. AllianceBernstein also incentivizes its fixed income traders to continually innovate for clients, encouraging them to continue developing and refining new trading technologies to enable AllianceBernstein to effectively address liquidity conditions in the fixed income markets for its clients.
Assessments of all investment professionals are formalized in a year-end review process that includes 360-degree feedback from other professionals from across the investment teams and firm.

American Century Investment Management, Inc.
The portfolio managers of MML Mid Cap Value are Phillip N. Davidson, Michael Liss, Kevin Toney, and Brian Woglom.
Other Accounts Managed:
	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Phillip N. Davidson
Registered investment companies**	23	$33,367,414,664	0	$0
Other pooled investment vehicles	4	$2,441,723,703	0	$0
Other accounts	6	$910,453,038	0	$0
Michael Liss
Registered investment companies**	17	$28,556,921,876	0	$0
Other pooled investment vehicles	4	$2,441,723,703	0	$0
Other accounts	6	$910,453,038	0	$0
Kevin Toney
Registered investment companies**	17	$28,556,921,876	0	$0
Other pooled investment vehicles	4	$2,441,723,703	0	$0
Other accounts	6	$910,453,038	0	$0
Brian Woglom
Registered investment companies**	23	$33,367,414,664	0	$0
Other pooled investment vehicles	4	$2,441,723,703	0	$0
Other accounts	6	$910,774,409	0	$0

*
The information provided is as of December 31, 2020.

**
Does not include MML Mid Cap Value.

Ownership of Securities:
As of December 31, 2020, the portfolio managers did not own any shares of MML Mid Cap Value.
Conflicts of Interest:
Certain conflicts of interest may arise in connection with the management of multiple portfolios. Potential conflicts include, for example, conflicts among investment strategies, such as one portfolio buying or selling a security while another portfolio has a differing, potentially opposite position in such security. This may include one portfolio taking a short position in the security of an issuer that is held long in another portfolio (or vice versa). Other potential conflicts may arise with respect to the allocation of investment opportunities, which are discussed in more detail below. American Century has adopted policies and procedures that are designed to minimize the effects of these conflicts.
Responsibility for managing American Century client portfolios is organized according to investment discipline. Investment disciplines include, for example, disciplined equity, global growth equity, global value equity, global fixed income, multi-asset strategies, exchange traded funds, and Avantis Investors funds. Within each discipline are one or more portfolio teams responsible for managing specific client portfolios. Generally, client portfolios with similar strategies are managed by the same team using the same objective, approach, and philosophy. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which minimizes the potential for conflicts of interest. In addition, American Century maintains an ethical wall around each of its equity investment disciplines (global growth equity, global value equity, disciplined equity, equity exchange traded funds, and Avantis Investors funds), meaning that access to information regarding any portfolio’s transactional activities is only available to team members of the investment discipline that manages such portfolio. The ethical wall is intended to aid in preventing the misuse of portfolio holdings information and trading activity in the other disciplines.

For each investment strategy, one portfolio is generally designated as the “policy portfolio.” Other portfolios with similar investment objectives, guidelines and restrictions, if any, are referred to as “tracking portfolios.” When managing policy and tracking portfolios, a portfolio team typically purchases and sells securities across all portfolios that the team manages. American Century’s trading systems include various order entry programs that assist in the management of multiple portfolios, such as the ability to purchase or sell the same relative amount of one security across several funds. In some cases a tracking portfolio may have additional restrictions or limitations that cause it to be managed separately from the policy portfolio. Portfolio managers make purchase and sale decisions for such portfolios alongside the policy portfolio to the extent the overlap is appropriate, and separately, if the overlap is not. American Century may aggregate orders to purchase or sell the same security for multiple portfolios when it believes such aggregation is consistent with its duty to seek best execution on behalf of its clients. Orders of certain client portfolios may, by investment restriction or otherwise, be determined not available for aggregation. American Century has adopted policies and procedures to minimize the risk that a client portfolio could be systematically advantaged or disadvantaged in connection with the aggregation of orders. To the extent equity trades are aggregated, shares purchased or sold are generally allocated to the participating portfolios pro rata based on order size. Because initial public offerings (IPOs) are usually available in limited supply and in amounts too small to permit across-the-board pro rata allocations, American Century has adopted special procedures designed to promote a fair and equitable allocation of IPO securities among clients over time. A centralized trading desk executes all fixed income securities transactions for Avantis ETFs and mutual funds. For all other funds in the American Century complex, portfolio teams are responsible for executing fixed income trades with broker/dealers in a predominantly dealer marketplace. Trade allocation decisions are made by the portfolio manager at the time of trade execution and orders entered on the fixed income order management system. There is an ethical wall between the Avantis trading desk and all other American Century traders. American Century’s Global Head of Trading monitors all trading activity for best execution and to make sure no set of clients is being systematically disadvantaged.
Finally, investment of American Century’s corporate assets in proprietary accounts may raise additional conflicts of interest. To mitigate these potential conflicts of interest, American Century has adopted policies and procedures intended to provide that trading in proprietary accounts is performed in a manner that does not give improper advantage to American Century to the detriment of client portfolios.
Compensation:
American Century portfolio manager compensation is structured to align the interests of portfolio managers with those of the shareholders whose assets they manage. For the fiscal year ended December 31, 2020, it includes the components described below, each of which is determined with reference to a number of factors such as overall performance, market competition, and internal equity.
Base Salary
Portfolio managers receive base pay in the form of a fixed annual salary.
Bonus
A significant portion of portfolio manager compensation takes the form of an annual incentive bonus tied to performance of mutual funds a portfolio manager manages. Bonus payments are determined by a combination of factors. One factor is mutual fund investment performance. For most American Century mutual funds, investment performance is measured by a combination of one-, three- and five-year pre-tax performance relative to various benchmarks (the Russell Midcap® Value Index is used for purposes of MML Mid Cap Value) and/or internally-customized peer groups. The performance comparison periods may be adjusted based on a fund’s inception date or a portfolio manager’s tenure on the fund. Custom peer groups are constructed using all the funds in the indicated categories as a starting point. Funds are then eliminated from the peer group based on a standardized methodology designed to result in a final peer group that is both more stable over the long term (i.e., has less peer turnover) and that more closely represents the fund’s true peers based on internal investment mandates.
Portfolio managers may have responsibility for multiple American Century products. In such cases, the performance of each is assigned a percentage weight appropriate for the portfolio manager’s relative levels of responsibility.
Portfolio managers also may have responsibility for portfolios that are managed in a fashion similar to that of other American Century mutual funds. This is the case for MML Mid Cap Value. If the performance of a similarly managed account is considered for purposes of compensation, it is measured in the same way as a comparable American Century mutual fund (i.e., relative to the performance of a benchmark and/or peer group). Performance of MML Mid Cap Value is not separately considered in determining portfolio manager compensation.

A second factor in the bonus calculation relates to the performance of all American Century products managed according to a particular investment style, such as global growth equity, global value equity, disciplined equity, global fixed-income, and multi-asset strategies. The composite for certain portfolio managers may include multiple disciplines. Performance is measured for each product individually as described above and then combined to create an overall composite for the product group. These composites may measure one-year performance (equal weighted) or a combination of one-, three- and five-year performance (equal or asset weighted) depending on the portfolio manager’s responsibilities and products managed and the composite for certain portfolio managers may include multiple disciplines. This feature is designed to encourage effective teamwork among fund management teams in achieving long-term investment success for similarly styled portfolios. The American Century ETFs are not included in a product group composite.
Portfolio managers’ bonuses may also be tied to management of ETFs, profitability, or individual performance goals, such as research projects and the development of new products.
Restricted Stock Plans
Portfolio managers are eligible for grants of restricted stock of American Century Companies, Inc. (“ACC”). These grants are discretionary, and eligibility and availability can vary from year to year. The size of an individual’s grant is determined by individual and product performance as well as other product-specific considerations such as profitability. Grants can appreciate/depreciate in value based on the performance of the ACC stock during the restriction period (generally three to four years).
Deferred Compensation Plans
Portfolio managers are eligible for grants of deferred compensation. These grants are used in limited situations, primarily for retention purposes. Grants are fixed and can appreciate/depreciate in value based on the performance of the American Century mutual funds in which the portfolio manager chooses to invest them.

Barrow, Hanley, Mewhinney & Strauss, LLC
The portfolio managers of MML Income & Growth are Mark Giambrone, Brad Kinkelaar, Michael B. Nayfa, Terry L. Pelzel, Brian F. Quinn, and Lewis Ropp.
Other Accounts Managed:
	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Mark Giambrone
Registered investment companies**	7	$4,150.8 million	0	$0
Other pooled investment vehicles	1	$181.3 million	0	$0
Other accounts	35	$6,378.3 million	0	$0
Brad Kinkelaar
Registered investment companies**	3	$651.8 million	1	$47.9 million
Other pooled investment vehicles	1	$207.6 million	0	$0
Other accounts	7	$1,677.2 million	0	$0
Michael B. Nayfa
Registered investment companies**	2	$1,379.6 million	0	$0
Other pooled investment vehicles	1	$17.6 million	0	$0
Other accounts	4	$811.3 million	0	$0
Terry L. Pelzel
Registered investment companies**	2	$1,401.1 million	0	$0
Other pooled investment vehicles	1	$17.6 million	0	$0
Other accounts	5	$946.4 million	0	$0
Brian F. Quinn
Registered investment companies**	2	$439.9 million	0	$0
Other pooled investment vehicles	1	$13.6 million	0	$0
Other accounts	5	$905.2 million	0	$0
Lewis Ropp
Registered investment companies**	3	$762.6 million	0	$0
Other pooled investment vehicles	1	$177.3 million	0	$0
Other accounts	34	$3,930.2 million	1	$359.7 million

*
The information provided is as of December 31, 2020.

**
Does not include MML Income & Growth.

Ownership of Securities:
As of December 31, 2020, the portfolio managers did not own any shares of MML Income & Growth.
Conflicts of Interest:
Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities to more than one account (including MML Income & Growth and private commingled fund accounts). Barrow Hanley manages potential conflicts between funds or with other types of accounts through trade allocation policies and procedures, internal review processes, and oversight by the CCO, directors and independent third parties. Barrow Hanley’s investment management and trading policies are designed to address potential conflicts in situations where two or more funds or accounts participate in investment decisions involving the same securities or issuer.

Compensation:
The discussion below describes the portfolio managers’ compensation as of December 31, 2020.
The compensation of Barrow Hanley’s investment professionals is tied to their overall contribution to the success of Barrow Hanley. In addition to base salary, all portfolio managers and analysts are eligible to participate in a bonus pool. The amount of bonus compensation is based on quantitative and qualitative factors and may be substantially higher than an investment professional’s base compensation. Portfolio managers and analysts are rated on their value added to the overall investment process and to performance, as well as their contributions in other areas, such as meetings with clients and consultants. Compensation is not tied to a published or private benchmark. Bonus compensation for analysts is directly tied to their investment recommendations, which are evaluated every six months versus the appropriate industry group/sector benchmark based on trailing one-year and three-year relative performance.
The final key component of compensation that is shared by most of Barrow Hanley’s key employees, including all portfolio managers and the majority of analysts, is economic ownership in Barrow Hanley through a limited partnership that owns a collective 24.9% equity interest in the firm. Equity owners receive, on a quarterly basis, a share of the firm’s profits, which are, to a great extent, related to the performance of the entire investment team.

Boston Partners Global Investors, Inc.
The portfolio managers of MML Fundamental Value are David T. Cohen, Mark E. Donovan, Stephanie McGirr, David J. Pyle, and Joshua White.
Other Accounts Managed:
	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
David T. Cohen
Registered investment companies**	3	$13,120,658,164	0	$0
Other pooled investment vehicles	4	$1,820,005,737	0	$0
Other accounts	195	$12,700,472,092	3	$254,520,223
Mark E. Donovan
Registered investment companies**	3	$13,120,658,164	0	$0
Other pooled investment vehicles	4	$1,820,005,737	0	$0
Other accounts	195	$12,700,472,092	3	$254,520,223
Stephanie McGirr
Registered investment companies**	3	$13,120,658,164	0	$0
Other pooled investment vehicles	4	$1,820,005,737	0	$0
Other accounts	195	$12,700,472,092	3	$254,520,223
David J. Pyle
Registered investment companies**	3	$13,120,658,164	0	$0
Other pooled investment vehicles	4	$1,820,005,737	0	$0
Other accounts	195	$12,700,472,092	3	$254,520,223
Joshua White
Registered investment companies**	4	$2,600,715,420	0	$0
Other pooled investment vehicles	7	$3,222,341,602	0	$0
Other accounts	26	$1,654,586,419	0	$0

*
The information provided is as of December 31, 2020.

**
Does not include MML Fundamental Value.

Ownership of Securities:
As of December 31, 2020, the portfolio managers did not own any shares of MML Fundamental Value.
Conflicts of Interest:
Boston Partners owes its clients a duty of loyalty and monitors situations in which the interests of its advisory clients may be in conflict with its own interests. Boston Partners identifies business practices that may cause a conflict of interest between it and its clients, discloses such conflicts of interest to clients and develops reasonable procedures to mitigate such conflicts. Boston Partners has identified the following potential conflicts of interest and the measures it uses to address these matters:

Equitable Treatment of Accounts
Boston Partners recognizes that potential conflicts may arise from the side-by-side management of registered investment companies and “investment accounts,” which include privately offered funds and separately managed accounts of individuals and institutional investors. Where Boston Partners’ separately managed accounts are charged performance fees, portfolio managers may be inclined to take investment risks that are outside the scope of such client’s investment objectives and strategy. In addition, since Boston Partners’ private investment funds charge performance fees and share those fees with portfolio managers, such portfolio managers may also be inclined to take additional investment risks. Boston Partners maintains a Trade Allocation and Aggregation Policy as well as a Simultaneous Management Policy to ensure that client accounts are treated equitably. The Compliance Department (the “CD”) reviews allocations and dispersion regularly, and accounts within the same strategy are precluded from simultaneously holding a security long and short. Risk Management performs periodic reviews to ensure the product complies with the investment strategy and defined risk parameters.
Furthermore, since Boston Partners charges a performance fee on certain accounts, and in particular these accounts may receive “new issues” allocations, Boston Partners has a conflict of interest in allocating new issues to these accounts. Boston Partners maintains an IPO Allocation Policy and the CD assists in, and/or reviews, the allocation of new issues to ensure that IPOs are being allocated among all eligible accounts in an equitable manner.
Utilizing Brokerage to Advantage Boston Partners
Boston Partners does not place trades through affiliated brokers. Securities trades are executed through brokerage firms with which Boston Partners maintains other advantageous relationships, such as soft dollars. In these cases, the broker may expect commission business in return. Boston Partners has established a Trade Management Oversight Committee to evaluate brokerage services and to review commissions paid to brokers. In addition, Boston Partners maintains a Best Execution Policy and a Soft Dollar Policy to assist in its monitoring efforts. Boston Partners also identifies affiliates of the investment companies for which it acts as investment adviser or sub adviser to ensure it is trading in accordance with applicable rules and regulations.
Directed Brokerage
Boston Partners faces an inherent conflict since it is in a position to direct client transactions to a broker or dealer in exchange for distribution capacity. Boston Partners maintains policies which prohibit its traders from considering a broker-dealer’s distribution capacity for promoting or selling Boston Partners’ separate account services, mutual funds, or proprietary funds (collectively “Boston Partners’ Services”) during the broker selection process. Nor will Boston Partners compensate any broker either directly or indirectly by directing brokerage transactions to that broker for consideration in selling Boston Partners’ Services.
Mixed Use Allocations and Use of Soft Dollars to Benefit Adviser
Soft dollar services which have a “mixed use” allocation present a conflict of interest when determining the allocation between those services that primarily benefit Boston Partners’ clients and those that primarily benefit Boston Partners. In addition, a conflict of interest exists when Boston Partners uses soft dollars to pay expenses that would normally be paid by Boston Partners. Boston Partners has developed soft dollar policies which require it to make a good faith allocation of  “mixed use” services and to document its analysis. In addition, the CD reviews all requests for soft dollars to ensure inclusion under the safe harbor of Section 28(e) of the Exchange Act.
Trade Errors
A conflict arises when an investment adviser requests a broker/dealer to absorb the cost of a trade error in return for increased trading and/or commissions. Boston Partners prohibits correcting a trade error for any quid pro quo with a broker and has procedures for the proper correction of trade errors.
Principal Transactions
A principal transaction occurs when an investment adviser, acting for the account of itself or an affiliate buys a security from, or sells a security to a client. An inherent conflict of interest exists since an adviser has an opportunity to transfer unwanted securities from its account to a client's account, sell securities to a client’s account at prices above the market, or transfer more favorably priced securities from a client account to its account. Boston Partners generally does not permit the selling of a security from one client account and the purchasing of the same security in another client account if Boston Partners has a principal interest in one of the accounts at the time of the transaction. Additionally, Boston Partners requires that clients give consent by signing subscription agreements to purchase a pooled investment vehicle in which Boston Partners or a related entity has an interest.

Cross Trades
Cross transactions between clients create an inherent conflict of interest because Boston Partners has a duty to obtain the most favorable price for both the selling client and the purchasing client. Boston Partners generally does not engage in cross trading; however, Boston Partners has procedures to ensure that any cross trade is in the best interests of all clients.
Affiliated Investments
Potential conflicts exist if Boston Partners directs client investments into affiliated vehicles in order to increase the size of these vehicles and thereby increase its compensation by (a) lowering overall expenses of the vehicle, some of which Boston Partners may have responsibility for; (b) permitting greater marketing of the vehicle which will generate greater fee revenue for Boston Partners; or (c) allowing Boston Partners or an affiliate to redeem its investment capital in such vehicle. To mitigate any detriment to the client, Boston Partners has product suitability procedures and will obtain a client’s consent prior to investing client assets in an affiliated vehicle.
Proprietary Trading Opportunities
Employees are in a position to take investment opportunities for themselves or Boston Partners before such opportunities are executed on behalf of clients. Employees have a duty to advance Boston Partners’ client interests before Boston Partners interests or their personal interests. Boston Partners must assure that employees do not favor their own or Boston Partners’ accounts. The Boston Partners Code of Ethics (the “Code”) includes procedures on ethical conduct and personal trading, including preclearance and blackout procedures, to which all employees are subject.
Insider Trading/Non-Public Information
Employees are in a position to learn material nonpublic information and to trade in their personal accounts on such information, to the potential disadvantage of client accounts. The Code addresses insider trading including permissible activities. Employees certify, at least annually, that they are in compliance with the Code.
Boston Partners periodically discusses securities which may be held in client accounts with external investment professionals when sourcing and analyzing investment ideas. These discussions may include but are not limited to economic factors, market outlook, sector and industry views, and general and/or specific information regarding securities. Discussion of specific securities creates a conflict which could disadvantage Boston Partners’ clients if the external parties were to act upon this information, including but not limited to front-running and scalping either particular securities or numerous securities in a similar sector to the extent such information is known about Boston Partners’ holdings. Boston Partners has policies prohibiting discussion of client investments for non-business purposes and has outlined permissible activities as well as certain other prohibitions when sourcing investment ideas for business purposes.
Value-Added Investors
A senior executive from a public company or a private company that is a hedge fund, broker-dealer, investment adviser, or investment bank, (collectively “VAIs”), may invest in Boston Partners’ private funds. A conflict exists if Boston Partners invests in companies affiliated with a VAI or if a VAI who works at a private company provide material non-public information to Boston Partners or vice versa. Both of these conflicts raise issues with respect to information sharing. Boston Partners has procedures to: i) identify these individuals through its annual outside businesses questionnaire, its annual compliance questionnaire, review of new account start-up documents, and its 5130 and 5131 questionnaires, and ii) monitor conflicts these persons present through its pre-trade compliance system and/or email surveillance.
Selective Disclosure
Selective disclosure occurs when material information is given to a single investor, or a limited group of investors, and not to all investors at the same time. This practice may allow one set of investors to profit on undisclosed information prior to giving others the same opportunity. In order to prevent this conflict of interest, Boston Partners has procedures regarding the dissemination of account holdings.
Valuation of Client Accounts
Because Boston Partners calculates its own advisory fees, it has an incentive to over-value such accounts to either increase the fees payable by the client, or to conceal poor performance for an incentive fee. Boston Partners has several safeguards in place to mitigate this conflict. Boston Partners has a policy for the valuation of securities. Boston Partners’ Operations Department reconciles cash, assets, and prices for all client accounts with the client’s custodian bank’s records on a monthly basis. Finally, as part of Boston Partners’ annual financial review, external auditors review a sample of client fee invoices.

Representing Clients
At times, clients may request Boston Partners represent their interests in class action litigation, bankruptcies or other matters. Boston Partners’ expertise lies in investment management and has an inherent conflict of interest if cast in any other role. When possible, Boston Partners’ investment management agreements include provisions that Boston Partners will not act on behalf of the client in class actions, bankruptcies or matters of litigation.
Outside Business Activities
An employee’s outside business activities may conflict with the employee’s duties to Boston Partners and its clients. Boston Partners requires all employees to disclose any outside employment to the CD, who, in conjunction with the employee’s supervisor and the Director of HR, will identify any potential conflicts. In the event that a resolution to the conflict cannot be reached, the employee may be asked to terminate either his outside employment or his position with Boston Partners.
Business Gifts and Entertainment
Boston Partners employees periodically give or receive gifts from clients. Boston Partners employees host clients or receive entertainment provided by a client. Such gifts or entertainment may be considered efforts to gain unfair advantage. Boston Partners maintains a gifts and entertainment policy and has developed a “Q&A” guide for employees regarding certain types of gifts and entertainment. Generally, employees are not permitted to give or receive gifts of more than $100 in value, per person, per year. Entertainment that is normal or customary in the industry is considered appropriate. Employees should consult the CD if they are unsure about a particular gift or value of entertainment.
Illegal or Unethical Behavior
Unethical or illegal conduct by employees damages Boston Partners’ ability to meet its fiduciary duties to clients. Employees are required to report to management any actual or suspected illegal or unethical conduct on the part of other employees of which they become aware or any situations in which they are concerned about the “best course of action.” In addition, employees are required to certify annually that they are in compliance with the Boston Partners Compliance Manual. Regardless of whether a government inquiry occurs, Boston Partners views seriously any violation of the Compliance Manual. Disciplinary sanctions may be imposed on any employee committing a violation of the Compliance Manual.
Proxy Voting
Boston Partners’ proxy voting authority for its clients, puts it in a position where its interests may conflict with the best interests of its clients when determining how to vote. Boston Partners has a proxy voting policy and has engaged an outside vendor to execute proxies according to this policy. Boston Partners has a procedure to handle conflicts of interest which may arise in voting client securities.
Consulting Relationships
Boston Partners may purchase software, educational programs and peer group information from consulting firms that represent Boston Partners clients. Due to the lack of payment transparency, these relationships could give rise to improper activity on the part of the investment adviser or the consultant. Products purchased from consultants must serve a legitimate need for Boston Partners’ business and may not be acquired to influence a consultant’s recommendation of Boston Partners.
Compensation:
The discussion below describes the portfolio managers’ compensation as of December 31, 2020.
With investment teams working and living in very competitive markets like Boston, London, Los Angeles, San Francisco and New York, Boston Partners believes in having compensation, work environment and other incentives in place which reflect the value it places in its primary asset — its people. All investment professionals receive a compensation package comprised of an industry competitive base salary, a discretionary bonus and long-term incentives. Through Boston Partners’ bonus program, key investment professionals are rewarded primarily for strong investment performance. Boston Partners believes this aligns its team firmly with its clients’ objectives and provides the financial and work environment incentives which keep its teams in place and has led to industry leading investment staff continuity and extremely low unplanned staff turnover.
Typically, bonuses are based upon a combination of one or more of the following four criteria:
•
Individual Contribution: an evaluation of the professional’s individual contribution based on the expectations established at the beginning of each year;

•
Product Investment Performance: performance of the investment product(s) with which the individual is involved versus the pre-designed index, based on the excess return;

•
Investment Team Performance: the financial results of the investment group with Boston Partners’ client’s assets;

•
Firm-wide Performance: the overall financial performance of Boston Partners.

•
Boston Partners’ long-term incentive program effectively confers a significant 20-30% ownership interest in the value of the business to key employees. Annual awards are made by the Compensation Committee and are meant to equate to an additional 10-20% of the participants cash bonus awards.

Boston Partners retains professional compensation consultants with asset management expertise to periodically review its practices to ensure that they remain highly competitive.

Gateway Investment Advisers, LLC
The portfolio managers of MML Managed Volatility are Daniel M. Ashcraft, Michael T. Buckius, Paul R. Stewart, and Kenneth H. Toft.
Other Accounts Managed:
	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Daniel M. Ashcraft
Registered investment companies**	4	$8,763.5 million	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	32	$905.1 million	0	$0
Michael T. Buckius
Registered investment companies**	4	$8,763.5 million	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	41	$1,032.4 million	0	$0
Paul R. Stewart
Registered investment companies**	2	$7, 272.2 million	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	18	$883.7 million	0	$0
Kenneth H. Toft
Registered investment companies**	4	$8,763.5 million	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	15	$871.9 million	0	$0

*
The information provided is as of December 31, 2020.

**
Does not include MML Managed Volatility.

Ownership of Securities:
As of December 31, 2020, the portfolio managers did not own any shares of MML Managed Volatility.
Conflicts of Interest:
Gateway manages other accounts using investment strategies similar to that of MML Managed Volatility (the “Fund”). A conflict of interest may exist if Gateway identifies a limited investment opportunity that may be appropriate for more than one account, but the Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, Gateway may execute transactions for another account that may adversely impact the value of securities held by the Fund. However, Gateway believes that these risks are mitigated by the fact that accounts with like investment strategies managed by Gateway invest in highly liquid holdings and are generally managed in a similar fashion, subject to exceptions, such as those resulting from different cash availability and/or liquidity requirements, investment restrictions or policies, the time competing accounts have had funds available for investment or have had investments available for sale, an account’s participation in other opportunities, tax considerations and the relative size of portfolio holdings of the same or comparable securities. In addition, Gateway has adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts.

Compensation:
The discussion below describes the portfolio managers’ compensation as of December 31, 2020.
The compensation of Messrs. Ashcraft, Buckius, Stewart, and Toft (the “Portfolio Managers”) is comprised of three parts: base salary; incentive compensation related to the financial results of Gateway (and not based on the investment performance of any fund or any other managed account, either absolutely or in relation to any benchmark); and a retirement plan. The incentive compensation component is anticipated to be larger than the base salary component. Certain Portfolio Managers are parties to employment agreements that provide for automatic renewals for successive one-calendar-year periods and, among other things, a specified base salary and certain undertakings not to compete with Gateway or solicit its clients. For each of the Portfolio Managers subject to such an employment agreement, the non-competition and non-solicitation undertakings will expire one year from the termination of employment. The profit sharing plan applicable to the Portfolio Managers provides for both a long-term incentive pool and a short-term incentive pool, the sizes of which depend on the profitability of Gateway.

Harris Associates L.P.
The portfolio managers of MML International Equity are David G. Herro and Michael L. Manelli.
Other Accounts Managed:
	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
David G. Herro
Registered investment companies**	13	$36.6 billion	0	$0
Other pooled investment vehicles	32	$16.5 billion	3	$976.9 million
Other accounts	36	$11.5 billion	0	$0
Michael L. Manelli
Registered investment companies**	10	$33.5 billion	0	$0
Other pooled investment vehicles	16	$10.3 billion	3	$976.9 million
Other accounts	21	$5.0 billion	0	$0

*
The information provided is as of December 31, 2020.

**
Does not include MML International Equity.

Ownership of Securities:
As of December 31, 2020, the portfolio managers did not own any shares of MML International Equity.
Conflicts of Interest:
Conflicts may arise when Harris manages the Fund and has discretionary authority over other accounts. Specifically, conflicts of interest may arise in the allocation of investment opportunities and the allocation of aggregated orders among the Fund and the other accounts managed by the portfolio managers. A portfolio manager potentially could give favorable treatment to some accounts for a variety of reasons, including favoring larger accounts, accounts that have a different management fee arrangement (including any accounts that pay performance-based fees), accounts of affiliated companies, or accounts in which the portfolio manager has a personal investment. With respect to the allocation of investment opportunities, Harris makes decisions to recommend, purchase, sell or hold securities for all of its client accounts, including the Fund, based on each account’s specific investment objectives, guidelines, restrictions and circumstances. It is Harris’ policy to allocate investment opportunities to each account, including the Fund, over a period of time on a fair and equitable basis relative to its other accounts. With respect to the allocation of aggregated orders, each account that participates in an aggregated order will participate at the average share price received from a broker-dealer, and where the order has not been completely filled, each institutional account, including the Fund, will generally participate on a pro rata basis.
Additionally, a conflict of interest might exist in the exercise of Harris’s proxy voting authority. For example, a conflict could arise when an issuer who is soliciting proxy votes also has a client relationship with Harris, when a client of Harris is involved in a proxy contest (such as a corporate director) or when one of Harris’s employees has a personal interest in a proxy matter.
Harris has compliance policies and procedures in place that it believes are reasonably designed to mitigate these conflicts. However, there is no guarantee that such procedures will detect each and every situation in which an actual or potential conflict may arise. Harris seeks to anticipate circumstances that could cause a conflict between Harris and its employees on the one hand and Harris’s clients on the other. Harris has adopted and enforces a Code of Ethics that sets forth specific requirements and restrictions to address and help mitigate potential conflicts.

Compensation:
The discussion below describes the portfolio managers’ compensation as of December 31, 2020.
Each of the portfolio managers is an employee of Harris. The portfolio managers are compensated solely by Harris. Compensation for each of the portfolio managers is based on Harris’ assessment of the individual’s long-term contribution to the investment success of the firm. Each portfolio manager receives a base salary and participates in a discretionary bonus pool. In addition, most of the portfolio managers also participate in a long-term compensation plan that provides current compensation to certain key employees and deferred compensation to both current and former key employees. The compensation plan consists of bonus units awarded to participants that vest and are paid out over a period of time.
The determination of the amount of each portfolio manager’s base salary and discretionary bonus pool participation and, where applicable, participation in the long-term compensation plan is based on a variety of qualitative and quantitative factors. The factor given the most significant weight is the subjective assessment of the individual’s contribution to the overall investment results of Harris’ U.S. or international investment group, whether as a portfolio manager, a research analyst, or both.
The quantitative factors considered in evaluating the contribution of a portfolio manager include the performance of the portfolios managed by that individual relative to benchmarks, peers and other portfolio managers, as well as the assets under management in the funds and other accounts managed by the portfolio manager. A portfolio manager’s compensation is not based solely on an evaluation of the performance of the funds or the amount of fund assets. Performance is measured in a number of ways, including by fund, by other accounts and by strategy, and is compared to one or more benchmarks, including: S&P 500 Index, Russell Midcap® Value Index, Russell 1000® Value Index, Lipper Balanced Fund Index, 60/40 S&P/Barclays (60% S&P 500 Index and 40% Barclays Bond Index), MSCI World Index, MSCI World ex U.S. Index, MSCI World ex U.S. Small Cap Index and Harris’ approved lists of stocks, depending on whether the portfolio manager manages accounts in a particular strategy for which a given benchmark would be applicable. Performance is also measured over short- and long-term periods, including one year, three years, five years, ten years, and since a fund’s or an account’s inception or since the portfolio manager has been managing a fund or account, as applicable. Performance is measured on a pre-tax and after-tax basis to the extent such information is available.
If a portfolio manager also serves as a research analyst, then his compensation is also based on the contribution made to Harris in that role. The specific quantitative and qualitative factors considered in evaluating a research analyst’s contributions include, among other things, new investment ideas, the performance of investment ideas covered by the analyst during the current year as well as over longer-term periods, the portfolio impact of the analyst’s investment ideas, other contributions to the research process, and an assessment of the quality of analytical work. If a portfolio manager also serves as a research analyst, then such manager may participate in a long-term compensation plan that may provide future compensation upon vesting after a multi-year period. The plan consists of an award, based on a quantitative evaluation of the performance of the investment ideas covered by the analyst over the same multi-year period. In addition, an individual’s other contributions to Harris, such as a role in investment thought leadership and management, are also taken into account in the overall compensation process.

Invesco Advisers, Inc.
The portfolio managers of MML Fundamental Equity are Manind Govil, Paul Larson, and Benjamin Ram.
Other Accounts Managed:
	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Manind Govil
Registered investment companies**	10	$21,086.9 million	0	$0
Other pooled investment vehicles	1	$96.9 million	0	$0
Other accounts	1	$0.2 million	0	$0
Paul Larson
Registered investment companies**	9	$18,231.4 million	0	$0
Other pooled investment vehicles	1	$96.9 million	0	$0
Other accounts	1	$0.2 million	0	$0
Benjamin Ram
Registered investment companies**	8	$18,230.2 million	0	$0
Other pooled investment vehicles	1	$96.9 million	0	$0
Other accounts	1	$0.2 million	0	$0

*
The information provided is as of December 31, 2020.

**
Does not include MML Fundamental Equity.

Ownership of Securities:
As of December 31, 2020, the portfolio managers did not own any shares of MML Fundamental Equity.
Conflicts of Interest:
Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds and/or other accounts may be presented with one or more of the following potential conflicts:
•
The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account. Invesco seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other funds and/or accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the funds.

•
If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one fund or other account, a fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts. To deal with these situations, Invesco has adopted procedures for allocating portfolio transactions across multiple accounts.

•
Invesco determines which broker to use to execute each order for securities transactions for the funds, consistent with its duty to seek best execution of the transaction. However, for certain other accounts (such as mutual funds for which Invesco or an affiliate acts as sub-adviser, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), Invesco may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the fund or other account(s) involved.

Finally, the appearance of a conflict of interest may arise where Invesco has an incentive, such as a performance-based management fee, which relates to the management of one fund or account but not all funds and accounts for which a portfolio manager has day-to-day management responsibilities. None of the Invesco accounts managed has a performance fee. Invesco may receive fees from certain accounts that are higher than the fee it receives from the fund; when Invesco has proprietary investments in certain accounts, where portfolio managers have personal investments in certain accounts or when certain accounts are investment options in the Invesco employee benefits and/or deferred compensation plans.
Invesco has adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.
Compensation:
The discussion below describes the portfolio managers’ compensation as of December 31, 2020.
Invesco seeks to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. Portfolio managers receive a base salary, an incentive cash bonus opportunity and a deferred compensation opportunity. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote competitive fund performance. Invesco evaluates competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation. Each portfolio manager’s compensation consists of the following three elements:
Base Salary
Each portfolio manager is paid a base salary. In setting the base salary, Invesco’s intention is to be competitive in light of the particular portfolio manager’s experience and responsibilities.
Annual Bonus
The portfolio managers are eligible, along with other employees of Invesco, to participate in a discretionary year-end bonus pool. The Compensation Committee of Invesco Ltd. reviews and approves the firm-wide bonus pool based upon progress against strategic objectives and annual operating plan, including investment performance and financial results. In addition, while having no direct impact on individual bonuses, assets under management are considered when determining the starting bonus funding levels. Each portfolio manager is eligible to receive an annual cash bonus which is based on quantitative (i.e., investment performance) and non-quantitative factors (which may include, but are not limited to, individual performance, risk management and teamwork).
Each portfolio manager’s compensation is linked to the pre-tax investment performance of the funds/accounts managed by the portfolio manager as described in Table 1 below.
Table 1
Sub-Adviser	Performance time period 1
Invesco 2	One-, Three- and Five-year performance against fund peer group.

1
Rolling time periods based on calendar year-end.

2
Portfolio Managers may be granted an annual deferral award that vests on a pro-rata basis over a four year period.

High investment performance (against applicable peer group and/or benchmarks) would deliver compensation generally associated with top pay in the industry (determined by reference to the third-party provided compensation survey information) and poor investment performance (versus applicable peer group) would result in low bonus compared to the applicable peer group or no bonus at all. These decisions are reviewed and approved collectively by senior leadership which has responsibility for executing the compensation approach across the organization.
Deferred/Long Term Compensation.   Portfolio managers may be granted a deferred compensation award based on a firm-wide bonus pool approved by the Compensation Committee of Invesco Ltd. Deferred compensation awards may take the form of annual deferral awards or long-term equity awards. Annual deferral awards may be granted as an annual stock deferral award or an annual fund deferral award. Annual stock deferral awards are settled in Invesco Ltd. common shares. Annual fund deferral awards are notionally invested in certain Invesco Funds selected by the Portfolio Manager and are settled in cash. Long-term equity awards are settled in Invesco Ltd. common shares. Both annual deferral awards and long-term equity awards have a four-year ratable vesting schedule. The vesting period aligns the interests of the portfolio managers with the long-term interests of clients and shareholders and encourages retention.
Retirement and health and welfare arrangements.   Portfolio managers are eligible to participate in retirement and health and welfare plans and programs that are available generally to all employees.

Loomis, Sayles & Company, L.P.
The portfolio manager of MML Large Cap Growth is Aziz V. Hamzaogullari.
Other Accounts Managed:
	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Aziz V. Hamzaogullari
Registered investment companies**	32	$33,207,056,991	0	$0
Other pooled investment vehicles	19	$12,348,989,877	2	$666,546,555
Other accounts	146	$31,628,652,502	1	$318,032,036

*
The information provided is as of December 31, 2020.

**
Does not include MML Large Cap Growth.

Ownership of Securities:
As of December 31, 2020, the portfolio manager did not own any shares of MML Large Cap Growth.
Conflicts of Interest:
Conflicts of interest may arise in the allocation of investment opportunities and the allocation of aggregated orders among the Fund and other accounts managed by the portfolio manager. A portfolio manager potentially could give favorable treatment to some accounts for a variety of reasons, including favoring larger accounts, accounts that pay higher fees, accounts that pay performance-based fees, accounts of affiliated companies and accounts in which the portfolio manager has an interest. Such favorable treatment could lead to more favorable investment opportunities or allocations for some accounts. Loomis Sayles makes investment decisions for all accounts (including institutional accounts, mutual funds, hedge funds and affiliated accounts) based on each account’s availability of other comparable investment opportunities and Loomis Sayles’ desire to treat all accounts fairly and equitably over time. Loomis Sayles maintains trade allocation and aggregation policies and procedures to address these potential conflicts. Conflicts of interest also arise to the extent a portfolio manager short sells a stock in one client account but holds that stock long in other accounts, including the Fund, or sells a stock for some accounts while buying the stock for others, and through the use of “soft dollar arrangements,” which are discussed in Loomis Sayles’ Brokerage Allocation Policies and Procedures and Loomis Sayles’ Trade Aggregation and Allocation Policies and Procedures.
Compensation:
The discussion below describes the portfolio manager’s compensation as of December 31, 2020.
Loomis Sayles believes that portfolio manager compensation should be driven primarily by the delivery of consistent and superior long-term performance for its clients. Mr. Hamzaogullari’s compensation has four components: a competitive base salary, an annual incentive bonus driven by investment performance, participation in a long-term incentive plan (with an annual and a post-retirement payout), and a revenue sharing bonus if certain revenue thresholds and performance hurdles are met. Maximum variable compensation potential is a multiple of base salary and reflects performance achievements relative to peers with similar disciplines. The performance review considers the asset class, manager experience, and maturity of the product. The incentive compensation is based on trailing strategy performance and is weighted at one third for the three-year period, one third for the five-year period, and one third for the ten-year period. He also receives performance based compensation as portfolio manager for a private investment fund. The firm’s senior management reviews the components annually.
In addition, Mr. Hamzaogullari participates in the Loomis Sayles profit sharing plan, in which Loomis Sayles makes a contribution to the retirement plan of each employee based on a percentage of base salary (up to a maximum amount). He may also participate in the Loomis Sayles deferred compensation plan which requires all employees to defer 50% of their annual bonus if in excess of a certain dollar amount, except for those employees who will be age 61 or older on the date the bonus is awarded. These amounts are deferred over a two year period with 50% being paid out one year from the bonus anniversary date and the second 50% being paid out two years from the bonus anniversary date. These deferrals are deposited into an investment account on the employee’s behalf, but the employee must be with Loomis Sayles on the vesting dates in order to receive the deferred bonus.

Massachusetts Financial Services Company
The portfolio managers of MML Global are Ryan McAllister and Roger Morley.
Other Accounts Managed:
	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Ryan McAllister
Registered investment companies**	4	$4.4 billion	0	$0
Other pooled investment vehicles	16	$20.4 billion	0	$0
Other accounts	63	$41.2 billion	1 ***	$202.2 million
Roger Morley
Registered investment companies**	4	$4.4 billion	0	$0
Other pooled investment vehicles	17	$20.6 billion	0	$0
Other accounts	64	$41.4 billion	1 ***	$202.2 million

*
The information provided is as of December 31, 2020.

**
Does not include MML Global.

***
Performance fees for any particular account are paid to MFS, not the portfolio manager, and the portfolio manager’s compensation is not determined by reference to the level of performance fees received by MFS.

Ownership of Securities:
As of December 31, 2020, the portfolio managers did not own any shares of MML Global.
The portfolio managers of MML Growth & Income are Kevin Beatty, Ted Maloney, and Alison O’Neill Mackey. Effective September 30, 2021, Mr. Beatty will no longer be a portfolio manager of MML Growth & Income. Jude Jason will become a portfolio manager of MML Growth & Income on June 30, 2021. Effective May 1, 2023, Mr. Maloney will no longer be a portfolio manager of MML Growth & Income.
Other Accounts Managed:
	Number of Accounts Managed 1	Total Assets 1	Number of Accounts Managed for which Advisory Fee is Performance- Based 1	Total Assets 1
Kevin Beatty 3
Registered investment companies 2	4	$9.6 billion	0	$0
Other pooled investment vehicles	1	$683.6 million	0	$0
Other accounts	8	$1.7 billion	0	$0
Jude Jason 4
Registered investment companies 2	0	$0	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	0	$0	0	$0
Ted Maloney 5
Registered investment companies 2	4	$9.6 billion	0	$0
Other pooled investment vehicles	1	$683.6 million	0	$0
Other accounts	9	$1.8 billion	0	$0

	Number of Accounts Managed 1	Total Assets 1	Number of Accounts Managed for which Advisory Fee is Performance- Based 1	Total Assets 1
Alison O’Neill Mackey
Registered investment companies 2	4	$9.6 billion	0	$0
Other pooled investment vehicles	1	$683.6 million	0	$0
Other accounts	8	$1.7 billion	0	$0

1
The information provided is as of December 31, 2020.

2
Does not include MML Growth & Income.

3
Effective September 30, 2021, Mr. Beatty will no longer be a portfolio manager of MML Growth & Income.

4
Jude Jason will become a portfolio manager of MML Growth & Income on June 30, 2021.

5
Effective May 1, 2023, Mr. Maloney will no longer be a portfolio manager of MML Growth & Income.

Ownership of Securities:
As of December 31, 2020, the portfolio managers did not own any shares of MML Growth & Income.
Conflicts of Interest:
MFS seeks to identify potential conflicts of interest resulting from a portfolio manager’s management of both funds and other accounts, and has adopted policies and procedures designed to address such potential conflicts. There is no guarantee that MFS will be successful in identifying or mitigating conflicts of interest.
The management of multiple funds and accounts (including proprietary accounts) gives rise to conflicts of interest if the funds and accounts have different objectives and strategies, benchmarks, time horizons, and fees, as a portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. In certain instances, there are securities which are suitable for a fund’s portfolio as well as for one or more other accounts advised by MFS or its subsidiaries (including proprietary accounts) with similar investment objectives. MFS’ trade allocation policies may give rise to conflicts of interest if the fund’s orders do not get fully executed or are delayed in getting executed due to being aggregated with those of other accounts advised by MFS or its subsidiaries. A portfolio manager may execute transactions for another fund or account that may adversely affect the value of a fund’s investments. Investments selected for funds or accounts other than a particular fund may outperform investments selected for that fund.
When two or more accounts are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by MFS to be fair and equitable to each. Allocations may be based on many factors and may not always be pro rata based on assets managed. The allocation methodology could have a detrimental effect on the price or volume of the security as far as a fund is concerned.
MFS and/or a portfolio manager may have a financial incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than a fund; for instance, those that pay a higher advisory fee and/or have a performance adjustment, those that include an investment by the portfolio manager, and/or those in which MFS and/or its affiliates own or have an interest.
To the extent permitted by applicable law, certain accounts may invest their assets in other accounts advised by MFS or its affiliates, including accounts that are advised by one or more of the same portfolio manager(s), which could result in conflicts of interest relating to asset allocation, timing of purchases and redemptions, and increased profitability for MFS, its affiliates, and/or its personnel, including portfolio managers.
Compensation:
MFS’ philosophy is to align portfolio manager compensation with the goal to provide shareholders with long-term value through a collaborative investment process. Therefore, MFS uses long-term investment performance as well as contribution to the overall investment process and collaborative culture as key factors in determining portfolio manager compensation. In addition, MFS seeks to maintain total compensation programs that are competitive in the asset management industry in each geographic market where it has employees. MFS uses competitive compensation data to ensure that compensation practices are aligned with its goals of attracting, retaining, and motivating the highest-quality professionals.

MFS reviews portfolio manager compensation annually. In determining portfolio manager compensation, MFS uses quantitative means and qualitative means to help ensure a sustainable investment process. As of December 31, 2020, portfolio manager total cash compensation is a combination of base salary and performance bonus:
•
Base Salary — Base salary generally represents a smaller percentage of portfolio manager total cash compensation than performance bonus.

•
Performance Bonus — Generally, the performance bonus represents more than a majority of portfolio manager total cash compensation.

With respect to each portfolio manager except Messrs. Beatty and Maloney and Ms. O’Neill Mackey, the performance bonus is based on a combination of quantitative and qualitative factors, generally with more weight given to the former and less weight given to the latter.
The quantitative portion is primarily based on the pre-tax performance of accounts managed by the portfolio manager over a range of fixed-length time periods, intended to provide the ability to assess performance over time periods consistent with a full market cycle and a strategy’s investment horizon. The fixed-length time periods include the portfolio manager’s full tenure on each fund and, when available, ten-, five-, and three-year periods. For portfolio managers who have served for less than three years, shorter-term periods, including the one-year period, will also be considered, as will performance in previous roles, if any, held at the firm. Emphasis is generally placed on longer performance periods when multiple performance periods are available. Performance is evaluated across the full set of strategies and portfolios managed by a given portfolio manager, relative to appropriate peer group universes and/or representative indexes (“benchmarks”). As of December 31, 2020, the following benchmarks were used to measure the following portfolio managers’ performance for MML Global:
Portfolio Manager	Benchmark(s)
Ryan McAllister	MSCI World Index (gross div)
Roger Morley	MSCI World Index (gross div)
Mr. Jason will become a portfolio manager of MML Growth & Income on June 30, 2021. MFS expects the Standard & Poor’s 500 Stock Index will be used to measure Mr. Jason’s performance for MML Growth & Income.
Benchmarks may include versions and components of indexes, custom indexes, and linked indexes that combine performance of different indexes for different portions of the time period, where appropriate.
The qualitative portion is based on the results of an annual internal peer review process (where portfolio managers are evaluated by other portfolio managers, analysts, and traders) and management’s assessment of overall portfolio manager contribution to the MFS investment process and the client experience (distinct from fund and other account performance).
The performance bonus is generally a combination of cash and a deferred cash award. A deferred cash award is issued for a cash value and becomes payable over a three-year vesting period if the portfolio manager remains in the continuous employ of MFS or its affiliates. During the vesting period, the value of the unfunded deferred cash award will fluctuate as though the portfolio manager had invested the cash value of the award in an MFS Fund(s) selected by the portfolio manager.
With respect to Mr. Beatty, his compensation reflects his broader role within MFS as Co-Chief Investment Officer-Equity-Americas in addition to being a portfolio manager. His performance bonus is based on a combination of quantitative and qualitative factors, generally with more weight given to the former and less weight given to the latter. The quantitative portion is based on overall group investment performance and business performance metrics. The qualitative portion is based on the results of an annual internal review process conducted by the Chief Investment Officer which takes into account his broad leadership responsibilities. This performance bonus is generally a combination of cash and a deferred cash award. A deferred cash award is issued for a cash value and becomes payable over a three-year vesting period if the portfolio manager remains in the continuous employ of MFS or its affiliates. During the vesting period, the value of the unfunded deferred cash award will fluctuate as though the portfolio manager had invested the cash value of the award in an MFS Fund(s) selected by the portfolio manager.
With respect to Mr. Maloney, his compensation reflects his broader role within MFS as Chief Investment Officer of MFS in addition to being a portfolio manager. The Chief Executive Officer of MFS determines and recommends the amount of his compensation to the Sun Life Management Resources Committee of the Board of Directors of Sun Life Financial, Inc. (the ultimate parent company of MFS). His performance bonus is based on a combination of quantitative and qualitative factors. The quantitative portion is based on overall group investment performance and business performance metrics. The qualitative portion is based on the results of an annual internal review process conducted by the Chief Executive Officer which takes into account his broad leadership responsibilities. In addition, Mr. Maloney participates in a mandatory deferred compensation program whereby a portion of his performance bonus is deferred and awarded in the form of restricted stock units.
With respect to Ms. O’Neill Mackey, her compensation reflects her broader role within MFS as Co-Chief Investment Officer-Equity-Americas in addition to being a portfolio manager. Her performance bonus is based on a combination of quantitative and qualitative factors, generally with more weight given to the former and less weight given to the latter. The quantitative portion is based on overall group investment performance and business performance metrics. The qualitative portion is based on the results of an annual internal review process conducted by the Chief Investment Officer which takes into account her broad leadership responsibilities. This performance bonus is generally a combination of cash and a deferred cash award. A deferred cash award is issued for a cash value and becomes payable over a three-year vesting period if the portfolio manager remains in the continuous employ of MFS or its affiliates. During the vesting period, the value of the unfunded deferred cash award will fluctuate as though the portfolio manager had invested the cash value of the award in an MFS Fund(s) selected by the portfolio manager.
MFS Equity Plan — Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process, and other factors.
Finally, portfolio managers also participate in benefit plans (including a defined contribution plan and health and other insurance plans) and programs available generally to other employees of MFS. The percentage such benefits represent of any portfolio manager’s compensation depends upon the length of the individual’s tenure at MFS and salary level, as well as other factors.

Metropolitan West Asset Management, LLC
The portfolio managers of MML Total Return Bond are Stephen M. Kane, Laird R. Landmann, Tad Rivelle, and Bryan T. Whalen.
Other Accounts Managed:
	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Stephen M. Kane
Registered investment companies**	30	$122,302.6 million	0	$0
Other pooled investment vehicles	30	$19,903.1 million	10	$2,677.8 million
Other accounts	195	$47,128.4 million	7	$4,641.3 million
Laird R. Landmann
Registered investment companies**	27	$122,551.6 million	0	$0
Other pooled investment vehicles	20	$16,573.2 million	3	$618.0 million
Other accounts	182	$42,084.0 million	7	$4,641.3 million
Tad Rivelle
Registered investment companies**	28	$128,942.0 million	0	$0
Other pooled investment vehicles	51	$22,634.0 million	28	$3,509.2 million
Other accounts	212	$56,114.8 million	9	$6,589.3 million
Bryan T. Whalen
Registered investment companies**	25	$121,320.8 million	0	$0
Other pooled investment vehicles	42	$19,383.5 million	21	$1,449.5 million
Other accounts	202	$51,449.1 million	9	$6,589.3 million

*
The information provided is as of December 31, 2020.

**
Does not include MML Total Return Bond.

Ownership of Securities:
As of December 31, 2020, the portfolio managers did not own any shares of MML Total Return Bond.
Conflicts of Interest:
As a member of The TCW Group, Inc. (“TCW”), MetWest is subject to TCW’s policies and controls to avoid and/or mitigate conflicts of interest across its businesses. The policies and procedures in TCW’s Code of Ethics (the “Code”) serve to address or mitigate both conflicts of interest and the appearance of any conflict of interest. The Code contains several restrictions and procedures designed to eliminate conflicts of interest relating to personal investment transactions, including (i) reporting account openings, changes, or closings (including accounts in which an Access Person has a “beneficial interest”), (ii) pre-clearance of non-exempt personal investment transactions (make a personal trade request for Securities) and (iii) the completion of timely required reporting (Initial Holdings Report, Quarterly Transactions Report, Annual Holdings Report and Annual Certificate of Compliance).
In addition, the Code addresses potential conflicts of interest through its policies on insider trading, anti-corruption, an employee’s outside business activities, political activities and contributions, confidentiality and whistleblower provisions.
Conflicts of interest may also arise in the management of accounts and investment vehicles. These conflicts may raise questions that would allow TCW to allocate investment opportunities in a way that favors certain accounts or investment vehicles over other accounts or investment vehicles, or incentivize a TCW portfolio manager to receive greater compensation with regard to the management of certain account or investment vehicles. TCW may give advice or take action with certain accounts or investment vehicles that could differ from the advice given or action taken on other accounts or investment vehicles. When an investment opportunity is suitable for more than one account or investment vehicle, such investments will be allocated in a manner that is fair and equitable under the circumstances to all TCW clients. As such, TCW has adopted compliance policies and procedures in its Portfolio Management Policy that helps to identify a conflict of interest and then specifies how a conflict of interest is managed. TCW’s Trading and Brokerage Policy also discusses the process of timing and method of allocations, and addresses how the firm handles affiliate transactions.
The respective Equity and Fixed Income Trading and Allocation Committees review trading activities on behalf of client accounts, including the allocation of investment opportunities and address any issues with regard to side-by-side management in order to ensure that all of TCW’s clients are treated on a fair and equitable basis. Further, the Portfolio Analytics Committee reviews TCW’s investment strategies, evaluates various analytics to facilitate risk assessment, changes to performance composites and benchmarks and monitors the implementation and maintenance of the Global Investment Performance Standards or GIPS® compliance.
TCW’s approach to handling conflicts of interest is multi-layered starting with its policies and procedures, reporting and pre-clearance processes and oversight by various committees.
Compensation:
Since MetWest is a subsidiary of TCW, MetWest’s investment professionals are compensated under the TCW compensation structure as detailed below. The discussion below describes the portfolio managers’ compensation as of December 31, 2020.
The overall objective of TCW’s compensation program for portfolio managers is to attract experienced and expert investment professionals and to retain them over the long-term. Compensation is comprised of several components which, in the aggregate, are designed to achieve these objectives and to reward the portfolio managers for their contributions to the successful performance of the accounts they manage. Portfolio managers are compensated through a combination of base salary, fee sharing based compensation (“fee sharing”), bonus and equity incentive participation in TCW’s parent company (“equity incentives”). Fee sharing and equity incentives generally represent most of the portfolio managers’ compensation. In some cases, portfolio managers are eligible for discretionary bonuses.
Salary.   Salary is agreed to with portfolio managers at the time of employment and is reviewed from time to time. It does not change significantly and often does not constitute a significant part of a portfolio manager’s compensation.
Fee sharing.   Fee sharing for investment professionals is based on revenues generated by accounts in the investment strategy area for which the investment professionals are responsible. In most cases, revenues are allocated to a pool and fee sharing compensation is allocated among members of the investment team after the deduction of certain expenses (including compensation over a threshold level) related to the strategy group. The allocations are based on the investment professionals’ contribution to TCW and its clients, including qualitative and quantitative contributions.
In general, the same fee sharing percentage is used to compensate a portfolio manager for investment services related to a fund is generally the same as that used to compensate portfolio managers for other client accounts in the same strategy managed by TCW or an affiliate of TCW (collectively, the “TCW Group”). In some cases, the fee sharing pool includes revenues related to more than one product, in which case each participant in the pool is entitled to fee sharing derived from his or her contributions to all the included products.
Investment professionals are not directly compensated for generating performance fees. In some cases, the overall fee sharing pool is subject to fluctuation based on the relative pre-tax performance of the investment strategy composite returns, net of fees and expenses, to that of the benchmark. The measurement of performance relative to the benchmark can be based on single year or multiple year metrics, or a combination thereof. The benchmark used is the one associated with the fund managed by the portfolio manager as disclosed in the prospectus. Benchmarks vary from strategy to strategy but, within a given strategy, the same benchmark applies to all accounts, including the funds.
Discretionary Bonus/Guaranteed Minimums. Discretionary bonuses may be paid out of an investment team’s fee sharing pool, as determined by the supervisor(s) in the department. In other cases where portfolio managers do not receive fee sharing or where it is determined that the combination of salary and fee sharing does not adequately compensate the portfolio manager, discretionary bonuses may be paid by the applicable TCW entity. Also, pursuant to contractual arrangements, some portfolio managers received minimum bonuses.
Equity Incentives. Management believes that equity ownership aligns the interests of portfolio managers with the interests of the firm and its clients. Accordingly, TCW Group’s key investment professionals participate in equity incentives through ownership or participation in restricted unit plans that vest over time or unit appreciation plans of TCW’s parent company. The plans include the Fixed Income Retention Plan, Restricted Unit Plan and 2013 Equity Unit Incentive Plan.

Under the Fixed Income Retention Plan, certain portfolio managers in the fixed income area were awarded cash and/or partnership units in TCW’s parent company, either on a contractually-determined basis or on a discretionary basis. Awards under this plan were made in 2010 that vest over time.
Under the Restricted Unit Plan, certain portfolio managers in the fixed income and equity areas may be awarded partnership units in TCW’s parent company. Awards under this plan have vested over time, subject to satisfaction of performance criteria.
Under the 2013 Equity Unit Incentive Plan, certain portfolio managers in the fixed income and equity areas may be awarded options to acquire partnership units in TCW’s parent company with a strike price equal to the fair market value of the option at the date of grant. The options granted under this plan are subject to vesting and other conditions.
Other Plans and Compensation Vehicles. Portfolio managers may also elect to participate in the applicable TCW Group’s 401(k) plan, to which they may contribute a portion of their pre-and post-tax compensation to the plan for investment on a tax-deferred basis.

Northern Trust Investments, Inc.
The portfolio manager of MML Equity Index is Brent Reeder.
Other Accounts Managed:
	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Brent Reeder
Registered investment companies**	18	$31,509,024,322	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	0	$0	0	$0

*
The information provided is as of December 31, 2020.

**
Does not include MML Equity Index.

Ownership of Securities:
As of December 31, 2020, the portfolio manager did not own any shares of MML Equity Index.
Conflicts of Interest:
NTI’s portfolio managers are often responsible for managing one or more funds, as well as other accounts, including separate accounts and other pooled investment vehicles. A portfolio manager may manage a separate account or other pooled investment vehicle that may have a materially higher or lower fee arrangement. The side-by-side management of these accounts may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades. In addition, while portfolio managers generally only manage accounts with similar investment strategies, it is possible that due to varying investment restrictions among accounts that certain investments are made for some accounts and not others or conflicting investment positions are taken among accounts. The portfolio managers have a fiduciary responsibility to manage all client accounts in a fair and equitable manner. NTI seeks to provide best execution of all securities transactions and aggregate and then allocate securities to client accounts in a fair and timely manner. To this end, NTI has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management. In addition, NTI has adopted policies limiting the circumstances under which cross-trades may be effected. NTI conducts periodic reviews of trades for consistency with these policies.
Compensation:
The discussion below describes the portfolio managers’ compensation as of December 31, 2020.
The compensation for NTI index portfolio managers is based on the competitive marketplace and consists of a fixed base salary plus a variable annual cash incentive award. In addition, non-cash incentives, such as stock options or restricted stock of Northern Trust Corporation, may be awarded from time to time. The annual incentive award is discretionary and is based on a quantitative and qualitative evaluation of each portfolio manager’s investment performance and contribution to his or her respective team plus the financial performance of the investment business unit and Northern Trust Corporation as a whole. The annual cash incentive award is not based on performance of the Fund(s) or the amount of assets held in the Fund(s). Moreover, no material differences exist between the compensation structure for mutual fund accounts and other types of accounts.

Thompson, Siegel & Walmsley LLC
The portfolio manager of MML Foreign is Brandon H. Harrell.
Other Accounts Managed:
	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Brandon H. Harrell
Registered investment companies**	6	$7,595.3 million	0	$0
Other pooled investment vehicles	6	$1,500.0 million	0	$0
Other accounts	13	$4,823.2 million	0	$0

*
The information provided is as of December 31, 2020.

**
Does not include MML Foreign.

Ownership of Securities:
As of December 31, 2020, the portfolio manager did not own any shares of MML Foreign.
Conflicts of Interest:
Policy
All TSW associates have a duty to act for the benefit of its clients and to act on the clients’ behalf before taking action in the interest of TSW or any of its associates.
Background
As a SEC registered adviser, TSW and its associates are subject to various requirements under the Advisers Act and rules adopted thereunder. These requirements include various anti-fraud provisions which make it unlawful for advisers to engage in any activities which may be fraudulent, deceptive or manipulative.
TSW has a fiduciary responsibility to its advisory clients and as such as a duty of loyalty to always act in utmost good faith, place its clients’ interests first and foremost and to make full and fair disclosure of all material facts and, information as to any potential and/or actual conflicts of interests.
Responsibility
TSW’s CCO has the responsibility for implementing and monitoring TSW’s Conflicts of Interest Policy for content and accuracy.
Procedure
TSW has identified several potential conflicts of interest and adopted various procedures and internal controls to review, monitor and ensure the Firm’s Conflict of Interest Policy is observed, implemented properly and amended or updated, as appropriate. TSW has identified the following potential conflicts and the specific Policy, ADV disclosure, or reference in the Associates Manual which addresses the conflict:
•
Trade allocation/rotation favoring proprietary accounts and/or TSW’s clients with higher fee schedules. TSW’s proprietary accounts and client accounts with higher fee schedules will participate in bunch trades when appropriate, on an equal basis, with TSW clients. This is disclosed in TSW’s disclosure document. TSW’s policies are designed to ensure equitable treatment of all clients’ orders and details may be found in:

■
Side-by-Side Management Policy
■
Trading Policy –Trade Rotation & Allocations

■
Form ADV, Part 2A - Item 6 – Performance Based Fees and Side-by-Side Management and Item 12 – Brokerage Practices – Bunched Trades/Block Trades and Partial Fill Process

•
IPO allocation favoring proprietary accounts or TSW clients with higher fee schedules or performance-based fees. TSW’s allocation policies are designed to ensure equitable treatment of all clients’ orders participating in IPOs. TSW’s four factor process generally requires at least three years of financial history prior to being considered for purchase which makes it less likely that a security would be available under an IPO.

■
Side-by-Side Management Policy
■
Trading Policy and Procedure-Initial Public Offerings (IPOs)
■
Form ADV, Part 2A - Item 6 – Performance Based Fees and Side-by-Side Management and Item 12 – Brokerage Practices – Bunched Trades / Block Trades and Partial Fill Process

•
Trading with an affiliate could be a conflict of interest. TSW has developed an Affiliates Policy that addresses this issue and precludes TSW from trading with its affiliates. The Director of Trading and the Trade Management Oversight Committee has responsibility for overseeing all Firm trading activity to ensure TSW does not trade with its affiliates.

■
Affiliates Policy
■
Form ADV, Part 2A – Item 10 – Other Financial Industry Activities and Affiliations - Broker-Dealer
•
TSW may have a conflict from specific proxy voting issues. TSW’s Proxy Voting Policy addresses potential conflicts of interest by reviewing the relationship of TSW with the issuer of each security to determine if TSW or any of its associates has any financial, business or personal relationship with the issuer, where a conflict might exist. If TSW determines that a material conflict exists, TSW will instruct ISS to vote using ISS’s standard policy guidelines which are derived independently from TSW.

■
Proxy Voting Policy
■
Form ADV, Part 2A – Item 17 - Voting Client Securities
•
Soft Dollar transactions benefit TSW’s research effort by allocating trades to commission sharing arrangement (“CSA”) brokers. TSW’s Soft Dollar Policy is designed to ensure that all research and brokerage services are qualified under the eligibility guidelines of Section 28(e) of the Securities Exchange Act of 1934. All new research or brokerage services and any amendments to existing services are documented in writing. TSW’s Trade Management Oversight Committee has the responsibility to review overall trading, including transaction costs and the allocation to CSAs, to ensure TSW doesn’t misallocate more trades to CSAs for unnecessary or inappropriate services.

■
Soft Dollar Policy
■
Form ADV, Part 2A – Item 12 – Brokerage Practices – Soft Dollars
•
The ability of alternative products to short securities held in other TSW long-only accounts could result in conflicting strategies that could find TSW’s clients at odds with one another. TSW’s Trading Policy addresses this conflict by allowing the WPS strategy to short securities held in a primary strategy with a minimum market capitalization of $10 billion. Rules are written and tested in the trading system, Charles River (“CRD”) to monitor this requirement.

■
Side-by-Side Management Policy
■
Trading Policy
■
Form ADV, Part 2A – Item 6 – Performance-Based Fees and Side-by-Side Management and Item 12 – Brokerage Practices

•
Favoring investment strategies/accounts in which TSW has additional financial interest other than standard fees (LLC and performance-based fee accounts). TSW’s Trading Policies, including allocation procedures, are designed to ensure strategies where TSW has additional financial interest to be treated fairly but will not be in a position to take advantage of that financial interest. Various restrictions are placed in CRD and tests are performed to ensure no accounts in which TSW has a potentially more favorable financial interest take advantage of that position.
■
Side-by-Side Management Policy
■
Trading Policy – Other Trading Considerations
■
Form ADV, Part 2A – Item 6 – Performance-Based Fees and Side-by-Side Management
■
Form ADV, Part 2A – Item 10 – Other Financial Industry Activities and Affiliations
•
TSW associates’ personal trading and the potential use of inside information can create conflicts but are subject to the TSW Code of Ethics and Personal Securities Transactions & Records Policy. TSW associates are required to pre-clear personal transactions as required by the Code of Ethics and transactions are monitored to ensure no associate takes advantage of any TSW client trades.

■
Personal Securities Transactions & Records Policy
■
Code of Ethics
■
Form ADV, Part 2A –Item 11 – Code of Ethics
•
Portfolio Manager Compensation could present a portfolio manager an opportunity to advantage one client or a strategy over another if his/her compensation was so incentivized. TSW’s compensation strategy is not incentivized in that way. TSW’s compensation strategy addresses this potential conflict by providing competitive base salaries commensurate with an individual’s responsibility and providing incentive bonus awards that may significantly exceed base salary. Annually, the TSW Compensation Committee is responsible for determining the discretionary bonus, utilizing an analytical and qualitative assessment process. Factors used to determine compensation are: commitment to TSW’s core values, long-term performance, the product’s strategic position in the overall success of TSW, and support of marketing/client service commitments. Key associates may be awarded cash bonuses, and deferred TSW equity grants. All qualified employees participate in the TSW Employees’ Retirement Plan.

•
Side-by-side management, where a portfolio manager is responsible for managing multiple strategies/accounts, could present instances where a portfolio manager may devote unequal time and attention to each account or strategy. TSW acknowledges that some of its portfolio managers have input to multiple strategies and clients. TSW feels it has addressed this specific potential conflict by adopting Side-By Side Management and Trading Policies.

■
Side-by-Side Management Policy
■
Trading Policy
■
Form ADV, Part 2A – Item 6 – Performance-Based Fees and Side-By-Side Management and Item 12 – Brokerage Practices

•
While acceptable to the SEC, paying for client referrals can result in a conflict of interest. The SEC’s Cash Solicitation Rule (Rule 206(4)-3) details the rules under which an investment adviser may compensate persons who solicit advisory clients. TSW has incorporated those rules and necessary disclosure into its Solicitor Arrangement Policy to prevent any conflict of interest.

■
Solicitor Arrangements Policy
■
Form ADV, Part 2A – Item 14 – Client Referrals and Other Compensation
•
TSW’s related persons are managing members of WPS Capital Fund LLC; TS&W International Large Cap Equity Fund; TS&W International Small Cap Equity Fund; and TS&W Smid Cap Equity Fund (collectively, the “LLCs”), and as such, TSW is deemed to have custody of the assets of the LLCs, which presents an opportunity for a conflict of interest. In order to prevent any conflict in the LLCs, TSW has a third-party administrator provide monthly reports and annually requires the LLCs to be audited by a Public Company Account Oversight

Board (“PCAOB”) approved auditor, who distributes the audited financial statements to investors
■
Custody Policy
■
Form ADV, Part 2A – Item 15 – Custody
•
The receipt of gifts and entertainment from clients or other business associates could influence a TSW associate to improperly favor such clients or other business associates in violation of the associate’s fiduciary duties. TSW associates are subject to its Code of Ethics which requires all associates to identify any gifts given or received in their quarterly compliance reporting. TSW associates are limited to receipt of gifts given or received valued at $100 and entertainment given or received valued at $250, unless approved as an exception from the CCO or Board member that is not otherwise prohibited under applicable rules.

■
Code of Ethics
■
Form ADV, Part 2A – Code of Ethics
While TSW has recognized the conflicts summarized above, it realizes that it cannot identify all possible conflicts that exist or may arise in its business. Regardless of the ability to identify all conflicts, it has been emphasized to all TSW associates through its policies and procedures and Code of Ethics to always act in utmost good faith, place its clients’ interests first and foremost and to make full and fair disclosure of all material facts and information as to any potential and/or actual conflicts of interests.
Compensation:
The discussion below describes the portfolio manager’s compensation as of December 31, 2020.
TSW believes the firm’s compensation structure is competitive within the industry, both nationally and regionally. The Portfolio Manager for MML Foreign is Brandon H. Harrell. Mr. Harrell is considered a key employee and is subject to the following compensation description:
TSW’s compensation strategy is to provide competitive base salaries commensurate with an individual’s responsibility and provide incentive bonus awards that may significantly exceed base salary. Annually, the TSW Compensation Committee is responsible for determining the discretionary bonuses, utilizing an analytical and qualitative assessment process. While it is not a formulaic decision, factors used to determine compensation are: commitment to TSW’s core values (Focus, Integrity, Teamwork, and Excellence), long-term performance, the product’s strategic position in the overall success of TSW, and support of marketing/client service commitments. Some associates may be awarded cash bonuses, and deferred TSW equity grants. All qualified employees participate in the TSW Employees’ Retirement Plan.

T. Rowe Price Associates, Inc.
The portfolio manager of MML Blue Chip Growth is Larry J. Puglia. Mr. Puglia will step down as the portfolio manager of MML Blue Chip Growth on October 1, 2021. Paul D. Greene II will succeed Mr. Puglia as the portolio manager of MML Blue Chip Growth on October 1, 2021.
Other Accounts Managed:
	Number of Accounts Managed 1	Total Assets 1	Number of Accounts Managed for which Advisory Fee is Performance- Based 1	Total Assets 1
Larry J. Puglia 3
Registered investment companies 2	10	$123,732,294,860	0	$0
Other pooled investment vehicles	21	$24,653,565,885	0	$0
Other accounts	16	$8,770,688,259	1	$778,931,870
Paul D. Greene II 4
Registered investment companies 2	0	$0	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	0	$0	0	$0

1
The information provided is as of December 31, 2020.

2
Does not include MML Blue Chip Growth.

3
Mr. Puglia will step down as the portfolio manager of MML Blue Chip Growth on October 1, 2021.

4
Mr. Greene will succeed Mr. Puglia as the portfolio manager of MML Blue Chip Growth on October 1, 2021.

Ownership of Securities:
As of December 31, 2020, the portfolio manager did not own any shares of MML Blue Chip Growth.
The portfolio manager of MML Equity Income is John D. Linehan.
Other Accounts Managed:
	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
John D. Linehan
Registered investment companies**	17	$39,006,717,159	0	$0
Other pooled investment vehicles	18	$15,768,951,826	0	$0
Other accounts	26	$6,442,191,905	0	$0

*
The information provided is as of December 31, 2020.

**
Does not include MML Equity Income.

Ownership of Securities:
As of December 31, 2020, the portfolio manager did not own any shares of MML Equity Income.
The portfolio manager of MML Mid Cap Growth is Brian W. H. Berghuis.

Other Accounts Managed:
	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Brian W. H. Berghuis
Registered investment companies**	9	$66,928,498,192	0	$0
Other pooled investment vehicles	2	$5,808,932,331	0	$0
Other accounts	6	$2,392,335,636	0	$0

*
The information provided is as of December 31, 2020.

**
Does not include MML Mid Cap Growth.

Ownership of Securities:
As of December 31, 2020, the portfolio manager did not own any shares of MML Mid Cap Growth.
The portfolio manager of MML Small Company Value is J. David Wagner.
Other Accounts Managed:
	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
J. David Wagner
Registered investment companies**	4	$12,238,928,296	0	$0
Other pooled investment vehicles	3	$4,056,801,037	0	$0
Other accounts	2	$319,023,690	0	$0

*
The information provided is as of December 31, 2020.

**
Does not include MML Small Company Value.

Ownership of Securities:
As of December 31, 2020, the portfolio manager did not own any shares of MML Small Company Value.
Conflicts of Interest:
Portfolio managers at T. Rowe Price and its affiliates may manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, and foundations), offshore funds, and common trust funds. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio. T. Rowe Price and its affiliates have adopted brokerage and trade allocation policies and procedures that they believe are reasonably designed to address any potential conflicts associated with managing multiple accounts for multiple clients.
T. Rowe Price funds may, from time to time, own shares of Morningstar, Inc. Morningstar is a provider of investment research to individual and institutional investors, and publishes ratings on mutual funds, including the Funds. T. Rowe Price manages the Morningstar retirement plan and acts as subadviser to two mutual funds offered by Morningstar. In addition, T. Rowe Price and its affiliates pay Morningstar for a variety of products and services. In addition, Morningstar may provide investment consulting and investment management services to clients of T. Rowe Price or its affiliates.
Since the T. Rowe Price funds and other accounts have different investment objectives or strategies, potential conflicts of interest may arise in executing investment decisions or trades among client accounts. For example, if T. Rowe Price purchases a security for one account and sells the same security short for another account, such a trading pattern could disadvantage either the account that is long or short. It is possible that short sale activity could adversely affect the market value of long positions in one or more T. Rowe Price funds and other accounts (and vice versa) and create potential trading conflicts, such as when long and short positions are being executed at the same time. To mitigate these potential conflicts of interest, T. Rowe Price has implemented policies and procedures requiring trading and investment decisions to be made in accordance with T. Rowe Price’s fiduciary duties to all accounts, including the T. Rowe Price funds. Pursuant to these policies, portfolio managers are generally prohibited from managing multiple strategies where they hold the same security long in one strategy and short in another, except in certain circumstances, including where an investment oversight committee has specifically reviewed and approved the holdings or strategy. Additionally, T. Rowe Price has implemented policies and procedures that it believes are reasonably designed to ensure the fair and equitable allocation of trades, both long and short, to minimize the impact of trading activity across client accounts. T. Rowe Price monitors short sales to determine whether its procedures are working as intended and that such short sale activity is not materially impacting our trade executions and long positions for other clients.
Compensation:
The discussion below describes the portfolio managers’ compensation as of December 31, 2020.
Portfolio manager compensation consists primarily of a base salary, a cash bonus, and an equity incentive that usually comes in the form of restricted stock grants. Compensation is variable and is determined based on the following factors.
Investment performance over 1-, 3-, 5-, and 10-year periods is the most important input. The weightings for these time periods are generally balanced and are applied consistently across similar strategies. T. Rowe Price (and T. Rowe Price Hong Kong, T. Rowe Price Singapore, T. Rowe Price Japan and T. Rowe Price International, as appropriate) evaluates performance in absolute, relative, and risk-adjusted terms. Relative performance and risk-adjusted performance are typically determined with reference to the broad-based index (e.g., S&P 500 Index) and the Lipper average or index (e.g., Large-Cap Growth Index) set forth in the total returns table in the fund’s prospectus, although other benchmarks may be used as well. Investment results are also measured against comparably managed funds of competitive investment management firms. The selection of comparable funds is approved by the applicable investment steering committee and is the same as the selection presented to the directors of the T. Rowe Price funds in their regular review of fund performance. Performance is primarily measured on a pretax basis, although tax-efficiency is considered.
Compensation is viewed with a long term time horizon. The more consistent a manager’s performance over time, the higher the compensation opportunity. The increase or decrease in a fund’s assets due to the purchase or sale of fund shares is not considered a material factor. In reviewing relative performance for fixed income funds, a fund’s expense ratio is usually taken into account. Contribution to T. Rowe Price’s overall investment process is an important consideration as well. Leveraging ideas and investment insights across the global investment platform, working effectively with and mentoring others, and other contributions to T. Rowe Price’s clients, the firm, or T. Rowe Price’s culture are important components of T. Rowe Price’s long-term success and are generally taken into consideration.
All employees of T. Rowe Price, including portfolio managers, participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis for all employees. Finally, all vice presidents of T. Rowe Price Group, including all portfolio managers, receive supplemental medical/hospital reimbursement benefits and are eligible to participate in a supplemental savings plan sponsored by T. Rowe Price Group.
This compensation structure is used when evaluating the performance of all portfolios managed by the portfolio manager.

Wellington Management Company LLP
The portfolio manager of MML Focused Equity is Donald J. Kilbride.
Other Accounts Managed:
	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Donald J. Kilbride
Registered investment companies**	11	$59,744,539,084	1	$47,410,641,938
Other pooled investment vehicles	11	$563,027,057	2	$19,691,380
Other accounts	31	$3,965,802,366	4	$1,439,402,918

*
The information provided is as of December 31, 2020.

**
Does not include MML Focused Equity.

Ownership of Securities:
As of December 31, 2020, the portfolio manager did not own any shares of MML Focused Equity.
The portfolio manager of MML Mid Cap Growth is Timothy N. Manning.
Other Accounts Managed:
	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Timothy N. Manning
Registered investment companies**	3	$1,017,184,902	1	$436,198,729
Other pooled investment vehicles	6	$1,504,326,620	1	$11,337,172
Other accounts	6	$2,881,903,976	0	$0

*
The information provided is as of December 31, 2020.

**
Does not include MML Mid Cap Growth.

Ownership of Securities:
As of December 31, 2020, the portfolio manager did not own any shares of MML Mid Cap Growth.
The portfolio managers of MML Small Cap Growth Equity are Mario E. Abularach, Steven C. Angeli, Daniel J. Fitzpatrick, Stephen Mortimer, and John V. Schneider.
Other Accounts Managed:
	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Mario E. Abularach
Registered investment companies**	6	$11,530,550,579	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	1	$30,705,324	0	$0
Steven C. Angeli
Registered investment companies**	8	$2,669,183,426	0	$0
Other pooled investment vehicles	20	$3,458,589,513	7	$1,029,819,386
Other accounts	11	$3,408,599,507	1	$593,315,984
Daniel J. Fitzpatrick
Registered investment companies**	2	$7,785,449,607	1	$7,567,091,031
Other pooled investment vehicles	4	$1,105,095,074	0	$0
Other accounts	10	$2,578,755,119	2	$109,007,799
Stephen Mortimer
Registered investment companies**	12	$16,451,415,273	0	$0
Other pooled investment vehicles	8	$456,399,013	2	$83,290,418
Other accounts	3	$853,928,575	1	$250,404,849
John V. Schneider
Registered investment companies**	4	$2,197,723,360	0	$0
Other pooled investment vehicles	1	$1,564,458	0	$0
Other accounts	0	$0	0	$0

*
The information provided is as of December 31, 2020.

**
Does not include MML Small Cap Growth Equity.

Ownership of Securities:
As of December 31, 2020, the portfolio managers, except Mr. Schneider, did not own any shares of MML Small Cap Growth Equity. As of December 31, 2020, Mr. Schneider owned $1-$10,000 of shares of MML Small Cap Growth Equity.
Conflicts of Interest:
Individual investment professionals at Wellington Management manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions, such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. Each Fund’s managers listed in the prospectus who are primarily responsible for the day-to-day management of the Funds (“Investment Professionals”) generally manage accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the Funds. The Investment Professionals make investment decisions for each account, including the relevant Fund, based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that account. Consequently, the Investment Professionals may purchase or sell securities, including IPOs, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the relevant Fund and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of the relevant Fund.
The Investment Professionals or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the relevant Fund, or make investment decisions that are similar to those made for the relevant Fund, both of which have the potential to adversely impact the relevant Fund depending on market conditions. For example, an investment professional may purchase a security in one account while appropriately selling that same security in another account. Similarly, an Investment Professional may purchase the same security for the relevant Fund and one or more other accounts at or about the same time. In those instances the other accounts will have access to their respective holdings prior to the public disclosure of the relevant Fund’s holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees Wellington Management receives for managing the Funds. Messrs. Angeli, Fitzpatrick, Kilbride, Manning, and Mortimer also manage accounts, which pay performance allocations to Wellington Management or its affiliates. Because incentive payments paid by Wellington Management to the Investment Professionals are tied to revenues earned by Wellington Management and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by the given Investment Professional. Finally, the Investment Professionals may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.
Wellington Management’s goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with Wellington Management’s Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management’s investment professionals. Although Wellington Management does not track the time an investment professional spends on a single account, Wellington Management does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional’s various client mandates.
Compensation:
Wellington Management receives a fee based on the assets under management of each Fund as set forth in the Investment Subadvisory Agreements between Wellington Management and MML Advisers on behalf of each Fund. Wellington Management pays its investment professionals out of its total revenues, including the advisory fees earned with respect to each Fund. The following information relates to the fiscal year ended December 31, 2020.
Wellington Management’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management’s compensation of each Fund’s managers listed in the prospectus who are primarily responsible for the day-to-day management of the Funds (“Investment Professionals”) includes a base salary and incentive components. The base salary for each Investment Professional who is a partner (a “Partner”) of Wellington Management Group LLP, the ultimate holding company of Wellington Management, is generally a fixed amount that is determined by the managing partners of Wellington Management Group LLP. The base salary for each other Investment Professional is determined by the Investment Professionals’ experience and performance in their role as an Investment Professional. Base salaries for Wellington Management’s employees are reviewed annually and may be adjusted based on the recommendation of an Investment Professional’s manager, using guidelines established by Wellington Management’s Compensation Committee, which has final oversight responsibility for base salaries of employees of the firm. Each Investment Professional is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the Fund managed by the Investment Professional and generally each other account managed by such Investment Professional. Each Investment Professional’s incentive payment relating to the relevant Fund is linked to the gross pre-tax performance of the portion of the Fund managed by the Investment Professional compared to the benchmark index and/or peer group identified below over one, three, and five year periods, with an emphasis on five year results. Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other accounts managed by these Investment Professionals, including accounts with performance fees.

Portfolio-based incentives across all accounts managed by an investment professional can, and typically do, represent a significant portion of an investment professional’s overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Investment Professionals may also be eligible for bonus payments based on their overall contribution to Wellington Management’s business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on other factors. Each Partner is eligible to participate in a Partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula. Messrs. Abularach, Angeli, Fitzpatrick, Kilbride, Manning, and Mortimer are Partners.
Fund	Benchmark and/or Peer Group
MML Focused Equity	Russell 1000 Index
MML Mid Cap Growth	Russell Mid Cap Growth Index
MML Small Cap Growth Equity (portfolio managed by Mr. Fitzpatrick)	Russell 2000 Index
MML Small Cap Growth Equity (portfolio managed by Messrs. Abularach, Angeli, Mortimer, and Schneider)	Russell 2000 Growth Index

MML SERIES INVESTMENT FUND
1295 STATE STREET
SPRINGFIELD, MASSACHUSETTS 01111-0001
STATEMENT OF ADDITIONAL INFORMATION
THIS STATEMENT OF ADDITIONAL INFORMATION (“SAI”) IS NOT A PROSPECTUS. IT SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS OF MML SERIES INVESTMENT FUND (THE “TRUST”) DATED MAY 1, 2021, AS AMENDED FROM TIME TO TIME (THE “PROSPECTUS”). THIS SAI INCORPORATES HEREIN THE FINANCIAL STATEMENTS OF THE FUNDS BY REFERENCE TO THE TRUST’S ANNUAL REPORTS AS OF DECEMBER 31, 2020 (THE “ANNUAL REPORTS”). TO OBTAIN A PROSPECTUS OR AN ANNUAL REPORT, CALL TOLL-FREE 1-888-309-3539, OR WRITE THE TRUST AT THE ABOVE ADDRESS.
THIS SAI RELATES TO THE FOLLOWING FUNDS:
•
MML CONSERVATIVE ALLOCATION FUND

INITIAL CLASS
SERVICE CLASS
•
MML BALANCED ALLOCATION FUND

INITIAL CLASS
SERVICE CLASS
•
MML MODERATE ALLOCATION FUND

INITIAL CLASS
SERVICE CLASS
•
MML GROWTH ALLOCATION FUND

INITIAL CLASS
SERVICE CLASS
•
MML AGGRESSIVE ALLOCATION FUND

INITIAL CLASS
SERVICE CLASS
•
MML AMERICAN FUNDS GROWTH FUND

SERVICE CLASS I
•
MML AMERICAN FUNDS

INTERNATIONAL FUND
SERVICE CLASS I
•
MML AMERICAN FUNDS CORE ALLOCATION FUND

SERVICE CLASS I

DATED MAY 1, 2021
B-1

B-2

GENERAL INFORMATION
MML Series Investment Fund (the “Trust”) is an open-end management investment company having separate investment portfolios. This Statement of Additional Information (“SAI”) provides information regarding the following eight diversified investment portfolios: MML Conservative Allocation Fund (“MML Conservative Allocation”), MML Balanced Allocation Fund (“MML Balanced Allocation”), MML Moderate Allocation Fund (“MML Moderate Allocation”), MML Growth Allocation Fund (“MML Growth Allocation”), MML Aggressive Allocation Fund (“MML Aggressive Allocation”), MML American Funds Growth Fund (“MML Growth Fund”), MML American Funds International Fund (“MML International Fund”), and MML American Funds Core Allocation Fund (“MML Core Allocation Fund”) (collectively, the “Funds” of the Trust). Each Fund has its own investment objective and policies and is designed to meet different investment needs.
The Trust was organized as a business trust under the laws of The Commonwealth of Massachusetts pursuant to an Agreement and Declaration of Trust dated December 19, 1984, as restated May 14, 1993, and further amended and restated as of December 15, 2011, as it may be further amended from time to time (the “Declaration of Trust”). The Trust makes shares of the Funds available for the investment of assets of various separate investment accounts established by Massachusetts Mutual Life Insurance Company (“MassMutual”) and by its life insurance company subsidiaries, including MML Bay State Life Insurance Company (“MML Bay State”) and C.M. Life Insurance Company (“C.M. Life”). Shares of the Funds are offered solely to separate investment accounts established by MassMutual and its life insurance company subsidiaries.
MML Investment Advisers, LLC (“MML Advisers”) is responsible for providing investment advisory, management, and administrative services needed by the Funds pursuant to investment management agreements and administrative services agreements. MML Advisers is registered with the Securities and Exchange Commission (the “SEC”) as an investment adviser.
American Funds Insurance Series is an open-end investment company that was organized as a Massachusetts business trust on September 13, 1983. The American Funds Insurance Series—Growth Fund (the “Master Growth Fund”) and the American Funds Insurance Series—International Fund (the “Master International Fund”) (collectively, the “Master Funds”) are two of 34 funds currently offered by the American Funds Insurance Series, each with its own investment objective. Each Master Fund is a diversified fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). Shareholders of American Funds Insurance Series approved a proposal to reorganize the Series to a Delaware statutory trust. However, American Funds Insurance Series reserved the right to delay implementing the reorganization, and has elected to do so.
ADDITIONAL INVESTMENT POLICIES
Each Fund has a distinct investment objective which it pursues through separate investment policies, as described in the Prospectus and below. The fundamental investment policies and fundamental investment restrictions of a Fund may not be changed without the vote of a majority of that Fund’s outstanding voting securities (which, under the 1940 Act and the rules thereunder and as used in this SAI and in the Prospectus, means the lesser of (l) 67% of the shares of that Fund present at a meeting if the holders of more than 50% of the outstanding shares of that Fund are present in person or by proxy, or (2) more than 50% of the outstanding shares of that Fund). The Board of Trustees of the Trust (the “Board”) may adopt new or amend or delete existing non-fundamental investment policies and restrictions without shareholder approval. There is no guarantee that any Fund will achieve its investment objective.
MML Allocation Funds
Each of the MML Conservative Allocation, MML Balanced Allocation, MML Moderate Allocation, MML Growth Allocation, and MML Aggressive Allocation seeks to achieve its investment objective by investing in a combination of U.S. domestic and international mutual funds sponsored by MassMutual or non-affiliates (“MML Underlying Funds”)1 using an asset allocation strategy. MML Underlying Funds may purchase various securities and investment related instruments and make use of various investment techniques, including, but not limited to, those described below.
1
MML Underlying Funds can include series of the MML Series Investment Fund and MML Series Investment Fund II (advised by MML Advisers, a wholly-owned subsidiary of MassMutual), as well as non-affiliated mutual funds (mutual funds not advised by MML Advisers).

B-3

Certain Investment Limitations and Guidelines of the Master Funds and American Underlying Funds
Under the master-feeder structure, each of MML Growth Fund and MML International Fund (the “Feeder Funds”) invests all of its assets in a corresponding Master Fund. The MML Core Allocation Fund is a “fund of funds” that seeks to achieve its investment objective by investing in a combination of series of the American Funds Insurance Series (“American Underlying Funds,” and together with the MML Underlying Funds, collectively, “Underlying Funds”) using a flexible asset allocation approach. The following provides additional information about each Master Fund and American Underlying Fund’s investment limitations and guidelines. Please note that compliance with the following limitations and guidelines are considered at the time of purchase, under normal circumstances, and are based on a percentage of each Master Fund’s or American Underlying Fund’s net assets (excluding, for the avoidance of doubt, collateral held in connection with securities lending activities), unless otherwise noted. The summary is not intended to reflect all of the Master Fund’s and American Underlying Fund’s investment limitations. Please see Appendix D for further information regarding the Master Funds and the American Underlying Funds. A copy of the American Funds Insurance Series Statement of Additional Information can be obtained from MassMutual or the SEC’s EDGAR database.
Master Growth Fund/American Funds Insurance Series—Growth Fund
General
•
The fund invests at least 65% of its assets in common stocks.

Investing outside the U.S.
•
The fund may invest up to 25% of its assets in securities of issuers domiciled outside the United States.

•
In determining the domicile of an issuer, Capital Research and Management Company (“Capital Research”), the fund’s investment adviser, will consider the domicile determination of a leading provider of global indexes, such as Morgan Stanley Capital International, and may also take into account such factors as where the issuer’s securities are listed and where the issuer is legally organized, maintains principal corporate offices, conducts its principal operations and/or generates revenues.

Debt instruments
•
The fund may invest up to 10% of its assets in straight debt securities (i.e., debt securities that do not have equity conversion or purchase rights) rated Ba1 or below and BB+ or below by NRSROs, or unrated but determined to be of equivalent quality by the fund’s investment adviser. The fund currently intends to look to the ratings from Moody’s Investors Services, Standard & Poor’s Ratings Services, and Fitch Ratings. If ratings agencies differ, securities will be considered to have received the highest of these ratings, consistent with the fund’s investment policies.

Master International Fund/American Funds Insurance Series—International Fund
General
•
The fund invests at least 65% of its assets in common stocks of companies domiciled outside the United States.

Debt instruments
•
The fund may invest up to 5% of its assets in straight debt securities (i.e., debt securities that do not have equity conversion or purchase rights) rated Baa1 or below and BBB+ or below by NRSROs or in unrated securities that are determined to be of equivalent quality by the fund’s investment adviser. The fund currently intends to look to the ratings from Moody’s Investors Services, Standard & Poor’s Ratings Services, and Fitch Ratings. If ratings agencies differ, securities will be considered to have received the highest of these ratings, consistent with the fund’s investment policies.

Investing outside the U.S.
•
In determining the domicile of an issuer, Capital Research, the fund’s investment adviser, will consider the domicile determination of a leading provider of global indexes, such as Morgan Stanley Capital International, and may also take into account such factors as where the issuer’s securities are listed and where the issuer is

B-4

legally organized, maintains principal corporate offices, conducts its principal operations and/or generates revenues.
American Funds Insurance Series—Washington Mutual Investors Fund
General
•
As set forth in its prospectus, generally, common stocks and securities convertible into common stocks of issuers on the fund’s Eligible List may be purchased by the fund; however, the fund may also hold, to a limited extent, short-term U.S. government securities, cash and cash equivalents.

•
Normally, the fund invests at least 80% of its assets in dividend-paying common stocks of companies of larger, more established companies domiciled in the United States with market capitalizations greater than $4.0 billion. Though the fund’s investment adviser does not intend to change the manner in which the fund is managed, this investment guideline will be phased out as a disclosed limit on or about November 1, 2021.

Investing outside the U.S.
•
The fund may invest up to 10% of its assets in securities of certain companies domiciled outside the United States (that is, not organized under the laws of the United States or any state thereof or the District of Columbia) and not included in the S&P 500 Index as further described in Appendix D under “Washington Mutual Investors Fund and its investment policies.”

•
In determining the domicile of an issuer, Capital Research, the fund’s investment adviser, will consider the domicile determination of a leading provider of global indexes, such as Morgan Stanley Capital International, and may also take into account such factors as where the issuer’s securities are listed and where the issuer is legally organized, maintains principal corporate offices, conducts its principal operations and/or generates revenues.

American Funds Insurance Series—The Bond Fund of America
•
The fund will invest at least 80% of its assets in bonds and other debt instruments, including cash equivalents and certain preferred securities. For purposes of this investment guideline, investments may be represented by derivative instruments, such as futures contracts and swap agreements.

•
The fund will invest at least 60% of its assets in debt securities rated A3 or better or A- or better by Nationally Recognized Statistical Rating Organizations, or NRSROs, designated by the fund’s investment adviser or unrated but determined to be of equivalent quality by the fund’s investment adviser, including U.S. government securities, money market instruments or cash. The fund currently intends to look to the ratings from Moody’s Investors Service, Standard & Poor’s Ratings Services, and Fitch Ratings. If rating agencies differ, securities will be considered to have received the highest of these ratings, consistent with the fund’s investment policies.

•
The fund may invest up to 40% of its assets in debt securities rated below A3 and below A- by NRSROs designated by the fund’s investment adviser or unrated but determined to be of equivalent quality by the fund’s investment adviser.

•
The fund may invest up to 10% of its assets in debt securities rated Ba1 or below and BB+ or below by NRSROs designated by the fund’s investment adviser or unrated but determined to be of equivalent quality by the fund’s investment adviser.

•
While the fund may not make direct purchases of common stocks or warrants or rights to acquire common stocks, the fund may invest in debt securities that are issued together with common stock or other equity interests or in securities that have equity conversion, exchange or purchase rights. The fund may hold up to 5% of its assets in common stock, warrants and rights acquired after sales of the corresponding debt securities or received in exchange for debt securities.

•
In determining the domicile of an issuer, Capital Research, the fund’s investment adviser, will consider the domicile determination of a leading provider of global indexes, such as Morgan Stanley Capital International, and may also take into account such factors as where the issuer’s securities are listed and where the issuer is

B-5

legally organized, maintains principal corporate offices, conducts its principal operations and/or generates revenues.
American Funds Insurance Series—Growth-Income Fund
General
•
The fund invests primarily in common stocks or other securities that demonstrate the potential for appreciation and/or dividends.

Investing outside the U.S.
•
The fund may invest up to 15% of its assets in securities of issuers domiciled outside the United States.

•
In determining the domicile of an issuer, Capital Research, the fund’s investment adviser, will consider the domicile determination of a leading provider of global indexes, such as Morgan Stanley Capital International, and may also take into account such factors as where the issuer’s securities are listed and where the issuer is legally organized, maintains principal corporate offices, conducts its principal operations and/or generates revenues.

Debt instruments
•
The fund may invest up to 5% of its assets in straight debt securities rated Ba1 or below and BB+ or below by NRSROs, or unrated but determined to be of equivalent quality by the fund’s investment adviser. The fund currently intends to look to the ratings from Moody’s Investors Services, Standard & Poor’s Ratings Services, and Fitch Ratings. If ratings agencies differ, securities will be considered to have received the highest of these ratings, consistent with the fund’s investment policies.

Description of Portfolio Instruments and Investment Policies
Unless otherwise specified, each Fund may engage in the investment practices and techniques described below to the extent consistent with such Fund’s investment objective and fundamental investment restrictions. Not all Funds necessarily will utilize all or any of these practices and techniques at any one time or at all. Since each Fund does not invest directly in securities but rather invests directly in its corresponding Master Fund and Underlying Funds, each Fund is subject to the risks described below indirectly through its investment in the Master Fund or Underlying Funds, which invest directly in securities. In the event that the Board determines that it is in the best interests of a Fund to withdraw its entire investment in a Master Fund or an Underlying Fund and instead allow the Adviser to direct the investment/reinvestment of the Fund’s assets directly in securities, then the Fund would be directly subject to the following instruments and techniques and related risks, as applicable. Investment policies and restrictions described below are non-fundamental and may be changed by the Trustees without shareholder approval, unless otherwise noted. Except as otherwise stated, references in this section to “the Funds,” “each Fund,” or “a Fund” may relate to the Funds, a Master Fund, and/or one or more Underlying Funds. For a description of the ratings of corporate debt securities and money market instruments in which the various Funds may invest, reference should be made to Appendix A.
Asset-Based Securities
A Fund may invest in debt, preferred, or convertible securities, the principal amount, redemption terms, or conversion terms of which are related to the market price of some natural resource asset such as gold bullion. These securities are referred to as “asset-based securities.” If an asset-based security is backed by a bank letter of credit or other similar facility, the investment adviser or subadviser may take such backing into account in determining the creditworthiness of the issuer. While the market prices for an asset-based security and the related natural resource asset generally are expected to move in the same direction, there may not be perfect correlation in the two price movements. Asset-based securities may not be secured by a security interest in or claim on the underlying natural resource asset. The asset-based securities in which a Fund may invest may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Certain asset-based securities may be payable at maturity in cash at the stated principal amount or, at the option of the holder, directly in a stated amount of the asset to which it is related. In such instance, because no Fund presently intends to invest directly in natural resource assets, a Fund would sell the asset-based security in the secondary market, to the extent one exists, prior to maturity if the value of the stated amount of the asset exceeds the stated principal amount and thereby realize the appreciation in the underlying asset. Certain restrictions imposed on the Funds by the Internal Revenue Code of 1986, as amended (the “Code”), may limit the Funds’ ability to invest in certain natural resource-based securities.
B-6

Precious Metal-Related Securities.   A Fund may invest in the equity securities of companies that explore for, extract, process, or deal in precious metals (e.g., gold, silver, and platinum), and in asset-based securities indexed to the value of such metals. Such securities may be purchased when they are believed to be attractively priced in relation to the value of a company’s precious metal-related assets or when the values of precious metals are expected to benefit from inflationary pressure or other economic, political, or financial uncertainty or instability. Based on historical experience, during periods of economic or financial instability the securities of companies involved in precious metals may be subject to extreme price fluctuations, reflecting the high volatility of precious metal prices during such periods. In addition, the instability of precious metal prices may result in volatile earnings of precious metal-related companies, which may, in turn, adversely affect the financial condition of such companies.
The major producers of gold include the Republic of South Africa, Russia, Canada, the United States, Brazil, and Australia. Sales of gold by Russia are largely unpredictable and often relate to political and economic considerations rather than to market forces. Economic, financial, social, and political factors within South Africa may significantly affect South African gold production.
Bank Capital Securities
A Fund may invest in bank capital securities. Bank capital securities are issued by banks to help fulfill their regulatory capital requirements. Many bank capital securities are commonly thought of as hybrids of debt and preferred stock. Some bank capital securities are perpetual (with no maturity date), callable, and have a cumulative interest deferral feature. This means that under certain conditions, the issuer bank can withhold payment of interest until a later date, likely increasing the credit and interest rate risks of an investment in those securities. Investments in bank capital securities are subject to the risks of other debt investments, such as default and non-payment, as well as certain other risks, such as the risk that bank regulators may force the bank to dissolve, merge, restructure its capitalization, or take other actions intended to prevent its failure or ensure its orderly resolution. Bank regulators in certain jurisdictions have broad authorities they may use to prevent the failure of banking institutions or to stabilize the banking industry, all of which may adversely affect the values of investments in bank capital securities and other bank obligations, including those of other banks.
Bank Loans
A Fund may invest in bank loans including, for example, corporate loans, loan participations, direct debt, bank debt, and bridge debt. A Fund may invest in a loan by lending money to a borrower directly as part of a syndicate of lenders. In a syndicated loan, the agent that originated and structured the loan typically administers and enforces the loan on behalf of the syndicate. In such cases, the agent is normally responsible for the collection of principal and interest payments from the borrower and the apportionment of these payments to the credit of all institutions that are parties to the loan agreement. A Fund will generally rely on the agent to receive and forward to the Fund its portion of the principal and interest payments on the loan. Failure by the agent to fulfill its obligations may delay or adversely affect receipt of payment by a Fund.
A Fund may invest in loans through novations, assignments, and participation interests. In a novation, a Fund typically assumes all of the rights of a lending institution in a loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. When a Fund takes an assignment of a loan, the Fund acquires some or all of the interest of another lender (or assignee) in the loan. In such cases, the Fund may be required generally to rely upon the assignor to demand payment and enforce rights under the loan. (There may be one or more assignors prior in time to the Fund.) If a Fund acquires a participation in the loan made by a third party loan investor, the Fund typically will have a contractual relationship only with the loan investor, not with the borrower. As a result, a Fund may have the right to receive payments of principal, interest, and any fees to which it is entitled only from the loan investor selling the participation and only upon receipt by such loan investor of such payments from the borrower. In connection with participations, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights with respect to any funds acquired by other loan investors through set-off against the borrower, and the Fund may not directly benefit from the collateral supporting the loan in which it has purchased the participation. As a result, a Fund assumes the credit risk of both the borrower and the loan investor selling the participation. In the event of the insolvency of the loan investor selling a participation, a Fund may be treated as a general creditor of such loan investor. In addition, because loan participations are not generally rated by independent credit rating agencies, a decision by a Fund to invest in a particular loan participation will depend almost exclusively on its investment adviser’s or subadviser’s credit analysis of the borrower.
Loans in which a Fund may invest are subject generally to the same risks as debt securities in which the Fund may invest. In addition, loans in which a Fund may invest, including bridge loans, are generally made to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs, and other corporate activities, including bridge loans. A
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significant portion of the loans purchased by a Fund may represent interests in loans made to finance highly leveraged corporate acquisitions, known as “leveraged buy-out” transactions, leveraged recapitalization loans, and other types of acquisition financing. The highly leveraged capital structure of the borrowers in such transactions may make such loans especially vulnerable to adverse changes in economic or market conditions.
Loans generally are subject to restrictions on transfer, and only limited opportunities may exist to sell loans in secondary markets. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. As a result, a Fund may be unable to sell loans at a time when it may otherwise be desirable to do so or may be able to sell them only at a price that is less than their fair market value. The settlement time for certain loans is longer than the settlement time for many other types of investments, and a Fund may not receive the payment for a loan sold by it until well after the sale; that cash would be unavailable for payment of redemption proceeds or for reinvestment.
Certain of the loans acquired by a Fund may involve revolving credit facilities under which a borrower may from time to time borrow and repay amounts up to the maximum amount of the facility. In such cases, the Fund would have an obligation to advance its portion of such additional borrowings upon the terms specified in the loan participation. A Fund may be required to fund such advances at times and in circumstances where the Fund might not otherwise choose to make a loan to the borrower.
The value of collateral, if any, securing a loan can decline, or may be insufficient to meet the borrower’s obligations or difficult to liquidate, or a Fund may be prevented or delayed from realizing the collateral. In addition, a Fund’s access to collateral may be limited by bankruptcy or other insolvency laws. If a secured loan is foreclosed, a Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. A bankruptcy or restructuring can result in the loan being converted to an equity ownership interest in the borrower. In addition, under legal theories of lender liability, a Fund potentially might be held liable as a co-lender.
Loans may not be considered “securities,” and a Fund that purchases a loan may not be entitled to rely on anti-fraud and other protections under the federal securities laws.
Below Investment Grade Debt Securities
A Fund may purchase below investment grade debt securities, sometimes referred to as “junk” or “high yield” bonds. The lower ratings of certain securities held by a Fund reflect a greater possibility that adverse changes in the financial condition of the issuer, or in general economic conditions, or both, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal. The inability (or perceived inability) of issuers to make timely payment of interest and principal would likely make the values of securities held by the Fund more volatile and could limit the Fund’s ability to sell its securities at prices approximating the values a Fund had placed on such securities. In the absence of a liquid trading market for securities held by it, the Fund may be unable at times to establish the fair market value of such securities. The rating assigned to a security by S&P Global Ratings (“S&P”) or Moody’s Investors Service, Inc. (“Moody’s”) does not reflect an assessment of the volatility of the security’s market value or of the liquidity of an investment in the security. (The term “below investment grade debt securities” includes securities that are not rated but are considered by a Fund’s investment adviser or subadviser to be of comparable quality to other below investment grade debt securities.)
Like those of other fixed income securities, the values of below investment grade debt securities fluctuate in response to changes in interest rates. Thus, a decrease in interest rates generally will result in an increase in the value of a Fund’s fixed income securities. Conversely, during periods of rising interest rates, the value of a Fund’s fixed income securities generally will decline. In addition, the values of such securities are also affected by changes in general economic conditions and business conditions, which are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher grade securities. Changes by recognized rating services in their ratings of any fixed income security and in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. Changes in the values of portfolio securities generally will not affect cash income derived from such securities, but will affect the Fund’s net asset value (“NAV”).
Issuers of below investment grade debt securities are often highly leveraged, so their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. In the past, economic downturns or increases in interest rates have, under certain circumstances, resulted in a higher incidence of default by the issuers of these instruments and are likely to do so in the future, especially in the case of highly leveraged issuers. In addition, such issuers may not have more traditional methods of financing available to them, and may be unable to repay debt at maturity by refinancing. The risk of loss due to default in payment of interest or principal by such issuers is significantly greater because such securities frequently are unsecured and subordinated to the prior payment of senior
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indebtedness. Certain of the below investment grade debt securities in which a Fund may invest are issued to raise funds in connection with the acquisition of a company, in so-called “leveraged buy-out” transactions. The highly leveraged capital structure of such issuers may make them especially vulnerable to adverse changes in economic conditions.
Under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, a Fund could find it more difficult to sell below investment grade debt securities when the Fund’s investment adviser or subadviser believes it advisable to do so or may be able to sell such securities only at prices lower than might otherwise be available. Consolidation in the financial services industry has resulted in there being fewer market makers for high yield bonds, which may result in further risk of illiquidity and volatility with respect to high yield bonds held by a Fund, and this trend may continue in the future. Furthermore, high yield bonds held by a Fund may not be registered under the Securities Act of 1933, as amended (the “1933 Act”), and, unless so registered, a Fund will not be able to sell such high yield bonds except pursuant to an exemption from registration under the 1933 Act. This may further limit the Fund’s ability to sell high yield debt securities or to obtain the desired price for such securities. In many cases, below investment grade debt securities may be purchased in private placements and, accordingly, will be subject to restrictions on resale as a matter of contract or under securities laws. Under such circumstances, it may also be more difficult to determine the fair values of such securities for purposes of computing a Fund’s NAV. In order to enforce its rights in the event of a default by an issuer of below investment grade debt securities, a Fund may be required to take possession of and manage assets securing the issuer’s obligations on such securities, which may increase the Fund’s operating expenses and adversely affect the Fund’s NAV. A Fund may also be limited in its ability to enforce its rights and may incur greater costs in enforcing its rights in the event an issuer becomes the subject of bankruptcy proceedings. In addition, the Funds’ intention or ability to qualify as “regulated investment companies” under the Code may limit the extent to which a Fund may exercise its rights by taking possession of such assets.
Certain securities held by a Fund may permit the issuer at its option to “call,” or redeem, its securities. If an issuer were to redeem securities held by a Fund during a time of declining interest rates, the Fund may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.
The prices for below investment grade debt securities may be affected by legislative and regulatory developments. Below investment grade debt securities may also be subject to certain risks not typically associated with “investment grade” securities, such as the following: (i) reliable and objective information about the value of below investment grade debt securities may be difficult to obtain because the market for such securities may be thinner and less active than that for investment grade obligations; (ii) adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower than investment grade obligations, and, in turn, adversely affect their market; (iii) companies that issue below investment grade debt securities may be in the growth stage of their development, or may be financially troubled or highly leveraged, so they may not have more traditional methods of financing available to them; (iv) when other institutional investors dispose of their holdings of below investment grade debt securities, the general market and the prices for such securities could be adversely affected; and (v) the market for below investment grade debt securities could be impaired if legislative proposals to limit their use in connection with corporate reorganizations or to limit their tax and other advantages are enacted.
Borrowings
A Fund is required at all times to maintain its assets at a level at least three times the amount of all of its borrowings (the “300% asset coverage test”). Borrowings for this purpose include obligations under any futures contract on a debt obligation. The SEC has taken the position that certain transactions, such as entering into reverse repurchase agreements, engaging in dollar roll transactions, selling securities short (other than short sales “against-the-box”), buying and selling certain derivatives (such as futures contracts), and selling (or writing) put and call options, and other trading practices that have a leveraging effect on the capital structure of a fund or are economically equivalent to borrowing can be viewed as borrowing by the fund for purposes of the 1940 Act. A borrowing transaction (including, without limitation, a reverse repurchase agreement transaction) will not be considered to constitute the issuance of a “senior security” by a fund, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund (1) maintains an offsetting financial position; (2) segregates liquid assets equal (as determined on a daily mark-to-market basis) in value to the fund’s potential economic exposure under the borrowing transaction; or (3) otherwise “covers” the transaction in accordance with SEC guidance. Any borrowings that come to exceed the 300% asset coverage requirement will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with this requirement.
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Cash and Short-Term Debt Securities
Money Market Instruments Generally.   The Funds may invest in money market securities, including money market funds. Money market securities are high-quality, short-term debt instruments that may be issued by the U.S. Government, corporations, banks, or other entities. They may have fixed, variable, or floating interest rates. Some money market securities in which the Funds may invest are described below.
Bank Obligations.   The Funds may invest in bank obligations, including certificates of deposit, time deposits, bankers’ acceptances, and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic and foreign branches of foreign banks, domestic savings and loan associations, and other banking institutions.
Certificates of deposit (“CDs”) are negotiable certificates evidencing the obligations of a bank to repay funds deposited with it for a specified period of time. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by the Funds will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation. Bankers’ acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations, bearing fixed, floating, or variable interest rates.
The Funds may invest in certificates of deposit and bankers’ acceptances of U.S. banks and savings and loan associations, London branches of U.S. banks, and U.S. branches of foreign banks. Obligations of foreign banks and of foreign branches of U.S. banks may be affected by foreign governmental action, including imposition of currency controls, interest limitations, withholding or other taxes, seizure of assets, or the declaration of a moratorium or restriction on payments of principal or interest. Foreign banks and foreign branches of U.S. banks may provide less public information than, and may not be subject to the same accounting, auditing, and financial recordkeeping standards as, domestic banks.
Cash, Short-Term Instruments, and Temporary Investments.   The Funds may hold a significant portion of their assets in cash or cash equivalents at the sole discretion of the Fund’s investment adviser or subadviser. The Funds’ investment adviser or subadvisers will determine the amount of the Funds’ assets to be held in cash or cash equivalents at their sole discretion, based on such factors as they may consider appropriate under the circumstances. The Funds may hold a portion of their assets in cash, for example, in order to provide for expenses or anticipated redemption payments or for temporary defensive purposes. The Funds may also hold a portion of their assets in cash as part of the Funds’ investment programs or asset allocation strategies, in amounts considered appropriate by the Funds’ investment adviser or subadvisers. To the extent the Funds hold assets in cash and otherwise uninvested, its investment returns may be adversely affected and the Funds may not achieve their respective investment objectives. The Funds may invest in high quality money market instruments. The instruments in which the Funds may invest include, without limitation: (i) short-term obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (including government-sponsored enterprises); (ii) CDs, bankers’ acceptances, fixed time deposits, and other obligations of domestic banks (including foreign branches); (iii) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than one year; (iv) repurchase agreements; and (v) short-term obligations of foreign banks (including U.S. branches).
Commercial Paper and Short-Term Corporate Debt Instruments.   The Funds may invest in commercial paper (including variable amount master demand notes) consisting of short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and, other than asset-backed commercial paper, usually has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payee of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. The investment adviser or subadvisers monitor on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand. The Funds also may invest in non-convertible corporate debt securities (e.g., bonds and debentures) with not more than one year remaining to maturity at the date of settlement.
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Letters of Credit.   Certain of the debt obligations (including municipal securities, certificates of participation, commercial paper, and other short-term obligations) which the Funds may purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association, or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer.
Commodities
A Fund may invest directly or indirectly in commodities (such as precious metals or natural gas). Commodity prices can be more volatile than prices of other types of investments and can be affected by a wide range of factors, including changes in overall market movements, speculative investors, real or perceived inflationary trends, commodity index volatility, changes in interest rates or currency exchange rates, population growth and changing demographics, nationalization, expropriation, or other confiscation, changes in the costs of discovering, developing, refining, transporting, and storing commodities, the success of commodity exploration projects, temporary or long-term price dislocations and inefficiencies in commodity markets generally or in the market for a particular commodity, international or local regulatory, political, and economic developments (for example, regime changes and changes in economic activity levels), and developments affecting a particular region, industry, or commodity, such as drought, floods, or other weather conditions, livestock disease, epidemics, trade embargoes, energy conservation, competition from substitute products, transportation bottlenecks or shortages, fluctuations in supply and demand, and tariffs. Exposure to commodities can cause the NAV of a Fund’s shares to decline or fluctuate in a rapid and unpredictable manner. Commodity prices may be more or less volatile than securities of companies engaged in commodity-related businesses. Investments in commodity-related companies are subject to the risk that the performance of such companies may not correlate with the broader equity market or with returns on commodity investments to the extent expected by the investment adviser or subadviser. Such companies may be significantly affected by import controls, worldwide competition, changes in consumer sentiment, and spending, and can be subject to liability for, among other things, environmental damage, depletion of resources, and mandated expenditures for safety and pollution control. A liquid secondary market may not exist for certain commodity investments, which may make it difficult for the Fund to sell them at a desirable price or at the price at which it is carrying them.
A Fund may also directly or indirectly use commodity-related derivatives. The values of these derivatives may fluctuate more than the relevant underlying commodity or commodities or commodity index. A Fund’s investments in commodities or commodity-related derivatives can be limited by the Fund’s intention to qualify as a regulated investment company for federal income tax purposes, and can bear on the Fund’s ability to qualify as such.
Common and Preferred Stocks
Stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. After other claims are satisfied, common stockholders participate in company profits on a pro-rata basis. Profits may be paid out in dividends or reinvested in the company to help it grow. Increases and decreases in earnings are usually reflected in a company’s stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities. Like other equity securities, preferred stock is subject to the risk that its value may decrease based on actual or perceived changes in the business or financial condition of the issuer. In addition, changes in interest rates may adversely affect the value of a preferred stock that pays a fixed dividend.
Concentration Policy
For purposes of each Fund’s concentration limitation as disclosed in this SAI, the Funds apply such policy to direct investments in the securities of issuers in a particular industry, as determined by a Fund’s investment adviser or subadviser. A Fund’s investment adviser or subadviser may analyze the characteristics of a particular issuer and security and assign an industry or sector classification consistent with those characteristics in the event that the third party classification provider used by the investment adviser or subadviser does not assign a classification or the investment adviser or subadviser, in consultation with the Fund’s Chief Compliance Officer, determines that another industry or sector classification is more appropriate.
Convertible Securities
The Funds may invest in debt or preferred equity securities convertible into, or exchangeable for, common stock at a stated price or rate. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than nonconvertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. In recent years, convertibles have been developed which combine higher or lower current income with options and other features. Convertible securities are subject to the risks of debt and equity securities.
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Cyber Security and Technology
With the increased use of technologies such as the Internet and the dependence on computer systems to perform business and operational functions, investment companies (such as the Funds) and their service providers (such as the Funds’ investment adviser, subadvisers, custodian, and transfer agent) may be prone to operational and information security risks resulting from cyber-attacks and/or technological malfunctions. In general, cyber-attacks are deliberate, but unintentional events may have similar effects. Cyber-attacks include, among others, stealing or corrupting data maintained online or digitally, preventing legitimate users from accessing information or services on a website, releasing confidential information without authorization, and causing operational disruption. Successful cyber-attacks against, or security breakdowns of, a Fund, the investment adviser, subadviser, custodian, transfer agent, or service provider may adversely affect the Fund or its shareholders. For instance, cyber-attacks may interfere with the processing of shareholder transactions, affect a Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential Fund information, impede trading, cause reputational damage, and subject the Fund to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and additional compliance costs. Cyber-attacks may render records of Fund assets and transactions, shareholder ownership of Fund shares, and other data integral to the functioning of the Fund inaccessible or inaccurate or incomplete. A Fund may also incur substantial costs for cyber security risk management in order to prevent cyber incidents in the future. A Fund and its shareholders could be negatively impacted as a result. There are inherent limitations in business continuity plans and systems designed to minimize the risk of cyber-attacks through the use of technology, processes, and controls, including the possibility that certain risks have not been identified given the evolving nature of this threat. The Funds rely on third-party service providers for many of their day-to-day operations, and will be subject to the risk that the protections and protocols implemented by those service providers will be ineffective to protect the Funds from cyber-attack. The Funds’ investment adviser does not control the cyber security plans and technology systems put in place by third-party service providers, and such third-party service providers may have limited indemnification obligations to the Funds’ investment adviser or the Funds, each of whom could be negatively impacted as a result. Similar types of cyber security risks also are present for issuers of securities in which the Funds invest, which could result in material adverse consequences for such issuers, and may cause a Fund’s investment in such securities to lose value.
Debtor-in-Possession Financings
The Funds may invest in debtor-in-possession financings (commonly known as “DIP financings”) through participation interests in direct loans, purchase of assignments, and other means. DIP financings are arranged when an entity seeks the protections of the bankruptcy court under Chapter 11 of the U.S. Bankruptcy Code (“Chapter 11”). These financings allow the entity to continue its business operations while reorganizing under Chapter 11. Such financings constitute senior liens on an unencumbered security (i.e., a security not subject to other creditors’ claims). DIP financings are generally subject to the same risks as investments in senior bank loans and similar debt instruments, but involve a greater risk of loss of principal and interest. For example, there is a risk that the entity will not emerge from Chapter 11 and be forced to liquidate its assets under Chapter 7 of the U.S. Bankruptcy Code, as well as a risk that the bankruptcy court will not approve a proposed reorganization plan or will require substantial and unfavorable changes to an initial plan. In the event of liquidation, a Fund’s only recourse will be against the property securing the DIP financing. Companies in bankruptcy may also be undergoing significant financial and operational changes that may cause their financial performance to have elevated levels of volatility. DIP financings may involve payment-in-kind interest or principal interest payments, and a Fund may receive securities of a reorganized issuer (e.g., common stock, preferred stock, warrants) in return for its investment, which may include illiquid investments and investments that are difficult to value.
Derivatives
General.   Derivatives are financial instruments whose values are based on the values of one or more underlying indicators, such as a security, asset, currency, interest rate, or index. Derivative transactions can create investment leverage and may be highly volatile. Losses from derivatives can be substantially greater than the derivatives’ original cost and can sometimes be unlimited. A Fund may not be able to close out a derivative transaction at a favorable time or price.
A Fund’s use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other more traditional investments. Derivative products can be highly specialized instruments that may require investment techniques and risk analyses different from those associated with stocks and bonds. Derivatives are subject to a number of risks, such as potential changes in value in response to interest rate changes or other market developments or as a result of the counterparty’s credit quality and the risk that a derivative transaction may not have the effect or benefit a Fund’s investment adviser or subadviser anticipated. Derivatives also involve the risk of
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mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate, or index. When a Fund invests in a derivative instrument, it could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances, and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial. Many derivative transactions are entered into “over the counter” (not on an exchange or contract market); as a result, the value of such a derivative transaction will depend on the ability and the willingness of the Fund’s counterparty to perform its obligations under the transaction. A Fund may be required to segregate certain of its assets on the books of its custodian with respect to derivatives transactions entered into by the Fund. A liquid secondary market may not always exist for a Fund’s derivative positions at any time. Use of derivatives may affect the amount, timing, and character of distributions to shareholders. Although the use of derivatives is intended to enhance a Fund’s performance, it may instead reduce returns and increase volatility.
A Fund may be subject to the credit risk of its counterparty to derivative transactions (including repurchase and reverse repurchase agreements) and to the counterparty’s ability or willingness to perform in accordance with the terms of the transaction. A Fund may be negatively impacted if a counterparty becomes bankrupt or otherwise fails to perform its obligations under such a transaction. A Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding and a Fund may obtain only limited recovery or may obtain no recovery in such circumstances. In the event of a counterparty’s (or its affiliate’s) insolvency, the possibility exists that a Fund’s ability to exercise remedies, such as the termination of transactions, netting of obligations, and realization on collateral, could be stayed or eliminated under special resolution regimes adopted in the United States, the European Union, and various other jurisdictions. Such regimes provide government authorities with broad authority to intervene when a financial institution is experiencing financial difficulty. In particular, the regulatory authorities could reduce, eliminate, or convert to equity the liabilities to a Fund of a counterparty who is subject to such proceedings in the European Union (sometimes referred to as a “bail in”).
A Fund may enter into cleared derivatives transactions and/or exchange-traded futures contracts. When a Fund enters into a cleared derivative transaction and/or an exchange-traded futures contract, it is subject to the credit risk of the clearinghouse and the clearing member through which it holds its position. The clearing member or the clearinghouse could also fail to perform its obligations, causing losses to the Fund. Credit risk of market participants with respect to derivatives that are centrally cleared is concentrated in a few clearinghouses and clearing members. Under current Commodity Futures Trading Commission (“CFTC”) regulations, a clearing member is required to maintain customers’ assets in omnibus accounts for all of its customers segregated from the clearing member’s proprietary assets. If, for example, a clearing member fails to segregate customer assets, is unable to satisfy a substantial deficit in a customer account, or in the event of fraud or misappropriation of customer assets by a clearing member, clearing member customers may be subject to risk of loss of their funds in the event of that clearing member’s bankruptcy. A Fund might not be fully protected in the event of the bankruptcy of a Fund’s clearing member because the Fund would be limited to recovering only a pro rata share of the funds held by the clearing member on behalf of customers. It is not entirely clear how an insolvency proceeding of a clearinghouse, or the clearing member through which the Fund holds its positions at a clearinghouse, would be conducted, what effect the insolvency proceeding would have on any recovery by a Fund, and what impact an insolvency of a clearinghouse or clearing member would have on the financial system more generally.
U.S. and non-U.S. legislative and governmental authorities, various exchanges, and regulatory and self-regulatory authorities have undertaken reviews of derivatives trading in recent periods. Among the actions that have been taken or proposed to be taken are new position limits and reporting requirements, new or more stringent daily price fluctuation limits for futures and options transactions, new or increased margin and reserve requirements for various types of derivatives transactions, and mandatory clearing, trading, and reporting requirements for many derivatives. Additional measures are under active consideration and as a result there may be further actions that adversely affect the regulation of instruments in which the Funds invest. Such legislative and regulatory measures may reduce the availability of some types of derivative instruments, may increase the cost of trading in or maintaining other instruments or positions, and may cause uncertainty in the markets for a variety of derivative instruments. It is also possible that these or similar measures could potentially limit or completely restrict the ability of a Fund to use these instruments as a part of its investment strategy. For example, the SEC recently finalized new Rule 18f-4 under the 1940 Act providing for the regulation of registered investment companies’ use of derivatives and certain related instruments. Compliance with Rule 18f-4 will not be required until approximately the middle of 2022. The ultimate impact, if any, of the regulation remains unclear, but the new rule, among other things, limits derivatives exposure through one of two value-at-risk tests and eliminates the asset segregation framework for covering derivatives and certain financial instruments arising from the SEC’s Release 10666 and ensuing staff guidance. Limited derivatives users (as determined by Rule 18f-4), however, are not subject to the full requirements under the rule. Legislative and regulatory measures like this and others are evolving and still being implemented and their effects on derivatives market activities cannot be reliably predicted.
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No Fund has the obligation to enter into derivatives transactions at any time or under any circumstances. In addition, nothing in this SAI is intended to limit in any way any purpose for which a Fund may enter into any type of derivatives transaction; a Fund may use derivatives transactions for hedging purposes or generally for purposes of enhancing its investment return.
Foreign Currency Exchange Transactions
A Fund may enter into foreign currency exchange transactions for hedging purposes in order to protect against uncertainty in the level of future foreign currency exchange rates, or for other, non-hedging purposes—for example, a Fund may take a long or short position with respect to a foreign currency in which none of the Fund’s assets or liabilities are denominated, or where the position is in excess of the amount of any such assets or liabilities, in order to take advantage of anticipated changes in the relative values of those currencies. There can be no assurance that appropriate foreign currency transactions will be available for a Fund at any time or that a Fund will enter into such transactions at any time or under any circumstances even if appropriate transactions are available to it. A Fund may purchase or sell a foreign currency on a spot (i.e., cash) basis at the prevailing spot rate. A Fund may also enter into contracts to deliver in the future an amount of one currency in return for an amount of another currency (“forward contracts”) and may purchase and sell foreign currency futures contracts. (Foreign currency futures contracts are similar to financial futures contracts, except that they typically contemplate the delivery of foreign currencies; see “Financial Futures Contracts,” below.) A Fund may also purchase or sell options on foreign currencies or options on foreign currency futures contracts.
A Fund may enter into foreign currency exchange transactions in order to hedge against a change in the values of assets or liabilities denominated in one or more foreign currencies due to changes in currency exchange rates.
A Fund may also enter into foreign currency transactions to adjust generally the exposure of its portfolio to various foreign currencies. For example, a Fund with a large exposure to securities denominated in euros might want to continue to hold those securities, but to trade its exposure to the euro to exposure to, say, the Japanese Yen. In that case, the Fund might take a short position in the euro and a long position in the Yen. A Fund may also use foreign currency transactions to hedge the value of the Fund’s portfolio against the Fund’s benchmark index.
The value of any currency, including U.S. dollars and foreign currencies, may be affected by complex political and economic factors applicable to the issuing country. In addition, the exchange rates of foreign currencies (and therefore the values of foreign currency options, forward contracts, and futures contracts) may be affected significantly, fixed, or supported directly or indirectly by U.S. and foreign government actions. Government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts, and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces. Foreign governmental restrictions or taxes could result in adverse changes in the cost of acquiring or disposing of foreign currencies.
Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.
There is no systematic reporting of last-sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market.
Currency Forward and Futures Contracts.   A foreign currency forward contract involves an obligation to deliver in the future, which may be any fixed number of days from the date of the contract as agreed by the parties, an amount of one currency in return for an amount of another currency, at an exchange rate set at the time of the contract. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at an exchange rate set at the time of the contract. Foreign currency futures contracts traded in the United States are designed by and traded on exchanges regulated by the CFTC, such as the Chicago Mercantile Exchange. Foreign currency futures contracts will typically require a Fund to post both initial margin and variation margin.
Foreign currency forward contracts differ from foreign currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the
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parties, rather than a predetermined date in a given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward foreign exchange contracts are traded directly between counterparties, exposing a Fund to credit risk with respect to its counterparty, whereas foreign currency futures contracts are traded on regulated exchanges. Because foreign currency forward contracts are private transactions between a Fund and its counterparty, any benefit of such contracts to the Fund will depend upon the willingness and ability of the counterparty to perform its obligations. In the case of a futures contract, a Fund is subject to the credit risk of the clearinghouse and the clearing member through which it holds its position as well as the risk that the clearing member or the clearinghouse could also fail to perform its obligations.
At the maturity of a forward or futures contract, a Fund will make delivery of the currency or currencies specified in the contract in return for the other currency or currencies specified in the contract (or, if the forward contract is a non-deliverable forward contract, settle the contract on a net basis with the counterparty) or, at or prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange and a clearinghouse associated with the exchange assumes responsibility for closing out such contracts.
Positions in foreign currency futures contracts and related options may be closed out only on an exchange or board of trade which provides a secondary market in such contracts or options. Although a Fund will normally purchase or sell foreign currency futures contracts and related options only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or option or at any particular time. In such event, it may not be possible to close a futures or related option position and, in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin on its futures positions. A Fund’s ability to close out a foreign currency forward contract will depend on the willingness of its counterparty to engage in an offsetting transaction.
Foreign Currency Options.   Options on foreign currencies operate similarly to options on securities, and are traded primarily in the over-the-counter (“OTC”) market, although certain options on foreign currencies may be listed on several exchanges. Although such options will be purchased or written only when an investment adviser or subadviser believes that a liquid secondary market exists for such options, there can be no assurance that a liquid secondary market will exist for a particular option at any specific time. Options on foreign currencies are affected by all of those factors which influence exchange rates and investments generally.
The value of a foreign currency option is dependent upon the value of the foreign currency and the U.S. dollar, and may have no relationship to the investment merits of a foreign security.
Foreign Currency Conversion.   Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (the “spread”) between prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should a Fund desire to resell that currency to the dealer.
Foreign Currency Swap Agreements.   A Fund may enter into currency swaps to protect against adverse changes in exchange rates between the U.S. dollar and other currencies or as a means of making indirect investments in foreign currencies. Currency swaps involve the individually negotiated exchange by a Fund with another party of a series of payments in specified currencies in amounts determined pursuant to the terms of the swap agreement. (See “Swap Agreements and Options on Swap Agreements,” below.)
Foreign currency derivatives transactions may be highly volatile and may give rise to investment leverage.
Financial Futures Contracts
A Fund may enter into futures contracts, including interest rate futures contracts, securities index futures contracts, and futures contracts on fixed income securities (collectively referred to as “financial futures contracts”).
A Fund may use interest rate futures contracts to adjust the interest rate sensitivity (duration) of its portfolio or the credit exposure of the portfolio. Interest rate futures contracts obligate the long or short holder to take or make delivery of a specified quantity of a financial instrument, such as a specific fixed income security, during a specified future period at a specified price.
A Fund may use index futures contracts to hedge against broad market risks to its portfolio or to gain broad market exposure when it holds uninvested cash or as an inexpensive substitute for cash investments directly in securities or other
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assets, including commodities and precious metals. Securities index futures contracts are contracts to buy or sell units of a securities index at a specified future date at a price agreed upon when the contract is made and are settled in cash.
Positions in financial futures contracts may be closed out only on an exchange or board of trade which provides a secondary market for such futures.
There are special risks associated with entering into financial futures contracts. The skills needed to use financial futures contracts effectively are different from those needed to select a Fund’s investments. There may be an imperfect correlation between the price movements of financial futures contracts and the price movements of the securities in which a Fund invests. There is also a risk that a Fund will be unable to close a position in a financial futures contract when desired because there is no liquid secondary market for it.
The risk of loss in trading financial futures contracts can be substantial due to the low margin deposits required and the extremely high degree of leverage involved in futures pricing. Relatively small price movements in a financial futures contract could have an immediate and substantial impact, which may be favorable or unfavorable to a Fund. It is possible for a price-related loss to exceed the amount of a Fund’s margin deposit. An investor could also suffer losses if it is unable to close out a futures contract because of an illiquid secondary market. Futures are subject to the creditworthiness of the clearing members (i.e., futures commission merchants) and clearing organizations involved in the transactions.
Although some financial futures contracts by their terms call for the actual delivery or acquisition of securities at expiration, in most cases the contractual commitment is closed out before expiration. The offsetting of a contractual obligation is accomplished by purchasing (or selling as the case may be) on a futures exchange an identical financial futures contract calling for delivery in the same month. Such a transaction offsets the obligation to make or take delivery. A Fund will incur brokerage fees when it purchases or sells financial futures contracts, and will be required to maintain margin deposits. If a liquid market does not exist when a Fund wishes to close out a financial futures contract, it will not be able to do so and will continue to be required to make daily cash payments of variation margin in the event of adverse price movements.
The investment adviser has claimed with respect to each Fund an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (the “CEA”) and, therefore, is not subject to registration or regulation as a pool operator under the CEA. For the investment adviser to be eligible to claim such an exclusion, a Fund may only use futures contracts, options on such futures, commodity options and certain swaps solely for “bona fide hedging purposes,” or must limit its use of such instruments for non-bona fide hedging purposes to certain de minimis amounts. It is possible that that exclusion may in the future cease to be available with respect to one or more Funds. In any case where the exclusion is unavailable with respect to a Fund, additional CFTC-mandated disclosure, reporting, and recordkeeping obligations would apply with respect to that Fund. Compliance with the CFTC’s regulatory requirements could increase Fund expenses and potentially adversely affect a Fund’s total return.
Margin Payments.   When a Fund purchases or sells a financial futures contract, it is required to deposit with the clearing member an amount of cash, U.S. Treasury bills, or other permissible collateral equal to a small percentage of the amount of the financial futures contract. This amount is known as “initial margin.” The nature of initial margin is different from that of margin in security transactions in that it does not involve borrowing money to finance transactions. Rather, initial margin is similar to a performance bond or good faith deposit that is returned to a Fund upon termination of the contract, assuming the Fund satisfies its contractual obligations.
Subsequent payments to and from the clearing member occur on a daily basis in a process known as “marking to market.” These payments are called “variation margin” and are made as the value of the underlying financial futures contract fluctuates. For example, when a Fund sells an index futures contract and the price of the underlying index rises above the delivery price, the Fund’s position declines in value. The Fund then pays the clearing member a variation margin payment equal to the difference between the delivery price of the index futures contract and the value of the index underlying the index futures contract. Conversely, if the price of the underlying index falls below the delivery price of the contract, the Fund’s futures position increases in value. The clearing member then must make a variation margin payment equal to the difference between the delivery price of the index futures contract and the value of the index underlying the index futures contract.
When a Fund terminates a position in a financial futures contract, a final determination of variation margin is made, additional cash is paid by or to the Fund, and the Fund realizes a loss or a gain. Such closing transactions involve additional commission costs.
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Options on Financial Futures Contracts.   A Fund may purchase and write call and put options on financial futures contracts. An option on a financial futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a financial futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the holder would assume the underlying futures position and would receive a variation margin payment of cash or securities approximating the increase in the value of the holder’s option position. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.
Options on Swaps.   Options on swaps (“swaptions”) are similar to options on securities except that they are traded over-the-counter (i.e., not on an exchange) and the premium paid or received is to buy or grant the right to enter into a previously agreed upon swap transaction, such as an interest rate or credit default contract. Forward premium swaption contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the swaption contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate, in the case of a floor contract.
Special Risks of Transactions in Financial Futures Contracts and Related Options.   Financial futures contracts entail risks. The risks associated with purchasing and writing put and call options on financial futures contracts can be influenced by the market for financial futures contracts. An increase in the market value of a financial futures contract on which the Fund has written an option may cause the option to be exercised. In this situation, the benefit to a Fund would be limited to the value of the exercise price of the option and the Fund may realize a loss on the option greater than the premium the Fund initially received for writing the option. In addition, a Fund’s ability to close out an option it has written by entering into an offsetting transaction depends upon the market’s demand for such financial futures contracts. If a purchased option expires unexercised, a Fund would realize a loss in the amount of the premium paid for the option.
If an investment adviser’s or subadviser’s judgment about the general direction of interest rates or markets is wrong, the overall performance may be poorer than if no financial futures contracts had been entered into.
Liquidity Risks.   Positions in financial futures contracts may be closed out only on the exchange on which such contract is listed. Although the Funds intend to purchase or sell financial futures contracts for which there appears to be an active market, there is no assurance that a liquid market will exist for any particular contract or at any particular time. If there is not a liquid market at a particular time, it may not be possible to close a position in a financial futures contract at such time and, in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin.
The ability to establish and close out positions in options on financial futures contracts will be subject to the development and maintenance of a liquid market. It is not certain that such a market will develop. Although a Fund generally will purchase only those options for which there appears to be an active market, there is no assurance that a liquid market on an exchange will exist for any particular option or at any particular time. In the event no such market exists for particular options, it might not be possible to effect closing transactions in such options, with the result that a Fund would have to exercise the options in order to realize any profit.
Hedging Risks.   There are several risks in connection with the use by a Fund of financial futures contracts and related options as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the financial futures contracts and options and movements in the underlying securities or index or movements in the prices of a Fund’s securities which are the subject of a hedge.
Successful use of financial futures contracts and options by a Fund for hedging purposes is also subject to an investment adviser’s or subadviser’s ability to predict correctly movements in the direction of the market. It is possible that, where a Fund has purchased puts on financial futures contracts to hedge its portfolio against a decline in the market, the securities or index on which the puts are purchased may increase in value and the value of securities held in the portfolio may decline. If this occurred, the Fund would lose money on the puts and also experience a decline in the value of its portfolio securities. In addition, the prices of financial futures contracts, for a number of reasons, may not correlate perfectly with movements in the underlying securities or index due to certain market distortions. First, all participants in the futures market are subject to margin deposit requirements. Such requirements may cause investors to close financial futures contracts through offsetting transactions which could distort the normal relationship between the underlying security or index and futures markets. Second, the margin requirements in the futures markets are less onerous than margin requirements in the securities markets in general, and as a result the futures markets may attract more speculators than the securities markets do. Increased participation by speculators in the futures markets may also cause temporary price
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distortions. Due to the possibility of price distortion, even a correct forecast of general market trends by an investment adviser or subadviser still may not result in a successful hedging transaction over a very short time period.
Other Risks.   A Fund will incur brokerage fees in connection with its transactions in financial futures contracts and related options. In addition, while financial futures contracts and options on financial futures contracts will be purchased and sold to reduce certain risks, those transactions themselves entail certain other risks. Thus, while a Fund may benefit from the use of financial futures contracts and related options, unanticipated changes in interest rates or stock price movements may result in a poorer overall performance for the Fund than if it had not entered into any financial futures contracts or options transactions. Moreover, in the event of an imperfect correlation between the position in the financial futures contract and the portfolio position that is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss.
Swap Agreements and Options on Swap Agreements
A Fund may engage in swap transactions, including interest rate swap agreements, credit default swaps, and total return swaps.
Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments or rates, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index). When a Fund enters into an interest rate swap, it typically agrees to make payments to its counterparty based on a specified long- or short-term interest rate, and will receive payments from its counterparty based on another interest rate. Other forms of swap agreements include, among others, interest rate caps, under which, in return for a specified payment stream, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a specified payment stream, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels; and curve cap swaps, under which a party might buy or sell protection against an increase in long-term interest rates relative to shorter-term rates. A Fund may enter into an interest rate swap in order, for example, to hedge against the effect of interest rate changes on the value of specific securities in its portfolio, or to adjust the interest rate sensitivity (duration) or the credit exposure of its portfolio overall, or otherwise as a substitute for a direct investment in debt securities.
A Fund may enter into total return swaps. In a total return swap, one party typically agrees to pay to the other a short-term interest rate in return for a payment at one or more times in the future based on the increase in the value of an underlying security or other asset, or index of securities or assets; if the underlying security, asset, or index declines in value, the party that pays the short-term interest rate must also pay to its counterparty a payment based on the amount of the decline. A Fund may take either side of such a swap, and so may take a long or short position in the underlying security, asset, or index. A Fund may enter into a total return swap to hedge against an exposure in its portfolio (including to adjust the duration or credit quality of a Fund’s bond portfolio) or generally to put cash to work efficiently in the markets in anticipation of, or as a replacement for, cash investments. A Fund may also enter into a total return swap to gain exposure to securities or markets in which it might not be able to invest directly (in so-called market access transactions). A Fund may also enter into contracts for difference, which are similar to total return swaps.
A Fund also may enter into credit default swap transactions. In a credit default swap, one party provides what is in effect insurance against a default or other adverse credit event affecting an issuer of debt securities (typically referred to as a “reference entity”). In general, the protection “buyer” in a credit default swap is obligated to pay the protection “seller” an upfront amount or a periodic stream of payments over the term of the swap. If a “credit event” occurs, the buyer has the right to deliver to the seller bonds or other obligations of the reference entity (with a value up to the full notional value of the swap), and to receive a payment equal to the par value of the bonds or other obligations. Credit events that would trigger a request that the seller make payment are specific to each credit default swap agreement, but generally include bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. A Fund may be either the buyer or seller in a credit default swap transaction. When a Fund buys protection, it may or may not own securities of the reference entity. If it does own securities of the reference entity, the swap serves as a hedge against a decline in the value of the securities due to the occurrence of a credit event involving the issuer of the securities. If the Fund does not own securities of the reference entity, the credit default swap may be seen to create a short position in the reference entity. If a Fund is a buyer and no credit event occurs, the Fund will typically recover nothing under the swap, but
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will have had to pay the required upfront payment and stream of continuing payments under the swap. When a Fund sells protection under a credit default swap, the position may have the effect of creating leverage in the Fund’s portfolio through the Fund’s indirect long exposure to the issuer or securities on which the swap is written. When a Fund sells protection, it may do so either to earn additional income or to create such a “synthetic” long position. Credit default swaps involve general market risks, illiquidity risk, counterparty risk, and credit risk.
A Fund may also enter into options on swap agreements (“swaptions”). A swaption is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel, or otherwise modify an existing swap agreement, at some designated future time on specified terms. A Fund may write (sell) and purchase put and call swaptions. Depending on the terms of the particular option agreement, a Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When a Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund writes a swaption, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement. A Fund may enter into swaptions for the same purposes as swaps.
Whether a Fund’s use of swap agreements or swaptions will be successful will depend on the investment adviser’s or subadviser’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. Certain restrictions imposed on the Funds by the Code may limit the Funds’ ability to use swap agreements.
Swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with traditional investments. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions. Because they are two party contracts that may be subject to contractual restrictions on transferability and termination and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid and subject to a Fund’s limitation on investments in illiquid securities. To the extent that a swap is not liquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses.
Like most other investments, swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to a Fund’s interest. A Fund bears the risk that an investment adviser or subadviser will not accurately forecast future market trends or the values of assets, reference rates, indexes, or other economic factors in establishing swap positions for the Fund. If an investment adviser or subadviser attempts to use a swap as a hedge against, or as a substitute for, a portfolio investment, the Fund will be exposed to the risk that the swap will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the Fund. While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. Many swaps are complex and often valued subjectively.
When a Fund enters into swap agreements, it is subject to the credit risk of its counterparty and to the counterparty’s ability or willingness to perform in accordance with the terms of the agreement. A Fund may be negatively impacted if a counterparty becomes bankrupt or otherwise fails to perform its obligations under a swap agreement. A Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding and a Fund may obtain only limited recovery or may obtain no recovery in such circumstances.
Options, Rights, and Warrants
A Fund may purchase and sell put and call options on securities to enhance investment performance or to protect against changes in market prices. A Fund that invests in debt securities may also purchase and sell put and call options to adjust the interest rate sensitivity of its portfolio or the credit exposure of the portfolio.
Call Options.   A Fund may write call options on portfolio securities to realize a greater current return through the receipt of premiums. Such option transactions may also be used as a limited form of hedging against a decline in the price of securities owned by the Fund.
A call option gives the holder the right to purchase, and obligates the writer to sell, a security at the exercise price at any time before the expiration date in the case of an American-style option or only on the expiration date in the case of a European-style option. A Fund may write covered call options or uncovered call options. A call option is “covered” if the writer, at all times while obligated as a writer, either owns the underlying securities (or comparable securities satisfying the
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cover requirements of the securities exchanges), or has the right to acquire such securities through immediate conversion of securities. When a Fund has written an uncovered call option, the Fund will not necessarily hold securities offsetting the risk to the Fund. As a result, if the call option were exercised, the Fund might be required to purchase the security that is the subject of the call at the market price at the time of exercise. The Fund’s exposure on such an option is theoretically unlimited. There is also a risk, especially with less liquid preferred and debt securities, that the security may not be available for purchase.
A Fund will receive a premium from writing a call option, which increases the Fund’s return in the event the option expires unexercised or is closed out at a profit. The amount of the premium reflects, among other things, the relationship between the exercise price and the current market value of the underlying security, the volatility of the underlying security, the amount of time remaining until expiration, current interest rates, and the effect of supply and demand in the options market and in the market for the underlying security.
In return for the premium received when it writes a covered call option, a Fund takes the risk during the life of the option that it will be required to deliver the underlying security at a price below the current market value of the security or, in the case of a covered call option, to give up some or all of the opportunity to profit from an increase in the market price of the securities covering the call option.
In the case of a covered option, the Fund also retains the risk of loss should the price of the securities decline. If the covered option expires unexercised, the Fund realizes a gain equal to the premium, which may be offset by a decline in price of the underlying security. If the option is exercised, the Fund realizes a gain or loss equal to the difference between the Fund’s cost for the underlying security and the proceeds of sale (exercise price minus commissions) plus the amount of the premium.
A Fund may enter into closing purchase transactions in order to realize a profit or limit a loss on a previously written call option or, in the case of a covered call option, to free itself to sell the underlying security or to write another call on the security, or protect a security from being called in an unexpected market rise. Any profits from a closing purchase transaction in the case of a covered call option may be offset by a decline in the value of the underlying security. Conversely, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from a closing purchase transaction relating to a covered call option is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund.
Put Options.   A Fund may write put options in order to enhance its current return by taking a long directional position as to a security or index of securities. Such options transactions may also be used as a limited form of hedging against an increase in the price of securities that the Fund plans to purchase. A put option gives the holder the right to sell, and obligates the writer to buy, a security at the exercise price. A Fund may write covered or uncovered put options. A put option is “covered” if the writer segregates cash and high-grade short-term debt obligations or other permissible collateral equal to the price to be paid if the option is exercised.
By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss unless the security later appreciates in value. A Fund may terminate a put option that it has written before it expires by entering into a closing purchase transaction. Any loss from this transaction may be partially or entirely offset by the premium received on the terminated option.
Purchasing Put and Call Options.   A Fund may also purchase put options to protect portfolio holdings against a decline in market value. This protection lasts for the life of the put option because the Fund, as a holder of the option, may sell the underlying security at the exercise price regardless of any decline in its market price. A Fund may also purchase a put option hoping to profit from an anticipated decline in the value of the underlying security. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs that the Fund must pay. If the Fund holds the security underlying the option, these costs will reduce any profit the Fund might have realized had it sold the underlying security instead of buying the put option.
A Fund may purchase call options to hedge against an increase in the price of securities that the Fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since the Fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security’s market price. A Fund may also purchase a call option as a long directional investment hoping to profit from an anticipated increase in the value of the underlying security. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Fund might have realized had it bought the underlying security at the time it purchased the call option.
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A Fund may also buy and sell combinations of put and call options on the same underlying security to earn additional income.
A Fund may purchase or sell “structured options,” which may comprise multiple option exposures within a single security. The risk and return characteristics of a structured option will vary depending on the nature of the underlying option exposures. The Fund may use such options for hedging purposes or as a substitute for direct investments in options or securities. The Fund’s use of structured options may create investment leverage.
Options on Foreign Securities.   A Fund may purchase and sell options on foreign securities if an investment adviser or subadviser believes that the investment characteristics of such options, including the risks of investing in such options, are consistent with the Fund’s investment objective. It is expected that risks related to such options will not differ materially from risks related to options on U.S. securities. However, position limits and other rules of foreign exchanges may differ from those in the United States. In addition, options markets in some countries, many of which are relatively new, may be less liquid than comparable markets in the United States.
Options on Securities Indexes.   A Fund may write or purchase options on securities indexes, subject to its general investment restrictions regarding options transactions. Index options are similar to options on individual securities in that the purchaser of an index option acquires the right to buy (in the case of a call) or sell (in the case of a put), and the writer undertakes the obligation to sell or buy (as the case may be), units of an index at a stated exercise price during the term of the option. Instead of giving the right to take or make actual delivery of securities, the holder of an index option has the right to receive a cash “exercise settlement amount.” This amount is equal to the amount by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of the exercise, multiplied by a fixed “index multiplier.” If the Fund has written an index call option, it will lose money if the index level rises above the option exercise price (plus the amount of the premium received by the Fund on the option). If the Fund has written an index put option, it will lose money if the index level falls below the option exercise price (less the amount of the premium received by the Fund).
In cases where a Fund uses index options for hedging purposes, price movements in securities which a Fund owns or intends to purchase probably will not correlate perfectly with movements in the level of a securities index and, therefore, a Fund bears the risk of a loss on a securities index option which is not completely offset by movements in the price of such securities. Because securities index options are settled in cash, a call writer cannot determine the amount of its settlement obligations in advance and, unlike call writing on a specific security, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding underlying securities. A Fund may, however, cover call options written on a securities index by holding a mix of securities which substantially replicate the movement of the index or by holding a call option on the securities index with an exercise price no higher than the call option sold.
A Fund may purchase or sell options on stock indexes in order to close out its outstanding positions in options on stock indexes which it has purchased. A Fund may also allow such options to expire unexercised.
Risks Involved in the Sale of Options.   The successful use of a Fund’s options strategies depends on the ability of an investment adviser or subadviser to forecast correctly interest rate and market movements. For example, if a Fund were to write a covered call option based on an investment adviser’s or subadviser’s expectation that the price of the underlying security would fall, but the price were to rise instead, the Fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if a Fund were to write a put option based on an investment adviser’s or subadviser’s expectation that the price of the underlying security would rise, but the price were to fall instead, the Fund could be required to purchase the security upon exercise at a price higher than the current market price.
When a Fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction before the option’s expiration. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. This contrasts with an investment by a Fund in the underlying security, since the Fund will not realize a loss if the security’s price does not change.
The effective use of options also depends on a Fund’s ability to terminate option positions at times when an investment adviser or subadviser deems it desirable to do so. There is no assurance that a Fund will be able to effect closing transactions at any particular time or at an acceptable price.
If a secondary market in options were to become unavailable, a Fund could no longer engage in closing transactions. Lack of investor interest might adversely affect the liquidity of the market for particular options or series of options. A market may discontinue trading of a particular option or options generally. In addition, a market could become temporarily unavailable if unusual events—such as volume in excess of trading or clearing capability—were to interrupt its normal operations.
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A market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. If an underlying security ceases to meet qualifications imposed by the market or the Options Clearing Corporation, new series of options on that security will no longer be opened to replace expiring series, and opening transactions in existing series may be prohibited. If an options market were to become unavailable, a Fund as a holder of an option would be able to realize profits or limit losses only by exercising the option, and the Fund, as option writer, would remain obligated under the option until expiration or exercise.
Disruptions in the markets for the securities underlying options purchased or sold by a Fund could result in losses on the options. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, a Fund as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with considerable losses if trading in the security reopens at a substantially different price. In addition, the Options Clearing Corporation or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at the time when trading in the option has also been halted, a Fund as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If the Options Clearing Corporation were to determine that the available supply of an underlying security appears insufficient to permit delivery by the writers of all outstanding calls in the event of exercise, it may prohibit indefinitely the exercise of put options. A Fund, as holder of such a put option, could lose its entire investment if the prohibition remained in effect until the put option’s expiration.
Foreign-traded options are subject to many of the same risks presented by internationally-traded securities. In addition, because of time differences between the United States and various foreign countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when U.S. markets are closed. As a result, option premiums may not reflect the current prices of the underlying interest in the United States.
Exchanges have established limits on the maximum number of options an investor or group of investors acting in concert may write. The Funds, an investment adviser or subadviser, and other clients of the investment adviser or subadviser may constitute such a group. These limits restrict a Fund’s ability to purchase or sell particular options.
Over-the-Counter Options.   A Fund may purchase or sell OTC options. OTC options are not traded on securities or options exchanges or backed by clearinghouses. Rather, they are entered into directly between a Fund and the counterparty to the option. In the case of an OTC option purchased by the Fund, the value of the option to the Fund will depend on the willingness and ability of the option writer to perform its obligations to the Fund. In addition, OTC options may not be transferable and there may be little or no secondary market for them, so they may be considered illiquid. It may not be possible to enter into closing transactions with respect to OTC options or otherwise to terminate such options, and as a result a Fund may be required to remain obligated on an unfavorable OTC option until its expiration. It may be difficult under certain circumstances to value OTC options.
Rights and Warrants to Purchase Securities; Index Warrants; International.   A Fund may invest in rights and warrants to purchase securities. Rights or warrants generally give the holder the right to receive, upon exercise, a security at a stated price. Funds typically use rights and warrants in a manner similar to their use of options on securities, as described above. Risks associated with the use of rights or warrants are generally similar to risks associated with the use of options. Rights and warrants typically do not carry with them dividend or voting rights with respect to the underlying securities, or any rights in the assets of the issuer. In addition, the value of a right or a warrant will likely, but will not necessarily, change with the value of the underlying securities, and a right or a warrant ceases to have value if it is not exercised prior to its expiration date.
Bonds issued with warrants attached to purchase equity securities have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock. Bonds also may be issued with warrants attached to purchase additional fixed income securities.
A Fund may also invest in equity-linked warrants. A Fund purchases equity-linked warrants from a broker, who in turn is expected to purchase shares in the local market. If the Fund exercises its warrant, the shares are expected to be sold and the warrant redeemed with the proceeds. Typically, each warrant represents one share of the underlying stock. Therefore, the price and performance of the warrant are directly linked to the underlying stock, less transaction costs. In addition to the market risk related to the underlying holdings, a Fund bears counterparty risk with respect to the issuing broker. There is currently no active trading market for equity-linked warrants, and they may be highly illiquid.
In addition to warrants on securities, a Fund may purchase put warrants and call warrants whose values vary depending on the change in the value of one or more specified securities indexes (“index-linked warrants”). Index-linked warrants are generally issued by banks or other financial institutions and give the holder the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer based on the value of the
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underlying index at the time of exercise. In general, if the value of the underlying index rises above the exercise price of the index-linked warrant, the holder of a call warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the value of the index and the exercise price of the warrant; if the value of the underlying index falls, the holder of a put warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the exercise price of the warrant and the value of the index. The holder of a warrant would not be entitled to any payments from the issuer at any time when, in the case of a call warrant, the exercise price is greater than the value of the underlying index, or, in the case of a put warrant, the exercise price is less than the value of the underlying index. If a Fund were not to exercise an index-linked warrant prior to its expiration, then the Fund would lose the amount of the purchase price paid by it for the warrant.
A Fund using index-linked warrants would normally do so in a manner similar to its use of options on securities indexes. The risks of a Fund’s use of index-linked warrants are generally similar to those relating to its use of index options. Unlike most index options, however, index-linked warrants are issued in limited amounts and are not obligations of a regulated clearing agency, but are backed only by the credit of the bank or other institution that issues the warrant. Also, index-linked warrants may have longer terms than index options. Index-linked warrants are not likely to be as liquid as certain index options backed by a recognized clearing agency. In addition, the terms of index-linked warrants may limit a Fund’s ability to exercise the warrants at such time, or in such quantities, as the Fund would otherwise wish to do.
A Fund may make indirect investments in foreign equity securities, through international warrants, participation notes, low exercise price warrants, or other products that allow the Fund to access investments in foreign markets that would otherwise be unavailable to them. International warrants are financial instruments issued by banks or other financial institutions, which may or may not be traded on a foreign exchange. International warrants are a form of derivative security that may give holders the right to buy or sell an underlying security or a basket of securities from or to the issuer for a particular price or may entitle holders to receive a cash payment relating to the value of the underlying security or basket of securities. International warrants are similar to options in that they are exercisable by the holder for an underlying security or securities or the value of the security or securities, but are generally exercisable over a longer term than typical options. These types of instruments may be American style exercise, which means that they can be exercised at any time on or before the expiration date of the international warrant, or European style exercise, which means that they may be exercised only on the expiration date. International warrants have an exercise price, which is typically fixed when the warrants are issued.
A Fund may invest in low exercise price warrants, which are warrants with an exercise price that is very low relative to the market price of the underlying instrument at the time of issue (e.g., one cent or less). The buyer of a low exercise price warrant effectively pays the full value of the underlying common stock at the outset. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the price of the common stock relating to exercise or the settlement date is determined, during which time the price of the underlying security could change significantly. These warrants entail substantial credit risk, since the issuer of the warrant holds the purchase price of the warrant (approximately equal to the value of the underlying investment at the time of the warrant’s issue) for the life of the warrant.
The exercise or settlement date of the warrants and other instruments described above may be affected by certain market disruption events, such as difficulties relating to the exchange of a local currency into U.S. dollars, the imposition of capital controls by a local jurisdiction or changes in the laws relating to foreign investments. These events could lead to a change in the exercise date or settlement currency of the instruments, or postponement of the settlement date. In some cases, if the market disruption events continue for a certain period of time, the warrants may become worthless, resulting in a total loss of the purchase price of the warrants.
A participation note or “P-note” is typically a debt instrument issued by a bank or broker-dealer, where the amount of the bank’s or broker-dealer’s repayment obligation is tied to changes in the value of an underlying security or index of securities. A P-note is a general unsecured contractual obligation of the bank or broker-dealer that issues it. A Fund must rely on the creditworthiness of the issuer for repayment of the P-note and for any return on the Fund’s investment in the P-note and would have no rights against the issuer of the underlying security.
There is no assurance that there will be a secondary trading market for any of the instruments described above. They may by their terms be non-transferable or otherwise be highly illiquid and difficult to price. Issuers of such instruments or the calculation agent named in respect of such an instrument may have broad authority and discretion to adjust the instrument’s terms in response to certain events or to interpret an instrument’s terms or to make certain determinations relating to the instrument, which could have a significant adverse effect on the value of the instrument to a Fund. If the issuer or other obligor on an instrument is unable or unwilling to perform its obligations under such an instrument, a Fund
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may lose some or all of its investment in the instrument and any unrealized return on that investment. Certain of these instruments may be subject to foreign investment risk and currency risk.
Equity-Linked Notes
An equity-linked note (ELN) is a debt instrument whose value changes based on changes in the value of a single equity security, basket of equity securities, or an index of equity securities. An equity-linked note may or may not pay interest. See “Hybrid Instruments,” below.
Hybrid Instruments
Hybrid instruments are generally considered derivatives and include indexed or structured securities, and combine elements of many derivatives transactions with those of debt, preferred equity, or a depositary instrument. A Fund may use a hybrid instrument as a substitute for any type of cash or derivative investment which it might make for any purpose.
A hybrid instrument may be a debt security, preferred stock, warrant, convertible security, certificate of deposit, or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles, or commodities (collectively, “underlying assets”), or by another index, economic factor, or other measure, including interest rates, currency exchange rates, or commodities or securities indexes (collectively, “benchmarks”). Hybrid instruments may take a number of forms, including, for example, debt instruments with interest or principal payments or redemption terms determined by reference to the value of an index, security, or other measure at a future time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities where the conversion terms relate to a particular commodity.
The risks of investing in a hybrid instrument may, depending on the nature of the instrument, reflect a combination of the risks of investing in securities, options, futures, currencies, or other types of investments. An investment in a hybrid instrument as a debt instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument. The risks of a particular hybrid instrument will depend upon the terms of the instrument, but may include the possibility of significant changes in the level of the benchmark(s) or the prices of the underlying assets to which the instrument is linked. Such risks generally depend upon factors unrelated to the operations or credit quality of the issuer of the hybrid instrument, and may not be foreseen by the purchaser, such as financial or market developments, economic and political events, the supply and demand of the underlying assets, and interest rate movements. Hybrid instruments may be highly volatile and their use by a Fund may not be successful.
Hybrid instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Hybrid instruments may be highly leveraged. Depending on the structure of the particular hybrid instrument, changes in a benchmark may be magnified by the terms of the hybrid instrument and have an even more dramatic and substantial effect upon the value of the hybrid instrument. Also, the prices of the hybrid instrument and the benchmark or underlying asset may not move in the same direction or at the same time.
Hybrid instruments may also carry liquidity risk since they typically trade OTC, and are not backed by a central clearing organization. The instruments are often “customized” to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. Under certain conditions, the value of such an investment could be zero. In addition, because the purchase and sale of hybrid investments would likely take place in an OTC market without the backing of a central clearing organization, or in a transaction between a Fund and the issuer of the hybrid instrument, the instruments will not likely be actively traded. Hybrid instruments also may not be subject to regulation by the CFTC, the SEC, or any other governmental regulatory authority.
When a Fund invests in a hybrid instrument, it also takes on the credit risk of the issuer of the hybrid instrument. In that respect, a hybrid instrument may create greater risks than investments directly in the securities or other assets underlying the hybrid instrument because the Fund is exposed both to losses on those securities or other assets and to the credit risk of the issuer of the hybrid instrument. A hybrid instrument may also pose greater risks than other derivatives based on the same securities or assets because, when it purchases the instrument, a Fund may be required to pay all, or most, of the notional amount of the investment by way of purchase price, whereas many other derivatives require a Fund to post only a relatively small portion of the notional amount by way of margin or similar arrangements.
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Structured Investments
A structured investment is typically issued by a specially created corporation or trust that purchases one or more securities or other assets (“underlying instruments”), and that in turn issues one or more classes of securities (“structured securities”) backed by, or representing different interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities, and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Because structured securities typically involve no credit enhancement, their credit risk generally will reflect that of the underlying instruments. Investments in a structured security may be subordinated to the right of payment of another class of securities. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and there currently is no active trading market for structured securities, and they may be highly illiquid and difficult to value. Because the purchase and sale of structured securities would likely take place in an OTC market without the backing of a central clearing organization, or in a transaction between a Fund and the issuer of the structured securities, the creditworthiness of the counterparty of the issuer of the structured securities would be an additional risk factor the Fund would have to consider and monitor.
Commodity-Linked “Structured” Securities.   Certain structured products may provide exposure to the commodities markets. Commodity-linked structured securities may be equity or debt securities, may be leveraged or unleveraged, and may present investment characteristics and risks of an investment in a security and one or more underlying commodities. Certain restrictions imposed on the Funds by the Code may limit the Funds’ ability to invest in certain commodity-linked structured securities.
Credit-Linked Securities.   Credit-linked securities are typically issued by a limited purpose trust or other vehicle that, in turn, invests in a basket of derivative instruments, such as credit default swaps, interest rate swaps, and other securities or transactions, in order to provide exposure to certain high yield or other fixed income issuers or markets. For example, a Fund may invest in credit-linked securities in order to gain exposure to the high yield markets pending investment of cash and/or to remain fully invested when more traditional income producing securities are not available. A Fund’s return on its investments in credit-linked securities will depend on the investment performance of the investments held in the trust or other vehicle. A Fund’s investments in these instruments are indirectly subject to the risks associated with the derivative instruments in which the trust or other vehicle invests, including, among others, credit risk, default, or similar event risk, counterparty risk, interest rate risk, leverage risk, and management risk. There will likely be no established trading market for credit-linked securities and they may be illiquid.
Event-Linked Securities.   Event-linked securities are typically fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a trigger event, such as a hurricane, earthquake, or other event that leads to physical or economic loss. If the trigger event occurs prior to maturity, a Fund may lose all or a portion of its principal and unpaid interest. Event-linked securities may expose a Fund to certain other risks, including issuer default, adverse regulatory or jurisdictional interpretations, liquidity risk, and adverse tax consequences.
Structured Hybrid Instruments.   Because the performance of structured hybrid instruments is linked to the performance of an underlying commodity, commodity index, or other economic variable, those investments are subject to “market risks” with respect to the movements of the commodity markets and may be subject to certain other risks that do not affect traditional equity and debt securities. If the interest payment on a hybrid instrument is linked to the value of a particular commodity, commodity index, or other economic variable and the underlying investment loses value, the purchaser might not receive the anticipated interest on its investment. If the amount of principal to be repaid on a structured hybrid instrument is linked to the value of a particular commodity, commodity index, or other economic variable, the purchaser might not receive all or any of the principal at maturity of the investment.
The values of structured hybrid instruments may fluctuate significantly because the values of the underlying investments to which they are linked are themselves extremely volatile, and the Fund may lose most or all of the value of its investment in a hybrid instrument. Additionally, the particular terms of a structured hybrid instrument may create economic leverage by contemplating payments that are based on a multiple of the price increase or decrease of the underlying commodity, commodity index, or other economic variable. A liquid secondary market may not exist for structured hybrid instruments, which may make it difficult to sell such instruments at an acceptable price or to value them accurately.
A Fund’s investment in structured products may be subject to limits under applicable law.
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When-Issued, Delayed-Delivery, To-Be-Announced, Forward Commitment, and Standby Commitment Transactions
A Fund may enter into when-issued, delayed-delivery, to-be-announced (“TBA”), or forward commitment transactions in order to lock in the purchase price of the underlying security or in order to adjust the interest rate exposure of the Fund’s existing portfolio. In when-issued, delayed-delivery, or forward commitment transactions, a Fund commits to purchase or sell particular securities, with payment and delivery to take place at a future date. In the case of TBA purchase commitments, the unit price and the estimated principal amount are established when the Fund enters into a commitment, with the actual principal amount being within a specified range of the estimate. Although a Fund does not typically pay for the securities in these types of transactions until they are delivered, it immediately assumes the risks of ownership, including the risk of price fluctuation. As a result, each of these types of transactions may create investment leverage in a Fund’s portfolio and increase the volatility of the Fund. If a Fund’s counterparty fails to deliver a security purchased on a when-issued, delayed-delivery, TBA, or forward commitment basis, there may be a loss, and the Fund may have missed an opportunity to make an alternative investment.
A Fund may also enter into standby commitment agreements, obligating the Fund, for a specified period, to buy a specified amount of a security at the option of the issuer, upon the issuance of the security. The price at which the Fund would purchase the security is set at the time of the agreement. In return for its promise to purchase the security, a Fund receives a commitment fee. The Fund receives this fee whether or not it is ultimately required to purchase the security. The securities subject to a standby commitment will not necessarily be issued, and, if they are issued, the value of the securities on the date of issuance may be significantly less than the price at which the Fund is required to purchase them.
Recently finalized Financial Industry Regulatory Authority (FINRA) rules include mandatory margin requirements for the TBA market with limited exceptions. TBA trades historically have not been required to be collateralized. The collateralization of TBA trades is intended to mitigate counterparty credit risk between trade and settlement, but could increase the cost of TBA transactions and impose added operational complexity. As of the date of this SAI, additional revisions to these FINRA rules are anticipated. It is not clear when the rules will be implemented and what effect the revisions will have on the Funds.
Derivatives Limitations—The policies limiting the use of Derivatives are non-fundamental policies established by the Funds’ Board. The policies may be changed by the Board without obtaining shareholder approval. The Trust’s current non-fundamental policies are the following:
1. a Fund would not enter into a futures contract if, immediately after entering into the futures contract, more than 5% of the Fund’s total assets would be committed to initial margin deposits on such contracts; and
2. a Fund will not purchase a put or call option on securities or investment related instruments if, as a result, more than 5% of its total assets would be attributable to premiums paid for such options.
Distressed Securities
A Fund may invest in securities, including loans purchased in the secondary market, that are the subject of bankruptcy proceedings or otherwise in default or in risk of being in default as to the repayment of principal and/or interest at the time of acquisition by the Fund or that are rated in the lower rating categories by one or more nationally recognized statistical rating organizations (for example, Ca or lower by Moody’s and CC or lower by S&P or Fitch Ratings (“Fitch”)) or, if unrated, are in the judgment of the investment adviser or subadviser of equivalent quality (“Distressed Securities”). Investment in Distressed Securities is speculative and involves significant risks and a Fund could lose all of its investment in any Distressed Security.
Distressed Securities are subject to greater credit and liquidity risks than other types of loans. Reduced liquidity can affect the values of Distressed Securities, make their valuation and sale more difficult, and result in greater volatility. A bankruptcy proceeding or other court proceeding could delay or limit the ability of the Fund to collect the principal and interest payments on Distressed Securities or adversely affect the Fund’s rights in collateral relating to a Distressed Security. If a lawsuit is brought by creditors of a borrower under a Distressed Security, a court or a trustee in bankruptcy could take certain actions that would be adverse to a Fund. For example:
•
Other creditors might convince the court to set aside a loan or the collateralization of the loan as a “fraudulent conveyance” or “preferential transfer.” In that event, the court could recover from the Fund the interest and principal payments that the borrower made before becoming insolvent. There can be no assurance that the Fund would be able to prevent that recapture.

•
A bankruptcy court may restructure the payment obligations under the loan so as to reduce the amount to which the Fund would be entitled.

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•
The court might discharge the amount of the loan that exceeds the value of the collateral.

•
The court could subordinate the Fund’s rights to the rights of other creditors of the borrower under applicable law, decreasing, potentially significantly, the likelihood of any recovery on the Fund’s investment.

A Fund may, but will not necessarily, invest in a Distressed Security when the investment adviser or subadviser believes it is likely that the issuer of the Distressed Securities will make an exchange offer or will be the subject of a plan of reorganization pursuant to which the Fund will receive new securities in return for the Distressed Securities. There can be no assurance that such an exchange offer will be made or that such a plan of reorganization will be adopted. In addition, a significant period of time may pass between the time at which a Fund makes its investment in Distressed Securities and the time that any such exchange offer or plan of reorganization is completed. Even if an exchange offer is made or plan of reorganization is adopted with respect to Distressed Securities held by a Fund, there can be no assurance that the securities or other assets received by a Fund in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made. If a Fund participates in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of Distressed Securities, the Fund may be restricted from disposing of such securities.
Dollar Roll Transactions
A Fund may enter into dollar roll transactions, in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date from the same party. A Fund may invest in dollar rolls in order to benefit from anticipated changes in pricing for the mortgage-backed securities during the term of the transaction, or for the purpose of creating investment leverage.
In a dollar roll, the securities that are to be purchased will be of the same type as the securities sold, but will be supported by different pools of mortgages. A Fund that engages in a dollar roll forgoes principal and interest paid on the sold securities during the roll period, but is compensated by the difference between the current sales price and the lower forward price for the future purchase. In addition, a Fund may benefit by investing the transaction proceeds during the roll period. Dollar roll transactions generally have the effect of creating leverage in a Fund’s portfolio.
Dollar rolls involve the risk that the Fund’s counterparty will be unable to deliver the mortgage-backed securities underlying the dollar roll at the fixed time. If the counterparty files for bankruptcy or becomes insolvent, the counterparty or its representative may ask for and receive an extension of time to decide whether to enforce the Fund’s repurchase obligation. A Fund’s use of the transaction proceeds may be restricted pending such decision. A Fund may enter into dollar roll transactions without limit up to the amount permitted under applicable law.
Exchange Traded Notes (ETNs)
ETNs are senior, unsecured, debt securities typically issued by financial institutions. An ETN’s return is typically based on the performance of a particular market index, and the value of the index may be impacted by market forces that affect the value of ETNs in unexpected ways. ETNs are similar to Structured Investments, except that they are typically listed on an exchange and traded in the secondary market. See “Structured Investments” in this SAI. The return on an ETN is based on the performance of the specified market index, and an investor may, at maturity, realize a negative return on the investment. ETNs typically do not make periodic interest payments and principal is not protected. The repayment of principal and any additional return due either at maturity or upon repurchase by the issuer depends on the issuer’s ability to pay, regardless of the performance of the underlying index. Accordingly, ETNs are subject to credit risk that the issuer will default or will be unable to make timely payments of principal. Certain events can impact an ETN issuer’s financial situation and ability to make timely payments to ETN holders, including economic, political, legal, or regulatory changes and natural disasters. Event risk is unpredictable and can significantly impact ETN holders.
The market value of an ETN may be influenced by, among other things, time to maturity, level of supply and demand of the ETN, volatility and lack of liquidity in the underlying assets, changes in the applicable interest rates, the current performance of the market index to which the ETN is linked, and the credit rating of the ETN issuer. The market value of an ETN may differ from the performance of the applicable market index and there may be times when an ETN trades at a premium or discount. This difference in price may be due to the fact that the supply and demand in the market for ETNs at any point in time is not always identical to the supply and demand in the market for the securities underlying the market index that the ETN seeks to track. A change in the issuer’s credit rating may also impact the value of an ETN without regard to the level of the underlying market index. ETNs are also subject to tax risk. No assurance can be given that the Internal Revenue Service (“IRS”) will accept, or a court will uphold, how the Funds characterize and treat ETNs for tax purposes.
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A Fund’s ability to sell its ETN holdings may be limited by the availability of a secondary market. In addition, although an ETN may be listed on an exchange, the issuer may not be required to maintain the listing and there can be no assurance that a secondary market will exist for an ETN. Some ETNs may be relatively illiquid and may therefore be difficult to purchase or sell at a fair price. Leveraged ETNs may offer the potential for greater return, but their values may be highly volatile.
Financial Services Companies
A Fund may invest in financial services companies. Financial services companies are subject to extensive government regulation that may affect their profitability in many ways, including by limiting the amount and types of loans and other commitments they can make, and the interest rates and fees they can charge. A financial services company’s profitability, and therefore its stock price, is especially sensitive to interest rate changes as well as the ability of borrowers to repay their loans. Changing regulations, continuing consolidations, and development of new products and structures all are likely to have a significant impact on financial services companies.
Fixed Income Securities
Certain of the debt securities in which the Funds may invest may not offer as high a yield as may be achieved from lower quality instruments having less safety. If a Fund disposes of an obligation prior to maturity, it may realize a loss or a gain. An increase in interest rates will generally reduce the value of debt securities, and a decline in interest rates will generally increase the value of debt securities. In addition, debt securities are subject to the ability of the issuer to make payment at maturity.
To the extent that a Fund invests in debt securities, interest rate fluctuations will affect its NAV, but not the income it receives from its debt securities. In addition, if the debt securities contain call, prepayment, or redemption provisions, during a period of declining interest rates, those securities are likely to be redeemed, and a Fund would probably be unable to replace them with securities having as great a yield. Certain events, such as market or economic developments, regulatory or government actions, natural disasters, pandemics, terrorist attacks, war, and other geopolitical events can have a dramatic adverse effect on the debt market and the overall liquidity of the market for fixed income securities.
Investment in medium- or lower-grade debt securities involves greater investment risk, including the possibility of issuer default or bankruptcy. An economic downturn could severely disrupt this market and adversely affect the value of outstanding bonds and the ability of the issuers to repay principal and interest. In addition, lower-quality bonds are less sensitive to interest rate changes than higher-quality instruments and generally are more sensitive to adverse economic changes or individual corporate developments. During a period of adverse economic changes, including a period of rising interest rates, issuers of such bonds may experience difficulty in servicing their principal and interest payment obligations. Furthermore, medium- and lower-grade debt securities tend to be less marketable than higher-quality debt securities because the market for them is less broad. The market for unrated debt securities is even narrower. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly, and a Fund may have greater difficulty selling its portfolio securities. The market value of these securities and their liquidity may be affected by adverse publicity and investor perceptions.
Foreign Securities
Each Fund may invest in foreign securities. Foreign securities include securities of foreign companies and foreign governments (or agencies or subdivisions thereof). If a Fund’s securities are held abroad, the countries in which such securities may be held and the sub-custodian holding them must be approved by the Board or its delegate under applicable rules adopted by the SEC. In buying foreign securities, each Fund may convert U.S. dollars into foreign currency.
The globalization and integration of the world economic system and related financial markets have made it increasingly difficult to define issuers geographically. Accordingly, the Funds intend to construe geographic terms such as “foreign,” “non-U.S.,” “European,” “Latin American,” “Asian,” and “emerging markets” in the manner that affords to the Funds the greatest flexibility in seeking to achieve the investment objective(s) of the relevant Fund. Specifically, unless otherwise stated, in circumstances where the investment objective and/or strategy is to invest (a) exclusively in “foreign securities,” “non-U.S. securities,” “European securities,” “Latin American securities,” “Asian securities,” or “emerging markets” (or similar directions) or (b) at least some percentage of the Fund’s assets in foreign securities, etc., the Fund will take the view that a security meets this description so long as the issuer of a security is tied economically to the particular country or geographic region indicated by words of the relevant investment objective and/or strategy (the “Relevant Language”). For these purposes the issuer of a security is deemed to have that tie if:
(i)
the issuer is organized under the laws of the country or a country within the geographic region suggested by the Relevant Language or maintains its principal place of business in that country or region; or

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(ii)
the securities are traded principally in the country or region suggested by the Relevant Language; or

(iii)
the issuer, during its most recent fiscal year, derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in the country or region suggested by the Relevant Language or has at least 50% of its assets in that country or region.

In addition, the Funds intend to treat derivative securities (e.g., call options) by reference to the underlying security. Conversely, if the investment objective and/or strategy of a Fund limits the percentage of assets that may be invested in “foreign securities,” etc. or prohibits such investments altogether, a Fund intends to categorize securities as “foreign,” etc. only if the security possesses all of the attributes described above in clauses (i), (ii), and (iii).
Foreign securities also include a Fund’s investment in foreign securities through depositary receipts, in the form of American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), or other similar securities. An ADR is a U.S. dollar-denominated security issued by a U.S. bank or trust company that represents, and may be converted into, a foreign security. An EDR or a GDR is generally similar but is issued by a non-U.S. bank. Depositary receipts are subject to the same risks as direct investment in foreign securities. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted, and changes in currency exchange rates may affect the value of an ADR investment in ways different from direct investments in foreign securities. Funds may invest in both sponsored and unsponsored depositary receipts. Unsponsored depositary receipts are organized independently and without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuers may not be as current for unsponsored depositary receipts and the prices of unsponsored depositary receipts may be more volatile than if such instruments were sponsored by the issuer. An investment in an ADR is subject to the credit risk of the issuer of the ADR.
Investments in foreign securities involve special risks and considerations. Foreign companies are not generally subject to uniform accounting, auditing, and financial reporting standards, practices, and requirements comparable to those applicable to domestic companies, and such practices and standards may vary significantly from country to country. There may be less publicly available information about a foreign company than about a domestic company. The Public Company Accounting Oversight Board, which regulates auditors of U.S. public companies, is unable to inspect audit work papers in certain foreign countries. Investors in foreign countries often have limited rights and few practical remedies to pursue shareholder claims, including class actions or fraud claims, and the ability of the SEC, the U.S. Department of Justice, and other authorities to bring and enforce actions against foreign issuers or foreign persons is limited. Foreign markets have different clearance and settlement procedures. Delays in settlement could result in temporary periods when assets of a Fund are uninvested. The inability of a Fund to make intended security purchases due to settlement problems could cause it to miss certain investment opportunities. Foreign securities may also entail certain other risks, such as the possibility of one or more of the following: imposition of dividend or interest withholding or confiscatory taxes, higher brokerage costs, thinner trading markets, currency blockages or transfer restrictions, expropriation, nationalization, military coups, economic sanctions, or other adverse political or economic developments; less government supervision and regulation of securities exchanges, brokers and listed companies; and the difficulty of enforcing obligations in other countries, and are more susceptible to environmental problems. Purchases of foreign securities are usually made in foreign currencies and, as a result, a Fund may incur currency conversion costs and may be affected favorably or unfavorably by changes in the value of foreign currencies against the U.S. dollar. Further, it may be more difficult for a Fund’s agents to keep currently informed about corporate actions which may affect the prices of portfolio securities. Communications between the United States and foreign countries may be less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Certain markets may require payment for securities before delivery. In addition, there may be a possibility of nationalization or expropriation of assets, imposition of currency exchange controls, confiscatory taxation, political or financial instability, diplomatic developments that could adversely affect the values of the Fund’s investments in certain non-U.S. countries, and quotas or other limits on the ability of the Fund (or clients of the Fund’s investment adviser or subadviser) to invest or maintain investments in securities of issuers in certain countries.
A number of current significant political, demographic, and economic developments may affect investments in foreign securities and in securities of companies with operations overseas. The course of any one or more of these events and the effect on trade barriers, competition, and markets for consumer goods and services are uncertain. Similar considerations are of concern with respect to developing countries. For example, the possibility of revolution and the dependence on foreign economic assistance may be greater in these countries than in developed countries. Management seeks to mitigate the risks associated with these considerations through diversification and active professional management.
In addition to the general risks of investing in foreign securities, investments in emerging markets involve special risks. Securities of many issuers in emerging markets may have less stringent investor protection and disclosure standards, and
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may be less liquid and more volatile than securities of comparable domestic issuers. Shares of companies that only trade on an emerging market securities exchange are not likely to file reports with the SEC. The availability of material financial information about such companies and its reliability may be limited since such companies are generally not subject to the same regulatory, accounting, auditing, or auditor oversight requirements applicable to companies that file reports with the SEC. In addition, the Public Company Accounting Oversight Board, which regulates auditors of U.S. public companies, is unable to inspect audit work papers in certain emerging market countries. Emerging markets may have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of a Fund is uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems could cause a Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result in losses to a Fund due to subsequent declines in values of the portfolio securities, decrease in the level of liquidity in a Fund’s portfolio, or, if a Fund has entered into a contract to sell the security, possible liability to the purchaser. Certain markets may require payment for securities before delivery, and in such markets a Fund bears the risk that the securities will not be delivered and that the Fund’s payments will not be returned. In addition, securities markets of emerging market countries are subject to the risk that such markets may close, sometimes for extended periods of time, due to market, economic, political, regulatory, geopolitical, environmental, public health, or other conditions. Securities prices in emerging markets can be significantly more volatile than in the more developed nations of the world, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, present the risk of nationalization of businesses, or may have restrictions on foreign ownership or prohibitions of repatriation of assets, and may have less protection of property rights than more developed countries. Investors in emerging markets may not have the ability to seek certain legal remedies in U.S. courts as private plaintiffs. As a practical matter, investors may have to rely on domestic legal remedies that are available in the emerging market and such remedies are often limited and difficult for international investors to pursue. Shareholder claims, including class action and securities law and fraud claims, generally are difficult or unavailable to pursue as a matter of law or practicality in many emerging market countries. In addition, the SEC, U.S. Department of Justice, and other U.S. authorities often have substantial difficulties in bringing and enforcing actions against non-U.S. companies and non-U.S. persons, including company officers and directors, in certain emerging markets due to jurisdictional limitations and various other factors. The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements. In addition, many emerging market countries with less established health care systems have experienced outbreaks of pandemics or contagious diseases from time to time.
Certain emerging markets may require governmental approval for the repatriation of investment income, capital, or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market’s balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to that Fund of any restrictions on investments.
Investment in certain foreign emerging market debt obligations may be restricted or controlled to varying degrees. These restrictions or controls may at times preclude investment in certain foreign emerging market debt obligations and increase the expenses of a Fund.
Health Care Companies
A Fund may invest in health care companies. The activities of health care companies may be funded or subsidized by federal and state governments. If government funding and subsidies are reduced or discontinued, the profitability of these companies could be adversely affected. Health care companies may also be affected by government policies on health care reimbursements, regulatory approval for new drugs and medical instruments, and similar matters. They are also subject to legislative risk, i.e., the risk of a reform of the health care system through legislation.
Illiquid Securities
Each Fund may invest not more than 15% of its net assets in “illiquid securities,” which are investments that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the
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sale or disposition significantly changing the market value of the investment. A Fund may not be able to dispose of such securities in a timely fashion and for a fair price, which could result in losses to a Fund. In addition, illiquid securities are generally more difficult to value. Illiquid securities may include repurchase agreements with maturities greater than seven days, futures contracts and options thereon for which a liquid secondary market does not exist, time deposits maturing in more than seven calendar days, and securities of new and early stage companies whose securities are not publicly traded. The Funds may also purchase securities eligible for resale to qualified institutional buyers pursuant to Rule 144A under the 1933 Act. Such securities may be determined to be liquid based on an analysis taking into account, among other things, trading activity for such securities and the availability of reliable pricing information, among other factors. If there is a lack of trading interest in particular Rule 144A securities, a Fund’s holdings of those securities may be illiquid, resulting in undesirable delays in selling these securities at prices representing fair value.
Index-Related Securities (Equity Equivalents)
The Funds may invest in certain types of securities that enable investors to purchase or sell shares in a portfolio of securities that seeks to track the performance of an underlying index or a portion of an index. Such Equity Equivalents include, among others, DIAMONDS (interests in a portfolio of securities that seeks to track the performance of the Dow Jones Industrial Average), SPDRs or Standard & Poor’s Depositary Receipts (interests in a portfolio of securities that seeks to track the performance of the S&P 500 Index), and the Nasdaq-100 Trust (interests in a portfolio of securities of the largest and most actively traded non-financial companies listed on the Nasdaq Stock Market). Such securities are similar to index mutual funds, but they are traded on various stock exchanges or secondary markets. The value of these securities is dependent upon the performance of the underlying index on which they are based. Thus, these securities are subject to the same risks as their underlying indexes as well as the securities that make up those indexes. For example, if the securities comprising an index that an index-related security seeks to track perform poorly, the index-related security will lose value.
Equity Equivalents may be used for several purposes, including to simulate full investment in the underlying index while retaining a cash balance for fund management purposes, to facilitate trading, to reduce transaction costs, or to seek higher investment returns where an Equity Equivalent is priced more attractively than securities in the underlying index. Because the expense associated with an investment in Equity Equivalents may be substantially lower than the expense of small investments directly in the securities comprising the indexes they seek to track, investments in Equity Equivalents may provide a cost-effective means of diversifying the fund’s assets across a broad range of equity securities.
The prices of Equity Equivalents are derived and based upon the securities held by the particular investment company. Accordingly, the level of risk involved in the purchase or sale of an Equity Equivalent is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for such instruments is based on a basket of stocks. The market prices of Equity Equivalents are expected to fluctuate in accordance with both changes in the NAVs of their underlying indexes and the supply and demand for the instruments on the exchanges on which they are traded. Substantial market or other disruptions affecting an Equity Equivalent could adversely affect the liquidity and value of the shares of the fund investing in such instruments.
Inflation-Linked Securities
Inflation-linked securities are typically fixed income securities whose principal values are periodically adjusted according to a measure of inflation. If the index measuring inflation falls, the principal value of an inflation-linked security will be adjusted downward, and consequently the interest payable on the security (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original principal of the security upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-linked securities. For securities that do not provide a similar guarantee, the adjusted principal value of the security repaid at maturity may be less than the original principal.
Alternatively, the interest rates payable on certain inflation-linked securities may be adjusted according to a measure of inflation. As a result, the principal values of such securities do not adjust according to the rate of inflation, although the interest payable on such securities may decline during times of falling inflation.
The values of inflation-linked securities are expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-linked securities. Inflation-linked securities may cause a potential cash flow mismatch to investors, because an increase in the principal amount of an inflation-linked security will be treated as interest income currently subject to tax at ordinary income rates even though investors will not receive repayment of principal until maturity. If a Fund invests in such securities, it will be required to distribute such interest income in order to qualify for treatment as a regulated investment
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company and eliminate the Fund-level tax, without a corresponding receipt of cash, and therefore may be required to dispose of portfolio securities at a time when it may not be advantageous to do so in order to make such distributions.
While the values of inflation-linked securities are expected to be largely protected from long-term inflationary trends, short-term increases in inflation may lead to declines in value. In addition, if interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in inflation-linked securities may not be protected to the extent that the increase is not reflected in the securities’ inflation measure.
The periodic adjustment of U.S. Treasury inflation-linked securities is tied to the Consumer Price Index for All Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation, and energy. Inflation-linked securities issued by a foreign government or a private issuer are generally adjusted to reflect an inflation measure specified by the issuer. There can be no assurance that the CPI-U or any other inflation measure will accurately measure the real rate of inflation in the prices of goods and services.
IPOs and Other Limited Opportunities
A Fund may purchase securities of companies that are offered pursuant to an initial public offering (“IPO”) or other similar limited opportunities. Although companies can be any age or size at the time of their IPO, they are often smaller and have a limited operating history, which involves a greater potential for the value of their securities to be impaired following the IPO. The price of a company’s securities may be highly unstable at the time of its IPO and for a period thereafter due to factors such as market psychology prevailing at the time of the IPO, the absence of a prior public market, the small number of shares available, and limited availability of investor information. Securities purchased in IPOs have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the NAV and return earned on a Fund’s shares. Investors in IPOs can be adversely affected by substantial dilution in the value of their shares, by sales of additional shares, and by concentration of control in existing management and principal shareholders. In addition, all of the factors that affect the performance of an economy or equity markets may have a greater impact on the shares of IPO companies. IPO securities tend to involve greater risk due, in part, to public perception and the lack of publicly available information and trading history.
Master Limited Partnerships
A Fund may invest in master limited partnerships (“MLPs”), which are limited partnerships in which ownership units are publicly traded. MLPs often own or own interests in properties or businesses that are related to oil and gas industries, including pipelines, although MLPs may invest in other types of investments, including credit-related investments. Generally, an MLP is operated under the supervision of one or more managing general partners. Limited partners (like a Fund when it invests in an MLP) are not involved in the day-to-day management of the partnership. A Fund also may invest in companies who serve (or whose affiliates serve) as MLP general partners.
Investments in MLPs are generally subject to many of the risks that apply to partnerships. For example, holders of the units of MLPs may have limited control and limited voting rights on matters affecting the partnership. There may be fewer corporate protections afforded investors in an MLP than investors in a corporation. Conflicts of interest may exist among unit holders, subordinated unit holders, and the general partner of an MLP, including those arising from incentive distribution payments. MLPs that concentrate in a particular industry or region are subject to risks associated with such industry or region. MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. Investments held by MLPs may be illiquid. MLP units may trade infrequently and in limited volume, and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly based companies.
A Fund may also hold investments in limited liability companies that have many of the same characteristics and are subject to many of the same risks as master limited partnerships.
The manner and extent of a Fund’s investments in MLPs and limited liability companies may be limited by its intention to qualify as a regulated investment company under the Code, and any such investments by the Fund may adversely affect the ability of the Fund to qualify as such.
Mortgage- and Asset-Backed Securities
Mortgage-backed securities, including collateralized mortgage obligations (“CMOs”) and certain stripped mortgage-backed securities, represent a participation in, or are secured by, mortgage loans. Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include
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such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property, receivables from credit card agreements, home equity loans, and student loans. Asset-backed securities may also include collateralized debt obligations as described below.
A Fund may invest in mortgage-backed securities issued or guaranteed by (i) U.S. Government agencies or instrumentalities such as the Government National Mortgage Association (“GNMA”) (also known as Ginnie Mae), the Federal National Mortgage Association (“FNMA”) (also known as Fannie Mae), and the Federal Home Loan Mortgage Corporation (“FHLMC”) (also known as Freddie Mac) or (ii) other issuers, including private companies. Under the Federal Housing Finance Agency’s “Single Security Initiative,” Fannie Mae and Freddie Mac have entered into a joint initiative to develop a common securitization platform for the issuance of Uniform Mortgage-Backed Securities (“UMBS”), which would generally align the characteristics of Fannie Mae and Freddie Mac mortgage-backed securities. In June 2019 Fannie Mae and Freddie Mac started to issue UMBS in place of their current offerings of TBA-eligible mortgage-backed securities. The effect of the issuance of UMBS on the market for mortgage-backed securities is uncertain. Privately issued mortgage-backed securities may include securities backed by commercial mortgages, which are mortgages on commercial, rather than residential, real estate. Privately issued mortgage-backed securities are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, mortgage-backed securities held in a Fund’s portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans. There is no assurance that the U.S. Government would provide financial support to its agencies and instrumentalities if not required to do so. In addition, certain governmental entities have been subject to regulatory scrutiny regarding their accounting policies and practices and other concerns that may result in legislation, changes in regulatory oversight and/or other consequences that could adversely affect the credit quality, availability, or investment character of securities issued by these entities.
Mortgage-backed securities have yield and maturity characteristics corresponding to the underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity, when the entire principal amount comes due, payments on certain mortgage-backed securities include both interest and a partial repayment of principal. Besides the scheduled repayment of principal, repayments of principal may result from the voluntary prepayment, refinancing, or foreclosure of the underlying mortgage loans. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in early payment of the applicable mortgage-related securities. In that event a Fund may be unable to invest the proceeds from the early payment of the mortgage-related securities in an investment that provides as high a yield as the mortgage-related securities. Consequently, early payment associated with mortgage-related securities may cause these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed income securities. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgages, and other social and demographic conditions. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-related securities. During periods of rising interest rates, the rate of mortgage prepayments usually decreases, thereby tending to increase the life of mortgage-related securities. If the life of a mortgage-related security is inaccurately predicted, a Fund may not be able to realize the rate of return the investment adviser or subadviser expected.
Mortgage-backed and asset-backed securities are less effective than other types of securities as a means of “locking in” attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. These prepayments would have to be reinvested at lower rates. As a result, these securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar or greater risk of decline in market value during periods of rising interest rates. Prepayments may also significantly shorten the effective maturities of these securities, especially during periods of declining interest rates. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of the Funds. The terms of certain asset-backed securities may require early prepayment in response to certain credit events potentially affecting the values of the asset-backed securities.
At times, some mortgage-backed and asset-backed securities will have higher than market interest rates and therefore will be purchased at a premium above their par value. Prepayments may cause losses on securities purchased at a premium.
CMOs may be issued by a U.S. Government agency or instrumentality or by a private issuer. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by the U.S. Government or its agencies or instrumentalities, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by the U.S. Government, its agencies or instrumentalities, or any other person or entity.
CMOs typically issue multiple classes of securities, having different maturities, interest rates, and payment schedules, and with the principal and interest on the underlying mortgages allocated among the several classes in various ways.
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Payment of interest or principal on some classes or series of CMOs may be subordinated to payments on other classes or series and may be subject to contingencies; or some classes or series may bear some or all of the risk of default on the underlying mortgages. CMOs of different classes or series are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. If enough mortgages are repaid ahead of schedule, the classes or series of a CMO with the earliest maturities generally will be retired prior to their maturities. Thus, the early retirement of particular classes or series of a CMO would have the same effect as the prepayment of mortgages underlying other mortgage-backed securities. Conversely, slower than anticipated prepayments can extend the effective maturities of CMOs, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing their volatility. Certain classes or series of CMOs may experience high levels of volatility in response to changes in interest rates and other factors.
Stripped mortgage-backed securities are usually structured with two classes that receive payments of interest or principal on a pool of mortgage loans. Stripped mortgage-backed securities may experience very high levels of volatility in response to changes in interest rates. The yield to maturity on an interest only or “IO” class of stripped mortgage-backed securities is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. A rapid rate of principal prepayments will typically result in a substantial decline in the value of IOs and may have a significant adverse effect on a Fund’s yield to maturity to the extent it invests in IOs. If the assets underlying the IO experience greater than anticipated prepayments of principal, the Fund may fail to recoup fully, or at all, its initial investment in these securities. Conversely, principal only securities or “POs” tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated.
The secondary market for stripped mortgage-backed securities may be more volatile and less liquid than that for other mortgage-backed securities, potentially limiting a Fund’s ability to buy or sell those securities at any particular time.
Subprime mortgage loans, which typically are made to less creditworthy borrowers, have a higher risk of default than conventional mortgage loans. Therefore, mortgage-backed securities backed by subprime mortgage loans may suffer significantly greater declines in value due to defaults, and may experience high levels of volatility.
A Fund may invest in collateralized debt obligations (“CDOs”), including collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), and other similarly structured securities. CBOs, CLOs, and other CDOs are types of asset-backed securities. A CBO is typically an obligation of a trust backed (or collateralized) by a pool of securities, often including high risk, below investment grade debt securities. The collateral may include many different types of debt securities such as high yield debt, residential privately issued mortgage-related securities, commercial privately issued mortgage-related securities, trust preferred securities, and emerging market debt. A CLO is typically an obligation of a trust backed (or collateralized) by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Other types of CDOs may include, by way of example, obligations of trusts backed by other types of assets representing obligations of various types, and may include high risk, below investment grade debt obligations. CBOs, CLOs, and other CDOs may pay management fees and administrative expenses. The risk profile of an investment in a CBO, CLO, or other CDO depends largely on the type of the collateral securities and the class of the instrument in which a Fund invests.
For CBOs, CLOs, and other CDOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which typically bears the effects of defaults from the bonds or loans in the trust in the first instance and may serve to protect other, senior tranches from defaults. Typically, the more senior the tranche in a CBO, CLO, or other CDO, the higher its rating, although senior tranches can experience substantial losses due to actual defaults. The market values of CBO, CLO, and CDO obligations may be affected by a number of factors, including, among others, changes in interest rates, defaults affecting junior tranches, market anticipation of defaults, and general market aversion to CBO, CLO, or other CDO securities as a class, or to the collateral backing them.
CBOs, CLOs, and other CDOs may be illiquid. In addition to the risks associated with debt securities discussed elsewhere in this SAI and the Funds’ Prospectus (e.g., interest rate risk and the risk of default), CBOs, CLOs, and other CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments on a CBO’s, CLO’s, or other CDO’s obligations; (ii) the collateral may decline in value or be in default; (iii) the risk that Funds may invest in tranches of CBOs, CLOs, or other CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.
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Other Income-Producing Securities
Other types of income-producing securities the Funds may purchase, include, but are not limited to, the following:
•
Variable and floating rate obligations. Variable and floating rate securities are debt instruments that provide for periodic adjustments in the interest rate paid on the security and, under certain limited circumstances, may have varying principal amounts. Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have interest rates that may change with change to the level of prevailing interest rates or the issuer’s credit quality. These types of securities are relatively long-term instruments that often carry demand features permitting the holder to demand payment of principal at any time or at specified intervals prior to maturity. There is a risk that the current interest rate on variable and floating securities may not accurately reflect current market interest rates or adequately compensate the holder for the current creditworthiness of the issuer. Due to their variable- or floating-rate features, these instruments will generally pay higher levels of income in a rising interest rate environment and lower levels of income as interest rates decline. For the same reason, the market value of a variable- or floating-rate instrument is generally expected to have less sensitivity to fluctuations in market interest rates than a fixed-rate instrument, although the value of a floating-rate instrument may nonetheless decline as interest rates rise and due to other factors, such as changes in credit quality. Some variable or floating rate securities are structured with liquidity features such as (1) put options or tender options that permit holders (sometimes subject to conditions) to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries or (2) auction rate features, remarketing provisions, or other maturity-shortening devices designed to enable the issuer to refinance or redeem outstanding debt securities (market-dependent liquidity features). The market-dependent liquidity features may not operate as intended as a result of the issuer’s declining creditworthiness, adverse market conditions, or other factors or the inability or unwillingness of a participating broker-dealer to make a secondary market for such securities. As a result, variable or floating rate securities that include market-dependent liquidity features may lose value and the holders of such securities may be required to retain them for an extended period of time or until maturity.

In order to use these investments most effectively, a Fund’s investment adviser or subadviser must correctly assess probable movements in interest rates. This involves different skills than those used to select most portfolio securities. If the investment adviser or subadviser incorrectly forecasts such movements, a Fund could be adversely affected by the use of variable or floating rate obligations.
Many financial instruments use or may use a floating rate based on the London Interbank Offered Rate (“LIBOR”), which is the offered rate for short-term Eurodollar deposits between major international banks. On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021, and it is expected that LIBOR will cease to be published after that time. In March 2021, the ICE Benchmark Administration, the administrator of LIBOR, announced that the publication of certain U.S. dollar LIBOR settings will be extended to the end of June 2023. A Fund may have investments linked to other interbank offered rates, such as the Euro Overnight Index Average (“EONIA”), which may also cease to be published. Various financial industry groups have begun planning for the transition away from LIBOR, but there are challenges to converting certain securities and transactions to a new reference rate (e.g., the Secured Overnight Financing Rate (“SOFR”), which is intended to replace the U.S. dollar LIBOR). Neither the effect of the LIBOR transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based instruments. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the cessation of LIBOR.
•
Standby commitments. These instruments, which are similar to a put, give a Fund the option to obligate a broker, dealer, or bank to repurchase a security held by the Fund at a specified price.

•
Tender option bonds. Tender option bonds are relatively long-term bonds that are coupled with the agreement of a third party, such as a broker, dealer, or bank, to grant the holders of such securities the option to tender the securities to the institution at periodic intervals.

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Inverse floaters. Inverse floaters have variable interest rates that typically move in the opposite direction from movements in prevailing interest rates, most often short-term rates. Accordingly, the value of inverse floaters, or other obligations or certificates structured to have similar features, generally moves in the opposite direction from interest rates. The value of an inverse floater can be considerably more volatile than the value of other debt

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instruments of comparable maturity and credit quality. Inverse floaters incorporate varying degrees of leverage. Generally, greater leverage results in greater price volatility for any given change in interest rates. Inverse floaters may be subject to legal or contractual restrictions on resale and therefore may be less liquid than other types of securities. Similar to variable and floating rate obligations, effective use of inverse floaters requires skills different from those needed to select most portfolio securities. If movements in interest rates are incorrectly anticipated, a Fund could lose money or the NAV of its shares could decline by the use of inverse floaters.
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Strip bonds. Strip bonds are debt securities that are stripped of their interest, usually by a financial intermediary, after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturities.

Standby commitments, tender option bonds, and instruments with demand features are primarily used by the Funds for the purpose of increasing the liquidity of a Fund’s portfolio.
Other Investment Companies
A Fund may invest in securities of other open- or closed-end investment companies, including , traded on one or more national securities exchanges, as well as private investment vehicles. MML Conservative Allocation, MML Balanced Allocation, MML Moderate Allocation, MML Growth Allocation, and MML Aggressive Allocation are “funds-of-funds,” which may invest without limit in other investment companies sponsored by MassMutual as well as, within allowable regulatory limits or pursuant to an exemptive order from the SEC, in other non-affiliated investment companies. The MML Core Allocation Fund is also a “fund of funds,” which invests substantially all of its assets in other investment companies sponsored by American Funds. Each of the MML Growth Fund and MML International Fund invests substantially all of its assets in another investment company with an investment objective and strategies substantially similar to those of the Fund.
As a shareholder in an investment vehicle, a Fund bears its ratable share of that investment vehicle’s expenses, including its investment advisory, administration, brokerage, shareholder servicing, and other expenses, and continues to incur its own investment advisory and other expenses. A Fund’s shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment vehicles. Shares of registered open-end investment companies traded on a securities exchange may not be redeemable by a Fund in all cases. Private investment vehicles in which a Fund may invest are not registered under the 1940 Act, and so will not offer all of the protections provided by the 1940 Act (including, among other things, independent oversight, protections against certain conflicts of interest, and custodial risks).
A Fund is exposed indirectly to all of the risks applicable to any other investment vehicle in which it invests, including that the investment vehicle will not perform as expected. If the other investment company is an ETF or other product traded on a securities exchange or otherwise actively traded, its shares may trade at a premium or discount to their NAV, an effect that might be more pronounced in less liquid markets. In addition, lack of liquidity in securities of investment company traded on an exchange or otherwise actively traded could result in its value being more volatile than the underlying portfolio of securities, and may limit the ability of a Fund to sell or redeem its interest in the investment company at a time or at a price it might consider desirable. A Fund may not be able to redeem its interest in private investment vehicles except at certain designated times. ETFs are also subject to additional risks, including, among others, the risk that an active trading market for an ETF’s shares may not develop or be maintained, the risk that trading of an ETF’s shares may be halted, and the risk that the ETF’s shares may be delisted from the listing exchange. ETFs may have a limited number of financial institutions that act as authorized participants (“APs”), none of which are obligated to engage in creation and/or redemption transactions. To the extent that those APs exit the business, or are unable to or choose not to process creation and/or redemption orders, and no other AP steps forward to create and redeem ETF shares, the ETF’s shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting.
A Fund’s investment adviser or subadviser, as applicable, or their affiliates may serve as investment adviser to a registered investment company or private investment vehicle in which the Fund may invest, leading to conflicts of interest. For example, a Fund’s investment adviser or subadviser, as applicable, may receive fees based on the amount of assets invested in the other investment vehicle. Investment by a Fund in another registered investment company or private investment vehicle will typically be beneficial to its investment adviser or subadviser, as applicable, in the management of the other investment vehicle, by helping to achieve economies of scale or enhancing cash flows. Due to this and other factors, a Fund’s investment adviser or subadviser, as applicable, will have an incentive to invest the Fund’s assets in an investment vehicle sponsored or managed by it or its affiliates in lieu of investments by the Fund directly in portfolio securities, and will have an incentive to invest in such an investment vehicle over a non-affiliated investment vehicle to ensure an appropriate level of revenue to such investment adviser or subadviser, as applicable, or their affiliates. The investment adviser or subadviser, as applicable, will have no obligation to select the least expensive or best performing
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investment companies available to serve as an underlying investment vehicle. Similarly, a Fund’s investment adviser or subadviser, as applicable, will have an incentive to delay or decide against the sale of interests held by the Fund in an investment company sponsored or managed by it or its affiliates. It is possible that other clients of a Fund’s investment adviser or subadviser, as applicable, or its affiliates will purchase or sell interests in an investment company sponsored or managed by it at prices and at times more favorable than those at which the Fund does so.
A Fund that is not a fund-of-funds may invest in other investment vehicles whenever its investment adviser or subadviser, as applicable, believes that investment may help to achieve the Fund’s investment objective. For example, a Fund may invest in other investment companies during periods when it has large amounts of uninvested cash, when its investment adviser or subadviser, as applicable, believes share prices of other investment companies offer attractive values, or to gain or maintain exposure to various asset classes and markets or types of strategies and investments. A Fund may invest in shares of another registered investment company or private investment vehicle in order to gain indirect exposure to markets in a country where the Fund is not able to invest freely, or to gain indirect exposure to one or more issuers whose securities it may not buy directly.
Partly Paid Securities
These securities are paid for on an installment basis. A partly paid security trades net of outstanding installment payments—the buyer “takes over payments.” The buyer’s rights are typically restricted until the security is fully paid. If the value of a partly paid security declines before a Fund finishes paying for it, the Fund will still owe the payments, but may find it hard to sell and as a result will incur a loss.
Portfolio Management
A Fund’s investment adviser or subadviser uses trading as a means of managing the portfolio of the Fund in seeking to achieve its investment objective. Transactions will occur when a Fund’s investment adviser or subadviser believes that the trade, net of transaction costs, will improve interest income or capital appreciation potential, or will lessen capital loss potential. Whether the goals discussed above will be achieved through trading depends on the Fund’s investment adviser’s or subadviser’s ability to evaluate particular securities and anticipate relevant market factors, including interest rate trends and variations from such trends. If such evaluations and expectations prove to be incorrect, a Fund’s income or capital appreciation may be reduced and its capital losses may be increased. In addition, high turnover in a Fund could result in additional brokerage commissions to be paid by that Fund.
The Funds may pay brokerage commissions to affiliates of one or more affiliates of the Funds’ investment adviser or subadvisers.
Portfolio Turnover
MML Conservative Allocation’s, MML Balanced Allocation’s, MML Moderate Allocation’s, MML Growth Allocation’s, MML Aggressive Allocation’s, MML Growth Fund’s, MML International Fund’s, and MML Core Allocation Fund’s portfolio transactions should generally involve trades in the Master Funds or Underlying Funds, as applicable, that do not entail brokerage commissions. Portfolio turnover rates for these Funds are shown in the “Fees and Expenses of the Fund” and “Financial Highlights” sections of the Prospectus. See the “Portfolio Transactions and Brokerage” section in this SAI for additional information.
Since the Feeder Funds invest all or substantially all of their assets in a corresponding Master Fund, the Feeder Funds are not in a position to affect the portfolio turnover of the Master Funds.
Real Estate-Related Investments; Real Estate Investment Trusts
Factors affecting the performance of real estate may include excess supply of real property in certain markets, changes in zoning laws, environmental regulations and other governmental action, completion of construction, changes in real estate value and property taxes, losses from casualty, condemnation, or natural disaster, sufficient level of occupancy, adequate rent to cover operating expenses, and local and regional markets for competing assets. The performance of real estate may also be affected by changes in interest rates, prudent management of insurance risks, and social and economic trends.
Real estate investment trusts (“REITs”) that may be purchased by a Fund include equity REITs, which own real estate directly, mortgage REITs, which make construction, development, or long-term mortgage loans, and hybrid REITs, which share characteristics of equity REITs and mortgage REITs. Equity REITs will be affected by, among other things, changes in the value of the underlying property owned by the REITs, while mortgage REITs will be affected by, among other things, the value of the properties to which they have extended credit. REITs are dependent upon the skill of each REIT’s management.
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A Fund could, under certain circumstances, own real estate directly as a result of a default on debt securities it owns or from an in-kind distribution of real estate from a REIT. Risks associated with such ownership could include potential liabilities under environmental laws and the costs of other regulatory compliance. If a Fund has rental income or income from the direct disposition of real property, the receipt of such income may adversely affect its ability to retain its tax status as a regulated investment company and thus its ability to avoid taxation on its income and gains distributed to its shareholders. REITs are also subject to substantial cash flow dependency, defaults by borrowers, self-liquidation, and the risk of failing to qualify for favorable tax treatment under the Code and/or to maintain exempt status under the 1940 Act. If a Fund invests in REITs, investors would bear not only a proportionate share of the expenses of that Fund, but also, indirectly, expenses of the REITs.
Repurchase Agreements
A repurchase agreement is a contract under which a Fund acquires a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund’s cost plus interest). Repurchase agreements may also be viewed as loans made by a Fund which are collateralized by the securities subject to repurchase. The investment adviser or subadviser will monitor such transactions to ensure that the value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. If the seller defaults, a Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, the Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and required to return the underlying collateral to the seller’s estate. There is no limit on the Funds’ investment in repurchase agreements.
Restricted Securities
Restricted securities are subject to legal restrictions on their sale. Difficulty in selling securities may result in a loss or be costly to a Fund. Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the 1933 Act, or in a registered public offering. Where registration is required, the holder of a registered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the holder might obtain a less favorable price than prevailed when it decided to seek registration of the security.
Reverse Repurchase Agreements and Treasury Rolls
A Fund may enter into reverse repurchase agreements or Treasury rolls with banks and broker-dealers to enhance return. Reverse repurchase agreements involve sales by a Fund of portfolio securities concurrently with an agreement by the Fund to repurchase the same securities at a later date at a fixed price (typically equal to the original sale price plus interest). During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on the securities and also has the opportunity to earn a return on the purchase price received by it from the counterparty. Similarly, in a Treasury roll transaction, a Fund sells a Treasury security and simultaneously enters into an agreement to repurchase the security from the buyer at a later date, at the original sale price plus interest. The repurchase price is typically adjusted to provide the Fund the economic benefit of any interest that accrued on the Treasury security during the term of the transaction. The Fund may use the purchase price received by it to earn additional return during the term of the Treasury roll transaction. Reverse repurchase agreements and Treasury rolls are similar to a secured borrowing of a Fund and generally create investment leverage. A Fund might lose money both on the security subject to the reverse repurchase agreement and on the investments it makes with the proceeds of the reverse repurchase agreement. If the counterparty in such a transaction files for bankruptcy or becomes insolvent, a Fund’s use of the proceeds from the sale of its securities may be restricted or forfeited, and the counterparty may fail to return/resell the securities in question to the Fund. A Fund may enter into reverse repurchase agreements or Treasury rolls without limit up to the amount permitted under applicable law.
Securities Lending
An Underlying Fund may lend its portfolio securities to the extent permitted under the 1940 Act and the rules and regulations thereunder. Securities lending allows a Fund to retain ownership of the securities loaned and, at the same time, earn additional income. Generally, under a Fund’s securities lending program, all securities loans will be secured continuously by cash collateral and/or non-cash collateral. Non-cash collateral will include only securities issued or
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guaranteed by the U.S. Government or one of its agencies or instrumentalities. A Fund maintains the ability to obtain the right to vote or consent on proxy proposals involving material events affecting securities loaned. The risks in lending portfolio securities, as with other extensions of credit, include a possible delay or expense in recovering the loaned securities or a possible loss of rights in the collateral should the borrower fail financially. If the borrower fails to return the loaned securities upon termination of the loan, the value of the collateral may not be sufficient to replace the loaned securities. Regulations adopted by global prudential regulators that are now in effect require certain bank-regulated counterparties and certain of their affiliates to include in certain financial contracts, including many securities lending agreements, terms that delay or restrict the rights of counterparties, such as the Funds, to terminate such agreements, foreclose upon collateral, exercise other default rights or restrict transfers of credit support in the event that the counterparty and/or its affiliates are subject to certain types of resolution or insolvency proceedings. It is possible that these new requirements, as well as potential additional government regulation and other developments in the market, could adversely affect a Fund’s ability to terminate existing securities lending agreements or to realize amounts to be received under such agreements.
Short Sales
A short sale is a transaction in which a fund sells a security it does not own in anticipation that the market price of that security will decline. When a fund makes a short sale on a security, it must borrow the security sold short and deliver it to a broker dealer through which it made the short sale as collateral for its obligation to deliver the security upon the conclusion of the sale. A fund may have to pay a fee to borrow particular securities and is often obligated to pay over any accrued interest and dividends on such borrowed securities. If the price of the security sold short increases between the time of the short sale and the time a fund replaces the borrowed security, a fund will incur a loss, which could be unlimited, in cases where a fund is unable for whatever reason to close out its short position; conversely, if the price declines, a fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely impacted by imperfect correlation between movements in the price of the security sold short and the securities being hedged.
Selling short “against-the-box” refers to the sale of securities actually owned by the seller but held in safekeeping. In such short sales, while the short position is open, a fund must own an equal amount of such securities, or by virtue of ownership of securities have the right, without payment of further consideration, to obtain an equal amount of securities sold short. Short sales against-the-box generally produce current recognition of gain (but not loss) for federal income tax purposes on the constructive sale of securities “in the box” prior to the time the short position is closed out.
Terrorism, War, Natural Disasters, and Epidemics
Terrorism, war, and related geopolitical events (and their aftermath) have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Likewise, natural and environmental disasters, such as, for example, earthquakes, fires, floods, hurricanes, tsunamis, and weather-related phenomena generally, as well as widespread epidemics, can be highly disruptive to economies and markets, adversely affecting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Funds’ investments. For example, the continuing spread of an infectious respiratory illness caused by the novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, and may adversely affect the Funds’ investments and operations. The transmission of COVID-19 and efforts to contain its spread have resulted in travel restrictions and disruptions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event and service cancellations or interruptions, and disruptions to business operations (including staff reductions), supply chains, and consumer activity, as well as general concern and uncertainty that has negatively affected the economic environment.
The COVID-19 virus has negatively affected, and will likely continue to affect negatively, the global economy, the economies of many countries, and the financial performance of individual issuers, sectors, industries, asset classes, and markets in significant and unforeseen ways. In addition, actions taken by governmental and quasi-governmental authorities and regulators throughout the world in response to the COVID-19 outbreak, including significant fiscal and monetary policy changes, have affected, and likely will continue to affect, the values, volatility, and liquidity of securities or other assets. The effects of the outbreak in developing or emerging market countries may be greater due to less established health care systems, financial systems and institutions, and government institutions. The COVID-19 pandemic and its effects may be short term or may last for an extended period of time, and in either case could result in, among other things, significant market volatility, exchange trading suspensions and closures, declines in global financial markets, higher default rates, and
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a substantial economic downturn or recession. The foregoing could have a significant adverse effect on a Fund’s performance and have the potential to impair a Fund’s ability to maintain operational standards (such as with respect to satisfying redemption requests), disrupt the operations of a Fund’s service providers, adversely affect the values and liquidity of a Fund’s investments, and negatively impact a Fund’s performance and a shareholder’s investment in a Fund. Other infectious illness outbreaks, epidemics or pandemics that may arise in the future, could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors, and the health of the markets generally in potentially significant and unforeseen ways.
Trade Claims
A Fund may purchase trade claims and other obligations of, or claims against, companies in bankruptcy proceedings. Trade claims are claims for payment by vendors and suppliers for products and services previously furnished to the companies in question. Other claims may include, for example, claims for payment under financial or derivatives obligations. Trade claims may be purchased directly from the creditor or through brokers or from dealers, and are typically purchased at a significant discount from their face amounts. There is no guarantee that a debtor will ever be able to satisfy its obligations on such claims. Trade claims are subject to the risks associated with low-quality and distressed obligations.
Trust Preferred Securities
Trust preferred securities are typically issued by corporations, generally in the form of interest bearing notes with preferred securities characteristics, or by an affiliated trust, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. Trust preferred securities may pay interest at either fixed or adjustable rates. Trust preferred securities may be issued with a final maturity date, or may be perpetual.
Trust preferred securities are typically junior and fully subordinated liabilities of an issuer and benefit from a guarantee that is junior and fully subordinated to the other liabilities of the guarantor. In addition, trust preferred securities typically permit an issuer to defer the payment of income for five years or more without triggering an event of default. Because of their subordinated position in the capital structure of an issuer, the ability to defer payments for extended periods of time without default consequences to the issuer, and certain other features (such as restrictions on common dividend payments by the issuer or ultimate guarantor when full cumulative payments on the trust preferred securities have not been made), these trust preferred securities are often treated as close substitutes for traditional preferred securities, both by issuers and investors.
Many trust preferred securities are issued by trusts or other special purpose entities established by operating companies and are not a direct obligation of an operating company. At the time the trust or special purpose entity sells such preferred securities to investors, it purchases debt of the operating company (with terms comparable to those of the trust or special purpose entity securities). The trust or special purpose entity is generally required to be treated as transparent for Federal income tax purposes, and the holders of the trust preferred securities are treated for tax purposes as owning beneficial interests in the underlying debt of the operating company. Accordingly, payments on the trust preferred securities are treated as interest rather than dividends for Federal income tax purposes. The trust or special purpose entity in turn would be a holder of the operating company’s debt and would typically be subordinated to other classes of the operating company’s debt.
U.S. Government Securities
The Funds may invest in U.S. Government securities. These include obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities. Payment of principal and interest on U.S. Government obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury obligations and GNMA certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with FNMA notes). In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitment. Such securities may involve increased risk of loss of principal and interest compared to government debt securities that are backed by the full faith and credit of the United States. Such agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities where it is not obligated to do so. U.S. Government securities are subject to interest rate risk, and, in some cases, may be subject to credit risk. Although FHLMC and FNMA are now under conservatorship by the Federal Housing Finance Agency, and are benefiting from a liquidity backstop of the U.S. Treasury, no assurance can be given that these initiatives will be successful. As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms.
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Utility Industries
Risks that are intrinsic to the utility industries include difficulty in obtaining an adequate return on invested capital, difficulty in financing large construction programs during an inflationary period, restrictions on operations and increased cost and delays attributable to environmental considerations and regulation, difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation and unsettled capital markets, technological innovations that may render existing plants, equipment, or products obsolete, the potential impact of natural or man-made disasters, increased costs and reduced availability of certain types of fuel, occasionally reduced availability and high costs of natural gas for resale, the effects of energy conservation, the effects of a national energy policy and lengthy delays and greatly increased costs and other problems associated with the design, construction, licensing, regulation, and operation of nuclear facilities for electric generation, including, among other considerations, the problems associated with the use of radioactive materials and the disposal of radioactive wastes. There are substantial differences among the regulatory practices and policies of various jurisdictions, and any given regulatory agency may make major shifts in policy from time to time. There is no assurance that regulatory authorities will, in the future, grant rate increases or that such increases will be adequate to permit the payment of dividends on common stocks issued by a utility company. Additionally, existing and possible future regulatory legislation may make it even more difficult for utilities to obtain adequate relief. Certain of the issuers of securities held in the Fund’s portfolio may own or operate nuclear generating facilities. Governmental authorities may from time to time review existing policies and impose additional requirements governing the licensing, construction and operation of nuclear power plants. Prolonged changes in climatic conditions can also have a significant impact on both the revenues of an electric and gas utility as well as the expenses of a utility, particularly a hydro-based electric utility.
Utility companies in the United States and in foreign countries are generally subject to regulation. In the United States, most utility companies are regulated by state and/or federal authorities. Such regulation is intended to ensure appropriate standards of service and adequate capacity to meet public demand. Generally, prices are also regulated in the United States and in foreign countries with the intention of protecting the public while ensuring that the rate of return earned by utility companies is sufficient to allow them to attract capital in order to grow and continue to provide appropriate services. There can be no assurance that such pricing policies or rates of return will continue in the future.
The nature of regulation of the utility industries continues to evolve both in the United States and in foreign countries. In recent years, changes in regulation in the United States increasingly have allowed utility companies to provide services and products outside their traditional geographic areas and lines of business, creating new areas of competition within the industries. In some instances, utility companies are operating on an unregulated basis. Because of trends toward deregulation and the evolution of independent power producers as well as new entrants to the field of telecommunications, non-regulated providers of utility services have become a significant part of their respective industries. The investment adviser or subadviser believes that the emergence of competition and deregulation will result in certain utility companies being able to earn more than their traditional regulated rates of return, while others may be forced to defend their core business from increased competition and may be less profitable. Reduced profitability, as well as new uses of funds (such as for expansion, operations, or stock buybacks) could result in cuts in dividend payout rates. The investment adviser or subadviser seeks to take advantage of favorable investment opportunities that may arise from these structural changes. Of course, there can be no assurance that favorable developments will occur in the future.
Foreign utility companies are also subject to regulation, although such regulations may or may not be comparable to those in the United States. Foreign utility companies may be more heavily regulated by their respective governments than utilities in the United States and, as in the United States, generally are required to seek government approval for rate increases. In addition, many foreign utilities use fuels that may cause more pollution than those used in the United States, which may require such utilities to invest in pollution control equipment to meet any proposed pollution restrictions. Foreign regulatory systems vary from country to country and may evolve in ways different from regulation in the United States.
A Fund’s investment policies are designed to enable it to capitalize on evolving investment opportunities throughout the world. For example, the rapid growth of certain foreign economies will necessitate expansion of capacity in the utility industries in those countries. Although many foreign utility companies currently are government-owned, thereby limiting current investment opportunities for a Fund, the investment adviser or subadviser believes that, in order to attract significant capital for growth, foreign governments are likely to seek global investors through the privatization of their utility industries. Privatization, which refers to the trend toward investor ownership of assets rather than government ownership, is expected to occur in newer, faster-growing economies and in mature economies. Of course, there is no assurance that such favorable developments will occur or that investment opportunities in foreign markets will increase.
The revenues of domestic and foreign utility companies generally reflect the economic growth and development in the geographic areas in which they do business. The investment adviser or subadviser will take into account anticipated economic growth rates and other economic developments when selecting securities of utility companies.
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Zero-Coupon, Step Coupon and Pay-In-Kind Securities
Other debt securities in which the Funds may invest include zero coupon, step coupon, and pay-in-kind instruments. Zero coupon bonds are issued and traded at a discount from their face value. They do not entitle the holder to any periodic payment of interest prior to maturity. Step coupon bonds trade at a discount from their face value and pay coupon interest. The coupon rate is low for an initial period and then increases to a higher coupon rate thereafter. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security, and the perceived credit quality of the issue. Pay-in-kind securities are debt or preferred stock securities that require or permit payment of interest in the form of additional securities. Payment-in-kind securities allow the issuer to avoid or delay the need to generate cash to meet current interest payments and, as a result, may involve greater risk than securities that pay interest currently or in cash.
Current federal income tax law requires holders of zero coupon and step coupon securities to report the portion of the original issue discount on such securities that accrues during a given year as interest income, even though holders receive no cash payments of interest during the year. In order to qualify as a regulated investment company under the Code, a Fund must distribute its investment company taxable income, including the original issue discount accrued on zero coupon or step coupon bonds. Because a Fund will not receive cash payments on a current basis in respect of accrued original issue discount on zero coupon or step coupon bonds during the period before interest payments begin, and may not receive cash payments on payment-in-kind securities until maturity or redemption, in some years that Fund may have to distribute cash obtained from other sources in order to satisfy the distribution requirements under the Code. A Fund might obtain such cash from selling other portfolio holdings which might cause a Fund to incur capital gains or losses on the sale. Additionally, these actions are likely to reduce the assets to which Fund expenses could be allocated and to reduce the rate of return for a Fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for a Fund to sell the securities at the time.
Generally, the market prices of zero coupon, step coupon, and pay-in-kind securities are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than other types of debt securities.
DISCLOSURE OF PORTFOLIO HOLDINGS
The Trustees of the Funds, including a majority of Trustees who are not “interested persons” of the Funds (as defined in the 1940 Act), have adopted policies and procedures with respect to the disclosure of the Funds’ portfolio holdings. These policies and procedures generally provide that no disclosure of portfolio holdings information may be made unless publicly disclosed as described below or made as part of the daily investment activities of the Funds to the Funds’ investment adviser or any of its affiliates who provide services to the Funds, which by explicit agreement or by virtue of their respective duties to the Funds, are required to maintain confidentiality of the information disclosed. Certain limited exceptions pursuant to the Funds’ policies and procedures are described below. The Funds’ portfolio holdings information may not be disseminated for compensation. Any exceptions to the Funds’ policies and procedures may be made only if approved in writing by the Funds’ Principal Executive Officer and the Funds’ Chief Compliance Officer as being in the best interests of the relevant Fund, and then only if the recipients are subject to a written confidentiality agreement specifying that the relevant Fund’s portfolio holdings information is the confidential property of the Fund and may not be used for any purpose except in connection with the provision of services to the Fund and, in particular, that such information may not be traded upon. Any such exceptions must be reported to the Funds’ Board at its next regularly scheduled meeting. It was determined that these policies and procedures are reasonably designed to ensure that disclosure of portfolio holdings information is in the best interests of a Fund’s shareholders and appropriately address the potential for conflicts between the interests of a Fund’s shareholders, on the one hand, and those of MML Advisers or any affiliated person of the Fund or MML Advisers on the other.
Acting pursuant to the policies and procedures adopted by the Trustees of the Funds, the Funds’ investment adviser is primarily responsible for compliance with these policies and procedures, which includes maintaining such internal informational barriers (e.g., “Chinese walls”) as each believes are reasonably necessary for preventing the unauthorized disclosure of portfolio holdings information. Pursuant to Rule 38a-1 under the 1940 Act, the Trustees will periodically (as needed, but at least annually) receive reports from the Funds’ Chief Compliance Officer regarding the operation of these policies and procedures, including a confirmation by the Chief Compliance Officer that the investment adviser’s policies, procedures, and/or processes are reasonably designed to comply with the Funds’ policies and procedures in this regard.
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Public Disclosures
The Funds’ portfolio holdings are currently disclosed to the public through required filings with the SEC and as described below. The Funds file their portfolio holdings with the SEC as of the end of the second and fourth quarters of the Funds’ fiscal year on Form N-CSR (with respect to each semiannual period and annual period) no later than 70 days after the end of the applicable quarter. In addition, monthly reports of all of the Funds’ portfolio holdings are filed quarterly with the SEC on Form N-PORT no later than 60 days after the end of each quarter of the Funds’ fiscal year, and the monthly report for the third month of each quarter will be made publicly available by the SEC upon filing. Shareholders may obtain the Funds’ Form N-CSR and N-PORT filings on the SEC’s website at http://www.sec.gov. In addition, the Funds’ annual and semiannual reports and complete schedule of portfolio holdings from their filings on Form N-PORT for the first and third quarters of each fiscal year are made available to shareholders at https://www.massmutual.com/funds after the end of the applicable quarter. The Funds’ annual and semiannual reports are also mailed to shareholders after the end of the applicable quarter.
The Funds’ most recent portfolio holdings as of the end of each quarter are available on https://www.massmutual.com/funds no earlier than 15 calendar days after the end of each quarter. Because such information is updated quarterly, it will generally be available for viewing for approximately three months after the posting.
A Fund’s portfolio holdings may also be made available on https://www.massmutual.com/funds at other times as approved in writing by the Funds’ Principal Executive Officer and the Funds’ Chief Compliance Officer as being in the best interests of the relevant Fund.
Other Disclosures
Acting pursuant to the policies and procedures adopted by the Trustees of the Funds, and to the extent permitted under the 1933 and 1940 Acts, the Funds and the Funds’ investment adviser may distribute (or authorize the Funds’ custodian to distribute) information regarding the Funds’ portfolio holdings more frequently than as provided to the public on a confidential basis to various service providers and others who require such information in order to fulfill their contractual duties with respect to the routine investment activities or operations of the Funds. Such service providers or others must, by explicit agreement or by virtue of their respective duties to the Funds, be required to maintain confidentiality of the information disclosed. These service providers include, but are not limited to, the Funds’ custodian (State Street Bank and Trust Company (“State Street”)), the Funds’ sub-administrators (State Street and MassMutual), the Funds’ independent registered public accounting firm (Deloitte & Touche LLP), filing agents, legal counsel (Ropes & Gray LLP), financial printer (Toppan Merrill, LLC), portfolio liquidity classification vendors, any proxy voting service employed by the Funds, MML Advisers, providers of portfolio analysis tools, any pricing services employed by the Funds, and providers of transition management services. The Funds or the Funds’ investment adviser may also periodically provide non-public information about their portfolio holdings to rating and ranking organizations, such as Lipper Inc. and Morningstar Inc., in connection with those firms’ research on and classification of the Funds and in order to gather information about how the Funds’ attributes (such as volatility, turnover, and expenses) compared with those of peer funds.
The Funds or the Funds’ investment adviser may distribute (or authorize the Funds’ custodian to distribute) information regarding the Funds’ portfolio holdings more frequently than as provided to the public on a confidential basis to various service providers and others who require such information in order to fulfill non-routine legitimate business activities related to the management, investment activities, or operations of the Funds. Such disclosures may be made only if (i) the recipients of such information are subject to a written confidentiality agreement specifying that the Funds’ portfolio holdings information is the confidential property of the Funds and may not be used for any purpose except in connection with the provision of services to the Funds and, in particular, that such information may not be traded upon; and (ii) if the Funds’ Chief Compliance Officer (or a person designated by the Chief Compliance Officer) determines that, under the circumstances, disclosure is in the best interests of the relevant Fund’s shareholders. The information distributed is limited to the information that the Funds or MML Advisers believes is reasonably necessary in connection with the services provided by the recipient receiving the information.
The Feeder Funds
Under a master-feeder structure, each Feeder Fund’s sole portfolio holding is shares of its corresponding Master Fund.
Master Funds Trust
The Master Funds’ investment adviser, Capital Research on behalf of the Master Funds, has adopted policies and procedures with respect to the disclosure of information about the funds’ portfolio securities. These policies and procedures
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have been reviewed by the Master Funds’ board of trustees, and compliance will be periodically assessed by the board in connection with reporting from the Master Funds’ Chief Compliance Officer.
Under these policies and procedures, a complete list of portfolio holdings of each Master Fund available for public disclosure, dated as of the end of each calendar quarter, is permitted to be posted on the Capital Group website (capitalgroup.com/afis) no earlier than the 10th day after such calendar quarter. In practice, the publicly disclosed portfolio is typically posted on the Capital Group website within 30 days after the end of the calendar quarter. The publicly disclosed portfolio may exclude certain securities when deemed to be in the best interest of the fund as permitted by applicable regulations. Such portfolio holdings information may be disclosed to any person pursuant to an ongoing arrangement to disclose portfolio holdings information to such person no earlier than one day after the day on which the information is posted on the Capital Group website.
Certain intermediaries are provided additional information about the Master Funds’ management team, including information on the Master Funds’ portfolio securities they have selected. This information is provided to larger intermediaries that require the information to make the Master Funds available for investment on the firm’s platform. Intermediaries receiving the information are required to keep it confidential and use it only to analyze the Master Funds.
The Master Funds’ custodian, outside counsel, auditor, financial printers, proxy voting service providers, pricing information vendors, consultants or agents operating under a contract with the investment adviser or its affiliates, co-litigants (such as in connection with a bankruptcy proceeding related to a fund holding) and certain other third parties described below, each of which requires portfolio holdings information for legitimate business and fund oversight purposes, may receive the Master Fund portfolio holdings information earlier.
Each Master Fund’s portfolio holdings, dated as of the end of each calendar month, are made available to insurance companies that use the funds as underlying investments in their variable annuity contracts and variable life insurance policies. Monthly holdings are made available to help the insurance companies evaluate the funds for inclusion in the contracts and life insurance policies they offer and to evaluate and manage the insurance guarantees offered under their insurance contracts. Monthly holdings may be provided to insurance companies no earlier than the 10th day after the end of the calendar month. In practice, monthly holdings are provided within 30 days after the end of the calendar month. Holdings may also be disclosed more frequently to certain statistical and data collection agencies including Morningstar, Lipper, Inc., Value Line, Vickers Stock Research, Bloomberg and Thomson Financial Research. Information on certain portfolio characteristics of the Master Funds are also provided to the insurance companies each business day.
Affiliated persons of the Master Funds, including officers of the American Funds Insurance Series and employees of Capital Research and its affiliates, who receive portfolio holdings information are subject to restrictions and limitations on the use and handling of such information pursuant to applicable codes of ethics, including requirements not to trade in securities based on confidential and proprietary investment information, to maintain the confidentiality of such information, and to pre-clear securities trades and report securities transactions activity, as applicable. Third-party service providers of the Master Funds and other entities receiving such information are subject to confidentiality obligations and obligations that would prohibit them from trading in securities based on such information. When portfolio holdings information is disclosed other than through the Master Funds’ website to persons not affiliated with the Master Funds, such persons will be bound by agreements (including confidentiality agreements) or fiduciary or other obligations that restrict and limit their use of the information to legitimate business uses only. None of the Master Funds, their investment adviser or any of their affiliates receives compensation or other consideration in connection with the disclosure of information about portfolio securities.
Subject to board policies of the American Funds Insurance Series, the authority to disclose a Master Fund’s portfolio holdings, and to establish policies with respect to such disclosure, resides with the appropriate investment-related committees of Capital Research. In exercising their authority, the committees determine whether disclosure of information about the Master Funds’ portfolio securities is appropriate and in the best interest of Master Fund shareholders. Capital Research has implemented policies and procedures to address conflicts of interest that may arise from the disclosure of Master Fund holdings. For example, Capital Research’s code of ethics of the Master Funds specifically requires, among other things, the safeguarding of information about Master Fund holdings and contains prohibitions designed to prevent the personal use of confidential, proprietary investment information in a way that would conflict with Master Fund transactions. In addition, Capital Research believes that its current policy of not selling portfolio holdings information and not disclosing such information to unaffiliated third parties until such holdings have been made public on the Capital Group website (other than to certain Master Funds’ service providers and other third parties for legitimate business and Master Funds’ oversight purposes) helps reduce potential conflicts of interest between Master Fund shareholders and Capital Research and its affiliates.
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Capital Research and its affiliates provide investment advice to clients other than the Master Funds that have investment objectives that may be substantially similar to those of the Master Funds. These clients also may have portfolios consisting of holdings substantially similar to those of the Master Funds and generally have access to current portfolio holdings information for their accounts. These clients do not owe Capital Research or the Master Funds a duty of confidentiality with respect to disclosure of their portfolio holdings.
INVESTMENT RESTRICTIONS OF THE FUNDS
FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE FUNDS
The following is a description of certain fundamental restrictions on investments of the Funds which may not be changed without a vote of a majority of the outstanding shares of the applicable Fund. Investment restrictions that appear below or elsewhere in this SAI and in the Prospectus which involve a maximum percentage of securities or assets shall not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by or on behalf of, a Fund. Each Fund may not:
(1)
purchase securities (other than securities issued, guaranteed or sponsored by the U.S. Government or its agencies or instrumentalities or securities issued by investment companies) of any one issuer if, as a result, more than 5% of a Fund’s total assets would be invested in the securities of such issuer or the Fund would own more than 10% of the outstanding voting securities of such issuer, except that up to 25% of the Fund’s total assets may be invested without regard to these limitations.

(2)
purchase commodities or commodity contracts, except that a Fund may enter into futures contracts, options, options on futures, and other financial or commodity transactions to the extent consistent with applicable law and the Fund’s Prospectus and SAI at the time.

(3)
purchase or sell real estate except that it may dispose of real estate acquired as a result of the ownership of securities or other instruments. (This restriction does not prohibit a Fund from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business.)

(4)
participate in the underwriting of securities, except to the extent that a Fund may be deemed an underwriter under federal securities laws by reason of acquisitions or distributions of portfolio securities (e.g., investments in restricted securities and instruments subject to such limits as imposed by the Board and/or law).

(5)
make loans, except to the extent permitted by the 1940 Act, the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding or interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities.

(6)
borrow money or issue senior securities, except to the extent permitted by the 1940 Act, the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding or interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities.

(7)
concentrate its investments in any one industry, as determined by the Board, and in this connection a Fund will not acquire securities of companies in any one industry if, immediately after giving effect to any such acquisition, 25% or more of the value of the total assets of the Fund would be invested in such industry, with the following exceptions:

(a)
There is no limitation for securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

(b)
There is no limitation for securities issued by other investment companies.

The fundamental investment limitations described above will not be read or interpreted to limit the ability of a Fund to invest all or substantially all of its assets in the shares of one or more other registered, open-end investment companies, such as the Master Funds or Underlying Funds.
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NON-FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE FUNDS
In addition to the investment restrictions adopted as fundamental policies set forth above, the Funds operate with certain non-fundamental policies that may be changed by a vote of a majority of the Board members at any time.
In accordance with such policies, each Fund may not:
(1)
to the extent required by applicable law at the time, purchase additional securities when its borrowings, less amounts receivable on sales of portfolio securities, exceed 5% of its total assets.

(2)
sell securities short, but reserves the right to sell securities short against the box.

(3)
invest more than 15% of its net assets in illiquid securities. This restriction does not limit the purchase of securities eligible for resale to qualified institutional buyers pursuant to Rule 144A under the 1933 Act, provided that such securities are determined to be liquid by MML Advisers pursuant to Board approved guidelines.

With respect to limitation (3) above, if there is a lack of trading interest in particular Rule 144A securities, a Fund’s holdings of those securities may be illiquid, resulting in the possibility of undesirable delays in selling these securities at prices representing fair value. If, through a change in values, net assets, or other circumstances, the Fund were in a position where more than 15% of its net assets was invested in illiquid securities, it would take appropriate orderly steps, as deemed necessary, to protect liquidity.
Notwithstanding the foregoing fundamental or non-fundamental investment restrictions, the Master Funds and the Underlying Funds in which each Fund may invest have adopted certain investment limitations that may be more or less restrictive than those listed above, thereby permitting the Funds to engage indirectly in investment strategies that are prohibited under the investment limitations listed above.
In accordance with MML Conservative Allocation’s, MML Balanced Allocation’s, MML Moderate Allocation’s, MML Growth Allocation’s, MML Aggressive Allocation’s, and MML Core Allocation Fund’s investment program as set forth in the Prospectus, each Fund may invest 25% or more of its assets in any one Underlying Fund and each Feeder Fund invests all of its assets in its corresponding Master Fund. While each Fund does not intend to concentrate its investments in a particular industry, a Fund may indirectly concentrate in a particular industry or group of industries through its investments in one or more Underlying Funds.
The investment objective of each Fund is not fundamental and may be changed by the Board without shareholder approval. Investment of each Feeder Fund’s assets in its corresponding Master Fund is not a fundamental policy of any Feeder Fund and a shareholder vote is not required to withdraw a Feeder Fund’s entire investment from its corresponding Master Fund.
The Master Funds and American Underlying Funds
MML Growth Fund, MML International Fund and MML Core Allocation Fund invest all or substantially all of its assets in a corresponding Master Fund or American Underlying Funds. The following are fundamental policies for each Master Fund and American Underlying Fund, which may not be changed without approval by holders of a majority of its outstanding shares. Such majority is currently defined in the 1940 Act, as the vote of the lesser of (a) 67% or more of the voting securities present at a shareholder meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy, or (b) more than 50% of the outstanding voting securities. All percentage limitations in the Master Funds’ and American Underlying Funds’ policies are considered at the time securities are purchased and are based on a Master Fund’s or American Underlying Fund’s net assets (excluding, for the avoidance of doubt, collateral held in connection with securities lending activities) unless otherwise indicated. None of the Master Funds’ or American Underlying Funds’ policies involving a maximum percentage of assets will be considered violated unless the excess occurs immediately after, and is caused by, an acquisition by the applicable Master Fund or American Underlying Fund. In managing a Master Fund or American Underlying Fund, Capital Research may apply more restrictive policies than those listed below.
Except where otherwise indicated, the following policies apply to each Master Fund and American Underlying Fund (please also see “Additional Information About Fundamental Policies” below):
1. Except as permitted by (i) the 1940 Act and the rules and regulations thereunder, or other successor law governing the regulation of registered investment companies, or interpretations or modifications thereof by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction, a Master Fund or American Underlying Fund may not:
a. Borrow money;
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b. Issue senior securities;
c. Underwrite the securities of other issuers;
d. Purchase or sell real estate or commodities;
e. Make loans; or
f. Purchase the securities of any issuer if, as a result of such purchase, a fund’s investments would be concentrated in any particular industry.
2. A Master Fund or American Underlying Fund may not invest in companies for the purpose of exercising control or management.
3. For Washington Mutual Investors Fund, the fund may not invest more than 5% of net assets in money market instruments, after allowing for sales of portfolio securities and fund shares within 30 days and the accumulation of cash balances representing undistributed net investment income and realized capital gains, in order to maintain a fully invested portfolio.
Nonfundamental policies.   The following policy may be changed without shareholder approval: A Master Fund or American Underlying Fund may not acquire securities of open-end investment companies or unit investment trusts registered under the 1940 Act in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.
Additional Information About Fundamental Policies of the Master Funds and American Underlying Funds
The information below is not part of the Master Funds’ or American Underlying Funds’ fundamental policies. This information is intended to provide a summary of what is currently required or permitted by the 1940 Act and the rules and regulations thereunder, or by the interpretive guidance thereof by the SEC or SEC staff, for particular fundamental policies of the Master Funds and American Underlying Funds. Information is also provided regarding the Master Funds’ and American Underlying Funds’ current intention with respect to certain investment practices permitted by the 1940 Act.
For purposes of fundamental policy 1a, a Master Fund or American Underlying Fund may borrow money in amounts of up to 33 1∕3% of its total assets from banks for any purpose. Additionally, a Master Fund or American Underlying Fund may borrow up to 5% of its total assets from banks or other lenders for temporary purposes (a loan is presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed). The percentage limitations in this policy are considered at the time of borrowing and thereafter. For purposes of fundamental policies 1a and 1e, a Master Fund or American Underlying Fund may borrow money from, or loan money to, other funds managed by Capital Research or its affiliates to the extent permitted by applicable law and an exemptive order issued by the SEC.
For purposes of fundamental policy 1b, a senior security does not include any promissory note or evidence of indebtedness if such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of a Master Fund or American Underlying Fund at the time the loan is made (a loan is presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed). Further, to the extent a Master Fund or American Underlying Fund covers its commitments under certain types of agreements and transactions, including derivatives, mortgage-dollar-roll transactions, sale-buybacks, when-issued, delayed-delivery, or forward commitment transactions, and other similar trading practices, by segregating or earmarking liquid assets equal in value to the amount of the Master Fund’s or American Underlying Fund’s commitment (in accordance with applicable SEC or SEC staff guidance), such agreement or transaction will not be considered a senior security by the Master Fund or American Underlying Fund.
For purposes of fundamental policy 1c, the policy will not apply to a Master Fund or American Underlying Fund to the extent the Master Fund or American Underlying Fund may be deemed an underwriter within the meaning of the 1933 Act in connection with the purchase and sale of fund portfolio securities in the ordinary course of pursuing its investment objectives and strategies.
For purposes of fundamental policy 1e, a Master Fund or American Underlying Fund may not lend more than 33 1∕3% of its total assets, provided that this limitation shall not apply to a Master Fund’s or American Underlying Fund’s purchase of debt obligations, money market instruments and repurchase agreements.
For purposes of fundamental policy 1f, a Master Fund or American Underlying Fund may not invest more than 25% of its total assets in the securities of issuers in a particular industry. This policy does not apply to investments in securities of the United States government, its agencies or instrumentalities or government sponsored entities or repurchase agreements with respect thereto. In evaluating and selecting such investments, Capital Research, on behalf of the Master Fund or American Underlying Fund, uses the criteria set forth under the headings “Certain Investment Limitations and Guidelines
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of the Master Funds and American Underlying Funds” and Appendix D, “Description of Certain Securities and Investment Techniques of the Master Funds and American Underlying Funds” in this SAI.
For purposes of fundamental policy 3, money market instruments include one or more money market or similar funds managed by the investment adviser or its affiliates.
MANAGEMENT OF THE TRUST
The Trust has a Board comprised of eight Trustees, a majority of which are not “interested persons” (as defined in the 1940 Act) of the Trust. The Board is generally responsible for the management and oversight of the business and affairs of the Trust. The Trustees formulate the general policies of the Trust and the Funds, approve contracts, and authorize Trust officers to carry out the decisions of the Board. To assist them in this role, the Trustees who are not “interested persons” of the Trust (“Independent Trustees”) have retained independent legal counsel. As investment adviser to the Funds, MML Advisers may be considered part of the management of the Trust. The Trustees and principal officers of the Trust are listed below together with information on their positions with the Trust, address, and year of birth, as well as their principal occupations during at least the past five years and their other current principal business affiliations.
The Board has appointed an Independent Trustee Chairperson of the Trust. The Chairperson presides at Board meetings and may call a Board or committee meeting when he deems it necessary. The Chairperson participates in the preparation of Board meeting agendas and may generally facilitate communications among the Trustees, and between the Trustees and the Trust’s management, officers, and independent legal counsel, between meetings. The Chairperson may also perform such other functions as may be requested by the Board from time to time. The Board has established the three standing committees described below, and may form working groups or ad hoc committees as needed.
The Board believes this leadership structure is appropriate because it allows the Board to exercise informed and independent judgment, and allocates areas of responsibility among committees or working groups of Trustees and the full Board in a manner that enhances effective oversight. The Board also believes that having a majority of Independent Trustees is appropriate and in the best interest of the Funds’ shareholders. However, in the Board’s opinion, having interested persons serve as Trustees brings both corporate and financial viewpoints that are significant elements in its decision-making process. The Board reviews its leadership structure at least annually and may make changes to it at any time, including in response to changes in the characteristics or circumstances of the Trust.
Independent Trustees
Allan W. Blair 1295 State Street Springfield, MA 01111‑0001 Year of birth: 1948 Trustee of the Trust since 2003 Trustee of 111 portfolios in fund complex	Trustee of the Trust
Retired; Trustee (since 2003), MassMutual Select Funds (open-end investment company); Trustee (since 2012), MassMutual Premier Funds (open-end investment company); Trustee (since 2003), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MML Series Investment Fund II (open-end investment company).
Nabil N. El‑Hage 1295 State Street Springfield, MA 01111‑0001 Year of birth: 1958 Trustee of the Trust since 2012 Trustee of 111 portfolios in fund complex	Trustee of the Trust
Founder and CEO (since 2018), AEE International LLC (a Puerto Rico LLC); Founder and sole member (2016-2018), PR Academy of Executive Education LLC (a Puerto Rico LLC); Trustee (since 2012), MassMutual Select Funds (open-end investment company); Trustee (since 2003), Chairman (2006-2012), MassMutual Premier Funds (open-end investment company); Trustee (since 2012), MML Series Investment Fund (open-end investment company); Trustee (since 2005), Chairman (2006-2012), MML Series Investment Fund II (open-end investment company).
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Maria D. Furman 1295 State Street Springfield, MA 01111‑0001 Year of birth: 1954 Trustee of the Trust since 2012 Trustee of 111 portfolios in fund complex	Trustee of the Trust
Retired; Trustee (since 2011), GMO Series Trust (open-end investment company); Trustee (since 2012), MassMutual Select Funds (open-end investment company); Trustee (since 2004), MassMutual Premier Funds (open-end investment company); Trustee (since 2012), MML Series Investment Fund (open-end investment company); Trustee (since 2005), MML Series Investment Fund II (open-end investment company).
R. Alan Hunter, Jr. 1295 State Street Springfield, MA 01111‑0001 Year of birth: 1946 Chairperson of the Trust since 2016 Trustee of the Trust since 2003 Trustee of 111 portfolios in fund complex	Chairperson and Trustee of the Trust
Retired; Chairperson (since 2016), Trustee (since 2003), MassMutual Select Funds (open-end investment company); Chairperson (since 2016), Trustee (since 2012), MassMutual Premier Funds (open-end investment company); Chairperson (since 2016), Trustee (since 2003), MML Series Investment Fund (open-end investment company); Chairperson (since 2016), Trustee (since 2012), MML Series Investment Fund II (open-end investment company).
C. Ann Merrifield 1295 State Street Springfield, MA 01111‑0001 Year of birth: 1951 Trustee of the Trust since 2012 Trustee of 111 portfolios in fund complex	Trustee of the Trust
Retired; Lead Director (since 2020), Lyra Therapeutics (a clinical-stage specialty pharmaceutical company); Director (since 2014), Flexion Therapeutics (specialty pharmaceutical company); Chairperson (since 2017), Director (since 2014), InVivo Therapeutics (research and clinical-stage biomaterials and biotechnology company); Trustee (since 2012), MassMutual Select Funds (open-end investment company); Trustee (since 2004), MassMutual Premier Funds (open-end investment company); Trustee (since 2012), MML Series Investment Fund (open-end investment company); Trustee (since 2005), MML Series Investment Fund II (open-end investment company).
Susan B. Sweeney 1295 State Street Springfield, MA 01111‑0001 Year of birth: 1952 Trustee of the Trust since 2009 Trustee of 113 portfolios in fund complex1	Trustee of the Trust
Retired; Trustee (since 2012), Barings Corporate Investors (closed-end investment company); Trustee (since 2012), Barings Participation Investors (closed-end investment company); Trustee (since 2009), MassMutual Select Funds (open-end investment company); Trustee (since 2012), MassMutual Premier Funds (open-end investment company); Trustee (since 2009), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MML Series Investment Fund II (open-end investment company).

1
Barings Participation Investors and Barings Corporate Investors are deemed to be a part of the Fund Complex, because they are managed by Barings LLC, an affiliate of MML Advisers.

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Interested Trustees
Michael R. Fanning2 1295 State Street Springfield, MA 01111‑0001 Year of birth: 1963 Trustee of the Trust since 2021 Trustee of 111 portfolios in fund complex	Trustee of the Trust
Director (since 2016), MML Advisers; Head of MassMutual U.S. (since 2016), Executive Vice President (2016-2018), Member of MassMutual’s Executive Leadership Team (since 2008), MassMutual; Trustee (since 2021), MassMutual Select Funds (open-end investment company); Trustee (since 2021), MassMutual Premier Funds (open-end investment company); Trustee (since 2021), MML Series Investment Fund (open-end investment company); Trustee (since 2021), MML Series Investment Fund II (open-end investment company).
Clifford M. Noreen3 1295 State Street Springfield, MA 01111‑0001 Year of birth: 1957 Trustee of the Trust since 2021 Trustee of 113 portfolios in fund complex4	Trustee of the Trust
Head of Global Investment Strategy (since 2019), Deputy Chief Investment Officer (2016-2018), MassMutual; President (2008-2016), Vice Chairman (2007-2008), Member of the Board of Managers (2006-2016), Managing Director (2000-2016), Barings LLC; Chairman (since 2009), Trustee (since 2005), President (2005-2009), CI Subsidiary Trust and PI Subsidiary Trust; Chairman and Trustee (since 2009), Barings Corporate Investors (closed-end investment company); Chairman and Trustee (since 2009), Barings Participation Investors (closed-end investment company); Trustee (since 2021), MassMutual Select Funds (open-end investment company); Trustee (since 2021), MassMutual Premier Funds (open-end investment company); Trustee (since 2021), MML Series Investment Fund (open-end investment company); Trustee (since 2021), MML Series Investment Fund II (open-end investment company).
Principal Officers
Joseph Fallon 1295 State Street Springfield, MA 01111‑0001 Year of birth: 1975 Officer of the Trust since 2015 Officer of 111 portfolios in fund complex	Vice President of the Trust
Investment Director (since 2014), MML Advisers; Head of Investment Consulting & Strategy (since 2017), Investment Director (2006-2017), MassMutual; Vice President (since 2017), Assistant Vice President (2015-2017), MassMutual Select Funds (open-end investment company); Vice President (since 2017), Assistant Vice President (2015-2017), MassMutual Premier Funds (open-end investment company); Vice President (since 2017), Assistant Vice President (2015-2017), MML Series Investment Fund (open-end investment company); Vice President (since 2017), Assistant Vice President (2015-2017), MML Series Investment Fund II (open-end investment company).
Andrew M. Goldberg 1295 State Street Springfield, MA 01111‑0001 Year of birth: 1966 Officer of the Trust since 2001 Officer of 111 portfolios in fund complex	Vice President, Secretary, and Chief Legal Officer of the Trust

2
Mr. Fanning is an “Interested Person,” as that term is defined in the 1940 Act, as an employee of MassMutual.
3
Mr. Noreen is an “Interested Person,” as that term is defined in the 1940 Act, as an employee of MassMutual.
4
Barings Participation Investors and Barings Corporate Investors are deemed to be a part of the Fund Complex, because they are managed by Barings LLC, an affiliate of MML Advisers.

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Lead Counsel, Investment Adviser & Mutual Funds (since 2018), Assistant Vice President and Counsel (2004-2018), MassMutual; Secretary (since 2015), Assistant Secretary (2013-2015), MML Advisers; Vice President, Secretary, and Chief Legal Officer (since 2008), Assistant Secretary (2001-2008), MassMutual Select Funds (open-end investment company); Vice President, Secretary (formerly known as “Clerk”), and Chief Legal Officer (since 2008), Assistant Clerk (2004-2008), MassMutual Premier Funds (open-end investment company); Vice President, Secretary, and Chief Legal Officer (since 2008), Assistant Secretary (2001-2008), MML Series Investment Fund (open-end investment company); Vice President, Secretary (formerly known as “Clerk”), and Chief Legal Officer (since 2008), Assistant Clerk (2005-2008), MML Series Investment Fund II (open-end investment company).
Renee Hitchcock 1295 State Street Springfield, MA 01111‑0001 Year of birth: 1970 Officer of the Trust since 2007 Officer of 111 portfolios in fund complex	Chief Financial Officer and Treasurer of the Trust
Head of Mutual Fund Administration (since 2018), Assistant Vice President (2015-2018), MassMutual; Chief Financial Officer and Treasurer (since 2016), Assistant Treasurer (2007-2016), MassMutual Select Funds (open-end investment company); Chief Financial Officer and Treasurer (since 2016), Assistant Treasurer (2007-2016), MassMutual Premier Funds (open-end investment company); Chief Financial Officer and Treasurer (since 2016), Assistant Treasurer (2007-2016), MML Series Investment Fund (open-end investment company); Chief Financial Officer and Treasurer (since 2016), Assistant Treasurer (2007-2016), MML Series Investment Fund II (open-end investment company).
Paul LaPiana 1295 State Street Springfield, MA 01111‑0001 Year of birth: 1969 Officer of the Trust since 2021 Officer of 111 portfolios in fund complex	President of the Trust
President (since 2021), MML Advisers; Head of MassMutual U.S. Product (since 2019), Head of Field Management (2016-2019), MassMutual; Executive Vice President, Head of Field Distribution (2012-2016), MetLife; President (since 2021), MassMutual Select Funds (open-end investment company); President (since 2021), MassMutual Premier Funds (open-end investment company); President (since 2021), MML Series Investment Fund (open-end investment company); President (since 2021), MML Series Investment Fund II (open-end investment company).
Jill Nareau Robert 1295 State Street Springfield, MA 01111‑0001 Year of birth: 1972 Officer of the Trust since 2008 Officer of 111 portfolios in fund complex	Vice President and Assistant Secretary of the Trust
Lead Counsel, Investment Adviser & Mutual Funds (since 2018), Assistant Vice President and Counsel (2009-2018), MassMutual; Assistant Secretary (since 2015), MML Advisers; Vice President and Assistant Secretary (since 2017), Assistant Secretary (2008-2017), MassMutual Select Funds (open-end investment company); Vice President and Assistant Secretary (since 2017), Assistant Secretary (formerly known as “Assistant Clerk”) (2008-2017), MassMutual Premier Funds (open-end investment company); Vice President and Assistant Secretary (since 2017), Assistant Secretary (2008-2017), MML Series Investment Fund (open-end investment company); Vice President and Assistant Secretary (since 2017), Assistant Secretary (formerly known as “Assistant Clerk”) (2008-2017), MML Series Investment Fund II (open-end investment company).
Douglas Steele 1295 State Street Springfield, MA 01111‑0001 Year of birth: 1975 Officer of the Trust since 2016 Officer of 111 portfolios in fund complex	Vice President of the Trust
Vice President and Head of Investment Management (since 2017), Head of Investment Due Diligence (2016-2017), MML Advisers; Head of Investment Management (since 2017), Assistant Vice President (2013-2017), MassMutual; Vice
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President (since 2016), MassMutual Select Funds (open-end investment company); Vice President (since 2016), MassMutual Premier Funds (open-end investment company); Vice President (since 2016), MML Series Investment Fund (open-end investment company); Vice President (since 2016), MML Series Investment Fund II (open-end investment company).
Philip S. Wellman 1295 State Street Springfield, MA 01111‑0001 Year of birth: 1964 Officer of the Trust since 2007 Officer of 111 portfolios in fund complex	Vice President and Chief Compliance Officer of the Trust
Vice President and Chief Compliance Officer (since 2013), MML Advisers; Head of Mutual Funds & RIA Compliance (since 2018), Vice President, Associate General Counsel, and Chief Compliance Officer (Mutual Funds) (2014-2018), MassMutual; Vice President and Chief Compliance Officer (since 2007), MassMutual Select Funds (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MassMutual Premier Funds (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MML Series Investment Fund (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MML Series Investment Fund II (open-end investment company).
Each Trustee of the Trust serves until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor or until he or she dies, resigns, or is removed. Notwithstanding the foregoing, unless the Trustees determine that it is desirable and in the best interest of the Trust that an exception to the retirement policy of the Trust be made, a Trustee shall retire and cease to serve as a Trustee upon the conclusion of the calendar year in which such Trustee attains the age of seventy-five years, however, an interested Trustee of the Trust shall no longer serve as a Trustee if or when they are no longer an employee of MassMutual or an affiliate.
The Chairperson is elected to hold such office for a term of three years or until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she retires, dies, resigns, is removed, or becomes disqualified.
The President, Treasurer, and Secretary and such other officers as the Trustees may in their discretion from time to time elect are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she dies, resigns, is removed, or becomes disqualified.
Each officer and the Chairperson shall hold office at the pleasure of the Trustees.
Additional Information About the Trustees
In addition to the information set forth above, the following specific experience, qualifications, attributes, and skills apply to each Trustee. Each Trustee was appointed to serve on the Board based on his or her overall experience and the Board did not identify any specific qualification as all-important or controlling. The information in this section should not be understood to mean that any of the Trustees is an “expert” within the meaning of the federal securities laws.
Allan W. Blair — As a former trustee and audit and compliance committee member of a large healthcare system, Mr. Blair has experience with financial, regulatory, and operational issues. He also has served as president and/or CEO of several non-profit and quasi-public organizations for over 30 years. Mr. Blair holds a BA from the University of Massachusetts at Amherst and a JD from Western New England College School of Law.
Nabil N. El-Hage — As a former CEO or CFO of various public and private companies, Mr. El-Hage has experience with financial, regulatory, and operational issues. He has also taught corporate finance at the graduate level, and has served as a director for more than a dozen public and private companies and as an associate at a venture capital firm. Mr. El-Hage holds a BS in Electronic Engineering from Yale University and an MBA with high distinction from Harvard University.
Michael R. Fanning — As an executive and/or director of financial services and insurance companies, Mr. Fanning has experience with financial, regulatory, and operational issues. He also has served as an audit committee member for financial services and insurance companies. Mr. Fanning holds a BA in Economics and a BA in Organizational Behavior and Management from Brown University.
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Maria D. Furman — As a trustee and chairperson or member of the audit and investment committees of various educational organizations, and as a former managing director, director, and portfolio manager at an investment management firm, Ms. Furman has experience with financial, regulatory, and operational issues. She also has served as an audit and investment committee member and a director, treasurer, and investment committee chair for environmental, educational, and healthcare organizations. Ms. Furman is a CFA charterholder and holds a BA from the University of Massachusetts at Dartmouth.
R. Alan Hunter, Jr. — As the former chairman of the board of non-profit organizations and a former director of a publicly traded company, Mr. Hunter has experience with financial, regulatory, and operational issues. He also held executive positions with a manufacturing company. Mr. Hunter holds a BA from Dickinson College and an MBA from the University of Pennsylvania.
C. Ann Merrifield — As a trustee of a healthcare organization, current and former director of specialty pharmaceutical companies, former biotechnology executive, former partner of a consulting firm, and investment officer at a large insurance company, Ms. Merrifield has experience with financial, regulatory, and operational issues. She also has served as an audit committee member for a manufacturing company and currently serves as such for two public life sciences companies. Ms. Merrifield holds a BA and M. Ed. from the University of Maine and an MBA from Amos Tuck School of Business Administration at Dartmouth College.
Clifford M. Noreen — As an executive of financial services companies with over 35 years of investment management experience, a director of several publicly traded and private companies, an investment committee member of two non-profit organizations, and a director and/or officer of various investment companies and private funds, Mr. Noreen has experience with financial, regulatory, and operational issues. Mr. Noreen is a Chartered Financial Analyst. He holds a BA from the University of Massachusetts and an MBA from American International College.
Susan B. Sweeney — As a former executive and investment officer of a property and casualty company and a former executive of a financial services company with over 30 years of financial services experience, Ms. Sweeney has experience with financial, regulatory, and operational issues. She also served as Chief Investment Officer for the State of Connecticut Pension Fund from 2002 to 2007, directing a multi-asset portfolio. Ms. Sweeney holds a BS in Business Studies from Connecticut Board for State Academic Awards, an MBA from Harvard Business School, and a Doctor of Humane Letters from Charter Oak State College.
Board Committees and Meetings
The full Board met six times during the fiscal year ended December 31, 2020.
Audit Committee.   The Trust has an Audit Committee, consisting of Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust. The Audit Committee, whose members are Messrs. Blair and El-Hage and Msses. Furman, Merrifield, and Sweeney, oversees the Trust’s accounting and financial reporting policies and practices, its internal controls, and internal controls of certain service providers; oversees the quality and objectivity of the Trust’s financial statements and the independent audit thereof; evaluates the independence of the Trust’s independent registered public accounting firm; evaluates the overall performance and compensation of the Chief Compliance Officer; acts as liaison between the Trust’s independent registered public accounting firm and the full Board; and provides immediate access for the Trust’s independent registered public accounting firm to report any special matters they believe should be brought to the attention of the full Board. During the fiscal year ended December 31, 2020, the Audit Committee met four times.
Nominating and Governance Committee.   The Trust has a Nominating and Governance Committee, consisting of each Trustee who is not an “interested person” of the Trust. The Nominating and Governance Committee meets at least twice per calendar year. During the fiscal year ended December 31, 2020, the Nominating and Governance Committee met four times. The Nominating and Governance Committee (a) identifies, and evaluates the qualifications of, individuals to become independent members of the Funds’ Board in the event that a position currently filled by an Independent Trustee is vacated or created; (b) nominates Independent Trustee nominees for election or appointment to the Board; (c) sets any necessary standards or qualifications for service on the Board; (d) recommends periodically to the full Board an Independent Trustee to serve as Chairperson; (e) evaluates at least annually the independence and overall performance of counsel to the Independent Trustees; (f) annually reviews the compensation of the Independent Trustees; and (g) oversees board governance issues including, but not limited to, (i) evaluating the board and committee structure and the performance of Trustees, (ii) considering and addressing any conflicts, (iii) considering the retirement policies of the Board, and (iv) considering and making recommendations to the Board at least annually concerning the Trust’s directors and officers liability insurance coverage.
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The Nominating and Governance Committee will consider and evaluate nominee candidates properly submitted by shareholders of the Trust in the same manner as it considers and evaluates candidates recommended by other sources. The Nominating and Governance Committee may also consider any other facts and circumstances attendant to such shareholder submission as may be deemed appropriate by the Nominating and Governance Committee, including, without limitation, the value of the Funds’ securities owned by the shareholder and the length of time such shares have been held by the shareholder. A recommendation of a shareholder of the Trust must be submitted as described below to be considered properly submitted for purposes of the Nominating and Governance Committee’s consideration. The shareholders of the Trust must submit any such recommendation (a “Shareholder Recommendation”) in writing to the Trust’s Nominating and Governance Committee, to the attention of the Secretary, at the address of the principal executive offices of the Trust, which is 1295 State Street, Springfield, MA 01111-0001. The Shareholder Recommendation must be delivered to or mailed and received at the principal executive offices of the Trust at least 60 calendar days before the date of the meeting at which the Nominating and Governance Committee is to select a nominee for Independent Trustee. The Shareholder Recommendation must include: (i) a statement in writing setting forth: (A) the name, age, date of birth, phone number, business address, residence address, nationality, and pertinent qualifications of the person recommended by the shareholder (the “Shareholder Candidate”), including an explanation of why the shareholder believes the Candidate will make a good Trustee; (B) the class or series and number of all shares of the Funds owned of record or beneficially by the Shareholder Candidate, as reported to such shareholder by the Shareholder Candidate; (C) any other information regarding the Shareholder Candidate called for with respect to director nominees by paragraphs (a), (d), (e), and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), adopted by the SEC (or the corresponding provisions of any regulation or rule subsequently adopted by the SEC or any successor agency applicable to the Funds); (D) any other information regarding the Shareholder Candidate that would be required to be disclosed if the Shareholder Candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of trustees or directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (E) whether the recommending shareholder believes that the Shareholder Candidate is or will be an “interested person” (as defined in Section 2(a)(19) of the 1940 Act) of the Funds and, if not an “interested person,” information regarding the Shareholder Candidate that will be sufficient for the Funds to make such determination; (ii) the written and signed consent of the Shareholder Candidate to be named as a nominee, consenting to (1) the disclosure, as may be necessary or appropriate, of such Shareholder Candidate’s information submitted in accordance with (i) above; and (2) service as a Trustee if elected; (iii) the recommending shareholder’s name as it appears on the Funds’ books, the number of all shares of each series of the Funds owned beneficially and of record by the recommending shareholder; (iv) a description of all arrangements or understandings between the recommending shareholder and the Shareholder Candidate and any other person or persons (including their names) pursuant to which the Shareholder Recommendation is being made by the recommending shareholder; and (v) such other information as the Nominating and Governance Committee may require the Shareholder Candidate to furnish as it may reasonably require or deem necessary to determine the eligibility of such Shareholder Candidate to serve as a Trustee or to satisfy applicable law.
Shareholders may send other communications to the Trustees by addressing such correspondence directly to the Secretary of the Trust, c/o Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, MA 01111-0001. When writing to the Board, shareholders should identify themselves, the fact that the communication is directed to the Board, the Fund they are writing about, and any relevant information regarding their Fund holdings. Except as provided below, the Secretary shall either (i) provide a copy of each shareholder communication to the Board at its next regularly scheduled meeting or (ii) if the Secretary determines that the communication requires more immediate attention, forward the communication to the Board promptly after receipt. The Secretary will also provide a copy of each shareholder communication to the Trust’s Chief Compliance Officer.
The Secretary may, in good faith, determine that a shareholder communication should not be provided to the Board because it does not reasonably relate to the Trust or its operations, management, activities, policies, service providers, Board, officers, shareholders, or other matters relating to an investment in the Funds or is otherwise ministerial in nature (such as a request for Fund literature, share data, or financial information). The Secretary will provide to the Board on a quarterly basis a summary of the shareholder communications not provided to the Board by virtue of this paragraph.
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Contract Committee.   The Trust has a Contract Committee, consisting of each Trustee who is not an “interested person” of the Trust. During the fiscal year ended December 31, 2020, the Contract Committee met twice. The Contract Committee performs the specific tasks assigned to independent trustees by the 1940 Act, including the periodic consideration of the Trust’s investment management agreements and subadvisory agreements.
Risk Oversight
As registered investment companies, the Funds are subject to a variety of risks, including, among others, investment risks, financial risks, compliance risks, and operational risks. The Funds’ investment adviser and administrator, MML Advisers, has primary responsibility for the Funds’ risk management on a day-to-day basis as part of its overall responsibilities. The Master Funds’ and the Underlying Funds’ investment advisers or subadvisers are primarily responsible for managing investment risk as part of their day-to-day investment management responsibilities, as well as operational risks at their respective firms. The Funds’ investment adviser and Chief Compliance Officer also assist the Board in overseeing the significant investment policies of the Funds and monitor the various compliance policies and procedures approved by the Board as a part of its oversight responsibilities.
In discharging its oversight responsibilities, the Board considers risk management issues throughout the year by reviewing regular reports prepared by the Funds’ investment adviser and Chief Compliance Officer, as well as special written reports or presentations provided on a variety of risk issues, as needed. For example, the investment adviser reports to the Board quarterly on the investment performance of each of the Funds, the financial performance of the Funds, overall market and economic conditions, and legal and regulatory developments that may impact the Funds. The Funds’ Chief Compliance Officer, who reports directly to the Board’s Independent Trustees, provides presentations to the Board at its quarterly meetings and an annual report to the Board concerning (i) compliance matters relating to the Funds, the Funds’ investment adviser and MML Series Investment Fund and MML Series Investment Fund II subadvisers, and the Funds’ other key service providers; (ii) regulatory developments; (iii) business continuity programs; and (iv) various risks identified as part of the Funds’ compliance program assessments. The Funds’ Chief Compliance Officer also meets at least quarterly in executive session with the Independent Trustees, and communicates significant compliance-related issues and regulatory developments to the Audit Committee between Board meetings.
In addressing issues regarding the Funds’ risk management between meetings, appropriate representatives of the investment adviser communicate with the Chairperson of the Trust, the Chairperson of the Audit Committee, or the Funds’ Chief Compliance Officer. As appropriate, the Trustees confer among themselves, or with the Funds’ Chief Compliance Officer, the investment adviser, other service providers, and independent legal counsel, to identify and review risk management issues that may be placed on the full Board’s agenda.
The Board also relies on its committees to administer the Board’s oversight function. The Audit Committee assists the Board in reviewing with the investment adviser and the Funds’ independent auditors, at various times throughout the year, matters relating to the annual audits, financial accounting and reporting matters, and the internal control environment at the service providers that provide financial accounting and reporting for the Funds. The Audit Committee also meets annually with representatives of the investment adviser’s Corporate Audit Department to review the results of internal audits of relevance to the Funds. This and the Board’s other committees present reports to the Board that may prompt further discussion of issues concerning the oversight of the Funds’ risk management. The Board may also discuss particular risks that are not addressed in the committee process.
Share Ownership of Trustees and Officers of the Trust
The table below sets forth information regarding the Trustees’ beneficial ownership of Fund shares, based on the value of such shares as of December 31, 2020.
Name of Trustee	The Dollar Range of Equity Securities Beneficially Owned in the Trust	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Independent Trustees
Allan W. Blair	over $100,000 1	over $100,000
Nabil N. El-Hage	None	None
Maria D. Furman	None	None
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Name of Trustee	The Dollar Range of Equity Securities Beneficially Owned in the Trust	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
R. Alan Hunter, Jr.	None	None
C. Ann Merrifield	None	None
Susan B. Sweeney	None	None
Interested Trustees
Michael R. Fanning 2	None	None
Clifford M. Noreen 2	None	None

1
Includes MML Blue Chip Growth, MML Income & Growth, MML Mid Cap Value, and MML Small Cap Growth Equity.

2
Joined the Board as of January 1, 2021.

The ownership information shown above does not include units of separate investment accounts that invest in one or more registered investment companies overseen by a Trustee in the family of investment companies held in a 401(k) plan or amounts held under a deferred compensation plan that are valued based on “shadow investments” in one or more such registered investment companies. As of December 31, 2020, these amounts were as follows: Mr. Blair, over $100,000; Mr. El-Hage, over $100,000; Mr. Fanning, $10,001-$50,000; Ms. Furman, None; Mr. Hunter, None; Ms. Merrifield, None; Mr. Noreen, over $100,000; and Ms. Sweeney, None.
As of April 1, 2021, the Trustees and officers of the Trust, individually and as a group, beneficially owned less than 1% of the outstanding shares of any of the Funds.
To the knowledge of the Trust, as of December 31, 2020, the Independent Trustees and their immediate family members did not own beneficially or of record securities of the investment adviser, subadviser(s), principal underwriter, or sponsoring insurance company of the Funds or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the investment adviser, subadviser(s), principal underwriter, or sponsoring insurance company of the Funds.
Trustee Compensation
Effective January 1, 2021, the Trust, on behalf of each Fund, pays each of its Trustees who is not an officer or employee of MassMutual a fee of $9,450 per quarter plus a fee of $1,440 per in-person meeting attended plus a fee of $1,440 for the annual Contract Committee meeting. The Chairperson of the Board is paid an additional 40% of the quarterly fee, the in-person meeting fee, and the Contract Committee meeting fee. The Chairpersons of each of the Audit Committee and the Contract Committee are paid an additional 10% of the quarterly fee, the in-person meeting fee, and the Contract Committee meeting fee. The Chairperson of the Nominating and Governance Committee is paid an additional 7% of the quarterly fee, the in-person meeting fee, and the Contract Committee meeting fee. Such Trustees who serve on the Audit Committee, other than the Chairperson, are paid an additional 4% of the quarterly fee, the in-person meeting fee, and the Contract Committee meeting fee. No additional fees are paid for attending any other committee meetings or any special telephonic meetings. In addition, the Trust reimburses out-of-pocket business travel expenses to such Trustees. Trustees who are officers or employees of MassMutual receive no fees from the Trust.
During 2020, the Trust, on behalf of each Fund, paid each of its Trustees who was not an officer or employee of MassMutual a fee of $10,500 per quarter plus a fee of $1,600 per in-person meeting attended plus a fee of $1,600 for the annual Contract Committee meeting. The Chairperson of the Board was paid an additional 40% of the quarterly fee, the in-person meeting fee, and the Contract Committee meeting fee. The Chairpersons of each of the Audit Committee and the Contract Committee were paid an additional 10% of the quarterly fee, the in-person meeting fee, and the Contract Committee meeting fee. The Chairperson of the Nominating and Governance Committee was paid an additional 7% of the quarterly fee, the in-person meeting fee, and the Contract Committee meeting fee. Such Trustees who served on the Audit Committee, other than the Chairperson, were paid an additional 4% of the quarterly fee, the in-person meeting fee, and the Contract Committee meeting fee. No additional fees were paid for attending any other committee meetings or any special telephonic meetings. In addition, the Trust reimbursed out-of-pocket business travel expenses to such Trustees. Trustees who were officers or employees of MassMutual received no fees from the Trust.
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The following table discloses actual compensation paid to Trustees of the Trust during the 2020 fiscal year. The Trust has no pension or retirement plan, but does have a deferred compensation plan. The plan provides for amounts deferred prior to July 1, 2008, plus interest, to be credited a rate of interest of eight percent (8%). Amounts deferred after July 1, 2008, plus or minus earnings, are “shadow invested.” These amounts are valued based on changes in the values of one or more registered investment companies overseen by a Trustee.
Name of Trustee	Aggregate Compensation from the Trust	Deferred Compensation and Interest Accrued as part of Fund Expenses	Total Compensation from the Trust and Fund Complex Paid to Trustees
Allan W. Blair	$55,500	$0	$277,500
Nabil N. El-Hage	$57,000	($64,801)	$41,655
Michael R. Fanning 1	$0	$0	$0
Maria D. Furman	$52,000	$0	$261,396
Teresa A. Hassara 2	$0	$0	$0
R. Alan Hunter, Jr.	$70,000	$0	$350,000
Robert E. Joyal 3	$0	$100,816	$414,150
C. Ann Merrifield	$52,000	$0	$260,000
Clifford M. Noreen 1	$0	$0	$0
Susan B. Sweeney	$55,000	$0	$399,900

1
Joined the Board as of January 1, 2021. Each of Mr. Fanning and Mr. Noreen, as an employee of MassMutual, receives no compensation for his role as a Trustee to the Trust.

2
Resigned from the Board as of December 31, 2020. Ms. Hassara, as an employee of MassMutual, received no compensation for her role as a Trustee to the Trust.

3
Retired from the Board as of December 31, 2020.

MASTER FUNDS AND AMERICAN UNDERLYING FUNDS TRUST
INDEPENDENT TRUSTEES1
The American Funds Insurance Series’ nominating and governance committee and board select independent trustees with a view toward constituting a board that, as a body, possesses the qualifications, skills, attributes, and experience to appropriately oversee the actions of the American Funds Insurance Series’ service providers, decide upon matters of general policy, and represent the long-term interests of fund shareholders. In doing so, they consider the qualifications, skills, attributes, and experience of the current board members, with a view toward maintaining a board that is diverse in viewpoint, experience, education, and skills.
The American Funds Insurance Series seeks independent trustees who have high ethical standards and the highest levels of integrity and commitment, who have inquiring and independent minds, mature judgment, good communication skills, and other complementary personal qualifications and skills that enable them to function effectively in the context of the American Funds Insurance Series’ board and committee structure and who have the ability and willingness to dedicate sufficient time to effectively fulfill their duties and responsibilities.
Each independent trustee has a significant record of accomplishments in governance, business, not-for-profit organizations, government service, academia, law, accounting, or other professions. Although no single list could identify all experience upon which the American Funds Insurance Series’ independent trustees draw in connection with their service, the following table summarizes key experience for each independent trustee. These references to the qualifications, attributes, and skills of the trustees are pursuant to the disclosure requirements of the SEC, and shall not be deemed to impose any greater responsibility or liability on any trustee or the board as a whole. Notwithstanding the accomplishments
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listed in this SAI, American Funds Insurance Series has stated that none of the independent trustees is considered an “expert” within the meaning of the federal securities laws with respect to information in the American Funds Insurance Series’ registration statement.
NAME AND YEAR OF BIRTH	POSITION(S) HELD WITH MASTER FUNDS	YEAR FIRST ELECTED A TRUSTEE OF THE MASTER FUNDS2	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN MASTER FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING THE PAST FIVE YEARS3	OTHER RELEVANT EXPERIENCE
Francisco G. Cigarroa, MD 1957	Trustee	2021	Professor of Surgery, University of Texas Health San Antonio; Trustee, Ford Foundation; Clayton Research Scholar, Clayton Foundation for Biomedical Research	87	None	• Corporate board experience • Service on boards of community and nonprofit organizations • MD
James G. Ellis 1947	Trustee	2010	Professor of Marketing and former Dean, Marshall School of Business, University of Southern California	100	Mercury General Corporation	• Service as chief executive officer for multiple companies • Corporate board experience • Service on advisory and trustee boards for charitable, municipal and nonprofit organizations • MBA
Nariman Farvardin 1956	Trustee	2018	President, Stevens Institute of Technology	88	None
•
Senior management experience, educational institution

•
Corporate board experience

•
Professor, electrical and computer engineering

•
Service on advisory boards and councils for educational, nonprofit and governmental organizations

•
MS, PhD, electrical engineering

Mary Davis Holt 1950	Trustee	2015-2016; 2017	Principal, Mary Davis Holt Enterprises, LLC (leadership development consulting); former Partner, Flynn Heath Holt Leadership, LLC (leadership consulting); former COO, Time Life Inc. (1993-2003)	88	None
•
Service as chief operations officer, global media company

•
Senior corporate management experience

•
Corporate board experience

•
Service on advisory and trustee boards for educational, business and nonprofit organizations

•
MBA

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NAME AND YEAR OF BIRTH	POSITION(S) HELD WITH MASTER FUNDS	YEAR FIRST ELECTED A TRUSTEE OF THE MASTER FUNDS2	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN MASTER FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING THE PAST FIVE YEARS3	OTHER RELEVANT EXPERIENCE
R. Clark Hooper 1946	Trustee	2010	Private investor	91	Former director of The Swiss Helvetia Fund, Inc. (until 2016)	• Senior regulatory and management experience, National Association of Securities Dealers (now FINRA) • Service on trustee boards for charitable, educational and nonprofit organizations
Merit E. Janow 1958	Trustee	2007	Dean and Professor, Columbia University, School of International and Public Affairs	94	Mastercard Incorporated; Trimble Inc. Former director of The NASDAQ Stock Market LLC (until 2016)
•
Service with Office of the U.S. Trade Representative and U.S. Department of Justice

•
Corporate board experience

•
Service on advisory and trustee boards for charitable, educational and nonprofit organizations

•
Experience as corporate lawyer

•
JD

Margaret Spellings 1957	Chairman of the Board (Independent and Non-Executive)	2010	President and CEO, Texas 2036; former President, Margaret Spellings & Company (public policy and strategic consulting); former President, The University of North Carolina; former President, George W. Bush Foundation	92	Former director of ClubCorp Holdings, Inc. (until 2017)
•
Former U.S. Secretary of Education, U.S.Department of Education

•
Former Assistant to the President for Domestic Policy, The White House

•
Former senior advisor to the Governor of Texas

•
Service on advisory and trustee boards for charitable and nonprofit organizations

Alexandra Trower 1964	Trustee	2018	Executive Vice President, Global Communications and Corporate Officer, The Estée Lauder Companies	87	None	• Service on trustee boards for charitable and nonprofit organizations • Senior corporate management experience • Branding
B-59

NAME AND YEAR OF BIRTH	POSITION(S) HELD WITH MASTER FUNDS	YEAR FIRST ELECTED A TRUSTEE OF THE MASTER FUNDS2	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN MASTER FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING THE PAST FIVE YEARS3	OTHER RELEVANT EXPERIENCE
Paul S. Williams 1959	Trustee	2020	Former Partner/Managing Director, Major, Lindsey & Africa (executive recruiting firm)	87
Air Transport Services Group, Inc. (aircraft leasing and air cargo transportation); Compass Minerals, Inc. (producer of salt and specialty fertilizers); Public Storage, Inc.; Romeo Power, Inc. (manufacturer of batteries for electric vehicles)
Former director of Bob Evans Farms, Inc. (restaurant company) (until 2017); Essendant, Inc. (business products wholesaler) (until 2019)

•
Senior corporate management experience

•
Corporate board experience

•
Corporate governance experience

•
Service on trustee boards for charitable and educational nonprofit organizations

•
Securities law expertise

•
JD

INTERESTED TRUSTEES4,5
Interested trustees of the American Funds Insurance Series have similar qualifications, skills, and attributes as the independent trustees. Interested trustees are senior executive officers and/or directors of Capital Research or its affiliates. Such management roles with the American Funds Insurance Series’ service providers also permit the interested trustees to make a significant contribution to the American Funds Insurance Series’ board.
NAME AND YEAR OF BIRTH	POSITION(S) HELD WITH MASTER FUNDS	YEAR FIRST ELECTED A TRUSTEE OF THE MASTER FUNDS2	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN MASTER FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING THE PASTFIVE YEARS3
Donald D. O’Neal 1960	Co-President and Trustee	1998	Partner—Capital International Investors, Capital Research; Partner—Capital International Investors, Capital Bank and Trust Company*	35	None
Michael C. Gitlin 1970	Trustee	2019	Partner—Capital Fixed Income Investors, Capital Research and Management Company; Vice Chairman and Director, Capital Research and Management Company; Director, The Capital Group Companies, Inc.*; served as Head of Fixed Income at a large investment management firm prior to joining Capital Research and Management Company in 2015	87	None
OTHER OFFICERS
OTHER OFFICERS NAME AND YEAR OF BIRTH5	POSITION(S) WITH REGISTRANT	YEAR FIRST ELECTED AN OFFICER2	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND POSITIONS HELD WITH AFFILIATED ENTITIES OR THE PRINCIPAL UNDERWRITER
Alan N. Berro 1960	Co-President	1998	Partner—Capital World Investors, Capital Research; Partner—Capital World Investors, Capital Bank and Trust Company*; Director, The Capital Group Companies, Inc.*
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OTHER OFFICERS NAME AND YEAR OF BIRTH5	POSITION(S) WITH REGISTRANT	YEAR FIRST ELECTED AN OFFICER2	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND POSITIONS HELD WITH AFFILIATED ENTITIES OR THE PRINCIPAL UNDERWRITER
Maria Manotok 1974	Principal Executive Officer	2012	Senior Vice President and Senior Counsel—Fund Business Management Group, Capital Research; Senior Vice President, Senior Counsel and Director, Capital International, Inc.*; Director, Capital Group Investment Management Limited*
Michael W. Stockton 1967	Executive Vice President	2021	Senior Vice President - Fund Business Management Group, Capital Research
Martin Jacobs 1962	Vice President	2016	Partner—Capital Research Global Investors, Capital Research
Carl M. Kawaja 1964	Vice President	2008	Partner—Capital World Investors, Capital Research; Chairman and Director, Capital Research; Partner—Capital World Investors, Capital Bank and Trust Company*
Sung Lee 1966	Vice President	2008	Partner—Capital Research Global Investors, Capital International, Inc.*; Director, The Capital Group Companies, Inc.*
Keiko McKibben 1969	Vice President	2010	Partner—Capital Research Global Investors, Capital Research
Renaud H. Samyn 1974	Vice President	2010	Partner—Capital Research Global Investors, Capital International, Inc.*
Steven I. Koszalka 1964	Secretary	2003	Vice President—Fund Business Management Group, Capital Research
Gregory F. Niland 1971	Treasurer	2008	Vice President—Investment Operations, Capital Research
Susan K. Countess 1966	Assistant Secretary	2014	Associate—Fund Business Management Group, Capital Research
Sandra Chuon 1972	Assistant Treasurer	2019	Assistant Vice President—Investment Operations, Capital Research
Brian C. Janssen 1972	Assistant Treasurer	2015	Senior Vice President—Investment Operations, Capital Research

*
Company affiliated with Capital Research.

(1)
The term independent trustee refers to a trustee who is not an “interested person” of the Master Funds and the American Underlying Funds within the meaning of the 1940 Act.

(2)
Trustees and officers of the American Funds Insurance Series serve until their resignation, removal or retirement.

(3)
This includes all directorships/trusteeships (other than those in the American Funds or other funds managed by Capital Research or its affiliates) that are held by each trustee as a director/trustee of a public company or a registered investment company. Unless otherwise noted, all directorships/trusteeships are current.

(4)
The term interested trustee refers to a trustee who is an “interested person” of the Master Funds and the American Underlying Funds within the meaning of the 1940 Act, on the basis of his or her affiliation with the American Funds Insurance Series’ investment adviser, Capital Research, or affiliated entities.

(5)
All of the trustees and/or officers listed, with the exception of Martin Jacobs and Keiko McKibben, are officers and/or directors/trustees of one or more of the other funds for which Capital Research serves as investment adviser.

THE ADDRESS FOR ALL TRUSTEES AND OFFICERS OF THE AMERICAN FUNDS INSURANCE SERIES IS 333 SOUTH HOPE STREET, 55TH FLOOR, LOS ANGELES, CALIFORNIA 90071, ATTN: SECRETARY
OWNERSHIP OF SHARES OF MASTER FUNDS AS OF DECEMBER 31, 2020
NAME OF TRUSTEE	DOLLAR RANGE 1 2 OF FUND SHARES OWNED 3	AGGREGATE DOLLAR RANGE 1 OF SHARES OWNED IN ALL FUNDS IN THE AMERICAN FUNDS FAMILY OVERSEEN BY TRUSTEE	DOLLAR RANGE 1 OF INDEPENDENT TRUSTEES DEFERRED COMPENSATION 4 ALLOCATED TO FUND	AGGREGATE DOLLAR RANGE 1 2 OF INDEPENDENT TRUSTEES DEFERRED COMPENSATION 4 ALLOCATED TO ALL FUNDS WITHIN AMERICAN FUNDS FAMILY OVERSEEN BY TRUSTEE
INDEPENDENT TRUSTEES
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NAME OF TRUSTEE	DOLLAR RANGE 1 2 OF FUND SHARES OWNED 3	AGGREGATE DOLLAR RANGE 1 OF SHARES OWNED IN ALL FUNDS IN THE AMERICAN FUNDS FAMILY OVERSEEN BY TRUSTEE	DOLLAR RANGE 1 OF INDEPENDENT TRUSTEES DEFERRED COMPENSATION 4 ALLOCATED TO FUND	AGGREGATE DOLLAR RANGE 1 2 OF INDEPENDENT TRUSTEES DEFERRED COMPENSATION 4 ALLOCATED TO ALL FUNDS WITHIN AMERICAN FUNDS FAMILY OVERSEEN BY TRUSTEE
Francisco G. Cigarroa 6	N/A	N/A	N/A 5	N/A
James G. Ellis	None	Over $100,000	N/A 5	N/A
Nariman Farvardin	None	Over $100,000	N/A 5	Over $100,000
Mary Davis Holt	None	Over $100,000	N/A 5	N/A
R. Clark Hooper	None	Over $100,000	N/A 5	Over $100,000
Merit E. Janow	None	Over $100,000	N/A 5	N/A
Margaret Spellings	None	Over $100,000	N/A 5	Over $100,000
Alexandra Trower	None	Over $100,000	N/A 5	Over $100,000
Paul S. Williams	None	Over $100,000	N/A 5	$50,001 - $100,000
INTERESTED TRUSTEES
Donald D. O’Neal	None	None	N/A	N/A
Michael C. Gitlin	None	Over $100,000	N/A	N/A

1
Ownership disclosure is made using the following ranges: None; $1 - $10,000; $10,001 - $50,000; $50,001 - $100,000; and Over $100,000. The amounts listed for interested trustees include shares owned through The Capital Group Companies, Inc. retirement plan and 401(k) plan.

2
N/A indicates that the listed individual, as of December 31, 2020, was not a trustee of a particular fund, did not allocate deferred compensation to the fund or did not participate in the deferred compensation plan.

3
Shares of the funds may only be owned by purchasing variable annuity and variable life insurance contracts. Each trustee’s need for variable annuity or variable life contracts and the role those contracts would play in his or her comprehensive investment portfolio will vary and depend on a number of factors including tax, estate planning, life insurance, alternative retirement plans, or other considerations.

4
Eligible trustees may defer their compensation under a nonqualified deferred compensation plan. Amounts deferred by the trustee accumulate at an earnings rate determined by the total return of one or more American Funds as designated by the trustee.

5
The funds in the American Funds Insurance Series are not available for investment in the independent trustees deferred compensation plan.

6
Dr. Cigarroa was elected to the board effective January 2, 2021.

TRUSTEE COMPENSATION—No compensation is paid by the American Funds Insurance Series to any officer or trustee who is a director, officer, or employee of the investment adviser or its affiliates. Except for the independent trustees listed in the “Independent Trustees” table under the Master Funds and American Underlying Funds Trust section in this SAI, all other officers and trustees of the American Funds Insurance Series are directors, officers or employees of the investment adviser or its affiliates. The boards of funds advised by Capital Research typically meet either individually or jointly with the boards of one or more other such funds with substantially overlapping board membership (in each case referred to as a “board cluster”). The American Funds Insurance Series typically pays each independent trustee an annual retainer fee, based primarily on the total number of board clusters on which that independent trustee serves.
In addition, the American Funds Insurance Series generally pays independent trustees attendance and other fees for meetings of the board and its committees. The board chair receives an additional fee for this service.
Independent trustees also receive attendance fees for certain special joint meetings and information sessions with directors and trustees of other groupings of funds advised by Capital Research. The American Funds Insurance Series and the other funds served by each independent trustee each pay a portion of these attendance fees.
No pension or retirement benefits are accrued as part of American Funds Insurance Series expenses. Independent trustees may elect, on a voluntary basis, to defer all or a portion of their fees through a deferred compensation plan in effect for the American Funds Insurance Series. The American Funds Insurance Series also reimburses certain expenses of the independent trustees.
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MASTER FUNDS TRUSTEE COMPENSATION EARNED DURING THE FISCAL YEAR ENDED DECEMBER 31, 2020:
NAME	AGGREGATE COMPENSATION (INCLUDING VOLUNTARILY DEFERRED COMPENSATION 1 ) FROM THE FUND	TOTAL COMPENSATION (INCLUDING VOLUNTARILY DEFERRED COMPENSATION 1) FROM ALL FUNDS MANAGED BY CAPITAL RESEARCH OR ITS AFFILIATES
William H. Baribault 2 (retired December 31, 2020)	$48,805	$410,000
Fransisco G. Cigarroa (service began January 2, 2021)	N/A	N/A
James G. Ellis	51,681	505,000
Nariman Farvardin 2	48,521	397,000
Mary Davis Holt	50,893	378,000
R. Clark Hooper 2	43,677	431,676
Merit E. Janow	50,426	371,500
Margaret Spellings 2	52,991	503,476
Alexandra Trower 2	57,963	276,000
Paul S. Williams (service began January 2, 2020)2	67,013	321,000

1
Amounts may be deferred by eligible trustees under a nonqualified deferred compensation plan adopted by the American Funds Insurance Series in 1993. Deferred amounts accumulate at an earnings rate determined by the total return of one or more American Funds as designated by the trustees. Compensation shown in this table for the fiscal year ended December 31, 2020 does not include earnings on amounts deferred in previous fiscal years. See footnote 2 to this table for more information.

2
Since the deferred compensation plan’s adoption, the total amount of deferred compensation accrued by the American Funds Insurance Series (plus earnings thereon) through the end of the 2020 fiscal year for participating trustees is as follows: William H. Baribault ($186,853), Nariman Farvardin ($253,177), R. Clark Hooper ($148,639), Margaret Spellings ($292,809), Alexandra Trower ($311,603) and Paul S. Williams ($24,326). Amounts deferred and accumulated earnings thereon are not funded and are general unsecured liabilities of the American Funds Insurance Series until paid to the trustees.

As of April 1, 2021, the officers and trustees of the American Funds Insurance Series, as a group, owned beneficially or of record less than 1% of the outstanding shares of each Master Fund or American Underlying Fund.
AMERICAN FUNDS INSURANCE SERIES ORGANIZATION AND THE BOARD OF TRUSTEES—The American Funds Insurance Series, an open-end investment company, was organized as a Massachusetts business trust on September 13, 1983. At a meeting of the American Funds Insurance Series’ shareholders on November 24, 2009, shareholders approved the reorganization of the Series to a Delaware statutory trust. However, the American Funds Insurance Series reserved the right to delay implementing the reorganization and has elected to do so. A summary comparison of the governing documents and state laws affecting the Delaware statutory trust and the current form of organization of the American Funds Insurance Series can be found in the proxy statement for the American Funds Insurance Series dated August 28, 2009, which is available on the SEC’s website at sec.gov.
All American Funds Insurance Series operations are supervised by its board of trustees, which meets periodically and performs duties required by applicable state and federal laws. Independent board members are paid certain fees for services rendered to the American Funds Insurance Series as described above. They may elect to defer all or a portion of these fees through a deferred compensation plan in effect for the American Funds Insurance Series.
Massachusetts common law provides that a trustee of a Massachusetts business trust owes a fiduciary duty to the trust and must carry out his or her responsibilities as a trustee in accordance with that fiduciary duty. Generally, a trustee will satisfy his or her duties if he or she acts in good faith and uses ordinary prudence.
The American Funds Insurance Series currently consists of separate funds which have separate assets and liabilities, and invest in separate investment portfolios. The board of trustees may create additional funds in the future. Income, direct liabilities, and direct operating expenses of a fund will be allocated directly to that fund and general liabilities and expenses of the American Funds Insurance Series will be allocated among the funds in proportion to the total net assets of each fund.
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Each Master Fund has Class 1, Class 1A, Class 2, and Class 4 shares. In addition, Growth Fund, International Fund, and Growth-Income Fund have Class 3 shares. Other funds in the American Funds Insurance Series have Class P1 and/or Class P2 shares. The shares of each class represent an interest in the same investment portfolio. Each class has equal rights as to voting, redemption, dividends, and liquidation, except that each class bears different distribution expenses and other expenses properly attributable to the particular class as approved by the board of trustees and set forth in the American Funds Insurance Series’ amended and restated rule 18f-3 Plan. Class 1A, Class 2, Class 3, and Class 4 shareholders have exclusive voting rights with respect to their respective rule 12b-1 Plans adopted in connection with the distribution of Class 1A, Class 2, Class 3, and Class 4 shares. Class 1A and Class 4 shareholders have exclusive voting rights with respect to their Insurance Administrative Services Plans. Shares of each Class of the American Funds Insurance Series vote together on matters that affect all classes in substantially the same manner. Each class votes as a class on matters that affect that class alone.
The American Funds Insurance Series does not hold annual meetings of shareholders. However, significant matters that require shareholder approval, such as certain elections of board members or a change in a fundamental investment policy, will be presented to shareholders at a meeting called for such purpose. Shareholders have one vote per share owned. At the request of the holders of at least 10% of the shares, the American Funds Insurance Series will hold a meeting at which any member of the board could be removed by a majority vote.
The American Funds Insurance Series’ declaration of trust and by-laws, as well as separate indemnification agreements that the American Funds Insurance Series has entered into with independent trustees, provide in effect that, subject to certain conditions, the American Funds Insurance Series will indemnify its officers and trustees against liabilities or expenses actually and reasonably incurred by them relating to their service to the American Funds Insurance Series. However, trustees are not protected from liability by reason of their willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.
LEADERSHIP STRUCTURE—The board’s chair is currently an independent trustee who is not an “interested person” of the American Funds Insurance Series within the meaning of the 1940 Act. The board has determined that an independent chair facilitates oversight and enhances the effectiveness of the board. The independent chair’s duties include, without limitation, generally presiding at meetings of the board, approving board meeting schedules and agendas, leading meetings of the independent trustees in executive session, facilitating communication with committee chairs, and serving as the principal independent trustee contact for Series management and independent counsel to the trustees and the fund.
RISK OVERSIGHT—Day-to-day management of the American Funds Insurance Series, including risk management, is the responsibility of the American Funds Insurance Series’ contractual service providers, including the American Funds Insurance Series’ investment adviser, principal underwriter/distributor, and transfer agent. Each of these entities is responsible for specific portions of the American Funds Insurance Series’ operations, including the processes and associated risks relating to the funds’ investments, integrity of cash movements, financial reporting, operations, and compliance. The board of trustees oversees the service providers’ discharge of their responsibilities, including the processes they use. In that regard, the board receives reports regarding the operations of the American Funds Insurance Series service providers, including risks. For example, the board receives reports from investment professionals regarding risks related to the funds’ investments and trading. The board also receives compliance reports from the American Funds Insurance Series and Capital Research’s chief compliance officers addressing certain areas of risk.
Committees of the American Funds Insurance Series’ board, which are comprised of independent board members, none of whom is an “interested person” of the Fund within the meaning of the 1940 Act, as well as joint committees of independent board members of funds managed by Capital Research, also explore risk management procedures in particular areas and then report back to the full board. For example, the American Funds Insurance Series’ audit committee oversees the processes and certain attendant risks relating to financial reporting, valuation of fund assets, and related controls. Similarly, a joint review and advisory committee oversees certain risk controls relating to the fund's transfer agency services.
Not all risks that may affect the American Funds Insurance Series can be identified or processes and controls developed to eliminate or mitigate their effect. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve each Master Fund’s or American Underlying Fund’s objectives. As a result of the foregoing and other factors, the ability of the American Funds Insurance Series’ service providers to eliminate or mitigate risks is subject to limitations.
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AMERICAN FUNDS INSURANCE SERIES COMMITTEES OF THE BOARD OF TRUSTEES—American Funds Insurance Series has an audit committee comprised of Francisco G. Cigarroa, James G. Ellis, Mary Davis Holt, and Paul S. Williams. The committee provides oversight regarding the American Funds Insurance Series’ accounting and financial reporting policies and practices, its internal controls, and the internal controls of the American Funds Insurance Series’ principal service providers. The committee acts as a liaison between the American Funds Insurance Series’ independent registered public accounting firm and the full board of trustees. The audit committee held five meetings during the 2020 fiscal year.
The American Funds Insurance Series has a contracts committee comprised of all of its independent board members. The committee’s principal function is to request, review, and consider the information deemed necessary to evaluate the terms of certain agreements between the American Funds Insurance Series and Capital Research or its affiliates, such as the Investment Advisory and Service Agreement and plan of distribution adopted pursuant to rule 12b-1 under the 1940 Act, that the American Funds Insurance Series may enter into, renew or continue, and to make its recommendations to the full board of trustees on these matters. The contracts committee held one meeting during the 2020 fiscal year.
The American Funds Insurance Series has a nominating and governance committee comprised of Nariman Farvardin, R. Clark Hooper, Merit E. Janow, Margaret Spellings and Alexandra Trower. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation, and other relevant issues, and recommends any appropriate changes to the full board of trustees. The committee also coordinates annual self-assessments of the board and evaluates, selects, and nominates independent trustee candidates to the full board of trustees. While the committee normally is able to identify from its own and other resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the American Funds Insurance Series, addressed to the American Funds Insurance Series’ secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the committee. The nominating and governance committee held two meetings during the 2020 fiscal year.
The independent board members of the American Funds Insurance Series have oversight responsibility for the Series and certain other funds managed by Capital Research. As part of their oversight responsibility for these funds, each independent board member sits on one of three fund review committees comprised solely of independent board members. The three committees are divided by portfolio type. Each committee functions independently and is not a decision making body. The purpose of the committees is to assist the board of each series in the oversight of the investment management services provided by Capital Research. In addition to regularly monitoring and reviewing investment results, investment activities and strategies used to manage the funds’ assets, the committees also receive reports from Capital Research’s Principal Investment Officers for the funds, portfolio managers and other investment personnel concerning efforts to achieve the funds’ investment objectives. Each committee reports to the full board of the Series.
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
MassMutual, MML Bay State, and C.M. Life were the record owners of all of the outstanding shares of each series of the Trust as of April 1, 2021 and, therefore, may be deemed to be in control (as that term is defined in the 1940 Act) of each series of the Trust. However, certain owners of variable life insurance policies and variable annuity contracts that depend upon the investment performance of the Funds have the right to instruct MassMutual, MML Bay State, and C.M. Life as to how shares of the Trust deemed attributable to their contracts shall be voted. MassMutual, MML Bay State, and C.M. Life generally are required to vote shares attributable to such contracts but for which no instructions were received, in proportion to those votes for which instructions were received. The address of MassMutual, MML Bay State, and C.M. Life is 1295 State Street, Springfield, Massachusetts 01111-0001.
Principal Master Fund shareholders
The following tables identify those investors who own of record, or are known by the Master Funds to own beneficially, 5% or more of any class of a Master Fund’s shares as of the opening of business on April 1, 2021. Unless otherwise indicated, the ownership percentages below represent ownership of record rather than beneficial ownership.
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Master Growth Fund
Name and address	Ownership	Ownership percentage
JNL Series Trust Account Lansing, MI	Beneficial	Class 1	21.37%
Lincoln Life Insurance Company Account Fort Wayne, IN	Beneficial	Class 1 Class 1A Class 2 Class 4	13.23% 36.77 49.56
			28.08
BHFTI American FundsGrowth Portfolio Account Boston, MA	Beneficial	Class 1	10.77
LVIP American Growth Fund Account Fort Wayne, IN	Beneficial	Class 1	9.00
NVIT Growth Feeder Fund C/O Nationwide Account King of Prussia, PA	Beneficial	Class 1	7.46
John Hancock Life Insurance Co. USA Direct Account Boston, MA	Beneficial	Class 1	6.56
Mac & Co A/C 825939 FBO Legg Mason Account #1 Pittsburgh, PA	Beneficial	Class 1A	27.64
Mac & Co A/C 825938 FBO Legg Mason Account #2 Pittsburgh, PA	Beneficial	Class 1A	18.82
Mac & Co A/C 825919 FBO Legg Mason Account #3 Pittsburgh, PA	Beneficial	Class 1A	10.36
Mac & Co A/C 8259348 FBO Legg Mason Account #4 Pittsburgh, PA	Beneficial	Class 1A	5.04
Talcott Resolution Life and Annuity Insurance Company Account Hartford, CT	Beneficial	Class 2 Class 4	8.24 6.91
Metropolitan Life Insurance Company Individual Annuities Account Irvine, CA	Beneficial	Class 2	7.99
Transamerica Life Insurance Co Separate Account VA B Cedar Rapids, IA	Beneficial	Class 2	5.18
AIG Sunamerica Life Assurance Co. Variable Separate Account & Variable Annuity Account Seven Houston, TX	Beneficial	Class 3	100.00
Separate Account A of Pacific Life Insurance Company #2 Newport Beach, CA	Beneficial	Class 4	26.65
NYLIAC Account Jersey City, NJ	Beneficial	Class 4	9.45
Pacific Select Exec Separate Account of Pacific Life Insurance Company #1 Newport Beach, CA	Beneficial	Class 4	5.62
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Master International Fund
Name and address	Ownership	Ownership percentage
JNL Series Trust Account Lansing, MI	Beneficial	Class 1	34.98%
John Hancock Life Insurance Co. USA Direct Account Boston, MA	Beneficial	Class 1	9.43
Lincoln Life Insurance Company Account Fort Wayne, IN	Beneficial	Class 1 Class 1A Class 2 Class 4	7.34 100.00 62.00 25.93
LVIP American Global Growth Allocation Managed Risk Fund Account Fort Wayne, IN	Beneficial	Class 1	5.84
BHFTI American FundsBalanced Allocation Portfolio Account Boston, MA	Beneficial	Class 1	5.39
LVIP American International FundAccount Fort Wayne, IN	Beneficial	Class 1	5.27
Transamerica Life Insurance Co. Separate Account VA B Cedar Rapids, IA	Beneficial	Class 2	6.45
Talcott Resolution Life and Annuity Insurance Company Account Hartford, CT	Beneficial	Class 2 Class 4	6.32 19.65
AIG Sunamerica Life Assurance Co. Variable Separate Account & Variable Annuity Account Seven Houston, TX	Beneficial	Class 3	100.00
Separate Account A of Pacific Life Insurance CompanyNewport Beach, CA	Beneficial	Class 4	24.14
Jefferson National Life Account Louisville, KY	Beneficial	Class 4	7.56
INVESTMENT ADVISORY AND OTHER SERVICE AGREEMENTS
Investment Adviser
MML Advisers, a wholly-owned subsidiary of MassMutual, serves as investment adviser to each Fund pursuant to Investment Management Agreements with the Trust on behalf of the Funds (each, an “Advisory Agreement”). Under each Advisory Agreement, MML Advisers is obligated to provide for the management of each Fund’s portfolio of securities, subject to policies established by the Trustees of the Trust and in accordance with each Fund’s investment objective, policies, and restrictions as set forth herein and in the Prospectus.
The Advisory Agreement with each Fund may be terminated by the Board or by MML Advisers without penalty: (i) at any time for cause or by agreement of the parties or (ii) by either party upon sixty days’ written notice to the other party. In addition, each Advisory Agreement automatically terminates if it is assigned or if its continuance is not specifically approved at least annually (after its initial 2 year period) by the Board or by the holders of a majority of the outstanding voting securities of the applicable Fund, and in either case by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party. MML Advisers’ liability regarding its investment management obligations and duties is limited to situations involving its willful misfeasance, bad faith, gross negligence, or reckless disregard of such obligations and duties.
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MML Advisers also serves as investment adviser to: MassMutual Total Return Bond Fund, MassMutual Strategic Bond Fund, MassMutual Select BlackRock Global Allocation Fund, MassMutual Diversified Value Fund, MassMutual Fundamental Value Fund, MM S&P 500® Index Fund, MassMutual Equity Opportunities Fund, MassMutual Fundamental Growth Fund, MassMutual Blue Chip Growth Fund, MassMutual Growth Opportunities Fund, MassMutual Mid Cap Value Fund, MassMutual Small Cap Value Equity Fund, MassMutual Small Company Value Fund, MM S&P® Mid Cap Index Fund, MM Russell 2000® Small Cap Index Fund, MassMutual Mid Cap Growth Fund, MassMutual Small Cap Growth Equity Fund, MM MSCI EAFE® International Index Fund, MassMutual Overseas Fund, MassMutual Select T. Rowe Price International Equity Fund, MassMutual 20/80 Allocation Fund, MassMutual 40/60 Allocation Fund, MassMutual 60/40 Allocation Fund, MassMutual 80/20 Allocation Fund, MassMutual RetireSMARTSM by JPMorgan In Retirement Fund, MassMutual RetireSMARTSM by JPMorgan 2020 Fund, MassMutual RetireSMARTSM by JPMorgan 2025 Fund, MassMutual RetireSMARTSM by JPMorgan 2030 Fund, MassMutual RetireSMARTSM by JPMorgan 2035 Fund, MassMutual RetireSMARTSM by JPMorgan 2040 Fund, MassMutual RetireSMARTSM by JPMorgan 2045 Fund, MassMutual RetireSMARTSM by JPMorgan 2050 Fund, MassMutual RetireSMARTSM by JPMorgan 2055 Fund, MassMutual RetireSMARTSM by JPMorgan 2060 Fund, MassMutual Select T. Rowe Price Retirement Balanced Fund, MassMutual Select T. Rowe Price Retirement 2005 Fund, MassMutual Select T. Rowe Price Retirement 2010 Fund, MassMutual Select T. Rowe Price Retirement 2015 Fund, MassMutual Select T. Rowe Price Retirement 2020 Fund, MassMutual Select T. Rowe Price Retirement 2025 Fund, MassMutual Select T. Rowe Price Retirement 2030 Fund, MassMutual Select T. Rowe Price Retirement 2035 Fund, MassMutual Select T. Rowe Price Retirement 2040 Fund, MassMutual Select T. Rowe Price Retirement 2045 Fund, MassMutual Select T. Rowe Price Retirement 2050 Fund, MassMutual Select T. Rowe Price Retirement 2055 Fund, MassMutual Select T. Rowe Price Retirement 2060 Fund, MM Equity Asset Fund, MassMutual Select T. Rowe Price Bond Asset Fund, MassMutual Select T. Rowe Price Emerging Markets Bond Fund, MassMutual Select T. Rowe Price Large Cap Blend Fund, MassMutual Select T. Rowe Price Limited Duration Inflation Focused Bond Fund, MassMutual Select T. Rowe Price Real Assets Fund, MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund, and MassMutual Select T. Rowe Price U.S. Treasury Long-Term Index Fund, which are series of MassMutual Select Funds, an open-end management investment company; MassMutual U.S. Government Money Market Fund, MassMutual Short-Duration Bond Fund, MassMutual Inflation-Protected and Income Fund, MassMutual Core Bond Fund, MassMutual Diversified Bond Fund, MassMutual High Yield Fund, MassMutual Balanced Fund, MassMutual Disciplined Value Fund, MassMutual Main Street Fund, MassMutual Disciplined Growth Fund, MassMutual Small Cap Opportunities Fund, MassMutual Global Fund, MassMutual International Equity Fund, and MassMutual Strategic Emerging Markets Fund, which are series of MassMutual Premier Funds, an open-end management investment company; MML Blue Chip Growth Fund, MML Equity Income Fund, MML Equity Index Fund, MML Focused Equity Fund, MML Foreign Fund, MML Fundamental Equity Fund, MML Fundamental Value Fund, MML Global Fund, MML Growth & Income Fund, MML Income & Growth Fund, MML International Equity Fund, MML Large Cap Growth Fund, MML Managed Volatility Fund, MML Mid Cap Growth Fund, MML Mid Cap Value Fund, MML Small Cap Growth Equity Fund, MML Small Company Value Fund, MML Small/Mid Cap Value Fund, and MML Total Return Bond Fund, which are also series of the Trust; MML Blend Fund, MML Dynamic Bond Fund, MML Equity Fund, MML Equity Momentum Fund, MML Equity Rotation Fund, MML High Yield Fund, MML Inflation-Protected and Income Fund, MML iShares® 60/40 Allocation Fund, MML iShares® 80/20 Allocation Fund, MML Managed Bond Fund, MML Short-Duration Bond Fund, MML Small Cap Equity Fund, MML Special Situations Fund, MML Strategic Emerging Markets Fund, and MML U.S. Government Money Market Fund, which are series of MML Series Investment Fund II, an open-end management investment company; certain wholly-owned subsidiaries of MassMutual; and various employee benefit plans and separate investment accounts in which employee benefit plans invest.
The Trust, on behalf of each Fund, pays MML Advisers an investment advisory fee monthly, at an annual rate based upon the average daily net assets of that Fund as follows:
Fund
MML Conservative Allocation	0.10%
MML Balanced Allocation	0.10%
MML Moderate Allocation	0.10%
MML Growth Allocation	0.10%
MML Aggressive Allocation	0.10%
MML Growth Fund	0.15% on the first $500 million; and 0.125% on any excess over $500 million
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Fund
MML International Fund	0.15% on the first $500 million; and 0.125% on any excess over $500 million
MML Core Allocation Fund	0.20% on the first $750 million; and 0.175% on any excess over $750 million
Information about each portfolio manager’s compensation, other accounts managed by the portfolio managers, and each portfolio manager’s ownership of securities in the relevant Fund can be found in Appendix C.
Administrator and Sub-Administrators
Except for the Advisory Agreements with respect to MML Growth Fund, MML International Fund, and MML Core Allocation Fund, the Advisory Agreements provide that MML Advisers will perform administrative functions relating to the Funds. With respect to each of the Funds, each of the Trust and MML Advisers agrees to bear its own expenses, except as otherwise agreed by the parties. MML Advisers provides administrative and shareholder services to MML Growth Fund, MML International Fund, and MML Core Allocation Fund under an Amended and Restated Administrative and Shareholder Services Agreement pursuant to which MML Advisers is obligated to provide administrative and shareholder services and bear some of the Fund specific administrative expenses. MML Advisers may, at its expense, employ others to supply all or any part of the services to be provided to the Funds pursuant to the Amended and Restated Administrative and Shareholder Services Agreement. MML Advisers has entered into sub-administration agreements with both State Street and MassMutual pursuant to which State Street and MassMutual each assist in many aspects of fund administration and are compensated by MML Advisers for providing administrative services to all of the Funds.
In addition to the services described above, MML Advisers has contracted with MassMutual to perform the function of transfer agent for the Funds.
The Trust, on behalf of the MML Growth Fund, MML International Fund, and MML Core Allocation Fund, pays MML Advisers an administrative and shareholder services fee monthly at an annual rate of 0.25% of the average daily net assets of Service Class I shares of each Fund.
For the Funds in the following table, pursuant to the Advisory Agreements described above, for the fiscal years ended December 31, 2020, December 31, 2019, and December 31, 2018, the amount of advisory fees paid by each Fund are as follows:
	Fiscal Year Ended December 31, 2020	Fiscal Year Ended December 31, 2019	Fiscal Year Ended December 31, 2018
	Advisory Fees Paid	Advisory Fees Paid	Advisory Fees Paid
MML Conservative Allocation	$413,186	$411,144	$445,740
MML Balanced Allocation	497,326	529,862	569,082
MML Moderate Allocation	1,918,121	2,114,550	2,322,866
MML Growth Allocation	1,384,291	1,524,189	1,648,404
MML Aggressive Allocation	148,694	153,141	154,083
For the Funds in the following tables, pursuant to the Advisory Agreements and Administrative and Shareholder Services Agreement described above, for the fiscal years ended December 31, 2020, December 31, 2019, and December 31, 2018, the amount of advisory fees paid by each Fund, the amount of administrative and shareholder services fees paid by each Fund, and the amount of any fees reimbursed by MML Advisers are as follows:
	Fiscal Year Ended December 31, 2020
	Advisory Fees Paid	Administrative Fees Paid	Other Expenses Reimbursed
MML Growth Fund	$323,718	$539,530	$—
MML International Fund	85,267	142,111	—
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	Fiscal Year Ended December 31, 2020
	Advisory Fees Paid	Administrative Fees Paid	Other Expenses Reimbursed
MML Core Allocation Fund	1,817,242	2,328,203	—
	Fiscal Year Ended December 31, 2019
	Advisory Fees Paid	Administrative Fees Paid	Other Expenses Reimbursed
MML Growth Fund	$275,601	$459,335	$—
MML International Fund 1	92,165	153,608	(6,915)
MML Core Allocation Fund	1,919,979	2,474,970	—

1
The expenses in the above table reflect a written agreement by MML Advisers to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, Master Fund Fees and Expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses, as applicable) through April 30, 2019, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed 0.70%.

	Fiscal Year Ended December 31, 2018
	Advisory Fees Paid	Administrative Fees Paid	Other Expenses Reimbursed
MML Growth Fund	$264,129	$440,215	$—
MML International Fund 1	94,927	158,212	(19,354)
MML Core Allocation Fund	2,048,863	2,659,090	—

1
The expenses in the above table reflect a written agreement by MML Advisers to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, Master Fund Fees and Expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses, as applicable) through December 31, 2018, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed 0.70%.

Master Funds Trust
Investment Adviser to The Master Funds
The investment adviser to the Master Funds, Capital Research, founded in 1931, maintains research facilities in the United States and abroad (Beijing, Geneva, Hong Kong, London, Los Angeles, Mumbai, New York, San Francisco, Singapore, Tokyo and Washington, D.C.). These facilities are staffed with experienced investment professionals. Capital Research is located at 333 South Hope Street, Los Angeles, CA 90071. It is a wholly owned subsidiary of The Capital Group Companies, Inc., a holding company for several investment management subsidiaries. Capital Research manages equity assets through three equity investment divisions and fixed income assets through its fixed income investment division, Capital Fixed Income Investors. The three equity investment divisions—Capital World Investors, Capital Research Global Investors and Capital International Investors—make investment decisions independently of one another. Portfolio managers in Capital International Investors rely on a research team that also provides investment services to institutional clients and other accounts advised by affiliates of Capital Research. The Master Funds are operated by Capital Research, which has claimed an exclusion from the definition of the term commodity pool operator under the Commodity Exchange Act (the “CEA”) with respect to the Master Funds and, therefore, is not subject to registration or regulation as such under the CEA with respect to the Master Funds.
The Investment Advisory and Service Agreement (the “Agreement”) between the Master Funds and Capital Research will continue in effect until April 30, 2022, unless sooner terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by (a) the Master Funds’ board of trustees, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the applicable Master Fund, and (b) the vote of a majority of trustees who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any such party, as required by applicable law. The Agreement provides that Capital Research has no liability to the Master Funds for its acts or omissions in the performance of its obligations to the Master Funds not involving willful
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misconduct, bad faith, gross negligence, or reckless disregard of its obligations under the Agreement. The Agreement also provides that either party has the right to terminate it, without penalty, upon 60 days’ written notice to the other party, and that the Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act). In addition, the Agreement provides that Capital Research may delegate all, or a portion of, its investment management responsibilities to one or more subsidiary advisers approved by the American Funds Insurance Series’ board, pursuant to an agreement between Capital Research and such subsidiary. Any such subsidiary adviser will be paid solely by Capital Research out of its fees.
As compensation for its services, Capital Research receives a monthly fee that is accrued daily, from each Master Fund, and indirectly from each Feeder Fund as a shareholder in its corresponding Master Fund, calculated at the annual rates described below.
For the Master Growth Fund, Capital Research receives: 0.50% on the first $600 million of net assets, plus 0.45% on net assets greater than $600 million but not exceeding $1.0 billion, plus 0.42% on net assets greater than $1.0 billion but not exceeding $2.0 billion, plus 0.37% on net assets greater than $2.0 billion but not exceeding $3.0 billion, plus 0.35% on net assets greater than $3.0 billion but not exceeding $5.0 billion, plus 0.33% on net assets greater than $5.0 billion but not exceeding $8.0 billion, plus 0.315% on net assets greater than $8.0 billion but not exceeding $13.0 billion, plus 0.30% on net assets greater than $13.0 billion but not exceeding $21.0 billion, plus 0.29% on net assets greater than $21.0 billion but not exceeding $27.0 billion, plus 0.285% on net assets greater than $27.0 billion but not exceeding $34.0 billion, plus 0.28% on net assets in excess of $34.0 billion.
For the Master International Fund, Capital Research receives: 0.69% on the first $500 million of net assets, plus 0.59% on net assets greater than $500 million but not exceeding $1.0 billion, plus 0.53% on net assets greater than $1.0 billion but not exceeding $1.5 billion, plus 0.50% on net assets greater than $1.5 billion but not exceeding $2.5 billion, plus 0.48% on net assets greater than $2.5 billion but not exceeding $4.0 billion, plus 0.47% on net assets greater than $4.0 billion but not exceeding $6.5 billion, plus 0.46% on net assets greater than $6.5 billion but not exceeding $10.5 billion, plus 0.45% on net assets greater than $10.5 billion but not exceeding $17.0 billion, plus 0.44% on net assets greater than $17.0 billion but not exceeding $21.0 billion, plus 0.43% on net assets in excess of $21.0 billion.
In addition to providing investment advisory services, Capital Research furnishes the services and pays the compensation and travel expenses of qualified persons to perform the executive and related administrative functions of the Master Funds, and provides necessary office space, office equipment and utilities, and general purpose accounting forms, supplies and postage used at the office of the Master Funds relating to the services furnished by Capital Research. Subject to the expense agreement described below, the Master Funds will pay all expenses not expressly assumed by Capital Research, including, but not limited to: registration and filing fees of federal and state agencies; blue sky expenses (if any); expenses of shareholders’ meetings; the expense of reports to existing shareholders; expenses of printing proxies and prospectuses; insurance premiums; legal and auditing fees; dividend disbursement expenses; the expense of the issuance, transfer and redemption of its shares; custodian fees; printing and preparation of registration statements; taxes; compensation, fees and expenses paid to trustees unaffiliated with Capital Research; association dues; and costs of stationary and forms prepared exclusively for the Master Funds.
The Master Funds do not charge a distribution fee on the class of shares on which the Feeder Funds invest.
The Master Funds’ investment adviser’s total fees for the fiscal years ended December 31, 2020, 2019, and 2018 were:
		Fiscal Year Ended
Fund	2020	2019	2018
Master Growth Fund	$98,281,000	$84,702,000	$83,065,000
Master International Fund	$45,293,000	$47,450,000	$48,247,000
ADMINISTRATIVE SERVICES.   Capital Research and its affiliates provide certain administrative services for shareholders of the class of shares of the Master Funds in which the Feeder Funds invest. Administrative services are provided by Capital Research and its affiliates to help assist third parties providing non-distribution services to fund shareholders. These services include providing in-depth information on the fund and market developments that impact fund investments. Administrative services also include, but are not limited to, coordinating, monitoring, and overseeing third parties that provide services to the Master Fund shareholders.
These services are provided pursuant to an Administrative Services Agreement (the “Administrative Agreement”) between the Master Fund and Capital Research. The Administrative Agreement will continue in effect until April 30, 2022, unless sooner renewed or terminated, and may be renewed from year to year thereafter, provided that any such renewal has
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been specifically approved at least annually by the vote of a majority of the members of the Master Fund’s board who are not parties to the Administrative Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person (absent an exemption from this requirement), at a meeting called for the purpose of voting on such approval. A Master Fund may terminate the Administrative Agreement at any time by vote of a majority of independent board members. Capital Research has the right to terminate the Administrative Agreement upon 60 days’ written notice to the Master Fund. The Administrative Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act).
Under the Administrative Agreement, Capital Research receives an administrative services fee at the annual rate of 0.03% of the average daily net assets of each Master Fund for its provision of administrative services. Administrative services fees are paid monthly and accrued daily.
During the 2020 fiscal year, the administrative services fees for Class 1 shares of each Master Fund were:
Fund	Administrative Services Fee
Master Growth Fund	$3,640,000
Master International Fund	$1,462,000
Compensation to Insurance Companies
American Funds Distributors, Inc., at its expense, currently makes payments to certain of the insurance companies listed below that use the American Funds Insurance Series as the underlying investment in insurance contracts. These payments generally cover additional compensation (as described in the American Funds Insurance Series prospectus) and/or expenses associated with education and training meetings sponsored by American Funds Distributors, Inc. for insurance company sales forces.
AEGON, N.V.
American International Group, Inc.
American Fidelity Assurance Co.
Ameritas Life Insurance Corp.
AXA Equitable Life Insurance Company
Brighthouse Financial. Inc. (formerly MetLife)
CUNA Mutual Group
Delaware Life Holdings, LLC
Farmers Insurance & Financial Solutions
Global Atlantic Financial Group (fka Forethought)
Great-West Life & Annuity Company
Guardian Insurance & Annuity Company, Inc.
Horace Mann Life Insurance Company
Jackson National Life Insurance Company
Jefferson National
John Hancock Life Insurance Co
Kansas City Life Insurance Co
Lincoln National Life Insurance Co
Lombard International Life Assurance Company
Massachusetts Mutual Life Insurance Company
Matrix
MEMBERS Life Insurance Company
Merrill Lynch Bank of America
Midland National Life Insurance Company
Minnesota Life Insurance Company (aka Securian Financial Group, Inc.)
Modern Woodmen of America
Mutual of America Life Insurance Company
National Life Group
Nationwide Life Insurance Company
New York Life Insurance & Annuity Corporation
Pacific Life Insurance Company
Principal Life Insurance Co
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Protective Life Insurance Company
Prudential Financial
Sammons Financial Group Inc
Security Benefit Life Insurance Company
Symetra Life Insurance Company
Talcott Resolution Life Insurance Company
Thrivent Financial
Venerable Insurance and Annuity Company
Voya Financial
Western & Southern Financial Group
Woodmen Financial Services, Inc.
Portfolio Managers to the Master Funds
Shares of the Master Funds may only be owned by purchasing variable annuity and variable life insurance contracts. Each portfolio manager’s needs for variable annuity or variable life insurance contracts and the role those contracts would play in his or her comprehensive investment portfolio will vary and depend on a number of factors including tax, estate planning, life insurance, alternative retirement plans, or other considerations. The portfolio managers have determined that variable insurance or annuity contracts do not meet their current needs. Consequently, they do not hold shares of the Master Funds.
Portfolio managers may also manage assets in other funds advised by Capital Research or its affiliates. Other managed accounts as of the end of American Funds Insurance Series’ most recently completed fiscal year are listed below:
The following table reflects information as of December 31, 2020:
Portfolio manager /Investment Professional	Number of other registered investment companies (RICs) for which portfolio manager or investment professional manages (assets of RICs in billions) 1		Number of other pooled investment vehicles (PIVs) for which portfolio manager or investment professional manages (assets of PIVs in billions) 1		Number of other accounts for which portfolio manager or investment professional manages (assets of other accounts in billions) 1, 2
Paul Benjamin	2	$299.0	2	$0.63	None
Mark L. Casey	5	$701.6	4	$3.09	None
Irfan M. Furniturewala	3	$262.0	4	$1.20	None
Nicholas J. Grace	3	$251.1	2	$2.35	None
Sung Lee	4	$306.6	3	$2.59	None
Jesper Lyckeus	2	$194.1	2	$2.17	None
Anne-Marie Peterson	2	$439.6	2	$2.10	None
Andraz Razen	3	$452.1	3	$14.24	None
Renaud H. Samyn	2	$71.3	None	None	None
Christopher Thomsen	3	$251.1	2	$2.35	None
Alan J. Wilson	4	$585.8	3	$2.76	None

1
Indicates other RIC(s), PIV(s) or other accounts managed by Capital Research or its affiliates for which the portfolio manager also has significant day to day management responsibilities. Assets noted are the total net assets of the RIC(s), PIV(s) or other accounts and are not the total assets managed by the individual, which is a substantially lower amount. No RIC, PIV or other account has an advisory fee that is based on the performance of the RIC, PIV or other account, unless otherwise noted.

2
Personal brokerage accounts of portfolio managers and their families are not reflected.

The Master Funds’ investment adviser has adopted policies and procedures to mitigate material conflicts of interest that may arise in connection with a portfolio manager’s management of the Master Funds, on the one hand, and investments in the other pooled investment vehicles and other accounts, on the other hand, such as material conflicts relating to the allocation of investment opportunities that may be suitable for both the Master Funds and such other accounts.
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Compensation Of Investment Professionals
As described in the American Funds Insurance Series prospectus, Capital Research uses a system of multiple portfolio managers in managing fund assets. In addition, Capital Research’s investment analysts may make investment decisions with respect to a portion of a fund’s portfolio within their research coverage.
Portfolio managers and investment analysts are paid competitive salaries by Capital Research. In addition, they may receive bonuses based on their individual portfolio results. Investment professionals also may participate in profit-sharing plans. The relative mix of compensation represented by bonuses, salary, and profit-sharing plans will vary depending on the individual’s portfolio results, contributions to the organization, and other factors.
To encourage a long-term focus, bonuses based on investment results are calculated by comparing pretax total investment returns to relevant benchmarks over the most recent one-, three-, five- and eight-year periods, with increasing weight placed on each succeeding measurement period. For portfolio managers, benchmarks may include measures of the marketplaces in which the fund invests and measures of the results of comparable mutual funds. For investment analysts, benchmarks may include relevant market measures and appropriate industry or sector indexes reflecting their areas of expertise. Capital Research makes periodic subjective assessments of analysts’ contributions to the investment process and this is an element of their overall compensation. The investment results of each of the funds’ portfolio managers may be measured against one or more benchmarks, depending on his or her investment focus, such as:
•
Master Growth Fund—S&P 500 Index, Russell 1000 Growth Index with 6.5% Issuer Cap; and

•
Master International Fund—MSCI All Country World ex-USA Index.

From time to time, Capital Research may adjust or customize these benchmarks to better reflect the universe of comparably managed funds of competitive investment management firms.
Potential Conflicts Of Interest
Capital Research and Management Company
Capital Research has adopted policies and procedures that address issues that may arise as a result of an investment professional’s management of the Master Funds, American Underlying Funds, and other funds and accounts. Potential issues could involve allocation of investment opportunities and trades among funds and accounts, use of information regarding the timing of fund trades, investment professional compensation, and voting relating to portfolio securities. Capital Research believes that its policies and procedures are reasonably designed to address these issues.
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THE DISTRIBUTOR
The Funds’ shares are continuously distributed by MML Distributors, LLC (the “Distributor”), located at 1295 State Street, Springfield, Massachusetts 01111-0001, pursuant to a Distribution Agreement with the Trust (the “Distribution Agreement”). The Distributor is a wholly-owned subsidiary of MassMutual.
The Distributor has agreed to use reasonable efforts to sell shares of the Funds but has not agreed to sell any specific number of shares of the Funds. The Distributor’s compensation for serving as such is the amounts received by it from time to time under the Funds’ Distribution and Services Plan.
MML Advisers or an affiliate may make payments, out of its own assets, to securities dealers and other firms that enter into agreements providing the Distributor with access to representatives of those firms for the sale of shares of the Funds or with other marketing or administrative services with respect to the Funds. These payments may be a specific dollar amount, may be based on the number of customer accounts maintained by a firm, or may be based on a percentage of the value of shares of the Funds sold to, or held by, customers of the firm.
The Distribution Agreement continued in effect for an initial two-year period, and thereafter continues in effect so long as such continuance is approved at least annually (i) by the vote of a majority of the Trustees or by a vote of a majority of the shares of the Trust; and (ii) by a majority of the Trustees who are not parties to the Distribution Agreement or interested persons (as defined in the 1940 Act) of any such person, cast in person at a meeting called for the purpose of voting on such approval.
DISTRIBUTION AND SERVICES PLAN
The Trust has adopted, with respect to the Service Class and Service Class I shares of each Fund, a Distribution and Services Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan, by vote cast in person at a meeting called for the purpose of voting on the Plan, approved the Plan for the Service Class and Service Class I shares of the Funds.
Continuance of the Plan is subject to annual approval by a vote of the Trustees, including a majority of the Independent Trustees, cast in person at a meeting called for that purpose. All material amendments to the Plan must be likewise approved by the Trustees and the Independent Trustees. The Plan may not be amended in order to increase materially the costs which Service Class and Service Class I shareholders may bear for distribution pursuant to the Plan without also being approved by a majority of the outstanding voting securities of Service Class and Service Class I shares of the Fund, respectively. The Plan terminates automatically in the event of its assignment and may be terminated without penalty, at any time, by a vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of Service Class and Service Class I shares of the Fund, respectively. The Plan provides that any person authorized to direct the disposition of amounts paid or payable by a Fund pursuant to the Plan or any related agreement shall provide to the Trustees, and the Board shall review at least quarterly, a written report of the amounts expended and the purposes for which such expenditures were made.
The Plan is a compensation plan, authorizing payments to the Distributor up to 0.35% of the average daily net assets attributable to its Service Class or Service Class I shares. However, each Fund currently makes payments at an annual rate of 0.25% of the average daily net assets attributable to its Service Class or Service Class I shares. The Distributor may use all or a portion of the distribution and service fee to pay investment professionals or financial intermediaries (and to reimburse them for related expenses) for personal service provided to shareholders of shares of Service Class and Service Class I, for services in respect of the promotion of the shares of Service Class and Service Class I, and/or the maintenance of shareholder accounts, or for other services for which payments may lawfully be made in accordance with applicable rules and regulations. The Distributor may retain all or any portion of the distribution and service fee in respect of Service Class and Service Class I shares as compensation for its services. All payments under the Plan are made by the Funds to the Distributor, which, in turn, pays out all of the amounts it receives. The Distributor pays a portion of the amounts it receives to MassMutual, which is used to pay for continuing compensation for services provided by MassMutual agents and third party firms. The remaining portion is paid to MassMutual as compensation for its promotional services in respect of the Funds, and to help reimburse MassMutual expenses incurred in connection with promoting the Funds.
The following tables disclose the 12b-1 fees paid in the fiscal year ending December 31, 2020 by the Trust under its 12b-1 plan for Service Class and Service Class I shares of the Funds:
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	Service Class 12b-1 Servicing Fees	Service Class 12b-1 Distribution Fees
MML Conservative Allocation	$795,959	—
MML Balanced Allocation	$949,710	—
MML Moderate Allocation	$3,951,907	—
MML Growth Allocation	$2,176,103	—
MML Aggressive Allocation	$214,509	—
	Service Class I 12b-1 Servicing Fees	Service Class I 12b-1 Distribution Fees
MML Growth Fund	$539,530	—
MML International Fund	$142,111	—
MML Core Allocation Fund	$2,328,203	—
CUSTODIAN
State Street, located at 1 Iron Street, Boston, Massachusetts 02210, is the custodian of each Fund’s investments (the “Custodian”). As Custodian, State Street has custody of the Funds’ securities and maintains certain financial and accounting books and records. As Custodian, State Street does not assist in, and is not responsible for, the investment decisions and policies of the Funds.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP, located at 200 Berkeley Street, Boston, Massachusetts 02116, is the Trust’s independent registered public accounting firm. Deloitte & Touche LLP provides audit and related services, and assistance in connection with various SEC filings.
CODES OF ETHICS
The Trust, MML Advisers, the Distributor, and the American Funds Insurance Series have each adopted a code of ethics (the “Codes of Ethics”) pursuant to Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Investment Advisers Act of 1940, as amended. The Codes of Ethics permit Fund personnel to invest in securities, including securities that may be purchased or held by a Fund, for their own accounts, but require compliance with various pre-clearance requirements (with certain exceptions). The Codes of Ethics are on public file with, and are available from, the SEC.
PORTFOLIO TRANSACTIONS AND BROKERAGE
For MML Conservative Allocation, MML Balanced Allocation, MML Moderate Allocation, MML Growth Allocation, MML Aggressive Allocation, and MML Core Allocation Fund, all orders for the purchase or sale of portfolio securities for the Funds (normally, shares of Underlying Funds) are placed on behalf of each Fund by MML Advisers, pursuant to authority contained in each Fund’s management contract. A Fund will not incur any commissions or sales charges when it invests in Underlying Funds.
The Master Funds’ and the American Underlying Funds’ Execution of Portfolio Transactions
Capital Research places orders with broker-dealers for the American Funds Insurance Series portfolio transactions. Purchases and sales of equity securities on a securities exchange or an over-the-counter market are effected through broker-dealers who receive commissions for their services. Generally, commissions relating to securities traded on foreign exchanges will be higher than commissions relating to securities traded on U.S. exchanges and may not be subject to negotiation. Equity securities may also be purchased from underwriters at prices that include underwriting fees. Purchases and sales of fixed income securities are generally made with an issuer or a primary market maker acting as principal with no stated brokerage commission. The price paid to an underwriter for fixed income securities includes underwriting fees. Prices for fixed income securities in secondary trades usually include undisclosed compensation to the market maker reflecting the spread between the bid and ask prices for the securities.
In selecting broker-dealers, Capital Research strives to obtain “best execution” (the most favorable total price reasonably attainable under the circumstances) for the American Funds Insurance Series portfolio transactions, taking into
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account a variety of factors. These factors include the size and type of transaction, the nature and character of the markets for the security to be purchased or sold, the cost, quality, likely speed and reliability of execution and settlement, the broker-dealer’s or execution venue’s ability to offer liquidity and anonymity and the trade-off between market impact and opportunity costs. Capital Research considers these factors, which involve qualitative judgments, when selecting broker-dealers and execution venues for fund portfolio transactions. Capital Research views best execution as a process that should be evaluated over time as part of an overall relationship with particular broker-dealer firms. Capital Research and its affiliates negotiate commission rates with broker-dealers based on what they believe is reasonably necessary to obtain best execution. They seek, on an ongoing basis, to determine what the reasonable levels of commission rates for execution services are in the marketplace, taking various considerations into account, including the extent to which a broker-dealer has put its own capital at risk, historical commission rates, and commission rates that other institutional investors are paying. The American Funds Insurance Series does not consider Capital Research as having an obligation to obtain the lowest commission rate available for a portfolio transaction to the exclusion of price, service and qualitative considerations. Brokerage commissions are only a small part of total execution costs and other factors, such as market impact and speed of execution, contribute significantly to overall transaction costs.
Capital Research may execute portfolio transactions with broker-dealers who provide certain brokerage and/or investment research services to it but only when in Capital Research’s judgment the broker-dealer is capable of providing best execution for that transaction. Capital Research makes decisions for procurement of research separately and distinctly from decisions on the choice of brokerage and execution services. The receipt of these research services permits Capital Research to supplement its own research and analysis and makes available the views of, and information from, individuals and the research staffs of other firms. Such views and information may be provided in the form of written reports, telephone contacts, and meetings with securities analysts. These services may include, among other things, reports and other communications with respect to individual companies, industries, countries, and regions, economic, political, and legal developments, as well as scheduling meetings with corporate executives and seminars and conferences related to relevant subject matters. Research services that Capital Research receives from broker-dealers may be used by Capital Research in servicing the fund and other funds and accounts that it advises; however, not all such services will necessarily benefit the fund.
As of January 1, 2019, Capital Research has undertaken to bear the cost of all third-party investment research services for all client accounts it advises. However, in order to compensate certain U.S. broker-dealers for research consumed, and valued, by Capital Research’s investment professionals, Capital Research continues to operate a limited commission sharing arrangement with commissions on equity trades for certain registered investment companies it advises. Capital Research voluntarily reimburses such registered investment companies for all amounts collected into the commission sharing arrangement. In order to operate the commission sharing arrangement, Capital Research may cause such registered investment companies to pay commissions in excess of what other broker-dealers might have charged for certain portfolio transactions in recognition of brokerage and/or investment research services. In this regard, Capital Research has adopted a brokerage allocation procedure consistent with the requirements of Section 28(e) of the U.S. Securities Exchange Act of 1934. Section 28(e) permits Capital Research and its affiliates to cause an account to pay a higher commission to a broker-dealer to compensate the broker-dealer or another service provider for certain brokerage and/or investment research services provided to Capital Research and its affiliates, if Capital Research and each affiliate makes a good faith determination that such commissions are reasonable in relation to the value of the services provided by such broker-dealer to Capital Research and its affiliates, in terms of that particular transaction or Capital Research’s overall responsibility to the American Funds Insurance Series and other accounts that it advises. Certain brokerage and/or investment research services may not necessarily benefit all accounts paying commissions to each such broker-dealer; therefore, Capital Research and its affiliates assess the reasonableness of commissions in light of the total brokerage and investment research services provided to Capital Research and its affiliates. Further, investment research services may be used by all investment associates of Capital Research and its affiliates, regardless of whether they advise accounts with trading activity that generates eligible commissions.
In accordance with their internal brokerage allocation procedure, Capital Research and its affiliates periodically assess the brokerage and investment research services provided by each broker-dealer and each other service provider from which they receive such services. As part of its ongoing relationships, Capital Research and its affiliates routinely meet with firms to discuss the level and quality of the brokerage and research services provided, as well as the value and cost of such services. In valuing the brokerage and investment research services Capital Research and its affiliates receive from broker-dealers and other research providers in connection with its good faith determination of reasonableness, Capital Research and its affiliates take various factors into consideration, including the quantity, quality and usefulness of the services to Capital Research and its affiliates. Based on this information and applying their judgment, Capital Research and its affiliates set an annual research budget.
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Research analysts and portfolio managers periodically participate in a research poll to determine the usefulness and value of the research provided by individual broker-dealers and research providers. Based on the results of this research poll, Capital Research and its affiliates may, through commission sharing arrangements with certain broker-dealers, direct a portion of commissions paid to a broker-dealer by the fund and other registered investment companies managed by Capital Research or its affiliates to be used to compensate the broker-dealer and/or other research providers for research services they provide. While Capital Research and its affiliates may negotiate commission rates and enter into commission sharing arrangements with certain broker-dealers with the expectation that such broker-dealers will be providing brokerage and research services, none of Capital Research, any of its affiliates or any of their clients incurs any obligation to any broker-dealer to pay for research by generating trading commissions. Capital Research and its affiliates negotiate prices for certain research that may be paid through commission sharing arrangements or by themselves with cash.
When executing portfolio transactions in the same equity security for the funds and accounts, or portions of funds and accounts, over which Capital Research, through its equity investment divisions, has investment discretion, each investment division within Capital Research and its affiliates normally aggregates its respective purchases or sales and executes them as part of the same transaction or series of transactions. When executing portfolio transactions in the same fixed income security for the fund and the other funds or accounts over which it or one of its affiliated companies has investment discretion, Capital Research normally aggregates such purchases or sales and executes them as part of the same transaction or series of transactions. The objective of aggregating purchases and sales of a security is to allocate executions in an equitable manner among the funds and other accounts that have concurrently authorized a transaction in such security. Capital Research and its affiliates serve as investment adviser for certain accounts that are designed to be substantially similar to another account. This type of account will often generate a large number of relatively small trades when it is rebalanced to its reference fund due to differing cash flows or when the account is initially started up. Capital Research may not aggregate program trades or electronic list trades executed as part of this process. Non-aggregated trades performed for these accounts will be allocated entirely to that account. This is done only when Capital Research believes doing so will not have a material impact on the price or quality of other transactions.
Capital Research currently owns an interest in IEX Group and Luminex Trading and Analytics. Capital Research may place orders on these or other exchanges or alternative trading systems in which it, or one of its affiliates, has an ownership interest, provided such ownership interest is less than five percent of the total ownership interests in the entity. Capital Research is subject to the same best execution obligations when trading on any such exchange or alternative trading system.
Purchase and sale transactions may be effected directly among and between certain funds or accounts advised by Capital Research or its affiliates, including the Master Funds and the American Underlying Funds. Capital Research maintains cross-trade policies and procedures and places a cross-trade only when such a trade is in the best interest of all participating clients and is not prohibited by the participating funds’ or accounts’ investment management agreement or applicable law.
Capital Research may place orders for the fund’s portfolio transactions with broker-dealers who have sold shares of the funds managed by Capital Research or its affiliated companies; however, it does not consider whether a broker-dealer has sold shares of the funds managed by Capital Research or its affiliated companies when placing any such orders for the fund’s portfolio transactions.
Purchases and sales of futures contracts for the fund will be effected through executing brokers and FCMs that specialize in the types of futures contracts that the fund expects to hold. Capital Research will use reasonable efforts to choose executing brokers and FCMs capable of providing the services necessary to obtain the most favorable price and execution available. The full range and quality of services available will be considered in making these determinations. Capital Research will monitor the executing brokers and FCMs used for purchases and sales of futures contracts for their ability to execute trades based on many factors, such as the sizes of the orders, the difficulty of executions, the operational facilities of the firm involved and other factors.
Forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers. The cost to the fund of engaging in such contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because such contracts are entered into on a principal basis, their prices usually include undisclosed compensation to the market maker reflecting the spread between the bid and ask prices for the contracts. The fund may incur additional fees in connection with the purchase or sale of certain contracts.
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Brokerage commissions paid (net of any reimbursements described below) by each fund for the fiscal years ended December 31, 2020, 2019, and 2018 were:
	Fiscal year ended
	2020	2019	2018
Master Growth Fund	$4,577,000	$2,070,200	$3,703,000
Master International Fund	$4,384,000	$3,487,900	$4,088,000
American Funds Insurance Series—Washington Mutual Investors Fund	$1,980,000	$1,691,600	$3,020,000
American Funds Insurance Series—Growth- Income Fund	$5,268,000	$4,192,900	$5,378,000
American Funds Insurance Series—The Bond Fund of America	$—	$—	$—
Increases (or decreases) in the dollar amount of brokerage commissions borne by each fund over the last three fiscal years resulted from increases (or decreases) in the volume of trading activity and/or the amount of commissions used to pay for research services through a commission sharing arrangement.
Beginning January 1, 2019, Capital Research is reimbursing the fund for all amounts collected into the commission sharing arrangement. For the fiscal years ended December 31, 2020 and 2019, Capital Research reimbursed the following for commissions paid to broker-dealers through a commission sharing arrangement to compensate such broker-dealers for research services:
	Fiscal Year Ended 2020	Fiscal Year Ended 2019
Master Growth Fund	$468,000	$462,000
Master International Fund	$29,000	$30,000
American Funds Insurance Series—Washington Mutual Investors Fund	$268,000	$390,000
American Funds Insurance Series—Growth-Income Fund	$497,000	$406,000
American Funds Insurance Series—The Bond Fund of America	—	—
The American Funds Insurance Series is required to disclose information regarding investments in the securities of its “regular” broker-dealers (or parent companies of its regular broker-dealers) that derive more than 15% of their revenue from broker-dealer, underwriter, or investment adviser activities. A regular broker-dealer is (a) one of the 10 broker-dealers that received from the American Funds Insurance Series the largest amount of brokerage commissions by participating, directly or indirectly, in the American Funds Insurance Series’ portfolio transactions during the American Funds Insurance Series’ most recently completed fiscal year; (b) one of the 10 broker-dealers that engaged as principal in the largest dollar amount of portfolio transactions of the American Funds Insurance Series during the American Funds Insurance Series’ most recently completed fiscal year; or (c) one of the 10 broker-dealers that sold the largest amount of securities of the American Funds Insurance Series during the American Funds Insurance Series’ most recently completed fiscal year. At the end of the American Funds Insurance Series’ most recently completed fiscal year, the American Funds Insurance Series’ regular broker-dealers included Citigroup Inc., Credit Suisse Group AG, Deutsche Bank A.G., Goldman Sachs Group, Inc., J.P. Morgan Securities LLC, Morgan Stanley & Co. LLC, RBC Capital Markets LLC, UBS AG, and Wells Fargo Securities, LLC. At the end of the American Funds Insurance Series’ most recently completed fiscal year, the following funds held equity and/or debt securities of an affiliated company of such regular broker-dealers:
	Affiliated company of regular broker-dealer	Type of Security	Amount
Master Growth Fund	J.P. Morgan Securities LLC	equity	$64,806,000
American Funds Insurance Series— Washington Mutual Investors Fund	Citigroup Inc.	equity	$181,730,000
	J.P. Morgan Securities LLC	equity	$171,456,000
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	Affiliated company of regular broker-dealer	Type of Security	Amount
American Funds Insurance Series— Growth-Income Fund	J.P. Morgan Securities LLC	equity	$521,702,000
	UBS AG	equity	$18,793,000
American Funds Insurance Series—The Bond Fund of America	Citigroup Inc.	debt	$48,250,000
	Credit Suisse Group AG	debt	$37,577,000
	Deutsche Bank A.G.	debt	$153,382,000
	Goldman Sachs Group, Inc.	debt	$18,116,000
	J.P. Morgan Securities LLC	debt	$32,235,000
	Morgan Stanley & Co. LLC	debt	$21,781,000
	Wells Fargo Securities, LLC	debt	$64,636,000
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DESCRIPTION OF SHARES
The Trust, an open-end, management investment company, is organized as a Massachusetts business trust under the laws of Massachusetts by an Agreement and Declaration of Trust dated December 19, 1984, as restated May 14, 1993, and further amended and restated as of December 15, 2011. A copy of the Declaration of Trust is on file with the Secretary of The Commonwealth of Massachusetts. The fiscal year for each Fund ends on December 31.
The Declaration of Trust permits the Trustees, without shareholder approval, to issue an unlimited number of shares and divide those shares into an unlimited number of series of shares, representing separate investment portfolios with rights determined by the Trustees. Shares of the Funds are transferable and have no preemptive, subscription, or conversion rights. Shares of the Funds are entitled to dividends as declared by the Trustees. In the event of liquidation of a Fund, the Trustees would distribute, after paying or otherwise providing for all charges, taxes, expenses, and liabilities belonging to the Fund, the remaining assets belonging to the Fund among the holders of outstanding shares of the Fund. The Trustees have currently authorized the issuance of an unlimited number of full and fractional shares of 27 series, eight of which are described in this SAI.
The Trustees may divide the shares of any series into two or more classes having such preferences or special or relative rights and privileges as the Trustees may determine, without obtaining shareholder approval. The series of the Trust are currently divided into between one and four classes of shares. All shares of a particular class of each series represent an equal proportionate interest in the assets and liabilities belonging to that series allocable to that class.
The Trustees may also, without shareholder approval, combine two or more existing series (or classes) into a single series (or class).
The Declaration of Trust provides for the perpetual existence of the Trust. The Declaration of Trust, however, provides that the Trust may be terminated at any time by vote of at least 50% of the shares of each series entitled to vote and voting separately by series or by the Trustees by written notice to the shareholders. Any series of the Trust may be terminated by vote of at least 50% of shareholders of that series or by the Trustees by written notice to the shareholders of that series.
Shares of the Funds entitle their holders to one vote per share, with fractional shares voting proportionally, in the election of Trustees and on other matters submitted to the vote of shareholders. On any matter submitted to a vote of shareholders, all shares of the Trust then entitled to vote shall, except as otherwise provided in the Declaration of Trust or the Bylaws, be voted in the aggregate as a single class without regard to series or class, except that: (i) when required by the 1940 Act or when the Trustees shall have determined that the matter affects one or more series or classes materially differently, shares will be voted by individual series or class; and (ii) when the Trustees have determined that the matter affects only the interests of one or more series or classes, then only shareholders of such series or classes shall be entitled to vote thereon. A separate vote will be taken by the applicable Fund on matters affecting the particular Fund, as determined by the Trustees. For example, a change in a fundamental investment policy for a particular Fund would be voted upon only by shareholders of that Fund. In addition, a separate vote will be taken by the applicable class of a Fund on matters affecting the particular class, as determined by the Trustees. For example, the adoption of a distribution plan relating to a particular class and requiring shareholder approval would be voted upon only by shareholders of that class. Shares of each Fund have noncumulative voting rights with respect to the election of trustees.
The Trust is not required to hold annual meetings of its shareholders. However, special meetings of the shareholders may be called for the purpose of electing Trustees and for such other purposes as may be prescribed by law, by the Declaration of Trust, or by the Bylaws. There will normally be no meetings of shareholders for the purpose of electing Trustees except that the Trust will hold a shareholders’ meeting as required by applicable law or regulation.
The separate investment accounts of variable life insurance policies and variable annuity contracts offered by companies such as MassMutual are the legal owners of each Fund’s shares. However, when a Fund solicits proxies in conjunction with a vote of shareholders, it is required to obtain from the variable life insurance and variable annuity contract owners, instructions as to how to vote those shares. There is no minimum requirement for how many instructions must be received. When the separate investment accounts receive those instructions, they will vote all of the shares, for which they have not received voting instructions, in proportion to those instructions. This will also include any shares that the separate accounts own on their own behalf. This may result in a small number of contract owners controlling the outcome of the vote. Shareholder inquiries should be made by contacting the Secretary, MML Series Investment Fund, 1295 State Street, Springfield, MA 01111-0001.
The Declaration of Trust may be amended by the Trustees without a shareholder vote, except to the extent a shareholder vote is required by applicable law, the Declaration of Trust or the Bylaws, or as the Trustees may otherwise determine.
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Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims liability of the shareholders, Trustees, or officers for acts or obligations of the Trust, which are binding only on the assets and property of the Trust, and require that notice of such disclaimer be given in each note, bond, contract, instrument, certificate, or undertaking made or issued on behalf of the Trust by the Trustees or officers. In addition, the Declaration of Trust provides that shareholders of a Fund are entitled to indemnification out of the assets of their Fund to the extent that they are held personally liable for the obligations of their Fund solely by reason of being or having been a shareholder. Thus, the risk of a shareholder of a Fund incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which the disclaimer is inoperative and his or her Fund is unable to meet its obligations.
The Declaration of Trust also permits the Trustees to charge shareholders directly for custodial, transfer agency, and servicing expenses, but the Trustees have no present intention to charge shareholders directly for such expenses.
The Declaration of Trust further provides that a Trustee will not be personally liable for errors of judgment or mistakes of fact or law. However, nothing in the Declaration of Trust protects a Trustee against any liability to which the Trustee would otherwise be subject by reason of his or her own willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office. The Declaration of Trust also provides for indemnification of each of its Trustees and officers, except that such Trustees and officers may not be indemnified against any liability to the Trust or its shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.
The assets of certain variable annuity and variable life insurance separate accounts for which MassMutual or an affiliate is the depositor are invested in shares of the Funds. Because these separate accounts are invested in the same underlying Funds it is possible that material conflicts could arise between owners of the variable life insurance policies and owners of the variable annuity contracts. Possible conflicts could arise if (i) state insurance regulators should disapprove or require changes in investment policies, investment advisers, subadvisers, or principal underwriters or if the depositor should be permitted to act contrary to actions approved by holders of the variable life insurance policies or variable annuity contracts under rules of the SEC, (ii) adverse tax treatment of the variable life insurance policies or variable annuity contracts would result from utilizing the same underlying Funds, (iii) different investment strategies would be more suitable for the variable annuity contracts than the variable life insurance policies, or (iv) state insurance laws or regulations or other applicable laws would prohibit the funding of both variable life insurance and variable annuity separate accounts by the same Funds.
The Board follows monitoring procedures which have been developed to determine whether material conflicts have arisen and what action, if any, should be taken in the event of such conflicts. If a material irreconcilable conflict should arise between owners of the variable life insurance policies and owners of the variable annuity contracts, one or the other group of owners may have to terminate its participation in the Funds. More information regarding possible conflicts between variable life insurance policies and variable annuity contracts is contained in the prospectuses for those policies and contracts.
PURCHASE, REDEMPTION, AND PRICING OF SECURITIES BEING OFFERED
Shares of each Fund are sold at their NAV as next computed after receipt of the purchase order, without the addition of any selling commission or “sales load.” Each Fund redeems its shares at their NAV as next computed after receipt of the request for redemption. Under normal circumstances, each Fund expects to meet redemption requests by using cash or cash equivalents in its portfolio and/or selling portfolio assets to generate cash. Under stressed market conditions, a Fund may pay redemption proceeds using cash obtained through borrowing arrangements that may be available from time to time. To the extent consistent with applicable laws and regulations, the Funds reserve the right to satisfy all or a portion of a redemption request by distributing securities or other property in lieu of cash (“in-kind” redemptions), under both normal and stressed market conditions. In-kind redemptions are typically used to meet redemption requests that represent a large percentage of the Fund’s net assets in order to minimize the effect of the large redemption on the Fund and its remaining shareholders. Some Funds may be limited in their ability to use assets other than cash to meet redemption requests due to restrictions on ownership of their portfolio assets. Any in-kind redemption will be effected through a distribution of all publicly traded portfolio securities or securities for which quoted bid prices are available, subject to certain exceptions. The securities distributed in an in-kind redemption will be valued in the same manner as they are valued for purposes of computing the Fund’s NAV. These securities are subject to market risk until they are sold and may increase or decrease in value prior to converting them into cash. You may incur brokerage and other transaction costs, and could incur a taxable gain or loss for income tax purposes when converting the securities to cash. No fee is charged on redemption. The redemption price may be more or less than the shareholder’s cost. Redemption payments will be paid
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within seven days after receipt of the written request therefor by the Fund, except that the right of redemption may be suspended or payments postponed when permitted by applicable law and regulations.
The NAV of each Fund’s shares is determined once daily as of the close of regular trading on the NYSE, on each day the NYSE is open for trading (a “business day”). The NYSE normally closes at 4:00 p.m. Eastern Time, but may close earlier on some days. If the NYSE is scheduled to close early, the business day will be considered to end as of the time of the NYSE’s scheduled close. A Fund will not treat an intraday disruption in NYSE trading or other event that causes an unscheduled closing of the NYSE as a close of business of the NYSE for these purposes and will instead fair value securities in accordance with procedures approved annually by the Board, and under the general oversight of the Board. The NYSE currently is not open for trading on New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The NAV per share of each Feeder Fund is calculated by taking the NAV of the respective Master Fund, subtracting the Feeder Fund’s liabilities, and dividing by the number of shares of the Feeder Fund that are outstanding. The NAV for MML Conservative Allocation, MML Balanced Allocation, MML Moderate Allocation, MML Growth Allocation, MML Aggressive Allocation, and MML Core Allocation Fund is calculated by adding the value of its investments in the respective MML Underlying Funds or American Underlying Funds (based on their NAVs), subtracting the Fund’s liabilities, and dividing by the number of shares of the Fund that are outstanding. On holidays and other days when the NYSE is closed, each Fund’s NAV generally is not calculated and the Funds do not anticipate accepting buy or sell orders. However, the value of each Fund’s assets may still be affected on such days to the extent that a Fund holds foreign securities that trade on days that foreign securities markets are open.
The NAV of each Fund is based upon the NAVs of its corresponding Master Fund or Underlying Funds. Shares of the Master Funds and Underlying Funds are valued at their closing NAVs as reported on each business day.
Certain Master Funds and Underlying Funds may invest in securities that are traded principally in foreign markets and that trade on weekends and other days when the Funds do not price their shares. As a result, the values of the Funds’ portfolio securities may change on days when the prices of the Funds’ shares are not calculated. The prices of the Funds’ shares will reflect any such changes when the prices of the Funds’ shares are next calculated, which is the next business day.
The prospectuses and SAIs for the Master Funds and Underlying Funds explain the valuation methods for the Master Funds and Underlying Funds, including the circumstances under which the Master Funds or Underlying Funds may use fair value pricing and the effects of doing so. Such prospectuses and SAIs are available on the SEC’s EDGAR database on its Internet site at http://www.sec.gov.
Pricing of Securities Held by the Master Funds and American Underlying Funds
All portfolio securities held by the Master Funds and American Underlying Funds are valued, and the NAVs per share for each share class are determined, as indicated below. Each Master Fund and American Underlying Fund follows standard industry practice by typically reflecting changes in its holdings of portfolio securities on the first business day following a portfolio trade.
Equity securities, including depositary receipts, are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.
Fixed income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. The pricing vendors base prices on, among other things, benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, underlying equity of the issuer, interest rate volatilities, spreads, and other relationships observed in the markets among comparable securities, and proprietary pricing models such as yield measures calculated using factors such as cash flows, prepayment information, default rates, delinquency and loss assumptions, financial or collateral characteristics or performance, credit enhancements, liquidation value calculations, specific deal information, and other reference data. Capital Research performs certain checks on vendor prices prior to calculation of each Master Fund and American Underlying Fund’s NAV. When Capital Research deems it appropriate to do so (such as when vendor prices are unavailable or not deemed to be representative), fixed income securities will be valued in good faith at the mean quoted bid and asked prices that are reasonably and timely available (or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality, and type.
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Securities with both fixed income and equity characteristics (e.g., convertible bonds, preferred stocks, units comprised of more than one type of security, etc.), or equity securities traded principally among fixed income dealers, are generally valued in the manner described above for either equity or fixed income securities, depending on which method is deemed most appropriate by Capital Research.
Forward currency contracts are valued at the mean of representative quoted bid and asked prices, generally based on prices supplied by one or more pricing vendors.
Futures contracts are generally valued at the official settlement price of, or the last reported sale price on, the principal exchange or market on which such instruments are traded, as of the close of business on the day the contracts are being valued or, lacking any sales, at the last available bid price.
Swaps, including both interest rate swaps and positions in credit default swap indices, are valued using market quotations or valuations provided by one or more pricing vendors.
Assets or liabilities initially expressed in terms of currencies other than U.S. dollars are translated prior to the next determination of the NAV of each Master Fund’s or American Underlying Fund’s shares into U.S. dollars at the prevailing market rates.
Securities and other assets for which representative market quotations are not readily available or are considered unreliable by Capital Research are valued at fair value as determined in good faith under fair value guidelines adopted by authority of the American Funds Insurance Series’ board. Subject to board oversight, the American Funds Insurance Series’ board has appointed Capital Research to make fair valuation determinations, which are directed by a valuation committee established by Capital Research. The board receives regular reports describing fair-valued securities and the valuation methods used.
The valuation committee has adopted guidelines and procedures (consistent with SEC rules and guidance) to consider certain relevant principles and factors when making fair value determinations. As a general principle, securities lacking readily available market quotations, or that have quotations that are considered unreliable by Capital Research, are valued in good faith by the valuation committee based upon what a Master Fund or American Underlying Fund might reasonably expect to receive upon their current sale. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred. The valuation committee considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security, contractual or legal restrictions on resale of the security, relevant financial or business developments of the issuer, actively traded similar or related securities, conversion or exchange rights on the security, related corporate actions, significant events occurring after the close of trading in the security and changes in overall market conditions. The valuation committee employs additional fair value procedures to address issues related to equity securities of a Master Fund’s or American Underlying Fund’s portfolio that trade principally in markets outside the United States. Such securities owned by these Master Funds or American Underlying Funds may trade in markets that open and close at different times, reflecting time zone differences. If significant events occur after the close of a market (and before the Master Fund’s or American Underlying Fund’s NAV is next determined) which affect the value of equity securities held in the Fund’s portfolio, appropriate adjustments from closing market prices may be made to reflect these events. Events of this type could include, for example, earthquakes and other natural disasters or significant price changes in other markets (e.g., U.S. stock markets).
Each class of a Master Fund’s shares represents interests in the same portfolio of investments and is identical in all respects to each other class, except for differences relating to distribution, service and other charges and expenses, certain voting rights, differences relating to eligible investors, the designation of each class of shares, conversion features and exchange privileges. Expenses attributable to a Master Fund, but not to a particular class of its shares, are borne by each class pro rata based on relative aggregate net assets of the classes. Expenses directly attributable to a class of shares are borne by that class of shares. Liabilities attributable to particular share classes, such as liabilities for repurchases of fund shares, are deducted from total assets attributable to such share classes.
Net assets so obtained for each share class are then divided by the total number of shares outstanding of that share class, and the result, rounded to the nearest cent, is the NAV per share for that class.
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TAXATION
The following discussion of certain U.S. federal income tax consequences relevant to an investment in the Funds is based on the Code, U.S. Treasury regulations, and other applicable authority, all as of the date of this SAI. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. This discussion does not purport to be complete or to deal with all aspects of federal income taxation relevant to an investment in the Funds.
Shares of the Funds are offered only to the separate accounts of the participating insurance companies that fund variable life insurance policies and variable annuity contracts. See the applicable contract prospectus for a discussion of the special tax treatment of those companies with respect to the accounts and their contract holders. The discussion below is generally based on the assumption that the shares of each Fund will be respected as owned by the insurance company separate accounts. If this is not the case, the person or persons determined to own the Fund shares will be currently taxed on Fund distributions, and on the proceeds of any redemption of Fund shares, pursuant to the generally applicable rules of the Code. Because separate accounts of participating insurance companies will be the only shareholders of the Funds, no attempt is made here to describe the tax aspects of an investment in the Funds to such shareholders.
Taxation of the Funds: In General
Each Fund, and each Master Fund and Underlying Fund in which the Funds invest, has elected and intends to qualify each year to be treated as a regulated investment company under Subchapter M of the Code. In order to qualify for the special tax treatment accorded regulated investment companies, each Fund, Master Fund, and Underlying Fund must, among other things:
1. derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and (ii) net income derived from interests in “qualified publicly traded partnerships” (“QPTPs”) (as defined below);
2. diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets consists of cash, cash items, U.S. Government securities, securities of other regulated investment companies, and other securities limited generally with respect to any one issuer to a value not greater than 5% of the total assets of the Fund and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested, including through corporations in which the Fund owns a 20% or more voting stock interest, in (a) the securities of any one issuer or two or more issuers which the Fund controls and that are engaged in the same, similar, or related trades or businesses (other than U.S. Government securities), or (b) in the securities of one or more QPTPs (as defined below); and
3. distribute in or with respect to each taxable year at least 90% of the sum of its investment company taxable income (generally taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and its net tax-exempt income for such year in a manner qualifying for the dividends-paid deduction.
For purposes of the 90% gross income requirement described in (1) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized by the regulated investment company. However, 100% of the net income derived from an interest in a QPTP will be treated as qualifying income. A QPTP is a partnership (x) the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, and (y) that derives less than 90% of its income from the qualifying income described in paragraph (1)(i) above. In general, such entities will be treated as partnerships for U.S. federal income tax purposes because they meet the passive income requirement under Code section 7704(c)(2). In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a QPTP.
For purposes of the diversification requirements described in (2) above, outstanding voting securities of an issuer will include the equity securities of a QPTP. Also for purposes of the diversification requirements in (2) above, identification of the issuer (or, in some cases, issuers) of certain of a Fund’s, Master Fund’s, or Underlying Fund’s investments can depend on the terms and conditions of the investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the IRS with respect to the identity of the issuer for a particular type of investment may adversely affect a Fund’s, Master Fund’s, or Underlying Fund’s ability to meet the diversification requirements.
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In general, if a Fund, Master Fund, or Underlying Fund qualifies as a regulated investment company that is accorded special tax treatment, that Fund will not be subject to U.S. federal income tax on income and gains that are paid to its shareholders in the form of dividends (including capital gain dividends) in accordance with the timing requirements of the Code. As long as a Fund qualifies as a regulated investment company, the Fund under present law will not be subject to any excise or income taxes imposed by Massachusetts.
If a Fund were to fail to meet the gross income, diversification, or distribution test described above, the Fund could in some cases cure such failure, including by paying a Fund-level tax, paying interest, making additional distributions, or disposing of certain assets. If a Fund were ineligible to or otherwise did not cure such failure for any year, or if a Fund were otherwise to fail to qualify as a regulated investment company in any taxable year, (1) that Fund would be subject to tax on its taxable income at corporate rates and would not be able to deduct the distributions it makes to shareholders and (2) each insurance company separate account invested in the Fund would fail to satisfy the separate diversification requirements, described below, that are applicable to such accounts, with the result that contracts supported by that account would no longer be eligible for tax deferral. In addition, distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as dividend income. If a Master Fund or Underlying Fund were to fail to meet any one of these tests, the value of a Fund’s investment in such Master Fund or Underlying Fund would be reduced, and the Fund’s ability to meet the diversification requirement could be adversely affected. The Fund, Master Fund, or Underlying Fund could also be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying as a regulated investment company.
Each Fund seeks to achieve its investment objectives by investing substantially all of its assets in a Master Fund that has, or one or more Underlying Funds that have, elected to be treated and intend to qualify and be eligible each year to be treated as regulated investment companies. Whether a Fund meets the asset diversification test described above will thus depend in part on whether the Master Fund or Underlying Funds in which it invests meet each of the income, asset diversification, and distribution tests. If a Master Fund or Underlying Fund were to fail to meet any such test and were ineligible to or otherwise were not to cure such failure, the corresponding Fund might as a result itself fail to meet the asset diversification test and might be ineligible or unable to or might otherwise not cure such failure. The remainder of this “Taxation” section assumes that each Underlying Fund has elected and will qualify and be eligible each year to be treated as a regulated investment company. In general, amounts not distributed on a timely basis by regulated investment companies in accordance with a calendar-year distribution requirement are subject to a nondeductible 4% excise tax at the Fund level. The 4% excise tax does not apply to any regulated investment company whose sole shareholders are separate accounts of life insurance companies funding variable contracts, tax-exempt pension funds, certain other permitted tax-exempt investors or other regulated investment companies that are also exempt from the excise tax.
Variable Contract Diversification Requirements
Each Fund, Master Fund, and Underlying Fund intends to comply with the separate diversification requirements for variable annuity and variable life insurance contracts under Code Section 817(h) and the regulations thereunder, which are in addition to the diversification requirements imposed on the Fund by the 1940 Act and Subchapter M of the Code. A variable contract based upon a separate account will not receive favorable tax treatment as an annuity or life insurance contract unless the separate account and underlying regulated investment company investments are adequately diversified. In determining whether a separate account is adequately diversified, in certain circumstances the separate account can look through to the assets of the regulated investment company in which it has invested.
The regulations generally require a separate account’s assets to be diversified so that, as of the end of each calendar quarter or within 30 days thereafter, no single investment represents more than 55% of the value of the account’s total assets, no two investments represent more than 70% of the account’s total assets, no three investments represent more than 80% of the account’s total assets, and no four investments represent more than 90% of the account’s total assets. For this purpose, the regulations treat all securities of the same issuer as a single investment, and in the case of “government securities,” each government agency or instrumentality is treated as a separate issuer. A “safe harbor” is available to a separate account if it meets the diversification tests applicable to regulated investment companies and not more than 55% of its assets constitute cash, cash items, U.S. Government securities, and securities of other regulated investment companies.
It is expected that the separate accounts investing in a Fund will be able to look through to the assets of the Fund for purposes of meeting these diversification requirements. Each Fund therefore intends to comply with these requirements as though its assets were held directly by a separate account. If a Fund were to fail to comply with these requirements (including if a Master Fund or, in some cases, an Underlying Fund fails to comply with these requirements), contracts that invest in the Fund through the participating insurance companies’ separate accounts would not be treated as annuity,
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endowment, or life insurance contracts under the Code and the contract holders generally would be subject to tax on all taxable distributions from a Fund, and on all sales, exchanges, or redemptions of shares in the Fund. Under certain circumstances described in the applicable Treasury regulations, an inadvertent failure to satisfy the applicable diversification requirements may be corrected, but such a correction could require a payment to the IRS based on the tax contract holders would have incurred if they were treated as receiving the income on the contract for the period during which the diversification requirements were not satisfied.
Investor Control
The IRS has indicated that a degree of investor control over the investment options underlying variable contracts may interfere with the tax-deferred treatment of those contracts. The IRS has issued rulings addressing the circumstances in which a variable contract owner’s control of the investments of the separate account may cause the contract owner, rather than the insurance company, to be treated as the owner of the assets held by the separate account, and it may issue additional rulings in the future. If the contract owner is considered the owner of the securities underlying the separate account, income and gains produced by those securities would be included currently in the contract owner’s gross income.
In determining whether an impermissible level of investor control is present, one factor the IRS considers is whether a regulated investment company’s investment strategies are sufficiently broad to prevent a contract holder from being deemed to be making particular investment decisions through its investment in a separate account. Current IRS guidance indicates that typical regulated investment company investment strategies, even those with a specific sector or geographical focus, are generally considered sufficiently broad for this purpose.
The Funds have objectives and strategies that are not materially narrower than the investment strategies described in such IRS guidance, in which strategies such as investing in large company stocks, international stocks, small company stocks, mortgage-backed securities, telecommunications stocks, and financial services stocks were held not to constitute sufficient control over individual investment decisions so as to cause ownership of such investments to be attributable to contract owners.
The above discussion addresses only one of several factors that the IRS considers in determining whether a contract holder has an impermissible level of investor control over a separate account. Contract holders should consult with their insurance companies and tax advisers, and should refer to the prospectus for the applicable contract, for more information concerning this investor control issue.
The IRS and the Treasury Department may in the future provide further guidance as to what they deem to constitute an impermissible level of “investor control” over a separate account’s investments in funds such as the Funds, and such guidance could affect the treatment of the Funds, including retroactively. In the event that additional rules or regulations are adopted, there can be no assurance that the Funds will be able to operate as currently described, or that the Funds will not have to change their investment objectives or investment policies. Each Fund’s investment objective and investment policies may be modified as necessary to prevent any such prospective rules and regulations from causing variable contract owners to be considered the owners of the shares of the Fund.
Certain Investments of the Funds, Master Funds, and Underlying Funds
A Fund’s, Master Fund’s, or Underlying Fund’s transactions in options, futures contracts, forward contracts, swap agreements, ETNs, other derivatives, and foreign currencies, as well as any of its hedging, short sale, securities loan, or similar transactions, may be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale, and short sale rules) the application of which may in certain cases be uncertain. An adverse determination or future guidance by the IRS (which determination or guidance could be retroactive) may affect a Master Fund’s or Underlying Fund’s, and thus a Fund’s, ability to qualify for treatment as a regulated investment company, potentially resulting in a Fund-level tax and implicating the variable contract’s qualification for favorable tax treatment.
An investment by a Master Fund or certain Underlying Funds in zero coupon bonds, deferred interest bonds, payment-in-kind bonds, inflation-indexed bonds, and certain stripped securities will, and certain securities purchased at a market discount may, cause the Master Fund or Underlying Fund to recognize income prior to the receipt of cash payments with respect to those securities. To distribute this income and avoid a tax on the Fund, the Master Fund, or Underlying Fund may be required to sell portfolio investments that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund.
A Master Fund’s or Underlying Fund’s investments in debt obligations that are at risk of or in default present special tax issues for the Funds that invest in such Master Fund or Underlying Fund. Tax rules are not entirely clear about issues
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such as whether or to what extent a Master Fund or Underlying Fund should recognize market discount on such a debt obligation, when a Master Fund or Underlying Fund may cease to accrue interest, original issue discount or market discount, when and to what extent a Fund, Master Fund, or Underlying Fund may take deductions for bad debts or worthless securities and how a Fund, Master Fund, or Underlying Fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by a Fund, Master Fund, or Underlying Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.
Investments by a Fund, Master Fund, or Underlying Fund in commodities or commodity-linked instruments can be limited by such Fund’s intention to qualify as a regulated investment company, and can limit such Fund’s ability to so qualify. Income and gains from commodities and certain commodity-linked instruments does not constitute qualifying income to a regulated investment company for purposes of the 90% gross income test described above. The tax treatment of certain other commodity-linked instruments in which a Fund, Master Fund, or Underlying Fund might invest is not certain, in particular with respect to whether income or gains from such instruments constitute qualifying income to a regulated investment company. If a Fund, Master Fund, or Underlying Fund were to treat income or gain from a particular instrument as qualifying income and the income or gain were later determined not to constitute qualifying income and, together with any other nonqualifying income, caused such Fund’s nonqualifying income to exceed 10% of its gross income in any taxable year such Fund would fail to qualify as a regulated investment company. If a Master Fund or Underlying Fund were to fail to qualify as a regulated investment company, the value of a Fund’s investment in such Master Fund or Underlying Fund would be reduced, and the Fund’s ability to meet the diversification requirement could be adversely affected.
MLPs, if any, in which a Master Fund or Underlying Fund invests may qualify as QPTPs. In such cases, the net income derived from such investments will constitute qualifying income for purposes of the 90% gross income requirement described earlier for regulated investment company qualification. If, however, such a vehicle were to fail to qualify as a QPTP in a particular year, a portion of the gross income derived from it in such year could constitute non-qualifying income to the Master Fund or Underlying Fund for purposes of the 90% gross income requirement and thus could bear on the Master Fund’s or Underlying Fund’s ability to qualify as a regulated investment company for a particular year. In addition, the diversification requirement described above for regulated investment company qualification limits a Master Fund’s or Underlying Fund’s investments in one or more vehicles that are QPTPs to 25% of the Master Fund’s or Underlying Fund’s total assets as of the close of each quarter of the Master Fund’s or Underlying Fund’s taxable year. To the extent an MLP is a regular (non-QPTP) partnership, the MLP’s income and gains allocated to a Master Fund or Underlying Fund will constitute qualifying income to the Underlying Fund or Master Fund for purposes of the 90% gross income requirement only to the extent such items of income and gain would be qualifying income if earned directly by the Underlying Fund or Master Fund. Thus, all or a portion of any income and gains from a Master Fund’s or Underlying Fund’s investment in an MLP that is a regular (non-QPTP) partnership could constitute non-qualifying income to the Master Fund or Underlying Fund for purposes of the 90% gross income requirement. In such cases, a Master Fund’s or Underlying Fund’s investments in such entities could be limited by a Fund’s, Master Fund’s, or Underlying Fund’s intention to qualify as a regulated investment company, and could bear on its ability to qualify as such.
Foreign Investments and Taxes
Investment income and gains received by a Fund, Master Fund, or Underlying Fund from foreign securities may be subject to foreign income or other taxes, which will reduce the Fund’s, Master Fund’s, or Underlying Fund’s yield on such securities and which may be imposed on a retroactive basis. The United States has entered into tax treaties with some foreign countries that may entitle a Fund, Master Fund, or Underlying Fund to a reduced rate of tax or an exemption from tax on such income. Each Fund, Master Fund, or Underlying Fund intends to qualify for treaty reduced rates where available. It is not possible to determine a Fund’s, Master Fund’s, or Underlying Fund’s effective rate of foreign tax in advance.
Special U.S. tax considerations may also apply with respect to foreign investments by a Fund, Master Fund, or Underlying Fund. Investments by a Fund, Master Fund, or Underlying Fund in certain “passive foreign investment companies” (“PFICs”) could result in a tax on the Fund, Master Fund, or Underlying Fund that cannot be avoided by making distributions to Fund, Master Fund, or Underlying Fund shareholders, thereby reducing the Fund’s yield on such investments. To avoid the potential for such a tax to apply, a Fund, Master Fund, or Underlying Fund may elect to mark to market its investments in a PFIC on the last day of each year. A Fund, Master Fund, or Underlying Fund may alternatively elect in certain cases to treat a PFIC as a qualified electing fund, in which case such fund will be required to include annually its share of the income and net capital gains from the PFIC, regardless of whether it receives any distribution from
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the PFIC. The market-to-market and qualified electing fund elections may cause a Fund, Master Fund, or Underlying Fund to recognize income prior to the receipt of cash payments with respect to its PFIC investments. In order to distribute this income and avoid a tax on the Fund, Master Fund, or Underlying Fund, the Fund, Master Fund, or Underlying Fund may be required to sell portfolio investments that it might otherwise have continued to hold. Because it is not always possible to identify a foreign corporation as a PFIC, a Fund, Master Fund, or Underlying Fund may incur the tax and interest charges described above in some instances.
General Considerations
The rules regarding the taxation of the separate accounts of participating insurance companies that utilize the Funds as investment vehicles for variable life insurance policies and variable annuity contracts are complex. The foregoing is only a summary of certain material United States federal income tax consequences affecting the Funds. Participating insurance companies and owners of variable life insurance policies and variable annuity contracts should consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Funds. Also, each shareholder should consult the prospectus and statement of additional information with respect to each Master Fund and Underlying Fund for information concerning the particular investments of such funds and other relevant tax considerations.
CERTAIN ACCOUNTING INFORMATION
When a Fund writes a call option, an amount equal to the premium received by it is included in its balance sheet as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. The current market value of a written option is the last sale price on the principal exchange on which such option is traded or, in the absence of a sale, the mean between the last bid and offering prices. If an option which a Fund has written on an equity security expires on its stipulated expiration date, or if the Fund enters into a closing purchase transaction, it realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished.
EXPERTS
Ropes & Gray LLP, The Prudential Tower, 800 Boylston Street, Boston, Massachusetts 02199-3600 serves as counsel to the Trust.
The financial statements of the Funds incorporated herein by reference from the Trust’s Annual Reports as of December 31, 2020 have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in its reports which are also incorporated herein by reference. Such financial statements have been so incorporated in reliance upon the reports of Deloitte & Touche LLP given on the authority of that firm as experts in accounting and auditing. Copies of the Trust’s Annual Reports as of December 31, 2020 are available, without charge, upon request by calling 1-888-309-3539.
The name MML Series Investment Fund is the designation of the Trustees under a Declaration of Trust dated December 19, 1984, as restated May 14, 1993 and further amended and restated as of December 15, 2011, as it may be further amended from time to time. The obligations of such Trust are not personally binding upon, nor shall resort be had to the property of, any of the Trustees, shareholders, officers, employees, or agents of such Trust, but only the property of the relevant series of the Trust shall be bound.
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APPENDIX A—DESCRIPTION OF SECURITIES RATINGS
Although the ratings of fixed income securities by S&P, Moody’s, and Fitch are a generally accepted measurement of credit risk, they are subject to certain limitations. For example, ratings are based primarily upon historical events and do not necessarily reflect the future. Furthermore, there is a period of time between the issuance of a rating and the update of the rating, during which time a published rating may be inaccurate.
The descriptions of the S&P, Moody’s, and Fitch’s commercial paper and bond ratings are set forth below.
Commercial Paper Ratings:
S&P commercial paper ratings are graded into four categories, ranging from A for the highest quality obligations to D for the lowest. Issues assigned the highest rating of A are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2, and 3 to indicate the relative degree of safety. The A-1 and A-2 categories are described as follows:
A-1—This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics will be noted with a plus (+) sign designation.
A-2—Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.
Moody’s employs three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers. The two highest designations are as follows:
Issuers (or supporting institutions) rated Prime-1 (or P-1) have a superior ability for repayment of senior short-term debt obligations. Prime-1 (or P-1) repayment ability will normally be evidenced by many of the following characteristics:
•
Leading market positions in well-established industries.

•
High rates of return on funds employed.

•
Conservative capitalization structure with moderate reliance on debt and ample asset protection.

•
Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

•
Well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers (or supporting institutions) rated Prime-2 (or P-2) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.
Fitch’s Short-Term Credit Ratings are graded into six categories, ranging from ‘F-1’ for the highest quality obligations to ‘D’ for the lowest. The F-1 and F-2 categories are described as follows:
F-1—Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
F-2—A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.
Bond Ratings:
S&P describes its four highest ratings for corporate debt as follows:
AAA—Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.
AA—Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in a small degree.
A—Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
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BBB—Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas such debt normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.
The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.
Moody’s describes its four highest corporate bond ratings as follows:
Aaa—Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt-edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa—Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they compose what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.
A—Bonds which are rated A possess many favorable investment attributes and may be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment in the future.
Baa—Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.
Fitch describes its four highest long-term credit ratings as follows:
AAA—“AAA” ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
AA—“AA” ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
A—“A” ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.
BBB—“BBB” ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category.
A “+” or “–” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” category or to categories below “CCC.”
S&P describes its below investment grade ratings for corporate debt as follows:
BB, B, CCC, CC, C—Debt rated “BB,” “B,” “CCC,” “CC,” and “C” is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation, “BB” indicates the lowest degree of speculation, and “C” the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.
BB—Debt rated “BB” has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to
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inadequate capacity to meet timely interest and principal payments. The “BB” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “BBB–” rating.
B—Debt rated “B” has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The “B” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “BB” or “BB–” rating.
CCC—Debt rated “CCC” has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The “CCC” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “B” or “B–” rating.
CC—The rating “CC” is typically applied to debt subordinated to senior debt that is assigned an actual or implied “CCC” rating.
C—The rating “C” is typically applied to debt subordinated to senior debt which is assigned an actual or implied “CCC–” debt rating. The “C” rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.
D—Debt rated “D” is in payment default. The “D” rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.
Moody’s describes its below investment grade corporate bond ratings as follows:
Ba—Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B—Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
Caa—Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.
Ca—Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.
C—Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.
Fitch describes its below investment grade long-term credit ratings as follows:
BB—“BB” ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.
B—“B” ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.
CCC, CC, C—Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A “CC” rating indicates that default of some kind appears probable. “C” ratings signal imminent default.
DDD, DD, D—The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. “DDD” obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. “DD” indicates potential recoveries in the range of 50%-90% and “D” the lowest recovery potential, i.e., below 50%.
Entities rated in this category have defaulted on some or all of their obligations. Entities rated “DDD” have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process.
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Entities rated “DD” and “D” are generally undergoing a formal reorganization or liquidation process; those rated “DD” are likely to satisfy a higher portion of their outstanding obligations, while entities rated “D” have a poor prospect of repaying all obligations.
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APPENDIX B—PROXY VOTING POLICIES
The following represents the proxy voting policies (the “Policies”) of MML Series Investment Fund (the “Funds”) with respect to the voting of proxies on behalf of each series of the Funds (the “Series”). It is the policy of the Funds and MML Investment Advisers, LLC (the “Adviser”), as investment manager to the Series, to delegate (with the exception of any “Fund of Funds,” “Feeder Funds,” or “Special Situations” where the Adviser is in the best position to vote the proxy) voting responsibilities and duties with respect to all proxies to the subadvisers (the “Subadvisers”) of the Series.
I. GENERAL PRINCIPLES
In voting proxies, the Subadvisers will be guided by general fiduciary principles and their respective written proxy voting policies. The Subadvisers will act prudently and solely in the best interest of the beneficial owners of the accounts they respectively manage, and for the exclusive purpose of providing benefit to such persons.
II. SUBADVISERS
1.   The Subadvisers each have the duty to provide a copy of their written proxy voting policies to the Adviser and Funds annually. The Subadvisers’ written proxy voting policies will maintain procedures that address potential conflicts of interest.
2.   The Subadvisers will each maintain a record of all proxy votes exercised on behalf of each series of the Funds for which they act as subadviser and will furnish such records to the Adviser and Funds annually.
3.   The Subadvisers will report proxy votes that deviated from their normal proxy voting policies and any exceptions to their proxy voting policies to the Adviser quarterly.
4.   The Subadvisers will provide the Adviser and Funds with all such information and documents relating to the Subadvisers’ proxy voting in a timely manner, as necessary for the Adviser and Funds to comply with applicable laws and regulations.
III. THE FUNDS AND ADVISER
1.   The Chief Compliance Officer of the Funds will annually update the Trustees after a review of proxy voting records.
2.   The Trustees of the Funds will not vote proxies on behalf of the Funds or the Series.
3.   The Adviser will not vote proxies on behalf of the Funds or the Series, except that the Adviser will vote proxies on behalf of any Funds of Funds for which it serves as investment adviser or in Special Situations.
4.   Whenever a Feeder Fund, as an interest holder of a Master Fund, is requested to vote on any matter submitted to interest holders of the Master Fund, the Feeder Fund will either hold a meeting of its shareholders to consider such matters, and the Adviser, on behalf of the Feeder Fund, will cast its votes in proportion to the votes received from the Feeder Fund’s shareholders (shares for which a Feeder Fund receives no voting instructions will be voted in the same proportion as the votes received from the other Feeder Fund shareholders), or the Adviser, on behalf of the Feeder Fund, will cast its votes, as an interest holder of the Master Fund, in proportion to the votes received by the Master Fund from all other interest holders of the Master Fund.
Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, upon request, on the MassMutual website at https://www.massmutual.com/funds and on the Securities and Exchange Commission’s website at http://www.sec.gov.
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MML INVESTMENT ADVISERS, LLC
As Investment Adviser to the MassMutual Select Funds, MassMutual Premier Funds,
MML Series Investment Fund and MML Series Investment Fund II
(February 12, 2021)
General Overview
Policy
It is the policy of MML Investment Advisers, LLC (“MML Investment Advisers” or the “Company”) to fulfill its responsibilities under Rule 206(4)-6 (the “Rule”) under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), by delegating to subadvisers for each series of the MassMutual Select Funds, MassMutual Premier Funds, MML Series Investment Fund, and MML Series Investment Fund II (each, a “Trust”) proxy voting related to the securities in each subadviser’s respective portfolio, with the following exceptions: (i) each series of a Trust operating as a “fund of funds” (each a “Fund of Funds” and, collectively, the “Funds of Funds”); (ii) each series of the Trusts operating as a “feeder fund” (each, a “Feeder Fund”) to a “master fund” (“Master Fund”); and (iii) in certain other special situations (“Special Situations”). For these exceptions, MML Investment Advisers will act on behalf of the Trusts to vote proxies (including Information Statements) (“Proxies”), as described below.
Background
MML Investment Advisers currently serves as investment adviser to each of the Trusts, including those series that are Funds of Funds and Feeder Funds. With the exception of one Fund of Funds, the Funds of Funds may invest in other series of the Trusts, mutual funds advised by affiliates of MML Investment Advisers, and mutual funds or exchange-traded funds advised by an unaffiliated investment adviser. With respect to the noted exception, that fund invests exclusively in mutual funds advised by an unaffiliated investment adviser.
MML Investment Advisers will vote Proxies of the underlying funds held by the Funds of Funds, of the related Master Fund for a Feeder Fund, and in certain other Special Situations in accordance with the following procedure.
Procedure
1. When a Fund of Funds holds shares of an underlying fund advised by MML Investment Advisers, MML Investment Advisers will generally vote in favor of proposals recommended by the underlying fund’s Board of Trustees and by a majority of the Trustees of the underlying fund who are not interested persons of the underlying fund or of MML Investment Advisers. However, MML Investment Advisers may alternatively, in its discretion, (i) seek instruction from the Fund of Fund’s Board of Trustees (or any member or committee thereof (provided that such member, or each member of such committee, as the case may be, is not an interested person of the underlying fund or of MML Investment Advisers) delegated authority to provide such instructions to MML Investment Advisers and vote in accordance with such instructions, or (ii) vote in accordance with the recommendation of an independent proxy advisor or consultant retained by MML Investment Advisers to provide a recommendation, on the basis solely of the best interest of the Fund of Funds and its shareholders, as to the matter; provided, however, that prior to taking the action described in clause (ii) above, MML Investment Advisers is required to seek and obtain the prior approval of its Board of Directors. When a quorum is present at any meeting, a majority of the Board members present may take any action. If it is not possible to obtain a quorum of such Board, any action may be taken without a meeting if all Board members consent to the action in writing and such written consents are filed with the records of the meetings of the Board.
2. When a Fund of Funds holds shares of an underlying fund advised by a control affiliate of MML Investment Advisers, MML Investment Advisers will generally vote the shares held by the Fund of Funds in the same proportions (for, against, abstain) as the votes of all other shareholders (other than MML Investment Advisers or a control affiliate of MML Investment Advisers) of such underlying fund. However, MML Investment Advisers may alternatively, in its discretion, (i) seek instruction from the Fund of Funds’ Board of Trustees (or any member or committee thereof (provided that such member, or each member of such committee, as the case may be, is not an interested person of the underlying fund or of MML Investment Advisers) delegated authority to provide such instructions to MML Investment Advisers) and vote in accordance with such instructions, or (ii) vote in accordance with the recommendation of an independent proxy advisor or consultant retained by MML Investment Advisers to provide a recommendation, on the basis solely of the best interest of the Fund of Funds and its shareholders, as to the matter; provided, however, that prior to taking the action described in clause (ii) above, MML Investment Advisers is required to seek and obtain the prior approval of its Board of Directors. When a quorum is present at any meeting, a majority of the Board members present may take any action. If it is not possible to obtain a quorum of such Board, any action may be taken without a meeting if all Board members consent to the action in writing and such written consents are filed with the records of the meetings of the Board.
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3. When a Fund of Funds holds shares of an underlying fund not advised by MML Investment Advisers or a control affiliate of MML Investment Advisers, MML Investment Advisers will generally vote the shares held by the Fund of Funds in the same proportions (for, against, abstain) as the votes of all other shareholders of such underlying fund. However, MML Investment Advisers may alternatively, in its discretion, (i) seek instruction from the Fund of Funds’ Board of Trustees (or any member or committee thereof delegated authority to provide such instructions to MML Investment Advisers) and vote in accordance with such instructions, or (ii) vote in accordance with the recommendation of an independent proxy advisor or consultant retained by MML Investment Advisers to provide a recommendation, on the basis solely of the best interest of the Fund of Funds and its shareholders, as to the matter; provided, however, that prior to taking the action described in clause (ii) above, MML Investment Advisers is required to seek and obtain the prior approval of its Board of Directors. When a quorum is present at any meeting, a majority of the Board members present may take any action. If it is not possible to obtain a quorum of such Board, any action may be taken without a meeting if all Board members consent to the action in writing and such written consents are filed with the records of the meetings of the Board.
4. Notwithstanding paragraph 3 above, (i) in the event a Fund of Funds is investing in an underlying fund pursuant to an exemptive order from the U.S. Securities and Exchange Commission, MML Investment Advisers will vote the shares held by the Fund of Funds in accordance with any conditions set forth in the order; or (ii) in the event a Fund of Funds is investing in an underlying fund pursuant to Section 12(d)(1)(F) of the Investment Company Act of 1940, as amended, MML Investment Advisers will vote the shares held by the Fund of Funds either by seeking instructions from the Fund of Funds’ shareholders or vote the shares in the same proportions (for, against, abstain) as the votes of all other shareholders of the underlying fund.
5. When a fund is structured as a Feeder Fund that is an interest holder of a Master Fund and is requested to vote on any matter submitted to interest holders of the Master Fund, MML Investment Advisers will, on behalf of the Feeder Fund, generally vote the shares held by the Feeder Fund in the same proportions (for, against, abstain) as the votes of all other interest holders of such Master Fund. However, if the Feeder Fund elects to hold a meeting of its own shareholders to consider such matters, MML Investment Advisers will, on behalf of the Feeder Fund, vote the shares held by the Feeder Fund in proportion to the votes received from its shareholders, with shares for which a Feeder Fund receives no voting instructions being voted in the same proportion as the votes received from the other Feeder Fund shareholders.
6. Although rare, there is a possibility of Special Situations presented where MML Investment Advisers is in the best position to vote Proxies. In those Special Situations, which are determined by the Investment Management team in consultation with MML Investment Advisers’ Chief Compliance Officer and/or legal counsel, MML Investment Advisers (i) will, when the Special Situation involves a proxy for a Funds’ investment in another mutual fund or pooled investment vehicle, generally vote the shares held in the same proportions (for, against, abstain) as the votes of all other shareholders of such underlying fund; (ii) may seek instruction from the relevant Trust’s Board of Trustees (or any member or committee thereof delegated authority to provide such instructions to MML Investment Advisers) and vote in accordance with such instructions; or (iii) may vote in accordance with the recommendation of an independent proxy advisor or consultant retained by MML Investment Advisers to provide a recommendation, on the basis solely of the best interest of the Trust and its shareholders, as to the matter; provided, however, that prior to taking the action described in clause (iii) above, MML Investment Advisers is required to seek and obtain the prior approval of its Board of Directors. When a quorum is present at any meeting, a majority of the Board members present may take any action. If it is not possible to obtain a quorum of such Board, any action may be taken without a meeting if all Board members consent to the action in writing and such written consents are filed with the records of the meetings of the Board.
Operating Procedures
MML Investment Advisers exercises its proxy voting responsibility with respect to the Funds of Funds, Feeder Funds, and Special Situations through the Investment Management team.
All proxy statements, including Information Statements (“Proxy Statements”) and proxy cards received by associates relating to a Fund of Funds, Feeder Fund, or Special Situations are to be immediately forwarded to the Investment Management team. The head of Investment Management or his/her designee, then is responsible for (i) logging, reviewing and casting the vote for all Proxies solicited and received, (ii) voting such Proxies in a manner consistent with these policies and procedures, (iii) documenting the method followed in determining how to cast the vote, and (iv) maintaining the records required by Rule 204-2 under the Advisers Act.
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Record Retention
The Investment Management team will retain for such time periods as set forth in Rule 204-2:
•
Copies of all policies and procedures required by the Rule;

•
A copy of each Proxy Statement that MML Investment Advisers receives regarding a Fund of Fund’s or Feeder Fund’s investments;

•
A copy of each Proxy Statement that MML Investment Advisers receives regarding a Special Situation;

•
A record of each vote cast by MML Investment Advisers on behalf of a Fund of Funds, a Feeder Fund, or in a Special Situation; and

•
A copy of any document created by MML Investment Advisers that was material to making a decision how to vote Proxies on behalf of a Fund of Funds, a Feeder Fund, or in a Special Situation or that otherwise memorializes the basis for that decision.

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AMERICAN FUNDS®
PROXY VOTING PROCEDURES AND PRINCIPLES
The funds’ investment adviser, in consultation with the Series’ board, has adopted Proxy Voting Procedures and Principles (the “Principles”) with respect to voting proxies of securities held by the funds and other American Funds. The complete text of these principles is available at capitalgroup.com. Proxies are voted by a committee of the appropriate equity investment division of the investment adviser under authority delegated by the Series’ board. Therefore, if more than one fund invests in the same company, they may vote differently on the same proposal. The boards of American Funds have established a Joint Proxy Committee (“JPC”) composed of independent board members from each American Funds board. The JPC’s role is to facilitate appropriate oversight of the proxy voting process and provide valuable input on corporate governance and related matters.
The Principles, which have been in effect in substantially their current form for many years, provide an important framework for analysis and decision-making by all funds. However, they are not exhaustive and do not address all potential issues. The Principles provide a certain amount of flexibility so that all relevant facts and circumstances can be considered in connection with every vote. As a result, each proxy received is voted on a case-by-case basis considering the specific circumstances of each proposal. The voting process reflects the funds’ understanding of the company’s business, its management and its relationship with shareholders over time.
The investment adviser seeks to vote all U.S. proxies; however, in certain circumstances it may be impracticable or impossible to do so. Proxies for companies outside the U.S. also are voted, provided there is sufficient time and information available. Certain regulators have granted investment limit relief to the investment adviser and its affiliates, conditioned upon limiting its voting power to specific voting ceilings. To comply with these voting ceilings, the investment adviser will scale back its votes across all funds and clients on a pro-rata basis based on assets. After a proxy statement is received, the investment adviser prepares a summary of the proposals contained in the proxy statement. A notation of any potential conflicts of interest also is included in the summary (see below for a description of Capital Research and Management Company’s special review procedures).
For proxies of securities managed by a particular equity investment division of the investment adviser, the initial voting recommendation is made by one or more of the division’s investment analysts familiar with the company and industry. A second recommendation is made by a proxy coordinator (an investment analyst or other individual with experience in corporate governance and proxy voting matters) within the appropriate investment division, based on knowledge of these Principles and familiarity with proxy-related issues. The proxy summary and voting recommendations are made available to the appropriate proxy voting committee for a final voting decision. In cases where a fund is co-managed and a security is held by more than one of the investment adviser’s equity investment divisions, the divisions may develop different voting recommendations for individual ballot proposals. If this occurs, and if permitted by local market conventions, the fund’s position will generally be voted proportionally by divisional holding, according to their respective decisions. Otherwise, the outcome will be determined by the equity investment division or divisions with the larger position in the security as of the record date for the shareholder meeting.
In addition to our proprietary proxy voting, governance and executive compensation research, Capital Research and Management Company (“Capital Group”) may utilize research provided by Institutional Shareholder Services, Glass-Lewis & Co. or other third party advisory firms on a case-by-case basis. Capital Group does not, as a policy, follow the voting recommendations provided by these firms. Capital Group periodically assesses the information provided by the advisory firms and reports to the JPC, as appropriate.
From time to time the investment adviser may vote proxies issued by, or on proposals sponsored or publicly supported by (a) a client with substantial assets managed by the investment adviser or its affiliates, (b) an entity with a significant business relationship with Capital Group, or (c) a company with a director of an American Fund on its board (each referred to as an “Interested Party”). Other persons or entities may also be deemed an Interested Party if facts or circumstances appear to give rise to a potential conflict. The investment adviser analyzes these proxies and proposals on their merits and does not consider these relationships when casting its vote.
The investment adviser has developed procedures to identify and address instances where a vote could appear to be influenced by such a relationship. Under the procedures, prior to a final vote being cast by the investment adviser, the relevant proxy committees’ voting results for proxies issued by Interested Parties are reviewed by a Special Review Committee (“SRC”) of the investment division voting the proxy if the vote was in favor of the Interested Party.
If a potential conflict is identified according to the procedure above, the SRC will be provided with a summary of any relevant communications with the Interested Party, the rationale for the voting decision, information on the organization’s
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relationship with the party and any other pertinent information. The SRC will evaluate the information and determine whether the decision was in the best interest of fund shareholders. It will then accept or override the voting decision or determine alternative action. The SRC includes senior investment professionals and legal and compliance professionals.
Information regarding how the funds voted proxies relating to portfolio securities during the 12-month period ended June 30 of each year will be available on or about September 1 of such year (a) without charge, upon request by calling American Funds Service Company at (800) 421-4225, (b) on the Capital Group website and (c) on the SEC’s website at sec.gov.
The following summary sets forth the general positions of American Funds, the Series and the investment adviser on various proposals. A copy of the full Principles is available upon request, free of charge, by calling American Funds Service Company or visiting the Capital Group website.
Director Matters.   The election of a company’s slate of nominees for director generally is supported. Votes may be withheld for some or all of the nominees if this is determined to be in the best interest of shareholders or if, in the opinion of the investment adviser, such nominee has not fulfilled his or her fiduciary duty. Separation of the chairman and CEO positions also may be supported.
Governance Provisions.   Typically, proposals to declassify a board (elect all directors annually) are supported based on the belief that this increases the directors’ sense of accountability to shareholders. Proposals for cumulative voting generally are supported in order to promote management and board accountability and an opportunity for leadership change. Proposals designed to make director elections more meaningful, either by requiring a majority vote or by requiring any director receiving more withhold votes than affirmative votes to tender his or her resignation, generally are supported.
Shareholder Rights.   Proposals to repeal an existing poison pill generally are supported. (There may be certain circumstances, however, when a proxy voting committee of a fund or an investment division of the investment adviser believes that a company needs to maintain anti-takeover protection.) Proposals to eliminate the right of shareholders to act by written consent or to take away a shareholder’s right to call a special meeting typically are not supported.
Compensation And Benefit Plans.   Option plans are complicated, and many factors are considered in evaluating a plan. Each plan is evaluated based on protecting shareholder interests and a knowledge of the company and its management. Considerations include the pricing (or repricing) of options awarded under the plan and the impact of dilution on existing shareholders from past and future equity awards. Compensation packages should be structured to attract, motivate and retain existing employees and qualified directors; however, they should not be excessive.
Routine Matters.   The ratification of auditors, procedural matters relating to the annual meeting and changes to company name are examples of items considered routine. Such items generally are voted in favor of management’s recommendations unless circumstances indicate otherwise.
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APPENDIX C—ADDITIONAL PORTFOLIO MANAGER INFORMATION
MML Investment Advisers, LLC
MML Advisers, as investment adviser to MML Conservative Allocation, MML Balanced Allocation, MML Moderate Allocation, MML Growth Allocation, MML Aggressive Allocation, and MML Core Allocation Fund, administers the asset allocation program for each Fund.
The portfolio manager of MML Conservative Allocation is Frederick Schulitz.
Other Accounts Managed:
	Number of Accounts Managed*	Total Assets*	Accounts Managed for which Advisory Fee is Performance- Based *	Total Assets*
Frederick Schulitz
Registered investment companies**	19	$7,900,599,844	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	0	$0	0	$0

*
The information provided is as of December 31, 2020.

**
Does not include MML Conservative Allocation.

The portfolio manager of MML Balanced Allocation is Frederick Schulitz.
Other Accounts Managed:
	Number of Accounts Managed*	Total Assets*	Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Frederick Schulitz
Registered investment companies**	19	$7,852,331,795	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	0	$0	0	$0

*
The information provided is as of December 31, 2020.

**
Does not include MML Balanced Allocation.

The portfolio manager of MML Moderate Allocation is Frederick Schulitz.
Other Accounts Managed:
	Number of Accounts Managed*	Total Assets*	Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Frederick Schulitz
Registered investment companies**	19	$6,455,558,132	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	0	$0	0	$0

*
The information provided is as of December 31, 2020.

**
Does not include MML Moderate Allocation.

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The portfolio manager of MML Growth Allocation is Frederick Schulitz.
Other Accounts Managed:
	Number of Accounts Managed*	Total Assets*	Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Frederick Schulitz
Registered investment companies**	19	$7,089,504,262	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	0	$0	0	$0

*
The information provided is as of December 31, 2020.

**
Does not include MML Growth Allocation.

The portfolio manager of MML Aggressive Allocation is Frederick Schulitz.
Other Accounts Managed:
	Number of Accounts Managed*	Total Assets*	Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Frederick Schulitz
Registered investment companies**	19	$8,175,371,490	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	0	$0	0	$0

*
The information provided is as of December 31, 2020.

**
Does not include MML Aggressive Allocation.

The portfolio manager of MML Core Allocation Fund is Frederick Schulitz.
Other Accounts Managed:
	Number of Accounts Managed*	Total Assets*	Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Frederick Schulitz
Registered investment companies**	19	$7,390,991,891	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	0	$0	0	$0

*
The information provided is as of December 31, 2020.

**
Does not include MML Core Allocation Fund.

Ownership of Securities:
As of December 31, 2020, the portfolio manager did not own any shares of MML Conservative Allocation, MML Balanced Allocation, MML Moderate Allocation, MML Growth Allocation, MML Aggressive Allocation, or MML Core Allocation Fund.
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Conflicts of Interest:
A conflict of interest may arise due to differences in the investment adviser’s net management fee among the Underlying Funds in which these Funds invest such that the portfolio manager might be motivated to invest in certain funds over others. Similarly, the desire to maintain or raise assets under management in certain Underlying Funds could influence the portfolio manager to lend preferential treatment to those funds. In addition, the portfolio manager might be motivated to favor affiliated Underlying Funds over non-affiliated Underlying Funds. The investment adviser will have no obligation to select the least expensive or best performing funds available to serve as Underlying Funds.
Compensation:
The discussion below describes the portfolio manager’s compensation as of December 31, 2020.
The portfolio manager is paid the same as other employees of the adviser such that his compensation consists of a base salary and an annual discretionary bonus. The adviser also matches a portion of employees’ 401(k) contributions, if any.
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APPENDIX D—DESCRIPTION OF CERTAIN SECURITIES AND INVESTMENT TECHNIQUES AND RISKS OF THE MASTER FUNDS AND AMERICAN UNDERLYING FUNDS
With respect to the Master Funds and American Underlying Funds (the “Funds”), portfolio changes will be made without regard to the length of time a particular investment may have been held.
MARKET CONDITIONS.   The value of, and the income generated by, the securities in which the Fund invests may decline, sometimes rapidly or unpredictably, due to factors affecting certain issuers, particular industries or sectors, or the overall markets. Rapid or unexpected changes in market conditions could cause the Fund to liquidate its holdings at inopportune times or at a loss or depressed value. The value of a particular holding may decrease due to developments related to that issuer, but also due to general market conditions, including real or perceived economic developments such as changes in interest rates, credit quality, inflation, or currency rates, or generally adverse investor sentiment. The value of a holding may also decline due to factors that negatively affect a particular industry or sector, such as labor shortages, increased production costs, or competitive conditions.
Global economies and financial markets are highly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. Furthermore, local, regional and global events such as war, acts of terrorism, social unrest, natural disasters, the spread of infectious illness or other public health threats could also adversely impact issuers, markets and economies, including in ways that cannot necessarily be foreseen. The Fund could be negatively impacted if the value of a portfolio holding were harmed by such conditions or events.
Significant market disruptions, such as those caused by pandemics, natural or environmental disasters, war, acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Market disruptions may exacerbate political, social, and economic risks. Additionally, market disruptions may result in increased market volatility; regulatory trading halts; closure of domestic or foreign exchanges, markets, or governments; or market participants operating pursuant to business continuity plans for indeterminate periods of time. Such events can be highly disruptive to economies and markets and significantly impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments and operation of the Fund. These events could disrupt businesses that are integral to the Fund’s operations or impair the ability of employees of Fund service providers to perform essential tasks on behalf of the Fund.
Governmental and quasi-governmental authorities may take a number of actions designed to support local and global economies and the financial markets in response to economic disruptions. Such actions may include a variety of significant fiscal and monetary policy changes, including, for example, direct capital infusions into companies, new monetary programs and significantly lower interest rates. These actions may result in significant expansion of public debt and may result in greater market risk. Additionally, an unexpected or quick reversal of these policies, or the ineffectiveness of these policies, could negatively impact overall investor sentiment and further increase volatility in securities markets.
EQUITY SECURITIES.   Certain Funds may invest in equity securities. Equity securities represent an ownership position in a company. Equity securities held by the Fund typically consist of common stocks. The prices of equity securities fluctuate based on, among other things, events specific to their issuers and market, economic, and other conditions. For example, prices of these securities can be affected by financial contracts held by the issuer or third parties (such as derivatives) relating to the security or other assets or indices. Holders of equity securities are not creditors of the issuer. If an issuer liquidates, holders of equity securities are entitled to their pro rata share of the issuer’s assets, if any, after creditors (including the holders of fixed income securities and senior equity securities) are paid.
There may be little trading in the secondary market for particular equity securities, which may adversely affect the Fund’s ability to value accurately or dispose of such equity securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and/or liquidity of equity securities.
The growth-oriented, equity-type securities generally purchased by certain of the Funds may involve large price swings and potential for loss. To the extent the Fund invests in income-oriented, equity-type securities, income provided by the Fund may be reduced by changes in the dividend policies of, and the capital resources available at, the companies in which the Fund invests.
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DEBT INSTRUMENTS.   Debt securities, also known as “fixed income securities,” are used by issuers to borrow money. Bonds, notes, debentures, asset-backed securities (including those backed by mortgages), and loan participations and assignments are common types of debt securities. Generally, issuers pay investors periodic interest and repay the amount borrowed either periodically during the life of the security and/or at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values and their values accrete over time to face value at maturity. Some debt securities bear interest at rates that are not fixed, but that vary with changes in specified market rates or indices. The market prices of debt securities fluctuate depending on such factors as interest rates, credit quality, and maturity. In general, market prices of debt securities decline when interest rates rise and increase when interest rates fall. These fluctuations will generally be greater for longer-term debt securities than for shorter-term debt securities. Prices of these securities can also be affected by financial contracts held by the issuer or third parties (such as derivatives) relating to the security or other assets or indices. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or they may pay only a small fraction of the amount owed. Direct indebtedness of countries, particularly developing countries, also involves a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.
Lower rated debt securities, rated Ba1/BB+ or below by Nationally Recognized Statistical Rating Organizations, are described by the rating agencies as speculative and involve greater risk of default or price changes due to changes in the issuer’s creditworthiness than higher rated debt securities, or they may already be in default. Such securities are sometimes referred to as “junk bonds” or high yield bonds. The market prices of these securities may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty. It may be more difficult to dispose of, and to determine the value of, lower rated debt securities. Investment grade bonds in the ratings categories A or Baa/BBB also may be more susceptible to changes in market or economic conditions than bonds rated in the highest rating categories.
Certain additional risk factors relating to debt securities are discussed below:
SENSITIVITY TO INTEREST RATE AND ECONOMIC CHANGES.   Debt securities may be sensitive to economic changes, political and corporate developments, and interest rate changes. In addition, during an economic downturn or a period of rising interest rates, issuers that are highly leveraged may experience increased financial stress that could adversely affect their ability to meet projected business goals, to obtain additional financing and to service their principal and interest payment obligations. Periods of economic change and uncertainty also can be expected to result in increased volatility of market prices and yields of certain debt securities and derivative instruments. As discussed under “Market conditions” above in this statement of additional information, governments and quasi-governmental authorities may take actions to support local and global economies and financial markets during periods of economic crisis, including direct capital infusions into companies, new monetary programs and significantly lower interest rates. Such actions may expose fixed income markets to heightened volatility and may reduce liquidity for certain investments, which could cause the value of the funds’ portfolio to decline.
PAYMENT EXPECTATIONS.   Debt securities may contain redemption or call provisions. If an issuer exercises these provisions in a lower interest rate market, the Funds may have to replace the security with a lower yielding security, resulting in decreased income to investors. If the issuer of a debt security defaults on its obligations to pay interest or principal or is the subject of bankruptcy proceedings, the Funds may incur losses or expenses in seeking recovery of amounts owed to them.
LIQUIDITY AND VALUATION.   There may be little trading in the secondary market for particular debt securities, which may affect adversely the Funds’ ability to value accurately or dispose of such debt securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and/or liquidity of debt securities.
Capital Research attempts to reduce the risks described above through diversification of the Fund’s portfolios and by credit analysis of each issuer, as well as by monitoring broad economic trends and corporate and legislative developments, but there can be no assurance that it will be successful in doing so.
Credit ratings for debt securities provided by rating agencies reflect an evaluation of the safety of principal and interest payments, not market value risk. The rating of an issuer is a rating agency’s view of past and future potential developments related to the issuer and may not necessarily reflect actual outcomes. There can be a lag between the time of developments relating to an issuer and the time a rating is assigned and updated. Capital Research considers these ratings of securities as one of many criteria in making its investment decisions.
Bond rating agencies may assign modifiers (such as +/-) to ratings categories to signify the relative position of a credit within the rating category. Investment policies that are based on ratings categories should be read to include any security
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within that category, without giving consideration to the modifier except where otherwise provided. See Appendix A to this SAI for more information about credit ratings.
SECURITIES WITH EQUITY AND DEBT CHARACTERISTICS.   Certain securities have a combination of equity and debt characteristics. Such securities may at times behave more like equity than debt or vice versa.
PREFERRED STOCK.   Preferred stock represents an equity interest in an issuer that generally entitles the holder to receive, in preference to common stockholders and the holders of certain other stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the issuer. Preferred stocks may pay fixed or adjustable rates of return, and preferred stock dividends may be cumulative or non-cumulative and participating or non-participating. Cumulative dividend provisions require all or a portion of prior unpaid dividends to be paid before dividends can be paid to the issuer’s common stockholders, while prior unpaid dividends on non-cumulative preferred stock are forfeited. Participating preferred stock may be entitled to a dividend exceeding the issuer’s declared dividend in certain cases, while non-participating preferred stock is entitled only to the stipulated dividend. Preferred stock is subject to issuer-specific and market risks applicable generally to equity securities. As with debt securities, the prices and yields of preferred stocks often move with changes in interest rates and the issuer’s credit quality. Additionally, a company’s preferred stock typically pays dividends only after the company makes required payments to holders of its bonds and other debt. Accordingly, the price of preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the issuing company’s financial condition or prospects. Preferred stock of smaller companies may be more vulnerable to adverse developments than preferred stock of larger companies.
CONVERTIBLE SECURITIES.   A convertible security is a debt obligation, preferred stock or other security that may be converted, within a specified period of time and at a stated conversion rate, into common stock or other equity securities of the same or a different issuer. The conversion may occur automatically upon the occurrence of a predetermined event or at the option of either the issuer or the security holder. Under certain circumstances, a convertible security may also be called for redemption or conversion by the issuer after a particular date and at predetermined price specified upon issue. If a convertible security held by a certain Fund is called for redemption or conversion, the Fund could be required to tender the security for redemption, convert it into the underlying common stock, or sell it to a third party.
The holder of a convertible security is generally entitled to participate in the capital appreciation resulting from a market price increase in the issuer’s common stock and to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to non-convertible debt or preferred securities, as applicable. Convertible securities rank senior to common stock in an issuer’s capital structure and, therefore, normally entail less risk than the issuer’s common stock. However, convertible securities may also be subordinate to any senior debt obligations of the issuer, and, therefore, an issuer’s convertible securities may entail more risk than such senior debt obligations. Convertible securities usually offer lower interest or dividend yields than non-convertible debt securities of similar credit quality because of the potential for capital appreciation. In addition, convertible securities are often lower-rated securities.
Because of the conversion feature, the price of a convertible security will normally fluctuate in some proportion to changes in the price of the underlying asset, and, accordingly, convertible securities are subject to risks relating to the activities of the issuer and/or general market and economic conditions. The income component of a convertible security may cushion the security against declines in the price of the underlying asset but may also cause the price of the security to fluctuate based upon changes in interest rates and the credit quality of the issuer. As with a straight fixed income security, the price of a convertible security tends to increase when interest rates decline and decrease when interest rates rise. Like the price of a common stock, the price of a convertible security also tends to increase as the price of the underlying stock rises and to decrease as the price of the underlying stock declines.
HYBRID SECURITIES.   A hybrid security is a type of security that also has equity and debt characteristics. Like equities, which have no final maturity, a hybrid security may be perpetual. On the other hand, like debt securities, a hybrid security may be callable at the option of the issuer on a date specified at issue. Additionally, like common equities, which may stop paying dividends at virtually any time without violating any contractual terms or conditions, hybrids typically allow for issuers to withhold payment of interest until a later date or to suspend coupon payments entirely without triggering an event of default. Hybrid securities are normally at the bottom of an issuer’s debt capital structure because holders of an issuer’s hybrid securities are structurally subordinated to the issuer’s senior creditors. In bankruptcy, hybrid security holders should only get paid after all senior creditors of the issuer have been paid but before any disbursements are made to the issuer’s equity holders. Accordingly, hybrid securities may be more sensitive to economic changes than more senior debt securities. Such securities may also be viewed as more equity-like by the market when the issuer or its parent company experiences financial difficulties.
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Contingent convertible securities, which are also known as contingent capital securities are a form of hybrid security that are intended to either convert into equity or have their principal written down upon the occurrence of certain trigger events. One type of contingent convertible security has characteristics designed to absorb losses, by providing that the liquidation value of the security may be adjusted downward to below the original par value or written off entirely under certain circumstances. For instance, if losses have eroded the issuer’s capital level below a specified threshold, the liquidation value of the security may be reduced in whole or in part. The write-down of the security’s par value may occur automatically and would not entitle holders to institute bankruptcy proceedings against the issuer. In addition, an automatic write-down could result in a reduced income rate if the dividend or interest payment associated with the security is based on the security’s par value. Such securities may, but are not required to, provide for circumstances under which the liquidation value of the security may be adjusted back up to par, such as an improvement in capitalization or earnings. Another type of contingent convertible security provides for mandatory conversion of the security into common shares of the issuer under certain circumstances. The mandatory conversion might relate, for example, to the issuer’s failure to maintain a capital minimum. Since the common stock of the issuer may not pay a dividend, investors in such instruments could experience reduced yields (or no yields at all) and conversion would deepen the subordination of the investor, effectively worsening the investor’s standing in the case of the issuer’s insolvency. An automatic write-down or conversion event with respect to a contingent convertible security will typically be triggered by a reduction in the issuer’s capital level, but may also be triggered by regulatory actions, such as a change in regulatory capital requirements, or by other factors.
INVESTING IN SMALLER CAPITALIZATION STOCKS.   Certain Funds may invest in the stocks of smaller capitalization companies. Investing in smaller capitalization stocks can involve greater risk than is customarily associated with investing in stocks of larger, more established companies. For example, smaller companies often have limited product lines, limited operating histories, limited markets or financial resources, may be dependent on one or a few key persons for management, and can be more susceptible to losses. Also, their securities may be less liquid or illiquid (and therefore have to be sold at a discount from current prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts and may be subject to wider price swings, thus creating a greater chance of loss than securities of larger capitalization companies. The Funds determine relative market capitalizations using U.S. standards. Accordingly, the Funds’ investments in certain countries outside the United States may have larger market capitalizations relative to other companies within those countries.
INVESTING IN PRIVATE COMPANIES.   Certain Funds may invest in companies that have not publicly offered their securities. Investing in private companies can involve greater risks than those associated with investing in publicly traded companies. For example, the securities of a private company may be subject to the risk that market conditions, developments within the company, investor perception, or regulatory decisions may delay or prevent the company from ultimately offering its securities to the public. Furthermore, these investments are generally considered to be illiquid until a company’s public offering and are often subject to additional contractual restrictions on resale that would prevent the Fund from selling their company shares for a period of time following the public offering.
Investments in private companies can offer the Fund significant growth opportunities at attractive prices. However, these investments can pose greater risk, and, consequently, there is no guarantee that positive results can be achieved in the future.
INVESTING OUTSIDE THE U.S..   Certain Funds may invest in securities of issuers domiciled outside the United States and which may be denominated in currencies other than the U.S. dollar. Securities of issuers domiciled outside the United States, or with significant operations or revenues outside the United States, may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers are domiciled, operate or generate revenue. These issuers may also be more susceptible to actions of foreign governments such as the imposition of price controls or punitive taxes that could adversely impact the value of these securities. To the extent the Fund invests in securities that are denominated in currencies other than the U.S. dollar, these securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Securities markets in certain countries may be more volatile or less liquid than those in the United States. Investments outside the United States may also be subject to different accounting practices and different regulatory, legal and reporting standards, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the Fund. The risks of investing outside the United States may be heightened in connection with investments in emerging markets.
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Additional costs could be incurred in connection with the Fund’s investment activities outside the United States. Brokerage commissions may be higher outside the United States, and the Fund will bear certain expenses in connection with its currency transactions. Furthermore, increased custodian costs may be associated with maintaining assets in certain jurisdictions.
INVESTING IN EMERGING MARKETS.   Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, emerging market countries tend to have less developed political, economic and legal systems and accounting and auditing practices and standards than those in developed countries. Accordingly, the governments of these countries may be less stable and more likely to intervene in the market economy, for example, by imposing capital controls, nationalizing a company or industry, placing restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or imposing punitive taxes that could adversely affect the prices of securities. Information regarding issuers in emerging markets may be limited, incomplete or inaccurate, and there may be fewer rights and remedies available to the Fund and its shareholders. In addition, the economies of these countries may be dependent on relatively few industries and may be more susceptible to changes in local and global trade conditions and downturns in the world economy. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating the Fund’s net asset value. Additionally, emerging markets are more likely to experience problems with the clearing and settling of trades and the holding of securities by banks, agents and depositories that are less established than those in developed countries.
In countries where direct foreign investment is limited or prohibited, the Fund may invest in operating companies based in such countries through an offshore intermediary entity that, based on contractual agreements, seeks to replicate the rights and obligations of direct equity ownership in such operating business. Because the contractual arrangements do not in fact bestow the Fund with actual equity ownership in the operating company, these investment structures may limit the Fund’s rights as an investor and create significant additional risks. For example, local government authorities may determine that such structures do not comply with applicable laws and regulations, including those relating to restrictions on foreign ownership. In such event, the intermediary entity and/or the operating business may be subject to penalties, revocation of business and operating licenses or forfeiture of foreign ownership interests, and the Fund’s economic interests in the underlying operating business and its rights as an investor may not be recognized, resulting in a loss to the Fund and its shareholders. In addition, exerting control through contractual arrangements may be less effective than direct equity ownership, and a company may incur substantial costs to enforce the terms of such arrangements, including those relating to the distribution of the Funds among the entities. These special investment structures may also be disregarded for tax purposes by local tax authorities, resulting in increased tax liabilities, and the Fund’s control over - and distributions due from - such structures may be jeopardized if the individuals who hold the equity interest in such structures breach the terms of the agreements. While these structures may be widely used to circumvent limits on foreign ownership in certain jurisdictions, there is no assurance that they will be upheld by local regulatory authorities or that disputes regarding the same will be resolved consistently.
Although there is no universally accepted definition, Capital Research generally considers an emerging market to be a market that is in the earlier stages of its industrialization cycle with a low per capita gross domestic product (“GDP”) and a low market capitalization to GDP ratio relative to those in the United States and the European Union, and would include markets commonly referred to as “frontier markets.”
Certain risk factors related to emerging markets are discussed below:
CURRENCY FLUCTUATIONS.   Certain emerging markets’ currencies have experienced and in the future may experience significant declines against the U.S. dollar. For example, if the U.S. dollar appreciates against foreign currencies, the value of the Funds’ emerging markets securities holdings would generally depreciate and vice versa. Further, the Fund may lose money due to losses and other expenses incurred in converting various currencies to purchase and sell securities valued in currencies other than the U.S. dollar, as well as from currency restrictions, exchange control regulation and currency devaluations.
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GOVERNMENT REGULATION.   Certain developing countries lack uniform accounting, auditing, and financial reporting and disclosure standards, have less governmental supervision of financial markets than in the United States, and do not honor legal rights or protections enjoyed by investors in the United States. Certain governments may be more unstable and present greater risks of nationalization or restrictions on foreign ownership of local companies. Repatriation of investment income, capital, and the proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. While the Fund will only invest in markets where these restrictions are considered acceptable by Capital Research, a country could impose new or additional repatriation restrictions after the Fund’s investment. If this happened, the Fund’s response might include, among other things, applying to the appropriate authorities for a waiver of the restrictions or engaging in transactions in other markets designed to offset the risks of decline in that country. Such restrictions will be considered in relation to the Fund’s liquidity needs and other factors. Further, some attractive equity securities may not be available to the Fund if foreign shareholders already hold the maximum amount legally permissible.
While government involvement in the private sector varies in degree among developing countries, such involvement may in some cases include government ownership of companies in certain sectors, wage and price controls, or imposition of trade barriers and other protectionist measures. With respect to any developing country, there is no guarantee that some future economic or political crisis will not lead to price controls, forced mergers of companies, expropriation, or creation of government monopolies to the possible detriment of the Fund’s investments.
FLUCTUATIONS IN INFLATION RATES.   Rapid fluctuations in inflation rates may have negative impacts on the economies and securities markets of certain emerging market countries.
LESS DEVELOPED SECURITIES MARKETS.   Emerging markets may be less well-developed and regulated than other markets. These markets have lower trading volumes than the securities markets of more developed countries and may be unable to respond effectively to increases in trading volume. Consequently, these markets may be substantially less liquid than those of more developed countries and the securities of issuers located in these markets may have limited marketability. These factors may make prompt liquidation of substantial portfolio holdings difficult or impossible at times.
SETTLEMENT RISKS.   Settlement systems in developing countries are generally less well organized than those of developed markets. Supervisory authorities may also be unable to apply standards comparable to those in developed markets. Thus, there may be risks that settlement may be delayed and that cash or securities belonging to the Funds may be in jeopardy because of failures of or defects in the systems. In particular, market practice may require that payment be made before receipt of the security being purchased or that delivery of a security be made before payment is received. In such cases, default by a broker or bank (the “counterparty”) through whom the transaction is effected might cause the Fund to suffer a loss. The Fund will seek, where possible, to use counterparties whose financial status is such that this risk is reduced. However, there can be no certainty that the Fund will be successful in eliminating this risk, particularly as counterparties operating in developing countries frequently lack the standing or financial resources of those in developed countries. There may also be a danger that, because of uncertainties in the operation of settlement systems in individual markets, competing claims may arise with respect to securities held by or to be transferred to the Fund.
LIMITED MARKET INFORMATION.   The Fund may encounter problems assessing investment opportunities in certain emerging markets in light of limitations on available information and different accounting, auditing, and financial reporting standards. Due to jurisdictional limitations, the Public Company Accounting Oversight Board (“PCAOB”) may be unable to inspect the audit work and practices of PCAOB-registered auditing firms in certain developing countries that audit U.S. reporting companies with operations in those countries. As a result, there is greater risk that financial records and information relating to an issuer’s operations in developing countries will be incomplete or misleading, which may negatively impact the Fund’s investments in such company. When faced with limited market information, Capital Research will seek alternative sources of information, and to the extent Capital Research is not satisfied with the sufficiency or accuracy of the information obtained with respect to a particular market or security, the Fund will not invest in such market or security.
TAXATION.   Taxation of dividends, interest and capital gains received by the Fund varies among developing countries and, in some cases, is comparatively high. In addition, developing countries typically have less well-defined tax laws and procedures and such laws may permit retroactive taxation so that the Fund could become subject in the future to local tax liability that it had not reasonably anticipated in conducting its investment activities or valuing its assets.
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REMEDIES.   Developing countries may offer less protection to investors than U.S. markets and, in the event of investor harm, there may be substantially less recourse available to the Fund and its shareholders. In addition, as a matter of law or practicality, the Fund and its shareholders - as well as U.S. regulators - may encounter substantial difficulties in obtaining and enforcing judgments and other actions against non-U.S. individuals and companies.
FRAUDULENT SECURITIES.   Securities purchased by the Fund may subsequently be found to be fraudulent or counterfeit, resulting in a loss to the Fund.
INVESTING THROUGH STOCK CONNECT.   The fund may invest in China A-shares of certain Chinese companies listed and traded on the Shanghai Stock Exchange and on the Shenzhen Stock Exchange (together, the “Exchanges”) through the Shanghai-Hong Kong Stock Connect Program and the Shenzhen-Hong Kong Stock Connect Program, respectively (together, “Stock Connect”). Stock Connect is a securities trading and clearing program developed by the Exchange of Hong Kong, the Exchanges and the China Securities Depository and Clearing Corporation Limited. Stock Connect facilitates foreign investment in the People’s Republic of China (“PRC”) via brokers in Hong Kong. Persons investing through Stock Connect are subject to PRC regulations and Exchange listing rules, among others. These could include limitations on or suspension of trading. These regulations are relatively new and subject to changes which could adversely impact the fund’s rights with respect to the securities. For example, a stock may be recalled from the scope of eligible SSE Securities or SZSE Securities for trading via Stock Connect for various reasons, and in such event the stock can only be sold but is restricted from being bought. In such event, Capital Research’s ability to implement the Fund’s investment strategies may be adversely affected. As Stock Connect is still relatively new, investments made through Stock Connect are subject to relatively untested trading, clearance and settlement procedures and there are no assurances that the necessary systems to run the program will function properly. In addition, Stock Connect is subject to aggregate and daily quota limitations on purchases and permitted price fluctuations. As a result, the Fund may experience delays in transacting via Stock Connect and there can be no assurance that a liquid market on the Exchanges will exist. Since Stock Connect only operates on days when both the Chinese and Hong Kong markets are open for trading, and banking services are available in both markets on the corresponding settlement days, the Fund’s ownership interest in securities traded through Stock Connect may not be reflected directly and the Fund may be subject to the risk of price fluctuations in China A-shares when Stock Connect is not open to trading. Changes in Chinese tax rules may also adversely affect the Fund’s performance.
The fund’s shares are held in an omnibus account and registered in nominee name. Please also see the sections on risks relating to investing outside the U.S. and investing in emerging markets.
INVESTING THROUGH BOND CONNECT.   The Fund may invest in onshore China bonds via Bond Connect, the opening up of China’s Interbank Bond Market (CIBM) to global investors through the China-Hong Kong mutual access program. The program allows foreign and Mainland China investors the ability to trade in each other’s bond market through a connection between the Mainland and Hong Kong based financial infrastructure institutions. Bond Connect aims to enhance the efficiency and flexibility of investing in the China Interbank Bond Market. This is accomplished by easing the access requirements to enter the market, the use of the Hong Kong trading infrastructure to connect to China Foreign Exchange Trading System (CFETS) and Bond Settlement Agent, all which are required to invest in CIBM directly. Market volatility and potential lack of liquidity due to low trading volume of certain debt securities in CIBM may result in prices of certain debt securities traded on such market fluctuating significantly. The bid and offer spreads of the prices of such securities may be large, and the Fund may therefore incur significant trading, settlement and realization costs and may face counterparty default, liquidity, and volatility risks, resulting in significant losses for the Funds and their investors. Bond Connect is a novel concept and, as such, the current regulations are untested and there is no certainty as to how they will be applied. In addition, the current regulations are subject to change which may have potential retrospective effects and there can be no assurance that Bond Connect will not be abolished. New regulations may be issued from time to time by the regulators in the PRC and Hong Kong in connection with operations, legal enforcement and cross-border trades under Bond Connect. The Fund may be adversely affected as a result of such changes.
SYNTHETIC LOCAL ACCESS INSTRUMENTS.   Participation notes, market access warrants and other similar structured investment vehicles (collectively, “synthetic local access instruments”) are instruments used by investors to obtain exposure to equity investments in local markets where direct ownership by foreign investors is not permitted or is otherwise restricted by local law. Synthetic local access instruments, which are generally structured and sold over-the-counter by a local branch of a bank or broker-dealer that is permitted to purchase equity securities in the local market, are designed to replicate exposure to one or more underlying equity securities. The price and performance of a synthetic local access instrument are normally intended to track the price and performance of the underlying equity assets as closely as
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possible. However, there can be no assurance that the results of synthetic local access instruments will replicate exactly the performance of the underlying securities due to transaction costs, taxes and other fees and expenses. The holder of a synthetic local access instrument may also be entitled to receive any dividends paid in connection with the underlying equity assets, but usually does not receive voting rights as it would if such holder directly owned the underlying assets.
Investments in synthetic local access instruments involve the same risks associated with a direct investment in the shares of the companies the instruments seek to replicate, including, in particular, the risks associated with investing outside the United States. Synthetic local access instruments also involve risks that are in addition to the risks normally associated with a direct investment in the underlying equity securities. For instance, synthetic local access instruments represent unsecured, unsubordinated contractual obligations of the banks or broker-dealers that issue them. Consequently, a purchaser of a synthetic local access instrument relies on the creditworthiness of such a bank or broker-dealer counterparty and has no rights under the instrument against the issuer of the underlying equity securities. Additionally, there is no guarantee that a liquid market for a synthetic local access instrument will exist or that the issuer of the instrument will be willing to repurchase the instrument when an investor wishes to sell it.
CURRENCY TRANSACTIONS.   Certain Funds may enter into currency transactions on a spot (i.e., cash) basis at the prevailing rate in the currency exchange market to provide for the purchase or sale of a currency needed to purchase a security denominated in such currency. In addition, certain funds may enter into forward currency contracts to protect against changes in currency exchange rates, to increase exposure to a particular foreign currency, to shift exposure to currency fluctuations from one currency to another or to seek to increase returns. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Some forward currency contracts, called non-deliverable forwards or NDFs, do not call for physical delivery of the currency and are instead settled through cash payments. Forward currency contracts are typically privately negotiated and traded in the interbank market between large commercial banks (or other currency traders) and their customers. Although forward contracts entered into by the Fund will typically involve the purchase or sale of a currency against the U.S. dollar, the Fund also may purchase or sell a non-U.S. currency against another non-U.S. currency.
Currency exchange rates generally are determined by forces of supply and demand in the foreign exchange markets and the relative merits of investment in different countries as viewed from an international perspective. Currency exchange rates, as well as foreign currency transactions, can also be affected unpredictably by intervention by U.S. or foreign governments or central banks or by currency controls or political developments in the United States or abroad. Such intervention or other events could prevent the fund from entering into foreign currency transactions, force the fund to exit such transactions at an unfavorable time or price or result in penalties to the fund, any of which may result in losses to the fund.
Generally, a Fund will not attempt to protect against all potential changes in exchange rates and the use of forward contracts does not eliminate the risk of fluctuations in the prices of the underlying securities. If the value of the underlying securities declines or the amount of the Fund’s commitment increases because of changes in exchange rates, the Fund may need to provide additional cash or securities to satisfy its commitment under the forward contract. The Fund is also subject to the risk that it may be delayed or prevented from obtaining payments owed to it under the forward contract as a result of the insolvency or bankruptcy of the counterparty with which it entered into the forward contract or the failure of the counterparty to comply with the terms of the contract.
The realization of gains or losses on foreign currency transactions will usually be a function of Capital Research’s ability to accurately estimate currency market movements. Entering into forward currency transactions may change the Fund’s exposure to currency exchange rates and could result in losses to the Fund if currencies do not perform as expected by Capital Research. For example, if Capital Research increases a Fund’s exposure to a foreign currency using forward contracts and that foreign currency’s value declines, the Fund may incur a loss. In addition, while entering into forward currency transactions could minimize the risk of loss due to a decline in the value of the hedged currency, it could also limit any potential gain that may result from an increase in the value of the currency. See also the “Derivatives” section under “Description of certain securities, investment techniques and risks” for a general description of investment techniques and risks relating to derivatives, including certain currency forwards.
Forward currency contracts may give rise to leverage, or exposure to potential gains and losses in excess of the initial amount invested. Leverage magnifies gains and losses and could cause a fund to be subject to more volatility than if it had
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not been leveraged, thereby resulting in a heightened risk of loss. The Fund will segregate liquid assets that will be marked to market daily to meet its forward contract commitments to the extent required by the U.S. Securities and Exchange Commission.
Forward currency transactions also may affect the character and timing of income, gain, or loss recognized by the Fund for U.S. tax purposes. The use of forward currency contracts could result in the application of the mark-to-market provisions of the Code and may cause an increase (or decrease) in the amount of taxable dividends paid by the Fund.
INDIRECT EXPOSURE TO CRYPTOCURRENCIES.   Although the Fund has no current intention of directly investing in cryptocurrencies, some issuers have begun to accept cryptocurrency for payment of services, use cryptocurrencies as reserve assets or invest in cryptocurrencies, and certain Funds may invest in securities of such issuers. Certain Funds may also invest in securities of issuers which provide cryptocurrency-related services. Cryptocurrencies, which are an emerging asset class, are digital assets designed to act as a medium of exchange. There are thousands of cryptocurrencies, including bitcoin.
Cryptocurrencies are subject to fluctuations in value. Cryptocurrencies are not backed by any government, corporation, or other identified body. Rather, the value of a cryptocurrency is determined by the supply and demand for such cryptocurrency in the global market for the trading of cryptocurrency. Such trading market is unregulated and may be more exposed to operational or technical issues as well as fraud or manipulation in comparison to established, regulated exchanges for securities, derivatives and traditional currencies. The value of a cryptocurrency may decline precipitously (including to zero) for a variety of reasons, including, but not limited to, regulatory changes, a loss of confidence in its network or a change in user preference to other cryptocurrencies. An issuer that owns cryptocurrencies may experience custody issues, and may lose its cryptocurrency holdings through theft, hacking, and technical glitches in the applicable blockchain. Certain Funds may experience losses as a result of its ownership of the decline in value of issuers that own cryptocurrencies or which provide cryptocurrency-related services. If an issuer that owns cryptocurrencies intends to pay a dividend using such holdings or to otherwise make a distribution of such holdings to its stockholders, such dividends or distributions may face regulatory, operational and technical issues.
Factors affecting the further development of cryptocurrency include, but are not limited to: continued worldwide growth of, or possible cessation of or reversal in, the adoption and use of cryptocurrencies and other digital assets; the developing regulatory environment relating to cryptocurrencies, including the characterization of cryptocurrencies as currencies, commodities, or securities, the tax treatment of cryptocurrencies, and government and quasi-government regulation or restrictions on, or regulation of access to and operation of, cryptocurrency networks and the exchanges on which cryptocurrencies trade, including anti-money laundering regulations and requirements; changes in consumer demographics and public preferences; general economic conditions; maintenance and development of open-source software protocols; the availability and popularity of other forms or methods of buying and selling goods and services; the use of the networks supporting digital assets, such as those for developing smart contracts and distributed applications; and general risks tied to the use of information technologies, including cyber risks. A hack or failure of one cryptocurrency may lead to a loss in confidence in, and thus decreased usage or and or value of, other cryptocurrencies.
FORWARD COMMITMENT, WHEN ISSUED AND DELAYED DELIVERY TRANSACTIONS.   Certain Funds may enter into commitments to purchase or sell securities at a future date. When a Fund agrees to purchase such securities, it assumes the risk of any decline in value of the security from the date of the agreement. If the other party to such a transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity, or could experience a loss.
Certain Funds may enter into roll transactions, such as a mortgage dollar roll where a Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date, at a pre-determined price. During the period between the sale and repurchase (the “roll period”), a Fund forgoes principal and interest paid on the mortgage-backed securities. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”), if any, as well as by the interest earned on the cash proceeds of the initial sale. The Fund could suffer a loss if the contracting party fails to perform the future transaction and a Fund is therefore unable to buy back the mortgage-backed securities it initially sold. The Fund also takes the risk that the mortgage-backed securities that it repurchases at a later date will have less favorable market characteristics than the securities originally sold (e.g., greater prepayment risk). These transactions are accounted for as purchase and sale transactions, which increase a Fund’s portfolio turnover rate.
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With to be announced (TBA) transactions, the particular securities (i.e., specified mortgage pools) to be delivered or received are not identified at the trade date, but are “to be announced” at a later settlement date. However, securities to be delivered must meet specified criteria, including face value, coupon rate, and maturity, and be within industry-accepted “good delivery” standards.
The Fund will not use any of these transactions for the purpose of leveraging and will segregate liquid assets that will be marked to market daily in an amount sufficient to meet their payment obligations in these transactions. Although these transactions will not be entered into for leveraging purposes, to the extent a Fund’s aggregate commitments in connection with these transactions exceed its segregated assets, the Fund temporarily could be in a leveraged position (because it may have an amount greater than its net assets subject to market risk). Should market values of the Fund’s portfolio securities decline while the Fund is in a leveraged position, greater depreciation of its net assets would likely occur than if it were not in such a position. The Fund will not borrow money to settle these transactions and, therefore, will liquidate other portfolio securities in advance of settlement if necessary to generate additional cash to meet their obligations. After a transaction is entered into, the Fund may still dispose of or renegotiate the transaction. Additionally, prior to receiving delivery of securities as part of a transaction, the Fund may sell such securities.
OBLIGATIONS BACKED BY THE “FULL FAITH AND CREDIT” OF THE U.S. GOVERNMENT—U.S. Government obligations include the following types of securities:
U.S. TREASURY SECURITIES.   U.S. Treasury securities include direct obligations of the U.S. Treasury, such as Treasury bills, notes, and bonds. For these securities, the payment of principal and interest is unconditionally guaranteed by the U.S. Government, and thus they are of high credit quality. Such securities are subject to variations in market value due to fluctuations in interest rates and in government policies, but, if held to maturity, are expected to be paid in full (either at maturity or thereafter).
FEDERAL AGENCY SECURITIES.   The securities of certain U.S. Government agencies and government-sponsored entities are guaranteed as to the timely payment of principal and interest by the full faith and credit of the U.S. Government. Such agencies and entities include, but are not limited to, the Federal Financing Bank (“FFB”), the Government National Mortgage Association (“Ginnie Mae”), the Veterans Administration (“VA”), the Federal Housing Administration (“FHA”), the Export-Import Bank (“Exim Bank”), the Overseas Private Investment Corporation (“OPIC”), the Commodity Credit Corporation (“CCC”), and the Small Business Administration (“SBA”).
OTHER FEDERAL AGENCY OBLIGATIONS.   Additional federal agency securities are neither direct obligations of, nor guaranteed by, the U.S. Government. These obligations include securities issued by certain U.S. Government agencies and government-sponsored entities. However, they generally involve some form of federal sponsorship: some operate under a congressional charter; some are backed by collateral consisting of “full faith and credit” obligations, as described above; some are supported by the issuer’s right to borrow from the Treasury; and others are supported only by the credit of the issuing government agency or entity. These agencies and entities include, but are not limited to: the Federal Home Loan Banks, the Federal Home Loan Mortgage Corporation (“Freddie Mac”), the Federal National Mortgage Association (“Fannie Mae”), the Tennessee Valley Authority, and the Federal Farm Credit Bank System.
In 2008, Freddie Mac and Fannie Mae were placed into conservatorship by their new regulator, the Federal Housing Finance Agency (“FHFA”). Simultaneously, the U.S. Treasury made a commitment of indefinite duration to maintain the positive net worth of both firms. As conservator, the FHFA has the authority to repudiate any contract either firm has entered into prior to the FHFA’s appointment as conservator (or receiver should either firm go into default) if the FHFA, in its sole discretion determines that performance of the contract is burdensome and repudiation would promote the orderly administration of Fannie Mae’s or Freddie Mac’s affairs. While the FHFA has indicated that it does not intend to repudiate the guaranty obligations of either entity, doing so could adversely affect holders of their mortgage-backed securities. For example, if a contract were repudiated, the liability for any direct compensatory damages would accrue to the entity’s conservatorship estate and could only be satisfied to the extent the estate had available assets. As a result, if interest payments on Fannie Mae or Freddie Mac mortgage-backed securities held by the Fund were reduced because underlying borrowers failed to make payments or such payments were not advanced by a loan servicer, the Fund’s only recourse might be against the conservatorship estate, which might not have sufficient assets to offset any shortfalls.
The FHFA, in its capacity as conservator, has the power to transfer or sell any asset or liability of Fannie Mae or Freddie Mac. The FHFA has indicated it has no current intention to do this; however, should it do so a holder of a Fannie Mae or Freddie Mac mortgage-backed security would have to rely on another party for satisfaction of the guaranty obligations and would be exposed to the credit risk of that party.
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Certain rights provided to holders of mortgage-backed securities issued by Fannie Mae or Freddie Mac under their operative documents may not be enforceable against the FHFA, or enforcement may be delayed during the course of the conservatorship or any future receivership. For example, the operative documents may provide that upon the occurrence of an event of default by Fannie Mae or Freddie Mac, holders of a requisite percentage of the mortgage-backed security may replace the entity as trustee. However, under the Federal Housing Finance Regulatory Reform Act of 2008, holders may not enforce this right if the event of default arises solely because a conservator or receiver has been appointed.
PASS-THROUGH SECURITIES.   Certain Funds may invest in various debt obligations backed by pools of mortgages, corporate loans or other assets including, but not limited to, residential mortgage loans, home equity loans, mortgages on commercial buildings, consumer loans and equipment leases. Principal and interest payments made on the underlying asset pools backing these obligations are typically passed through to investors, net of any fees paid to any insurer or any guarantor of the securities. Pass-through securities may have either fixed or adjustable coupons. The risks of an investment in these obligations depend in part on the type of the collateral securing the obligations and the class of the instrument in which the fund invests.These securities include:
MORTGAGE-BACKED SECURITIES.   These securities may be issued by U.S. Government agencies and government-sponsored entities, such as Ginnie Mae, Fannie Mae, and Freddie Mac, and by private entities. The payment of interest and principal on mortgage-backed obligations issued by U.S. Government agencies may be guaranteed by the full faith and credit of the U.S. Government (in the case of Ginnie Mae), or may be guaranteed by the issuer (in the case of Fannie Mae and Freddie Mac). However, these guarantees do not apply to the market prices and yields of these securities, which vary with changes in interest rates.
Mortgage-backed securities issued by private entities are structured similarly to those issued by U.S. Government agencies. However, these securities and the underlying mortgages are not guaranteed by any government agencies and the underlying mortgages are not subject to the same underwriting requirements. These securities generally are structured with one or more types of credit enhancements such as insurance or letters of credit issued by private companies. Borrowers on the underlying mortgages are usually permitted to prepay their underlying mortgages. Prepayments can alter the effective maturity of these instruments. In addition, delinquencies, losses, or defaults by borrowers can adversely affect the prices and volatility of these securities. Such delinquencies and losses can be exacerbated by declining or flattening housing and property values. This, along with other outside pressures, such as bankruptcies and financial difficulties experienced by mortgage loan originators, decreased investor demand for mortgage loans and mortgage-related securities, and increased investor demand for yield, can adversely affect the value and liquidity of mortgage-backed securities.
ADJUSTABLE RATE MORTGAGE-BACKED SECURITIES.   Adjustable rate mortgage-backed securities (“ARMS”) have interest rates that reset at periodic intervals. Acquiring ARMS permits the Fund to participate in increases in prevailing current interest rates through periodic adjustments in the coupons of mortgages underlying the pool on which ARMS are based. Such ARMS generally have higher current yield and lower price fluctuations than is the case with more traditional fixed income debt securities of comparable rating and maturity. In addition, when prepayments of principal are made on the underlying mortgages during periods of rising interest rates, the Fund can reinvest the proceeds of such prepayments at rates higher than those at which they were previously invested. Mortgages underlying most ARMS, however, have limits on the allowable annual or lifetime increases that can be made in the interest rate that the mortgagor pays. Therefore, if current interest rates rise above such limits over the period of the limitation, the Fund, when holding an ARMS, does not benefit from further increases in interest rates. Moreover, when interest rates are in excess of coupon rates (i.e., the rates being paid by mortgagors) of the mortgages, ARMS behave more like fixed income securities and less like adjustable rate securities and are subject to the risks associated with fixed income securities. In addition, during periods of rising interest rates, increases in the coupon rate of adjustable rate mortgages generally lag current market interest rates slightly, thereby creating the potential for capital depreciation on such securities.
COLLATERALIZED MORTGAGE OBLIGATIONS (CMOs).   CMOs are also backed by a pool of mortgages or mortgage loans, which are divided into two or more separate bond issues. CMOs issued by U.S. government agencies are backed by agency mortgages, while privately issued CMOs may be backed by either government agency mortgages or private mortgages. Payments of principal and interest are passed through to each bond issue at varying schedules resulting in bonds with different coupons, effective maturities and sensitivities to interest rates. Some CMOs may be structured in a way that when interest rates change, the impact of changing prepayment rates on the effective maturities of certain issues of these securities is magnified. CMOs may be less liquid or may exhibit greater price volatility than other types of mortgage or asset-backed securities.
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COMMERCIAL MORTGAGE-BACKED SECURITIES.   These securities are backed by mortgages on commercial property, such as hotels, office buildings, retail stores, hospitals, and other commercial buildings. These securities may have a lower prepayment uncertainty than other mortgage-related securities because commercial mortgage loans generally prohibit or impose penalties on prepayments of principal. In addition, commercial mortgage-related securities often are structured with some form of credit enhancement to protect against potential losses on the underlying mortgage loans. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans, including the effects of local and other economic conditions on real estate markets, the ability of tenants to make rental payments and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid or exhibit greater price volatility than other types of mortgage or asset-backed securities and may be more difficult to value.
ASSET-BACKED SECURITIES.   These securities are backed by other assets such as credit card, automobile, or consumer loan receivables, retail installment loans, or participations in pools of leases. Credit support for these securities may be based on the underlying assets and/or provided through credit enhancements by a third party. The values of these securities are sensitive to changes in the credit quality of the underlying collateral, the credit strength of the credit enhancement, changes in interest rates and at times the financial condition of the issuer. Obligors of the underlying assets also may make prepayments that can change effective maturities of the asset-backed securities. These securities may be less liquid and more difficult to value than other securities.
COLLATERIALIZED BOND OBLIGATIONS (CBOs) AND COLLATERIALIZED LOAN OBLIGATIONS (CLOs).   A CBO is a trust typically backed by a diversified pool of fixed-income securities, which may include high risk, lower rated securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, senior secured loans, senior unsecured loans, and subordinate corporate loans, including lower rated loans. CBOs and CLOs may charge management fees and administrative expenses.
For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest and highest yielding portion is the “equity” tranche which bears the bulk of any default by the bonds or loans in the trust and is constructed to protect the other, more senior tranches from default. Since they are partially protected from defaults, the more senior tranches typically have higher ratings and lower yields than the underlying securities in the trust and can be rated investment grade. Despite the protection from the equity tranche, the more senior tranches can still experience substantial losses due to actual defaults of the underlying assets, increased sensitivity to defaults due to impairment of the collateral or the more junior tranches, market anticipation of defaults, as well as potential general aversions to CBO or CLO securities as a class. Normally, these securities are privately offered and sold, and thus, are not registered under the securities laws. CBOs and CLOs may be less liquid, may exhibit greater price volatility and may be more difficult to value than other securities.
“IOs” and “POs” are issued in portions or tranches with varying maturities and characteristics. Some tranches may only receive the interest paid on the underlying mortgages (IOs) and others may only receive the principal payments (POs). The values of IOs and POs are extremely sensitive to interest rate fluctuations and prepayment rates, and IOs are also subject to the risk of early repayment of the underlying mortgages that will substantially reduce or eliminate interest payments.
WARRANTS AND RIGHTS.   Warrants and rights may be acquired by certain Funds in connection with other securities or separately. Warrants generally entitle, but do not obligate, their holder to purchase other equity or fixed income securities at a specified price at a later date. Rights are similar to warrants but typically have a shorter duration and are issued by a company to existing holders of its stock to provide those holders the right to purchase additional shares of stock at a later date. Warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuing company. Additionally, a warrant or right ceases to have value if it is not exercised prior to its expiration date. As a result, warrants and rights may be considered more speculative than certain other types of investments. Changes in the value of a warrant or right do not necessarily correspond to changes in the value of its underlying security. The price of a warrant or right may be more volatile than the price of its underlying security, and they therefore present greater potential for capital appreciation and capital loss. The effective price paid for warrants or rights added to the subscription price of the related security may exceed the value of the subscribed security’s market price, such as when there is no movement in the price of the underlying security. The market for warrants or rights may be very limited and it may be difficult to sell them promptly at an acceptable price.
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DEPOSITARY RECEIPTS.   Depositary receipts are securities that evidence ownership interests in, and represent the right to receive, a security or a pool of securities that have been deposited with a bank or trust depository. Certain Funds may invest in American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), and other similar securities. For ADRs, the depository is typically a U.S. financial institution and the underlying securities are issued by a non-U.S. entity. For other depositary receipts, the depository may be a non-U.S. or a U.S. entity, and the underlying securities may be issued by a non-U.S. or a U.S. entity. Depositary receipts will not necessarily be denominated in the same currency as their underlying securities. Generally, ADRs are issued in registered form, denominated in U.S. dollars, and designed for use in the U.S. securities markets. Other depositary receipts, such as EDRs and GDRs, may be issued in bearer form, may be denominated in either U.S. dollars or in non-U.S. currencies, and are primarily designed for use in securities markets outside the United States. ADRs, EDRs and GDRs can be sponsored by the issuing bank or trust company or the issuer of the underlying securities. Although the issuing bank or trust company may impose charges for the collection of dividends and the conversion of such securities into the underlying securities, generally no fees are imposed on the purchase or sale of these securities other than transaction fees ordinarily involved with trading stock. Such securities may be less liquid or may trade at a lower price than the underlying securities of the issuer. Additionally, the issuers of securities underlying depositary receipts may not be obligated to timely disclose information that is considered material under the securities laws of the United States. Therefore, less information may be available regarding these issuers than about the issuers of other securities and there may not be a correlation between such information and the market value of the depositary receipts.
INFLATION LINKED BONDS.   Certain Funds may invest in inflation-linked bonds issued by governments, their agencies or instrumentalities and corporations.
The principal amount of an inflation linked bond is adjusted in response to changes in the level of an inflation index, such as the Consumer Price Index for Urban Consumers (“CPURNSA”). If the index measuring inflation falls, the principal value or coupon of these securities will be adjusted downward. Consequently, the interest payable on these securities will be reduced. Also, if the principal value of these securities is adjusted according to the rate of inflation, the adjusted principal value repaid at maturity may be less than the original principal. In the case of U.S. Treasury Inflation-Protected Securities (“TIPS”), currently the only inflation linked security that is issued by the U.S Treasury, the principal amounts are adjusted daily based upon changes in the rate of inflation (as currently represented by the non-seasonally adjusted CPURNSA, calculated with a three-month lag). TIPS may pay interest semi-annually, equal to a fixed percentage of the inflation-adjusted principal amount. The interest rate on these bonds is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal amount that has been adjusted for inflation. The current market value of TIPS is not guaranteed and will fluctuate. However, the U.S. Government guarantees that, at maturity, principal will be repaid at the higher of the original face value of the security (in the event of deflation) or the inflation adjusted value.
Other non-U.S. sovereign governments also issue inflation linked securities that are tied to their own local consumer price indexes and that offer similar deflationary protection. In certain of these non-U.S. jurisdictions, the repayment of the original bond principal upon the maturity of an inflation linked bond is not guaranteed, allowing for the amount of the bond repaid at maturity to be less than par. Corporations also periodically issue inflation linked securities tied to CPURNSA or similar inflationary indexes. While TIPS and non-U.S. sovereign inflation linked securities are currently the largest part of the inflation linked market, the Fund may invest in corporate inflation linked securities.
The value of inflation linked securities is expected to change in response to the changes in real interest rates. Real interest rates, in turn, are tied to the relationship between nominal interest rates and the rate of inflation. If inflation were to rise at a faster rate than nominal interest rates, real interest rates would decline, leading to an increase in value of the inflation linked securities. In contrast, if nominal interest rates were to increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation linked securities. There can be no assurance, however, that the value of inflation linked securities will be directly correlated to the changes in interest rates. If interest rates rise due to reasons other than inflation, investors in these securities may not be protected to the extent that the increase is not reflected in the security’s inflation measure.
The interest rate for inflation linked bonds is fixed at issuance as a percentage of this adjustable principal. Accordingly, the actual interest income may both rise and fall as the principal amount of the bonds adjusts in response to movements of the consumer price index. For example, typically interest income would rise during a period of inflation and fall during a period of deflation.
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The market for inflation linked securities may be less developed or liquid, and more volatile, than certain other securities markets. There is a limited number of inflation linked securities currently available for the fund to purchase, making the market less liquid and more volatile than the U.S. Treasury and agency markets.
MUNICIPAL BONDS.   Municipal bonds are debt obligations that are exempt from federal, state and/or local inome taxes. Opinions relating to the validity of municipal bonds, exclusion of municipal bond interest from an investor’s gross income for federal income tax purposes and, where applicable, state and local income tax, are rendered by bond counsel to the issuing authorities at the time of issuance.
The two principal classifications of municipal bonds are general obligation bonds and limited obligation or revenue bonds. General obligation bonds are secured by the issuer’s pledge of its full faith and credit including, if available, its taxing power for the payment of principal and interest. Issuers of general obligation bonds include states, counties, cities, towns and various regional or special districts. The proceeds of these obligations are used to fund a wide range of public facilities, such as the construction or improvement of schools, highways and roads, water and sewer systems and facilities for a variety of other public purposes. Lease revenue bonds or certificates of participation in leases are payable from annual lease rental payments from a state or locality. Annual rental payments are payable to the extent such rental payments are appropriated annually.
Typically, the only security for a limited obligation or revenue bond is the net revenue derived from a particular facility or class of facilities financed thereby or, in some cases, from the proceeds of a special tax or other special revenues. Revenue bonds have been issued to fund a wide variety of revenue-producing public capital projects including: electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; hospitals; and convention, recreational, tribal gaming and housing facilities. Although the security behind these bonds varies widely, many provide additional security in the form of a debt service reserve fund which may also be used to make principal and interest payments on the issuer’s obligations. In addition, some revenue obligations (as well as general obligations) are insured by a bond insurance company or backed by a letter of credit issued by a banking institution.
Revenue bonds also include, for example, pollution control, health care and housing bonds, which, although nominally issued by municipal authorities, are generally not secured by the taxing power of the municipality but by the revenues of the authority derived from payments by the private entity which owns or operates the facility financed with the proceeds of the bonds. Obligations of housing finance authorities have a wide range of security features, including reserve funds and insured or subsidized mortgages, as well as the net revenues from housing or other public projects. Many of these bonds do not generally constitute the pledge of the credit of the issuer of such bonds. The credit quality of such revenue bonds is usually directly related to the credit standing of the user of the facility being financed or of an institution which provides a guarantee, letter of credit or other credit enhancement for the bond issue.
INSURED MUNICIPAL BONDS.   The fund may invest in municipal bonds that are insured generally as to the timely payment of interest and repayment of principal. The insurance for such bonds may be purchased by the bond issuer, the fund or any other party, and is usually purchased from private, non-governmental insurance companies. Insurance that covers a municipal bond is expected to protect the fund against losses caused by a bond issuer’s failure to make interest or principal payments. However, insurance does not guarantee the market value of the bond or the prices of the fund’s shares. Also, the investment adviser cannot be certain that the insurance company will make payments it guarantees. The market value of the bond could drop if a bond’s insurer fails to fulfill its obligations. Market conditions or changes to ratings criteria could adversely impact the ratings of municipal bond insurers. When rating agencies lower or withdraw the credit rating of the insurer, the insurance may be providing little or no enhancement of credit or resale value to the municipal bond.
REAL ESTATE INVESTMENT TRUSTS.   Real estate investment trusts (“REITs”), which primarily invest in real estate or real estate-related loans, may issue equity or debt securities. Equity REITs own real estate properties, while mortgage REITs hold construction, development, and/or long-term mortgage loans. The values of REITs may be affected by changes in the value of the underlying property of the trusts, the creditworthiness of the issuer, property taxes, interest rates, tax laws, and regulatory requirements, such as those relating to the environment. Both types of REITs are dependent upon management skill and the cash flows generated by their holdings, the real estate market in general and the possibility of failing to qualify for any applicable pass-through tax treatment or failing to maintain any applicable exemptive status afforded under relevant laws.
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VARIABLE AND FLOATING RATE OBLIGATIONS.   The interest rates payable on certain securities and other instruments in which certain of the Funds may invest may not be fixed but may fluctuate based upon changes in market interest rates or credit ratings. Variable and floating rate obligations bear coupon rates that are adjusted at designated intervals, based on the then current market interest rates or credit ratings. The rate adjustment features tend to limit the extent to which the market value of the obligations will fluctuate. When the Fund holds variable or floating rate securities, a decrease in market interest rates will adversely affect the income received from such securities and the net asset value of the Fund’s shares.
The London Interbank Offered Rate (“LIBOR”) is one of the most widely used interest rate benchmarks and is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. On July 27, 2017, the U.K. Financial Conduct Authority (“FCA”), which regulates LIBOR, announced that the FCA will no longer persuade or compel banks to submit rates for the calculation of LIBOR after 2021. As a result, post-2021, LIBOR may no longer be available or may no longer be deemed an appropriate reference rate upon which to determine the interest rate on certain loans, bonds, derivatives and other instruments in the fund’s portfolio. In light of this eventuality, public and private sector industry initiatives are currently underway to identify new or alternative reference rates to be used in place of LIBOR. There is no assurance that the composition or characteristics of any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that instruments using an alternative rate will have the same volume or liquidity. This, in turn, may affect the value or return on certain of the fund’s investments, result in costs incurred in connection with closing out positions and entering into new trades and reduce the effectiveness of related fund transactions such as hedges. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021. Relatedly, there are outstanding contracts governing bonds and other instruments which reference LIBOR that are due to mature beyond the end of 2021. These “legacy contracts” will need to be transitioned to an alternative reference rate, and a failure to do so may adversely impact the security (for example, under existing contract language the instrument could fall back to a fixed rate or have no fallback rate) and create contractual uncertainty, as well as market and litigation risk. These risks may also apply with respect to potential changes in connection with other interbank offering rates (e.g., Euribor) and other indices, rates and values that may be used as “benchmarks” and are the subject of recent regulatory reform.
CASH AND CASH EQUIVALENTS.   The Fund may hold cash or invest in cash equivalents. Cash equivalents include, but are not limited to: (a) shares of money market or similar funds managed by Capital Research or its affiliates; (b) shares of other money market funds; (c) commercial paper; (d) short-term bank obligations (for example, certificates of deposit, bankers’ acceptances (time drafts on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity)), or bank notes; (e) savings association and savings bank obligations (for example, bank notes and certificates of deposit issued by savings banks or savings associations); (f) securities of the U.S. Government, its agencies or instrumentalities that mature, or that may be redeemed, in one year or less; and (g) higher quality corporate bonds and notes that mature, or that may be redeemed, in one year or less.
COMMERCIAL PAPER.   The Fund may purchase commercial paper. Commercial paper refers to short-term promissory notes issued by a corporation to finance its current operations. Such securities normally have maturities of thirteen months or less and, though commercial paper is often unsecured, commercial paper may be supported by letters of credit, surety bonds or other forms of collateral. Maturing commercial paper issuances are usually repaid by the issuer from the proceeds of new commercial paper issuances. As a result, investment in commercial paper is subject to rollover risk, or the risk that the issuer cannot issue enough new commercial paper to satisfy its outstanding commercial paper. Like all fixed income securities, commercial paper prices are susceptible to fluctuations in interest rates. If interest rates rise commercial paper prices will decline and vice versa. However, the short-term nature of a commercial paper investment makes it less susceptible to volatility than many other fixed income securities because interest rate risk typically increases as maturity lengths increase. Commercial paper tends to yield smaller returns than longer-term corporate debt because securities with shorter maturities typically have lower effective yields than those with longer maturities. As with all fixed income securities, there is a chance that the issuer will default on its commercial paper obligations and commercial paper may become illiquid or suffer from reduced liquidity in these or other situations.
Commercial paper in which the fund may invest includes commercial paper issued in reliance on the exemption from registration afforded by Section 4(a)(2) of the 1933 Act. Section 4(a)(2) commercial paper has substantially the same price and liquidity characteristics as commercial paper generally, except that the resale of Section 4(a)(2) commercial paper is limited to institutional investors who agree that they are purchasing the paper for investment purposes and not with a view to public distribution. Technically, such a restriction on resale renders Section 4(a)(2) commercial paper a restricted security under the 1933 Act. In practice, however, Section 4(a)(2) commercial paper typically can be resold as easily as any
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other unrestricted security held by the Fund. Accordingly, Section 4(a)(2) commercial paper has been generally determined to be liquid under procedures adopted by the Fund’s board of trustees.
RESTRICTED OR ILLIQUID SECURITIES.   Certain Funds may purchase securities subject to restrictions on resale. Restricted securities may only be sold pursuant to an exemption from registration under the Securities Act of 1933, as amended (the “1933 Act”), or in a registered public offering. Restricted securities held by the Fund are often eligible for resale under Rule 144A, an exemption under the 1933 Act allowing for resales to “Qualified Institutional Buyers”. Where registration is required, the holder of a registered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. Difficulty in selling such securities may result in a loss to the Fund or cause it to incur additional administrative costs.
Some Fund holdings (including some restricted securities) may be deemed illiquid if the Fund expects that a reasonable portion of the holding cannot be sold in seven calendar days or less without the sale significantly changing the market value of the investment. The determination of whether a holding is considered illiquid is made by the Series’ adviser under a liquidity risk management program adopted by the Series’ board and administered by the Series’ adviser. The Fund may incur significant additional costs in disposing of illiquid securities.
LOAN ASSIGNMENTS AND PARTICIPATIONS.   Certain Funds may invest in loans or other forms of indebtedness that represent interests in amounts owed by corporations or other borrowers (collectively “borrowers”). Loans may be originated by the borrower in order to address its working capital needs, as a result of a reorganization of the borrower’s assets and liabilities (recapitalizations), to merge with or acquire another company (mergers and acquisitions), to take control of another company (leveraged buy-outs), to provide temporary financing (bridge loans), or for other corporate purposes.
Some loans may be secured in whole or in part by assets or other collateral. The greater the value of the assets securing the loan the more the lender is protected against loss in the case of nonpayment of principal or interest. Loans made to highly leveraged borrowers may be especially vulnerable to adverse changes in economic or market conditions and may involve a greater risk of default.
Some loans may represent revolving credit facilities or delayed funding loans, in which a lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. These commitments may have the effect of requiring the fund to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that the fund is committed to advance additional funds, the fund will segregate assets determined to be liquid in an amount sufficient to meet such commitments.
Some loans may represent debtor-in-possession financings (commonly known as “DIP financings”). DIP financings are arranged when an entity seeks the protections of the bankruptcy court under Chapter 11 of the U.S. Bankruptcy Code. These financings allow the entity to continue its business operations while reorganizing under Chapter 11. Such financings constitute senior liens on unencumbered collateral (i.e., collateral not subject to other creditors’ claims). There is a risk that the entity will not emerge from Chapter 11 and will be forced to liquidate its assets under Chapter 7 of the U.S. Bankruptcy Code. In the event of liquidation, the Fund’s only recourse will be against the collateral securing the DIP financing.
Capital Research generally makes investment decisions based on publicly available information, but may rely on non-public information if necessary. Borrowers may offer to provide lenders with material, non-public information regarding a specific loan or the borrower in general. Capital Research generally chooses not to receive this information. As a result, Capital Research may be at a disadvantage compared to other investors that may receive such information. Capital Research’s decision not to receive material, non-public information may impact Capital Research’s ability to assess a borrower’s requests for amendments or waivers of provisions in the loan agreement. However, Capital Research may on a case-by-case basis decide to receive such information when it deems prudent. In these situations Capital Research may be restricted from trading the loan or buying or selling other debt and equity securities of the borrower while it is in possession of such material, non-public information, even if such loan or other security is declining in value.
The Fund normally acquires loan obligations through an assignment from another lender, but also may acquire loan obligations by purchasing participation interests from lenders or other holders of the interests. When the Fund purchases assignments it acquires direct contractual rights against the borrower on the loan. The Fund acquires the right to receive principal and interest payments directly from the borrower and to enforce their rights as a lender directly against the borrower. However, because assignments are arranged through private negotiations between potential assignees and
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potential assignors, the rights and obligations acquired by a Fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender. Loan assignments are often administered by a financial institution that acts as agent for the holders of the loan, and the Fund may be required to receive approval from the agent and/or borrower prior to the purchase of a loan. Risks may also arise due to the inability of the agent to meet its obligations under the loan agreement.
Loan participations are loans or other direct debt instruments that are interests in amounts owed by the borrower to another party. They may represent amounts owed to lenders or lending syndicates, to suppliers of goods or services, or to other parties. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower. In addition, the Fund may not directly benefit from any collateral supporting the loan in which it has purchased the participation and the Fund will have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies. As a result, the Fund will be subject to the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, a Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.
Loan assignments and participations are generally subject to legal or contractual restrictions on resale and are not currently listed on any securities exchange or automatic quotation system. Risks may arise due to delayed settlements of loan assignments and participations. Capital Research expects that most loan assignments and participations purchased for the Fund will trade on a secondary market. However, although secondary markets for investments in loans are growing among institutional investors, a limited number of investors may be interested in a specific loan. It is possible that loan participations, in particular, could be sold only to a limited number of institutional investors. If there is no active secondary market for a particular loan, it may be difficult for Capital Research to sell the Fund’s interest in such loan at a price that is acceptable to it and to obtain pricing information on such loan.
Investments in loan participations and assignments present the possibility that the Fund could be held liable as a co-lender under emerging legal theories of lender liability. In addition, if the loan is foreclosed, the Fund could be part owner of any collateral and could bear the costs and liabilities of owning and disposing of the collateral. The Fund anticipates that loan participations could be sold only to a limited number of institutional investors. In addition, some loan participations and assignments may not be rated by major rating agencies and may not be protected by securities laws.
INVERSE FLOATING RATE NOTES.   Certain Funds may invest in inverse floating rate notes (a type of derivative instrument). These notes have rates that move in the opposite direction of prevailing interest rates. A change in prevailing interest rates will often result in a greater change in these instruments’ interest rates. As a result, these instruments may have a greater degree of volatility than other types of interest-bearing securities.
REPURCHASE AGREEMENTS.   Certain Funds may enter into repurchase agreements, or “repos”, under which the Fund buys a security and obtains a simultaneous commitment from the seller to repurchase the security at a specified time and price. Because the security purchased constitutes collateral for the repurchase obligation, a repo may be considered a loan by the Fund that is collateralized by the security purchased. Repos permit the Fund to maintain liquidity and earn income over periods of time as short as overnight.
The seller must maintain with a custodian collateral equal to at least the repurchase price, including accrued interest. In tri-party repos, a third party custodian, called a clearing bank, facilitates repo clearing and settlement, including by providing collateral management services. However, as an alternative to tri-party repos, the Fund could enter into bilateral repos, where the parties themselves are responsible for settling transactions.
The Fund will only enter into repos involving securities of the type (excluding any maturity limitations) in which they could otherwise invest. If the seller under the repo defaults, the Fund may incur a loss if the value of the collateral securing the repo has declined and may incur disposition costs and delays in connection with liquidating the collateral. If bankruptcy proceedings are commenced with respect to the seller, realization of the collateral by the Fund may be delayed or limited.
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MATURITY.   There are no restrictions on the maturity compositions of the portfolios of certain Funds. Certain Funds invest in debt securities with a wide range of maturities. Under normal market conditions, longer term securities yield more than shorter term securities, but are subject to greater price fluctuations.
ADJUSTMENT OF MATURITIES.   The investment adviser seeks to anticipate movements in interest rates and may adjust the maturity distribution of the portfolio accordingly, keeping in mind the fund’s objectives.
DERIVATIVES.   In pursuing its investment objective, the Fund may invest in derivative instruments. A derivative is a financial instrument, the value of which depends on, or is otherwise derived from, another underlying variable. Most often, the variable underlying a derivative is the price of a traded asset, such as a traditional cash security (e.g., a stock or bond), a currency or a commodity; however, the value of a derivative can be dependent on almost any variable, from the level of an index or a specified rate to the occurrence (or non-occurrence) of a credit event with respect to a specified reference asset. In addition to investing in forward currency contracts, as described above under “Currency transactions,” the Fund may take positions in futures contracts, interest rate swaps and credit default swap indices, each of which is a derivative instrument described in greater detail below.
Derivative instruments may be distinguished by the manner in which they trade: some are standardized instruments that trade on an organized exchange while others are individually negotiated and traded in the over-the-counter (OTC) market. Derivatives also range broadly in complexity, from simple derivatives to more complex instruments. As a general matter, however, all derivatives—regardless of the manner in which they trade or their relative complexities—entail certain risks, some of which are different from, and potentially greater than, the risks associated with investing directly in traditional cash securities.
As is the case with traditional cash securities, derivative instruments are generally subject to counterparty credit risk; however, in some cases, derivatives may pose counterparty risks greater than those posed by cash securities. The use of derivatives involves the risk that a loss may be sustained by the Fund as a result of the failure of the Fund’s counterparty to make required payments or otherwise to comply with its contractual obligations. For some derivatives, though, the value of—and, in effect, the return on—the instrument may be dependent on both the individual credit of the Fund’s counterparty and on the credit of one or more issuers of any underlying assets. If the Fund does not correctly evaluate the creditworthiness of its counterparty and, where applicable, of issuers of any underlying reference assets, the Fund’s investment in a derivative instrument may result in losses. Further, if a Fund’s counterparty were to default on its obligations, the Fund’s contractual remedies against such counterparty may be subject to applicable bankruptcy and insolvency laws, which could affect the Fund’s rights as a creditor and delay or impede the Fund’s ability to receive the net amount of payments that it is contractually entitled to receive.
The value of some derivative instruments in which the Fund invests may be particularly sensitive to changes in prevailing interest rates, currency exchange rates or other market conditions. Like the Fund’s other investments, the ability of the Fund to successfully utilize such derivative instruments may depend in part upon the ability of Capital Research to accurately forecast interest rates and other economic factors. The success of the Fund’s derivative investment strategy will also depend on the investment adviser’s ability to assess and predict the impact of market or economic developments on the derivative instruments in which the Fund invests, in some cases without having had the benefit of observing the performance of a derivative under all possible market conditions. If the investment adviser incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, or if the investment adviser incorrectly predicts the impact of developments on a derivative instrument, the Fund could be exposed to the risk of loss.
Certain derivatives may also be subject to liquidity and valuation risks. The potential lack of a liquid secondary market for a derivative (and, particularly, for an OTC derivative) may cause difficulty in valuing or selling the instrument. If a derivative transaction is particularly large or if the relevant market is illiquid, as is often the case with many privately-negotiated OTC derivatives, the Fund may not be able to initiate a transaction or to liquidate a position at an advantageous time or price. Particularly when there is no liquid secondary market for the Fund’s derivative positions, the Fund may encounter difficulty in valuing such illiquid positions. The value of a derivative instrument does not always correlate perfectly with its underlying asset, rate or index, and many derivatives, and OTC derivatives in particular, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the Fund.
Because certain derivative instruments may obligate the Fund to make one or more potential future payments, which could significantly exceed the value of the Fund’s initial investments in such instruments, derivative instruments may also have a leveraging effect on the Fund’s portfolio. Certain derivatives have the potential for unlimited loss, irrespective of the
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size of the Fund’s investment in the instrument. When a Fund leverages its portfolio, investments in that Fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. In accordance with applicable regulatory requirements, the Fund will generally segregate or earmark liquid assets, or enter into offsetting financial positions, to cover its obligations under derivative instruments, effectively limiting the risk of leveraging the fund’s portfolio. Because the Fund is legally required to maintain asset coverage or offsetting positions in connection with leveraging derivative instruments, the Fund’s investments in such derivatives may also require the Fund to buy or sell portfolio securities at disadvantageous times or prices in order to comply with applicable requirements.
FUTURES.   The Fund may enter into futures contracts to seek to manage the Fund’s interest rate sensitivity by increasing or decreasing the duration of the fund or a portion of the Fund’s portfolio. A futures contract is an agreement to buy or sell a security or other financial instrument (the “reference asset”) for a set price on a future date. Futures contracts are standardized, exchange-traded contracts, and, when a futures contract is bought or sold, the Fund will incur brokerage fees and will be required to maintain margin deposits.
Unlike when the fund purchases or sells a security, such as a stock or bond, no price is paid or received by the Fund upon the purchase or sale of a futures contract. When the Fund enters into a futures contract, the Fund is required to deposit with its futures broker, known as a futures commission merchant (FCM), a specified amount of liquid assets in a segregated account in the name of the FCM at the applicable derivatives clearinghouse or exchange. This amount, known as initial margin, is set by the futures exchange on which the contract is traded and may be significantly modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract, which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. Additionally, on a daily basis, the fund pays or receives cash, or variation margin, equal to the daily change in value of the futures contract. Variation margin does not represent a borrowing or loan by the Fund but is instead a settlement between the fund and the FCM of the amount one party would owe the other if the futures contract expired. In computing daily net asset value, the Fund will mark-to-market its open futures positions. In the event of the bankruptcy or insolvency of an FCM that holds margin on behalf of the Fund, the Fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM’s other customers, potentially resulting in losses to the fund. An event of bankruptcy or insolvency at a clearinghouse or exchange holding initial margin could also result in losses for the fund.
When the Fund invests in futures contracts and deposits margin with an FCM, the Fund becomes subject to so-called “fellow customer” risk—that is, the risk that one or more customers of the FCM will default on their obligations and that the resulting losses will be so great that the FCM will default on its obligations and margin posted by one customer, such as the fund, will be used to cover a loss caused by a different defaulting customer. Applicable rules generally prohibit the use of one customer’s funds to meet the obligations of another customer and limit the ability of an FCM to use margin posed by non-defaulting customers to satisfy losses caused by defaulting customers. As a general matter, an FCM is required to use its own funds to meet a defaulting customer’s obligations. While a customer’s loss would likely need to be substantial before non-defaulting customers would be exposed to loss on account of fellow customer risk, applicable rules nevertheless permit the commingling of margin and do not limit the mutualization of customer losses from investment losses, custodial failures, fraud or other causes. If the loss is so great that, notwithstanding the application of an FCM’s own funds, there is a shortfall in the amount of customer funds required to be held in segregation, the FCM could default and be placed into bankruptcy. Under these circumstances, bankruptcy law provides that non-defaulting customers will share pro rata in any shortfall. A shortfall in customer segregated funds may also make the transfer of the accounts of non-defaulting customers to another FCM more difficult.
Although certain futures contracts, by their terms, require actual future delivery of and payment for the reference asset, in practice, most futures contracts are usually closed out before the delivery date by offsetting purchases or sales of matching futures contracts. Closing out an open futures contract purchase or sale is effected by entering into an offsetting futures contract sale or purchase, respectively, for the same aggregate amount of the identical reference asset and the same delivery date with the same FCM. If the offsetting purchase price is less than the original sale price (in each case taking into account transaction costs, including brokerage fees), the Fund realizes a gain; if it is more, the Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price (in each case taking into account transaction costs, including brokerage fees), the Fund realizes a gain; if it is less, the Fund realizes a loss.
The Fund is generally required to segregate liquid assets equivalent to the Fund’s outstanding obligations under each futures contract. With respect to long positions in futures contracts that are not legally required to cash settle, the Fund will segregate or earmark liquid assets in an amount equal to the contract price the fund will be required to pay on settlement less the amount of margin deposited with an FCM. For short positions in futures contracts that are not legally required to cash settle, the Fund will segregate or earmark liquid assets in an amount that, when added to the amounts deposited with
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an FCM as margin, equals the market value of the reference asset underlying the futures contract. With respect to futures contracts that are required to cash settle, however, the Fund is permitted to segregate or earmark liquid assets in an amount that, when added to the amounts deposited with an FCM as margin, equals the Fund’s daily marked-to-market (net) obligation under the contract (i.e., the daily market value of the contract itself), if any; in other words, the Fund may set aside its daily net liability, if any, rather than the notional value of the futures contract. By segregating or earmarking assets equal only to its net obligation under cash-settled futures, the Fund may be able to utilize these contracts to a greater extent than if the Fund were required to segregate or earmark assets equal to the full contract price or current market value of the futures contract. Such segregation of assets is intended to ensure that the fund has assets available to satisfy its obligations with respect to futures contracts and to limit any potential leveraging of the Fund’s portfolio. However, segregation of liquid assets will not limit the Fund’s exposure to loss. To maintain a sufficient amount of segregated assets, the fund may also have to sell less liquid portfolio securities at disadvantageous prices, and the earmarking of liquid assets will have the effect of limiting the Fund’s ability to otherwise invest those assets in other securities or instruments.
The value of a futures contract tends to increase and decrease in tandem with the value of its underlying reference asset. Purchasing futures contracts will, therefore, tend to increase the Fund’s exposure to positive and negative price fluctuations in the reference asset, much as if the Fund had purchased the reference asset directly. When the Fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market for the reference asset. Accordingly, selling futures contracts will tend to offset both positive and negative market price changes, much as if the reference asset had been sold.
There is no assurance that a liquid market will exist for any particular futures contract at any particular time. Futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract’s price moves upward or downward more than the limit in a given day. On volatile trading days, when the price fluctuation limit is reached and a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. If the market for a futures contract is not liquid because of price fluctuation limits or other market conditions, the Fund may be prevented from promptly liquidating unfavorable futures positions and the Fund could be required to continue to hold a position until delivery or expiration regardless of changes in its value, potentially subjecting the Fund to substantial losses. Additionally, the Fund may not be able to take other actions or enter into other transactions to limit or reduce its exposure to the position. Under such circumstances, the Fund would remain obligated to meet margin requirements until the position is cleared. As a result, the Fund’s access to other assets held to cover its futures positions could also be impaired.
Although futures exchanges generally operate similarly in the United States and abroad, foreign futures exchanges may follow trading, settlement and margin procedures that are different than those followed by futures exchanges in the United States. Futures contracts traded outside the United States may not involve a clearing mechanism or related guarantees and may involve greater risk of loss than U.S.-traded contracts, including potentially greater risk of losses due to insolvency of a futures broker, exchange member, or other party that may owe initial or variation margin to the fund. Margin requirements on foreign futures exchanges may be different than those of futures exchanges in the United States, and, because initial and variation margin payments may be measured in foreign currency, a futures contract traded outside the United States may also involve the risk of foreign currency fluctuations.
INTEREST RATE SWAPS.   The Fund may enter into interest rate swaps to seek to manage the interest rate sensitivity of the Fund by increasing or decreasing the duration of the Fund or a portion of the Fund’s portfolio. An interest rate swap is an agreement between two parties to exchange or swap payments based on changes in an interest rate or rates. Typically, one interest rate is fixed and the other is based on a designated short-term interest rate such as the London Interbank Offered Rate (LIBOR), prime rate or other benchmark. Interest rate swaps generally do not involve the delivery of securities or other principal amounts. Rather, cash payments are exchanged by the parties based on the application of the designated interest rates to a notional amount, which is the predetermined dollar principal of the trade upon which payment obligations are computed. Accordingly, the Fund’s current obligation or right under the swap agreement is generally equal to the net amount to be paid or received under the swap agreement based on the relative value of the position held by each party. The Fund will generally segregate assets with a daily value at least equal to the excess, if any, of the fund’s accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement, less the value of any posted margin or collateral on deposit with respect to the position.
The use of interest rate swaps involves certain risks, including losses if interest rate changes are not correctly anticipated by Capital Research. To the extent the Fund enters into bilaterally negotiated swap transactions, the Fund will enter into swap agreements only with counterparties that meet certain credit standards; however, if the counterparty’s creditworthiness deteriorates rapidly and the counterparty defaults on its obligations under the swap agreement or declares bankruptcy, a Fund may lose any amount it expected to receive from the counterparty. Certain interest rate swap
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transactions are currently subject to mandatory central clearing or may be eligible for voluntary central clearing. Because clearing interposes a central clearinghouse as the ultimate counterparty to each participant’s swap, central clearing is intended to decrease (but not eliminate) counterparty risk relative to uncleared bilateral swaps. Additionally, the term of an interest rate swap can be days, months or years and, as a result, certain swaps may be less liquid than others.
CREDIT DEFAULT SWAP INDICES.   In order to assume exposure to a diversified portfolio of credits or to hedge against existing credit risks, the Fund may invest in credit default swap indices, including CDX and iTraxx indices (collectively referred to as “CDSIs”). A CDSI is based on a portfolio of credit default swaps with similar characteristics, such as credit default swaps on high-yield bonds. In a typical CDSI transaction, one party—the protection buyer—is obligated to pay the other party—the protection seller—a stream of periodic payments over the term of the contract. If a credit event, such as a default or restructuring, occurs with respect to any of the underlying reference obligations, the protection seller must pay the protection buyer the loss on those credits. Also, if a restructuring credit event occurs in an iTraxx index, the Fund as protection buyer may receive a single name credit default swap (CDS) contract representing the relevant constituent.
The Fund may enter into a CDSI transaction as either protection buyer or protection seller. If the Fund is a protection buyer, it would pay the counterparty a periodic stream of payments over the term of the contract and would not recover any of those payments if no credit events were to occur with respect to any of the underlying reference obligations. However, if a credit event did occur, the Fund, as a protection buyer, would have the right to deliver the referenced debt obligations or a specified amount of cash, depending on the terms of the applicable agreement, and to receive the par value of such debt obligations from the counterparty protection seller. As a protection seller, the Fund would receive fixed payments throughout the term of the contract if no credit events were to occur with respect to any of the underlying reference obligations. If a credit event were to occur, however, the value of any deliverable obligation received by the Fund, coupled with the periodic payments previously received by the Fund, may be less than the full notional value that the Fund, as a protection seller, pays to the counterparty protection buyer, effectively resulting in a loss of value to the Fund. Furthermore, as a protection seller, the Fund would effectively add leverage to its portfolio because it would have investment exposure to the notional amount of the swap transaction.
The use of CDSI, like all other swap agreements, is subject to certain risks, including the risk that the Fund’s counterparty will default on its obligations. If such a default were to occur, any contractual remedies that the Fund might have may be subject to applicable bankruptcy laws, which could delay or limit the Fund’s recovery. Thus, if the Fund’s counterparty to a CDSI transaction defaults on its obligation to make payments thereunder, the Fund may lose such payments altogether or collect only a portion thereof, which collection could involve substantial costs or delays. Certain CDSI transactions are subject to mandatory central clearing or may be eligible for voluntary central clearing. Because clearing interposes a central clearinghouse as the ultimate counterparty to each participant’s swap, central clearing is intended to decrease (but not eliminate) counterparty risk relative to uncleared bilateral swaps.
Additionally, when the Fund invests in a CDSI as a protection seller, the Fund will be indirectly exposed to the creditworthiness of issuers of the underlying reference obligations in the index. If Capital Research does not correctly evaluate the creditworthiness of issuers of the underlying instruments on which the CDSI is based, the investment could result in losses to the Fund.
Pursuant to regulations and published positions of the U.S. Securities and Exchange Commission, the Fund’s obligations under a CDSI agreement will be accrued daily and, where applicable, offset against any amounts owing to the Fund. In connection with CDSI transactions in which the Fund acts as protection buyer, the Fund will segregate liquid assets with a value at least equal to the Fund’s exposure (i.e., any accrued but unpaid net amounts owed by the Fund to any counterparty), on a marked-to-market basis, less the value of any posted margin. When the Fund acts as protection seller, the Fund will segregate liquid assets with a value at least equal to the full notional amount of the swap, less the value of any posted margin. Such segregation is intended to ensure that the Fund has assets available to satisfy its obligations with respect to CDSI transactions and to limit any potential leveraging of the Fund’s portfolio. However, segregation of liquid assets will not limit the Fund’s exposure to loss. To maintain this required margin, the Fund may also have to sell portfolio securities at disadvantageous prices, and the earmarking of liquid assets will have the effect of limiting the Fund’s ability to otherwise invest those assets in other securities or instruments.
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EQUITY-LINKED NOTES.   A Fund may purchase equity-linked notes to enhance the current income of its portfolio. Equity-linked notes are hybrid instruments that are specially designed to combine the characteristics of one or more reference securities—usually a single stock, a stock index or a basket of stocks—and a related equity derivative, such as a put or call option, in a single note form. For example, an equity-linked note that refers to the stock of an issuer may be the economic equivalent of holding a position in that stock and simultaneously selling a call option on that stock with a strike price greater than the current stock price. The holder of the note would be exposed to decreases in the price of the equity to the same extent as if it held the equity directly. However, if the stock appreciated in value, the noteholder would only benefit from stock price increases up to the strike price (i.e., the point at which the holder of the call option would be expected to exercise its right to buy the underlying stock). Additionally, the terms of an equity-linked note may provide for periodic interest payments to holders at either a fixed or floating rate.
As described in the example above, the return on an equity-linked note is generally tied to the performance of the underlying reference security or securities. In addition to any interest payments made during the term of the note, at maturity, the noteholder usually receives a return of principal based on the capital appreciation of the linked securities. Depending on the terms of the issuance, the maximum principal amount to be repaid on the equity-linked note may be capped. For example, in consideration for greater current income or yield, a noteholder may forego its participation in the capital appreciation of the underlying equity assets above a predetermined price limit. Alternatively, if the linked securities have depreciated in value, or if their price fluctuates outside of a preset range, the noteholder may receive only the principal amount of the note, or may lose the principal invested in the equity-linked note entirely.
The price of an equity-linked note is derived from the value of the underlying linked securities. The level and type of risk involved in the purchase of an equity-linked note by the fund is similar to the risk involved in the purchase of the underlying linked securities. However, the value of an equity-linked note is also dependent on the individual credit of the issuer of the note, which, in the case of an unsecured note, will generally be a major financial institution, and, in the case of a collateralized note, will generally be a trust or other special purpose vehicle or finance subsidiary established by a major financial institution for the limited purpose of issuing the note. An investment in an equity-linked note bears the risk that the issuer of the note will default or become bankrupt. In such an event, the fund may have difficulty being repaid, or may fail to be repaid, the principal amount of, or income from, its investment. Like other structured products, equity-linked notes are frequently secured by collateral consisting of a combination of debt or related equity securities to which payments under the notes are linked. If so secured, the fund would look to this underlying collateral for satisfaction of claims in the event that the issuer of an equity-linked note defaulted under the terms of the note. However, depending on the law of the jurisdictions in which an issuer is organized and in which the note is issued, in the event of default, the fund may incur substantial expenses in seeking recovery under an equity-linked note, and may have limited legal recourse in attempting to do so.
Equity-linked notes are often privately placed and may not be rated, in which case the fund will be more dependent than would otherwise be the case on the ability of Capital Research to evaluate the creditworthiness of the issuer, the underlying security, any collateral features of the note, and the potential for loss due to market and other factors. Ratings of issuers of equity-linked notes refer only to the creditworthiness of the issuer and strength of related collateral arrangements or other credit supports, and do not take into account, or attempt to rate, any potential risks of the underlying equity securities. The Fund’s successful use of equity-linked notes will usually depend on Capital Research’s ability to accurately forecast movements in the prices of the underlying securities. Should the prices of the underlying securities move in an unexpected manner, or should the structure of a note respond to market conditions differently than anticipated, the Fund may not achieve the anticipated benefits of the investment in the equity-linked note, and the Fund may realize losses, which could be significant and could include the Fund’s entire principal investment in the note.
Equity-linked notes are generally designed for the over-the-counter institutional investment market, and the secondary market for equity-linked notes may be limited. The lack of a liquid secondary market may have an adverse effect on the ability of the Fund to accurately value and/or sell the equity-linked notes in its portfolio.
WASHINGTON MUTUAL INVESTORS FUND AND ITS INVESTMENT POLICIES.   Washington Mutual Investors Fund has an Eligible List of investments considered appropriate for a prudent investor seeking opportunities for income and growth of principal consistent with common stock investing. Numerous criteria govern which securities may be included on the Fund’s Eligible List. Currently, those criteria include, for example: (a) a security shall be listed on the New York Stock Exchange (“NYSE”) or meet the financial listing requirements of the NYSE (the applicable listing requirements are set forth in Section 1 of the Listed Company Manual of the NYSE); (b) most companies must have fully earned their dividends in at least four of the past five years (with the exception of certain banking institutions) and paid a dividend in at least eight of the past ten years; (c) issuing companies must meet both initial and ongoing market
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capitalization requirements; (d) the ratio of current assets to liabilities for most individual companies must be at least 1.5 to 1, or their bonds must be rated at least investment grade by Standard & Poor’s Ratings Services; and (e) companies must not derive the majority of their revenues from alcohol or tobacco products. Capital Research generates and maintains the Eligible List and selects the Fund’s investments exclusively from the issuers on the Eligible List.
Although the Fund generally invests in U.S. companies, the Fund may invest up to 10% of its assets in securities of certain companies domiciled outside the United States. The Fund may also hold securities of companies domiciled outside the U.S. when such companies have merged with or otherwise acquired a company in which the Fund held shares at the time of the merger.
It is believed that in applying the above disciplines and procedures, the Fund makes available to pension and profit-sharing trustees and other fiduciaries a prudent stock investment and a continuity of investment quality which it has always been the policy of the Fund to provide. However, fiduciary investment responsibility and the Prudent Investor Rule, pursuant to which a fiduciary is generally required to invest and manage trust assets as a prudent investor would, involve a mixed question of law and fact which cannot be conclusively determined in advance. Moreover, recent changes to the Prudent Investor Rule in some jurisdictions speak to an allocation of Funds among a variety of investments. Therefore, each fiduciary should examine the common stock portfolio of the Fund to see that it, along with other investments, meets the requirements of the specific trust.
CYBERSECURITY RISKS.   With the increased use of technologies such as the Internet to conduct business, the series has become potentially more susceptible to operational and information security risks through breaches in cybersecurity. In general, a breach in cybersecurity can result from either a deliberate attack or an unintentional event. Cybersecurity breaches may involve, among other things, infection by computer viruses or other malicious software code or unauthorized access to digital information systems, networks or devices used directly or indirectly by the Fund or its service providers through “hacking” or other means, in each case for the purpose of misappropriating assets or sensitive information (including, for example, personal shareholder information), corrupting data or causing operational disruption or failures in the physical infrastructure or operating systems that support the Fund. Cybersecurity risks also include the risk of losses of service resulting from external attacks that do not require unauthorized access to the Fund’s systems, networks or devices. For example, denial-of-service attacks on Capital Research’s or an affiliate’s website could effectively render the Fund’s network services unavailable to Fund shareholders and other intended end-users. Any such cybersecurity breaches or losses of service may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity or may result in unauthorized release or other misuse of confidential information. These, in turn, could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. While the Fund and Capital Research have established business continuity plans and risk management systems designed to prevent or reduce the impact of cybersecurity attacks, there are inherent limitations in such plans and systems due in part to the ever-changing nature of technology and cybersecurity attack tactics, and there is a possibility that certain risks have not been adequately identified or prepared for.
In addition, cybersecurity failures by or breaches of the Fund’s third-party service providers (including, but not limited to, the Fund’s investment adviser, transfer agent, custodian, administrators and other financial intermediaries) may disrupt the business operations of the service providers and of the fund, potentially resulting in financial losses, the inability of Fund shareholders to transact business with the Fund and of the Fund to process transactions, the inability of the Fund to calculate its net asset value, violations of applicable privacy and other laws, rules and regulations, regulatory fines, penalties, reputational damage, reimbursement or other compensatory costs and/or additional compliance costs associated with implementation of any corrective measures. The series and its shareholders could be negatively impacted as a result of any such cybersecurity breaches, and there can be no assurance that the series will not suffer losses relating to cybersecurity attacks or other informational security breaches affecting the series’ third-party service providers in the future, particularly as the series cannot control any cybersecurity plans or systems implemented by such service providers.
Cybersecurity risks may also impact issuers of securities in which the Fund invests, which may cause the Fund’s investments in such issuers to lose value.
INTERFUND BORROWING AND LENDING.   Pursuant to an exemptive order issued by the SEC, certain funds may lend money to, and borrow money from, other funds advised by Capital Research or its affiliates. Such funds will borrow through the program only when the costs are equal to or lower than the costs of bank loans. Such funds will lend through the program only when the returns are higher than those available from an investment in repurchase agreements. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on
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one day's notice. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.
AFFILIATED INVESTMENT COMPANIES.   Certain Funds may purchase shares of another investment company managed by Capital Research or its affiliates. The risks of owning another investment company are similar to the risks of investing directly in the securities in which that investment company invests. Investments in other investment companies could allow a Fund to obtain the benefits of a more diversified portfolio than might otherwise be available through direct investments in a particular asset class, and will subject the Fund to the risks associated with the particular asset class or asset classes in which an underlying fund invests. However, an investment company may not achieve its investment objective or execute its investment strategy effectively, which may adversely affect the Fund’s performance. Any investment in another investment company will be consistent with the Fund’s objective(s) and applicable regulatory limitations.
SECURITIES LENDING ACTIVITIES.   Certain Funds may lend portfolio securities to brokers, dealers or other institutions that provide cash or U.S. Treasury securities as collateral in an amount at least equal to the value of the securities loaned. While portfolio securities are on loan, the Fund will continue to receive the equivalent of the interest and the dividends or other distributions paid by the issuer on the securities, as well as a portion of the interest on the investment of the collateral. Additionally, although the Fund will not have the right to vote on securities while they are on loan, the Fund has a right to consent on corporate actions and a right to recall each loan to vote on proposals, including proposals involving material events affecting securities loaned. The Fund has delegated the decision to lend portfolio securities to the investment adviser. The adviser also has the discretion to consent on corporate actions and to recall securities on loan to vote. In the event the adviser deems a corporate action or proxy vote material, as determined by the adviser based on factors relevant to the Fund, it will use reasonable efforts to recall the securities and consent to or vote on the matter.
Securities lending involves risks, including the risk that the loaned securities may not be returned in a timely manner or at all and/or the risk of a loss of rights in the collateral if a borrower or the lending agent defaults. These risks could be greater for non-U.S. securities. Additionally, the Fund may lose money from the reinvestment of collateral received on loaned securities in investments that decline in value, default or do not perform as expected. The Fund will make loans only to parties deemed by the Fund’s adviser to be in good standing and when, in the adviser’s judgment, the income earned would justify the risks.
Citibank, N.A. (“Citibank”) serves as securities lending agent for the Funds that may lend portfolio securities. As the securities lending agent, Citibank administers each such Fund’s securities lending program pursuant to the terms of a securities lending agent agreement entered into between the Fund and Citibank. Under the terms of the agreement, Citibank is responsible for making available to approved borrowers securities from the Fund’s portfolio. Citibank is also responsible for the administration and management of the Fund’s securities lending program, including the preparation and execution of an agreement with each borrower governing the terms and conditions of any securities loan, ensuring that securities loans are properly coordinated and documented, ensuring that loaned securities are valued daily and that the corresponding required collateral is delivered by the borrowers, arranging for the investment of collateral received from borrowers, and arranging for the return of loaned securities to the Fund in accordance with the Fund’s instructions or at loan termination. As compensation for its services, Citibank receives a portion of the amount earned by the Funds for lending securities.
The following table sets forth, for the Fund’s most recently completed fiscal year, the Fund’s dollar amount of income and fees and/or other compensation related to its securities lending activities. Net income from securities lending activities may differ from the amount reported in the Fund’s annual report, which reflects estimated accruals.
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Growth Fund
Gross income from securities lending activities	$39,138
Fees paid to securities lending agent from a revenue split	1,959
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) not included in the revenue split	0
Administrative fees not included in the revenue split	0
Indemnification fees not included in the revenue split	0
Rebates (paid to borrower)	0
Other fees not included in the revenue split	0
Aggregate fees/compensation for securities lending activities	1,959
Net income from securities lending activities	37,179
International Fund
Gross income from securities lending activities	$186,737
Fees paid to securities lending agent from a revenue split	9,705
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) not included in the revenue split	0
Administrative fees not included in the revenue split	0
Indemnification fees not included in the revenue split	0
Rebates (paid to borrower)	2,303
Other fees not included in the revenue split	0
Aggregate fees/compensation for securities lending activities	12,008
Net income from securities lending activities	174,729
Washington Mutual Investors Fund
Gross income from securities lending activities	$5,442
Fees paid to securities lending agent from a revenue split	272
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) not included in the revenue split	0
Administrative fees not included in the revenue split	0
Indemnification fees not included in the revenue split	0
Rebates (paid to borrower)	0
Other fees not included in the revenue split	0
Aggregate fees/compensation for securities lending activities	272
Net income from securities lending activities	5,170
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Growth-Income Fund
Gross income from securities lending activities	$644,221
Fees paid to securities lending agent from a revenue split	32,221
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) not included in the revenue split	0
Administrative fees not included in the revenue split	0
Indemnification fees not included in the revenue split	0
Rebates (paid to borrower)	1
Other fees not included in the revenue split	0
Aggregate fees/compensation for securities lending activities	32,222
Net income from securities lending activities	611,999
PORTFOLIO TURNOVER.   Portfolio changes will be made without regard to the length of time particular investments may have been held. Short-term trading profits are not the Funds’ objective, and changes in their investments are generally accomplished gradually, though short-term transactions may occasionally be made. Higher portfolio turnover may involve correspondingly greater transaction costs in the form of dealer spreads or brokerage commissions. It may also result in the realization of net capital gains, which are taxable when distributed to shareholders, unless the shareholder is exempt from taxation or his or her account is tax-favored.
Fixed income securities are generally traded on a net basis and usually neither brokerage commissions nor transfer taxes are involved. Transaction costs are usually reflected in the spread between the bid and asked price.
A Fund’s portfolio turnover rate would equal 100% if each security in the Fund’s portfolio was replaced once per year. The following table sets forth the portfolio turnover rates for each Fund for the fiscal years ended December 31, 2020 and 2019, and the portfolio turnover rates excluding mortgage dollar roll transactions for certain funds for the fiscal years ended December 31, 2020 and 2019. See “Forward commitment, when issued and delayed delivery transactions” above for more information on mortgage dollar rolls.
	Fiscal year	Portfolio turnover rate*	Portfolio turnover rate (excluding mortgage dollar roll transactions)
Master Growth Fund	2020	32%	N/A
	2019	21%	N/A
Master International Fund	2020	40%	N/A
	2019	32%	N/A
American Funds Insurance Series— Washington Mutual Investors Fund	2020	40%	N/A
	2019	37%	N/A
American Funds Insurance Series—The Bond Fund of America	2020	461%	72%
	2019	373%	146%
American Funds Insurance Series— Growth-Income Fund	2020	33%	N/A
	2019	27%	N/A

*
Increases (or decreases) in turnover were due to increased (or decreased) trading activity during the period.

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APPENDIX E—DESCRIPTION OF MML UNDERLYING FUNDS
The summaries below are based solely on information contained in the prospectuses of each MML Underlying Fund, as filed with the SEC, as of a recent date. These summaries are for convenient reference only and are qualified in their entirety by reference to the current prospectuses and statements of additional information of each MML Underlying Fund. Further information about each MML Underlying Fund, including a copy of a MML Underlying Fund’s most recent prospectus, SAI, and annual and semiannual reports, can be found on the SEC’s EDGAR database on its Internet site at http://www.sec.gov or can be obtained free of charge, upon request, by calling 1-888-309-3539.
U.S. Large Cap Equity Funds
MML Blue Chip Growth Fund
Subadvised by: T. Rowe. Price Associates, Inc.
(MML Underlying Fund for: MML Conservative Allocation, MML Balanced Allocation, MML Moderate Allocation, MML Growth Allocation, and MML Aggressive Allocation)
Investment Objective
The Fund seeks long-term capital growth. Income is a secondary objective.
Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of net assets (plus the amount of any borrowings for investment purposes) in the common stocks of large- and medium-sized blue chip growth companies. The Fund’s subadviser, T. Rowe Price Associates, Inc. (“T. Rowe Price”), currently defines blue chip growth companies to mean firms that, in its view, are well-established in their industries and have the potential for above-average earnings growth. Equity securities may include common stocks, preferred stocks, securities convertible into common or preferred stock, rights, and warrants. While most assets will be invested in equity securities of U.S. companies, the Fund may also invest up to 20% of its total assets in foreign securities and American Depositary Receipts, including emerging market securities. The Fund may at times have significant exposure to one or more industries or sectors. The Fund may hold a portion of its assets in cash or cash equivalents.
MML Equity Income Fund
Subadvised by: T. Rowe. Price Associates, Inc.
(MML Underlying Fund for: MML Conservative Allocation, MML Balanced Allocation, MML Moderate Allocation, MML Growth Allocation, and MML Aggressive Allocation)
Investment Objective
The Fund seeks dividend income and long-term capital growth.
Principal Investment Strategies
The Fund invests primarily in common stocks, with an emphasis on large-capitalization companies that have a strong track record of paying dividends or that the Fund’s subadviser, T. Rowe Price Associates, Inc. (“T. Rowe Price”), believes to be undervalued. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in common stocks. While most assets will be invested in U.S. common stocks, the Fund may invest up to 25% of its total assets in foreign securities and American Depositary Receipts, including emerging market securities. The Fund may also invest in securities convertible into common or preferred stock. The Fund may purchase bank debt, loan participations and assignments, and high yield securities (also referred to as “junk” or “high yield” bonds). The Fund may use futures contracts for hedging or investment purposes as a substitute for investing directly in securities. Use of derivatives by the Fund may create investment leverage. The Fund may at times have significant exposure to one or more industries or sectors, such as the financials sector. The Fund may hold a portion of its assets in cash or cash equivalents.
MML Equity Index Fund
Subadvised by: Northern Trust Investments, Inc.
(MML Underlying Fund for: MML Conservative Allocation, MML Balanced Allocation, MML Moderate Allocation, MML Growth Allocation, and MML Aggressive Allocation)
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Investment Objective
The Fund’s investment objective is to provide investment results that correspond to the price and yield performance of publicly traded common stocks in the aggregate as represented by the S&P 500® Index*.
Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% (and, typically, substantially all) of its net assets (plus the amount of any borrowings for investment purposes) in the equity securities of companies included within the S&P 500 Index (“Index”). The Fund invests in the equity securities of companies included in the Index in weightings that approximate the relative composition of the securities contained in the Index, and in S&P 500 Index futures contracts. The Index is a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies. As of February 28, 2021, the market capitalization range of companies included in the Index was $4.79 billion to $2.04 trillion. If the securities represented in the Index were to become concentrated in any particular industry, the Fund’s investments would likewise be concentrated in securities of issuers in that industry; the Index is not currently concentrated in any single industry.
MML Focused Equity Fund
Subadvised by: Wellington Management Company LLP
(MML Underlying Fund for: MML Conservative Allocation, MML Balanced Allocation, MML Moderate Allocation, MML Growth Allocation, and MML Aggressive Allocation)
Investment Objective
The Fund seeks growth of capital over the long-term.
Principal Investment Strategies
The Fund invests primarily in equity securities of U.S. companies that the Fund’s subadviser, Wellington Management Company LLP (“Wellington Management”), believes are financially sound, valued conservatively by the market, and have improving prospects. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities. Equity securities may include common stocks, preferred stocks, securities convertible into common or preferred stocks, rights, and warrants, of issuers of any size. The Fund typically invests most of its assets in equity securities of U.S. companies, but may invest in foreign securities and American Depositary Receipts, including emerging market securities. The Fund generally will not invest more than 30% of its total assets in foreign securities. The Fund may at times have significant exposure to one or more industries or sectors. The Fund may hold a portion of its assets in cash or cash equivalents.
MML Fundamental Equity Fund
Subadvised by: Invesco Advisers, Inc.
(MML Underlying Fund for: MML Conservative Allocation, MML Balanced Allocation, MML Moderate Allocation, MML Growth Allocation, and MML Aggressive Allocation)
Investment Objective
The Fund seeks a high total return.
Principal Investment Strategies
The Fund invests primarily in common stocks of U.S. companies of different capitalization ranges. The Fund’s subadviser, Invesco Advisers, Inc. (“Invesco”), currently focuses on “large capitalization” issuers, which are considered to

*
The “S&P 500 Index” is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”), and has been licensed for use by MassMutual. Standard & Poor’s®, S&P® and S&P 500® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). The Fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or their respective affiliates, and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the S&P 500 Index.

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be companies with market capitalizations at the time of purchase within the market capitalization range of companies included within the Russell 1000® Index (as of February 28, 2021, $673 million to $2.04 trillion), although it may purchase stocks of companies with any market capitalization. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities. Equity securities may include common stocks, preferred stocks, securities convertible into common or preferred stock, rights, and warrants. The Fund typically invests most of its assets in equity securities of U.S. companies, but may invest in foreign securities. The Fund generally will not invest more than 15% of its total assets in foreign securities. The Fund may at times have significant exposure to one or more industries or sectors. The Fund may hold a portion of its assets in cash or cash equivalents.
MML Fundamental Value Fund
Subadvised by: Boston Partners Global Investors, Inc.
(MML Underlying Fund for: MML Conservative Allocation, MML Balanced Allocation, MML Moderate Allocation, MML Growth Allocation, and MML Aggressive Allocation)
Investment Objective
The Fund seeks long-term total return.
Principal Investment Strategies
The Fund invests primarily in equity securities of issuers that the Fund’s subadviser, Boston Partners Global Investors, Inc. (“Boston Partners”), believes are undervalued. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities. Equity securities include common stock, preferred stock, securities convertible into common or preferred stock, rights, and warrants. Although the Fund may invest in companies of any size, the Fund will tend to focus on companies with large market capitalizations (which Boston Partners believes are generally above $1 billion). The Fund may invest up to 20% of its total assets in the securities of foreign issuers and American Depositary Receipts, including emerging market securities. The Fund may invest up to 15% of its net assets in illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. The Fund may participate as a purchaser in initial public offerings of securities (“IPOs”). An IPO is a company’s first offering of stock to the public. The Fund may at times have significant exposure to one or more industries or sectors. The Fund may hold a portion of its assets in cash or cash equivalents.
MML Income & Growth Fund
Subadvised by: Barrow, Hanley, Mewhinney & Strauss, LLC
(MML Underlying Fund for: MML Conservative Allocation, MML Balanced Allocation, MML Moderate Allocation, MML Growth Allocation, and MML Aggressive Allocation)
Investment Objective
The Fund seeks long-term total return and current income.
Principal Investment Strategies
The Fund invests primarily in equity securities of issuers that the Fund’s subadviser, Barrow, Hanley, Mewhinney & Strauss, LLC (“Barrow Hanley”), believes are undervalued. Equity securities may include common stocks, preferred stocks, securities convertible into common or preferred stocks, rights, and warrants. Although the Fund may invest in companies of any size, the Fund will tend to focus on companies with large market capitalizations (which Barrow Hanley believes are generally above $2 billion). The Fund may invest up to 20% of its total assets in the securities of foreign issuers and American Depositary Receipts, including emerging market securities. The Fund may at times invest a substantial portion of its assets in obligations of issuers in one or more market, economic, or industry sectors. The Fund may hold a portion of its assets in cash or cash equivalents.
MML Large Cap Growth Fund
Subadvised by: Loomis, Sayles & Company, L.P.
(MML Underlying Fund for: MML Conservative Allocation, MML Balanced Allocation, MML Moderate Allocation, MML Growth Allocation, and MML Aggressive Allocation)
Investment Objective
The Fund seeks long-term capital appreciation.
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Principal Investment Strategies
The Fund invests primarily in large-capitalization companies that the Fund’s subadviser, Loomis, Sayles & Company, L.P. (“Loomis Sayles”), believes offer the potential for long-term growth. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the common stocks of companies whose market capitalizations at the time of purchase are within the market capitalization range of companies included in the Russell 1000® Growth Index (as of February 28, 2021, $673 million to $2.04 trillion). The Fund has the flexibility to invest in companies of any size, including small-capitalization companies (when Loomis Sayles believes such companies to be especially attractive). The Fund typically invests most of its assets in equity securities of U.S. companies, but may invest up to 20% of its total assets in foreign securities and American Depositary Receipts, including emerging market securities. Equity securities may include common stocks, preferred stocks, securities convertible into common or preferred stock, rights, and warrants. The Fund will normally be invested in 30 – 40 securities. The Fund may at times have significant exposure to one or more issuers, industries, or sectors. The Fund may hold a portion of its assets in cash or cash equivalents.
Invesco V.I. Main Street Fund®
Advised by: Invesco Advisers, Inc.
(MML Underlying Fund for: MML Conservative Allocation, MML Balanced Allocation, and MML Aggressive Allocation)
Investment Objective
The Fund seeks capital appreciation.
Principal Investment Strategies
The Fund mainly invests in common stocks of U.S. companies of different capitalization ranges. The Fund currently focuses on “larger capitalization” issuers, which are considered to be companies with market capitalizations equal to the companies in the Russell 1000 Index. The portfolio managers use fundamental research to select securities for the Fund’s portfolio, which is comprised of both growth and value stocks. While the process may change over time or vary in particular cases, in general the selection process currently uses a fundamental approach in analyzing issuers on factors such as a company’s financial performance, company strength and prospects, industry position, and business model and management strength. Industry outlook, market trends and general economic conditions may also be considered.
U.S. Mid Cap Equity Funds
MML Mid Cap Growth Fund
Subadvised by: T. Rowe Price Associates, Inc. and Wellington Management Company LLP
(MML Underlying Fund for: MML Conservative Allocation, MML Balanced Allocation, MML Moderate Allocation, MML Growth Allocation, and MML Aggressive Allocation)
Investment Objective
The Fund seeks long-term capital appreciation.
Principal Investment Strategies
The Fund invests primarily in equity securities of mid-capitalization companies that the Fund’s subadvisers believe offer the potential for above-average earnings growth. The Fund is managed by two subadvisers, T. Rowe Price Associates, Inc. (“T. Rowe Price”) and Wellington Management Company LLP (“Wellington Management”), each being responsible for a portion of the portfolio, although they may manage different amounts of the Fund’s assets. Equity securities may include common stocks, preferred stocks, securities convertible into common or preferred stock, rights, and warrants. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in a broadly diversified portfolio of common stocks of mid-cap companies whose earnings the Fund’s subadvisers expect to grow at a faster rate than the average company. The Fund’s subadvisers currently define “mid-cap” companies as those whose market capitalizations at the time of purchase fall within the market capitalization range of companies included in either the S&P MidCap 400® Index or the Russell Midcap® Growth Index (as of February 28, 2021, between $673 million and $66.98 billion). The Fund may invest up to 20% of its net assets in stocks whose market
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capitalizations at the time of investment are outside of that capitalization range. The Fund typically invests most of its assets in equity securities of U.S. companies, but may invest in foreign securities and American Depositary Receipts, including emerging market securities. The Fund generally will not invest more than 25% of its total assets in foreign securities. The Fund may at times have significant exposure to one or more industries or sectors. The Fund may hold a portion of its assets in cash or cash equivalents.
MML Mid Cap Value Fund
Subadvised by: American Century Investment Management, Inc.
(MML Underlying Fund for: MML Conservative Allocation, MML Balanced Allocation, MML Moderate Allocation, MML Growth Allocation, and MML Aggressive Allocation)
Investment Objective
The Fund seeks long-term capital growth. Income is a secondary objective.
Principal Investment Strategies
The Fund invests primarily in equity securities of mid-capitalization companies that the Fund’s subadviser, American Century Investment Management, Inc. (“American Century”), believes offer prospects for long-term capital growth. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of medium-size companies. American Century currently considers “mid-cap” companies to include those whose market capitalizations at the time of purchase are within the market capitalization range of companies included in the Russell 1000® Index, excluding the largest 100 such companies (as of February 28, 2021, between $673 million and $74.47 billion). American Century intends to manage the Fund so that its dollar-weighted average market capitalization falls within the market capitalization range of companies included in the Russell Midcap® Index (as of February 28, 2021, between $673 million and $66.98 billion). Equity securities may include common stock, preferred stock, securities convertible into common or preferred stock, stock futures contracts, and stock index futures contracts. The Fund may invest in real estate investment trusts. The Fund may use futures contracts as a substitute for direct investments in equity securities.
MML Small/Mid Cap Value Fund
Subadvised by: AllianceBernstein L.P.
(MML Underlying Fund for: MML Conservative Allocation, MML Balanced Allocation, MML Moderate Allocation, MML Growth Allocation, and MML Aggressive Allocation)
Investment Objective
The Fund seeks long-term total return.
Principal Investment Strategies
The Fund invests primarily in securities that the subadviser, AllianceBernstein L.P. (“AllianceBernstein”) believes to be undervalued. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in securities of small- and mid-cap companies. The subadviser currently considers small- and mid-cap companies to include companies with market capitalizations at the time of purchase that fall within the range of market capitalizations from the smallest company in the Russell 2500™ Index to the greater of $5 billion or the largest company in the Russell 2500 Index (as of February 28, 2021, the capitalization range of companies in the Russell 2500 Index was $44 million to $39.40 billion). Equity securities in which the Fund may invest include common stocks, preferred stocks, securities convertible into common or preferred stock, rights, and warrants. The Fund may invest in securities of domestic issuers and foreign issuers (up to 10% of its total assets), including American Depositary Receipts. The Fund may also invest in real estate investment trusts. The Fund may at times have significant exposure to one or more industries or sectors. The Fund may hold a portion of its assets in cash or cash equivalents.
Invesco V.I. Discovery Mid Cap Growth Fund
Advised by: Invesco Advisers, Inc.
(MML Underlying Fund for MML Conservative Allocation, MML Balanced Allocation, MML Moderate Allocation, MML Growth Allocation, and MML Aggressive Allocation)
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Investment Objective
The Fund seeks capital appreciation.
Principal Investment Strategies
The Fund mainly invests in common stocks of U.S. companies that the portfolio managers expect to have above-average growth rates. The Fund seeks to invest in newer companies or in more established companies that are in the early growth phase of their business cycle, which is typically marked by above-average growth rates. Under normal circumstances, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of “mid-cap” issuers, and in derivatives and other instruments that have economic characteristics similar to such securities. The Fund defines mid-cap issuers as those issuers that are within the range of market capitalizations of the Russell Midcap® Growth Index. This range is subject to change at any time due to market activity or changes in the composition of that index. The range of the Russell Midcap Growth Index is reconstituted annually to preserve its capitalization characteristics. The Fund may invest up to 20% of its net assets in companies in other market capitalization ranges. The Fund measures a company’s capitalization at the time the Fund buys a security, and is not required to sell a security if the issuer’s capitalization moves outside of the Fund’s definition of mid-cap issuers.
The Fund invests primarily in U.S. companies but may also purchase securities of issuers in any country, including developed countries and emerging markets. The Fund has no limits on the amount of its assets that can be invested in foreign securities.
U.S. Small Cap Equity Funds
MML Small Cap Growth Equity Fund
Subadvised by: Wellington Management Company LLP
(MML Underlying Fund for: MML Conservative Allocation, MML Balanced Allocation, MML Moderate Allocation, MML Growth Allocation, and MML Aggressive Allocation)
Investment Objective
The Fund seeks long-term capital appreciation.
Principal Investment Strategies
The Fund invests primarily in equity securities of smaller companies that the Fund’s subadviser believes offer potential for long-term growth. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the equity securities of companies whose market capitalizations at the time of purchase are within the market capitalization range of companies included in the Russell 2000® Index or the S&P SmallCap 600 Index (as of February 28, 2021, between $44 million and $28.53 billion). Equity securities may include common stocks, preferred stocks, securities convertible into common or preferred stock, rights, and warrants. While most assets typically will be invested in common stocks of U.S. companies, the Fund also may invest up to 20% of its total assets in foreign securities, including emerging market securities. The Fund may at times have significant exposure to one or more industries or sectors. The Fund may hold a portion of its assets in cash or cash equivalents.
MML Small Company Value Fund
Subadvised by: T. Rowe Price Associates, Inc.
(MML Underlying Fund for: MML Conservative Allocation, MML Balanced Allocation, MML Moderate Allocation, MML Growth Allocation, and MML Aggressive Allocation)
Investment Objective
The Fund seeks long-term capital appreciation.
Principal Investment Strategies
The Fund invests primarily in equity securities that the subadviser, T. Rowe Price Associates, Inc. (“T. Rowe Price”), believes are undervalued. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the securities of companies whose market capitalizations at the time of purchase are within the market capitalization range of companies included in the Russell 2000® Index (as of February 28,
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2021, between $44 million and $28.53 billion). Equity securities may include common stocks, preferred stocks, securities convertible into common or preferred stock, rights, and warrants. While most assets typically will be invested in common stocks of U.S. companies, the Fund also may invest up to 20% of its total assets in foreign securities, including emerging market securities. The Fund may invest in real estate investment trusts. The Fund may at times have significant exposure to one or more industries or sectors, such as the financials sector. The Fund may hold a portion of its assets in cash or cash equivalents.
Global Developed Funds
MML Global Fund
Subadvised by: Massachusetts Financial Services Company
(MML Underlying Fund for: MML Conservative Allocation, MML Balanced Allocation, MML Moderate Allocation, MML Growth Allocation, and MML Aggressive Allocation)
Investment Objective
The Fund seeks long-term capital appreciation.
Principal Investment Strategies
The Fund seeks to achieve its investment objective by investing primarily in the equity securities of U.S. and foreign companies, including companies in developed and emerging markets. Equity securities may include common stocks, depositary receipts, preferred stocks, securities convertible into common or preferred stock, rights, and warrants. The Fund may hold a portion of its assets in cash or cash equivalents.
In selecting investments for the Fund, the Fund’s subadviser, Massachusetts Financial Services Company (“MFS”), is not constrained by any particular investment style. MFS may invest the Fund’s assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies), in the stocks of companies it believes are undervalued compared to their perceived worth (value companies), or in a combination of growth and value companies.
While MFS may invest the Fund’s assets in securities of companies of any size, MFS primarily invests in securities of companies with large capitalizations.
MFS normally invests the Fund’s assets across different industries, sectors, countries, and regions, but MFS may invest a significant percentage of the Fund’s assets in issuers in a single industry, sector, country, or region.
Invesco V.I. Global Fund
Advised by: Invesco Advisers, Inc.
(MML Underlying Fund for: MML Conservative Allocation, MML Balanced Allocation, MML Moderate Allocation, MML Growth Allocation, and MML Aggressive Allocation)
Investment Objective
The Fund seeks capital appreciation.
Principal Investment Strategies
The Fund invests mainly in common stock of U.S. and foreign companies. The Fund can invest without limit in foreign securities and can invest in any country, including countries with developing or emerging markets. However, the Fund currently emphasizes its investments in developed markets such as the United States, Western European countries and Japan. The Fund does not limit its investments to companies in a particular market capitalization range, but primarily invests in mid- and large-cap companies.
Under normal market conditions, the Fund will invest in at least three different countries (one of which may be the United States). Typically, the Fund invests in a number of different countries. The Fund is not required to allocate its investments in any set percentages in any particular countries.
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International Developed Funds
MML Foreign Fund
Subadvised by: Thompson, Siegel & Walmsley LLC
(MML Underlying Fund for: MML Conservative Allocation, MML Balanced Allocation, MML Moderate Allocation, MML Growth Allocation, and MML Aggressive Allocation)
Investment Objective
The Fund seeks long-term total return.
Principal Investment Strategies
The Fund invests primarily in common stocks of companies listed on foreign securities exchanges. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in investments of issuers located outside of the U.S., including those in emerging markets. Under normal market conditions, the Fund invests in equity securities of foreign companies representing at least three countries other than the United States. Equity securities may include common stocks, American, European, and Global depositary receipts, preferred stocks, securities convertible into common or preferred stock, rights, and warrants. Although the Fund may invest in companies of any size as measured by assets, sales, or market capitalization, the Fund will tend to focus on larger, more seasoned or established companies. The Fund will invest primarily in securities of companies domiciled in developed markets, but may invest up to 10% of its assets in securities of companies in emerging markets. The Fund may at times have significant exposure to one or more countries, industries, or sectors. It is expected that investments will be diversified around the world and within markets in an effort to minimize specific country and currency risks. The Fund may hold a portion of its assets in cash or cash equivalents.
MML International Equity Fund
Subdvised by: Harris Associates L.P.
(MML Underlying Fund for: MML Conservative Allocation, MML Balanced Allocation, MML Moderate Allocation, MML Growth Allocation, and MML Aggressive Allocation)
Investment Objective
The Fund seeks long-term capital growth.
Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of non-U.S. companies located in non-U.S. markets throughout the world, including emerging markets. The Fund may invest a substantial portion of its assets in just one region or country and may, but does not currently intend to, invest in U.S. companies. The Fund may at times have significant exposure to one or more industries or sectors. Equity securities in which the Fund invests may include common stocks, preferred stocks, securities convertible into common or preferred stocks, depositary receipts, rights, and warrants of issuers of any size. Ordinarily, the Fund’s portfolio typically holds thirty to sixty stocks and the Fund invests in the securities of at least five countries outside the U.S. There are no geographic limits on the Fund’s non-U.S. investments. The Fund may hold a portion of its assets in cash or cash equivalents.
Invesco Oppenheimer V.I. International Growth Fund
Advised by: Invesco Advisers, Inc.
(MML Underlying Fund for: MML Conservative Allocation, MML Balanced Allocation, MML Moderate Allocation, MML Growth Allocation, and MML Aggressive Allocation)
Investment Objective
The Fund seeks capital appreciation.
Principal Investment Strategies
Under normal circumstances, the Fund will invest at least 65% of its total assets in equity securities of issuers that are domiciled or that have their primary operations in at least three different countries outside of the United States and may
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invest 100% of its total assets in foreign companies. The Fund mainly invests in “growth companies,” which are companies whose earnings and stock prices are expected to increase at a faster rate than the overall market.
The Fund may invest up to 25% of its total assets in emerging markets. The Fund considers an issuer to be located in an emerging market if it is organized under the laws of an emerging country; its principal securities trading market is in an emerging market; or at least 50% of the issuer’s non-current assets, capitalization, gross revenue or profit is derived from assets or activities located in emerging markets (directly or indirectly). From time to time, the Fund may place greater emphasis on investing in one or more particular industries, countries, or regions, such as Asia, Europe or Latin America.
Emerging Markets Funds
MML Strategic Emerging Markets Fund
Subadvised by: Invesco Advisers, Inc.
(MML Underlying Fund for: MML Conservative Allocation, MML Balanced Allocation, MML Moderate Allocation, MML Growth Allocation, and MML Aggressive Allocation)
Investment Objective
The Fund seeks long-term capital growth.
Principal Investment Strategies
The Fund mainly invests in common stocks of issuers in developing and emerging markets throughout the world and at times it may invest up to 100% of its total assets in foreign securities. Under normal market conditions, the Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of issuers whose principal activities are in a developing (or emerging) market, i.e. are in a developing market or are economically tied to a developing market country. The Fund will invest in at least three developing markets. The Fund focuses on companies with above-average earnings growth. The Fund may at times have significant exposure to one or more industries or sectors. The Fund may hold a portion of its assets in cash or cash equivalents.
Global Bond Funds
Invesco V.I. Global Strategic Income Fund
Advised by: Invesco Advisers, Inc.
(MML Underlying Fund for: MML Conservative Allocation, MML Balanced Allocation, MML Moderate Allocation, MML Growth Allocation, and MML Aggressive Allocation)
Investment Objective
The Fund seeks total return.
Principal Investment Strategies
The Fund invests mainly in debt securities in three market sectors: Foreign governments and issuers, U.S. government securities, and lower-grade, high-yield securities of U.S. and foreign issuers (commonly referred to as “junk bonds”). A debt security is a security representing money borrowed by the issuer that must be repaid. The terms of a debt security specify the amount of principal, the interest rate or discount, and the time or times at which payments are due.
Under normal market conditions, the Fund invests in each of the three market sectors. However, the Fund is not required to invest in all three sectors at all times, and the amount of its assets in each of the three sectors will vary over time. The Fund can invest up to 100% of its assets in any one sector at any time, if the Fund’s portfolio managers believe that it offers the best investment opportunity. Under normal market conditions, the Fund will invest a substantial portion of its assets in a number of different countries, including the U.S. The Fund is not required to allocate its investments in any set percentages in any particular countries. The Fund may also invest in securities outside of these three market sectors, as further described in the prospectus and the Fund’s Statement of Additional Information.
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High Yield Bond Funds
MML High Yield Fund
Subadvised by: Barings LLC
(MML Underlying Fund for: MML Conservative Allocation, MML Balanced Allocation, MML Moderate Allocation, MML Growth Allocation, and MML Aggressive Allocation)
Investment Objective
This Fund seeks to achieve a high level of total return, with an emphasis on current income, by investing primarily in high yield debt and related securities.
Principal Investment Strategies
The Fund invests primarily in lower rated U.S. debt securities (“junk” or “high yield” bonds), including securities in default. Debt securities may include, for example, corporate bonds, mortgage-backed and asset-backed securities, and obligations of the U.S. Government or its agencies or instrumentalities. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in lower rated fixed income securities (rated below Baa3 by Moody’s, below BBB- by Standard & Poor’s or the equivalent by any nationally recognized statistical rating organization (using the lower rating) or, if unrated, determined to be of below investment grade quality by the Fund’s subadviser, Barings LLC (“Barings”)). The Fund may also invest in convertible securities, preferred stocks, warrants, bank loans, and other fixed income securities, including Rule 144A securities, of both U.S. and foreign issuers. Currently, Barings does not expect that the Fund will invest more than 20% of its total assets in bank loans. The Fund may invest up to 15% of its total assets in securities that are not denominated in U.S. dollars including, but not limited to, corporate bonds, government and agency issues, Rule 144A securities, convertible securities, bank loans, mortgage-backed, and asset-backed securities.
Inflation Managed Funds
MML Inflation-Protected and Income Fund
Subadvised by: Barings LLC
(MML Underlying Fund for: MML Conservative Allocation, MML Balanced Allocation, MML Moderate Allocation, MML Growth Allocation, and MML Aggressive Allocation)
Investment Objective
This Fund seeks to achieve as high a total rate of real return on an annual basis as is considered consistent with prudent investment risk and the preservation of capital.
Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in inflation-indexed bonds and other income-producing securities. Inflation-indexed bonds are instruments indexed or otherwise linked to general measures of inflation because their principal is typically adjusted to reflect general movements of inflation in the country of issue. The Fund may invest in securities of any maturity. The Fund may invest in inflation-indexed bonds issued by the U.S. and non-U.S. governments or their agencies or instrumentalities, by government-sponsored enterprises, or by corporations. The Fund expects to enter into total return swaps based on one or more inflation indexes or on inflation-indexed bonds or other inflation derivatives, as a substitute for purchasing certain inflation-indexed bonds or otherwise to adjust the inflation-sensitivity of the portfolio. Use of total return swaps will create leverage in the Fund.
U.S Core/Core Plus Bond Funds
MML Dynamic Bond Fund
Subadvised by: DoubleLine Capital LP
(MML Underlying Fund for: MML Conservative Allocation, MML Balanced Allocation, MML Moderate Allocation, MML Growth Allocation, and MML Aggressive Allocation)
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Investment Objective
The Fund seeks to maximize current income and total return.
Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in bonds. Bonds may include securities issued or guaranteed by the U.S. Government, its agencies, instrumentalities, or sponsored corporations; corporate obligations (including foreign hybrid securities); mortgage-backed securities; asset-backed securities; foreign securities (corporate and government); emerging market securities (corporate and government); bank loans and assignments; and other securities bearing fixed or variable interest rates of any maturity. The Fund may invest a portion of its net assets in inverse floaters and interest-only and principal-only securities, which may experience high volatility in response to changes in interest rates. The Fund may invest in other investment companies, including other open-end or closed-end investment companies, exchange-traded funds, and domestic or foreign private investment vehicles, including investment companies sponsored or managed by the Fund’s subadviser, DoubleLine Capital LP (“DoubleLine”) and its affiliates.
MML Managed Bond Fund
Subadvised by: Barings LLC
(MML Underlying Fund for: MML Conservative Allocation, MML Balanced Allocation, MML Moderate Allocation, MML Growth Allocation, and MML Aggressive Allocation)
Investment Objective
This Fund’s investment objective is to achieve as high a total rate of return on an annual basis as is considered consistent with the preservation of capital.
Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in investment grade fixed income securities (rated Baa3 or higher by Moody’s, BBB- or higher by Standard & Poor’s or the equivalent by any nationally recognized statistical rating organization, or, if unrated, determined to be of comparable quality by the subadviser, Barings LLC, or sub-subadviser, Baring International Investment Limited (together with Barings LLC, “Barings”). These typically include U.S. dollar-denominated corporate obligations, securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, U.S. and foreign issuer dollar-denominated bonds including, but not limited to, corporate obligations, government and agency issues, private placement bonds, securities subject to resale pursuant to Rule 144A, and mortgage-backed and other asset-backed securities, including collateralized bond and loan obligations. In the event that a security is downgraded after its purchase by the Fund, the Fund may continue to hold the security if Barings considers that doing so would be consistent with the Fund’s investment objective.
MML Total Return Bond Fund
Subdvised by: Metropolitan West Asset Management, LLC
(MML Underlying Fund for: MML Conservative Allocation, MML Balanced Allocation, MML Moderate Allocation, MML Growth Allocation, and MML Aggressive Allocation)
Investment Objective
The Fund seeks maximum total return, consistent with preservation of capital and prudent investment management.
Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in a diversified portfolio of investment grade fixed income securities (rated Baa3 or higher by Moody’s, BBB- or higher by Standard & Poor’s, BBB- or higher by Fitch, or A-2 by S&P, P-2 by Moody’s, or F-2 by Fitch for short-term debt obligations, or, if unrated, determined by the Fund’s subadviser, Metropolitan West Asset Management, LLC (“MetWest”), to be of comparable quality).These typically include bonds, notes, collateralized bond obligations, collateralized debt obligations, mortgage-related and asset-backed securities, municipal securities, private placements, and
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securities subject to legal restrictions on resale pursuant to Rule 144A. These investments may have interest rates that are fixed, variable, or floating. The Fund invests in securities of varying maturities issued by domestic and foreign corporations and governments (and their agencies and instrumentalities). MetWest focuses the Fund’s portfolio holdings in areas of the bond market (based on quality, sector, coupon, or maturity) that the subadviser believes to be relatively undervalued.
U.S Short-Term Bond Funds
MML Short-Duration Bond Fund
Subadvised by: Barings LLC
(MML Underlying Fund for: MML Conservative Allocation, MML Balanced Allocation, MML Moderate Allocation, MML Growth Allocation, and MML Aggressive Allocation)
Investment Objective
This Fund seeks to achieve a high total rate of return primarily from current income while minimizing fluctuations in capital values by investing primarily in a diversified portfolio of short-term investment grade fixed income securities.
Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in investment grade fixed income securities (rated Baa3 or higher by Moody’s, BBB- or higher by Standard & Poor’s or the equivalent by any nationally recognized statistical rating organization, or, if unrated, determined to be of comparable quality by the subadviser). These typically include U.S. dollar-denominated corporate obligations, securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, U.S. and foreign issuer dollar-denominated bonds including, but not limited to, corporate obligations, government and agency issues, private placement bonds, securities subject to resale pursuant to Rule 144A, and mortgage-backed and other asset-backed securities, including collateralized bond and loan obligations.
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APPENDIX F—INFORMATION REGARDING THE MASTER FUNDS AND AMERICAN UNDERLYING FUNDS
American Funds Insurance Series—Growth Fund (“Master Growth Fund”)
The fund’s investment objective is to provide you with growth of capital. While the fund has no present intention to do so, the fund’s board may change the fund’s investment objective without shareholder approval upon 60 days’ written notice to shareholders.
The fund is designed for investors seeking capital appreciation through investments in stocks. Investors in the fund should have a long-term perspective and be able to tolerate potentially sharp declines in value.
Capital Research actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and the analyses, including models, tools, and data employed by Capital Research in this process may be flawed or incorrect and may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives. The fund’s investment results will depend on the ability of Capital Research to navigate the risks discussed below.
The following describes certain of the strategies that Capital Research uses in pursuit of the fund’s objective and corresponding risks:
The fund invests primarily in common stocks and seeks to invest in companies that appear to offer superior opportunities for growth of capital. The fund may invest up to 25% of its assets in common stocks and other securities of issuers domiciled outside the United States, including, to a more limited extent, in emerging markets. Although the fund focuses on investments in medium to larger capitalization companies, the fund’s investments are not limited to a particular capitalization size. The Fund may also invest in other equity type securities, such as preferred stocks, convertible preferred stocks and convertible bonds.
The prices of, and the income generated by, the common stocks and other securities held by the fund may decline—sometimes rapidly or unpredictably—due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional, or global political, social, or economic instability; governmental, governmental agency or central bank responses to economic conditions; and currency exchange rate, interest rate, and commodity price fluctuations.
Economies and financial markets throughout the world are highly interconnected. Economic, financial or political events, trading and tariff arrangements, wars, terrorism, cybersecurity events, natural disasters, public health emergencies (such as the spread of infectious disease) and other circumstances in one country or region, including actions taken by governmental or quasi-governmental authorities in response to any of the foregoing, could have impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries affected, the value and liquidity of the fund’s investments may be negatively affected by developments in other countries and regions.
The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance, major litigation, investigations or other controversies related to the issuer, changes in government regulations affecting the issuer or its competitive environment and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.
Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks, and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments. These risks may be even greater in the case of smaller capitalization stocks.
Securities of issuers domiciled outside the United States, or with significant operations or revenues outside the United States, may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as nationalization, currency blockage or the imposition of price controls or punitive taxes, each of which could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the United States. Investments outside the United States may also be subject to different accounting and auditing practices and standards and different regulatory, legal and reporting requirements, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the United States may be reduced by foreign taxes,
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including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the United States may be heightened in connection with investments in emerging markets.
Investing in smaller companies may pose additional risks. For example, it is often more difficult to value or dispose of small company stocks and more difficult to obtain information about smaller companies than about larger companies. Furthermore, smaller companies often have limited product lines, operating histories, markets and/or financial resources, may be dependent on one or a few key persons for management, and can be more susceptible to losses. Moreover, the prices of their stocks may be more volatile than stocks of larger, more established companies, particularly during times of market turmoil.
The fund may hold cash or cash equivalents, including commercial paper and short-term securities issued by the U.S. Government, its agencies and instrumentalities. The percentage of the fund invested in such holdings varies and depends on various factors, including market conditions and purchases and redemptions of fund shares. Capital Research may determine that it is appropriate to invest a substantial portion of the fund’s assets in such instruments in response to certain circumstances, such as periods of market turmoil. For temporary defensive purposes, the fund may invest without limitation in such instruments. A larger percentage of such holdings could moderate a fund’s investment results in a period of rising market prices. Alternatively, a larger percentage of such holdings could reduce the magnitude of a fund’s loss in a period of falling market prices and provide liquidity to make additional investments or to meet redemptions.
The fund may invest in other funds managed by Capital Research or its affiliates to more effectively invest in a diversified set of securities in a specific asset class such as money market instruments, bonds and other securities (“Central Funds”). Shares of Central Funds are only offered for purchase to Capital Research and its affiliates and other funds, investment vehicles and accounts managed by Capital Research and its affiliates. When investing in Central Funds, the fund bears its proportionate share of the expenses of the Central Funds in which it invests but does not bear additional management fees through its investment in such Central Funds. The investment results of the portions of the fund’s assets invested in the Central Funds will be based upon the investment results of the Central Funds.
The fund may also lend portfolio securities to brokers, dealers and other institutions that provide cash or U.S. Treasury securities as collateral in an amount at least equal to the value of the securities loaned. Securities lending involves risks, including the risk that the loaned securities may not be returned in a timely manner or at all and/or the risk of a loss of rights in the collateral if a borrower or the lending agent defaults. These risks could be greater for non-U.S. securities. Additionally, the fund may lose money from the reinvestment of collateral received on loaned securities in investments that decline in value, default or do not perform as expected.
The fund relies on the professional judgment of Capital Research to make decisions about the fund’s portfolio investments. The basic investment philosophy of Capital Research is to seek to invest in attractively valued companies that, in its opinion, represent good, long-term investment opportunities. Capital Research believes that an important way to accomplish this is through fundamental analysis, which may include meeting with company executives and employees, suppliers, customers and competitors. Securities may be sold when Capital Research believes that they no longer represent relatively attractive investment opportunities.
In addition to the investment strategies described above, the fund has other investment practices that are described in the SAI.
American Funds Insurance Series—International Fund (“Master International Fund,” and an American Underlying Fund)
The fund’s investment objective is to provide you with long-term growth of capital. While the fund has no present intention to do so, the fund’s board may change the fund’s investment objective without shareholder approval upon 60 days’ written notice to shareholders.
The fund is designed for investors seeking capital appreciation through investments in stocks. Investors in the fund should have a long-term perspective and be able to tolerate potentially sharp declines in value.
Capital Research actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and the analyses, including models, tools, and data employed by Capital Research in this process may be flawed or incorrect and may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives. The fund’s investment results will depend on the ability of Capital Research to navigate the risks discussed below.
The following describes certain of the strategies that Capital Research uses in pursuit of the fund’s objective and corresponding risks:
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The fund invests primarily in common stocks of companies domiciled outside the United States, including companies domiciled in emerging markets, that Capital Research believes have the potential for growth. The fund may also invest in securities of foreign issuers in the form of depositary receipts or other instruments by which the fund may obtain exposure to equity investments in local markets. Although the fund focuses on investments in medium to larger capitalization companies, the fund’s investments are not limited to a particular capitalization size.
The prices of, and the income generated by, the common stocks and other securities held by the fund may decline—sometimes rapidly or unpredictably—due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional, or global political, social, or economic instability; governmental, governmental agency or central bank responses to economic conditions; and currency exchange rate, interest rate, and commodity price fluctuations.
Economies and financial markets throughout the world are highly interconnected. Economic, financial or political events, trading and tariff arrangements, wars, terrorism, cybersecurity events, natural disasters, public health emergencies (such as the spread of infectious disease) and other circumstances in one country or region, including actions taken by governmental or quasi-governmental authorities in response to any of the foregoing, could have impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries affected, the value and liquidity of the fund’s investments may be negatively affected by developments in other countries and regions.
The prices of, and the income generated by, securities held by the fund may also decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance, major litigation, investigations or other controversies related to the issuer, changes in government regulations affecting the issuer or its competitive environment and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.
The growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks, and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments.
Securities of issuers domiciled outside the United States, or with significant operations or revenues outside the United States, may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as nationalization, currency blockage or the imposition of price controls or punitive taxes, each of which could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the United States. Investments outside the United States may also be subject to different accounting and auditing practices and standards and different regulatory, legal and reporting requirements, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the United States may be heightened in connection with investments in emerging markets.
Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, emerging market countries tend to have less developed political, economic and legal systems and accounting and auditing practices and standards than those in developed countries. Accordingly, the governments of these countries may be less stable and more likely to intervene in the market economy, for example, by imposing capital controls, nationalizing a company or industry, placing restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or imposing punitive taxes that could adversely affect the prices of securities. Information regarding issuers in emerging markets may be limited, incomplete or inaccurate, and there may be fewer rights and remedies available to the fund and its shareholders. In addition, the economies of these countries may be dependent on relatively few industries any may be more susceptible to changes in local and global trade conditions and downturns in the world economy. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating the fund’s net asset value. Additionally, emerging markets are more likely to experience problems with the clearing and settling of trades and the holding of securities by banks, agents and depositories that are less established than those in developed countries.
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Investing in smaller companies may pose additional risks. For example, it is often more difficult to value or dispose of small company stocks and more difficult to obtain information about smaller companies than about larger companies. Furthermore, smaller companies often have limited product lines, operating histories, markets and/or financial resources, may be dependent on one or a few key persons for management, and can be more susceptible to losses. Moreover, the prices of their stocks may be more volatile than stocks of larger, more established companies, particularly during times of market turmoil.
The fund may also hold cash or cash equivalents including commercial paper and short-term securities issued by the U.S. Government, its agencies and instrumentalities. The percentage of the fund invested in such holdings varies and depends on various factors, including market conditions and purchases and redemptions of fund shares. Capital Research may determine that it is appropriate to invest a substantial portion of the fund’s assets in such instruments in response to certain circumstances, such as periods of market turmoil. For temporary defensive purposes, the fund may invest without limitation in such instruments. A larger percentage of such holdings could moderate a fund’s investment results in a period of rising market prices. Alternatively, a larger percentage of such holdings could reduce the magnitude of a fund’s loss in a period of falling market prices and provide liquidity to make additional investments or to meet redemptions.
The fund may invest in other funds managed by Capital Research or its affiliates to more effectively invest in a diversified set of securities in a specific asset class such as money market instruments, bonds and other securities (“Central Funds”). Shares of Central Funds are only offered for purchase to Capital Research and its affiliates and other funds, investment vehicles and accounts managed by Capital Research and its affiliates. When investing in Central Funds, the fund bears its proportionate share of the expenses of the Central Funds in which it invests but does not bear additional management fees through its investment in such Central Funds. The investment results of the portions of the fund’s assets invested in the Central Funds will be based upon the investment results of the Central Funds.
The fund may also lend portfolio securities to brokers, dealers and other institutions that provide cash or U.S. Treasury securities as collateral in an amount at least equal to the value of the securities loaned. Securities lending involves risks, including the risk that the loaned securities may not be returned in a timely manner or at all and/or the risk of a loss of rights in the collateral if a borrower or the lending agent defaults. These risks could be greater for non-U.S. securities. Additionally, the fund may lose money from the reinvestment of collateral received on loaned securities in investments that decline in value, default or do not perform as expected.
The fund relies on the professional judgment of Capital Research to make decisions about the fund’s portfolio investments. The basic investment philosophy of Capital Research is to seek to invest in attractively valued companies that, in its opinion, represent good, long-term investment opportunities. Capital Research believes that an important way to accomplish this is through fundamental analysis, which may include meeting with company executives and employees, suppliers, customers and competitors. Securities may be sold when Capital Research believes that they no longer represent relatively attractive investment opportunities.
In addition to the investment strategies described above, the fund has other investment practices that are described in the SAI.
American Funds Insurance Series—Washington Mutual Investors Fund
The fund’s investment objective is to produce income and to provide an opportunity for growth of principal consistent with sound common stock investing. While the fund has no present intention to do so, the fund’s board may change the fund’s investment objective without shareholder approval upon 60 days’ written notice to shareholders.
The fund is designed to provide fiduciaries, organizations, institutions and individuals with a convenient and prudent medium of investment in common stocks and securities convertible into common stocks, such as convertible bonds and debentures and convertible preferred stocks, that meet the fund’s criteria for investing. It is especially designed to serve those individuals who are charged with the responsibility of investing retirement plan trusts, other fiduciary-type reserves or family funds but who are reluctant to undertake the selection and supervision of individual stocks.
Capital Research actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and the analyses, including models, tools, and data employed by Capital Research in this process may be flawed or incorrect and may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives. The fund’s investment results will depend on the ability of Capital Research to navigate the risks discussed below.
The following describes certain of the strategies that Capital Research uses in pursuit of the fund’s objectives and corresponding risks:
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The fund strives to accomplish its objective through fundamental research, careful selection and broad diversification. In the selection of common stocks and other securities for investment, current and potential income as well as the potential for long-term capital appreciation are considered. The fund seeks to provide an above-average yield in its quarterly income distribution in relation to the S&P 500 Index (a broad, unmanaged index). The fund strives to maintain a fully invested, diversified portfolio, consisting primarily of high-quality common stocks.
The fund has an “Eligible List” of investments considered appropriate for a prudent investor seeking opportunities for income and growth of principal consistent with common stock investing. The investment adviser generates and maintains the Eligible List and selects the fund’s investments exclusively from the issuers on the Eligible List.
The prices of, and the income generated by, the common stocks and other securities held by the fund may decline—sometimes rapidly or unpredictably—due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional, or global political, social, or economic instability; governmental, governmental agency or central bank responses to economic conditions; and currency exchange rate, interest rate, and commodity price fluctuations.
Economies and financial markets throughout the world are highly interconnected. Economic, financial or political events, trading and tariff arrangements, wars, terrorism, cybersecurity events, natural disasters, public health emergencies (such as the spread of infectious disease) and other circumstances in one country or region, including actions taken by governmental or quasi-governmental authorities in response to any of the foregoing, could have impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries affected, the value and liquidity of the fund’s investments may be negatively affected by developments in other countries and regions.
The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance, major litigation, investigations or other controversies related to the issuer, changes in government regulations affecting the issuer or its competitive environment and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.
The value of the fund’s securities and income provided by the fund may be reduced by changes in the dividend policies of, and the capital resources available for dividend payments at, the companies in which the fund invests.
Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks, and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments.
Subject to the fund’s investment limitations, the fund may have significant exposure to a particular country, region, industry or sector. Such exposure may cause the fund to be more impacted by risks relating to and developments affecting the country, region, industry or sector, and thus its net asset value may be more volatile, than a fund without such levels of exposure. For example, if the fund has significant exposure in a particular country, then social, economic, regulatory or other issues that negatively affect that country may have a greater impact on the fund than on a fund that is more geographically diversified.
The fund may invest in other funds managed by Capital Research or its affiliates to more effectively invest in a diversified set of securities in a specific asset class such as money market instruments, bonds and other securities (“Central Funds”). Shares of Central Funds are only offered for purchase to Capital Research and its affiliates and other funds, investment vehicles and accounts managed by Capital Research and its affiliates. When investing in Central Funds, the fund bears its proportionate share of the expenses of the Central Funds in which it invests but does not bear additional management fees through its investment in such Central Funds. The investment results of the portions of the fund’s assets invested in the Central Funds will be based upon the investment results of the Central Funds.
The fund may also lend portfolio securities to brokers, dealers and other institutions that provide cash or U.S. Treasury securities as collateral in an amount at least equal to the value of the securities loaned. Securities lending involves risks, including the risk that the loaned securities may not be returned in a timely manner or at all and/or the risk of a loss of rights in the collateral if a borrower or the lending agent defaults. These risks could be greater for non-U.S. securities. Additionally, the fund may lose money from the reinvestment of collateral received on loaned securities in investments that decline in value, default or do not perform as expected.
The fund relies on the professional judgment of Capital Research to make decisions about the fund’s portfolio investments. The basic investment philosophy of Capital Research is to seek to invest in attractively valued securities that,
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in its opinion, represent good, long-term investment opportunities. Capital Research believes that an important way to accomplish this is through fundamental analysis, which may include meeting with company executives and employees, suppliers, customers and competitors. Securities may be sold when Capital Research believes that they no longer represent relatively attractive investment opportunities.
In addition to the investment strategies described above, the fund has other investment practices that are described in the SAI.
American Funds Insurance Series—Growth-Income Fund
The fund’s investment objectives are to achieve long-term growth of capital and income. While the fund has no present intention to do so, the fund’s board may change the fund’s investment objectives without shareholder approval upon 60 days’ written notice to shareholders.
Investors in the fund should have a long-term perspective and be able to tolerate potentially sharp declines in value.
Capital Research actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and the analyses, including models, tools, and data employed by Capital Research in this process may be flawed or incorrect and may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives. The fund’s investment results will depend on the ability of Capital Research to navigate the risks discussed below.
The following describes certain of the strategies that Capital Research uses in pursuit of the fund’s objectives and corresponding risks:
The fund invests primarily in common stocks or other equity type securities, such as preferred stocks, convertible preferred stocks and convertible bonds, that Capital Research believes demonstrate the potential for appreciation and/or dividends. Although the fund focuses on investments in medium to larger capitalization companies, the fund’s investments are not limited to a particular capitalization size. The fund may invest up to 15% of its assets, at the time of purchase, in securities of issuers domiciled outside the United States, including to a more limited extent in emerging markets. The fund is designed for investors seeking both capital appreciation and income.
The prices of, and the income generated by, the common stocks and other securities held by the fund may decline—sometimes rapidly or unpredictably—due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional, or global political, social, or economic instability; governmental, governmental agency or central bank responses to economic conditions; and currency exchange rate, interest rate, and commodity price fluctuations.
Economies and financial markets throughout the world are highly interconnected. Economic, financial or political events, trading and tariff arrangements, wars, terrorism, cybersecurity events, natural disasters, public health emergencies (such as the spread of infectious disease) and other circumstances in one country or region, including actions taken by governmental or quasi-governmental authorities in response to any of the foregoing, could have impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries affected, the value and liquidity of the fund’s investments may be negatively affected by developments in other countries and regions.
The prices of, and the income generated by, securities held by the fund may also decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance, major litigation, investigations or other controversies related to the issuer, changes in government regulations affecting the issuer or its competitive environment and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.
The growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks, and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments. The value of the fund’s securities and income provided by the fund may be reduced by changes in the dividend policies of, and the capital resources available for dividend payments at, the companies in which the fund invests.
Securities of issuers domiciled outside the United States, or with significant operations or revenues outside the United States, may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as
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nationalization, currency blockage or the imposition of price controls or punitive taxes, each of which could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the United States. Investments outside the United States may also be subject to different accounting and auditing practices and standards and different regulatory, legal and reporting requirements, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the United States may be heightened in connection with investments in emerging markets.
The fund may also invest in bonds and other debt securities. The prices of, and income generated by, bonds and other debt securities held by the fund may be affected by factors such as the interest rates, maturities and credit ratings of these securities. Rising interest rates will generally cause the prices of bonds and other debt securities to fall. A general rise in interest rates may cause investors to sell debt securities on a large scale, which could also adversely affect the price and liquidity of debt securities and could also result in increased redemptions from the fund. Falling interest rates may cause an issuer to redeem, call, or refinance a debt security before its stated maturity, which may result in the fund failing to recoup the full amount of its initial investment and having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.
Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer or guarantor will weaken or be perceived to be weaker, and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. A downgrade or default affecting any of the fund’s securities could cause the value of the fund’s shares to decrease. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. Capital Research relies on its own credit analysts to research issuers and issues in seeking to assess credit and default risks.
The fund may hold cash or cash equivalents, including commercial paper and short-term securities issued by the U.S. Government, its agencies and instrumentalities. The percentage of the fund invested in such holdings varies and depends on various factors, including market conditions and purchases and redemptions of fund shares. Capital Research may determine that it is appropriate to invest a substantial portion of the fund’s assets in such instruments in response to certain circumstances, such as periods of market turmoil. For temporary defensive purposes, the fund may invest without limitation in such instruments. A larger percentage of such holdings could moderate a fund’s investment results in a period of rising market prices. Alternatively, a larger percentage of such holdings could reduce the magnitude of a fund’s loss in a period of falling market prices and provide liquidity to make additional investments or to meet redemptions.
The fund may invest in other funds managed by Capital Research or its affiliates to more effectively invest in a diversified set of securities in a specific asset class such as money market instruments, bonds and other securities (“Central Funds”). Shares of Central Funds are only offered for purchase to Capital Research and its affiliates and other funds, investment vehicles and accounts managed by Capital Research and its affiliates. When investing in Central Funds, the fund bears its proportionate share of the expenses of the Central Funds in which it invests but does not bear additional management fees through its investment in such Central Funds. The investment results of the portions of the fund’s assets invested in the Central Funds will be based upon the investment results of the Central Funds.
The fund may also lend portfolio securities to brokers, dealers and other institutions that provide cash or U.S. Treasury securities as collateral in an amount at least equal to the value of the securities loaned. Securities lending involves risks, including the risk that the loaned securities may not be returned in a timely manner or at all and/or the risk of a loss of rights in the collateral if a borrower or the lending agent defaults. These risks could be greater for non-U.S. securities. Additionally, the fund may lose money from the reinvestment of collateral received on loaned securities in investments that decline in value, default or do not perform as expected.
The fund relies on the professional judgment of Capital Research to make decisions about the fund’s portfolio investments. The basic investment philosophy of Capital Research is to seek to invest in attractively valued companies that, in its opinion, represent good, long-term investment opportunities. Capital Research believes that an important way to accomplish this is through fundamental analysis, which may include meeting with company executives and employees, suppliers, customers and competitors. Securities may be sold when Capital Research believes that they no longer represent relatively attractive investment opportunities.
In addition to the investment strategies described above, the fund has other investment practices that are described in the SAI.
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American Funds Insurance Series—The Bond Fund of America
The fund’s investment objective is to provide as high a level of current income as is consistent with the preservation of capital. While the fund has no present intention to do so, the fund’s board may change the fund’s investment objective without shareholder approval upon 60 days’ written notice to shareholders.
Capital Research actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and the analyses, including models, tools, and data employed by Capital Research in this process may be flawed or incorrect and may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives. The fund’s investment results will depend on the ability of Capital Research to navigate the risks discussed below.
The following describes certain of the strategies that Capital Research uses in pursuit of the fund’s objective and the corresponding risks:
The fund seeks to maximize current income and preserve capital by investing primarily in bonds. Normally the fund invests at least 80% of its assets in bonds and other debt securities, which may be represented by derivatives. The fund invests at least 60% of its assets in debt securities (excluding derivatives) rated A3 or better or A- or better by Nationally Recognized Statistical Ratings Organizations designated by Capital Research, or in debt securities that are unrated but determined to be of equivalent quality by Capital Research, and in U.S. government securities, money market instruments, cash or cash equivalents.
The fund may invest in debt securities and mortgage-backed securities issued by government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government. The fund may invest in debt securities of any maturity or duration. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates.
The fund may invest in inflation-linked bonds issued by U.S. and non-U.S. governments, their agencies or instrumentalities, and corporations. Inflation-linked bonds are structured to protect against inflation by linking the bond’s principal and interest payments to an inflation index, such as the Consumer Price Index for Urban Consumers, so that principal and interest adjust to reflect changes in the index.
The prices of, and the income generated by, the securities held by the fund may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental, governmental agency or central bank responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.
Economies and financial markets throughout the world are highly interconnected. Economic, financial or political events, trading and tariff arrangements, wars, terrorism, cybersecurity events, natural disasters, public health emergencies (such as the spread of infectious disease) and other circumstances in one country or region, including actions taken by governmental or quasi-governmental authorities in response to any of the foregoing, could have impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries affected, the value and liquidity of the fund’s investments may be negatively affected by developments in other countries and regions.
The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance, major litigation, investigations or other controversies related to the issuer, changes in government regulations affecting the issuer or its competitive environment and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.
The prices of, and the income generated by, bonds and other debt securities held by the fund may be affected by factors such as the interest rates, maturities and credit ratings of these securities.
Rising interest rates will generally cause the prices of bonds and other debt securities to fall. A general rise in interest rates may cause investors to sell debt securities on a large scale, which could also adversely affect the price and liquidity of debt securities and could also result in increased redemptions from the fund. Falling interest rates may cause an issuer to redeem, call, or refinance a debt security before its stated maturity, which may result in the fund failing to recoup the full amount of its initial investment and having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.
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Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer or guarantor will weaken or be perceived to be weaker, and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. A downgrade or default affecting any of the fund’s securities could cause the value of the fund’s shares to decrease. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. Capital Research relies on its own credit analysts to research issuers and issues in seeking to assess credit and default risks.
Mortgage-related securities, such as mortgage-backed securities and other asset-backed securities, include debt obligations that represent interests in pools of mortgages or other income-bearing assets, such as residential mortgage loans, home equity loans, mortgages on commercial buildings, consumer loans and equipment leases. While such securities are subject to the risks associated with investments in debt instruments generally (for example, credit, extension and interest rate risks), they are also subject to other and different risks. Mortgage-backed and other asset-backed securities are subject to changes in the payment patterns of borrowers of the underlying debt, potentially increasing the volatility of the securities and the fund’s net asset value. When interest rates fall, borrowers are more likely to refinance or prepay their debt before its stated maturity. This may result in the fund having to reinvest the proceeds in lower yielding securities, effectively reducing the fund’s income. Conversely, if interest rates rise and borrowers repay their debt more slowly than expected, the time in which the mortgage-backed and other asset-backed securities are paid off could be extended, reducing the fund’s cash available for reinvestment in higher yielding securities. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations and the value of property that secures the mortgages may decline in value and be insufficient, upon foreclosure, to repay the associated loans. Investments in asset-backed securities are subject to similar risks, as well as additional risks associated with the assets underlying those securities.
Securities backed by the U.S. Treasury or the full faith and credit of the U.S. Government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates and the credit rating of the U.S. Government. Securities issued by government sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. Government are neither issued nor guaranteed by the U.S. Government.
Certain fund holdings may be or may become difficult or impossible to sell, particularly during times of market turmoil. Liquidity may be impacted by the lack of an active market for a holding, legal or contractual restrictions on resale, or the reduced number and capacity of market participants to make a market in such holding. Market prices for less liquid or illiquid holdings may be volatile, and reduced liquidity may have an adverse impact on the market price of such holdings. Additionally, the sale of less liquid or illiquid holdings may involve substantial delays (including delays in settlement) and additional costs and the fund may be unable to sell such holdings when necessary to meet its liquidity needs or may be forced to sell at a loss.
Securities of issuers domiciled outside the United States, or with significant operations or revenues outside the United States, may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as nationalization, currency blockage or the imposition of price controls or punitive taxes, each of which could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the United States. Investments outside the United States may also be subject to different accounting and auditing practices and standards and different regulatory, legal and reporting requirements, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the United States may be heightened in connection with investments in emerging markets.
The fund may enter into contracts, such as to-be-announced contracts and mortgage dollar rolls, that involve the fund selling mortgage-related securities and simultaneously contracting to repurchase similar securities for delivery at a future date at a predetermined price. This can increase the fund’s market exposure, and the market price of the securities that the fund contracts to repurchase could drop below their purchase price. While the fund can preserve and generate capital through the use of such contracts by, for example, realizing the difference between the sale price and the future purchase price, the income generated by the fund may be reduced by engaging in such transactions. In addition, these transactions increase the turnover rate of the fund.
B-149

The values of inflation-linked bonds generally fluctuate in response to changes in real interest rates—i.e., rates of interest after factoring in inflation. A rise in real interest rates may cause the prices of inflation-linked securities to fall, while a decline in real interest rates may cause the prices to increase. Inflation-linked bonds may experience greater losses than other debt securities with similar durations when real interest rates rise faster than nominal interest rates. There can be no assurance that the value of an inflation-linked security will be directly correlated to changes in interest rates; for example, if interest rates rise for reasons other than inflation, the increase may not be reflected in the security’s inflation measure.
Investing in inflation-linked bonds may also reduce the fund’s distributable income during periods of deflation. If prices for goods and services decline throughout the economy, the principal and income on inflation-linked securities may decline and result in losses to the fund.
The use of derivatives involves a variety of risks, which may be different from, or greater than, the risks associated with investing in traditional securities, such as stocks and bonds. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a derivative instrument may expose the fund to losses in excess of its initial investment. Derivatives may be difficult to value, difficult for the fund to buy or sell at an opportune time or price and difficult, or even impossible, to terminate or otherwise offset. The fund’s use of derivatives may result in losses to the fund, and investing in derivatives may reduce the fund’s returns and increase the fund’s price volatility. The fund’s counterparty to a derivative transaction (including, if applicable, the fund’s clearing broker, the derivatives exchange or the clearinghouse) may be unable or unwilling to honor its financial obligations in respect of the transaction. In certain cases, the fund may be hindered or delayed in exercising remedies against or closing out derivative instruments with a counterparty, which may result in additional losses.
The values and liquidity of the securities held by the fund may be affected by changing interest rates. For example, the values of these securities may decline when interest rates rise and increase when interest rates fall. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities. The fund may invest in variable and floating rate securities. When the fund holds variable or floating rate securities, a decrease in market interest rates will adversely affect the income received from such securities and the net asset value of the fund’s shares. Although the values of such securities are generally less sensitive to interest rate changes than those of other debt securities, the value of variable and floating rate securities may decline if their interest rates do not rise as quickly, or as much, as market interest rates. Conversely, floating rate securities will not generally increase in value if interest rates decline. During periods of extremely low short-term interest rates, the fund may not be able to maintain a positive yield and, given the current low interest rate environment, risks associated with rising rates are currently heightened.
The fund may hold cash or cash equivalents including commercial paper and short-term securities issued by the U.S. Government, its agencies and instrumentalities. The percentage of the fund invested in such holdings varies and depends on various factors, including market conditions and purchases and redemptions of fund shares. Capital Research may determine that it is appropriate to invest a substantial portion of the fund’s assets in such instruments in response to certain circumstances, such as periods of market turmoil. For temporary defensive purposes, the fund may invest without limitation in such instruments. A larger percentage of such holdings could moderate a fund’s investment results in a period of rising market prices. Alternatively, a larger percentage of such holdings could reduce the magnitude of a fund’s loss in a period of falling market prices and provide liquidity to make additional investments or to meet redemptions.
The fund may invest in other funds managed by Capital Research or its affiliates to more effectively invest in a diversified set of securities in a specific asset class such as money market instruments, bonds and other securities (“Central Funds”). Shares of Central Funds are only offered for purchase to Capital Research and its affiliates and other funds, investment vehicles and accounts managed by Capital Research and its affiliates. When investing in Central Funds, the fund bears its proportionate share of the expenses of the Central Funds in which it invests but does not bear additional management fees through its investment in such Central Funds. The investment results of the portions of the fund’s assets invested in the Central Funds will be based upon the investment results of the Central Funds.
The fund relies on the professional judgment of Capital Research to make decisions about the fund’s portfolio investments. The basic investment philosophy of Capital Research is to seek to invest in attractively priced securities that, in its opinion, represent good, long-term investment opportunities. Capital Research believes that an important way to accomplish this is through fundamental research, which may include analysis of credit quality, general economic conditions and various quantitative measures and, in the case of corporate obligations, meeting with company executives and employees, suppliers, customers and competitors. Securities may be sold when Capital Research believes that they no longer represent relatively attractive investment opportunities.
B-150

In addition to the investment strategies described above, the fund has other investment practices that are described in the SAI.
B-151

PART C

Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C to this Registration Statement.

PART C: OTHER INFORMATION

Item 28:	Exhibits

Exhibit A:

(1) Second Amended and Restated Agreement and Declaration of Trust of the MML Series Investment Fund (the “Trust” or “Registrant”) dated December 15, 2011.(22)

Exhibit B:

(1) Bylaws of the Trust dated January 5, 2012.(22)

(2) Amendment No. 1 to the Bylaws dated August 14, 2013.(25)

(3) Amendment No. 2 to the Bylaws dated August 7, 2014.(28)

(4) Amendment No. 3 to Bylaws dated May 1, 2021 is filed herein as Exhibit B(4).

Exhibit C:

Please refer to Article V of the Trust’s Second Amended and Restated Agreement and Declaration of Trust (See Exhibit A).

Exhibit D:

(1) Investment Management Agreement between the Trust and Massachusetts Mutual Life Insurance Company (“MassMutual”) (assigned to MML Investment Advisers, LLC (“MML Advisers”) on April 1, 2014) relating to the MML Conservative Allocation Fund dated as of December 15, 2011.(22)

(2) Investment Management Agreement between the Trust and MassMutual (assigned to MML Advisers on April 1, 2014) relating to the MML Balanced Allocation Fund dated as of December 15, 2011.(22)

(3) Investment Management Agreement between the Trust and MassMutual (assigned to MML Advisers on April 1, 2014) relating to the MML Moderate Allocation Fund dated as of December 15, 2011.(22)

(4) Investment Management Agreement between the Trust and MassMutual (assigned to MML Advisers on April 1, 2014) relating to the MML Growth Allocation Fund dated as of December 15, 2011.(22)

(5) Investment Management Agreement between the Trust and MassMutual (assigned to MML Advisers on April 1, 2014) relating to the MML Aggressive Allocation Fund dated as of December 15, 2011.(22)

(6) Investment Management Agreement between the Trust and MassMutual (assigned to MML Advisers on April 1, 2014) relating to the MML Blue Chip Growth Fund dated as of December 15, 2011.(22)

(7) Amendment to Investment Management Agreement between the Trust and MassMutual (assigned to MML Advisers on April 1, 2014) relating to the MML Blue Chip Growth Fund dated as of June 1, 2012.(23)

(8) Amendment Two to Investment Management Agreement between the Trust and MassMutual (assigned to MML Advisers on April 1, 2014) relating to the MML Blue Chip Growth Fund dated as of June 1, 2013.(26)

(9) Investment Management Agreement between the Trust and MassMutual (assigned to MML Advisers on April 1, 2014) relating to the MML Equity Income Fund dated as of December 15, 2011.(22)

(10) Amendment to Investment Management Agreement between the Trust and MassMutual (assigned to MML Advisers on April 1, 2014) relating to the MML Equity Income Fund dated as of June 1, 2012.(23)

(11) Amendment Two to Investment Management Agreement between the Trust and MassMutual (assigned to MML Advisers on April 1, 2014) relating to the MML Equity Income Fund dated as of June 1, 2013.(26)

(12) Amendment Three to Investment Management Agreement between the Trust and MassMutual (assigned to MML Advisers on April 1, 2014) relating to the MML Equity Income Fund dated as of January 1, 2016.(30)

(13) Investment Management Agreement between the Trust and MassMutual (assigned to MML Advisers on April 1, 2014) relating to the MML Equity Index Fund dated as of December 15, 2011.(22)

(14) Amendment to Investment Management Agreement between the Trust and MassMutual (assigned to MML Advisers on April 1, 2014) relating to the MML Equity Index Fund dated as of June 1, 2012.(23)

(15) Amendment Two to Investment Management Agreement between the Trust and MassMutual (assigned to MML Advisers on April 1, 2014) relating to the MML Equity Index Fund dated as of January 1, 2016.(30)

(16) Investment Management Agreement between the Trust and MassMutual (assigned to MML Advisers on April 1, 2014) relating to the MML Focused Equity Fund dated as of December 6, 2011.(21)

(17) Amendment to Investment Management Agreement between the Trust and MassMutual (assigned to MML Advisers on April 1, 2014) relating to the MML Focused Equity Fund dated as of June 1, 2013.(26)

(18) Amendment Two to Investment Management Agreement between the Trust and MassMutual (assigned to MML Advisers on April 1, 2014) relating to the MML Focused Equity Fund dated as of May 1, 2015.(29)

(19) Investment Management Agreement between the Trust and MassMutual (assigned to MML Advisers on April 1, 2014) relating to the MML Foreign Fund dated as of December 15, 2011.(22)

(20) Amendment to Investment Management Agreement between the Trust and MassMutual (assigned to MML Advisers on April 1, 2014) relating to the MML Foreign Fund dated as of June 1, 2012.(23)

(21) Amendment Two to Investment Management Agreement between the Trust and MassMutual (assigned to MML Advisers on April 1, 2014) relating to the MML Foreign Fund dated July 1, 2020 is filed herein as Exhibit D(21).

(22) Investment Management Agreement between the Trust and MassMutual (assigned to MML Advisers on April 1, 2014) relating to the MML Fundamental Growth Fund (now known as the MML Fundamental Equity Fund) dated as of December 6, 2011.(21)

(23) Amendment to Investment Management Agreement between the Trust and MassMutual (assigned to MML Advisers on April 1, 2014) relating to the MML Fundamental Growth Fund (now known as the MML Fundamental Equity Fund) dated as of June 1, 2013.(26)

(24) Amendment Two to Investment Management Agreement between the Trust and MassMutual (assigned to MML Advisers on April 1, 2014) relating to the MML Fundamental Growth Fund (now known as the MML Fundamental Equity Fund) dated as of May 1, 2015.(29)

(25) Amendment Three to Investment Management Agreement between the Trust and MassMutual (assigned to MML Advisers on April 1, 2014) relating to the MML Fundamental Growth Fund (now known as the MML Fundamental Equity Fund) dated as of June 1, 2015.(30)

(26) Amendment Four to Investment Management Agreement between the Trust and MassMutual (assigned to MML Advisers on April 1, 2014) relating to the MML Fundamental Growth Fund (now known as the MML Fundamental Equity Fund) dated as of July 1, 2020 is filed herein as Exhibit D(26).

(27) Investment Management Agreement between the Trust and MassMutual (assigned to MML Advisers on April 1, 2014) relating to the MML Fundamental Value Fund dated as of December 15, 2011.(22)

(28) Amendment to Investment Management Agreement between the Trust and MassMutual (assigned to MML Advisers on April 1, 2014) relating to the MML Fundamental Value Fund dated as of June 1, 2012.(23)

(29) Amendment Two to Investment Management Agreement between the Trust and MassMutual (assigned to MML Advisers on April 1, 2014) relating to the MML Fundamental Value Fund dated as of June 1, 2013.(26)

(30) Amendment Three to Investment Management Agreement between the Trust and MassMutual (assigned to MML Advisers on April 1, 2014) relating to the MML Fundamental Value Fund dated as of May 1, 2015.(29)

(31) Investment Management Agreement between the Trust and MassMutual (assigned to MML Advisers on April 1, 2014) relating to the MML Global Fund dated as of December 15, 2011.(22)

(32) Amendment to Investment Management Agreement between the Trust and MassMutual (assigned to MML Advisers on April 1, 2014) relating to the MML Global Fund dated as of June 1, 2013.(26)

(33) Amendment Two to Investment Management Agreement between the Trust and MassMutual (assigned to MML Advisers on April 1, 2014) relating to the MML Global Fund dated as of January 1, 2016.(30)

(34) Investment Management Agreement between the Trust and MassMutual (assigned to MML Advisers on April 1, 2014) relating to the MML Growth & Income Fund dated as of December 15, 2011.(22)

(35) Amendment to Investment Management Agreement between the Trust and MassMutual (assigned to MML Advisers on April 1, 2014) relating to the MML Growth & Income Fund dated as of June 1, 2015.(30)

(36) Investment Management Agreement between the Trust and MassMutual (assigned to MML Advisers on April 1, 2014) relating to the MML Income & Growth Fund dated as of December 15, 2011.(22)

(37) Amendment to Investment Management Agreement between the Trust and MassMutual (assigned to MML Advisers on April 1, 2014) relating to the MML Income & Growth Fund dated as of June 1, 2013.(26)

(38) Amendment Two to Investment Management Agreement between the Trust and MassMutual (assigned to MML Advisers on April 1, 2014) relating to the MML Income & Growth Fund dated as of January 1, 2016.(30)

(39) Investment Management Agreement between the Trust and MassMutual (assigned to MML Advisers on April 1, 2014) relating to the MML International Equity Fund dated as of December 31, 2013.(26)

(40) Amendment One to Investment Management Agreement between the Trust and MassMutual (assigned to MML Advisers on April 1, 2014) relating to the MML International Equity Fund dated as of May 1, 2015.(29)

(41) Amendment Two to Investment Management Agreement between the Trust and MassMutual (assigned to MML Advisers on April 1, 2014) relating to the MML International Equity Fund dated as of June 1, 2015.(30)

(42) Investment Management Agreement between the Trust and MassMutual (assigned to MML Advisers on April 1, 2014) relating to the MML Large Cap Growth Fund dated as of December 15, 2011.(22)

(43) Amendment to Investment Management Agreement between the Trust and MassMutual (assigned to MML Advisers on April 1, 2014) relating to the MML Large Cap Growth Fund dated as of June 1, 2013.(26)

(44) Amendment Two to Investment Management Agreement between the Trust and MassMutual (assigned to MML Advisers on April 1, 2014) relating to the MML Large Cap Growth Fund dated as of January 1, 2016.(30)

(45) Investment Management Agreement between the Trust and MassMutual (assigned to MML Advisers on April 1, 2014) relating to the MML Large Cap Value Fund (now known as the MML Managed Volatility Fund) dated as of December 15, 2011.(22)

(46) Amendment to Investment Management Agreement between the Trust and MassMutual (assigned to MML Advisers on April 1, 2014) relating to the MML Large Cap Value Fund (now known as the MML Managed Volatility Fund) dated as of May 1, 2013.(24)

(47) Investment Management Agreement between the Trust and MassMutual (assigned to MML Advisers on April 1, 2014) relating to the MML Mid Cap Growth Fund dated as of December 15, 2011.(22)

(48) Amendment to Investment Management Agreement between the Trust and MassMutual (assigned to MML Advisers on April 1, 2014) relating to the MML Mid Cap Growth Fund dated as of June 1, 2013.(26)

(49) Amendment Two to Investment Management Agreement between the Trust and MassMutual (assigned to MML Advisers on April 1, 2014) relating to the MML Mid Cap Growth Fund dated as of January 1, 2016.(30)

(50) Investment Management Agreement between the Trust and MassMutual (assigned to MML Advisers on April 1, 2014) relating to the MML Mid Cap Value Fund dated as of December 15, 2011.(22)

(51) Amendment to Investment Management Agreement between the Trust and MassMutual (assigned to MML Advisers on April 1, 2014) relating to the MML Mid Cap Value Fund dated as of June 1, 2013.(26)

(52) Amendment Two to Investment Management Agreement between the Trust and MassMutual (assigned to MML Advisers on April 1, 2014) relating to the MML Mid Cap Value Fund dated as of January 1, 2016.(30)

(53) Investment Management Agreement between the Trust and MassMutual (assigned to MML Advisers on April 1, 2014) relating to the MML Small Cap Growth Equity Fund dated as of December 15, 2011.(22)

(54) Amendment to Investment Management Agreement between the Trust and MassMutual (assigned to MML Advisers on April 1, 2014) relating to the MML Small Cap Growth Equity Fund dated as of May 1, 2013.(24)

(55) Investment Management Agreement between the Trust and MassMutual (assigned to MML Advisers on April 1, 2014) relating to the MML Small Company Value Fund dated as of December 15, 2011.(22)

(56) Amendment to Investment Management Agreement between the Trust and MassMutual (assigned to MML Advisers on April 1, 2014) relating to the MML Small Company Value Fund dated as of June 1, 2013.(26)

(57) Amendment Two to Investment Management Agreement between the Trust and MassMutual (assigned to MML Advisers on April 1, 2014) relating to the MML Small Company Value Fund dated as of June 1, 2015.(30)

(58) Investment Management Agreement between the Trust and MassMutual (assigned to MML Advisers on April 1, 2014) relating to the MML Small/Mid Cap Value Fund dated as of December 15, 2011.(22)

(59) Amendment to Investment Management Agreement between the Trust and MassMutual (assigned to MML Advisers on April 1, 2014) relating to the MML Small/Mid Cap Value Fund dated as of June 1, 2015.(30)

(60) Investment Management Agreement between the Trust and MassMutual (assigned to MML Advisers on April 1, 2014) relating to the MML PIMCO Total Return Fund (now known as the MML Total Return Bond Fund) dated as of December 15, 2011.(22)

(61) Amendment to Investment Management Agreement between the Trust and MassMutual (assigned to MML Advisers on April 1, 2014) relating to the MML PIMCO Total Return Fund (now known as the MML Total Return Bond Fund) dated as of June 1, 2013.(26)

(62) Amendment Two to Investment Management Agreement between the Trust and MassMutual (assigned to MML Advisers on April 1, 2014) relating to the MML PIMCO Total Return Fund (now known as the MML Total Return Bond Fund) dated as of May 1, 2015.(29)

(63) Amendment Three to Investment Management Agreement between the Trust and MassMutual (assigned to MML Advisers on April 1, 2014) relating to the MML PIMCO Total Return Fund (now known as the MML Total Return Bond Fund) dated as of June 1, 2016.(31)

(64) Investment Management Agreement between the Trust and MassMutual (assigned to MML Advisers on April 1, 2014) relating to the MML American Funds Core Allocation Fund dated as of December 15, 2011.(22)

(65) Amendment One to Investment Management Agreement between the Trust and MassMutual (assigned to MML Advisers on April 1, 2014) relating to the MML American Funds Core Allocation Fund dated as of January 1, 2016.(30)

(66) Investment Management Agreement between the Trust and MassMutual (assigned to MML Advisers on April 1, 2014) relating to the MML American Funds Growth Fund dated as of December 15, 2011.(22)

(67) Amendment One to Investment Management Agreement between the Trust and MassMutual (assigned to MML Advisers on April 1, 2014) relating to the MML American Funds Growth Fund dated as of January 1, 2016.(30)

(68) Investment Management Agreement between the Trust and MassMutual (assigned to MML Advisers on April 1, 2014) relating to the MML American Funds International Fund dated as of December 15, 2011.(22)

(69) Amendment One to Investment Management Agreement between the Trust and MassMutual (assigned to MML Advisers on April 1, 2014) relating to the MML American Funds International Fund dated as of January 1, 2016.(30)

(70) Investment Subadvisory Agreement between MML Advisers and T. Rowe Price Associates, Inc. relating to the MML Blue Chip Growth Fund dated as of February 1, 2017.(31)

(71) Side Letter to Investment Subadvisory Agreement between MML Advisers and T. Rowe Price Associates, Inc. relating to the MML Blue Chip Growth Fund dated as of February 1, 2017.(31)

(72) Amendment One to Investment Subadvisory Agreement between MML Advisers and T. Rowe Price Associates, Inc. relating to the MML Blue Chip Growth Fund dated as of October 1, 2017.(33)

(73) Amendment Two to Investment Subadvisory Agreement between MML Advisers and T. Rowe Price Associates, Inc. relating to the MML Blue Chip Growth Fund dated as of April 1, 2019.(36)

(74) Form of Amendment Three to Investment Subadvisory Agreement between MML Advisers and T. Rowe Price Associates, Inc. relating to the MML Blue Chip Growth Fund dated as of [ ] [ ], 2021 is filed herein as Exhibit D(74).

(75) Investment Subadvisory Agreement between MML Advisers and T. Rowe Price Associates, Inc. relating to the MML Equity Income Fund dated as of February 1, 2017.(31)

(76) Side Letter to Investment Subadvisory Agreement between MML Advisers and T. Rowe Price Associates, Inc. relating to the MML Equity Income Fund dated as of February 1, 2017.(31)

(77) Amendment #1 to Investment Subadvisory Agreement between MML Advisers and T. Rowe Price Associates, Inc. relating to the MML Equity Income Fund dated as of March 28, 2017.(32)

(78) Amendment Two to Investment Subadvisory Agreement between MML Advisers and T. Rowe Price Associates, Inc. relating to the MML Equity Income Fund dated as of October 1, 2017.(33)

(79) Amendment Three to Investment Subadvisory Agreement between MML Advisers and T. Rowe Price Associates, Inc. relating to the MML Equity Income Fund dated as of January 1, 2019.(35)

(80) Investment Subadvisory Agreement between MassMutual (assigned to MML Advisers on April 1, 2014) and Northern Trust Investments, Inc. relating to the MML Equity Index Fund dated as of August 15, 2011.(20)

(81) Investment Subadvisory Agreement between MML Advisers and Wellington Management Company LLP relating to the MML Focused Equity Fund dated as of May 1, 2017.(32)

(82) Investment Subadvisory Agreement between MML Advisers and Thompson, Siegel & Walmsley LLC relating to the MML Foreign Fund dated as of January 7, 2020.(37)

(83) Investment Subadvisory Agreement between MML Advisers and Invesco Advisers, Inc. relating to the MML Fundamental Equity Fund dated as of March 2, 2020.(37)

(84) Investment Subadvisory Agreement between MML Advisers and Boston Partners Global Investors, Inc. relating to the MML Fundamental Value Fund dated as of February 5, 2019.(35)

(85) Investment Subadvisory Agreement between MassMutual (assigned to MML Advisers on April 1, 2014) and Massachusetts Financial Services Company relating to the MML Global Fund dated as of March 1, 2014.(27)

(86) Side Letter to Investment Subadvisory Agreement between MassMutual (assigned to MML Advisers on April 1, 2014) and Massachusetts Financial Services Company relating to the MML Global Fund dated as of September 14, 2017.(33)

(87) Amendment One to Investment Subadvisory Agreement between MassMutual (assigned to MML Advisers on April 1, 2014) and Massachusetts Financial Services Company relating to the MML Global Fund dated as of October 1, 2017.(33)

(88) Amendment Two to Investment Subadvisory Agreement between MassMutual (assigned to MML Advisers on April 1, 2014) and Massachusetts Financial Services Company relating to the MML Global Fund dated as of October 1, 2019.(37)

(89) Investment Subadvisory Agreement between MassMutual (assigned to MML Advisers on April 1, 2014) and Massachusetts Financial Services Company relating to the MML Growth & Income Fund dated as of March 1, 2014.(27)

(90) Side Letter to Investment Subadvisory Agreement between MassMutual (assigned to MML Advisers on April 1, 2014) and Massachusetts Financial Services Company relating to the MML Growth & Income Fund dated as of September 14, 2017.(33)

(91) Amendment One to Investment Subadvisory Agreement between MassMutual (assigned to MML Advisers on April 1, 2014) and Massachusetts Financial Services Company relating to the MML Growth & Income Fund dated as of October 1, 2017.(33)

(92) Investment Subadvisory Agreement between MML Advisers and Barrow, Hanley, Mewhinney & Strauss, LLC relating to the MML Income & Growth Fund dated as of November 17, 2020 is filed herein as Exhibit D(92).

(93) Investment Subadvisory Agreement between MassMutual (assigned to MML Advisers on April 1, 2014) and Harris Associates L.P. relating to the MML International Equity Fund dated as of December 31, 2013.(26)

(94) Investment Subadvisory Agreement between MML Advisers and Loomis, Sayles & Company, L.P. relating to the MML Large Cap Growth Fund dated as of December 7, 2016.(31)

(95) Investment Subadvisory Agreement between MassMutual (assigned to MML Advisers on April 1, 2014) and Gateway Investment Advisers, LLC relating to the MML Managed Volatility Fund dated as of April 29, 2013.(24)

(96) Investment Subadvisory Agreement between MML Advisers and T. Rowe Price Associates, Inc. relating to the MML Mid Cap Growth Fund dated as of February 1, 2017.(31)

(97) Side Letter to Investment Subadvisory Agreement between MML Advisers and T. Rowe Price Associates, Inc. relating to the MML Mid Cap Growth Fund dated as of February 1, 2017.(31)

(98) Investment Subadvisory Agreement between MML Advisers and Wellington Management Company LLP relating to the MML Mid Cap Growth Fund dated as of January 7, 2020.(37)

(99) Investment Subadvisory Agreement between MassMutual (assigned to MML Advisers on April 1, 2014) and American Century Investment Management, Inc. relating to the MML Mid Cap Value Fund dated as of June 1, 2012.(23)

(100) Amendment One to Investment Subadvisory Agreement between MassMutual (assigned to MML Advisers on April 1, 2014) and American Century Investment Management, Inc. relating to the MML Mid Cap Value Fund dated as of June 1, 2016.(31)

(101) Amendment Two to Investment Subadvisory Agreement between MassMutual (assigned to MML Advisers on April 1, 2014) and American Century Investment Management, Inc. relating to the MML Mid Cap Value Fund dated as of June 20, 2019.(37)

(102) Investment Subadvisory Agreement between MassMutual (assigned to MML Advisers on April 1, 2014) and Wellington Management Company, LLP (now known as Wellington Management Company LLP) relating to the MML Small Cap Growth Equity Fund dated as of December 6, 2011.(21)

(103) Amendment One to Investment Subadvisory Agreement between MassMutual (assigned to MML Advisers on April 1, 2014) and Wellington Management Company, LLP (now known as Wellington Management Company LLP) relating to the MML Small Cap Growth Equity Fund dated as of October 1, 2020 is filed herein as Exhibit D(103).

(104) Investment Subadvisory Agreement between MML Advisers and T. Rowe Price Associates, Inc. relating to the MML Small Company Value Fund dated as of February 1, 2017.(31)

(105) Side Letter to Investment Subadvisory Agreement between MML Advisers and T. Rowe Price Associates, Inc. relating to the MML Small Company Value Fund dated as of February 1, 2017.(31)

(106) Investment Subadvisory Agreement between MML Advisers and AllianceBernstein L.P. relating to the MML Small/Mid Cap Value Fund dated as of November 13, 2019.(37)

(107) Investment Subadvisory Agreement between MML Advisers and Metropolitan West Asset Management, LLC relating to the MML Total Return Bond Fund dated as of December 16, 2014.(28)

(108) Form of Amendment One to Investment Subadvisory Agreement between MML Advisers and Metropolitan West Asset Management, LLC relating to the MML Total Return Bond Fund dated as of [ ] [ ], 2021 is filed herein as Exhibit D(108).

(109) Instrument of Assignment between MassMutual and MML Advisers dated as of April 1, 2014.(27)

Exhibit E:

Distribution Agreement between the Trust and MML Distributors, LLC dated as of August 15, 2008.(8)

Exhibit F:

Amended and Restated Deferred Compensation Plan for Trustees of the Trust dated as of January 1, 2009.(11)

Exhibit G:

(1) Amended, Restated and Consolidated Custodian Agreement between the Trust and State Street Bank and Trust Company (“State Street”) dated as of January 1, 2008.(6)

(2) Second Amendment to the Amended, Restated and Consolidated Custodian Agreement between the Trust and State Street dated as of January 1, 2011.(20)

(3) Third Amendment to the Amended, Restated and Consolidated Custodian Agreement between the Trust and State Street dated as of September 16, 2013.(25)

(4) Fourth Amendment to the Amended, Restated and Consolidated Custodian Agreement between the Trust and State Street dated as of April 1, 2014.(27)

(5) Fifth Amendment to the Amended, Restated and Consolidated Custodian Agreement between the Trust and State Street dated as of October 30, 2017.(33)

(6) Appendix A to the Amended, Restated and Consolidated Custodian Agreement between the Trust and State Street dated as of May 1, 2021 is filed herein as Exhibit G(6).

(7) Amended, Restated and Consolidated Delegation Agreement between the Trust and State Street dated as of January 1, 2008.(33)

(8) First Amendment to the Amended, Restated and Consolidated Delegation Agreement between the Trust and State Street dated as of October 30, 2017.(33)

(9) Appendix A to the Amended, Restated and Consolidated Delegation Agreement between the Trust and State Street dated as of May 1, 2021 is filed herein as Exhibit G(9).

Exhibit H:

(1) Amended and Restated Administrative and Shareholder Services Agreement between MML Advisers and the Trust dated as of May 1, 2015.(29)

(2) Amendment to the Amended and Restated Administrative and Shareholder Services Agreement between MML Advisers and the Trust dated as of December 16, 2020 is filed herein as Exhibit H(2).

(3) Amended and Restated Sub-Administrative Services and Shareholder Services Agreement between MML Advisers and MassMutual dated as of January 9, 2015.(28)

(4) Amendment to the Amended and Restated Sub-Administrative Services and Shareholder Services Agreement between MML Advisers and MassMutual dated as of May 1, 2021 is filed herein as Exhibit H(4).

(5) Sub-Administration Agreement between MML Advisers and State Street dated as of April 1, 2014.(27)

(6) Amendment 1 to the Sub-Administration Agreement between MML Advisers and State Street dated as of July 14, 2015.(30)

(7) Amendment 2 to the Sub-Administration Agreement between MML Advisers and State Street dated as of September 5, 2018.(35)

(8) Amendment 3 to the Sub-Administration Agreement between MML Advisers and State Street dated as of December 13, 2018.(35)

(9) Amendment 4 to the Sub-Administration Agreement between MML Advisers and State Street dated as of April 19, 2021 is filed herein as Exhibit H(9).

(10) Appendix A to the Sub-Administration Agreement between MML Advisers and State Street dated as of May 1, 2021 is filed herein as Exhibit H(10).

(11) Second Amended and Restated Securities Lending Agency Agreement between the Trust and State Street dated as of July 31, 2012.(33)

(12) First Amendment to the Second Amended and Restated Securities Lending Agency Agreement between the Trust and State Street dated as of August 15, 2012.(33)

(13) Eighth Amendment to the Second Amended and Restated Securities Lending Agency Agreement between the Trust and State Street dated as of August 10, 2016.(33)

(14) Eleventh Amendment to the Second Amended and Restated Securities Lending Agency Agreement between the Trust and State Street dated as of December 8, 2017.(33)

(15) Fifteenth Amendment to the Second Amended and Restated Securities Lending Agency Agreement between the Trust and State Street dated as of April 4, 2019.(36)

(16) Seventeenth Amendment to the Second Amended and Restated Securities Lending Agency Agreement between the Trust and State Street dated as of June 29, 2020 is filed herein as Exhibit H(16).

(17) Eighteenth Amendment to the Second Amended and Restated Securities Lending Agency Agreement between the Trust and State Street dated as of May 1, 2021 is filed herein as Exhibit H(17).

(18) Master Repurchase Agreement between the Trust and State Street dated as of January 1, 2008.(33)

(19) First Amendment to the Master Repurchase Agreement between the Trust and State Street dated as of November 25, 2014.(33)

(20) Second Amendment to the Master Repurchase Agreement between the Trust and State Street dated as of September 20, 2016.(33)

(21) Schedule VII.A to the Master Repurchase Agreement between the Trust and State Street dated as of March 31, 2021 is filed herein as Exhibit H(21).

(22) Form of Schedule VII.A to the Master Repurchase Agreement between the Trust and State Street dated as of [ ] [ ], 2021 is filed herein as Exhibit H(22).

(23) Fixed Income Clearing Corporation Sponsored Membership Agreement between the Trust, the Fixed Income Clearing Corporation, and State Street dated as of October 10, 2017.(33)

(24) Reimbursement and Security Agreement between the Trust and State Street dated as of September 14, 2017.(33)

(25) Participation Agreement among the Trust, MassMutual, MML Bay State Life Insurance Company, and C.M. Life Insurance Company dated as of November 17, 2005.(5)

(26) First Amendment to the Participation Agreement among the Trust, MassMutual, MML Bay State Life Insurance Company, and C.M. Life Insurance Company dated as of November 17, 2005.(7)

(27) Second Amendment to the Participation Agreement among the Trust, MassMutual, MML Bay State Life Insurance Company, and C.M. Life Insurance Company dated as of August 26, 2008.(13)

(28) Third Amendment to the Participation Agreement among the Trust, MassMutual, MML Bay State Life Insurance Company, and C.M. Life Insurance Company dated as of April 9, 2010.(18)

(29) Fourth Amendment to the Participation Agreement among the Trust, MassMutual, MML Bay State Life Insurance Company, and C.M. Life Insurance Company dated as of July 23, 2010.(18)

(30) Fifth Amendment to the Participation Agreement among the Trust, MassMutual, MML Bay State Life Insurance Company, and C.M. Life Insurance Company dated as of August 28, 2012.(23)

(31) Sixth Amendment to the Participation Agreement among the Trust, MassMutual, MML Advisers, MML Bay State Life Insurance Company, and C.M. Life Insurance Company dated as of April 1, 2014.(27)

(32) Seventh Amendment to the Participation Agreement among the Trust, MassMutual, MML Advisers, MML Bay State Life Insurance Company, and C.M. Life Insurance Company dated as of August 11, 2015.(30)

(33) Eighth Amendment to the Participation Agreement among the Trust, MassMutual, MML Advisers, MML Bay State Life Insurance Company, and C.M. Life Insurance Company dated as of February 20, 2020.(37)

(34) Form of Ninth Amendment to the Participation Agreement among the Trust, MassMutual, MML Advisers, MML Bay State Life Insurance Company, and C.M. Life Insurance Company dated as of [ ] [ ], 2021 is filed herein as Exhibit H(34).

(35) Participation Agreement among the Trust, MassMutual, American Funds Insurance Series, and Capital Research and Management Company dated as of August 15, 2008.(18)

(36) First Amendment to the Participation Agreement among the Trust, MassMutual, American Funds Insurance Series, and Capital Research and Management Company dated as of March 17, 2017.(32)

(37) Expense Limitation Agreement between the Trust and MML Advisers with respect to the MML Foreign Fund is filed herein as Exhibit H(37).

(38) Expense Limitation Agreement between the Trust and MML Advisers with respect to the MML Small Cap Growth Equity Fund is filed herein as Exhibit H(38).

(39) Expense Limitation Agreement between the Trust and MML Advisers with respect to the MML American Funds Core Allocation Fund, MML Fundamental Value Fund, and MML International Equity Fund is filed herein as Exhibit H(39).

Exhibit I:

(1) Opinion of counsel as to the legality of shares being registered for MML Equity Index Fund.(38)

(2) Opinion of counsel as to the legality of shares being registered for the MML Small Cap Growth Equity Fund.(38)

(3) Opinion of counsel as to the legality of shares being registered for MML Large Cap Value Fund (now known as the MML Managed Volatility Fund).(2)

(4) Opinion of counsel as to the legality of shares being registered for MML Equity Income Fund, MML Income & Growth Fund, MML Growth & Income Fund, MML Blue Chip Growth Fund, MML Large Cap Growth Fund, MML Mid Cap Value Fund, MML Mid Cap Growth Fund, MML Small Cap Value Fund (now known as the MML Small/Mid Cap Value Fund), MML Global Fund, and MML Foreign Fund.(3)

(5) Opinion of counsel as to the legality of shares being registered for MML Conservative Allocation Fund, MML Balanced Allocation Fund, MML Moderate Allocation Fund, MML Growth Allocation Fund, and MML Aggressive Allocation Fund.(5)

(6) Opinion of counsel as to the legality of Service Class and Service Class I shares.(8)

(7) Opinion of counsel as to the legality of shares being registered for MML American Funds Growth Fund, MML American Funds International Fund, and MML American Funds Core Allocation Fund.(9)

(8) Opinion of counsel as to the legality of shares being registered for MML Small Company Value Fund.(12)

(9) Opinion of counsel as to the legality of shares being registered for MML Fundamental Value Fund and MML PIMCO Total Return Fund (now known as the MML Total Return Bond Fund).(17)

(10) Opinion of counsel as to the legality of shares being registered for MML Focused Equity Fund and MML Fundamental Growth Fund (now known as the MML Fundamental Equity Fund).(21)

(11) Opinion of counsel as to the legality of shares being registered for MML International Equity Fund.(26)

Exhibit J:

(1) Consent of Deloitte & Touche LLP is filed herein as Exhibit J(1).

(2) Power of Attorney for Allan W. Blair and R. Alan Hunter, Jr.(3)

(3) Power of Attorney for Susan B. Sweeney.(14)

(4) Power of Attorney for Nabil N. El-Hage.(22)

(5) Power of Attorney for Maria D. Furman.(22)

(6) Power of Attorney for C. Ann Merrifield.(22)

(7) Power of Attorney for Clifford M. Noreen is filed herein as Exhibit J(7).

(8) Power of Attorney for Michael R. Fanning is filed herein as Exhibit J(8).

Exhibit K:

Not Applicable.

Exhibit L:

Not Applicable.

Exhibit M:

(1) Service Class and Service Class I Distribution and Services Plan dated as of August 15, 2008.(8)

(2) Amended Schedule A to Service Class and Service Class I Distribution and Services Plan dated as of December 31, 2013.(26)

Exhibit N:

(1) Amended and Restated Rule 18f-3 Plan for the Trust dated as of June 17, 2020 is filed herein as Exhibit N(1).

Exhibit O:

Reserved.

Exhibit P:

(1) Code of Ethics for MML Investment Advisers, LLC, MML Distributors, LLC, and MML Series Investment Fund is filed herein as Exhibit P(1).

(2) Code of Ethics for Northern Trust Investments, Inc. is filed herein as Exhibit P(2).

(3) Code of Ethics for Wellington Management Company LLP is filed herein as Exhibit P(3).

(4) Code of Ethics for AllianceBernstein L.P. is filed herein as Exhibit P(4).

(5) Code of Ethics for American Century Investment Management, Inc. is filed herein as Exhibit P(5).

(6) Code of Ethics for Capital Research and Management Company is filed herein as Exhibit P(6).

(7) Code of Ethics for Massachusetts Financial Services Company is filed herein as Exhibit P(7).

(8) Code of Ethics for Thompson, Siegel & Walmsley LLC is filed herein as Exhibit P(8).

(9) Code of Ethics for T. Rowe Price Associates, Inc. is filed herein as Exhibit P(9).

(10) Code of Ethics for Loomis, Sayles & Company, L.P. is filed herein as Exhibit P(10).

(11) Code of Ethics for Metropolitan West Asset Management, LLC is filed herein as Exhibit P(11).

(12) Code of Ethics for Harris Associates L.P. is filed herein as Exhibit P(12).

(13) Code of Ethics for Gateway Investment Advisers, LLC is filed herein as Exhibit P(13).

(14) Code of Ethics for Barrow, Hanley, Mewhinney & Strauss, LLC is filed herein as Exhibit P(14).

(15) Code of Ethics for Boston Partners Global Investors, Inc. is filed herein as Exhibit P(15).

(16) Code of Ethics for Invesco Advisers, Inc. is filed herein as Exhibit P(16).

(1)	Intentionally omitted.

(2)	Incorporated by reference as Exhibit I(4) to Registrant’s Post-Effective Amendment No. 44 to the Registration Statement filed via EDGAR on May 1, 2000.

(3)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 56 to the Registration Statement filed via EDGAR on April 28, 2006.

(4)	Intentionally omitted.

(5)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 62 to the Registration Statement filed via EDGAR on August 22, 2007.

(6)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 63 to the Registration Statement filed via EDGAR on February 21, 2008.

(7)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 64 to the Registration Statement filed via EDGAR on April 30, 2008.

(8)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 67 to the Registration Statement filed via EDGAR on August 13, 2008.

(9)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 68 to the Registration Statement filed via EDGAR on August 13, 2008.

(10)	Intentionally omitted.

(11)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 70 to the Registration Statement filed via EDGAR on February 23, 2009.

(12)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 71 to the Registration Statement filed via EDGAR on February 25, 2009.

(13)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 72 to the Registration Statement filed via EDGAR on April 30, 2009.

(14)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 73 to the Registration Statement filed via EDGAR on February 1, 2010.

(15)	Intentionally omitted.

(16)	Intentionally omitted.

(17)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 77 to the Registration Statement filed via EDGAR on August 9, 2010.

(18)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 78 to the Registration Statement filed via EDGAR on March 2, 2011.

(19)	Intentionally omitted.

(20)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 81 to the Registration Statement filed via EDGAR on September 22, 2011.

(21)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 82 to the Registration Statement filed via EDGAR on December 6, 2011.

(22)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 84 to the Registration Statement filed via EDGAR on March 2, 2012.

(23)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 87 to the Registration Statement filed via EDGAR on March 1, 2013.

(24)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 88 to the Registration Statement filed via EDGAR on April 30, 2013.

(25)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 90 to the Registration Statement filed via EDGAR on October 17, 2013.

(26)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 91 to the Registration Statement filed via EDGAR on December 30, 2013.

(27)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 93 to the Registration Statement filed via EDGAR on May 1, 2014.

(28)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 95 to the Registration Statement filed via EDGAR on February 27, 2015.

(29)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 96 to the Registration Statement filed via EDGAR on May 1, 2015.

(30)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 98 to the Registration Statement filed via EDGAR on April 28, 2016.

(31)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 100 to the Registration Statement filed via EDGAR on March 2, 2017.

(32)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 101 to the Registration Statement filed via EDGAR on April 28, 2017.

(33)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 103 to the Registration Statement filed via EDGAR on March 2, 2018.

(34)	Intentionally omitted.

(35)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 106 to the Registration Statement filed via EDGAR on March 1, 2019.

(36)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 107 to the Registration Statement filed via EDGAR on April 30, 2019.

(37)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 109 to the Registration Statement filed via EDGAR on March 2, 2020.

(38)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 110 to the Registration Statement filed via EDGAR on April 30, 2020.

Item 29.	Person Controlled by or Under Common Control with the Fund

At the date of this Post-Effective Amendment to the Registration Statement, Registrant did not, directly or indirectly, control any person. Currently, the Registrant provides a vehicle for the investment of assets of various separate investment accounts established by MassMutual. The assets in such separate accounts are, under state law, assets of the life insurance companies which have established such accounts. Thus, at any time MassMutual and its life insurance company subsidiaries will own such outstanding shares of Registrant’s series as are purchased with separate account assets. As a result, MassMutual will own a substantial number of the shares of Registrant, probably for a number of years.

The following entities are, or may be deemed to be, controlled by MassMutual through the direct or indirect ownership of such entities’ stock or other ownership interests. In addition, MassMutual may be deemed to control one or more investment pools not listed below and managed or sponsored by MassMutual or its affiliates, through direct or indirect ownership of shares or other interests in such investment pools.

A.	C.M. Life Insurance Company (May 11, 1981), a Connecticut corporation which operates as a life and health insurance company.

1.	MML Bay State Life Insurance Company (April 1, 1935), a Connecticut corporation which operates as a life and health insurance company.

2.	CML Mezzanine Investor III, LLC (May 17, 2010), a Delaware limited liability company that acts as a blocker entity for C.M. Life Insurance Company.

3.	CML Special Situations Investor LLC (November 17, 2014), a Delaware limited liability company that holds a portion of the limited partner interest in a European investment fund.

B.	MML Distributors, LLC (November 10, 1994), a Connecticut limited liability company which operates as a securities broker-dealer. (MassMutual – 99% and MassMutual Holding LLC – 1%.)

C.	MassMutual Holding LLC (November 30, 1984), a Delaware limited liability company which operates as a holding company for certain MassMutual entities.

MassMutual Holding LLC is the sole owner of each subsidiary or affiliate unless otherwise indicated.

1.	MML Investors Services, LLC (December 31, 1981), a Massachusetts limited liability company which operates as a securities broker-dealer and federally covered investment advisor.

a.	MML Insurance Agency, LLC (November 16, 1990), a Massachusetts limited liability company which operates as an insurance broker.

b.	MMLISI Financial Alliances, LLC, (June 27, 2001) a Delaware limited liability company which is a licensed insurance agency.

2.	MassMutual Assignment Company (October 4, 2000), a North Carolina corporation which operated a structured settlement business.

3.	MassMutual Capital Partners LLC (September 20, 2006), a Delaware single-member limited liability company. MassMutual Holding LLC is the sole member.

4.	LifeScore Labs, LLC (previously, Society of Grownups, LLC) (April 15, 2014), a Massachusetts limited liability company.

5.	MassMutual Ventures Holding LLC (March 26, 2018), a Delawarel imited liability company formed to hold mandate investment vehicles.

a.	MassMutual Ventures US I LLC (formerly, MassMutual Ventures LLC) (June 10, 2014), a Delaware limited liability company.

b.	MassMutual Ventures US II LLC (April 17, 2018), a Delaware limited liability company that will hold investments completed as part of MassMutual Ventures US I second mandate in the United States.

c.	MassMutual Ventures US III LLC (May 21, 2020), a Delaware limited liability company that will hold investments completed as part of MassMutual Ventures US I third mandate in the United States.

d.	MassMutual Ventures UK LLC (July 12, 2018), a Delaware limited liability company formed to hold investment mandates in the United Kingdom.

e.	MassMutual Ventures Southeast Asia I LLC (September 25, 2018), a Delaware company that holds investments.

f.	MassMutual Ventures Southeast Asia II LLC (December 12, 2019), a Delaware limited liability company that holds investments.

g.	Athens Fund Management LLC (August 20, 2020), a Delaware limited liability company that will develop and manage certain closed-end funds

h.	Open Alternatives LLC (August 20, 2020), a Delaware limited liability company that will provide valuation and data services.

i.	MassMutual Ventures Management LLC (April 4, 2018), a Delaware limited liability company that will serve as the investment manager for US-based mandate investment vehicles.

1.)	MassMutual Ventures SEA Management Private Limited (June 20, 2018), a Singapore company formed to provide investment advisory services to its affiliated company in the U.S.

6.	Haven Life Insurance Agency, LLC (March 17, 2014), a Delaware limited liability company that engages in insurance agency activities.

7.	MM Rothesay Holdco US LLC (September 24, 2013), a Delaware limited liability company that holds shares in Rothesay Limited.

8.	Fern Street LLC (April 11, 2013), a Delaware limited liability company.

9.	Sleeper Street LLC (October 4, 2019), a Delaware limited liability company that will hold certain investments and invest in a portfolio of private equity assets.

10.	MM Catalyst Fund LLC (November 25 2020), a Delaware limited liability company that holds investments.

11.	MM Asset Management Holding LLC, a Delaware limited liability company that acts as a holding company for certain asset managers.

a.	Barings LLC (July 5, 1940), a Delaware limited liability company which operates as an investment adviser.

1.)	Barings Securities LLC (July 1, 1994), a Delaware limited liability company which operates as a securities broker-dealer.

2.)	Barings Guernsey Limited (February 20, 2001), an investment management company organized under the laws of Guernsey.

a.)	Barings (U.K.) Limited (January 4, 1995), an institutional debt-fund manager organized under the laws of England and Wales

b.)	Barings Europe Limited (June 5, 2017), a company organized under the laws of England and Wales.

i.	Baring Asset Management Limited (April 6, 1994), a company incorporated under the laws of England and Wales that acts an investment manager/adviser.

aa.	Baring Fund Managers Limited (October 29, 1968), a company incorporated under the laws of England and Wales that acts as a manager of BAM UK Collective Investment Schemes.

bb.	Baring International Investment Limited (June 7, 1979), a company incorporated under the laws of England and Wales that acts as an investment manager/adviser.

cc.	Baring Pension Trustees Limited (November 26, 2004), a company organized under the laws of England and Wales that acts as a trustee for the pension scheme covering UK-based employees of Baring Asset Management Limited.

dd.	Baring Investment Services Limited (May 18, 1988), a company incorporated under the laws of England and Wales that acts as a service company which supports all the BAM Group operating companies within the UK.

ee.	Barings Global Advisers Limited (May 5, 2011), a company organized under the laws of England and Wales that operates as an institutional debt fund manager.

ff.	Barings European Core Property Fund GP Sàrl (October 29, 2015), a special-purpose company organized in Luxembourg that serves as a general partner of a European real estate equity fund.

gg.	Barings BME GP Sàrl (July 31, 2020), a company organized under the laws of England and Wales that serves as a general partner.

hh.	Barings GPLF4(S) GP Sàrl (March 18, 2021), a company incorporated under the laws of Luxembourg that serves as a General Partner.

ii.	Baring International Investment Management Holdings (November 12, 1985), a company incorporated under the laws of England and Wales that acts as an intermediate holding company.

a.	Baring Asset Management UK Holdings Limited (October 25, 1983), a company incorporated under the laws of England and Wales that acts as an intermediate holding company.

aaa.)	Baring Asset Management GmbH (February 21, 2000), a company incorporated under the laws of Germany that provides marketing and client services regarding investment funds and other asset management products of the BAM group.

bbb.)	Baring Asset Management Switzerland Sàrl (December 18, 2013), an operating company established under the laws of Switzerland.

ccc.)	Baring France SAS Baring France SAS (July 24, 1997), a company incorporated under the laws of France that handles distribution and client services for qualified investors.

ddd.)	Baring International Fund Managers (Ireland) Limited (July 16, 1990), a company incorporated under the laws of Ireland that acts as a manager of BAM Irish Collective Investment Schemes and Funds.

ii.	Barings Real Estate UK Holdings Limited (November 13, 2009), a holding company incorporated under the laws of England and Wales.

aa.	Barings Real Estate Advisers (Continental Europe) Limited (April 23, 2004), a special purpose holding company.

bb.	Barings Real Estate Advisers Europe LLP (June 2, 2006), a London-based real estate investment management company. (99% owned by Barings Real Estate UK Holdings Limited and 1% owned by Barings Real Estate Advisers (Continental Europe) Limited.

cc.	Barings Real Estate Advisers Europe Finance LLP (May 6, 2004), a London-based real estate investment management company. (99% owned by Barings Real Estate UK Holdings Limited and 1% owned by Barings Real Estate Advisers (Continental Europe) Limited.)

dd.	Barings Real Estate GmbH (January 8, 2014), a German limited liability company that provides transaction and asset management services for all types of real estate and retail property, in addition to development and refurbishment services for office, retail, industrial and residential assets.

ee.	BREAE AIFM LLP (April 22, 2015), a UK limited liability partnership. (99% owned by Barings Real Estate UK Holdings Limited and 1% owned by Barings Real Estate Advisers (Continental Europe Limited).

iii.	Barings Italy S.r.l. (July 23, 2019 ), an operating company incorporated under the laws of Italy.

iv.	Barings Sweden AB (July 16, 2019 ), an operating company incorporated under the laws of Sweden.

v.	Barings Finland Oy ((August 7, 2019), an operating company incorporated under the laws of Finland.

vi.	Barings Asset Management Spain SL (October 13, 2019), an operating company incorporated under the laws of Spain.

vii.	Barings Netherlands B.V. (December 5, 2019), an operating company incorporated under the laws of the Netherlands.

3.)	Barings Real Estate Advisers, Inc. (May 11, 2004), a Delaware corporation that holds a “corporation” real estate license.

4.)	Barings Multifamily Capital Holdings LLC (August 7, 2013), a Delaware limited liability company, the parent and holding company of Barings Multifamily Capital LLC.

a.)	Barings Multifamily Capital LLC (August 30, 1999), a Michigan limited liability company that originates and services multifamily, senior housing and healthcare facility loans by utilizing programs overseen by governmental agencies and government-sponsored entities.

i.	Barings Multifamily Capital Corporation (October 19, 2015), a Delaware corporation licensed by the California Bureau of Real Estate for loan brokerage and related services.

5.)	Barings Finance LLC (December 12, 2012), a Delaware limited liability company formed to invest in securities of U.S. middle market companies.

a.)	BCF Europe Funding Limited (August 27, 2013), a company formed in the Republic of Ireland to invest in securities.

b.)	BCF Senior Funding I LLC (August 28, 2013), a limited liability company formed under the laws of the State of Delaware to invest in securities.

c.)	BCF Senior Funding I Designated Activity Company (January 20, 2016), a company formed in the Republic of Ireland to invest in securities.

6.)	Baring Asset Management (Asia) Holdings Limited (June 7, 1985), an intermediate holding company organized in Hong Kong.

a.)	Barings Japan Limited (January 13, 1986), a company organized in Japan that is registered as a Financial Business Operator (Registration No. 396-KLFB) for Type II Financial Instruments Business, Investment Advisory and Agency Business, and Investment Management Business with the Financial Services Agency in Japan under the Financial Instruments and Exchange Act (Act No. 25 of 1948).

b.)	Baring International Fund Managers (Bermuda) Limited (September 13, 1988), a company incorporated under the laws of Bermuda under that acts as a trustee of Baring Korea Trust Fund Ltd.’s undistributed funds.

c.)	Baring SICE (Taiwan) Limited (March 15, 1990), a regulated company organized in Taiwan.

d.)	Baring Asset Management (Asia) Limited (March 15, 1985), a company organized in Hong Kong that acts as an investment adviser.

i.	Baring Asset Management Korea Limited, a regulated Korean company that engages in the business of asset management, business administration and investment advisory services.

ii.	Barings Investment Management (Shanghai) Limited (August 3, 2018) is an operating company established under Chinese law.

aa.	Barings Overseas Investment Fund Management (Shanghai) Limited (August 22, 2018) serves as the distributor in China.

e.)	Barings Australia Holding Company Pty Ltd (October 12, 2009), an operating company that employs five or more mezzanine debt portfolio managers.

i.	Barings Australia Pty Ltd (October 16, 2009), an asset manager for Australian institutional investors.

f.)	Barings Singapore Pte. Ltd. (November 16, 2020), an operating company established under the laws of Singapore.

D.	The MassMutual Trust Company (January 12, 2000), a federally chartered stock savings bank which performs trust services.

E.	MML Private Placement Investment Company I, LLC (May 15, 2007), a Delaware limited liability.

F.	MML Private Equity Fund Investor LLC (December 6, 2006), a Delaware limited liability company that acts as a blocker entity for MassMutual and holds private equity fund investments.

G.	MM Private Equity Intercontinental LLC (September 24, 2013), a Delaware limited liability company that invests in certain private equity funds.

H.	MML Mezzanine Investor II, LLC (March 13, 2008), a Delaware limited liability company that acts as a blocker entity for MassMutual.

I.	MSP-SC, LLC (August 4, 2009), a Delaware limited liability company formed to take title to a property that was acquired by foreclosure.

J.	MML Mezzanine Investor III, LLC (May 17, 2010), a Delaware limited liability company that acts as a blocker entity for MassMutual.

K.	MassMutual External Benefits Group LLC (September 23, 2010), a Delaware limited liability company created to satisfy a professional employer organization’s tax reporting needs.

L.	Jefferies Finance LLC (July 26, 2004), a Delaware commercial finance company which is an arranger and lender of secured and unsecured loans to corporate borrowers and financial sponsors. (MassMutual holds 50% voting ownership interest and Jefferies Group, LLC holds 50% voting ownership interest.)

1.	Apex Credit Partners LLC (October 20, 2014), a Delaware limited liability company which is an investment adviser registered with the SEC as a relying adviser.

2.	JFIN Asset Management LLC (February 1, 2016), a Delaware limited liability company which is an investment adviser registered with the SEC as a relying adviser.

a.	JFAM GP LLC (April 13, 2017), a Delaware limited liability company formed as the holding company for Jefferies Direct Lending Fund, LP. JFIN Asset Management LLC is the managing member.

1.)	JFAM GP LP (April 13, 2017), a Delaware partnership formed as the general partner of Jefferies Direct Lending Fund, LP. JFAM GP LLC is the general partner, and JFIN Asset Management LLC is the limited partner.

a.)	Jefferies Direct Lending Fund C LP (November 25 2019), a Delaware partnership formed for the purpose of investing alongside Jefferies Direct Lending Fund LP in senior secured middle market loans, and to be managed by JFIN Asset Management LLC. JFAM GP LP is the general partner, and Jefferies Finance LLC is the limited partner.

i.	Jefferies DLF C Holdings LLC (February 11, 2020), a Delaware limited liability company created in connection with a fund leverage facility.

aa.	Jefferies Direct Lending Fund C SPE LLC (February 11, 2020), a Delaware limited liability company created in connection with a fund leverage facility.

3.	JFIN Co-Issuer Corporation (March 13, 2013), a Delaware corporation formed for the purpose of acting as a co-issuer of senior unsecured notes and secured term loans of Jefferies Finance LLC.

4.	JFIN Fund III LLC (October 14, 2011), a Delaware limited liability company formed for the purpose of investing in senior secured loans and entering into a warehouse financing through a credit facility with Wells Fargo Bank, N.A.

5.	JFIN High Yield Investments LLC (December 16, 2015), a Delaware limited liability company formed for the purpose of investing in high yield securities.

6.	JFIN LC Fund LLC (February 1, 2016), a Delaware limited liability company formed for the purposes of holding cash collateral and entering into a standby letter of credit fronting facility with Wells Fargo Bank, N.A.

7.	JFIN Europe GP, S.à.r.l. (December 18, 2015), a Luxembourg private limited liability company formed as the general partner of Jefferies Finance Europe, SCSp.

a.	Jefferies Finance Europe, SCSp (March 10, 2016), an alternative investment fund formed as a Luxembourg special limited partnership which was established to arrange and invest in European senior secured loans.

b.	Jefferies Finance Europe, S.L.P. (July 20 2020), an alternative investment fund formed as a professional specialized fund incorporated as a limited partnership governed by articles L.214-162-1 et seq. of the French Monetary and Financial Code, which was established to arrange and invest in European senior secured loans.

8.	Jefferies Finance Business Credit LLC (August 7, 2013), a Delaware limited liability company that acts as a holding company for JFIN Business Credit Fund I LLC.

a.	JFIN Business Credit Fund I LLC (August 7, 2013), a Delaware limited liability company formed for the purpose of investing in asset based revolving loans and entering into a warehouse financing through a credit facility with Wells Fargo Capital Finance.

9.	JFIN Revolver Holdings LLC (January 23, 2018), a Delaware limited liability company formed to hold revolving loan commitments.

10.	JFIN Revolver Holdings II LLC (May 11, 2018), a Delaware limited liability company formed to hold revolving loan commitments.

11.	JFIN GP Adviser LLC (May 11, 2018), a Delaware limited liabilityc ompany formed to be an investment adviser and general partner.

12.	Jefferies Private Credit BDC Inc. (January 14, 2020), a Maryland corporation owned by Jefferies Finance LLC which is expected to register as a business development company under the Investment Company Act to arrange and invest primarily in senior secured notes.

13.	Jefferies Credit Partners LLC (June 8, 2020), a Delaware limitedl iability company that acts as a holding company for Jefferies Credit Management LLC and Jefferies Private Credit GP LLC.

a.	Jefferies Private Credit GP LLC (January 9, 2020), a Delaware limited liability company formed as the general partner of Jefferies Private Credit Fund LP.

1.)	Jefferies Private Credit Fund LP (January 9, 2020), a Delaware partnership formed for the purpose of investing in senior secured loans, to be managed by Jefferies Credit Management LLC.

b.	Jefferies Credit Management LLC (January 9, 2020), a Delaware limited liability company formed to be registered with the SEC as an investment adviser.

14.	JFIN Fund VI LLC (March 30, 2020), a Delaware limited liability company established as a financing vehicle in connection with a third party warehouse.

M.	Berkshire Way LLC (June 14 2012), a Delaware limited liability company that was formed to invest in emerging market securities on behalf of MassMutual.

N.	MML Strategic Distributors, LLC (June 7, 2013), a Delaware limited liability company that is licensed to act as a broker-dealer.

O.	MML Investment Advisers, LLC (September 24, 2013), a Delaware limited liability company which operates as a federally covered investment adviser.

P.	Pioneers Gate LLC (October 27, 2014), a Delaware limited liability company that was formed to invest in asset-backed securities on behalf of MassMutual.

Q.	MML Special Situations Investor LLC (November 17, 2014), a Delaware limited liability company that holds a portion of the limited partner interest in a European investment fund.

R.	Timberland Forest Holding LLC (October 12, 2015), a Delaware limited liability company that acts as a holding company. MassMutual’s ownership is 37% and 63% is held by MassMutual Trad Private Equity LLC.

1.	Lyme Adirondack Forest Company, LLC (April 4, 2006), a Delaware limited liability company that acts as a holding company.

a.	Lyme Adirondack Timber Sales, LLC (December 16, 2016), a Delaware company. (Note: Lyme Adirondack Timber Sales, Inc. merged with and into this company effective December 31, 2016.)

b.	Lyme Adirondack Timberlands I, LLC (August 16, 2006), a Delaware limited liability company that is a property owner.

c.	Lyme Adirondack Timberlands II, LLC (August 16, 2006), a Delaware limited liability company that is a property owner.

S.	MassMutual International LLC (February 19, 1996), a Delaware limited liability company which operates as a holding company for certain international investments.

1.	MassMutual Solutions LLC (June 20, 2019), a Delaware limited liability company that acts as a holding company for Haven Technologies Asia Limited.

a.	Haven Technologies Asia Limited (July 9, 2019), a Hong Kong technology company (formerly, HarborTech (Asia) Limited).

T.	Insurance Road LLC (May 3, 2017), a Delaware limited liability company that acts as a holding company for companies that hold intellectual property assets and invest in a portfolio of private equity assets.

1.	MassMutual Intellectual Property LLC (May 3, 2017), a Delaware limited liability company that will hold certain intellectual property.

2.	MassMutual Trad Private Equity LLC (May 3, 2017), a Delaware limited liability company that will hold and invest in a portfolio of private equity assets.

a.	MassMutual Private Equity Funds LLC (August 20, 2020), a Delaware limited liability company that will hold assets to seed certain closed-end funds.

3.	Trad Investments I LLC (September 11, 2018), a Delaware limited liability company that will hold and invest in a portfolio of private equity assets.

U.	MassMutual Mortgage Lending LLC (October 30, 2017), a Delaware limited liability company that will invest in commercial mortgage loans.

V.	MM Copper Hill Road LLC (October 5, 2017), a Delaware limited liability company that has been established to hold certain receivables and to engage in related financing activities.

W.	EM Opportunities LLC (January 16, 2018), a Delaware limited liability company formed to hold a portfolio of high yield, emerging market debt investments.

X.	MassMutual MCAM Insurance Company, Inc. (March 18, 2018), a Vermont captive insurance company that will sell insurance to MassMutual and its subsidiary companies.

Y.	MassMutual Global Business Services India LLP (December 23, 2019), a limited partnership domiciled in the Republic of India that will provide information technology and information technology enabled services to MassMutual.

Z.	CML Global Capabilities (December 2, 2019), a Delaware limited liability company.

AA.	MM Global Capabilities I LLC (December 2, 2019), a Delaware limited liability company that serves as a limited partner and holds ownership shares in MassMutual Global Business Services India LLP.

BB.	MM Global Capabilities II LLC (December 2, 2019), a Delaware limited liability company that serves as a limited partner and holds ownership shares in MassMutual Global Business Services India LLP.

1.	MM Global Capabilities (Netherlands) B.V. (February 28, 2020), a company domiciled in the Netherlands that will hold ownership interests of MassMutual in India and Romania (MM Global Capabilities I LLC and MM Global Capabilities II LLC are the partners of this company).

a.	MassMutual Global Business Services Romania S.R.L. (March 31, 2020), a company domiciled in Romania that will provide computer programming, consultancy and related activities to MassMutual.

CC.	MM Global Capabilities III LLC (December 3, 2019), a Delaware limited liability company that serves as a limited partner and holds ownership shares in MassMutual Global Business Services India LLP.

DD.	Barings Ascend LLC (April 28, 2020), a Delaware limited liability company created to enable MassMutual to make certain types of asset-backed investments.

EE.	MM Investment Holding (September 21, 2020), a Cayman Islands company organized to provide holding company services and financial services for its affiliates.

1.	MML Management Corporation (October 14, 1968), a Massachusetts corporation which formerly operated as a manager of properties owned by MassMutual.

a.	MassMutual International Holding MSC, Inc. (January 31, 2001), a Massachusetts corporation.

b.	MassMutual Holding MSC, Inc. (December 26, 1996), a Massachusetts corporation which operates as a holding company for MassMutual positions in investment entities organized outside of the United States. This subsidiary qualifies as a “Massachusetts Security Corporation” under Chapter 63 of the Massachusetts General Laws.

2.	MassMutual Asset Finance LLC (formerly known as Winmark Equipment Finance, LLC) is an equipment financing company which provides collateralized lending, financing and leasing services nationwide (owned 99.61% by MM Investment Holding and .39% by C.M. Life Insurance Company

a.	MMAF Equipment Finance LLC 2013-A (July 19, 2013), a Delaware limited liability company that holds a portfolio of rights in equipment loans, equipment leases, related equipment and related rights.

b.	MMAF Equipment Finance LLC 2014-A (May 7, 2014), a Delaware limited liability company that holds a portfolio of rights in equipment loans, equipment leases, related equipment and related rights.

c.	MMAF Equipment Finance LLC 2015-A (April 22, 2015), a Delaware limited liability company that holds a portfolio of rights in equipment loans, equipment leases, related equipment and related rights.

d.	MMAF Equipment Finance LLC 2016-A (March 24, 2016), a Delaware limited liability company that holds a portfolio of rights in equipment loans, equipment leases, related equipment and related rights.

e.	MMAF Equipment Finance LLC 2017-A (April 11, 2017), a Delaware limited liability company that holds a portfolio of rights in equipment loans, equipment leases, related equipment and related rights.

f.	MMAF Equipment Finance LLC 2017-B (October 30, 2017), a Delaware limited liability company that holds a portfolio of rights in equipment loans, equipment leases, related equipment and related rights.

g.	MMAF Equipment Finance LLC 2018-A (April 24, 2018), a Delaware limited liability company that holds a portfolio of rights in equipment loans, equipment leases, related equipment and related rights.

h.	MMAF Equipment Finance LLC 2019-A (February 20, 2019), a Delaware limited liability company that holds a portfolio of rights in equipment loans, equipment leases, related equipment and related rights.

i.	MMAF Equipment Finance LLC 2019-B (August 23, 2019), a Delaware limited liability company that holds a portfolio of rights in equipment loans, equipment leases, related equipment and related rights.

j.	Rozier LLC, (December 26, 2018), a Delaware limited liability company that holds company that holds a portfolio of rights in equipment loans, equipment leases, related equipment and related rights.

FF.	MML CM LLC (November 10, 2020), a Delaware limited liability company that holds certain investments for MassMutual.

1.	Blueprint Income LLC (May 4, 2016), a New York limited liability company that is an online annuity marketplace.

2.	Flourish Financial LLC (November 3, 2017), a Delaware limited liability company that is a fintech platform for registered investment advisers.

GG.	Glidepath Holdings Inc. (February 4, 2021), a Delaware corporation that will act as a holding company.

Item 30.	Indemnification

Article VIII, Sections 1, 2, 3, 4 and 5 of the Trust’s Second Amended and Restated Agreement and Declaration of Trust, which is incorporated by reference to Exhibit A(1) of the Trust’s Post-Effective Amendment No. 84 to the Registration Statement filed via EDGAR on March 2, 2012, provide as follows with respect to indemnification of the Trustees and officers of the Trust against liabilities which may be incurred by them in such capacities:

Second Amended and Restated Declaration of Trust

Section 1. Trustees, Officers, Etc. The Trust shall indemnify every person who is or has been a Trustee or officer (including persons who serve at the Trust’s request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise) (hereinafter referred to as a “Covered Person”) against all liabilities and expenses, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees, reasonably incurred or paid by any Covered Person in connection with the defense or disposition of any claim, action, suit or other proceeding, whether civil, criminal, or other, including appeals, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such Covered Person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Covered Person except with respect to any matter as to which such Covered Person shall have been finally adjudicated in a decision on the merits in any such action, suit or other proceeding to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office. Expenses, including counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), shall be paid from time to time by the Trust in advance of the final disposition of any such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Covered Person to repay amounts so paid to the Trust if it is ultimately determined that indemnification of such expenses is not authorized under this Article, provided, however, that either (a) such Covered Person shall have provided appropriate security for such undertaking, (b) the Trust shall be insured against losses arising from any such advance payments or (c) either a majority of the disinterested Trustees acting on the matter (provided that a majority of the disinterested Trustees then in office act on the matter), or independent legal counsel, in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a full trial type inquiry) that there is reason to believe that such Covered Person will be found entitled to indemnification under this Article.

Section 2. Compromise Payment. As to any matter disposed of (whether by a compromise payment, pursuant to a consent decree or otherwise) without an adjudication on the merits by a court, or by any other body before which the proceeding was brought, that such Covered Person is liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, indemnification shall be provided if (a) approved, after notice that it involves such indemnification, by at least a majority of the disinterested Trustees acting on the matter (provided that a majority of the disinterested Trustees then in office act on the matter) upon a determination, based upon a review of readily available facts (as opposed to a full trial type inquiry) that such Covered Person is not liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office (the disinterested Trustees to take final action on the consideration of such approval within 60 days of a request thereof by a Covered Person), or (b) there has been obtained an opinion in writing of independent legal counsel, based upon a review of readily available facts (as opposed to a full trial type inquiry), to the effect that such indemnification would not protect such Covered Person against any liability to the Trust to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office (which opinion the Trustees shall use reasonable diligence to obtain within 60 days of a request therefor by a Covered Person). Any approval pursuant to this Section shall not prevent the recovery from any Covered Person of any amount paid to such Covered Person in accordance with this Section as indemnification if such Covered Person is subsequently adjudicated by a court of competent jurisdiction to have been liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office.

Section 3. Rebuttable Presumption. For purposes of the determination or opinion referred to in clause (c) of Section 1 of this Article VIII or clauses (a) or (b) of Section 2 of this Article VIII, the majority of disinterested Trustees acting on the matter or independent legal counsel, as the case may be, shall be entitled to rely upon a rebuttable presumption that the Covered Person has not engaged in willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such Covered Person’s office.

Section 4. Indemnification Not Exclusive. The right of indemnification hereby provided shall not be exclusive of or affect any other rights to which such Covered Person may be entitled. As used in this Article VIII, the term “Covered Person” shall include such person’s heirs, executors and administrators and a “disinterested Trustee” is a Trustee who is not an “interested person” of the Trust as defined in Section 2(a)(19) of the 1940 Act (or who has been exempted from being an “interested person” by any rule, regulation or order of the Commission), and against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or has been pending. Nothing contained in this Article shall affect any rights to indemnification to which personnel of the Trust, other than Trustees or officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person.

Section 5. No Presumption. The termination of any proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent shall not of itself create a presumption that a Covered Person did not act in good faith and in a manner which the person reasonably believed to be in the best interests of the Trust or that the person had reasonable cause to believe that the person’s conduct was lawful.

Trustees and officers of the Trust are also indemnified by MassMutual pursuant to its by-laws. No indemnification is provided with respect to any liability to any entity which is registered as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”) or to the security holders thereof, where the basis for such liability is willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of office.

MassMutual’s directors’ and officers’ liability insurance program, which covers the Trust’s Trustees and officers, consist of two distinct coverages. The first coverage reimburses MassMutual, subject to specified limitations, for amounts which MassMutual is legally obligated to pay out under its indemnification by-law, discussed above. The second coverage directly protects a Trustee or officer of the Trust against liability from shareholder derivative and similar lawsuits which are not indemnifiable under the law. There are, however, specific acts giving rise to liability which are excluded from this coverage. For example, no Trustee or officer is insured against personal liability for libel or slander, acts of deliberate dishonesty, fines or penalties, illegal personal profit or advantage at the expense of the Trust or its shareholders, violation of employee benefit plans, regulatory statutes, and similar acts which would traditionally run contrary to public policy and hence reimbursement by insurance.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “1933 Act”) may be permitted to trustees, officers and controlling persons of the Trust pursuant to the foregoing provisions, or otherwise, the Trust has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Trust of expenses incurred or paid by a Trustee, officer or controlling person of the Trust in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Trust will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 31:	Business and Other Connections of the Investment Adviser

a.	The Investment Adviser

MML Advisers is the investment adviser for the Trust. MML Advisers is responsible for providing all necessary investment management and administrative services to the Trust. MML Advisers, a Delaware limited liability company, was formed in 2013 and is a wholly-owned subsidiary of MassMutual. Founded in 1851, MassMutual is a mutual life insurance company that provides a broad range of insurance, money management, retirement, and asset accumulation products and services for individuals and businesses. MassMutual served as the Trust’s investment adviser through March 31, 2014.

The directors and officers of MML Advisers, which is located at 100 Bright Meadow Boulevard, Enfield, Connecticut 06082-1981, their positions with MML Advisers, and their other principal business affiliations and business experience for the past two years are as follows:

GEOFFREY CRADDOCK, Director (since 2017)

Chief Risk Officer, Enterprise Risk Management (since 2017), MassMutual; Director (since 2017), Barings LLC; Director (since 2017), Haven Life Insurance Agency, LLC; Director (since 2017), LifeScore Labs, LLC; Director (since 2018), MassMutual International LLC; Director (since 2017), MM Asset Management Holding LLC; Director (since 2017), MML Investors Services, LLC; Director (since 2019), MassMutual MCAM Insurance Company, Inc.; Director (since 2017), MML Strategic Distributors, LLC.

MICHAEL R. FANNING, Director (since 2016)

Head of MassMutual U.S. (since 2016), Executive Vice President (2016-2018), Member of MassMutual’s Executive Leadership Team (since 2008), MassMutual; Member (since 2014), MassMutual Ventures LLC; Director (since 2009), Executive Vice President (2011-2019), C.M. Life Insurance Company; Director (since 2009), Executive Vice President (2011-2019), Member of Audit Committee (since 2009), MML Bay State Life Insurance Company; Member Representative (since 2009), MML Distributors, LLC, Director (since 2007), Member of Executive Committee (since 2008), Member of Audit Committee (since 2008), MML Investors Services, LLC; Trustee (since 2021), MassMutual Select Funds (open-end investment company); Trustee (since 2021), MassMutual Premier Funds (open-end investment company); Trustee (since 2021), MML Series Investment Fund (open-end investment company); Trustee (since 2021), MML Series Investment Fund II (open-end investment company); GBH Board of Advisors (since 2018); MassChallenge Board of Directors (since 2020); FinTech Sandbox Board (since 2020).

ELIZABETH A. WARD, Director (since 2013)

Executive Vice President (2011-2018), Chief Financial Officer (since 2016), Chief Actuary (2015-2019), Member of MassMutual’s Executive Leadership Team (since 2009), MassMutual; Director (since 2019), Member of Finance Committee (since 2019), Community Music School of Springfield; Director (since 2020), Member of Strategic & Financial Planning Committee (since 2020), Audit & Risk Assessment Committee (since 2020), University of Rochester; Director (since 2016), MassMutual Holding LLC; Director (since 2016), MassMutual Holding MSC, Inc.; Director (since 2016), MassMutual Holdings (Bermuda) Limited; Director (since 2017), MassMutual Intellectual Property LLC; Director (since 2016), MassMutual International Holdings MSC, Inc.; Director (since 2017), MassMutual Trad Private Equity LLC; Director, Executive Vice President, and Chief Financial Officer (since 2016), C.M. Life Insurance Company; Director and Chair of the Audit Committee, Executive Vice President, and Chief Financial Officer (since 2016), MML Bay State Life Insurance Company; Director (since 2018), MassMutual Ventures Management LLC; Director (since 2018), MassMutual Ventures SEA Management Private Limited; Director (since 2014), Haven Life Insurance Agency; Director (since 2019), MassMutual MCAM Insurance Company, Inc.; Director (since 2013), MML Strategic Distributors, LLC; Director (since 2012), Barings (U.K.) Limited; Member of the Board of Managers (since 2012), Member of Audit Committee (since 2012), Barings LLC; Non-Executive Director and Member of the Audit Committee (since 2012), Baring Asset Management Limited; Director (since 2014), Life Score Labs, LLC; Director (since 2016), Fern Street LLC; Director (since 2019), MassMutual MCAM Insurance Company; Member of the Board of Managers (since 2009), Chair of Audit Committee (since 2012), Member of Audit Committee (since 2012), MassMutual International LLC; Director (since 2011), MM Asset Management Holding LLC; Director (since 2012), Member of Audit Committee (since 2016), MML Investors Services, LLC; Director (since 2010), Member of Investment Committee (since 2010), The MassMutual Trust Company, FSB; Founding Member (since 2009), Vice Chair (since 2010), North American CRO Council; Fellow (since 1993), Society of Actuaries; Professional Risk Manager (since 2010), Member (since 1990), American Academy of Actuaries; Regular Member (thru 2018), CFA Institute.

DEREK DARLEY, Assistant Treasurer (since 2016)

Head of Debt Management, Financing & Treasury Compliance (since 2018), Assistant Vice President & Associate Treasurer (2015-2018), MassMutual; Assistant Treasurer (since 2015), C.M. Life Insurance Company; Assistant Treasurer (since 2015), MML Bay State Life Insurance Company; Assistant Treasurer (since 2015), Barings Multifamily Capital Holdings LLC; Assistant Treasurer (since 2016), Fern Street LLC; Assistant Treasurer (since 2015), Berkshire Way LLC; Assistant Treasurer (since 2015), MassMutual Capital Partners LLC; Assistant Treasurer (since 2015), MassMutual External Benefits Group LLC; Assistant Treasurer (since 2015), MassMutual Holding LLC; Assistant Treasurer (since 2015), MassMutual Holding MSC, Inc.; Assistant Treasurer (since 2015), MassMutual International Holding MSC, Inc.; Assistant Treasurer (since 2015), MassMutual International LLC; Assistant Treasurer (since 2015), MassMutual Ventures US I LLC; Assistant Treasurer (since 2015), MM Asset Management Holding LLC; Assistant Treasurer (since 2015), MM Private Equity Intercontinental LLC; Assistant Treasurer (since 2015), MM Rothesay Holdco US LLC; Assistant Treasurer (since 2015), MML Management Corporation; Assistant Treasurer (since 2015), MMLISI Financial Alliances, LLC; Assistant Treasurer (since 2015), Pioneers Gate LLC; Assistant Treasurer (since 2016), Haven Life Insurance Agency, LLC; Assistant Treasurer (since 2016), EM Opportunities LLC; Assistant Treasurer (since 2018), Insurance Road LLC; Assistant Treasurer (since 2015), LifeScore Labs, LLC; Assistant Treasurer (since 2015), MassMutual Intellectual Property LLC; Assistant Treasurer (since 2019), MassMutual MCAM Insurance Company, Inc.; Assistant Treasurer (since 2018), MassMutual Mortgage Lending LLC; Assistant Treasurer (since 2017), MassMutual Trad Private Equity LLC; Assistant Treasurer (since 2017), MassMutual Ventures Holding LLC; Assistant Treasurer (since 2018), MassMutual Ventures Management LLC; Assistant Treasurer (since 2018), MassMutual Ventures SEA Management Private Limited; Assistant Treasurer (since 2018), MassMutual Ventures Southeast Asia I LLC; Assistant Treasurer (since 2018), MassMutual Ventures Southeast Asia II LLC; Assistant Treasurer (since 2020), MassMutual Ventures UK LLC; Assistant Treasurer (since 2018), MassMutual Ventures US II LLC; Assistant Treasurer (since 2018), MassMutual Ventures US III LLC; Assistant Treasurer (since 2020), MM Copper Hill Road LLC; Assistant Treasurer (since 2017), MML Distributors, LLC; Assistant Treasurer (since 2018), MML Investors Services, LLC; Assistant Treasurer (since 2017), MML Investment Advisers, LLC (since 2016), MML Strategic Distributors, LLC; Assistant Treasurer (since 2018), Sleeper Street LLC; Assistant Treasurer (since 2019), Trad Investments I LLC; Assistant Treasurer (since 2018), Athens Fund Management LLC; Assistant Treasurer (since 2020), MassMutual Global Business Services India LLP; Assistant Treasurer (since 2020), MassMutual Global Business Services Romania S.R.L.; Assistant Treasurer (since 2020), MassMutual Private Equity Funds LLC; Assistant Treasurer (since 2020), MassMutual Solutions LLC; Assistant Treasurer (since 2019), MM Global Capabilities I LLC; Assistant Treasurer (since 2020), MM Global Capabilities II LLC; Assistant Treasurer (since 2020), MM Global Capabilities III LLC; Assistant Treasurer (since 2020), MM Global Capabilities (Netherlands) BV; Assistant Treasurer (since 2020), MM Investment Holding; Assistant Treasurer (since 2020), Open Alternatives LLC; Assistant Treasurer (since 2020), The MassMutual Trust Company (since 2016), Glidepath Holdings Inc. (since 2021), Blueprint Income LLC (since 2021), MM Catalyst Fund LLC (since 2021).

ANDREW M. GOLDBERG, Secretary (since 2015)

Assistant Secretary (2013-2015), MML Advisers; Lead Counsel, Investment Adviser & Mutual Funds (since 2018), Assistant Vice President and Counsel (2004-2018), MassMutual; Vice President, Secretary, and Chief Legal Officer (since 2008), MassMutual Select Funds (open-end investment company); Vice President, Secretary (formerly known as “Clerk”), and Chief Legal Officer (since 2008), MassMutual Premier Funds (open-end investment company); Vice President, Secretary, and Chief Legal Officer (since 2008), MML Series Investment Fund (open-end investment company); and Vice President, Secretary (formerly known as “Clerk”), and Chief Legal Officer (since 2008), MML Series Investment Fund II (open-end investment company).

NATHAN HALL, Chief Financial Officer and Treasurer (since 2016)

Head of Wealth Management Finance (since 2018), Assistant Vice President, Financial Planning & Analysis (2012-2018), MassMutual; Chief Financial Officer and Treasurer (since 2012), MML Investors Services, LLC; Chief Financial Officer and Treasurer (since 2014), MML Strategic Distributors, LLC; Chief Financial Officer and Treasurer (since 2016) and (2012-2014), MML Distributors, LLC; Chief Financial Officer (since 2012), MML Insurance Agency, LLC; Chief Financial Officer (since 2012), MMLISI Financial Alliances, LLC; Chief Financial Officer (since 2021), Flourish Financial, LLC.

PAUL LAPIANA, President (since 2021)

Head of MassMutual U.S. Product (since 2019), Head of Field Management (2016-2019), MassMutual; President (since 2021), MassMutual Select Funds (open-end investment company); President (since 2021), MassMutual Premier Funds (open-end investment company); President (since 2021), MML Series Investment Fund (open-end investment company); President (since 2021), MML Series Investment Fund II (open-end investment company); CEO & President (since 2020) MML Distributors, LLC.

JILL NAREAU ROBERT, Assistant Secretary (since 2015)

Lead Counsel, Investment Adviser & Mutual Funds (since 2018), Assistant Vice President and Counsel (2009-2018), MassMutual; Vice President and Assistant Secretary (since 2017), Assistant Secretary (2008-2017), MassMutual Select Funds (open-end investment company); Vice President and Assistant Secretary (since 2017), Assistant Secretary (formerly known as “Assistant Clerk”) (2008-2017), MassMutual Premier Funds (open-end investment company); Vice President and Assistant Secretary (since 2017), Assistant Secretary (2008-2017), MML Series Investment Fund (open-end investment company); Vice President and Assistant Secretary (since 2017), Assistant Secretary (formerly known as “Assistant Clerk”) (2008-2017), MML Series Investment Fund II (open-end investment company).

TODD PICKEN, Assistant Treasurer (since 2013)

Treasurer (since 2008), Corporate Vice President (2008-2018), MassMutual; Corporate Vice President and Treasurer (since 2008), C.M. Life Insurance Company; Corporate Vice President and Treasurer (since 2008), MML Bay State Life Insurance Company; Treasurer (since 2016), Barings Multifamily Capital Holdings LLC; Vice President and Treasurer (since 2012), Berkshire Way LLC; Treasurer (since 2018), EM Opportunities LLC; Vice President and Treasurer (since 2013), Fern Street LLC; Vice President and Treasurer (since 2014), Haven Life Insurance Agency, LLC; Treasurer (since 2017), Insurance Road LLC; Treasurer (since 2017), Life Score Labs, LLC; Treasurer (since 2008), MassMutual Assignment Company; Treasurer (since 2008), MassMutual Capital Partners LLC; Treasurer (since 2010), MassMutual External Benefits Group LLC; Vice President & Treasurer (since 2008), MassMutual Holding LLC; Vice President and Treasurer (since 2008), MassMutual Holding MSC, Inc.; Treasurer (since 2017), MassMutual Intellectual Property LLC; Vice President and Treasurer (since 2008), MassMutual International Holding MSC, Inc.; Treasurer (since 2008), MassMutual International LLC; Treasurer (since 2017), MassMutual Mortgage Lending LLC; Vice President and Treasurer (since 2016), MassMutual Retirement Services, LLC; Treasurer (since 2008), MassMutual Trad Private Equity LLC; Treasurer (since 2008), The MassMutual Trust Company, FSB; Treasurer (since 2018), MassMutual Ventures Holding LLC; Treasurer (since 2018), MassMutual Ventures Management LLC; Treasurer (since 2018), MassMutual Ventures SEA Management Private Limited; Treasurer (since 2018), MassMutual Ventures Southeast Asia I LLC; Treasurer (since 2018), MassMutual Ventures UK LLC; Treasurer (since 2014), MassMutual Ventures US I LLC; Treasurer (since 2018), MassMutual Ventures US II LLC; Treasurer (since 2011), MM Asset Management Holding LLC; Vice President and Treasurer (since 2013), MM Private Equity Intercontinental LLC; Vice President and Treasurer (since 2018), MM Rothesay Holdco US LLC; Vice President & Treasurer (since 2014), MML Management Corporation; Vice President & Treasurer (since 2014), Pioneers Gate LLC; Treasurer (since 2017), MM Copper Hill Road LLC; Assistant Treasurer (since 2009), MML Investors Services, LLC; Treasurer (since 2018), Trad Investments LLC; Vice President and Treasurer (since 2019), MassMutual MCAM Insurance Company, Inc.; Assistant Treasurer (since 2015), MML Distributors, LLC; Vice President and Treasurer (since 2019), Sleeper Street LLC; Treasurer (since 2020), Athens Fund Management LLC; Treasurer (since 2020), MassMutual Global Business Services India LLP; Treasurer (since 2020), MassMutual Global Business Services Romania S.R.L.; Treasurer (since 2020), MassMutual Private Equity Funds LLC; Treasurer (since 2019), MassMutual Solutions LLC; Treasurer (since 2020), MM Global Capabilities I LLC; Treasurer (since 2020), MM Global Capabilities II LLC; Treasurer (since 2020), MM Global Capabilities III LLC; Treasurer (since 2020), MM Global Capabilities (Netherlands) BV; Treasurer (since 2020), MM Investment Holding; Treasurer (since 2020), Open Alternatives LLC.

DOUGLAS STEELE, Vice President and Head of Investment Management (since 2017)

Head of Investment Due Diligence (2016-2017), MML Advisers; Head of Investment Management (since 2017), Assistant Vice President (2013-2017), MassMutual; Vice President (since 2016), MassMutual Select Funds (open-end investment company); Vice President (since 2016), MassMutual Premier Funds (open-end investment company); Vice President (since 2016), MML Series Investment Fund (open-end investment company); Vice President (since 2016), MML Series Investment Fund II (open-end investment company).

PHILIP S. WELLMAN, Vice President and Chief Compliance Officer (since 2013)

Head of Mutual Funds & RIA Compliance (since 2018), Vice President, Associate General Counsel, and Chief Compliance Officer (Mutual Funds) (2014-2018), MassMutual; Vice President and Chief Compliance Officer (since 2007), MassMutual Select Funds (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MassMutual Premier Funds (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MML Series Investment Fund (open-end investment company); and Vice President and Chief Compliance Officer (since 2007), MML Series Investment Fund II (open-end investment company).

b.	The Investment Subadvisers

ALLIANCEBERNSTEIN L.P.
(“ALLIANCEBERNSTEIN”)

AllianceBernstein is located at 1345 Avenue of the Americas, New York, New York 10105.

Information as to the directors and executive officers of AllianceBernstein set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-56720), and amended through the date hereof, is incorporated by reference.

Director/Officer	Position
Seth P. Bernstein	Director, President and Chief Executive Officer
Kate Burke	Chief Operating Officer
Ali Dibadj	Head of Finance and Strategy
Laurence E. Cranch	Chief Legal Officer
John C. Weisenseel	Chief Financial Officer
Ramon de Oliveira	Chairman of the Board - AllianceBernstein Corporation
Paul L. Audet	Director – AllianceBernstein Corporation
Nella Domenici	Director – AllianceBernstein Corporation
Jeffrey J. Hurd	Director – AllianceBernstein Corporation and Chief Operating Officer, Equitable Holdings, Inc.
Daniel G. Kaye	Director – AllianceBernstein Corporation
Nick Lane	Director – AllianceBernstein Corporation and President, Equitable Life Insurance Company
Kristi A. Matus	Director – AllianceBernstein Corporation
Das Narayandas	Director – AllianceBernstein Corporation and Professor of Business Administration at Harvard Business School
Mark Pearson	Director – AllianceBernstein Corporation and President and Chief Executive Officer, Equitable Holdings, Inc.
Bertram L. Scott	Director – AllianceBernstein Corporation
Charles G. T. Stonehill	Director – AllianceBernstein Corporation

AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
(“ACIM”)

In addition to serving as a subadviser for the Registrant, American Century Investment Management, Inc. (“ACIM”) provides portfolio management services for other investment companies as well as for other business and institutional clients. Business backgrounds of the directors and principal executive officers of the subadviser during the past two fiscal years are as follows:

Charles Tan (Senior Vice President and Co-CIO, Global Fixed Income of ACIM) Served as Head of North American Fixed Income, Aberdeen Standard Investments, 1735 Market Street, Philadelphia, PA 19103, 2015 to 2018

Jason Greenblath (Vice President of ACIM) Served as Head of US Investment Grade Credit (2018 to 2019), Portfolio Manager US Credit (2012 to 2018) and Head of US Investment Grade Credit Research (2014 to 2018), Aberdeen Standard Investments, 1735 Market Street, Philadelphia, PA 19103

Alex Lepinsky (Vice President of ACIM) Served as Senior Portfolio Manager and Senior Trader, Deutsche Bank, 60 Wall Street, New York, NY 10005. 2005 to 2020

The principal address for American Century Investment Management, Inc. is 4500 Main Street, Kansas City, Missouri 64111.

BARROW, HANLEY, MEWHINNEY & STRAUSS, LLC
(“BARROW HANLEY”)

2200 ROSS AVENUE, 31ST FLOOR • DALLAS, TEXAS 75201-2761 • 214-665-1900

Barrow Hanley Board of Manager Members

CORY L. MARTIN

Chief Executive Officer and Executive Director, Portfolio Manager

Mr. Martin joined BHMS in 1999. During his 21-year tenure at Barrow Hanley, he has been instrumental in the creation, development, and implementation of our Non-U.S. Value, Global Value, and Emerging Markets Equity strategies. In 2017, Mr. Martin was named Barrow Hanley’s Executive Director and appointed to the Board of Managers. In 2018, he became responsible for the day-to-day management of the firm, and in 2019 was named Chief Executive Officer. Prior to joining Barrow Hanley, Mr. Martin served as a vice president at Templeton Investment Counsel, Inc. in Fort Lauderdale, Florida. His 30-year career in the investment management industry includes serving as an institutional investment consultant at LCG Associates, Inc. Mr. Martin is a member of the CFA Institute and the CFA Society of Dallas-Fort Worth. He graduated from Baylor University.

PATRICIA BARRON, IACCP

Senior Managing Director, Chief Operating Officer, Chief Compliance and Risk Officer

Ms. Barron joined our firm in 2000. She began serving as Barrow Hanley’s Compliance Officer in 2001 and was appointed Chief Compliance Officer (CCO) in 2004. In 2010, Ms. Barron was also appointed Chief Risk Officer, and in 2020 was appointed as Chief Operating Officer. She is responsible for overseeing the firm’s compliance program and firm-wide risk assessment program. Her 34-year career in the investment industry includes serving at Citigroup and Morgan Stanley. Ms. Barron graduated from Western Governors University with a BS in Business Management. She holds the Investment Adviser Certified Compliance Professional® (IACCP®) certification, as well as the Risk Management Specialist certification, and has also earned the CFA Institute Investment Foundations™ Certificate.

MARK GIAMBRONE

Senior Managing Director, Portfolio Manager / Analyst

Mr. Giambrone joined Barrow Hanley in 1999. Prior to joining Barrow Hanley, Mr. Giambrone served as a portfolio consultant at HOLT Value Associates. During his 28-year career, he has also served as a senior auditor/tax specialist for KPMG Peat Marwick and Ernst & Young Kenneth Leventhal. Mr. Giambrone graduated summa cum laude from Indiana University with a BS in Business and received an MBA from the University of Chicago.

Perpetual Limited Executive Members:

CHRIS GREEN

Chief Financial Officer

BComm (Fin & Acc) (UQ), LLB (UQ), MBA (LBS), MAICD

Chris was appointed Chief Financial Officer in October 2018. He joined Perpetual in 2006 and has held the roles of General Manager Trust & Fund Services and from 2008-2018, Group Executive Corporate Trust.

Before Perpetual, Chris was with JPMorgan where he spent 9 years in London as Vice President, Account Management & Analytics of Institutional Trust Services and a year as head of that business for the Australasia region.

Chris is Chairman of the Australian Securitisation Forum and a member of the Advice Board of the Financial Services Council. He is currently completing a BA in Philosophy at the University of London.

DAVID LANE

Group Executive, Perpetual Investments

BEc (Hons), GAICD

David was appointed Group Executive, International Asset Management in February 2020. He is responsible for Perpetual’s international asset management boutiques including Trillium Asset Management in Boston and Barrow Hanley in Dallas, when it closes later this year. In addition, he is responsible for sourcing and executing domestic and international asset management transactions.

Before commencing his current role, David was appointed to the newly created role of Group Executive, Mergers & Acquisitions in August 2019. David joined Perpetual in April 2017 as Group Executive, Perpetual Investments. In this role, David was responsible for leading the end-to-end business of Perpetual Investments, Perpetual’s specialised asset management division. This includes the investment management team, product, operations and distribution.

David is a member of Perpetual Limited’s Executive Committee; a Director of Perpetual Investments Management Limited and Perpetual Equity Investment Company Limited.

David has more than 20 years’ experience in asset management, wealth management and investment banking and a deep understanding of the local and global financial services landscape. Before Perpetual, David spent six years as CEO of Count Financial after initially joining the Commonwealth Bank of Australia in the role of General Manager for Wealth Management and Strategic Development.

Prior to this he held COO positions at both Neuberger Berman and Liberty View Capital where he was responsible for managing a number of multi-billion dollar hedge funds. He has also held roles at Aetos Capital, JP Morgan and Goldman Sachs.

David attended The Wharton School at the University of Pennsylvania, completing a Bachelor of Economics degree, with honours, in 1989.

SIMONE ’SAM’ MOSSE

Chief Risk Officer

Sam joined Perpetual as Chief Risk Officer in February 2019.

Sam is an accomplished risk professional with more than 23 years of local and global experience within the financial services sector. She has a proven track record in risk management and delivering strategic business outcomes.

Throughout her career Sam has led risk and compliance, operations and internal audit teams. Most recently, Sam was interim Global Head of Enterprise Risk and Head of Risk and Compliance, Pan Asia at Janus Henderson Investors where she spent more than five years.

Sam also held senior roles at Macquarie Group across 17 years including Head of Deal Management and Head of Compliance and Operational Risk within Macquarie Funds Group.

Sam holds a Bachelor of Commerce degree (Accounting) from University of NSW and a Graduate Diploma in Applied Finance from FINSIA.

CHARLES ‘CHUCK’ THOMPSON II

Head of Distribution & Strategy-Americas, Perpetual Investments

Chuck joined Perpetual Investments in the first quarter of 2020 to lead the global expansion of Perpetual into North America with 27 years of experience in the Global financial services asset management industry and a deep understanding of Institutional and Intermediary distribution strategy, marketing, and product development. He has extensive global cultural experience having grown up in the Netherlands Antilles (1970-1979) and spending more than 15 years working in a global asset management context.

Prior to joining Perpetual, He was the Head of North American Distribution from 2010-2017 for Henderson Global Investors. As one of three founding US distribution team members in 2002, the team grew the North American asset base from zero to 20.9b, until the merger of Janus Henderson Investors in June of 2017. In 2018, he joined Snow Capital Management as Head of Distribution leading the Institutional and Intermediary team until the first quarter of 2020. His previous experience was with Van Kampen Investments from 1994-2001. In addition, he served as a Board member of the Henderson Global Funds from October 2010 through June of 2017 when he was responsible for merging the Henderson Global Investors north American assets into Janus Capital Group.

Chuck is married to Dr. Joi Thompson, D.C and they have four children. He enjoys boating, wake surfing and is a Private pilot. He also serves on two non-profit boards, Outreach Community Ministries, which provides a full range of charitable, human service, educational, religious and community development activities, and the Christ Church of Oak Brook where he serves as a High School boys mentor and a volunteer leader for Doxa.org, who serve Tijuana, Mexico through house building, education, and long-term community development.

Chuck holds a Bachelor of Arts in Music Theory & Composition, MBI College of Music. He also holds FINRA Licenses for the series 3, 6, 7, 63, 64/65,66, 24- and RIA Supervisory principal designation since 2007.

BOSTON PARTNERS GLOBAL INVESTORS, INC.
(“BOSTON PARTNERS”)

The sole business activity of Boston Partners Global Investors, Inc. (“Boston Partners”), One Grand Central Place, 60 E. 42nd Street, Suite 1550, New York, New York, 10165, is to serve as an investment adviser. Boston Partners provides investment advisory services to the Boston Partners Funds and the WPG Partners Funds.

Boston Partners is registered under the Investment Advisers Act of 1940 and serves as an investment adviser to domestic and foreign institutional investors, investment companies, commingled trust funds, private investment partnerships and collective investment vehicles. Information regarding the directors and officers of Boston Partners is as follows:

Effective 1/28/21:

Name and Position with Boston Partners	Other Companies	Position With Other Companies
Joseph F. Feeney, Jr.	Boston Partners Trust Company	Chief Investment Officer
Director, Chief Executive Officer & Chief Investment Officer
Mark E. Donovan
Director, Senior Portfolio Manager
William G. Butterly, III	Boston Partners Securities, L.L.C.	Chief Legal Officer
General Counsel, Director of	Boston Partners Trust Company	General Counsel, Secretary & Director
Sustainability & Engagement	Boston Partners (UK) Limited	Director & Secretary
& Secretary
Mark S. Kuzminskas	Boston Partners Trust Company	Director & Chief Operating Officer
Chief Operating Officer	Boston Partners (UK) Limited	Director & Chief Operating Officer
Kenneth Lengieza
Chief Compliance Officer
Greg A. Varner	Boston Partners Trust Company	Chief Financial Officer & Treasurer
Chief Financial Officer &	Boston Partners (UK) Limited	Director & Chief Financial Officer
Treasurer
Stan H. Koyanagi	ORIX Corporation	Director, Managing Executive Officer and Global General Counsel
Director, Chairperson of	ORIX Corporation Europe N.V.	Director
the Board of Directors	Ormat Technologies, Inc.	Director
Jeffrey A. Finley	ORIX Corporation USA	Head of Corporate Development and Strategic Opportunities
Director
David G. Van Hooser	Harbor Capital Advisors, Inc.	Chairman of the Board & Director
Director

GATEWAY INVESTMENT ADVISERS, LLC
(“GATEWAY”)

SENIOR MANAGEMENT PROFESSIONAL STAFF

Gateway is located at 312 Walnut Street, 35th Floor, Cincinnati, Ohio 45202-9834.

Paul R. Stewart, CFA®

Paul Stewart joined Gateway Investment Advisers, LLC in 1995 and is the firm’s Chief Executive Officer and a member of the Board of Managers. Mr. Stewart also serves as a co-portfolio manager for several mutual funds advised or sub-advised by the firm, in addition to the firm’s separate account strategies. As Chief Executive Officer and member of the Board, Mr. Stewart oversees the management of Gateway and is involved in high-level decisions regarding firm policy and strategy.

Mr. Stewart has served Gateway in various roles including Chief Financial Officer and as the firm’s Chief Investment Officer where he led the implementation of Gateway’s investment strategy. Prior to joining Gateway, Mr. Stewart was an audit manager with Price Waterhouse.

Mr. Stewart earned his BBA from Ohio University and is a CFA® charterholder.

Michael T. Buckius, CFA®

Michael Buckius joined Gateway Investment Advisers, LLC in 1999 and is the firm’s President, Chief Investment Officer and a member of the Board of Managers. Mr. Buckius also serves as a co-portfolio manager for several mutual funds advised or sub-advised by the firm, in addition to the firm’s separate account strategies. As Chief Investment Officer, Mr. Buckius oversees the firm’s investment management and trading functions, as well as product development and servicing individual client relationships.

Prior to joining Gateway, Mr. Buckius was an equity derivative sales professional at Bear Stearns & Co. and Bankers Trust Company in New York where he specialized in the design and implementation of hedging and monetization strategies for corporations and high net-worth individuals. Previously, Mr. Buckius held a variety of option-related research and trading positions at Alex. Brown & Sons Inc. in Baltimore.

Mr. Buckius earned his BA and MBA in Finance from Loyola University Maryland and is a CFA® charterholder.

Gary H. Goldschmidt

Mr. Goldschmidt joined Gateway in 1999 and is the firm’s Chief Operating Officer, Senior Vice President and a member of the Board of Managers. He served most recently as the firm’s Chief Financial Officer in addition to his duties as COO.

He is responsible for overseeing the firm’s compliance, financial reporting, client accounting and information technology functions.

Prior to joining Gateway, he served as assistant vice president and financial reporting manager at Countrywide Fund Services, Inc.

Mr. Goldschmidt earned his B.S.B.A. from Xavier University in Cincinnati.

Tricia G. Tomich

Tricia G. Tomich joined Gateway Investment Advisers, LLC in September 2013 and is the firm’s General Counsel and Chief Compliance Officer.

She is responsible for implementing, administering and monitoring the firm’s compliance program and addressing all legal matters.

Before being elevated to General Counsel and Chief Compliance Officer in 2021, Ms. Tomich served Gateway as Assistant General Counsel and Compliance Officer. Prior to joining Gateway, she practiced in the area of commercial litigation where she represented clients in employment, corporate, and transactional disputes.

Ms. Tomich earned her Juris Doctor from the University of Cincinnati College of Law and her B.A. from Xavier University.

N. Craig Bickel

Mr. Bickel joined the Gateway in 1998 and is the firm’s Chief Information Officer, Vice President. Most recently serving as the firm’s Director of Information Technology.

He is responsible for security and oversight of Gateway’s information technology systems.

Prior to joining Gateway, Mr. Bickel managed systems development and support for GE Capital’s corporate credit card reporting software initiatives.

Mr. Bickel earned his A.A. from the University of Cincinnati.

D. David Jilek, CAIA®

David Jilek joined Gateway Investment Advisers, LLC in 2014 and is currently the firm’s Chief Investment Strategist and a Vice President. Based in Boston, Mr. Jilek’s responsibilities focus on key opportunities to promote Gateway’s low-volatility equity strategies by providing insight on the equity and options markets to the firm’s institutional, sub-advisory and financial intermediary clients.

Prior to joining Gateway, Mr. Jilek was a Vice President and Investment Strategist at Natixis Global Asset Management. In this role, Mr. Jilek was responsible for assessing capital market trends, working with affiliated portfolio management teams and assisting external clients with Natixis’ investment platform. Alternative investments, asset allocation, portfolio construction and retirement income strategies were the focus of his expertise.

Prior to joining Natixis, Mr. Jilek’s experience included investment product management and development roles at Evergreen Investments, American Express Financial Advisors and Putnam Investments.

Mr. Jilek currently serves on the Board of Trustees for the Sean D. Biggs Memorial Foundation. He joined the investment industry in 1998 and earned his BA from the University of Kansas. Mr. Jilek holds the Chartered Alternative Investment Analyst® (CAIA®) designation and is a member of the CAIA® Association.

Julie M. Schmuelling, CPA

Mrs. Schmuelling joined the firm in 2014 and is the firm’s Chief Financial Officer, Vice President.

She is responsible for managing client reporting, performance calculations, external audits and daily operational workflow.

Prior to joining Gateway, Mrs. Schmuelling spent 11 years at Ultimus Fund Solutions, LLC in positions of increasing responsibility in the company’s Fund Accounting department where, as Vice President – Mutual Fund Controller, she oversaw the daily operations and financial reporting for over 25 mutual funds with $7 billion in net assets. Prior to Ultimus, Mrs. Schmuelling was employed as a Senior Auditor at Arthur Andersen LLP.

She is a graduate of the University of Cincinnati, a Certified Public Accountant and has worked in the financial services industry since 1999.

HARRIS ASSOCIATES L.P.
(“HALP”)

Harris Associates L.P. (“HALP”) is a registered investment adviser under the Advisers Act. The directors (other than Giunta and Raby) and executive officers of HALP have had as their sole business, profession, vocation or employment during the past two years only their duties as executive officers/employees of HALP. Harris Associates Inc. (“HAI”) is the general partner of HALP and Harris Associates Securities L.P. (“HASLP”), a limited-purpose broker-dealer. HALP is affiliated with and a limited partner of HASLP. The business address of Harris Associates is 111 S. Wacker Drive, Suite 4600, Chicago, Illinois 60606.

Directors and Officers

Name, Address and Position(s) and Age at January 1, 2021 and Principal Occupation(s) during the Past Five Years.

DAVID G. HERRO. 60. Director, HAI, since 2003; Deputy Chairman since 2015 and Chief Investment Officer, International Equity, HAI and HALP, since 2003; Portfolio Manager and Analyst, HALP, since 1992.

ANTHONY P. CONIARIS. 44. Director, HAI since 2015; Co-Chairman, HAI and HALP since 2016; Portfolio Manager since 2013. Analyst, HALP, 2005-2019.

KEVIN G. GRANT. 56. Director, HAI since 2015; Co-Chairman, HAI and HALP since 2016; Portfolio Manager, since 2000, and Analyst, HALP, since 1993.

ZACHARY D. WEBER. 46. Chief Financial Officer and Treasurer, HAI, HALP and HASLP, since 2016; Senior Vice President and Vice President, GCM Grosvenor, 1996-2001.

JUSTIN D. HANCE. 36. Vice President and Director of International Research, HAI and HALP, since 2016; Portfolio Manager since 2016 and Analyst, HALP, since 2010.

M. COLIN HUDSON. 51. Vice President, HAI and HALP, since 2016. Portfolio Manager since 2013 and Analyst, HALP since 2005.

ERIC LIU. 41. Vice President, HAI and HALP since 2019; Portfolio Manager since 2013 and Analyst, HALP, since 2009.

CHRISTOPHER W. KELLER. 55. President, HAI, HALP and HASLP, since 2021; Chief Operating Officer, HAI, HALP and HASLP, 2015-2020; Vice President and Managing Director, Goldman Sachs Asset Management, 1998-2015.

MICHAEL L. MANELLI. 41. Vice President, HAI and HALP, since 2014; Portfolio Manager since 2011 and Analyst, HALP, since 2005.

COLIN P. MCFARLAND. 57. Chief Compliance Officer, HALP since 2005.

CLYDE S. MCGREGOR. 68. Vice President, HAI and HALP; Portfolio Manager HALP since 1981.

THOMAS W. MURRAY. 50. Vice President and Director of U.S. Research, HAI and HALP, since 2012; Portfolio Manager since 2013 and Analyst, HALP, since 2003.

WILLIAM C. NYGREN. 62. Vice President and Chief Investment Officer, U.S. Equities, HAI and HALP since 2017; Portfolio Manager since 1996 and Analyst HALP, since 1983.

RANA J. WRIGHT. 42. Director, HAI, since 2021; Chief Administrative Officer, HAI, HALP and HASLP, since 2021; General Counsel and Secretary, HAI, HALP and HASLP, since 2018; Vice President, HAI, HALP and HASLP, 2018-2020; Managing Director and Associate General Counsel, Bank of America Corporation, 2014-2018; Partner, Reed Smith LLP, 2003-2014.

DAVID GIUNTA, 55. Director, HAI since 2017; President and CEO, Natixis Investment Managers, LLC since 2017. Address: c/o Natixis Investment Managers, 888 Boylston Street, Boston, Massachusetts 02199.

JEAN RABY. 56. Director, HAI since 2017; Chief Executive Officer, Natixis Investment Managers since 2017. Address: c/o Natixis Investment Managers, 21, quai d’Austerlitz 75013 Paris, France.

INVESCO ADVISERS, INC.
(“INVESCO”)

The following table provides information with respect to the principal executive officers and the directors of Invesco Advisers, Inc. The business address of the principal executive officers and each director is Two Peachtree Pointe, 1555 Peachtree Street, N.E., Suite 1800, Atlanta, Georgia 30309.

Name	Position
Gregory McGreevey	Director, Chairman, President, and Chief Executive Officer

L. Allison Dukes	Director

Andrew Schlossberg	Director and Senior Vice President

Kevin M. Carome	Director

Todd Kuehl	Chief Compliance Officer

Annette Lege	Chief Accounting Officer, CFO, and Treasurer

Mark Gregson	Controller

Jeffrey H. Kupor	Senior Vice President and Secretary

Crissie Wisdom	Anti-Money Laundering Compliance Officer

LOOMIS, SAYLES & COMPANY, L.P.
(“LOOMIS SAYLES”)

Loomis Sayles acts as subadviser to the MML Large Cap Growth Fund. The address of Loomis Sayles is One Financial Center, Boston, Massachusetts 02111. Loomis Sayles is an investment adviser registered under the Investment Advisers Act of 1940. The information listed below is for the last two fiscal years December 31, 2019 and 2020.

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
Kevin P. Charleston Chairman, Chief Executive Officer, President and Director	Loomis Sayles Funds I 888 Boylston Street, Boston, MA 02199	Trustee, President and Chief Executive Officer
	Loomis Sayles Funds II 888 Boylston Street, Boston, MA 02199	Trustee
	Natixis Funds Trust I 888 Boylston Street, Boston, MA 02199	Trustee
	Natixis Funds Trust II 888 Boylston Street, Boston, MA 02199	Trustee
	Natixis Funds Trust IV 888 Boylston Street, Boston, MA 02199	Trustee
	Natixis ETF Trust 888 Boylston Street, Boston, MA 02199	Trustee
	Natixis ETF Trust II 888 Boylston Street, Boston, MA 02199	Trustee
	Gateway Trust 888 Boylston Street, Boston, MA 02199	Trustee
	Loomis Sayles Distributors, Inc. One Financial Center, Boston, MA 02111	Director
	Loomis Sayles Investments Limited The Economist Plaza, 25 St. James’s Street, London, England SW1A 1 HA	Executive Vice President
	Loomis Sayles Trust Company, LLC One Financial Center, Boston, MA 02111	Manager and President
	Loomis Sayles Investments Asia Pte. Ltd. 10 Collyer Quay #14-06, Ocean Financial Centre, Singapore 049315	Director
	Loomis Sayles Operating Services, LLC One Financial Center, Boston, MA 02111	Chairman and President
Matthew J. Eagan Executive Vice President and Director	None.	None.
Daniel J. Fuss Vice Chairman, Executive Vice President and Director	Loomis Sayles Funds I 888 Boylston Street, Boston, MA 02199	Executive Vice President
	Loomis Sayles Funds II 888 Boylston Street, Boston, MA 02199	Executive Vice President
John F. Gallagher III Executive Vice President and Director	Loomis Sayles Distributors, Inc. One Financial Center, Boston, MA 02111	President
	Loomis Sayles Distributors, L.P. One Financial Center, Boston, MA 02111	President
John R. Gidman Executive Vice President, Chief Operating Officer and Director	Loomis Sayles Solutions, LLC One Financial Center, Boston, MA 02111 (dissolved)	President (2003-2020)

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
David L. Giunta Director	Natixis Investment Managers 888 Boylston Street, Boston, MA 02199	President and Chief Executive Officer, US
	Natixis Advisors, L.P. 888 Boylston Street, Boston, MA 02199	President and Chief Executive Officer
	Natixis Distribution Corporation 888 Boylston Street, Boston, MA 02199	Chairman, President and Chief Executive Officer
	Natixis Distribution, L.P 888 Boylston Street, Boston, MA 02199	President and Chief Executive Officer
	Loomis Sayles Funds I 888 Boylston Street, Boston, MA 02199	Trustee and Executive Vice President
	Loomis Sayles Funds II 888 Boylston Street, Boston, MA 02199	Trustee, President and Chief Executive Officer
	Natixis Funds Trust I 888 Boylston Street, Boston, MA 02199	Trustee, President and Chief Executive Officer
	Natixis Funds Trust II 888 Boylston Street, Boston, MA 02199	Trustee, President and Chief Executive Officer
	Natixis Funds Trust IV 888 Boylston Street, Boston, MA 02199	Trustee, President and Chief Executive Officer
	Natixis ETF Trust 888 Boylston Street, Boston, MA 02199	Trustee, President and Chief Executive Officer
	Natixis ETF Trust II 888 Boylston Street, Boston, MA 02199	Trustee, President and Chief Executive Officer
	Gateway Trust 888 Boylston Street, Boston, MA 02199	Trustee, President and Chief Executive Officer
Aziz V. Hamzaogullari Executive Vice President, Chief Investment Officer of the Growth Equity Strategies and Director	None.	None.
Maurice Leger Director of Global Institutional Services, Executive Vice President and Director	Loomis Sayles Trust Company, LLC One Financial Center, Boston, MA 02111	Manager
Jean S. Loewenberg Executive Vice President, General Counsel, Secretary and Director	Loomis Sayles Distributors, Inc. One Financial Center, Boston, MA 02111	Director
	Loomis Sayles Investments Limited The Economist Plaza, 25 St. James’s Street, London, England SW1A 1 HA	General Counsel and Secretary
	Loomis Sayles Trust Company, LLC One Financial Center, Boston, MA 02111	Manager and Secretary
Jaehoon Park, Executive Vice President, Chief Investment Officer and Director	None.	None.
Jean Raby Director	Natixis Investment Managers 888 Boylston Street, Boston, MA 02199	Chief Executive Officer
Richard G. Raczkowski Executive Vice President and Director	None.	None.

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
John F. Russell, Executive Vice President and Director	None.	None.
Paul J. Sherba Executive Vice President, Chief Financial Officer and Director	Loomis Sayles Distributors, Inc. One Financial Center, Boston, MA 02111	Vice President and Treasurer
	Loomis Sayles Distributors, L.P. One Financial Center, Boston, MA 02111	Vice President and Treasurer
	Loomis Sayles Trust Company, LLC One Financial Center, Boston, MA 02111	Manager and Chief Financial Officer
	Loomis Sayles Investments Asia Pte. Ltd. 10 Collyer Quay #14-06, Ocean Financial Centre, Singapore 049315	Director
	Loomis Sayles Investments Limited The Economist Plaza, 25 St. James’s Street, London, England SW1A 1 HA	Chief Financial Officer and Treasurer
Elaine M. Stokes Executive Vice President and Director	None.	None.
David L. Waldman Executive Vice President, Deputy Chief Investment Officer and Director	None.	None.

MASSACHUSETTS FINANCIAL SERVICES COMPANY
(“MFS”)

Massachusetts Financial Services Company (“MFS”)

111 Huntington Avenue

Boston, Massachusetts 02199

Name of each Director, Principal Executive Officer or Partner of the Adviser	Any other Business, Profession, Vocation or Employment of a Substantial Nature of the Adviser (and each director, officer or partner of the adviser thereof) within the Last Two Fiscal Years

Kevin D. Strain, Director	Executive Vice President and Chief Officer of Sun Life Financial

Jacques Goulet, Director	President, SLF Canada

Melissa J. Kennedy, Director	Executive Vice-President, Chief Legal Officer and Public Affairs of Sun Life Financial

Robert J. Manning, Director, Non-Executive Chairman and Chairman of the Board of Directors	Trustee of various funds within the MFS U.S. Funds complex (the “MFS Funds”)*

Michael W. Roberge, Director, Chairman, and Chief Executive Officer	Trustee of the MFS Funds (since January 1, 2021)*

Edward M. Maloney, Executive Vice President and Chief Investment Officer	N/A*

David A. Antonelli, Vice Chairman	N/A*

Carol W. Geremia, Director, President, and Head of Global Distribution	N/A*

Jonathan N. Aliber, Executive Vice President and Chief Technology Officer	N/A*

Amrit Kanwal, Executive Vice President and Chief Financial Officer	N/A*

Mark A. Leary, Executive Vice President and Chief Human Resources Officer	N/A*

Heidi W. Hardin, Executive Vice President, General Counsel, and Secretary	Secretary of the MFS Funds*

Robin A. Stelmach, Vice Chairman	Trustee of the MFS Funds (until December 31, 2020)*

Martin J. Wolin, Chief Compliance Officer	Chief Compliance Officer of the MFS Funds*

Scott Chin, Treasurer	N/A*

*	Certain principal executive officers and directors of Massachusetts Financial Services Company (“MFS”) serve as officers or directors of some or all of MFS’ corporate affiliates and certain officers of MFS serve as officers of some or all of the MFS funds and/or officers or directors of certain MFS investment products. Except as set forth above, each principal executive officer of MFS has been engaged during the past two fiscal years in no business profession, vocation or employment of a substantial nature other than as an officer of MFS or certain of MFS’ corporate affiliates.

Metropolitan West Asset Management, LLC
(“METWEST”)

The following are the names and principal occupations of the principal executive officers and directors of MetWest. The address of the principal executive officers and directors is 865 S. Figueroa Street, Suite 1800, Los Angeles, California 90017.

Unless otherwise noted, the principal business address of each of the companies listed below is 865 S. Figueroa Street, Suite 1800, Los Angeles, California 90017.

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
Marc Stern	The TCW Group, Inc.	Chairman
Chairman	TCW Investment Management Company LLC	Chairman
	TCW Asset Management Company LLC	Chairman
	TCW LLC	Chairman
David Lippman	The TCW Group, Inc.	President & Chief Executive Officer
Chief Executive Officer	TCW Investment Management Company LLC	President & Chief Executive Officer
	TCW Asset Management Company LLC	President & Chief Executive Officer
	TCW LLC	President & Chief Executive Officer
Liz Kraninger Executive Vice President &	The TCW Group, Inc.	Executive Vice President & Chief Operating Officer
Chief Operating Officer	TCW Investment Management Company LLC	Executive Vice President & Chief Operating Officer
	TCW Asset Management Company LLC	Executive Vice President & Chief Operating Officer
	TCW LLC	Executive Vice President & Chief Operating Officer
Richard Villa Managing Director, Chief	The TCW Group, Inc.	Group Managing Director, Chief Financial Officer & Assistant Secretary
Financial Officer & Assistant Secretary	TCW Investment Management Company LLC	Group Managing Director, Chief Financial Officer & Assistant Secretary
	TCW Asset Management Company LLC	Group Managing Director, Chief Financial Officer & Assistant Secretary
	TCW LLC	Group Managing Director, Chief Financial Officer & Assistant Secretary
Gladys Xiques	The TCW Group, Inc.	Global Chief Compliance Officer
Managing Director, Global Chief Compliance Officer	TCW Investment Management Company LLC	Managing Director, Global Chief Compliance Officer
	TCW Asset Management Company LLC	Managing Director, Global Chief Compliance Officer
	TCW LLC	Managing Director, Global Chief Compliance Officer
Meredith Jackson Executive Vice President,	The TCW Group, Inc.	Executive Vice President, General Counsel & Secretary
General Counsel & Secretary	TCW Investment Management Company LLC	Executive Vice President, General Counsel & Secretary
	TCW Asset Management Company LLC	Executive Vice President, General Counsel & Secretary
	TCW LLC	Executive Vice President, General Counsel & Secretary

NORTHERN TRUST INVESTMENTS, INC.
(“NTI”)

BUSINESS AND OTHER CONNECTIONS OF INVESTMENT SUBADVISER

Northern Trust Investments, Inc. (“NTI”), an indirect subsidiary of Northern Trust Corporation, serves as investment subadviser of the MML Equity Index Fund. NTI is located at 50 South LaSalle Street, Chicago, Illinois 60603. NTI is an Illinois State Banking Corporation and an investment adviser registered under the Investment Advisers Act of 1940, as amended. NTI primarily manages assets for institutional and individual separately managed accounts, investment companies and bank common and collective funds. Northern Trust Corporation is regulated by the Board of Governors of the Federal Reserve System as a financial holding company under the U.S. Bank Holding Company Act of 1956, as amended. Set forth below is a list of officers and directors of NTI, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years.

Name	Position(s) Held with NTI	Other Substantial Business, Profession, Vocation or Employment
John Abunassar	Director and Executive Vice President	None
Joseph W. McInerney	Senior Vice President and Chief Risk Officer	None
Robert P. Browne	Director, Executive Vice President, Chief Investment Officer and Senior Trust Officer	50 South Capital Advisors, LLC – Chief Investment Officer
Craig R. Carberry	Senior Vice President, Chief Legal Counsel and Secretary	50 South Capital Advisors, LLC – Secretary; Alpha-Core Strategies Fund – Secretary; Belvedere Advisers LLC – Chief Legal Officer and Secretary; FlexShares Trust – Chief Legal Officer; Northern Funds – Chief Legal Officer; Northern Institutional Funds – Chief Legal Officer and The Northern Trust Company – Deputy General Counsel and Senior Vice President
Darlene Chappell	Vice President and Anti-Money Laundering Compliance Officer	50 South Capital Advisors, LLC – AML Compliance Officer; Northern Funds – AML Compliance Officer; Northern Institutional Funds – AML Compliance Officer; and FlexShares Trust – AML Compliance Officer
Jose J. Del Real	Senior Vice President, Assistant General Counsel and Assistant Secretary	The Northern Trust Company – Assistant General Counsel and Senior Vice President; Northern Funds – Secretary; Northern Institutional Funds – Secretary; and FlexShares Trust –Secretary
Peter K. Ewing	Director and Senior Vice President	The Northern Trust Company – Senior Vice President; Northern Funds – President and Principal Executive Officer; Northern Institutional Funds – President and Principal Executive Officer; and FlexShares Trust – President and Principal Executive Officer
Sheri B. Hawkins	Director and Executive Vice President	None
Archana Kumar	Executive Vice President and Chief Operating Officer	None
Maya G. Teufel	Senior Vice President and Chief Compliance Officer	FlexShares Trust – Chief Compliance Officer
Shundrawn A. Thomas	Director, President, Chief Executive Officer and Chairman	The Northern Trust Company – Executive Vice President
Ryan M. Wickert	Senior Vice President, Chief Financial Officer and Treasurer	None
Darek Wojnar	Director and Executive Vice President	Northern Funds – Trustee; Northern Institutional Funds – Trustee; and FlexShares Trust – Trustee

THOMPSON, SIEGEL & WALMSLEY LLC

(“TSW”)

TSW is located at 6641 West Broad Street, Suite 600, Richmond, Virginia 23230.

Executive Officers of TSW

John L. Reifsnider

Chief Executive Officer/President

John Reifsnider is TSW’s Chief Executive Officer and President. He is responsible for providing strategic direction in all aspects of the firm including client service, distribution, marketing operations and compliance. In addition, he serves as Chairman of the Board of Managers and is a member of the Investment Policy Committee.

Prior to joining TSW, he was the Managing Director at Atlantic Capital Management, LLC and was responsible for business development and client service. John earned his BBA from the University of Toledo and is currently registered with FINRA and holds a Series 7.

Lori N. Anderson

Director of Operations

Lori Anderson is the Director of Operations and Chair of the Management and Operations Committee. In addition, she is a member of the Board of Managers.

Lori began her career in the investment industry when she joined TSW in 1978 and over the last 30 years has been instrumental in establishing many of the procedural aspects of the back office. Her roles before becoming the Director of Operations include portfolio administration supervision, management and maintenance of the portfolio accounting system, oversight of performance measurement, establishment of proxy voting processes and ending with and a slant towards compliance and regulatory matters. In 2005 Lori’s role was expanded to include Risk Management for the firm.

Suren Rana

Chief Financial Officer of BrightSphere Investment Group Inc.

Suren Rana is the Chief Financial Officer of BrightSphere Investment Group Inc. In addition, he services as a member of the Board of Managers.

Mr. Rana has been involved in the financial services sector for more than fifteen years. Mr. Rana was a member of BrightSphere’s board from November 2017 to August 2018. He served as the Chief Investment Officer at HNA Capital International from September 2016 to August 2018. Previously he served as an investment banker at UBS, Royal Bank of Canada and Merrill Lynch where he advised client son M&W, IPOs, financings and other strategic matters. He also served as a Principal at Equifin Capital Partners from September 2008 to September 2011 where he led the control investments in the financial services sector. Mr. Rana began his career at GE Capital with responsibilities in credit risk management and audit. Mr. Rana holds an MBA from Harvard Business School and a bachelor’s degree from the University of Delhi.

Brett P. Hawkins, CFA

Chief Investment Officer

Portfolio Manager- Mid Cap Value, SMID Cap Value

Brett Hawkins is TSW’s Chief Investment Officer. He is the Portfolio Manager for the TSW Mid Cap Value strategy and Co-Portfolio Manager for the TSW SMID Cap Value strategy. He is also a member of the Small Cap team.

Prior to joining TSW in 2001, he was an Assistant Vice President of Equity Research with First Union Securities having previously worked at Arthur Andersen LLP as an Audit and Business Advisory Senior Associate. Brett is a graduate of the University of Richmond and received his MBA from the University of Virginia, Darden School. In addition, he holds the Chartered Financial Analyst® designation.

W. Winborne Boyles

Chief Compliance Officer

Winborne Boyles is the Chief Compliance Officer and is responsible for overseeing the firm’s compliance program.

Winborne began his career in the investment industry in 2010. Prior to joining TSW in 2018, he was a Senior Compliance Manager at Touchstone Investments. Previously, Winborne served in the Compliance Department at Fort Washington Investment Advisors, Inc. and as an attorney in private practice.

Winborne earned his undergraduate and law degrees from the University of North Carolina at Chapel Hill, and his MBA from the McDonough School of Business at Georgetown University. Winborne is currently registered with FINRA and holds a Series 7 and 24.

Joseph M. VanCaster, CPA

Chief Financial Officer

Mr. VanCaster graduated from James Madison University, BBA, Bs. Most recently he was employed at Owens & Minor, Inc. as Director of Accounting and Director of Internal Audit. Previously, he worked at Bowlmor AMF as Assistant Controller and KPMG LLP as an auditor.

T. ROWE PRICE ASSOCIATES, INC.
(“T. ROWE PRICE GROUP”)

T. Rowe Price Group, Inc. (T. Rowe Price Group), is a Maryland corporation formed in 2000 as a holding company for the T. Rowe Price affiliated companies. T. Rowe Price Group is an independent asset management firm that is committed to serving the needs of investors worldwide. T. Rowe Price Group owns 100% of the stock of T. Rowe Price Associates, Inc. and is the direct or indirect owner of multiple subsidiaries.

T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, was incorporated in Maryland in 1947. Price Associates serves as investment adviser to individual and institutional investors, including managing private counsel client accounts, serving as adviser and subadviser to U.S. and foreign registered investment companies, and providing investment advice to T. Rowe Price Trust Company as trustee of several Maryland-registered domestic common trust funds. Price Associates is registered with the U.S. Securities and Exchange Commission (SEC) as an investment adviser under the Investment Advisers Act of 1940.

T. Rowe Price International Ltd (Price International), a wholly owned subsidiary of Price Associates, was originally organized in 2000 as a United Kingdom limited company. Price International sponsors and serves as adviser and distributor to foreign collective investment schemes and is responsible for marketing and client servicing for Europe and the Middle East (EMEA) (ex-European Union (EU) and European Economic Area (EEA)) clients. Price International provides investment management services to registered investment companies and other institutional investors. Price International may delegate investment management responsibilities to Price Associates, T. Rowe Price Hong Kong Limited, T. Rowe Price Singapore Private Ltd, T. Rowe Price Japan, Inc., and/or T. Rowe Price Australia Limited (each, including Price International, shall hereinafter referred to as a “Price Investment Adviser”), and a Price Investment Adviser may delegate investment management responsibilities to Price International. Price International is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940 and is also authorized and regulated by the United Kingdom Financial Conduct Authority and licensed by other global regulators.

T. Rowe Price Hong Kong Limited (Price Hong Kong), a wholly owned subsidiary of Price International, was organized as a Hong Kong limited company in 2010. Price Hong Kong is responsible for marketing and client servicing of clients based in Hong Kong and certain Asian countries. Price Hong Kong serves as adviser to T. Rowe Price Trust Company, as trustee, of several Maryland- registered domestic common trust funds, and serves as an adviser and subadviser to registered investment companies, institutional clients, and certain commingled products. Price Hong Kong may also serve as a sub-distributor of collective investment schemes domiciled in Luxembourg. Price Hong Kong may delegate investment management responsibilities to a Price Investment Adviser, and a Price Investment Adviser may delegate investment management responsibilities to Price Hong Kong. Price Hong Kong is licensed with the Securities and Futures Commission and is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940.

T. Rowe Price Singapore Private Ltd. (Price Singapore), a wholly owned subsidiary of Price International, was organized as a Singapore limited private company in 2010. Price Singapore is responsible for marketing and client servicing of clients based in Singapore and certain other Asian countries. Price Singapore serves as adviser to T. Rowe Price Trust Company, as trustee, of several Maryland-registered domestic common trust funds, and serves as an adviser and subadviser to registered investment companies, institutional clients, and certain commingled products. Price Singapore also serves as a sub-distributor of collective investment schemes domiciled in Luxembourg. Price Singapore may delegate investment management responsibilities to a Price Investment Adviser, and a Price Investment Adviser may delegate investment management responsibilities to Price Singapore. Price Singapore holds a Capital Markets Service License in Fund Management with the Monetary Authority of Singapore and is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940.

T. Rowe Price Japan, Inc. (Price Japan), a wholly owned subsidiary of Price International, was organized as a Japanese private company in 2017. Price Japan is responsible for marketing and client servicing of clients based in Japan. Price Japan serves as adviser to T. Rowe Price Trust Company, as trustee, of several Maryland-registered domestic common trust funds and serves as an adviser and subadviser to registered investment companies, institutional clients, and certain commingled products. Price Japan may delegate investment management responsibilities to a Price Investment Adviser, and a Price Investment Adviser may delegate investment management responsibilities to Price Japan. Price Japan is registered with the Japan Financial Services Agency as a Financial Instruments Business Operator with permission to conduct investment management and advisory businesses, and with the SEC as an investment adviser under the Investment Advisers Act of 1940.

T. Rowe Price Australia Limited (Price Australia), a wholly owned subsidiary of Price International, was organized as an Australian public company limited by shares in 2017. Price Australia is responsible for marketing and client servicing of clients based in Australia and New Zealand. Price Australia may serve as adviser to T. Rowe Price Trust Company, as trustee, of several Maryland-registered domestic common trust funds and serves as an adviser and subadviser to registered investment companies, institutional clients, and certain commingled products. Price Australia also serves as a sub-distributor of collective investment schemes domiciled in Luxembourg. Price Australia may delegate investment management responsibilities to a Price Investment Adviser, and a Price Investment Adviser may delegate investment management responsibilities to Price Australia. Price Australia holds an Australian Financial Services License with the Australian Securities and Investments Commission and is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940.

T. Rowe Price (Switzerland) GmbH, a wholly owned subsidiary of Price International, was organized as a Swiss limited company in 2011. T. Rowe Price (Switzerland) GmbH is responsible for marketing and client servicing for Swiss clients and distributing collective investment schemes in Switzerland.

T. Rowe Price Investment Services, Inc. (Investment Services), a wholly owned subsidiary of Price Associates, was incorporated in Maryland in 1980 for the specific purpose of acting as principal underwriter and distributor of the registered investment companies for which Price Associates serves as sponsor and investment adviser (Price Funds). Investment Services also serves as distributor of interests in certain section 529 college savings plans managed by Price Associates. Investment Services is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority, Inc. Investment Services’ Brokerage Division acts as an introducing broker-dealer for customers who want to buy and sell individual securities.

T. Rowe Price Services, Inc. (Price Services), a wholly owned subsidiary of Price Associates, was incorporated in Maryland in 1982. Price Services provides transfer agent, dividend disbursing, and certain other services, including accounting and shareholder services, to the Price Funds and section 529 college savings plans, and shareholder services to certain affiliates of Price Associates. Price Associates is registered as a transfer agent under the Securities Exchange Act of 1934.

T. Rowe Price Retirement Plan Services, Inc. (Retirement Plan Services), a wholly owned subsidiary of Price Associates, was incorporated in Maryland in 1991. Retirement Plan Services provides administrative and recordkeeping services to employee benefit plan clients. Retirement Plan Services is registered as a transfer agent under the Securities Exchange Act of 1934.

T. Rowe Price Trust Company (Trust Company), a wholly owned subsidiary of Price Associates, was incorporated in 1983 as a Maryland-chartered limited-service trust company for providing fiduciary services. Under its charter, the Trust Company is not permitted to accept deposits or make commercial loans. The Trust Company serves as directed trustee and/or custodian for certain retirement plans and accounts, including Price Fund individual retirement accounts and certain pre-approved retirement plans offered through Trust Company affiliates. The Trust Company has established and maintains common trust funds (also known as collective investment funds) that are available to qualified and government retirement plans.

TRPH Corporation, a wholly owned subsidiary of Price Associates, was incorporated in 1997 and is an owner of investment interests in certain outside corporate entities.

T. Rowe Price (Canada), Inc. (Price Canada), a wholly owned subsidiary of Price Associates, was incorporated in Maryland in 1988. Price Canada provides advisory services to institutional clients residing in Canada and delegates investment management services to other Price Investment Advisers. Price Canada is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as well as Ontario, Manitoba, British Columbia, Alberta, Nova Scotia, Newfoundland and Labrador, and New Brunswick Securities Commissions, the Saskatchewan Financial Services Commission, the Autorite des Marches Financiers in Quebec, and the Office of the Superintendent of Securities in Prince Edward Island.

TRP Suburban, Inc. (TRP Suburban), a wholly owned subsidiary of Price Associates, was incorporated in Maryland in 1990. TRP Suburban entered into agreements with McDonogh School and CMANE-McDonogh-Rowe Limited Partnership to construct an office building in Owings Mills, Maryland, which currently houses Price Associates investment technology personnel.

TRP Suburban Second, Inc., a wholly owned Maryland subsidiary of Price Associates, was incorporated in 1995 to primarily engage in the development and ownership of real property located in Owings Mills, Maryland. The corporate campus houses transfer agent, plan administrative services, retirement plan services, and operations support functions.

TRP Colorado Springs, LLC, a wholly owned Maryland subsidiary of Price Associates, was formed in 2006 to primarily engage in the development and ownership of real property located in Colorado Springs, Colorado.

TRP Office Florida, LLC, a wholly owned Maryland subsidiary of Price Associates, was formed in 2009 to primarily engage in the development and ownership of real property located in Tampa, Florida.

T. Rowe Price Advisory Services, Inc., (Advisory Services), a wholly owned subsidiary of T. Rowe Price Group, was incorporated in Maryland in 2000. Advisory Services provides investment advisory services to individuals, including shareholders of the Price Funds. Advisory Services is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940.

T. Rowe Price (Luxembourg) Management SÀRL (Price Luxembourg), a wholly owned subsidiary of Price International, was organized as a société à responsabilité limitée in Luxembourg in 1990. Price Luxembourg acts as the management company and is charged with the administration and management of certain Luxembourg funds. Price Luxembourg is responsible for marketing and client servicing for EU and EEA clients and provides investment management services to registered investment companies and other institutional investors. Price Luxembourg delegates investment management responsibilities to a Price Investment Adviser. SÀRL is regulated by the Commission de Surveillance du Secteur Financier. SÀRL outsources functions associated with such administration and management.

T. Rowe Price UK Limited (“Price UK”), a wholly owned subsidiary of Price International, was organized as a private limited company in England and Wales in 2018 and serves as the authorized corporate director of an open-ended investment company fund in the United Kingdom. Price UK is authorized by the United Kingdom Financial Conduct Authority to act as an investment fund management company.

T. Rowe Price Investment Management, Inc. (Price Investment Management), a wholly owned subsidiary of Price Associates, was incorporated in Maryland in 2020.

T. Rowe Price Investment Consulting (Shanghai) Co., Ltd (Price Shanghai), a wholly owned subsidiary of Price International, was organized as a Wholly Foreign-Owned Enterprise (WFOE) in China in 2020. Price Shanghai will provide local logistics and administrative support for sales and marketing of offshore funds/ investments services. Price Shanghai is an Unregulated WFOE.

Directors of T. Rowe Price Group

Listed below are the directors and executive officers of T. Rowe Price Group who have other substantial businesses, professions, vocations, or employment aside from their association with Price Associates. The business address for each is 100 East Pratt Street, Baltimore, MD 21202

Mark S. Bartlett, Director of T. Rowe Price Group. Mr. Bartlett has been an independent director of Price Group since 2013 and serves as chair of the Audit Committee and as a member of the Executive Compensation and Management Development Committee. He was a partner at Ernst & Young, serving as managing partner of the firm’s Baltimore office and senior client service partner for the mid-Atlantic region. Mr. Bartlett began his career at Ernst & Young in 1972 and has extensive experience in financial services, as well as other industries. Mr. Bartlett received his B.S. from West Virginia University and attended the Executive Program at the Kellogg School of Business at Northwestern University. He also earned the designation of certified public accountant. Mr. Bartlett is a member of the board of directors and chair of the audit committees of both Rexnord Corporation and WillScot Mobile Mini Holdings Corp. He is also a member of the nominating and corporate governance committee of WillScot Mobile Mini Holdings Corp.. He also serves as a member of the board of directors and a member of the audit committee of FTI Consulting, Inc. Mr. Bartlett offers our Board significant accounting and financial reporting experience as well as expertise in the accounting-related rules and regulations of the SEC from his experience as a partner of a multinational audit firm. He has extensive finance knowledge, with a broad range of experience in financing alternatives, including the sale of securities, debt offerings, and syndications.

Mary K. Bush, Director of T. Rowe Price Group. Ms. Bush has been an independent director of Price Group since 2012 and serves as a member of the Executive Compensation and Management Development Committee and the Nominating and Corporate Governance Committee. She serves as the chairman of Bush International, LLC, an advisor to U.S. corporations and foreign governments on international capital markets and strategic business and economic matters, since 1991. Earlier in her career, she managed global banking and corporate finance relationships at New York money center banks including Citibank, Banker’s Trust, and Chase. Ms. Bush holds an M.B.A. from the University of Chicago and a B.A. in economics and political science from Fisk University. Ms. Bush is a member of the board of directors and the risk oversight committee, and the chair of the nominating and corporate governance committee of Discover Financial Services; and a member of the board of directors, audit and compensation committees, and chair of the retirement plan committee of ManTech International Corporation. She is also a member of the board of directors and chair of the audit committee for Bloom Energy. Ms. Bush also was a director of the Pioneer Family of Mutual Funds from 1997 to 2012,UAL Corporation from 2006 to 2010 and Marriott International, Inc from 2008 to 2020. Ms. Bush brings to our Board extensive financial, international and governmental affairs experience, her knowledge of corporate governance and financial oversight gained from her membership on the boards of other public companies, knowledge of public policy matters, and her significant experience providing strategic advisory services in the financial and international arenas.

Dina Dublon, Director of T. Rowe Price Group. Ms. Dublon has been an independent director of Price Group since 2019 and serves as a member of the Audit Committee and the Executive Compensation and Management Development Committee. She was the executive vice president and chief financial officer of JPMorgan Chase & Co. from 1998 until her retirement in 2004. Ms. Dublon previously held numerous positions at JPMorgan Chase & Co. and its predecessor companies, including corporate treasurer, managing director of the financial institutions division and head of asset liability management. Ms. Dublon received her B.A. in economics and mathematics from Hebrew University of Jerusalem and her M.S. from Carnegie Mellon University. Ms. Dublon has served as a director of PepsiCo, Inc. since 2005, where she serves as the chair of the public policy and sustainability committee and a member of the compensation committee. She previously served as chair of audit committee. She serves as a member of the Independent Audit Quality Committee of EY USA and on the board of directors of Motive Capital Corp. She also serves on the board of advisors of Columbia University’s Mailman School of Public Health since 2018. From 2002 to 2017, Ms. Dublon served as a director of Accenture PLC; from 2013 to 2018 as a director of Deutsche Bank A.G.; from 2005 to 2014 as a director of Microsoft Corporation; and from 1999 to 2002 as a director of Hartford Financial Services Group, Inc. She previously served on the faculty of Harvard Business School and on the boards of several non-profit organizations, including the Women’s Refugee Commission and Global Fund for Women. Ms. Dublon brings to our Board significant accounting and financial reporting experience as well as substantial expertise with respect to the financials sector, mergers and acquisitions, global markets, public policy, and corporate finance gained throughout her career in the financial services industry, particularly her role as executive vice president and chief financial officer of a major financial institution.

Freeman A. Hrabowski, III, Director of T. Rowe Price Group. Dr. Hrabowski has been an independent director of Price Group since 2013 and serves as a member of the Executive Compensation and Management Development Committee and the Nominating and Corporate Governance Committee. He has served as president of the University of Maryland, Baltimore County (UMBC), since 1992. His research and publications focus on science and math education, with special emphasis on minority participation and performance. Dr. Hrabowski is also a leading advocate for greater diversity in higher education. He serves as a consultant to the National Science Foundation, the National Institutes of Health, the National Academies, and universities and school systems nationally. Dr. Hrabowski holds a Ph.D. in higher education administration and statistics and an M.A. in mathematics from the University of Illinois at Urbana-Champaign. He also holds a B.A. in mathematics from Hampton University. Dr. Hrabowski is a member of the board of directors and a member of the corporate and governance committee of McCormick & Company, Inc. He also served on the board of Constellation Energy Group, Inc., until 2012. Dr. Hrabowski brings to our Board valuable strategic and management leadership experience from his role as president of a public university, as well as his extensive knowledge and dedication to greater education and workforce development. He also contributes corporate governance oversight from his experience serving as a director on other public company boards.

Robert F. MacLellan, Director of T. Rowe Price Group. Mr. MacLellan has been an independent director of Price Group since 2010 and serves as chair of the Executive Compensation and Management Development Committee and as a member of the Audit and Executive Committees. He is the nonexecutive chairman of Northleaf Capital Partners, an independent global private markets fund manager and advisor. From 2003 to November 2009, Mr. MacLellan served as chief investment officer of TD Bank Financial Group (TDBFG), where he was responsible for overseeing the management of investments for its Employee Pension Fund, The Toronto-Dominion Bank, TD Mutual Funds, and TD Capital Group. Earlier in his career, Mr. MacLellan was managing director of Lancaster Financial Holdings, a merchant banking group acquired by TDBFG in March 1995. Prior to that, he was vice president and director at McLeod Young Weir Limited (Scotia McLeod) and a member of the corporate finance department responsible for a large number of corporate underwritings and financial advisory assignments. Mr. MacLellan holds a B.Comm. from Carleton University and an M.B.A. from Harvard University, and is a chartered accountant. Mr. MacLellan is a member of the board of directors and chair of the audit committee of Magna International, Inc., a public company based in Aurora, Ontario. From 2012 to 2018, he was the chair of the board of Yellow Media, Inc., a public company based in Montreal. Mr. MacLellan brings substantial experience and perspective to our Board with respect to the financial services industry, particularly his expertise with respect to investment-related matters, including those relating to the mutual fund industry and the institutional management of investment funds, based on his tenure as chief investment officer of a major financial institution. He also brings an international perspective to our Board as well as significant accounting and financial reporting experience.

Olympia J. Snowe, Director of T. Rowe Price Group. Ms. Snowe has been an independent director of Price Group since June 2013 and serves as chair of the Nominating and Corporate Governance Committee and as a member of the Executive Compensation and Management Development Committee. She is chairman and chief executive officer of Olympia Snowe, LLC, a policy and communications consulting firm, and a member of the board of directors and senior fellow at the Bipartisan Policy Center. Ms. Snowe served in the U.S. Senate for the state of Maine from 1995 to 2013 and as a member of the U.S. House of Representatives from 1979 to 1995. While in the U.S. Senate, she served as chair and was the ranking member of the Senate Committee on Small Business and Entrepreneurship and served on the Senate Finance Committee. She also served as chair of the Subcommittee on Seapower for the Senate Armed Services Committee and chair and ranking member of the Ocean and Fisheries Subcommittee. Ms. Snowe earned a B.S. from the University of Maine and has received honorary degrees from many colleges and universities. Ms. Snowe is a member of the board of directors of Synchrony Financial and serves as chair of the nominating and corporate governance committee and as a member of its audit committee, as well as a director on the board of Synchrony Bank and member of its audit committee. Ms. Snowe previously served on the board of directors of Aetna Inc., a diversified health care benefits company, where she was a member of the audit committee and the medical affairs committee from 2014 to 2018. Ms. Snowe brings a broad range of valuable leadership and public policy experience to our Board. She also has extensive experience with complex issues relevant to the Company’s business, including budget and fiscal responsibility, economic, tax and regulatory policy, education, retirement and aging, women’s issues, health care, foreign affairs, and national security.

Robert J. Stevens, Director of T. Rowe Price Group. Mr. Stevens has been an independent director of Price Group since 2019 and serves as a member of the Executive Compensation and Management Development Committee and the Nominating and Corporate Governance Committee. Mr. Stevens is the former chairman, president and chief executive officer of Lockheed Martin Corporation. He was elected chairman in April 2005 and served as executive chairman from January through December 2013. He also served as Lockheed Martin’s chief executive officer from August 2004 through December 2012. Previously, he held a variety of increasingly responsible executive positions with Lockheed Martin, including president and chief operating officer, chief financial officer, and head of strategic planning. Mr. Stevens received his B.A. from Slippery Rock University of Pennsylvania, his M.S. in industrial engineering and management from the New York University Tandon School of Engineering, and his M.S. in business from Columbia University. Mr. Stevens is an emeritus director of the boards of directors of the Congressional Medal of Honor Foundation, the Marine Corps Scholarship Foundation, and the Atlantic Council, and is a member of the Council on Foreign Relations. From 2002 to 2018, he was the lead independent director of Monsanto Corporation, where he also served as the chair of the nominating and corporate governance committee and a member of the audit committee, Mr. Stevens served as a director of United States Steel Corporation from 2015 to 2018, where he was on the corporate governance and public policy committee and the compensation and organization committee. Mr. Stevens brings to our Board significant executive management experience. He also adds additional perspective to our Board regarding financial matters, mergers and acquisitions, strategic leadership, and international operational experience based on his tenure as chief executive officer of a publicly traded, multinational corporation.

Richard R. Verma, Director of T. Rowe Price Group. Mr. Verma has been an independent director of Price Group since 2018 and serves as a member of the Audit Committee and the Executive Compensation and Management Development Committee. He is the executive vice president for global public policy and regulatory affairs at Mastercard Incorporated, an American multinational financial services corporation. Mr. Verma previously served as the vice chairman and a partner at The Asia Group, from 2017 to 2020. He served as United States Ambassador to India from 2014 to 2017. Mr. Verma was assistant secretary of state for legislative affairs from 2009 to 2011 and was senior national security advisor to the U.S. Senate majority leader from 2004 to 2007. He also was a partner and senior counselor with Steptoe & Johnson LLP, a global law firm, and is a U.S. Air Force veteran who served as judge advocate during active duty. Mr. Verma holds a B.S. in industrial engineering from Lehigh University, an L.L.M. in international law from Georgetown University Law Center, a J.D. from American University’s Washington College of Law, and a Ph.D. from Georgetown University. Mr. Verma is a Senior Fellow at Harvard University’s Belfer Center, serves as a trustee at Lehigh University, and is on the board of the National Endowment for Democracy. Mr. Verma brings substantial experience and a global perspective to our Board with respect to public policy, business, foreign and legislative affairs, strategic leadership, and corporate social responsibility.

Sandra S. Wijnberg, Director of T. Rowe Price Group, Inc. Ms. Wijnberg has been an independent director of Price Group since 2016 and serves as a member of the Audit Committee and the Executive Compensation and Management Development Committee. She was an executive advisor of Aquiline Holdings LLC, a private-equity investment firm specializing in the financial services sector from 2015 to 2019 and was a partner and chief administrative officer of Aquiline Holdings LLC, a registered investment advisor and the holding company for Aquiline Capital Partners from 2007 to 2014. Previously, Ms. Wijnberg served as the senior vice president and chief financial officer of Marsh & McLennan Companies, Inc., and was treasurer and interim chief financial officer of YUM! Brands, Inc. Prior to that she held financial positions with PepsiCo, Inc., and worked in investment banking at Morgan Stanley. In addition, from 2014 through 2015, Ms. Wijnberg was deputy head of mission for the Office of the Quartet, a development project under the auspices of the United Nations. Ms. Wijnberg holds a B.A. in English literature from the University of California, Los Angeles, and an M.B.A. from the University of Southern California’s Marshall School of Business, for which she is a member of the board of leaders. Ms. Wijnberg is a member of the board of directors, chair of the audit committee, and member of the nominating and corporate governance committee of Automatic Data Processing, Inc. She is a member of the board of directors, chair of the audit committee and member of the finance committee of Cognizant Technology Solutions Corp. From 2003 to 2016, Ms. Wijnberg served on the Board of Directors of Tyco International, PLC, and from 2007 to 2009, served on the board of directors of TE Connectivity, Inc. She is also a director of Seeds of Peace and Spark MicroGrants and is a trustee of the John Simon Guggenheim Memorial Foundation. Ms. Wijnberg brings to our Board a global perspective along with substantial financials sector, corporate finance, and management experience, based on her roles at Aquiline Capital Partners, Marsh & McLellan, and YUM! Brands, Inc.

Alan D. Wilson, Director of T. Rowe Price Group. Mr. Wilson has been an independent director of Price Group since 2015 and serves as a member of the Executive Committee, the Executive Compensation and Management Development Committee, and the Nominating and Corporate Governance Committee. He is also the lead independent director of the Board. Mr. Wilson was the executive chair of McCormick & Company, Inc., a leader in flavor, seasonings and spices, and held many executive management roles, including chairman, president, and chief executive officer from 2008 to 2016. Mr. Wilson earned a B.S. in communications from the University of Tennessee. He attended school on a R.O.T.C. scholarship and, following college, served as a U.S. Army captain, with tours in the United States, United Kingdom, and Germany. Mr. Wilson is a member of the board of directors of Westrock Company and is the chair of the nominating and corporate governance committee and a member of the finance committee. He also chairs the board of visitors of University of Maryland, Baltimore County and currently serves on the University of Tennessee’s board of trustees and the University of Tennessee’s business school advisory board. Mr. Wilson brings to our Board significant executive management experience, having led a publicly traded, multinational company. He also adds additional perspective regarding matters relating to general management, strategic leadership, and financial matters.

The following are directors or executive officers of T. Rowe Price Group and/or the investment managers to the Price Funds:

Name	Company Name	Position Held With Company
Phillipe Ayral	T. Rowe Price Group, Inc.	Vice President
	T. Rowe Price Japan, Inc.	Director
Vice President
Emma Beal	T. Rowe Price (Canada), Inc.	Vice President
	T. Rowe Price (Luxembourg) Management SÀRL	Vice President
	T. Rowe Price (Switzerland) GmbH	Authorized Signer
	T. Rowe Price Group, Inc.	Vice President
	T. Rowe Price Hong Kong Limited	Vice President
	T. Rowe Price International Ltd	Director
Vice President
Assistant Secretary
	T. Rowe Price Singapore Private Ltd.	Vice President
	T. Rowe Price UK Limited	Director
Vice President
Authorized Signer
Archibald A. Ciganer	T. Rowe Price Group, Inc.	Vice President
	T. Rowe Price Japan, Inc.	Director
Vice President

Name	Company Name	Position Held With Company
Graeme de Moor	T. Rowe Price Group, Inc.	Vice President
	T. Rowe Price Hong Kong Limited	Director
	T. Rowe Price International Ltd	Vice President
	T. Rowe Price Singapore Private Ltd.	Director
Kuniaki Doi	T. Rowe Price Group, Inc.	Vice President
	T. Rowe Price Japan, Inc.	Director
Vice President
Céline Dufétel	T. Rowe Price (Luxembourg) Management SÀRL	Vice President
	T. Rowe Price Associates, Inc.	Vice President
	T. Rowe Price Australia Limited	Vice President
	T. Rowe Price Hong Kong Limited	Vice President
	T. Rowe Price Group, Inc.	Chief Financial Officer
Chief Operating Officer
Vice President
Treasurer
	T. Rowe Price International Ltd	Director
	T. Rowe Price Investment Services, Inc.	Vice President
	T. Rowe Price Retirement Plan Services, Inc.	Vice President
	T. Rowe Price Services, Inc.	Vice President
	T. Rowe Price Singapore Private Ltd.	Vice President
	T. Rowe Price UK Limited	Vice President
	TRP Colorado Springs, LLC	President
	TRP Office Florida, LLC	President
	TRP Suburban, Inc.	President
	TRP Suburban Second, Inc.	President
	TRPH Corporation	Director
President
Anthony Gallo	T. Rowe Price Associates, Inc.	Vice President
	T. Rowe Price Group, Inc.	Chief Risk Officer
Vice President
John R. Gilner	T. Rowe Price (Canada), Inc.	Vice President
	T. Rowe Price Advisory Services, Inc.	Vice President
	T. Rowe Price Associates, Inc.	Chief Compliance Officer
Vice President
	T. Rowe Price Group, Inc.	Vice President
	T. Rowe Price Investment Services, Inc.	Vice President
Darren Hall	T. Rowe Price Australia Limited	Director
Vice President
	T. Rowe Price Group, Inc.	Vice President
Robert C.T. Higginbotham	T. Rowe Price (Luxembourg) Management SÀRL	Chairman of the Board
Chief Executive Officer
	T. Rowe Price Group, Inc.	Vice President
	T. Rowe Price International Ltd	Chairman of the Board
Chief Executive Officer
President
Naoyuki Honda	T. Rowe Price Group, Inc.	Vice President
	T. Rowe Price Japan, Inc.	Director
Company’s Representative
Vice President
Randall Jenneke	T. Rowe Price Australia Limited	Director
Vice President
	T. Rowe Price Group, Inc.	Vice President
Yasuo Miyajima	T. Rowe Price Group, Inc.	Vice President
	T. Rowe Price Japan, Inc.	Director
Vice President
Christopher C. Newman	T. Rowe Price (Canada), Inc.	Chairman of the Board
President
	T. Rowe Price Associates, Inc.	Vice President
	T. Rowe Price Group, Inc.	Vice President
	T. Rowe Price Investment Services, Inc.	Director
Vice President

Name	Company Name	Position Held With Company
Sridhar Nisthala	T. Rowe Price Group, Inc.	Vice President
	T. Rowe Price Singapore Private Ltd.	Director
Vice President
David Oestreicher	T. Rowe Price (Canada), Inc.	Vice President
Secretary
	T. Rowe Price (Luxembourg) Management SÀRL	Vice President
Secretary
Authorized Signer
	T. Rowe Price Advisory Services, Inc.	Director
Secretary
	T. Rowe Price Associates, Inc.	Director
Vice President
Secretary
	T. Rowe Price Australia Limited	Vice President
	T. Rowe Price Group, Inc.	General Counsel
Vice President
Secretary
	T. Rowe Price Hong Kong Limited	Vice President
	T. Rowe Price International Ltd	Vice President
Secretary
	T. Rowe Price Investment Services, Inc.	Director
Vice President
Secretary
	T. Rowe Price Japan, Inc.	Vice President
	T. Rowe Price Retirement Plan Services, Inc.	Director
Vice President
Secretary
	T. Rowe Price Services, Inc.	Director
Vice President
Secretary
	T. Rowe Price Singapore Private Ltd.	Vice President
	T. Rowe Price Trust Company	Director
Chairman of the Board
Chief Executive Officer
President
Secretary
	T. Rowe Price UK Limited	Vice President
Secretary
Authorized Signer
	TRP Colorado Springs, LLC	Secretary
	TRP Office Florida, LLC	Secretary
	TRP Suburban, Inc.	Secretary
	TRP Suburban Second, Inc.	Secretary
	TRPH Corporation	Director
Vice President
Secretary
Robert W. Sharps	T. Rowe Price Associates, Inc.	Director
Vice President
	T. Rowe Price Group, Inc.	President
	T. Rowe Price Trust Company	Vice President
William J. Stromberg	T. Rowe Price Associates, Inc.	Director
Chairman of the Board
President
	T. Rowe Price Group, Inc.	Director
Chairman of the Board
Chief Executive Officer
	T. Rowe Price International Ltd	Vice President
Justin Thomson	T. Rowe Price Group, Inc.	Vice President
	T. Rowe Price Hong Kong Limited	Director
	T. Rowe Price International Ltd	Director
Vice President

Name	Company Name	Position Held With Company
Christine Po Kwan To	T. Rowe Price Group, Inc.	Vice President
	T. Rowe Price Hong Kong Limited	Director
Vice President
Responsible Officer
Nicholas S. Trueman	T. Rowe Price Australia Limited	Director
	T. Rowe Price Group, Inc.	Vice President
	T. Rowe Price Hong Kong Limited	Director
Vice President
	T. Rowe Price International Ltd	Vice President
	T. Rowe Price Japan, Inc.	Director
	T. Rowe Price Singapore Private Ltd.	Director
Chief Executive Officer
Hiroshi Watanabe	T. Rowe Price Group, Inc.	Vice President
	T. Rowe Price Japan, Inc.	Director
Vice President
Ernest C. Yeung	T. Rowe Price Group, Inc.	Vice President
	T. Rowe Price Hong Kong Limited	Director
Vice President
Responsible Officer

Certain directors and officers of T. Rowe Price Group and T. Rowe Price Associates are also officers and/or directors of one or more of the Price Funds and/or one or more of the affiliated entities listed herein.

WELLINGTON MANAGEMENT COMPANY LLP
(“WELLINGTON MANAGEMENT”)

The principal business address of Wellington Management Company LLP is 280 Congress Street, Boston, Massachusetts 02210. Wellington Management Company LLP is an investment adviser registered under the Investment Advisers Act of 1940. During the last two fiscal years, no partner of Wellington Management Company LLP, the Fund’s investment subadviser, has engaged in any other business, profession, vocation or employment of a substantial nature other than that of the business of investment management.

The following persons are principal executive officers and control persons of Wellington Management:

PRINCIPAL EXECUTIVE OFFICERS

Name	Title

Stephen Klar	President, Wellington Management Company LLP

Gregory S. Konzal	Managing Director, Counsel and Head of Legal, Americas, Wellington Management Company LLP

James S. Peterson	Managing Director and Chief Compliance Officer, Wellington Management Company LLP

Edward J. Steinborn	Senior Managing Director and Chief Financial Officer, Wellington Management Company LLP

Brendan J. Swords	Chief Executive Officer, Wellington Management Company LLP

CONTROL PERSONS

Wellington Investment Advisors Holdings LLP, Managing Partner of Wellington Management Company LLP

Wellington Group Holdings LLP, Managing Partner of Wellington Investment Advisors Holdings LLP

Wellington Management Group LLP, Managing Partner of Wellington Group Holdings LLP

Item 32:	Principal Underwriters

(a)              MML Distributors, LLC, whose principal office is 1295 State Street, Springfield, MA 01111-0001, serves as principal underwriter to MassMutual Premier Funds, MassMutual Select Funds, MML Series Investment Fund, and MML Series Investment Fund II.

(b)              The following are the names and positions of the officers and directors of MML Distributors, LLC:

Robert S. Rosenthal, Vice President (since 10/15/2004), Chief Legal Officer and Secretary (since 10/26/2006) and Executive Representative (since 7/31/2006), MML Distributors, LLC; Chief Legal Officer (since 9/29/2004), Vice President, Associate General Counsel and Secretary (since 12/4/2006), MML Investors Services, LLC, 1295 State Street, Springfield, Massachusetts 01111-0001; Chief Legal Officer and Secretary (since 3/7/2005), MMLISI Financial Alliances, LLC, 1295 State Street, Springfield, Massachusetts 01111-0001; Chief Legal Officer, Secretary, and Vice President (since 6/7/2013), MML Strategic Distributors, LLC, 1295 State Street, Springfield, Massachusetts 01111-0001; and Head Counsel MassMutual Financial Advisors (since 2018), Vice President and Associate General Counsel (thru 2018), MassMutual, 1295 State Street, Springfield, Massachusetts 01111-0001.

Aruna Hobbs, Vice President (since 3/24/17), MML Distributors, LLC.

Paul LaPiana, Chief Executive Officer and President (since 12/31/20), MML Distributors, LLC. Mr. LaPiana serves as President of the Registrant.

Edward K. Duch, III, Assistant Secretary (since 10/15/2004), MML Distributors, LLC; Assistant Secretary (since 3/8/2004), MML Investors Services, LLC, 1295 State Street, Springfield, Massachusetts 01111-0001; Assistant Secretary (since 3/8/2008), MMLISI Financial Alliances, LLC, 1295 State Street, Springfield, Massachusetts 01111-0001; Assistant Secretary (since 6/7/2013), MML Strategic Distributors, LLC, 1295 State Street, Springfield, Massachusetts 01111-0001; and Lead Counsel, Wealth Management (since 2018), Vice President and Senior Counsel (thru 2018), MassMutual, 1295 State Street, Springfield, Massachusetts 01111-0001.

Alyssa O’Connor, Assistant Secretary (since 3/24/2017), MML Distributors, LLC

Kevin LaComb, Assistant Treasurer (since 5/6/2003), MML Distributors, LLC; Assistant Treasurer (since 11/28/2001), MML Investors Services, LLC, 1295 State Street, Springfield, Massachusetts 01111-0001; and Tax Planning Lead (since 2018), Vice President, Tax Research and Planning (thru 2018), Corporate Tax Department, MassMutual, 1295 State Street, Springfield, Massachusetts 01111-0001.

James Puhala, Chief Compliance Officer (since 10/2/2020), MML Distributors, LLC; and Head of Product Solutions & Regulatory Compliance (since 2020), Head of Field & Regulatory Compliance (2018-2020), MassMutual, 1295 State Street, Springfield, Massachusetts 01111-0001.

Kelly Pirrota, AML Compliance Officer (since 11/14/18).

Stephen Alibozek, Entity Contracting Officer (since 10/21/2008), MML Distributors, LLC; and Head of Advisor Operations (since 2018), Assistant Vice President (thru 2018), MassMutual U.S., MassMutual, 1295 State Street, Springfield, Massachusetts 01111-0001.

Mario Morton, Continuing Education Officer (since 12/31/20), Registration Manager (since 7/2/2012), MML Distributors, LLC; Assistant Vice President and Registration Manager (since 7/2/2012), MML Investors Services, LLC, 1295 State Street, Springfield, Massachusetts 01111-0001; Registration Manager (since 8/9/2012), MMLISI Financial Alliances, LLC, 1295 State Street, Springfield, Massachusetts 01111-0001; Registration Manager (since 6/7/2013), MML Strategic Distributors, LLC, 1295 State Street, Springfield, Massachusetts 01111-0001; and Head of Advisor Operations (since 2018), Assistant Vice President (thru 2018), MassMutual U.S., MassMutual, 1295 State Street, Springfield, Massachusetts 01111-0001.

Nathan Hall, Chief Financial Officer and Treasurer (since 7/1/2016), MML Distributors, LLC; Chief Financial Officer, Treasurer and Assistant Vice President (since 7/16/2012), MML Investors Services, LLC, 1295 State Street, Springfield, Massachusetts 01111-0001; Treasurer (since 7/2012), MMLISI Financial Alliances, LLC, 1295 State Street, Springfield, Massachusetts 01111-0001; Chief Financial Officer and Treasurer (since 6/7/2013), MML Strategic Distributors, LLC, 1295 State Street, Springfield, Massachusetts 01111-0001; and Head of Wealth Management Finance (since 2018), Controller, Finance (thru 2018), MassMutual, 1295 State Street, Springfield, MA 01111-0001.

Derek Darley, Assistant Treasurer (since 9/27/18), MML Distributors, LLC.

Todd Picken, Assistant Treasurer (since 3/20/15), MML Distributors, LLC.

Vincent Baggetta, Chief Risk Officer (since 12/31/20), MML Distributors, LLC.

The business address for the officers and directors of MML Distributors, LLC is 1295 State Street, Springfield, MA 01111-0001.

(c)              Not Applicable.

Item 33:	Location of Accounts and Records

Each account, book, or other document required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 to 31a-3 thereunder are maintained as follows:

(Declaration of Trust and Bylaws)

MML Series Investment Fund

1295 State Street

Springfield, Massachusetts 01111-0001

(With respect to its services as investment adviser and Administrator)

MML Investment Advisers, LLC

1295 State Street

Springfield, Massachusetts 01111-0001

(With respect to its services as subadviser)

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(With respect to its services as subadviser)

American Century Investment Management, Inc.

4500 Main Street

Kansas City, Missouri 64111

(With respect to its services as subadviser)

Barrow, Hanley, Mewhinney & Strauss, LLC

2200 Ross Avenue

31st Floor

Dallas, Texas 75201

(With respect to its services as subadviser)

Boston Partners Global Investors, Inc.

One Grand Central Place

60 East 42nd Street, Suite 1550

New York, New York 10165

(With respect to its services as subadviser)

Gateway Investment Advisers, LLC

312 Walnut Street, 35th Floor

Cincinnati, Ohio 45202-9834

(With respect to its services as subadviser)

Harris Associates L.P.

111 S. Wacker Drive, Suite 4600

Chicago, Illinois 60606

(With respect to its services as subadviser)

Invesco Advisers, Inc.

1555 Peachtree Street, N.E.

Atlanta, Georgia 30309

(With respect to its services as subadviser)

Loomis, Sayles & Company, L.P.

One Financial Center

Boston, Massachusetts 02111

(With respect to its services as subadviser)

Massachusetts Financial Services Company

111 Huntington Avenue

Boston, Massachusetts 02199

(With respect to its services as subadviser)

Metropolitan West Asset Management, LLC

865 S. Figueroa Street

Suite 1800

Los Angeles, California 90017

(With respect to its services as subadviser)

Northern Trust Investments, Inc.

50 South LaSalle Street

Chicago, Illinois 60603

(With respect to its services as subadviser)

Thompson, Siegel & Walmsley LLC

6641 West Broad Street, Suite 600

Richmond, Virginia 23230

(With respect to its services as subadviser)

T. Rowe Price Associates, Inc.

100 East Pratt Street

Baltimore, Maryland 21202

(With respect to its services as subadviser)

Wellington Management Company LLP

280 Congress Street

Boston, Massachusetts 02210

(With respect to its services as Sub-Administrator and Transfer Agent)

Massachusetts Mutual Life Insurance Company

1295 State Street

Springfield, Massachusetts 01111-0001

(With respect to its services as Distributor)

MML Distributors, LLC

1295 State Street

Springfield, Massachusetts 01111-0001

and, c/o State Street Bank and Trust Company

1 Iron Street

Boston, Massachusetts 02210

(With respect to its services as Sub-Administrator and Custodian)

State Street Bank and Trust Company

1 Iron Street

Boston, Massachusetts 02210

(With respect to their services as counsel)

Ropes & Gray LLP

The Prudential Tower

800 Boylston Street

Boston, Massachusetts 02199-3600

Item 34:	Management Services

Not Applicable.

Item 35:	Undertakings

Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933, and the Registrant has duly caused this Post-Effective Amendment No. 112 to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the Town of Enfield and the State of Connecticut as of the 30th day of April, 2021.

MML SERIES INVESTMENT FUND

By:	/s/ PAUL LAPIANA
Paul LaPiana President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 112 to the Registration Statement has been signed by the following persons in the capacities as indicated as of the 30th day of April, 2021.

Signature	Title

/s/ PAUL LAPIANA Paul LaPiana	President and Chief Executive Officer (Principal Executive Officer)

/s/ RENEE HITCHCOCK Renee Hitchcock	Chief Financial Officer and Treasurer (Principal Financial Officer)

* R. Alan Hunter, Jr.	Chairperson and Trustee

* Allan W. Blair	Trustee

* Nabil N. El-Hage	Trustee

* Michael R. Fanning	Trustee

* Maria D. Furman	Trustee

* C. Ann Merrifield	Trustee

* Clifford M. Noreen	Trustee

* Susan B. Sweeney	Trustee

*By:	/s/ JILL NAREAU ROBERT
Jill Nareau Robert Attorney-in-Fact

INDEX TO EXHIBITS

Exhibit No.	Title of Exhibit

B(4)	Amendment No. 3 to Bylaws

D(21)	Amendment Two to Investment Management Agreement for MML Foreign Fund

D(26)	Amendment Four to Investment Management Agreement for MML Fundamental Equity Fund

D(74)	Form of Amendment Three to Investment Subadvisory Agreement with T. Rowe Price Associates, Inc. for MML Blue Chip Growth Fund

D(92)	Investment Subadvisory Agreement with Barrow, Hanley, Mewhinney & Strauss, LLC for MML Income & Growth Fund

D(103)	Amendment One to Investment Subadvisory Agreement with Wellington Management Company, LLP for MML Small Cap Growth Equity Fund

D(108)	Form of Amendment One to Investment Subadvisory Agreement with Metropolitan West Asset Management, LLC for MML Total Return Bond Fund

G(6)	Appendix A to the Amended, Restated and Consolidated Custodian Agreement

G(9)	Appendix A to the Amended, Restated and Consolidated Delegation Agreement

H(2)	Amendment to the Amended and Restated Administrative and Shareholder Services Agreement

H(4)	Amendment to the Amended and Restated Sub-Administrative Services and Shareholder Services Agreement

H(9)	Amendment 4 to the Sub-Administration Agreement

H(10)	Appendix A to the Sub-Administration Agreement

H(16)	Seventeenth Amendment to the Second Amended and Restated Securities Lending Agency Agreement

H(17)	Eighteenth Amendment to the Second Amended and Restated Securities Lending Agency Agreement

H(21)	Schedule VII.A to the Master Repurchase Agreement

H(22)	Form of Schedule VII.A to the Master Repurchase Agreement

H(34)	Form of Ninth Amendment to the Participation Agreement

H(37)	Expense Limitation Agreement for MML Foreign Fund

H(38)	Expense Limitation Agreement for MML Small Cap Growth Equity Fund

H(39)	Expense Limitation Agreement for MML American Funds Core Allocation Fund, MML Fundamental Value Fund, and MML International Equity Fund

J(1)	Consent of Deloitte & Touche LLP

J(7)	Power of Attorney for Clifford M. Noreen

J(8)	Power of Attorney for Michael R. Fanning

N(1)	Amended and Restated Rule 18f-3 Plan

P(1)	Code of Ethics for MML Investment Advisers, LLC, MML Distributors, LLC, and MML Series Investment Fund

P(2)	Code of Ethics for Northern Trust Investments, Inc.

P(3)	Code of Ethics for Wellington Management Company LLP

P(4)	Code of Ethics for AllianceBernstein L.P.

P(5)	Code of Ethics for American Century Investment Management, Inc.

P(6)	Code of Ethics for Capital Research and Management Company

P(7)	Code of Ethics for Massachusetts Financial Services Company

P(8)	Code of Ethics for Thompson, Siegel & Walmsley LLC

P(9)	Code of Ethics for T. Rowe Price Associates, Inc.

P(10)	Code of Ethics for Loomis, Sayles & Company, L.P.

P(11)	Code of Ethics for Metropolitan West Asset Management, LLC

P(12)	Code of Ethics for Harris Associates L.P.

P(13)	Code of Ethics for Gateway Investment Advisers, LLC

P(14)	Code of Ethics for Barrow, Hanley, Mewhinney & Strauss, LLC

P(15)	Code of Ethics for Boston Partners Global Investors, Inc.

P(16)	Code of Ethics for Invesco Advisers, Inc.

EX-101.INS	XBRL Instance Document – the instance document does not appear on the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document

EX-101.SCH	XBRL Taxonomy Extension Schema Document

EX-101.CAL	XBRL Taxonomy Extension Calculation Linkbase

EX-101.DEF	XBRL Taxonomy Extension Definition Linkbase

EX-101.LAB	XBRL Taxonomy Extension Labels Linkbase

EX-101.PRE	XBRL Taxonomy Extension Presentation Linkbase